`
   As filed with the Securities and Exchange Commission on February 4, 2005.

               U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-effective Amendment No. ____     [ ] Post-effective Amendment No.  ____
                        (Check appropriate box or boxes)

                                   PBHG FUNDS
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (610) 647-4100

                     Name and Address of Agent for Service:

                                DAVID J. BULLOCK
                           Liberty Ridge Capital, Inc.
                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087
Copies to:

THOMAS H. DUNCAN, ESQUIRE                   ROBERT E. PUTNEY, III, ESQUIRE
Ballard Spahr Andrews & Ingersoll, LLP      Liberty Ridge Capital, Inc.
1225 17th Street                            1400 Liberty Ridge Drive
Suite 2300                                  Wayne, Pennsylvania  19087
Denver, Colorado  80202

         It is proposed that this Registration Statement will become effective on March 7, 2005, pursuant to Rule 488.

         The titles of the securities being registered are PBHG Class, Class A and Class C shares of PBHG Strategic Small Company Fund, PBHG Class, Advisor Class, Class A and Class C shares of PBHG Focused Fund and PBHG Class, Class A and Class C shares of PBHG Large Cap Growth Concentrated Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                            PBHG EMERGING GROWTH FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                                                               March __, 2005
Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of PBHG Emerging Growth Fund ("Emerging Growth Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), with PBHG Strategic Small Company Fund ("Strategic Small Company Fund"), which is also an investment portfolio of PBHG Funds.

         Strategic Small Company Fund and Emerging Growth Fund have similar investment objectives. Strategic Small Company Fund seeks to provide investors with growth of capital while Emerging Growth Fund seeks to provide investors with long-term growth of capital. Strategic Small Company Fund seeks to meet its investment objective by investing at least 80% of its assets in equity securities, such as common stocks, of small sized companies. Emerging Growth Fund seeks to meet its investment objective by investing at least 80% of its assets in growth securities, such as common stocks, of small sized companies. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") serves as the investment adviser to both funds.

         Liberty Ridge Capital and the Board of Trustees of PBHG Funds have undertaken a review of the PBHG Funds and concluded that it is appropriate to reduce the number of PBHG Funds that compete for limited shareholder assets by consolidating certain funds having similar investment objectives and strategies. As part of that review, Liberty Ridge Capital recommended the combination of Emerging Growth Fund with Strategic Small Company Fund.

         The long-term performance of Strategic Small Company Fund has been better than Emerging Growth Fund and after the reorganization the total annual operating expenses of Strategic Small Company Fund are expected to be lower than the expenses of Emerging Growth Fund. In addition, Strategic Small Company Fund's investment policies allow it to invest in a broader range of securities than Emerging Growth Fund, which may provide greater flexibility for investment. As a result, Liberty Ridge Capital believes that Strategic Small Company Fund is better positioned to attract additional assets in the future.

         After considering various alternatives, the Board of Trustees concluded that combining Emerging Growth Fund with Strategic Small Company Fund would serve the best interests of Emerging Growth Fund and its shareholders. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the two funds for your evaluation.

         You are being asked to approve a Plan of Reorganization for Emerging Growth Fund which provides for the reclassification and change of the outstanding shares of Emerging Growth Fund into shares of Strategic Small Company Fund based upon their respective net asset values. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

         YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also vote your shares on the web at http://www.proxyvote.com by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                                 Sincerely,



                                                 Leigh A. Wilson
                                                 Chairman

                            PBHG EMERGING GROWTH FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PBHG Emerging Growth Fund ("Emerging Growth Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), will be held at the offices of Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on April 21, 2005, at 10:00 a.m. local time, for the following purposes:

     1. To approve a Plan of Reorganization (the "Plan of Reorganization") for Emerging Growth Fund and the consummation of the transactions contemplated therein. The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Emerging Growth Fund shares into shares of PBHG Strategic Small Company Fund ("Strategic Small Company Fund") of the same classes (the "Reorganization"). The value of each Emerging Growth Fund shareholder's account with Strategic Small Company Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Growth Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

                  Shareholders of record as of the close of business on February 18, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF PBHG FUNDS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO VOTE YOUR SHARES BY THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE WEB AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO PBHG FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.



                                                  John M. Zerr
                                                  Secretary
March __, 2005

                            PBHG EMERGING GROWTH FUND
                        PBHG STRATEGIC SMALL COMPANY FUND
                               EACH A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: March __, 2005

         This document is being furnished to you in connection with the Special Meeting of Shareholders of PBHG Emerging Growth Fund ("Emerging Growth Fund"), an investment portfolio of PBHG Funds, a Delaware statutory trust ("PBHG Funds"), to be held on April 21, 2005 (the "Special Meeting"). At the Special Meeting, you will be asked to consider and approve a Plan of Reorganization (the "Plan of Reorganization") for Emerging Growth Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus. THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF EMERGING GROWTH FUND SHAREHOLDERS.

         The Plan of Reorganization provides for the reclassification of the shares of Emerging Growth Fund and the change of the outstanding shares of Emerging Growth Fund into shares of PBHG Strategic Small Company Fund ("Strategic Small Company Fund") based upon the net asset values of the two funds. All of the assets and liabilities of Emerging Growth Fund will become assets and liabilities of Strategic Small Company Fund, and PBHG Class shares of Emerging Growth Fund will be reclassified as PBHG Class shares of Strategic Small Company Fund, Class A shares of Emerging Growth Fund will be reclassified as Class A shares of Strategic Small Company Fund and Class C shares of Emerging Growth Fund will be reclassified as Class C shares of Strategic Small Company Fund. The value of your account with Strategic Small Company Fund immediately after the Reorganization will be the same as the value of your account with Emerging Growth Fund immediately before the Reorganization.

         Strategic Small Company Fund is an investment portfolio of PBHG Funds, an open-end, series management investment company. Strategic Small Company Fund seeks to provide investors with growth of capital while Emerging Growth Fund seeks to provide investors with long-term growth of capital. Strategic Small Company Fund seeks to meet its investment objective by investing at least 80% of its assets in equity securities, such as common stocks, of small sized companies. Emerging Growth Fund seeks to meet its investment objective by investing at least 80% of its assets in growth securities, such as common stocks, of small sized companies. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") serves as the investment adviser to both funds. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth the information that you should know before voting on the Plan of Reorganization. It should be read and retained for future reference. The Statement of Additional Information related to this Proxy

Statement/Prospectus, dated March __, 2005, is available on request and without charge by contacting PBHG Funds at the address or telephone number below, and is hereby incorporated by reference.

         The current prospectus for PBHG Class shares of both Emerging Growth Fund and Strategic Small Company Fund and the current prospectus for Class A and Class C shares of both Emerging Growth Fund and Strategic Small Company Fund, each dated January 14, 2005, together with the related Statements of Additional Information for PBHG Class, and Class A and Class C shares of both Emerging Growth Fund and Strategic Small Company Fund also dated January 14, 2005 are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus for PBHG Class shares of PBHG Funds is included as Appendix II to this Proxy Statement/Prospectus. A copy of the current prospectus for Class A and Class C shares of PBHG Funds is included as Appendix III to this Proxy Statement/Prospectus. These documents, as well as the most recent annual report and the most recent semi-annual report for PBHG Funds, are available without charge by writing to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling (800) 433-0051. The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about Emerging Growth Fund and Strategic Small Company Fund on the Web at http://www.pbhgfunds.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                            [END OF FRONT COVER PAGE]

                                   PBHG FUNDS
                                TABLE OF CONTENTS

                                                                                                   Page

INTRODUCTION..........................................................................................1
APPROVAL OF PLAN OF REORGANIZATION....................................................................3
SUMMARY...............................................................................................3
         Reorganization...............................................................................3
         Background and Reasons for the Reorganization................................................3
         Comparison of Strategic Small Company Fund and Emerging Growth Fund..........................5
ANNUAL FUND OPERATING EXPENSES....................................................................... 9
RISK FACTORS.........................................................................................11
         Comparative Risks...........................................................................11
         Risks Associated with Strategic Small Company Fund..........................................11
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.......................................12
         Investment Objectives.......................................................................12
         Investment Policies.........................................................................12
         Investment Restrictions.....................................................................13
FINANCIAL HIGHLIGHTS.................................................................................13
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION..............................................17
         The Reorganization..........................................................................17
         Board Considerations........................................................................17
         Other Terms.................................................................................19
         Federal Income Tax Consequences.............................................................20
         Capital Loss Carryforward...................................................................21
CAPITALIZATION.......................................................................................22
ADDITIONAL INFORMATION ABOUT THE FUNDS...............................................................23
         Investment Management.......................................................................23
RIGHTS OF SHAREHOLDERS...............................................................................23
OWNERSHIP OF EMERGING GROWTH FUND AND STRATEGIC SMALL COMPANY FUND SHARES............................24
         Significant Holders.........................................................................24
         Ownership of Trustees and Officers..........................................................24
LEGAL MATTERS........................................................................................25
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION........................................25
ADDITIONAL INFORMATION ABOUT STRATEGIC SMALL COMPANY FUND............................................25


APPENDIX I.......................................................................Plan of Reorganization
APPENDIX II...............................................Prospectus of PBHG Class shares of PBHG Funds
APPENDIX III ....................................Prospectus of Class A and Class C shares of PBHG Funds

                                       i

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by PBHG Funds' Board of Trustees for use at the Special Meeting of Shareholders of Emerging Growth Fund to be held at the offices of Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on April 21, 2005, at 10:00 a.m., local time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

         We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. In all cases where a telephonic proxy is solicited, the Georgeson representative will ask for each shareholder's full name and address or the zip code or employer identification number and to confirm that the shareholder has received this Proxy Statement/Prospectus and proxy card in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

         Liberty Ridge Capital, Inc. ("Liberty Ridge Capital"), the investment adviser for each fund, will reimburse Emerging Growth Fund and Strategic Small Company Fund for the costs and expenses they incur in connection with the Reorganization. For Emerging Growth Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting and proxy solicitation costs. The cost of the solicitation of proxies is anticipated to be approximately $26,400.

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the election of the trustees and the proposal to approve the Plan of Reorganization, and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of Emerging Growth Fund entitled to vote at the Special Meeting will constitute a quorum.

         At the Special Meeting, a quorum being present, approval of the Plan of Reorganization requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on February 18, 2005 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were ____________ PBHG Class shares, __________ Class A shares and ___________ Class C shares of Emerging Growth Fund outstanding. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

         We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about March __, 2005.

                       APPROVAL OF PLAN OF REORGANIZATION

                                     SUMMARY

REORGANIZATION

         The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Emerging Growth Fund shares into Strategic Small Company Fund shares (the "Reorganization"). If shareholders of Emerging Growth Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of Emerging Growth Fund will become the assets and liabilities of Strategic Small Company Fund, and the issued and outstanding PBHG Class, Class A and Class C shares of Emerging Growth Fund will be changed into PBHG Class, Class A and Class C shares, respectively, of Strategic Small Company Fund that have a net asset value equal to the value of the Emerging Growth Fund net assets immediately prior to the Reorganization. The value of each Emerging Growth Fund shareholder's account with Strategic Small Company Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Growth Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.

         We will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization - Federal Income Tax Consequences" below.

         Strategic Small Company Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Wayne, Pennsylvania (telephone: (800) 433-0051).

BACKGROUND AND REASONS FOR THE REORGANIZATION

         The Board of Trustees of PBHG Funds, including each of the independent trustees, has determined that the reorganization of Emerging Growth Fund into Strategic Small Company Fund is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

         In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

     o The compatibility of the investment objectives and principal investment strategies of the two funds.

     o The enhanced portfolio management commitment by Liberty Ridge Capital to the combined fund as a result of changing the portfolio managers in Emerging Growth Fund to the same experienced portfolio managers as Strategic Small Company Fund.

     o Liberty Ridge Capital's reduction of Strategic Small Company Fund's investment advisory fee by 0.15%.

     o Lower expense levels for each fund resulting from Liberty Ridge Capital's commitment to expense ratio caps.

     o Liberty Ridge Capital's belief that the combined fund will have improved marketability based upon its investment focus and performance record.

     o    The potential operating efficiencies of the combined funds.

     o The tax-free nature of the Reorganization for Federal income tax purposes.

     o The undertaking by Liberty Ridge Capital to reimburse each fund for the expenses of the Reorganization.

o        The comparative expenses of the two funds.

         Over the last several months, Liberty Ridge Capital has undertaken a review of the PBHG Funds and concluded that the investment management of a number of PBHG Funds needed to be strengthened, their investment policies, objectives and strategies needed to be more focused, and the multiple investment funds with overlapping investment objectives and distribution efforts presented unnecessarily duplicative and confusing alternatives to current fund shareholders and future investors. As a result of Liberty Ridge Capital's review, the Board concluded that it is appropriate to consolidate certain funds with similar investment objectives and strategies. The Board concluded that Emerging Growth Fund and Strategic Small Company Fund unnecessarily overlap, and combining the two funds should provide a more stable base of assets for management and distribution.

         The Board of Trustees noted that Strategic Small Company Fund and Emerging Growth Fund are similar funds. Both funds invest primarily in equity securities, such as common stocks, of small sized companies. Liberty Ridge Capital and the Board have undertaken a review of the PBHG Funds and concluded that it is appropriate to reduce the number of PBHG Funds that compete for limited shareholder assets by consolidating certain funds with similar investment objectives and strategies. Emerging Growth Fund's performance has been poor compared to both its benchmark index and to Strategic Small Company Fund, and after giving effect to fee waivers the combined fund's ratio of expenses to net assets is expected to be lower than that of Emerging Growth Fund's and Strategic Small Company Fund's current expense ratios. In addition, Strategic Small Company Fund's investment policies allow it to invest in a broader range of securities than Emerging Growth Fund, which may provide greater flexibility for investment.

         The Board considered that Emerging Growth Fund has underperformed its benchmark index, the Russell 2000(R) Growth Index, in the most recent 5- and

10-year periods ended November 30, 2004. By contrast, Strategic Small Company Fund has outperformed its benchmark index, the Russell 2000(R) Index, over the past 5 years and since its inception on December 31, 1996, for the period ended November 30, 2004. Strategic Small Company Fund's performance has also been better than Emerging Growth Fund's performance.

         Liberty Ridge Capital advised the Board that Strategic Small Company Fund's investment advisory fee is currently 0.15% greater than that of Emerging Growth Fund's investment advisory fee. Effective December 9, 2004, Liberty Ridge Capital permanently reduced the investment advisory fee applicable to Strategic Small Company Fund from 1.00% to 0.85%. In addition, Liberty Ridge Capital has agreed to waive fees or reimburse expenses for the combined fund so that the total annual operating expenses of the combined fund are lower than the expenses of both Emerging Growth Fund and Strategic Small Company Fund.

         Accordingly, Liberty Ridge Capital advised the Board of Trustees that in light of the similarity of the two funds within the PBHG Funds complex, Strategic Small Company Fund's better historical performance and similar expenses, it believed that the combination of Emerging Growth Fund with and into Strategic Small Company Fund would create a fund with the best chance to attract additional assets in the future. After considering alternatives for the future of Emerging Growth Fund, the Board of Trustees concluded that Emerging Growth Fund should be combined with Strategic Small Company Fund.

         For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization, see "Additional Information About the Plan of Reorganization."

COMPARISON OF STRATEGIC SMALL COMPANY FUND AND EMERGING GROWTH FUND

         INVESTMENT OBJECTIVE AND POLICIES

         The investment objectives of Emerging Growth Fund and Strategic Small Company Fund are similar. Strategic Small Company Fund seeks to provide investors with growth of capital. Emerging Growth Fund seeks to provide investors with long-term growth of capital. In addition, the funds follow similar investment strategies to achieve their investment objectives.

         Strategic Small Company Fund normally invests at least 80% of its total assets in equity securities, such as common stocks, of small sized companies.

         Emerging Growth Fund normally invests at least 80% of its total assets in growth securities, such as common stocks, of small sized companies.

         The annual portfolio turnover rate for Strategic Small Company Fund was 96.80% for the fiscal year ended March 31, 2004. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Strategic Small Company Fund. Emerging Growth Fund's portfolio turnover rate for the same period was 96.38%.

         INVESTMENT ADVISORY SERVICES

         Liberty Ridge Capital serves as investment adviser to both funds.

         Liberty Ridge Capital is an indirect, wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         There is no initial sales charge applicable to PBHG Class shares of Strategic Small Company Fund. Class A shares of both Strategic Small Company Fund and Emerging Growth Fund are sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1,000,000. In addition, if you purchase $1,000,000 or more Class A shares and redeem those shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption. Strategic Small Company Fund and Emerging Growth Fund Class C shares have a contingent deferred sales charge of 1.00% if redeemed within 12 months after the date of purchase. For more information, see the discussion under the heading "Choosing a Share Class" in the PBHG Funds Class A and C Shares Prospectus attached as Appendix III to this Proxy Statement.

         Both Strategic Small Company Fund and Emerging Growth Fund pay PBHG Fund Distributors a distribution fee at an annual rate of 1.00% of the average daily net assets attributable to Class C shares for distribution services. For more information, see the discussion under the heading "Distribution Arrangements" in the PBHG Funds Class A and C Shares Prospectus attached as part of Appendix III to this Proxy Statement.

         PERFORMANCE

         Annual total returns for the periods indicated for PBHG Class shares of Strategic Small Company Fund are shown below. The tables also compare the average annual returns of Strategic Small Company Fund to those of a broad based securities market index. Strategic Small Company Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG Class shares. Past performance cannot guarantee comparable future results.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                           CALENDAR YEAR TOTAL RETURNS
                          STRATEGIC SMALL COMPANY FUND

               [YEARS]          [%]         [YEARS]       [%]
                1997           25.67%        2001         -9.97%
                1998            2.13%        2002       -33.31%
                1999           51.79%        2003        47.21%
                2000           11.89%        2004        11.21%

         The year-to-date return of Strategic Small Company Fund as of December 31, 2004 was 11.21%.

            BEST QUARTER:           Q4 1999              36.16%
            WORST QUARTER:          Q3 1998             -23.48%


                          AVERAGE ANNUAL TOTAL RETURNS
                          Strategic Small Company Fund
                    (For the periods ended December 31, 2004)


                                                                                Since Inception
PBHG Class Shares                           1 Year             5 Years            (12/31/96)
-----------------                           ------             -------            ----------
Return Before Taxes                         11.21%            1.92%                9.99%
Return After Taxes on Distributions         11.21%            1.01%                8.47%
Return After-Taxes on Distributions          7.29%            1.19%                7.90%
and Sale of Fund Shares


                                                                                Since Inception
                                           1 Year             5 Years              (12/31/96)
                                           ------             -------              ----------
Class A Shares(1)
Return Before Taxes                         4.55%              0.54%                8.85%
Class C Shares(2)
Return Before Taxes                         9.14%              0.91%                8.79%
Russell 2000(R) Index (reflects no         18.33%              6.61%                8.99%
deductions for fees, expenses or
taxes)


(1) The inception date of the PBHG Strategic Small Company Fund-Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total returns of Class A shares after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 8.20% and 5.33%, respectively.
(2) The inception date of the PBHG Strategic Small Company Fund-Class C shares was July 31, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the sales charges and higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C shares before taxes from its inception date to December 31, 2003 was 13.42%.

         After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts. After-tax returns are shown for PBHG Class shares only and after-tax returns for Class A and Class C shares will vary.

         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Shares of Strategic Small Company Fund and Emerging Growth Fund are both distributed by PBHG Fund Distributors. Purchase and redemption procedures are the same for Strategic Small Company Fund and Emerging Growth Fund. Generally, you may exchange some or all shares of a particular class of a PBHG Fund for the same class of another PBHG Fund that offers such class of shares.

         OPERATING EXPENSES

         The PBHG Class shares of Strategic Small Company Fund are a no-load investment, which means there are no fees or charges to buy or sell PBHG Class shares, to reinvest dividends or to exchange into other funds. Strategic Small Company Fund Class A shares have an initial sales charge ranging from 2.00% to 5.75%. Strategic Small Company Fund Class C shares have no initial sales charge but are subject to a contingent deferred sales charge of 1.00% if they are redeemed within the first 12 months.

         A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares, Class A shares and Class C shares of Strategic Small Company Fund and Emerging Growth Fund are shown below. Pro forma estimated expenses of Strategic Small Company Fund, giving effect to the Reorganization, are also provided.

                         ANNUAL FUND OPERATING EXPENSES*

                                           PBHG Emerging                 PBHG Strategic            PBHG Strategic Small
                                            Growth Fund                Small Company Fund              Company Fund
                                                                                                    Pro Forma Estimated
                                     ---------------------------  -----------------------------  --------------------------
                                      PBHG     Class A   Class C    PBHG    Class A   Class C     PBHG     Class A  Class C
                                      Class                        Class                          Class
                                     --------  --------- -------  --------- --------- ---------  --------  -------  -------
SHAREHOLDER TRANSACTION
   EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
   percentage of
  offering prices).............       None      5.75%     None      None     5.75%      None      None     5.75%     None
Deferred Sales Load (as a
   percentage of original
   purchase price or
   redemption proceeds, as
   applicable).................       None     None(1)   1.00%      None    None(1)    1.00%      None     None(1)  1.00%
Redemption/Exchange Fee (as a
   percentage of amount
   redeemed or exchanged)(2)          None      2.00%    2.00%     2.00%     2.00%     2.00%      2.00%    2.00%    2.00%
ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE
   NET ASSETS)
Management Fees................       0.85%     0.85%    0.85%     1.00%     1.00%     1.00%      0.85%    0.85%    0.85%
Distribution and/or Service
   (12b-1) Fees................       None       None    0.75%      None      None     0.75%      None      None    0.75%
Other Expenses
  Service Fees.................        --       0.25%    0.25%       --      0.25%     0.25%       --      0.25%    0.25%
  Other Operating Expenses.....       0.64%     0.64%    0.64%     0.69%     0.69%     0.69%      0.64%    0.64%    0.64%
  Total Other Expenses.........       0.64%     0.89%    0.89%     0.69%     0.94%     0.94%      0.64%    0.89%    1.64%
Total Fund Operating Expenses..       1.49%     1.74%    2.49%     1.69%     1.94%     2.69%      1.49%    1.74%    2.49%
                                      -----     -----    -----     -----     -----     -----      -----    -----    -----
Fee Waiver.....................        --         --       --      0.19%     0.29%     0.19%      0.01%    0.01%    0.01%
Net Expenses...................       1.49%     1.74%    2.49%     1.50%(3)  1.75%(3)  2.50%(3)  1.48%(4)  1.73%(4) 2.48%(4)
                                      =====     =====    =====     =====    =====      =====     =====     =====    =====

-------------
* Expense information in the table has been restated to reflect current fees as of October 31, 2004.
(1) If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a one percent contingent deferred sales charge at the time of redemption.
(2) To prevent the fund from being adversely effected by the transaction costs associated with excessive short-term trading activity, the fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to two percent of the net asset value of all such shares redeemed within ten calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the fund for the benefit of all shareholders.
(3) This is the actual total fund operating expense you should expect to pay as an investor in this fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the fund and to pay certain expenses of the funds to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% of PBHG class shares, 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in the which the fund's assets are greater than $75 million and its total annual fund operating (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50% of PBHG class shares, 1.75% of Class A shares and 2.50% of Class C shares, the fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund was $43,417.00 and $76,813.00, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.
(4) This is the actual total fund operating expense you should expect to pay as an investor in this fund for the fiscal year ending March 31, 2006. However, you should know that for the fiscal year ending March 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the fund and to pay certain expenses of the funds to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.48% of PBHG class shares, 1.73% of Class A shares and 2.48% of Class C shares. You should know that in any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.48% of PBHG class shares, 1.73% of Class A shares and 2.48% of Class C shares, the fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years.

HYPOTHETICAL EXAMPLES OF EFFECT OF EXPENSES

         These examples can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. The examples for Class A and Class C shares also assume that the Funds' operating expenses remain the same for the time periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         ONE      TWO      THREE     FOUR   FIVE      SIX     SEVEN      EIGHT      NINE      TEN
                                         YEAR     YEARS    YEARS    YEARS   YEARS    YEARS    YEARS      YEARS     YEARS     YEARS
                                         ----     -----    -----    -----   -----    -----    -----      -----     -----     -----
PBHG EMERGING GROWTH FUND
     PBHG Class shares
         Assuming complete redemption
         at end of period:............     $152     $309     $471     $639    $813     $993    $1,180     $1,373    $1,573    $1,779
         Assuming no redemption:......     $152     $309     $471     $639    $813     $993    $1,180     $1,373    $1,573    $1,779
     Class A shares(1):
         Assuming complete redemption
         at end of period:............     $742     $914   $1,091   $1,275  $1,464   $1,660    $1,862     $2,071    $2,286    $2,509
         Assuming no redemption:......     $742     $914  $ 1,091   $1,275  $1,464   $1,660    $1,862     $2,071    $2,286    $2,509
     Class C shares:
         Assuming complete redemption
         at end of period (2):........     $355     $511     $776   $1,047  $1,326   $1,611    $1,903     $2,203    $2,511    $2,826
         Assuming no redemption:......     $252     $511     $776   $1,047  $1,326   $1,611    $1,903     $2,203    $2,511    $2,826
PBHG STRATEGIC SMALL COMPANY FUND
     PBHG Class shares
         Assuming complete redemption
         at end of period:............     $153     $330     $514     $704    $900   $1,103    $1,312     $1,528    $1,751    $1,982
         Assuming no redemption:......     $153     $330     $514     $704    $900   $1,103    $1,312     $1,528    $1,751    $1,982
     Class A shares(1):
         Assuming complete redemption
         at end of period :...........     $743     $934   $1,132   $1,345  $1,545   $1,761    $1,984     $2,214    $2,451    $2,695
         Assuming no redemption:......     $743     $934   $1,132   $1,345  $1,545   $1,761    $1,984     $2,214    $2,451    $2,695
     Class C shares:
         Assuming complete redemption
         at end of period (2):........     $356     $532     $817   $1,109  $1,408   $1,714    $2,026     $2,346    $2,673    $3,008
         Assuming no redemption:......     $253     $532     $817   $1,109  $1,408   $1,714    $2,026     $2,346    $2,673    $3,008
COMBINED FUND
     PBHG Class shares
         Assuming complete redemption
         at end of period:............     $151     $308     $470     $638    $812     $992    $1,179     $1,372    $1,572    $1,779
         Assuming no redemption:......     $151     $308     $470     $638    $812     $992    $1,179     $1,372    $1,572    $1,779
     Class A shares(1):
         Assuming complete redemption
         at end of period :...........     $741     $913   $1,091   $1,274  $1,464   $1,659    $1,861     $2,070    $2,285    $2,508
         Assuming no redemption:......     $741     $913   $1,091   $1,274  $1,464   $1,659    $1,861     $2,070    $2,285    $2,508
     Class C shares:
         Assuming complete redemption
         at end of period (2):........     $354     $510     $775   $1,046  $1,325   $1,610    $1,903     $2,203    $2,510    $2,825
         Assuming no redemption:......     $251     $510     $775   $1,046  $1,325   $1,610    $1,903     $2,203    $2,510    $2,825


--------------
(1)      Assumes payment of maximum sales charge by the investor.
(2)      Assumes payment of applicable CDSC.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

         The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

         FURTHER INFORMATION

         Additional information concerning Strategic Small Company Fund is contained in this Proxy Statement/Prospectus and in the current prospectuses for PBHG Funds that are included as Appendix III. Further information concerning Emerging Growth Fund can also be found in the PBHG Funds prospectuses. The cover page describes how you may obtain further information.

                                  RISK FACTORS

COMPARATIVE RISKS

         Strategic Small Company Fund seeks to provide investors with growth of capital. Emerging Growth Fund seeks to provide investors with long-term growth of capital. Both funds seek to achieve their investment objectives by, under normal market conditions, investing at least 80% of their assets in equity securities, such as common stocks, of small sized companies. The equity securities in the funds are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. In addition, Strategic Small Company Fund may also invest in common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. In this regard, the risks of investing in the funds are similar.

         The risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

RISKS ASSOCIATED WITH STRATEGIC SMALL COMPANY FUND

         The value of your investment in Strategic Small Company Fund may go down, which means you could lose money.

         The price of the securities in the fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

         The fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the fund may never reach what Liberty Ridge Capital believes are their full potential worth and may go down in price.

         Although the fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         Your investment in Strategic Small Company Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other governmental agency.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

         The investment objectives of Strategic Small Company Fund and Emerging Growth Fund are similar. Strategic Small Company Fund seeks to provide investors with growth of capital. Emerging Growth Fund seeks to provide investors with long-term growth of capital.

INVESTMENT POLICIES

         A description of the investment policies of each of Strategic Small Company Fund and Emerging Growth FUND is provided below.

         STRATEGIC SMALL COMPANY FUND

         Under normal market conditions, Strategic Small Company Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing the fund. Generally speaking, the fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deceleration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive long-term growth potential.

         EMERGING GROWTH FUND

         Under normal market conditions, Emerging Growth invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for the fund. Generally speaking the fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

         STRATEGIC SMALL COMPANY FUND MANAGEMENT

         James B. Bell, III, CFA, has co-managed Strategic Small Company Fund since December 9, 2004. Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financial, utilities and gaming/leisure companies Prior to joining Liberty Ridge Capital, Mr. Bell worked for six years as a commercial banker at Allfirst Bank. James M. Smith, CFA, has co-managed Strategic Small Company Fund since its inception in 1996. Mr. Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.

INVESTMENT RESTRICTIONS

         Since Emerging Growth Fund and Strategic Small Company Fund are each a separate series of PBHG Funds, each fund is currently subject to the same investment restrictions.

                              FINANCIAL HIGHLIGHTS

         Shown below are the financial highlights for PBHG Class, Class A and Class C shares of Strategic Small Company Fund for the fiscal years ended March 31, 2000-2004 audited by PricewaterhouseCoopers LLP and for the unaudited six-month period ended September 30, 2004. The "Report of Independent Registered Public Accounting Firm" and financial statements are included in Strategic Small Company Fund's annual report to shareholders for the fiscal year ended March 31, 2004. Strategic Small Company Fund's annual report to shareholders dated March 31, 2004 and its semi-annual report to shareholders dated September 30, 2004, whicho contains additional unaudited financial information, are available without charge upon request made to PBHG Funds at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                 STRATEGIC SMALL COMPANY FUND PBHG CLASS SHARES



                                       SIX MONTHS
                                         ENDED
                                          2004
                                      SEPTEMBER 30,                            YEAR ENDED MARCH 31,
                                          2004             ---------------------------------------------------------------
                                      (UNAUDITED)(1)(2)    2004(1)        2003(1)      2002(1)      2001(1)           2000
                                      -----------------    --------       -------      -------      -------           ----
Net asset value, beginning of
  period ............................     $13.68            $8.72         $13.37       $12.08       $19.34          $10.54
                                           ------            -----         ------       ------       ------          ------
Income from investment operations:
  Net investment loss ...............      (0.08)           (0.14)         (0.11)       (0.13)       (0.11)          (0.13)
  Net gains (losses) on securities
    (both realized and unrealized) ..      (0.89)            5.10          (4.54)        1.42        (4.55)          10.18
                                          ------            -----         ------       ------       ------          ------
         Total from investment
           operations ...............      (0.97)            4.96          (4.65)        1.29        (4.66)          10.05
Less distributions:
  Distributions from net investment
    income ..........................         --               --             --           --           --              --
                                          ------            -----         ------       ------       ------          ------
  Distributions from capital
    gains ...........................         --               --             --           --        (2.60)          (1.25)
                                          ------            -----         ------       ------       ------          ------
         Total distributions ........         --               --             --           --        (2.60)          (1.25)
                                          ------            -----         ------       ------       ------          ------
         Net asset value, end of
           period ...................      12.71            13.68           8.72        13.37        12.08           19.34
                                          ------            -----         ------       ------       ------          ------
Total return ........................      (7.09)%          56.88%        (34.78)%      10.68%      (27.04)%         99.74%
                                          ------            -----         ------       ------       ------          ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted) ........................    $55,186          $69,838        $57,738      $86,243      $76,331         $75,225
                                         -------         -------       -------       -------      -------       -------
  Ratio of expenses to average net
    assets (including expense
    reduction).......................       1.50%            1.50%          1.50%        1.50%        1.50%           1.50%
Ratio of net investment income
    (loss) to average net assets ....      (1.27)%          (1.14)%        (1.09)%      (0.96)%      (0.63)%         (0.93)%

Ratio of expenses to average net
     assets (excluding waivers and
     expense reduction...............       1.65%            1.60%          1.57%        1.52%        1.50%           1.55%

Ratio of net investment income
    (loss) to average net assets
     (excluding waiver and expense
      reduction) ....................      (1.42)%          (1.24)%        (1.16)%      (0.97)%      (0.63)%         (0.98)%
                                          ------            -----         ------       ------       ------          ------
  Portfolio turnover rate ...........      40.99%           96.80%        113.26%      118.88%      143.04%         240.55%

--------------------------
  (1) Per share calculations were performed using average shares for the period.
  (2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.

                 STRATEGIC SMALL COMPANY FUND CLASS A SHARES(3)

                                    SIX MONTHS
                                      ENDED          JULY 31, 2003
                                   SEPTEMBER 30,        THROUGH
                                      2004              MARCH 31,
                                  (UNAUDITED)(1)(2)  2004(1)(2)(3)
                                  -----------------  -------------
Net asset value, beginning of
  period........................         $13.66        $11.72
                                         ------        ------
Income from investment operations:
  Net investment loss ............        (0.10)        (0.13)

  Net gains (losses) on securities
    (both realized and
     unrealized) .................        (0.89)         2.07
                                         ------        ------
         Total from investment
           operations ............        (0.99)         1.94
                                         ------        ------
Less distributions:
  Distributions from net
    investment income ............           --            --
                                         ------        ------
  Distributions from capital
    gains ........................           --            --
                                         ------        ------
         Total distributions .....           --            --
                                         ------        ------
         Net asset value, end of
         period ..................        12.67          13.66
                                         ------        ------
Total return .....................        (7.25)%       16.55%
                                         ------        ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted) .....................          $54           $65
                                         ------        ------
  Ratio of expenses to average net
    assets (including expense
    reduction) ...................         1.75%         1.75%
Ratio of net investment income
   (loss) to average net assets ..        (1.51)%     (1.43)%
Ratio of expenses to average net
    assets (excluding waivers and
    expense reduction) ...........         1.90%      1.87%
Ratio of net investment income
    (loss) to average net assets
    (excludingwaivers and expense
    reduction) ...................        (1.66)%       (1.55)%
                                         ------        ------
  Portfolio turnover rate ........        40.9          96.80%

---------------------
   (1) Per share calculations were performed using average shares for the period.
   (2)  Total return and portfolio turnover have not been annualized.
        All other ratios have been annualized.
   (3)  Class A shares commenced operation on July 31, 2003.

                 STRATEGIC SMALL COMPANY FUND CLASS C SHARES(3)


                                       SIX MONTHS
                                          ENDED         JULY 31, 2003
                                      SEPTEMBER 30,         THROUGH
                                          2004             MARCH 31,
                                    (UNAUDITED)(1)(2)    2004(1(2)(3)
                                    -----------------   --------------
Net asset value, beginning of
  period........................          $13.59           $11.72
                                          ------           ------
Income from investment operations:
  Net investment loss...........           (0.14)           (0.19)
  Net gains (losses) on securities
    (both realized and unrealized)         (0.89)            2.06
                                          ------           ------
         Total from investment
           operations...........           (1.03)            1.87
                                          ------           ------
Less distributions:
  Distributions from net
    investment income...........              --               --
                                          ------           ------
  Distributions from capital
    gains.......................              --               --
                                          ------           ------
         Total distributions....              --               --
                                          ------           ------
  Net asset value, end of
     period.....................           12.56             13.59

Total return....................           (7.58)%          15.96%
                                          ------           ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)....................             $54              $58
                                          ------           ------
  Ratio of expenses to average net
    assets (including expense
    reduction)..................            2.50%            2.50%
Ratio of net investment income
 (loss) to average net assets ..           (2.26)%          (2.18)%
Ratio of expenses to average net
  assets (excluding waivers and
  expense reduction) ...........            2.65%            2.62%
Ratio of net investment income
  (loss) to average net assets
  (excluding  and expense
  reduction) ...................           (2.41)%          (2.30)%
                                          ------           ------
  Portfolio turnover rate.......           40.99%           96.80%

------------------------------
(1) Per share calculations were performed using average shares for the period.
(2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.
(3) Class C shares commenced operation on July 31, 2003.

             ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION


         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Pursuant to the Plan of Reorganization the issued and outstanding PBHG Class, Class A and Class C shares of Emerging Growth Fund will become PBHG Class, Class A and Class C shares of Strategic Small Company Fund. This means that PBHG Class, Class A and Class C shares of Emerging Growth Fund will be changed into PBHG Class, Class A and Class C shares, respectively, of Strategic Small Company Fund having an aggregate net asset value equal to the net asset value of Emerging Growth Fund immediately prior to the Reorganization. To complete the reclassification, PBHG Funds will credit shares of Strategic Small Company Fund to Emerging Growth Fund's shareholders. The value of each Emerging Growth Fund shareholder's account with Strategic Small Company Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Growth Fund immediately prior to the Reorganization. Shareholders will not pay any sales charge in connection with the Reorganization.

         All of the assets and liabilities of Emerging Growth Fund will become assets and liabilities of Strategic Small Company Fund.

         Each share of Strategic Small Company Fund entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder, to participate equally in dividends and distributions declared by the Board of Trustees with respect to a class of shares of Strategic Small Company Fund and, upon liquidation of Strategic Small Company Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of Strategic Small Company Fund have proportionately the same rights, including voting rights as are provided for full shares.

         Consummation of the Reorganization is expected to occur on April 22, 2005, at 4:30 p.m. Eastern Standard Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on that day.

BOARD CONSIDERATIONS

         The Board of Trustees of PBHG Funds determined that the proposed Reorganization of Emerging Growth Fund with Strategic Small Company Fund is in the best interests of the shareholders of Emerging Growth Fund and Strategic Small Company Fund, and recommended approval of the Plan of Reorganization by Emerging Growth Fund shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

         At a meeting of the Board of Trustees held on December 8, 2004, Liberty Ridge Capital proposed that the Board of Trustees approve the proposed Reorganization of Emerging Growth Fund. The Trustees received from Liberty Ridge Capital written materials that described the structure and tax consequences of the proposed Reorganization and contained information concerning Emerging Growth Fund and Strategic Small Company Fund, including portfolio management staffing, comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         Over the last several months, Liberty Ridge Capital has undertaken a review of the PBHG Funds and concluded that the investment management of a number of PBHG Funds needed to be strengthened, that their investment policies, objectives and strategies needed to be more focused, and that multiple investment funds with overlapping investment objectives and distribution presented unnecessarily duplicative and confusing alternatives to current fund shareholders and future investors. As a result of Liberty Ridge Capital's review, the Board concluded that it is appropriate to consolidate certain funds with similar investment objectives and strategies. The Board concluded that Emerging Growth Fund and Strategic Small Company Fund unnecessarily overlap, and combining the two funds should provide a more stable base of assets for management.

         In considering the proposed Reorganization, the Board of Trustees noted that Emerging Growth Fund and Strategic Small Company Fund have similar investment objectives and utilize similar investment strategies to achieve those investment objectives. The Board also considered that the long-term performance of Emerging Growth Fund raises questions about its continued long-term viability as a stand-alone investment option. The Board also noted that based on Liberty Ridge Capital's reduction in the investment advisory fee applicable to Strategic Small Company Fund and its commitment to cap expenses below the current expenses of each fund, the total annual operating expenses of Strategic Small Company Fund after giving effect to the Reorganization are expected to be lower than those of Emerging Growth Fund. Strategic Small Company Fund's investment policies also allow investment in a broader range of securities than Emerging Growth Fund, which may provide greater flexibility for investment.

         The information provided to the Board of Trustees demonstrated that Emerging Growth Fund's average annual total returns have been lower than Strategic Small Company Fund's and it has underperformed its benchmark index in the most recent 5- and 10-year periods, ended November 30, 2004. As of November 30, 2004, for the most recent five-year period, PBHG Class Shares of Emerging Growth Fund returned -13.39%, as compared to -1.09% for the Russell 2000(R) Growth Index. Likewise, for the most recent ten-year period as of November 30, 2004, PBHG Class Shares of Emerging Growth Fund returned 0.59%, as compared to 6.99% for the Russell 2000(R) Growth Index. The Board of Trustees also considered the following performance information for PBHG Class shares as of November 30, 2004:

                                                                                                  Since Strategic
                                                                                                       Small
                                     Past 1       Past 2       Past 3     Past 4      Past 5       Company Fund's
                                      Year        Years        Years       Years      Years     Inception (12/31/96)
                                    -------      -------     ---------   --------   --------   ----------------------
Emerging Growth Fund                -8.67%       12.50%       -6.84%     -13.69%    -13.39%          -6.63%
Strategic Small Company Fund         2.90%       18.97%        3.25%       0.75%      4.63%           9.37%

         The Board of Trustees noted that Strategic Small Company Fund's investment advisory fee is 0.15% greater than that of Emerging Growth Fund. Effective December 9, 2004, Liberty Ridge Capital permanently reduced the investment advisory fee applicable to Strategic Small Company Fund from 1.00% to 0.85%. Liberty Ridge Capital also committed to waive fees or reimburse expenses so that the total annual operating expenses of the combined fund are lower than the current expenses of each fund. After the reduction in Strategic Small Company Fund's investment advisory fee and after giving effect to fee waivers, the total annual operating expenses for each of PBHG Class, Class A and Class C Shares of Strategic Small Company, after giving effect to the Reorganization, are expected to be lower than the corresponding class of shares of Emerging Growth Fund by 0.01%.

         The Board of Trustees further noted that the value of each shareholder's account with Strategic Small Company Fund immediately after the Reorganization will be the same as the value of that shareholder's account with Emerging Growth Fund immediately prior to the Reorganization, meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Strategic Small Company Fund acquired by the shareholders of Emerging Growth Fund in connection with the Reorganization. The Board also noted that Liberty Ridge Capital has agreed to reimburse Emerging Growth Fund and Strategic Small Company Fund for costs and expenses they incur in connection with the Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the Plan of Reorganization. The Board of Trustees noted that Emerging Growth Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Emerging Growth Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganization will not dilute the interests of Emerging Growth Fund or Strategic Small Company Fund shareholders and is in the best interests of shareholders of Emerging Growth Fund and Strategic Small Company Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended shareholders approve of the Plan of Reorganization at the Special Meeting.

OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;

o The Plan of Reorganization and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by Emerging Growth Fund shareholders present at the Special Meeting;

o The net assets of Emerging Growth Fund to be acquired by Strategic Small Company Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Emerging Growth Fund immediately prior to the reclassification;

o The dividend or dividends as described in the Plan of Reorganization shall have been declared;

o PBHG Funds shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of Emerging Growth Fund will recognize no gain or loss to the extent that they receive shares of Strategic Small Company Fund in exchange for their shares of Emerging Growth Fund in accordance with the Plan of Reorganization; and

o PBHG Funds shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to PBHG Funds, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of Emerging Growth Fund.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

o No gain or loss will be recognized by Emerging Growth Fund upon the reclassification of its assets to Strategic Small
     Company Fund;

o No gain or loss will be recognized by any shareholder of Emerging Growth Fund upon the exchange of shares of Emerging
     Growth Fund solely for shares of Strategic Small Company Fund;

o The tax basis of the shares of Strategic Small Company Fund to be received by a shareholder of Emerging Growth Fund will be the same as the tax basis of the shares of Emerging Growth
     Fund surrendered in exchange therefor;

o The holding period of the shares of Strategic Small Company Fund to be received by a shareholder of Emerging Growth Fund will include the holding period for which such shareholder held the shares of Emerging Growth Fund exchanged therefor, provided that such shares of Emerging Growth Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

o No gain or loss will be recognized by Strategic Small Company Fund upon the issuance of its shares as consideration for the reclassification of the assets of Emerging Growth Fund as part of the assets of Strategic Small Company Fund;

o The tax basis of the assets of Emerging Growth Fund in the hands of Strategic Small Company Fund will be the same as the tax basis of such assets in the hands of Emerging Growth Fund immediately prior to the Reorganization;

o The holding period of the assets of Emerging Growth Fund to be received by Strategic Small Company Fund will include the holding period of such assets in the hands of Emerging Growth Fund immediately prior to the Reorganization; and

o Pursuant to Sections 381(a) and (b) of the Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of Emerging Growth Fund will end on the date the Reorganization is consummated and Strategic Small Company Fund will succeed to and take into account the items of Emerging Growth Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

         PBHG Funds has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to closing, BSA&I will render a favorable opinion to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by PBHG Funds upon which BSA&I will rely in rendering its opinion. The conclusions reached in BSA&I's opinion could be jeopardized if the representations of PBHG Funds are incorrect in any material respect.

CAPITAL LOSS CARRYFORWARD

         Emerging Growth Fund has capital loss carryforwards available to offset future capital gains of approximately $344,309 as of March 31, 2004. Absent realized capital gain net income, approximately $9,362, $13,905, $200,025 and

$120,747 of these capital loss carryforwards will expire in the fiscal years ending March 31, 2008, 2009, 2010 and 2011, respectively. Under Section 381 of the Code, Strategic Small Company Fund will succeed to the capital loss carryforwards of Emerging Growth Fund if, as described above, the transfer of the assets of Emerging Growth Fund to Strategic Small Company Fund qualifies as a "reorganization" under Section 368(a) of the Code. No additional limitation will be imposed on the utilization of these capital loss carryforwards by Strategic Small Company Fund if the Reorganization is consummated.

         Strategic Small Company Fund had capital loss carryforwards available to offset future capital gains of approximately $16,194,524 as of March 31, 2004. Absent realized capital gain net income, approximately $16,194,524 of these capital loss carryforwards will expire in the fiscal year ending March 31, 2011. However, because of limitations imposed under Section 382 of the Code, Strategic Small Company Fund will not be able to utilize approximately $160,652 of such capital loss carryforwards prior to their expiration if the Reorganization is consummated.

         THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF EMERGING GROWTH FUND. EMERGING GROWTH FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                                 CAPITALIZATION

         The following table sets forth as of September 30, 2004, (i) the capitalization of Strategic Small Company Fund PBHG Class shares, (ii) the capitalization of Emerging Growth Fund PBHG Class shares and (iii) the pro forma capitalization of Strategic Small Company Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                                          STRATEGIC SMALL
                                   STRATEGIC SMALL COMPANY           EMERGING               COMPANY FUND
                                             FUND                  GROWTH FUND               PBHG CLASS
                                      PBHG CLASS SHARES         PBHG CLASS SHARES            PRO FORMA
                                   -----------------------      -----------------         ----------------
Net Assets                                $55,185,819               $202,446,238             $257,632,057
Shares Outstanding                        $ 4,340,886               $ 18,239,547             $ 20,270,028
Net Asset Value Per Shares                $     12.71               $      11.10             $      12.71

         The following table sets forth as of September 30, 2004, (i) the capitalization of Strategic Small Company Fund Class A shares, (ii) the capitalization of Emerging Growth Fund Class A shares and (iii) the pro forma capitalization of Strategic Small Company Fund Class A shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                                          STRATEGIC SMALL
                                       STRATEGIC SMALL               EMERGING               COMPANY FUND
                                         COMPANY FUND              GROWTH FUND                CLASS A
                                        CLASS A SHARES            CLASS A SHARES             PRO FORMA
                                   -----------------------      -----------------         ----------------
Net Assets                                $54,154                     $45,962                  $100,128
Shares Outstanding                        $ 4,273                     $ 4,156                  $  7,903
Net Asset Value Per Shares                $ 12.67                     $ 11.06                  $  12.67

         The following table sets forth as of September 30, 2004, (i) the capitalization of Strategic Small Company Fund Class C shares, (ii) the capitalization of Emerging Growth Fund Class C shares and (iii) the pro forma capitalization of Strategic Small Company Fund Class C shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                                          STRATEGIC SMALL
                                       STRATEGIC SMALL               EMERGING               COMPANY FUND
                                         COMPANY FUND              GROWTH FUND                CLASS C
                                        CLASS C SHARES            CLASS C SHARES             PRO FORMA
                                   -----------------------      -----------------         ----------------
Net Assets                                $53,697                   $45,618                     $99,315
Shares Outstanding                        $ 4,274                   $ 4,156                     $ 7,907
Net Asset Value Per Shares                $ 12.56                   $ 10.98                     $ 12.56

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         Liberty Ridge Capital will continue to serve as investment adviser to Strategic Small Company Fund pursuant to an investment advisory agreement. Pursuant to the investment advisory agreement, Liberty Ridge Capital will provide a program of continuous investment management for Strategic Small Company Fund, and make investment decisions and place orders to purchase and sell securities for Strategic Small Company Fund in accordance with its investment objective, policies and limitations. For its services, Liberty Ridge Capital is entitled to an annual management fee in the amount of 1.00% of the fund's average daily net assets. Effective December 9, 2004, Liberty Ridge Capital reduced the annual management fee to 0.85% of the fund's average daily net assets.

                             RIGHTS OF SHAREHOLDERS

         Emerging Growth Fund and Strategic Small Company Fund are each separate series of shares of beneficial interest of PBHG Funds, a Delaware statutory trust. Since both funds are part of the same entity, there are no differences in shareholder's rights.

                        OWNERSHIP OF EMERGING GROWTH FUND
                     AND STRATEGIC SMALL COMPANY FUND SHARES

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of January __, 2005, to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Emerging Growth Fund:

                              EMERGING GROWTH FUND

                                                                   PERCENT
                                                 NUMBER OF          RECORD
NAME AND ADDRESS                               SHARES OWNED       OWNERSHIP*
----------------                               ------------       ----------



----------------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


         Listed below is the name, address and percent ownership of each person who as of January __, 2005 to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Strategic Small Company Fund:

                          STRATEGIC SMALL COMPANY FUND

                                                                   PERCENT
                                                 NUMBER OF          RECORD
NAME AND ADDRESS                               SHARES OWNED       OWNERSHIP*
----------------                               ------------       ----------



----------------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


OWNERSHIP OF TRUSTEES AND OFFICERS

         To the best of PBHG Funds' Knowledge, the beneficial ownership of shares of Strategic Small Company Fund or of Emerging Growth Fund by PBHG Funds' trustees and officers as a group constituted less than 1% of the outstanding shares of each such fund as of the date of this Proxy Statement/Prospectus.

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of Strategic Small Company Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current prospectus and statement of additional information relating to both Emerging Growth Fund and Strategic Small Company Fund is Registration No. 2-99810.

         PBHG Funds is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to Strategic Small Company Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds and other registrants that file electronically with the SEC.

            ADDITIONAL INFORMATION ABOUT STRATEGIC SMALL COMPANY FUND

         For more information with respect to PBHG Funds and Strategic Small Company Fund concerning the following topics, please refer to the current prospectuses of Strategic Small Company Fund included as Appendix II as indicated: (i) see the discussion "Performance Information" and "Fees and Expenses" and "Example" for further information regarding Strategic Small Company Fund performance and expenses; (ii) see the discussion "The Investment Adviser" for further information regarding management of Strategic Small Company Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                                   SCHEDULE A

                        SECURITY OWNERSHIP OF MANAGEMENT

         To the best knowledge of PBHG Funds, the following table sets forth certain information regarding the ownership, as of January __, 2005, of shares of beneficial interest of each class of Emerging Growth Fund and Strategic Small Company Fund by the Trustees, nominees, and current executive officers of PBHG Funds. No information is given if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of January __, 2005.

                                                  NUMBER OF SHARES OF   PERCENT
              NAME OF                 FUND AND          THE FUNDS          OF
       TRUSTEE/NOMINEE/OFFICER         CLASS      OWNED BENEFICIALLY      CLASS*
    -------------------------------   -------     --------------------  --------
Leigh A. Wilson.....................
John R. Bartholdson.................
Jettie M. Edwards...................
Albert A. Miller....................
David J. Bullock....................
Lee T. Cummings.....................
Edward J. Veilleux..................
Jon M. Zerr.........................
Robert E. Putney, III...............
Brian C. Dillon.....................
Stephen F. Panner...................
William P. Schanne..................
All Trustees, nominees, and current
executive officers as a group.......

-------------
* To the best knowledge of PBHG Funds, the ownership of shares of Emerging Growth Fund and Strategic Small Company Fund by Trustees, nominees and current executive officers of PBHG Funds as a group constituted less than 1% of each class of such fund as of January __, 2005.

                                   SCHEDULE B

                        TRUSTEE OWNERSHIP OF FUND SHARES

         The table below provides the dollar range of shares of Emerging Growth Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of January __, 2005.

--------------------------------------------------------------------------------
NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE
                         SECURITIES IN THE FUNDS        OF EQUITY SECURITIES IN
                                                        ALL REGISTERED
                                                        INVESTMENT COMPANIES IN
                                                        THE PBHG FAMILY COMPLEX
                                                        OVERSEEN BY TRUSTEES
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Leigh A. Wilson
--------------------------------------------------------------------------------
John R. Bartholdson
--------------------------------------------------------------------------------
Jettie M. Edwards
--------------------------------------------------------------------------------
Albert A. Miller
--------------------------------------------------------------------------------

APPENDIX I



                             PLAN OF REORGANIZATION
                                       for
                            PBHG EMERGING GROWTH FUND
                           an Investment Portfolio of
                                   PBHG Funds

         This Plan of Reorganization provides for the reorganization of PBHG Emerging Growth Fund (the "Emerging Growth Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), also an investment portfolio of the Trust. The Strategic Small Company Fund is sometimes referred to herein as the "Surviving Fund," and the Emerging Growth Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of Class A, Class C and PBHG Class shares;

         WHEREAS, the Strategic Small Company Fund has outstanding Class A, Class C , PBHG Class and Advisor Class shares and the Emerging Growth Fund has outstanding Class A, Class C and PBHG Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the Emerging Growth Fund as shares of the Strategic Small Company Fund in the manner described below.

         NOW, THEREFORE, the Emerging Growth Fund shall be reorganized into the Strategic Small Company Fund on the following terms and conditions.

         1. Plan of Reorganization.

            (a) Reclassification of Shares. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class, Class A and Class C shares of the Emerging Growth Fund shall be reclassified and changed into and become PBHG Class, Class A and Class C shares, respectively, of the Strategic Small Company Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class, Class A and Class C shares of the Strategic Small Company Fund.

         The stock transfer books of the Emerging Growth Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the Emerging Growth Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Emerging Growth Fund shall be deemed to be redemption requests for the Strategic Small Company Fund shares into which such Emerging Growth Fund shares were reclassified under this Plan of Reorganization.

            (b) Attribution of Assets and Liabilities. At the Effective Time described in Section 3 below, the proportionate undivided interest in the assets and liabilities of the Emerging Growth Fund attributable to its PBHG Class, Class A and Class C shares shall become a part of the proportionate undivided interest in the assets and liabilities of the Strategic Small Company Fund attributable to its PBHG Class, Class A and Class C shares, respectively, and any expenses, costs, charges and reserves allocated to the PBHG Class, Class A and Class C shares of the Emerging Growth Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class, Class A and Class C shares, respectively, of the Strategic Small Company Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Strategic Small Company Fund the attribution of the assets of the Emerging Growth Fund in the manner described above.

            (c) Beneficial Owner Accounts. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class, Class A and Class C shares of the Emerging Growth Fund will receive that number of PBHG Class, Class A and Class C shares, respectively, of the Strategic Small Company Fund having an aggregate net asset value equal to the aggregate net asset value of the PBHG Class, Class A and Class C shares, respectively, of the Emerging Growth Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Strategic Small Company Fund in the name of each beneficial owner of record of the Emerging Growth Fund to which will be credited the respective number of shares of the Strategic Small Company Fund due such beneficial owner. Fractional shares of the Strategic Small Company Fund will be carried to the third decimal place. Certificates representing shares of the Strategic Small Company Fund will not be issued. The net asset value of the shares of the Emerging Growth Fund and the net value of the assets of the Strategic Small Company Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         2. Termination of Reclassified Fund. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees hereby authorizes the officers of the Trust to amend Schedule A to the Trust's Agreement and Declaration of Trust and to take any other necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         3. Effective Time of the Reorganization. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on March 9, 2005, at 4:30 p.m. Eastern Standard Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. Approval of Beneficial Owners. A meeting of the holders of the Emerging Growth Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. Conditions Precedent. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

            (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

            (b) This Plan of Reorganization shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

            (c) The assets of the Emerging Growth Fund to be acquired by the Strategic Small Company Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Emerging Growth Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

            (d) The dividend described in the last sentence of paragraph 6(a)(i shall have been declared.

            (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

            (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

         6. Emerging Growth Fund and Strategic Small Company Fund Tax Matters.

            (a) Emerging Growth Fund.

                (i) The Emerging Growth Fund has elected to be a regulated investment company under Subchapter M of the Code. The Emerging Growth Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. The Emerging Growth Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the Emerging Growth Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Emerging Growth Fund arising by reason of undistributed investment company taxable income or net capital gain, the Emerging Growth Fund will declare on or prior to the Effective Time to the beneficial owners of the Emerging Growth Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Emerging Growth Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2004 and for the short taxable year beginning on April 1, 2004 and ending at the Effective Time and (B) all of the Emerging Growth Fund's net capital gain for the taxable year ended March 31, 2004 and for such short taxable year.

                (ii) The Emerging Growth Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Emerging Growth Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Emerging Growth Fund.

            (b) Strategic Small Company Fund.

                (i) The Strategic Small Company Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Strategic Small Company Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of
Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Strategic Small Company Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                (ii) The Strategic Small Company Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Strategic Small Company Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Strategic Small Company Fund.

         7. Termination. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. Further Assurances. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. Expenses. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on December 8, 2004.

                                                                    APPENDIX II


[LOGO]                        PBHG FUNDS PROSPECTUS
                                JANUARY 14, 2005


                               (PBHG CLASS SHARES)


Growth Funds
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund


Blend Funds
Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

Value Funds
Clipper Focus Fund
TS&W Small Cap Value Fund

Specialty Funds
Heitman REIT Fund
PBHG Technology & Communications Fund

Fixed-Income Funds
Dwight Intermediate Fixed Income Fund
Dwight Short Term Fixed Income Fund

Money Market Fund
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


PBHG Pro -- 1/05

An Introduction to the PBHG Funds(R)and this Prospectus

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund).

INVESTMENT ADVISER


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") is the investment adviser for each Fund. Liberty Ridge Capital has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 94 of this Prospectus.


This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES                                                             PAGE


PBHG Emerging Growth Fund.................................................   3
PBHG Growth Fund..........................................................   8
PBHG Large Cap Growth Concentrated Fund
 (formerly known as PBHG Large Cap 20 Fund)..............................   13
PBHG Large Cap Growth Fund................................................  18
PBHG Select Growth Fund...................................................  23
PBHG Strategic Small Company Fund.........................................  28
Analytic Disciplined Equity Fund
 (formerly known as PBHG Disciplined Equity Fund) ........................  33
PBHG Focused Fund.........................................................  38
PBHG Large Cap Fund.......................................................  43
PBHG Mid-Cap Fund.........................................................  48
PBHG Small Cap Fund.......................................................  53
Clipper Focus Fund
 (formerly known as PBHG Clipper Focus Fund)..............................  58
TS&W Small Cap Value Fund
 (formerly known as PBHG Small Cap Value Fund)............................  63
Heitman REIT Fund
  (formerly known as PBHG REIT Fund)......................................  69
PBHG Technology & Communications Fund.....................................  75
Dwight Intermediate Fixed Income Fund
 (formerly known as PBHG Intermediate Fixed Income Fund)..................  81
Dwight Short Term Fixed Income Fund
 (formerly known as PBHG IRA Capital Preservation Fund....................  86
PBHG Cash Reserves Fund...................................................  92
Related Performance Information for Dwight................................  96
More About the Funds
    Our Investment Strategies.............................................  97
    Risks and Returns..................................................... 104
The Investment Adviser & Sub-Advisers
The Investment Adviser
    Liberty Ridge Capital, Inc............................................ 116
The Sub-Advisers.......................................................... 118
   Pacific Financial Research, Inc.
   Analytic Investors, Inc.
   Heitman Real Estate Securities LLC
   Dwight Asset Management Company
   Wellington Management Company, LLP
   Thompson, Siegel & Walmsley, Inc
The Portfolio Managers.................................................... 120
Your Investment
Policy Regarding Excessive or Short-Term Trading.......................... 123
Valuing Portfolio Securities.............................................. 126
Pricing Fund Shares-Net Asset Value (NAV)................................. 126
Buying Shares............................................................. 127
Selling Shares............................................................ 128
General Policies.......................................................... 129
Distribution and taxes.................................................... 133
Revenue Sharing............................................................134
Financial Highlights...................................................... 136

PBHG EMERGING GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Emerging Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.


For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1995     48.45%
   1996     17.08%
   1997     -3.67%
   1998      3.00%
   1999     48.34%
   2000    -25.22%
   2001    -32.56%
   2002    -47.60%
   2003     56.62%
   2004      0.68%


BEST QUARTER:            Q4 1999          45.85%
WORST QUARTER:           Q3 2001         -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                               Past         Past          Past
                                              1 Year      5 Years       10 Years
Emerging Growth Fund --
         PBHG Class
         Before Taxes                          0.68%      -16.06%         0.64%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions          0.68%      -16.44%         0.07%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*              0.45%      -12.85%         0.44%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             14.31%       -3.57%         7.12%



* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.54% (2)(3)
Total Annual Operating Expenses                                   1.39% (2)(3)

    *Expense information in the table has been restated to reflect current fees.

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

    (3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.41%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $142        $288        $440         $597         $761



                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $929        $1,105      $1,286       $1,474        $1,669



Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.61%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.57%
------------ --------------------- -----------------------

PBHG GROWTH FUND

GOAL
The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of September 30, 2004, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $1 billion and $11 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1995        50.35%
   1996         9.82%
   1997        -3.35%
   1998         0.59%
   1999        92.45%
   2000       -22.99%
   2001       -34.53%
   2002       -30.35%
   2003        25.60%
   2004         7.69%


BEST QUARTER:             Q4 1999          64.55%
WORST QUARTER:            Q4 2000         -32.58%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past    Past        Past
                                           1 Year  5 Years    10 Years
Growth Fund --
         PBHG Class
         Before Taxes                       7.69%  -13.84%     3.91%
Growth Fund--
         PBHG Class
         After Taxes on Distributions       7.69%  -14.41%     3.48%
Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*           5.00%  -11.09%     3.47%
Russell Midcap(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          15.48%   -3.36     11.23%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          14.31%   -3.57%     7.12%


NOTE: THE INCEPTION DATE OF THE PBHG CLASS OF THE GROWTH FUND WAS
      DECEMBER 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                   0.51% (2) (3)
Total Annual Operating Expenses                                  1.36% (2) (3)

    *Expense information in the table has been restated to reflect current fees.

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

    (3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.54% and 1.39%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $138        $282        $431         $585         $745

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $910        $1,082      $1,260       $1,444        $1,635


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.41%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.37%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.44%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.96%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.98%
------------ --------------------- -----------------------

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(formerly known as PBHG Large Cap 20 Fund)


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money. The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        32.96%
   1998        67.83%
   1999       102.94%
   2000       -22.08%
   2001       -35.36%
   2002       -31.43%
   2003        32.95%
   2004         7.41%


BEST QUARTER:             Q4 1999          75.65%
WORST QUARTER:            Q4 2000         -33.11%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years      (11/29/96)
Large Cap Growth Concentrated Fund* --
         PBHG Class
         Before Taxes                       7.41%    -13.18%        10.23%
Large Cap Growth Concentrated Fund*--
         PBHG Class
         After Taxes on Distributions       7.41%    -13.94%         9.11%
Large Cap Growth Concentrated Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares***          4.81%   -10.85%         8.90%
Russell 1000(R) Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           6.30%     -9.29%         4.71%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          10.88%     -2.30%         7.62%

 * Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

** The since inception returns for the Russell 1000(R) Growth Index and the S&P
   500 Index were calculated as of November 30, 1996.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)            2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.85%
Distribution and/or Service (12b-1) Fees                   Not Applicable
Other Expenses                                               0.59% (3) (4)
Total Annual Operating Expenses                              1.44% (2) (3) (4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.47%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $147        $298        $456         $618         $787

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $961        $1,142      $1,329       $1,523       $1,724


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.02%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.88%
------------ --------------------- -----------------------

PBHG LARGE CAP GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        23.40%
   1997        22.36%
   1998        30.42%
   1999        67.06%
   2000        -0.18%
   2001       -28.52%
   2002       -28.80%
   2003        30.25%
   2004         8.76%



BEST QUARTER:             Q4 1999          59.55%
WORST QUARTER:            Q4 2000         -22.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                           Past        Past       Inception
                                          1 Year      5 Years     (4/5/95)
Large Cap Growth Fund --
         PBHG Class
         Before Taxes                      8.76%      -6.37%       12.58%
Large Cap Growth Fund--
         PBHG  Class
         After Taxes on Distributions      8.76%      -6.76%       11.47%
Large Cap Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares **        5.69%      -5.47%       10.91%
Russell 1000(R)Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          6.30%      -9.29%        8.82%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         10.88%      -2.30%       11.32%


* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.75%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.57% (2)(3)
Total Annual Operating Expenses                                   1.32% (2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.60% and 1.35%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $134        $274        $418         $568         $723

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $885        $1,051      $1,225       $1,404       $1,590



Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.21%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.44%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.53%
------------ --------------------- -----------------------

PBHG SELECT GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap Concentrated Fund (formerly known as PBHG Large Cap 20 Fund), a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Select Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        27.99%
   1997         6.84%
   1998        19.02%
   1999       160.89%
   2000       -24.55%
   2001       -40.84%
   2002       -33.95%
   2003        30.23%
   2004         6.72%


BEST QUARTER:             Q4 1999          130.62%
WORST QUARTER:            Q4 2000          -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past       Past       Inception
                                             1 Year     5 Years      (4/5/95)


Select Growth Fund* --
         PBHG Class
         Before Taxes                         6.72%     -16.34%       10.97%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions         6.72%     -16.64%       10.29%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares***               4.37%     -13.08%        9.70%
Russell 3000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             6.93%      -8.87%        8.56%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%       11.32%


* Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

** The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.65% (2)(3)
Total Annual Operating Expenses                                   1.50% (2)(3)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses and Total Annual Operating Expenses were 0.68% and 1.53% respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $311        $474         $643         $818

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,000      $1,187      $1,382       $1,582       $1,791

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.87%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                18.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                22.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                31.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                36.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.06%
------------ --------------------- -----------------------

PBHG STRATEGIC SMALL COMPANY FUND

GOAL
The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deceleration in business momentum or a failure to achieve expected earnings or to invest in a company with many attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        25.67%
   1998         2.13%
   1999        51.79%
   2000        11.89%
   2001        -9.97%
   2002       -33.31%
   2003        47.21%
   2004        11.21%


BEST QUARTER:             Q4 1999          36.16%
WORST QUARTER:            Q3 1998         -23.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (12/31/96)
Strategic Small Company Fund --
         PBHG Class
         Before Taxes                        11.21%       1.92%        9.99%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions        11.21%       1.01%        8.47%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*             7.29%       1.19%        7.90%
Russell 2000(R)Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            18.33%       6.61%        8.99%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85% (4)
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.58% (3)(4)
Total Annual Operating Expenses                                 1.43% (2)(3)(4)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts, Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $543,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.


(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before those fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.60% and 1.60%, respectively.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time peSiods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $146        $296        $452         $614         $782

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $955        $1,135      $1,321       $1,513       $1,713

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.27%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.17%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.02%
------------ --------------------- -----------------------

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL
The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. The Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.


Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1995       35.34%
    1996       22.98%
    1997       29.83%
    1998       37.82%
    1999       20.06%
    2000       -9.33%
    2001       -6.22%
    2002      -25.47%
    2003       29.04%
    2004        9.24


BEST QUARTER:             Q4 1998          20.50%
WORST QUARTER:            Q3 2002         -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Analytic Disciplined Equity Fund* --
         PBHG Class
         Before Taxes                         9.24%       -2.23%       12.32%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions         8.97%       -2.46%       10.15%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                6.00%       -2.01%        9.55%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%       -2.30%       12.07%


*Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993. Prior to July 2004, the Analytic Disciplined Equity was named the PBHG Disciplined Equity Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES*

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)             2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.70%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                0.52% (3)(4)
Total Annual Operating Expenses                               1.22% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.55% and 1.25%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $124        $253        $387         $526         $670

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $820        $975        $1,136       $1,304       $1,477

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.70%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                16.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                29.66%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                34.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                39.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                44.92%
------------ --------------------- -----------------------

PBHG FOCUSED FUND

GOAL
The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   2000        24.81%
   2001         3.44%
   2002       -28.63%
   2003        33.36%
   2004        14.13%


BEST QUARTER:             Q1 2000          29.53%
WORST QUARTER:            Q3 2002         -18.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (2/12/99)
Focused Fund* --
         PBHG Class
         Before Taxes                        14.13%      7.00%        13.22%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions        14.13%      6.72%        12.48%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  9.18%      5.88%        11.13%
Russell 3000(R)Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            11.95%     -1.16%         1.67%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%     -2.30%         0.57%


* Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

** The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.65% (4)
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                   0.66% (3)(4)
Total Annual Operating Expenses                                  1.31% (2)(3)(4)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during fiscal year ended March 31, 2004.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.


(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.69% and 1.54%, respectively.



EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $133        $272        $415         $564         $718

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $878        $1,044      $1,216       $1,394       $1,579


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.48%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.86%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.87%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.67%
------------ --------------------- -----------------------

PBHG LARGE CAP FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Large Cap Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        25.62%
   1998        34.74%
   1999        11.06%
   2000        23.97%
   2001        -1.41%
   2002       -24.45%
   2003        19.12%
   2004         6.78%


BEST QUARTER:             Q4 1998          28.21%
WORST QUARTER:            Q3 2002         -21.27%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since
                                              Past         Past       Inception
                                             1 Year      5 Years      (12/31/96)
Large Cap Fund* --
         PBHG Class
         Before Taxes                         6.78%       3.27%        10.41%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions         6.40%       2.74%         7.70%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  4.40%       2.49%         7.37%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%         7.98%


* Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.65%
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.53% (3)(4)
Total Annual Operating Expenses                                 1.18% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.21%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $120        $245        $375         $509         $649

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $794        $945        $1,101       $1,263       $1,432

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                16.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                25.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                30.01%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                34.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                40.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                45.48%
------------ --------------------- -----------------------

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1998        27.84%
   1999        21.72%
   2000        26.17%
   2001         7.79%
   2002       -19.79%
   2003        34.53%
   2004        18.01%


BEST QUARTER:             Q4 1998          30.07%
WORST QUARTER:            Q3 2001         -18.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since
                                              Past        Past        Inception
                                             1 Year      5 Years      (4/30/97)
Mid-Cap Fund* --
         PBHG Class
         Before Taxes                        18.01%       11.61%       19.07%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions        15.94%       10.82%       15.35%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 13.04%        9.74%       14.41%
S&P MidCap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            16.48%        9.54%       14.46%


* Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                  0.50% (3)(4)
Total Annual Operating Expenses                                 1.35% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $137        $280        $428         $581         $739

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $904        $1,074      $1,251       $1,434       $1,624

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.08%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.12%
------------ --------------------- -----------------------

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1998         1.13%
   1999        18.63%
   2000        32.87%
   2001         4.93%
   2002       -31.98%
   2003        38.82%
   2004        15.60%


BEST QUARTER:             Q4 2001          25.70%
WORST QUARTER:            Q3 2002         -22.04%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years    (4/30/97)
Small Cap Fund* --
         PBHG Class
         Before Taxes                        15.60%       8.76%       13.58%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions        15.60%       8.40%       12.64%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 10.14%       7.37%       11.42%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            18.33%       6.61%       10.11%


* Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.53% (3)(4)

Total Annual Operating Expenses                                    1.53% (3)(4)
Fee Waiver and/or Expense Reimbursement                            0.03%
Net Expenses                                                       1.50% (2)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.56%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $314        $480         $653         $831

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,016      $1,207      $1,405       $1,609       $1,821

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.09%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.81%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                18.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                22.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.01%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                31.41%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                35.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                40.69%
------------ --------------------- -----------------------

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.


The Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.


MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1999       -1.88%
    2000       44.29%
    2001       11.93%
    2002      -10.46%
    2003       25.46%
    2004        6.82%


BEST QUARTER:             Q3 2000          20.56%
WORST QUARTER:            Q3 2002         -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                             Past        Past        Inception
                                            1 Year      5 Years      (9/10/98)
Clipper Focus Fund* --
         PBHG Class
         Before Taxes                         6.82%      14.15%       13.66%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions         6.40%      12.46%       12.15%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  4.62%      11.35%       11.10%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%        5.34%


* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                              PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.46% (3)(4)
Total Annual Operating Expenses                                 1.46% (3)(4)
Fee Waiver and/or Expense Reimbursement                         0.06%
Net Expenses                                                    1.40% (2)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the actual total fund operating expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.40%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004. Prior to December 9, 2004, Liberty Ridge Capital contractually agreed to waive management fees and reimburse certain expenses to ensure that the Fund's total annual operating expenses would not exceed 1.50%.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.49% and 1.49%, respectively.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $143        $296        $456         $621         $792

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $969        $1,152      $1,341       $1,538       $1,741


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.27%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.07%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.28%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.17%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                36.84%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.69%
------------ --------------------- -----------------------

TS&W SMALL CAP VALUE FUND
(FORMERLY KNOWN AS PBHG SMALL CAP VALUE)


Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund generally closed to new investors. After the Closing Day, only the following investments into the Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; (b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital and its affiliates; and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.


GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2004, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION


Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]*
   2001        17.63%
   2002        -0.86%
   2003        43.22%
   2004        30.60%


BEST QUARTER:             Q2 2003          18.82%
WORST QUARTER:            Q3 2002         -15.85%

* The returns shown are based on the historical performances of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class Shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                                           Past      Inception
                                                          1 Year     (7/31/00)
TS&W Small Cap Value Fund** --
         PBHG Class
         Before Taxes                                     30.60%       23.93%
TS&W Small Cap Value Fund**/*** --
         PBHG Class
         After Taxes on Distributions                       N/A         N/A
TS&W Small Cap Value Fund**/*** --
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                N/A         N/A
Russell 2000 Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         22.25%       17.29%


** Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.


*** Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total return of the PBHG Class before taxes from its inception date (July 25, 2003) to December 31, 2004 was 38.63%. The average annual total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to December 31, 2004 were 38.14% and 32.99%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.71% (3)(4)
Total Annual Operating Expenses                                    1.71% (3)(4)

Fee Waiver and/or Expense Reimbursement                            0.21%
Net Expenses                                                       1.50% (2)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.73% and 1.73%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $333        $518         $710         $909

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,113      $1,325      $1,543       $1,769       $2,002

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.91%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                17.81%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                21.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                25.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                29.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                34.09%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                38.50%
------------ --------------------- -----------------------

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.


The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-50 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.


MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION


Prior to December 14, 2001, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1995       10.87%
    1996       38.06%
    1997       21.12%
    1998      -15.12%
    1999       -1.16%
    2000       24.90%
    2001       10.41%
    2002        2.60%
    2003       36.24%
    2004       34.96%


BEST QUARTER:             Q4 1996          19.39%
WORST QUARTER:            Q3 2002         -11.00%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Heitman REIT Fund* --
         PBHG Class
         Before Taxes                        34.96%       21.07%      15.00%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions        31.73%       17.58%      11.83%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             23.67%       16.31%      11.27%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%       -2.30%      12.07%
Dow Jones Wilshire Real Estate Securities Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            35.57%       22.46%      15.16%


* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)              2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                 0.43% (3)(4)
Total Annual Operating Expenses                                1.28% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.31%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $130        $266        $406         $551         $702

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $859        $1,021      $1,189       $1,364       $1,545


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.72%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.58%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.58%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.04%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                29.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                44.09%
------------ --------------------- -----------------------

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for break through products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        54.42%
   1997         3.32%
   1998        26.00%
   1999       243.89%
   2000       -43.69%
   2001       -52.38%
   2002       -54.48%
   2003        44.91%
   2004         5.18%


BEST QUARTER:             Q4 1999          111.54%
WORST QUARTER:            Q4 2000          -50.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (9/29/95)
Technology & Communications Fund --
         PBHG Class
         Before Taxes                         5.18%      -28.56%       4.42%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions         5.18%      -29.14%       3.31%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                3.37%      -20.93%       3.83%
PSE Technology Index(R)*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            12.09%       -4.09%      15.92%


* The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.79% (2)(3)
Total Annual Operating Expenses                                    1.64% (2)(3)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.82% and 1.67%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $167        $339        $517         $701         $892

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,088      $1,292      $1,502       $1,719       $1,944

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                17.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                21.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                26.03%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                30.26%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                34.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                39.16%
------------ --------------------- -----------------------

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.


Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Both the chart and table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform it the future.

Calendar Year Total Returns

2004     5.17%

Best Quarter               Q3 2004          2.31%
Worst Quarter              Q2 2004          0.32%

Average Annual Total Returns as of 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   Past         Since Inception
                                                  1 Year         (7/31/03)

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         Before Taxes                              5.17%               7.17%

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         After Taxes on Distributions              3.20%               5.20%

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                     3.34%               4.96%

Lehman Intermediate U.S. Aggregate Bond Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                        3.75%               4.84%

* Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.

** When the return after taxes on
distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     1.93% (3)(4)

Total Annual Operating Expenses                                    2.33% (3)(4)
Fee Waiver and/or Expense Reimbursement                            1.48%
Net Expenses                                                       0.85% (2)

*Expense information in the table has been restated to reflect current fees.



     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 0.85%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are lower than 0.85%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 1.96% and 2.36%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $87         $333        $585         $844         $1,111

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,384      $1,664      $1,952       $2,248       $2,552


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                9.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                12.72%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                15.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                18.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                21.99%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                25.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                28.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                32.02%
------------ --------------------- -----------------------

DWIGHT SHORT TERM FIXED INCOME FUND
(Formerly known as the PBHG IRA Capital Preservation Fund)

GOAL

The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

MAIN INVESTMENT STRATEGIES


Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the sub-adviser. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.


The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies.

Although the sub-adviser may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less.


In deciding which types of securities to buy and sell, the sub-adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.


MAIN INVESTMENT RISKS


There are several principal risk factors that could reduce the yield you receive from the Fund, cause you to lose money or cause the Fund's performance to trail that of other investments. The price of securities in the Fund, and the Fund's net asset value per share, will flucuate. These price movements may occur because of changes in interest rates, an issuer's individual situation or industry change, or events in financial markets.


Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

In purchasing bonds, the Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION FOR DWIGHT

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal, and the Fund's investment strategy was modified accordingly. The performance information shown is the performance of the Fund's previous strategy. The previous strategy's goal was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. As a result, past performance is not indicative of how the Fund will perform in the future. Prior to October 1, 2004, the Fund was known as the PBHG IRA Capital Preservation Fund.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The Fund's previous investment goal, strategies and policies were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Merrill Lynch U.S. Treasuries, 1-3 yrs., an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance is also compared to the Fund's previous benchmark, the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million and Lipper Money Market Funds Average, which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Effective the date of this propectus, as amended, the Fund changed its bench-mark to an index that is more comparable to its new investment goals and strategies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.


[CHART]
   2000         6.78%
   2001         6.05%
   2002         4.57%
   2003         3.54%
   2004         1.91%


   BEST QUARTER:          Q3 2000          1.74%
   WORST QUARTER          Q4 2004         -0.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                        Since
                                                  Past 1     Past 5   Inception
                                                   Year      Years    (8/31/99)
Dwight Short Term Fixed Income Fund (formerly
known as PBHG IRA Capital Preservation Fund) --
         PBHG Class                                1.91%      4.56%     4.70%
Merrill Lynch U.S. Treasuries, 1-3 years
         (Reflects No Deduction for                0.91%      4.93%     4.85%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                  5.44%      6.16%     4.53%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                  0.78%      2.47%     2.39%


* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999. Average annual total returns after taxes on distributions and after taxes and distributions and sale of Fund shares are not shown because until October 19, 2004, Fund shares were sold only to individual retirement accounts.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.47%(3)(4)
Total Annual Operating Expenses                                    0.87%(3)(4)
Fee Waiver and/or Expense Reimbursement                            0.12%
Net Expenses                                                       0.75%(2)

*Expense information in the table has been restated to reflect current fees, including fees attributable to the Fund's new investment goal and strategies.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 0.75%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 0.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. Liberty Ridge Capital has agreed to not seek reimbursement of previously waived and reimbursed fees for the Fund for the period prior to October 19, 2004 when the Fund operated under the previous strategy.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expense for the previous stategy were 0.70%% and 1.30%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class             $77        $169        $266         $366         $470

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $579        $693        $811         $934         $1,061

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                8.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                13.04%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                17.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                22.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                27.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                32.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                38.39%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                44.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                50.06%
------------ --------------------- -----------------------

PBHG CASH RESERVES FUND

GOAL
The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Liberty Ridge Capital and Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Liberty Ridge Capital or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1996        4.91%
    1997        5.08%
    1998        5.00%
    1999        4.60%
    2000        5.96%
    2001        3.58%
    2002        1.11%
    2003        0.40%
    2004        0.54%


BEST QUARTER:             Q3 2000          1.55%
WORST QUARTER             Q2 2004          0.06%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                        Since
                                             Past         Past        Inception
                                            1 Year       5 Years      (4/4/95)
Cash Reserves Fund --
         PBHG Class
         Before Taxes                        0.54%         2.29%        3.59%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            0.78%         2.47%        3.57%


* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               Not Applicable

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.30%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56%(1)(2)
Total Annual Operating Expenses                                    0.86%(1)(2)

*Expense information in the table has been restated to reflect current fees.

     (1) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 0.89%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $88         $179        $274         $374         $477

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $584        $696        $813         $934         $1,061

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.14%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                8.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                12.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                17.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                22.49%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                27.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                32.84%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                38.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                44.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                50.03%
------------ --------------------- -----------------------

RELATED PERFORMANCE INFORMATION FOR DWIGHT
(Dwight Intermediate Fixed Income Fund)


Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

        YEAR ENDED                              SINCE INCEPTION
   DECEMBER 31, 2004(1)              March 1, 2001 through December 31, 2004(1)
         4.43%                                      7.21%


(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

EMERGING GROWTH, GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS
Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS Liberty Ridge Capital's core investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles.

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Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the core space.


CASH RESERVES FUND
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

CLIPPER FOCUS FUND
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and generally includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.


ANALYTIC DISCIPLINED EQUITY FUND
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o Maximize expected returns for the Fund;

o Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

DWIGHT INTERMEDIATE FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes

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will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

DWIGHT SHORT TERM FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Merrill Lynch U.S. Treasuries, 1-3 Years. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

HEITMAN REIT FUND
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND
TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves loking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

ALL FUNDS
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.


Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap Growth Concentrated, Large Cap, Technology & Communications, Analytic Disciplined Equity, Heitman REIT, Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.


A description of the PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

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RISKS AND RETURNS

EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN Liberty Ridge Capital, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund, the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in equity securities.

GROWTH SECURITIES
Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
See Equity Securities.

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Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Liberty Ridge Capital's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Liberty Ridge Capital considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings, occurs or is expected to occur.

VALUE SECURITIES
Equity securities that Liberty Ridge Capital, TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

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POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing the Clipper Focus Fund, TS&W Small Cap Value Fund and PBHG Blend Funds, PFR, TS&W and Liberty Ridge Capital each use its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.


FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

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POLICIES TO BALANCE RISK AND RETURN
In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus and Heitman REIT Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments. The Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.


80% of the money market instruments and other liquid short-term investments in which the Dwight Short Term Fixed Income Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

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SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN
Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

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OVER-THE-COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
Liberty Ridge Capital, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
A Fund may have difficulty valuing these securities precisely. A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Every other Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

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POTENTIAL RETURNS
Derivatives may be used for a variety of purposes, including:

o To reduce transaction costs;
o To manage cash flows;
o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;
o To enhance returns; and
o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows. To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).


POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.


The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

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The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

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REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
The real estate industry is particularly sensitive to:

o Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o Increases in property taxes;

o Casualty and condemnation losses; and

o Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

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POLICIES TO BALANCE RISK AND RETURN
Liberty Ridge Capital and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.


SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:
o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;
o Material litigation, technological breakthroughs or temporary production or product introduction problems; or
o Natural disaster, sabotage or employee error and new management or management policies.


Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES
Fixed Income Securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS
Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

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POTENTIAL RETURNS
Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

Under normal circumstances, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds intend to remain fully invested, with at least 80% of each Fund's assets in fixed income securities.

U.S. GOVERNMENT SECURITIES
U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS
U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS
The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds lower the risk profile of their investment portfolios by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds adjust their holdings in U.S. government securities depending on the Adviser's or the Sub-Adviser's forecast of interest rate changes and the overall risk profile of its investment portfolio.


U.S. GOVERNMENT AGENCY SECURITIES
Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS
U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS
U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

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POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in a U.S. government agency security, the Adviser or a Sub-Adviser balances the risks associated with security against the potential returns to the Fund.


MORTGAGE-BACKED SECURITIES
Securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


POTENTIAL RISKS
Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS
Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in an mortgage-backed security, the Adviser or a Sub-Adviser balances the risks associated with the security against the potential returns to a Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS
Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS
Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

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POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

CORPORATE BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS
Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS
Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

LOWER-RATED (JUNK) BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS
Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS
Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS
Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS
In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS
Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals. The Adviser or a Sub-Adviser will manage a Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds will not invest more than 15% of their assets in foreign bonds.

ZERO COUPON AND PAY-IN-KIND SECURITIES
A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS
The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS
Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed over $7 billion in assets as of June 30, 2004 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).


As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Liberty Ridge Capital also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and the sub-advisers and establishes policies that Liberty Ridge Capital and the sub-advisers must follow in their day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.


As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the Defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

THE SUB-ADVISERS
Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. PFR, an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

Analytic Investors, Inc. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Analytic is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

HEITMAN REAL ESTATE SECURITIES LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of Old Mutual (US) Holdings Inc. Heitman is an affiliate of Liberty Ridge Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. As of June 30, 2004, Heitman managed approximately $2.2 billion in assets.

Dwight Asset Management Company ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Dwight is an affiliate of Liberty Ridge and Old Mutual (US) Holdings Inc. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of September 30, 2004, Wellington Management held discretionary management authority with respect to approximately $428 billion in assets.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004. TS&W is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc.


The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                  0.85%
Growth Fund                                           0.85%
Large Cap Growth Concentrated Fund                    0.85%
Large Cap Growth Fund                                 0.75%
Select Growth Fund                                    0.85%
Focused Fund                                          0.81%*
Large Cap Fund                                        0.65%
Mid-Cap Fund                                          0.85%
Small Cap Fund                                        0.95%*
Clipper Focus Fund                                    1.00%
TS&W Small Cap Value Fund                             0.78%*
Analytic Disciplined Equity Fund                      0.70%
Heitman REIT Fund                                     0.85%
Strategic Small Company Fund                          0.91%*
Technology & Communications Fund                      0.85%
Dwight Intermediate Fixed Income Fund                      **
Dwight Short Term Fixed Income Fund                    0.31%*/***
Cash Reserves Fund                                    0.30%


  * Reflects a waiver of fees.
  ** Fund waived all management fees during the last fiscal year.
  *** The management fees paid during the last fiscal year were for management services based on the Fund's previous investment goals and strategies.


At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund, except the Clipper Focus Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.


Each sub-adviser is entitled to receive a fee from Liberty Ridge Capital equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS


---------------------------------- --------------------------------------------------------------------------
Emerging Growth Fund/Technology    James M. Smith, CFA has managed the Emerging Growth Fund and the
& Communications Fund              Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3,
                                   2004 and the Technology & Communications Fund since November 2003.  Mr.
                                   Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------- --------------------------------------------------------------------------
Growth Fund                        Samuel H. Baker, CFA has managed the
                                   Growth Fund since December 9, 2004. Mr. Baker
                                   joined Liberty Ridge Capital in 1996 as a
                                   portfolio manager and since that time he has
                                   co-managed a series of investment limited
                                   partnerships that invest in small sized
                                   public equity securities as well as privately
                                   placed equity securities.
---------------------------------- --------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap    Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select    Growth Concentrated Fund (formerly the Large Cap 20 Fund) and Select
Growth Fund                        Growth Fund since December 9, 2004.  Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth
                                   Concentrated Fund since November 1999 and the Select Growth Fund since
                                   April 2000.  Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                   Farnham.
---------------------------------- --------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and
Cap Fund                           Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Large Cap Fund since June
                                   1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice
                                   President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining Liberty
                                   Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.
---------------------------------- --------------------------------------------------------------------------
Small Cap Fund                     James B. Bell, III, CFA has managed the Small Cap Fund since December 9,
                                   2004.  Mr. Bell has been involved in the management of the Small Cap
                                   Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                   Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------- --------------------------------------------------------------------------
Strategic Small Company Fund       Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                   Company Fund's portfolio management team since its inception in 1996.
                                   Mr. Smith's work experience is described under the Emerging Growth and
                                   Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------- --------------------------------------------------------------------------


CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.



HEITMAN REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.



DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

DWIGHT SHORT TERM FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND
Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. John Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Liberty Ridge Capital and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.


The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

     1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

     2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

     3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

     4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

     5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

     6. redemptions initiated by a Fund, as permitted in the prospectus.


PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on page 101. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

BUYING SHARES
You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND
TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS
                                              Initial        Additional

REGULAR ACCOUNTS                             $  2,500        no minimum
UNIFORM GIFTS/TRANSFER TO MINOR ACCOUNTS     $    500        no minimum
 TRADITIONAL IRAS                            $  2,000        no minimum
 ROTH IRAS                                   $  2,000        no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS        $    500        no minimum
 SYSTEMATIC INVESTMENT PLANS 1 (SIP)         $    500        $25


1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.
 Limitations on selling shares by phone

 Proceeds
 Sent by           Minimum            Maximum

 Check            no minimum        $50,000 per day

 Wire*            no minimum        no maximum

 ACH              no minimum        $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

WRITTEN REDEMPTION ORDERS
Some circumstances require written sell orders along with medallion signature guarantees. These include:

o Redemptions in excess of $50,000;

o Requests to send proceeds to a different address or payee;

o Requests to send proceeds to an address that has been changed within the last 30 days; and

o Requests to wire proceeds to a different bank account.

A MEDALLION SIGNATURE GUARANTEE helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES


o        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
         PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.


o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 103. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.PBHGfunds.com).


EXCHANGES BETWEEN FUNDS
You may exchange some or all PBHG Class shares of a Fund for PBHG Class shares of any other Fund that has PBHG Class shares. PBHG Class shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.


If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 99 for details of the PBHG Funds' trading guidelines and redemption fee.

To open an account
IN WRITING
Complete the application.
Mail your completed application
and a check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE

Have your bank send your investment to:

  o United Missouri Bank of Kansas City, N.A.
  o ABA # 10-10-00695
  o Account # 98705-23469
  o Fund Name
  o Your Name
  o Your Social Security  or tax ID number
  o Your account number

Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH

VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.

To add to an account

FILL OUT AN INVESTMENT SLIP:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534


WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

BY AUTOMATED CLEARING HOUSE (ACH)
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET
o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES

BY MAIL
Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

If required, obtain a medallion signature guarantee (see "Selling Shares") Mail your request to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri 64121-9534

SYSTEMATIC WITHDRAW PLAN
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Complete the applicable section on the account application.

Note:  You must maintain a minimum account balance of $5,000 or more.

CHECK WRITING
Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

BY TELEPHONE
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.
Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

ACH
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.

Note: Sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

WIRE
Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

VIA THE INTERNET
o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NONCORPORATE SHAREHOLDERS

 Type of                             Tax rate for         Tax rate for brackets
 Distribution                     15% bracket and lower      higher than 15%

 Dividends Generally              Ordinary income rate    Ordinary income rate
 Qualified Dividends                       5%                      15%
 Short-term
   Capital Gains                    Ordinary income       Ordinary income rate
 Long-term
   Capital Gains                           5%                      15%


DISTRIBUTION ARRANGEMENTS


PBHG Funds has four classes of shares, one of which, PBHG Class, is offered by this prospectus. PBHG Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and
(iv) PBHG Class shares may have exclusive voting rights with respect to matters affecting only that class.


Revenue Sharing

Payments by PBHG Fund Distributors or its Affiliates


Some PBHG Funds shareholders invest through intermediaries, such as financial planners or financial advisors, brokers who sponsor so-called "fund supermarkets," or 401(k) or other retirement plans. From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to these intermediaries. These payments are made in exchange for certain services provided by the intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

The Distributor or its affiliates compensate intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through intermediaries.

Payments by PBHG Funds

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and Dwight Short Term Fixed Income Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --




                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234




                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --




                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965






                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%





The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period           Loss              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**            $  9.84          $0.03 1              --                  $(0.17)                $(0.14)                --
  2004                 7.35           0.05 1              --                    2.48                   2.53             $(0.04)
  2003                10.42           0.06                --                   (3.06)                 (3.00)             (0.07)
  2002 2              10.33           0.02                --                    0.07                   0.09                 --
  2001 3              11.09           0.07                --                   (0.76)                 (0.69)             (0.07)
  2000 3              12.31           0.06                --                   (1.20)                 (1.14)             (0.06)
  1999 3              10.90           0.10                --                    2.06                   2.16              (0.10)




                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**                --                      --              $ 9.70                (1.42)%+         $   61,848
  2004                  --                  $(0.04)               9.84                34.50%               65,668
  2003                  --                   (0.07)               7.35               (28.83)%              53,983
  2002 2                --                      --               10.42                 0.89%+             101,615
  2001 3                --                   (0.07)              10.33                (6.22)%              95,031
  2000 3           $ (0.02)                  (0.08)              11.09                (9.33)%             118,545
  1999 3             (0.65)                  (0.75)              12.31                20.06%              145,185



                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**               1.29%*              0.57%*                1.29%*            0.57%*              102.27%+
  2004                 1.24%               0.59%                 1.25%             0.58%               267.41%
  2003                 1.19%               0.62%                 1.31%             0.50%               212.69%
  2002 2               0.99%*              0.63%*                1.33%*            0.29%*               65.99%+
  2001 3               0.99%               0.64%                 1.09%             0.54%               229.00%
  2000 3               0.97%               0.53%                 0.97%             0.53%               270.00%
  1999 3               0.99%               1.08%                 1.11%             0.96%               261.00%




The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)




                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922




                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --




                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634




                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%




The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                           Distributions
                    Value          Investment                               Gains or             Total            from Net
                  Beginning          Income           Redemption            (Losses)             from            Investment
                  of Period          (Loss)              Fees             on Securities       Operations           Income
------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**             $15.88          $0.04 1              --                      --               $0.04               --
  2004                11.84           0.05 1              --                  $ 4.07                4.12           $(0.06)
  2003                16.40           0.14                --                   (4.31)              (4.17)           (0.15)
  2002 4              15.92           0.20                --                    2.34                2.54            (0.14)
  2001 5              10.87           0.21                --                    5.49                5.70            (0.21)
  2000 5              12.19           0.16                --                   (1.18)              (1.02)           (0.16)
  1999 5,6            10.00           0.05                --                    2.18                2.23            (0.04)


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**             $20.80         $(0.07) 1             --                   $1.41               $1.34               --
  2004^               16.12          (0.05) 1             --                    4.89                4.84               --




                                                                 Net                                Net
                  Distributions                                 Asset                             Assets
                      from                                      Value                               End
                     Capital                Total                End            Total            of Period
                      Gains             Distributions         of Period        Return              (000)
----------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**                 --                     --           $15.92             0.25%+          $1,169,551
  2004               $(0.02)                $(0.08)           15.88            34.82%            1,128,195
  2003                (0.24)                 (0.39)           11.84           (25.73)%             647,508
  2002 4              (1.92)                 (2.06)           16.40            17.48%+             621,735
  2001 5              (0.44)                 (0.65)           15.92            53.22%              272,069
  2000 5              (0.14)                 (0.30)           10.87            (8.39)%              84,226
  1999 5,6               --                  (0.04)           12.19            22.33%+              64,135


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**                 --                     --           $22.14             6.44%+          $   55,382
  2004^              $(0.16)                $(0.16)           20.80            30.16%+              25,553




                                                                  Ratio              Ratio of Net
                                                               of Expenses            Investment
                                                               to Average            Income (Loss)
                                                               Net Assets             to Average
                                                               (Excluding             Net Assets
                                        Ratio of Net            Waivers,              (Excluding
                                        Investment              Expenses           Waivers, Expenses
                       Ratio              Income                  Borne                Borne by
                    of Expenses           (Loss)               by Adviser             Adviser and           Portfolio
                    to Average          to Average             and Expense              Expense             Turnover
                    Net Assets          Net Assets            Reduction)^^^          Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**               1.47%*              0.50%*                1.47%*                  0.50%*                6.50%+
  2004                 1.48%               0.36%                 1.49%                   0.35%                24.31%
  2003                 1.45%               1.00%                 1.52%                   0.93%                50.05%
  2002 4               1.40%*              1.26%*                1.44%*                  1.23%*               39.02%+
  2001 5               1.40%               1.41%                 1.41%                   1.40%               111.00%
  2000 5               1.40%               1.47%                 1.47%                   1.40%                54.00%
  1999 5,6             1.40%*              1.05%*                2.08%*                  0.37%*               22.00%+


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**               1.50%*             (0.62)%*               1.62%*                 (0.74)%*              17.89%+
  2004^                1.50%*             (0.42)%*               1.73%*                 (0.65)%*              27.33%+




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**             $11.66        $0.14 1           --              $0.19 ^^^^               $0.33            $(0.14)
  2004                 8.06         0.31 1           --               3.80                     4.11             (0.34)
  2003                 9.58         0.30 1           --              (0.87)                   (0.57)            (0.31)
  2002                 8.78         0.09             --               0.80                     0.89             (0.09)
  2001 3,7             9.56         0.47             --               0.46                     0.93             (0.45)
  2000 3               8.04         0.36             --               1.60                     1.96             (0.36)
  1999 3               8.62         0.43             --              (0.54)                   (0.11)            (0.47)

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --




                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                   --              --            $(0.14)         $11.85         2.92%+          $  129,687
  2004                 $(0.12)         $(0.05) 8          (0.51)          11.66        52.08%              133,980
  2003                  (0.61)          (0.03) 8          (0.95)           8.06        (5.73)%              70,039
  2002                     --              --             (0.09)           9.58        10.11%+              76,679
  2001 3,7              (1.21)          (0.05) 8          (1.71)           8.78        10.41%               61,378
  2000 3                   --           (0.08) 8          (0.44)           9.56        24.90%               75,013
  1999 3                   --              --             (0.47)           8.04        (1.16)%              65,767


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946




                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                1.33%*              2.62%*              1.33%*                 2.62%*                53.75%+
  2004                  1.30%               3.15%               1.31%                  3.14%                 78.20%
  2003                  1.27%               3.42%               1.33%                  3.36%                110.81%
  2002                  1.36%*              4.20%*              1.47%*                 4.09%*                25.08%+
  2001 3,7              1.14%               4.57%               1.14%                  4.57%                139.00%
  2000 3                1.36%               4.14%               1.36%                  4.14%                 76.00%
  1999 3                1.25%               5.12%               1.25%                  5.12%                 49.00%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%





The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS



                     Net
                    Asset            Net                            Realized and                          Distributions
                    Value        Investment                          Unrealized            Total            from Net
                  Beginning        Income        Redemption           Gains on             from            Investment
                  of Period        (Loss)           Fees             Securities         Operations           Income
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**              $10.30       $0.18 1              --              $0.09                $0.27           $(0.18)
 2004 ^^              10.00        0.23 1              --               0.38                 0.61            (0.23)


--------------------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
--------------------------------------------------------------------------------------------------------

 PBHG CLASS
 2004**              $10.00       $0.01 1              --              $0.10#               $0.11           $(0.11)
 2004                 10.00        0.29 1              --               0.04                 0.33            (0.29)
 2003                 10.00        0.39                --               0.04                 0.43            (0.43)
 2002 9               10.00        0.20                --                 --                 0.20            (0.20)
 2001 10              10.00        0.61             $0.01                 --                 0.62            (0.62)
 2000 10              10.00        0.65              0.01                 --                 0.66            (0.66)
 1999 10,11           10.00        0.11                --                 --                 0.11            (0.11)




                                                                                           Net                               Net
                  Distributions                                           Reverse         Asset                            Assets
                      from            Return                               Stock          Value                              End
                     Capital            of                Total            Split           End             Total          of Period
                      Gains           Capital         Distributions      (Note 2)       of Period         Return            (000)
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**                   --              --              $(0.18)           --           $10.39            2.64%+        $    7,095
 2004 ^^              $(0.08)             --               (0.31)           --            10.30            6.19%+             6,377


--------------------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
--------------------------------------------------------------------------------------------------------


 PBHG CLASS
 2004**                   --              --              $(0.11)           --           $10.00            1.11%+***     $  911,968
 2004                     --          $(0.04)              (0.33)           --            10.00            3.38%          1,424,238
 2003                     --              --               (0.43)           --            10.00            4.38%          1,192,971
 2002 9               $(0.04)             --               (0.24)        $0.04            10.00            1.98%+           518,004
 2001 10                  --              --               (0.62)           --            10.00            6.34%             71,298
 2000 10                  --              --               (0.66)           --            10.00            6.80%             24,065
 1999 10,11               --              --               (0.11)           --            10.00            1.12%+               867




                                                                  Ratio             Ratio of Net
                                                               of Expenses           Investment
                                                               to Average           Income (Loss)
                                                               Net Assets            to Average
                                                               (Excluding            Net Assets
                                          Ratio                 Waivers,         (Excluding Waivers,
                                          of  Net            Expenses Borne        Expenses Borne
                       Ratio            Investment             by Adviser,           by Adviser,
                    of Expenses           Income             Reimbursements        Reimbursements             Portfolio
                    to Average          to Average             and Expense           and Expense               Turnover
                    Net Assets          Net Assets            Reduction)^^^         Reduction)^^^                Rate
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**               0.85%*              3.46%*                  2.25%*               2.06%*                  183.93%+
 2004 ^^              0.85%*              3.33%*                  2.36%*               1.82%*                  258.83%+


-------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
-------------------------------------------------------------------------------------------


 PBHG CLASS
 2004**               0.88%*              1.15%*                  1.25%*               0.78%*                  218.25%+
 2004                 1.00%               2.87%                   1.30%                2.57%                   257.21%
 2003                 1.00%               3.65%                   1.34%                3.31%                   222.67%
 2002 9               1.00%*              4.67%*                  1.32%*               4.35%*                  116.91%+
 2001 10              1.00%               5.97%                   1.62%                5.35%                   196.00%
 2000 10              1.03%               6.53%                   1.84%                5.69%                    72.00%
 1999 10,11           1.00%*              6.67%*                 46.23%*             (38.56)%*                 137.00%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                             Realized and
                    Asset                             Unrealized                                Distributions
                    Value              Net             Gains or               Total               from Net
                  Beginning        Investment          (Losses)               from               Investment
                  of Period          Income          on Securities         Operations              Income
------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**           $1.00               --  1              --                    --                     --
  2004              1.00               --  1              --                    --                     --
  2003              1.00            $0.01                 --                 $0.01                $ (0.01)
  2002              1.00             0.03                 --                  0.03                  (0.03)
  2001              1.00             0.06                 --                  0.06                  (0.06)
  2000              1.00             0.05                 --                  0.05                  (0.05)



                                                                    Net                                    Net
                   Distributions                                   Asset                                 Assets
                       from                                        Value                                   End
                      Capital                Total                  End               Total             of Period
                       Gains             Distributions           of Period           Return               (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                 --                     --                 $1.00             0.20%+              $ 49,297
  2004                   --                     --                  1.00             0.32%                 53,905
  2003                   --                 $(0.01)                 1.00             0.94%                 94,459
  2002                   --                  (0.03)                 1.00             2.55%                107,513
  2001                   --                  (0.06)                 1.00             5.98%                525,463
  2000                   --                  (0.05)                 1.00             4.81%                579,458



                                                                   Ratio                Ratio of Net
                                                                of Expenses              Investment
                                                                to Average                 Income
                                                                Net Assets               to Average
                                                                (Excluding               Net Assets
                                                                 Waivers,                (Excluding
                                       Ratio of Net              Expenses             Waivers, Expenses
                        Ratio           Investment                 Borne                  Borne by
                     of Expenses          Income                by Adviser               Adviser and
                     to Average         to Average              and Expense                Expense
                     Net Assets         Net Assets             Reduction)^^^            Reduction)^^^
-------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                0.88%*              0.40%*                 0.88%*                   0.40%*
  2004                  0.88%               0.32%                  0.89%                    0.31%
  2003                  0.75%               0.93%                  0.75%                    0.93%
  2002                  0.59%               2.92%                  0.59%                    2.91%
  2001                  0.52%               5.78%                  0.52%                    5.78%
  2000                  0.69%               4.78%                  0.69%                    4.78%




*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
^     The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations If the Adviser did not pay the expenses, the expenses for the Fund would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. The impact of the payment from affiliate increased the Realized and Unrealized Gains on Securities by $0.05 per share.
*** A percentage of the total return consists of a voluntary fee reimbursement and a payment from the Adviser. Excluding the voluntary reimbursement the total return would have been 0.81% for the PBHG Class. Excluding the payment by affiliate the total return would have been 0.30% for the PBHG Class.
1     Per share calculations were performed using average shares for the period.
2 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
3     For the year ended December 31.
4 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
5     For the year or period ended April 30.
6     The Clipper Focus Fund commenced operations on September 10, 1998.
7 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
8 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
9 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the Dwight Short Term Fixed Income Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
10    For the year or period ended October 31.
11 The Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) commenced operations on August 31, 1999.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (2) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities Exchange Commission website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER
Liberty Ridge Capital, Inc.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391


PBHG Pro -- 1/05

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                                                                    APPENDIX III

[LOGO]

PBHG FUNDS

          An Insitutional
Multi-Manager Fund Family

Class A and Class C Shares


                               JANUARY 14, 2005


GROWTH FUNDS
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund


BLEND FUNDS
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

SPECIALTY FUND
PBHG Technology & Communications Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

AN INTRODUCTION TO THE PBHG FUNDS(R)AND THIS PROSPECTUS

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

INVESTMENT ADVISER


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (formerly known as Pilgrim Baxter & Associates, Ltd.) is the investment adviser for each Fund offered in this prospectus.


This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES
                                                                        PAGE


PBHG Emerging Growth Fund................................................  2
PBHG Growth Fund.........................................................  6
PBHG Large Cap Growth Concentrated Fund
  (formerly known as PBHG Large Cap 20 Fund.............................. 10
PBHG Large Cap Growth Fund............................................... 14
PBHG Select Growth Fund.................................................. 17
PBHG Strategic Small Company Fund........................................ 21
PBHG Focused Fund........................................................ 25
PBHG Large Cap Fund...................................................... 29
PBHG Mid-Cap Fund........................................................ 33
PBHG Small Cap Fund...................................................... 37
PBHG Technology & Communications Fund.................................... 41
More About the Funds
    Our Investment Strategies............................................ 45
    Risks and Returns.................................................... 47
The Investment Adviser................................................... 55
The Portfolio Managers................................................... 57
Your Investment
Policy Regarding Excessive or Short-Term Trading......................... 58
Valuing Portfolio Securities............................................. 60
Pricing Fund Shares - Net Asset Value (NAV).............................. 60
Choosing a Share Class................................................... 60
Buying Shares............................................................ 65
Selling Shares........................................................... 65
General Policies......................................................... 66
Exchange Between Funds................................................... 66
Distribution and Taxes................................................... 67
Distribution Arrangements................................................ 67
Revenue Sharing.......................................................... 68
Financial Highlights..................................................... 69

PBHG EMERGING GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Emerging Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

 [CHART]*


1995    48.03%
1996    16.64%
1997    -4.13%
1998     2.56%
1999    47.64%
2000   -25.59%
2001   -32.86%
2002   -47.74%
2003    56.17%
2004     0.38%




BEST QUARTER:                  Q4 1999          45.66%

WORST QUARTER:                 Q3 2001         -34.52%

* The inception date of PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                        Past               Past              Past
                                       1 Year             5 Years          10 Years


Emerging Growth Fund - Class A*
         Returns Before Taxes           -5.39%            -17.35%           -0.33%
         After Taxes on Distributions   -5.39%            -17.72%           -0.90%
         After Taxes on Distributions
         and Sale of Fund Shares***     -3.50%            -13.78%           -0.38%


Emerging Growth Fund - Class C**
         Returns Before Taxes           -1.30%            -16.98%           -0.49%

Russell 2000(R) Growth Index
         (Reflects No Deduction
         for Fees, Expenses or Taxes)   14.31%            -3.57%             7.12%


*The inception date of the PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 2.56%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 2.56% and 2.18%, respectively.

** The inception date of the PBHG Emerging Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 6.73%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                  CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                              2.00% (2)                   2.00% (2)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
         Service Fees                               0.25%                       0.25%
         Other Operating Expenses                   0.50%(3)                    0.50%(4)
         Total Other Expenses                       0.75%                       0.75%
Total Annual Operating Expenses                     1.60%(3)                    2.35%(4)

* Expense information in the table has been restated to reflect current fees.

            (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

            (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


             (3) The Fund incurred legal, printing and audit expenses relating to cetain settled Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.63%, respectively.


            (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 2.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $728      $887       $1,051     $1,220      $1,396
Class C      $341      $483         $733       $991      $1,255

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,577    $1,764     $1,958     $2,159      $2,366
Class C      $1,527    $1,805     $2,091     $2,385      $2,686



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $238      $483       $733         $991      $1,255

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,527    $1,805     $2,091     $2,385       $2,686


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.19%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.74%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.19%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.67%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.65%                   1.62%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.37%                   5.37%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.16%                   8.16%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.03%                  11.03%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.97%                  13.97%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.99%                  16.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.09%                  20.09%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.27%                  23.27%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.54%                  26.54%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.89%                  29.89%
------------ --------------------- ----------------------- ---------------------

PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of September 30, 2004, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $1 billion and $11 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1995   50.00%
1996    9.41%
1997   -3.84%
1998    0.12%
1999   91.56%
2000  -23.38%
2001  -34.83%
2002  -30.65%
2003   25.33%
2004    7.41%




BEST QUARTER:              Q4 1999          64.33%

WORST QUARTER:             Q4 2000         -32.66%



* The inception date of PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                           Past                Past              Past
                                          1 Year             5 Years           10 Years
Growth Fund  - Class A*
         Returns Before Taxes               1.22%            -15.17%            2.89%
         After Taxes on Distributions       1.22%            -15.74%            2.47%
         After Taxes on Distributions
         and Sale of Fund Shares***         0.79%            -14.80%            2.57%


Growth Fund - Class C**
         Returns Before Taxes               5.64%             -4.35%            2.73%

Russell Midcap Growth Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                15.48%            -3.36%            11.25%


Russell 2000(R) Growth Index
(Reflects No Deduction for Fees,
Expenses or Taxes)                         14.31%            -3.57%             7.12%



Note: The inception date of the PBHG Class of the Growth Fund was December 19, 1985.


*The inception date of the PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.41%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.41% and 5.46%, respectively.

** The inception date of the PBHG Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.75%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses youwould pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                  CLASS A                      CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                             2.00% (2)                   2.00% (2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
   Service Fees                                     0.25%                       0.25%
   Other Operating Expenses                         0.49%(3)                    0.49%(4)
   Total Other Expenses                             0.74%                       0.74%
Total Annual Operating Expenses                    1.59%(3)                     2.34%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.52% and 1.62%, respectively.


          (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.52% and 2.37%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $727      $885       $1,048     $1,217      $1,391
Class C      $340      $481       $730       $987        $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,571    $1,757     $1,950     $2,149      $2,356
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $237      $481        $730       $987       $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.54%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.80%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.66%                   1.63%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.39%                   5.39%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.19%                   8.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.07%                  11.07%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.03%                  14.03%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                17.06%                  17.06%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.17%                  20.17%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.37%                  23.37%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.65%                  26.65%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                30.02%                  30.02%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(fomerly known as PBHG Large Cap 20 Fund)


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997      32.57%
1998      67.15%
1999     101.91%
2000     -22.49%
2001     -35.64%
2002     -31.67%
2003      32.59%
2004       7.14%




BEST QUARTER:              Q4 1999          75.41%

WORST QUARTER:             Q4 2000         -33.20%


* The inception date of PBHG Large Cap Growth Concentrated Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares. Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                    Since
                                              Past               Past             Inception
                                             1 Year             5 Years           (11/29/96)
Large Cap Growth Concentrated Fund -- Class A*
         Returns Before Taxes                  0.95%            -14.52%             9.02%
         After Taxes on Distributions          0.95%            -15.26%             7.92%
         After Taxes on Distributions and
         Sales of Fund Shares***               0.62%            -11.84%             7.81%

Large Cap Growth Concentrated Fund -- Class C**
         Returns Before Taxes                  5.35%            -14.15%             8.99%


Russell 1000(R) Growth Index****

         (Reflects No Deduction for Fees,
         Expenses or Taxes)                    6.30%             -9.29%             4.71%

S&P 500 Index****
(Reflects No Deduction for Fees, Expenses
 or Taxes)                                    10.88%             -2.30%             7.62%



*The inception date of the PBHG Large Cap Growth Concentrated Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 9.96%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 9.96% and 8.48%, respectively.

** The inception date of the PBHG Large Cap Growth Concentrated Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 14.41%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                     CLASS A                  CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)               Not Applicable(1)           1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED
 OR EXCHANGED)                                        2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.85%                    0.85%
Distribution (12b-1) Fees                          Not Applicable              0.75%
Other Expenses
   Service Fees                                       0.25%                    0.25%
   Other Operating Expenses                           0.59%(3)                 0.59%(4)
   Total Other Expenses                               0.84%                    0.84%
Total Annual Operating Expenses                       1.69%(3)(5)              2.44%(4)(5)

* Expense information in the table has been restated to reflect current fees.


         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.71%, respectively.



         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 2.46%, respectively.


         (5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $737      $904       $1,077     $1,256     $1,440
Class C      $350      $501        $761      $1,027     $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,631    $1,827     $2,031     $2,241     $2,458
Class C      $1,581    $1,869     $2,163     $2,466     $2,776


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $247      $501        $761      $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,581    $1,869     $2,163     $2,466      $2,776


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                26.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                30.53%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.56%                   1.53%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.19%                   5.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.88%                   7.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.64%                  10.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.47%                  13.47%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.38%                  16.38%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.36%                  19.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                22.41%                  22.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.55%                  25.55%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.76%                  28.76%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.
Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stock across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996     23.37%
1997     22.21%
1998     30.07%
1999     66.60%
2000     -0.49%
2001    -28.76%
2002    -29.00%
2003     29.99%
2004      8.45%




BEST QUARTER:              Q4 1999          59.49%

WORST QUARTER:             Q4 2000         -22.81%

* The inception date of the PBHG Large Cap Growth Fund - Class A shares was July, 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                          Past               Past              Inception
                                         1 Year             5 Years             (4/5/95)
Large Cap Growth Fund -- Class A*
         Returns Before Taxes               2.20%            -7.73%             11.65%
         After Taxes on Distributions       2.20%            -8.12%             10.56%
         After Taxes on Distributions and
         Sale of Fund Shares***             1.43%            -6.56%             10.06%


Large Cap Growth Fund -- Class C**
         Returns Before Taxes               6.65%            -7.33%             11.49%

Russell 1000(R) Growth Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                 6.30%            -9.29%              8.82%



S&P 500 Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                10.88%             -2.30%            11.32%

*The inception date of the PBHG Large Cap Growth Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.99%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.99% and 7.66%, respectively.

**The inception date of the PBHG Large Cap Growth Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.77%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                   CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                          5.75%                  Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                              2.00%(2)                    2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                      0.75%                       0.75%
Distribution (12b-1) Fees                        Not Applicable                  0.75%
Other Expenses
   Service Fees                                      0.25%                       0.25%
   Other Operating Expenses                          0.56%(3)                    0.56%(4)
   Total Other Expenses                              0.81%                       0.81%
Total Annual Operating Expenses                      1.56%(3)                    2.31%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 1.59%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 2.34%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $725      $879       $1,039     $1,205      $1,376
Class C      $337      $475         $721       $975      $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,553    $1,736     $1,926     $2,122      $2,325
Class C      $1,503    $1,777     $2,059     $2,348      $2,646


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years    5 Years
Class C       $234      $475       $721       $975       $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,503    $1,777     $2,059     $2,348      $2,646


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.51%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.85%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.53%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                32.18%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.69%                   1.66%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.45%                   5.45%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.29%                   8.29%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.20%                  11.20%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.19%                  14.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                17.27%                  17.27%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.42%                  20.42%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.66%                  23.66%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.99%                  26.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                30.40%                  30.40%
------------ --------------------- ----------------------- ---------------------

PBHG SELECT GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap Growth Concentrated Fund (formerly known as PBHG Large Cap 20 Fund), a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Select Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996      27.58%
1997       6.42%
1998      18.51%
1999     159.64%
2000     -24.94%
2001     -41.10%
2002     -34.14%
2003      29.92%
2004       6.44%




BEST QUARTER:              Q4 1999          130.25%

WORST QUARTER:             Q4 2000          -43.22%

* The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                            Past               Past              Inception
                                           1 Year             5 Years           (4/5/95)
Select Growth Fund -- Class A*/**
         Returns Before Taxes                0.31%            -17.62%             9.90%
         After Taxes on Distributions        0.31%            -17.91%             9.23%
         After Taxes on Distributions and
         Sales of Fund Shares****            0.20%            -14.00%             8.71%


Select Growth Fund - Class C*/***
         Returns Before Taxes                4.64%            -17.26%             9.74%

Russell 3000 Growth Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            6.93%             -8.87%             8.56%


S&P 500 Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           10.88%             -2.30%            11.32%


*Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.


**The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.50%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.50% and 5.54%, respectively.


*** The inception date of the PBHG Select Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception as based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.85%.


****When the return after taxes on distribution and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*****The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                               CLASS A                    CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                   2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%                      0.85%
Distribution (12b-1) Fees                    Not Applicable                 0.75%
Other Expenses
         Service Fees                            0.25%                      0.25%
         Other Operating Expenses                0.64%(3)                   0.64%(4)
         Total Other Expenses                    0.89%                      0.89%
Total Annual Operating Expenses                  1.74%(3)                   2.49%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.67% and 1.77%, respectively.


         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.67% and 2.52%, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $742      $914       $1,091     $1,275     $1,464
Class C      $355      $511         $776     $1,047     $1,326

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,660    $1,862     $2,071     $2,286      $2,509
Class C      $1,611    $1,903     $2,203     $2,511      $2,826

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $252      $511       $776       $1,047      $1,326

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,611    $1,903     $2,203     $2,511      $2,826


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.98%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                21.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                25.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                29.90%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.51%                   1.48%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.08%                   5.08%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.72%                   7.72%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.42%                  10.42%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.20%                  13.20%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.04%                  16.04%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.95%                  18.95%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                21.94%                  21.94%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.00%                  25.00%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.13%                  28.13%
------------ --------------------- ----------------------- ---------------------

PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*



1997    24.44%
1998     1,84%
1999    51.31%
2000    11.64%
2001   -10.22%
2002   -33.35%
2003    47.07%
2004    10.92%




BEST QUARTER:              Q4 1999          36.03%

WORST QUARTER:             Q3 1998         -23.55%



* The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                               Since
                                               Past           Past           Inception
                                              1 Year         5 Years         (12/31/96)
Strategic Small Company Fund - Class A*
         Returns Before Taxes                   4.55%          0.54%            8.85%
         After Taxes on Distributions           4.55%         -0.36%            7.34%
         After Taxes on Distributions and
         Sale of Fund Shares***                 2.96%          0.01%            6.87%


Strategic Small Company Fund - Class C**
         Returns Before Taxes                   9.14%          0.91%            8.79%

Russell 2000 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)              18.33%          6.61%            8.99%


*The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 13.75%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 13.75% and 11.73%, respectively.


** The inception date of the PBHG Strategic Small Company Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 17.74%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                              CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%(3)                     0.85%(4)
Distribution (12b-1) Fees                    Not Applicable                   0.75%
Other Expenses
         Service Fees                            0.25%                        0.25%
         Other Operating Expenses                0.59%(3)                     0.59%(4)
         Total Other Expenses                    0.84%                        0.84%
Total Annual Operating Expenses                  1.69%(3)(5)                  2.44%(4)(5)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.87%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 2.62%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER


            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $737      $904       $1,077     $1,256      $1,440
Class C      $350      $501         $761     $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,631    $1,827     $2,031     $2,241      $2,458
Class C      $1,581    $1,869     $2,163     $2,466      $2,776



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $247      $501       $761       $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,581    $1,869     $2,163     $2,466      $2,776

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                26.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                30.53%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.56%                   1.53%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.19%                   5.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.88%                   7.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.64%                  10.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.47%                  13.47%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.38%                  16.38%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.36%                  19.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                22.41%                  22.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.55%                  25.55%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.76%                  28.76%
------------ --------------------- ----------------------- ---------------------

PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


2000    24.39%
2001     3.03%
2002   -28.81%
2003    32.98%
2004    13.84%




BEST QUARTER:              Q1 2000          29.49%

WORST QUARTER:             Q3 2002         -18.80%

* The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                               Past        Past       Inception
                                              1 Year      5 Years      (2/12/99)


Focused Fund - Class A*/**
         Returns Before Taxes                  7.27%       5.41%       11.75%
         After Taxes on Distributions          7.27%       5.14%       11.02%
         After Taxes on Distributions and
            Sale of Fund Shares                4.73%       4.49%        9.81%

Focused Fund - Class C*/***
         Returns Before Taxes                 11.98%       5.87%       12.05%

Russell 3000(R) Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             11.95%      -1.16%        1.67%


S&P 500 Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             10.88%      -2.30%        0.57%



*Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.


**The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 18.16%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 18.16% and 15.49%, respectively.

***The inception date of the PBHG Focused Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the high Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C berfore taxes from its inception date to December 31, 2004 was 22.96%.


****The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                    CLASS A                  CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%               Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                               2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.65%(3)                 0.65%(4)
Distribution (12b-1) Fees                        Not Applicable                0.75%
Other Expenses
         Service Fees                                 0.25%                    0.25%
         Other Operating Expenses                     0.72%(3)                 0.72%(4)
         Total Other Expenses                         0.97%                    0.97%
Total Annual Operating Expenses                       1.62%(3)(5)              2.37%(4)(5)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the management fees it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.75% and 1.85%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.75% and 2.60%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER


            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $730      $891       $1,057     $1,228      $1,406
Class C      $343      $487       $739         $999      $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,589    $1,778     $1,974     $2,177      $2,386
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $240      $487       $739        $999       $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.05%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.96%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.42%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.63%                   1.60%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.33%                   5.33%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.10%                   8.10%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.94%                  10.94%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.86%                  13.86%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.85%                  16.85%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.93%                  19.93%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.08%                  23.08%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.32%                  26.32%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.64%                  29.64%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Large Cap Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the may not realize what Liberty Ridge Capital believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997     25.10%
1998     33.89%
1999     10.22%
2000     23.38%
2001     -2.02%
2002    -24.92%
2003     18.61%
2004      6.54%


/R>

BEST QUARTER:              Q4 1998   28.01%

WORST QUARTER:             Q3 2002  -21.39%




* The inception date of PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                              Since
                                            Past               Past         Inception
                                           1 Year             5 Years       (12/31/96)
Large Cap Fund - Class A*/**
         Returns Before Taxes               0.41%             1.55%              9.01%
         After Taxes on Distributions       0.13%             1.05%              6.35%
         After Taxes on Distributions and
            Sale of Fund Shares****         0.26%             1.03%              6.15%


Large Cap Fund - Class C*/***
         Returns Before Taxes               4.74%             1.99%              8.99%

S&P 500 Index
          (Reflects No Deduction for
           Fees, Expenses or Taxes)        10.88%            -2.30%              7.98%


*Prior to April 1, 2003 the Large Cap Fund was named the Large Cap Value Fund.

**The inception date of the PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 7.68%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 7.28% and 6.38%, respectively.

***The inception date of the PBHG Large Cap Fund - Class C shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.05%.


****When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                            2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.65%                        0.65%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.53%(3)                     0.53%(4)
         Total Other Expenses                     0.78%                        0.78%
Total Annual Operating Expenses                   1.43%(3)(5)                  2.18%(4)(5)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of this purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.46%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 2.21%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $712      $854       $1,001     $1,154      $1,312
Class C      $324      $448       $682       $922        $1,169

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,475    $1,644     $1,820     $2,001      $2,190
Class C      $1,424    $1,685     $1,953     $2,230      $2,513

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $221      $448       $682       $922        $1,169

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,424    $1,685     $1,953     $2,230      $2,513


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.39%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                1.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                8.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                12.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                16.33%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                20.48%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                24.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                29.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                33.85%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.82%                   1.79%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.72%                   5.72%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.70%                   8.70%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.77%                  11.77%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.92%                  14.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                18.16%                  18.16%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                21.49%                  21.49%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                24.92%                  24.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                28.44%                  28.44%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                32.06%                  32.06%
------------ --------------------- ----------------------- ---------------------

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1998     26.57%
1999     21.33%
2000     25.70%
2001      7.40%
2002    -20.14%
2003     34.03%
2004     17.74%




BEST QUARTER:              Q4 1998          29.96%

WORST QUARTER:             Q3 2001         -18.56%


* The inception date of PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since
                                             Past              Past           Inception
                                            1 Year            5 Years         (4/30/97)


Mid-Cap Fund - Class A*/**
         Returns Before Taxes               10.95%             9.90%          17.50%
         After Taxes on Distributions        9.00%             9.13%          13.83%
         After Taxes on Distributions and
         Sale of Fund Shares                 8.38%             8.22%          12.99%

Mid-Cap Fund - Class C*/***
         Returns Before Taxes               15.84%            10.39%          17.53%

S&P MidCap 400 Index
          (Reflects No Deduction for        16.48%             9.54%          14.46%
          Fees, Expenses or Taxes)


*Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.


**The inception date of the PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.64%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 19.13% and 17.14%, respectively.

*** The inception date of the PBHG Mid-Cap Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 24.90%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                               CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                     5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)          Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                      2.00%(2)                     2.00%(2)
REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                 0.85%                        0.85%
Distribution (12b-1) Fees                     Not Applicable                 0.75%
Other Expenses
         Service Fees                           0.25%                        0.25%
         Other Operating Expenses               0.51%(3)                     0.51%(4)
         Total Other Expenses                   0.76%                        0.76%
Total Annual Operating Expenses                 1.61%(3)(5)                  2.36%(4)(5)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.63%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 2.38%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $729      $889       $1,054     $1,224      $1,401
Class C      $342      $485       $736       $995        $1,260

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,583    $1,771     $1,966     $2,168      $2,376
Class C      $1,533    $1,812     $2,099     $2,394      $2,696

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $239      $485       $736       $995        $1,260

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,533    $1,812     $2,099     $2,394      $2,696


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.16%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.02%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.54%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.64%                   1.61%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.35%                   5.35%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.13%                   8.13%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.99%                  10.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.92%                  13.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.92%                  16.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.01%                  20.01%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.18%                  23.18%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.43%                  26.43%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.77%                  29.77%
------------ --------------------- ----------------------- ---------------------

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1998            0.89%
1999           18.33%
2000           32.49%
2001            4.64%
2002          -32.15%
2003           38.50%
2004           15.30%




BEST QUARTER:              Q4 2001          25.60%

WORST QUARTER:             Q3 2002         -22.06%



* The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                          Past               Past              Inception
                                          1 Year             5 Years           (4/30/97)
Small Cap Fund - Class A*/**
         Returns Before Taxes              8.66%             7.20%             12.41%
         After Taxes on Distributions      8.66%             6.84%             11.49%
         After Taxes on Distributions and
         Sale of Fund Shares               5.63%             5.99%             10.35%


Small Cap Fund - Class C*/***
         Returns Before Taxes             13.40%             7.67%             12.44%

Russell 2000(R) Index
          (Reflects No Deduction for      18.33%             6.61%             10.11%
          Fees, Expenses or Taxes)


*Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.


**The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.34%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 20.34% and 17.35%, respectively.

*** The inception date of the PBHG Small Cap Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 25.20%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   1.00%                        1.00%
Distribution (12b-1) Fees                    Not Applicable                    0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.56%(3)                     0.56%(4)
         Total Other Expenses                     0.81%                        0.81%
Total Annual Operating Expenses                   1.81%(3)                     2.56%(4)
Fee Waiver and/or Expense Reimbursement           0.06%                        0.06%
Net Expenses                                      1.75%(5)                     2.50%(5)

      * Expense information in the table has been restated to reflect current fees.

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 1.83%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 2.58%, respectively.

     (5) This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $922       $1,106     $1,297      $1,493
Class C      $356      $519       $791       $1,070      $1,355

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,696    $1,906     $2,122     $2,345      $2,575
Class C      $1,648    $1,947     $2,254     $2,569      $2,891


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $519       $791       $1,070      $1,355

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,648    $1,947     $2,254     $2,569      $2,891


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                6.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                13.86%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.49%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                21.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                25.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                29.10%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.50%                   1.48%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.00%                   5.00%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.56%                   7.56%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.19%                  10.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                12.88%                  12.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                15.63%                  15.63%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.45%                  18.45%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                21.34%                  21.34%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                24.30%                  24.30%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                27.34%                  27.34%
------------ --------------------- ----------------------- ---------------------

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996       53.91%
1997        2.87%
1998       25.46%
1999      242.25%
2000      -44.00%
2001      -52.59%
2002      -54.58%
2003       44.46%
2004        4.91%




BEST QUARTER:              Q4 1999          111.22%

WORST QUARTER:             Q4 2000          -51.02%


* The inception date of the PBHG Technology & Communications Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                Since
                                               Past             Past           Inception
                                              1 Year           5 Years         (9/29/95)
Technology and Communications Fund - Class A*
         Returns Before Taxes                   -1.13%          -29.65%          3.36%
         After Taxes on Distributions           -1.13%          -30.22%          2.26%
         After Taxes on Distributions and
         Sale of Fund Shares***                 -0.74%          -21.54%          2.91%

Technology and Communications Fund - Class C**
         Returns Before Taxes                    3.17%          -29.34%          3.25%

PSE Technology Index(R)****
          (Reflects No Deduction for            12.09%           -4.09%         15.92%
          Fees, Expenses or Taxes)

*The inception date of the PBHG Technology and Communication Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.09%. The average annual total return of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.09% and 6.89%, respectively.

** The inception date of the PBHG Technology and Communication Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of the Class C before taxes from its inception date to December 31, 2004 was 12.52%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(as a percentage of AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.85%                        0.85%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.74%(3)                     0.74%(4)
         Total Other Expenses                     0.99%                        0.99%
Total Annual Operating Expenses                   1.84%(3)                     2.59%(4)

      * Expense information in the table has been restated to reflect current fees.

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 1.87%, respectively.


     (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 2.62%, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $751      $933       $1,120     $1,314      $1,513
Class C      $365      $531       $805       $1,087      $1,375

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,719    $1,931    $2,150     $2,376       $2,609
Class C      $1,671    $1,973    $2,283     $2,600       $2,925


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $262      $531       $805       $1,087      $1,375

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,671    $1,973     $2,283     $2,600      $2,925


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.47%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                6.74%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                13.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                20.88%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                24.70%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                28.65%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.41%                   1.39%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                4.88%                   4.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.41%                   7.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                9.99%                   9.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                12.64%                  12.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                15.36%                  15.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.14%                  18.14%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                20.99%                  20.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                23.90%                  23.90%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                26.89%                  26.89%
------------ --------------------- ----------------------- ---------------------

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company and Technology & Communications Funds

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm beleives are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.


Focused, Large Cap, Mid-Cap, Small Cap, and Strategic Small Company Funds


Liberty Ridge Capital's core investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital beleieves that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the core space.

All Funds

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.


Each of the Emerging Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Large Cap, Mid-Cap, Small Cap, and Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.


A description of PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital focuses its active management on securities selection, the area it believes its respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital maintains a long-term investment approach and focus on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, each Fund intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in equity securities.

GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Liberty Ridge Capital's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Liberty Ridge Capital considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a decleration in business momentum or a failure to achieve expected earnings, occurs or is expected to occur.

VALUE SECURITIES

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

The Funds generally do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES


Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

Each Fund limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits).

MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

o        To reduce transaction costs;

o        To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o        To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities , including stripped mortgage-backed securities that are deemed to be illiquid.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

o        Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o        Increases in property taxes;

o        Casualty and condemnation losses; and

o        Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

FIXED INCOME SECURITIES

Fixed Income securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.


U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS

U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS

U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS

U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

MORTGAGE-BACKED SECURITIES


Securities that represent pools of mortgages (including collateralized mortgage obligations ("CMOs")), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-Rated bonds offer higher yields and higher potential gains.

FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

THE INVESTMENT ADVISER

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed over $7 billion in assets as of June 30, 2004 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).


As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.


As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.


At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the Defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                0.85%
Growth Fund                         0.85%
Large Cap Growth Concentrated Fund  0.85%
Large Cap Growth Fund               0.75%
Select Growth Fund                  0.85%
Focused Fund                        0.81%*
Large Cap Fund                      0.65%
Mid-Cap Fund                        0.85%
Small Cap Fund                      0.95%*
Strategic Small
Company Fund                        0.91%*
Technology &
Communications Fund                 0.85%

* Reflects a waiver of fees.


At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund described in this prospectus was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

THE PORTFOLIO MANAGERS


---------------------------------- --------------------------------------------------------------------------
Emerging Growth Fund/Technology    James M. Smith, CFA has managed the Emerging Growth Fund and the
& Communications Fund              Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3,
                                   2004 and the Technology & Communications Fund since November 2003.  Mr.
                                   Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------- --------------------------------------------------------------------------
Growth Fund                        Samuel H. Baker, CFA has managed the Growth Fund since December 9,
                                   2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.
---------------------------------- --------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap    Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select    Growth Concentrated Fund (formerly the Large Cap 20 Fund) and Select
Growth Fund                        Growth Fund since December 9, 2004.  Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth
                                   Concentrated Fund since November 1999 and the Select Growth Fund since
                                   April 2000.  Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                   Farnham.
---------------------------------- --------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and
Cap Fund                           Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Large Cap Fund since June
                                   1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice
                                   President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining Liberty
                                   Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.
---------------------------------- --------------------------------------------------------------------------
Small Cap Fund                     James B. Bell, III, CFA has managed the Small Cap Fund since December 9,
                                   2004.  Mr. Bell has been involved in the management of the Small Cap
                                   Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                   Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------- --------------------------------------------------------------------------
Strategic Small Company Fund       Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                   Company Fund's portfolio management team since its inception in 1996.
                                   Mr. Smith's work experience is described under the Emerging Growth and
                                   Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------- --------------------------------------------------------------------------

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Liberty Ridge Capital and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:


         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;
         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;
         3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
         4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
         5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
         6. redemptions initiated by a Fund, as permitted in the prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.



VALUING PORTFOLIO SECURITIES
Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on p. 62. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.


PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

----------------------------------------------- ---------------------------------------- --------------------------------------
                                                                CLASS A                                 CLASS C
----------------------------------------------- ---------------------------------------- --------------------------------------
Initial Sales Charge                            up to 5.75%                              None
----------------------------------------------- ---------------------------------------- --------------------------------------
Contingent Deferred Sales Charge (CDSC)         None (except on redemptions of certain   1.00% on redemptions within one year
                                                large purchases held for less than one
                                                year)
----------------------------------------------- ---------------------------------------- --------------------------------------
Distribution and Service Fees                   0.25%                                    1.00%
----------------------------------------------- ---------------------------------------- --------------------------------------
Dividends                                       Generally higher than Class C due to     Generally lower than Class A due to
                                                lower annual expenses                    higher annual expenses
----------------------------------------------- ---------------------------------------- --------------------------------------
Typical Shareholder                             Generally more appropriate for           Generally more appropriate for
                                                long-term investors                      short-term investors
----------------------------------------------- ---------------------------------------- --------------------------------------


The sales charging information in this prospectus can also be accessed, free of charge, on the Funds' website, at http://www.PBHGfunds.com/Breakpoints.


SALES CHARGES

CLASS A SHARES.

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds (which are not offered in this prospectus). Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.


Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Focused, Large Cap, Mid-Cap, Small Cap, Strategic Small Company and Technology & Communications Funds.


                                              Investor's Initial Sales Charge
                                              -------------------------------
                                               As a                   As a
                                            Percentage             Percentage
        Amount of Investment in            of the Public           of the Net
           Single Transaction             Offering Price        Amount Invested
     ------------------------------       --------------        ---------------
      Less than $100,000                       5.75%                 6.10%
      $100,000 but less than $250,000          4.50%                 4.71%
      $250,000 but less than $500,000          3.25%                 3.36%
      $500,000 but less than $1,000,000        2.00%                 2.04%
      $1,000,000 and over                         0%                    0%

Ways to Reduce or Eliminate Class A Initial Sales Charges Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The Statement of Additional Information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges
You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase. See Class A Purchases Subject to Contingent Deferred Sales Charge.

o on additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

o        on shares purchased by reinvesting dividends and distributions.

o when exchanging shares among Funds with the same or higher initial sales charges (see General Policies -Exchanges Between Funds for more information on exchanges between Funds).

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

o        when a merger, consolidation or acquisition of assets of a Fund occurs.


o if you are the Adviser, an affiliated company of the Adviser, or a sub-adviser to a Fund ("Sub-Adviser") and you purchase your shares directly through PBHG Fund Distributors (the "Distributor").

o if (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an Employee) of (i) the Adviser, or (ii) a Sub-Adviser, or (iii) affiliates of the Adviser or Sub-Adviser or of other mutual funds which are advised by the Adviser or Sub-Adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and (c) you purchased your shares directly through the Distributor.

o if you are an employee benefit plan established for employees of the Adviser, Sub-Adviser or their affiliates.


o if you are a discretionary advised client of the Adviser and its affiliates.

o if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at net asset value are permitted by the policies of, and are made through, such person's employer.

o if you are a financial institution trust department investing an aggregate of $1 million or more in the Funds.

o if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor with respect to its use of the Funds in connection with such services.

o if you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the Statement of Additional Information for applicable restrictions. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable Fund.

o if you are an individual or entity with substantial business relationship with PBHG Funds, the Adviser or their affiliates, as determined by a Vice President or more senior officer of PBHG Funds or the Adviser and you purchase your shares directly through the Distributor.


Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, PBHG Funds may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the Statement of Additional Information for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the Statement of Additional Information for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund (each offered under a seperate prospectus). Direct purchases of PBHG Cash Reserves Fund are excluded for purposes of this calculation.

Purchasers Qualifying for Reductions in Initial Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals
o an individual, his or her spouse, or children residing in the same household,

o        any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries
o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups
o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Purchases Subject to Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges
The contingent deferred sales charge will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

o managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the Funds in connection with such services.

o on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be eligible for such privilege. See the Statement of Additional Information for more information on the reinstatement privilege.

o on purchases made in connection with the reinvestment of dividends and distributions from a Fund.

o        on exchanges of shares of certain other Funds.

o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.


CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Class C shares of Funds in the Equity and Fixed Income category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges." In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CDSC.

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions.

o        on increases in the net asset value of your shares.

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinvestment privilege.

o upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

o upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the PBHG Funds). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70.

o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC


The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, PBHG Funds will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.


BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax advisor.

MINIMUM INVESTMENTS

                                                   Initial         Additional
REGULAR ACCOUNTS                                   $ 2,500         no minimum
UNIFORM GIFTS/TRANSFER
            TO MINOR ACCOUNTS                      $   500         no minimum
TRADITIONAL IRAS                                   $ 2,000         no minimum
ROTH IRAS                                          $ 2,000         no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS               $   500         no minimum
SYSTEMATIC INVESTMENT                              $   500         $25
   PLANS(1) (SIP)

(1) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES


o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.


o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 65. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.


o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

EXCHANGES BETWEEN FUNDS


You may exchange some or all shares of a particular Class of a Fund for the same Class of another Fund that offers such Class of shares. In addition to the Funds contained in this prospectus, the Analytic Disciplined Equity Fund, Heitman REIT Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Clipper Focus Fund offer Class A and Class C Shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.


Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 58 for details of the PBHG Funds' trading guidelines and redemption fee.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

Each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of                       Tax rate for                 Tax rate for
Distribution                  15% bracket and lower        higher than 15%

Dividends Generally           Ordinary income rate         Ordinary income rate
Qualified Dividends           5%                           15%
Short-term
  Capital Gains               Ordinary income rate         Ordinary income rate
Long-term
  Capital Gains               5%                           15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.


PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, PBHG Fund Distributors and service fees to PBHG Fund Distributors, brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to PBHG Fund Distributors are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.


Revenue Sharing

Payments by PBHG Fund Distributors or its Affiliates

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this prospectus. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds on the intermediaries sales system or placing PBHG Funds on the intermediaries preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. PBHG Funds may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through intermediaries.

Payments by PBHG Funds

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --

  CLASS A
  2004**              $12.63            $(0.10) 1         --                   $(1.47)                $(1.57)               --
  2004 ++              12.03             (0.10) 1         --                     0.70                   0.60                --

  CLASS C
  2004**              $12.59            $(0.14) 1         --                   $(1.47)                $(1.61)               --
  2004 ++              12.03             (0.15) 1         --                     0.71                   0.56                --

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --


  CLASS A
  2004**              $18.32            $(0.12) 1         --                   $(1.54)                $(1.66)               --
  2004 ++              16.68             (0.13) 1         --                     1.77                   1.64                --

  CLASS C
  2004**              $18.25            $(0.19) 1         --                   $(1.52)                $(1.71)               --
  2004 ++              16.68             (0.20) 1         --                     1.77                   1.57                --



                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938

  CLASS A
  2004**               --                      --              $11.06               (12.43)%+           $       46
  2004 ++              --                      --               12.63                 4.99%+                    53

  CLASS C
  2004**               --                      --              $10.98               (12.79)%+           $       46
  2004 ++              --                      --               12.59                 4.66%+                    52

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234


  CLASS A
  2004**               --                      --              $16.66                (9.06)%+           $       50
  2004 ++              --                      --               18.32                 9.83%+                    55

  CLASS C
  2004**               --                      --              $16.54                (9.37)%+           $       50
  2004 ++              --                      --               18.25                 9.41%+                    55



                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%

  CLASS A
  2004**               1.74%*           (1.67)%*                 1.74%*                 (1.67)%*            32.94%+
  2004 ++              1.62%*           (1.57)%*                 1.63%*                 (1.58)%*            96.38%+

  CLASS C
  2004**               2.49%*           (2.42)%*                 2.49%*                 (2.42)%*            32.94%+
  2004 ++              2.37%*           (2.32)%*                 2.38%*                 (2.33)%*            96.38%+

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%


  CLASS A
  2004**               1.68%*           (1.43)%*                 1.68%*                 (1.43)%*            24.35%+
  2004 ++              1.61%*           (1.42)%*                 1.62%*                 (1.43)%*           163.61%+

  CLASS C
  2004**               2.42%*           (2.18)%*                 2.42%*                 (2.18)%*            24.35%+
  2004 ++              2.36%*           (2.17)%*                 2.37%*                 (2.18)%*           163.61%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --

  CLASS A
  2004**             $15.10             $(0.11) 1         --                  $(0.55)                $(0.66)              --
  2004 ++             13.31              (0.12) 1         --                    1.91                   1.79               --

  CLASS C
  2004**             $15.05             $(0.16) 1         --                  $(0.56)                $(0.72)2             --
  2004 ++             13.31              (0.17) 1         --                    1.91                   1.74               --

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --

  CLASS A
  2004**             $19.77             $(0.09) 1         --                  $(0.66)                $(0.75)              --
  2004 +++            17.45              (0.14) 1         --                    2.46                   2.32               --

  CLASS C
  2004**             $19.67             $(0.16) 1         --                  $(0.65)                $(0.81)              --
  2004 +++            17.45              (0.23) 1         --                    2.45                   2.22               --



                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460

  CLASS A
  2004**              --                      --              $14.44                (4.37)%+         $       54
  2004 ++             --                      --               15.10                13.45%+                  57

  CLASS C
  2004**              --                      --              $14.33                (4.78)% +        $       64
  2004 ++             --                      --               15.05                13.07%+                  57

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965

  CLASS A
  2004**              --                      --              $19.02                (3.79)%+         $       74
  2004 +++            --                      --               19.77                13.30%+                  77

  CLASS C
  2004**              --                      --              $18.86                (4.12)%+         $       60
  2004 +++            --                      --               19.67                12.72%+                  56



                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%

  CLASS A
  2004**              1.71%*             (1.42)%*               1.71%*                 (1.42)%*              20.75%+
  2004 ++             1.70%*             (1.56)%*               1.71%*                 (1.57)%*              73.65%+

  CLASS C
  2004**              2.46%*             (2.17)%*               2.46%*                 (2.17)%*              20.75%+
  2004 ++             2.45%*             (2.31)%*               2.46%*                 (2.32)%*              73.65%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%

  CLASS A
  2004**              1.58%*             (0.95)%*               1.58%*                 (0.95)%*              18.63%+
  2004 +++            1.58%*             (1.09)%*               1.59%*                 (1.10)%*              63.17%+

  CLASS C
  2004**              2.33%*             (1.70)%*               2.33%*                 (1.70)%*              18.63%+
  2004 +++            2.33%*             (1.83)%*               2.34%*                 (1.84)%*              63.17%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period           Loss              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --

  CLASS A
  2004**             $20.88         $(0.16) 1             --                  $(0.98)                $(1.14)                --
  2004 ++             19.43          (0.18) 1             --                    1.63                   1.45                 --

  CLASS C
  2004**             $20.80         $(0.23) 1             --                  $(0.98)                $(1.21)                --
  2004 ++             19.43          (0.26) 1             --                    1.63                   1.37                 --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --

  CLASS A
  2004**             $13.66         $(0.10) 1             --                  $(0.89)                $(0.99)                --
  2004 +++            11.72          (0.13) 1             --                    2.07                   1.94                 --

  CLASS C
  2004**             $13.59         $(0.14) 1             --                  $(0.89)                $(1.03)                --
  2004 +++            11.72          (0.19) 1             --                    2.06                   1.87                 --




                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298

  CLASS A
  2004**                --                      --              $19.74                (5.46)%+         $       51
  2004 ++               --                      --               20.88                 7.46%+                  54

  CLASS C
  2004**                --                      --              $19.59                (5.82)%+         $       50
  2004 ++               --                      --               20.80                 7.05%+                  54

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225

  CLASS A
  2004**                --                      --              $12.67                (7.25)%+         $       54
  2004 +++              --                      --               13.66                16.55%+                  65

  CLASS C
  2004**                --                      --              $12.56                (7.58)%+         $       54
  2004 +++              --                      --               13.59                15.96%+                  58



                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%

  CLASS A
  2004**               1.77%*             (1.58)%*               1.77%*           (1.58)%*              67.29%+
  2004 ++              1.76%*             (1.68)%*               1.77%*           (1.69)%*             179.85%+

  CLASS C
  2004**               2.52%*             (2.33)%*               2.52%*           (2.33)%*              67.29%+
  2004 ++              2.51%*             (2.43)%*               2.52%*           (2.44)%*             179.85%+

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%

  CLASS A
  2004**               1.75%*             (1.51)%*               1.90%*           (1.66)%*              40.99%+
  2004 +++             1.75%*             (1.43)%*               1.87%*           (1.55)%*              96.80%+

  CLASS C
  2004**               2.50%*             (2.26)%*               2.65%*           (2.41)%*              40.99%+
  2004 +++             2.50%*             (2.18)%*               2.62%*           (2.30)%*              96.80%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --

  CLASS A
  2004**             $17.17         $(0.07) 1             --                  $(0.35)             $(0.42)                   --
  2004 ++             14.79          (0.03) 1             --                    2.41                2.38                    --

  CLASS C
  2004**             $17.10         $(0.13) 1             --                  $(0.34)             $(0.47)                   --
  2004 ++             14.79          (0.09) 1             --                    2.40                2.31                    --

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)


  CLASS A
  2004**             $11.92          $0.01 1              --                  $(0.19)             $(0.18)                   --
  2004 ++             11.08           0.05 1              --                    0.93                0.98                $(0.14)

  CLASS C
  2004**             $11.89         $(0.04) 1             --                  $(0.18)             $(0.22)                   --
  2004 ++             11.08           0.01 1              --                    0.92                0.93                $(0.12)



                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556

  CLASS A
  2004**                   --                    --            $16.75        (2.45)%+           $     57
  2004 ++                  --                    --             17.17        16.09%+                  58

  CLASS C
  2004**                   --                    --            $16.63        (2.75)%+           $     56
  2004 ++                  --                    --             17.10        15.62%+                  58

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922


  CLASS A
  2004**                   --                    --            $11.74        (1.51)%+           $     54
  2004 ++                  --                $(0.14)            11.92         8.91%+                  54

  CLASS C
  2004**                   --                    --            $11.67        (1.85)%+           $     53
  2004 ++                  --                $(0.12)            11.89         8.49%+                  54



                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%

  CLASS A
  2004**               1.75%*             (0.82)%*               1.97%*                 (1.04)%*             114.33%+
  2004 ++              1.77%*             (0.36)%*               1.85%*                 (0.44)%*             240.63%+

  CLASS C
  2004**               2.50%*             (1.58)%*               2.72%*                 (1.80)%*             114.33%+
  2004 ++              2.52%*             (1.11)%*               2.60%*                 (1.19)%*             240.63%+

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%


  CLASS A
  2004**               1.48%*              0.09%*                1.48%*                  0.09%*               94.10%+
  2004 ++              1.45%*              0.86%*                1.46%*                  0.85%*              252.96%+

  CLASS C
  2004**               2.23%*             (0.66)%*               2.23%*                 (0.66)%*              94.10%+
  2004 ++              2.20%*              0.11%*                2.21%*                  0.10%*              252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --


  CLASS A
  2004**             $17.90         $(0.06) 1             --                  $(0.29)                $(0.35)             --
  2004 +++            14.59          (0.08) 1             --                    3.39                   3.31              --

  CLASS C
  2004**             $17.82         $(0.12) 1             --                  $(0.29)                $(0.41)             --
  2004 +++            14.59          (0.16) 1             --                    3.39                   3.23              --

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --


  CLASS A
  2004**             $20.27         $(0.13) 1             --                  $(0.84)                $(0.97)             --
  2004 ++             16.80          (0.11) 1             --                    3.58                   3.47              --

  CLASS C
  2004**             $20.19         $(0.20) 1             --                  $(0.83)                $(1.03)             --
  2004 ++             16.80          (0.18) 1             --                    3.57                   3.39              --



                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690


  CLASS A
  2004**              --                      --              $17.55                (1.96)%+         $      229
  2004 +++            --                      --               17.90                22.69%+                 191

  CLASS C
  2004**              --                      --              $17.41                (2.30)%+         $       98
  2004 +++            --                      --               17.82                22.14%+                  92

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634

  CLASS A
  2004**              --                      --              $19.30                (4.79)%+         $       68
  2004 ++             --                      --               20.27                20.65%+                  60

  CLASS C
  2004**              --                      --              $19.16                (5.10)%+         $       62
  2004 ++             --                      --               20.19                20.18%+                  60



                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%


  CLASS A
  2004**               1.60%*          (0.66)%*               1.60%*                 (0.66)%*              62.74%+
  2004 +++             1.62%*          (0.69)%*               1.63%*                 (0.70)%*             143.80%+

  CLASS C
  2004**               2.35%*          (1.42)%*               2.35%*                 (1.42)%*              62.74%+
  2004 +++             2.37%*          (1.43)%*               2.38%*                 (1.44)%*             143.80%+

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%


  CLASS A
  2004**               1.75%*          (1.34)%*               1.88%*                 (1.47)%*              47.65%+
  2004 ++              1.74%*          (1.16)%*               1.83%*                 (1.25)%*             116.57%+

  CLASS C
  2004**               2.50%*          (2.09)%*               2.63%*                 (2.22)%*              47.65%+
  2004 ++              2.49%*          (1.91)%*               2.58%*                 (2.00)%*             116.57%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------




-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --


  CLASS A
  2004**             $10.75       $(0.08) 1          --             $(0.79)                  $(0.87)               --
  2004 ++              9.69        (0.08) 1          --               1.14                     1.06                --

  CLASS C
  2004**             $10.71       $(0.12) 1          --             $(0.78)                  $(0.90)               --
  2004 ++              9.69        (0.13) 1          --               1.15                     1.02                --



                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946


  CLASS A
  2004**                   --              --                --          $ 9.88        (8.09)%+         $       51
  2004 ++                  --              --                --           10.75        10.94%+                  55

  CLASS C
  2004**                   --              --                --          $ 9.81        (8.40)%+         $       51
  2004 ++                  --              --                --           10.71        10.53%+                  55



                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%


  CLASS A
  2004**                1.87%*             (1.63)%*             1.87%*                (1.63)%*               39.97%+
  2004 ++               1.86%*             (1.56)%*             1.87%*                (1.57)%*              135.24%+

  CLASS C
  2004**                2.62%*             (2.38)%*             2.62%*                (2.38)%*               39.97%+
  2004 ++               2.61%*             (2.31)%*             2.62%*                (2.32)%*              135.24%+



The accompanying notes are an integral part of the financial statements.

*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
++    Class A and Class C shares commenced operations on September 30, 2003.
+++   Class A and Class C shares commenced operations on July 31, 2003.
^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the Fund would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.
1     Per share calculations were performed using average shares for the period.


Amounts designated as "--" are either $0 or have been rounded to $0.

fOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-PBHGNOW.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.



The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at WWW.PBHGFUNDS.COM. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.


INVESTMENT ADVISER
Liberty Ridge Capital, Inc.
DISTRIBUTOR
PBHG Fund Distributors


SEC FILE NUMBER 811-04391


PBHG -- A&C PRO -- 1/05

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                               PBHG LARGE CAP FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                                                               March __, 2005
Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of PBHG Large Cap Fund ("Large Cap Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), with PBHG Focused Fund ("Focused Fund"), which is also an investment portfolio of PBHG Funds.

         Focused Fund and Large Cap Fund have different investment objectives. Focused Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle while Large Cap Fund seeks to provide investors with long-term growth of capital and income, with current income as a secondary objective. Focused Fund, a non-diversified fund, seeks to meet its investment objective by investing at least 80% of its total assets in equity securities, such as common stocks, of small, medium or large capitalization companies. Large Cap Fund seeks to meet its investment objective by investing at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") serves as investment adviser to both funds.

         Liberty Ridge Capital and the Board of Trustees of PBHG Funds have undertaken a review of the PBHG Funds and concluded that it is appropriate to reduce the number of PBHG Funds by consolidating certain funds. As part of that review, Liberty Ridge Capital recommended the combination of Large Cap Fund with Focused Fund.

         Both funds invest in equity securities that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements. However, Focused Fund's investment policies allow it to invest in a broader range of securities than Large Cap Fund, which may provide greater flexibility for investment. Moreover, the performance of Focused Fund has been better than Large Cap Fund since its inception and Focused Fund's ratio of expenses to net assets after the Reorganization are expected to be lower than those of Large Cap Fund. Liberty Ridge Capital believes that Focused Fund's better performance, lower expenses and ability to invest in a broader range of securities better position Focused Fund to attract additional assets in the future.

         After considering various alternatives, the Board of Trustees concluded that combining Large Cap Fund with Focused Fund would serve the best interests of Large Cap Fund and its shareholders. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the two funds for your evaluation.

         You are being asked to approve a Plan of Reorganization for Large Cap Fund which provides for the reclassification and change of the outstanding shares of Large Cap Fund into shares of Focused Fund based upon their respective net asset values. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

         YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also vote your shares on the web at http://www.proxyvote.com by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                             Sincerely,



                                             Leigh A. Wilson
                                             Chairman

                               PBHG LARGE CAP FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PBHG Large Cap Fund ("Large Cap Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), will be held at the offices of Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on April 21, 2005, at 10:00 a.m. local time, for the following purposes:

     1. To approve a Plan of Reorganization (the "Plan of Reorganization") for Large Cap Fund and the consummation of the transactions contemplated therein. The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Large Cap Fund shares into shares of PBHG Focused Fund ("Focused Fund") of the same classes (the "Reorganization"). The value of each Large Cap Fund shareholder's account with Focused Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Large Cap Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on February 18, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF PBHG FUNDS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO VOTE YOUR SHARES BY THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE WEB AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO PBHG FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                                    John M. Zerr
                                                    Secretary
March __, 2005

                               PBHG LARGE CAP FUND
                                PBHG FOCUSED FUND
                               EACH A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: March __, 2005

         This document is being furnished to you in connection with the Special Meeting of Shareholders of PBHG Large Cap Fund ("Large Cap Fund"), an investment portfolio of PBHG Funds, a Delaware statutory trust ("PBHG Funds"), to be held on April 21, 2005 (the "Special Meeting"). At the Special Meeting, you will be asked to consider and approve a Plan of Reorganization (the "Plan of Reorganization") for Large Cap Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus. THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF LARGE CAP FUND SHAREHOLDERS.

         The Plan of Reorganization provides for the reclassification of the shares of Large Cap Fund and the change of the outstanding shares of Large Cap Fund into shares of PBHG Focused Fund ("Focused Fund") based upon the net asset values of the two funds. All of the assets and liabilities of Large Cap Fund will become assets and liabilities of Focused Fund, and PBHG Class shares of Large Cap Fund will be reclassified as PBHG Class shares of Focused Fund, Advisor Class shares of Large Cap Fund will be reclassified as Advisor Class shares of Focused Fund, Class A shares of Large Cap Fund will be reclassified as Class A shares of Focused Fund and Class C shares of Large Cap Fund will be reclassified as Class C shares of Focused Fund. The value of your account with Focused Fund immediately after the Reorganization will be the same as the value of your account with Large Cap Fund immediately before the Reorganization.

         Focused Fund is an investment portfolio of PBHG Funds, an open-end, series management investment company. Focused Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle while Large Cap Fund seeks to provide investors with long-term growth of capital and income, with current income as a secondary objective. Focused Fund, a non-diversified fund, seeks to meets its investment objective by investing at least 80% of its total assets in equity securities, such as common stocks, of small, medium or large capitalization companies. Large Cap Fund seeks to meet its investment objective by investing at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") serves as the investment adviser to both funds. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth the information that you should know before voting on the Plan of Reorganization. It should be read and retained for future reference. The Statement of Additional Information related to this Proxy

Statement/Prospectus, dated March __, 2005, is available on request and without charge by contacting PBHG Funds at the address or telephone number below, and is hereby incorporated by reference.

         The current prospectus for PBHG Class shares of both Large Cap Fund and Focused Fund, the current prospectus for Advisor Class shares of both Large Cap Fund and Focused Fund, and the current prospectus for Class A and Class C shares of both Large Cap Fund and Focused Fund each dated January 14, 2005, together with the related Statements of Additional Information for PBHG Class, Advisor Class, and Class A and Class C shares of both Large Cap Fund and Focused Fund also dated January 14, 2005 are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus for PBHG Class shares of PBHG Funds is included as Appendix II to this Proxy Statement/Prospectus. A copy of the current prospectus for Class A and Class C shares of PBHG Funds is included as Appendix III to this Proxy Statement. These documents, as well as the most recent annual report and semi-annual report for PBHG Funds, are available without charge by writing to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling (800) 433-0051. The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about Large Cap Fund and Focused Fund on the Web at http://www.pbhgfunds.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                            [END OF FRONT COVER PAGE]

                                   PBHG FUNDS

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION.................................................................1
APPROVAL OF PLAN OF REORGANIZATION...........................................3
SUMMARY......................................................................3
         Reorganization......................................................3
         Background and Reasons for the Reorganization.......................3
         Comparison of Focused Fund and Large Cap Fund.......................5
RISK FACTORS................................................................11
         Comparative Risks..................................................11
         Risks Associated with Focused Fund.................................12
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............12
         Investment Objectives..............................................12
         Investment Policies................................................12
         Investment Restrictions............................................13
FINANCIAL HIGHLIGHTS........................................................14
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION.....................18
         The Reorganization.................................................18
         Board Considerations...............................................18
         Other Terms........................................................20
         Federal Income Tax Consequences....................................21
         Capital Loss Carryforward..........................................22
CAPITALIZATION..............................................................22
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................24
         Investment Management..............................................24
RIGHTS OF SHAREHOLDERS......................................................24
OWNERSHIP OF LARGE CAP FUND AND FOCUSED FUND SHARES.........................24
         Significant Holders................................................24
         Ownership of Trustee and Officers..................................25
LEGAL MATTERS...............................................................26
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...............26
ADDITIONAL INFORMATION ABOUT Focused Fund...................................26


APPENDIX I..............................................Plan of Reorganization
APPENDIX II......................Prospectus of PBHG Class shares of PBHG Funds
APPENDIX III..................Prospectus of Advisor Class shares of PBHG Funds
APPENDIX IV.............Prospectus of Class A and Class C shares of PBHG Funds

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by PBHG Funds' Board of Trustees for use at the Special Meeting of Shareholders of Large Cap Fund to be held at the offices of Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on April 21, 2005, at 10:00 a.m., local time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

         We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. In all cases where a telephonic proxy is solicited, the Georgeson representative will ask for each shareholder's full name and address or the zip code or employer identification number and to confirm that the shareholder has received this Proxy Statement/Prospectus and proxy card in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

         Liberty Ridge Capital, Inc. ("Liberty Ridge Capital"), the investment adviser for each fund, will reimburse Large Cap Fund and Focused Fund for the costs and expenses they incur in connection with the Reorganization. For Large Cap Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting and proxy solicitation costs. The cost of the solicitation of proxies is anticipated to be approximately $6,000.

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the election of the trustees and the proposal to approve the Plan of Reorganization, and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of Large Cap Fund entitled to vote at the Special Meeting will constitute a quorum.

         At the Special Meeting, a quorum being present, approval of the Plan of Reorganization requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on February 18, 2005 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were ____________ PBHG Class shares, __________ Advisor Class shares, __________ Class A shares and ___________ Class C shares of Large Cap Fund outstanding. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

         We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about March __, 2005.

                       APPROVAL OF PLAN OF REORGANIZATION

                                     SUMMARY

REORGANIZATION

         The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Large Cap Fund shares into Focused Fund shares (the "Reorganization"). If shareholders of Large Cap Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of Large Cap Fund will become the assets and liabilities of Focused Fund, and the issued and outstanding PBHG Class, Advisor Class, Class A and Class C shares of Large Cap Fund will be changed into PBHG Class, Advisor Class, Class A and Class C shares, respectively, of Focused Fund that have a net asset value equal to the value of the Large Cap Fund net assets immediately prior to the Reorganization. The value of each Large Cap Fund shareholder's account with Focused Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Large Cap Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.

         We will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization - Federal Income Tax Consequences" below.

         Focused Fund is a non-diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Wayne, Pennsylvania (telephone: (800) 433-0051).

BACKGROUND AND REASONS FOR THE REORGANIZATION

         The Board of Trustees of PBHG Funds has determined that the reorganization of Large Cap Fund into Focused Fund is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

         In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

     o The compatibility of the investment objectives and principal investment strategies of the two funds.

     o The enhanced portfolio management commitment by Liberty Ridge Capital to the combined fund as a result of changing the portfolio manager in Large Cap Fund to the same experienced portfolio manager as Focused Fund.

     o Liberty Ridge Capital's reduction of Focused Fund's investment advisory fee by 0.20%.

     o Lower expense levels for each fund resulting from Liberty Ridge Capital's commitment to expense ratio caps.

     o Liberty Ridge Capital's belief that the combined fund will have improved marketability based upon its investment focus and performance record.

     o    The potential operating efficiencies of the combined funds.

     o The tax-free nature of the Reorganization for Federal income tax purposes.

     o The undertaking by Liberty Ridge Capital to reimburse each fund for the expenses of the Reorganization.

     o    The comparative expenses of the two funds.

         Over the last several months, Liberty Ridge Capital has undertaken a review of the PBHG Funds and concluded that the investment management of a number of PBHG Funds needed to be strengthened, that their investment policies, objectives and strategies needed to be more focused, and that multiple investment funds with overlapping investment objectives and distribution efforts presented unnecessarily duplicative and confusing alternatives to current fund shareholders and future investors. As a result of Liberty Ridge Capital's review, the Board concluded that it is appropriate to consolidate certain funds with similar investment objectives and strategies. The Board concluded that Large Cap Fund and Focused Fund unnecessarily overlap, and combining the two funds should provide a more stable base of assets for investment management.

         The Board of Trustees considered that while there are differences in the funds' investment objectives, both funds invest in equity securities that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratio, dividend income potential and earnings. Focused Fund's historical performance is better than that of Large Cap Fund and Focused Fund's investment strategies allow it to invest in a broader range of securities. As a result, Liberty Ridge Capital believes that Focused Fund is better positioned to attract additional assets in the future.

         Liberty Ridge Capital advised the Board that Focused Fund's investment advisory fee is currently 0.20% greater than Large Cap Fund's investment advisory fee. Effective December 9, 2004, Liberty Ridge Capital permanently reduced the investment advisory fee applicable to Focused Fund from 0.85% to 0.65%. In addition, Liberty Ridge has agreed to waive fees or reimburse expenses for the combined fund so that the total annual operating expenses of the combined fund are lower than the current expenses of both Large Cap Fund and Focused Fund.

         Accordingly, Liberty Ridge Capital advised the Board of Trustees that in light of Large Cap Fund's poor performance and Focused Fund's lower expenses and ability to invest in a broader range of securities, it believed that the combination of Large Cap Fund with and into Focused Fund would create a fund less duplicative and confusing to existing shareholders and potential future investors with a better chance to attract additional assets in the future. After considering alternatives for the future of Large Cap Fund, the Board of Trustees concluded that Large Cap Fund should be combined with Focused Fund.

         For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization, see "Additional Information About the Plan of Reorganization."

COMPARISON OF FOCUSED FUND AND LARGE CAP FUND

         INVESTMENT OBJECTIVE AND POLICIES

         The investment objectives of Large Cap Fund and Focused Fund are different. Focused Fund seeks to provide investors with above average total returns over a 3 to 5 year market cycle. Large Cap Fund seeks to provide investors with long-term growth of capital and income, with current income as a secondary objective. Both funds utilize a blended growth and value investment approach.

         Focused Fund, a non-diversified fund, normally invests at least 80% of its total assets in equity securities, such as common stocks, of small, medium or large capitalization companies.

         Large Cap Fund normally invests at least 80% of its total assets in equity securities, such as common stocks, of large capitalization companies.

         The annual portfolio turnover rate for Focused Fund was 240.63% for the fiscal year ended March 31, 2004. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Focused Fund. However, Large Cap Fund's portfolio turnover rate for the same period was 252.96%.

         INVESTMENT ADVISORY SERVICES

         Liberty Ridge Capital serves as investment adviser to both funds.

         Liberty Ridge Capital is an indirect, wholly owned subsidiary of Old Mutual plc. ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         There is no initial sales charge applicable to PBHG Class shares of Focused Fund. Class A shares of both Focused Fund and Large Cap Fund are sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1,000,000. In addition, if you purchase $1,000,000 or more Class A shares and redeem those shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption. Focused Fund and Large Cap Fund Class C shares have a contingent deferred sales charge of 1.00% if redeemed within 12 months after the date of purchase. For more information, see the discussion under the heading "Choosing a Share Class" in the PBHG Funds, Advisor Class, Class A and C Shares Prospectuses attached as Appendix II, Appendix III and Appendix IV to this Proxy Statement.

         Both Focused Fund and Large Cap Fund pay Old Mutual Investment Partners a distribution fee at an annual rate of 0.25% of the average daily net assets attributable to Advisor Class shares, and PBHG Fund Distributors a distribution fee at an annual rate of 1.00% of the average daily net assets attributable to Class C shares, respectively, for distribution services. For more information, see the discussion under the heading "Distribution Arrangements" in the PBHG Funds Advisor Class, and Class A and C Shares Prospectuses attached as part of Appendix II to this Proxy Statement.

         PERFORMANCE

         Annual total returns for the periods indicated for PBHG Class shares of Focused Fund are shown below. The tables also compare the average annual returns of Focused Fund to those of a broad-based securities market index. Focused Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG Class shares, but has not previously issued Advisor Class shares. Past performance cannot guarantee comparable future results.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                           CALENDAR YEAR TOTAL RETURNS
                                  FOCUSED FUND
                 [YEARS]          [%]         [YEARS]       [%]
                  2000           24.81%        2002       -28.63%
                  2001            3.44%        2003        33.36%
                                               2004        14.13%

         The year-to-date return of Focused Fund as of December 31, 2004 was 14.13%.

                  BEST QUARTER:       Q1 2000              29.53%
                  WORST QUARTER:      Q3 2002             -18.74%

                          AVERAGE ANNUAL TOTAL RETURNS
                                  Focused Fund
                    (For the periods ended December 31, 2004)


                                                                        Past    Since Inception
PBHG Class Shares                                             1 Year   5 Years    (2/12/99)
-----------------                                             ------    ------    ---------
Return Before Taxes                                           14.13%     7.00%     13.22%
Return After Taxes on Distributions                           14.13%     6.72%     12.48%
Return After-Taxes on Distributions and Sale of Fund           9.18%     5.88%     11.13%
Shares
                                                                       Past      Since Inception
Advisor Class Shares(1)                                       1 Year  5 Years     (2/12/99)
-----------------------                                       ------   -----     ---------
Return Before Taxes                                            N/A      N/A         N/A
                                                              ------   -----     ---------
Class A Shares(2)
Return Before Taxes                                            7.27%    5.41%       11.75%
Class C Shares(3)
Return Before Taxes                                           11.98%    5.87%       12.05%
Russell 3000(R)Index(4) (reflects no deductions for           11.95%   -1.16%        1.67%
fees, expenses or taxes)
S&P 500 Index(4) (reflects no deductions for fees,            10.88%   -2.30%        0.57%
expenses or taxes)


(1) PBHG Focused Fund is authorized to issue Advisor Class shares, but no such shares have been issued. The returns shown for Advisor Class shares are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the higher distribution fee applicable to Advisor Class shares.

(2) The inception date of the PBHG Focused Fund-Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total returns of Class A shares after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 8.22% and 5.34%, respectively.

(3) The inception date of the PBHG Focused Fund-Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the sales charges and higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C shares before taxes from its inception date to December 31, 2003 was 13.60%.

(4) The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

         After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts. After-tax returns are shown for PBHG Class shares only and after-tax returns for Advisor Class, Class A and Class C shares will vary.

         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Shares of Focused Fund and Large Cap Fund are both distributed by PBHG Fund Distributors. Purchase and redemption procedures are the same for Focused Fund and Large Cap Fund. Generally, you may exchange some or all shares of a particular class of a PBHG Fund for the same class of another PBHG Fund that offers such class of shares.

         OPERATING EXPENSES

         The PBHG Class shares of Focused Fund are a no-load investment, which means there are no fees or charges to buy or sell PBHG Class shares, to reinvest dividends or to exchange into other funds. Focused Fund Class A shares have an initial sales charge ranging from 2.00% to 5.75%. Focused Fund Class C shares have no initial sales charge but are subject to a contingent deferred sales charge of 1.00% if they are redeemed within the first 12 months.

         A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares, Advisor Class shares, Class A shares and Class C shares of Focused Fund and Large Cap Fund are shown below. Pro forma estimated expenses of Focused Fund, giving effect to the Reorganization, are also provided.

                         ANNUAL FUND OPERATING EXPENSES*


                                            PBHG Large Cap Fund                  PBHG Focused Fund
                                     ----------------------------------- -----------------------------------
                                       PBHG    Advisor  Class A  Class C  PBHG    Advisor  Class A   Class C
                                      Class    Class                     Class    Class
                                     --------- -------  -------  ------- -------  -------  --------- -------
SHAREHOLDER TRANSACTION
   EXPENSES
Maximum sales load imposed
   on purchase of shares (as a
   percentage of
  offering prices)..........           None     None    5.75%     None    None     None     5.75%     None
Deferred Sales Load (as a
   percentage of original purchase
   price or redemption proceeds, as
   applicable)..............           None     None    None(1)  1.00%    None     None    None(1)   1.00%
Redemption/Exchange Fee (as
   a percentage of amount
   redeemed or exchanged)(2)           2.00%   2.00%    2.00%    2.00%   2.00%    2.00%     2.00%    2.00%
ANNUAL FUND OPERATING
   EXPENSES (AS
  A PERCENTAGE OF AVERAGE
   NET ASSETS)
Management Fees.............           0.65%   0.65%    0.65%    0.65%   0.85%    0.85%     0.85%    0.85%
Distribution and/or Service
   (12b-1) Fees.............           None    0.25%     None    0.75%    None    0.25%      None    0.75%
Other Expenses
  Service Fees..............            --       --     0.25%    0.25%     --       --      0.25%    0.25%
  Other Operating Expenses..           0.58%   0.58%    0.58%    0.58%   0.83%    0.83%     0.83%    0.83%
  Total Other Expenses......           0.58%   0.58%    0.83%    0.83%   0.83%    0.83%     1.08%    1.08%
Total Fund Operating
   Expenses.................           1.23%   1.48%    1.48%    2.23%   1.68%    1.93%     1.93%    2.68%
                                      -----   -----    -----    -----   -----    -----     -----    -----
Fee Waiver..................             --      --       --       --    0.18%    0.18%     0.18%    0.18%
Net Expenses................           1.23%   1.48%    1.48%    2.23%   1.50%(3) 1.75%(3)  1.75%(3) 2.50%(3)
                                      =====   =====    =====    =====   =====    =====     =====    =====


                                             PBHG Focused Fund
                                            Pro Forma Estimated
                                    -------------------------------------
                                     PBHG    Advisor Class A    Class C
                                     Class    Class
                                    -------  ------- ---------  ---------
SHAREHOLDER TRANSACTION
   EXPENSES
Maximum sales load imposed
   on purchase of shares (as a
   percentage of
  offering prices)..........         None     None    5.75%       None
Deferred Sales Load (as a
   percentage of original purchase
   price or
   redemption proceeds, as
   applicable)..............         None     None   None(1)     1.00%
Redemption/Exchange Fee (as
   a percentage of amount
   redeemed or exchanged)(2)        2.00%    2.00%    2.00%      2.00%
ANNUAL FUND OPERATING
   EXPENSES (AS
  A PERCENTAGE OF AVERAGE
   NET ASSETS)
Management Fees.............        0.65%    0.65%    0.65%      0.65%
Distribution and/or Service
   (12b-1) Fees.............         None    0.25%     None      0.75%
Other Expenses
  Service Fees..............          --       --     0.25%      0.25%
  Other Operating Expenses..        0.60%    0.60%    0.60%      0.60%
  Total Other Expenses......        0.60%    0.60%    0.85%      0.85%
Total Fund Operating
   Expenses.................        1.25%    1.50%    1.50%      2.25%
                                    -----    -----    -----      -----
Fee Waiver..................        0.03%    0.03%    0.03%     0.03%
Net Expenses................        1.22%(4) 1.47%(4)1.47%(4)   2.22%(4)
                                    =====    =====   =====      =====


-------------
*Expense information in the table has been restated to reflect current fees as of October 31, 2004.

(1) If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a one percent contingent deferred sales charge at the time of redemption.

(2) To prevent the fund from being adversely effected by the transaction costs associated with excessive short-term trading activity, the fund will redeem shares at a price equal to the net asset value of the shares, less than additional transaction fee equal to two percent of the net asset value of all such shares redeemed within ten calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the fund for the benefit of all shareholders.

(3) This is the actual total fund operating expense you should expect to pay as an investor in this fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the fund and to pay certain expenses of the funds to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% of PBHG class shares, 1.75% of Advisor Class shares, 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in the which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50% of PBHG class shares, 1.75% of Advisor Class shares, 1.75% of Class A shares and 2.50% of Class C shares, the fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980.00 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004

(4) This is the actual total fund operating expense you should expect to pay as an investor in this fund for the fiscal year ending March 31, 2006. However, you should know that for the fiscal year ending March 31, 2006, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the fund and to pay certain expenses of the funds to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.22% of PBHG class shares, 1.47% of Advisor Class shares, 1.47% of Class A shares and 2.22% of Class C shares. You should know that in any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.22% of PBHG class shares, 1.47% of Advisor Class shares, 1.47% of Class A shares and 2.22% of Class C shares, the fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years.



HYPOTHETICAL EXAMPLES OF EFFECT OF EXPENSES

         These examples can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. The examples for Class A and Class C shares also assume that the Funds' operating expenses remain the same for the time periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                   ONE       TWO     THREE     FOUR   FIVE
                                                   YEAR     YEARS    YEARS    YEARS   YEARS
                                                  -----     -----    -----    -----   -----
PBHG LARGE CAP FUND
     PBHG Class shares
         Assuming complete redemption at end of
         period:.............................       $125     $255     $390     $530    $676
         Assuming no redemption:.............       $125     $255     $390     $530    $676
     Advisor Class
         Assuming complete redemption at end of
         period:.............................       $151     $307     $468     $635    $808
         Assuming no redemption:.............       $151     $307     $468     $635    $808
     Class A shares(1):
         Assuming complete redemption at end of
         period:.............................       $717     $864   $1,016   $1,173  $1,336
         Assuming no redemption:.............       $717     $864   $1,016   $1,173  $1,336
     Class C shares:
         Assuming complete redemption at end of
         period (2):.........................       $329     $458     $697     $943  $1,195
         Assuming no redemption:.............       $226     $458     $697     $943  $1,195
PBHG FOCUSED FUND
     PBHG Class shares
         Assuming complete redemption at end of
         period:.............................       $153     $329     $512     $701    $896
         Assuming no redemption:.............       $153     $329     $512     $701    $896
     Advisor Class
         Assuming complete redemption at end of
         period:.............................       $178     $380     $589     $804  $1,025
         Assuming no redemption:.............       $178     $380     $589     $804  $1,025
     Class A shares(1):
         Assuming complete redemption at end of
         period:.............................       $743     $933   $1,130   $1,332  $1,541
         Assuming no redemption:.............       $743     $933   $1,130   $1,332  $1,541
     Class C shares:
         Assuming complete redemption at end of
         period (2):.........................       $356     $531     $815   $1,106  $1,404
         Assuming no redemption:.............       $253     $531     $815   $1,106  $1,404
COMBINED FUND
     PBHG Class shares
         Assuming complete redemption at endof
         period: ............................       $124     $256     $394     $536    $683
         Assuming no redemption:.............       $124     $256     $394     $536    $683
     Advisor Class
         Assuming complete redemption at end of
         period:.............................       $150     $308     $471     $640    $816
         Assuming no redemption:.............       $150     $308     $471     $640    $816
     Class A shares(1):
         Assuming complete redemption at end of
         period :............................       $716     $865   $1,019   $1,179  $1,344
         Assuming no redemption:.............       $716     $865   $1,019   $1,179  $1,344
     Class C shares:
         Assuming complete redemption at end of
         period (2): ........................       $328     $460     $700     $948  $1,202
         Assuming no redemption:.............       $328     $460     $700     $948  $1,202





                                                     SIX     SEVEN    EIGHT     NINE      TEN
                                                    YEARS    YEARS    YEARS     YEARS    YEARS
                                                    -----    -----    -----     -----    -----
PBHG LARGE CAP FUND
     PBHG Class shares
         Assuming complete redemption at end of
         period:.............................        $826     $983    $1,145   $1,314   $1,489
         Assuming no redemption:.............        $826     $983    $1,145   $1,314   $1,489
     Advisor Class
         Assuming complete redemption at end of
         period:.............................        $987   $1,172    $1,364   $1,563   $1,768
         Assuming no redemption:.............        $987   $1,172    $1,364   $1,563   $1,768
     Class A shares(1):
         Assuming complete redemption at end of
         period:.............................      $1,505   $1,680    $1,861   $2,048   $2,242
         Assuming no redemption:.............      $1,505   $1,680    $1,861   $2,048   $2,242
     Class C shares:
         Assuming complete redemption at end of
         period (2):.........................      $1,454   $1,720    $1,994   $2,275   $2,565
         Assuming no redemption:.............      $1,454   $1,720    $1,994   $2,275   $2,565
PBHG FOCUSED FUND
     PBHG Class shares
         Assuming complete redemption at end of
         period:.............................      $1,097   $1,305    $1,520   $1,742   $1,972
         Assuming no redemption:.............      $1,097   $1,305    $1,520   $1,742   $1,972
     Advisor Class
         Assuming complete redemption at end of
         period:.............................      $1,254   $1,489    $1,731   $1,982   $2,239
         Assuming no redemption:.............      $1,254   $1,489    $1,731   $1,982   $2,239
     Class A shares(1):
         Assuming complete redemption at end of
         period:.............................      $1,756   $1,978    $2,207   $2,443   $2,685
         Assuming no redemption:.............      $1,756   $1,978    $2,207   $2,443   $2,685
     Class C shares:
         Assuming complete redemption at end of
         period (2):.........................      $1,709   $2,020    $2,339   $2,665   $2,999
         Assuming no redemption:.............      $1,709   $2,020    $2,339   $2,665   $2,999
COMBINED FUND
     PBHG Class shares
         Assuming complete redemption at endof
         period: ............................        $837     $995    $1,160   $1,331   $1,509
         Assuming no redemption:.............        $837     $995    $1,160   $1,331   $1,509
     Advisor Class
         Assuming complete redemption at end of
         period:.............................        $997   $1,185    $1,379   $1,580   $1,788
         Assuming no redemption:.............        $997   $1,185    $1,379   $1,580   $1,788
     Class A shares(1):
         Assuming complete redemption at end of
         period :............................      $1,515   $1,691    $1,875   $2,064   $2,260
         Assuming no redemption:.............      $1,515   $1,691    $1,875   $2,064   $2,260
     Class C shares:
         Assuming complete redemption at end of
         period (2): ........................      $1,464   $1,732    $2,008   $2,291   $2,583
         Assuming no redemption:.............      $1,464   $1,732    $2,008   $2,291   $2,583

--------------
(1)  Assumes payment of maximum sales charge by the investor.
(2)  Assumes payment of applicable CDSC.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

         The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

         FURTHER INFORMATION

         Additional information concerning Focused Fund is contained in this Proxy Statement/Prospectus and in the current prospectuses for PBHG Funds that are included as Appendices II-IV. Further information concerning Large Cap Fund can also be found in the PBHG Funds prospectuses. The cover page describes how you may obtain further information.

                                  RISK FACTORS

COMPARATIVE RISKS

         Focused Fund, a nondiversified fund, seeks to provide investors with above-average total returns over a 3 to 5 year market cycle. Large Cap Fund seeks to provide investors with long-term growth of capital and income, with current income as a secondary objective. Focused Fund seeks to achieve its investment objective by, under normal market conditions, investing at least 80% of its total assets in equity securities, such as common stocks, of small, medium or large capitalization companies. Large Cap Fund seeks to achieve its investment objective by, under normal market conditions, investing at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion.

         The equity securities in both funds are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price to earnings ratios, dividend income potential and earnings power. In this regard, the risks of investing in the funds are similar.

         However, Focused Fund is a nondiversified fund, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund such as Large Cap Fund. As a result, the price change of a single security may have a greater impact on Focused Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. Focused Fund may also invest in equity securities of small or medium capitalization companies. The risks are greater for companies with smaller market capitalizations, because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. Accordingly, Focused Fund may be more volatile than Large Cap Fund.

RISKS ASSOCIATED WITH FOCUSED FUND

         The fund is nondiversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As result, the price change of a single security has a greater impact on Focused Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

         The value of your investment in Focused Fund may go down, which means you could lose money.

         The price of the securities in the fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

         In addition, the fund may emphasize small, medium or large-sized companies. An investment in smaller and medium-sized companies is likely to make the fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the fund may also emphasize large company securities which may limit some of the risks associated with investing, because large company securities tend to be less volatile than smaller company securities.

         Although the fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         Your investment in Focused Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other governmental agency.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

         The investment objectives of Focused Fund and Large Cap Fund are different. Focused Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle. Large Cap Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

INVESTMENT POLICIES

         A description of the investment policies of each of Focused Fund and Large Cap Fund is provided below.

         FOCUSED FUND

         Under normal market conditions, the fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this fund. The fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

         LARGE CAP FUND

         Under normal market conditions, the fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those on which Liberty Ridge Capital intends to focus the fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this fund. The fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

         FOCUSED FUND MANAGEMENT

         Jerome J. Heppelmann, CFA, has managed Focused Fund since 1999. Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice President of Marketing/Client Services and since 1997 has been a member of Liberty Ridge Capital's investment team. Prior to joining Liberty Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

INVESTMENT RESTRICTIONS

         Large Cap Fund is a diversified fund and as such may not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. Focused Fund is a non-diversified fund and is therefore not subject to this limitation. Otherwise, Large Cap Fund and Focused Fund are subject to the same investment restrictions, as each is a separate series of PBHG Funds.

                              FINANCIAL HIGHLIGHTS

         Shown below are the financial highlights for PBHG Class, Class A and Class C shares of Focused Fund for the fiscal years ended March 31, 2000-2004 audited by PricewaterhouseCoopers LLP and for the unaudited six-month period ended September 30, 2004. Focused Fund has authorized the issuance of Advisor Class shares, but has not yet issued any such shares. The "Report of Independent Registered Public Accounting Firm" and financial statements are included in Focused Fund's annual report to shareholders for the fiscal year ended March 31, 2004. Focused Fund's annual report to shareholders dated March 31, 2004 and its semi-annual report to shareholders dated September 30, 2004, which contains additional unaudited financial information, are available without charge upon request made to PBHG Funds at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.
                                       14

                         FOCUSED FUND PBHG CLASS SHARES


                                         SIX MONTHS
                                           ENDED
                                       SEPTEMBER 30,
                                           2004
                                       (UNAUDITED)(1)(2)                          YEAR ENDED MARCH 31,
                                       ----------------   -----------------------------------------------------------------
                                                           2004(1)       2003(1)      2002(1)      2001(1)            2000
                                                          --------       -------      -------      -------           ------
Net asset value, beginning of
  period.............................        $17.19        $12.01        $16.20       $17.41       $18.51           $10.46
                                             ------        ------        ------       ------       ------           ------
Income from investment operations:
  Net investment loss................         (0.05)(1)     (0.02)(1)     (0.02)        0.04)(1)     0.07(1)         (0.01)(1)
  Net gains (losses) on securities
    (both realized and unrealized)...         (0.35)         5.20         (4.17)       (1.03)       (0.74)            8.93
                                             ------        ------        ------       ------       ------           ------
         Total from investment
           operations................         (0.40)         5.18         (4.19)       (1.07)       (0.67)            8.92
                                             ------        ------        ------       ------       ------           ------
Less distributions:
  Distributions from net investment
    income...........................            --            --            --        (0.06)          --               --
                                             ------        ------        ------       ------       ------           ------
  Distributions from capital
    gains............................            --            --            --        (0.08)       (0.43)           (0.87)
                                             ------        ------        ------       ------       ------           ------
         Total distributions.........            --            --            --        (0.14)       (0.43)           (0.87)
                                             ------        ------        ------       ------       ------           ------
         Net asset value, end
           of period.................         16.79         17.19         12.01        16.20        17.41            18.51
                                             ------        ------        ------       ------       ------           ------
Total return.........................         (2.33)%       43.13%       (25.86)%      (6.18)%      (3.59)%          89.17%
                                             ------        ------        ------       ------       ------           ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted).........................       $19,976         6,574        23,293      $34,675      $58,724          $22,556
                                             ------        ------        ------       ------       ------           ------
  Ratio of expenses to average net
    assets (including expense
      reduction).....................          1.50%         1.50%         1.50%        1.37%        1.34%            1.50%
Ratio of net investment income (loss)
     to average net assets...........         (0.59)%       (0.15)%         (0.23)%        (0.24)%    (0.37)%       (0.10)%
Ratio of expenses to average net
     assets (excluding waivers and
     expense% reduction) ............          1.72%         1.54%         1.50%        1.37%        1.34%            1.55
Ratio of net investment income (loss)
    to average net assets (excluding
    waivers and expense reduction)...         (0.81%)       (0.19)%       (0.23)%      (0.25)%       0.37%           (0.15)%
                                             ------        ------        ------       ------       ------           ------
  Portfolio turnover rate............        114.33%       240.63%        281.70%     433.98%      404.36%          853.36%

------------------------------
      (1) Per share calculations were performed using average shares for the period.
      (2)  Total return and portfolio turnover have not been annualized.
           All other ratios have been annualized.

                         FOCUSED FUND CLASS A SHARES(3)

                                          SIX MONTHS
                                             ENDED           SEPTEMBER 30, 2003
                                         SEPTEMBER 30,             THROUGH
                                             2004                  MARCH 31,
                                        (UNAUDITED)(1)(2)         2004(1)(2)(3)
                                        ----------------    ------------------
Net asset value, beginning of
  period..............................       $17.17               $14.79
                                             ------               ------
Income from investment operations:
  Net investment loss.................        (0.07)(1)            (0.03)(1)

  Net gains (losses) on securities
    (both realized and unrealized)            (0.35)                2.41
                                                               ------
      Total from investment
        operations....................        (0.42)                2.38
                                                               ------
Less distributions:
  Distributions from net investment
    income............................           --                   --
                                             ------               ------
  Distributions from capital
    gains.............................           --                   --
                                             ------               ------
      Total distributions.............        --                   --
                                             ------               ------
      Net asset value, end of period          16.75                17.17
                                             ------               ------

Total return..........................        (2.45)%              16.09%
                                            -------               ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)..........................          $57                  $58
                                            -------               ------
  Ratio of expenses to average net
    assets (including expense
    reduction)........................         1.75%                1.77%
Ratio of net investment income (loss)
  to average net assets..........             (0.82)%              (0.36)%
Ratio of expenses to average net
    assets (excluding waivers and
       expense reduction) ............         1.97%                1.85%
Ratio of net investment income
    (loss) to average net assets
    (excluding waivers and expense
    reduction)........................        (1.04)%              (0.44)%
                                          ---------              -------
  Portfolio turnover rate.......             114.33%              240.63%

------------------------------
    (1) Per share calculations were performed using average shares for the period.
    (2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.
    (3)  Class A shares commenced operation on September 30, 2003.

                         FOCUSED FUND CLASS C SHARES(3)

                                          SIX MONTHS
                                             ENDED           SEPTEMBER 30, 2003
                                         SEPTEMBER 30,             THROUGH
                                             2004                  MARCH 31,
                                        (UNAUDITED)(1)(2)         2004(1)(2)(3)
                                        ----------------    ------------------
Net asset value, beginning of
  period..............................       $17.10               $14.79
                                          ---------              -------
Income from investment operations:
  Net investment loss.................        (0.13)(1)            (0.09)(1)
  Net gains (losses) on securities
     (both realized and unrealized)...        (0.34)                2.40
                                                                 -------
         Total from investment
           operations.................        (0.47)                2.31
                                                                 -------
Less distributions:
  Distributions from net investment
     income...........................           --                   --
                                          ---------              -------
  Distributions from capital
    gains.............................           --                   --
                                          ---------              -------
         Total distributions..........        --                   --
                                          ---------              -------
         Net asset value, end of
           period.....................        16.63                17.10
                                          ---------              -------
Total return..........................        (2.75)%              15.62%
                                          ---------              -------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)..........................          $56                  $58
                                          ---------              -------
  Ratio of expenses to average net
    assets (including expense
      reduction)......................         2.50%                2.52%
Ratio of net investment income
(loss) to average net assets..........        (1.58)%              (1.11)%
Ratio of expenses to average net
assets(excluding waivers and expense
       reduction) ....................         2.72%                2.60%
Ratio of net investment income
(loss) to average net assets
(excluding waivers and expense
  reduction)..........................        (1.80)%               (1.19)%
                                          ---------              -------
  Portfolio turnover rate.............       114.33%              240.63%

------------------------------
(1)  Per share calculations were performed using average shares for the period.
(2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.
(3)  Class C shares commenced operation on September 30, 2003.

             ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION


         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Pursuant to the Plan of Reorganization the issued and outstanding PBHG Class, Advisor Class, Class A and Class C shares of Large Cap Fund will become PBHG Class, Advisor Class, Class A and Class C shares of Focused Fund. This means that PBHG Class, Advisor Class, Class A and Class C shares of Large Cap Fund will be changed into PBHG Class, Advisor Class, Class A and Class C shares, respectively, of Focused Fund having an aggregate net asset value equal to the net asset value of Large Cap Fund immediately prior to the Reorganization. To complete the reclassification, PBHG Funds will credit shares of Focused Fund to Large Cap Fund's shareholders. The value of each Large Cap Fund shareholder's account with Focused Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Large Cap Fund immediately prior to the Reorganization. Shareholders will not pay any sales charge in connection with the Reorganization.

         All of the assets and liabilities of Large Cap Fund will become assets and liabilities of Focused Fund.

         Each share of Focused Fund entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder, to participate equally in dividends and distributions declared by the Board of Trustees with respect to a class of shares of Focused Fund and, upon liquidation of Focused Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of Focused Fund have proportionately the same rights, including voting rights as are provided for full shares.

         Consummation of the Reorganization is expected to occur on Aprill 22, 2005, at 4:30 p.m. Eastern Standard Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on that day.


BOARD CONSIDERATIONS

         The Board of Trustees of PBHG Funds determined that the proposed Reorganization of Large Cap Fund with Focused Fund is in the best interests of the shareholders of Large Cap Fund and Focused Fund, and recommended approval of the Plan of Reorganization by Large Cap Fund shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

         At a meeting of the Board of Trustees held on December 8, 2004, Liberty Ridge Capital proposed that the Board of Trustees approve the proposed Reorganization of Large Cap Fund. The Trustees received from Liberty Ridge Capital written materials that described the structure and tax consequences of the proposed Reorganization and contained information concerning Large Cap Fund and Focused Fund, including portfolio management staffing, comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         Over the last several months, Liberty Ridge Capital has undertaken a review of the PBHG Funds and concluded that the investment management of a number of PBHG Funds needed to be strengthened, that their investment policies, objectives and strategies needed to be more focused, and that the multiple investment funds overlapping in objectives and distribution presented unnecessarily duplicative and confusing alternatives to current fund shareholders and future investors. As a result of Liberty Ridge Capital's review, the Board concluded that it is appropriate to consolidate certain funds with similar investment objectives and strategies. The Board considered that Large Cap Fund and Focused Fund have many of such overlapping issues, and combining the two funds should provide a more stable base of assets for investment management and distribution.

         In considering the proposed Reorganization, the Board of Trustees noted that while Large Cap Fund and Focused Fund have different investment objectives, both funds invest in equity securities that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratio, dividend income potential and earnings. The Board considered that Focused Fund may invest in small, medium and large capitalization companies and that combining the two funds may provide greater investment flexibility. In Liberty Ridge Capital's view, the combined fund, with Focused Fund as the surviving fund, should provide the best opportunity for investment management and for attracting additional assets in the future.

         Focused Fund's historical performance is better than that of Large Cap Fund. The Board of Trustees considered the following performance information for PBHG Class shares as of November 30, 2004:


                                                                             Since Focused
                Past 1       Past 2       Past 3     Past 4      Past 5           Fund's
                 Year        Years        Years       Years      Years     Inception (2/12/99)
                 ----        -----        -----       -----      -----     -------------------
Large Cap Fund    7.82%        8.80%       -2.58%      -1.05%      1.99%           4.57%
Focused Fund     17.20%       16.37%        1.98%       3.81%      8.94%          12.48%



         Liberty Ridge Capital advised the Board that Focused Fund's investment advisory fee is 0.20% greater than Large Cap Fund's investment advisory fee. Effective December 9, 2004, Liberty Ridge Capital permanently reduced the investment advisory fee applicable to Focused Fund from 0.85% to 0.65%. In addition, Liberty Ridge committed to waive fees or reimburse expenses so that the total annual operating expenses of the combined fund were lower than the current expenses of each fund. After the reduction in Focused Fund's investment advisory fee and after giving effect to fee waivers, the total annual operating expenses for each of PBHG Class, Advisor Class, Class A and Class C shares of

Focused Fund, after giving effect to the Reorganization, are expected to be lower than the corresponding class of shares of Large Cap Fund by 0.01%.

         The Board of Trustees further noted that the value of each shareholder's account with Focused Fund immediately after the Reorganization will be the same as the value of that shareholder's account with Large Cap Fund immediately prior to the Reorganization, meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Focused Fund acquired by the shareholders of Large Cap Fund in connection with the Reorganization. The Board also noted that Liberty Ridge Capital has agreed to reimburse Large Cap Fund and Focused Fund for costs and expenses they incur in connection with the Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the Plan of Reorganization. The Board of Trustees noted that Large Cap Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Large Cap Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganization will not dilute the interests of Large Cap Fund or Focused Fund shareholders and is in the best interests of shareholders of Large Cap Fund and Focused Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the Plan of Reorganization by the shareholders at the Special Meeting.

OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

     o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;

     o The Plan of Reorganization and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by Large Cap Fund shareholders present at the Special Meeting;

     o The net assets of Large Cap Fund to be acquired by Focused Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Large Cap Fund immediately prior to the reclassification;

     o The dividend or dividends as described in the Plan of Reorganization shall have been declared;

     o PBHG Funds shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of Large Cap Fund will recognize no gain or loss to the extent that they receive shares of Focused Fund in exchange for their shares of Large Cap Fund in accordance with the Plan of Reorganization; and

     o PBHG Funds shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to PBHG Funds, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of Large Cap Fund.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o No gain or loss will be recognized by Large Cap Fund upon the reclassification of its assets to Focused Fund;

     o No gain or loss will be recognized by any shareholder of Large Cap Fund upon the exchange of shares of Large Cap Fund solely for shares of Focused Fund;

     o The tax basis of the shares of Focused Fund to be received by a shareholder of Large Cap Fund will be the same as the tax basis of the shares of Large Cap Fund surrendered in exchange therefor;

     o The holding period of the shares of Focused Fund to be received by a shareholder of Large Cap Fund will include the holding period for which such shareholder held the shares of Large Cap Fund exchanged therefor, provided that such shares of Large Cap Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

     o No gain or loss will be recognized by Focused Fund upon the issuance of its shares as consideration for the reclassification of the assets of Large Cap Fund as part of the assets of Focused Fund;

     o The tax basis of the assets of Large Cap Fund in the hands of Focused Fund will be the same as the tax basis of such assets in the hands of Large Cap Fund immediately prior to the Reorganization;

     o The holding period of the assets of Large Cap Fund to be received by Focused Fund will include the holding period of such assets in the hands of Large Cap Fund immediately prior to the Reorganization; and

     o Pursuant to Sections 381(a) and (b) of the Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of Large Cap Fund will end on the date the Reorganization is consummated and Focused Fund will succeed to and take into account the items of Large Cap Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

         PBHG Funds has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to closing, BSA&I will render a favorable opinion to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by PBHG Funds upon which BSA&I will rely in rendering its opinion. The conclusions reached in BSA&I's opinion could be jeopardized if the representations of PBHG Funds are incorrect in any material respect.

CAPITAL LOSS CARRYFORWARD

         Large Cap Fund has capital loss carryforwards available to offset future capital gains of approximately $119,533,601 as of March 31, 2004. Absent realized capital gain net income, approximately $20,037,838 and $99,495,763 of these capital loss carryforwards will expire in the fiscal years ending March 31, 2010 and 2011, respectively. Under Section 381 of the Code, Focused Fund will succeed to the capital loss carryforwards of Large Cap Fund if, as described above, the transfer of the assets of Large Cap Fund to Focused Fund qualifies as a "reorganization" under Section 368(a) of the Code. No additional limitation will be imposed on the utilization of these capital loss carryforwards by Focused Fund if the Reorganization is consummated.

         Focused Fund had capital loss carryforwards available to offset future capital gains of approximately $4,573 as of March 31, 2004. Absent realized capital gain net income, approximately $4,573 of these capital loss carryforwards will expire in the fiscal year ending March 31, 2011. Focused Fund will be able to utilize all such capital loss carryforwards prior to their expiration if the Reorganization is consummated.

         THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF LARGE CAP FUND. LARGE CAP FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                                 CAPITALIZATION

         The following table sets forth as of September 30, 2004, (i) the capitalization of Focused Fund PBHG Class shares, (ii) the capitalization of Large Cap Fund PBHG Class shares and (iii) the pro forma capitalization of

Focused Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:


                                                                                            FOCUSED FUND
                                         FOCUSED FUND             LARGE CAP FUND             PBHG CLASS
                                      PBHG CLASS SHARES         PBHG CLASS SHARES            PRO FORMA
                                      -----------------         -----------------           -------------
Net Assets                                $19,976,588               $157,046,732              $177,023,320
Shares Outstanding                        $ 1,189,783               $ 13,355,977              $ 10,543,378
Net Asset Value Per Shares                $     16.79               $      11.76              $      16.79

         The following table sets forth as of September 30 , 2004, (i) the capitalization of Focused Fund Advisor Class shares, (ii) the capitalization of Large Cap Fund Advisor Class shares and (iii) the pro forma capitalization of Focused Fund Advisor Class shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                                            FOCUSED FUND
                                         FOCUSED FUND             LARGE CAP FUND           ADVISOR CLASS
                                     ADVISOR CLASS SHARES      ADVISOR CLASS SHARES          PRO FORMA
                                     -------------------       --------------------        --------------
Net Assets                                $ N/A                     $501,243                   $501,243
Shares Outstanding                        $ N/A                     $ 42,822                   $ 42,822
Net Asset Value Per Shares                $ N/A                     $  11.71                   $  11.71

         The following table sets forth as of September 30, 2004, (i) the capitalization of Focused Fund Class A shares, (ii) the capitalization of Large Cap Fund Class A shares and (iii) the pro forma capitalization of Focused Fund Class A shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                    LARGE CAP               FOCUSED FUND
                                         FOCUSED FUND              GROWTH FUND                CLASS A
                                        CLASS A SHARES            CLASS A SHARES             PRO FORMA
                                        --------------            --------------            -------------
Net Assets                                $56,631                   $53,619                    $110,250
Shares Outstanding                        $ 3,381                   $ 4,605                    $  6,582
Net Asset Value Per Shares                $ 16.75                   $ 11.74                    $  16.75

         The following table sets forth as of September 30, 2004, (i) the capitalization of Focused Fund Class C shares, (ii) the capitalization of Large Cap Fund Class C shares and (iii) the pro forma capitalization of Focused Fund Class C shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                    LARGE CAP               FOCUSED FUND
                                         FOCUSED FUND              GROWTH FUND                CLASS C
                                        CLASS C SHARES            CLASS C SHARES             PRO FORMA
                                        --------------            --------------            -------------
Net Assets                                $56,206                   $53,217                    $109,423
Shares Outstanding                        $ 3,381                   $ 4,562                    $  6,580
Net Asset Value Per Shares                $ 16.63                   $ 11.67                    $  16.63

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         Liberty Ridge Capital will continue to serve as investment adviser to Focused Fund pursuant to an investment advisory agreement. Pursuant to the investment advisory agreement, Liberty Ridge Capital will provide a program of continuous investment management for Focused Fund, and make investment decisions and place orders to purchase and sell securities for Focused Fund in accordance with its investment objective, policies and limitations. For its services, Liberty Ridge Capital is entitled to an annual management fee in the amount of 0.65% of the fund's average daily net assets, effective December 9, 2004.

                             RIGHTS OF SHAREHOLDERS

         Large Cap Fund and Focused Fund are each separate series of shares of beneficial interest of PBHG Funds, a Delaware statutory trust. Since both funds are part of the same entity, there are no differences in shareholder's rights.

                           OWNERSHIP OF LARGE CAP FUND
                             AND FOCUSED FUND SHARES

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of January __, 2005, to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Large Cap Fund:

                                 LARGE CAP FUND

                                                                       PERCENT
                                                NUMBER OF               RECORD
NAME AND ADDRESS                              SHARES OWNED            OWNERSHIP*



----------------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of January __, 2005 to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Focused Fund:

                                  FOCUSED FUND

                                                                       PERCENT
                                                NUMBER OF               RECORD
NAME AND ADDRESS                              SHARES OWNED            OWNERSHIP*


----------------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

OWNERSHIP OF TRUSTEE AND OFFICERS

         To the best of PBHG Funds' knowledge, the beneficial ownership of shares of Focused Fund or of Large Cap Fund by PBHG Funds' trustees and officers as a group constituted less than 1% of the outstanding shares of each such fund as of the date of this Proxy Statement/Prospectus.

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of Focused Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current prospectus and statement of additional information relating to both Large Cap Fund and Focused Fund is Registration No. 2-99810.

         PBHG Funds is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to Focused Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds and other registrants that file electronically with the SEC.

                    ADDITIONAL INFORMATION ABOUT FOCUSED FUND

         For more information with respect to PBHG Funds and Focused Fund concerning the following topics, please refer to the current prospectuses of Focused Fund included as Appendix II as indicated: (i) see the discussion "Performance Information" and "Fees and Expenses" and "Example" for further information regarding Focused Fund performance and expenses; (ii) see the discussion "The Investment Adviser" for further information regarding management of Focused Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                                   SCHEDULE A

                        SECURITY OWNERSHIP OF MANAGEMENT

         To the best knowledge of PBHG Funds, the following table sets forth certain information regarding the ownership, as of January __, 2005, of shares of beneficial interest of each class of Focused Fund and Large Cap Fund by the Trustees, nominees, and current executive officers of PBHG Funds. No information is given if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of January __, 2005.

                                                  NUMBER OF SHARES
                                     FUND AND      OF THE FUNDS       PERCENT OF
    NAME OF TRUSTEE/NOMINEE/OFFICER    CLASS     OWNED BENEFICIALLY     CLASS*
    -------------------------------  --------    ------------------     -----
Leigh A. Wilson..................
John R. Bartholdson..............
Jettie M. Edwards................
Albert A. Miller.................
David J. Bullock.................
Lee T. Cummings..................
Edward J. Veilleux...............
Jon M. Zerr......................
Robert E. Putney, III............
Brian C. Dillon..................
Stephen F. Panner................
William P. Schanne...............
All Trustees, nominees, and
current executive officers
as a group.......................

--------------
*   To the best knowledge of PBHG Funds, the ownership of shares of Focused
    Fund and Large Cap Fund by Trustees, nominees and current executive officers of PBHG Funds as a group constituted less than 1% of each class of such fund as of January __, 2005.

                                   SCHEDULE B

                        TRUSTEE OWNERSHIP OF FUND SHARES

         The table below provides the dollar range of shares of Large Cap Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of January __, 2005.

--------------------------------------------------------------------------------
NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE
                          SECURITIES IN THE FUNDS        OF EQUITY SECURITIES IN
                                                         ALL REGISTERED
                                                         INVESTMENT COMPANIES IN
                                                         THE PBHG FAMILY COMPLEX
                                                         OVERSEEN BY TRUSTEES
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Leigh A. Wilson
--------------------------------------------------------------------------------
John R. Bartholdson
--------------------------------------------------------------------------------
Jettie M. Edwards
--------------------------------------------------------------------------------
Albert A. Miller
--------------------------------------------------------------------------------

APPENDIX I


                             PLAN OF REORGANIZATION
                                       for
                               PBHG LARGE CAP FUND
                           an Investment Portfolio of
                                   PBHG Funds

         This Plan of Reorganization provides for the reorganization of PBHG Large Cap Fund (the "Large Cap Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Focused Fund (the "Focused Fund"), also an investment portfolio of the Trust. The Focused Fund is sometimes referred to herein as the "Surviving Fund," and the Large Cap Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of Class A, Class C and PBHG Class shares;

         WHEREAS, the Focused Fund has outstanding Class A, Class C , and PBHG Class shares and the Large Cap Fund has outstanding Class A, Class C, PBHG Class and Advisor Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the Large Cap Fund as shares of the Focused Fund in the manner described below.

         NOW, THEREFORE, the Large Cap Fund shall be reorganized into the Focused Fund on the following terms and conditions.

         1. Plan of Reorganization.

            (a) Reclassification of Shares. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class, Advisor Class, Class A and Class C shares of the Large Cap Fund shall be reclassified and changed into and become PBHG Class, Advisor Class, Class A and Class C shares, respectively, of the Focused Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class, Advisor Class, Class A and Class C shares of the Focused Fund.

         The stock transfer books of the Large Cap Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the Large Cap Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Large Cap Fund shall be deemed to be redemption requests for the Focused Fund shares into which such Large Cap Fund shares were reclassified under this Plan of Reorganization.

            (b) Attribution of Assets and Liabilities. At the Effective Time described in Section 3 below, the proportionate undivided interest in the assets and liabilities of the Large Cap Fund attributable to its PBHG Class, Advisor Class, Class A and Class C shares shall become a part of the proportionate undivided interest in the assets and liabilities of the Focused Fund attributable to its PBHG Class, Advisor Class, Class A and Class C shares, respectively, and any expenses, costs, charges and reserves allocated to the PBHG Class, Advisor Class, Class A and Class C shares, respectively, of the Large Cap Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class, Advisor Class, Class A and Class C shares of the Focused Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Focused Fund the attribution of the assets of the Large Cap Fund in the manner described above.

         (c) Beneficial Owner Accounts. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class, Advisor Class, Class A and Class C shares, respectively, of the Large Cap Fund will receive that number of PBHG Class, Advisor Class, Class A and Class C shares of the Focused Fund having an aggregate net asset value equal to the aggregate net asset value of the PBHG Class, Advisor Class, Class A and Class C shares, respectively, of the Large Cap Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Focused Fund in the name of each beneficial owner of record of the Large Cap Fund to which will be credited the respective number of shares of the Focused Fund due such beneficial owner. Fractional shares of the Focused Fund will be carried to the third decimal place. Certificates representing shares of the Focused Fund will not be issued. The net asset value of the shares of the Large Cap Fund and the net value of the assets of the Focused Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         2. Termination of Reclassified Fund. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees hereby authorizes the officers of the Trust to amend Schedule A to the Trust's Agreement and Declaration of Trust and to take any other necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         3. Effective Time of the Reorganization. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on March 9, 2005, at 4:30 p.m. Eastern Standard Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. Approval of Beneficial Owners. A meeting of the holders of the Large Cap Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. Conditions Precedent. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

            (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

            (b) This Plan of Reorganization shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

            (c) The assets of the Large Cap Fund to be acquired by the Focused Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Large Cap Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

            (d) The dividend described in the last sentence of paragraph 6(a)(i) shall have been declared.

            (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

            (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

         6. Large Cap Fund and Focused Fund Tax Matters.

            (a) Large Cap Fund.

                (i) The Large Cap Fund has elected to be a regulated investment company under Subchapter M of the Code. The Large Cap Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. The Large Cap Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the Large Cap Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Large Cap Fund arising by reason of undistributed investment company taxable income or net capital gain, the Large Cap Fund will declare on or prior to the Effective Time to the beneficial owners of the Large Cap Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Large Cap Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2004 and for the short taxable year beginning on April 1, 2004 and ending at the Effective Time and (B) all of the Large Cap Fund's net capital gain for the taxable year ended March 31, 2004 and for such short taxable year.

                (ii) The Large Cap Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Large Cap Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Large Cap Fund.

            (b) Focused Fund.

                (i) The Focused Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Focused Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Focused Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                (ii) The Focused Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Focused Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Focused Fund.

         7. Termination. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. Further Assurances. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. Expenses. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on December 8, 2004.

                                                                    APPENDIX II


[LOGO]                        PBHG FUNDS PROSPECTUS
                                JANUARY 14, 2005


                               (PBHG CLASS SHARES)


Growth Funds
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund


Blend Funds
Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

Value Funds
Clipper Focus Fund
TS&W Small Cap Value Fund

Specialty Funds
Heitman REIT Fund
PBHG Technology & Communications Fund

Fixed-Income Funds
Dwight Intermediate Fixed Income Fund
Dwight Short Term Fixed Income Fund

Money Market Fund
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


PBHG Pro -- 1/05

An Introduction to the PBHG Funds(R)and this Prospectus

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund).

INVESTMENT ADVISER


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") is the investment adviser for each Fund. Liberty Ridge Capital has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 94 of this Prospectus.


This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES                                                             PAGE


PBHG Emerging Growth Fund.................................................   3
PBHG Growth Fund..........................................................   8
PBHG Large Cap Growth Concentrated Fund
 (formerly known as PBHG Large Cap 20 Fund)..............................   13
PBHG Large Cap Growth Fund................................................  18
PBHG Select Growth Fund...................................................  23
PBHG Strategic Small Company Fund.........................................  28
Analytic Disciplined Equity Fund
 (formerly known as PBHG Disciplined Equity Fund) ........................  33
PBHG Focused Fund.........................................................  38
PBHG Large Cap Fund.......................................................  43
PBHG Mid-Cap Fund.........................................................  48
PBHG Small Cap Fund.......................................................  53
Clipper Focus Fund
 (formerly known as PBHG Clipper Focus Fund)..............................  58
TS&W Small Cap Value Fund
 (formerly known as PBHG Small Cap Value Fund)............................  63
Heitman REIT Fund
  (formerly known as PBHG REIT Fund)......................................  69
PBHG Technology & Communications Fund.....................................  75
Dwight Intermediate Fixed Income Fund
 (formerly known as PBHG Intermediate Fixed Income Fund)..................  81
Dwight Short Term Fixed Income Fund
 (formerly known as PBHG IRA Capital Preservation Fund....................  86
PBHG Cash Reserves Fund...................................................  92
Related Performance Information for Dwight................................  96
More About the Funds
    Our Investment Strategies.............................................  97
    Risks and Returns..................................................... 104
The Investment Adviser & Sub-Advisers
The Investment Adviser
    Liberty Ridge Capital, Inc............................................ 116
The Sub-Advisers.......................................................... 118
   Pacific Financial Research, Inc.
   Analytic Investors, Inc.
   Heitman Real Estate Securities LLC
   Dwight Asset Management Company
   Wellington Management Company, LLP
   Thompson, Siegel & Walmsley, Inc
The Portfolio Managers.................................................... 120
Your Investment
Policy Regarding Excessive or Short-Term Trading.......................... 123
Valuing Portfolio Securities.............................................. 126
Pricing Fund Shares-Net Asset Value (NAV)................................. 126
Buying Shares............................................................. 127
Selling Shares............................................................ 128
General Policies.......................................................... 129
Distribution and taxes.................................................... 133
Revenue Sharing............................................................134
Financial Highlights...................................................... 136

PBHG EMERGING GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Emerging Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.


For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1995     48.45%
   1996     17.08%
   1997     -3.67%
   1998      3.00%
   1999     48.34%
   2000    -25.22%
   2001    -32.56%
   2002    -47.60%
   2003     56.62%
   2004      0.68%


BEST QUARTER:            Q4 1999          45.85%
WORST QUARTER:           Q3 2001         -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                               Past         Past          Past
                                              1 Year      5 Years       10 Years
Emerging Growth Fund --
         PBHG Class
         Before Taxes                          0.68%      -16.06%         0.64%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions          0.68%      -16.44%         0.07%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*              0.45%      -12.85%         0.44%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             14.31%       -3.57%         7.12%



* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.54% (2)(3)
Total Annual Operating Expenses                                   1.39% (2)(3)

    *Expense information in the table has been restated to reflect current fees.

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

    (3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.41%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $142        $288        $440         $597         $761



                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $929        $1,105      $1,286       $1,474        $1,669



Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.61%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.57%
------------ --------------------- -----------------------

PBHG GROWTH FUND

GOAL
The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of September 30, 2004, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $1 billion and $11 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1995        50.35%
   1996         9.82%
   1997        -3.35%
   1998         0.59%
   1999        92.45%
   2000       -22.99%
   2001       -34.53%
   2002       -30.35%
   2003        25.60%
   2004         7.69%


BEST QUARTER:             Q4 1999          64.55%
WORST QUARTER:            Q4 2000         -32.58%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past    Past        Past
                                           1 Year  5 Years    10 Years
Growth Fund --
         PBHG Class
         Before Taxes                       7.69%  -13.84%     3.91%
Growth Fund--
         PBHG Class
         After Taxes on Distributions       7.69%  -14.41%     3.48%
Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*           5.00%  -11.09%     3.47%
Russell Midcap(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          15.48%   -3.36     11.23%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          14.31%   -3.57%     7.12%


NOTE: THE INCEPTION DATE OF THE PBHG CLASS OF THE GROWTH FUND WAS
      DECEMBER 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                   0.51% (2) (3)
Total Annual Operating Expenses                                  1.36% (2) (3)

    *Expense information in the table has been restated to reflect current fees.

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

    (3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.54% and 1.39%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $138        $282        $431         $585         $745

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $910        $1,082      $1,260       $1,444        $1,635


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.41%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.37%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.44%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.96%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.98%
------------ --------------------- -----------------------

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(formerly known as PBHG Large Cap 20 Fund)


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money. The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        32.96%
   1998        67.83%
   1999       102.94%
   2000       -22.08%
   2001       -35.36%
   2002       -31.43%
   2003        32.95%
   2004         7.41%


BEST QUARTER:             Q4 1999          75.65%
WORST QUARTER:            Q4 2000         -33.11%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years      (11/29/96)
Large Cap Growth Concentrated Fund* --
         PBHG Class
         Before Taxes                       7.41%    -13.18%        10.23%
Large Cap Growth Concentrated Fund*--
         PBHG Class
         After Taxes on Distributions       7.41%    -13.94%         9.11%
Large Cap Growth Concentrated Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares***          4.81%   -10.85%         8.90%
Russell 1000(R) Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           6.30%     -9.29%         4.71%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          10.88%     -2.30%         7.62%

 * Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

** The since inception returns for the Russell 1000(R) Growth Index and the S&P
   500 Index were calculated as of November 30, 1996.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)            2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.85%
Distribution and/or Service (12b-1) Fees                   Not Applicable
Other Expenses                                               0.59% (3) (4)
Total Annual Operating Expenses                              1.44% (2) (3) (4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.47%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $147        $298        $456         $618         $787

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $961        $1,142      $1,329       $1,523       $1,724


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.02%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.88%
------------ --------------------- -----------------------

PBHG LARGE CAP GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        23.40%
   1997        22.36%
   1998        30.42%
   1999        67.06%
   2000        -0.18%
   2001       -28.52%
   2002       -28.80%
   2003        30.25%
   2004         8.76%



BEST QUARTER:             Q4 1999          59.55%
WORST QUARTER:            Q4 2000         -22.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                           Past        Past       Inception
                                          1 Year      5 Years     (4/5/95)
Large Cap Growth Fund --
         PBHG Class
         Before Taxes                      8.76%      -6.37%       12.58%
Large Cap Growth Fund--
         PBHG  Class
         After Taxes on Distributions      8.76%      -6.76%       11.47%
Large Cap Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares **        5.69%      -5.47%       10.91%
Russell 1000(R)Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          6.30%      -9.29%        8.82%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         10.88%      -2.30%       11.32%


* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.75%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.57% (2)(3)
Total Annual Operating Expenses                                   1.32% (2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.60% and 1.35%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $134        $274        $418         $568         $723

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $885        $1,051      $1,225       $1,404       $1,590



Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.21%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.44%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.53%
------------ --------------------- -----------------------

PBHG SELECT GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap Concentrated Fund (formerly known as PBHG Large Cap 20 Fund), a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Select Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        27.99%
   1997         6.84%
   1998        19.02%
   1999       160.89%
   2000       -24.55%
   2001       -40.84%
   2002       -33.95%
   2003        30.23%
   2004         6.72%


BEST QUARTER:             Q4 1999          130.62%
WORST QUARTER:            Q4 2000          -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past       Past       Inception
                                             1 Year     5 Years      (4/5/95)


Select Growth Fund* --
         PBHG Class
         Before Taxes                         6.72%     -16.34%       10.97%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions         6.72%     -16.64%       10.29%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares***               4.37%     -13.08%        9.70%
Russell 3000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             6.93%      -8.87%        8.56%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%       11.32%


* Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

** The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.65% (2)(3)
Total Annual Operating Expenses                                   1.50% (2)(3)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses and Total Annual Operating Expenses were 0.68% and 1.53% respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $311        $474         $643         $818

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,000      $1,187      $1,382       $1,582       $1,791

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.87%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                18.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                22.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                31.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                36.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.06%
------------ --------------------- -----------------------

PBHG STRATEGIC SMALL COMPANY FUND

GOAL
The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deceleration in business momentum or a failure to achieve expected earnings or to invest in a company with many attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        25.67%
   1998         2.13%
   1999        51.79%
   2000        11.89%
   2001        -9.97%
   2002       -33.31%
   2003        47.21%
   2004        11.21%


BEST QUARTER:             Q4 1999          36.16%
WORST QUARTER:            Q3 1998         -23.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (12/31/96)
Strategic Small Company Fund --
         PBHG Class
         Before Taxes                        11.21%       1.92%        9.99%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions        11.21%       1.01%        8.47%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*             7.29%       1.19%        7.90%
Russell 2000(R)Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            18.33%       6.61%        8.99%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85% (4)
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.58% (3)(4)
Total Annual Operating Expenses                                 1.43% (2)(3)(4)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts, Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $543,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.


(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before those fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.60% and 1.60%, respectively.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time peSiods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $146        $296        $452         $614         $782

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $955        $1,135      $1,321       $1,513       $1,713

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.27%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.17%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.02%
------------ --------------------- -----------------------

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL
The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. The Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.


Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1995       35.34%
    1996       22.98%
    1997       29.83%
    1998       37.82%
    1999       20.06%
    2000       -9.33%
    2001       -6.22%
    2002      -25.47%
    2003       29.04%
    2004        9.24


BEST QUARTER:             Q4 1998          20.50%
WORST QUARTER:            Q3 2002         -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Analytic Disciplined Equity Fund* --
         PBHG Class
         Before Taxes                         9.24%       -2.23%       12.32%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions         8.97%       -2.46%       10.15%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                6.00%       -2.01%        9.55%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%       -2.30%       12.07%


*Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993. Prior to July 2004, the Analytic Disciplined Equity was named the PBHG Disciplined Equity Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES*

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)             2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.70%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                0.52% (3)(4)
Total Annual Operating Expenses                               1.22% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.55% and 1.25%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $124        $253        $387         $526         $670

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $820        $975        $1,136       $1,304       $1,477

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.70%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                16.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                29.66%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                34.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                39.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                44.92%
------------ --------------------- -----------------------

PBHG FOCUSED FUND

GOAL
The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   2000        24.81%
   2001         3.44%
   2002       -28.63%
   2003        33.36%
   2004        14.13%


BEST QUARTER:             Q1 2000          29.53%
WORST QUARTER:            Q3 2002         -18.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (2/12/99)
Focused Fund* --
         PBHG Class
         Before Taxes                        14.13%      7.00%        13.22%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions        14.13%      6.72%        12.48%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  9.18%      5.88%        11.13%
Russell 3000(R)Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            11.95%     -1.16%         1.67%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%     -2.30%         0.57%


* Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

** The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.65% (4)
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                   0.66% (3)(4)
Total Annual Operating Expenses                                  1.31% (2)(3)(4)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during fiscal year ended March 31, 2004.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.


(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.69% and 1.54%, respectively.



EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $133        $272        $415         $564         $718

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $878        $1,044      $1,216       $1,394       $1,579


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.48%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.86%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.87%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.67%
------------ --------------------- -----------------------

PBHG LARGE CAP FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Large Cap Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        25.62%
   1998        34.74%
   1999        11.06%
   2000        23.97%
   2001        -1.41%
   2002       -24.45%
   2003        19.12%
   2004         6.78%


BEST QUARTER:             Q4 1998          28.21%
WORST QUARTER:            Q3 2002         -21.27%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since
                                              Past         Past       Inception
                                             1 Year      5 Years      (12/31/96)
Large Cap Fund* --
         PBHG Class
         Before Taxes                         6.78%       3.27%        10.41%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions         6.40%       2.74%         7.70%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  4.40%       2.49%         7.37%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%         7.98%


* Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.65%
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.53% (3)(4)
Total Annual Operating Expenses                                 1.18% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.21%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $120        $245        $375         $509         $649

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $794        $945        $1,101       $1,263       $1,432

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                16.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                25.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                30.01%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                34.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                40.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                45.48%
------------ --------------------- -----------------------

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1998        27.84%
   1999        21.72%
   2000        26.17%
   2001         7.79%
   2002       -19.79%
   2003        34.53%
   2004        18.01%


BEST QUARTER:             Q4 1998          30.07%
WORST QUARTER:            Q3 2001         -18.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since
                                              Past        Past        Inception
                                             1 Year      5 Years      (4/30/97)
Mid-Cap Fund* --
         PBHG Class
         Before Taxes                        18.01%       11.61%       19.07%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions        15.94%       10.82%       15.35%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 13.04%        9.74%       14.41%
S&P MidCap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            16.48%        9.54%       14.46%


* Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                  0.50% (3)(4)
Total Annual Operating Expenses                                 1.35% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $137        $280        $428         $581         $739

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $904        $1,074      $1,251       $1,434       $1,624

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.08%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.12%
------------ --------------------- -----------------------

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1998         1.13%
   1999        18.63%
   2000        32.87%
   2001         4.93%
   2002       -31.98%
   2003        38.82%
   2004        15.60%


BEST QUARTER:             Q4 2001          25.70%
WORST QUARTER:            Q3 2002         -22.04%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years    (4/30/97)
Small Cap Fund* --
         PBHG Class
         Before Taxes                        15.60%       8.76%       13.58%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions        15.60%       8.40%       12.64%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 10.14%       7.37%       11.42%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            18.33%       6.61%       10.11%


* Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.53% (3)(4)

Total Annual Operating Expenses                                    1.53% (3)(4)
Fee Waiver and/or Expense Reimbursement                            0.03%
Net Expenses                                                       1.50% (2)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.56%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $314        $480         $653         $831

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,016      $1,207      $1,405       $1,609       $1,821

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.09%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.81%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                18.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                22.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.01%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                31.41%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                35.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                40.69%
------------ --------------------- -----------------------

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.


The Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.


MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1999       -1.88%
    2000       44.29%
    2001       11.93%
    2002      -10.46%
    2003       25.46%
    2004        6.82%


BEST QUARTER:             Q3 2000          20.56%
WORST QUARTER:            Q3 2002         -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                             Past        Past        Inception
                                            1 Year      5 Years      (9/10/98)
Clipper Focus Fund* --
         PBHG Class
         Before Taxes                         6.82%      14.15%       13.66%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions         6.40%      12.46%       12.15%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  4.62%      11.35%       11.10%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%        5.34%


* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                              PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.46% (3)(4)
Total Annual Operating Expenses                                 1.46% (3)(4)
Fee Waiver and/or Expense Reimbursement                         0.06%
Net Expenses                                                    1.40% (2)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the actual total fund operating expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.40%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004. Prior to December 9, 2004, Liberty Ridge Capital contractually agreed to waive management fees and reimburse certain expenses to ensure that the Fund's total annual operating expenses would not exceed 1.50%.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.49% and 1.49%, respectively.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $143        $296        $456         $621         $792

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $969        $1,152      $1,341       $1,538       $1,741


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.27%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.07%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.28%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.17%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                36.84%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.69%
------------ --------------------- -----------------------

TS&W SMALL CAP VALUE FUND
(FORMERLY KNOWN AS PBHG SMALL CAP VALUE)


Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund generally closed to new investors. After the Closing Day, only the following investments into the Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; (b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital and its affiliates; and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.


GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2004, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION


Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]*
   2001        17.63%
   2002        -0.86%
   2003        43.22%
   2004        30.60%


BEST QUARTER:             Q2 2003          18.82%
WORST QUARTER:            Q3 2002         -15.85%

* The returns shown are based on the historical performances of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class Shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                                           Past      Inception
                                                          1 Year     (7/31/00)
TS&W Small Cap Value Fund** --
         PBHG Class
         Before Taxes                                     30.60%       23.93%
TS&W Small Cap Value Fund**/*** --
         PBHG Class
         After Taxes on Distributions                       N/A         N/A
TS&W Small Cap Value Fund**/*** --
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                N/A         N/A
Russell 2000 Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         22.25%       17.29%


** Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.


*** Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total return of the PBHG Class before taxes from its inception date (July 25, 2003) to December 31, 2004 was 38.63%. The average annual total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to December 31, 2004 were 38.14% and 32.99%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.71% (3)(4)
Total Annual Operating Expenses                                    1.71% (3)(4)

Fee Waiver and/or Expense Reimbursement                            0.21%
Net Expenses                                                       1.50% (2)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.73% and 1.73%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $333        $518         $710         $909

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,113      $1,325      $1,543       $1,769       $2,002

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.91%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                17.81%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                21.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                25.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                29.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                34.09%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                38.50%
------------ --------------------- -----------------------

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.


The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-50 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.


MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION


Prior to December 14, 2001, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1995       10.87%
    1996       38.06%
    1997       21.12%
    1998      -15.12%
    1999       -1.16%
    2000       24.90%
    2001       10.41%
    2002        2.60%
    2003       36.24%
    2004       34.96%


BEST QUARTER:             Q4 1996          19.39%
WORST QUARTER:            Q3 2002         -11.00%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Heitman REIT Fund* --
         PBHG Class
         Before Taxes                        34.96%       21.07%      15.00%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions        31.73%       17.58%      11.83%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             23.67%       16.31%      11.27%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%       -2.30%      12.07%
Dow Jones Wilshire Real Estate Securities Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            35.57%       22.46%      15.16%


* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)              2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                 0.43% (3)(4)
Total Annual Operating Expenses                                1.28% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.31%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $130        $266        $406         $551         $702

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $859        $1,021      $1,189       $1,364       $1,545


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.72%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.58%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.58%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.04%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                29.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                44.09%
------------ --------------------- -----------------------

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for break through products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        54.42%
   1997         3.32%
   1998        26.00%
   1999       243.89%
   2000       -43.69%
   2001       -52.38%
   2002       -54.48%
   2003        44.91%
   2004         5.18%


BEST QUARTER:             Q4 1999          111.54%
WORST QUARTER:            Q4 2000          -50.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (9/29/95)
Technology & Communications Fund --
         PBHG Class
         Before Taxes                         5.18%      -28.56%       4.42%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions         5.18%      -29.14%       3.31%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                3.37%      -20.93%       3.83%
PSE Technology Index(R)*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            12.09%       -4.09%      15.92%


* The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.79% (2)(3)
Total Annual Operating Expenses                                    1.64% (2)(3)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.82% and 1.67%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $167        $339        $517         $701         $892

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,088      $1,292      $1,502       $1,719       $1,944

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                17.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                21.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                26.03%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                30.26%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                34.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                39.16%
------------ --------------------- -----------------------

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.


Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Both the chart and table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform it the future.

Calendar Year Total Returns

2004     5.17%

Best Quarter               Q3 2004          2.31%
Worst Quarter              Q2 2004          0.32%

Average Annual Total Returns as of 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   Past         Since Inception
                                                  1 Year         (7/31/03)

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         Before Taxes                              5.17%               7.17%

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         After Taxes on Distributions              3.20%               5.20%

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                     3.34%               4.96%

Lehman Intermediate U.S. Aggregate Bond Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                        3.75%               4.84%

* Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.

** When the return after taxes on
distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     1.93% (3)(4)

Total Annual Operating Expenses                                    2.33% (3)(4)
Fee Waiver and/or Expense Reimbursement                            1.48%
Net Expenses                                                       0.85% (2)

*Expense information in the table has been restated to reflect current fees.



     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 0.85%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are lower than 0.85%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 1.96% and 2.36%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $87         $333        $585         $844         $1,111

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,384      $1,664      $1,952       $2,248       $2,552


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                9.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                12.72%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                15.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                18.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                21.99%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                25.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                28.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                32.02%
------------ --------------------- -----------------------

DWIGHT SHORT TERM FIXED INCOME FUND
(Formerly known as the PBHG IRA Capital Preservation Fund)

GOAL

The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

MAIN INVESTMENT STRATEGIES


Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the sub-adviser. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.


The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies.

Although the sub-adviser may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less.


In deciding which types of securities to buy and sell, the sub-adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.


MAIN INVESTMENT RISKS


There are several principal risk factors that could reduce the yield you receive from the Fund, cause you to lose money or cause the Fund's performance to trail that of other investments. The price of securities in the Fund, and the Fund's net asset value per share, will flucuate. These price movements may occur because of changes in interest rates, an issuer's individual situation or industry change, or events in financial markets.


Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

In purchasing bonds, the Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION FOR DWIGHT

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal, and the Fund's investment strategy was modified accordingly. The performance information shown is the performance of the Fund's previous strategy. The previous strategy's goal was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. As a result, past performance is not indicative of how the Fund will perform in the future. Prior to October 1, 2004, the Fund was known as the PBHG IRA Capital Preservation Fund.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The Fund's previous investment goal, strategies and policies were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Merrill Lynch U.S. Treasuries, 1-3 yrs., an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance is also compared to the Fund's previous benchmark, the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million and Lipper Money Market Funds Average, which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Effective the date of this propectus, as amended, the Fund changed its bench-mark to an index that is more comparable to its new investment goals and strategies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.


[CHART]
   2000         6.78%
   2001         6.05%
   2002         4.57%
   2003         3.54%
   2004         1.91%


   BEST QUARTER:          Q3 2000          1.74%
   WORST QUARTER          Q4 2004         -0.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                        Since
                                                  Past 1     Past 5   Inception
                                                   Year      Years    (8/31/99)
Dwight Short Term Fixed Income Fund (formerly
known as PBHG IRA Capital Preservation Fund) --
         PBHG Class                                1.91%      4.56%     4.70%
Merrill Lynch U.S. Treasuries, 1-3 years
         (Reflects No Deduction for                0.91%      4.93%     4.85%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                  5.44%      6.16%     4.53%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                  0.78%      2.47%     2.39%


* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999. Average annual total returns after taxes on distributions and after taxes and distributions and sale of Fund shares are not shown because until October 19, 2004, Fund shares were sold only to individual retirement accounts.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.47%(3)(4)
Total Annual Operating Expenses                                    0.87%(3)(4)
Fee Waiver and/or Expense Reimbursement                            0.12%
Net Expenses                                                       0.75%(2)

*Expense information in the table has been restated to reflect current fees, including fees attributable to the Fund's new investment goal and strategies.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 0.75%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 0.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. Liberty Ridge Capital has agreed to not seek reimbursement of previously waived and reimbursed fees for the Fund for the period prior to October 19, 2004 when the Fund operated under the previous strategy.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expense for the previous stategy were 0.70%% and 1.30%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class             $77        $169        $266         $366         $470

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $579        $693        $811         $934         $1,061

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                8.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                13.04%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                17.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                22.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                27.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                32.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                38.39%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                44.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                50.06%
------------ --------------------- -----------------------

PBHG CASH RESERVES FUND

GOAL
The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Liberty Ridge Capital and Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Liberty Ridge Capital or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1996        4.91%
    1997        5.08%
    1998        5.00%
    1999        4.60%
    2000        5.96%
    2001        3.58%
    2002        1.11%
    2003        0.40%
    2004        0.54%


BEST QUARTER:             Q3 2000          1.55%
WORST QUARTER             Q2 2004          0.06%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                        Since
                                             Past         Past        Inception
                                            1 Year       5 Years      (4/4/95)
Cash Reserves Fund --
         PBHG Class
         Before Taxes                        0.54%         2.29%        3.59%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            0.78%         2.47%        3.57%


* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               Not Applicable

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.30%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56%(1)(2)
Total Annual Operating Expenses                                    0.86%(1)(2)

*Expense information in the table has been restated to reflect current fees.

     (1) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 0.89%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $88         $179        $274         $374         $477

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $584        $696        $813         $934         $1,061

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.14%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                8.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                12.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                17.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                22.49%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                27.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                32.84%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                38.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                44.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                50.03%
------------ --------------------- -----------------------


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RELATED PERFORMANCE INFORMATION FOR DWIGHT
(Dwight Intermediate Fixed Income Fund)


Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

        YEAR ENDED                              SINCE INCEPTION
   DECEMBER 31, 2004(1)              March 1, 2001 through December 31, 2004(1)
         4.43%                                      7.21%


(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

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MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

EMERGING GROWTH, GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS
Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS Liberty Ridge Capital's core investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the core space.


CASH RESERVES FUND
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

CLIPPER FOCUS FUND
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and generally includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.


ANALYTIC DISCIPLINED EQUITY FUND
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o Maximize expected returns for the Fund;

o Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

DWIGHT INTERMEDIATE FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes

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


will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

DWIGHT SHORT TERM FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Merrill Lynch U.S. Treasuries, 1-3 Years. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

HEITMAN REIT FUND
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND
TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves loking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

ALL FUNDS
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.


Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap Growth Concentrated, Large Cap, Technology & Communications, Analytic Disciplined Equity, Heitman REIT, Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.


A description of the PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

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


RISKS AND RETURNS

EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN Liberty Ridge Capital, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund, the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in equity securities.

GROWTH SECURITIES
Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
See Equity Securities.

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


Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Liberty Ridge Capital's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Liberty Ridge Capital considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings, occurs or is expected to occur.

VALUE SECURITIES
Equity securities that Liberty Ridge Capital, TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

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


POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing the Clipper Focus Fund, TS&W Small Cap Value Fund and PBHG Blend Funds, PFR, TS&W and Liberty Ridge Capital each use its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.


FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

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


POLICIES TO BALANCE RISK AND RETURN
In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus and Heitman REIT Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments. The Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.


80% of the money market instruments and other liquid short-term investments in which the Dwight Short Term Fixed Income Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

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


SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN
Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

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OVER-THE-COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
Liberty Ridge Capital, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
A Fund may have difficulty valuing these securities precisely. A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Every other Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
Derivatives may be used for a variety of purposes, including:

o To reduce transaction costs;
o To manage cash flows;
o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;
o To enhance returns; and
o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows. To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).


POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.


The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

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


The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

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REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
The real estate industry is particularly sensitive to:

o Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o Increases in property taxes;

o Casualty and condemnation losses; and

o Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

                                       88
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POLICIES TO BALANCE RISK AND RETURN
Liberty Ridge Capital and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.


SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:
o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;
o Material litigation, technological breakthroughs or temporary production or product introduction problems; or
o Natural disaster, sabotage or employee error and new management or management policies.


Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES
Fixed Income Securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS
Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

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


POTENTIAL RETURNS
Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

Under normal circumstances, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds intend to remain fully invested, with at least 80% of each Fund's assets in fixed income securities.

U.S. GOVERNMENT SECURITIES
U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS
U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS
The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds lower the risk profile of their investment portfolios by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds adjust their holdings in U.S. government securities depending on the Adviser's or the Sub-Adviser's forecast of interest rate changes and the overall risk profile of its investment portfolio.


U.S. GOVERNMENT AGENCY SECURITIES
Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS
U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS
U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in a U.S. government agency security, the Adviser or a Sub-Adviser balances the risks associated with security against the potential returns to the Fund.


MORTGAGE-BACKED SECURITIES
Securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


POTENTIAL RISKS
Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS
Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in an mortgage-backed security, the Adviser or a Sub-Adviser balances the risks associated with the security against the potential returns to a Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS
Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS
Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

CORPORATE BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS
Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS
Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

LOWER-RATED (JUNK) BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS
Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS
Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS
Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

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


POTENTIAL RISKS
In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS
Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals. The Adviser or a Sub-Adviser will manage a Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds will not invest more than 15% of their assets in foreign bonds.

ZERO COUPON AND PAY-IN-KIND SECURITIES
A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS
The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS
Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed over $7 billion in assets as of June 30, 2004 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).


As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Liberty Ridge Capital also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and the sub-advisers and establishes policies that Liberty Ridge Capital and the sub-advisers must follow in their day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.


As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the Defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

THE SUB-ADVISERS
Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. PFR, an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

Analytic Investors, Inc. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Analytic is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

HEITMAN REAL ESTATE SECURITIES LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of Old Mutual (US) Holdings Inc. Heitman is an affiliate of Liberty Ridge Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. As of June 30, 2004, Heitman managed approximately $2.2 billion in assets.

Dwight Asset Management Company ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Dwight is an affiliate of Liberty Ridge and Old Mutual (US) Holdings Inc. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of September 30, 2004, Wellington Management held discretionary management authority with respect to approximately $428 billion in assets.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004. TS&W is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc.


The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                  0.85%
Growth Fund                                           0.85%
Large Cap Growth Concentrated Fund                    0.85%
Large Cap Growth Fund                                 0.75%
Select Growth Fund                                    0.85%
Focused Fund                                          0.81%*
Large Cap Fund                                        0.65%
Mid-Cap Fund                                          0.85%
Small Cap Fund                                        0.95%*
Clipper Focus Fund                                    1.00%
TS&W Small Cap Value Fund                             0.78%*
Analytic Disciplined Equity Fund                      0.70%
Heitman REIT Fund                                     0.85%
Strategic Small Company Fund                          0.91%*
Technology & Communications Fund                      0.85%
Dwight Intermediate Fixed Income Fund                      **
Dwight Short Term Fixed Income Fund                    0.31%*/***
Cash Reserves Fund                                    0.30%


  * Reflects a waiver of fees.
  ** Fund waived all management fees during the last fiscal year.
  *** The management fees paid during the last fiscal year were for management services based on the Fund's previous investment goals and strategies.


At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund, except the Clipper Focus Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.


Each sub-adviser is entitled to receive a fee from Liberty Ridge Capital equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS


---------------------------------- --------------------------------------------------------------------------
Emerging Growth Fund/Technology    James M. Smith, CFA has managed the Emerging Growth Fund and the
& Communications Fund              Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3,
                                   2004 and the Technology & Communications Fund since November 2003.  Mr.
                                   Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------- --------------------------------------------------------------------------
Growth Fund                        Samuel H. Baker, CFA has managed the
                                   Growth Fund since December 9, 2004. Mr. Baker
                                   joined Liberty Ridge Capital in 1996 as a
                                   portfolio manager and since that time he has
                                   co-managed a series of investment limited
                                   partnerships that invest in small sized
                                   public equity securities as well as privately
                                   placed equity securities.
---------------------------------- --------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap    Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select    Growth Concentrated Fund (formerly the Large Cap 20 Fund) and Select
Growth Fund                        Growth Fund since December 9, 2004.  Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth
                                   Concentrated Fund since November 1999 and the Select Growth Fund since
                                   April 2000.  Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                   Farnham.
---------------------------------- --------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and
Cap Fund                           Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Large Cap Fund since June
                                   1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice
                                   President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining Liberty
                                   Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.
---------------------------------- --------------------------------------------------------------------------
Small Cap Fund                     James B. Bell, III, CFA has managed the Small Cap Fund since December 9,
                                   2004.  Mr. Bell has been involved in the management of the Small Cap
                                   Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                   Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------- --------------------------------------------------------------------------
Strategic Small Company Fund       Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                   Company Fund's portfolio management team since its inception in 1996.
                                   Mr. Smith's work experience is described under the Emerging Growth and
                                   Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------- --------------------------------------------------------------------------


CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.



HEITMAN REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.



DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

DWIGHT SHORT TERM FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND
Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. John Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Liberty Ridge Capital and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.


The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

     1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

     2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

     3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

     4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

     5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

     6. redemptions initiated by a Fund, as permitted in the prospectus.


PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on page 101. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

BUYING SHARES
You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND
TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS
                                              Initial        Additional

REGULAR ACCOUNTS                             $  2,500        no minimum
UNIFORM GIFTS/TRANSFER TO MINOR ACCOUNTS     $    500        no minimum
 TRADITIONAL IRAS                            $  2,000        no minimum
 ROTH IRAS                                   $  2,000        no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS        $    500        no minimum
 SYSTEMATIC INVESTMENT PLANS 1 (SIP)         $    500        $25


1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.
 Limitations on selling shares by phone

 Proceeds
 Sent by           Minimum            Maximum

 Check            no minimum        $50,000 per day

 Wire*            no minimum        no maximum

 ACH              no minimum        $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

WRITTEN REDEMPTION ORDERS
Some circumstances require written sell orders along with medallion signature guarantees. These include:

o Redemptions in excess of $50,000;

o Requests to send proceeds to a different address or payee;

o Requests to send proceeds to an address that has been changed within the last 30 days; and

o Requests to wire proceeds to a different bank account.

A MEDALLION SIGNATURE GUARANTEE helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES


o        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
         PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.


o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 103. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.PBHGfunds.com).


EXCHANGES BETWEEN FUNDS
You may exchange some or all PBHG Class shares of a Fund for PBHG Class shares of any other Fund that has PBHG Class shares. PBHG Class shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.


If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 99 for details of the PBHG Funds' trading guidelines and redemption fee.

To open an account
IN WRITING
Complete the application.
Mail your completed application
and a check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE

Have your bank send your investment to:

  o United Missouri Bank of Kansas City, N.A.
  o ABA # 10-10-00695
  o Account # 98705-23469
  o Fund Name
  o Your Name
  o Your Social Security  or tax ID number
  o Your account number

Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH

VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.

To add to an account

FILL OUT AN INVESTMENT SLIP:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534


WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

BY AUTOMATED CLEARING HOUSE (ACH)
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET
o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES

BY MAIL
Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

If required, obtain a medallion signature guarantee (see "Selling Shares") Mail your request to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri 64121-9534

SYSTEMATIC WITHDRAW PLAN
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Complete the applicable section on the account application.

Note:  You must maintain a minimum account balance of $5,000 or more.

CHECK WRITING
Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

BY TELEPHONE
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.
Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

ACH
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.

Note: Sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

WIRE
Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

VIA THE INTERNET
o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NONCORPORATE SHAREHOLDERS

 Type of                             Tax rate for         Tax rate for brackets
 Distribution                     15% bracket and lower      higher than 15%

 Dividends Generally              Ordinary income rate    Ordinary income rate
 Qualified Dividends                       5%                      15%
 Short-term
   Capital Gains                    Ordinary income       Ordinary income rate
 Long-term
   Capital Gains                           5%                      15%


DISTRIBUTION ARRANGEMENTS


PBHG Funds has four classes of shares, one of which, PBHG Class, is offered by this prospectus. PBHG Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and
(iv) PBHG Class shares may have exclusive voting rights with respect to matters affecting only that class.


Revenue Sharing

Payments by PBHG Fund Distributors or its Affiliates


Some PBHG Funds shareholders invest through intermediaries, such as financial planners or financial advisors, brokers who sponsor so-called "fund supermarkets," or 401(k) or other retirement plans. From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to these intermediaries. These payments are made in exchange for certain services provided by the intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

The Distributor or its affiliates compensate intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through intermediaries.

Payments by PBHG Funds

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and Dwight Short Term Fixed Income Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --




                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234




                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --




                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965






                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%





The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period           Loss              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**            $  9.84          $0.03 1              --                  $(0.17)                $(0.14)                --
  2004                 7.35           0.05 1              --                    2.48                   2.53             $(0.04)
  2003                10.42           0.06                --                   (3.06)                 (3.00)             (0.07)
  2002 2              10.33           0.02                --                    0.07                   0.09                 --
  2001 3              11.09           0.07                --                   (0.76)                 (0.69)             (0.07)
  2000 3              12.31           0.06                --                   (1.20)                 (1.14)             (0.06)
  1999 3              10.90           0.10                --                    2.06                   2.16              (0.10)




                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**                --                      --              $ 9.70                (1.42)%+         $   61,848
  2004                  --                  $(0.04)               9.84                34.50%               65,668
  2003                  --                   (0.07)               7.35               (28.83)%              53,983
  2002 2                --                      --               10.42                 0.89%+             101,615
  2001 3                --                   (0.07)              10.33                (6.22)%              95,031
  2000 3           $ (0.02)                  (0.08)              11.09                (9.33)%             118,545
  1999 3             (0.65)                  (0.75)              12.31                20.06%              145,185



                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**               1.29%*              0.57%*                1.29%*            0.57%*              102.27%+
  2004                 1.24%               0.59%                 1.25%             0.58%               267.41%
  2003                 1.19%               0.62%                 1.31%             0.50%               212.69%
  2002 2               0.99%*              0.63%*                1.33%*            0.29%*               65.99%+
  2001 3               0.99%               0.64%                 1.09%             0.54%               229.00%
  2000 3               0.97%               0.53%                 0.97%             0.53%               270.00%
  1999 3               0.99%               1.08%                 1.11%             0.96%               261.00%




The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)




                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922




                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --




                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634




                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%




The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                           Distributions
                    Value          Investment                               Gains or             Total            from Net
                  Beginning          Income           Redemption            (Losses)             from            Investment
                  of Period          (Loss)              Fees             on Securities       Operations           Income
------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**             $15.88          $0.04 1              --                      --               $0.04               --
  2004                11.84           0.05 1              --                  $ 4.07                4.12           $(0.06)
  2003                16.40           0.14                --                   (4.31)              (4.17)           (0.15)
  2002 4              15.92           0.20                --                    2.34                2.54            (0.14)
  2001 5              10.87           0.21                --                    5.49                5.70            (0.21)
  2000 5              12.19           0.16                --                   (1.18)              (1.02)           (0.16)
  1999 5,6            10.00           0.05                --                    2.18                2.23            (0.04)


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**             $20.80         $(0.07) 1             --                   $1.41               $1.34               --
  2004^               16.12          (0.05) 1             --                    4.89                4.84               --




                                                                 Net                                Net
                  Distributions                                 Asset                             Assets
                      from                                      Value                               End
                     Capital                Total                End            Total            of Period
                      Gains             Distributions         of Period        Return              (000)
----------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**                 --                     --           $15.92             0.25%+          $1,169,551
  2004               $(0.02)                $(0.08)           15.88            34.82%            1,128,195
  2003                (0.24)                 (0.39)           11.84           (25.73)%             647,508
  2002 4              (1.92)                 (2.06)           16.40            17.48%+             621,735
  2001 5              (0.44)                 (0.65)           15.92            53.22%              272,069
  2000 5              (0.14)                 (0.30)           10.87            (8.39)%              84,226
  1999 5,6               --                  (0.04)           12.19            22.33%+              64,135


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**                 --                     --           $22.14             6.44%+          $   55,382
  2004^              $(0.16)                $(0.16)           20.80            30.16%+              25,553




                                                                  Ratio              Ratio of Net
                                                               of Expenses            Investment
                                                               to Average            Income (Loss)
                                                               Net Assets             to Average
                                                               (Excluding             Net Assets
                                        Ratio of Net            Waivers,              (Excluding
                                        Investment              Expenses           Waivers, Expenses
                       Ratio              Income                  Borne                Borne by
                    of Expenses           (Loss)               by Adviser             Adviser and           Portfolio
                    to Average          to Average             and Expense              Expense             Turnover
                    Net Assets          Net Assets            Reduction)^^^          Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**               1.47%*              0.50%*                1.47%*                  0.50%*                6.50%+
  2004                 1.48%               0.36%                 1.49%                   0.35%                24.31%
  2003                 1.45%               1.00%                 1.52%                   0.93%                50.05%
  2002 4               1.40%*              1.26%*                1.44%*                  1.23%*               39.02%+
  2001 5               1.40%               1.41%                 1.41%                   1.40%               111.00%
  2000 5               1.40%               1.47%                 1.47%                   1.40%                54.00%
  1999 5,6             1.40%*              1.05%*                2.08%*                  0.37%*               22.00%+


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**               1.50%*             (0.62)%*               1.62%*                 (0.74)%*              17.89%+
  2004^                1.50%*             (0.42)%*               1.73%*                 (0.65)%*              27.33%+




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**             $11.66        $0.14 1           --              $0.19 ^^^^               $0.33            $(0.14)
  2004                 8.06         0.31 1           --               3.80                     4.11             (0.34)
  2003                 9.58         0.30 1           --              (0.87)                   (0.57)            (0.31)
  2002                 8.78         0.09             --               0.80                     0.89             (0.09)
  2001 3,7             9.56         0.47             --               0.46                     0.93             (0.45)
  2000 3               8.04         0.36             --               1.60                     1.96             (0.36)
  1999 3               8.62         0.43             --              (0.54)                   (0.11)            (0.47)

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --




                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                   --              --            $(0.14)         $11.85         2.92%+          $  129,687
  2004                 $(0.12)         $(0.05) 8          (0.51)          11.66        52.08%              133,980
  2003                  (0.61)          (0.03) 8          (0.95)           8.06        (5.73)%              70,039
  2002                     --              --             (0.09)           9.58        10.11%+              76,679
  2001 3,7              (1.21)          (0.05) 8          (1.71)           8.78        10.41%               61,378
  2000 3                   --           (0.08) 8          (0.44)           9.56        24.90%               75,013
  1999 3                   --              --             (0.47)           8.04        (1.16)%              65,767


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946




                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                1.33%*              2.62%*              1.33%*                 2.62%*                53.75%+
  2004                  1.30%               3.15%               1.31%                  3.14%                 78.20%
  2003                  1.27%               3.42%               1.33%                  3.36%                110.81%
  2002                  1.36%*              4.20%*              1.47%*                 4.09%*                25.08%+
  2001 3,7              1.14%               4.57%               1.14%                  4.57%                139.00%
  2000 3                1.36%               4.14%               1.36%                  4.14%                 76.00%
  1999 3                1.25%               5.12%               1.25%                  5.12%                 49.00%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%





The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS



                     Net
                    Asset            Net                            Realized and                          Distributions
                    Value        Investment                          Unrealized            Total            from Net
                  Beginning        Income        Redemption           Gains on             from            Investment
                  of Period        (Loss)           Fees             Securities         Operations           Income
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**              $10.30       $0.18 1              --              $0.09                $0.27           $(0.18)
 2004 ^^              10.00        0.23 1              --               0.38                 0.61            (0.23)


--------------------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
--------------------------------------------------------------------------------------------------------

 PBHG CLASS
 2004**              $10.00       $0.01 1              --              $0.10#               $0.11           $(0.11)
 2004                 10.00        0.29 1              --               0.04                 0.33            (0.29)
 2003                 10.00        0.39                --               0.04                 0.43            (0.43)
 2002 9               10.00        0.20                --                 --                 0.20            (0.20)
 2001 10              10.00        0.61             $0.01                 --                 0.62            (0.62)
 2000 10              10.00        0.65              0.01                 --                 0.66            (0.66)
 1999 10,11           10.00        0.11                --                 --                 0.11            (0.11)




                                                                                           Net                               Net
                  Distributions                                           Reverse         Asset                            Assets
                      from            Return                               Stock          Value                              End
                     Capital            of                Total            Split           End             Total          of Period
                      Gains           Capital         Distributions      (Note 2)       of Period         Return            (000)
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**                   --              --              $(0.18)           --           $10.39            2.64%+        $    7,095
 2004 ^^              $(0.08)             --               (0.31)           --            10.30            6.19%+             6,377


--------------------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
--------------------------------------------------------------------------------------------------------


 PBHG CLASS
 2004**                   --              --              $(0.11)           --           $10.00            1.11%+***     $  911,968
 2004                     --          $(0.04)              (0.33)           --            10.00            3.38%          1,424,238
 2003                     --              --               (0.43)           --            10.00            4.38%          1,192,971
 2002 9               $(0.04)             --               (0.24)        $0.04            10.00            1.98%+           518,004
 2001 10                  --              --               (0.62)           --            10.00            6.34%             71,298
 2000 10                  --              --               (0.66)           --            10.00            6.80%             24,065
 1999 10,11               --              --               (0.11)           --            10.00            1.12%+               867




                                                                  Ratio             Ratio of Net
                                                               of Expenses           Investment
                                                               to Average           Income (Loss)
                                                               Net Assets            to Average
                                                               (Excluding            Net Assets
                                          Ratio                 Waivers,         (Excluding Waivers,
                                          of  Net            Expenses Borne        Expenses Borne
                       Ratio            Investment             by Adviser,           by Adviser,
                    of Expenses           Income             Reimbursements        Reimbursements             Portfolio
                    to Average          to Average             and Expense           and Expense               Turnover
                    Net Assets          Net Assets            Reduction)^^^         Reduction)^^^                Rate
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**               0.85%*              3.46%*                  2.25%*               2.06%*                  183.93%+
 2004 ^^              0.85%*              3.33%*                  2.36%*               1.82%*                  258.83%+


-------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
-------------------------------------------------------------------------------------------


 PBHG CLASS
 2004**               0.88%*              1.15%*                  1.25%*               0.78%*                  218.25%+
 2004                 1.00%               2.87%                   1.30%                2.57%                   257.21%
 2003                 1.00%               3.65%                   1.34%                3.31%                   222.67%
 2002 9               1.00%*              4.67%*                  1.32%*               4.35%*                  116.91%+
 2001 10              1.00%               5.97%                   1.62%                5.35%                   196.00%
 2000 10              1.03%               6.53%                   1.84%                5.69%                    72.00%
 1999 10,11           1.00%*              6.67%*                 46.23%*             (38.56)%*                 137.00%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                             Realized and
                    Asset                             Unrealized                                Distributions
                    Value              Net             Gains or               Total               from Net
                  Beginning        Investment          (Losses)               from               Investment
                  of Period          Income          on Securities         Operations              Income
------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**           $1.00               --  1              --                    --                     --
  2004              1.00               --  1              --                    --                     --
  2003              1.00            $0.01                 --                 $0.01                $ (0.01)
  2002              1.00             0.03                 --                  0.03                  (0.03)
  2001              1.00             0.06                 --                  0.06                  (0.06)
  2000              1.00             0.05                 --                  0.05                  (0.05)



                                                                    Net                                    Net
                   Distributions                                   Asset                                 Assets
                       from                                        Value                                   End
                      Capital                Total                  End               Total             of Period
                       Gains             Distributions           of Period           Return               (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                 --                     --                 $1.00             0.20%+              $ 49,297
  2004                   --                     --                  1.00             0.32%                 53,905
  2003                   --                 $(0.01)                 1.00             0.94%                 94,459
  2002                   --                  (0.03)                 1.00             2.55%                107,513
  2001                   --                  (0.06)                 1.00             5.98%                525,463
  2000                   --                  (0.05)                 1.00             4.81%                579,458



                                                                   Ratio                Ratio of Net
                                                                of Expenses              Investment
                                                                to Average                 Income
                                                                Net Assets               to Average
                                                                (Excluding               Net Assets
                                                                 Waivers,                (Excluding
                                       Ratio of Net              Expenses             Waivers, Expenses
                        Ratio           Investment                 Borne                  Borne by
                     of Expenses          Income                by Adviser               Adviser and
                     to Average         to Average              and Expense                Expense
                     Net Assets         Net Assets             Reduction)^^^            Reduction)^^^
-------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                0.88%*              0.40%*                 0.88%*                   0.40%*
  2004                  0.88%               0.32%                  0.89%                    0.31%
  2003                  0.75%               0.93%                  0.75%                    0.93%
  2002                  0.59%               2.92%                  0.59%                    2.91%
  2001                  0.52%               5.78%                  0.52%                    5.78%
  2000                  0.69%               4.78%                  0.69%                    4.78%




*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
^     The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations If the Adviser did not pay the expenses, the expenses for the Fund would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. The impact of the payment from affiliate increased the Realized and Unrealized Gains on Securities by $0.05 per share.
*** A percentage of the total return consists of a voluntary fee reimbursement and a payment from the Adviser. Excluding the voluntary reimbursement the total return would have been 0.81% for the PBHG Class. Excluding the payment by affiliate the total return would have been 0.30% for the PBHG Class.
1     Per share calculations were performed using average shares for the period.
2 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
3     For the year ended December 31.
4 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
5     For the year or period ended April 30.
6     The Clipper Focus Fund commenced operations on September 10, 1998.
7 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
8 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
9 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the Dwight Short Term Fixed Income Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
10    For the year or period ended October 31.
11 The Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) commenced operations on August 31, 1999.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (2) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities Exchange Commission website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER
Liberty Ridge Capital, Inc.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391


PBHG Pro -- 1/05

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                                                                    APPENDIX III

[LOGO]

PBHG FUNDS

          An Insitutional
Multi-Manager Fund Family

Class A and Class C Shares


                               JANUARY 14, 2005


GROWTH FUNDS
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund


BLEND FUNDS
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

SPECIALTY FUND
PBHG Technology & Communications Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

AN INTRODUCTION TO THE PBHG FUNDS(R)AND THIS PROSPECTUS

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

INVESTMENT ADVISER


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (formerly known as Pilgrim Baxter & Associates, Ltd.) is the investment adviser for each Fund offered in this prospectus.


This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES
                                                                        PAGE


PBHG Emerging Growth Fund................................................  2
PBHG Growth Fund.........................................................  6
PBHG Large Cap Growth Concentrated Fund
  (formerly known as PBHG Large Cap 20 Fund.............................. 10
PBHG Large Cap Growth Fund............................................... 14
PBHG Select Growth Fund.................................................. 17
PBHG Strategic Small Company Fund........................................ 21
PBHG Focused Fund........................................................ 25
PBHG Large Cap Fund...................................................... 29
PBHG Mid-Cap Fund........................................................ 33
PBHG Small Cap Fund...................................................... 37
PBHG Technology & Communications Fund.................................... 41
More About the Funds
    Our Investment Strategies............................................ 45
    Risks and Returns.................................................... 47
The Investment Adviser................................................... 55
The Portfolio Managers................................................... 57
Your Investment
Policy Regarding Excessive or Short-Term Trading......................... 58
Valuing Portfolio Securities............................................. 60
Pricing Fund Shares - Net Asset Value (NAV).............................. 60
Choosing a Share Class................................................... 60
Buying Shares............................................................ 65
Selling Shares........................................................... 65
General Policies......................................................... 66
Exchange Between Funds................................................... 66
Distribution and Taxes................................................... 67
Distribution Arrangements................................................ 67
Revenue Sharing.......................................................... 68
Financial Highlights..................................................... 69

PBHG EMERGING GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Emerging Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

 [CHART]*


1995    48.03%
1996    16.64%
1997    -4.13%
1998     2.56%
1999    47.64%
2000   -25.59%
2001   -32.86%
2002   -47.74%
2003    56.17%
2004     0.38%




BEST QUARTER:                  Q4 1999          45.66%

WORST QUARTER:                 Q3 2001         -34.52%

* The inception date of PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                        Past               Past              Past
                                       1 Year             5 Years          10 Years


Emerging Growth Fund - Class A*
         Returns Before Taxes           -5.39%            -17.35%           -0.33%
         After Taxes on Distributions   -5.39%            -17.72%           -0.90%
         After Taxes on Distributions
         and Sale of Fund Shares***     -3.50%            -13.78%           -0.38%


Emerging Growth Fund - Class C**
         Returns Before Taxes           -1.30%            -16.98%           -0.49%

Russell 2000(R) Growth Index
         (Reflects No Deduction
         for Fees, Expenses or Taxes)   14.31%            -3.57%             7.12%


*The inception date of the PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 2.56%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 2.56% and 2.18%, respectively.

** The inception date of the PBHG Emerging Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 6.73%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                  CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                              2.00% (2)                   2.00% (2)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
         Service Fees                               0.25%                       0.25%
         Other Operating Expenses                   0.50%(3)                    0.50%(4)
         Total Other Expenses                       0.75%                       0.75%
Total Annual Operating Expenses                     1.60%(3)                    2.35%(4)

* Expense information in the table has been restated to reflect current fees.

            (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

            (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


             (3) The Fund incurred legal, printing and audit expenses relating to cetain settled Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.63%, respectively.


            (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 2.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $728      $887       $1,051     $1,220      $1,396
Class C      $341      $483         $733       $991      $1,255

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,577    $1,764     $1,958     $2,159      $2,366
Class C      $1,527    $1,805     $2,091     $2,385      $2,686



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $238      $483       $733         $991      $1,255

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,527    $1,805     $2,091     $2,385       $2,686


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.19%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.74%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.19%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.67%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.65%                   1.62%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.37%                   5.37%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.16%                   8.16%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.03%                  11.03%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.97%                  13.97%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.99%                  16.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.09%                  20.09%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.27%                  23.27%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.54%                  26.54%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.89%                  29.89%
------------ --------------------- ----------------------- ---------------------

PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of September 30, 2004, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $1 billion and $11 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1995   50.00%
1996    9.41%
1997   -3.84%
1998    0.12%
1999   91.56%
2000  -23.38%
2001  -34.83%
2002  -30.65%
2003   25.33%
2004    7.41%




BEST QUARTER:              Q4 1999          64.33%

WORST QUARTER:             Q4 2000         -32.66%



* The inception date of PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                           Past                Past              Past
                                          1 Year             5 Years           10 Years
Growth Fund  - Class A*
         Returns Before Taxes               1.22%            -15.17%            2.89%
         After Taxes on Distributions       1.22%            -15.74%            2.47%
         After Taxes on Distributions
         and Sale of Fund Shares***         0.79%            -14.80%            2.57%


Growth Fund - Class C**
         Returns Before Taxes               5.64%             -4.35%            2.73%

Russell Midcap Growth Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                15.48%            -3.36%            11.25%


Russell 2000(R) Growth Index
(Reflects No Deduction for Fees,
Expenses or Taxes)                         14.31%            -3.57%             7.12%



Note: The inception date of the PBHG Class of the Growth Fund was December 19, 1985.


*The inception date of the PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.41%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.41% and 5.46%, respectively.

** The inception date of the PBHG Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.75%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses youwould pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                  CLASS A                      CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                             2.00% (2)                   2.00% (2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
   Service Fees                                     0.25%                       0.25%
   Other Operating Expenses                         0.49%(3)                    0.49%(4)
   Total Other Expenses                             0.74%                       0.74%
Total Annual Operating Expenses                    1.59%(3)                     2.34%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.52% and 1.62%, respectively.


          (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.52% and 2.37%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $727      $885       $1,048     $1,217      $1,391
Class C      $340      $481       $730       $987        $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,571    $1,757     $1,950     $2,149      $2,356
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $237      $481        $730       $987       $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.54%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.80%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.66%                   1.63%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.39%                   5.39%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.19%                   8.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.07%                  11.07%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.03%                  14.03%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                17.06%                  17.06%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.17%                  20.17%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.37%                  23.37%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.65%                  26.65%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                30.02%                  30.02%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(fomerly known as PBHG Large Cap 20 Fund)


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997      32.57%
1998      67.15%
1999     101.91%
2000     -22.49%
2001     -35.64%
2002     -31.67%
2003      32.59%
2004       7.14%




BEST QUARTER:              Q4 1999          75.41%

WORST QUARTER:             Q4 2000         -33.20%


* The inception date of PBHG Large Cap Growth Concentrated Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares. Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                    Since
                                              Past               Past             Inception
                                             1 Year             5 Years           (11/29/96)
Large Cap Growth Concentrated Fund -- Class A*
         Returns Before Taxes                  0.95%            -14.52%             9.02%
         After Taxes on Distributions          0.95%            -15.26%             7.92%
         After Taxes on Distributions and
         Sales of Fund Shares***               0.62%            -11.84%             7.81%

Large Cap Growth Concentrated Fund -- Class C**
         Returns Before Taxes                  5.35%            -14.15%             8.99%


Russell 1000(R) Growth Index****

         (Reflects No Deduction for Fees,
         Expenses or Taxes)                    6.30%             -9.29%             4.71%

S&P 500 Index****
(Reflects No Deduction for Fees, Expenses
 or Taxes)                                    10.88%             -2.30%             7.62%



*The inception date of the PBHG Large Cap Growth Concentrated Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 9.96%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 9.96% and 8.48%, respectively.

** The inception date of the PBHG Large Cap Growth Concentrated Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 14.41%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                     CLASS A                  CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)               Not Applicable(1)           1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED
 OR EXCHANGED)                                        2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.85%                    0.85%
Distribution (12b-1) Fees                          Not Applicable              0.75%
Other Expenses
   Service Fees                                       0.25%                    0.25%
   Other Operating Expenses                           0.59%(3)                 0.59%(4)
   Total Other Expenses                               0.84%                    0.84%
Total Annual Operating Expenses                       1.69%(3)(5)              2.44%(4)(5)

* Expense information in the table has been restated to reflect current fees.


         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.71%, respectively.



         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 2.46%, respectively.


         (5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $737      $904       $1,077     $1,256     $1,440
Class C      $350      $501        $761      $1,027     $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,631    $1,827     $2,031     $2,241     $2,458
Class C      $1,581    $1,869     $2,163     $2,466     $2,776


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $247      $501        $761      $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,581    $1,869     $2,163     $2,466      $2,776


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                26.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                30.53%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.56%                   1.53%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.19%                   5.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.88%                   7.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.64%                  10.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.47%                  13.47%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.38%                  16.38%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.36%                  19.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                22.41%                  22.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.55%                  25.55%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.76%                  28.76%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.
Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stock across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996     23.37%
1997     22.21%
1998     30.07%
1999     66.60%
2000     -0.49%
2001    -28.76%
2002    -29.00%
2003     29.99%
2004      8.45%




BEST QUARTER:              Q4 1999          59.49%

WORST QUARTER:             Q4 2000         -22.81%

* The inception date of the PBHG Large Cap Growth Fund - Class A shares was July, 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                          Past               Past              Inception
                                         1 Year             5 Years             (4/5/95)
Large Cap Growth Fund -- Class A*
         Returns Before Taxes               2.20%            -7.73%             11.65%
         After Taxes on Distributions       2.20%            -8.12%             10.56%
         After Taxes on Distributions and
         Sale of Fund Shares***             1.43%            -6.56%             10.06%


Large Cap Growth Fund -- Class C**
         Returns Before Taxes               6.65%            -7.33%             11.49%

Russell 1000(R) Growth Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                 6.30%            -9.29%              8.82%



S&P 500 Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                10.88%             -2.30%            11.32%

*The inception date of the PBHG Large Cap Growth Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.99%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.99% and 7.66%, respectively.

**The inception date of the PBHG Large Cap Growth Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.77%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                   CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                          5.75%                  Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                              2.00%(2)                    2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                      0.75%                       0.75%
Distribution (12b-1) Fees                        Not Applicable                  0.75%
Other Expenses
   Service Fees                                      0.25%                       0.25%
   Other Operating Expenses                          0.56%(3)                    0.56%(4)
   Total Other Expenses                              0.81%                       0.81%
Total Annual Operating Expenses                      1.56%(3)                    2.31%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 1.59%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 2.34%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $725      $879       $1,039     $1,205      $1,376
Class C      $337      $475         $721       $975      $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,553    $1,736     $1,926     $2,122      $2,325
Class C      $1,503    $1,777     $2,059     $2,348      $2,646


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years    5 Years
Class C       $234      $475       $721       $975       $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,503    $1,777     $2,059     $2,348      $2,646


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.51%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.85%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.53%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                32.18%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.69%                   1.66%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.45%                   5.45%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.29%                   8.29%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.20%                  11.20%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.19%                  14.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                17.27%                  17.27%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.42%                  20.42%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.66%                  23.66%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.99%                  26.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                30.40%                  30.40%
------------ --------------------- ----------------------- ---------------------

PBHG SELECT GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap Growth Concentrated Fund (formerly known as PBHG Large Cap 20 Fund), a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Select Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996      27.58%
1997       6.42%
1998      18.51%
1999     159.64%
2000     -24.94%
2001     -41.10%
2002     -34.14%
2003      29.92%
2004       6.44%




BEST QUARTER:              Q4 1999          130.25%

WORST QUARTER:             Q4 2000          -43.22%

* The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                            Past               Past              Inception
                                           1 Year             5 Years           (4/5/95)
Select Growth Fund -- Class A*/**
         Returns Before Taxes                0.31%            -17.62%             9.90%
         After Taxes on Distributions        0.31%            -17.91%             9.23%
         After Taxes on Distributions and
         Sales of Fund Shares****            0.20%            -14.00%             8.71%


Select Growth Fund - Class C*/***
         Returns Before Taxes                4.64%            -17.26%             9.74%

Russell 3000 Growth Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            6.93%             -8.87%             8.56%


S&P 500 Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           10.88%             -2.30%            11.32%


*Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.


**The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.50%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.50% and 5.54%, respectively.


*** The inception date of the PBHG Select Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception as based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.85%.


****When the return after taxes on distribution and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*****The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                               CLASS A                    CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                   2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%                      0.85%
Distribution (12b-1) Fees                    Not Applicable                 0.75%
Other Expenses
         Service Fees                            0.25%                      0.25%
         Other Operating Expenses                0.64%(3)                   0.64%(4)
         Total Other Expenses                    0.89%                      0.89%
Total Annual Operating Expenses                  1.74%(3)                   2.49%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.67% and 1.77%, respectively.


         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.67% and 2.52%, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $742      $914       $1,091     $1,275     $1,464
Class C      $355      $511         $776     $1,047     $1,326

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,660    $1,862     $2,071     $2,286      $2,509
Class C      $1,611    $1,903     $2,203     $2,511      $2,826

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $252      $511       $776       $1,047      $1,326

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,611    $1,903     $2,203     $2,511      $2,826


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.98%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                21.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                25.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                29.90%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.51%                   1.48%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.08%                   5.08%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.72%                   7.72%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.42%                  10.42%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.20%                  13.20%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.04%                  16.04%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.95%                  18.95%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                21.94%                  21.94%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.00%                  25.00%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.13%                  28.13%
------------ --------------------- ----------------------- ---------------------

PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*



1997    24.44%
1998     1,84%
1999    51.31%
2000    11.64%
2001   -10.22%
2002   -33.35%
2003    47.07%
2004    10.92%




BEST QUARTER:              Q4 1999          36.03%

WORST QUARTER:             Q3 1998         -23.55%



* The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                               Since
                                               Past           Past           Inception
                                              1 Year         5 Years         (12/31/96)
Strategic Small Company Fund - Class A*
         Returns Before Taxes                   4.55%          0.54%            8.85%
         After Taxes on Distributions           4.55%         -0.36%            7.34%
         After Taxes on Distributions and
         Sale of Fund Shares***                 2.96%          0.01%            6.87%


Strategic Small Company Fund - Class C**
         Returns Before Taxes                   9.14%          0.91%            8.79%

Russell 2000 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)              18.33%          6.61%            8.99%


*The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 13.75%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 13.75% and 11.73%, respectively.


** The inception date of the PBHG Strategic Small Company Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 17.74%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                              CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%(3)                     0.85%(4)
Distribution (12b-1) Fees                    Not Applicable                   0.75%
Other Expenses
         Service Fees                            0.25%                        0.25%
         Other Operating Expenses                0.59%(3)                     0.59%(4)
         Total Other Expenses                    0.84%                        0.84%
Total Annual Operating Expenses                  1.69%(3)(5)                  2.44%(4)(5)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.87%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 2.62%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER


            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $737      $904       $1,077     $1,256      $1,440
Class C      $350      $501         $761     $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,631    $1,827     $2,031     $2,241      $2,458
Class C      $1,581    $1,869     $2,163     $2,466      $2,776



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $247      $501       $761       $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,581    $1,869     $2,163     $2,466      $2,776

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                26.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                30.53%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.56%                   1.53%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.19%                   5.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.88%                   7.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.64%                  10.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.47%                  13.47%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.38%                  16.38%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.36%                  19.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                22.41%                  22.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.55%                  25.55%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.76%                  28.76%
------------ --------------------- ----------------------- ---------------------

PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


2000    24.39%
2001     3.03%
2002   -28.81%
2003    32.98%
2004    13.84%




BEST QUARTER:              Q1 2000          29.49%

WORST QUARTER:             Q3 2002         -18.80%

* The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                               Past        Past       Inception
                                              1 Year      5 Years      (2/12/99)


Focused Fund - Class A*/**
         Returns Before Taxes                  7.27%       5.41%       11.75%
         After Taxes on Distributions          7.27%       5.14%       11.02%
         After Taxes on Distributions and
            Sale of Fund Shares                4.73%       4.49%        9.81%

Focused Fund - Class C*/***
         Returns Before Taxes                 11.98%       5.87%       12.05%

Russell 3000(R) Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             11.95%      -1.16%        1.67%


S&P 500 Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             10.88%      -2.30%        0.57%



*Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.


**The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 18.16%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 18.16% and 15.49%, respectively.

***The inception date of the PBHG Focused Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the high Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C berfore taxes from its inception date to December 31, 2004 was 22.96%.


****The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                    CLASS A                  CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%               Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                               2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.65%(3)                 0.65%(4)
Distribution (12b-1) Fees                        Not Applicable                0.75%
Other Expenses
         Service Fees                                 0.25%                    0.25%
         Other Operating Expenses                     0.72%(3)                 0.72%(4)
         Total Other Expenses                         0.97%                    0.97%
Total Annual Operating Expenses                       1.62%(3)(5)              2.37%(4)(5)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the management fees it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.75% and 1.85%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.75% and 2.60%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER


            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $730      $891       $1,057     $1,228      $1,406
Class C      $343      $487       $739         $999      $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,589    $1,778     $1,974     $2,177      $2,386
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $240      $487       $739        $999       $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.05%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.96%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.42%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.63%                   1.60%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.33%                   5.33%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.10%                   8.10%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.94%                  10.94%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.86%                  13.86%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.85%                  16.85%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.93%                  19.93%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.08%                  23.08%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.32%                  26.32%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.64%                  29.64%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Large Cap Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the may not realize what Liberty Ridge Capital believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997     25.10%
1998     33.89%
1999     10.22%
2000     23.38%
2001     -2.02%
2002    -24.92%
2003     18.61%
2004      6.54%


/R>

BEST QUARTER:              Q4 1998   28.01%

WORST QUARTER:             Q3 2002  -21.39%




* The inception date of PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                              Since
                                            Past               Past         Inception
                                           1 Year             5 Years       (12/31/96)
Large Cap Fund - Class A*/**
         Returns Before Taxes               0.41%             1.55%              9.01%
         After Taxes on Distributions       0.13%             1.05%              6.35%
         After Taxes on Distributions and
            Sale of Fund Shares****         0.26%             1.03%              6.15%


Large Cap Fund - Class C*/***
         Returns Before Taxes               4.74%             1.99%              8.99%

S&P 500 Index
          (Reflects No Deduction for
           Fees, Expenses or Taxes)        10.88%            -2.30%              7.98%


*Prior to April 1, 2003 the Large Cap Fund was named the Large Cap Value Fund.

**The inception date of the PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 7.68%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 7.28% and 6.38%, respectively.

***The inception date of the PBHG Large Cap Fund - Class C shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.05%.


****When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                            2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.65%                        0.65%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.53%(3)                     0.53%(4)
         Total Other Expenses                     0.78%                        0.78%
Total Annual Operating Expenses                   1.43%(3)(5)                  2.18%(4)(5)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of this purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.46%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 2.21%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $712      $854       $1,001     $1,154      $1,312
Class C      $324      $448       $682       $922        $1,169

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,475    $1,644     $1,820     $2,001      $2,190
Class C      $1,424    $1,685     $1,953     $2,230      $2,513

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $221      $448       $682       $922        $1,169

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,424    $1,685     $1,953     $2,230      $2,513


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.39%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                1.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                8.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                12.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                16.33%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                20.48%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                24.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                29.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                33.85%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.82%                   1.79%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.72%                   5.72%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.70%                   8.70%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.77%                  11.77%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.92%                  14.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                18.16%                  18.16%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                21.49%                  21.49%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                24.92%                  24.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                28.44%                  28.44%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                32.06%                  32.06%
------------ --------------------- ----------------------- ---------------------

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1998     26.57%
1999     21.33%
2000     25.70%
2001      7.40%
2002    -20.14%
2003     34.03%
2004     17.74%




BEST QUARTER:              Q4 1998          29.96%

WORST QUARTER:             Q3 2001         -18.56%


* The inception date of PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since
                                             Past              Past           Inception
                                            1 Year            5 Years         (4/30/97)


Mid-Cap Fund - Class A*/**
         Returns Before Taxes               10.95%             9.90%          17.50%
         After Taxes on Distributions        9.00%             9.13%          13.83%
         After Taxes on Distributions and
         Sale of Fund Shares                 8.38%             8.22%          12.99%

Mid-Cap Fund - Class C*/***
         Returns Before Taxes               15.84%            10.39%          17.53%

S&P MidCap 400 Index
          (Reflects No Deduction for        16.48%             9.54%          14.46%
          Fees, Expenses or Taxes)


*Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.


**The inception date of the PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.64%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 19.13% and 17.14%, respectively.

*** The inception date of the PBHG Mid-Cap Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 24.90%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                               CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                     5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)          Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                      2.00%(2)                     2.00%(2)
REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                 0.85%                        0.85%
Distribution (12b-1) Fees                     Not Applicable                 0.75%
Other Expenses
         Service Fees                           0.25%                        0.25%
         Other Operating Expenses               0.51%(3)                     0.51%(4)
         Total Other Expenses                   0.76%                        0.76%
Total Annual Operating Expenses                 1.61%(3)(5)                  2.36%(4)(5)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.63%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 2.38%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $729      $889       $1,054     $1,224      $1,401
Class C      $342      $485       $736       $995        $1,260

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,583    $1,771     $1,966     $2,168      $2,376
Class C      $1,533    $1,812     $2,099     $2,394      $2,696

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $239      $485       $736       $995        $1,260

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,533    $1,812     $2,099     $2,394      $2,696


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.16%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.02%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.54%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.64%                   1.61%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.35%                   5.35%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.13%                   8.13%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.99%                  10.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.92%                  13.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.92%                  16.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.01%                  20.01%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.18%                  23.18%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.43%                  26.43%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.77%                  29.77%
------------ --------------------- ----------------------- ---------------------

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1998            0.89%
1999           18.33%
2000           32.49%
2001            4.64%
2002          -32.15%
2003           38.50%
2004           15.30%




BEST QUARTER:              Q4 2001          25.60%

WORST QUARTER:             Q3 2002         -22.06%



* The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                          Past               Past              Inception
                                          1 Year             5 Years           (4/30/97)
Small Cap Fund - Class A*/**
         Returns Before Taxes              8.66%             7.20%             12.41%
         After Taxes on Distributions      8.66%             6.84%             11.49%
         After Taxes on Distributions and
         Sale of Fund Shares               5.63%             5.99%             10.35%


Small Cap Fund - Class C*/***
         Returns Before Taxes             13.40%             7.67%             12.44%

Russell 2000(R) Index
          (Reflects No Deduction for      18.33%             6.61%             10.11%
          Fees, Expenses or Taxes)


*Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.


**The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.34%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 20.34% and 17.35%, respectively.

*** The inception date of the PBHG Small Cap Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 25.20%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   1.00%                        1.00%
Distribution (12b-1) Fees                    Not Applicable                    0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.56%(3)                     0.56%(4)
         Total Other Expenses                     0.81%                        0.81%
Total Annual Operating Expenses                   1.81%(3)                     2.56%(4)
Fee Waiver and/or Expense Reimbursement           0.06%                        0.06%
Net Expenses                                      1.75%(5)                     2.50%(5)

      * Expense information in the table has been restated to reflect current fees.

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 1.83%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 2.58%, respectively.

     (5) This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $922       $1,106     $1,297      $1,493
Class C      $356      $519       $791       $1,070      $1,355

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,696    $1,906     $2,122     $2,345      $2,575
Class C      $1,648    $1,947     $2,254     $2,569      $2,891


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $519       $791       $1,070      $1,355

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,648    $1,947     $2,254     $2,569      $2,891


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                6.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                13.86%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.49%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                21.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                25.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                29.10%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.50%                   1.48%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.00%                   5.00%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.56%                   7.56%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.19%                  10.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                12.88%                  12.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                15.63%                  15.63%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.45%                  18.45%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                21.34%                  21.34%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                24.30%                  24.30%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                27.34%                  27.34%
------------ --------------------- ----------------------- ---------------------

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996       53.91%
1997        2.87%
1998       25.46%
1999      242.25%
2000      -44.00%
2001      -52.59%
2002      -54.58%
2003       44.46%
2004        4.91%




BEST QUARTER:              Q4 1999          111.22%

WORST QUARTER:             Q4 2000          -51.02%


* The inception date of the PBHG Technology & Communications Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                Since
                                               Past             Past           Inception
                                              1 Year           5 Years         (9/29/95)
Technology and Communications Fund - Class A*
         Returns Before Taxes                   -1.13%          -29.65%          3.36%
         After Taxes on Distributions           -1.13%          -30.22%          2.26%
         After Taxes on Distributions and
         Sale of Fund Shares***                 -0.74%          -21.54%          2.91%

Technology and Communications Fund - Class C**
         Returns Before Taxes                    3.17%          -29.34%          3.25%

PSE Technology Index(R)****
          (Reflects No Deduction for            12.09%           -4.09%         15.92%
          Fees, Expenses or Taxes)

*The inception date of the PBHG Technology and Communication Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.09%. The average annual total return of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.09% and 6.89%, respectively.

** The inception date of the PBHG Technology and Communication Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of the Class C before taxes from its inception date to December 31, 2004 was 12.52%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(as a percentage of AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.85%                        0.85%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.74%(3)                     0.74%(4)
         Total Other Expenses                     0.99%                        0.99%
Total Annual Operating Expenses                   1.84%(3)                     2.59%(4)

      * Expense information in the table has been restated to reflect current fees.

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 1.87%, respectively.


     (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 2.62%, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $751      $933       $1,120     $1,314      $1,513
Class C      $365      $531       $805       $1,087      $1,375

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,719    $1,931    $2,150     $2,376       $2,609
Class C      $1,671    $1,973    $2,283     $2,600       $2,925


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $262      $531       $805       $1,087      $1,375

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,671    $1,973     $2,283     $2,600      $2,925


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.47%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                6.74%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                13.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                20.88%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                24.70%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                28.65%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.41%                   1.39%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                4.88%                   4.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.41%                   7.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                9.99%                   9.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                12.64%                  12.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                15.36%                  15.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.14%                  18.14%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                20.99%                  20.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                23.90%                  23.90%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                26.89%                  26.89%
------------ --------------------- ----------------------- ---------------------

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company and Technology & Communications Funds

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm beleives are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.


Focused, Large Cap, Mid-Cap, Small Cap, and Strategic Small Company Funds


Liberty Ridge Capital's core investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital beleieves that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the core space.

All Funds

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.


Each of the Emerging Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Large Cap, Mid-Cap, Small Cap, and Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.


A description of PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital focuses its active management on securities selection, the area it believes its respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital maintains a long-term investment approach and focus on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, each Fund intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in equity securities.

GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Liberty Ridge Capital's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Liberty Ridge Capital considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a decleration in business momentum or a failure to achieve expected earnings, occurs or is expected to occur.

VALUE SECURITIES

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

The Funds generally do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES


Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

Each Fund limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits).

MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

o        To reduce transaction costs;

o        To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o        To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities , including stripped mortgage-backed securities that are deemed to be illiquid.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

o        Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o        Increases in property taxes;

o        Casualty and condemnation losses; and

o        Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

FIXED INCOME SECURITIES

Fixed Income securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.


U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS

U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS

U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS

U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

MORTGAGE-BACKED SECURITIES


Securities that represent pools of mortgages (including collateralized mortgage obligations ("CMOs")), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-Rated bonds offer higher yields and higher potential gains.

FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

THE INVESTMENT ADVISER

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed over $7 billion in assets as of June 30, 2004 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).


As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.


As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.


At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the Defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                0.85%
Growth Fund                         0.85%
Large Cap Growth Concentrated Fund  0.85%
Large Cap Growth Fund               0.75%
Select Growth Fund                  0.85%
Focused Fund                        0.81%*
Large Cap Fund                      0.65%
Mid-Cap Fund                        0.85%
Small Cap Fund                      0.95%*
Strategic Small
Company Fund                        0.91%*
Technology &
Communications Fund                 0.85%

* Reflects a waiver of fees.


At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund described in this prospectus was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

THE PORTFOLIO MANAGERS


---------------------------------- --------------------------------------------------------------------------
Emerging Growth Fund/Technology    James M. Smith, CFA has managed the Emerging Growth Fund and the
& Communications Fund              Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3,
                                   2004 and the Technology & Communications Fund since November 2003.  Mr.
                                   Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------- --------------------------------------------------------------------------
Growth Fund                        Samuel H. Baker, CFA has managed the Growth Fund since December 9,
                                   2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.
---------------------------------- --------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap    Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select    Growth Concentrated Fund (formerly the Large Cap 20 Fund) and Select
Growth Fund                        Growth Fund since December 9, 2004.  Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth
                                   Concentrated Fund since November 1999 and the Select Growth Fund since
                                   April 2000.  Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                   Farnham.
---------------------------------- --------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and
Cap Fund                           Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Large Cap Fund since June
                                   1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice
                                   President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining Liberty
                                   Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.
---------------------------------- --------------------------------------------------------------------------
Small Cap Fund                     James B. Bell, III, CFA has managed the Small Cap Fund since December 9,
                                   2004.  Mr. Bell has been involved in the management of the Small Cap
                                   Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                   Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------- --------------------------------------------------------------------------
Strategic Small Company Fund       Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                   Company Fund's portfolio management team since its inception in 1996.
                                   Mr. Smith's work experience is described under the Emerging Growth and
                                   Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------- --------------------------------------------------------------------------

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Liberty Ridge Capital and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:


         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;
         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;
         3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
         4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
         5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
         6. redemptions initiated by a Fund, as permitted in the prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.



VALUING PORTFOLIO SECURITIES
Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on p. 62. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.


PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

----------------------------------------------- ---------------------------------------- --------------------------------------
                                                                CLASS A                                 CLASS C
----------------------------------------------- ---------------------------------------- --------------------------------------
Initial Sales Charge                            up to 5.75%                              None
----------------------------------------------- ---------------------------------------- --------------------------------------
Contingent Deferred Sales Charge (CDSC)         None (except on redemptions of certain   1.00% on redemptions within one year
                                                large purchases held for less than one
                                                year)
----------------------------------------------- ---------------------------------------- --------------------------------------
Distribution and Service Fees                   0.25%                                    1.00%
----------------------------------------------- ---------------------------------------- --------------------------------------
Dividends                                       Generally higher than Class C due to     Generally lower than Class A due to
                                                lower annual expenses                    higher annual expenses
----------------------------------------------- ---------------------------------------- --------------------------------------
Typical Shareholder                             Generally more appropriate for           Generally more appropriate for
                                                long-term investors                      short-term investors
----------------------------------------------- ---------------------------------------- --------------------------------------


The sales charging information in this prospectus can also be accessed, free of charge, on the Funds' website, at http://www.PBHGfunds.com/Breakpoints.


SALES CHARGES

CLASS A SHARES.

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds (which are not offered in this prospectus). Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.


Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Focused, Large Cap, Mid-Cap, Small Cap, Strategic Small Company and Technology & Communications Funds.


                                              Investor's Initial Sales Charge
                                              -------------------------------
                                               As a                   As a
                                            Percentage             Percentage
        Amount of Investment in            of the Public           of the Net
           Single Transaction             Offering Price        Amount Invested
     ------------------------------       --------------        ---------------
      Less than $100,000                       5.75%                 6.10%
      $100,000 but less than $250,000          4.50%                 4.71%
      $250,000 but less than $500,000          3.25%                 3.36%
      $500,000 but less than $1,000,000        2.00%                 2.04%
      $1,000,000 and over                         0%                    0%

Ways to Reduce or Eliminate Class A Initial Sales Charges Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The Statement of Additional Information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges
You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase. See Class A Purchases Subject to Contingent Deferred Sales Charge.

o on additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

o        on shares purchased by reinvesting dividends and distributions.

o when exchanging shares among Funds with the same or higher initial sales charges (see General Policies -Exchanges Between Funds for more information on exchanges between Funds).

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

o        when a merger, consolidation or acquisition of assets of a Fund occurs.


o if you are the Adviser, an affiliated company of the Adviser, or a sub-adviser to a Fund ("Sub-Adviser") and you purchase your shares directly through PBHG Fund Distributors (the "Distributor").

o if (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an Employee) of (i) the Adviser, or (ii) a Sub-Adviser, or (iii) affiliates of the Adviser or Sub-Adviser or of other mutual funds which are advised by the Adviser or Sub-Adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and (c) you purchased your shares directly through the Distributor.

o if you are an employee benefit plan established for employees of the Adviser, Sub-Adviser or their affiliates.


o if you are a discretionary advised client of the Adviser and its affiliates.

o if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at net asset value are permitted by the policies of, and are made through, such person's employer.

o if you are a financial institution trust department investing an aggregate of $1 million or more in the Funds.

o if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor with respect to its use of the Funds in connection with such services.

o if you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the Statement of Additional Information for applicable restrictions. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable Fund.

o if you are an individual or entity with substantial business relationship with PBHG Funds, the Adviser or their affiliates, as determined by a Vice President or more senior officer of PBHG Funds or the Adviser and you purchase your shares directly through the Distributor.


Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, PBHG Funds may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the Statement of Additional Information for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the Statement of Additional Information for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund (each offered under a seperate prospectus). Direct purchases of PBHG Cash Reserves Fund are excluded for purposes of this calculation.

Purchasers Qualifying for Reductions in Initial Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals
o an individual, his or her spouse, or children residing in the same household,

o        any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries
o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups
o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Purchases Subject to Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges
The contingent deferred sales charge will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

o managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the Funds in connection with such services.

o on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be eligible for such privilege. See the Statement of Additional Information for more information on the reinstatement privilege.

o on purchases made in connection with the reinvestment of dividends and distributions from a Fund.

o        on exchanges of shares of certain other Funds.

o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.


CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Class C shares of Funds in the Equity and Fixed Income category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges." In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CDSC.

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions.

o        on increases in the net asset value of your shares.

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinvestment privilege.

o upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

o upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the PBHG Funds). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70.

o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC


The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, PBHG Funds will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.


BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax advisor.

MINIMUM INVESTMENTS

                                                   Initial         Additional
REGULAR ACCOUNTS                                   $ 2,500         no minimum
UNIFORM GIFTS/TRANSFER
            TO MINOR ACCOUNTS                      $   500         no minimum
TRADITIONAL IRAS                                   $ 2,000         no minimum
ROTH IRAS                                          $ 2,000         no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS               $   500         no minimum
SYSTEMATIC INVESTMENT                              $   500         $25
   PLANS(1) (SIP)

(1) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES


o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.


o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 65. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.


o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

EXCHANGES BETWEEN FUNDS


You may exchange some or all shares of a particular Class of a Fund for the same Class of another Fund that offers such Class of shares. In addition to the Funds contained in this prospectus, the Analytic Disciplined Equity Fund, Heitman REIT Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Clipper Focus Fund offer Class A and Class C Shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.


Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 58 for details of the PBHG Funds' trading guidelines and redemption fee.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

Each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of                       Tax rate for                 Tax rate for
Distribution                  15% bracket and lower        higher than 15%

Dividends Generally           Ordinary income rate         Ordinary income rate
Qualified Dividends           5%                           15%
Short-term
  Capital Gains               Ordinary income rate         Ordinary income rate
Long-term
  Capital Gains               5%                           15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.


PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, PBHG Fund Distributors and service fees to PBHG Fund Distributors, brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to PBHG Fund Distributors are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.


Revenue Sharing

Payments by PBHG Fund Distributors or its Affiliates

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this prospectus. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds on the intermediaries sales system or placing PBHG Funds on the intermediaries preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. PBHG Funds may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through intermediaries.

Payments by PBHG Funds

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --

  CLASS A
  2004**              $12.63            $(0.10) 1         --                   $(1.47)                $(1.57)               --
  2004 ++              12.03             (0.10) 1         --                     0.70                   0.60                --

  CLASS C
  2004**              $12.59            $(0.14) 1         --                   $(1.47)                $(1.61)               --
  2004 ++              12.03             (0.15) 1         --                     0.71                   0.56                --

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --


  CLASS A
  2004**              $18.32            $(0.12) 1         --                   $(1.54)                $(1.66)               --
  2004 ++              16.68             (0.13) 1         --                     1.77                   1.64                --

  CLASS C
  2004**              $18.25            $(0.19) 1         --                   $(1.52)                $(1.71)               --
  2004 ++              16.68             (0.20) 1         --                     1.77                   1.57                --



                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938

  CLASS A
  2004**               --                      --              $11.06               (12.43)%+           $       46
  2004 ++              --                      --               12.63                 4.99%+                    53

  CLASS C
  2004**               --                      --              $10.98               (12.79)%+           $       46
  2004 ++              --                      --               12.59                 4.66%+                    52

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234


  CLASS A
  2004**               --                      --              $16.66                (9.06)%+           $       50
  2004 ++              --                      --               18.32                 9.83%+                    55

  CLASS C
  2004**               --                      --              $16.54                (9.37)%+           $       50
  2004 ++              --                      --               18.25                 9.41%+                    55



                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%

  CLASS A
  2004**               1.74%*           (1.67)%*                 1.74%*                 (1.67)%*            32.94%+
  2004 ++              1.62%*           (1.57)%*                 1.63%*                 (1.58)%*            96.38%+

  CLASS C
  2004**               2.49%*           (2.42)%*                 2.49%*                 (2.42)%*            32.94%+
  2004 ++              2.37%*           (2.32)%*                 2.38%*                 (2.33)%*            96.38%+

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%


  CLASS A
  2004**               1.68%*           (1.43)%*                 1.68%*                 (1.43)%*            24.35%+
  2004 ++              1.61%*           (1.42)%*                 1.62%*                 (1.43)%*           163.61%+

  CLASS C
  2004**               2.42%*           (2.18)%*                 2.42%*                 (2.18)%*            24.35%+
  2004 ++              2.36%*           (2.17)%*                 2.37%*                 (2.18)%*           163.61%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --

  CLASS A
  2004**             $15.10             $(0.11) 1         --                  $(0.55)                $(0.66)              --
  2004 ++             13.31              (0.12) 1         --                    1.91                   1.79               --

  CLASS C
  2004**             $15.05             $(0.16) 1         --                  $(0.56)                $(0.72)2             --
  2004 ++             13.31              (0.17) 1         --                    1.91                   1.74               --

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --

  CLASS A
  2004**             $19.77             $(0.09) 1         --                  $(0.66)                $(0.75)              --
  2004 +++            17.45              (0.14) 1         --                    2.46                   2.32               --

  CLASS C
  2004**             $19.67             $(0.16) 1         --                  $(0.65)                $(0.81)              --
  2004 +++            17.45              (0.23) 1         --                    2.45                   2.22               --



                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460

  CLASS A
  2004**              --                      --              $14.44                (4.37)%+         $       54
  2004 ++             --                      --               15.10                13.45%+                  57

  CLASS C
  2004**              --                      --              $14.33                (4.78)% +        $       64
  2004 ++             --                      --               15.05                13.07%+                  57

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965

  CLASS A
  2004**              --                      --              $19.02                (3.79)%+         $       74
  2004 +++            --                      --               19.77                13.30%+                  77

  CLASS C
  2004**              --                      --              $18.86                (4.12)%+         $       60
  2004 +++            --                      --               19.67                12.72%+                  56



                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%

  CLASS A
  2004**              1.71%*             (1.42)%*               1.71%*                 (1.42)%*              20.75%+
  2004 ++             1.70%*             (1.56)%*               1.71%*                 (1.57)%*              73.65%+

  CLASS C
  2004**              2.46%*             (2.17)%*               2.46%*                 (2.17)%*              20.75%+
  2004 ++             2.45%*             (2.31)%*               2.46%*                 (2.32)%*              73.65%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%

  CLASS A
  2004**              1.58%*             (0.95)%*               1.58%*                 (0.95)%*              18.63%+
  2004 +++            1.58%*             (1.09)%*               1.59%*                 (1.10)%*              63.17%+

  CLASS C
  2004**              2.33%*             (1.70)%*               2.33%*                 (1.70)%*              18.63%+
  2004 +++            2.33%*             (1.83)%*               2.34%*                 (1.84)%*              63.17%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period           Loss              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --

  CLASS A
  2004**             $20.88         $(0.16) 1             --                  $(0.98)                $(1.14)                --
  2004 ++             19.43          (0.18) 1             --                    1.63                   1.45                 --

  CLASS C
  2004**             $20.80         $(0.23) 1             --                  $(0.98)                $(1.21)                --
  2004 ++             19.43          (0.26) 1             --                    1.63                   1.37                 --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --

  CLASS A
  2004**             $13.66         $(0.10) 1             --                  $(0.89)                $(0.99)                --
  2004 +++            11.72          (0.13) 1             --                    2.07                   1.94                 --

  CLASS C
  2004**             $13.59         $(0.14) 1             --                  $(0.89)                $(1.03)                --
  2004 +++            11.72          (0.19) 1             --                    2.06                   1.87                 --




                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298

  CLASS A
  2004**                --                      --              $19.74                (5.46)%+         $       51
  2004 ++               --                      --               20.88                 7.46%+                  54

  CLASS C
  2004**                --                      --              $19.59                (5.82)%+         $       50
  2004 ++               --                      --               20.80                 7.05%+                  54

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225

  CLASS A
  2004**                --                      --              $12.67                (7.25)%+         $       54
  2004 +++              --                      --               13.66                16.55%+                  65

  CLASS C
  2004**                --                      --              $12.56                (7.58)%+         $       54
  2004 +++              --                      --               13.59                15.96%+                  58



                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%

  CLASS A
  2004**               1.77%*             (1.58)%*               1.77%*           (1.58)%*              67.29%+
  2004 ++              1.76%*             (1.68)%*               1.77%*           (1.69)%*             179.85%+

  CLASS C
  2004**               2.52%*             (2.33)%*               2.52%*           (2.33)%*              67.29%+
  2004 ++              2.51%*             (2.43)%*               2.52%*           (2.44)%*             179.85%+

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%

  CLASS A
  2004**               1.75%*             (1.51)%*               1.90%*           (1.66)%*              40.99%+
  2004 +++             1.75%*             (1.43)%*               1.87%*           (1.55)%*              96.80%+

  CLASS C
  2004**               2.50%*             (2.26)%*               2.65%*           (2.41)%*              40.99%+
  2004 +++             2.50%*             (2.18)%*               2.62%*           (2.30)%*              96.80%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --

  CLASS A
  2004**             $17.17         $(0.07) 1             --                  $(0.35)             $(0.42)                   --
  2004 ++             14.79          (0.03) 1             --                    2.41                2.38                    --

  CLASS C
  2004**             $17.10         $(0.13) 1             --                  $(0.34)             $(0.47)                   --
  2004 ++             14.79          (0.09) 1             --                    2.40                2.31                    --

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)


  CLASS A
  2004**             $11.92          $0.01 1              --                  $(0.19)             $(0.18)                   --
  2004 ++             11.08           0.05 1              --                    0.93                0.98                $(0.14)

  CLASS C
  2004**             $11.89         $(0.04) 1             --                  $(0.18)             $(0.22)                   --
  2004 ++             11.08           0.01 1              --                    0.92                0.93                $(0.12)



                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556

  CLASS A
  2004**                   --                    --            $16.75        (2.45)%+           $     57
  2004 ++                  --                    --             17.17        16.09%+                  58

  CLASS C
  2004**                   --                    --            $16.63        (2.75)%+           $     56
  2004 ++                  --                    --             17.10        15.62%+                  58

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922


  CLASS A
  2004**                   --                    --            $11.74        (1.51)%+           $     54
  2004 ++                  --                $(0.14)            11.92         8.91%+                  54

  CLASS C
  2004**                   --                    --            $11.67        (1.85)%+           $     53
  2004 ++                  --                $(0.12)            11.89         8.49%+                  54



                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%

  CLASS A
  2004**               1.75%*             (0.82)%*               1.97%*                 (1.04)%*             114.33%+
  2004 ++              1.77%*             (0.36)%*               1.85%*                 (0.44)%*             240.63%+

  CLASS C
  2004**               2.50%*             (1.58)%*               2.72%*                 (1.80)%*             114.33%+
  2004 ++              2.52%*             (1.11)%*               2.60%*                 (1.19)%*             240.63%+

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%


  CLASS A
  2004**               1.48%*              0.09%*                1.48%*                  0.09%*               94.10%+
  2004 ++              1.45%*              0.86%*                1.46%*                  0.85%*              252.96%+

  CLASS C
  2004**               2.23%*             (0.66)%*               2.23%*                 (0.66)%*              94.10%+
  2004 ++              2.20%*              0.11%*                2.21%*                  0.10%*              252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --


  CLASS A
  2004**             $17.90         $(0.06) 1             --                  $(0.29)                $(0.35)             --
  2004 +++            14.59          (0.08) 1             --                    3.39                   3.31              --

  CLASS C
  2004**             $17.82         $(0.12) 1             --                  $(0.29)                $(0.41)             --
  2004 +++            14.59          (0.16) 1             --                    3.39                   3.23              --

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --


  CLASS A
  2004**             $20.27         $(0.13) 1             --                  $(0.84)                $(0.97)             --
  2004 ++             16.80          (0.11) 1             --                    3.58                   3.47              --

  CLASS C
  2004**             $20.19         $(0.20) 1             --                  $(0.83)                $(1.03)             --
  2004 ++             16.80          (0.18) 1             --                    3.57                   3.39              --



                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690


  CLASS A
  2004**              --                      --              $17.55                (1.96)%+         $      229
  2004 +++            --                      --               17.90                22.69%+                 191

  CLASS C
  2004**              --                      --              $17.41                (2.30)%+         $       98
  2004 +++            --                      --               17.82                22.14%+                  92

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634

  CLASS A
  2004**              --                      --              $19.30                (4.79)%+         $       68
  2004 ++             --                      --               20.27                20.65%+                  60

  CLASS C
  2004**              --                      --              $19.16                (5.10)%+         $       62
  2004 ++             --                      --               20.19                20.18%+                  60



                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%


  CLASS A
  2004**               1.60%*          (0.66)%*               1.60%*                 (0.66)%*              62.74%+
  2004 +++             1.62%*          (0.69)%*               1.63%*                 (0.70)%*             143.80%+

  CLASS C
  2004**               2.35%*          (1.42)%*               2.35%*                 (1.42)%*              62.74%+
  2004 +++             2.37%*          (1.43)%*               2.38%*                 (1.44)%*             143.80%+

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%


  CLASS A
  2004**               1.75%*          (1.34)%*               1.88%*                 (1.47)%*              47.65%+
  2004 ++              1.74%*          (1.16)%*               1.83%*                 (1.25)%*             116.57%+

  CLASS C
  2004**               2.50%*          (2.09)%*               2.63%*                 (2.22)%*              47.65%+
  2004 ++              2.49%*          (1.91)%*               2.58%*                 (2.00)%*             116.57%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------




-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --


  CLASS A
  2004**             $10.75       $(0.08) 1          --             $(0.79)                  $(0.87)               --
  2004 ++              9.69        (0.08) 1          --               1.14                     1.06                --

  CLASS C
  2004**             $10.71       $(0.12) 1          --             $(0.78)                  $(0.90)               --
  2004 ++              9.69        (0.13) 1          --               1.15                     1.02                --



                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946


  CLASS A
  2004**                   --              --                --          $ 9.88        (8.09)%+         $       51
  2004 ++                  --              --                --           10.75        10.94%+                  55

  CLASS C
  2004**                   --              --                --          $ 9.81        (8.40)%+         $       51
  2004 ++                  --              --                --           10.71        10.53%+                  55



                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%


  CLASS A
  2004**                1.87%*             (1.63)%*             1.87%*                (1.63)%*               39.97%+
  2004 ++               1.86%*             (1.56)%*             1.87%*                (1.57)%*              135.24%+

  CLASS C
  2004**                2.62%*             (2.38)%*             2.62%*                (2.38)%*               39.97%+
  2004 ++               2.61%*             (2.31)%*             2.62%*                (2.32)%*              135.24%+



The accompanying notes are an integral part of the financial statements.

*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
++    Class A and Class C shares commenced operations on September 30, 2003.
+++   Class A and Class C shares commenced operations on July 31, 2003.
^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the Fund would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.
1     Per share calculations were performed using average shares for the period.


Amounts designated as "--" are either $0 or have been rounded to $0.

fOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-PBHGNOW.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.



The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at WWW.PBHGFUNDS.COM. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.


INVESTMENT ADVISER
Liberty Ridge Capital, Inc.
DISTRIBUTOR
PBHG Fund Distributors


SEC FILE NUMBER 811-04391


PBHG -- A&C PRO -- 1/05

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                             PBHG SELECT GROWTH FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                                                               March __, 2005
Dear Shareholder:

         Enclosed is a proxy statement and prospectus seeking your approval of a proposed combination of PBHG Select Growth Fund ("Select Growth Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), with PBHG Large Cap Growth Concentrated Fund ("Large Cap Growth Concentrated Fund"), which is also an investment portfolio of PBHG Funds.

         Large Cap Growth Concentrated Fund and Select Growth Fund have the same investment objective. Both funds seek long-term growth of capital. Large Cap Growth Concentrated Fund, a non-diversified fund, seeks to meet its objective by investing at least 80% of its total assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. Select Growth Fund seeks to meet its objective by investing at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") serves as the investment adviser to both funds.

         Liberty Ridge Capital and the Board of Trustees of PBHG Funds have undertaken a review of the PBHG Funds and concluded that it is appropriate to reduce the number of PBHG Funds that compete for limited shareholder assets by consolidating certain funds with similar investment objectives and strategies. Both funds' net assets have declined in recent periods and combining the funds should provide a more stable base of assets for management because daily purchases and redemptions should have a less significant impact on the combined fund. In addition, Large Cap Growth Concentrated Fund's performance has been stronger than Select Growth Fund and the total annual operating expenses of Large Cap Growth Concentrated Fund are lower than those of Select Growth Fund.

         After considering various alternatives, the Board of Trustees concluded that combining Select Growth Fund with Large Cap Growth Concentrated Fund would serve the best interests of Select Growth Fund and its shareholders. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the two funds for your evaluation.

         You are being asked to approve a Plan of Reorganization for Select Growth Fund which provides for the reclassification and change of the outstanding shares of Select Growth Fund into shares of Large Cap Growth Concentrated Fund based upon their respective net asset values. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

         YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also vote your shares on the web at http://www.proxyvote.com by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                                  Sincerely,



                                                  Leigh A. Wilson
                                                  Chairman

                             PBHG SELECT GROWTH FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PBHG Select Growth Fund ("Select Growth Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), will be held at the offices of Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on April 21, 2005, at 10:00 a.m. local time, for the following purposes:

     1. To approve a Plan of Reorganization (the "Plan of Reorganization") for Select Growth Fund and the consummation of the transactions contemplated therein. The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Select Growth Fund shares into shares of PBHG Large Cap Growth Concentrated Fund ("Large Cap Growth Concentrated Fund") of the same classes (the "Reorganization"). The value of each Select Growth Fund shareholder's account with Large Cap Growth Concentrated Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Select Growth Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

                  Shareholders of record as of the close of business on February 18, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF PBHG FUNDS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO VOTE YOUR SHARES BY THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE WEB AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO PBHG FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                                   John M. Zerr
                                                   Secretary
March ___, 2005

                             PBHG SELECT GROWTH FUND
                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                               EACH A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051



                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: March __, 2005

         This document is being furnished to you in connection with the Special Meeting of Shareholders of PBHG Select Growth Fund ("Select Growth Fund"), an investment portfolio of PBHG Funds, a Delaware statutory trust ("PBHG Funds"), to be held on April 21, 2005 (the "Special Meeting"). At the Special Meeting, you will be asked to elect trustees to consider and approve a Plan of Reorganization (the "Plan of Reorganization") for Select Growth Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus. THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF SELECT GROWTH FUND SHAREHOLDERS.

         The Plan of Reorganization provides for the reclassification of the shares of Select Growth Fund and the change of the outstanding shares of Select Growth Fund into shares of PBHG Large Cap Growth Concentrated Fund ("Large Cap Growth Concentrated Fund") based upon the net asset values of the two funds. All of the assets and liabilities of Select Growth Fund will become assets and liabilities of Large Cap Growth Concentrated Fund, and PBHG Class shares of Select Growth Fund will be reclassified as PBHG Class shares of Large Cap Growth Concentrated Fund, Class A shares of Select Growth Fund will be reclassified as Class A shares of Large Cap Growth Concentrated Fund and Class C shares of Select Growth Fund will reclassified as Class C shares of Large Cap Growth Concentrated Fund. The value of your account with Large Cap Growth Concentrated Fund immediately after the Reorganization will be the same as the value of your account with Select Growth Fund immediately before the Reorganization.

         Large Cap Growth Concentrated Fund is a non-diversified investment portfolio of PBHG Funds, an open-end, series management investment company. The investment objectives of Large Cap Growth Concentrated Fund and Select Growth Fund are the same. Both funds seek long-term growth of capital. Large Cap Growth Concentrated Fund seeks to meet its objective by investing at least 80% of its total assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. Select Growth Fund seeks to meet its objective by investing at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") serves as the investment adviser to both funds.

         Effective December 9, 2004, the Board of Trustees changed the name of the PBHG Large Cap 20 Fund to PBHG Large Cap Growth Concentrated Fund. The Board also changed the fund's investment strategies so that Large Cap Growth Concentrated Fund invests at least 80% of its assets in growth securities of no more than 30 large capitalization companies. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth the information that you should know before voting on the Plan of Reorganization. It should be read and retained for future reference. The Statement of Additional Information related to this Proxy Statement/Prospectus, dated March __, 2005, is available on request and without charge by contacting PBHG Funds at the address or telephone number below, and is hereby incorporated by reference.

         The current prospectus for PBHG Class shares of both Select Growth Fund and Large Cap Growth Concentrated Fund and the current prospectus for Class A and Class C shares for both Select Growth Fund and Large Cap Growth Concentrated Fund, each dated January 14, 2005, together with the related Statements of Additional Information for PBHG Class, and Class A and Class C shares of both Select Growth Fund and Large Cap Growth Concentrated Fund also dated January 14, 2005 are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus for PBHG Class shares of PBHG Funds is included as Appendix II to this Proxy Statement/Prospectus. A copy of the current prospectus for Class A and Class C shares of PBHG Funds is included as Appendix III to this Proxy Statement/Prospectus. These documents, as well as the most recent annual report and semi-annual report for PBHG Funds, are available without charge by writing to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling (800) 433-0051. The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about Select Growth Fund and Large Cap Growth Concentrated Fund on the Web at http://www.pbhgfunds.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                            [END OF FRONT COVER PAGE]

                                   PBHG FUNDS

                                TABLE OF CONTENTS


                                                                                                 Page

INTRODUCTION........................................................................................1
APPROVAL OF PLAN OF REORGANIZATION..................................................................3
SUMMARY.............................................................................................3
         Reorganization.............................................................................3
         Background and Reasons for the Reorganization..............................................3
         Comparison of Large Cap Growth Concentrated Fund and Select Growth Fund....................5
ANNUAL FUND OPERATING EXPENSES*.....................................................................9
RISK FACTORS.......................................................................................11
         Comparative Risks.........................................................................11
         Risks Associated with Large Cap Growth Concentrated Fund..................................11
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.....................................12
         Investment Objectives.....................................................................12
         Investment Policies.......................................................................12
         Investment Restrictions...................................................................13
FINANCIAL HIGHLIGHTS...............................................................................13
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION............................................17
         The Reorganization........................................................................17
         Board Considerations......................................................................17
         Other Terms...............................................................................19
         Federal Income Tax Consequences...........................................................20
         Capital Loss Carryforward.................................................................21
CAPITALIZATION.....................................................................................22
ADDITIONAL INFORMATION ABOUT THE FUNDS.............................................................23
         Investment Management.....................................................................23
RIGHTS OF SHAREHOLDERS.............................................................................23
OWNERSHIP OF SELECT GROWTH FUND AND LARGE CAP GROWTH CONCENTRATED FUND SHARES......................23
         Significant Holders.......................................................................23
         Ownership of Trustees and Officers........................................................24
LEGAL MATTERS......................................................................................24
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION......................................24
ADDITIONAL INFORMATION ABOUT Large Cap Growth Concentrated Fund....................................25

APPENDIX I.....................................................................Plan of Reorganization
APPENDIX II.............................................Prospectus of PBHG Class shares of PBHG Funds
APPENDIX III...................................Prospectus of Class A and Class C shares of PBHG Funds

                                       i

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by PBHG Funds' Board of Trustees for use at the Special Meeting of Shareholders of Select Growth Fund to be held at the offices of Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on April 21, 2005, at 10:00 a.m., local time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

         We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. In all cases where a telephonic proxy is solicited, the Georgeson representative will ask for each shareholder's full name and address or the zip code or employer identification number and to confirm that the shareholder has received this Proxy Statement/Prospectus and proxy card in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

         Liberty Ridge Capital, Inc. ("Liberty Ridge Capital"), the investment adviser for each fund, will reimburse Select Growth Fund and Large Cap Growth Concentrated Fund for the costs and expenses they incur in connection with the Reorganization. For Select Growth Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting and proxy solicitation costs. The cost of the solicitation of proxies is anticipated to be approximately $27,600.

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the election of the trustees and the proposal to approve the Plan of Reorganization, and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of Select Growth Fund entitled to vote at the Special Meeting will constitute a quorum.

         At the Special Meeting, a quorum being present, approval of the Plan of Reorganization requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on February 18, 2005 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were __________ PBHG Class shares, ___________ Class A shares and ___________ Class C shares of Select Growth Fund outstanding. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

         We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about March ___, 2005.

                       APPROVAL OF PLAN OF REORGANIZATION

                                     SUMMARY

REORGANIZATION

         The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Select Growth Fund shares into Large Cap Growth Concentrated Fund shares (the "Reorganization"). If shareholders of Select Growth Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of Select Growth Fund will become the assets and liabilities of Large Cap Growth Concentrated Fund, and the issued and outstanding PBHG Class, Class A and Class C shares of Select Growth Fund will be changed into PBHG Class, Class A and Class C shares, respectively, of Large Cap Growth Concentrated Fund that have a net asset value equal to the value of the Select Growth Fund net assets immediately prior to the Reorganization. The value of each Select Growth Fund shareholder's account with Large Cap Growth Concentrated Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Select Growth Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.

         We will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization - Federal Income Tax Consequences" below.

         Large Cap Growth Concentrated Fund is a non-diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Wayne, Pennsylvania (telephone:
(800) 433-0051).

BACKGROUND AND REASONS FOR THE REORGANIZATION

         The Board of Trustees of PBHG Funds, including each of the independent trustees, has determined that the reorganization of Select Growth Fund into Large Cap Growth Concentrated Fund is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

         In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

     o The compatibility of the investment objectives and principal investment strategies of the two funds.

     o The enhanced portfolio management commitment by Liberty Ridge Capital to the combined fund as a result of changing the portfolio manager in

          Select Growth Fund to the same experienced portfolio manager as Large Cap Growth Concentrated Fund.

     o Lower expense levels for the combined fund than each of the current funds resulting from Liberty Ridge Capital's commitment to expense ratio caps.

     o Liberty Ridge Capital's belief that the combined fund will have improved marketability based upon its investment focus and performance record.

     o    The potential operating efficiencies of the combined funds.

     o The tax-free nature of the Reorganization for Federal income tax purposes.

     o The undertaking by Liberty Ridge Capital to reimburse each fund for the expenses of the Reorganization.

         Over the last several months, Liberty Ridge Capital has undertaken a review of the PBHG Funds and concluded that the investment management of a number of PBHG Funds needed to be strengthened, that their investment policies, objectives and strategies needed to be more focused, and that the multiple investment funds with overlapping investment objectives and distribution efforts presented unnecessarily duplicative and confusing alternatives to current fund shareholders and future investors. As a result of Liberty Ridge Capital's review, the Board concluded that it is appropriate to consolidate certain funds with similar investment objectives and strategies. The Board concluded that Large Cap Growth Concentrated Fund and Select Growth Fund unnecessarily overlap, and combining the two funds should provide a more stable base of assets for management and distribution.

         Liberty Ridge Capital advised the Board that the total annual operating expenses of each of PBHG Class, Class A and Class C shares of Large Cap Growth Concentrated Fund are lower than the expenses of the corresponding class of shares of Select Growth Fund by 0.12%. In addition, Liberty Ridge Capital has agreed to waive fees or reimburse expenses for the combined fund so that the total annual operating expenses of the combined fund are lower than the expenses of both Select Growth Fund and Large Cap Growth Concentrated Fund. After giving effect to the Reorganization and such fee waiver, the total annual operating expenses of PBHG Class, Class A and Class C shares of Large Cap Growth Concentrated Fund are each expected to be 0.13% lower than the expenses of the corresponding class of shares of Select Growth Fund. Additionally, Large Cap Growth Concentrated Fund's performance has been better than that of Select Growth Fund.

         Liberty Ridge Capital advised the Board of Trustees that in light of Large Cap Growth Concentrated Fund's lower expenses, strengthened portfolio management, better focus in investment policies, objectives and strategies, and better historical performance, it believes that the combination of Select Growth Fund with and into Large Cap Growth Concentrated Fund would provide a more stable base of assets for investment management and should create a fund with the best chance to attract additional assets in the future.

         After considering alternatives for the future of Select Growth Fund, the Board of Trustees concluded that Select Growth Fund should be combined with Large Cap Growth Concentrated Fund.

         For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization, see "Additional Information About the Plan of Reorganization."

COMPARISON OF LARGE CAP GROWTH CONCENTRATED FUND AND SELECT GROWTH FUND

         INVESTMENT OBJECTIVE AND POLICIES

         The investment objectives of Select Growth Fund and Large Cap Growth Concentrated Fund are the same. Each fund seeks to provide investors with long-term growth of capital. In addition, the funds follow similar investment strategies to achieve their investment objectives.

         Large Cap Growth Concentrated Fund, a non-diversified fund, normally invests at least 80% of its total assets in growth securities, such as common stocks, of no more than 30 large capitalization companies.

         Select Growth Fund normally invests at least 80% of its total assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies.

         The annual portfolio turnover rate for Large Cap Growth Concentrated Fund was 73.65% for the fiscal year ended March 31, 2004. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Large Cap Growth Concentrated Fund. However, Select Growth Fund's portfolio turnover rate for the same period was 179.85%.

         INVESTMENT ADVISORY SERVICES

         Liberty Ridge Capital serves as investment adviser to both funds.

         Liberty Ridge Capital is an indirect, wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         There is no initial sales charge applicable to PBHG Class shares of either Large Cap Growth Concentrated Fund or Select Growth Fund. Both Large Cap Growth Concentrated Fund and Select Growth Fund Class A shares are sold with an initial sales charge ranging from 2.00% to 5.75% of the offering price on purchases up to $1 million. In addition, if you purchase $1,000,000 or more of Class A shares and redeem those shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption. Large Cap Growth Concentrated Fund and Select Growth Fund Class C shares have a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. For more information, see the discussion under the heading "Choosing a Share Class" in the PBHG Funds Class A and C Shares Prospectus attached as Appendix III to this Proxy Statement.

         Both Large Cap Growth Concentrated Fund and Select Growth Fund pay PBHG Fund Distributors a distribution and service fee at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares for distribution services. For more information, see the discussion under the heading "Distribution Arrangements" in the PBHG Funds Class A and C Shares Prospectus attached as part of Appendix III to this Proxy Statement.

         PERFORMANCE

         Annual total returns for the periods indicated for PBHG Class shares of Large Cap Growth Concentrated Fund are shown below. The tables also compare the average annual returns of Large Cap Growth Concentrated Fund to those of two broad based securities market indexes. Large Cap Growth Concentrated Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG Class shares. Past performance cannot guarantee comparable future results.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]
                           CALENDAR YEAR TOTAL RETURNS
                       LARGE CAP GROWTH CONCENTRATED FUND
                [YEARS]          [%]         [YEARS]       [%]
                 1997          32.96%         2001       -35.36%
                 1998          67.83%         2002       -31.43%
                 1999          102.94%        2003        32.95%
                 2000          -22.08%        2004         7.41%

         The year-to-date return of Large Cap Growth Concentrated Fund as of December 31, 2004 was 7.41%.

               BEST QUARTER:             Q4 1999     75.65%
               WORST QUARTER:            Q4 2000    -33.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                       Large Cap Growth Concentrated Fund
                    (For the periods ended December 31, 2004)

                                                                Since Inception
PBHG Class Shares                        1 Year     5 Years       (11/29/96)
-----------------                        ------     -------       ----------
Return Before-Taxes                      7.41%      -13.18%         10.23%
Return After-Taxes on Distributions      7.41%      -13.94%          9.11%
Return After-Taxes on Distributions      4.81%      -10.85%          8.90%
and Sale of Fund Shares
Class A Shares(1)
--------------
Return Before Taxes                      0.95%      -14.52%          9.02%
Class C Shares(2)
--------------
Return Before Taxes                      5.35%      -14.15%          8.99%
Russell 1000(R) Growth Index(4)          6.30%       -9.29%          4.71%
(reflects no deductions for fees,
expenses or taxes)
S&P 500 Index(3) (reflects no           10.88%      -2.30%           7.62%
deductions for fees, expenses or
taxes)

--------------
(1) The inception date of the PBHG Large Cap Growth Concentrated Fund-Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of fund shares from its inception date to December 31, 2003 were 5.10% and 3.31% respectively.
(2) The inception date of the PBHG Large Cap Growth Concentrated Fund-Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the fund's PBHG Class shares, adjusted to reflect the sales charges and higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 10.27%.
(3) The since inception returns for the Russell 2000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.


         After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts. After-tax returns are shown for PBHG Class shares only and after-tax returns for Class A and Class C shares will vary.

         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Shares of Large Cap Growth Concentrated Fund and Select Growth Fund are both distributed by PBHG Fund Distributors. Purchase and redemption procedures are the same for Large Cap Growth Concentrated Fund and Select Growth Fund. Generally, you may exchange some or all shares of a particular class of PBHG Fund for the same class of another PBHG Fund that offers such class of shares.

         OPERATING EXPENSES

         The PBHG Class shares of Large Cap Growth Concentrated Fund are a no-load investment, which means there are no fees or charges to buy or sell PBHG Class shares, to reinvest dividends or to exchange into other funds. Large Cap Growth Concentrated Fund Class A shares have an initial sales charge ranging from 2.00% to 5.75%. Large Cap Growth Concentrated Fund Class C shares have no initial sales charge but are subject to a contingent deferred sales charge of 1.00% if they are redeemed within the first 12 months.

         A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares, Class A shares and Class C shares of Large Cap Growth Concentrated Fund and Select Growth Fund are shown below. Pro forma estimated expenses of Large Cap Growth Concentrated Fund, giving effect to the Reorganization, are also provided.

14
CO_DOCS_A #154035 v1

                        ANNUAL FUND OPERATING EXPENSES*

                                                                                                 PBHG Large Cap Growth
                                                                  PBHG Large Cap Growth           Concentrated Fund
                                   PBHG Select Growth Fund          Concentrated Fund            Pro Forma Estimated
                                  ---------------------------  -----------------------------  --------------------------
                                   PBHG     Class A   Class C    PBHG    Class A   Class C     PBHG   Class A    Class C
                                   Class                        Class                         Class
                                  --------  --------- -------  --------- --------- ---------  ------- ---------  -------
SHAREHOLDER TRANSACTION
   EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
  percentage of
  offering prices).............      None       5.75%   None       None      5.75%     None         %     None      None

Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as
  applicable)..................      None       None(1) 1.00%      None      None(1)   1.00%    None      None(1)   1.00%

Redemption/Exchange Fee (as a
   percentage of amount
  redeemed or exchanged)(2)....      2.00%      2.00%      2.00%   2.00%     2.00%     2.00%    2.00%     2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees................      0.85%      0.85%   0.85%      0.85%     0.85%     0.85%    0.85%     0.85%     0.85%

Distribution and/or Service (12b-1)
  Fees.........................      None       None    0.75%      None      None       0.75%   None      None      6.75%

Other Expenses
          Service Fees.........        --       0.25%   0.25%        --      0.25%     0.25%      --      0.25%     0.25%

          Other Operating
            Expenses...........      0.72%      0.72%   0.64%      0.60%     0.60%     0.60%    0.62%     0.62%     0.62%

          Total Other Expenses.      0.72%      0.97%   0.89%      0.60%     0.85%     0.85%    0.62%     0.87%     0.87%

Total Fund Operating Expenses..      1.57%      1.82%   2.49%      1.70%     1.45%     2.45%    1.47%     1.72%     2.47%
                                    -----      -----   -----      -----     -----     -----    -----     -----      -----
Fee Waiver....................         --         --      --         --        --        --     0.03%     0.03%     0.03%

Net Expenses...................      1.57%      1.82%   2.49%      1.45%(3)  1.70%(3)  2.45%(3) 1.44%(4)   1.69%(4) 2.44%(4)
                                    ======     =====   =====      =====     =====     =====    ======    ======   ======

----------------
* Expense information in the table has been restated to reflect current fees as of October 31, 2004.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.

(2) To prevent the fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the fund for the benefit of all shareholders.

(3) You should know that for the fiscal year ending March 31, 2005, the Adviser has contractually agreed to waive that portion, if any, of the annual management fees payable by the fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares, 1.75% for Class A Shares and 2.50% for Class C Shares. Furthermore, in any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50% for PBHG Class shares, 1.75% for Class A Shares and 2.50% for Class C Shares, the fund's Board of Trustees may elect to reimburse the Adviser for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that the Adviser could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(4) You should know that for the fiscal year ending March 31, 2006, the Adviser has contractually agreed to waive that portion, if any, of the annual management fees payable by the fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.44% for PBHG Class shares, 1.69% for Class A Shares and 2.44% for Class C Shares. Furthermore, in any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.44% for PBHG Class shares, 1.69% for Class A Shares and 2.44% for Class C Shares, the fund's Board of Trustees may elect to reimburse the Adviser for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years.

Hypothetical Examples of Effect of Expenses

         These examples can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. The examples for Class A and Class C shares also assume that the Funds' operating expenses remain the same for the time periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                            ONE     TWO    THREE    FOUR     FIVE      SIX     SEVEN     EIGHT    NINE      TEN
                                           YEAR    YEARS   YEARS    YEAR     YEARS    YEARS    YEARS     YEARS    YEARS    YEARS
                                          -----    -----   -----    ----     -----    -----    -----     -----    -----   ------
PBHG SELECT GROWTH FUND
     PBHG Class shares
         Assuming complete redemption
         at end of period:.............   $160     $325    $496     $672     $855   $1,044    $1,240   $1,442   $1,651    $1,867
         Assuming no redemption:.......   $160     $325    $496     $672     $855   $1,044    $1,240   $1,442   $1,651    $1,867
     Class A shares (1):
         Assuming complete redemption
         at end of period:.............   $749     $929  $1,115   $1,306   $1,504   $1,707    $1,918   $2,135   $2,358    $2,589
         Assuming no redemption:.......   $749     $929  $1,115   $1,306   $1,504   $1,707    $1,918   $2,135   $2,358    $2,589
     Class C shares:
         Assuming complete redemption
         at end of period (2):.........   $363     $527    $799   $1,079   $1,365   $1,659    $1,959   $2,267   $2,582    $2,905
         Assuming no redemption:.......   $260     $527    $799   $1,079   $1,365   $1,659    $1,959   $2,267   $2,582    $2,905
PBHG LARGE CAP GROWTH CONCENTRATED FUND
     PBHG Class shares
         Assuming complete redemption
         at end of period:.............   $148     $300    $459     $622     $792     $968    $1,150   $1,338   $1,533    $1,735
         Assuming no redemption:.......   $148     $300    $459     $622     $792     $968    $1,150   $1,338   $1,533    $1,735
     Class A shares (1):
         Assuming complete redemption
         at end of period:.............   $738     $906  $1,080   $1,259   $1,445   $1,636    $1,834   $2,039   $2,250    $2,468
         Assuming no redemption:.......   $738     $906  $1,080   $1,259   $1,445   $1,636    $1,834   $2,039   $2,250    $2,468
     Class C shares:
         Assuming complete redemption
         at end of period (2):.........   $351     $503    $764   $1,031   $1,306   $1,587    $1,876   $2,171   $2,475    $2,786
         Assuming no redemption:.......   $248     $503    $764   $1,031   $1,306   $1,587    $1,876   $2,171   $2,475    $2,786
COMBINED FUND
     PBHG Class shares
         Assuming complete redemption
         at end of period:.............   $147     $301    $462     $628     $800     $978    $1,162   $1,353   $1,550    $1,755
         Assuming no redemption:.......   $147     $301    $462     $628     $800     $978    $1,162   $1,353   $1,550    $1,755
     Class A shares (1):
         Assuming complete redemption
         at end of period:.............   $737     $907  $1,083   $1,265   $1,452   $1,646    $1,846   $2,052   $2,266    $2,486
         Assuming no redemption:.......   $737     $907  $1,083   $1,265   $1,452   $1,646    $1,846   $2,052   $2,266    $2,486
     Class C shares:
         Assuming complete redemption
         at end of period (2):.........   $350     $504    $767   $1,036   $1,313   $1,596    $1,887   $2,185   $2,491    $2,804
         Assuming no redemption:.......   $247     $504    $767   $1,036   $1,313   $1,596    $1,887   $2,185   $2,491    $2,804

------------------
(1)      Assumes payment of maximum sales charge by the investor.
(2)      Assumes payment of applicable CDSC.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

         FURTHER INFORMATION

         Additional information concerning Large Cap Growth Concentrated Fund is contained in this Proxy Statement/Prospectus and in the current prospectuses for PBHG Funds that are included as Appendix II and Appendix III. Further information concerning Select Growth Fund can also be found in the PBHG Funds prospectuses. The cover page describes how you may obtain further information.

                                  RISK FACTORS

COMPARATIVE RISKS

         Both Large Cap Growth Concentrated Fund and Select Growth Fund seek to provide investors with long-term growth of capital. Both funds seek to achieve their investment objectives by, under normal market conditions, investing at least 80% of their assets in growth securities. The growth securities in the funds are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. In this regard, the risks of investing in the funds are similar.

         However, Large Cap Growth Concentrated Fund, a non-diversified fund, focuses its investments on growth securities whose market capitalizations are over $5 billion at the time of purchase. Select Growth Fund invests in no more than 30 large, medium or small capitalization companies. Effective December 9, 2004, PBHG Funds' Board of Trustees approved a change to Large Cap Growth Concentrated Fund's investment strategies that will allow Large Cap Growth Concentrated Fund to invest in no more than 30 large capitalization companies after the Reorganization.

         The risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. In this regard, the risks of investing in Select Growth Fund may theoretically be greater than the risks of investing in Large Cap Growth Concentrated Fund.

RISKS ASSOCIATED WITH LARGE CAP GROWTH CONCENTRATED FUND

         Large Cap Growth Concentrated Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on Large Cap Growth Concentrated Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

         The value of your investment in the Large Cap Growth Concentrated Fund may go down, which means you could lose money.

         The price of the securities in Large Cap Growth Concentrated Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

         While the growth securities in Large Cap Growth Concentrated Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, Large Cap Growth Concentrated Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

         Although Large Cap Growth Concentrated Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         Your investment in Large Cap Growth Concentrated Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other governmental agency.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

         The investment objectives of Large Cap Growth Concentrated Fund and Select Growth Fund are the same. Both funds seek to provide investors with long-term growth of capital.

INVESTMENT POLICIES

         A description of the investment policies of each of Large Cap Growth Concentrated Fund and Select Growth Fund is provided below.

         LARGE CAP GROWTH CONCENTRATED FUND

         Under normal market conditions, Large Cap Growth Concentrated Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of Large Cap Growth Concentrated Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Large Cap Growth Concentrated Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Index and those on which Liberty Ridge Capital intends to focus Large Cap Growth Concentrated Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for Large Cap Growth Concentrated Fund. Generally speaking, Large Cap Growth Concentrated Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

         Effective December 9, 2004, the Board approved the change of PBHG Large Cap 20 Fund's name to PBHG Large Cap Growth Concentrated Fund as well as a change to the fund's investment strategies so that Large Cap Growth Concentrated Fund invests at least 80% of its total assets in growth securities of no more than 30 large capitalization companies.

         SELECT GROWTH FUND

         Under normal market conditions, Select Growth Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in Select Growth Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for Select Growth Fund. Generally speaking, Select Growth Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

         LARGE CAP GROWTH CONCENTRATED FUND MANAGEMENT

         Michael S. Sutton, CFA, has managed Large Cap Growth Concentrated Fund since November, 1999. Mr. Sutton is Chief Investment Officer of Liberty Ridge Capital and has managed large cap growth portfolios for over 12 years.

INVESTMENT RESTRICTIONS

         Select Growth Fund is a diversified fund and as such may not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. Large Cap Growth Concentrated Fund is a non-diversified fund and is therefore not subject to this limitation. Otherwise, Select Growth Fund and Large Cap Growth Concentrated Fund are subject to the same investment restrictions, as each is a separate series of PBHG Funds.

                              FINANCIAL HIGHLIGHTS

         Shown below are the financial highlights for PBHG Class, Class A, and Class C shares of Large Cap Growth Concentrated Fund for the fiscal years ended March 31, 2000-2004 audited by PricewaterhouseCoopers LLP and for the unaudited six-month period ended September 30, 2004. The "Report of Independent
Registered Public Accounting Firm" and financial statements are included in Large Cap Growth Concentrated Fund's annual report to shareholders for the fiscal year ended March 31, 2004. Large Cap Growth Concentrated Fund's annual report to shareholders dated March 31, 2004 and its semi-annual report to shareholders dated September 30, 2004, which contains additional unaudited financial information, are available without charge upon request made to PBHG Funds at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                       LARGE CAP GROWTH CONCENTRATED FUND
                                PBHG CLASS SHARES

                                    SIX MONTHS
                                      ENDED
                                 SEPTEMBER 30,
                                      2004
                                 (UNAUDITED)(1)(2)                            YEAR ENDED MARCH 31,
                                ------------------    -----------------------------------------------------------------
                                                       2004(1)     2003(1)        2002(1)        2001(1)         2000
                                                       -------     -------        -------        -------         ----
Net asset value, beginning of
  period........................      $15.12           $11.35      $15.15        $17.81          $44.34         $24.10
                                      ------           ------      ------        ------          ------         ------
Income from investment
operations:                            (0.09)
  Net investment loss...........       (0.09)          (0.17)      (0.09)        (0.11)           (0.12)         (0.25)
  Net gains (losses) on
  securities (both realized and
  unrealized)...................       (0.55)           3.94       (3.71)        (2.55)          (22.04)         26.26
                                       ------           ----       ------        ------          -------         -----
         Total from investment
           operations...........       (0.64)           3.77       (3.80)        (2.66)          (22.16)         26.01
                                       ------           ----       ------        ------          -------         -----
Less distributions:
  Distributions from net
investment income...............          --              --           --            --              --             --
  Distributions from capital
    gains.......................          --              --           --            --           (4.37)         (5.77)
                                                                                                 ------         ------
         Total distributions....          --              --           --            --           (4.37)         (5.77)
                                                                                                 ------         ------
         Net asset value, end
          of period.............      $14.48           $15.12      $11.35        $15.15          $17.81         $44.34
                                       -----            -----       -----         -----           -----          -----
Total return....................     (4.23)%            33.22%    (25.08)%      (14.94)%         (53.84)%       117.88%
                                     -------            ------    --------      --------        --------       -------
Ratios/supplemental data:
  Net assets, end of period
 (000s omitted).................    $191,082         $217,059    $209,192      $333,115        $501,921     $1,083,460
                                    --------         --------    --------      --------        --------     ----------
  Ratio of expenses to average
    net assets including expense
    reduction...................        1.46%            1.46%       1.48%         1.36%           1.23%          1.23%
Ratio of net investment income
  (loss) to average net assets..       (1.17)%          (1.24)%     (0.74)%       (0.66)%         (0.34)%        (0.82)%
Ratio of expenses to average
  net assets (excluding waivers
  and expense reduction) .......        1.46%             1.47%       1.48%         1.36%           1.23%          1.23%
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers and expense
  reduction)....................       (1.17)%            (1.25)%     (0.74)%      (0.67)%          (0.34)%        (0.82)%
                                     -------          -------     -------       -------         -------        -------
  Portfolio turnover rate.......      20.75%            73.65%       156.30%     152.53%         142.46%        147.35%

------------------------------
         (1) Per share calculations were performed using average shares for the period.
         (2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.

              LARGE CAP GROWTH CONCENTRATED FUND CLASS A SHARES(3)

                                         SIX MONTHS
                                           ENDED             SEPTEMBER 30,
                                        SEPTEMBER 30,        2003 THROUGH
                                           2004                MARCH 31,
                                       (UNAUDITED)(1)       (22004(1)(2)(3)
                                       ---------------      ---------------
Net asset value, beginning of period       $15.10               $13.31
                                           ------               ------
Income from investment operations:
  Net investment loss...........            (0.11)               (0.12)
  Net gains (losses) on securities
    (both realized and unrealized)          (0.55)                1.91
                                           ------                 ----
         Total from investment
           operations...........            (0.66)                1.79
                                           ------                 ----
Less distributions:
  Distributions from net investment
    income......................               --                   --
  Distributions from capital
    gains.......................               --                   --
         Total distributions....               --                   --
         Net asset value, end of
         period.................           $14.44               $15.10
Total return....................            (4.37)%              13.45%
                                          ---------             ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)....................              $54                  $57
                                              ---                  ---
  Ratio of expenses to average net
    assets including expense
reduction.......................             1.71%                1.70%
Ratio of net investment income
    (loss) to average net
     assets.....................            (1.42)%              (1.56)%
Ratio of expenses to average net
    assets (excluding waivers
    and expense reduction) .....             1.71%                1.71%
Ratio of net investment income
    (loss) to average net assets
    (excluding waivers and expense
    reduction)..................            (1.42)%              (1.57)%
                                          -------              -------
  Portfolio turnover rate.......            20.75%               73.65%

------------------------------
         (1) Per share calculations were performed using average shares for the period.
         (2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.
         (3)      Class A shares commenced operation on September 30, 2003.

              LARGE CAP GROWTH CONCENTRATED FUND CLASS C SHARES(3)

                                         SIX MONTHS
                                           ENDED             SEPTEMBER 30,
                                        SEPTEMBER 30,        2003 THROUGH
                                           2004                MARCH 31,
                                       (UNAUDITED)(1)       (22004(1)(2)(3)
                                       ---------------      ---------------
Net asset value, beginning of
  period........................           $15.05               $13.31
                                           ------               ------
Income from investment operations:
  Net investment loss...........            (0.16)               (0.17)

  Net gains (losses) on securities
    (both realized and
    unrealized..................            (0.56)                1.91
                                           ------               ------
         Total from investment
           operations...........            (0.72)                1.74
                                           ------               ------
Less distributions:
  Distributions from net investment
    income......................               --                   --
  Distributions from capital
    gains.......................               --                   --
         Total distributions....               --                   --
         Net asset value, end of
         period.................            14.33                15.05
Total return....................            (4.78)%              13.07%
                                           ------               ------
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)....................              $64                  $57
                                           ------               ------
  Ratio of expenses to average net
    assets......................             2.46%                2.45%
Ratio of net investment income
    (loss) to average net
    assets......................            (2.17)%              (2.31)%
Ratio of expenses to average net
    assets (excluding waivers and
    expense reduction)..........             2.46%                2.46%
Ratio of net investment income
    (loss) to average net assets
    (excluding waivers and expense
    reduction)..................            (2.17)%              (2.32)%
                                           ------               ------
  Portfolio turnover rate.......            20.75%               73.65%

------------------------------
(1) Per share calculations were performed using average shares for the period.
(2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.
(3)      Class C shares commenced operation on September 30, 2003.

             ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Pursuant to the Plan of Reorganization the issued and outstanding PBHG Class, Class A and Class C shares of Select Growth Fund will become PBHG Class, Class A and Class C shares of Large Cap Growth Concentrated Fund. This means that PBHG Class, Class A and Class C shares of Select Growth Fund will be changed into PBHG Class, Class A and Class C shares, respectively, of Large Cap Growth Concentrated Fund having an aggregate net asset value equal to the net asset value of Select Growth Fund immediately prior to the Reorganization. To complete the reclassification, PBHG Funds will credit shares of Large Cap Growth Concentrated Fund to Select Growth Fund's shareholders. The value of each Select Growth Fund shareholder's account with Large Cap Growth Concentrated Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Select Growth Fund immediately prior to the Reorganization. Shareholders will not pay any sales charge in connection with the Reorganization.

         All of the assets and liabilities of Select Growth Fund will become assets and liabilities of Large Cap Growth Concentrated Fund.

         Each share of Large Cap Growth Concentrated Fund entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder, to participate equally in dividends and distributions declared by the Board of Trustees with respect to a class of shares of Large Cap Growth Concentrated Fund and, upon liquidation of Large Cap Growth Concentrated Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of Large Cap Growth Concentrated Fund have proportionately the same rights, including voting rights as are provided for full shares.

         Consummation of the Reorganization is expected to occur on March 30, 2005, at 4:30 p.m. Eastern Standard Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on that day.

BOARD CONSIDERATIONS

         The Board of Trustees of PBHG Funds determined that the proposed Reorganization of Select Growth Fund is in the best interests of the shareholders of Select Growth Fund and Large Cap Growth Concentrated Fund, and recommended approval of the Plan of Reorganization by Select Growth Fund shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

         At a meeting of the Board of Trustees held on December 8, 2004, Liberty Ridge Capital proposed that the Board of Trustees approve the proposed Reorganization of Select Growth Fund. The Trustees received from Liberty Ridge Capital written materials that described the structure and tax consequences of the proposed Reorganization and contained information concerning Select Growth Fund and Large Cap Growth Concentrated Fund, including changes to portfolio management staffing, comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         Liberty Ridge Capital proposed the Reorganization in connection with its review of the investment products PBHG Funds offers. Liberty Ridge Capital recommended to the Board that it consolidate certain funds within the PBHG Funds complex that have similar investment objectives and strategies.

         Over the last several months, Liberty Ridge Capital has undertaken a review of the PBHG Funds and concluded that the investment management of a number of PBHG Funds needed to be strengthened, that their investment policies, objectives and strategies needed to be more focused, and the multiple investment funds overlapping in objectives and distribution presented unnecessarily duplicative and confusing alternatives to current fund shareholders and future investors. As a result of Liberty Ridge Capital's review, the Board concluded that it is appropriate to consolidate certain funds with similar investment objectives and strategies. The Board concluded that Large Cap Growth Concentrated Fund and Select Growth Fund have such overlapping issues, and combining the two funds should provide a more stable base of assets for management.

         The Board considered that the assets of both Select Growth Fund and Large Cap Growth Concentrated Fund have declined in recent periods. The combined assets of the two funds should provide a more stable base of assets for management because daily purchases and redemptions should have a less significant impact on the combined fund.

         The information provided to the Board of Trustees demonstrated that the net assets of Select Growth Fund have declined from a high of approximately $1.1 billion to approximately $200 million as of October 31, 2004. Similarly, the net assets of Large Cap Growth Concentrated Fund have declined from a high of approximately $1.7 billion to approximately $191 million as of that same date. In addition, Large Cap Growth Concentrated Fund has a better performance history than Select Growth Fund. The Board of Trustees considered the following performance information for PBHG Class shares as of November 30, 2004:

                                                                                   Since Large Cap Growth
                         Past 1     Past 2     Past 3       Past 4     Past 5        Concentrated Fund's
                          Year       Years      Years       Years       Years       Inception (11/29/96)
                          ----       -----      -----       -----       -----       --------------------
  Select Growth Fund     -0.51%      11.29%     -4.41%     -15.48%      -9.92%           3.02%
  Large Cap Growth
  Concentrated Fund       6.72%      15.80%     -1.70%     -11.60%      -8.40%           10.15%

         The Board of Trustees noted that Large Cap Growth Concentrated Fund's ratio of expenses to net assets is lower than that of Select Growth Fund. The total annual operating expenses of each of PBHG Class, Class A and Class C shares of Large Cap Growth Concentrated Fund after the Reorganization are expected to be 0.13% lower than the total annual operating expenses of the corresponding class of shares Select Growth Fund. The Board also noted that the expenses of each class of shares of Large Cap Growth Concentrated Fund are expected to increase slightly by 0.02% as a result of the Reorganization due to increased transfer agency expenses. To offset this increase, Liberty Ridge Capital has agreed to waive fees or reimburse expenses so that the total annual operating expenses of the combined fund are expected to be 0.01% lower than the expenses of Large Cap Growth Concentrated Fund.

         The Board of Trustees further noted that the value of each shareholder's account with Large Cap Growth Concentrated Fund immediately after the Reorganization will be the same as the value of that shareholder's account with Select Growth Fund immediately prior to the Reorganization, meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Large Cap Growth Concentrated Fund acquired by the shareholders of Select Growth Fund in connection with the Reorganization. The Board also noted that Liberty Ridge Capital has agreed to reimburse Select Growth Fund and Large Cap Growth Concentrated Fund for costs and expenses they incur in connection with the Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the Plan of Reorganization. The Board of Trustees noted that Select Growth Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Select Growth Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganization will not dilute the interests of Select Growth Fund or Large Cap Growth Concentrated Fund shareholders and is in the best interests of shareholders of Select Growth Fund and Large Cap Growth Concentrated Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the Plan of Reorganization by the shareholders at the Special Meeting.

OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

     o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;

     o The Plan of Reorganization and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by Select Growth Fund shareholders present at the Special Meeting;

     o The net assets of Select Growth Fund to be acquired by Large Cap Growth Concentrated Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Select Growth Fund immediately prior to the reclassification;

     o The dividend or dividends as described in the Plan of Reorganization shall have been declared;

     o PBHG Funds shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of Select Growth Fund will recognize no gain or loss to the extent that they receive shares of Large Cap Growth Concentrated Fund in exchange for their shares of Select Growth Fund in accordance with the Plan of Reorganization; and

     o PBHG Funds shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to PBHG Funds, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of Select Growth Fund.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     o No gain or loss will be recognized by Select Growth Fund upon the reclassification of its assets to Large Cap Growth Concentrated Fund;

     o No gain or loss will be recognized by any shareholder of Select Growth Fund upon the exchange of shares of Select Growth Fund solely for shares of Large Cap Growth Concentrated Fund;

     o The tax basis of the shares of Large Cap Growth Concentrated Fund to be received by a shareholder of Select Growth Fund will be the same as the tax basis of the shares of Select Growth Fund surrendered in exchange therefor;

     o The holding period of the shares of Large Cap Growth Concentrated Fund to be received by a shareholder of Select Growth Fund will include the holding period for which such shareholder held the shares of Select

          Growth Fund exchanged therefor, provided that such shares of Select Growth Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

     o No gain or loss will be recognized by Large Cap Growth Concentrated Fund upon the issuance of its shares as consideration for the reclassification of the assets of Select Growth Fund as part of the assets of Large Cap Growth Concentrated Fund;

     o The tax basis of the assets of Select Growth Fund in the hands of Large Cap Growth Concentrated Fund will be the same as the tax basis of such assets in the hands of Select Growth Fund immediately prior to the Reorganization;

     o The holding period of the assets of Select Growth Fund to be received by Large Cap Growth Concentrated Fund will include the holding period of such assets in the hands of Select Growth Fund immediately prior to the Reorganization; and

     o Pursuant to Sections 381(a) and (b) of the Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of Select Growth Fund will end on the date the Reorganization is consummated and Large Cap Growth Concentrated Fund will succeed to and take into account the items of Select Growth Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

         PBHG Funds has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to closing, BSA&I will render a favorable opinion to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by PBHG Funds upon which BSA&I will rely in rendering its opinion. The conclusions reached in BSA&I's opinion could be jeopardized if the representations of PBHG Funds are incorrect in any material respect.

CAPITAL LOSS CARRYFORWARD

         Select Growth Fund has capital loss carryforwards available to offset future capital gains of approximately $1,196,040 as of March 31, 2004. Absent realized capital gain net income, approximately $192,159, $877,967 and $125, 914 of these capital loss carryforwards will expire in the fiscal years ending March 31, 2009, 2010 and 2011, respectively. Under Section 381 of the Code, Large Cap Growth Concentrated Fund will succeed to the capital loss carryforwards of Select Growth Fund if, as described above, the transfer of the assets of Select Growth Fund to Large Cap Growth Concentrated Fund qualifies as a "reorganization" under Section 368(a) of the Code. No additional limitation will be imposed on the utilization of these capital loss carryforwards by Large Cap Growth Concentrated Fund if the Reorganization is consummated.

         Large Cap Growth Concentrated Fund had capital loss carryforwards available to offset future capital gains of approximately $358,125,277 as of March 31, 2004. Absent realized capital gain net income, approximately $252,728,429 and $105,396,848 of these capital loss carryforwards will expire in the fiscal years ending March 31, 2010 and 2011, respectively. However, because of limitations imposed under Section 382 of the Code, Large Cap Growth

Concentrated Fund will not be able to utilize approximately $303,162,493 of such capital loss carryforwards prior to their expiration if the Reorganization is consummated.

         THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF SELECT GROWTH FUND. SELECT GROWTH FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                                 CAPITALIZATION

         The following table sets forth as of September 30, 2004, (i) the capitalization of Large Cap Growth Concentrated Fund PBHG Class shares, (ii) the capitalization of Select Growth Fund PBHG Class shares and (iii) the pro forma capitalization of Large Cap Growth Concentrated Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Plan of
Reorganization:

                                                                                         LARGE CAP GROWTH
                                         LARGE CAP GROWTH                             CONCENTRATED FUND PBHG
                                        CONCENTRATED FUND      SELECT GROWTH FUND              CLASS
                                        PBHG CLASS SHARES       PBHG CLASS SHARES            PRO FORMA
                                        -----------------      ------------------     ----------------------
Net Assets                                  $191,081,697            $199,585,991             $390,667,688
Shares Outstanding                          $ 13,200,797            $ 10,084,414             $ 26,979,813
Net Asset Value Per Shares                  $      14.48            $      19.79             $      14.48


         The following table sets forth as of September 30, 2004, (i) the capitalization of Large Cap Growth Concentrated Fund Class A shares, (ii) the capitalization of Select Growth Fund Class A shares and (iii) the pro forma capitalization of Large Cap Growth Concentrated Fund Class A shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                                         LARGE CAP GROWTH
                                         LARGE CAP GROWTH                                CONCENTRATED FUND
                                        CONCENTRATED FUND      SELECT GROWTH FUND             CLASS A
                                          CLASS A SHARES         CLASS A SHARES              PRO FORMA
                                        -----------------      ------------------     ----------------------
Net Assets                                  $54,237                 $50,792                  $105,029
Shares Outstanding                          $ 3,757                 $ 2,573                  $  7,273
Net Asset Value Per Shares                  $ 14.44                 $ 19.74                  $  14.44


         The following table sets forth as of September 30, 2004 (i) the capitalization of Large Cap Growth Concentrated Fund Class C shares, (ii) the capitalization of Select Growth Fund Class C shares and (iii) the pro forma capitalization of Large Cap Growth Concentrated Fund Class C shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:

                                                                                         LARGE CAP GROWTH
                                         LARGE CAP GROWTH                                CONCENTRATED FUND
                                        CONCENTRATED FUND      SELECT GROWTH FUND             CLASS C
                                          CLASS C SHARES         CLASS C SHARES              PRO FORMA
                                        -----------------      ------------------     ----------------------
Net Assets                                  $63,913                 $50,411                  $114,325
Shares Outstanding                          $ 4,460                 $ 2,573                  $  7,978
Net Asset Value Per Shares                  $ 14.33                 $ 19.59                  $  14.33


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         Liberty Ridge Capital will continue to serve as investment adviser to Large Cap Growth Concentrated Fund pursuant to an investment advisory agreement. Pursuant to the investment advisory agreement, Liberty Ridge Capital will provide a program of continuous investment management for Large Cap Growth Concentrated Fund, and make investment decisions and place orders to purchase and sell securities for Large Cap Growth Concentrated Fund in accordance with its investment objective, policies and limitations. For its services, Liberty Ridge Capital is entitled to an annual management fee in the amount of 0.85% of the fund's average daily net assets.

                             RIGHTS OF SHAREHOLDERS

         Select Growth Fund and Large Cap Growth Concentrated Fund are each separate series of shares of beneficial interest of PBHG Funds, a Delaware statutory trust. Since both funds are part of the same entity, there are no differences in shareholder's rights.

  OWNERSHIP OF SELECT GROWTH FUND AND LARGE CAP GROWTH CONCENTRATED FUND SHARES

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of January __, 2005, to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Select Growth Fund:

                               SELECT GROWTH FUND

                                                                       PERCENT
                                         NUMBER OF SHARES               RECORD
NAME AND ADDRESS                               OWNED                  OWNERSHIP*
----------------                         ----------------             ----------



----------------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of January __, 2005 to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Large Cap Growth Concentrated
Fund:


                       LARGE CAP GROWTH CONCENTRATED FUND

                                                                       PERCENT
                                         NUMBER OF SHARES               RECORD
NAME AND ADDRESS                               OWNED                  OWNERSHIP*
----------------                         ----------------             ----------


----------------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

OWNERSHIP OF TRUSTEES AND OFFICERS

         To the best of PBHG Funds' knowledge, the beneficial ownership of shares of Large Cap Growth Concentrated Fund or of Select Growth Fund by PBHG Funds' trustees and officers as a group constituted less than 1% of the outstanding shares of each such fund as of the date of this Proxy
Statement/Prospectus.

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of Large Cap Growth Concentrated Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current prospectus and statement of additional information relating to both Select Growth Fund and Large Cap Growth Concentrated Fund is Registration No. 2-99810.

         PBHG Funds is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to Large Cap Growth Concentrated Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds and other registrants that file electronically with the SEC.

         ADDITIONAL INFORMATION ABOUT LARGE CAP GROWTH CONCENTRATED FUND

         For more information with respect to PBHG Funds and Large Cap Growth Concentrated Fund concerning the following topics, please refer to the current prospectus of Large Cap Growth Concentrated Fund included as Appendix II as indicated: (i) see the discussion "Performance Information" and "Fees and Expenses" and "Example" for further information regarding Large Cap Growth Concentrated Fund performance and expenses; (ii) see the discussion "The Investment Adviser" for further information regarding management of Large Cap Growth Concentrated Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                                   SCHEDULE A

                        SECURITY OWNERSHIP OF MANAGEMENT

         To the best knowledge of PBHG Funds, the following table sets forth certain information regarding the ownership, as of January ___, 2005, of shares of beneficial interest of each class of Large Cap Growth Concentrated Fund and Select Growth Fund by the Trustees, nominees, and current executive officers of PBHG Funds. No information is given if a trustee, nominee or current executive officer held no shares of any or all classes of such fund as of January ___, 2005.


                                                  NUMBER OF SHARES
                                        FUND AND    OF THE FUNDS      PERCENT OF
    NAME OF TRUSTEE/NOMINEE/OFFICER      CLASS    OWNED BENEFICIALLY    CLASS*
    -------------------------------     --------  ------------------    -----
Leigh A. Wilson.....................
John R. Bartholdson.................
Jettie M. Edwards...................
Albert A. Miller....................
David J. Bullock....................
Lee T. Cummings.....................
Edward J. Veilleux..................
Jon M. Zerr.........................
Robert E. Putney, III...............
Brian C. Dillon.....................
Stephen F. Panner...................
William P. Schanne..................
All Trustees, nominees, and current
executive officers as a group.......

-----------
* To the best knowledge of PBHG Funds, the ownership of shares of Large Cap Growth Concentrated Fund and Select Growth Fund by Trustees, nominees and current executive officers of PBHG Funds as a group constituted less than 1% of each class of such fund as of January ___, 2005.

                                   SCHEDULE B

                        TRUSTEE OWNERSHIP OF FUND SHARES

         The table below provides the dollar range of shares of Select Growth Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of January ___, 2005.

--------------------------------------------------------------------------------
NAME OF TRUSTEE        DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE
                       SECURITIES IN THE FUNDS           OF EQUITY SECURITIES IN
                                                         ALL REGISTERED
                                                         INVESTMENT COMPANIES IN
                                                         THE PBHG FAMILY COMPLEX
                                                         OVERSEEN BY TRUSTEES
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Leigh A. Wilson
--------------------------------------------------------------------------------
John R. Bartholdson
--------------------------------------------------------------------------------
Jettie M. Edwards
--------------------------------------------------------------------------------
Albert A. Miller
--------------------------------------------------------------------------------

APPENDIX I


                             PLAN OF REORGANIZATION
                                       for
                             PBHG SELECT GROWTH FUND
                           an Investment Portfolio of
                                   PBHG Funds

         This Plan of Reorganization provides for the reorganization of PBHG Select Growth Fund (the "Select Growth Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund"), also an investment portfolio of the Trust. The Large Cap Growth Concentrated Fund is sometimes referred to herein as the "Surviving Fund," and the Select Growth Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of Class A, Class C and PBHG Class shares;

         WHEREAS, the Large Cap Growth Concentrated Fund has outstanding Class A, Class C , PBHG Class and Advisor Class shares and the Select Growth Fund has outstanding Class A, Class C and PBHG Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the Select Growth Fund as shares of the Large Cap Growth Concentrated Fund in the manner described below.

         NOW, THEREFORE, the Select Growth Fund shall be reorganized into the Large Cap Growth Concentrated Fund on the following terms and conditions.

         1. Plan of Reorganization.

            (a) Reclassification of Shares. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class, Class A and Class C shares of the Select Growth Fund shall be reclassified and changed into and become PBHG Class, Class A and Class C shares, respectively, of the Large Cap Growth Concentrated Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class, Class A and Class C shares of the Large Cap Growth Concentrated Fund.

         The stock transfer books of the Select Growth Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the Select Growth Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Select Growth Fund shall be deemed to be redemption requests for the Large Cap Growth Concentrated Fund shares into which such Select Growth Fund shares were reclassified under this Plan of Reorganization.

            (b) Attribution of Assets and Liabilities. At the Effective Time described in Section 3 below, the proportionate undivided interest in the assets and liabilities of the Select Growth Fund attributable to its PBHG Class, Class A and Class C shares shall become a part of the proportionate undivided interest in the assets and liabilities of the Large Cap Growth Concentrated Fund attributable to its PBHG Class, Class A and Class C shares, respectively, and any expenses, costs, charges and reserves allocated to the PBHG Class, Class A and Class C shares of the Select Growth Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class, Class A and Class C shares, respectively, of the Large Cap Growth Concentrated Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Large Cap Growth Concentrated Fund the attribution of the assets of the Select Growth Fund in the manner described above.

            (c) Beneficial Owner Accounts. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class, Class A and Class C shares of the Select Growth Fund will receive that number of PBHG Class, Class A and Class C shares, respectively, of the Large Cap Growth Concentrated Fund having an aggregate net asset value equal to the aggregate net asset value of the PBHG Class, Class A and Class C shares, respectively, of the Select Growth Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Large Cap Growth Concentrated Fund in the name of each beneficial owner of record of the Select Growth Fund to which will be credited the respective number of shares of the Large Cap Growth Concentrated Fund due such beneficial owner. Fractional shares of the Large Cap Growth Concentrated Fund will be carried to the third decimal place. Certificates representing shares of the Large Cap Growth Concentrated Fund will not be issued. The net asset value of the shares of the Select Growth Fund and the net value of the assets of the Large Cap Growth Concentrated Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         2. Termination of Reclassified Fund. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees hereby authorizes the officers of the Trust to amend Schedule A to the Trust's Agreement and Declaration of Trust and to take any other necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         3. Effective Time of the Reorganization. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on March 9, 2005, at 4:30 p.m. Eastern Standard Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. Approval of Beneficial Owners. A meeting of the holders of the Select Growth Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. Conditions Precedent. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

            (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

            (b) This Plan of Reorganization shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

            (c) The assets of the Select Growth Fund to be acquired by the Large Cap Growth Concentrated Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Select Growth Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

            (d) The dividend described in the last sentence of paragraph 6(a)(i) shall have been declared.

            (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

            (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

         6. Select Growth Fund and Large Cap Growth Concentrated Fund Tax
Matters.

            (a) Select Growth Fund.

                (i) The Select Growth Fund has elected to be a regulated investment company under Subchapter M of the Code. The Select Growth Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. The Select Growth Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the Select Growth Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Select Growth Fund arising by reason of undistributed investment company taxable income or net capital gain, the Select Growth Fund will declare on or prior to the Effective Time to the beneficial owners of the Select Growth Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Select Growth Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2004 and for the short taxable year beginning on April 1, 2004 and ending at the Effective Time and (B) all of the Select Growth Fund's net capital gain for the taxable year ended March 31, 2004 and for such short taxable year.

                (ii) The Select Growth Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Select Growth Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Select Growth Fund.

            (b) Large Cap Growth Concentrated Fund.

                (i) The Large Cap Growth Concentrated Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Large Cap Growth Concentrated Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Large Cap Growth Concentrated Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                (ii) The Large Cap Growth Concentrated Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Large Cap Growth Concentrated Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Large Cap Growth Concentrated Fund.

         7. Termination. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. Further Assurances. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. Expenses. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on December 8, 2004.

                                                                    APPENDIX II


[LOGO]                        PBHG FUNDS PROSPECTUS
                                JANUARY 14, 2005


                               (PBHG CLASS SHARES)


Growth Funds
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund


Blend Funds
Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

Value Funds
Clipper Focus Fund
TS&W Small Cap Value Fund

Specialty Funds
Heitman REIT Fund
PBHG Technology & Communications Fund

Fixed-Income Funds
Dwight Intermediate Fixed Income Fund
Dwight Short Term Fixed Income Fund

Money Market Fund
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


PBHG Pro -- 1/05

An Introduction to the PBHG Funds(R)and this Prospectus

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund).

INVESTMENT ADVISER


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") is the investment adviser for each Fund. Liberty Ridge Capital has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 94 of this Prospectus.


This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES                                                             PAGE


PBHG Emerging Growth Fund.................................................   3
PBHG Growth Fund..........................................................   8
PBHG Large Cap Growth Concentrated Fund
 (formerly known as PBHG Large Cap 20 Fund)..............................   13
PBHG Large Cap Growth Fund................................................  18
PBHG Select Growth Fund...................................................  23
PBHG Strategic Small Company Fund.........................................  28
Analytic Disciplined Equity Fund
 (formerly known as PBHG Disciplined Equity Fund) ........................  33
PBHG Focused Fund.........................................................  38
PBHG Large Cap Fund.......................................................  43
PBHG Mid-Cap Fund.........................................................  48
PBHG Small Cap Fund.......................................................  53
Clipper Focus Fund
 (formerly known as PBHG Clipper Focus Fund)..............................  58
TS&W Small Cap Value Fund
 (formerly known as PBHG Small Cap Value Fund)............................  63
Heitman REIT Fund
  (formerly known as PBHG REIT Fund)......................................  69
PBHG Technology & Communications Fund.....................................  75
Dwight Intermediate Fixed Income Fund
 (formerly known as PBHG Intermediate Fixed Income Fund)..................  81
Dwight Short Term Fixed Income Fund
 (formerly known as PBHG IRA Capital Preservation Fund....................  86
PBHG Cash Reserves Fund...................................................  92
Related Performance Information for Dwight................................  96
More About the Funds
    Our Investment Strategies.............................................  97
    Risks and Returns..................................................... 104
The Investment Adviser & Sub-Advisers
The Investment Adviser
    Liberty Ridge Capital, Inc............................................ 116
The Sub-Advisers.......................................................... 118
   Pacific Financial Research, Inc.
   Analytic Investors, Inc.
   Heitman Real Estate Securities LLC
   Dwight Asset Management Company
   Wellington Management Company, LLP
   Thompson, Siegel & Walmsley, Inc
The Portfolio Managers.................................................... 120
Your Investment
Policy Regarding Excessive or Short-Term Trading.......................... 123
Valuing Portfolio Securities.............................................. 126
Pricing Fund Shares-Net Asset Value (NAV)................................. 126
Buying Shares............................................................. 127
Selling Shares............................................................ 128
General Policies.......................................................... 129
Distribution and taxes.................................................... 133
Revenue Sharing............................................................134
Financial Highlights...................................................... 136

PBHG EMERGING GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Emerging Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.


For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1995     48.45%
   1996     17.08%
   1997     -3.67%
   1998      3.00%
   1999     48.34%
   2000    -25.22%
   2001    -32.56%
   2002    -47.60%
   2003     56.62%
   2004      0.68%


BEST QUARTER:            Q4 1999          45.85%
WORST QUARTER:           Q3 2001         -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                               Past         Past          Past
                                              1 Year      5 Years       10 Years
Emerging Growth Fund --
         PBHG Class
         Before Taxes                          0.68%      -16.06%         0.64%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions          0.68%      -16.44%         0.07%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*              0.45%      -12.85%         0.44%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             14.31%       -3.57%         7.12%



* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.54% (2)(3)
Total Annual Operating Expenses                                   1.39% (2)(3)

    *Expense information in the table has been restated to reflect current fees.

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

    (3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.41%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $142        $288        $440         $597         $761



                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $929        $1,105      $1,286       $1,474        $1,669



Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.61%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.57%
------------ --------------------- -----------------------

PBHG GROWTH FUND

GOAL
The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of September 30, 2004, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $1 billion and $11 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1995        50.35%
   1996         9.82%
   1997        -3.35%
   1998         0.59%
   1999        92.45%
   2000       -22.99%
   2001       -34.53%
   2002       -30.35%
   2003        25.60%
   2004         7.69%


BEST QUARTER:             Q4 1999          64.55%
WORST QUARTER:            Q4 2000         -32.58%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past    Past        Past
                                           1 Year  5 Years    10 Years
Growth Fund --
         PBHG Class
         Before Taxes                       7.69%  -13.84%     3.91%
Growth Fund--
         PBHG Class
         After Taxes on Distributions       7.69%  -14.41%     3.48%
Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*           5.00%  -11.09%     3.47%
Russell Midcap(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          15.48%   -3.36     11.23%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          14.31%   -3.57%     7.12%


NOTE: THE INCEPTION DATE OF THE PBHG CLASS OF THE GROWTH FUND WAS
      DECEMBER 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                   0.51% (2) (3)
Total Annual Operating Expenses                                  1.36% (2) (3)

    *Expense information in the table has been restated to reflect current fees.

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

    (3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.54% and 1.39%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $138        $282        $431         $585         $745

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $910        $1,082      $1,260       $1,444        $1,635


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.41%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.37%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.44%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.96%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.98%
------------ --------------------- -----------------------

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(formerly known as PBHG Large Cap 20 Fund)


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money. The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        32.96%
   1998        67.83%
   1999       102.94%
   2000       -22.08%
   2001       -35.36%
   2002       -31.43%
   2003        32.95%
   2004         7.41%


BEST QUARTER:             Q4 1999          75.65%
WORST QUARTER:            Q4 2000         -33.11%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years      (11/29/96)
Large Cap Growth Concentrated Fund* --
         PBHG Class
         Before Taxes                       7.41%    -13.18%        10.23%
Large Cap Growth Concentrated Fund*--
         PBHG Class
         After Taxes on Distributions       7.41%    -13.94%         9.11%
Large Cap Growth Concentrated Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares***          4.81%   -10.85%         8.90%
Russell 1000(R) Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           6.30%     -9.29%         4.71%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          10.88%     -2.30%         7.62%

 * Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

** The since inception returns for the Russell 1000(R) Growth Index and the S&P
   500 Index were calculated as of November 30, 1996.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                            PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)            2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.85%
Distribution and/or Service (12b-1) Fees                   Not Applicable
Other Expenses                                               0.59% (3) (4)
Total Annual Operating Expenses                              1.44% (2) (3) (4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.47%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $147        $298        $456         $618         $787

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $961        $1,142      $1,329       $1,523       $1,724


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.02%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.88%
------------ --------------------- -----------------------

PBHG LARGE CAP GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        23.40%
   1997        22.36%
   1998        30.42%
   1999        67.06%
   2000        -0.18%
   2001       -28.52%
   2002       -28.80%
   2003        30.25%
   2004         8.76%



BEST QUARTER:             Q4 1999          59.55%
WORST QUARTER:            Q4 2000         -22.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                           Past        Past       Inception
                                          1 Year      5 Years     (4/5/95)
Large Cap Growth Fund --
         PBHG Class
         Before Taxes                      8.76%      -6.37%       12.58%
Large Cap Growth Fund--
         PBHG  Class
         After Taxes on Distributions      8.76%      -6.76%       11.47%
Large Cap Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares **        5.69%      -5.47%       10.91%
Russell 1000(R)Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          6.30%      -9.29%        8.82%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         10.88%      -2.30%       11.32%


* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.75%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.57% (2)(3)
Total Annual Operating Expenses                                   1.32% (2)(3)

* Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.60% and 1.35%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $134        $274        $418         $568         $723

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $885        $1,051      $1,225       $1,404       $1,590



Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.21%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.44%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.53%
------------ --------------------- -----------------------

PBHG SELECT GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap Concentrated Fund (formerly known as PBHG Large Cap 20 Fund), a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Select Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        27.99%
   1997         6.84%
   1998        19.02%
   1999       160.89%
   2000       -24.55%
   2001       -40.84%
   2002       -33.95%
   2003        30.23%
   2004         6.72%


BEST QUARTER:             Q4 1999          130.62%
WORST QUARTER:            Q4 2000          -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past       Past       Inception
                                             1 Year     5 Years      (4/5/95)


Select Growth Fund* --
         PBHG Class
         Before Taxes                         6.72%     -16.34%       10.97%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions         6.72%     -16.64%       10.29%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares***               4.37%     -13.08%        9.70%
Russell 3000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             6.93%      -8.87%        8.56%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%       11.32%


* Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

** The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.65% (2)(3)
Total Annual Operating Expenses                                   1.50% (2)(3)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses and Total Annual Operating Expenses were 0.68% and 1.53% respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $311        $474         $643         $818

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,000      $1,187      $1,382       $1,582       $1,791

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.87%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                18.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                22.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                31.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                36.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.06%
------------ --------------------- -----------------------

PBHG STRATEGIC SMALL COMPANY FUND

GOAL
The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deceleration in business momentum or a failure to achieve expected earnings or to invest in a company with many attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        25.67%
   1998         2.13%
   1999        51.79%
   2000        11.89%
   2001        -9.97%
   2002       -33.31%
   2003        47.21%
   2004        11.21%


BEST QUARTER:             Q4 1999          36.16%
WORST QUARTER:            Q3 1998         -23.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (12/31/96)
Strategic Small Company Fund --
         PBHG Class
         Before Taxes                        11.21%       1.92%        9.99%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions        11.21%       1.01%        8.47%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*             7.29%       1.19%        7.90%
Russell 2000(R)Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            18.33%       6.61%        8.99%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85% (4)
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.58% (3)(4)
Total Annual Operating Expenses                                 1.43% (2)(3)(4)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts, Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $543,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.


(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before those fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.60% and 1.60%, respectively.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time peSiods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $146        $296        $452         $614         $782

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $955        $1,135      $1,321       $1,513       $1,713

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.27%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.17%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                37.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                42.02%
------------ --------------------- -----------------------

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL
The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. The Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.


Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1995       35.34%
    1996       22.98%
    1997       29.83%
    1998       37.82%
    1999       20.06%
    2000       -9.33%
    2001       -6.22%
    2002      -25.47%
    2003       29.04%
    2004        9.24


BEST QUARTER:             Q4 1998          20.50%
WORST QUARTER:            Q3 2002         -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Analytic Disciplined Equity Fund* --
         PBHG Class
         Before Taxes                         9.24%       -2.23%       12.32%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions         8.97%       -2.46%       10.15%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                6.00%       -2.01%        9.55%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%       -2.30%       12.07%


*Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993. Prior to July 2004, the Analytic Disciplined Equity was named the PBHG Disciplined Equity Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES*

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)             2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.70%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                0.52% (3)(4)
Total Annual Operating Expenses                               1.22% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.55% and 1.25%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $124        $253        $387         $526         $670

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $820        $975        $1,136       $1,304       $1,477

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.70%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                16.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                29.66%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                34.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                39.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                44.92%
------------ --------------------- -----------------------

PBHG FOCUSED FUND

GOAL
The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   2000        24.81%
   2001         3.44%
   2002       -28.63%
   2003        33.36%
   2004        14.13%


BEST QUARTER:             Q1 2000          29.53%
WORST QUARTER:            Q3 2002         -18.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (2/12/99)
Focused Fund* --
         PBHG Class
         Before Taxes                        14.13%      7.00%        13.22%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions        14.13%      6.72%        12.48%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  9.18%      5.88%        11.13%
Russell 3000(R)Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            11.95%     -1.16%         1.67%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%     -2.30%         0.57%


* Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

** The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.65% (4)
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                   0.66% (3)(4)
Total Annual Operating Expenses                                  1.31% (2)(3)(4)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during fiscal year ended March 31, 2004.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.


(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.69% and 1.54%, respectively.



EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $133        $272        $415         $564         $718

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $878        $1,044      $1,216       $1,394       $1,579


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.48%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.86%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.87%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.67%
------------ --------------------- -----------------------

PBHG LARGE CAP FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Large Cap Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL
The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1997        25.62%
   1998        34.74%
   1999        11.06%
   2000        23.97%
   2001        -1.41%
   2002       -24.45%
   2003        19.12%
   2004         6.78%


BEST QUARTER:             Q4 1998          28.21%
WORST QUARTER:            Q3 2002         -21.27%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since
                                              Past         Past       Inception
                                             1 Year      5 Years      (12/31/96)
Large Cap Fund* --
         PBHG Class
         Before Taxes                         6.78%       3.27%        10.41%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions         6.40%       2.74%         7.70%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  4.40%       2.49%         7.37%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%         7.98%


* Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.65%
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.53% (3)(4)
Total Annual Operating Expenses                                 1.18% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.21%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $120        $245        $375         $509         $649

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $794        $945        $1,101       $1,263       $1,432

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                16.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                25.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                30.01%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                34.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                40.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                45.48%
------------ --------------------- -----------------------

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1998        27.84%
   1999        21.72%
   2000        26.17%
   2001         7.79%
   2002       -19.79%
   2003        34.53%
   2004        18.01%


BEST QUARTER:             Q4 1998          30.07%
WORST QUARTER:            Q3 2001         -18.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since
                                              Past        Past        Inception
                                             1 Year      5 Years      (4/30/97)
Mid-Cap Fund* --
         PBHG Class
         Before Taxes                        18.01%       11.61%       19.07%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions        15.94%       10.82%       15.35%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 13.04%        9.74%       14.41%
S&P MidCap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            16.48%        9.54%       14.46%


* Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                  0.50% (3)(4)
Total Annual Operating Expenses                                 1.35% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $137        $280        $428         $581         $739

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $904        $1,074      $1,251       $1,434       $1,624

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                28.52%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.08%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                43.12%
------------ --------------------- -----------------------

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1998         1.13%
   1999        18.63%
   2000        32.87%
   2001         4.93%
   2002       -31.98%
   2003        38.82%
   2004        15.60%


BEST QUARTER:             Q4 2001          25.70%
WORST QUARTER:            Q3 2002         -22.04%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years    (4/30/97)
Small Cap Fund* --
         PBHG Class
         Before Taxes                        15.60%       8.76%       13.58%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions        15.60%       8.40%       12.64%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 10.14%       7.37%       11.42%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            18.33%       6.61%       10.11%


* Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.53% (3)(4)

Total Annual Operating Expenses                                    1.53% (3)(4)
Fee Waiver and/or Expense Reimbursement                            0.03%
Net Expenses                                                       1.50% (2)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.56%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $314        $480         $653         $831

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,016      $1,207      $1,405       $1,609       $1,821

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.09%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.81%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                18.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                22.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.01%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                31.41%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                35.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                40.69%
------------ --------------------- -----------------------

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.


The Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.


MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1999       -1.88%
    2000       44.29%
    2001       11.93%
    2002      -10.46%
    2003       25.46%
    2004        6.82%


BEST QUARTER:             Q3 2000          20.56%
WORST QUARTER:            Q3 2002         -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                             Past        Past        Inception
                                            1 Year      5 Years      (9/10/98)
Clipper Focus Fund* --
         PBHG Class
         Before Taxes                         6.82%      14.15%       13.66%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions         6.40%      12.46%       12.15%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                  4.62%      11.35%       11.10%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%      -2.30%        5.34%


* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                              PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00% (1)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                     Not Applicable
Other Expenses                                                  0.46% (3)(4)
Total Annual Operating Expenses                                 1.46% (3)(4)
Fee Waiver and/or Expense Reimbursement                         0.06%
Net Expenses                                                    1.40% (2)


*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(2) These are the actual total fund operating expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.40%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004. Prior to December 9, 2004, Liberty Ridge Capital contractually agreed to waive management fees and reimburse certain expenses to ensure that the Fund's total annual operating expenses would not exceed 1.50%.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.49% and 1.49%, respectively.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $143        $296        $456         $621         $792

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $969        $1,152      $1,341       $1,538       $1,741


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.60%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.27%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.00%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                19.07%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                23.28%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                27.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                32.17%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                36.84%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                41.69%
------------ --------------------- -----------------------

TS&W SMALL CAP VALUE FUND
(FORMERLY KNOWN AS PBHG SMALL CAP VALUE)


Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund generally closed to new investors. After the Closing Day, only the following investments into the Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day; (b) new and subsequent investments made by directors, officers and employees of Liberty Ridge Capital and its affiliates; and (c) new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.


GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2004, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION


Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]*
   2001        17.63%
   2002        -0.86%
   2003        43.22%
   2004        30.60%


BEST QUARTER:             Q2 2003          18.82%
WORST QUARTER:            Q3 2002         -15.85%

* The returns shown are based on the historical performances of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class Shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                                           Past      Inception
                                                          1 Year     (7/31/00)
TS&W Small Cap Value Fund** --
         PBHG Class
         Before Taxes                                     30.60%       23.93%
TS&W Small Cap Value Fund**/*** --
         PBHG Class
         After Taxes on Distributions                       N/A         N/A
TS&W Small Cap Value Fund**/*** --
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                N/A         N/A
Russell 2000 Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         22.25%       17.29%


** Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.


*** Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the 1940 Act and, unlike a registered investment company, not required to make distributions. The average annual total return of the PBHG Class before taxes from its inception date (July 25, 2003) to December 31, 2004 was 38.63%. The average annual total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to December 31, 2004 were 38.14% and 32.99%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.71% (3)(4)
Total Annual Operating Expenses                                    1.71% (3)(4)

Fee Waiver and/or Expense Reimbursement                            0.21%
Net Expenses                                                       1.50% (2)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.73% and 1.73%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $333        $518         $710         $909

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,113      $1,325      $1,543       $1,769       $2,002

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.91%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                17.81%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                21.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                25.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                29.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                34.09%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                38.50%
------------ --------------------- -----------------------

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.


The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-50 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.


MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION


Prior to December 14, 2001, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1995       10.87%
    1996       38.06%
    1997       21.12%
    1998      -15.12%
    1999       -1.16%
    2000       24.90%
    2001       10.41%
    2002        2.60%
    2003       36.24%
    2004       34.96%


BEST QUARTER:             Q4 1996          19.39%
WORST QUARTER:            Q3 2002         -11.00%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Heitman REIT Fund* --
         PBHG Class
         Before Taxes                        34.96%       21.07%      15.00%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions        31.73%       17.58%      11.83%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             23.67%       16.31%      11.27%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            10.88%       -2.30%      12.07%
Dow Jones Wilshire Real Estate Securities Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            35.57%       22.46%      15.16%


* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                             PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)              2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.85%
Distribution and/or Service (12b-1) Fees                    Not Applicable
Other Expenses                                                 0.43% (3)(4)
Total Annual Operating Expenses                                1.28% (2)(3)(4)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.46% and 1.31%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $130        $266        $406         $551         $702

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $859        $1,021      $1,189       $1,364       $1,545


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.72%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                7.58%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                11.58%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                15.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                20.04%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                24.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                29.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                33.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                38.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                44.09%
------------ --------------------- -----------------------

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for break through products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
   1996        54.42%
   1997         3.32%
   1998        26.00%
   1999       243.89%
   2000       -43.69%
   2001       -52.38%
   2002       -54.48%
   2003        44.91%
   2004         5.18%


BEST QUARTER:             Q4 1999          111.54%
WORST QUARTER:            Q4 2000          -50.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (9/29/95)
Technology & Communications Fund --
         PBHG Class
         Before Taxes                         5.18%      -28.56%       4.42%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions         5.18%      -29.14%       3.31%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                3.37%      -20.93%       3.83%
PSE Technology Index(R)*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            12.09%       -4.09%      15.92%


* The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.79% (2)(3)
Total Annual Operating Expenses                                    1.64% (2)(3)

*Expense information in the table has been restated to reflect current fees.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

(3) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.82% and 1.67%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $167        $339        $517         $701         $892

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,088      $1,292      $1,502       $1,719       $1,944

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 3.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                10.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                14.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                17.97%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                21.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                26.03%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                30.26%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                34.64%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                39.16%
------------ --------------------- -----------------------

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.


Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION


The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lehman Intermediate U.S. Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Both the chart and table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform it the future.

Calendar Year Total Returns

2004     5.17%

Best Quarter               Q3 2004          2.31%
Worst Quarter              Q2 2004          0.32%

Average Annual Total Returns as of 12/31/04

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   Past         Since Inception
                                                  1 Year         (7/31/03)

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         Before Taxes                              5.17%               7.17%

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         After Taxes on Distributions              3.20%               5.20%

Dwight Intermediate Fixed Income Fund -
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**                     3.34%               4.96%

Lehman Intermediate U.S. Aggregate Bond Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                        3.75%               4.84%

* Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.

** When the return after taxes on
distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     1.93% (3)(4)

Total Annual Operating Expenses                                    2.33% (3)(4)
Fee Waiver and/or Expense Reimbursement                            1.48%
Net Expenses                                                       0.85% (2)

*Expense information in the table has been restated to reflect current fees.



     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 0.85%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are lower than 0.85%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 1.96% and 2.36%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $87         $333        $585         $844         $1,111

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,384      $1,664      $1,952       $2,248       $2,552


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                6.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                9.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                12.72%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                15.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                18.82%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                21.99%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                25.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                28.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                32.02%
------------ --------------------- -----------------------

DWIGHT SHORT TERM FIXED INCOME FUND
(Formerly known as the PBHG IRA Capital Preservation Fund)

GOAL

The Fund will seek to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital.

MAIN INVESTMENT STRATEGIES


Under normal circumstances, the Fund will invest at least 80% of its total assets in two types of high quality fixed income obligations: U.S. government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the sub-adviser. The Fund could invest up to 20% of total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.


The Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. government and agency bonds. Generally, most are from U.S. issuers, but bonds of dollar denominated foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Fund's assets, because of their potential to offer high yields while also meeting the Fund's quality policies.

Although the sub-adviser may adjust the Fund's dollar-weighted average maturity (the effective maturity of the Fund's portfolio), it will keep it at three years or less.


In deciding which types of securities to buy and sell, the sub-adviser's portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.


MAIN INVESTMENT RISKS


There are several principal risk factors that could reduce the yield you receive from the Fund, cause you to lose money or cause the Fund's performance to trail that of other investments. The price of securities in the Fund, and the Fund's net asset value per share, will flucuate. These price movements may occur because of changes in interest rates, an issuer's individual situation or industry change, or events in financial markets.


Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund's securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, reducing the value of the security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

In purchasing bonds, the Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default. While still considered investment grade, bonds in the fourth credit grade are more speculative and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Fund will strive to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 77.

PERFORMANCE INFORMATION FOR DWIGHT

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal, and the Fund's investment strategy was modified accordingly. The performance information shown is the performance of the Fund's previous strategy. The previous strategy's goal was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share. As a result, past performance is not indicative of how the Fund will perform in the future. Prior to October 1, 2004, the Fund was known as the PBHG IRA Capital Preservation Fund.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The Fund's previous investment goal, strategies and policies were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Merrill Lynch U.S. Treasuries, 1-3 yrs., an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance is also compared to the Fund's previous benchmark, the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million and Lipper Money Market Funds Average, which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Effective the date of this propectus, as amended, the Fund changed its bench-mark to an index that is more comparable to its new investment goals and strategies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.


[CHART]
   2000         6.78%
   2001         6.05%
   2002         4.57%
   2003         3.54%
   2004         1.91%


   BEST QUARTER:          Q3 2000          1.74%
   WORST QUARTER          Q4 2004         -0.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                        Since
                                                  Past 1     Past 5   Inception
                                                   Year      Years    (8/31/99)
Dwight Short Term Fixed Income Fund (formerly
known as PBHG IRA Capital Preservation Fund) --
         PBHG Class                                1.91%      4.56%     4.70%
Merrill Lynch U.S. Treasuries, 1-3 years
         (Reflects No Deduction for                0.91%      4.93%     4.85%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                  5.44%      6.16%     4.53%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                  0.78%      2.47%     2.39%


* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999. Average annual total returns after taxes on distributions and after taxes and distributions and sale of Fund shares are not shown because until October 19, 2004, Fund shares were sold only to individual retirement accounts.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.47%(3)(4)
Total Annual Operating Expenses                                    0.87%(3)(4)
Fee Waiver and/or Expense Reimbursement                            0.12%
Net Expenses                                                       0.75%(2)

*Expense information in the table has been restated to reflect current fees, including fees attributable to the Fund's new investment goal and strategies.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 0.75%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 0.75%, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. Liberty Ridge Capital has agreed to not seek reimbursement of previously waived and reimbursed fees for the Fund for the period prior to October 19, 2004 when the Fund operated under the previous strategy.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (4) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expense for the previous stategy were 0.70%% and 1.30%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class             $77        $169        $266         $366         $470

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $579        $693        $811         $934         $1,061

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.


------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                8.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                13.04%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                17.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                22.57%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                27.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                32.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                38.39%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                44.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                50.06%
------------ --------------------- -----------------------

PBHG CASH RESERVES FUND

GOAL
The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Liberty Ridge Capital and Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Liberty Ridge Capital or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 77.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


[CHART]
    1996        4.91%
    1997        5.08%
    1998        5.00%
    1999        4.60%
    2000        5.96%
    2001        3.58%
    2002        1.11%
    2003        0.40%
    2004        0.54%


BEST QUARTER:             Q3 2000          1.55%
WORST QUARTER             Q2 2004          0.06%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04
                                                                        Since
                                             Past         Past        Inception
                                            1 Year       5 Years      (4/4/95)
Cash Reserves Fund --
         PBHG Class
         Before Taxes                        0.54%         2.29%        3.59%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            0.78%         2.47%        3.57%


* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               Not Applicable

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.30%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56%(1)(2)
Total Annual Operating Expenses                                    0.86%(1)(2)

*Expense information in the table has been restated to reflect current fees.

     (1) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004.

     (2) Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 0.89%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $88         $179        $274         $374         $477

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $584        $696        $813         $934         $1,061

Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 4.14%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                8.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                12.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                17.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                22.49%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                27.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                32.84%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                38.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                44.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.90%                50.03%
------------ --------------------- -----------------------


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RELATED PERFORMANCE INFORMATION FOR DWIGHT
(Dwight Intermediate Fixed Income Fund)


Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

        YEAR ENDED                              SINCE INCEPTION
   DECEMBER 31, 2004(1)              March 1, 2001 through December 31, 2004(1)
         4.43%                                      7.21%


(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

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


MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

EMERGING GROWTH, GROWTH, LARGE CAP GROWTH CONCENTRATED, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS
Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm believes are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS Liberty Ridge Capital's core investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the core space.


CASH RESERVES FUND
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

CLIPPER FOCUS FUND
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and generally includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.


ANALYTIC DISCIPLINED EQUITY FUND
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o Maximize expected returns for the Fund;

o Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

DWIGHT INTERMEDIATE FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes

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


will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

DWIGHT SHORT TERM FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Merrill Lynch U.S. Treasuries, 1-3 Years. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

HEITMAN REIT FUND
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND
TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves loking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

ALL FUNDS
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.


Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap Growth Concentrated, Large Cap, Technology & Communications, Analytic Disciplined Equity, Heitman REIT, Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.


A description of the PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN Liberty Ridge Capital, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund, the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in equity securities.

GROWTH SECURITIES
Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
See Equity Securities.

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


Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Liberty Ridge Capital's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Liberty Ridge Capital considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings, occurs or is expected to occur.

VALUE SECURITIES
Equity securities that Liberty Ridge Capital, TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

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


POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing the Clipper Focus Fund, TS&W Small Cap Value Fund and PBHG Blend Funds, PFR, TS&W and Liberty Ridge Capital each use its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.


FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

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


POLICIES TO BALANCE RISK AND RETURN
In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus and Heitman REIT Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments. The Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.


80% of the money market instruments and other liquid short-term investments in which the Dwight Short Term Fixed Income Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

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


SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN
Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

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OVER-THE-COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
Liberty Ridge Capital, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
A Fund may have difficulty valuing these securities precisely. A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Every other Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
Derivatives may be used for a variety of purposes, including:

o To reduce transaction costs;
o To manage cash flows;
o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;
o To enhance returns; and
o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows. To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).


POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.


The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

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


The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

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REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
The real estate industry is particularly sensitive to:

o Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o Increases in property taxes;

o Casualty and condemnation losses; and

o Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
Liberty Ridge Capital and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.


SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:
o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;
o Material litigation, technological breakthroughs or temporary production or product introduction problems; or
o Natural disaster, sabotage or employee error and new management or management policies.


Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES
Fixed Income Securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS
Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS
Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

Under normal circumstances, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds intend to remain fully invested, with at least 80% of each Fund's assets in fixed income securities.

U.S. GOVERNMENT SECURITIES
U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS
U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS
The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds lower the risk profile of their investment portfolios by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds adjust their holdings in U.S. government securities depending on the Adviser's or the Sub-Adviser's forecast of interest rate changes and the overall risk profile of its investment portfolio.


U.S. GOVERNMENT AGENCY SECURITIES
Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS
U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS
U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in a U.S. government agency security, the Adviser or a Sub-Adviser balances the risks associated with security against the potential returns to the Fund.


MORTGAGE-BACKED SECURITIES
Securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


POTENTIAL RISKS
Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS
Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in an mortgage-backed security, the Adviser or a Sub-Adviser balances the risks associated with the security against the potential returns to a Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS
Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS
Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

CORPORATE BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS
Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS
Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals.

LOWER-RATED (JUNK) BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS
Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS
Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality against potential yields and gains in light of a Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS
Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

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


POTENTIAL RISKS
In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS
Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals. The Adviser or a Sub-Adviser will manage a Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds will not invest more than 15% of their assets in foreign bonds.

ZERO COUPON AND PAY-IN-KIND SECURITIES
A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS
The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS
Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Adviser or a Sub-Adviser maintains policies for balancing credit quality and other risks against potential yields and gains in light of a Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed over $7 billion in assets as of June 30, 2004 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).


As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Liberty Ridge Capital also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and the sub-advisers and establishes policies that Liberty Ridge Capital and the sub-advisers must follow in their day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.


As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the Defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

THE SUB-ADVISERS
Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. PFR, an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

Analytic Investors, Inc. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Analytic is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

HEITMAN REAL ESTATE SECURITIES LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of Old Mutual (US) Holdings Inc. Heitman is an affiliate of Liberty Ridge Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities. As of June 30, 2004, Heitman managed approximately $2.2 billion in assets.

Dwight Asset Management Company ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Short Term Fixed Income Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Liberty Ridge Capital. Dwight is an affiliate of Liberty Ridge and Old Mutual (US) Holdings Inc. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of September 30, 2004, Wellington Management held discretionary management authority with respect to approximately $428 billion in assets.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004. TS&W is an affiliate of Liberty Ridge Capital and Old Mutual (US) Holdings Inc.


The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                  0.85%
Growth Fund                                           0.85%
Large Cap Growth Concentrated Fund                    0.85%
Large Cap Growth Fund                                 0.75%
Select Growth Fund                                    0.85%
Focused Fund                                          0.81%*
Large Cap Fund                                        0.65%
Mid-Cap Fund                                          0.85%
Small Cap Fund                                        0.95%*
Clipper Focus Fund                                    1.00%
TS&W Small Cap Value Fund                             0.78%*
Analytic Disciplined Equity Fund                      0.70%
Heitman REIT Fund                                     0.85%
Strategic Small Company Fund                          0.91%*
Technology & Communications Fund                      0.85%
Dwight Intermediate Fixed Income Fund                      **
Dwight Short Term Fixed Income Fund                    0.31%*/***
Cash Reserves Fund                                    0.30%


  * Reflects a waiver of fees.
  ** Fund waived all management fees during the last fiscal year.
  *** The management fees paid during the last fiscal year were for management services based on the Fund's previous investment goals and strategies.


At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund, except the Clipper Focus Fund, was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.


Each sub-adviser is entitled to receive a fee from Liberty Ridge Capital equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS


---------------------------------- --------------------------------------------------------------------------
Emerging Growth Fund/Technology    James M. Smith, CFA has managed the Emerging Growth Fund and the
& Communications Fund              Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3,
                                   2004 and the Technology & Communications Fund since November 2003.  Mr.
                                   Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------- --------------------------------------------------------------------------
Growth Fund                        Samuel H. Baker, CFA has managed the
                                   Growth Fund since December 9, 2004. Mr. Baker
                                   joined Liberty Ridge Capital in 1996 as a
                                   portfolio manager and since that time he has
                                   co-managed a series of investment limited
                                   partnerships that invest in small sized
                                   public equity securities as well as privately
                                   placed equity securities.
---------------------------------- --------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap    Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select    Growth Concentrated Fund (formerly the Large Cap 20 Fund) and Select
Growth Fund                        Growth Fund since December 9, 2004.  Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth
                                   Concentrated Fund since November 1999 and the Select Growth Fund since
                                   April 2000.  Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                   Farnham.
---------------------------------- --------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and
Cap Fund                           Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Large Cap Fund since June
                                   1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice
                                   President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining Liberty
                                   Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.
---------------------------------- --------------------------------------------------------------------------
Small Cap Fund                     James B. Bell, III, CFA has managed the Small Cap Fund since December 9,
                                   2004.  Mr. Bell has been involved in the management of the Small Cap
                                   Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                   Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------- --------------------------------------------------------------------------
Strategic Small Company Fund       Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                   Company Fund's portfolio management team since its inception in 1996.
                                   Mr. Smith's work experience is described under the Emerging Growth and
                                   Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------- --------------------------------------------------------------------------


CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.



HEITMAN REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.



DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

DWIGHT SHORT TERM FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND
Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. John Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Funds' Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Liberty Ridge Capital and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE

All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.


The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

     1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

     2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

     3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

     4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

     5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

     6. redemptions initiated by a Fund, as permitted in the prospectus.


PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on page 101. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

BUYING SHARES
You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND
TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS
                                              Initial        Additional

REGULAR ACCOUNTS                             $  2,500        no minimum
UNIFORM GIFTS/TRANSFER TO MINOR ACCOUNTS     $    500        no minimum
 TRADITIONAL IRAS                            $  2,000        no minimum
 ROTH IRAS                                   $  2,000        no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS        $    500        no minimum
 SYSTEMATIC INVESTMENT PLANS 1 (SIP)         $    500        $25


1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.
 Limitations on selling shares by phone

 Proceeds
 Sent by           Minimum            Maximum

 Check            no minimum        $50,000 per day

 Wire*            no minimum        no maximum

 ACH              no minimum        $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

WRITTEN REDEMPTION ORDERS
Some circumstances require written sell orders along with medallion signature guarantees. These include:

o Redemptions in excess of $50,000;

o Requests to send proceeds to a different address or payee;

o Requests to send proceeds to an address that has been changed within the last 30 days; and

o Requests to wire proceeds to a different bank account.

A MEDALLION SIGNATURE GUARANTEE helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES


o        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
         PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.


o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 103. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.PBHGfunds.com).


EXCHANGES BETWEEN FUNDS
You may exchange some or all PBHG Class shares of a Fund for PBHG Class shares of any other Fund that has PBHG Class shares. PBHG Class shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.


If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 99 for details of the PBHG Funds' trading guidelines and redemption fee.

To open an account
IN WRITING
Complete the application.
Mail your completed application
and a check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE

Have your bank send your investment to:

  o United Missouri Bank of Kansas City, N.A.
  o ABA # 10-10-00695
  o Account # 98705-23469
  o Fund Name
  o Your Name
  o Your Social Security  or tax ID number
  o Your account number

Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH

VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.

To add to an account

FILL OUT AN INVESTMENT SLIP:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534


WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

BY AUTOMATED CLEARING HOUSE (ACH)
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET
o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES

BY MAIL
Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

If required, obtain a medallion signature guarantee (see "Selling Shares") Mail your request to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri 64121-9534

SYSTEMATIC WITHDRAW PLAN
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Complete the applicable section on the account application.

Note:  You must maintain a minimum account balance of $5,000 or more.

CHECK WRITING
Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

BY TELEPHONE
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.
Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

ACH
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.

Note: Sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

WIRE
Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

VIA THE INTERNET
o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NONCORPORATE SHAREHOLDERS

 Type of                             Tax rate for         Tax rate for brackets
 Distribution                     15% bracket and lower      higher than 15%

 Dividends Generally              Ordinary income rate    Ordinary income rate
 Qualified Dividends                       5%                      15%
 Short-term
   Capital Gains                    Ordinary income       Ordinary income rate
 Long-term
   Capital Gains                           5%                      15%


DISTRIBUTION ARRANGEMENTS


PBHG Funds has four classes of shares, one of which, PBHG Class, is offered by this prospectus. PBHG Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and
(iv) PBHG Class shares may have exclusive voting rights with respect to matters affecting only that class.


Revenue Sharing

Payments by PBHG Fund Distributors or its Affiliates


Some PBHG Funds shareholders invest through intermediaries, such as financial planners or financial advisors, brokers who sponsor so-called "fund supermarkets," or 401(k) or other retirement plans. From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to these intermediaries. These payments are made in exchange for certain services provided by the intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

The Distributor or its affiliates compensate intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through intermediaries.

Payments by PBHG Funds

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and Dwight Short Term Fixed Income Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --




                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234




                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%


----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%





The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --




                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965






                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%


--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%





The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period           Loss              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**            $  9.84          $0.03 1              --                  $(0.17)                $(0.14)                --
  2004                 7.35           0.05 1              --                    2.48                   2.53             $(0.04)
  2003                10.42           0.06                --                   (3.06)                 (3.00)             (0.07)
  2002 2              10.33           0.02                --                    0.07                   0.09                 --
  2001 3              11.09           0.07                --                   (0.76)                 (0.69)             (0.07)
  2000 3              12.31           0.06                --                   (1.20)                 (1.14)             (0.06)
  1999 3              10.90           0.10                --                    2.06                   2.16              (0.10)




                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**                --                      --              $ 9.70                (1.42)%+         $   61,848
  2004                  --                  $(0.04)               9.84                34.50%               65,668
  2003                  --                   (0.07)               7.35               (28.83)%              53,983
  2002 2                --                      --               10.42                 0.89%+             101,615
  2001 3                --                   (0.07)              10.33                (6.22)%              95,031
  2000 3           $ (0.02)                  (0.08)              11.09                (9.33)%             118,545
  1999 3             (0.65)                  (0.75)              12.31                20.06%              145,185



                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%


--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**               1.29%*              0.57%*                1.29%*            0.57%*              102.27%+
  2004                 1.24%               0.59%                 1.25%             0.58%               267.41%
  2003                 1.19%               0.62%                 1.31%             0.50%               212.69%
  2002 2               0.99%*              0.63%*                1.33%*            0.29%*               65.99%+
  2001 3               0.99%               0.64%                 1.09%             0.54%               229.00%
  2000 3               0.97%               0.53%                 0.97%             0.53%               270.00%
  1999 3               0.99%               1.08%                 1.11%             0.96%               261.00%




The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)




                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922




                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%


--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --




                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690


-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634




                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%




The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                           Distributions
                    Value          Investment                               Gains or             Total            from Net
                  Beginning          Income           Redemption            (Losses)             from            Investment
                  of Period          (Loss)              Fees             on Securities       Operations           Income
------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**             $15.88          $0.04 1              --                      --               $0.04               --
  2004                11.84           0.05 1              --                  $ 4.07                4.12           $(0.06)
  2003                16.40           0.14                --                   (4.31)              (4.17)           (0.15)
  2002 4              15.92           0.20                --                    2.34                2.54            (0.14)
  2001 5              10.87           0.21                --                    5.49                5.70            (0.21)
  2000 5              12.19           0.16                --                   (1.18)              (1.02)           (0.16)
  1999 5,6            10.00           0.05                --                    2.18                2.23            (0.04)


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**             $20.80         $(0.07) 1             --                   $1.41               $1.34               --
  2004^               16.12          (0.05) 1             --                    4.89                4.84               --




                                                                 Net                                Net
                  Distributions                                 Asset                             Assets
                      from                                      Value                               End
                     Capital                Total                End            Total            of Period
                      Gains             Distributions         of Period        Return              (000)
----------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**                 --                     --           $15.92             0.25%+          $1,169,551
  2004               $(0.02)                $(0.08)           15.88            34.82%            1,128,195
  2003                (0.24)                 (0.39)           11.84           (25.73)%             647,508
  2002 4              (1.92)                 (2.06)           16.40            17.48%+             621,735
  2001 5              (0.44)                 (0.65)           15.92            53.22%              272,069
  2000 5              (0.14)                 (0.30)           10.87            (8.39)%              84,226
  1999 5,6               --                  (0.04)           12.19            22.33%+              64,135


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**                 --                     --           $22.14             6.44%+          $   55,382
  2004^              $(0.16)                $(0.16)           20.80            30.16%+              25,553




                                                                  Ratio              Ratio of Net
                                                               of Expenses            Investment
                                                               to Average            Income (Loss)
                                                               Net Assets             to Average
                                                               (Excluding             Net Assets
                                        Ratio of Net            Waivers,              (Excluding
                                        Investment              Expenses           Waivers, Expenses
                       Ratio              Income                  Borne                Borne by
                    of Expenses           (Loss)               by Adviser             Adviser and           Portfolio
                    to Average          to Average             and Expense              Expense             Turnover
                    Net Assets          Net Assets            Reduction)^^^          Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**               1.47%*              0.50%*                1.47%*                  0.50%*                6.50%+
  2004                 1.48%               0.36%                 1.49%                   0.35%                24.31%
  2003                 1.45%               1.00%                 1.52%                   0.93%                50.05%
  2002 4               1.40%*              1.26%*                1.44%*                  1.23%*               39.02%+
  2001 5               1.40%               1.41%                 1.41%                   1.40%               111.00%
  2000 5               1.40%               1.47%                 1.47%                   1.40%                54.00%
  1999 5,6             1.40%*              1.05%*                2.08%*                  0.37%*               22.00%+


-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**               1.50%*             (0.62)%*               1.62%*                 (0.74)%*              17.89%+
  2004^                1.50%*             (0.42)%*               1.73%*                 (0.65)%*              27.33%+




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**             $11.66        $0.14 1           --              $0.19 ^^^^               $0.33            $(0.14)
  2004                 8.06         0.31 1           --               3.80                     4.11             (0.34)
  2003                 9.58         0.30 1           --              (0.87)                   (0.57)            (0.31)
  2002                 8.78         0.09             --               0.80                     0.89             (0.09)
  2001 3,7             9.56         0.47             --               0.46                     0.93             (0.45)
  2000 3               8.04         0.36             --               1.60                     1.96             (0.36)
  1999 3               8.62         0.43             --              (0.54)                   (0.11)            (0.47)

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --




                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                   --              --            $(0.14)         $11.85         2.92%+          $  129,687
  2004                 $(0.12)         $(0.05) 8          (0.51)          11.66        52.08%              133,980
  2003                  (0.61)          (0.03) 8          (0.95)           8.06        (5.73)%              70,039
  2002                     --              --             (0.09)           9.58        10.11%+              76,679
  2001 3,7              (1.21)          (0.05) 8          (1.71)           8.78        10.41%               61,378
  2000 3                   --           (0.08) 8          (0.44)           9.56        24.90%               75,013
  1999 3                   --              --             (0.47)           8.04        (1.16)%              65,767


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946




                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                1.33%*              2.62%*              1.33%*                 2.62%*                53.75%+
  2004                  1.30%               3.15%               1.31%                  3.14%                 78.20%
  2003                  1.27%               3.42%               1.33%                  3.36%                110.81%
  2002                  1.36%*              4.20%*              1.47%*                 4.09%*                25.08%+
  2001 3,7              1.14%               4.57%               1.14%                  4.57%                139.00%
  2000 3                1.36%               4.14%               1.36%                  4.14%                 76.00%
  1999 3                1.25%               5.12%               1.25%                  5.12%                 49.00%


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%





The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS



                     Net
                    Asset            Net                            Realized and                          Distributions
                    Value        Investment                          Unrealized            Total            from Net
                  Beginning        Income        Redemption           Gains on             from            Investment
                  of Period        (Loss)           Fees             Securities         Operations           Income
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**              $10.30       $0.18 1              --              $0.09                $0.27           $(0.18)
 2004 ^^              10.00        0.23 1              --               0.38                 0.61            (0.23)


--------------------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
--------------------------------------------------------------------------------------------------------

 PBHG CLASS
 2004**              $10.00       $0.01 1              --              $0.10#               $0.11           $(0.11)
 2004                 10.00        0.29 1              --               0.04                 0.33            (0.29)
 2003                 10.00        0.39                --               0.04                 0.43            (0.43)
 2002 9               10.00        0.20                --                 --                 0.20            (0.20)
 2001 10              10.00        0.61             $0.01                 --                 0.62            (0.62)
 2000 10              10.00        0.65              0.01                 --                 0.66            (0.66)
 1999 10,11           10.00        0.11                --                 --                 0.11            (0.11)




                                                                                           Net                               Net
                  Distributions                                           Reverse         Asset                            Assets
                      from            Return                               Stock          Value                              End
                     Capital            of                Total            Split           End             Total          of Period
                      Gains           Capital         Distributions      (Note 2)       of Period         Return            (000)
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**                   --              --              $(0.18)           --           $10.39            2.64%+        $    7,095
 2004 ^^              $(0.08)             --               (0.31)           --            10.30            6.19%+             6,377


--------------------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
--------------------------------------------------------------------------------------------------------


 PBHG CLASS
 2004**                   --              --              $(0.11)           --           $10.00            1.11%+***     $  911,968
 2004                     --          $(0.04)              (0.33)           --            10.00            3.38%          1,424,238
 2003                     --              --               (0.43)           --            10.00            4.38%          1,192,971
 2002 9               $(0.04)             --               (0.24)        $0.04            10.00            1.98%+           518,004
 2001 10                  --              --               (0.62)           --            10.00            6.34%             71,298
 2000 10                  --              --               (0.66)           --            10.00            6.80%             24,065
 1999 10,11               --              --               (0.11)           --            10.00            1.12%+               867




                                                                  Ratio             Ratio of Net
                                                               of Expenses           Investment
                                                               to Average           Income (Loss)
                                                               Net Assets            to Average
                                                               (Excluding            Net Assets
                                          Ratio                 Waivers,         (Excluding Waivers,
                                          of  Net            Expenses Borne        Expenses Borne
                       Ratio            Investment             by Adviser,           by Adviser,
                    of Expenses           Income             Reimbursements        Reimbursements             Portfolio
                    to Average          to Average             and Expense           and Expense               Turnover
                    Net Assets          Net Assets            Reduction)^^^         Reduction)^^^                Rate
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**               0.85%*              3.46%*                  2.25%*               2.06%*                  183.93%+
 2004 ^^              0.85%*              3.33%*                  2.36%*               1.82%*                  258.83%+


-------------------------------------------------------------------------------------------
 DWIGHT SHORT TERM FIXED INCOME FUND (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
-------------------------------------------------------------------------------------------


 PBHG CLASS
 2004**               0.88%*              1.15%*                  1.25%*               0.78%*                  218.25%+
 2004                 1.00%               2.87%                   1.30%                2.57%                   257.21%
 2003                 1.00%               3.65%                   1.34%                3.31%                   222.67%
 2002 9               1.00%*              4.67%*                  1.32%*               4.35%*                  116.91%+
 2001 10              1.00%               5.97%                   1.62%                5.35%                   196.00%
 2000 10              1.03%               6.53%                   1.84%                5.69%                    72.00%
 1999 10,11           1.00%*              6.67%*                 46.23%*             (38.56)%*                 137.00%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                             Realized and
                    Asset                             Unrealized                                Distributions
                    Value              Net             Gains or               Total               from Net
                  Beginning        Investment          (Losses)               from               Investment
                  of Period          Income          on Securities         Operations              Income
------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**           $1.00               --  1              --                    --                     --
  2004              1.00               --  1              --                    --                     --
  2003              1.00            $0.01                 --                 $0.01                $ (0.01)
  2002              1.00             0.03                 --                  0.03                  (0.03)
  2001              1.00             0.06                 --                  0.06                  (0.06)
  2000              1.00             0.05                 --                  0.05                  (0.05)



                                                                    Net                                    Net
                   Distributions                                   Asset                                 Assets
                       from                                        Value                                   End
                      Capital                Total                  End               Total             of Period
                       Gains             Distributions           of Period           Return               (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                 --                     --                 $1.00             0.20%+              $ 49,297
  2004                   --                     --                  1.00             0.32%                 53,905
  2003                   --                 $(0.01)                 1.00             0.94%                 94,459
  2002                   --                  (0.03)                 1.00             2.55%                107,513
  2001                   --                  (0.06)                 1.00             5.98%                525,463
  2000                   --                  (0.05)                 1.00             4.81%                579,458



                                                                   Ratio                Ratio of Net
                                                                of Expenses              Investment
                                                                to Average                 Income
                                                                Net Assets               to Average
                                                                (Excluding               Net Assets
                                                                 Waivers,                (Excluding
                                       Ratio of Net              Expenses             Waivers, Expenses
                        Ratio           Investment                 Borne                  Borne by
                     of Expenses          Income                by Adviser               Adviser and
                     to Average         to Average              and Expense                Expense
                     Net Assets         Net Assets             Reduction)^^^            Reduction)^^^
-------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                0.88%*              0.40%*                 0.88%*                   0.40%*
  2004                  0.88%               0.32%                  0.89%                    0.31%
  2003                  0.75%               0.93%                  0.75%                    0.93%
  2002                  0.59%               2.92%                  0.59%                    2.91%
  2001                  0.52%               5.78%                  0.52%                    5.78%
  2000                  0.69%               4.78%                  0.69%                    4.78%




*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
^     The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations If the Adviser did not pay the expenses, the expenses for the Fund would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. The impact of the payment from affiliate increased the Realized and Unrealized Gains on Securities by $0.05 per share.
*** A percentage of the total return consists of a voluntary fee reimbursement and a payment from the Adviser. Excluding the voluntary reimbursement the total return would have been 0.81% for the PBHG Class. Excluding the payment by affiliate the total return would have been 0.30% for the PBHG Class.
1     Per share calculations were performed using average shares for the period.
2 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
3     For the year ended December 31.
4 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
5     For the year or period ended April 30.
6     The Clipper Focus Fund commenced operations on September 10, 1998.
7 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
8 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
9 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the Dwight Short Term Fixed Income Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
10    For the year or period ended October 31.
11 The Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) commenced operations on August 31, 1999.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (2) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities Exchange Commission website at www.sec.gov.

The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.

INVESTMENT ADVISER
Liberty Ridge Capital, Inc.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391


PBHG Pro -- 1/05

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                                                                    APPENDIX III

[LOGO]

PBHG FUNDS

          An Insitutional
Multi-Manager Fund Family

Class A and Class C Shares


                               JANUARY 14, 2005


GROWTH FUNDS
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap Growth Concentrated Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund


BLEND FUNDS
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

SPECIALTY FUND
PBHG Technology & Communications Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

AN INTRODUCTION TO THE PBHG FUNDS(R)AND THIS PROSPECTUS

PBHG Funds ("PBHG Funds" or the "Trust") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

INVESTMENT ADVISER


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital" or the "Adviser") (formerly known as Pilgrim Baxter & Associates, Ltd.) is the investment adviser for each Fund offered in this prospectus.


This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES
                                                                        PAGE


PBHG Emerging Growth Fund................................................  2
PBHG Growth Fund.........................................................  6
PBHG Large Cap Growth Concentrated Fund
  (formerly known as PBHG Large Cap 20 Fund.............................. 10
PBHG Large Cap Growth Fund............................................... 14
PBHG Select Growth Fund.................................................. 17
PBHG Strategic Small Company Fund........................................ 21
PBHG Focused Fund........................................................ 25
PBHG Large Cap Fund...................................................... 29
PBHG Mid-Cap Fund........................................................ 33
PBHG Small Cap Fund...................................................... 37
PBHG Technology & Communications Fund.................................... 41
More About the Funds
    Our Investment Strategies............................................ 45
    Risks and Returns.................................................... 47
The Investment Adviser................................................... 55
The Portfolio Managers................................................... 57
Your Investment
Policy Regarding Excessive or Short-Term Trading......................... 58
Valuing Portfolio Securities............................................. 60
Pricing Fund Shares - Net Asset Value (NAV).............................. 60
Choosing a Share Class................................................... 60
Buying Shares............................................................ 65
Selling Shares........................................................... 65
General Policies......................................................... 66
Exchange Between Funds................................................... 66
Distribution and Taxes................................................... 67
Distribution Arrangements................................................ 67
Revenue Sharing.......................................................... 68
Financial Highlights..................................................... 69

PBHG EMERGING GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Emerging Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Emerging Growth Fund into the PBHG Strategic Small Company Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Emerging Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Emerging Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

 [CHART]*


1995    48.03%
1996    16.64%
1997    -4.13%
1998     2.56%
1999    47.64%
2000   -25.59%
2001   -32.86%
2002   -47.74%
2003    56.17%
2004     0.38%




BEST QUARTER:                  Q4 1999          45.66%

WORST QUARTER:                 Q3 2001         -34.52%

* The inception date of PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                        Past               Past              Past
                                       1 Year             5 Years          10 Years


Emerging Growth Fund - Class A*
         Returns Before Taxes           -5.39%            -17.35%           -0.33%
         After Taxes on Distributions   -5.39%            -17.72%           -0.90%
         After Taxes on Distributions
         and Sale of Fund Shares***     -3.50%            -13.78%           -0.38%


Emerging Growth Fund - Class C**
         Returns Before Taxes           -1.30%            -16.98%           -0.49%

Russell 2000(R) Growth Index
         (Reflects No Deduction
         for Fees, Expenses or Taxes)   14.31%            -3.57%             7.12%


*The inception date of the PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 2.56%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 2.56% and 2.18%, respectively.

** The inception date of the PBHG Emerging Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 6.73%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE*

                                                  CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                              2.00% (2)                   2.00% (2)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
         Service Fees                               0.25%                       0.25%
         Other Operating Expenses                   0.50%(3)                    0.50%(4)
         Total Other Expenses                       0.75%                       0.75%
Total Annual Operating Expenses                     1.60%(3)                    2.35%(4)

* Expense information in the table has been restated to reflect current fees.

            (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

            (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


             (3) The Fund incurred legal, printing and audit expenses relating to cetain settled Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.63%, respectively.


            (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. Effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 2.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $728      $887       $1,051     $1,220      $1,396
Class C      $341      $483         $733       $991      $1,255

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,577    $1,764     $1,958     $2,159      $2,366
Class C      $1,527    $1,805     $2,091     $2,385      $2,686



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $238      $483       $733         $991      $1,255

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,527    $1,805     $2,091     $2,385       $2,686


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.19%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.74%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.40%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.19%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.67%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.65%                   1.62%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.37%                   5.37%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.16%                   8.16%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.03%                  11.03%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.97%                  13.97%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.99%                  16.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.09%                  20.09%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.27%                  23.27%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.54%                  26.54%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.89%                  29.89%
------------ --------------------- ----------------------- ---------------------

PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of September 30, 2004, the majority of the companies in the Russell Midcap(R) Growth Index had market capitalizations between $1 billion and $11 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1995   50.00%
1996    9.41%
1997   -3.84%
1998    0.12%
1999   91.56%
2000  -23.38%
2001  -34.83%
2002  -30.65%
2003   25.33%
2004    7.41%




BEST QUARTER:              Q4 1999          64.33%

WORST QUARTER:             Q4 2000         -32.66%



* The inception date of PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                           Past                Past              Past
                                          1 Year             5 Years           10 Years
Growth Fund  - Class A*
         Returns Before Taxes               1.22%            -15.17%            2.89%
         After Taxes on Distributions       1.22%            -15.74%            2.47%
         After Taxes on Distributions
         and Sale of Fund Shares***         0.79%            -14.80%            2.57%


Growth Fund - Class C**
         Returns Before Taxes               5.64%             -4.35%            2.73%

Russell Midcap Growth Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                15.48%            -3.36%            11.25%


Russell 2000(R) Growth Index
(Reflects No Deduction for Fees,
Expenses or Taxes)                         14.31%            -3.57%             7.12%



Note: The inception date of the PBHG Class of the Growth Fund was December 19, 1985.


*The inception date of the PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.41%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.41% and 5.46%, respectively.

** The inception date of the PBHG Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.75%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses youwould pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                  CLASS A                      CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                             2.00% (2)                   2.00% (2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
   Service Fees                                     0.25%                       0.25%
   Other Operating Expenses                         0.49%(3)                    0.49%(4)
   Total Other Expenses                             0.74%                       0.74%
Total Annual Operating Expenses                    1.59%(3)                     2.34%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.52% and 1.62%, respectively.


          (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.52% and 2.37%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $727      $885       $1,048     $1,217      $1,391
Class C      $340      $481       $730       $987        $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,571    $1,757     $1,950     $2,149      $2,356
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $237      $481        $730       $987       $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.54%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.79%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.22%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.80%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.66%                   1.63%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.39%                   5.39%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.19%                   8.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.07%                  11.07%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.03%                  14.03%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                17.06%                  17.06%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.17%                  20.17%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.37%                  23.37%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.65%                  26.65%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                30.02%                  30.02%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP GROWTH CONCENTRATED FUND
(fomerly known as PBHG Large Cap 20 Fund)


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 30 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.


MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997      32.57%
1998      67.15%
1999     101.91%
2000     -22.49%
2001     -35.64%
2002     -31.67%
2003      32.59%
2004       7.14%




BEST QUARTER:              Q4 1999          75.41%

WORST QUARTER:             Q4 2000         -33.20%


* The inception date of PBHG Large Cap Growth Concentrated Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares. Prior to December 9, 2004, the PBHG Large Cap Growth Concentrated Fund was named the PBHG Large Cap 20 Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                    Since
                                              Past               Past             Inception
                                             1 Year             5 Years           (11/29/96)
Large Cap Growth Concentrated Fund -- Class A*
         Returns Before Taxes                  0.95%            -14.52%             9.02%
         After Taxes on Distributions          0.95%            -15.26%             7.92%
         After Taxes on Distributions and
         Sales of Fund Shares***               0.62%            -11.84%             7.81%

Large Cap Growth Concentrated Fund -- Class C**
         Returns Before Taxes                  5.35%            -14.15%             8.99%


Russell 1000(R) Growth Index****

         (Reflects No Deduction for Fees,
         Expenses or Taxes)                    6.30%             -9.29%             4.71%

S&P 500 Index****
(Reflects No Deduction for Fees, Expenses
 or Taxes)                                    10.88%             -2.30%             7.62%



*The inception date of the PBHG Large Cap Growth Concentrated Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 9.96%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 9.96% and 8.48%, respectively.

** The inception date of the PBHG Large Cap Growth Concentrated Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 14.41%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                     CLASS A                  CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)               Not Applicable(1)           1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED
 OR EXCHANGED)                                        2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.85%                    0.85%
Distribution (12b-1) Fees                          Not Applicable              0.75%
Other Expenses
   Service Fees                                       0.25%                    0.25%
   Other Operating Expenses                           0.59%(3)                 0.59%(4)
   Total Other Expenses                               0.84%                    0.84%
Total Annual Operating Expenses                       1.69%(3)(5)              2.44%(4)(5)

* Expense information in the table has been restated to reflect current fees.


         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 1.71%, respectively.



         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.61% and 2.46%, respectively.


         (5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Growth Concentrated Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $737      $904       $1,077     $1,256     $1,440
Class C      $350      $501        $761      $1,027     $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,631    $1,827     $2,031     $2,241     $2,458
Class C      $1,581    $1,869     $2,163     $2,466     $2,776


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $247      $501        $761      $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,581    $1,869     $2,163     $2,466      $2,776


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                26.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                30.53%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.56%                   1.53%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.19%                   5.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.88%                   7.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.64%                  10.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.47%                  13.47%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.38%                  16.38%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.36%                  19.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                22.41%                  22.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.55%                  25.55%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.76%                  28.76%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.
Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stock across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996     23.37%
1997     22.21%
1998     30.07%
1999     66.60%
2000     -0.49%
2001    -28.76%
2002    -29.00%
2003     29.99%
2004      8.45%




BEST QUARTER:              Q4 1999          59.49%

WORST QUARTER:             Q4 2000         -22.81%

* The inception date of the PBHG Large Cap Growth Fund - Class A shares was July, 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                          Past               Past              Inception
                                         1 Year             5 Years             (4/5/95)
Large Cap Growth Fund -- Class A*
         Returns Before Taxes               2.20%            -7.73%             11.65%
         After Taxes on Distributions       2.20%            -8.12%             10.56%
         After Taxes on Distributions and
         Sale of Fund Shares***             1.43%            -6.56%             10.06%


Large Cap Growth Fund -- Class C**
         Returns Before Taxes               6.65%            -7.33%             11.49%

Russell 1000(R) Growth Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                 6.30%            -9.29%              8.82%



S&P 500 Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                10.88%             -2.30%            11.32%

*The inception date of the PBHG Large Cap Growth Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.99%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.99% and 7.66%, respectively.

**The inception date of the PBHG Large Cap Growth Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.77%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE *

                                                   CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                          5.75%                  Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                              2.00%(2)                    2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                      0.75%                       0.75%
Distribution (12b-1) Fees                        Not Applicable                  0.75%
Other Expenses
   Service Fees                                      0.25%                       0.25%
   Other Operating Expenses                          0.56%(3)                    0.56%(4)
   Total Other Expenses                              0.81%                       0.81%
Total Annual Operating Expenses                      1.56%(3)                    2.31%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 1.59%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.59% and 2.34%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $725      $879       $1,039     $1,205      $1,376
Class C      $337      $475         $721       $975      $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,553    $1,736     $1,926     $2,122      $2,325
Class C      $1,503    $1,777     $2,059     $2,348      $2,646


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years    5 Years
Class C       $234      $475       $721       $975       $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,503    $1,777     $2,059     $2,348      $2,646


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.51%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.85%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.90%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.43%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.53%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                32.18%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.69%                   1.66%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.45%                   5.45%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.29%                   8.29%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.20%                  11.20%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.19%                  14.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                17.27%                  17.27%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.42%                  20.42%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.66%                  23.66%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.99%                  26.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                30.40%                  30.40%
------------ --------------------- ----------------------- ---------------------

PBHG SELECT GROWTH FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Select Growth Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Select Growth Fund into the PBHG Large Cap Growth Concentrated Fund (formerly known as PBHG Large Cap 20 Fund), a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Select Growth Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Select Growth Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Liberty Ridge Capital believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996      27.58%
1997       6.42%
1998      18.51%
1999     159.64%
2000     -24.94%
2001     -41.10%
2002     -34.14%
2003      29.92%
2004       6.44%




BEST QUARTER:              Q4 1999          130.25%

WORST QUARTER:             Q4 2000          -43.22%

* The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                            Past               Past              Inception
                                           1 Year             5 Years           (4/5/95)
Select Growth Fund -- Class A*/**
         Returns Before Taxes                0.31%            -17.62%             9.90%
         After Taxes on Distributions        0.31%            -17.91%             9.23%
         After Taxes on Distributions and
         Sales of Fund Shares****            0.20%            -14.00%             8.71%


Select Growth Fund - Class C*/***
         Returns Before Taxes                4.64%            -17.26%             9.74%

Russell 3000 Growth Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            6.93%             -8.87%             8.56%


S&P 500 Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           10.88%             -2.30%            11.32%


*Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.


**The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 6.50%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 6.50% and 5.54%, respectively.


*** The inception date of the PBHG Select Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception as based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 10.85%.


****When the return after taxes on distribution and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*****The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                               CLASS A                    CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                   2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%                      0.85%
Distribution (12b-1) Fees                    Not Applicable                 0.75%
Other Expenses
         Service Fees                            0.25%                      0.25%
         Other Operating Expenses                0.64%(3)                   0.64%(4)
         Total Other Expenses                    0.89%                      0.89%
Total Annual Operating Expenses                  1.74%(3)                   2.49%(4)

* Expense information in the table has been restated to reflect current fees.

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.67% and 1.77%, respectively.


         (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.67% and 2.52%, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $742      $914       $1,091     $1,275     $1,464
Class C      $355      $511         $776     $1,047     $1,326

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,660    $1,862     $2,071     $2,286      $2,509
Class C      $1,611    $1,903     $2,203     $2,511      $2,826

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $252      $511       $776       $1,047      $1,326

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,611    $1,903     $2,203     $2,511      $2,826


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.68%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.50%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.15%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.25%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.98%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                21.83%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                25.80%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                29.90%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.51%                   1.48%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.08%                   5.08%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.72%                   7.72%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.42%                  10.42%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.20%                  13.20%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.04%                  16.04%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.95%                  18.95%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                21.94%                  21.94%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.00%                  25.00%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.13%                  28.13%
------------ --------------------- ----------------------- ---------------------

PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Liberty Ridge Capital may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*



1997    24.44%
1998     1,84%
1999    51.31%
2000    11.64%
2001   -10.22%
2002   -33.35%
2003    47.07%
2004    10.92%




BEST QUARTER:              Q4 1999          36.03%

WORST QUARTER:             Q3 1998         -23.55%



* The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                               Since
                                               Past           Past           Inception
                                              1 Year         5 Years         (12/31/96)
Strategic Small Company Fund - Class A*
         Returns Before Taxes                   4.55%          0.54%            8.85%
         After Taxes on Distributions           4.55%         -0.36%            7.34%
         After Taxes on Distributions and
         Sale of Fund Shares***                 2.96%          0.01%            6.87%


Strategic Small Company Fund - Class C**
         Returns Before Taxes                   9.14%          0.91%            8.79%

Russell 2000 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)              18.33%          6.61%            8.99%


*The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 13.75%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 13.75% and 11.73%, respectively.


** The inception date of the PBHG Strategic Small Company Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 17.74%.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                              CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%(3)                     0.85%(4)
Distribution (12b-1) Fees                    Not Applicable                   0.75%
Other Expenses
         Service Fees                            0.25%                        0.25%
         Other Operating Expenses                0.59%(3)                     0.59%(4)
         Total Other Expenses                    0.84%                        0.84%
Total Annual Operating Expenses                  1.69%(3)(5)                  2.44%(4)(5)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 1.87%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 1.00% to 0.85%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.62% and 2.62%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund were $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER


            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $737      $904       $1,077     $1,256      $1,440
Class C      $350      $501         $761     $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,631    $1,827     $2,031     $2,241      $2,458
Class C      $1,581    $1,869     $2,163     $2,466      $2,776



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $247      $501       $761       $1,027      $1,301

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,581    $1,869     $2,163     $2,466      $2,776

Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.63%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.36%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.92%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                14.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.38%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                26.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                30.53%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.56%                   1.53%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.19%                   5.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.88%                   7.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.64%                  10.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.47%                  13.47%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.38%                  16.38%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.36%                  19.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                22.41%                  22.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                25.55%                  25.55%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                28.76%                  28.76%
------------ --------------------- ----------------------- ---------------------

PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


2000    24.39%
2001     3.03%
2002   -28.81%
2003    32.98%
2004    13.84%




BEST QUARTER:              Q1 2000          29.49%

WORST QUARTER:             Q3 2002         -18.80%

* The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       Since
                                               Past        Past       Inception
                                              1 Year      5 Years      (2/12/99)


Focused Fund - Class A*/**
         Returns Before Taxes                  7.27%       5.41%       11.75%
         After Taxes on Distributions          7.27%       5.14%       11.02%
         After Taxes on Distributions and
            Sale of Fund Shares                4.73%       4.49%        9.81%

Focused Fund - Class C*/***
         Returns Before Taxes                 11.98%       5.87%       12.05%

Russell 3000(R) Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             11.95%      -1.16%        1.67%


S&P 500 Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             10.88%      -2.30%        0.57%



*Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.


**The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 18.16%. The average annual total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 18.16% and 15.49%, respectively.

***The inception date of the PBHG Focused Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the high Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C berfore taxes from its inception date to December 31, 2004 was 22.96%.


****The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                    CLASS A                  CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%               Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                               2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.65%(3)                 0.65%(4)
Distribution (12b-1) Fees                        Not Applicable                0.75%
Other Expenses
         Service Fees                                 0.25%                    0.25%
         Other Operating Expenses                     0.72%(3)                 0.72%(4)
         Total Other Expenses                         0.97%                    0.97%
Total Annual Operating Expenses                       1.62%(3)(5)              2.37%(4)(5)


* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the management fees it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.75% and 1.85%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12% and effective December 9, 2004, Liberty Ridge Capital reduced the management fee it charges the Fund from 0.85% to 0.65%. Before these fee reductions, the Fund's Other Expenses and Total Annual Operating Expenses were 0.75% and 2.60%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER


            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $730      $891       $1,057     $1,228      $1,406
Class C      $343      $487       $739         $999      $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,589    $1,778     $1,974     $2,177      $2,386
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES


            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $240      $487       $739        $999       $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.56%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.73%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.13%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.65%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.29%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.05%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                18.94%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                22.96%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.42%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.63%                   1.60%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.33%                   5.33%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.10%                   8.10%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.94%                  10.94%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.86%                  13.86%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.85%                  16.85%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                19.93%                  19.93%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.08%                  23.08%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.32%                  26.32%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.64%                  29.64%
------------ --------------------- ----------------------- ---------------------

PBHG LARGE CAP FUND


The Board of Trustees of PBHG Funds has called a special meeting of PBHG Large Cap Fund shareholders to be held in the early spring of 2005 to approve a proposal to merge the PBHG Large Cap Fund into the PBHG Focused Fund, a separate series portfolio of PBHG Funds. Only shareholders who own shares of the PBHG Large Cap Fund as of the record date will be entitled to notice of and to vote at the special meeting of the PBHG Large Cap Fund shareholders. More detailed information regarding the reorganization will be contained in the forthcoming combined proxy statement/prospectus.


GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Liberty Ridge Capital intends to focus the Fund's investments will change with market conditions and the composition of the index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the may not realize what Liberty Ridge Capital believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997     25.10%
1998     33.89%
1999     10.22%
2000     23.38%
2001     -2.02%
2002    -24.92%
2003     18.61%
2004      6.54%


/R>

BEST QUARTER:              Q4 1998   28.01%

WORST QUARTER:             Q3 2002  -21.39%




* The inception date of PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The table below provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                              Since
                                            Past               Past         Inception
                                           1 Year             5 Years       (12/31/96)
Large Cap Fund - Class A*/**
         Returns Before Taxes               0.41%             1.55%              9.01%
         After Taxes on Distributions       0.13%             1.05%              6.35%
         After Taxes on Distributions and
            Sale of Fund Shares****         0.26%             1.03%              6.15%


Large Cap Fund - Class C*/***
         Returns Before Taxes               4.74%             1.99%              8.99%

S&P 500 Index
          (Reflects No Deduction for
           Fees, Expenses or Taxes)        10.88%            -2.30%              7.98%


*Prior to April 1, 2003 the Large Cap Fund was named the Large Cap Value Fund.

**The inception date of the PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 7.68%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 7.28% and 6.38%, respectively.

***The inception date of the PBHG Large Cap Fund - Class C shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 12.05%.


****When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                            2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.65%                        0.65%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.53%(3)                     0.53%(4)
         Total Other Expenses                     0.78%                        0.78%
Total Annual Operating Expenses                   1.43%(3)(5)                  2.18%(4)(5)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of this purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 1.46%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.56% and 2.21%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $712      $854       $1,001     $1,154      $1,312
Class C      $324      $448       $682       $922        $1,169

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,475    $1,644     $1,820     $2,001      $2,190
Class C      $1,424    $1,685     $1,953     $2,230      $2,513

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $221      $448       $682       $922        $1,169

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,424    $1,685     $1,953     $2,230      $2,513


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.39%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                1.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.71%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                8.45%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                12.32%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                16.33%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                20.48%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                24.78%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                29.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                33.85%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.82%                   1.79%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.72%                   5.72%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.70%                   8.70%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                11.77%                  11.77%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                14.92%                  14.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                18.16%                  18.16%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                21.49%                  21.49%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                24.92%                  24.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                28.44%                  28.44%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                32.06%                  32.06%
------------ --------------------- ----------------------- ---------------------

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1998     26.57%
1999     21.33%
2000     25.70%
2001      7.40%
2002    -20.14%
2003     34.03%
2004     17.74%




BEST QUARTER:              Q4 1998          29.96%

WORST QUARTER:             Q3 2001         -18.56%


* The inception date of PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since
                                             Past              Past           Inception
                                            1 Year            5 Years         (4/30/97)


Mid-Cap Fund - Class A*/**
         Returns Before Taxes               10.95%             9.90%          17.50%
         After Taxes on Distributions        9.00%             9.13%          13.83%
         After Taxes on Distributions and
         Sale of Fund Shares                 8.38%             8.22%          12.99%

Mid-Cap Fund - Class C*/***
         Returns Before Taxes               15.84%            10.39%          17.53%

S&P MidCap 400 Index
          (Reflects No Deduction for        16.48%             9.54%          14.46%
          Fees, Expenses or Taxes)


*Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.


**The inception date of the PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.64%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 19.13% and 17.14%, respectively.

*** The inception date of the PBHG Mid-Cap Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 24.90%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE *

                                               CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                     5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)          Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                      2.00%(2)                     2.00%(2)
REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                 0.85%                        0.85%
Distribution (12b-1) Fees                     Not Applicable                 0.75%
Other Expenses
         Service Fees                           0.25%                        0.25%
         Other Operating Expenses               0.51%(3)                     0.51%(4)
         Total Other Expenses                   0.76%                        0.76%
Total Annual Operating Expenses                 1.61%(3)(5)                  2.36%(4)(5)

* Expense information in the table has been restated to reflect current fees.

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 1.63%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.53% and 2.38%, respectively.

(5) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $729      $889       $1,054     $1,224      $1,401
Class C      $342      $485       $736       $995        $1,260

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,583    $1,771     $1,966     $2,168      $2,376
Class C      $1,533    $1,812     $2,099     $2,394      $2,696

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $239      $485       $736       $995        $1,260

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,533    $1,812     $2,099     $2,394      $2,696


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.55%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.75%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                4.16%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                7.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                11.35%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                15.12%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                19.02%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                23.06%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                27.23%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                31.54%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.64%                   1.61%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.35%                   5.35%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                8.13%                   8.13%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.99%                  10.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                13.92%                  13.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                16.92%                  16.92%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                20.01%                  20.01%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                23.18%                  23.18%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                26.43%                  26.43%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                29.77%                  29.77%
------------ --------------------- ----------------------- ---------------------

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Liberty Ridge Capital believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1998            0.89%
1999           18.33%
2000           32.49%
2001            4.64%
2002          -32.15%
2003           38.50%
2004           15.30%




BEST QUARTER:              Q4 2001          25.60%

WORST QUARTER:             Q3 2002         -22.06%



* The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                 Since
                                          Past               Past              Inception
                                          1 Year             5 Years           (4/30/97)
Small Cap Fund - Class A*/**
         Returns Before Taxes              8.66%             7.20%             12.41%
         After Taxes on Distributions      8.66%             6.84%             11.49%
         After Taxes on Distributions and
         Sale of Fund Shares               5.63%             5.99%             10.35%


Small Cap Fund - Class C*/***
         Returns Before Taxes             13.40%             7.67%             12.44%

Russell 2000(R) Index
          (Reflects No Deduction for      18.33%             6.61%             10.11%
          Fees, Expenses or Taxes)


*Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.


**The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 20.34%. The average annual total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 20.34% and 17.35%, respectively.

*** The inception date of the PBHG Small Cap Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of Class C before taxes from its inception date to December 31, 2004 was 25.20%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   1.00%                        1.00%
Distribution (12b-1) Fees                    Not Applicable                    0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.56%(3)                     0.56%(4)
         Total Other Expenses                     0.81%                        0.81%
Total Annual Operating Expenses                   1.81%(3)                     2.56%(4)
Fee Waiver and/or Expense Reimbursement           0.06%                        0.06%
Net Expenses                                      1.75%(5)                     2.50%(5)

      * Expense information in the table has been restated to reflect current fees.

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 1.83%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.58% and 2.58%, respectively.

     (5) This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amounts Liberty Ridge Capital could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund were $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $922       $1,106     $1,297      $1,493
Class C      $356      $519       $791       $1,070      $1,355

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,696    $1,906     $2,122     $2,345      $2,575
Class C      $1,648    $1,947     $2,254     $2,569      $2,891


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $519       $791       $1,070      $1,355

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,648    $1,947     $2,254     $2,569      $2,891


Performance Example

The following table summarizes the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. Column 1 shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in this table is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.69%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.42%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.62%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                6.93%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.34%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                13.86%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.49%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                21.24%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                25.10%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                29.10%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.50%                   1.48%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                5.00%                   5.00%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.56%                   7.56%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                10.19%                  10.19%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                12.88%                  12.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                15.63%                  15.63%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.45%                  18.45%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                21.34%                  21.34%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                24.30%                  24.30%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                27.34%                  27.34%
------------ --------------------- ----------------------- ---------------------

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 65.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1996       53.91%
1997        2.87%
1998       25.46%
1999      242.25%
2000      -44.00%
2001      -52.59%
2002      -54.58%
2003       44.46%
2004        4.91%




BEST QUARTER:              Q4 1999          111.22%

WORST QUARTER:             Q4 2000          -51.02%


* The inception date of the PBHG Technology & Communications Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04


The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                Since
                                               Past             Past           Inception
                                              1 Year           5 Years         (9/29/95)
Technology and Communications Fund - Class A*
         Returns Before Taxes                   -1.13%          -29.65%          3.36%
         After Taxes on Distributions           -1.13%          -30.22%          2.26%
         After Taxes on Distributions and
         Sale of Fund Shares***                 -0.74%          -21.54%          2.91%

Technology and Communications Fund - Class C**
         Returns Before Taxes                    3.17%          -29.34%          3.25%

PSE Technology Index(R)****
          (Reflects No Deduction for            12.09%           -4.09%         15.92%
          Fees, Expenses or Taxes)

*The inception date of the PBHG Technology and Communication Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The average annual total return of Class A before taxes from its inception date to December 31, 2004 was 8.09%. The average annual total return of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2004 were 8.09% and 6.89%, respectively.

** The inception date of the PBHG Technology and Communication Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The average annual total return of the Class C before taxes from its inception date to December 31, 2004 was 12.52%.


***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE*

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(as a percentage of AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.85%                        0.85%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.74%(3)                     0.74%(4)
         Total Other Expenses                     0.99%                        0.99%
Total Annual Operating Expenses                   1.84%(3)                     2.59%(4)

      * Expense information in the table has been restated to reflect current fees.

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 1.87%, respectively.


     (4) The Fund incurred legal, printing and audit expenses relating to certain settled SEC and NYAG proceedings. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were each reduced by 0.01% for the fiscal year ended March 31, 2004. In addition, effective October 1, 2004, Old Mutual Fund Services reduced the administrative services fee it charges the Fund from 0.15% to approximately 0.12%. Before this fee reduction, the Fund's Other Expenses and Total Annual Operating Expenses were 0.77% and 2.62%, respectively.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $751      $933       $1,120     $1,314      $1,513
Class C      $365      $531       $805       $1,087      $1,375

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,719    $1,931    $2,150     $2,376       $2,609
Class C      $1,671    $1,973    $2,283     $2,600       $2,925


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $262      $531       $805       $1,087      $1,375

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,671    $1,973     $2,283     $2,600      $2,925


Performance Example

The following tables summarize the impact of the Fund's fees and expenses on its Class A and Class C performance for each year and cumulatively, assuming a 5% return for each year and the Fund's operating expenses remain the same for the time periods below. Column 1 in each table shows the Fund's cumulative performance without the deduction of fees and expenses. Column 2 in each table shows the Fund's cumulative performance with the deduction of fees and expenses (assuming no redemption of Fund shares at end of period). Column 3 in the table for Class C shares shows the Fund's cumulative performance with the deduction of fees and expenses (assuming redemption of Fund shares at end of period). The performance information in these tables is hypothetical. The Fund's actual performance may be higher or lower.

Class A

------------ --------------------- -----------------------
             Column 1              Column 2
------------ --------------------- -----------------------
------------ --------------------- -----------------------
Year         Cumulative            Cumulative
             Performance without   Performance with the
             the Deduction of      Deduction of Fees and
             Fees and Expenses     Expenses (including
                                   maximum front end
                                   sales charge)
------------ --------------------- -----------------------
------------ --------------------- -----------------------
1            5.00%                 -2.77%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
2            10.25%                0.30%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
3            15.76%                3.47%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
4            21.55%                6.74%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
5            27.63%                10.11%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
6            34.01%                13.59%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
7            40.71%                17.18%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
8            47.75%                20.88%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
9            55.13%                24.70%
------------ --------------------- -----------------------
------------ --------------------- -----------------------
10           62.89%                28.65%
------------ --------------------- -----------------------


Class C

------------ --------------------- ----------------------- ---------------------
             Column 1              Column 2                Column 3
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
Year         Cumulative            Cumulative              Cumulative
             Performance without   Performance with the    Performance with the
             the Deduction of      Deduction of Fees and   Deduction of Fees and
             Fees and Expenses     Expenses                Expenses (assuming
                                                           redemption of Fund
                                                           shares)
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
1            5.00%                 2.41%                   1.39%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
2            10.25%                4.88%                   4.88%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
3            15.76%                7.41%                   7.41%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
4            21.55%                9.99%                   9.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
5            27.63%                12.64%                  12.64%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
6            34.01%                15.36%                  15.36%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
7            40.71%                18.14%                  18.14%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
8            47.75%                20.99%                  20.99%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
9            55.13%                23.90%                  23.90%
------------ --------------------- ----------------------- ---------------------
------------ --------------------- ----------------------- ---------------------
10           62.89%                26.89%                  26.89%
------------ --------------------- ----------------------- ---------------------

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company and Technology & Communications Funds

Liberty Ridge Capital's growth investment team believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Liberty Ridge Capital uses a bottom-up investment strategy that is primarily driven by fundamental research focused on above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

Liberty Ridge Capital's growth process begins by screening stocks primarily in the Russell 3000(R) Growth Index, as well as stocks outside the index that the firm's research analysts or portfolio managers believe fit within the firm's investment style. The results create a universe of companies that exhibit positive growth characteristics. Liberty Ridge Capital then ranks each company in its universe using a proprietary research model that identifies attributes the firm beleives are important to a company's growth.

Using fundamental research and a bottom-up approach to investing, Liberty Ridge Capital evaluates each company to determine whether the company can sustain its current growth trend. Liberty Ridge Capital believes that through this disciplined process it is able to construct a portfolio of investments with strong, sustainable growth characteristics that will be rewarded over time.

Liberty Ridge Capital's decision to sell a security depends on many factors. Generally speaking, Liberty Ridge Capital may sell a security when investment goals are realized, market cap sensitivity becomes prevalent, or the investment thesis is no longer valid.


Focused, Large Cap, Mid-Cap, Small Cap, and Strategic Small Company Funds


Liberty Ridge Capital's core investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital beleieves that consistent application of this style creates the ability to reliably add alpha over full market cycles.

Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the core space.

All Funds

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.


Each of the Emerging Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Large Cap, Mid-Cap, Small Cap, and Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.


A description of PBHG Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital focuses its active management on securities selection, the area it believes its respective investment methodologies can most enhance a Fund's performance.

Liberty Ridge Capital maintains a long-term investment approach and focus on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, each Fund intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in equity securities.

GROWTH SECURITIES

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Liberty Ridge Capital uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Liberty Ridge Capital's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Liberty Ridge Capital considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a decleration in business momentum or a failure to achieve expected earnings, occurs or is expected to occur.

VALUE SECURITIES

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Liberty Ridge Capital believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

The Funds generally do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES


Securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

Each Fund limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits).

MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Liberty Ridge Capital focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

o        To reduce transaction costs;

o        To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o        To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities , including stripped mortgage-backed securities that are deemed to be illiquid.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

o        Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o        Increases in property taxes;

o        Casualty and condemnation losses; and

o        Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Liberty Ridge Capital considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

FIXED INCOME SECURITIES

Fixed Income securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.


U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS

U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS

U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS

U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

MORTGAGE-BACKED SECURITIES


Securities that represent pools of mortgages (including collateralized mortgage obligations ("CMOs")), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-Rated bonds offer higher yields and higher potential gains.

FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

THE INVESTMENT ADVISER

THE INVESTMENT ADVISER

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Liberty Ridge Capital managed over $7 billion in assets as of June 30, 2004 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies).


As investment adviser, Liberty Ridge Capital makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap Growth Concentrated, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. PBHG Funds' Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day investment management activities.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and NYAG. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the PBHG Funds' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.


As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.


At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the Defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                0.85%
Growth Fund                         0.85%
Large Cap Growth Concentrated Fund  0.85%
Large Cap Growth Fund               0.75%
Select Growth Fund                  0.85%
Focused Fund                        0.81%*
Large Cap Fund                      0.65%
Mid-Cap Fund                        0.85%
Small Cap Fund                      0.95%*
Strategic Small
Company Fund                        0.91%*
Technology &
Communications Fund                 0.85%

* Reflects a waiver of fees.


At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Funds' Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for each Fund described in this prospectus was considered and approved by the unanimous vote, cast in person, of PBHG Funds' Trustees, each of whom is not an interested person of PBHG Funds, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Fund reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of any Fund exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Fund's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

THE PORTFOLIO MANAGERS


---------------------------------- --------------------------------------------------------------------------
Emerging Growth Fund/Technology    James M. Smith, CFA has managed the Emerging Growth Fund and the
& Communications Fund              Technology & Communications Fund since December 9, 2004.  Mr. Smith has been involved in the management of the Emerging Growth Fund since May 3,
                                   2004 and the Technology & Communications Fund since November 2003.  Mr.
                                   Smith joined Liberty Ridge Capital in 1993 as a portfolio manager.
---------------------------------- --------------------------------------------------------------------------
Growth Fund                        Samuel H. Baker, CFA has managed the Growth Fund since December 9,
                                   2004. Mr. Baker joined Liberty Ridge Capital in 1996 as a portfolio manager and since that time he has co-managed a series of investment limited partnerships that invest in small sized public equity securities as well as privately placed equity securities.
---------------------------------- --------------------------------------------------------------------------
Large Cap Growth Fund/Large Cap    Michael S. Sutton, CFA has managed the Large Cap Growth Fund, Large Cap
Growth Concentrated Fund/Select    Growth Concentrated Fund (formerly the Large Cap 20 Fund) and Select
Growth Fund                        Growth Fund since December 9, 2004.  Mr. Sutton has been involved in the management of the Large Cap Growth Fund and Large Cap Growth
                                   Concentrated Fund since November 1999 and the Select Growth Fund since
                                   April 2000.  Mr. Sutton joined Liberty Ridge Capital in October 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios.  Prior to that, Mr. Sutton was a large cap growth manager with Stein, Roe &
                                   Farnham.
---------------------------------- --------------------------------------------------------------------------
Focused Fund/Mid-Cap Fund/Large    Jerome J. Heppelmann, CFA has managed the Focused Fund, Mid-Cap Fund and
Cap Fund                           Large Cap Fund since December 9, 2004.  Mr. Heppelmann has been involved in the management of the Mid-Cap Fund and the Large Cap Fund since June
                                   1999.  Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice
                                   President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team.  Prior to joining Liberty
                                   Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.
---------------------------------- --------------------------------------------------------------------------
Small Cap Fund                     James B. Bell, III, CFA has managed the Small Cap Fund since December 9,
                                   2004.  Mr. Bell has been involved in the management of the Small Cap
                                   Fund since May 3, 2004.  Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies.  Prior to joining Liberty Ridge Capital, Mr.
                                   Bell worked for six years as a commercial banker at Allfirst Bank.
---------------------------------- --------------------------------------------------------------------------
Strategic Small Company Fund       Mr. Smith and Mr. Bell have co-managed the Strategic Small Company Fund since December 9, 2004.  Mr. Smith has been part of the Strategic Small
                                   Company Fund's portfolio management team since its inception in 1996.
                                   Mr. Smith's work experience is described under the Emerging Growth and
                                   Technology & Communications Fund.  Mr. Bell's work experience is described under the Small Cap Fund.
---------------------------------- --------------------------------------------------------------------------

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The PBHG Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Liberty Ridge Capital and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Liberty Ridge Capital and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Liberty Ridge Capital and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except the Cash Reserves Fund) will each impose a 2% redemption/exchange fee on total redemption proceeds (before applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Liberty Ridge Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:


         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;
         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;
         3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
         4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
         5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
         6. redemptions initiated by a Fund, as permitted in the prospectus.

PBHG Funds' goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.


FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the PBHG Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.



VALUING PORTFOLIO SECURITIES
Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on p. 62. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.


PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

----------------------------------------------- ---------------------------------------- --------------------------------------
                                                                CLASS A                                 CLASS C
----------------------------------------------- ---------------------------------------- --------------------------------------
Initial Sales Charge                            up to 5.75%                              None
----------------------------------------------- ---------------------------------------- --------------------------------------
Contingent Deferred Sales Charge (CDSC)         None (except on redemptions of certain   1.00% on redemptions within one year
                                                large purchases held for less than one
                                                year)
----------------------------------------------- ---------------------------------------- --------------------------------------
Distribution and Service Fees                   0.25%                                    1.00%
----------------------------------------------- ---------------------------------------- --------------------------------------
Dividends                                       Generally higher than Class C due to     Generally lower than Class A due to
                                                lower annual expenses                    higher annual expenses
----------------------------------------------- ---------------------------------------- --------------------------------------
Typical Shareholder                             Generally more appropriate for           Generally more appropriate for
                                                long-term investors                      short-term investors
----------------------------------------------- ---------------------------------------- --------------------------------------


The sales charging information in this prospectus can also be accessed, free of charge, on the Funds' website, at http://www.PBHGfunds.com/Breakpoints.


SALES CHARGES

CLASS A SHARES.

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds (which are not offered in this prospectus). Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.


Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Growth, Focused, Large Cap, Mid-Cap, Small Cap, Strategic Small Company and Technology & Communications Funds.


                                              Investor's Initial Sales Charge
                                              -------------------------------
                                               As a                   As a
                                            Percentage             Percentage
        Amount of Investment in            of the Public           of the Net
           Single Transaction             Offering Price        Amount Invested
     ------------------------------       --------------        ---------------
      Less than $100,000                       5.75%                 6.10%
      $100,000 but less than $250,000          4.50%                 4.71%
      $250,000 but less than $500,000          3.25%                 3.36%
      $500,000 but less than $1,000,000        2.00%                 2.04%
      $1,000,000 and over                         0%                    0%

Ways to Reduce or Eliminate Class A Initial Sales Charges Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charges on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The Statement of Additional Information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges
You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase. See Class A Purchases Subject to Contingent Deferred Sales Charge.

o on additional purchases of one or more Funds that result in account balances of Class A shares of $1 million or more.

o        on shares purchased by reinvesting dividends and distributions.

o when exchanging shares among Funds with the same or higher initial sales charges (see General Policies -Exchanges Between Funds for more information on exchanges between Funds).

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinstatement privilege.

o        when a merger, consolidation or acquisition of assets of a Fund occurs.


o if you are the Adviser, an affiliated company of the Adviser, or a sub-adviser to a Fund ("Sub-Adviser") and you purchase your shares directly through PBHG Fund Distributors (the "Distributor").

o if (a) you are a current or retired trustee, officer or employee (each such person referred to hereinafter as an Employee) of (i) the Adviser, or (ii) a Sub-Adviser, or (iii) affiliates of the Adviser or Sub-Adviser or of other mutual funds which are advised by the Adviser or Sub-Adviser, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member, (b) you opened your account while you or your immediate family member was an Employee, and (c) you purchased your shares directly through the Distributor.

o if you are an employee benefit plan established for employees of the Adviser, Sub-Adviser or their affiliates.


o if you are a discretionary advised client of the Adviser and its affiliates.

o if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at net asset value are permitted by the policies of, and are made through, such person's employer.

o if you are a financial institution trust department investing an aggregate of $1 million or more in the Funds.

o if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor with respect to its use of the Funds in connection with such services.

o if you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the Statement of Additional Information for applicable restrictions. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable Fund.

o if you are an individual or entity with substantial business relationship with PBHG Funds, the Adviser or their affiliates, as determined by a Vice President or more senior officer of PBHG Funds or the Adviser and you purchase your shares directly through the Distributor.


Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, PBHG Funds may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the Statement of Additional Information for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the Statement of Additional Information for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund (each offered under a seperate prospectus). Direct purchases of PBHG Cash Reserves Fund are excluded for purposes of this calculation.

Purchasers Qualifying for Reductions in Initial Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals
o an individual, his or her spouse, or children residing in the same household,

o        any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries
o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups
o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Purchases Subject to Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges
The contingent deferred sales charge will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

o managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the Funds in connection with such services.

o on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be eligible for such privilege. See the Statement of Additional Information for more information on the reinstatement privilege.

o on purchases made in connection with the reinvestment of dividends and distributions from a Fund.

o        on exchanges of shares of certain other Funds.

o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.


CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Class C shares of Funds in the Equity and Fixed Income category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges." In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Funds.

CLASS C PURCHASES NOT SUBJECT TO CDSC.

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions.

o        on increases in the net asset value of your shares.

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period.

o when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the Statement of Additional Information for more information on the reinvestment privilege.

o upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

o upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the PBHG Funds). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70.

o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC


The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, PBHG Funds will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.


BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax advisor.

MINIMUM INVESTMENTS

                                                   Initial         Additional
REGULAR ACCOUNTS                                   $ 2,500         no minimum
UNIFORM GIFTS/TRANSFER
            TO MINOR ACCOUNTS                      $   500         no minimum
TRADITIONAL IRAS                                   $ 2,000         no minimum
ROTH IRAS                                          $ 2,000         no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS               $   500         no minimum
SYSTEMATIC INVESTMENT                              $   500         $25
   PLANS(1) (SIP)

(1) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES


o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: PBHG Funds is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.


o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.


o Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 65. For non-retirement accounts, PBHG Funds may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.


o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

EXCHANGES BETWEEN FUNDS


You may exchange some or all shares of a particular Class of a Fund for the same Class of another Fund that offers such Class of shares. In addition to the Funds contained in this prospectus, the Analytic Disciplined Equity Fund, Heitman REIT Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund, Dwight Short Term Fixed Income Fund and Clipper Focus Fund offer Class A and Class C Shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.


Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Liberty Ridge Capital or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 58 for details of the PBHG Funds' trading guidelines and redemption fee.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

Each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of                       Tax rate for                 Tax rate for
Distribution                  15% bracket and lower        higher than 15%

Dividends Generally           Ordinary income rate         Ordinary income rate
Qualified Dividends           5%                           15%
Short-term
  Capital Gains               Ordinary income rate         Ordinary income rate
Long-term
  Capital Gains               5%                           15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.


PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, PBHG Fund Distributors and service fees to PBHG Fund Distributors, brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to PBHG Fund Distributors are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.


Revenue Sharing

Payments by PBHG Fund Distributors or its Affiliates

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Choosing a Share Class" section of this prospectus. Financial intermediaries may include financial planners or financial advisors, brokers, dealers, banks, registered investment advisors, and 401(k) or other retirement plan administrators. In addition to those payments, the Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to these financial intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the intermediary, such as placing PBHG Funds on the intermediaries sales system or placing PBHG Funds on the intermediaries preferred or recommended list. The Distributor may also pay intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to PBHG Funds, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in PBHG Funds. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of PBHG Funds) to sales meetings and salespeople of the intermediary. In addition, intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Funds logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces PBHG Funds' costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. PBHG Funds may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates compensate financial intermediaries differently depending on the nature and extent of the services they provide. Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through intermediaries.

Payments by PBHG Funds

Like the Distributor, PBHG Funds may, from time to time, make payments to intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, PBHG Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the Statement of Additional Information about these payments and the services provided in return by intermediaries. In certain cases, the payments to the intermediary could be significant.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --

  CLASS A
  2004**              $12.63            $(0.10) 1         --                   $(1.47)                $(1.57)               --
  2004 ++              12.03             (0.10) 1         --                     0.70                   0.60                --

  CLASS C
  2004**              $12.59            $(0.14) 1         --                   $(1.47)                $(1.61)               --
  2004 ++              12.03             (0.15) 1         --                     0.71                   0.56                --

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --


  CLASS A
  2004**              $18.32            $(0.12) 1         --                   $(1.54)                $(1.66)               --
  2004 ++              16.68             (0.13) 1         --                     1.77                   1.64                --

  CLASS C
  2004**              $18.25            $(0.19) 1         --                   $(1.52)                $(1.71)               --
  2004 ++              16.68             (0.20) 1         --                     1.77                   1.57                --



                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938

  CLASS A
  2004**               --                      --              $11.06               (12.43)%+           $       46
  2004 ++              --                      --               12.63                 4.99%+                    53

  CLASS C
  2004**               --                      --              $10.98               (12.79)%+           $       46
  2004 ++              --                      --               12.59                 4.66%+                    52

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234


  CLASS A
  2004**               --                      --              $16.66                (9.06)%+           $       50
  2004 ++              --                      --               18.32                 9.83%+                    55

  CLASS C
  2004**               --                      --              $16.54                (9.37)%+           $       50
  2004 ++              --                      --               18.25                 9.41%+                    55



                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%

  CLASS A
  2004**               1.74%*           (1.67)%*                 1.74%*                 (1.67)%*            32.94%+
  2004 ++              1.62%*           (1.57)%*                 1.63%*                 (1.58)%*            96.38%+

  CLASS C
  2004**               2.49%*           (2.42)%*                 2.49%*                 (2.42)%*            32.94%+
  2004 ++              2.37%*           (2.32)%*                 2.38%*                 (2.33)%*            96.38%+

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%


  CLASS A
  2004**               1.68%*           (1.43)%*                 1.68%*                 (1.43)%*            24.35%+
  2004 ++              1.61%*           (1.42)%*                 1.62%*                 (1.43)%*           163.61%+

  CLASS C
  2004**               2.42%*           (2.18)%*                 2.42%*                 (2.18)%*            24.35%+
  2004 ++              2.36%*           (2.17)%*                 2.37%*                 (2.18)%*           163.61%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --

  CLASS A
  2004**             $15.10             $(0.11) 1         --                  $(0.55)                $(0.66)              --
  2004 ++             13.31              (0.12) 1         --                    1.91                   1.79               --

  CLASS C
  2004**             $15.05             $(0.16) 1         --                  $(0.56)                $(0.72)2             --
  2004 ++             13.31              (0.17) 1         --                    1.91                   1.74               --

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --

  CLASS A
  2004**             $19.77             $(0.09) 1         --                  $(0.66)                $(0.75)              --
  2004 +++            17.45              (0.14) 1         --                    2.46                   2.32               --

  CLASS C
  2004**             $19.67             $(0.16) 1         --                  $(0.65)                $(0.81)              --
  2004 +++            17.45              (0.23) 1         --                    2.45                   2.22               --



                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460

  CLASS A
  2004**              --                      --              $14.44                (4.37)%+         $       54
  2004 ++             --                      --               15.10                13.45%+                  57

  CLASS C
  2004**              --                      --              $14.33                (4.78)% +        $       64
  2004 ++             --                      --               15.05                13.07%+                  57

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965

  CLASS A
  2004**              --                      --              $19.02                (3.79)%+         $       74
  2004 +++            --                      --               19.77                13.30%+                  77

  CLASS C
  2004**              --                      --              $18.86                (4.12)%+         $       60
  2004 +++            --                      --               19.67                12.72%+                  56



                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH CONCENTRATED FUND (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
----------------------------------------------------------------------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%

  CLASS A
  2004**              1.71%*             (1.42)%*               1.71%*                 (1.42)%*              20.75%+
  2004 ++             1.70%*             (1.56)%*               1.71%*                 (1.57)%*              73.65%+

  CLASS C
  2004**              2.46%*             (2.17)%*               2.46%*                 (2.17)%*              20.75%+
  2004 ++             2.45%*             (2.31)%*               2.46%*                 (2.32)%*              73.65%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%

  CLASS A
  2004**              1.58%*             (0.95)%*               1.58%*                 (0.95)%*              18.63%+
  2004 +++            1.58%*             (1.09)%*               1.59%*                 (1.10)%*              63.17%+

  CLASS C
  2004**              2.33%*             (1.70)%*               2.33%*                 (1.70)%*              18.63%+
  2004 +++            2.33%*             (1.83)%*               2.34%*                 (1.84)%*              63.17%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period           Loss              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --

  CLASS A
  2004**             $20.88         $(0.16) 1             --                  $(0.98)                $(1.14)                --
  2004 ++             19.43          (0.18) 1             --                    1.63                   1.45                 --

  CLASS C
  2004**             $20.80         $(0.23) 1             --                  $(0.98)                $(1.21)                --
  2004 ++             19.43          (0.26) 1             --                    1.63                   1.37                 --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --

  CLASS A
  2004**             $13.66         $(0.10) 1             --                  $(0.89)                $(0.99)                --
  2004 +++            11.72          (0.13) 1             --                    2.07                   1.94                 --

  CLASS C
  2004**             $13.59         $(0.14) 1             --                  $(0.89)                $(1.03)                --
  2004 +++            11.72          (0.19) 1             --                    2.06                   1.87                 --




                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298

  CLASS A
  2004**                --                      --              $19.74                (5.46)%+         $       51
  2004 ++               --                      --               20.88                 7.46%+                  54

  CLASS C
  2004**                --                      --              $19.59                (5.82)%+         $       50
  2004 ++               --                      --               20.80                 7.05%+                  54

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225

  CLASS A
  2004**                --                      --              $12.67                (7.25)%+         $       54
  2004 +++              --                      --               13.66                16.55%+                  65

  CLASS C
  2004**                --                      --              $12.56                (7.58)%+         $       54
  2004 +++              --                      --               13.59                15.96%+                  58



                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%

  CLASS A
  2004**               1.77%*             (1.58)%*               1.77%*           (1.58)%*              67.29%+
  2004 ++              1.76%*             (1.68)%*               1.77%*           (1.69)%*             179.85%+

  CLASS C
  2004**               2.52%*             (2.33)%*               2.52%*           (2.33)%*              67.29%+
  2004 ++              2.51%*             (2.43)%*               2.52%*           (2.44)%*             179.85%+

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%

  CLASS A
  2004**               1.75%*             (1.51)%*               1.90%*           (1.66)%*              40.99%+
  2004 +++             1.75%*             (1.43)%*               1.87%*           (1.55)%*              96.80%+

  CLASS C
  2004**               2.50%*             (2.26)%*               2.65%*           (2.41)%*              40.99%+
  2004 +++             2.50%*             (2.18)%*               2.62%*           (2.30)%*              96.80%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --

  CLASS A
  2004**             $17.17         $(0.07) 1             --                  $(0.35)             $(0.42)                   --
  2004 ++             14.79          (0.03) 1             --                    2.41                2.38                    --

  CLASS C
  2004**             $17.10         $(0.13) 1             --                  $(0.34)             $(0.47)                   --
  2004 ++             14.79          (0.09) 1             --                    2.40                2.31                    --

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)


  CLASS A
  2004**             $11.92          $0.01 1              --                  $(0.19)             $(0.18)                   --
  2004 ++             11.08           0.05 1              --                    0.93                0.98                $(0.14)

  CLASS C
  2004**             $11.89         $(0.04) 1             --                  $(0.18)             $(0.22)                   --
  2004 ++             11.08           0.01 1              --                    0.92                0.93                $(0.12)



                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556

  CLASS A
  2004**                   --                    --            $16.75        (2.45)%+           $     57
  2004 ++                  --                    --             17.17        16.09%+                  58

  CLASS C
  2004**                   --                    --            $16.63        (2.75)%+           $     56
  2004 ++                  --                    --             17.10        15.62%+                  58

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922


  CLASS A
  2004**                   --                    --            $11.74        (1.51)%+           $     54
  2004 ++                  --                $(0.14)            11.92         8.91%+                  54

  CLASS C
  2004**                   --                    --            $11.67        (1.85)%+           $     53
  2004 ++                  --                $(0.12)            11.89         8.49%+                  54



                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%

  CLASS A
  2004**               1.75%*             (0.82)%*               1.97%*                 (1.04)%*             114.33%+
  2004 ++              1.77%*             (0.36)%*               1.85%*                 (0.44)%*             240.63%+

  CLASS C
  2004**               2.50%*             (1.58)%*               2.72%*                 (1.80)%*             114.33%+
  2004 ++              2.52%*             (1.11)%*               2.60%*                 (1.19)%*             240.63%+

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%


  CLASS A
  2004**               1.48%*              0.09%*                1.48%*                  0.09%*               94.10%+
  2004 ++              1.45%*              0.86%*                1.46%*                  0.85%*              252.96%+

  CLASS C
  2004**               2.23%*             (0.66)%*               2.23%*                 (0.66)%*              94.10%+
  2004 ++              2.20%*              0.11%*                2.21%*                  0.10%*              252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --


  CLASS A
  2004**             $17.90         $(0.06) 1             --                  $(0.29)                $(0.35)             --
  2004 +++            14.59          (0.08) 1             --                    3.39                   3.31              --

  CLASS C
  2004**             $17.82         $(0.12) 1             --                  $(0.29)                $(0.41)             --
  2004 +++            14.59          (0.16) 1             --                    3.39                   3.23              --

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --


  CLASS A
  2004**             $20.27         $(0.13) 1             --                  $(0.84)                $(0.97)             --
  2004 ++             16.80          (0.11) 1             --                    3.58                   3.47              --

  CLASS C
  2004**             $20.19         $(0.20) 1             --                  $(0.83)                $(1.03)             --
  2004 ++             16.80          (0.18) 1             --                    3.57                   3.39              --



                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690


  CLASS A
  2004**              --                      --              $17.55                (1.96)%+         $      229
  2004 +++            --                      --               17.90                22.69%+                 191

  CLASS C
  2004**              --                      --              $17.41                (2.30)%+         $       98
  2004 +++            --                      --               17.82                22.14%+                  92

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634

  CLASS A
  2004**              --                      --              $19.30                (4.79)%+         $       68
  2004 ++             --                      --               20.27                20.65%+                  60

  CLASS C
  2004**              --                      --              $19.16                (5.10)%+         $       62
  2004 ++             --                      --               20.19                20.18%+                  60



                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%


  CLASS A
  2004**               1.60%*          (0.66)%*               1.60%*                 (0.66)%*              62.74%+
  2004 +++             1.62%*          (0.69)%*               1.63%*                 (0.70)%*             143.80%+

  CLASS C
  2004**               2.35%*          (1.42)%*               2.35%*                 (1.42)%*              62.74%+
  2004 +++             2.37%*          (1.43)%*               2.38%*                 (1.44)%*             143.80%+

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%


  CLASS A
  2004**               1.75%*          (1.34)%*               1.88%*                 (1.47)%*              47.65%+
  2004 ++              1.74%*          (1.16)%*               1.83%*                 (1.25)%*             116.57%+

  CLASS C
  2004**               2.50%*          (2.09)%*               2.63%*                 (2.22)%*              47.65%+
  2004 ++              2.49%*          (1.91)%*               2.58%*                 (2.00)%*             116.57%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------




-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --


  CLASS A
  2004**             $10.75       $(0.08) 1          --             $(0.79)                  $(0.87)               --
  2004 ++              9.69        (0.08) 1          --               1.14                     1.06                --

  CLASS C
  2004**             $10.71       $(0.12) 1          --             $(0.78)                  $(0.90)               --
  2004 ++              9.69        (0.13) 1          --               1.15                     1.02                --



                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946


  CLASS A
  2004**                   --              --                --          $ 9.88        (8.09)%+         $       51
  2004 ++                  --              --                --           10.75        10.94%+                  55

  CLASS C
  2004**                   --              --                --          $ 9.81        (8.40)%+         $       51
  2004 ++                  --              --                --           10.71        10.53%+                  55



                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%


  CLASS A
  2004**                1.87%*             (1.63)%*             1.87%*                (1.63)%*               39.97%+
  2004 ++               1.86%*             (1.56)%*             1.87%*                (1.57)%*              135.24%+

  CLASS C
  2004**                2.62%*             (2.38)%*             2.62%*                (2.38)%*               39.97%+
  2004 ++               2.61%*             (2.31)%*             2.62%*                (2.32)%*              135.24%+



The accompanying notes are an integral part of the financial statements.

*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
++    Class A and Class C shares commenced operations on September 30, 2003.
+++   Class A and Class C shares commenced operations on July 31, 2003.
^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the Fund would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.
1     Per share calculations were performed using average shares for the period.


Amounts designated as "--" are either $0 or have been rounded to $0.

fOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-PBHGNOW.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.



The complete portfolio holdings of each Fund as of the end of each calendar quarter is available on the PBHG Funds website at WWW.PBHGFUNDS.COM. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Fund's portfolio holdings for the following calendar quarter end.


INVESTMENT ADVISER
Liberty Ridge Capital, Inc.
DISTRIBUTOR
PBHG Fund Distributors


SEC FILE NUMBER 811-04391


PBHG -- A&C PRO -- 1/05

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                        PBHG STRATEGIC SMALL COMPANY FUND
                                PBHG FOCUSED FUND
                           each a series of shares of
                                   PBHG FUNDS
                                 P.O. Box 219534
                        Kansas City, Missouri 64121-9534
                            Toll Free: (800) 433-0051

                       STATEMENT OF ADDITIONAL INFORMATION

                      Special Meetings of Shareholders of:
                             PBHG Select Growth Fund
                            PBHG Emerging Growth Fund
                               PBHG Large Cap Fund

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statements and Prospectuses dated March __, 2005 of PBHG Funds (the "Trust") for use in connection with the Special Meetings of Shareholders (the "Special Meetings") of PBHG Select Growth Fund, PBHG Emerging Growth Fund and PBHG Large Cap Fund (the "Acquired Funds"), to be held on April 21, 2005. At the Special Meetings, shareholders of the Acquired Funds will be asked to approve the combination of the Acquired Funds with other investment portfolios of the Trust, as described in the Combined Proxy Statements and Prospectuses. Copies of the Combined Proxy Statements and Prospectuses may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-433-0051.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statements and Prospectuses.

         A Statement of Additional Information to the prospectus for the PBHG Class and Advisor Class shares for the Trust dated January 14, 2005 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I and incorporated herein by this reference.

         A Statement of Additional Information to the prospectus for the Class A and Class C shares for the Trust dated January 14, 2005 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix II and incorporated herein by this reference.

         The date of this Statement of Additional Information to the Combined Proxy Statements and Prospectuses is March __, 2005.

                                TABLE OF CONTENTS

THE TRUST......................................................................3
DESCRIPTION OF PERMITTED INVESTMENTS...........................................3
TRUSTEES AND OFFICERS OF THE TRUST.............................................3
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS
 OF DISTRIBUTION...............................................................3
PORTFOLIO TRANSACTIONS.........................................................3
DESCRIPTION OF SHARES..........................................................3
DETERMINATION OF NET ASSET VALUE...............................................4
TAXES..........................................................................4
PERFORMANCE ADVERTISING........................................................4
FINANCIAL INFORMATION..........................................................4

Appendix I      PBHG Funds PBHG Class and Advisor Class Statement of Additional
                Information dated January 14, 2005.
Appendix II     PBHG Funds Class A and Class C Statement of Additional
                Information dated January 14, 2005.
Appendix III    PBHG Funds Annual Report to Shareholders dated March 31, 2004.

Appendix IV     PBHG Funds Semi-Annual Report to Shareholders dated September
                30, 2004
Appendix V      Pro Forma Financial Statements of PBHG Large Cap Growth
                Concentrated Fund.
Appendix VI     Pro Forma Financial Statements of PBHG Strategic Small
                Company Fund.
Appendix VII    Pro Forma Financial Statements of PBHG Focused Fund.

THE TRUST

This Statement of Additional Information relates to PBHG Funds, a Delaware statutory trust (the "Trust"), and its following investment portfolios: PBHG Large Cap Growth Concentrated Fund, PBHG Strategic Small Company Fund and PBHG Focused Fund (collectively, the "Funds"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are each separate series of shares of beneficial interest of the Trust. For further information concerning the history of the Trust see the heading "The Trust" in the PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the heading "The Trust" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Funds adopted by the Trust's Board of Trustees, see heading "Description of Permitted Investments" and "Investment Limitations" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the headings "Description of Permitted Investments" and "Investment Limitations" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Trust as well as stating their aggregate renumeration, see heading "Trustees and Officers of the Trust" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the heading "Trustees and Officers of the Trust" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "The Adviser," "The Sub-Advisers," "The Distributor," "The Administrator and Sub-Administrator" and "Other Service Providers" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the headings "The Adviser," "The Sub-Advisers," "The Distributor," "The Administrator and Sub-Administrator" and "Other Service Providers" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the heading "Portfolio Transactions" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, and for a description of the purchase and redemption procedures for the Trust's shares, see headings "Description of Shares" and "Purchases and Redemptions of Shares" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see headings "Purchases and Redemptions of Shares" and "Description of Shares" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures see heading "Determination of Net Asset Value" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the heading "Determination of Net Asset Value" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

TAXES

For a discussion of tax information relating to ownership of the Trust's shares, see heading "Taxes" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the heading "Taxes" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

PERFORMANCE ADVERTISING

For a description and quotation of certain performance data used by the Trust, see heading "Performance Advertising" in the Trust's PBHG Class and Advisor Class Statement of Additional Information attached hereto as Appendix I and see the heading "Performance Advertising" in the Trust's Class A and Class C Statement of Additional Information attached hereto as Appendix II.

FINANCIAL INFORMATION

Audited financial statements for the Funds and for the Acquired Funds for their most recent fiscal year, and the report thereon by PricewaterhouseCoopers LLP, independent registered public accounting firm, are set forth in the Annual Report to Shareholders listed below, which is attached hereto as Appendix III and incorporated by reference herein. Unaudited financial statements for the semi-annual period indicated are set forth in the Semi-Annual Report to Shareholders listed below, which is attached hereto as Appendix IV and incorporated by reference herein. Pro Forma Financial Statements of PBHG Large Cap Growth Concentrated Fund, giving effect to the reorganization of PBHG Select Growth Fund are attached hereto as Appendix V and incorporated by reference herein. Pro Forma Financial Statements of PBHG Strategic Small Company Fund, giving effect to the reorganization of PBHG Emerging Growth Fund are attached hereto as Appendix VI and incorporated by reference herein. Pro Forma Financial Statements of PBHG Focused Fund, giving effect to the reorganization of PBHG Large Cap Fund are attached hereto as Appendix VII and incorporated herein by reference.

         Annual Report dated March 31, 2004
         Semi-Annual Report dated September 30, 2004
         PBHG Large Cap Growth Concentrated Fund Pro Forma Financial Statements PBHG Strategic Small Company Fund Pro Forma Financial Statements
         PBHG Focused Fund Pro Forma Financial Statements

                                                                     APPENDIX I


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JANUARY 14, 2005




                                     Trust:
                                   PBHG FUNDS




                                     Funds:
                            PBHG EMERGING GROWTH FUND
                                PBHG MID-CAP FUND
                                PBHG GROWTH FUND
                               PBHG SMALL CAP FUND
                             PBHG LARGE CAP GROWTH CONCENTRATED FUND
                   (FORMERLY KNOWN AS PBHG LARGE CAP 20 FUND)
                               CLIPPER FOCUS FUND
                   (FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT GROWTH FUND
                            TS&W SMALL CAP VALUE FUND
                  (FORMERLY KNOWN AS PBHG SMALL CAP VALUE FUND)
                        PBHG STRATEGIC SMALL COMPANY FUND
                        ANALYTIC DISCIPLINED EQUITY FUND
                (FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)
                                HEITMAN REIT FUND
                       (FORMERLY KNOWN AS PBHG REIT FUND)
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                                PBHG FOCUSED FUND
                      DWIGHT INTERMEDIATE FIXED INCOME FUND
             (FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)
                               PBHG LARGE CAP FUND
                       DWIGHT SHORT TERM FIXED INCOME FUND
             (FORMERLY KNOWN AS PBHG IRA CAPITAL PRESERVATION FUND)
                             PBHG CASH RESERVES FUND


                               Investment Advisor
                           LIBERTY RIDGE CAPITAL, INC.


This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the PBHG Class and Advisor Class shares of the Funds named above. It should be read in conjunction with the current Prospectuses for the PBHG Class and Advisor Class shares of the Funds. The Prospectuses dated January 14, 2005, may be obtained without charge by calling 1-800-433-0051.


The Annual Report, except for page 1, is incorporated herein by reference for each Fund. The financial statements included in the Trust's 2004 Semi-Annual Report are also incorporated herein by reference for each Fund. The Annual and Semi-Annual Report may each be obtained without charge by calling
1-800-433-0051.

                                TABLE OF CONTENTS


THE TRUST ............................................................ 3
DESCRIPTION OF PERMITTED INVESTMENTS ................................. 8
RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ...............15
INVESTMENT LIMITATIONS ...............................................41
TRUSTEES AND OFFICERS OF THE TRUST ...................................47
5% AND 25% SHAREHOLDERS ..............................................52
THE ADVISER ..........................................................73
THE SUB-ADVISERS .....................................................77
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS ..........87
THE DISTRIBUTOR ......................................................90
THE ADMINISTRATOR AND SUB-ADMINISTRATOR ..............................92
OTHER SERVICE PROVIDERS ..............................................93
PORTFOLIO TRANSACTIONS ...............................................95
DESCRIPTION OF SHARES ................................................98
PURCHASES AND REDEMPTIONS OF SHARES ..................................99
DETERMINATION OF NET ASSET VALUE
TAXES ................................................................109
PERFORMANCE ADVERTISING ..............................................118
FINANCIAL STATEMENTS .................................................118
CREDIT RATINGS .......................................................119
EXHIBITS .............................................................128

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.


Effective with the close of business on December 14, 2001, Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and Heitman REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, Analytic Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund voted in favor of changing the Fund's investment goal and strategies and the Fund's name was changed to the Dwight Short Term Fixed Income Fund.


This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes: PBHG Class, Advisor Class (formerly the Trust Class), Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to only the PBHG Class and Advisor Class shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Liberty Ridge Capital, Inc., formerly known as Pilgrim Baxter & Associates, Ltd., ("Liberty Ridge Capital" or the "Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.


            SUB-ADVISER                                        FUNDS
            -----------                                        -----
Wellington Management Company, LLP                     Cash Reserves Fund
("Wellington Management")

Pacific Financial Research, Inc. ("PFR")               Clipper Focus Fund

Analytic Investors, Inc. ("Analytic")                  Analytic Disciplined Equity Fund

Dwight Asset Management Company ("Dwight")             Dwight Short Term Fixed Income Fund
                                                       Dwight Intermediate Fixed Income Fund

Heitman Real Estate Securities LLC
(formerly named Heitman/PRA Securities
Advisors LLC) ("Heitman")                              Heitman REIT Fund

Thompson, Siegel & Walmsley, Inc. ("TS&W")             TS&W Small Cap Value Fund

                       SETTLEMENTS AND PENDING LITIGATION

                  In connection with the Adviser's recent settlements of market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"), the Adviser agreed to meet future obligations including the following:


                  (a) use its best efforts to obtain the agreement of PBHG Funds to hold a meeting of PBHG Funds' shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;


                  (b) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics;

                  (c) maintain an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

                  (d) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the PBHG Funds' independent Trustees;

                  (e) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the PBHG Funds' independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

                  (f) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the PBHG Funds due to market timing, and (ii) a proportionate share of advisory fees paid by the PBHG Funds portfolios that suffered such losses during the period of such market timing;

                  (g) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

                  (h) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the PBHG Funds' Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

                  (i) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

                  (j) reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

                  (k) recommend in writing a senior officer ("Senior Officer") to the Trust's Board of Trustees to be hired by the Trust. The Senior Officer must have a title of at least Senior Vice President and may be the same person designated as the Trust's chief compliance officer. The Senior Officer must report at least quarterly to the Trust's Board and have the ability to retain consultants, experts or staff as necessary. In addition, the Senior Officer shall monitor compliance by the Trust and its investment advisers with Federal and state securities laws, state laws respecting conflicts of interest, fiduciary duties and codes of ethics and compliance manuals;

                  (l) allow the Senior Officer to assist the Trust's Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at "arms' length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

                  (m) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

                  (n) disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

                  (o) maintain a prominent posting on the Trust's website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and

                  (p) disclose the Hypothetical Fee and Cost Information in the Trust's applicable prospectuses.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (j) through (m) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the New York Attorney General against various defendants is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests . See "Description of Permitted Investments - General Risks of Investing in Stocks." In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences (see the "Taxes" section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.



DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may earn interest income on its initial and variation margin deposits.


A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts -- "SPDRs" and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.



SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Fund, other than the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may generally invest in short-term securities including U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies; and

     o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable Sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS


Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The PBHG The Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.


WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic Disciplined Equity, Dwight Short Term Fixed Income, Heitman REIT and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.


ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its

Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

    o The borrower must provide collateral at least equal to the market value of the securities loaned;

    o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

    o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

    o    The Fund must be able to terminate the loan at any time;

    o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

    o    The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

    o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

    o    Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

   o Take advantage of an anticipated decline in prices.

   o Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Fund will not short sell a security if:

   o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

   o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

   o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK


This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.


EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS


Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Small Cap Fund, TS&W Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Select Growth Fund, Focused Fund, Technology & Communications Fund, Analytic Disciplined Equity Fund and Heitman REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.


OVER-THE-COUNTER MARKET


Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.


FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES


Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.


INITIAL PUBLIC OFFERINGS ("IPO")


Each Fund (except the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

SENIOR LOANS


Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund's and Dwight Short Term Fixed Income Fund's will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally

Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.


STRUCTURED NOTES


The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.


STEP COUPON BONDS (STEPS)


The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.


TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser or Sub-Adviser as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES


The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


MORTGAGE DOLLAR ROLLS

Each Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

PARTICIPATION INTERESTS

Each Fund may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or Sub-Adviser, as the case may be, present minimal credit risks.

INVERSE FLOATERS

Each Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

INTERFUND LOANS


Each Fund may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Fund portfolios advised by Liberty Ridge Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Liberty Ridge Capital ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Liberty Ridge Capital. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitigated by limiting the amount that a Fund can borrow. See Investment Limitations - Non-Fundamental Restrictions number 3.


                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.


     1. Each Fund, other than PBHG Large Cap Growth Concentrated Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.


         Please refer to Non-Fundamental Investment Restriction number 2 for further information.

     2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         Please refer to Non-Fundamental Investment Restriction number 3 for further information.

     3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

     4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

         Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, and because Heitman REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

     5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

         Please refer to Non-Fundamental Investment Restriction number 5 for further information.

     8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Liberty Ridge Capital Advised Fund." This term means other investment companies and their series portfolios that have Liberty Ridge Capital or an affiliate of Liberty Ridge Capital as an investment advisor.


     1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.


     2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap Growth Concentrated Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund.


     3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or an Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

     4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

     5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

     6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


Portfolio holdings information related to each Fund, including the top holdings, will be made available to the general public on the Trust's website 15 calendar days after the end of each calendar quarter. The Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Liberty Ridge Capital, provided that the service is related to the investment advisory services that Liberty Ridge Capital provides to the Trust.


Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:


    o a written request for non-standard disclosure must be submitted to and approved in writing by either Liberty Ridge Capital's chief compliance officer, general counsel or chief investment officer;


    o   the request must relate to an appropriate business purpose; and


    o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Liberty Ridge Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Trust's Board of Trustees has approved this portfolio holdings disclosure policy and must approve any material change to the policy. In addition, Liberty Ridge Capital regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, Liberty Ridge Capital nor any other entity receives any compensation or other consideration in connection with each such arrangement.



---------------------- ---------------------------------------------- ------------------------------------------------
     ENTITY NAME             FREQUENCY OF HOLDINGS DISCLOSURE           RESTRICTIONS ON USE OF HOLDINGS INFORMATION
---------------------- ---------------------------------------------- ------------------------------------------------
Standard & Poor's      Top 10 Holdings quarterly on the 7th for all   Holdings information may only be used for the
                       Funds                                          specific and legitimate business purpose to which
                                                                      the parties agreed. All holdings information
                                                                      is subject to a confidentiality agreement
                                                                      and there is a prohibition of trading
                                                                      based on the information received.

---------------------- ---------------------------------------------- ------------------------------------------------
Callan                 Monthly holdings for each Fund managed by      Holdings information may only be used for the
                       Liberty Ridge Capital. Holdings information    specific and legitimate business purpose to which
                       may only be used by Liberty Ridge Capital      the parties agreed. All holdings information is
                       without the use of a sub-advisor on the 1st    subject to a confidentiality agreement and there
                       specific and legitimate business purpose to    is a prohibition of trading based on the
                       which of each month.This group of Funds may    information received.
                       be expanded the parties agreed
---------------------- ---------------------------------------------- ------------------------------------------------
Russell/Mellon         Complete holdings are disclosed on a           Holdings information may only be used for the
                       quarterly basis on the 1st of the quarter      specific and legitimate business purpose to which
                       for PBHG Growth, PBHG Mid-Cap, PBHG Large      the parties agreed. All holdings information is
                       Cap, PBHG Small Cap, PBHG Strategic Small      subject to a confidentiality agreement and there
                       Company, Clipper Focus and PBHG Focused        is a prohibition of trading based on the
                       Funds. This group of Funds may be expanded     information received.
                       in the future.

---------------------- ---------------------------------------------- ------------------------------------------------



TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each

Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087.




-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
NAME, ADDRESS, AND    POSITION HELD    TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF         OTHER
AGE                   WITH THE TRUST   OFFICE* AND    DURING PAST 5 YEARS            PORTFOLIOS IN     DIRECTORSHIPS
                                       LENGTH OF                                     THE PBHG FUND     HELD BY TRUSTEE
                                       TIME SERVED                                   FAMILY COMPLEX
                                                                                     OVERSEEN BY
                                                                                     TRUSTEE
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
Leigh A. Wilson       Chairman of      Trustee        Chief Executive Officer, New   26                Trustee, The
(60)                  the Board        since 2005     Century Living, Inc. (older                      Victory
                                                      adult housing) since 1992;                       Portfolios
                                                      Director, Chimney Rock                           (since 1992),
                                                      Winery LLC, 2000 to 2004,                        The Victory
                                                      and Chimney Rock Winery Corp                     Institutional
                                                      (winery), 1985 to 2004.                          Funds (since 2003)
                                                                                                       and The Victory
                                                                                                       Variable Insurance
                                                                                                       Funds (since 1998)
                                                                                                       (investment companies
                                                                                                       - 22  total
                                                                                                       portfolios). Trustee,
                                                                                                       PBHG Insurance
                                                                                                       Series Fund,
                                                                                                       since 2005.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
John R. Bartholdson   Trustee           Trustee        Chief Financial Officer, The   26               Director, The
(60)                                    since 1995     Triumph Group, Inc.                             Triumph Group,
                                                       (manufacturing) since 1992.                     Inc. since 1992.
                                                                                                       Trustee, PBHG
                                                                                                       Insurance Series
                                                                                                       Fund, since
                                                                                                       1995. Trustee,
                                                                                                       Old Mutual
                                                                                                       Advisor Funds
                                                                                                       since 2004.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
Jettie M. Edwards     Trustee          Trustee        Consultant, Syrus Associates   26                Trustee, EQ
(58)                                   since 1995     (business and marketing                          Advisors Trust
                                                      consulting firm) since                           (investment
                                                      1986-2002                                        company - 37
                                                                                                       portfolios)
                                                                                                       since 1995.
                                                                                                       Trustee, PBHG
                                                                                                       Insurance Series
                                                                                                       Fund, since 1997.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
Albert A. Miller      Trustee          Trustee        Senior Vice President,         26                Trustee, PBHG
(70)                                   since 1995     Cherry & Webb, CWT Specialty                     Insurance Series
                                                      Stores 1995-2000, Advisor                        Fund, since 1997.
                                                      and Secretary, the
                                                      Underwoman Shoppes, Inc.
                                                      (retail clothing stores),
                                                      1980-2002. Merchandising
                                                      Group Vice President, R.H.
                                                      Macy & Co. (retail
                                                      department stores),
                                                      1958-1995. Retired.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------

*Trustee of the Trust until such time as his or her successor is duly elected and appointed.



----------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------ ----------------- ----------------------------------- ---------------------------------------
NAME, ADDRESS, AND AGE    POSITION HELD      TERM OF OFFICE* AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING
                          WITH THE FUND               TIME SERVED                        PAST 5 YEARS
------------------------ ----------------- ----------------------------------- ---------------------------------------
------------------------- -------------- ------------ ------------------------------------------------------
David J. Bullock         President         President                           Director, President and Chief Executive Officer
(48)                                       since                               since 2004, Old Mutual Capital, Inc.  Trustee and
                                           2003                                President since 2004, Old Mutual Advisor Funds.
                                                                               Chief Executive Officer, President and Director
                                                                               since 2003 and Chief Operating Officer in 2003,
                                                                               Liberty Ridge Capital, Inc. Chief Executive Officer
                                                                               and Trustee since 2003, Old Mutual Investment
                                                                               Partners. Trustee since 2003, Old Mutual Fund
                                                                               Services. Director since 2003, Old Mutual Shareholder
                                                                               Services, Inc.  President since 2003, PBHG Insurance
                                                                               Series Fund. President and Chief Executive Officer
                                                                               from 1998 to 2003, Transamerica Capital, Inc.

------------------------- -------------- ------------ ------------------------------------------------------
------------------------- -------------- ------------ ------------------------------------------------------
Lee T. Cummings          Vice              Vice                                Vice President since 2001, Director of Sales and
(41)                     President         President                           Marketing since 2004 and Director of Mutual Fund
                                           since 2005                          Operations from 1996 to 2001, Liberty Ridge Capital,
                                                                               Inc.  Vice President since 2003 and President from
                                                                               1999 to 2003, Old Mutual Investment Partners.   Vice
                                                                               President since 2004, President from 1998 to 2004,
                                                                               Old Mutual Fund Services.  Vice President since 2004
                                                                               and President from 2001 to 2004, Old Mutual
                                                                               Shareholder Services, Inc.  Treasurer, Chief
                                                                               Financial Officer and Controller from 1997 to 2005,
                                                                               PBHG Funds.  Treasurer, Chief Financial Officer and
                                                                               Controller from 1997 to 2005, PBHG Insurance Series
                                                                               Fund.  Treasurer, Chief Financial Officer and
                                                                               Controller from 2004 to 2005, Old Mutual Advisor
                                                                               Funds.
---------------------- ----------------- ----------------------------------- ---------------------------------------
Edward J. Veilleux       Senior Vice       Since January, 2005.  Employed      President, EJV Financial Services,
(61)                     President         for an initial term of three        LLC since May 2002; Director Deutsche
                                           years and thereafter successive one Bank (and predecessor companies) and year terms unless terminated prior  Executive Vice President and Chief
                                           to the end of the then current      Administrative Officer, Investment Company
                                           term.                               Capital Corp. (registered investmnet
                                                                               advisor and registered transfer agent)
                                                                               August 1987 to May 2002. Senior Vice
                                                                               President since 2005, PBHG Insurance
                                                                               Series Fund.

------------------------ ----------------- ----------------------------------- ---------------------------------------


------------------------ ----------------- ----------------------------------- ---------------------------------------
John M. Zerr (42)        Vice President    Vice President and Secretary        Chief Operating Officer, Liberty
                         and Secretary     since 1997*                         Ridge Capital, Inc. Since March 2004.
                                                                               Senior Vice President, Liberty Ridge
                                                                               Capital, Inc. since 2001 and General
                                                                               Counsel and Secretary, Liberty Ridge
                                                                               Capital, Inc. since November 1996.
                                                                               Vice President and Secretary, PBHG
                                                                               Insurance Series Fund since March
                                                                               1997 and Old Mutual Advisor Funds since
                                                                               May 2004. Chief Operating Officer, Old
                                                                               Mutual Investment Partners since 2004.General
                                                                               Counsel and Secretary, Pilgrim Baxter Value
                                                                               Investors, Inc., 1996-2002. General Counsel and
                                                                               Secretary, Old Mutual Fund Services
                                                                               and Old Mutual Investment Partners,
                                                                               since January 1998. General Counsel
                                                                               and Secretary, Old Mutual Shareholder
                                                                               Services, Inc. since June 2001. Executive
                                                                               Vice President, Secretary and General Counsel,
                                                                               Old Mutual Capital, Inc. since May 2004.
------------------------ ----------------- ----------------------------------- ---------------------------------------
Robert E. Putney, III    Vice President    Vice President and Assistant        Senior Vice President, Deputy General Counsel
(44)                     and Assistant     Secretary since 2002*               and Assistant Secretary, Old Mutual Capital, Inc.,
                         Secretary                                             since May 2004. Deputy General Counsel and
                                                                               Vice President, Liberty Ridge Capital, Inc.,
                                                                               since 2004; Deputy General Counsel and Senior Vice
                                                                               President Old Mutual Investment Partners, Old Mutual
                                                                               Fund Services and Old Mutual Shareholder Services,
                                                                               Inc. since 2004 and Assistant Secretary, Liberty
                                                                               Ridge Capital, Inc., Old Mutual Investment Partners,
                                                                               Old Mutual Fund Services and Old Mutual Shareholder
                                                                               Services, Inc. since December 2001. Vice President
                                                                               and Assistant Secretary, Old Mutual Advisor Funds,
                                                                               since May 2004 and PBHG Insurance Series Fund since
                                                                               March 2002. Senior Legal Counsel and Vice President,
                                                                               Liberty Ridge Capital, Inc., Old Mutual Investment
                                                                               Partners, Old Mutual Shareholder Services, Inc. and
                                                                               Old Mutual Fund Services, December 2001-2004. Senior
                                                                               Counsel and Assistant Secretary, Pilgrim Baxter
                                                                               Value Investors, Inc., 2001-2002.
                                                                               Director and Senior Counsel, Merrill
                                                                               Lynch Investment Managers, L.P. and
                                                                               Princeton Administrators, L.P. from
                                                                               September 1997 until December 2001
                                                                               and holding various other positions
                                                                               at these companies from 1991 to 1997;
                                                                               Secretary of various Merrill Lynch
                                                                               and Mercury open-end funds, as well
                                                                               as Somerset Exchange Fund and The
                                                                               Europe Fund, Inc., until December
                                                                               2001.
------------------------ ----------------- ----------------------------------- ---------------------------------------

------------------------ ----------------- ----------------------------------- ---------------------------------------
Brian C. Dillon (41)     Vice President    Vice President since 2001*          Vice President and Chief Compliance
                         and Chief                                             Officer, Liberty Ridge Capital, Inc.
                         Compliance                                            Since April 2001. Chief Compliance
                         Officer                                               Officer, Old Mutual Fund Services and
                                                                               Old Mutual Shareholder Services, Inc. since April
                                                                               2001. Registered Principal and Vice President Old
                                                                               Mutual Investment Partners since April 2001.
                                                                               Vice President and Chief Compliance Officer,
                                                                               Old Mutual Advisor Funds since 2004.
                                                                               Vice President and  Chief Compliance Officer,
                                                                               Old Mutual Capital, Inc. since 2004.
                                                                               Chief Compliance Officer, Old Mutual Advisor
                                                                               Funds since September 2004 and Vice
                                                                               President, Old Mutual Advisor Funds, since
                                                                               May 2004. Chief Compliance Officer, PBHG
                                                                               Insurance Series Fund since July 2004 and
                                                                               Vice President, PBHG Insurance Series
                                                                               Fund, since 2001. Chief Compliance
                                                                               Officer, Pilgrim Baxter Value
                                                                               Investors, Inc., 2001-2002. Chief
                                                                               Compliance Officer, Pilgrim Baxter
                                                                               Private Equity Advisor, 2001-2003.
                                                                               Vice President and Deputy Compliance
                                                                               Director, Delaware Investments,
                                                                               1995-2001.
------------------------ ----------------- ----------------------------------- ---------------------------------------
Stephen F. Panner (34)   Assistant         Assistant Treasurer since 2000*     Fund Administration Manager, Liberty
                         Treasurer                                             Ridge Capital, Inc. and Old Mutual Fund
                                                                               Services since February 2000. Assistant
                                                                               Treasurer, PBHG Insurance Series Fund since
                                                                               December 2000 and Old Mutual Advisor Funds
                                                                               since May 2004. Fund Accounting Manager, SEI
                                                                               Investments Mutual Fund Services, 1997-2000.
------------------------ ----------------- ----------------------------------- ---------------------------------------
William P. Schanne (32)  Assistant         Assistant Treasurer since 2001*     Fund Administration Associate,
                         Treasurer                                             Liberty Ridge Capital, Inc. and Old Mutual
                                                                               Fund Services since August 2001. Assistant
                                                                               Treasurer, PBHG Insurance Series Fund since
                                                                               December 2001 and Old Mutual Advisor Funds
                                                                               since May 2004. Fund Accounting
                                                                               Supervisor, PFPC, Inc., 1999-2001.
------------------------ ----------------- ----------------------------------- ---------------------------------------
Michael E. Dresnin (32) Assistant          Assistant Secretary since 2004*     Assistant Vice President, Legal Counsel and
                        Secretary                                              Assistant Secretary for Liberty Ridge Capital,
                                                                               Inc., Old Mutual Investment Partners,
                                                                               Old Mutual Fund Services and Old Mutual
                                                                               Shareholder Services, Inc. since March 2004.
                                                                               Assistant Secretary of PBHG Insurance Series Fund
                                                                               since March 2004 and Old Mutual Advisor Funds
                                                                               since January 2005. Prior to that, Associate,
                                                                               Drinker Biddle & Reath LLP (law firm).
------------------------ ----------------- ----------------------------------- ---------------------------------------


*Officer of the Trust until such time as his or her successor is duly elected and qualified.


The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: Governance and Nominating Committee (formerly the Nominating and Compensation Committee)and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson, Leigh Wilson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Governance and Nominating Committee selects and nominates those persons for membership on the PBHG Funds' Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2004, the Nominating and Compensation Committee held 3 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087, Attention:
SECRETARY OF PBHG FUNDS. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2004, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of December 31, 2004.

----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
NAME OF TRUSTEE                          DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                         THE FUNDS                              SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES IN THE PBHG
                                                                                FAMILY COMPLEX OVERSEEN BY TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Leigh A. Wilson                          Not Applicable*                        Not Applicable*
---------------------------------------- -------------------------------------- --------------------------------------
John R. Batholdson                       PBHG Emerging Growth Fund              $10,000-$50,000
                                         0-$10,000, PBHG Select Growth Fund
                                         $10,000-$50,000
---------------------------------------- -------------------------------------- --------------------------------------
Jettie M. Edwards                        PBHG Emerging Growth Fund              $50,000-$100,000
                                         $10,000-$50,000, PBHG Growth Fund
                                         $10,000-$50,000, Clipper Focus Fund
                                         $10,000-$50,000
---------------------------------------- -------------------------------------- --------------------------------------
Albert A. Miller                         PBHG Emerging Growth Fund              Over $100,000
                                         $50,000-$100,000, PBHG Growth Fund
                                         $10,000-$50,000, PBHG Select Growth
                                         Fund $10,000-$50,000, PBHG
                                         Technology & Communications Fund
                                         $10,000-$50,000, PBHG Strategic
                                         Small Company Fund $10,000-$50,000
---------------------------------------- -------------------------------------- --------------------------------------

* Mr. Wilson was not appointed a trustee until January 6, 2005. The information in this table is as of December 31, 2004.


Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2004:

------------------------- ---------------------- ---------------------- ----------------------- ----------------------
NAME OF PERSON, POSITION  AGGREGATE              PENSION OR             ESTIMATED ANNUAL        TOTAL COMPENSATION
                          COMPENSATION FROM      RETIREMENT BENEFITS    BENEFITS UPON           FROM TRUST AND TRUST
                          TRUST                  ACCRUED AS PART OF     RETIREMENT              COMPLEX PAID TO
                                                 TRUST EXPENSES                                 TRUSTEES*
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Leigh A. Wilson           Not Applicable*        Not Applicable*        Not Applicable*         Not Applicable*
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
John R. Bartholdson       $63,455                N/A                    N/A                     $97,750 for services
Trustee                                                                                         on two boards
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Jettie M. Edwards         $63,455                N/A                    N/A                     $97,750 for services
Trustee                                                                                         on two boards
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Albert A. Miller Trustee  $63,455                N/A                    N/A                     $97,750 for services
                                                                                                on two boards
------------------------- ---------------------- ---------------------- ----------------------- ----------------------



* Mr. Wilson was not appointed a trustee until January 6, 2005. The information in this table is as of March 31, 2004.


*Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

5% AND 25% SHAREHOLDERS



As of December 31, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.



PBHG EMERGING GROWTH FUND PBHG CLASS



National Financial Services                      16.24%
For the Exclusive Benefit of our Customer
200 Liberty St. One World Financial Center
Attn: Mutual Funds Dept. 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                        13.16%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

American United Life Insurance Company            5.27%
Group Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9202

PBHG EMERGING GROWTH FUND ADVISOR CLASS                 N/A

PBHG EMERGING GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG EMERGING GROWTH FUND CLASS C


Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG GROWTH FUND PBHG CLASS


National Financial Services                           23.40%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                             14.92%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

American United Life Insurance Company                 8.01%
GRP Retirement Annuity Separate Acct II
One American Square
PO Box 1995
Indianapolis IN 46206-9102


PBHG GROWTH FUND ADVISOR CLASS

The Travelers Insurance Company                      100.00%
Attn Roger Ferland
PO Box 990027
Hartford CT 06199-0027

PBHG GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP GROWTH FUND PBHG CLASS


Charles Schwab & Co. Inc.                             30.23%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

CitiGroup Global Markets Inc.                         13.72%
Exclusive Benefit of our Customers NAV Program
333 W 34th Street
New York NY 10001-2402

National Financial Services                           10.29%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG LARGE CAP GROWTH FUND ADVISOR CLASS



Investors Bank & Trust Company                        78.64%
Cust FBO Various Retirement Plans A/C # Divinvst
4 Manhattanville Rd.
Purchase NY 10577-2139

Nationwide Trust Company FBO                          21.36%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029


PBHG LARGE CAP GROWTH FUND CLASS A


Liberty Ridge Capital, Inc.                           99.82%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP GROWTH FUND CLASS C


Liberty Ridge Capital, Inc.                           80.63%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Raymond James & Associates Inc                         8.24%
FBO Chase Sep BIN# 57255063
880 Carillon Parkway
St. Petersburg FL 33716-1100

LPL Financial Services                                 5.75%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services                                 5.22%
9785 Towne Centre Dr.
San Diego, CA 92121-1968


PBHG SELECT GROWTH FUND PBHG CLASS


Charles Schwab & Co. Inc.                             22.68%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                           18.84%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG SELECT GROWTH FUND ADVISOR CLASS                   N/A

PBHG SELECT GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG SELECT GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND PBHG CLASS


National Financial Services                           22.22%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                             17.24%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122


PBHG TECHNOLOGY & COMMUNICATIONS FUND ADVISOR CLASS


Transamerica Life Insurance & Annuity Company         97.47%
TI Tech & Comm.
PO Box 30368
Los Angeles CA 90030-0368


PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS A

Liberty Ridge Capital, Inc.                           99.96%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS C

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


PBHG LARGE CAP GROWTH CONCENTRATED FUND PBHG CLASS

Charles Schwab & Co. Inc.                             21.43%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                           14.65%
For the Exclusive
Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH CONCENTRATED FUND ADVISOR CLASS

Liberty Ridge Capital, Inc.                           52.40%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

First Clearing Corp Cust                              18.85%
C/O Delaware Char Guar & TR CO
FBO Diane Slocumb 403 (B)(7)
105 Lyman Street
Shelby NC 28152-9590

Nationwide Trust Co. FBO                              17.00%
C/O IPO Portfolio Accounting
P.O. Box 182029 Columbus OH 45218-2029

National Financial Services                            9.97%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH CONCENTRATED CLASS A


Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


PBHG LARGE CAP GROWTH CONCENTRATED CLASS C


Liberty Ridge Capital, Inc.                           84.23%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


First Clearing LLC                                    15.77%
Robert H Pritchard IRA
FCC as Custodian
927 Sparks Road
Sparks, MD 21152-9322

PBHG STRATEGIC SMALL COMPANY FUND PBHG CLASS


National Financial Services                           17.02%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                             13.74%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

Putnam Fidiciary Trust Company Cust                   6.17%
FBO Copperweld Savings Plan Investors Way
Attn DC PL Admin Team MSN6G523168
Norwood, MA 02062


PBHG STRATEGIC SMALL COMPANY FUND ADVISOR CLASS


Guardian Group Pension Cust                           97.81%
FBO Guardian Ins & Annuity Co Inc
1560 Valley Center Pkwy Ste 100
Bethlehem PA 18017-2289


PBHG STRATEGIC SMALL COMPANY FUND CLASS A

Liberty Ridge Capital, Inc.                           99.83%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG STRATEGIC SMALL COMPANY FUND CLASS C

Liberty Ridge Capital, Inc.                           99.82%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP FUND PBHG CLASS


Charles Schwab & Co. Inc.                             39.67%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                           20.11%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

American United Life Insurance Company                 8.08%
GRP Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9102


PBHG LARGE CAP FUND ADVISOR CLASS


Guardian Group Pension Cust                           51.81%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste. 100
Bethlehem PA 18017-2289

Nationwide Trust Company FBO                          35.41%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029

National Financial Services                           12.78%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG LARGE CAP FUND CLASS A

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP FUND CLASS C

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG MID-CAP FUND PBHG CLASS


Charles Schwab & Co. Inc.                             27.68%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                           19.61%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Pershing LLC                                           7.69%
PO Box 2052
Jersey City, NJ 07307-2052


PBHG MID-CAP FUND ADVISOR CLASS


Investors Bank & Trust Company Cust                   49.30%
FBO Various Retirement Plans A/C Divinvst
4 Manhattanville Road
Purchase NY 10577-2139

Guardian Group Pension Cust                           36.65%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste 100
Bethlehem PA 18017-2289

Nationwide Trust Company FBO                          13.38%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029


PBHG MID-CAP FUND CLASS A


Liberty Ridge Capital, Inc.                           27.70%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Pershing LLC                                          19.10%
PO Box 2052
Jersey City, NJ 07303-2052

LPL Financial Services                                10.99%
9785 Towne Center Drive
San Diego, CA 92121-1968

First Clearing LLC                                    10.52%
Cathal F. McGloin
Leonie M. McGloin Jt. Ten.
19 Bird Hill Road
Lexington, MA 02421-6104

Scott & Stringfellow Inc                               7.42%
A/C 2965-3141
909 East Main Street
Richmond VA 23219-3002


PBHG MID-CAP FUND CLASS C


Liberty Ridge Capital, Inc.                           63.72%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Legg Mason Wood Walker Inc.                            6.52%
395-02077-16
PO Box 1476
Baltimore MD 21203-1476

First Clearing LLC                                     5.57%
Michael J Hill & Cynthia W Hill JT/WROS
2594 Watering Place
Morganton NC 28655-4465

Raymond James & Associates Inc                         5.45%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg FL 33716-1100


PBHG SMALL CAP FUND PBHG CLASS

National Financial Services                           29.44%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                             24.81%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122


PBHG SMALL CAP FUND ADVISOR CLASS

First Clearing Corporation                            63.15%
Gustave A. Krause R/O IRA Wachovia Bank NA C/F
10700 Stroup Road
Roswell GA 30075-2214

Pershing LLC                                          14.27%
P.O. Box 2052
Jersey City, NJ 07303-2052

Legg Mason Wood Walker Inc.                           11.41%
P.O. Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                           11.16%
P.O. Box 1476
Baltimore, MD 21202


PBHG SMALL CAP FUND CLASS A

Liberty Ridge Capital, Inc.                           84.71%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Raymond James & Assoc, Inc.                           15.29%
FBO Bernier Sep BIN#70648864
880 Carillon Parkway
St. Petersburg, FL 33716-1100

PBHG SMALL CAP FUND CLASS C

Liberty Ridge Capital, Inc.                           91.80%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Raymond James & Associates Inc                         8.20%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg FL 33716-1100

PBHG FOCUSED FUND PBHG CLASS


Charles Schwab & Co. Inc.                             25.56%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                           13.72%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG FOCUSED FUND ADVISOR CLASS                         N/A

PBHG FOCUSED FUND CLASS A

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG FOCUSED FUND CLASS C

Liberty Ridge Capital, Inc.                          100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

TS&W SMALL CAP VALUE FUND PBHG CLASS


Charles Schwab & Co. Inc.                             27.16%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services Corp.                     13.82%
Comdisco 777 Central Blvd #NJC#5
Carlstadt, NJ 07072-3010


TS&W SMALL CAP VALUE FUND ADVISOR CLASS N/A

TS&W SMALL CAP VALUE FUND CLASS A


Pershing, LLC                                         29.57%
PO Box 2052
Jersey City, NJ 07303-2052

Liberty Ridge Capital, Inc.                           20.27%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Wexford Securities LLC                                12.90%
FBO Calvin Ingram
10605 Deerfield Rd
Cincinnati, OH 45242-4212

TS&W SMALL CAP VALUE FUND CLASS C


Pershing LLC                                          60.70%
PO Box 2052
Jersey City NJ 07303-2052

Liberty Ridge Capital, Inc.                           15.83%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


CLIPPER FOCUS FUND PBHG CLASS


Charles Schwab & Co. Inc.                             34.13%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                           21.42%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


CLIPPER FOCUS FUND ADVISOR CLASS


Nationwide Trust Company FSB                          60.13%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Raymond James & Associates                            12.26%
FBO King Donald BIN# 50393509
880 Carillon Parkway
St. Petersburg, FL 33716-1100


CLIPPER FOCUS FUND CLASS A


Merrill Lynch                                          9.39%
4800 Deer Lake Dr. E Fl 2
Jacksonville, FL 32246-6486

CLIPPER FOCUS FUND CLASS C


Pershing LLC                                           6.21%
PO Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc. Inc.                            5.39%
FBO Raffo Anthony J.
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100




DWIGHT INTERMEDIATE FIXED INCOME FUND PBHG CLASS

Old Mutual US Holdings Inc.                           76.98%
Attn K Armata
200 Clarendon St 53rd Floor
Boston, MA 02116-5021


DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS A

Old Mutual US Holdings, Inc.                          99.66%
Attn K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS C


Old Mutual US Holdings, Inc.                          79.88%
Attn K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

Legg Mason Wood Walker Inc.                           12.03%
395-07729-17
PO Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                            7.77%
395-07730-14
PO Box 1476
Baltimore, MD 21202


PBHG CASH RESERVES FUND PBHG CLASS                      N/A

DWIGHT SHORT TERM FIXED INCOME FUND PBHG CLASS


National Financial Services                           68.25%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                             17.34%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

Pershing LLC                                           6.86%
PO Box 2052
Jersey City, NJ 07303-2052



DWIGHT SHORT TERM FIXED INCOME FUND ADVISOR CLASS


Pershing LLC                                          25.11%
PO Box 2052
Jersey City, NJ 07303-2052

National Financial Services                           27.15%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Ameritrade, Inc.                                      17.25%
PO Box 2226
Omaha, NE 68103-2226



DWIGHT SHORT TERM FIXED INCOME FUND CLASS A

Liberty Ridge Capital, Inc.                           99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

DWIGHT SHORT TERM FIXED INCOME FUND CLASS C


Liberty Ridge Capital, Inc.                           99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

HEITMAN REIT FUND PBHG CLASS

United Nations Joint Staff Pension Plan               25.00%
C/O Henry L Ouma Chief
Investment Management Service
United Nations Room S-0702
New York NY 10017

National Financial Services                           21.41%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                              9.03%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

T. Rowe Price Trust Co Cust                            6.96%
U/A 03/01/2000 FBO Retirement Plans
PO Box 17215
Baltimore, MD 21297-1215


HEITMAN REIT FUND ADVISOR CLASS


Charles Schwab & Co. Inc.                             36.41%
Special Custody Acct FBO Cust Reinv
Attn Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122

Pershing LLC                                          19.73%
Attn Mutual Funds
PO Box 2052
Jersey City NJ 07303-2052

HEITMAN REIT FUND CLASS A


Liberty Ridge Capital, Inc.                           99.79%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


HEITMAN REIT FUND CLASS C


Legg Mason Wood Walker Inc                            41.18%
395-75313-16
PO Box 1476
Baltimore, MD 21202

Liberty Ridge Capital, Inc.                           28.68%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

LPL Financial Services                                 9.94%
A/C 1173-1958
9785 Towne Center Drive
San Diego, CA 92121-1968

LPL Financial Services                                 8.25%
A/C 1235-2590
9785 Towne Centre Dr.
San Diego, CA 92121-1968


ANALYTIC DISCIPLINED EQUITY FUND PBHG CLASS


Mitra & Co.                                           32.59%
C/O Marshall & Ilsley TR CO
1000 N. Water Street Milwaukee, WI 53202-6648

Charles Schwab & Co. Inc.                             22.40%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                            6.51%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Analytic TSA Global Asset Mgt. Inc.                    5.15%
Inv. Mgr. for Prison Law Office
500 S. Grand Ave. Fl. 23
Los Angeles, CA 90071-2609

ANALYTIC DISCIPLINED EQUITY FUND ADVISOR CLASS          N/A

ANALYTIC DISCIPLINED EQUITY FUND CLASS A


Morgan Keegan & Company Inc.                          32.54%
FBO Stephen R
Moorhead & Rhonda A. Moorhead
Tennants by ENT Preferred Funds
942 Caterpillar Lane
Cantonment, FL 32532-4800

Liberty Ridge Capital, Inc.                           26.43%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Morgan Keegan & Company Inc.                          13.83%
FBO Dustin Matthew Levin Irrevocable
U/T/A April 7, 2004; Allen R Levin
Mor Partners
1525 White Caps Lane
Pensacola FL 32507-5000

Morgan Keegan & Company Inc.                          11.45%
FBO 440064431
50 North Front St.
Memphis, TN 38103-2126

Morgan Keegan & Company Inc.                          11.25%
FBO 730546781
50 North Front St.
Memphis, TN 38103-2126


ANALYTIC DISCIPLINED EQUITY FUND CLASS C

Liberty Ridge Capital, Inc.                           68.76%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Morgan Keegan & Company Inc.                          13.75%
FBO 014807481
50 North Front Street
Memphis, TN 38103-2126

First Clearing LLC                                    11.94%
Versie A Carswell & Kay C Barker JT/WROS
103 Conley St
Morgantown, NC 28655-4514


Morgan Keegan & Company Inc.                           5.42%
FBO Morgan Keegan Co. Inc. C/F
Nancy Windham - RLVR
P.O. Box 863
Frisco, TX 75034-0015



The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the PBHG Funds as of December 31, 2004.


THE ADVISER

The Trust and Liberty Ridge Capital have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Liberty Ridge Capital (formerly Pilgrim Baxter & Associates, Ltd.) is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.


Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. Old Mutual Investment Partners (which also does business as PBHG Fund Distributors), the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Distributor" for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over $7.0 billion in assets as of June 30, 2004. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Advisor Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Advisor Class Service Plan ("12b-1 fees"), if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.





----------------------------------------------------- ----------------------- --------------------- --------------------------
                         FUND                            MANAGEMENT FEE          PBHG EXPENSE           ADVISOR EXPENSE
                                                                                                            LIMITATION
----------------------------------------------------- ----------------------- --------------------- --------------------------
Growth Fund                                                   0.85%                   N/A                      N/A
----------------------------------------------------- ----------------------- --------------------- --------------------------
Emerging Growth Fund                                          0.85%                   N/A                      N/A
----------------------------------------------------- ----------------------- --------------------- --------------------------
Large Cap Growth Fund                                         0.75%                   N/A                      N/A
----------------------------------------------------- ----------------------- --------------------- --------------------------
Select Growth Fund                                            0.85%                   N/A                      N/A
----------------------------------------------------- ----------------------- --------------------- --------------------------
Large Cap Growth Concentrated Fund                            0.85%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Large Cap Fund                                                0.65%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Mid-Cap Fund                                                  0.85%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Small Cap Fund                                                1.00%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Focused Fund                                                  0.65%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Cash Reserves Fund                                            0.30%                   N/A                      N/A
----------------------------------------------------- ----------------------- --------------------- --------------------------
Technology Communications Fund                                0.85%                   N/A                      N/A
----------------------------------------------------- ----------------------- --------------------- --------------------------
Strategic Small Company Fund                                  0.85%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Clipper Focus Fund                                            1.00%                  1.40% 2                  1.65% 2
----------------------------------------------------- ----------------------- --------------------- --------------------------
Analytic Disciplined Equity                                   0.70%                  1.50% 2                  1.75% 2
----------------------------------------------------- ----------------------- --------------------- --------------------------
Dwight Short Term Fixed Income Fund (formerly                 0.40%                  0.75% 3                  1.00% 2
known as the PBHG IRA Capital Preservation Fund)
----------------------------------------------------- ----------------------- --------------------- --------------------------
Heitman REIT Fund                                             0.85%                  1.50% 2                  1.75% 2
----------------------------------------------------- ----------------------- --------------------- --------------------------
TS&W Small Cap Value Fund                                     1.00%                  1.50% 1                  1.75% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------
Dwight Intermediate Fixed Income Fund                         0.40%                  0.85% 1                  1.10% 1
----------------------------------------------------- ----------------------- --------------------- --------------------------

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

1 Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the expense limitations set forth above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.


2 In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) are lower than the expense limitations set forth above, the Funds' Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

3. Liberty Ridge Capital has agreed to not seek reimbursement for fees waived prior to October 19, 2004, when the Dwight Short Term Fixed Income Fund operated under a different investment goal.



For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid or waived the following advisory fees:


--------------------------- ------------------------------------------------- ----------------------------------------------
           FUND                                FEES PAID                                       FEES WAIVED
--------------------------- ------------------------------------------------- ----------------------------------------------
                                  2002            2003            2004             2002           2003            2004
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Growth                      $21,977,721    $12,247,036      $11,039,037              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Emerging Growth              $4,416,381     $2,146,646       $3,162,988              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Large Cap Growth             $2,316,306     $1,479,836       $1,455,512              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Select Growth                $4,758,954     $2,382,786       $2,163,529              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Large Cap
Growth Concentrated               $3,631,375     $2,042,070       $1,948,483              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Large Cap                    $3,519,118     $2,373,165       $1,859,304              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Mid-Cap                      $3,210,006     $2,964,087       $3,568,814              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Small Cap                    $2,775,938     $1,649,156       $1,161,593              $0       $138,508         $55,608
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Focused                        $505,378       $244,263         $230,186              $0             $0          $9,980
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Cash Reserves                $1,321,853       $314,000         $219,320              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Technology &
Communications                    $6,635,312     $2,787,894       $2,928,426              $0             $0              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
PBHG Strategic Small
Company                             $938,904       $674,070         $804,981              $0        $43,417         $76,813
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
Clipper Focus                  $2,884,503(1)     $6,350,864       $9,706,448     $106,771(1)       $410,615              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
Analytic Disciplined
Equity                           $165,334(3)       $471,026         $457,797      $82,395(3)        $78,078              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
Dwight Short Term Fixed
Income (formerly known as        $578,408(2)     $5,324,729       $8,162,071     $319,757(2)     $2,989,294      $3,882,707
the PBHG IRA Capital
Preservation Fund)
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
Heitman REIT                     $179,373(3)       $795,171         $948,950      $24,764(3)        $51,486              $0
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
TS&W Small Cap Value
Fund                                       *              *         $146,576               *              *         $33,491
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------
Dwight Intermediate Fixed
Income Fund                                *              *          $15,357               *              *         $57,863
--------------------------- ----------------- -------------- ---------------- --------------- -------------- ---------------

* Not in operation during the period.

1 For the period April 30, 2001 through March 31, 2002.
2 For the period October 31, 2001 through March 31, 2002.
3 For the period December 31, 2001 through March 31, 2002.

                                THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

A team of investment professionals is primarily responsible for the day-to-day management of the Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years and since each member jointed PFR.


-------------------------------------- ------------------------------------------------------------------------------
NAME AND TITLE                         EXPERIENCE
-------------------------------------- ------------------------------------------------------------------------------
James Gipson, President,               o    Founded PFR in 1980
Portfolio Manager                      o    Previous experience as a Consultant for McKinsey & Co.
                                       o    Also served as a Portfolio Manager at Source Capital and Batterymarch
                                            Financial
                                       o    Author of WINNING THE INVESTMENT GAME: A GUIDE FOR ALL SEASONS
                                       o    Served as an officer in the U.S. Navy o BA and MA degrees in Economics with honors from the University of California, Los Angeles
                                       o    MBA degree with honors from Harvard Business School

-------------------------------------- ------------------------------------------------------------------------------
Douglas Grey, Vice President,          o    Joined PFR as an Analyst in 1986
Portfolio Manager                      o    Served as a design analysis engineer for General Motors
                                       o    BE, cum laude, in Mechanical/Materials Engineering and Economics from
                                            Vanderbilt University o MBA from University of Chicago

-------------------------------------- ------------------------------------------------------------------------------
Peter Quinn, Vice President,           o    Joined PFR in 1987 as a Research Associate
Portfolio Manager                      o    BS degree in Finance from Boston College
                                       o    MBA from the Peter F. Drucker School of Management at the Claremont
                                            Graduate School

-------------------------------------- ------------------------------------------------------------------------------
Michael Sandler, Vice President,       o    Joined PFR as an Analyst in 1984
Portfolio Manager                      o    Served with International Harvester as a Manager of Asset Redeployment
                                       o    Also served with Enterprise Systems, Inc. as a Vice President of
                                            Business Development
                                       o    BA with distinction, MBA and JD degrees from the University of Iowa
-------------------------------------- ------------------------------------------------------------------------------
Nugroho Soeharto, Vice President,      o    Joined PFR in 1987 as an Analyst
Portfolio Manager                      o    Served with Bank of Boston
                                       o    BS in Chemistry from Bates College
                                       o    MBA degree from Babson College
-------------------------------------- ------------------------------------------------------------------------------
Kelly Sueoka, Vice President,          o    Joined PFR in 1995 as an Analyst
Portfolio Manager                      o    Served as a flight test engineer at McDonnell Douglas
                                       o    BS with honors in Aerospace Engineering from the University of Michigan
                                       o    MBA degree from University of Chicago
-------------------------------------- ------------------------------------------------------------------------------
Bruce Veaco, Vice President            o    Joined PFR in 1986 as an Analyst
Portfolio Manager                      o    Served as a CPA in the Los Angeles office of Price Waterhouse where he was an Audit Manager
                                       o    BA with honors in Economics from the University of California, Los
                                            Angeles
                                       o    MBA degree from Harvard Business School
-------------------------------------- ------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the Analytic Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the relative exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Analytic Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.


Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Analytic Disciplined Equity Fund and a brief biographical description of each member.



       MANAGER                                                         EXPERIENCE
  ------------------------                    ------------------------------------------------------------------------
  Harindra de Silva        EMPLOYMENT
                          -----------
                           4/98 to present    Analytic Investors, Inc., President
                           1/99 to present    Analytic US Market Neutral Offshore, Ltd., Director
                           11/01 to present   Analytic US Market Neutral Offshore Master, Ltd., Director
                           5/02 to present    Analytic US Market Neutral Offshore II, Ltd., Director
                           3/02 to present    Analytic US Market Neutral Offshore Master II, Ltd., Director
                           4/98 to 1/01       Analytic/TSA Investors, Inc., President
                           10/96 to 4/98      Analytic Investors, Inc., Managing Director
                           5/95 to 10/96      Analytic Investors, Inc., Director of Research
                           10/97 to 4/98      Analytic/TSA Investors, Inc., Managing Director
                           1/99 to present    Analytic US Market Neutral, Ltd., Director
                           4/97 to 4/98       Analytic Optioned Equity Fund, President
                           4/86 to 3/98       Analysis Group (Economic Management Consultant), Principal
                           5/93 to 3/98       AG Risk Management (Investment Management Consultant), President
                                              Analytic Series Fund, President
                           EDUCATION
                                              Ph.D. in Finance from the
                                              University of California, Irvine
                                              MBA in Finance and an MS in
                                              Economic Forecasting from the
                                              University of Rochester BS in
                                              Mechanical Engineering from the
                                              University of Manchester Institute
                                              of Science and Technology
                           OTHER
                                              Chartered Financial Analyst
                                              Member of Association for Investment Management and Research
                                              Member of the American Finance Association
                                              Member of the International Association of Financial Analysts
  ------------------------ ------------------ ------------------------------------------------------------------
  Dennis M. Bein           EMPLOYMENT
                           -----------
                           10/2004 to present Analytic Investors, Inc., Chief Investment Officer
                           8/95 to present    Analytic Investors, Inc., Portfolio Manager and Chief
                           8/95 to 1/01       Analytic/TSA Investors, Inc., Portfolio Manager
                           1990 to 1998       Analysis Group, Inc. (Economic Management Consultant), Senior
                                              Associate
                           EDUCATION
                                              MBA from the Anderson Graduate School of Management at the
                                              University of California, Riverside
                                              Undergraduate studies in Business Administration from the
                                              Anderson Graduate School of Management at the University of
                                              California, Riverside
                           OTHER
                                              Chartered Financial Analyst
                                              Member of Association for Investment Management and Research
                                              Member of the Institute of Chartered Financial Analysts
                                              Member of the Los Angeles Society of Financial Analysts
  ------------------------ ------------------ ------------------------------------------------------------------

  Greg McMurran            EMPLOYMENT
                           -----------
                           1/98 to present    Analytic Investors, Inc., Chief Investment Officer
                           2/96 to 1/98       Analytic Investors, Inc., Director and Portfolio Manager
                           10/97 to 1/01      Analytic/TSA Investors, Inc., Chief Investment Officer
                           10/76 to 2/96      Analytic Investment Management, Senior Vice President and Senior
                                              Portfolio Manager
                           EDUCATION
                                              MA in Economics at California State University, Fullerton
                                              BS in Economics from the University of California, Irvine
  ------------------------ ------------------ ------------------------------------------------------------------
  Steven Sapra             EMPLOYMENT
                           -----------
                           9/99 to present    Analytic Investors, Inc., Portfolio Manager
                           9/99 to 1/01       Analytic/TSA Investors, Inc., Portfolio Manager
                           7/97 to 8/99       BARRA, Inc., Consultant
                           EDUCATION
                                              MA in Economics, University of Southern California
                                              BS in Economics, California State Polytechnic University, Pomona


DWIGHT ASSET MANAGEMENT COMPANY


The Trust, on behalf of the Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund, and the Adviser have entered into a sub-advisory agreements (the "Sub-Advisory Agreements") with Dwight. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund approved changes to the Fund's investment goal and strategies and the Fund changed its name to the Dwight Short Term Fixed Income Fund. The Sub-Advisory Agreements provide certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreements obligate Dwight to: (i) manage the investment operations of the Funds and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreements or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreements may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreements will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Short Term Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Intermediate Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.


Teams of investment professionals are primarily responsible for the day-to-day management of the Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund. Listed below are the investment professionals of the sub-adviser that comprise the teams and a description of their business experience during the past five years.







                       DWIGHT SHORT TERM FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
  NAME AND TITLE                     EXPERIENCE
---------------------------------- -------------------------------------------------------------------------------------------
  David T. Kilborn,                  Mr. Kilborn has eleven years of investment experience, with six years of stable value
  Head of Fixed Income               investment experience since joining the adviser in 1995. Prior to that time, he was a
                                     Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North
                                     Carolina. He received his B.S. from Trinity College. Mr. Kilborn is a Chartered
                                     Financial Analyst.
---------------------------------- -------------------------------------------------------------------------------------------
  Derrick M. Wulf                    Mr. Wulf has six years of financial services expereince. Prior to joining Dwight in 1998,
  Senior Vice President              he was involved in institutional fixed income sales at First Union Capital.
---------------------------------- -------------------------------------------------------------------------------------------



                      DWIGHT INTERMEDIATE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
  NAME AND TITLE                     EXPERIENCE
---------------------------------- -------------------------------------------------------------------------------------------
  David T. Kilborn,                  See biography above.
  Head of Fixed Income
---------------------------------- -------------------------------------------------------------------------------------------
  Robert P. Clancy                   Mr. Clancy has twenty-two years of investment experience. Prior to joining Dwight, he was
  Senior Vice President              a Vice-President at Stardish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square
                                     Investors. He received his B.S. from Brown University.
---------------------------------- -------------------------------------------------------------------------------------------

HEITMAN REAL ESTATE SECURITIES LLC


The Trust, on behalf of the Heitman REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Notwithstanding the foregoing, nothing contained in the Sub-Advisory Agreement shall constitute a waiver by the Trust or the Heitman REIT Fund of any of their respective legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.


The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is managing director of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Randall E. Newsome is executive vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1993, Mr. Newsome worked with The Stratus Corporation where he was responsible for the establishment of the property management operation, lease negotiations, redevelopment and construction management and acquisition writing.

Larry S. Antonatos is senior vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

THOMPSON, SIEGEL & WALMSLEY, INC.

The Trust, on behalf of the TS&W Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 1.00% of the Portfolio's Legacy Assets and a fee of 0.50% on Non-Legacy Assets until December 31, 2003 net of fee waivers, expense reimbursements and alliance payments. Beginning on January 1, 2004 and thereafter, TS&W will receive a fee which is computed daily and paid monthly of 0.50% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

In approving the Advisory Agreement and Sub-Advisory Agreement for the TS&W Small Cap Value Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the TS&W Small Cap Value Fund LLC (the "TS&W Fund") into the TS&W Small Cap Value Fund and the proposal to engage the current adviser for the TS&W Fund as sub-adviser for the Fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things:


     o the qualifications of the professional staff, resources and investment process of Liberty Ridge Capital and TS&W (collectively, the "Advisers");


     o   the terms of the investment advisory agreement,

     o the terms of the investment sub-advisory agreement, including the difference in rates charged on assets transferred into the TS&W Small Cap Value Fund as a result of the reorganization;

     o the scope and quality of the services that the sub-adviser has been providing to the TS&W Fund, including the historical performance of the TS&W Fund and the investment track record of the current portfolio manager of the TS&W Fund,

     o the investment performance of comparable funds managed by other advisors over various periods,


     o the advisory rates payable by the TS&W Small Cap Value Fund and Liberty Ridge Capital and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers,


     o potential fall-out benefits to the Advisers, including increased fees to affiliates of the Adviser that provide services to the TS&W Small Cap Value Fund and the potential for significant growth in assets under management for the sub-adviser and a corresponding increase in financial resources;

     o the TS&W Small Cap Value Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers;

     o   and the profitability and financial condition of the Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality.

In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


In approving the investment advisory agreement for the Funds and the sub-advisory agreements for the Cash Reserves, Dwight Intermediate Fixed Income, Dwight Short Term Fixed Income Fund, Analytic Disciplined Equity and Heitman REIT Funds, the Board of Trustees considered various matters including the following: the qualifications of Liberty Ridge Capital and the Sub-Advisers. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Fund's investment advisory and, sub-advisory agreements, from year-to-year. This information included, among other things, the following:

      o the qualifications of the professional staff, resources and investment process of Liberty Ridge Capital and the Sub-Advisers;

      o the terms of the investment advisory and sub-advisory agreement, the scope and quality of the services that Liberty Ridge Capital and the Sub-Advisers provide to the Funds,


      o the investment performance of each Fund and of comparable funds managed by other advisers over various periods,


      o The advisory fee rates payable by other funds and client accounts managed by Liberty Ridge Capital and the Sub-Advisers and by comparable funds managed by other advisers,

      o potential fall-out benefits to Liberty Ridge Capital and the Sub-Advisers;


      o each Fund's total expense ratio and expense limitation agreement (where applicable) and the total expense ratio of comparable funds managed by other advisers;


      o and the profitability and financial condition of Liberty Ridge Capital and the Sub-Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality. For the Dwight Short Term Fixed Income Fund, the Trustees considered each of these factors in connection with the Fund's previous investment goal and strategy.

During their deliberation, the Trustees received and considered a report from an independent consultant hired on behalf of the Board to analyze the performance of each Fund, which report positively portrayed Liberty Ridge Capital's investment team and the investment performance of the Funds. The Trustees questioned Liberty Ridge Capital about fee waivers, its profitability and the profitability of certain affiliates, and Liberty Ridge Capital's overall financial condition. With respect to the different advisory fees charged by Liberty Ridge Capital to manage separate accounts versus PBHG Funds, the Trustees considered the increased services and related costs that Liberty Ridge Capital and its affiliates provide to PBHG Funds versus the more limited services provided to manage separate accounts.


The Trustees also considered, with respect to the advisory agreement, the actions taken by Pilgrim Baxter in response to the regulatory inquiries by federal and state regulators into Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In this connection, the Trustees considered the prompt removal of Messrs. Pilgrim and Baxter as principals of Pilgrim Baxter, the remedial actions implemented in response to the allegations by the regulators, and a package of additional corporate governance and compliance enhancements proposed by Pilgrim Baxter in connection with the renewal of the advisory agreement. Such corporate governance and compliance enhancements included, among others, agreement by Pilgrim Baxter that for a period of three years it would not to recommend adding a person to PBHG Funds' board who would be an "interested person" supporting the board in continuing to retain independent counsel for the independent trustees; providing annual reports to the board regarding audit or compliance systems and procedures with respect to documentation of compliance systems and a Statement on Auditing Standards No. 70 ("SAS 70") type review from an organization that is independent from Pilgrim Baxter and its affiliates; and designating a fund officer as an independent compliance officer to report to the board on all compliance matters involved with fund operations.


The independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above and Liberty Ridge Capital's response to the questions raised at the meeting, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


THE DISTRIBUTOR

Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect, wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust's Class A, Class C shares and the Service Plan for the Trust's Advisor Class shares. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

With respect to Advisor Class, the Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The

Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution and Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.


No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 2002, 2003 and 2004. The Growth, Large Cap Growth, Large Cap Growth Concentrated, Large Cap, Small Cap, Technology &
Communications, Heitman REIT, Mid-Cap, Strategic Small Company, Clipper Focus and Dwight Short Term Fixed Income Funds offer Advisor Class shares.


For the fiscal year ended March 31, 2004, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those Funds:



        --------------------------------------------- ------------------
        Growth Fund                                             $99,665
        --------------------------------------------- ------------------
        Large Cap Growth Fund                                    $1,329
        --------------------------------------------- ------------------
        Large Cap Growth Concentrated Fund                         $215
        --------------------------------------------- ------------------
        Large Cap Fund                                           $1,739
        --------------------------------------------- ------------------
        Small Cap Fund                                             $436
        --------------------------------------------- ------------------
        Technology & Communications Fund                        $30,331
        --------------------------------------------- ------------------
        Heitman REIT Fund                                       $40,964
        --------------------------------------------- ------------------
        Mid-Cap Fund                                            $10,384
        --------------------------------------------- ------------------
        Strategic Small Company Fund                             $2,765
        --------------------------------------------- ------------------
        Dwight Short Term Fixed Income (formerly               $13,026
        known as the PBHG IRA Capital Preservation
        Fund) Fund
        --------------------------------------------- ------------------
        Clipper Focus Fund                                         $414
        --------------------------------------------- ------------------

Of the service fees the Distributor received, it retained $139, $171, $101, $3,004, $113 from the Large Cap Growth Concentrated, Strategic Small Company, Clipper Focus, Heitman REIT and Dwight Short Term Fixed Income Funds, respectively.

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2004, the Distributor and companies under common control with the Distributor paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust's PBHG Class and Advisor Class shares: ADP, Inc., $5,274.27; American Express Financial Advisors, $783.13; American United Life Insurance Company, $58,504.39; Charles Schwab & Co., $1,486,650.60; CIGNA Retirement Services, $54,681.66; Citistreet Retirement Services Division, $990.42; DATAlynx, $10,381.05; Edgewood Services, $32,900.36; Fidelity Institutional Operations Company, $255,412.81; Fiserv Securities, Inc., $10,225.18; General American Life Insurance Company, $6,774.13; Great West Life & Annuity Insurance Company, $6,685.30; Guardian, $2,329.52; Hand Benefits & Trust Co., $174.56; Hewitt Associates LLC, $62,503.77, Investmart, Inc., $2,572.46; Investment Manager Services, $46,769.41; JP Morgan Retirement Plan Services, $138.46; Linsco Private Ledger, $21,696.26; Merrill Lynch, $14,628.39; Metlife Securities, Inc., $9,854.65; Mid-Atlantic Corp., $55,056.58; Minnesota Mutual, $24,925.53; Morningstar Investment Services, $13,220.85; National Deferred Compensation, Inc., $640.98; National Financial, $1,691,682.76; National Investors Services Corp., $67,495.04; New York Benefit Services, $17,693.30; Ohio Public Employees Deferred Compensation Program, $3,093.85; Pershing LLC, $155,289.75; Prudential Investment LLC, $8,870.23; Putnam Fiduciary Trust Co., $59,000.37; Raymond James & Associates, Inc., $6,942.00; Salomon Smith Barney, $40,177.75; Scudder Kemper Investment, $2,486.72; State Street Bank and Trust Company, $12,799.07; Sungard Investment Products, Inc., $59,975.82; T. Rowe Price Retirement Plan Services, $39,626.39; Terre Haute National Bank, $4,063.31; The Vanguard Group, $220.62; Travelers Life Insurance and Annuity, $9,146.57; TRUSTlynx, $11,638.19; UMB Bank, $7,927.34; Wells Fargo Bank, $3,150.27; and Wystar Global Retirement Solutions, $361.23.

For the calendar year ended December 31, 2004, the Trust paid each of the following intermediaries the specific amounts listed next to their names in connection with recordkeeping support (i.e., sub-transfer agency and other administrative) services provided to the Trust's PBHG Class and Advisor Class shares: ADP, Inc., $15,822.80; American Express Financial Advisors, $2,055.07; American United Life Insurance Company, $175,513.15; Charles Schwab & Co., $3,426,667.05; CIGNA Retirement Services, $122,375.74; Citistreet Retirement Services Division, $2,489.31; DATAlynx, $27,925.29; Edgewood Services, $53,971.44; Fidelity Institutional Operations Company, $573,372.34; Fiserv Securities, Inc., $25,325.80; General American Life Insurance Company, $20,322.43; Great West Life & Annuity Insurance Company, $16,619.30; Guardian, $6,988.53; Hand Benefits & Trust Co., $523.68; Hewitt Associates LLC, $145,950.92, Investmart, Inc., $6,446.51; Investment Manager Services, $114,054.26; JP Morgan Retirement Plan Services, $315.85; Linsco Private Ledger, $67,080.41; Merrill Lynch, $39,919.11; Metlife Securities, Inc., $29,563.94;
Mid-Atlantic Corp., $94,088.18; Minnesota Mutual, $62,313.84; Morningstar Investment Services, $39,662.48; National Deferred Compensation, Inc., $5,475.46; National Financial, $3,248,453.48; National Investors Services Corp., $201,203.30; New York Benefit Services, $4,413.36; Ohio Public Employees Deferred Compensation Program, $9,281.56; Pershing LLC, $437,705.20; Prudential Investment LLC, $37,364.03; Putnam Fiduciary Trust Co., $86,898.99; Salomon Smith Barney, $62,118.10; Scudder Kemper Investment, $7,460.14; State Street Bank and Trust Company, $29,940.16; Sungard Investment Products, Inc., $50,318.69; T. Rowe Price Retirement Plan Services, $58,581.94; Terre Haute National Bank, $9,911.73; The Vanguard Group, $661.83; Travelers Life Insurance and Annuity, $27,439.69; TRUSTlynx, $16,663.75; UMB Bank, $2,239.94; Wells Fargo Bank, $8,653.90; and Wystar Global Retirement Solutions, $1,083.69.


THE ADMINISTRATOR AND SUB-ADMINISTRATOR


The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affiliate of the Adviser and a wholly owned subsidiary of the Advisor's parent, Old Mutual
(US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Admininstrator was named PBHG Fund Services. Effective October 1, 2004, under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.1227% of the average daily net assets of each Fund. Prior to October 1, 2004, the Administrator was entitled to be paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.


The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, which was amended on May 28, 2004, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust, PBHG Insurance Series Fund and Old Mutual Advisor Funds calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. After this initial term, the Agreement will renew for two year terms unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.


For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid the following administration fees:

------------------------------------ -------------------------------------------------------- --------------------------------
                 FUND                                        FEES PAID                                   FEES WAIVED
------------------------------------ -------------------------------------------------------- --------------------------------
                                             2002              2003               2004            2002       2003       2004
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Growth                                 $3,878,421        $2,161,242          $1,948,065         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Emerging Growth                          $779,361          $378,820            $558,174         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Large Cap Growth                         $463,261          $295,967            $291,102         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Select Growth                            $839,815          $420,492            $381,799         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Large Cap Growth Concentrated            $640,831          $360,365            $343,850         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Large Cap                                $812,104          $547,653            $429,070         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Mid-Cap                                  $566,472          $523,074            $629,791         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Small Cap                                $416,391          $247,373            $174,239         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Focused                                   $89,184           $43,105             $40,621         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Cash Reserves                            $660,927          $157,000            $109,660         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Technology & Communications            $1,170,940          $491,981            $516,781         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
PBHG Strategic Small Company                  $137,694          $101,111            $120,747         $0         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
Clipper Focus                             $336,245 (1)          $952,630          $1,455,967      $0(1)         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
Analytic Disciplined Equity                 $35,462(3)          $100,934             $98,099      $0(3)         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
Dwight Short Term Fixed Income
(formerly known as the PBHG IRA            $145,980(2)        $1,331,182          $2,040,518      $0(2)         $0         $0
Capital Preservation Fund)
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
Heitman REIT                                $31,654(3)          $140,324            $167,462      $0(3)         $0         $0
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
TS&W Small Cap Value                         *                   *                   $21,986       *          *          *
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------
Dwight Intermediate Fixed Income             *                   *                    $5,759       *          *          *
------------------------------------ ------------------ ----------------- ------------------- ---------- ---------- ----------



* Not in operation during the period.
1 For the period April 30, 2001 through March 31, 2002.
2 For the period October 31, 2001 through March 31, 2002.
3 For the period December 31, 2001through March 31, 2002.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services. See the section entitled "The Distributor" for the amount of payments by the Trust to specific intermediaries for the sub-transfer agency and other administrative services.


CUSTODIAN
Wachovia Bank, National Association (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


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

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Trust.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser or the Sub-Advisers expect normally to seek to select primary market makers. The Advisers and Sub-Advisers will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.


The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser or Sub-Advisers are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Adviser or Sub-Adviser from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Liberty Ridge Capital has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund's portfolio securities transactions from taking into account the brokers' and dealers' promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust and its investment adviser and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2003 and 2004, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due to increased trading resulting from unique buying and selling opportunities in extreme market volatility.



--------------------------------------------------- ----------------------------------------------------------------------------
                       FUND                         TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------- ---------------------------- ------------------ ----------------------------
                                                               2002                    2003                    2004
--------------------------------------------------- ---------------------------- ------------------ ----------------------------
PBHG Growth                                                 $5,546,664              $9,035,517            $6,647,418
PBHG Emerging Growth                                        $1,627,958              $3,250,847            $1,527,305
PBHG Large Cap Growth                                         $760,066                $729,020              $423,406
PBHG Select Growth                                          $2,330,482              $3,068,720             1,409,216
PBHG Large Cap Growth Concentrated                          $1,170,057                $914,255              $469,954
PBHG Large Cap                                             $15,052,752              $5,689,659            $2,395,600
PBHG Mid-Cap                                                $2,890,623              $2,991,487            $2,353,508
PBHG Small Cap                                              $1,396,504              $1,366,782              $777,268
PBHG Focused                                                  $721,648                $302,830              $278,749
PBHG Cash Reserves                                                  $0                      $0                    $0
PBHG Technology & Communications                            $3,084,206              $4,801,949            $2,343,946
PBHG Strategic Small Company                                  $319,703                $409,491              $393,440
Clipper Focus                                                  $684,235 (1)         $1,433,934            $1,071,396
Analytic Disciplined Equity                                    $134,122 (3)           $237,786              $206,942
Dwight Short Term Fixed Income                                       $0 (2)                 $0                    $0
Heitman REIT                                                    $89,467 (3)           $358,226              $345,520
TS&W Small Cap Value Fund                                        *                       *                   $30,521
Dwight Intermediate Fixed Income Fund                            *                       *                      $600



1 For the period April 30, 2001 through March 31, 2002.
2 For the period October 31, 2001 through March 31, 2002.
3 For the period December 31, 2001 through March 31, 2002.

PROXY VOTING

The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and than Sub-Advisers.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase PBHG Class and Advisor Class shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

With respect to PBHG Class and Advisor Class Shares, you may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.



MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)


You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows:
United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES


A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

REDEMPTION FEES


The PBHG Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The PBHG Cash Reserves Fund does not charge a redemption/exchange fee. See the Prospectus for details of the redemption/exchange fee.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires medallion signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer medallion signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided

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that with respect to the Systematic Investment and Systematic Withdrawal Plans
described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

1. SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

2. SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same class of other Funds of the Trust currently available to the public. See the "Trading Guidelines" section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

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The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

1. TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

2. ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

Traditional and Roth IRA Contribution Limits:

    ------------------------------------------- ------------------------------
    TAX YEARS                                   MAX. ANNUAL CONTRIBUTION
    ------------------------------------------- ------------------------------
    2001                                        $2000
    ------------------------------------------- ------------------------------
    2002-2004                                   $3,000
    ------------------------------------------- ------------------------------
    2005-2007                                   $4,000
    ------------------------------------------- ------------------------------
    2008                                        $5,000
    ------------------------------------------- ------------------------------
    2009-2010                                   Indexed to Inflation
    ------------------------------------------- ------------------------------

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The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

    ------------------------------------------- ------------------------------
    YEAR                                        LIMIT
    ------------------------------------------- ------------------------------
    2002-2005                                   $500
    ------------------------------------------- ------------------------------
    2006-2010                                   $1,000
    ------------------------------------------- ------------------------------

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

3. SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

4. 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

5. 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

6. 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

1. COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS") (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

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2. UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform
Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

3. CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. Each Fund (other than the Cash Reserves Fund) that reaches a certain asset size, will have its net asset value per share listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing

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price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according

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

to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.






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                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the "Income Requirement");
(ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((ii) and (iii) collectively, the "Asset Diversification Test"). To the extent that the redemption fees retained by a Fund are included in gross income of the Fund for federal income tax purposes, the Fund intends to treat such fees as "other income" derived with respect to the Fund's business of investing in stock securities or currencies for purposes of the Income Requirement.

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

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.


PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend

                                      113
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income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

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REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS


Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.


                                      115
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HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

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

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless

                                      117
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be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 17, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.


The performance shown for the Advisor Class of each Fund (other than the Growth
Fund) is based on hypothetical performance using the actual performance and expenses of the PBHG Class, for the periods prior to the inception of the Advisor Class, adjusted to reflect the additional 0.25% service fee payable by the Adviser Class. The Funds' Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore , the performance of the two share classes will differ only to the extent they have different expenses.


FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PWC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent registered public accounting firm for the Trust. PWC provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2004 and the report of the independent accountants for that year are

                                      118
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included in the Trust's Annual Report to Shareholders dated March 31, 2004. The
Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information. The unaudited financial statements for the six month period ended September 30, 2004 included in the Trust's 2004 Semi-Annual Report are also incorporated herein by reference for each Fund.

The financial statements in the Trust's Annual Report noted above for each Fund have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification code maintained by Bloomberg L.P.


                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

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

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or       Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus             (-) classifications "aa through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa               Bonds which are rated "Aaa" are judged to be of the best
                  quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa                Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than the Aaa securities.
A                 Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade
                  obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the
                  future.
Baa               Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor
                  poorly secured). Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba                Bonds which are rated "Ba" are judged to have speculative
                  elements; their future cannot be considered as well-assured.
                  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                 Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa               Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca  Bonds         which are rated "Ca" represent obligations which are
                  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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

C                 Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...)        (This rating applies only to U.S. Tax-Exempt Municipals)
                  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o  Leading market positions in well-established industries.

         o  High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

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

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

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

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-):  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

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

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D                 Default. Denotes actual or imminent payment default.

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NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F'. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                    EXHIBIT A

                                   PBHG FUNDS
                           PBHG INSURANCE SERIES FUND

PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.

PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

ELECTION OF THE BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) that repeal classified boards and seek to elect all directors annually; (3) to restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

     o We generally vote AGAINST proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) to classify the board; (4) that provide that directors may be removed only for cause; (5) that provide that only continuing directors may elect replacements to fill board vacancies; (6) that give management the ability to alter the size of the board without shareholder approval; and (7) requiring two candidates per board seat.

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

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or amend director qualifications.

     o 1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

     o We generally vote AGAINST a proposal to ratify the selection of an auditor if the auditor is deemed to not be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote for proposals: (1) to adopt confidential voting; (2) by management to change the date/time/location of the annual meeting;
         (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes; (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

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     o   We generally vote AGAINST proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting; (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses;
         (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes .

CORPORATE GOVERNANCE

     o We generally vote for proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

     o We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

CAPITAL STRUCTURE

     o We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split;
         (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and
         (7) create a new class of non-voting or sub-voting common stock.

     o We generally vote against proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that has superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

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EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and
         (9) asking the company to expense stock options.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.


     o We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals to that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR proposals: (1) that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) that report on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

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     o   We generally vote AGAINST proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products;
         (2) seeking a report on the health and environmental effects of GMOs;
         (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5) prohibiting investment in tobacco equities; (6) asking the company to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a company to cease production of nuclear weapons; and (13) seeking reports on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

OTHER SITUATIONS

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.

CONFLICTS OF INTEREST

PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

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DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

DATED: JUNE 2003

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                                    EXHIBIT B

                 ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES





                                      135
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                           LIBERTY RIDGE CAPITAL, INC.


                               PROXY VOTING POLICY

INTRODUCTION


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.



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PROXY OVERSIGHT COMMITTEE


Liberty Ridge Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

o Approving Liberty Ridge Capital's Proxy Voting Policy (the "Policy") and related Procedures;
o    Reviewing reports of proxy votes cast;
o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;
o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
o    Reviewing the proxy voting policies of sub-advisers;
o    Acting as a resource for investment personnel on proxy matters when needed.


The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

SUMMARY OF PROXY VOTING GUIDELINES


Liberty Ridge Capital's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:


BOARD OF DIRECTORS

o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size

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     of the board without shareholder approval; (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

o We generally vote FOR proposals seeking to ratify the selection of auditors.

o    We will evaluate on a case-by-case basis shareholder proposals requesting:
     (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election;
     (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking

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     to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

CAPITAL STRUCTURE

o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

o We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue;
     (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of

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     blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

EXECUTIVE AND DIRECTOR COMPENSATION

o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (9) seeking to put option repricings to a shareholder vote; and
     (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans
     (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and
     (4) requesting retirement plans for non-employee directors.

o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.

MERGERS AND CORPORATE RESTRUCTURINGS

o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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o    We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board;
     (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human

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     rights; (13) seeking to implement certain human rights standards; (14)
     seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

OTHER SITUATIONS

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION


Liberty Ridge Capital seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Liberty Ridge Capital has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Liberty Ridge Capital may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

o Companies with whom Liberty Ridge Capital has a material business relationship;

o Companies where a Liberty Ridge Capital employee, or spouse of a Liberty Ridge Capital employee, is a senior officer or director or has a material business relationship;


o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

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All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.


----------------
1 In this context, we are referring to all matters that may give rise to a potential material conflict for Liberty Ridge Capital, including those related to the business activities of its advised and sponsored mutual fund family.



DISCLOSURE TO CLIENTS


Liberty Ridge Capital's Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital will provide clients a copy of the complete Policy. Liberty Ridge Capital will also provide to clients, upon request, information on how their securities were voted.


Dated: 2/2004


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                             PROXY VOTING PROCEDURES

RECONCILIATION PROCESS


Upon Liberty Ridge Capital's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Liberty Ridge Capital's records. Because Liberty Ridge Capital is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Liberty Ridge Capital no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.


VOTING IDENTIFIED PROXIES


A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Liberty Ridge Capital of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Liberty Ridge Capital is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Liberty Ridge Capital may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Liberty Ridge Capital is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Liberty Ridge Capital may be unable or may determine not to vote a proxy are as follows:
(1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.


PROXY VOTING PROCEDURE

The Proxy Voting Clerk generally votes proxies, as follows:

         (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

         (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

         (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a

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                  portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

         (d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

         (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

         (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

         (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

         (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

         (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

MAINTENANCE OF PROXY VOTING RECORDS

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

     o   These policy and procedures, and any amendments thereto;
     o   Each proxy statement (maintained on a third party automated system);
     o Record of each vote cast (maintained on a third party automated system);

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     o   Documentation, if any, created by Liberty Ridge that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

     o   Various reports prepared according to the above procedures; and

     o Each written client request for information and a copy of any written response by Liberty Ridge Capital to a client's written or oral request for information.


Dated: 2/2004

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                               ANALYTIC INVESTORS

                        PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY OVERSIGHT COMMITTEE

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

PROXY VOTING SERVICE

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic

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Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

VOTING GUIDELINES

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

PROXY VOTING RECORD

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

      o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

      o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

      o   Records of votes cast on behalf of clients

      o   Records of written client requests for voting information


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      o   Records of written responses from Analytic Investors to both written and verbal client requests

      o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.



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                       HEITMAN REAL ESTATE SECURITIES LLC

                      PROXY VOTING POLICIES AND PROCEDURES

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. The following policies and procedures have been implemented to insure that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to reregister shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting............................................For
 Adoption of Anti-greenmail charter of bylaw amendments....................For
Amend bylaws or charters for housekeeping changes .........................For
Elect Directors annually...................................................For
Fix the size of the Board..................................................For
Give Board ability to amend bylaws in addition to Shareholders.............For
Lower supermajority Shareholder vote requirements .........................For
Ratify Auditors............................................................For
Require Majority of Independent Directors..................................For
Require Shareholder approval of Golden or Tin Parachutes ..................For
Restore or Provide Shareholders with rights of appraisal ..................For
Restore Shareholder ability to remove directors with our without cause.....For
Seek reasonable Audit rotation.............................................For
Shareholders' Right to Act independently of management.....................For
Shareholders' Right to Call Special Meeting................................For
Shareholders' Right to Act by Written Consent..............................For

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

Stock Repurchase Plans.....................................................For
Stock Splits...............................................................For
Submit Poison Pill ........................................................For
Shareholder ratification...................................................For
Blank Check Preferred Stock................................................Against
Classified Boards..........................................................Against
Dual Classes of Stock Give ................................................Against
Board exclusive authority to amend bylaws..................................Against
Limited Terms .............................................................For
Outside Directors .........................................................Against
Payment of Greenmail.......................................................Against
Provide Management with authority to adjourn an
annual or special meeting..................................................Against
Require Director Stock Ownership...........................................Against
Restrict or Prohibit Shareholder ability to call special meetings..........Against
Supermajority Vote Requirement                                             Against
Supermajority Provisions ..................................................Against
Adopt/Amend Stock Option Plan..............................................Case-by-Case
Adopt/Amend Employee Stock Purchase Plan...................................Case-by-Case
Approve Merger/Acquisition.................................................Case-by-Case
Authorize Issuance of Additional Common Stock .............................Case-by-Case
Consider Non-financial Effects of Merger...................................Case-by-Case
Director Indemnification ..................................................Case-by-Case
Election of Directors......................................................Case-by-Case
Fair Price Requirements....................................................Case-by-Case
Issuance of authorized Common Stock........................................Case-by-Case
Limitation of Executive/Director Compensation..............................Case-by-Case
Reincorporation............................................................Case-by-Case
Require Shareholder Approval to Issue Preferred Stock......................Case-by-Case
Spin-Offs..................................................................Case-by-Case
Shareholder proposal to redeem Poison Pill.................................Case-by-Case
Social and Environmental Issues............................................Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

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       (a)    Heitman'sProxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

       (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

       (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

       (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

       (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

        (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

       (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Committee's determination as to how to respond to such proxy promptly after such Committee has reached its conclusions (a "Proxy Committee Report");

       (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular

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

              proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

       (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

       (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

      o   These policies and procedures, and any amendments thereto;

      o   Each proxy statement (maintained on the ISS website);

      o Record of each vote cast and each abstention (maintained on the ISS website);


      o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

      o Any other reports or memorializations prepared according to the above procedures; and

      o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

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                                ISS PROXY VOTING

                               GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o   Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

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

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      o Attend less than 75 percent of the board and committee meetings without a valid excuse

      o   Implement or renew a dead-hand or modified dead-hand poison pill

      o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      o Failed to act on takeover offers where the majority of the shareholders tendered their shares

      o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

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

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      o   Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they

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

may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

      o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

      o   Majority of independent directors on board

      o   All-independent key committees

      o   Committee chairpersons nominated by the independent directors

      o   CEO performance reviewed annually by a committee of outside directors

      o   Established governance guidelines

      o   Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management's track record

      o   Background to the proxy contest

      o   Qualifications of director nominees (both slates)

      o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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
START

4.    ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      o   Purchase price

      o   Fairness opinion

      o   Financial and strategic benefits

      o   How the deal was negotiated

      o   Conflicts of interest

      o   Other alternatives for the business

      o   Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Impact on the balance sheet/working capital

      o   Potential elimination of diseconomies

      o   Anticipated financial and operating benefits

      o   Anticipated use of funds

      o   Value received for the asset

      o   Fairness opinion

      o   How the deal was negotiated

      o   Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      o   Dilution to existing shareholders' position

      o   Terms of the offer

      o   Financial issues

      o   Management's efforts to pursue other alternatives

      o   Control issues

      o   Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      o   The reasons for the change

      o   Any financial or tax benefits

      o   Regulatory benefits

      o   Increases in capital structure

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      o   Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      o   Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      o Prospects of the combined company, anticipated financial and operating benefits

      o   Offer price

      o   Fairness opinion

      o   How the deal was negotiated

      o   Changes in corporate governance

      o   Change in the capital structure

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      o   Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      o   Tax and regulatory advantages

      o   Planned use of the sale proceeds

      o   Valuation of spin-off

      o   Fairness opinion

      o   Benefits to the parent company o Conflicts of interest

      o   Managerial incentives

      o   Corporate governance changes

      o   Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

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Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder

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ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

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SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      o   Cash compensation, and

      o   Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment

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terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o   Historic trading patterns

      o   Rationale for the repricing

      o   Value-for-value exchange

      o   Option vesting

      o   Term of the option

      o   Exercise price

      o   Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

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      o   Purchase price is at least 85 percent of fair market value

      o   Offering period is 27 months or less, and

      o   Potential voting power dilution (VPD) is ten percent or less.

      o Vote AGAINST employee stock purchase plans where any of the following apply:

      o   Purchase price is less than 85 percent of fair market value, or

      o   Offering period is greater than 27 months, or

      o   VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS
(OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

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SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      o   Whether the proposal mandates that all awards be performance-based

      o Whether the proposal extends beyond executive awards to those of lower-ranking employees

      o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES


Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:


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      o   The parachute should be less attractive than an ongoing employment opportunity with the firm

      o   The triggering mechanism should be beyond the control of management

      o The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      o The availability and feasibility of alternatives to animal testing to ensure product safety, and

      o   The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      o The company has already published a set of animal welfare standards and monitors compliance

      o The company's standards are comparable to or better than those of peer firms, and

      o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      o   Whether the proposal focuses on a specific drug and region

      o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

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      o   The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      o   Whether the company already limits price increases of its products

      o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      o   The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      o   The costs and feasibility of labeling and/or phasing out

      o The nature of the company's business and the proportion of it affected by the proposal

      o The proportion of company sales in markets requiring labeling or GMO-free products

      o The extent that peer companies label or have eliminated GMOs o Competitive benefits, such as expected increases in consumer demand for the company's products

      o The risks of misleading consumers without federally mandated, standardized labeling

      o   Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      o   The extent that peer companies have eliminated GMOs

      o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

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      o   Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      o Whether the company has adequately disclosed the financial risks of its subprime business

      o Whether the company has been subject to violations of lending laws or serious lending controversies

      o   Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

      o   Whether the company complies with all local ordinances and regulations

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      o   The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      o   The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

      o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      o Whether the company has gone as far as peers in restricting advertising

      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      o   Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING
PRODUCTS TO TOBACCO COMPANIES:

      o   The percentage of the company's business affected

      o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

      o   The percentage of the company's business affected

      o   The feasibility of a spin-off

      o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

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ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      o   Whether there are publicly available environmental impact reports;

      o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      o   The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      o Environmentally conscious practices of peer companies, including endorsement of CERES

      o   Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      o   The company's level of disclosure lags that of its competitors, or

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      o   The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      o   The nature of the company's business and the percentage affected

      o   The extent that peer companies are recycling

      o   The timetable prescribed by the proposal

      o   The costs and methods of implementation

      o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      o   The nature of the company's business and the percentage affected

      o The extent that peer companies are switching from fossil fuels to cleaner sources

      o   The timetable and specific action prescribed by the proposal

      o   The costs of implementation

      o   The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

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      o   The relevance of the issue to be linked to pay

      o The degree that social performance is already included in the company's pay structure and disclosed

      o The degree that social performance is used by peer companies in setting pay

      o Violations or complaints filed against the company relating to the particular social performance measure

      o Artificial limits sought by the proposal, such as freezing or capping executive pay

      o   Independence of the compensation committee

      o   Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o The company is in compliance with laws governing corporate political activities, and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      o There are serious controversies surrounding the company's China operations, and

      o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:


      o   The nature and amount of company business in that country

      o   The company's workplace code of conduct

      o   Proprietary and confidential information involved

      o   Company compliance with U.S. regulations on investing in the country

      o   Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      o   Agreements with foreign suppliers to meet certain workplace standards

      o   Whether company and vendor facilities are monitored and how

      o   Company participation in fair labor organizations

      o   Type of business

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      o   Proportion of business conducted overseas

      o   Countries of operation with known human rights abuses

      o Whether the company has been recently involved in significant labor and human rights controversies or violations

      o   Peer company standards and practices

      o   Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      o The company does not operate in countries with significant human rights violations

      o   The company has no recent human rights controversies or violations, or

      o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      o   Company compliance with or violations of the Fair Employment Act of
          1989

      o Company antidiscrimination policies that already exceed the legal requirements

      o   The cost and feasibility of adopting all nine principles

      o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      o   The potential for charges of reverse discrimination

      o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      o   The level of the company's investment in Northern Ireland

      o   The number of company employees in Northern Ireland

      o   The degree that industry peers have adopted the MacBride Principles

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      o   Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      o   Whether the company has in the past manufactured landmine components

      o   Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      o   What weapons classifications the proponent views as cluster bombs

      o Whether the company currently or in the past has manufactured cluster bombs or their components

      o   The percentage of revenue derived from cluster bomb manufacture

      o   Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      o   The information is already publicly available or

      o   The disclosures sought could compromise proprietary information.

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WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      o The board composition is reasonably inclusive in relation to companies of similar size and business or

      o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      o   The degree of board diversity

      o   Comparison with peer companies

      o   Established process for improving board diversity

      o   Existence of independent nominating committee

      o   Use of outside search firm

      o   History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      o   The company has well-documented equal opportunity programs

      o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      o   The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      o   The composition of senior management and the board is fairly inclusive

      o The company has well-documented programs addressing diversity initiatives and leadership development

      o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      o Whether the company's EEO policy is already in compliance with federal, state and local laws

      o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      o   The industry norm for including sexual orientation in EEO statements

      o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      o   Board structure

      o   Director independence and qualifications

      o   Attendance at board and committee meetings.

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  o   Votes should be withheld from directors who:

      o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      o Ignore a shareholder proposal that is approved by a majority of shares outstanding

      o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      o Are interested directors and sit on the audit or nominating committee, or

      o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      o   Past performance as a closed-end fund

      o   Market in which the fund invests

      o   Measures taken by the board to address the discount

      o   Past shareholder activism, board activity

      o   Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Past performance relative to its peers

      o   Market in which fund invests

      o   Measures taken by the board to address the issues

      o Past shareholder activism, board activity, and votes on related proposals

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      o   Strategy of the incumbents versus the dissidents

      o   Independence of directors

      o   Experience and skills of director candidates

      o   Governance profile of the company

      o   Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Proposed and current fee schedules

      o   Fund category/investment objective

      o   Performance benchmarks

      o   Share price performance compared to peers

      o   Resulting fees relative to peers

      o   Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Stated specific financing purpose

      o   Possible dilution for common shares

      o   Whether the shares can be used for antitakeover purposes.

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1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Potential competitiveness

      o   Regulatory developments

      o   Current and potential returns

      o   Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      o   The fund's target investments

      o   The reasons given by the fund for the change

      o   The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Political/economic changes in the target market

      o   Consolidation in the target market

      o   Current asset composition

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CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   Potential competitiveness

      o   Current and potential returns

      o   Risk of concentration

      o   Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      o   Strategies employed to salvage the company

      o   The fund's past performance

      o   Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      o   The degree of change implied by the proposal

      o   The efficiencies that could result

      o   The state of incorporation

      o   Regulatory standards and implications.

Vote AGAINST any of the following changes:

      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

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      o   Removal of shareholder approval requirement for amendments to the new declaration of trust

      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      o   Regulations of both states

      o   Required fundamental policies of both states

      o   Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      o   Fees charged to comparably sized funds with similar objectives

      o   The proposed distributor's reputation and past performance

      o   The competitiveness of the fund in the industry

      o   Terms of the agreement.

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MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      o   Resulting fee structure

      o   Performance of both funds

      o   Continuity of management personnel

      o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      o   Performance of the fund's NAV

      o   The fund's history of shareholder relations

      o   The performance of other funds under the advisor's management.

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                        THOMPSON, SIEGEL & WALMSLEY, INC.

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

      o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
          Election of Directors and Approval of Independent Auditors.

      o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

      o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROXY VOTING PROCESS:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote.

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With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

      o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.


      o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.


      o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

      o   All proxies will be voted solely in the interest of clients.

      o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

      o All tender offers are reviewed and treated in a similar manner. Proxy Voting Records & Reports

      o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
          (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

      o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

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                           PACIFIC FINANCIAL RESEARCH

                                  PROXY VOTING

POLICY AND PROCEDURES

Pacific Financial Research ("PFR") assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES:
These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

         MANAGEMENT PROPOSALS:
         In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         1. Election of Directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis)
         2. Approval of Independent Auditors Executive Compensation Plans
         3. Corporate Structure
         4. Limiting directors' liability

         However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

         1. Proposals to stagger board members' terms
         2. Proposals to limit the ability of shareholders to call special meetings;
         3. Proposals to require super majority votes;
         4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
         5. Proposals to implement "poison pill" provisions
         6. Proposals to implement "fair price" provisions

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         SHAREHOLDER PROPOSALS:

         At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

PROXY REVIEW:

Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.

Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

         Conflicts of Interest:

         Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the Client Accounting department will prepare a report that identifies:
         1. the details of the conflict of interest,
         2. whether or not the conflict is material; and
         3. the procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

         If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

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PROCEDURES:

The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

         1. The PFR mailroom will forward all proxy materials to the Client Accounting department.
         2. The Client Accounting department will prepare PFR proxy voting instruction sheets for the applicable securities.
         3. A copy of the proxy materials will be forwarded to the analyst responsible for the security.
PP         4. Using the guidelines described above, the analyst will determine how PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet.
         5. The Client Accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients.
         6. As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet.
         7. Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received.

            For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.

PROXY VOTING RECORD KEEPING:

The Client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:
         1. the name of the issuer,
         2. the exchange ticker symbol,
         3. the CUSIP number,
         4. the shareholder meeting date,
         5. a brief description of the matter brought to vote,
         6. whether the proposal was submitted by management or a shareholder,
         7. how PFR voted the proxy (for, against, abstained), and 6.
            whether the proxy was voted for or against management.

Pursuant to Rule 204-2 of the Investment Advisor's Act of 1940, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:
         1. PFR's proxy policies and procedures,

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         2. proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by
            PFR),
         3. records of votes cast on behalf of clients,
         4. records of written client requests for voting information,
         5. records of written responses from PFR to both written and verbal client requests, and
         6. any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT:
 PFR will describe in its Part II of form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's Proxy Coordinator (Executive Assistant in charge of Client Communications) at 1-310-247-3939. The report will be provided free of charge. This information is also available on our website at www.pfr.biz.

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                         DWIGHT ASSET MANAGEMENT COMPANY

                        PROXY VOTING POLICY AND PROCEDURE

Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

PROXY OVERSIGHT COMMITTEE

Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the General Counsel. The Committee is primarily responsible for:

      o   Approving Dwight's Proxy Voting Policy and Procedure.

      o Reviewing proxy voting requests and determining the appropriate response.

      o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.

      o   Reporting to management on a periodic basis.

The Committee has also authorized the Compliance Officer to coordinate, execute and maintain appropriate records related to the proxy voting process.

PROXY VOTING GUIDELINES

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate.

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There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

         1. General: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

         2. Management Proposals: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

                  o        Election of Directors
                  o        Approval of Independent Auditors
                  o        Executive Compensation Plans
                  o        Corporate Structure and Shareholder Rights

         3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

         4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If a conflict of interest exists, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

VOTING PROCESS

Dwight has charged its Compliance Officer with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Compliance Officer is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Compliance Officer is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years in an easily accessible place, the first two years in its office:

o Dwight's proxy voting policies and procedures, and any amendments thereto;
o Proxy statements received regarding client securities
o Records of votes cast on behalf of clients
o Records of written client requests for voting information
o Records of written responses from Dwight to both written and verbal client requests
o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Dwight's Compliance Officer at 100 Bank St., Suite 800, Burlington, VT 05401 /
(802) 862-4170.

August 2003

Wellington Management Company, LLP
Proxy Policies and Procedures

Dated:   April 30, 2004

____________________       ________________________________________________
INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client's written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND  OVERSIGHT       Wellington Management has a Proxy Committee,
                                    established by action of the firm's
                                    Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements.
                                    Day-to-day administration of the proxy
                                    voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT                           OF PROCEDURES Wellington Management has in
                                    place certain procedures for implementing its proxy voting policies.


General Proxy Voting                AUTHORIZATION TO VOTE. Wellington Management
                                    will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                    RESEARCH. In addition to proprietary
                                    investment research undertaken by Wellington
                                    Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                                    o Generally, issues for which explicit proxy
                                      voting guidance is provided in the Proxy
                                      Voting Guidelines (i.e., "For", "Against",
                                      "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                                    o Issues identified as "case-by-case" in the
                                      Proxy Voting Guidelines are further
                                      reviewed by the Proxy Group. In certain
                                      circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                    o Absent a material conflict of interest,
                                      the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                                 MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                 AND RESOLUTION PROCESSES. Wellington
                                 Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY, IMMATERIAL IMPACT, OR
                                    EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL                          INFORMATION Wellington Management maintains
                                    records of proxies voted pursuant to Section
                                    204-2 of the Investment Advisers Act of 1940
                                    (the "Advisers Act"), the Employee
                                    Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                                    Wellington Management's Proxy Policies and
                                    Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management  Company, LLP
Proxy Voting Guidelines

Dated:   April 30, 2004

INTRODUCTION                        Upon a client's written request, Wellington
                                    Management Company, llp ("Wellington
                                    Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                                    These Guidelines are based on Wellington
                                    Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES                   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                                    o Election of Directors:                                              For

                                    o Repeal Classified Board (SP):                                       For

                                    o Adopt Director Tenure/Retirement Age (SP):                          Against

                                    o Minimum Stock Ownership by Directors (SP):                          Case-by-Case

                                    o Adopt Director & Officer Indemnification:                           For

                                    o Allow Special Interest Representation to Board (SP):                Against

                                    o Require Board Independence (SP):                                    For

                                    o Require Board Committees to be Independent (SP):                    For

                                    o Require a Separation of Chair and CEO or
                                      Require a Case-by-Case Lead Director (SP):

                                    o Boards not Amending Policies That are Supported                     Withhold
                                      by a Majority of Shareholders:                                      vote*

                                      * on all Directors seeking election the following year

                                    o Approve Directors' Fees:                                            For

                                    o Approve Bonuses for Retiring Directors:                             For

                                    o Elect Supervisory Board/Corporate Assembly:                         For

                                    MANAGEMENT COMPENSATION

                                    o Adopt/Amend Stock Option Plans:                                     Case-by-Case

                                    o Adopt/Amend Employee Stock Purchase Plans:                          For

                                    o Eliminate Golden Parachutes (SP):                                   For

                                    o Expense Future Stock Options (SP):                                  For

                                    o Shareholder Approval of All Stock Option Plans (SP):                For

                                    o Shareholder Approval of Future Severance Agreements                 For
                                      Covering Senior Executives (SP):

                                    o Recommend Senior Executives Own and Hold Company  For
                                      Stock, not Including Options (SP):

                                    o Disclose All Executive Compensation (SP):                           For

                                    REPORTING OF RESULTS

                                    o Approve Financial Statements:                                       For

                                    o Set Dividends and Allocate Profits:                                 For

                                    o Limit Non-Audit Services Provided by Auditors (SP):                 For

                                    o Ratify Selection of Auditors and Set Their Fees:                    For

                                    o Elect Statutory Auditors:                                           For
                                    SHAREHOLDER VOTING RIGHTS

                                    o Adopt Cumulative Voting (SP):                                       Against

                                    o Redeem or Vote on Poison Pill (SP):                                 For

                                    o Authorize Blank Check Preferred Stock:                              Against

                                    o Eliminate Right to Call a Special Meeting:                          Against

                                    o Increase Supermajority Vote Requirement:                            Against

                                    o Adopt Anti-Greenmail Provision:                                     For

                                    o Restore Preemptive Rights:                                          Case-by-Case

                                    o Adopt Confidential Voting (SP):                                     For

                                    o Approve Unequal Voting Rights:                                      Against

                                    o Remove Right to Act by Written Consent:                             Against

                                    o Approve Binding Shareholder Proposals:                              Case-by-Case

                                    CAPITAL STRUCTURE

                                    o Increase Authorized Common Stock:                                   Case-by-Case

                                    o Approve Merger or Acquisition:                                      Case-by-Case

                                    o Approve Technical Amendments to Charter:                            Case-by-Case

                                    o Opt Out of State Takeover Statutes:                                 For

                                    o Consider Non-Financial Effects of Mergers:                          Against

                                    o Authorize Share Repurchase:                                         For

                                    o Authorize Trade in Company Stock:                                   For

                                    o Issue Debt Instruments:                                             For


                                    SOCIAL ISSUES

                                    o Endorse the Ceres Principles (SP):                                  Case-by-Case

                                    o Disclose Political and PAC Gifts (SP):                              For

                                    o Require Adoption of International Labor Organization's              Case-by-Case
                                      Fair Labor Principles (SP):

                                    MISCELLANEOUS

                                    o Approve Other Business:                                             Abstain

                                    o Approve Reincorporation:                                            Case-by-Case

                                    EXHIBIT C
                               PENDING LITIGATION


         PBHG Funds' prospectuses describe multiple lawsuits, including class action and shareholder derivative suits, which have been filed against PBHG Funds, Liberty Ridge Capital and certain related parties. These cases have been centralized in a Federal Multi-District Litigation proceeding (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court"). Liberty Ridge Capital does not currently believe that any of these lawsuits will materially impact either its ability to provide investment advisory services to the Funds or the operations of the Funds themselves. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

         The designated lead plaintiffs in these cases filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: PBHG Funds; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge Capital, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the "1940 Act"); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney's fees and expert fees.

         The consolidated amended complaint for the derivative action suits names as defendants: PBHG Funds (as nominal defendant); the Trustees of PBHG Funds; Liberty Ridge Capital, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds' adviser and distributor; rescinding PBHG Funds' management and other contracts with PBHG Funds' adviser, distributor and other defendants; rescinding PBHG Funds' 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds' adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney's and experts' fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG DISCIPLINED EQUITY FUND, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG LARGE CAP VALUE FUND, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap FUND, PBHG SMALL CAP Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the "PBHG Mutual Funds", PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD
J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

                                                                     APPENDIX II

                      STATEMENT OF ADDITIONAL INFORMATION



                               DATED JANUARY 14, 2005



                                     TRUST:

                                   PBHG FUNDS



                      CLASSES: CLASS A AND CLASS C FUNDS:
                                PBHG GROWTH FUND
                               PBHG FOCUSED FUND
                           PBHG EMERGING GROWTH FUND
                            PBHG CASH RESERVES FUND*
                           PBHG LARGE CAP GROWTH FUND
                     PBHG TECHNOLOGY & COMMUNICATIONS FUND
                            PBHG SELECT GROWTH FUND
                       PBHG STRATEGIC SMALL COMPANY FUND
                     PBHG LARGE CAP GROWTH CONCENTRATED FUND
                   (formerly known as PBHG Large Cap 20 Fund)
                               CLIPPER FOCUS FUND
                  (formerly known as PBHG Clipper Focus Fund)
                             PBHG LARGE CAP GROWTH
                      DWIGHT SHORT TERM FIXED INCOME FUND
             (formerly known as PBHG IRA Capital Preservation Fund)
                               PBHG MID-CAP FUND
                        ANALYTIC DISCIPLINED EQUITY FUND
                (formerly known as PBHG Disciplined Equity Fund)
                              PBHG SMALL CAP FUND
                                HEITMAN REIT FUND
                       (formerly known as PBHG REIT Fund)
                            TS&W SMALL CAP VALUE FUND
                  (formerly known as PBHG Small Cap Value Fund)
                     DWIGHT INTERMEDIATE FIXED INCOME FUND
                            (formerly known as PBHG
                        Intermediate Fixed Income Fund)


                               INVESTMENT ADVISOR:
                          Liberty Ridge Capital, Inc.


     * CLASS A AND CLASS C SHARES OF THESE FUNDS ARE NOT CURRENTLY OFFERED.



This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Class A and Class C shares of the Funds named above. It should be read in conjunction with the current Prospectus for the Class A and Class C shares of the Funds. The Class A and Class C Prospectuses dated January 14, 2005, may be obtained without charge by calling 1-800-433-0051.



The Annual Report, except for page 1, is incorporated herein by reference for each Fund. The financial statements included in the Trust's 2004 Semi-Annual Report are also incorporated herein by reference for each Fund. The Annual Report and Semi-Annual Report may be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS


THE TRUST...................................................................3
DESCRIPTION OF PERMITTED INVESTMENTS........................................9
RISKS OF TRANSACTIONS IN FUTURE CONTRACTS AND OPTIONS......................15
INVESTMENT LIMITATIONS.....................................................40
TRUSTEES AND OFFICERS OF THE TRUST.........................................46
5% AND 25% SHAREHOLDERS....................................................53
THE ADVISER................................................................73
THE SUB-ADVISERS...........................................................78
APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS....................................................88
THE DISTRIBUTOR............................................................90
THE ADMINISTRATOR AND SUB-ADMINISTRATOR....................................93
OTHER SERVICE PROVIDERS....................................................95
PORTFOLIO TRANSACTIONS.....................................................97
DESCRIPTION OF SHARES.....................................................100
PURCHASES, REDEMPTIONS AND PRICING OF SHARES..............................101
DETERMINATION OF NET ASSET VALUE..........................................115
TAXES.....................................................................118
PERFORMANCE ADVERTISING...................................................124
FINANCIAL STATEMENTS......................................................124
CREDIT RATINGS............................................................124
EXHIBITS..................................................................

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.


Effective with the close of business on December 14, 2001, Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and Heitman REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, Analytic Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and Dwight Short Term Fixed Income Fund (formerly known as PBHG IRA Capital Preservation Fund) acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio. On October 1, 2004, shareholders of the PBHG IRA Capital
Preservation Fund voted in favor of changing the Fund's investment goal and strategies and the Fund's name was changed to the Dwight Short Term Fixed Income Fund.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes, PBHG Class, Advisor Class (formerly the Trust Class), Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO ONLY THE CLASS A AND CLASS C SHARES OF THE TRUST. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Liberty Ridge Capital, Inc., formerly known as Pilgrim Baxter & Associates, Ltd. ("Liberty Ridge Capital" or the "Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.

SUB-ADVISER                                                       FUNDS

Wellington Management Company, LLP                           Cash Reserves Fund
("Wellington Management")

Pacific Financial Research, Inc. ("PFR")                     Clipper Focus Fund

Analytic Investors, Inc. ("Analytic")                        Analytic Disciplined Equity Fund


Dwight Asset Management Company ("Dwight")                   Dwight Short Term Fixed Income Fund
                                                             Dwight Intermediate Fixed Income Fund


Heitman Real Estate Securities LLC                           Heitman REIT Fund
(formerly named Heitman/
PRA Securities Advisors LLC) ("Heitman")

Thompson, Siegel & Walmsley, Inc.                            TS&W Small Cap Value Fund

SETTLEMENTS AND PENDING LITIGATION


                  In connection with the Adviser's recent settlements of market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"), the Adviser agreed to meet future obligations including the following:


                  (a) use its best efforts to obtain the agreement of PBHG Funds to hold a meeting of PBHG Funds' shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;


                  (b) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics;

                  (c) maintain an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

                  (d) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the PBHG Funds' independent Trustees;

                  (e) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the PBHG Funds' independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

                  (f) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the PBHG Funds due to market timing, and (ii) a proportionate share of advisory fees paid by the PBHG Funds portfolios that suffered such losses during the period of such market timing;

                  (g) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

                  (h) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the PBHG Funds' Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

                  (i) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

                  (j) reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

                  (k) recommend in writing a senior officer ("Senior Officer") to the Trust's Board of Trustees to be hired by the Trust. The Senior Officer must have a title of at least Senior Vice President and may be the same person designated as the Trust's chief compliance officer. The Senior Officer must report at least quarterly to the Trust's Board and have the ability to retain consultants, experts or staff as necessary. In addition, the Senior Officer shall monitor compliance by the Trust and its investment advisers with Federal and state securities laws, state laws respecting conflicts of interest, fiduciary duties and codes of ethics and compliance manuals;

                  (l) allow the Senior Officer to assist the Trust's Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at "arms" length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

                  (m) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

                  (n) disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

                  (o) maintain a prominent posting on the Trust's website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and

                  (p) disclose the Hypothetical Fee and Cost Information in the Trust's applicable prospectuses.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (j) through (m) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the New York Attorney General against various defendants is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES


COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.


PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

         o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

         o Factors affecting an entire industry, such as increases in production costs; and

         o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests . See "Description of Permitted Investments - General Risks of Investing in Stocks." In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences (see the "Taxes" section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

DERIVATIVES
Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.


FUTURES CONTRACTS
A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund may earn interest income on its initial and variation margin deposits.


A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlements is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.


LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.


OPTIONS
Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.
WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.


WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.


PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.


SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.


COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.


OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.


SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS
A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.


INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.


CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.


CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs" and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.


ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.


FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a

"position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.


AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY
RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

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SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Fund, other than the Dwight Intermediate Fixed Income Fund, may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may generally invest in short-term securities including U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.


BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

         o Has total assets of at least $1 billion, or the equivalent in other currencies; and

         o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

         o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.


CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.


COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

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DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.


TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.


U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.


CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.


CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable Sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a

"tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.


VARIABLE AND FLOATING RATE INSTRUMENTS


Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The PBHG Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.



WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic Disciplined Equity, Dwight Short Term Fixed Income, Heitman REIT and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.



ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.


SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

         o The borrower must provide collateral at least equal to the market value of the securities loaned;

         o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

         o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

         o The Fund must be able to terminate the loan at any time;

         o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

         o The Fund must determine that the borrower is an acceptable credit risk.

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

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

         o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

         o Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.


SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

         o Take advantage of an anticipated decline in prices.

         o Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.


SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Fund will not short sell a security if:

         o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

         o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

         o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.



FACTORS AFFECTING THE VALUE OF DEBT SECURITIES


The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).


PREPAYMENT RISK
This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

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

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.


SMALL AND MEDIUM CAPITALIZATION STOCKS


Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Small Cap Fund, TS&W Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Select Growth Fund, Focused Fund, Technology & Communications Fund, Analytic Disciplined Equity Fund and Heitman REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.



OVER-THE-COUNTER MARKET


Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.



FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


INVESTMENTS IN TECHNOLOGY COMPANIES


Each Fund (except the Cash Reserves, Dwight Short Term Fixed Income and Dwight Intermediate Fixed Income Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.


INITIAL PUBLIC OFFERINGS ("IPO")


Each Fund (except the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund) may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

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

SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.



STRUCTURED NOTES


The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.



STEP COUPON BONDS (STEPS)


The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.



TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser or sub-adviser, as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.


PAY-IN-KIND (PIK) SECURITIES


The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.



MORTGAGE DOLLAR ROLLS

Each Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.


MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.


PARTICIPATION INTERESTS

Each Fund may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.


STAND-BY COMMITMENTS

When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or Sub-Adviser, as the case may be, present minimal credit risks.

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

INVERSE FLOATERS

Each Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.


INTERFUND LOANS


Each Fund may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Fund portfolios advised by Liberty Ridge Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Liberty Ridge Capital ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Liberty Ridge Capital. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitigated by limiting the amount that a Fund can borrow. See Investment Limitations - Non-Fundamental Restrictions number 3.

                             INVESTMENT LIMITATIONS


FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.


1. Each Fund, other than PBHG Large Cap Growth Concentrated Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.


         Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

         Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, and because Heitman REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker- dealers or institutional investors or investing in loans, including assignments and participation interests.

         Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

         Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.


NON-FUNDAMENTAL RESTRICTIONS


Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Liberty Ridge Capital Advised Fund." This term means other investment companies and their series portfolios that have Liberty Ridge Capital or an affiliate of Liberty Ridge Capital as an investment advisor.


1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap Growth Concentrated Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, and Clipper Focus Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d) (1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).


SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.


TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


PORTFOLIO HOLDINGS DISCLOSURE POLICY


Portfolio holdings information related to each Fund, including the top holdings, will be made available to the general public on the Trust's website 15 calendar days after the end of each calendar quarter. The Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Liberty Ridge Capital, provided that the service is related to the investment advisory services that Liberty Ridge Capital provides to the Trust.


Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:


     o a written request for non-standard disclosure must be submitted to and approved in writing by either Liberty Ridge Capital's chief compliance officer, general counsel or chief investment officer;


     o the request must relate to an appropriate business purpose; and


     o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Liberty Ridge Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Trust's Board of Trustees has approved this portfolio holdings disclosure policy and must approve any material change to the policy. In addition, Liberty Ridge Capital regularly presents to the Trust's Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, Liberty Ridge Capital nor any other entity receives any compensation or other consideration in connection with each such arrangement.

----------------------------------------- --------------------------------------- ---------------------------------------
              ENTITY NAME                    FREQUENCY OF HOLDINGS DISCLOSURE         RESTRICTION ON USE OF HOLDINGS
                                                                                               INFORMATION
----------------------------------------- --------------------------------------- ---------------------------------------
Standard & Poor's                         Top 10 Holdings quarterly on the 7th    Holdings information may only be used
                                          for all Funds                           for the specific and legitimate
                                                                                   business purpose to which the parties
                                                                                  agreed. All holdings information is
                                                                                  subject to a confidentiality agreement
                                                                                  and there is a prohibition of trading
                                                                                  based on the information received.
----------------------------------------- --------------------------------------- ---------------------------------------
Callan                                    Monthly holdings for each Fund          Holdings information may only be used
                                          managed by Liberty Ridge Capital        for the specific and legitimate
                                          without the use of a sub-adviser.       business purpose to which the parties
                                          This group of Funds may be expanded     agreed.  All holdings information is
                                          by the agreed  parties.                 subject to a confidentiality
                                                                                  agreement and there is a prohibition
                                                                                  of trading based on the information
                                                                                  received.
----------------------------------------- --------------------------------------- ---------------------------------------
Russell/Mellon                            Complete holdings are disclosed on a    Holdings information may only be used
                                          quarterly basis on the 1st of the       for the specific and legitimate
                                          quarter for the PBHG Growth, PBHG       business purpose to which the parties
                                          Mid-Cap, PBHG Large Cap. PBHG Small     agreed.  All holdings information is
                                          Cap, PBHG Strategic Small Company,      subject to a confidentiality
                                          Clipper Focus and PBHG Focused Funds.   agreement and there is a prohibition
                                          This group of Funds may be expanded     of trading based on the information
                                          in the future.                          received.
----------------------------------------- --------------------------------------- ---------------------------------------


TRUSTEES AND OFFICERS OF THE TRUST


The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087.

-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
-------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND    POSITION HELD    TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF         OTHER
AGE                   WITH THE TRUST   OFFICE* AND    DURING PAST 5 YEARS            PORTFOLIOS IN     DIRECTORSHIPS
                                       LENGTH OF                                     THE PBHG FUND     HELD BY TRUSTEE
                                       TIME SERVED                                   FAMILY COMPLEX
                                                                                     OVERSEEN BY
                                                                                     TRUSTEE
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
Leigh A. Wilson       Chairman of      Trustee        Chief Executive Officer, New   26                Trustee, The
(60)                  the Board        since 2005     Century Living, Inc. (older                      Victory
                                                      adult housing) since 1992;                       Portfolios
                                                      Director, Chimney Rock                           (since 1992),
                                                      Winery LLC, 2000 to 2004,                        The Victory
                                                      and Chimney Rock Winery Corp                     Institutional
                                                      (winery), 1985 to 2004.                          Funds (since 2003)
                                                                                                       and The Victory
                                                                                                       Variable Insurance
                                                                                                       Funds (since 1998)
                                                                                                       (investment companies
                                                                                                       - 22  total
                                                                                                       portfolios). Trustee,
                                                                                                       PBHG Insurance
                                                                                                       Series Fund,
                                                                                                       since 2005.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
John R. Bartholdson   Trustee          Trustee        Chief Financial Officer, The   26                Director, The
(60)                                   since 1995     Triumph Group, Inc.                              Triumph Group,
                                                      (manufacturing) since 1992.                      Inc. since 1992.
                                                                                                       Trustee, PBHG
                                                                                                       Insurance Series
                                                                                                       Fund, since
                                                                                                       1997. Trustee,
                                                                                                       Old Mutual
                                                                                                       Adviser Fund's
                                                                                                       since 2004.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
Jettie M. Edwards     Trustee          Trustee        Consultant, Syrus Associates   26                Trustee, EQ
(58)                                   since 1995     (business and marketing                          Advisors Trust
                                                      consulting firm) since                           (investment
                                                      1986-2002                                        company - 37
                                                                                                       portfolios)
                                                                                                       since 1997. Trustee,
                                                                                                       PBHG Insurance Series
                                                                                                       Fund, since 1997.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------
Albert A. Miller      Trustee          Trustee        Senior Vice President,         26                Trustee, PBHG
(70)                                   since 1995     Cherry & Webb, CWT Specialty                     Insurance Series
                                                      Stores 1995-2000, Advisor                        Fund, since 1997.
                                                      and Secretary, the
                                                      Underwoman Shoppes, Inc.
                                                      (retail clothing stores),
                                                      1980-2002. Merchandising
                                                      Group Vice President, R.H.
                                                      Macy & Co. (retail
                                                      department stores),
                                                      1958-1995. Retired.
--------------------- ---------------- -------------- ------------------------------ ----------------- ------------------



*Trustee of the Trust until such time as his or her successor is duly elected and appointed.

-------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE     POSITION HELD    TERM OF OFFICE* AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING
                           WITH THE FUND                  SERVED                             PAST 5 YEARS
------------------------- ---------------- ------------------------------------- ----------------------------------------
David J. Bullock         President         President                           Director, President and Chief Executive Officer
(48)                                       since                               since 2004, Old Mutual Capital, Inc.  Trustee and
                                           2003                                President since 2004, Old Mutual Advisor Funds.
                                                                               Chief Executive Officer, President and Director
                                                                               since 2003 and Chief Operating Officer in 2003,
                                                                               Liberty Ridge Capital, Inc. Chief Executive Officer
                                                                               and Trustee since 2003, Old Mutual Investment
                                                                               Partners. Trustee since 2003, Old Mutual Fund
                                                                               Services. Director since 2003, Old Mutual Shareholder
                                                                               Services, Inc.  President since 2003, PBHG Insurance
                                                                               Series Fund. President and Chief Executive Officer
                                                                               from 1998 to 2003, Transamerica Capital, Inc.

------------------------- -------------- ------------ ------------------------------------------------------
------------------------- -------------- ------------ ------------------------------------------------------
Lee T. Cummings          Vice              Vice                                Vice President since 2001, Director of Sales and
(41)                     President         President                           Marketing since 2004 and Director of Mutual Fund
                                           since 2005                          Operations from 1996 to 2001, Liberty Ridge Capital,
                                                                               Inc.  Vice President since 2003 and President from
                                                                               1999 to 2003, Old Mutual Investment Partners.   Vice
                                                                               President since 2004, President from 1998 to 2004,
                                                                               Old Mutual Fund Services.  Vice President since 2004
                                                                               and President from 2001 to 2004, Old Mutual
                                                                               Shareholder Services, Inc.  Treasurer, Chief
                                                                               Financial Officer and Controller from 1997 to 2005,
                                                                               PBHG Funds.  Treasurer, Chief Financial Officer and
                                                                               Controller from 1997 to 2005, PBHG Insurance Series
                                                                               Fund.  Treasurer, Chief Financial Officer and
                                                                               Controller from 2004 to 2005, Old Mutual Advisor
                                                                               Funds.

------------------------ ----------------- ----------------------------------- ---------------------------------------
Edward J. Veilleux       Senior Vice       Since January, 2005.  Employed        President, EJV Financial Services,
(61)                     President         for an initial term of three years    LLC since May 2002; Director Deutsche
                                           and thereafter for successive one     Bank (and predecessor companies) and
                                           year terms unless terminated prior    Executive Vice President and Chief
                                           to the end of the then current        Administrative Officer, Investment Company
                                           term.                                 Capital Corp. (registered investmnet
                                                                                 advisor and registered transfer agent),
                                                                                 August 1987 to May 2002. Senior Vice
                                                                                 President since 2005, PBHG Insurance
                                                                                 Series Fund.
 ------------------------- ---------------- ------------------------------------- ----------------------------------------

John M. Zerr (42)        Vice President    Vice President and Secretary        Chief Operating Officer, Liberty
                         and Secretary     since 1997*                         Ridge Capital, Inc. Since March 2004.
                                                                               Senior Vice President, Liberty Ridge
                                                                               Capital, Inc. since 2001 and General
                                                                               Counsel and Secretary, Liberty Ridge
                                                                               Capital, Inc. since November 1996.
                                                                               Vice President and Secretary, PBHG
                                                                               Insurance Series Fund since March
                                                                               1997 and Old Mutual Advisor Funds since
                                                                               May 2004. Chief Operating Officer, Old
                                                                               Mutual Investment Partners since 2004.General
                                                                               Counsel and Secretary, Pilgrim Baxter Value
                                                                               Investors, Inc., 1996-2002. General Counsel and
                                                                               Secretary, Old Mutual Fund Services
                                                                               and Old Mutual Investment Partners,
                                                                               since January 1998. General Counsel
                                                                               and Secretary, Old Mutual Shareholder
                                                                               Services, Inc. since June 2001. Executive
                                                                               Vice President, Secretary and General Counsel,
                                                                               Old Mutual Capital, Inc. since May 2004.
------------------------- ---------------- ------------------------------------- ----------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OFFICERS*
-------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE     POSITION HELD    TERM OF OFFICE* AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING
                           WITH THE FUND                  SERVED                             PAST 5 YEARS
------------------------- ---------------- ------------------------------------- ----------------------------------------
------------------------- ---------------- ------------------------------------- ----------------------------------------
Robert E. Putney, III    Vice President    Vice President and Assistant        Senior Vice President, Deputy General Counsel
(44)                     and Assistant     Secretary since 2002*               and Assistant Secretary, Old Mutual Capital, Inc.,
                         Secretary                                             since May 2004. Deputy General Counsel and
                                                                               Vice President, Liberty Ridge Capital, Inc.,
                                                                               since 2004; Deputy General Counsel and Senior Vice
                                                                               President Old Mutual Investment Partners, Old Mutual
                                                                               Fund Services and Old Mutual Shareholder Services,
                                                                               Inc. since 2004 and Assistant Secretary, Liberty
                                                                               Ridge Capital, Inc., Old Mutual Investment Partners,
                                                                               Old Mutual Fund Services and Old Mutual Shareholder
                                                                               Services, Inc. since December 2001. Vice President
                                                                               and Assistant Secretary, Old Mutual Advisor Funds,
                                                                               since May 2004 and PBHG Insurance Series Fund since
                                                                               March 2002. Senior Legal Counsel and Vice President,
                                                                               Liberty Ridge Capital, Inc., Old Mutual Investment
                                                                               Partners, Old Mutual Shareholder Services, Inc. and
                                                                               Old Mutual Fund Services, December 2001-2004. Senior
                                                                               Counsel and Assistant Secretary, Pilgrim Baxter
                                                                               Value Investors, Inc., 2001-2002.
                                                                               Director and Senior Counsel, Merrill
                                                                               Lynch Investment Managers, L.P. and
                                                                               Princeton Administrators, L.P. from
                                                                               September 1997 until December 2001
                                                                               and holding various other positions
                                                                               at these companies from 1991 to 1997;
                                                                               Secretary of various Merrill Lynch
                                                                               and Mercury open-end funds, as well
                                                                               as Somerset Exchange Fund and The
                                                                               Europe Fund, Inc., until December
                                                                               2001.
------------------------- ---------------- ------------------------------------- ----------------------------------------
------------------------ ----------------- ----------------------------------- ---------------------------------------
Brian C. Dillon (41)     Vice President    Vice President since 2001*          Vice President and Chief Compliance
                         and Chief                                             Officer, Liberty Ridge Capital, Inc.
                         Compliance                                            Since April 2001. Chief Compliance
                         Officer                                               Officer, Old Mutual Fund Services and
                                                                               Old Mutual Shareholder Services, Inc. since April
                                                                               2001. Registered Principal and Vice President Old
                                                                               Mutual Investment Partners since April 2001.
                                                                               Vice President and Chief Compliance Officer,
                                                                               Old Mutual Advisor Funds since 2004.
                                                                               Vice President and  Chief Compliance Officer,
                                                                               Old Mutual Capital, Inc. since 2004.
                                                                               Chief Compliance Officer, Old Mutual Advisor
                                                                               Funds since September 2004 and Vice
                                                                               President, Old Mutual Advisor Funds, since
                                                                               May 2004. Chief Compliance Officer, PBHG
                                                                               Insurance Series Fund since July 2004 and
                                                                               Vice President, PBHG Insurance Series
                                                                               Fund, since 2001. Chief Compliance
                                                                               Officer, Pilgrim Baxter Value
                                                                               Investors, Inc., 2001-2002. Chief
                                                                               Compliance Officer, Pilgrim Baxter
                                                                               Private Equity Advisor, 2001-2003.
                                                                               Vice President and Deputy Compliance
                                                                               Director, Delaware Investments,
                                                                               1995-2001.


-------------------------------------------------------------------------------------------------------------------------
OFFICERS*
-------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE     POSITION HELD    TERM OF OFFICE* AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING
                           WITH THE FUND                  SERVED                             PAST 5 YEARS
------------------------- ---------------- ------------------------------------- ----------------------------------------
------------------------- ---------------- ------------------------------------- ----------------------------------------
Stephen F. Panner (34)    Assistant        Assistant Treasurer since 2000*       Fund Administration Manager, Liberty
                          Treasurer                                              Ridge Capital, Inc. and Old Mututal
                                                                                 Fund Services since February
                                                                                 2000. Assistant Treasurer, PBHG
                                                                                 Insurance Series Fund since December
                                                                                 2000 and Old Mutual Advisor Funds
                                                                                 since May 2004. Fund Accounting Manager,
                                                                                 SEI Investments Mutual Fund Services,
                                                                                 1997-2000.
------------------------- ---------------- ------------------------------------- ----------------------------------------
William P. Schanne (32)   Assistant        Assistant Treasurer since 2001*       Fund Administration Associate, Liberty
                          Treasurer                                              Ridge Capital, Inc. and Old Mutual Fund
                                                                                 Services since August 2001.
                                                                                 Assistant Treasurer, PBHG Insurance
                                                                                 Series Fund since December 2001 and Old
                                                                                 Mutual Advisor Funds since May 2004. Fund
                                                                                 Accounting Supervisor, PFPC, Inc.,
                                                                                 1999-2001. Fund Accountant, PFPC,
                                                                                 Inc., 1998-1999.
------------------------- ---------------- ------------------------------------- ----------------------------------------
------------------------ ----------------- ----------------------------------- ---------------------------------------
Michael E. Dresnin (32) Assistant          Assistant Secretary since 2004*     Assistant Vice President, Legal Counsel and
                        Secretary                                              Assistant Secretary for Liberty Ridge Capital,
                                                                               Inc., Old Mutual Investment Partners,
                                                                               Old Mutual Fund Services and Old Mutual
                                                                               Shareholder Services, Inc. since March 2004.
                                                                               Assistant Secretary of PBHG Insurance Series Fund
                                                                               since March 2004 and Old Mutual Advisor Funds
                                                                               since January 2005. Prior to that, Associate,
                                                                               Drinker Biddle & Reath LLP (law firm).

*Officer of the Trust until such time as his or her successor is duly elected and qualified.



The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Governance and Nominating Committee

(formerly the Nominating and Compensation Committee) and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson, Leigh Wilson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Governance and Nominating Committee selects and nominates those persons for membership on the PBHG Fund's Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2004, the Nominating and Compensation Committee held 3 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087, Attention:
SECRETARY OF PBHG FUNDS. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2004, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Liberty Ridge Capital, owned by each Trustee as of December 31, 2004.

-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                  AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                            COMPANIES IN THE PBHG
                                                                                            FAMILY COMPLEX OVERSEEN BY
                                                                                            TRUSTEES
--------------------------- --------------------------------------------------------------- -----------------------------
Leigh A. Wilaon             Not Applicable*                                                 Not Applicable*
--------------------------- --------------------------------------------------------------- -----------------------------
John R. Bartholdson         PBHG Emerging Growth Fund  0-$10,000,                           $10,000-$50,000
                            PBHG Select Growth Fund $10,000-$50,000
--------------------------- --------------------------------------------------------------- -----------------------------
Jettie M. Edwards           PBHG Emerging Growth Fund $10,000-$50,000,                      $50,000-$100,000
                            PBHG Growth Fund $10,000-$50,000,
                            Clipper Focus Fund $10,000-$50,000
--------------------------- --------------------------------------------------------------- -----------------------------
Albert A. Miller            PBHG Emerging Growth Fund $50,000-$100,000, PBHG Growth Fund    over $100,000
                            $10,000-$50,000,
                            PBHG Select Growth Fund $10,000-$50,000,
                            PBHG Technology & Communications Fund $10,000-$50,000,
                            PBHG Strategic Small Company Fund $10,000-$50,000
--------------------------- --------------------------------------------------------------- -----------------------------

* Mr. Wilson was not appointed a trustee until January 6, 2005. The information in this table is as of December 31, 2004.


Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2004

------------------------- ----------------------- ----------------------- ----------------------- -----------------------
NAME OF PERSON, POSITION  AGGREGATE               PENSION OR RETIREMENT   ESTIMATED ANNUAL        TOTAL COMPENSATION
                          COMPENSATION FROM       BENEFITS ACCRUED AS     BENEFITS UPON           FROM TRUST AND TRUST
                          TRUST                   PART OF TRUST EXPENSES  RETIREMENT              COMPLEX PAID TO
                                                                                                  TRUSTEES*
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Leigh A. Wilson           Not Applicable*         Not Applicable*         Not Applicable*         Not Applicable*
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
John R. Batholdson        $63,455                 N/A                     N/A                     $97,750 for services
Trustee                                                                                           on two boards
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Jettie M. Edwards         $63,455                 N/A                     N/A                     $97,750 for services
Trustee                                                                                           on two boards
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Albert A. Miller Trustee  $63,455                 N/A                     N/A                     $97,750 for services
                                                                                                  on two boards
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
* Mr. Wilson was not appointed a trustee until January 6, 2005. The information in this table is as of March 31, 2004.

* Compensation expenses are allocated pro rata based on the relative net assets of the Fund included in the Trust Complex.

5% AND 25% SHAREHOLDERS
As of December 31, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.


PBHG EMERGING GROWTH FUND PBHG CLASS



National Financial Services                                    16.24%
For the Exclusive Benefit of our Customer
200 Liberty St. One World Financial Center
Attn: Mutual Funds Dept. 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                      13.16%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

American United Life Insurance Company                          5.27%
Group Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9202


PBHG EMERGING GROWTH FUND ADVISOR CLASS                         N/A

PBHG EMERGING GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG EMERGING GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                   100.00%
Attn:  Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG GROWTH FUND PBHG CLASS


National Financial Services                                    23.40%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                      14.92%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

American United Life Insurance Company                          8.01%
GRP Retirement Annuity Separate Acct II
One American Square
PO Box 1995
Indianapolis IN 46206-9102


PBHG GROWTH FUND ADVISOR CLASS

The Travelers Insurance Company                               100.00%
Attn: Roger Ferland
PO Box 990027
Hartford CT 06199-0027

PBHG GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP GROWTH FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      30.23%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

CitiGroup Global Markets Inc.                                  13.72%
Exclusive Benefit
of our Customers NAV Program
333 W 34th Street
New York NY 10001-2402

National Financial Services                                    10.29%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG LARGE CAP GROWTH FUND ADVISOR CLASS


Investors Bank & Trust Company                                 78.64%
Cust FBO Various Retirement Plans A/C # Divinvst
4 Manhattanville Rd.
Purchase NY 10577-2139

Nationwide Trust Company FBO                                   21.36%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029


PBHG LARGE CAP GROWTH FUND CLASS A


Liberty Ridge Capital, Inc.                                    99.82%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP GROWTH FUND CLASS C


Liberty Ridge Capital, Inc.                                    80.63%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Raymond James & Associates Inc                                  8.24%
FBO Chase Sep BIN# 57255063
880 Carillon Parkway
St. Petersburg FL 33716-1100


LPL Financial Services                                          5.75%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services                                          5.22%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

PBHG SELECT GROWTH FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      22.68%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    18.84%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG SELECT GROWTH FUND ADVISOR CLASS                           N/A

PBHG SELECT GROWTH FUND CLASS A

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG SELECT GROWTH FUND CLASS C

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND PBHG CLASS



National Financial Services                                    22.22%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                      17.24%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122


PBHG TECHNOLOGY & COMMUNICATIONS FUND ADVISOR CLASS


Transamerica Life Insurance & Annuity Company                  97.47%
TI Tech & Comm.
PO Box 30368
Los Angeles CA 90030-0368


PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS A

Liberty Ridge Capital, Inc.                                    99.96%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS C

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


PBHG LARGE CAP GROWTH CONCENTRATED FUND PBHG CLASS

Charles Schwab & Co. Inc.                                      21.43%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    14.65%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH CONCENTRATED FUND ADVISOR CLASS

Liberty Ridge Capital, Inc.                                    52.40%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

First Clearing Corp Cust                                       18.85%
C/O  Delaware Char Guar & TR CO
FBO Diane Slocumb 403 (B)(7)
105 Lyman Street
Shelby NC 28152-9590

Nationwide Trust Co. FBO                                       17.00%
C/O IPO Portfolio Accounting
P.O. Box 182029 Columbus OH 45218-2029

National Financial Services                                     9.97%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

PBHG LARGE CAP GROWTH CONCENTRATED CLASS A


Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


PBHG LARGE CAP GROWTH CONCENTRATED CLASS C


Liberty Ridge Capital, Inc.                                    84.23%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

First Clearing LLC                                             15.77%
Robert H Pritchard IRA
FCC as Custodian 927
Sparks Road Sparks, MD 21152-9322


PBHG STRATEGIC SMALL COMPANY FUND PBHG CLASS


National Financial Services                                    17.02%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                      13.74%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

Putnam Fidiciary Trust Company Cust                             6.17%
FBO Copperweld Savings Plan Investors Way
Attn DC PL Admin Team MSN6G523168
Norwood, MA 02062

PBHG STRATEGIC SMALL COMPANY FUND ADVISOR CLASS

Guardian Group Pension Cust                                    97.81%
FBO Guardian Ins & Annuity Co Inc
1560 Valley Center Pkwy Ste 100
Bethlehem PA 18017-2289


PBHG STRATEGIC SMALL COMPANY FUND CLASS A

Liberty Ridge Capital, Inc.                                    99.83%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG STRATEGIC SMALL COMPANY FUND CLASS C

Liberty Ridge Capital, Inc.                                    99.82%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      39.67%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    20.11%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

American United Life Insurance Company                          8.08%
GRP Retirement Annuity Separate Account II
One American Square
PO Box 1995
Indianapolis, IN 46206-9102


PBHG LARGE CAP FUND ADVISOR CLASS


Guardian Group Pension Cust                                    51.81%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste. 100
Bethlehem PA 18017-2289

Nationwide Trust Company FBO                                   35.41%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029

National Financial Services                                    12.78%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG LARGE CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG LARGE CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG MID-CAP FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      27.68%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    19.61%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Pershing LLC                                                    7.69%
PO Box 2052
Jersey City, NJ 07307-2052


PBHG MID-CAP FUND ADVISOR CLASS


Investors Bank & Trust Company Cust                            49.30%
FBO Various Retirement Plans A/C Divinvst
4 Manhattanville Road
Purchase NY 10577-2139

Guardian Group Pension Cust                                    36.65%
FBO Guardian Ins & Annuity Co Inc.
1560 Valley Center Pkwy Ste 100
Bethlehem PA 18017-2289

Nationwide Trust Company FBO                                   13.38%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029

PBHG MID-CAP FUND CLASS A


Liberty Ridge Capital, Inc.                                    27.70%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Pershing LLC                                                   19.10%
PO Box 2052
Jersey City, NJ 07303-2052

LPL Financial Services                                         10.99%
9785 Towne Center Drive
San Diego, CA 92121-1968

First Clearing LLC                                              10.52%
Cathal F. McGloin
Leonie M. McGloin Jt. Ten
19 Bird Hill Road
Lexington, MA 02421-6104

Scott & Stringfellow Inc                                        7.42%
A/C 2965-3141
909 East Main Street
Richmond VA 23219-3002


PBHG MID-CAP FUND CLASS C


Liberty Ridge Capital, Inc.                                    63.72%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Legg Mason Wood Walker Inc.                                     6.52%
395-02077-16
PO Box 1476
Baltimore MD 21203-1476

First Clearing LLC                                              5.57%
Michael J Hill & Cynthia W Hill JT/WROS
2594 Watering Place
Morganton NC 28655-4465

Raymond James & Associates Inc                                  5.45%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg FL 33716-1100


PBHG SMALL CAP FUND PBHG CLASS


National Financial Services                                    29.44%
For the Exclusive Benefit of Our Customer Comdisco
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                      24.81%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122


PBHG SMALL CAP FUND ADVISOR CLASS


First Clearing Corporation                                     63.15%
Gustave A. Krause R/O IRA Wachovia Bank NA C/F
10700 Stroup Road
Roswell GA 30075-2214

Pershing LLC                                                   14.27%
P.O. Box 2052
Jersey City, NJ 07303-2052

Legg Mason Wood Walker Inc.                                    11.41%
P.O. Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                                    11.16%
P.O. Box 1476
Baltimore, MD 21202

PBHG SMALL CAP FUND CLASS A

Liberty Ridge Capital, Inc.                                    84.71%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Raymond James & Assoc, Inc.                                    15.29%
FBO Bernier Sep BIN#70648864
880 Carillon Parkway
St. Petersburg, FL 33716-1100

PBHG SMALL CAP FUND CLASS C

Liberty Ridge Capital, Inc.                                    91.80%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Raymond James & Associates Inc                                  8.20%
FBO Chase SEP BIN# 57255063
880 Carillon Parkway
St. Petersburg FL 33716-1100

PBHG FOCUSED FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      25.56%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    13.72%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003


PBHG FOCUSED FUND ADVISOR CLASS                                 N/A

PBHG FOCUSED FUND CLASS A

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

PBHG FOCUSED FUND CLASS C

Liberty Ridge Capital, Inc.                                   100.00%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

TS&W SMALL CAP VALUE FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      27.16%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    13.82%
Comdisco 777 Central Blvd #NJC#5
Carlstadt, NJ 07072-3010



TS&W SMALL CAP VALUE FUND ADVISOR CLASS N/A

TS&W SMALL CAP VALUE FUND CLASS A


Pershing, LLC                                                  29.57%
PO Box 2052
Jersey City, NJ 07303-2052

Liberty Ridge Capital, Inc.                                    20.27%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Wexford Securities LLC                                         12.90%
FBO Calvin Ingram
10605 Deerfield Rd
Cincinnati, OH 45242-4212


TS&W SMALL CAP VALUE FUND CLASS C


Pershing LLC                                                   60.70%
PO Box 2052
Jersey City NJ 07303-2052

Liberty Ridge Capital, Inc.                                    15.83%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


CLIPPER FOCUS FUND PBHG CLASS


Charles Schwab & Co. Inc.                                      34.13%
Reinvest Account Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                    21.42%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

CLIPPER FOCUS FUND ADVISOR CLASS


Nationwide Trust Company FSB                                   60.13%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Raymond James & Associates                                     12.26%
FBO King Donald BIN# 50393509
880 Carillon Parkway
St. Petersburg, FL 33716-1100


CLIPPER FOCUS FUND CLASS A


Merrill Lynch                                                   9.39%
4800 Deer Lake Dr. E Fl 2
Jacksonville, FL 32246-6486


CLIPPER FOCUS FUND CLASS C


Pershing LLC                                                    6.21%
PO Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc., Inc.                                    5.39%
FBO Raffu Anthony J.
880 Carillon Parkway
St. Petersburg, FL 33716-1100


DWIGHT INTERMEDIATE FIXED INCOME FUND PBHG CLASS


Old Mutual US Holdings Inc.                                    76.98%
Attn K Armata
200 Clarendon St 53rd Floor
Boston, MA 02116-5021


DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS A

Old Mutual US Holdings, Inc.                                   99.66%
Attn K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS C


Old Mutual US Holdings, Inc.                                   79.88%
Attn K Armata
200 Clarendon Street, 53rd Floor
Boston, MA 02116-5021

Legg Mason Wood Walker Inc.                                    12.03%
395-07729-17
PO Box 1476
Baltimore, MD 21202

Legg Mason Wood Walker Inc.                                     7.77%
395-07730-14
PO Box 1476
Baltimore, MD 21202


PBHG CASH RESERVES FUND PBHG CLASS                              N/A


DWIGHT SHORT TERM FIXED INCOME FUND PBHG CLASS


National Financial Services                                    68.25%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                      17.34%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

Pershing LLC                                                    6.86%
PO Box 2052
Jersey City, NJ 07303-2052



DWIGHT SHORT TERM FIXED INCOME FUND ADVISOR CLASS


Pershing LLC                                                   25.11%
PO Box 2052
Jersey City, NJ 07303-2052

National Financial Services                                    27.15%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Ameritrade, Inc.                                               17.25%
PO Box 2226
Omaha, NE 68103-2226

DWIGHT SHORT TERM FIXED INCOME FUND CLASS A

Liberty Ridge Capital, Inc.                                    99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


DWIGHT SHORT TERM FIXED INCOME FUND CLASS C


Liberty Ridge Capital, Inc.                                    99.81%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


HEITMAN REIT FUND PBHG CLASS


United Nations Joint Staff Pension Plan                        25.00%
C/O Henry L Ouma Chief
Investment Management Service
United Nations Room S-0702
New York NY 10017

National Financial Services                                    21.41%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                       9.03%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

T. Rowe Price Trust Co Cust                                     6.96%
U/A 03/01/2000 FBO Retirement Plans
PO Box 17215
Baltimore, MD 21297-1215

HEITMAN REIT FUND ADVISOR CLASS


Charles Schwab & Co. Inc.                                      36.41%
Special Custody Acct FBO Cust Reinv
Attn Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122

Pershing LLC                                                   19.73%
Attn Mutual Funds
PO Box 2052
Jersey City NJ 07303-2052


HEITMAN REIT FUND CLASS A


Liberty Ridge Capital, Inc.                                    99.79%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525


HEITMAN REIT FUND CLASS C


Legg Mason Wood Walker Inc                                     41.18%
395-75313-16
PO Box 1476
Baltimore, MD 21202

Liberty Ridge Capital, Inc.                                    28.68%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

LPL Financial Services                                          9.94%
A/C 1173-1958
9785 Towne Center Drive
San Diego, CA 92121-1968

LPL Financial Services                                          8.25%
A/C 1235-2590
9785 Towne Center Drive
San Diego, CA 92121-1968

ANALYTIC DISCIPLINED EQUITY FUND PBHG CLASS


Mitra & Co.                                                    32.59%
C/O Marshall & Ilsley TR CO
1000 N. Water Street Milwaukee, WI 53202-6648

Charles Schwab & Co. Inc.                                      22.40%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services                                     6.51%
For the Exclusive Benefit of Our Customer
200 Liberty St. One World Financial Center
Attn Mutual Funds Dept 5th Floor
New York, NY 10281-1003

Analytic TSA Global Asset Mgt., Inc.                            5.15%
Inv. Mgr. for Prison Law Office
500 S. Grand Ave. Fl. 23
Los Angeles, CA 90071-2609


ANALYTIC DISCIPLINED EQUITY FUND ADVISOR CLASS                  N/A

ANALYTIC DISCIPLINED EQUITY FUND CLASS A


Morgan Keegan & Company Inc.                                   32.54%
FBO Stephen R Moorhead & Rhonda A. Moorhead
Tenants by ENT Preferred Funds
942 Caterpillar Lane
Cantonment, FL 32532-4800

Liberty Ridge Capital, Inc.                                    26.43%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Morgan Keegan & Company Inc.                                   13.83%
FBO Dustin Matthew Levin Irrevocable
U/T/A April 7, 2004; Allen R Levin
MOR Partners
1525 White Caps Lane
Pensacola FL 32507-5000

Morgan Keegan & Company Inc.                                   11.45%
FBO 440064431
50 North Front St.
Memphis, TN 38103-2126

Morgan Keegan & Company Inc.                                   11.25%
FBO 730546781
50 North Front St.
Memphis, TN 38103-2126


ANALYTIC DISCIPLINED EQUITY FUND CLASS C

Liberty Ridge Capital, Inc.                                    68.76%
Attn: Terri Simonetti
1400 Liberty Ridge Drive
Wayne PA 19087-5525

Morgan Keegan & Company Inc. FBO                               13.75%
014807481
50 North Front Street
Memphis, TN 38103-2126

First Clearing LLC                                             11.94%
Versie A Carswell & Kay C Barker JT/WROS
103 Conley St
Morgantown, NC 28655-4514

Morgan Keegan & Company Inc.                                    5.42%
FBO Morgan Keegan Co Inc. C/F
Nancy Windham - RLVR
PO Box 863
Frisco, TX 75034-0015




The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the PBHG Funds as of December 31, 2004.

                                   THE ADVISER


The Trust and Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Liberty Ridge Capital is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 466, United Kingdom.


Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. Old Mutual Investment Partners, the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Distributor" for more detail on PBHG Fund Distributors). Old Mutual Investment Partners also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over $7.0 billion in assets as of June 30, 2004. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the Class A and Class C shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Distribution Plans and Service Plan with respect to Class A and Class C, sales charges, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

------------------------------- ------------------------ --------------------- --------------------- --------------------
FUND                            MANAGEMENT FEE           PBHG EXPENSE          ADVISOR CLASS AND     CLASS C EXPENSE
                                                         LIMITATION            CLASS A EXPENSE       LIMITATION
                                                                               LIMITATION
------------------------------- ------------------------ --------------------- --------------------- --------------------
GROWTH FUND                     0.85%                    N/A                   N/A                   N/A
------------------------------- ------------------------ --------------------- --------------------- --------------------
EMERGING GROWTH FUND            0.85%                    N/A                   N/A                   N/A
------------------------------- ------------------------ --------------------- --------------------- --------------------
LARGE CAP GROWTH FUND           0.75%                    N/A                   N/A                   N/A
------------------------------- ------------------------ --------------------- --------------------- --------------------

------------------------------- ------------------------ --------------------- --------------------- --------------------
FUND                            MANAGEMENT FEE           PBHG EXPENSE          ADVISOR CLASS AND     CLASS C EXPENSE
                                                         LIMITATION            CLASS A EXPENSE       LIMITATION
                                                                               LIMITATION
------------------------------- ------------------------ --------------------- --------------------- --------------------
SELECT EQUITY FUND              0.85%                    N/A                   N/A                   N/A
------------------------------- ------------------------ --------------------- --------------------- --------------------
LARGE CAP GROWTH
CONCENTRATED FUND               0.85%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
LARGE CAP FUND                  0.65%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
MID-CAP FUND                    0.85%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
SMALL CAP FUND                  1.00%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
FOCUSED FUND                    0.65%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
CASH RESERVES FUND              0.30%                    N/A                   N/A                   N/A
------------------------------- ------------------------ --------------------- --------------------- --------------------
TECHNOLOGY & COMMUNICATIONS     0.85%                    N/A                   N/A                   N/A
FUND
------------------------------- ------------------------ --------------------- --------------------- --------------------
STRATEGIC SMALL COMPANY FUND    0.85%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
CLIPPER FOCUS FUND              1.00%                    1.40%(1)              1.65%                 2.40%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
ANALYTIC DISCIPLINED EQUITY     0.70%                    1.50%(1)              1.75%                 2.50%(1)
FUND
------------------------------- ------------------------ --------------------- --------------------- --------------------
DWIGHT SHORT TERM FIXED         0.40%                    0.75%(2)              1.00%                 1.50%(2)
INCOME FUND (formerly known
as the PBHG IRA CAPITAL
PRESERVATION FUND)
------------------------------- ------------------------ --------------------- --------------------- --------------------
HEITMAN REIT FUND               0.85%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
TS&W SMALL CAP VALUE FUND       1.00%                    1.50%(1)              1.75%                 2.50%(1)
------------------------------- ------------------------ --------------------- --------------------- --------------------
DWIGHT INTERMEDIATE FIXED       0.40%                    0.85%(1)              1.10%                 1.85%(1)
INCOME
------------------------------- ------------------------ --------------------- --------------------- --------------------


The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

(1) Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the expense limitations set forth above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million;
         (ii) the Fund's total annual expense ratio is less than the expense limitation set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses) and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

(2) In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than the expense limitations set forth above, the Funds' Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.


(3) Liberty Ridge Capital has agreed to not seek reimbursement for fees waived prior to October 19, 2004, when the Dwight Short Term Fixed Income Fund operated under a different investment goal.


For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid or waived the following advisory fees:


-------------------------- ---------------------------------------------------------- ----------------------------------------------
FUND                       FEES PAID                                                  FEES WAIVED
-------------------------- ---------------------------------------------------------- ----------------------------------------------
                           2002                 2003               2004               2002              2003             2004
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Growth                $21,977,721          $12,247,036        $11,039,037        $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Emerging Growth       $4,416,381           $2,146,646         $3,162,988         $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Large Cap Growth      $2,316,306           $1,479,836         $1,455,512         $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Select Growth         $4,758,954           $2,382,786         $2,163,529         $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Large Cap             $3,631,375           $2,042,070         $1,948,483         $0                $0               $0
 Growth Concentrated
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Large Cap
Growth                     $3,519,118           $2,373,165         $1,859,304         $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Mid-Cap               $3,210,006           $2,964,087         $3,568,814         $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Small Cap             $2,775,938           $1,649,156         $1,161,593         $0                $138,508         $55,608
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Focused               $505,378             $244,263           $230,186           $0                $0               $9,980
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Cash Reserves         $1,321,853           $314,000           $219,320           $0                $0               $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------

-------------------------- ---------------------------------------------------------- ----------------------------------------------
FUND                       FEES PAID                                                  FEES WAIVED
-------------------------- ---------------------------------------------------------- ----------------------------------------------
                           2002                 2003               2004               2002              2003             2004
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Technology &          $6,635,312           $2,787,894         $2,928,426         $0                $0               $0
Communications
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
PBHG Strategic Small       $938,904             $674,070           $804,981           $0                $43,417          $76,813
Company
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
Clipper Focus              $2,884,503(1)        $6,350,864         $9,706,448         $106,771(1)       $410,615         $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
Analytic Disciplined       $165,334(3)          $471,026           $457,797           $82,395(3)        $78,078          $0
Equity
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
Dwight Short Term Fixed    $578,408(2)          $5,324,729         $8,162,071         $319,757(2)       $2,989,294       $3,882,707
Income Fund (formerly
known as the PBHG IRA
Capital Preservation
Fund)
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
Heitman REIT               $179,373(3)          $795,171           $948,950           $24,764(3)        $51,486          $0
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
TS&W Small Cap Value       *                    *                  $146,576           *                 *                $33,491
Fund
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------
Dwight Intermediate        *                    *                  $15,357            *                 *                $57,863
Fixed Income Fund
-------------------------- -------------------- ------------------ ------------------ ----------------- ---------------- -----------


 * Not in operation during the period.
(1) For the period April 30, 2001 through March 31, 2002.
(2) For the period October 31, 2001 through March 31, 2002.
(3) For the period December 31, 2001 through March 31, 2002.

                                THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.


PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.


A team of investment professionals is primarily responsible for the day-to-day management of the Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years and since each member joined PFR.


------------------------------------------ ------------------------------------------------------------------------------
             NAME AND TITLE                                                 EXPERIENCE
------------------------------------------ ------------------------------------------------------------------------------
James Gipson, President,                   o Founded PFR in 1980
Portfolio Manager                          o Previous experience as a Consultant for McKinsey & Co.
                                           o Also served as a Portfolio Manager at Source Capital and
                                           Batterymarch Financial
                                           o Author of WINNING THE INVESTMENT GAME: A GUIDE FOR ALL SEASONS
                                           o Served as an officer in the U.S. Navy
                                           o BA and MA degrees in Economics with honors from the
                                           University of California, Los Angeles
                                           o MBA degree with honors from Harvard Business School
------------------------------------------ ------------------------------------------------------------------------------


------------------------------------------ ------------------------------------------------------------------------------
             NAME AND TITLE                                                 EXPERIENCE
------------------------------------------ ------------------------------------------------------------------------------
Douglas Grey, Vice President,              o Joined PFR as an Analyst in 1986
Portfolio Manager                          o Served as a design analysis engineer for General Motors
                                           o BE, cum laude, in Mechanical/Materials Engineering and
                                           Economics from Vanderbilt University
                                           o MBA from University of Chicago
------------------------------------------ ------------------------------------------------------------------------------
Peter Quinn, Vice President, Portfolio     o Joined PFR in 1987 as a Research Associate
Manager                                    o BS degree in Finance from Boston College
                                           o MBA from the Peter F. Drucker School of Management at
                                           the Claremont Graduate School
------------------------------------------ ------------------------------------------------------------------------------
Michael Sandler, Vice                      o Joined PFR as an Analyst in 1984
President, Portfolio Manager               o Served with International Harvester as a Manager
                                           of Asset Redeployment
                                           o Also served with Enterprise Systems, Inc. as a
                                           Vice President of Business Development
                                           o BA with distinction, MBA and JD degrees from the
                                           University of Iowa
------------------------------------------ ------------------------------------------------------------------------------
Nugroho Soeharto, Vice                     o Joined PFR in 1987 as an Analyst
President, Portfolio Manager               o Served with Bank of Boston
                                           o BS in Chemistry from Bates College
                                           o MBA degree from Babson College
------------------------------------------ ------------------------------------------------------------------------------
Kelly Sueoka, Vice                         o Joined PFR in 1995 as an Analyst
President, Portfolio Manager               o Served as a flight test engineer at McDonnell Douglas
                                           o BS with honors in Aerospace
                                           Engineering from the University of Michigan
                                           o MBA degree from University of Chicago
------------------------------------------ ------------------------------------------------------------------------------
Bruce Veaco, Vice President,               o Joined PFR in 1986 as an Analyst
Portfolio Manager                          o Served as a CPA in the Los Angeles office of Price
                                           Waterhouse where he was an Audit Manager
                                           o BA with honors in Economics from the
                                           University of California, Los Angeles
                                           o MBA degree from Harvard Business School
------------------------------------------ ------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the Analytic Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the relative exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Analytic Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.


Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Analytic Disciplined Equity Fund and a brief biographical description of each member.

MANAGER                                              EXPERIENCE

Harindra de Silva          EMPLOYMENT
                           4/98 to present           Analytic Investors, Inc., President
                           1/99 to present           Analytic US Market Neutral Offshore, Ltd., Director
                           11/01 to present          Analytic US Market Neutral Offshore Master, Ltd.,
                                                     Director
                           5/02 to present           Analytic US Market Neutral Offshore II, Ltd.,
                                                     Director
                           3/02 to present           Analytic US Market Neutral Offshore Master II, Ltd.,
                                                     Director
                           4/98 to 1/01              Analytic/TSA Investors, Inc., President
                           10/96 to 4/98             Analytic Investors, Inc., Managing Director
                           5/95 to 10/96             Analytic Investors, Inc., Director of Research
                           10/97 to 4/98             Analytic/TSA Investors, Inc., Managing Director
                           1/99 to present           Analytic US Market Neutral, Ltd., Director
                           4/97 to 4/98              Analytic Optioned Equity Fund, President
                           4/86 to 3/98              Analysis Group (Economic Management Consultant),
                                                     Principal
                           5/93 to 3/98              AG Risk Management (Investment Management
                                                     Consultant), President Analytic Series Fund, President
                           EDUCATION                 Ph.D. in Finance from the
                                                     University of California,
                                                     Irvine MBA in Finance and
                                                     an MS in Economic
                                                     Forecasting from the
                                                     University of Rochester BS
                                                     in Mechanical Engineering
                                                     from the University of
                                                     Manchester Institute of
                                                     Science and Technology
                           OTHER                     Chartered Financial Analyst
                                                     Member of Association for Investment Management
                                                     and Research
                                                     Member of the American Finance Association
                                                     Member of the International Association of Financial
                                                     Analysts

 Dennis M. Bein            EMPLOYMENT
                           10/2004 to present        Analytic Investors, Inc. Chief Investment Officer
                           8/95 to present           Analytic Investors, Inc., Portfolio Manager
                           8/95 to 1/01              Analytic/TSA Investors, Inc., Portfolio Manager 1990 to 1998
                                                     Analysis Group, Inc. (Economic Management
                                                     Consultant), Senior Associate
                           EDUCATION                 MBA from the Anderson Graduate School of
                                                     Management at the University of California, Riverside
                                                     Undergraduate studies in Business Administration
                                                     from the Anderson Graduate School of Management
                                                     at the University of California, Riverside
                           OTHER                     Chartered Financial Analyst
                                                     Member of Association for Investment Management
                                                     and Research
                                                     Member of the Institute of Chartered Financial
                                                     Analysts
                                                     Member of the Los Angeles Society of Financial
                                                     Analysts


 Greg McMurran             EMPLOYMENT
                           1/98 to present           Analytic Investors, Inc., Chief Investment Officer
                           2/96 to 1/98              Analytic Investors, Inc., Director and Portfolio
                                                     Manager
                           10/97 to 1/01             Analytic/TSA Investors, Inc., Chief Investment
                                                     Officer
                           10/76 to 2/96             Analytic Investment Management, Senior Vice
                                                     President and Senior Portfolio Manager
                           EDUCATION                 MA in Economics at California State University,
                                                     Fullerton
                                                     BS in Economics from the University of California,
                                                     Irvine

 Steven Sapra              EMPLOYMENT
                           9/99 to present           Analytic Investors, Inc., Portfolio Manager
                           9/99 to 1/01              Analytic/TSA Investors, Inc. Portfolio Manager
                           7/97 to 8/99              BARRA, Inc., Consultant
                           EDUCATION                 MA in Economics, University of Southern California
                                                     BS in Economics, California State Polytechnic
                                                     University Pomona

DWIGHT ASSET MANAGEMENT COMPANY


The Trust, on behalf of the Dwight Short Term Fixed Income and the Dwight Intermediate Fixed Income Funds and the Adviser have entered into sub-advisory agreements (the "Sub-Advisory Agreements") with Dwight. On October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund approved changes to the

Fund's investment goal and strategies and the Fund changed its name to the Dwight Short Term Fixed Income Fund. The Sub-Advisory Agreements provide certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreements obligate Dwight to: (i) manage the investment operations of the Funds and the composition of the Funds' investment portfolios, including the purchase, retention and disposition thereof in accordance with the Funds' investment objectives, policies and limitations; (ii) provide supervision of the Funds' investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreements or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreements may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreements will also terminate automatically in the event of their assignment (as defined in the 1940 Act).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Short Term Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Intermediate Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.



Teams of investment professionals are primarily responsible for the day-to-day management of the Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund. Listed below are the investment professionals of the sub-adviser that comprise the teams and a description of their business experience during the past five years.

                       DWIGHT SHORT TERM FIXED INCOME FUND


 NAME AND TITLE                             EXPERIENCE

David T. Kilborn, Head of                   Mr. Kilborn has eleven years of investment experience, with Fixed
Income                                      six years of stable value investment experience since joining the adviser in 1995. Prior to that time, he was a Fixed Income
                                            Securities Trader at Nations Banc Capital Markets, Charlotte,
                                            North Carolina. He received his B.S. from Trinity College.
                                            Mr. Kilborn is a Chartered Financial Analyst.

Derrick M. Wulf,                            Mr. Wulf has six years of financial services experience.
Senior Vice President                       Prior to joining Dwight in 1998, he was involved in
                                            institutional fixed income sales at First Union Capital.


                     DWIGHT INTERMEDIATE FIXED INCOME FUND


David T. Kilborn,                           See biography above.
Head of Fixed Income

Robert P. Clancy                            Mr. Clancy has twenty-two years of investment experience.
Senior Vice President                       Prior to joining Dwight, he was a Vice-President at Stardish Ayer
                                            & Wood and Senior Vice Portfolio Manager at Dewey Square
                                            Investors. He received his B.S. from Brown University.


HEITMAN REAL ESTATE SECURITIES LLC

The Trust, on behalf of the Heitman REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Notwithstanding the foregoing, nothing contained in the Sub-Advisory Agreement shall constitute a waiver by the Trust or the Heitman REIT Fund of any of their respective legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is managing director of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Randall E. Newsome is executive vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1993, Mr. Newsome worked with The Stratus Corporation where he was responsible for the establishment of the property management operation, lease negotiations, redevelopment and construction management and acquisition writing.

Larry S. Antonatos is senior vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.


THOMPSON, SIEGEL & WALMSLEY, INC.

The Trust, on behalf of the TS&W Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly. Until December 31, 2003, TS&W received a fee of the annual rate of 1.00% of the Portfolio's Legacy Assets and a fee of 0.50% on Non-Legacy Assets, net of fee waivers, expense reimbursements and alliance payments. As of January 1, 2004 and thereafter, TS&W receives a fee which is computed daily and paid monthly of 0.50% of the Portfolio's average net assets, net of any fee waivers, expense reimbursements and alliance payments.


APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

In approving the Advisory Agreement and Sub-Advisory Agreement for the TS&W Small Cap Value Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the TS&W Small Cap Value Fund LLC (the "TS&W Fund") into the TS&W Small Cap Value Fund and the proposal to engage the current adviser for the TS&W Fund as sub-adviser for the TS&W Small Cap Value Fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things:



 o the qualifications of the professional staff, resources and investment process of Liberty Ridge Capital and TS&W (collectively, the "Advisers");


 o the terms of the investment advisory agreement,

 o the terms of the investment sub-advisory agreement, including the difference in rates charged on assets transferred into the TS&W Small Cap Value Fund as a result of the reorganization;

 o the scope and quality of the services that the sub-adviser has been providing to the TS&W Fund, including the historical performance of the TS&W Fund and the investment track record of the current portfolio manager of the TS&W Fund,

 o the investment performance of comparable funds managed by other advisors over various periods,


 o the advisory rates payable by the TS&W Small Cap Value Fund and Liberty Ridge Capital and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers,


 o potential fall-out benefits to the Advisers, including increased fees to affiliates of the Adviser that provide services to the TS&W Small Cap Value Fund and the potential for significant growth in assets under management for the sub-adviser and a corresponding increase in financial resources;

 o the TS&W Small Cap Value Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers;

 o and the profitability and financial condition of the Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality.

In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


In approving the investment advisory agreement for the Funds and the sub-advisory agreements for Cash Reserves, Dwight Short Term Fixed Income, Analytic Disciplined Equity, Heitman REIT and the Dwight Intermediate Fixed Income Funds, the Board of Trustees considered various matters, including the qualifications of Liberty Ridge Capital and the Sub-Advisers. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Fund's investment advisory and sub-advisory agreements from year-to-year. This information included, among other things, the following:

 o the qualifications of the professional staff, resources and investment process of Liberty Ridge Capital and the Sub-Advisers,

 o the terms of the investment advisory and sub-advisory agreement, the scope and quality of the services that Liberty Ridge Capital and the Sub-Advisers,


 o the investment performance of each Fund and of comparable funds managed by other advisers over various periods,


 o the advisory rates payable by other funds and client accounts managed by Liberty Ridge Capital and the Sub-Advisers and by comparable funds managed by other advisers,

 o potential fall-out benefits to Liberty Ridge Capital and the Sub-Advisers,


 o each Fund's total expense ratio and expense limitation agreement (where applicable) and the total expense ratio of comparable funds managed by other advisers;


 o and the profitability and financial condition of Liberty Ridge Capital and the Sub-Advisers.


The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality. For the Dwight Short Term Fixed Income Fund, the Trustee's considered each of these factors in connection with the Fund's previous investment goal and strategy.

During their deliberation, the Trustees received and considered a report from an independent consultant hired on behalf of the Board to analyze the performance of each Fund, which report positively portrayed Liberty Ridge Capital's investment team and investment performance of the Funds, The Trustees questioned Liberty Ridge about fee waivers, its profitability and the profitability of certain affiliates, and Liberty Ridge Capital's overall financial condition. With respect to the different advisory fees charged by Liberty Ridge Capital to manage separate accounts versus PBHG Funds, the Trustees considered the increased services and related costs that Liberty Ridge Capital and its affiliates provide to PBHG Funds versus the more limited services provided to manage separate accounts.

The Trustees also considered, with respect to the advisory agreement, the actions taken by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") in response to the regulatory inquiries by federal and state regulators into Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In this connection, the Trustees considered the prompt removal of Messrs. Pilgrim and Baxter as principals of Pilgrim Baxter, the remedial actions implemented in response to the allegations by the regulators, and a package of additional corporate governance and compliance enhancements proposed by Pilgrim Baxter in connection with the renewal of the advisory agreement. Such corporate governance and compliance enhancements included, among others, agreement by Pilgrim Baxter that for a period of three years it would not to recommend adding a person to PBHG Funds' board who would an "interested person" supporting the board in continuing to retain independent counsel for the independent trustees; providing annual reports to the board regarding audit or compliance systems and procedures with respect to documentation of compliance systems and a Statement on Auditing Standards No. 70 ("SAS 70") type review from an organization that is independent from Pilgrim Baxter and its affiliates; and designating a fund officer as an independent compliance officer to report to the board on all compliance matters involved with fund operations.

The independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above and Pilgrim Baxter's responses to the questions raised at the meeting, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



                                 THE DISTRIBUTOR

Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A of Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A or Class C shares, as set forth in the then current prospectus or this statement of additional information with respect to the Class A and Class C shares and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, no Fund is paying fees pursuant to the Class A Distribution Plan.

Pursuant to the Service Plan for Class A and Class C, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

For the fiscal year ended March 31, 2004, the following amounts were paid to Service Providers pursuant to the Service Plan for the A & C Class shares and Distribution Plan for Class C shares of each of those Funds:



FUND                                SERVICE FEES                       DISTRIBUTION FEES
                                    CLASS A          CLASS C                    CLASS C
PBHG Growth                         $68              $68                        $204
PBHG Emerging Growth                $69              $69                        $205
PBHG Large Cap Growth               $102             $90                        $270
PBHG Select Growth                  $68              $68                        $204
PBHG Large Cap Growth Concentrated  $70              $70                        $209
PBHG Large Cap                      $67              $67                        $201
PBHG Mid-Cap                        $179             $121                       $363
PBHG Small Cap                      $72              $72                        $215
PBHG Focused                        $70              $70                        $210
PBHG Technology
& Communications                    $70              $70                        $209
PBHG Strategic Small
Company                             $101             $94                        $281
Clipper Focus                       $1,451           $1,979                     $5,937
Analytic Disciplined Equity         $119             $97                        $290
Dwight Short Term Fixed Income
(formerly known as the PBHG
IRA Capital Preservation
Fund                                $84              $84                        $168
Heitman REIT                        $69              $98                         $295
TS&W Small Cap
Value Fund                          $213             $206                       $617
Dwight Intermediate Fixed
Income Fund                         $87              $102                       $306




Of the service fees the Distributor received, it retained:


FUND                                SERVICE FEES                       DISTRIBUTION FEES
                                    CLASS A          CLASS C                    CLASS C
PBHG Growth                         $68              $68                        $204
PBHG Emerging Growth                $69              $69                        $205
PBHG Large Cap Growth               $90              $69                        $270
PBHG Select Growth                  $68              $68                        $204
PBHG Large Cap Growth Concentrated  $70              $70                        $209

PBHG Large Cap                      $67              $67                        $201
PBHG Mid-Cap                        $95              $121                       $363
PBHG Small Cap                      $72              $72                        $215
PBHG Focused                        $70              $70                        $210
PBHG Technology &
Communications                      $70              $70                        $209
PBHG Strategic Small
Company                             $94              $94                        $281
Clipper Focus                       $30              $1,979                     $5,937
Analytic Disciplined Equity         $92              $97                        $290
Dwight Short Term Fixed Income
(formerly known as the PBHG
IRA Capital Preservation Fund)      $84              $84                        $168
Heitman REIT                        $69              $98                        $295
TS&W Small Cap
Value Fund                          $194             $206                       $617
Dwight Intermediate Fixed
Income Fund                         $87              $102                       $306


From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.


For the calendar year ended December 31, 2004, the Distributor and companies under common control with the Distributor did not pay any fees to intermediaries in connection with administrative, record keeping support and/or marketing support services provided to the Trust's Class A and Class C shares.
For the calendar year ended December 31, 2004, the Trust made no payments to intermediaries in connection with record keeping and support (i.e. sub-transfer agency and other administrative) services provided to the Trust's Class A and Class C Shares.


THE ADMINISTRATOR AND SUB-ADMINISTRATOR


The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affiliate of the Adviser and a wholly owned subsidiary of the Adviser's parent, Old Mutual
(US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Administrator was named PBHG Fund Services, effective October 1, 2004, under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.1227% of the average daily net assets of each Fund. Prior to October 1, 2004, the Administrator was entitled to be paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.


The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, which was amended on May 28, 2004, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments

Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. After this initial term, the Agreement will renew for two year terms unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.


For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid the following administration fees:


-------------------------- ---------------------------------------------------- ----------------------------------------------
FUND                       FEES PAID                                            FEES WAIVED
-------------------------- ---------------------------------------------------- ----------------------------------------------
                           2002              2003              2004             2002             2003           2004
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Growth                $3,878,421        $2,161,242        $1,948,065       $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Emerging Growth       $779,361          $378,820          $558,174         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Large Cap Growth      $463,261          $295,967          $291,102         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Select Growth         $839,815          $420,492          $381,799         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Large Cap
Growth Concentrated        $640,831          $360,365          $343,850         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Large Cap             $812,104          $547,653          $429,070         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Mid-Cap               $566,472          $523,074          $629,791         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Small Cap             $416,391          $247,373          $174,239         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Focused               $89,184           $43,105           $40,621          $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Cash Reserves         $660,927          $157,000          $109,660         $0               $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Technology &          $1,170,940        $491,981          $516,781         $0               $0             $0
Communications
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------

-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
PBHG Strategic Small       $137,694          $101,111          $120,747         $0               $0             $0
Company
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
Clipper Focus              $336,245(1)       $952,630          $1,455,967       $0(1)            $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
Analytic Disciplined       $35,462(3)        $100,934          $98,099          $0(3)            $0             $0
Equity
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
Dwight Short Term Fixed    $145,980(2)       $1,331,182        $2,040,518       $0(2)            $0             $0
Income (formerly known
as the PBHG IRA Capital
Preservation Fund)
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
Heitman REIT               $31,654(3)        $140,324          $167,462         $24,764(3)       $0             $0
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
TS&W Small Cap Value       *                 *                 $21,986          *                *              *
Fund
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------
Dwight Intermediate        *                 *                 $5,759           *                *              *
Fixed Income Fund
-------------------------- ----------------- ----------------- ---------------- ---------------- -------------- --------------


* Not in operation during the period.
(1) For the period April 30, 2001 through March 31, 2002.
(2) For the period October 31, 2001 through March 31, 2002.
(3) For the period December 31, 2001 through March 31, 2002.


                             OTHER SERVICE PROVIDERS


THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder

Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect, wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's transfer agent or shareholder servicing agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specified asset based-charge per year on the Trust assets subject to such Third-Party Services. From time to time, the Trust may also pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC). See the section entitled "The Distributor" for the amount of payments by the Trust to specific intermediaries for sub-transfer agency and other administrative services.


CUSTODIAN

Wachovia Bank N.A. (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm of the Trust.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser or the Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


The Adviser or Sub-Advisers are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Adviser or Sub-Adviser from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Liberty Ridge Capital has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund's portfolio securities transactions from taking into account the brokers' and dealers' promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust and its investment adviser and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.


The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2003 and 2004, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due to increased trading resulting from unique buying and selling opportunities in extreme market volatility.



FUND                                TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID

                           2002                      2003                      2004

PBHG Growth                $5,546,664                $9,035,517                 $6,647,418
PBHG Emerging Growth       $1,627,958                $3,250,847                 $1,527,305
PBHG Large Cap Growth      $760,066                  $729,020                   $423,406
PBHG Select Growth         $2,330,482                $3,068,720                 $1,409,216
PBHG Large Cap
Growth Concentrated        $1,170,057                $914,255                   $469,954
PBHG Large Cap             $15,052,752               $5,689,659                 $2,395,600
PBHG Mid-Cap               $2,890,623                $2,991,487                 $2,353,508
PBHG Small Cap             $1,396,504                $1,366,782                 $777,268
PBHG Focused               $721,648                  $302,830                   $278,749
PBHG Cash Reserves         $0                        $0                         $0
PBHG Technology
& Communications           $3,084,206                $4,801,949                 $2,343,946
PBHG Strategic Small
Company                    $319,703                  $409,491                   $393,440
Clipper Focus              $684,235(1)               $1,433,934                 $1,071,396
Analytic Disciplined
Equity                     $134,122(3)               $237,786                   $206,942


Dwight Short Term
Fixed Income               $0(2)                     $0                         $0
Heitman REIT               $89,467(3)                $358,226                   $345,520
TS&W Small Cap
Value Fund                 *                         *                          $30,521
Dwight Intermediate
Fixed Income Fund          *                         *                          $600



(1) For the period April 30, 2001 through March 31, 2002.
(2) For the period October 31, 2001 through March 31, 2002.
(3) For the period December 31, 2001 through March 31, 2002.

PROXY VOTING.

The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and those sub-advisers of the Trust that have such a policy.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.


PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.


PURCHASES

You may purchase Class A and Class C shares of each Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of

Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.



INITIAL SALES CHARGES - CLASS A SHARES


The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Funds' shares. Each Fund (except PBHG Cash Reserves Fund) is grouped into one of the following three categories to determine the applicable initial sales charge for its Class A shares:


EQUITY FUNDS. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap Growth Concentrated, Large Cap Growth, Select Equity, Clipper Focus, Focused, Large Cap, Mid-Cap, Small Cap, TS&W Small Cap Value, Analytic Disciplined Equity, Heitman REIT, Strategic Small Company and Technology & Communications Funds.


-------------------------------------------------------------------------------------------------------------------------
                                        INVESTOR'S INITIAL SALES CHARGE
-------------------------------------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT IN         AS A PERCENTAGE OF THE        AS A PERCENTAGE OF THE NET    DEALER COMMISSION AS A
SINGLE TRANSACTION              PUBLIC OFFERING PRICE         AMOUNT INVESTED               PERCENTAGE OF THE OFFERING
                                                                                            PRICE
------------------------------- ----------------------------- ----------------------------- -----------------------------
Less than $100,000              5.75%                         6.10%                         5.00%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$100,000 but less than
 $250,000                       4.50%                         4.71%                         3.75%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$250,000 but less than
 $500,000                       3.25%                         3.36%                         2.75%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$500,000 but less than
 $1,000,000                     2.00%                         2.04%                         1.75%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$1,000,000 and over                0%                            0%                            0%
------------------------------- ----------------------------- ----------------------------- -----------------------------



FIXED INCOME FUNDS. Class A shares of the following Funds (the "Fixed Income Funds") are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million: DWIGHT INTERMEDIATE FIXED INCOME FUND and DWIGHT SHORT TERM FIXED INCOME FUND.


-------------------------------------------------------------------------------------------------------------------------
                                           INVESTOR'S INITIAL SALES CHARGE
-------------------------------------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT IN         AS A PERCENTAGE OF THE        AS A PERCENTAGE OF THE NET    DEALER COMMISSION AS A
SINGLE TRANSACTION              PUBLIC OFFERING PRICE         AMOUNT INVESTED               PERCENTAGE OF THE OFFERING
                                                                                            PRICE
------------------------------- ----------------------------- ----------------------------- -----------------------------
Less than $100,000              4.75%                         4.99%                         4.25%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$100,000 but less than
 $250,000                       3.50%                         3.63%                         3.00%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$250,000 but less than
 $500,000                       2.50%                         2.56%                         2.00%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$500,000 but less than
 $1,000,000                     2.00%                         2.04%                         1.75%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$1,000,000 and over                0%                            0%                            0%
------------------------------- ----------------------------- ----------------------------- -----------------------------

PBHG CASH RESERVES FUND is not included in any of the three categories as it is not subject to an initial sales charge.



LARGE PURCHASES OF CLASS A SHARES


Investors who purchase $1,000,000 or more of Class A shares of any Fund do not pay an initial sales charge. However, such purchase may be subject to a 1% contingent deferred sales charge ("CDSC") if the investor redeems those shares within one year after purchase, as described in the Funds' prospectuses.


CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES


The prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors. The following information supplements descriptions in the prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

LETTERS OF INTENT

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms your intention as to the total investment to be made in Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Choosing a Share Class" in the Funds' prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" (below) if you advise the PBHG Funds of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Fund's transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the transfer agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


RIGHTS OF ACCUMULATION


You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund) that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in a Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made. In addition, the Trust may request account statements if it is unable to verify your account information.



CONCURRENT PURCHASES

You may combine purchases of all classes of shares of two or more Funds in the Trust to qualify for a reduced initial sales charge according to the initial sales charge schedule set forth in the Prospectus. Shares of PBHG Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of PBHG Cash Reserves Fund are excluded.


REINSTATEMENT PRIVILEGE

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund (except Class A or Class C shares of the PBHG Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Each Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of any Fund within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.


PAYMENTS TO DEALERS

Purchases of Class A Shares over $1,000,000. The Distributor may make the following payments to selected dealers of record of purchases of Class A shares totaling over $1,000,000:

                  1% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

To recoup these expenses, the Distributor intends to retain any distribution or service fee for the first 12 months for all Class A share purchases in excess of $1 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.


The Distributor may pay asset based sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sale. Payments with respect to Class C shares will equal with respect to Equity and Fixed Income categories of Funds and PBHG Cash Reserves Fund, 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class C Distribution Plan and Service Plan. See "The Distributor."


PURCHASES OF CLASS C SHARES


Class C shares of each Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months.


Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25. Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

GENERAL INFORMATION REGARDING PURCHASES


A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.


In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.


REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class C shares and Class A shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.


You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCS APPLICABLE TO REDEMPTIONS OF CLASS A SHARES

A CDSC applies to purchases of $1 million or more of Class A shares of each Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

o on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

o on exchanges of shares of certain other Funds (see "Purchases, Redemptions and Pricing of Shares - Exchange Privileges");

o on purchases subject to the reinstatement privilege (see "Purchases, Redemptions and Pricing of Shares - Class A Purchasers Eligible for Reductions of Initial Sales Charges"); or

o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.



CDSC APPLICABLE TO REDEMPTIONS OF CLASS C SHARES

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the contingent deferred sales charge of 1% if the shares are redeemed in the first year of purchase. No contingent deferred sales charge will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased, (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.


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In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.


The CDSC on Class C shares may be waived in certain circumstances, as described in the Funds' prospectuses.



CDSC EXCEPTIONS FOR PURCHASES OF CLASS C SHARES

The CDSC on Class C shares may be waived:

o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

o upon the death or post-purchase disability of the shareholder or plan participant;

o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

o on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan;

o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.


REDEMPTION FEES

The PBHG Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The PBHG Cash Reserves Fund does not charge a redemption/ exchange fee. See the Prospectus for details of the redemption/exchange fee.


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REDEMPTION BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.


SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described herein, contact your broker-dealer or financial advisor. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.


SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis

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beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.


EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same Class of the other Funds of the Trust currently available to the public.


Generally, you may exchange your shares for shares of the same class of other Funds at net asset value. Class A shares of any Fund in the Equity Funds category may be exchanged for Class A shares of any other Fund at relative net asset value without payment of sales charges. Class A shares of the Fixed Income Funds or PBHG Cash Reserves Fund may be exchanged for Class A shares of any other Fund and the exchange will be made at: (1) the public offering price if the PBHG Cash Reserves Fund shares are being exchanged for Class A share of another Fund (unless the exchanged PBHG Cash Reserves Fund shares were originally acquired in an exchange from another Fund where an initial sales charge was applied); (2) net asset value if the shares of a Fixed Income Fund or the PBHG Cash Reserves Fund being exchanged were acquired upon an exchange of a Fund in the Equity Funds category; and (3) the difference in sales charge will apply if shares of a Fund in the Equity Funds category are being acquired upon exchange of shares of a Fixed Income Fund. See "Purchases and Redemptions of Shares - Initial Sales Charges - Class A Shares."



EXCHANGE OF SHARES SUBJECT TO A CDSC

If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

If you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty
(60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

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TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

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

Traditional and Roth IRA Contribution Limits:

--------------------------------------------------------------------------------
TAX YEARS                                   MAX. ANNUAL CONTRIBUTION
--------------------------------------------------------------------------------
2001                                        $2,000
--------------------------------------------------------------------------------
2002-2004                                   $3,000
--------------------------------------------------------------------------------
2005-2007                                   $4,000
--------------------------------------------------------------------------------
2008                                        $5,000
--------------------------------------------------------------------------------
2009-2010                                   Indexed to Inflation
--------------------------------------------------------------------------------

The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

--------------------------------------------------------------------------------
YEAR                                        LIMIT
--------------------------------------------------------------------------------
2002-2005                                   $500
--------------------------------------------------------------------------------
2006-2010                                   $1,000
--------------------------------------------------------------------------------

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAs") (formerly Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses,

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

amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFER TO MINORS. By establishing a
Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer or financial advisor.


MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.


                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business day. Each Fund (other than the Cash Reserves Fund) that reaches a certain asset size will have its net asset value per share listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

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

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a

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

dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.


FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the "Income Requirement");
(ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((ii) and (iii) collectively, the "Asset Diversification Test"). To the extent that the redemption fees retained by a Fund are included in the gross income of the Fund for federal income tax purposes, the Fund intends to treat such fees as "other income" derived with respect to the Fund's business of investing in stock, securities or currencies for purposes of the Income Requirement.

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other noncorporate shareholders and be eligible for the dividends-received deduction.


PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net

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

capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

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WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.


REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.


INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.


HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year,

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regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

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STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.


MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 17, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

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Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local and foreign tax rules affecting investments in the Fund.


                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.


                              FINANCIAL STATEMENTS

PricewaterhouseCoopers ("PWC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent registered public accounting firm for the Trust. PWC provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2004 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2004. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information. The unaudited financial statements for the six month period ended September 30, 2004 included in the Trust's 2004 Semi-Annual Report are also incorporated herein by reference for each Fund.

The financial statements in the Trust's Annual Report noted above for each Fund have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.



                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

                             PREFERRED STOCK RATINGS
aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

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a        An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) Moody's applies numerical modifiers 1, 2, and 3 in each rating or minus (-) classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                 DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

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A        Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

         Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                           o Leading market positions in well-established industries.

                           o High rates of return on funds employed.

                           o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                           o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime                  Issuers rated Not Prime do not fall within any of the
                           Prime rating categories.

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STANDARD & POOR'S RATINGS SERVICES


LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B                                   An obligation rated 'B' is more vulnerable
                                    to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse

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                                    effects of changes in circumstances and
                                    economic conditions than obligations in
                                    higher rating categories. However, the
                                    obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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FITCH RATINGS


INTERNATIONAL LONG-TERM CREDIT RATINGS


INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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CCC,CC,C                            High default risk. Default is a real
                                    possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                                    Entities rated in this category have
                                    defaulted on some or all of their
                                    obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

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D                                   Default. Denotes actual or imminent payment
                                    default.


NOTES

         "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

         Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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EXHIBIT A


PBHG FUNDS

PBHG INSURANCE SERIES FUND

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PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.


DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.

PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Election of the Board of Directors

         o We generally vote FOR proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) that repeal classified boards and seek to elect all directors annually; (3) to restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

         o We generally vote AGAINST proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) to classify the board; (4) that provide that directors may be removed only for cause; (5) that provide that only continuing directors may elect replacements to fill board vacancies; (6) that give

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         management the ability to alter the size of the board without shareholder approval; and (7) requiring two candidates per board seat.

         o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or amend director qualifications.

         o (1) Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Approval of Independent Auditors

         o We generally vote FOR proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

         o We generally vote AGAINST a proposal to ratify the selection of an auditor if the auditor is deemed to not be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

         o We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Rights

         o We generally vote FOR proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

         o We generally vote AGAINST proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

         o We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

         o We generally vote for proposals: (1) to adopt confidential voting;
         (2) by management to change the date/time/location of the annual meeting; (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes; (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

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         o We generally vote AGAINST proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting;
         (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

         o We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses;
         (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes.

Corporate Governance

         o We generally vote for proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

         o We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Capital Structure

         o We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split;
         (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and
         (7) create a new class of non-voting or sub-voting common stock.

         o We generally vote against proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that has superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

         o We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

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Executive and Director Compensation

         o We generally vote FOR proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and
         (9) asking the company to expense stock options.

         o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

         o We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

Mergers and Corporate Restructurings

         o We generally vote FOR proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

         o We generally vote AGAINST proposals to that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

         o We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

         o We generally vote FOR proposals: (1) that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) that report on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

         o We generally vote AGAINST proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products;
         (2) seeking a report on the health and environmental effects of GMOs;
         (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5)

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         prohibiting investment in tobacco equities; (6) asking the company to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a company to cease production of nuclear weapons; and (13) seeking reports on the diversity efforts of suppliers and service providers.

         o We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

OTHER SITUATIONS

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.


CONFLICTS OF INTEREST

PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.


DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

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         o Disclosure in shareholder reports that a description of the Fund's
         Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

         o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

         o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.


MAINTENANCE OF PROXY VOTING RECORDS

PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.


REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

DATED: JUNE 2003

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EXHIBIT B

ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES

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                           Liberty Ridge Capital, Inc.
                               Proxy Voting Policy


Introduction


Liberty Ridge Capital, Inc. ("Liberty Ridge Capital") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.


Proxy Oversight Committee


Liberty Ridge Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:


         o Approving Liberty Ridge Capital's Proxy Voting Policy (the "Policy") and related Procedures;

         o Reviewing reports of proxy votes cast;

         o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;

         o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;

         o Reviewing the proxy voting policies of sub-advisers;

         o Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

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Summary of Proxy Voting Guidelines

Liberty Ridge Capital's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

Board of Directors

         o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

         o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval;
         (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

         o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

         o We generally vote FOR proposals seeking to ratify the selection of auditors.

         o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

         o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

         o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or

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         prohibit shareholder ability to take action by written consent; (3)
         require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

         o We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

         o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

         o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting;
         (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions;
         (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

         o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

         o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

         o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

Capital Structure

         o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a

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         company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.

         o We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

         o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

Executive and Director Compensation

         o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
         (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws;
         (9) seeking to put option repricings to a shareholder vote; and (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

         o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.

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         o We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

         o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

         o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

         o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

         o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

         o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

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         o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources;
         (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflict of Interest Identification and Resolution


Liberty Ridge Capital seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Liberty Ridge Capital has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Liberty Ridge Capital may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

         o Companies with whom Liberty Ridge Capital has a material business relationship;


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         o Companies where a Liberty Ridge Capital employee, or spouse of a
         Liberty Ridge Capital employee, is a senior officer or director or has a material business relationship;


         o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.


-- 1 In this context, we are referring to all matters that may give rise to a potential material conflict for Liberty Ridge Capital, including those related to the business activities of its advised and sponsored mutual fund family.


Disclosure to Clients


Liberty Ridge Capital's Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital will provide clients a copy of the complete Policy. Liberty Ridge Capital will also provide to clients, upon request, information on how their securities were voted.


Dated: 2/2004

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                             PROXY VOTING PROCEDURES

Reconciliation Process


Upon Liberty Ridge Capital's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Liberty Ridge Capital's records. Because Liberty Ridge Capital is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Liberty Ridge Capital no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.


Voting Identified Proxies


A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Liberty Ridge Capital of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Liberty Ridge Capital is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Liberty Ridge Capital may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Liberty Ridge Capital is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Liberty Ridge Capital may be unable or may determine not to vote a proxy are as follows:
(1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.


Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

         (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

         (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

         (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

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         (d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

         (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

         (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

         (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

         (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

         (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

         o These policy and procedures, and any amendments thereto;

         o Each proxy statement (maintained on a third party automated system);

         o Record of each vote cast (maintained on a third party automated system);

         o Documentation, if any, created by Liberty Ridge Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

         o Various reports prepared according to the above procedures; and o Each written client request for information and a copy of any written response by Liberty Ridge Capital to a client's written or oral request for information.


Dated: 2/2004

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ANALYTIC INVESTORS

PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a

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particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

         o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

         o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

         o Records of votes cast on behalf of clients

         o Records of written client requests for voting information

         o Records of written responses from Analytic Investors to both written and verbal client requests

         o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

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HEITMAN REAL ESTATE SECURITIES LLC

PROXY VOTING POLICIES AND PROCEDURES

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. The following policies and procedures have been implemented to insure that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to reregister shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting..............................................................................For
Adoption of Anti-greenmail charter of bylaw amendments ......................................................For
Amend bylaws or charters for housekeeping changes For Elect Directors annually ..............................For
Fix the size of the Board ...................................................................................For
Give Board ability to amend bylaws in addition to Shareholders ..............................................For
Lower supermajority Shareholder vote requirements ...........................................................For
Ratify Auditors .............................................................................................For
Require Majority of Independent Directors ...................................................................For
Require Shareholder approval of Golden or Tin Parachutes ....................................................For
Restore or Provide Shareholders with rights of appraisal ....................................................For
Restore Shareholder ability to remove directors with our without cause ......................................For
Seek reasonable Audit rotation ..............................................................................For
Shareholders' Right to Act independently of management ......................................................For
Shareholders' Right to Call Special Meeting .................................................................For
Shareholders' Right to Act by Written Consent ...............................................................For
Stock Repurchase Plans ......................................................................................For
Stock Splits ................................................................................................For

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
Submit Poison Pill for Shareholder ratification .............................................................For
Blank Check Preferred Stock .............................................................................Against
Classified Boards .......................................................................................Against
Dual Classes of Stock Give ..............................................................................Against
Board exclusive authority to amend bylaws ...............................................................Against
Limited Terms for Outside Directors Against Payment of Greenmail ........................................Against
Provide Management with authority to adjourn an annual or special meeting ...............................Against
Require Director Stock Ownership Against Restrict or Prohibit Shareholder ability to call special meetings ................................................................................Against
Supermajority Vote Requirement ..........................................................................Against
Supermajority Provisions Against Adopt/Amend Stock Option Plan .....................................Case-by-Case
Adopt/Amend Employee Stock Purchase Plan ...................................................Case-by-Case Approve
Merger/Acquisition .................................................................................Case-by-Case
Authorize Issuance of Additional Common Stock .............................................Case-by-Case Consider
Non-financial Effects of Merger ...........................................................Case-by-Case Director
Indemnification ....................................................................................Case-by-Case
Election of Directors ..............................................................................Case-by-Case
Fair Price Requirements ............................................................................Case-by-Case
Issuance of authorized Common Stock .....................................................Case-by-Case Limitation
   of Executive/Director Compensation ..............................................................Case-by-Case
Reincorporation ....................................................................................Case-by-Case
Require Shareholder Approval to Issue Preferred Stock ..............................................Case-by-Case
Spin-Offs ..........................................................................................Case-by-Case
Shareholder proposal to redeem Poison Pill ..................................................Case-by-Case Social
   and Environmental Issues ........................................................................Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the
"Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief
Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S.
proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

         (a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

         (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

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         (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

         (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

         (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

         (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy
         Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

         (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's
         Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Committee's determination as to how to respond to such proxy promptly after such Committee has reached its conclusions (a "Proxy
         Committee Report");

         (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

         (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

         (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the
         Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

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The Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

         o These policies and procedures, and any amendments thereto;

         o Each proxy statement (maintained on the ISS website);

         o Record of each vote cast and each abstention (maintained on the ISS website);

         o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;

         o Any other reports or memorializations prepared according to the above procedures; and

         o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance
Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

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ISS PROXY VOTING

GUIDELINES

SUMMARY

The following is a condensed version of all proxy-voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o Fees for non-audit services are excessive, or

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         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short
(less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who: o
Attend less than 75 percent of the board and committee meetings without a valid excuse

         o Implement or renew a dead-hand or modified dead-hand poison pill

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Failed to act on takeover offers where the majority of the shareholders tendered their shares

         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

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AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         o Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

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Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

         o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

         o Majority of independent directors on board

         o All-independent key committees

         o Committee chairpersons nominated by the independent directors

         o CEO performance reviewed annually by a committee of outside directors

         o Established governance guidelines

         o Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o Long-term financial performance of the target company relative to its industry; management's track record

         o Background to the proxy contest

         o Qualifications of director nominees (both slates)

         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

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AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o Purchase price

         o Fairness opinion

         o Financial and strategic benefits

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         o How the deal was negotiated

         o Conflicts of interest

         o Other alternatives for the business

         o Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Impact on the balance sheet/working capital

         o Potential elimination of diseconomies

         o Anticipated financial and operating benefits

         o Anticipated use of funds

         o Value received for the asset

         o Fairness opinion

         o How the deal was negotiated

         o Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/
REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

         o Dilution to existing shareholders' position

         o Terms of the offer

         o Financial issues

         o Management's efforts to pursue other alternatives

         o Control issues

         o Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

         o The reasons for the change

         o Any financial or tax benefits

         o Regulatory benefits

         o Increases in capital structure

         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

         o Adverse changes in shareholder rights

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GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

         o Prospects of the combined company, anticipated financial and operating benefits

         o Offer price

         o Fairness opinion

         o How the deal was negotiated

         o Changes in corporate governance

         o Change in the capital structure

         o Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review:
dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

         o Tax and regulatory advantages

         o Planned use of the sale proceeds

         o Valuation of spin-off

         o Fairness opinion

         o Benefits to the parent company

         o Conflicts of interest

         o Managerial incentives

         o Corporate governance changes

         o Changes in the capital structure.


VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

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Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders

         o It is not designed to preserve the voting power of an insider or significant shareholder

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ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

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SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

         o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

         o Cash compensation, and

         o Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

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DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o Historic trading patterns

         o Rationale for the repricing

         o Value-for-value exchange

         o Option vesting

         o Term of the option

         o Exercise price

         o Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value

o Offering period is 27 months or less, and

o Potential voting power dilution (VPD) is ten percent or less.

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Vote AGAINST employee stock purchase plans where any of the following apply:

o Purchase price is less than 85 percent of fair market value, or

o Offering period is greater than 27 months, or

o VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS
(OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive
(more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

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Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.


Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

         o Whether the proposal mandates that all awards be performance-based

         o Whether the proposal extends beyond executive awards to those of lower-ranking employees

         o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

         o The parachute should be less attractive than an ongoing employment opportunity with the firm

         o The triggering mechanism should be beyond the control of management

         o The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

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ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

         o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

         o The availability and feasibility of alternatives to animal testing to ensure product safety, and

         o The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance

         o The company's standards are comparable to or better than those of peer firms, and

         o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

         o Whether the proposal focuses on a specific drug and region

         o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower
         R&D spending, and harm to competitiveness

         o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

         o Whether the company already limits price increases of its products

         o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

         o The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

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         o The costs and feasibility of labeling and/or phasing out

         o The nature of the company's business and the proportion of it affected by the proposal

         o The proportion of company sales in markets requiring labeling or GMO-free products

         o The extent that peer companies label or have eliminated GMOs

         o Competitive benefits, such as expected increases in consumer demand for the company's products

         o The risks of misleading consumers without federally mandated, standardized labeling

         o Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.
Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o The extent that peer companies have eliminated GMOs

         o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

         o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out
         GMOs

         o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

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HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

         o Whether the company has adequately disclosed the financial risks of its subprime business

         o Whether the company has been subject to violations of lending laws or serious lending controversies

         o Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

         o Whether the company complies with all local ordinances and regulations

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

         o The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

         o Whether the company has gone as far as peers in restricting advertising

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         o Whether restrictions on marketing to youth extend to foreign countries

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CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO
TOBACCO COMPANIES:

         o The percentage of the company's business affected

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

         o The percentage of the company's business affected

         o The feasibility of a spin-off

         o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

         o Whether there are publicly available environmental impact reports;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

         o The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

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         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

         o Environmentally conscious practices of peer companies, including endorsement of CERES

         o Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

         o The company's level of disclosure lags that of its competitors, or

         o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected

         o The extent that peer companies are recycling

         o The timetable prescribed by the proposal

         o The costs and methods of implementation

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

         o The nature of the company's business and the percentage affected

         o The extent that peer companies are switching from fossil fuels to cleaner sources

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         o The timetable and specific action prescribed by the proposal

         o The costs of implementation

         o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o The relevance of the issue to be linked to pay

         o The degree that social performance is already included in the company's pay structure and disclosed

         o The degree that social performance is used by peer companies in setting pay

         o Violations or complaints filed against the company relating to the particular social performance measure

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o Independence of the compensation committee

         o Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities, and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

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Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations, and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o The nature and amount of company business in that country

         o The company's workplace code of conduct

         o Proprietary and confidential information involved

         o Company compliance with U.S. regulations on investing in the country

         o Level of peer company involvement in the country.

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INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         o Agreements with foreign suppliers to meet certain workplace standards

         o Whether company and vendor facilities are monitored and how

         o Company participation in fair labor organizations

         o Type of business

         o Proportion of business conducted overseas

         o Countries of operation with known human rights abuses

         o Whether the company has been recently involved in significant labor and human rights controversies or violations

         o Peer company standards and practices

         o Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations

         o The company has no recent human rights controversies or violations, or

         o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride
Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of
         1989

         o Company antidiscrimination policies that already exceed the legal requirements

         o The cost and feasibility of adopting all nine principles

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         o The cost of duplicating efforts to follow two sets of standards (Fair
         Employment and the MacBride Principles)

         o The potential for charges of reverse discrimination

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         o The level of the company's investment in Northern Ireland

         o The number of company employees in Northern Ireland

         o The degree that industry peers have adopted the MacBride Principles

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components

         o Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs

         o Whether the company currently or in the past has manufactured cluster bombs or their components

         o The percentage of revenue derived from cluster bomb manufacture

         o Whether the company's peers have renounced future production

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NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o The information is already publicly available or

         o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business or

         o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o The degree of board diversity

         o Comparison with peer companies

         o Established process for improving board diversity

         o Existence of independent nominating committee

         o Use of outside search firm

         o History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

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         o The company has well-documented equal opportunity programs

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass
Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive

         o The company has well-documented programs addressing diversity initiatives and leadership development

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

         o Whether the company's EEO policy is already in compliance with federal, state and local laws

         o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

         o The industry norm for including sexual orientation in EEO statements

         o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

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ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

         o Board structure

         o Director independence and qualifications

         o Attendance at board and committee meetings.

Votes should be withheld from directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         o Ignore a shareholder proposal that is approved by a majority of shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Are interested directors and sit on the audit or nominating committee, or

         o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

         o Past performance as a closed-end fund

         o Market in which the fund invests

         o Measures taken by the board to address the discount

         o Past shareholder activism, board activity

         o Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Past performance relative to its peers

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         o Market in which fund invests

         o Measures taken by the board to address the issues

         o Past shareholder activism, board activity, and votes on related proposals

         o Strategy of the incumbents versus the dissidents

         o Independence of directors

         o Experience and skills of director candidates

         o Governance profile of the company

         o Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Proposed and current fee schedules

         o Fund category/investment objective

         o Performance benchmarks

         o Share price performance compared to peers

         o Resulting fees relative to peers

         o Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Stated specific financing purpose

         o Possible dilution for common shares

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         o Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Potential competitiveness

         o Regulatory developments

         o Current and potential returns

         o Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o The fund's target investments

         o The reasons given by the fund for the change

         o The projected impact of the change on the portfolio.

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CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Political/economic changes in the target market

         o Consolidation in the target market

         o Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

         o Potential competitiveness

         o Current and potential returns

         o Risk of concentration

         o Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o Strategies employed to salvage the company

         o The fund's past performance

         o Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         o The degree of change implied by the proposal

         o The efficiencies that could result

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         o The state of incorporation

         o Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

         o Removal of shareholder approval requirement for amendments to the new declaration of trust

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940
         Act

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

         o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

         o Regulations of both states

         o Required fundamental policies of both states

         o Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o Fees charged to comparably sized funds with similar objectives

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         o The proposed distributor's reputation and past performance

         o The competitiveness of the fund in the industry

         o Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         o Resulting fee structure

         o Performance of both funds

         o Continuity of management personnel

         o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

         o Performance of the fund's NAV

         o The fund's history of shareholder relations

         o The performance of other funds under the advisor's management.

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                        THOMPSON, SIEGEL & WALMSLEY, INC.

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed
(together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

         o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
         Election of Directors and Approval of Independent Auditors.

         o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

         o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.
         A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

Proxy Voting Process:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through
Proxy Edge we receive electronic ballots for a majority of the accounts we vote.
With this system we are able to keep records of which accounts are voted, how

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accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S.
postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:


         o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.


         o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

         o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

         o All proxies will be voted solely in the interest of clients.

         o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

         o All tender offers are reviewed and treated in a similar manner. Proxy
         Voting Records & Reports

         o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
         (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

         o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

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                           PACIFIC FINANCIAL RESEARCH

                                  PROXY VOTING

                              POLICY AND PROCEDURES

Pacific Financial Research ("PFR") assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES:
These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

         Management Proposals:
         In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         1. Election of Directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis)
         2. Approval of Independent Auditors Executive Compensation Plans
         3. Corporate Structure
         4. Limiting directors' liability

         However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

         1. Proposals to stagger board members' terms
         2. Proposals to limit the ability of shareholders to call special meetings;
         3. Proposals to require super majority votes;
         4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
         5. Proposals to implement "poison pill" provisions
         6. Proposals to implement "fair price" provisions

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         Shareholder Proposals:

         At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns.
         Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

PROXY REVIEW:
Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials.
Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.

Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

         Conflicts of Interest:

         Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the Client Accounting department will prepare a report that identifies:
         1. the details of the conflict of interest,
         2. whether or not the conflict is material; and
         3. the procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

         If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROCEDURES:
The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

         1. The PFR mailroom will forward all proxy materials to the Client
         Accounting department.

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         2. The Client Accounting department will prepare PFR proxy voting instruction sheets for the applicable securities.
         3. A copy of the proxy materials will be forwarded to the analyst responsible for the security.
         4. Using the guidelines described above, the analyst will determine how
         PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet.
         5. The Client Accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients.
         6. As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet.
         7. Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received.

         For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.

Proxy Voting Record Keeping:
The Client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:
         1. the name of the issuer,
         2. the exchange ticker symbol,
         3. the CUSIP number,
         4. the shareholder meeting date,
         5. a brief description of the matter brought to vote,
         6. whether the proposal was submitted by management or a shareholder,
         7. how PFR voted the proxy (for, against, abstained), and
         8. whether the proxy was voted for or against management.

Pursuant to Rule 204-2 of the Investment Advisor's Act of 1940, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:
         1. PFR's proxy policies and procedures,
         2. proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by PFR),
         3. records of votes cast on behalf of clients,
         4. records of written client requests for voting information,
         5. records of written responses from PFR to both written and verbal client requests, and
         6. any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report:

PFR will describe in its Part II of form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities.
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's Proxy Coordinator
(Executive Assistant in charge of Client Communications) at 1-310-247-3939. The report will be provided free of charge. This information is also available on our website at www.pfr.biz.

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                         DWIGHT ASSET MANAGEMENT COMPANY

                        Proxy Voting Policy and Procedure

Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which
Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the General Counsel. The
Committee is primarily responsible for:

         o Approving Dwight's Proxy Voting Policy and Procedure.
         o Reviewing proxy voting requests and determining the appropriate response.
         o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
         o Reporting to management on a periodic basis.

The Committee has also authorized the Compliance Officer to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate.
There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

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Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

1. General: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

2. Management Proposals: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         o Election of Directors
         o Approval of Independent Auditors
         o Executive Compensation Plans
         o Corporate Structure and Shareholder Rights

3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If a conflict of interest exists, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

Dwight has charged its Compliance Officer with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Compliance Officer is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight
Committee for voting in-line with these procedures. The Compliance Officer is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

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Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years in an easily accessible place, the first two years in its office:

         o Dwight's proxy voting policies and procedures, and any amendments thereto;
         o Proxy statements received regarding client securities
         o Records of votes cast on behalf of clients
         o Records of written client requests for voting information
         o Records of written responses from
         Dwight to both written and verbal client requests
         o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing
Dwight's Compliance Officer at 100 Bank St., Suite 800, Burlington, VT 05401 /
(802) 862-4170.

August 2003

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Wellington Management Company, LLP
Proxy Policies and Procedures

Dated:   April 30, 2004

____________________       ________________________________________________
INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and
                                    implemented policies and procedures that it
                                    believes are reasonably designed to ensure
                                    that proxies are voted in the best interests
                                    of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington
                                    Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client's written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Proxy Policies and
Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting
Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


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
RESPONSIBILITY AND  OVERSIGHT       Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting
                                    Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.  The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the
                                    Proxy Committee to develop policies that implement those requirements.
                                    Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations
                                    Department.  In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT                           OF PROCEDURES Wellington Management has in
                                    place certain procedures for implementing
                                    its proxy voting policies.


General Proxy Voting                AUTHORIZATION TO VOTE.  Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington
                                    Management. Wellington Management may
                                    receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                    RESEARCH. In addition to proprietary
                                    investment research undertaken by Wellington
                                    Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting
                                    Guidelines, and handled as follows:

                                    o Generally, issues for which explicit proxy
                                      voting guidance is provided in the Proxy
                                      Voting Guidelines (i.e., "For", "Against",
                                      "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy
                                      Voting Guidelines.

                                    o Issues identified as "case-by-case" in the
                                      Proxy Voting Guidelines are further
                                      reviewed by the Proxy Group. In certain
                                      circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                    o Absent a material conflict of interest,
                                      the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.


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
                                 MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                 AND RESOLUTION PROCESSES. Wellington
                                 Management's broadly diversified client base
                                 and functional lines of responsibility serve to
                                 minimize the number of, but not prevent,
                                 material conflicts of interest it faces in
                                 voting proxies. Annually, the Proxy Committee
                                 sets standards for identifying material
                                 conflicts based on client, vendor, and lender
                                 relationships and publishes those to
                                 individuals involved in the proxy voting
                                 process. In addition, the Proxy Committee
                                 encourages all personnel to contact the Proxy
                                 Group about apparent conflicts of interest,
                                 even if the apparent conflict does not meet the
                                 published materiality criteria. Apparent
                                 conflicts are reviewed by designated members of
                                 the Proxy Committee to determine if there is a
                                 conflict, and if so whether the conflict is
                                 material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other                               Considerations In certain instances,
                                    Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


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

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY, IMMATERIAL IMPACT, OR
                                    EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL                          INFORMATION Wellington Management maintains
                                    records of proxies voted pursuant to Section
                                    204-2 of the Investment Advisers Act of 1940
                                    (the "Advisers Act"), the Employee
                                    Retirement Income Security Act of 1974, as
                                    amended ("ERISA"), and other applicable
                                    laws.

                                    Wellington Management's Proxy Policies and
                                    Procedures may be amended from time to time by Wellington Management. Wellington
                                    Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management  Company, LLP
Proxy Voting Guidelines

Dated:   April 30, 2004


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
INTRODUCTION                        Upon a client's written request, Wellington
                                    Management Company, llp ("Wellington
                                    Management") votes securities that are held
                                    in the client's account in response to
                                    proxies solicited by the issuers of such
                                    securities. Wellington Management
                                    established these Proxy Voting Guidelines to
                                    document positions generally taken on common
                                    proxy issues voted on behalf of clients.

                                    These Guidelines are based on Wellington
                                    Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients.
                                    Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these
                                    Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical.
                                    Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The
                                    "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES                   COMPOSITION AND ROLE OF
                                    THE BOARD OF DIRECTORS

                                    o Election of Directors:                                              For

                                    o Repeal Classified Board (SP):                                       For

                                    o Adopt Director Tenure/Retirement Age (SP):                          Against

                                    o Minimum Stock Ownership by Directors (SP):                          Case-by-Case

                                    o Adopt Director & Officer Indemnification:                           For

                                    o Allow Special Interest Representation to Board (SP):                Against

                                    o Require Board Independence (SP):                                    For

                                    o Require Board Committees to be Independent (SP):                    For

                                    o Require a Separation of Chair and CEO or
                                      Require a Case-by-Case Lead Director (SP):
                                    o Boards not Amending Policies That are Supported                     Withhold
                                      by a Majority of Shareholders:                                      vote*

                                      * on all Directors seeking election the following year

                                    o Approve Directors' Fees:                                            For

                                    o Approve Bonuses for Retiring Directors:                             For

                                    o Elect Supervisory Board/Corporate Assembly:                         For

                                    MANAGEMENT COMPENSATION

                                    o Adopt/Amend Stock Option Plans:                                    Case-by-Case

                                    o Adopt/Amend Employee Stock Purchase Plans:                          For

                                    o Eliminate Golden Parachutes (SP):                                   For

                                    o Expense Future Stock Options (SP):                                  For

                                    o Shareholder Approval of All Stock Option Plans (SP):                For

                                    o Shareholder Approval of Future Severance Agreements                 For
                                      Covering Senior Executives (SP):

                                    o Recommend Senior Executives Own and Hold Company  For
                                      Stock, not Including Options (SP):

                                    o Disclose All Executive Compensation (SP):                           For

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


                                    REPORTING OF RESULTS

                                    o Approve Financial Statements:                                       For

                                    o Set Dividends and Allocate Profits:                                 For

                                    o Limit Non-Audit Services Provided by Auditors (SP):                 For

                                    o Ratify Selection of Auditors and Set Their Fees:                    For

                                    o Elect Statutory Auditors:                                           For
                                    SHAREHOLDER VOTING RIGHTS

                                    o Adopt Cumulative Voting (SP):                                       Against

                                    o Redeem or Vote on Poison Pill (SP):                                 For

                                    o Authorize Blank Check Preferred Stock:                              Against

                                    o Eliminate Right to Call a Special Meeting:                          Against

                                    o Increase Supermajority Vote Requirement:                            Against

                                    o Adopt Anti-Greenmail Provision:                                     For

                                    o Restore Preemptive Rights:                                          Case-by-Case

                                    o Adopt Confidential Voting (SP):                                     For

                                    o Approve Unequal Voting Rights:                                      Against

                                    o Remove Right to Act by Written Consent:                             Against

                                    o Approve Binding Shareholder Proposals:                              Case-by-Case

                                    CAPITAL STRUCTURE

                                    o Increase Authorized Common Stock:                                   Case-by-Case

                                    o Approve Merger or Acquisition:                                      Case-by-Case

                                    o Approve Technical Amendments to Charter:                            Case-by-Case

                                    o Opt Out of State Takeover Statutes:                                 For

                                    o Consider Non-Financial Effects of Mergers:                          Against

                                    o Authorize Share Repurchase:                                         For

                                    o Authorize Trade in Company Stock:                                   For

                                    o Issue Debt Instruments:                                             For


                                    SOCIAL ISSUES

                                    o Endorse the Ceres Principles (SP):                                  Case-by-Case

                                    o Disclose Political and PAC Gifts (SP):                              For

                                    o Require Adoption of International Labor Organization's              Case-by-Case
                                      Fair Labor Principles (SP):

                                    MISCELLANEOUS

                                    o Approve Other Business:                                             Abstain

                                    o Approve Reincorporation:                                            Case-by-Case


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



                                    EXHIBIT C
                               PENDING LITIGATION

         PBHG Funds' prospectuses describe multiple lawsuits, including class action and shareholder derivative suits, which have been filed against PBHG Funds, Liberty Ridge Capital and certain related parties. These cases have been centralized in a Federal Multi-District Litigation proceeding (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court"). Liberty Ridge Capital does not currently believe that any of these lawsuits will materially impact either its ability to provide investment advisory services to the Funds or the operations of the Funds themselves. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

         The designated lead plaintiffs in these cases filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: PBHG Funds; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge Capital, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the "1940 Act"); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney's fees and expert fees.

         The consolidated amended complaint for the derivative action suits names as defendants: PBHG Funds (as nominal defendant); the Trustees of PBHG Funds; Liberty Ridge Capital, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds' adviser and distributor; rescinding PBHG Funds' management and other contracts with PBHG Funds' adviser, distributor and other defendants; rescinding PBHG Funds' 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds' adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney's and experts' fees.


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


         While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG DISCIPLINED EQUITY FUND, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG LARGE CAP VALUE FUND, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap FUND, PBHG SMALL CAP Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the "PBHG Mutual Funds", PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD
J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

                                  APPENDIX III


                               2004 ANNUAL REPORT

                                                                  March 31, 2004

                              [GRAPHIC ART OMITTED]

                                                                  [LOGO OMITTED]

                                  [BLANK PAGE]

PBHG FUNDS

TABLE OF CONTENTS

Message to Shareholders .............................................................................   1
PBHG GROWTH FUNDS
      PBHG EMERGING GROWTH FUND
           PBHG Class (PBEGX), Class A (PAEGX), Class C (PCEGX) .....................................   2
      PBHG GROWTH FUND
           PBHG Class (PBHGX), Advisor Class (PBGWX), Class A (PAHGX), Class C (PCHGX) ..............   4
      PBHG LARGE CAP 20 FUND
           PBHG Class (PLCPX), Advisor Class (PLTAX), Class A (PLGAX), Class C (PCLAX) ..............   6
      PBHG LARGE CAP GROWTH FUND
           PBHG Class (PBHLX), Advisor Class (PBLAX), Class A (PALGX), Class C (PCLGX) ..............   8
      PBHG SELECT GROWTH FUND
           PBHG Class (PBHEX), Class A (PAHEX), Class C (PCHEX) .....................................  10
      PBHG STRATEGIC SMALL COMPANY FUND
           PBHG Class (PSSCX), Advisor Class (PBSSX), Class A (PSSAX), Class C (PCSSX) ..............  12
PBHG BLEND FUNDS
      PBHG DISCIPLINED EQUITY FUND
           PBHG Class (PBDEX), Class A (PADEX), Class C (PCDEX) .....................................  14
      PBHG FOCUSED FUND
           PBHG Class (PBFVX), Class A (PAFCX), Class C (PCFCX) .....................................  16
      PBHG LARGE CAP FUND
           PBHG Class (PLCVX), Advisor Class (PBLVX), Class A (PLCAX), Class C (PCCAX) ..............  18
      PBHG MID-CAP FUND
           PBHG Class (PBMCX), Advisor Class (PMCAX), Class A (PAMIX), Class C (PCCPX) ..............  20
      PBHG SMALL CAP FUND
           PBHG Class (PBSVX), Advisor Class (PVAAX), Class A (PSAMX), Class C (PSCMX) ..............  22
PBHG VALUE FUNDS
      PBHG CLIPPER FOCUS FUND
           PBHG Class (PBFOX), Advisor Class (PCLFX), Class A (PAFOX), Class C (PCFOX) ..............  24
      PBHG SMALL CAP VALUE FUND
           PBHG Class (PSMVX), Class A (PACVX), Class C (PCCVX) .....................................  26
PBHG SPECIALTY FUNDS
      PBHG REIT FUND
           PBHG Class (PBRTX), Advisor Class (PBRAX), Class A (PARTX), Class C (PCRTX) ..............  28
      PBHG TECHNOLOGY & COMMUNICATIONS FUND
           PBHG Class (PBTCX), Advisor Class (PTNAX), Class A (PATCX), Class C (PCOMX) ..............  30
PBHG FIXED INCOME FUNDS
      PBHG INTERMEDIATE FIXED INCOME FUND
           PBHG Class (PBFIX), Class A (PAFIX), Class C (PCIRX) .....................................  32
      PBHG IRA CAPITAL PRESERVATION FUND
           PBHG Class (PBCPX), Advisor Class (PACPX), Class A (PIRAX), Class C (PIRCX) ..............  34
PBHG MONEY MARKET FUND
      PBHG CASH RESERVES FUND
           (PBCXX)...................................................................................  36

Statements of Net Assets ............................................................................  38
Statements of Operations ............................................................................  94
Statements of Changes in Net Assets .................................................................  98
Financial Highlights ................................................................................ 104
Notes to Financial Statements ....................................................................... 111
Report of Independent Auditors ...................................................................... 126
PBHG Shareholder Meetings ........................................................................... 127
PBHG Disclosure Notes ............................................................................... 128
Notice to Shareholders .............................................................................. 130
Trustees and Officers of the Trust .................................................................. 131

 PBHG FUNDS

                      [This page intentionally left blank.]

                                                PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   We are pleased to provide you with the PBHG Funds Annual Report for the fiscal year ended March 31, 2004. The past year has been one of changes and new beginnings. The strong rally in the equity markets, which extended for much of the period, was one welcome change. As the economy showed signs of improvement, the corporate profit picture grew clearer and stocks soared. As a result, many PBHG Funds posted strong returns over the period.

   There were also changes at PBHG Funds and new beginnings as well. In late 2003, I began my new, dual role as President of PBHG Funds and Chief Executive Officer of Pilgrim Baxter, the Funds' investment adviser. Collectively, with the help of dedicated employees and a fully independent Board of Trustees, we have embarked on a course of changes to help establish a corporate governance dedicated to an unwavering culture of integrity and an ongoing pursuit of excellence in every aspect of our business.

   We have also made changes to our fund roster, including the addition of two new funds and repositioning several other funds to better align their fund objectives and investment strategies. Our goal is to offer our shareholders and potential investors a broad mix of clearly defined investment choices from which they can begin to build a financial plan to fit their individual needs. To move closer to this goal, we recently introduced PBHG Small Cap Value Fund and PBHG Intermediate Fixed Income Fund. PBHG Small Cap Value Fund is sub-advised by Thompson, Siegel & Walmsley, Inc. (TSW), an affiliate of our parent company Old Mutual. This Fund employs a traditional value approach that TSW's founding principals established over thirty years ago, which combines quantitative and qualitative analysis in a disciplined process that seeks to exploit the inefficiencies in the small cap sector. PBHG Intermediate Fixed Income Fund leverages the expertise of another Old Mutual affiliate firm, Dwight Asset Management Company. The Fund invests in bonds with maturities in the middle range and may provide greater return potential over short-term fixed income investments with less risk than longer-term bond funds. We are excited to offer these opportunities and continue to look for new products and services to meet our shareholders' needs.

   Additionally, we have enhanced the portfolio management of several PBHG Funds that are advised by Pilgrim Baxter & Associates, through the appointment of co-managers. This investment management structure is a formalization of an approach already in existence on some of our other mutual funds. The role of the co-manager will be to provide additional resources and investment experience to the management of these funds.

   There have been many other changes that we have implemented to enhance communication to shareholders and to ensure that their best interests are kept at the forefront. One such change, effective March 31, 2004, is the approval of a comprehensive policy on the disclosure of fund holdings. Full portfolio holdings for the PBHG Funds are now publicly available on our website on a quarterly basis 15 calendar days following quarter-end.

   I am pleased with what we have been able to accomplish and I am increasingly confident that the firm is stronger than ever and well positioned to serve your investment needs going forward. We remain dedicated to providing the highest quality investment management products and services to our shareholders. Thank you for your investment in PBHG Funds.



Sincerely,


/S/DAVID J. BULLOCK        [PHOTO OMITTED]

David J. Bullock
PRESIDENT
PBHG FUNDS


      Please refer to important disclosure information about each PBHG Fund included on its respective summary page.

         PBHG FUNDS

PBHG EMERGING GROWTH FUND


PORTFOLIO MANAGERS: Peter J. Niedland, CFA and James M. Smith, CFA*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities such as common stocks of small sized companies.

STRATEGY: The Fund's strategy is to invest in those securities that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. Investors should note that securities of smaller companies involve greater risk and price volatility than larger, more established companies. Also, the Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the 12 months ended March 31, 2004, PBHG Emerging Growth Fund (PBHG Class) returned at net asset value 59.45% versus a return of 63.16% for its benchmark, the Russell 2000(R) Growth Index. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    March of 2003 marked the inauspicious three-year anniversary of the bursting of the "bubble"--not just the Internet bubble, as it's commonly called, but the "irrational exuberance" bubble. While few investors were surprised when the market began to correct some of the excesses of the late 1990's, almost no one predicted a bear market of that size and duration. And, it is clear now that small-cap growth stocks were at the epicenter of the dramatically bearish market. However, March 2003 also ushered in the long-awaited renaissance for small-cap growth investing. Equities began their recovery, and the worst performing asset class during the downturn rallied with a most earnest effort. Investors that heeded the seemingly futile calls for patience and re-examination reaped the benefits.
    Stock market recoveries come in many strengths and sizes. What determines a recovery's sustainability and magnitude? To some extent, it is predicated on investors' responses to specific changes in the economy and their reactions to non-economic events. We believe that this recovery--occurring amid the backdrop of rising oil prices, the aura of war and renewed terrorism fears--shows signs of sustainability. Low interest rates, booming productivity, and effective fiscal stimuli clearly have revived the economy. The predicted demise of the business cycle has once again been defused and in our view, historical precedents have taken hold.

Porfolio Discussion
    During the past 12 months, capital spending increased, consumer spending remained strong, and profits improved markedly. Not only did equities respond positively to these signs of strength in the economy, but valuations also started to move closer to more normal levels. Awakening from their bear market hibernation, investors became dramatically less risk averse. Consequently, the very smallest companies and the very lowest quality stocks gained the most in the market's recovery. Although we generally do not focus on these types of names in the Fund, we participated nicely in the rebound.
    Leading the performance pack in fiscal 2004 were the consumer, basic materials, health care and technology sectors. The Fund's generous weighting in all but the basic materials area certainly helped performance. We underweighted financial service firms (as is typically the case) and this helped performance; the sector's returns were constrained by fears of a Federal Reserve interest rate hike in the near future. On the negative side of the ledger, our underweighting in health care and slight overweighting in services detracted from the Fund's performance relative to the Index.
    Peeling back the onion to identify individual contributors to performance, we see a relatively familiar list of long-term holdings. Sandisk benefited from the digital camera boom. Altiris capitalized on the rise in enterprise spending. Urban Outfitters had superior store-level execution. Other important contributors to performance included long-term holdings in eResearchTechnology (provides healthcare data management tools), Netflix (provides online movie rentals) and Tractor Supply (operates specialty farm and ranch supply stores). Two holdings in the portfolio--NetScreen Technologies and Documentum--were acquired by other companies at healthy premiums during the period. As is typical for our style of investing, the poorest performers were stocks of companies that encountered earnings disappointments or fundamental growth problems. Falling into that category were Zoll Medical, Boston Communications Group and Cree, all of which we have eliminated from the portfolio.
    After the dramatic rise in small-cap stock prices that we have experienced during the past year, many small-cap investment managers are wondering aloud: Is the small-cap rally over? Have stocks moved too far, too fast? How much does the economy really matter? In fact, our answers to these questions lead us to a very positive outlook for the near-term. Using the 1990-91 recession and recovery as a guide, we do not consider the rally over. When economies recover, small, young, innovative companies tend to excel; their leverage to a domestic recovery often is substantial. We believe that the current economic recovery is no longer tenuous, but rather is showing signs of durability and sustainability--attributes that we know have historically led to earnings growth, positive surprise, and positive business momentum. Our commitment to investing in what we believe are the country's best emerging growth companies remains unwavering.

* Effective May 3, 2004.

                                             PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
-----------------------------------------------------------------------------------------------
                              One     Annualized   Annualized  Annualized   Annualized
                             Year       3 Year       5 Year      10 Year     Inception
                            Return      Return       Return      Return       to Date
-----------------------------------------------------------------------------------------------
   PBHG Class 2             59.45%      (7.43)%      (7.22)%      2.36%        4.89%
-----------------------------------------------------------------------------------------------
   Class A with load 3      49.82%      (9.52)%      (8.67)%      1.37%        3.93%
-----------------------------------------------------------------------------------------------
   Class A without load 3   58.96%      (7.72)%      (7.58)%      1.97%        4.49%
-----------------------------------------------------------------------------------------------
   Class C with load 3      56.86%      (8.39)%      (8.26)%      1.21%        3.72%
-----------------------------------------------------------------------------------------------
   Class C without load 3   57.86%      (8.39)%      (8.26)%      1.21%        3.72%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
 INVESTMENT IN THE PBHG
     EMERGING GROWTH
    FUND - PBHG CLASS
VERSUS THE RUSSELL 2000(R)
   GROWTH INDEX AND THE
 LIPPER SMALL-CAP GROWTH
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                           PBHG                   Russell 2000(R)            Lipper Small-Cap
                    Emerging Growth Fund           Growth Index 4         Growth Funds Average 5
6/14/93                    10000                       10000                       10000
6/30/93                    10120                       11413                       10000
7/31/93                    10320                       11527                       10052
8/31/93                    11440                       12079                       10596
9/30/93                    12650                       12478                       11025
10/31/93                   13220                       12839                       11168
11/30/93                   12480                       12319                       10757
12/31/93                   13258                       12806                       11293
1/31/94                    13800                       13146                       11607
2/28/94                    14244                       13089                       11616
3/31/94                    13258                       12285                       10925
4/30/94                    13420                       12303                       10926
5/31/94                    13008                       12028                       10680
6/30/94                    12152                       11514                       10147
7/31/94                    12520                       11678                       10329
8/31/94                    13854                       12535                       11048
9/30/94                    14797                       12587                       11156
10/31/94                   15816                       12721                       11386
11/30/94                   15621                       12207                       10970
12/31/94                   16411                       12494                       11214
1/31/95                    15704                       12240                       11057
2/28/95                    16324                       12805                       11525
3/31/95                    17497                       13179                       11918
4/30/95                    17878                       13377                       12005
5/31/95                    17976                       13553                       12206
6/30/95                    19617                       14487                       13125
7/31/95                    21584                       15616                       14253
8/31/95                    21834                       15808                       14470
9/30/95                    22627                       16134                       14896
10/31/95                   21942                       15340                       14457
11/30/95                   23257                       16017                       15003
12/31/95                   24361                       16372                       15277
1/31/96                    23780                       16237                       15186
2/29/96                    25136                       16977                       15964
3/31/96                    26275                       17313                       16491
4/30/96                    30079                       18642                       18066
5/31/96                    31457                       19598                       18971
6/30/96                    29509                       18324                       18092
7/31/96                    25443                       16087                       16270
8/31/96                    27448                       17278                       17348
9/30/96                    29999                       18168                       18460
10/31/96                   28404                       17384                       17882
11/30/96                   28347                       17868                       18263
12/31/96                   28522                       18216                       18491
1/31/97                    28817                       18671                       18979
2/28/97                    24603                       17544                       17846
3/31/97                    22672                       16306                       16704
4/30/97                    21601                       16117                       16497
5/31/97                    25874                       18539                       18739
6/30/97                    27357                       19168                       19835
7/31/97                    28216                       20150                       21209
8/31/97                    28522                       20755                       21612
9/30/97                    31289                       22411                       23357
10/31/97                   28687                       21065                       22196
11/30/97                   27616                       20563                       21776
12/31/97                   27475                       20575                       21898
1/31/98                    27145                       20300                       21618
2/28/98                    29111                       22092                       23403
3/31/98                    30406                       23019                       24604
4/30/98                    30618                       23160                       24818
5/31/98                    27899                       21478                       23183
6/30/98                    28758                       21697                       23739
7/31/98                    26321                       19885                       22108
8/31/98                    21401                       15295                       17417
9/30/98                    23296                       16846                       18730
10/31/98                   23013                       17725                       19504
11/30/98                   24826                       19099                       21132
12/31/98                   28300                       20828                       23347
1/31/99                    28394                       21765                       23926
2/28/99                    25098                       19774                       21782
3/31/99                    24353                       20478                       22723
4/30/99                    23762                       22286                       23782
5/31/99                    24790                       22321                       24003
6/30/99                    27579                       23497                       26113
7/31/99                    26929                       22771                       26040
8/31/99                    26669                       21919                       25693
9/30/99                    28784                       22342                       26341
10/31/99                   30699                       22914                       27740
11/30/99                   34007                       25337                       31138
12/31/99                   41981                       29803                       36711
1/31/00                    40339                       29525                       36344
2/29/00                    53650                       36395                       45165
3/31/00                    49029                       32569                       42902
4/30/00                    42901                       29280                       38359
5/31/00                    37691                       26717                       35325
6/30/00                    47522                       30168                       41016
7/31/00                    43244                       27583                       38469
8/31/00                    50353                       30484                       42862
9/30/00                    47595                       28969                       41250
10/31/00                   40425                       26618                       38589
11/30/00                   29859                       21785                       32021
12/31/00                   31394                       23118                       34737
1/31/01                    31182                       24989                       35699
2/28/01                    24729                       21564                       30937
3/31/01                    21105                       19603                       27979
4/30/01                    25707                       22003                       31412
5/31/01                    24914                       22513                       32116
6/30/01                    25152                       23127                       33041
7/31/01                    22758                       21154                       31128
8/31/01                    20537                       19833                       29282
9/30/01                    16490                       16633                       24875
10/31/01                   18381                       18233                       26868
11/30/01                   20497                       19755                       28931
12/31/01                   21172                       20985                       30693
1/31/02                    20114                       20238                       29754
2/28/02                    16980                       18928                       27858
3/31/02                    18818                       20573                       29978
4/30/02                    16834                       20128                       29181
5/31/02                    15353                       18951                       27754
6/30/02                    13555                       17344                       25789
7/31/02                    11743                       14679                       22186
8/31/02                    11306                       14672                       22191
9/30/02                     9931                       13612                       20766
10/31/02                   11227                       14300                       21601
11/30/02                   13092                       15718                       23204
12/31/02                   11095                       14634                       21700
1/31/03                    10883                       14237                       21145
2/28/03                    10606                       13857                       20527
3/31/03                    10500                       14067                       20870
4/30/03                    11650                       15398                       22585
5/31/03                    13184                       17133                       24745
6/30/03                    13713                       17463                       25447
7/31/03                    14864                       18784                       26997
8/31/03                    16265                       19792                       28512
9/30/03                    15908                       19291                       27796
10/31/03                   17641                       20958                       30323
11/30/03                   18143                       21641                       31296
12/31/03                   17376                       21738                       31283
1/31/04                    17892                       22880                       32613
2/29/04                    17389                       22845                       32577
3/31/04                    16742                       22951                       32525

1 The PBHG Emerging Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG Emerging Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and/or reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Peter J. Niedland began managing the Fund on January 1, 2003.
2 The PBHG Emerging Growth Fund-PBHG Class commenced operations on June 14,
  1993.
3 The PBHG Emerging Growth Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 2000(R) Growth Index please see the PBHG
  Disclosure Notes on page 128.
5 The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds
  Average at June 30, 1993. For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.

SECTOR WEIGHTINGS AT MARCH 31, 2004

Pie chart omitted -- plot points as follows:]

Basic Materials          1%
Consumer Cyclical       21%
Consumer Non-Cyclical    1%
Energy                   1%
Health Care             15%
Industrial               9%
Services                 8%
Technology              44%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Urban Outfitters                                  3.0%
Altiris                                           2.3%
Tractor Supply                                    2.1%
Dick's Sporting Goods                             1.9%
Gen-Probe                                         1.9%
Integrated Silicon Solutions                      1.8%
Omnivision Technologies                           1.8%
eResearch Technology                              1.8%
NetFlix                                           1.8%
Corporate Executive Board                         1.8%
------------------------------------------------------
% of  Total Portfolio Investments                20.2%

          PBHG FUNDS


PBHG GROWTH FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Peter J. Niedland, CFA and James M. Smith, CFA*

Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN: Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the fund's investment at the time of purchase. Investors should note that securities of smaller companies involve greater risk and price volatility than larger, more established companies. Also, the Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the 12 months ended March 31, 2004, PBHG Growth Fund (PBHG Class) returned at net asset value 31.94%, underperforming the 63.16% return of its benchmark, the Russell 2000(R) Growth Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. The benchmark's superior return is attributable, in part, to the performance of more value-oriented companies within the Index. Cyclical sectors, such as basic materials and industrials, as well as slower growth areas like financials and utilities, advanced at above-Index rates. As is typical of our strategy, we had no or lower-than-benchmark exposure to these sectors during the last twelve months because they lacked the strong, longer-term growth characteristics that we seek.
    Although we do not focus on making top-down forecasts, when the economy begins to accelerate, the number of fast-growing investment opportunities typically increases. In the decelerating economic environment that lingered since mid-2000, we had difficulty finding companies with good revenue and earnings per share growth.
    Early in the fiscal year, the threat of deflation weighed heavily on the market. However, falling interest rates improved the relative attractiveness of stocks versus bonds. Lower rates also prompted highly leveraged companies to refinance their debt, thereby strengthening their balance sheets. Unfortunately, higher quality companies with little or no debt did not benefit as much from lower interest rates. Given that we focus on companies with strong business momentum, earnings growth and appreciation potential, we did not own many of the companies in the index that enjoyed the strongest price performance.
    This was especially true in our technology holdings. Overall, the sector finally rebounded after three difficult years. Business spending on technology slowly improved in the last 12 months, boosting equity returns in the sector. Unfortunately, what appreciated the most in this sector were low-price, high beta, smaller capitalization stocks of highly leveraged, low quality, companies with turnaround stories. In fact, many technology stocks that looked as though they were on the brink of extinction (with share prices below $5) appreciated well over 100%.
    Clearly, small was "beautiful" throughout the market during the last year. The small-cap Russell 2000(R) Growth Index returned 63.16%, outperforming the largest growth companies, as measured by the Russell 1000(R) Growth Index with a 32.19% return, by a stunning 30.97% difference.

Portfolio Discussion
    Our overweighted position in technology helped the Fund's performance while our security selection in the sector detracted. QLogic a designer and supplier of storage area networking semiconductor chips, fell over 10% for the period. Seagate Technology also turned in a below-average performance. One notable winner was Symantec, best know by consumers for its Norton Antivirus products--its stock rose over 130% during the last 12 months as the company continues to penetrate corporate markets. Holdings of integrated circuit manufacturers, such as Broadcom and Marvell Technology Group, helped portfolio performance as demand for their products rose with the proliferation of broadband and wireless services.
    Our overweighted position in the services sector helped the Fund's return. Some of our best performers were education companies, which benefited from growing enrollments and economies of scale. Our holdings in this industry included Apollo Group and Corinthian Colleges, both appreciating over 60% for the year, and University of Phoenix Online and Career Education, each up over 100%. Another good performer in the services sector was Cognizant Technology Solutions, an Indian software development firm that is profiting from current outsourcing trends.
    Although our underweighting in the financial sector held back performance, many of the stocks we did hold in this sector turned in good returns. New York Community Bankcorp, the holding company for 110 banks in New York and New Jersey and the second largest producer of multi-family mortgage loans in the city of New York, more than doubled in value during the year due to positive business trends.
    We had a neutral weighting in the health care sector for the year but our security selection detracted from performance. One of our biggest disappointments came from Odyssey HealthCare, a hospice care provider. One of our better performers was Varian Medical Systems which designs and produces equipment and software for treating cancer with radiation therapy. Several other medical technology companies provided strong performance for the portfolio.
    We also found good opportunities in the consumer cyclical sector. Coach, a well-recognized name in designer handbags and other high quality accessories, produced continuously strong business results last year. Harmon International Industries also rose as the market for high-end automobile electronics prospered.
    Going forward, we believe there are a number of factors supporting continued economic growth. Business optimism, profitability and earnings visibility have all improved, helped by the rising stock market. Election years also tend to work in the market's favor and we believe President Bush's foot will remain on the economic accelerator. In our opinion, some uncertainties remain, including the growing budget deficit, the weak dollar, the anemic job market, rising oil prices, and the difficult geopolitical environment. Nevertheless, we believe there is certainly enough good news to build a case for optimism regarding the year ahead.

* Effective May 3, 2004.

                                                    PBHG FUNDS

                                                                PBHG GROWTH FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
---------------------------------------------------------------------------------------------------------
                           One Year    Annualized     Annualized    Annualized         Annualized
                            Return   3 Year Return  5 Year Return  10 Year Return   Inception to Date
---------------------------------------------------------------------------------------------------------
   PBHG Class 2             31.94%      (5.51)%        (1.85)%         4.29%              11.44%
---------------------------------------------------------------------------------------------------------
   Advisor Class 3          31.63%      (5.73)%        (2.07)%         4.11%              11.33%
---------------------------------------------------------------------------------------------------------
   Class A with load 4      24.04%      (7.68)%        (3.40)%         3.27%              10.72%
---------------------------------------------------------------------------------------------------------
   Class A without load 4   31.61%      (5.83)%        (2.25)%         3.89%              11.08%
---------------------------------------------------------------------------------------------------------
   Class C with load 4      29.61%      (6.55)%        (2.99)%         3.11%              10.24%
---------------------------------------------------------------------------------------------------------
   Class C without load 4   30.61%      (6.55)%        (2.99)%         3.11%              10.24%
---------------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


   COMPARISON OF CHANGE IN
   THE VALUE OF A $10,000
   INVESTMENT IN THE PBHG
  GROWTH FUND - PBHG CLASS
 VERSUS THE RUSSELL MID CAP
    GROWTH(R) INDEX, THE
RUSSELL 2000(R) GROWTH INDEX
   AND THE LIPPER MID-CAP
   GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                  Russell Midcap(R)            Russell 2000(R)                 Lipper Mid-Cap
                       Growth Fund                Growth Index 5              Growth Index 5               Growth Funds Average 6
12/31/85                   10000                       10000                       10000                           10000
1/31/86                    10250                       10192                       10228                           10206
2/28/86                    11080                       11091                       10983                           10994
3/31/86                    11510                       11757                       11482                           11588
4/30/86                    11640                       11885                       11763                           11707
5/31/86                    12580                       12631                       12194                           12476
6/30/86                    12680                       12827                       12233                           12658
7/31/86                    11700                       11806                       10918                           11532
8/31/86                    12380                       12342                       11153                           12041
9/30/86                    11240                       11319                       10245                           11095
10/31/86                   12193                       12002                       10766                           11713
11/30/86                   12676                       12115                       10718                           11889
12/31/86                   12394                       11755                       10358                           11618
1/31/87                    14728                       13388                       11691                           13158
2/28/87                    16509                       14385                       12823                           14346
3/31/87                    16871                       14580                       13175                           14520
4/30/87                    16911                       14200                       12767                           14319
5/31/87                    17046                       14292                       12677                           14407
6/30/87                    16508                       14877                       12991                           14590
7/31/87                    16604                       15554                       13302                           15141
8/31/87                    17548                       16196                       13687                           15750
9/30/87                    17524                       15838                       13413                           15493
10/31/87                   12898                       11487                        8994                           11383
11/30/87                   11840                       10688                        8399                           10553
12/31/87                   13832                       12079                        9273                           11884
1/31/88                    13566                       12202                        9454                           11956
2/29/88                    14814                       13203                       10334                           12867
3/31/88                    14660                       13262                       10888                           13000
4/30/88                    15011                       13337                       11151                           13286
5/31/88                    14576                       13101                       10783                           13080
6/30/88                    15684                       14091                       11579                           14037
7/31/88                    14969                       13558                       11363                           13608
8/31/88                    14099                       13041                       10950                           13136
9/30/88                    14744                       13557                       11260                           13682
10/31/88                   14449                       13475                       11073                           13538
11/30/88                   14119                       13151                       10642                           13208
12/31/88                   14780                       13640                       11162                           13801
1/31/89                    15792                       14444                       11638                           14676
2/28/89                    15553                       14326                       11667                           14639
3/31/89                    15244                       14501                       11991                           15004
4/30/89                    16467                       15327                       12588                           15933
5/31/89                    18020                       16142                       13191                           16793
6/30/89                    17004                       15925                       12767                           16341
7/31/89                    18401                       17173                       13365                           17590
8/31/89                    19177                       17838                       13749                           18175
9/30/89                    19896                       17831                       13907                           18354
10/31/89                   18852                       17088                       13146                           17559
11/30/89                   18698                       17492                       13263                           17749
12/31/89                   19109                       17935                       13413                           17990
1/31/90                    17501                       16273                       12029                           16495
2/28/90                    18537                       16607                       12485                           16978
3/31/90                    19377                       17303                       13057                           17639
4/30/90                    18948                       16825                       12669                           17214
5/31/90                    21627                       18555                       13799                           19050
6/30/90                    21823                       18784                       13881                           19136
7/31/90                    20716                       18185                       13250                           18570
8/31/90                    17984                       16071                       11332                           16473
9/30/90                    15483                       14982                       10259                           15190
10/31/90                   14787                       14702                        9683                           14713
11/30/90                   16614                       16275                       10574                           15944
12/31/90                   17266                       17014                       11078                           16694
1/31/91                    19518                       18290                       12118                           18021
2/28/91                    20782                       19901                       13510                           19437
3/31/91                    22659                       20940                       14462                           20479
4/30/91                    22284                       20754                       14290                           20256
5/31/91                    23271                       21803                       14980                           21358
6/30/91                    20664                       20615                       13961                           20096
7/31/91                    22323                       21655                       14593                           21454
8/31/91                    23449                       22332                       15238                           22400
9/30/91                    23074                       22306                       15467                           22420
10/31/91                   23745                       22806                       16126                           23156
11/30/91                   22724                       22054                       15285                           22262
12/31/91                   26179                       25015                       16748                           25218
1/31/92                    27174                       25238                       18064                           25778
2/29/92                    27447                       25293                       18257                           26227
3/31/92                    25782                       24254                       17207                           24994
4/30/92                    24862                       23789                       16208                           24129
5/31/92                    24688                       23836                       16171                           24180
6/30/92                    23544                       23127                       15140                           23184
7/31/92                    23420                       24158                       15615                           24072
8/31/92                    22649                       23841                       15014                           23511
9/30/92                    23644                       24364                       15433                           24094
10/31/92                   25061                       25097                       16068                           25127
11/30/92                   28298                       26683                       17568                           26989
12/31/92                   33612                       27194                       18050                           27831
1/31/93                    33003                       27515                       18274                           28385
2/28/93                    30891                       26668                       17281                           27239
3/31/93                    34668                       27440                       17726                           28290
4/30/93                    33868                       26313                       17164                           27339
5/31/93                    37613                       27555                       18193                           29021
6/30/93                    39822                       27442                       18236                           29294
7/31/93                    40302                       27355                       18418                           29431
8/31/93                    43375                       28945                       19300                           31082
9/30/93                    47344                       29292                       19938                           32173
10/31/93                   48145                       29764                       20514                           32437
11/30/93                   46320                       29071                       19684                           31341
12/31/93                   49312                       30238                       20461                           32632
1/31/94                    51258                       31016                       21006                           33529
2/28/94                    51777                       30749                       20913                           33271
3/31/94                    47592                       29300                       19629                           31451
4/30/94                    47884                       29228                       19659                           31442
5/31/94                    45192                       29271                       19218                           30977
6/30/94                    41591                       28012                       18397                           29567
7/31/94                    42888                       28788                       18659                           30362
8/31/94                    47657                       30505                       20028                           32363
9/30/94                    49052                       30002                       20112                           32227
10/31/94                   50577                       30520                       20326                           32953
11/30/94                   49571                       29174                       19504                           31664
12/31/94                   51654                       29583                       19964                           32247
1/31/95                    49122                       29939                       19557                           31989
2/28/95                    51849                       31532                       20461                           33425
3/31/95                    54219                       32782                       21058                           34618
4/30/95                    53667                       33057                       21375                           34906
5/31/95                    54089                       33872                       21655                           35510
6/30/95                    59998                       35414                       23147                           37992
7/31/95                    67238                       37642                       24951                           40917
8/31/95                    67141                       38055                       25259                           41478
9/30/95                    70712                       38902                       25779                           42622
10/31/95                   72660                       37919                       24511                           41770
11/30/95                   75550                       39613                       25593                           43249
12/31/95                   77660                       39635                       26160                           43517
1/31/96                    74186                       40335                       25944                           43652
2/29/96                    79673                       41860                       27127                           45358
3/31/96                    82140                       42190                       27663                           46170
4/30/96                    89056                       44228                       29787                           49245
5/31/96                    93114                       45132                       31314                           51102
6/30/96                    89348                       43768                       29279                           49349
7/31/96                    80128                       40370                       25705                           44804
8/31/96                    84218                       42552                       27608                           47510
9/30/96                    91621                       45255                       29030                           50765
10/31/96                   85192                       44724                       27777                           49663
11/30/96                   87465                       47359                       28550                           51451
12/31/96                   85290                       46562                       29107                           50962
1/31/97                    85225                       48622                       29834                           52888
2/28/97                    76102                       47551                       28032                           50255
3/31/97                    68375                       44864                       26054                           47104
4/30/97                    68667                       45963                       25752                           47622
5/31/97                    77141                       50082                       29623                           52612
6/30/97                    80420                       51467                       30627                           54717
7/31/97                    85972                       56394                       32197                           59155
8/31/97                    84153                       55844                       33163                           58806
9/30/97                    90192                       58670                       35809                           63040
10/31/97                   85160                       55732                       33659                           59951
11/30/97                   82465                       56318                       32856                           59615
12/31/97                   82433                       57057                       32875                           60438
1/31/98                    80290                       56030                       32436                           59525
2/28/98                    87757                       61298                       35300                           64864
3/31/98                    91653                       63867                       36781                           68211
4/30/98                    92010                       64735                       37006                           68893
5/31/98                    83569                       62072                       34318                           65352
6/30/98                    88212                       63828                       34668                           68424
7/31/98                    80095                       61094                       31774                           64955
8/31/98                    60388                       49433                       24439                           51717
9/30/98                    65063                       53173                       26917                           55565
10/31/98                   66524                       57088                       28321                           58132
11/30/98                   72530                       60938                       30518                           62393
12/31/98                   82920                       67249                       33279                           69992
1/31/99                    84705                       69265                       34776                           72435
2/28/99                    76167                       65878                       31595                           67662
3/31/99                    79576                       69547                       32720                           72215
4/30/99                    76102                       72716                       35610                           75393
5/31/99                    78764                       71781                       35666                           75204
6/30/99                    88764                       76792                       37545                           80830
7/31/99                    87530                       74347                       36384                           79771
8/31/99                    89803                       73574                       35023                           79595
9/30/99                    96978                       72948                       35699                           80534
10/31/99                  105776                       78589                       36613                           87525
11/30/99                  122561                       86727                       40485                           97266
12/31/99                  159576                      101744                       47620                          114706
1/31/00                   159543                      101724                       47177                          112802
2/29/00                   216428                      123109                       58153                          139198
3/31/00                   197803                      123236                       52040                          134855
4/30/00                   166851                      111273                       46785                          122556
5/31/00                   151392                      103163                       42689                          112997
6/30/00                   180997                      114109                       48203                          127822
7/31/00                   168367                      106884                       44072                          123565
8/31/00                   198511                      123003                       48708                          139765
9/30/00                   182277                      116989                       46288                          135166
10/31/00                  166582                      108983                       42531                          125691
11/30/00                  120137                       85300                       34809                          103042
12/31/00                  122895                       89791                       36939                          110018
1/31/01                   129968                       94920                       39929                          112273
2/28/01                   101003                       78502                       34455                           96364
3/31/01                    85908                       67267                       31322                           85436
4/30/01                   101833                       78479                       35157                           96680
5/31/01                   100212                       78111                       35972                           96689
6/30/01                   101319                       78152                       36952                           96187
7/31/01                    92033                       72881                       33800                           90858
8/31/01                    81600                       67599                       31689                           84307
9/30/01                    69588                       56427                       26576                           71931
10/31/01                   73342                       62359                       29133                           76599
11/30/01                   78479                       69072                       31565                           83225
12/31/01                   80454                       71697                       33530                           86412
1/31/02                    76266                       69369                       32337                           83561
2/28/02                    70101                       65437                       30244                           78898
3/31/02                    74843                       70431                       32873                           84089
4/30/02                    74883                       66702                       32161                           81029
5/31/02                    71800                       64712                       30281                           78371
6/30/02                    65952                       57570                       27713                           71302
7/31/02                    60025                       51977                       23454                           63780
8/31/02                    59037                       51796                       23443                           63052
9/30/02                    56271                       47681                       21750                           58891
10/31/02                   57891                       51374                       22850                           62189
11/30/02                   59590                       55395                       25115                           65746
12/31/02                   56034                       52048                       23383                           61571
1/31/03                    55362                       51537                       22748                           60715
2/28/03                    54295                       51089                       22141                           59799
3/31/03                    54927                       52041                       22476                           60618
4/30/03                    58207                       55584                       24603                           64837
5/31/03                    62317                       60932                       27376                           70290
6/30/03                    62198                       61801                       27904                           71379
7/31/03                    64055                       64010                       30013                           73984
8/31/03                    68046                       67535                       31625                           77869
9/30/03                    65913                       66225                       30824                           75377
10/31/03                   71959                       71563                       33487                           81467
11/30/03                   72828                       73477                       34579                           83308
12/31/03                   70378                       74279                       34734                           83708
1/31/04                    72670                       76732                       36558                           86010
2/29/04                    72986                       78019                       36502                           87025
3/31/04                    72472                       77870                       36673                           86956

1 The PBHG Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Michael S. Sutton, CFA and Peter J. Niedland, CFA began managing the Fund on November 13, 2003.
2 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
3 The performance shown for the Advisor Class prior to its inception on August
  16, 1996, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (1.92)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Growth Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 2000(R) Growth Index and the Russell Mid
  Cap Growth(R) Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the Russell 2000(R) Growth Index to the Russell Mid Cap Growth(R) Index to better reflect the manner in which the Fund invests.
6 The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at December 31, 1985. For more information on the Lipper Mid-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.

SECTOR WEIGHTINGS AT MARCH 31, 2004

Pie chart omitted -- plot points as follows:]

Consumer Cyclical   23%
Financial            3%
Health Care         22%
Industrial           7%
Services            10%
Technology          35%


% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Zebra Technologies, Cl A                          2.5%
Symantec                                          2.4%
Corporate Executive Board                         2.3%
New York Community Bancorp                        2.3%
Chico's FAS                                       2.2%
Broadcom, Cl A                                    2.1%
Coach                                             2.1%
Cognos                                            2.0%
Invitrogen                                        2.0%
Corinthian Colleges                               2.0%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 21.9%

            PBHG FUNDS


PBHG LARGE CAP 20 FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA and Gregory P. Chodaczek*

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the fund's investment. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Investors should also note that Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    For the fiscal year ended March 31, 2004, PBHG Large Cap 20 Fund (PBHG Class) returned 33.22% at net asset value. Fund performance was ahead of the benchmark Russell 1000(R) Growth Index gain of 32.18%, but narrowly trailed the S&P 500 Index, which increased 35.12%. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Our results relative to the broad market, as measured by the S&P 500 Index, were dampened by the superior performance of companies exhibiting more value-style characteristics. This is best demonstrated by the fact that the large capitalization Russell 1000(R) Value Index outdistanced its growth counterpart by 8.64%, notching a 40.82% return. The Index's performance was driven primarily by strong returns from sectors like basic materials, financials, and industrials, areas to which we typically have no or lower than benchmark exposure, as they generally lack strong longer-term growth characteristics. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, and funds that invest in limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. We believe the Fund's focus on high quality larger companies with strong prospects for growth will be beneficial to returns as the economic recovery progresses from its initial stages.
    Beginning in the second quarter of the fiscal year, we began to steadily increase our exposure to the technology sector. For the first time in over two years, we saw signs that growth prospects within the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings that we believed had more limited growth prospects for companies in the technology sector. During this time, our results relative to the broad market, as measured by the S&P 500 Index, were driven by the outperformance of technology and the underperformance by our holdings in the biotechnology and defense sectors.
    As the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Unfortunately, the stocks in the technology sector that appreciated most did not meet our investment criteria. These included many high beta, low quality, low priced stocks of companies that were generally smaller and highly debt leveraged, many of which were turnaround stories. Since we focus on larger companies that we believe are high quality and thriving, we did not participate in some of the stellar price performance seen within the technology sector. Although smaller company stocks outperformed large company issues over the past year, several of our technology issues were still able to post strong gains and accounted for the Fund's outperformance relative to the benchmark in the final six months of 2003. However, in the final quarter of the fiscal year, the stock market could no longer sustain its upward momentum, weighed down by concerns over employment, rising oil prices and the geopolitical climate. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

Portfolio Discussion
    Over the past twelve months, the Fund's health care selections significantly outpaced that area within the benchmark. Our favorable stock selection within this sector included both strong performing stocks that the Fund held, as well as our ability to avoid owning several poor performers. In general, medical technology performed well for the past twelve months, as evidenced by Boston Scientific which develops, manufactures and markets minimally invasive medical devices, was the largest contributor to Fund performance over the past twelve months. Although on average, large capitalization pharmaceutical stocks performed poorly, our position in Teva Pharmaceuticals Industries, which is one of the largest generic pharmaceutical companies in the world, boosted fund performance. We believe Teva operates with great efficiency and is well positioned to take advantage of the growing trend toward generic drugs. One health care name that negatively impacted Fund performance was Forest Laboratories, which subsequently sold.
    The Fund's technology holdings performed in line with the benchmark, posting significant gains for the period due primarily to semiconductor stocks. Reflective of this, the largest contributor to the Fund's technology return was Intel. Another top performing technology stock was Cisco Systems, helped by strong demand for its internet-related networking equipment. Symantec was also an excellent performer. As the proliferation of computer viruses and SPAM emails continued at an alarming rate, the demand for more sophisticated anti-hacker programs, such as Symantec's, were needed. The services sector was another area that outperformed the benchmark, largely due to the contributions of Apollo Group and eBay. On the downside, our performance in the consumer cyclical sector lagged the benchmark for the period.
    During the period, Fund turnover was higher than normal. As the economic recovery appeared to near an inflection point, we adjusted the positioning of the portfolio towards what we considered accelerating growth opportunities showing signs of renewed momentum. Wal-Mart, First Data, Bank of America, Medtronic, Forest Laboratories and Lockheed Martin were all holdings that were sold because we found what we believed to be more compelling opportunities in Staples, Symantec, Network Associates, Yahoo, Applied Materials and Broadcom, companies that we believed were all demonstrating signs of stronger business momentum and faster growth.
    Going forward, we still believe that the prospects for technology and health care companies continue to look attractive due to their strong earnings potential amid the economic recovery. Despite their favorable contributions to the benchmark over the period, we continue to lack exposure to the basic materials, consumer non-cyclical, transportation, and utilities sectors, as we have found what we consider better opportunities in other industries with stronger growth characteristics.
    We anticipate that, in general, large cap stocks could perform better in the remainder of 2004, reversing the recent dominance by small caps. Larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. Job prospects brightened as the Labor Department announced that March saw the best monthly job gain in four years, far exceeding expectations. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.

* Effective May 3, 2004.

                                                     PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                     AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------------
                               One Year       Annualized      Annualized     Annualized
                                Return      3 Year Return   5 Year Return  Inception to Date
----------------------------------------------------------------------------------------------
  PBHG Class 2                   33.22%         (5.31)%        (3.11)%          10.52%
----------------------------------------------------------------------------------------------
  AdvisorClass 3                 32.83%         (5.52)%        (3.25)%          10.41%
----------------------------------------------------------------------------------------------
  Class A with load 4            25.21%         (7.47)%        (4.64)%           9.21%
----------------------------------------------------------------------------------------------
  Class A without load 4         32.81%         (5.62)%        (3.50)%          10.09%
----------------------------------------------------------------------------------------------
  Class C with load 4            30.88%         (6.31)%        (4.21)%           9.28%
----------------------------------------------------------------------------------------------
  Class C without load 4         31.88%         (6.31)%        (4.21)%           9.28%
----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


  COMPARISON OF CHANGE IN
   THE VALUE OF A $10,000
INVESTMENT IN THE PBHG LARGE
 CAP 20 FUND - PBHG CLASS
 VERSUS THE RUSSELL 1000(R)
GROWTH INDEX, S&P 500 INDEX
 AND THE LIPPER LARGE-CAP
  GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                        PBHG Large                    S&P 500                 Russell 1000(R)                Lipper Large-Cap
                        Cap 20 Fund                   Index 5                 Growth Index 5              Growth Funds Average 6
11/30/96                   10000                       10000                       10000                           10000
12/31/96                    9841                        9802                        9804                            9759
1/31/97                    10462                       10414                       10492                           10356
2/28/97                    10001                       10496                       10421                           10180
3/31/97                     9260                       10065                        9857                            9644
4/30/97                     9881                       10665                       10511                           10149
5/31/97                    10912                       11315                       11270                           10878
6/30/97                    11523                       11822                       11721                           11332
7/31/97                    12854                       12762                       12758                           12408
8/31/97                    12234                       12047                       12011                           11858
9/30/97                    12914                       12707                       12602                           12490
10/31/97                   12424                       12283                       12136                           12049
11/30/97                   12494                       12851                       12652                           12299
12/31/97                   13084                       13072                       12793                           12452
1/31/98                    13355                       13217                       13176                           12637
2/28/98                    15097                       14170                       14167                           13634
3/31/98                    15998                       14896                       14732                           14301
4/30/98                    16278                       15045                       14935                           14534
5/31/98                    15848                       14787                       14512                           14162
6/30/98                    17589                       15387                       15400                           15000
7/31/98                    17609                       15224                       15298                           14859
8/31/98                    14516                       13023                       13002                           12511
9/30/98                    16708                       13857                       14001                           13348
10/31/98                   17069                       14984                       15127                           14213
11/30/98                   18320                       15892                       16277                           15194
12/31/98                   21960                       16808                       17745                           16766
1/31/99                    23995                       17511                       18787                           17813
2/28/99                    22294                       16967                       17929                           17136
3/31/99                    24400                       17645                       18873                           18099
4/30/99                    23337                       18329                       18897                           18220
5/31/99                    22527                       17896                       18317                           17694
6/30/99                    24178                       18889                       19599                           18925
7/31/99                    23540                       18299                       18977                           18389
8/31/99                    24512                       18209                       19287                           18384
9/30/99                    25372                       17710                       18881                           18220
10/31/99                   28136                       18830                       20307                           19445
11/30/99                   33614                       19213                       21403                           20551
12/31/99                   44567                       20345                       23629                           23042
1/31/00                    43320                       19322                       22521                           22159
2/29/00                    51964                       18957                       23622                           23677
3/31/00                    53163                       20811                       25313                           24856
4/30/00                    47264                       20185                       24109                           23435
5/31/00                    41293                       19771                       22895                           22153
6/30/00                    49926                       20258                       24630                           23670
7/31/00                    49542                       19942                       23603                           23168
8/31/00                    56665                       21180                       25740                           25080
9/30/00                    51916                       20062                       23305                           23537
10/31/00                   46677                       19977                       22202                           22408
11/30/00                   35502                       18402                       18930                           19638
12/31/00                   34725                       18492                       18331                           19658
1/31/01                    35483                       19148                       19597                           20137
2/28/01                    29172                       17402                       16270                           17312
3/31/01                    24542                       16300                       14500                           15619
4/30/01                    27008                       17567                       16333                           17182
5/31/01                    26719                       17684                       16093                           17041
6/30/01                    25741                       17254                       15720                           16547
7/31/01                    24652                       17084                       15327                           15991
8/31/01                    22089                       16015                       14074                           14686
9/30/01                    20008                       14721                       12669                           13250
10/31/01                   21111                       15002                       13333                           13799
11/30/01                   22819                       16153                       14614                           15081
12/31/01                   22447                       16294                       14587                           15133
1/31/02                    20918                       16057                       14329                           14800
2/28/02                    20325                       15747                       13735                           14162
3/31/02                    20876                       16339                       14210                           14728
4/30/02                    20284                       15349                       13050                           13736
5/31/02                    19443                       15235                       12734                           13434
6/30/02                    18368                       14150                       11556                           12354
7/31/02                    16357                       13047                       10921                           11449
8/31/02                    16246                       13133                       10954                           11483
9/30/02                    15447                       11706                        9817                           10459
10/31/02                   16219                       12736                       10718                           11282
11/30/02                   16164                       13485                       11300                           11763
12/31/02                   15392                       12693                       10519                           10940
1/31/03                    15034                       12360                       10264                           10729
2/28/03                    15061                       12175                       10217                           10641
3/31/03                    15640                       12293                       10407                           10847
4/30/03                    16536                       13306                       11177                           11603
5/31/03                    17431                       14007                       11735                           12167
6/30/03                    17748                       14186                       11896                           12278
7/31/03                    18630                       14436                       12192                           12616
8/31/03                    19223                       14717                       12495                           12893
9/30/03                    18341                       14561                       12362                           12656
10/31/03                   20008                       15385                       13056                           13400
11/30/03                   20311                       15520                       13193                           13501
12/31/03                   20463                       16334                       13649                           13873
1/31/04                    21179                       16634                       13928                           14117
2/29/04                    20904                       16865                       14016                           14187
3/31/04                    20835                       16611                       13756                           14023

1 The PBHG Large Cap 20 Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG Large Cap 20 Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Large Cap 20 Fund-PBHG Class commenced operations on November 29,
  1996.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (14.71)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Large Cap 20 Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 1000(R) Growth Index and the S&P 500 Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 1000(R) Growth Index to better reflect the manner in which the Fund invests.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at November 30, 1996. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical   13%
Financial            4%
Health Care         15%
Services            10%
Technology          58%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Symantec                                          7.3%
Bed, Bath & Beyond                                6.8%
Yahoo                                             6.6%
Cisco Systems                                     6.3%
Broadcom, Cl A                                    5.8%
Boston Scientific                                 5.8%
Apollo Group, Cl A                                5.6%
Xilinx                                            5.2%
Teva Pharmaceutical Industries-ADR                5.2%
Intel                                             5.0%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 59.6%

 PBHG FUNDS


PBHG LARGE CAP GROWTH FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA and Gregory P. Chodaczek*

Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations are similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
  For the fiscal year ended March 31, 2004, PBHG Large Cap Growth Fund (PBHG Class) returned 31.13% at net asset value. Fund performance narrowly trailed the benchmark Russell 1000(R) Growth Index gain of 32.18%, and the S&P 500 Index, which increased 35.12%. See standard performance for all shares classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Our results relative to the broad market, as measured by the S&P 500 Index, were dampened by the superior performance of companies exhibiting more value-style characteristics. This is best demonstrated by the fact that the large capitalization Russell 1000(R) Value Index outdistanced its growth counterpart by 8.64%, notching a 40.82% return. The Index's performance was driven primarily by strong returns from sectors like basic materials, financials, and industrials, areas to which we typically have no or lower than benchmark exposure, as they generally lack strong longer-term growth characteristics. Although past performance is no guarantee of future results and the investment returns of the Fund will flucuate, we believe the Fund's focus on high quality larger companies with strong prospects for growth will be beneficial to returns as the economic recovery progresses from its initial stages.
  For the first quarter of the fiscal year, the threat of deflation weighed on the market as the 10-year Treasury bond rallied significantly and the yield dropped from 4.01% on April 7, 2003, to 3.17% on June 16, 2003. The decrease in yields helped to support the stock market as the relative attractiveness of bonds decreased versus equities. Although the focus was on business spending to relieve consumers, whose strong spending had been fueled by savings from mortgage refinancings. Businesses remained cautious due to the lack of forward visibility amid an uncertain economic and geopolitical environment.
  Beginning in the second quarter of the fiscal year, we began to steadily increase our exposure to the technology sector. For the first time in over two years, we saw signs that growth prospects within the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings that we believed had more limited growth prospects for companies in the technology sector. During this time, our results relative to the broad market, as measured by the S&P 500 Index, were driven by the outperformance of technology and the underperformance by our holdings in the biotechnology and defense sectors.
  As the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Unfortunately, the stocks in the technology sector that appreciated most did not meet our investment criteria. These included many high beta, low quality, low priced stocks of companies that were generally smaller and highly debt leveraged, many of which were turnaround stories. Since we focus on larger companies that we believe are high quality and thriving, we did not participate in some of the stellar price performance seen within the technology sector. Although smaller company stocks outperformed large company issues over the past year, several of our technology issues were still able to post strong gains and accounted for the Fund's outperformance relative to the benchmark in the final six months of 2003. However, in the final quarter of the fiscal year, the stock market could no longer sustain its upward momentum, weighed down by concerns over employment, rising oil prices and the geopolitical climate. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

Portfolio Discussion
  Over the past twelve months, we continued to overweight health care, with significant holdings in the biotechnology and medical technology areas. On an overall basis, the Fund's health care selections significantly outpaced that area within the benchmark. Our favorable stock selection within this sector included both strong performing stocks that the Fund held, as well as our ability to avoid owning several poor performers. In general, medical technology performed well for the past twelve months. Boston Scientific, which develops, manufactures and markets minimally invasive medical devices, was the largest contributor to Fund performance over the past twelve months. Another stock that performed well was Gilead Sciences, which discovers, develops and commercializes therapeutics for patients with life-threatening infectious diseases. One healthcare holding that performed poorly was Forest Laboratories and was subsequently sold during the period.
  The Fund's technology holdings performed in line with the benchmark, posting significant gains for the period due primarily to semiconductor stocks. Reflective of this, the largest contributor to the Fund's technology return was Intel. Another top performing technology stock was Cisco Systems, helped by strong demand for its internet-related networking equipment. Symantec was also an excellent performer. As the proliferation of computer viruses and SPAM emails continued at an alarming rate, the demand for more sophisticated anti-hacker programs, such as Symantec's, were needed. The services sector was another area that outperformed the benchmark, largely due to the contributions of Apollo Group and eBay. On the negative side, the financial sector detracted from returns due to the Fund's underweight position relative to the index.
  Going forward, we still believe that the prospects for technology and health care companies continue to look attractive due to their strong earnings potential amid the economic recovery. Despite their favorable contributions to the benchmark over the period, we continue to lack exposure to the basic materials, consumer non-cyclical, transportation, and utilities sectors, as we have found what we consider better opportunities in other industries with stronger growth characteristics.
  We anticipate that, in general, large cap stocks could perform better in the remainder of 2004, reversing the recent dominance by small caps. Larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. Job prospects brightened as the Labor Department announced that March saw the best monthly job gain in four years, far exceeding expectations. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.
  Underlying economic growth has been steadily building strength and despite rising energy prices, inflation still remains low. Business optimism, profitability and earnings visibility have all improved, helped by the rising stock market. Election years also tend to work in the market's favor and we believe President Bush's foot will remain on the economic accelerator. Even with March's surprising employment gains, we believe the Federal Reserve will refrain from monetary tightening for some time to come, possibly until fall or the end of the year. In our view, this combination of low interest rates, improving company fundamentals and strong economic growth should keep stocks positive, although macroeconomic and geopolitical concerns may suppress the overall recovery somewhat. Once the weight of geopolitical issues subsides, the market could receive a boost from the growing stream of positive economic data.

* Effective May 3, 2004.

                                                  PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                          AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------------
                               One Year       Annualized     Annualized       Annualized
                                Return      3 Year Return  5 Year Return   Inception to Date
----------------------------------------------------------------------------------------------
  PBHG Class 2                   31.13%         (4.73)%         1.73%           12.96%
----------------------------------------------------------------------------------------------
  Advisor Class 3                30.76%         (4.98)%         1.56%           12.86%
----------------------------------------------------------------------------------------------
  Class A with load 4            23.25%         (6.85)%         0.24%           11.98%
----------------------------------------------------------------------------------------------
  Class A without load 4         30.79%         (4.99)%         1.44%           12.72%
----------------------------------------------------------------------------------------------
  Class C with load 4            28.80%         (5.70)%         0.68%           11.87%
----------------------------------------------------------------------------------------------
  Class C without load 4         29.80%         (5.70)%         0.68%           11.87%
----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
    IN THE PBHG LARGE CAP
  GROWTH FUND - PBHG CLASS
 VERSUS THE RUSSELL 1000(R)
GROWTH INDEX, S&P 500 INDEX
  AND THE LIPPER LARGE-CAP
    GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                        PBHG Large                    S&P 500                 Russell 1000(R)                Lipper Large-Cap
                      Cap Growth Fund                 Index 5                 Growth Index 5               Growth Funds Average 6
4/5/95                     10000                       10000                       10000                           10000
4/30/95                    10000                       10189                       10000                           10000
5/31/95                    10070                       10596                       10349                           10322
6/30/95                    10920                       10842                       10748                           10857
7/31/95                    11740                       11202                       11195                           11420
8/31/95                    12310                       11230                       11207                           11484
9/30/95                    13160                       11704                       11724                           11892
10/31/95                   13510                       11662                       11732                           11816
11/30/95                   13720                       12174                       12188                           12204
12/31/95                   13383                       12408                       12258                           12125
1/31/96                    14146                       12831                       12668                           12426
2/29/96                    14827                       12950                       12899                           12754
3/31/96                    14992                       13074                       12916                           12776
4/30/96                    15880                       13267                       13256                           13182
5/31/96                    16509                       13609                       13719                           13560
6/30/96                    16158                       13661                       13738                           13424
7/31/96                    15023                       13058                       12933                           12595
8/31/96                    15601                       13333                       13267                           13021
9/30/96                    16870                       14083                       14233                           13920
10/31/96                   16365                       14472                       14318                           14000
11/30/96                   16994                       15566                       15393                           14859
12/31/96                   16514                       15257                       15092                           14501
1/31/97                    17247                       16211                       16151                           15389
2/28/97                    16504                       16338                       16041                           15127
3/31/97                    14727                       15666                       15173                           14330
4/30/97                    15626                       16602                       16181                           15081
5/31/97                    17330                       17612                       17348                           16163
6/30/97                    18197                       18401                       18043                           16839
7/31/97                    19860                       19866                       19638                           18437
8/31/97                    18941                       18753                       18489                           17620
9/30/97                    20139                       19780                       19399                           18559
10/31/97                   19282                       19119                       18682                           17904
11/30/97                   19365                       20004                       19475                           18275
12/31/97                   20206                       20348                       19693                           18503
1/31/98                    19893                       20573                       20282                           18777
2/28/98                    22450                       22057                       21808                           20259
3/31/98                    23681                       23186                       22677                           21249
4/30/98                    23817                       23419                       22991                           21596
5/31/98                    23160                       23017                       22338                           21043
6/30/98                    24861                       23952                       23707                           22289
7/31/98                    24621                       23697                       23550                           22079
8/31/98                    19945                       20271                       20015                           18591
9/30/98                    21458                       21569                       21553                           19834
10/31/98                   21573                       23324                       23285                           21120
11/30/98                   22993                       24737                       25056                           22577
12/31/98                   26353                       26163                       27316                           24914
1/31/99                    27213                       27257                       28920                           26468
2/28/99                    25671                       26410                       27599                           25462
3/31/99                    27447                       27466                       29052                           26893
4/30/99                    27157                       28530                       29089                           27074
5/31/99                    26029                       27856                       28196                           26291
6/30/99                    27950                       29402                       30170                           28121
7/31/99                    26933                       28484                       29212                           27325
8/31/99                    27135                       28343                       29689                           27317
9/30/99                    27593                       27566                       29065                           27074
10/31/99                   30363                       29311                       31260                           28893
11/30/99                   34284                       29907                       32947                           30537
12/31/99                   44025                       31668                       36373                           34238
1/31/00                    44792                       30077                       34668                           32927
2/29/00                    56129                       29508                       36363                           35183
3/31/00                    54509                       32394                       38966                           36935
4/30/00                    48628                       31420                       37112                           34822
5/31/00                    44409                       30775                       35243                           32917
6/30/00                    52833                       31534                       37914                           35172
7/31/00                    52876                       31041                       36333                           34426
8/31/00                    59709                       32969                       39623                           37267
9/30/00                    56882                       31228                       35875                           34975
10/31/00                   51355                       31096                       34177                           33296
11/30/00                   42661                       28645                       29139                           29181
12/31/00                   43945                       28785                       28217                           29210
1/31/01                    44051                       29806                       30167                           29922
2/28/01                    39143                       27088                       25045                           25724
3/31/01                    34584                       25372                       22320                           23208
4/30/01                    37499                       27344                       25143                           25532
5/31/01                    37438                       27527                       24773                           25322
6/30/01                    36638                       26857                       24199                           24588
7/31/01                    35264                       26593                       23594                           23762
8/31/01                    32364                       24928                       21665                           21823
9/30/01                    28664                       22915                       19502                           19689
10/31/01                   29872                       23352                       20525                           20504
11/30/01                   31835                       25143                       22497                           22408
12/31/01                   31413                       25363                       22454                           22487
1/31/02                    30129                       24993                       22058                           21992
2/28/02                    28589                       24511                       21142                           21044
3/31/02                    29706                       25433                       21874                           21884
4/30/02                    28724                       23891                       20088                           20411
5/31/02                    27939                       23715                       19602                           19962
6/30/02                    26233                       22026                       17789                           18357
7/31/02                    23741                       20309                       16811                           17012
8/31/02                    23741                       20442                       16861                           17063
9/30/02                    22533                       18221                       15112                           15541
10/31/02                   23620                       19824                       16499                           16764
11/30/02                   23710                       20991                       17395                           17480
12/31/02                   22366                       19758                       16193                           16256
1/31/03                    22110                       19240                       15800                           15942
2/28/03                    22019                       18951                       15728                           15811
3/31/03                    22804                       19136                       16020                           16118
4/30/03                    23846                       20712                       17205                           17242
5/31/03                    25160                       21803                       18063                           18080
6/30/03                    25477                       22082                       18312                           18244
7/31/03                    26353                       22471                       18768                           18746
8/31/03                    26957                       22909                       19235                           19158
9/30/03                    26308                       22665                       19029                           18806
10/31/03                   28241                       23948                       20098                           19912
11/30/03                   28649                       24158                       20308                           20061
12/31/03                   29132                       25425                       21010                           20615
1/31/04                    30204                       25892                       21439                           20977
2/29/04                    30144                       26252                       21576                           21080
3/31/04                    29902                       25856                       21175                           20838

1 The PBHG Large Cap Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Large Cap Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Large Cap Growth Fund-PBHG Class commenced operations on April 5,
  1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (11.38)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Large Cap Growth Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 1000(R) Growth Index and the S&P 500 Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 1000(R) Growth Index to better reflect the manner in which the Fund invests.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at April 30, 1995. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical        16%
Consumer Non-Cyclical     5%
Energy                    1%
Financial                 7%
Health Care              22%
Industrial                4%
Services                  5%
Technology               40%

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Cisco Systems                                      3.1%
Boston Scientific                                  3.0%
Apollo Group, Cl A                                 2.8%
Symantec                                           2.7%
Intel                                              2.6%
Teva Pharmaceutical Industries-ADR                 2.5%
Microsoft                                          2.5%
Yahoo                                              2.4%
Bed, Bath & Beyond                                 2.4%
Nextel Communications, Cl A                        2.3%
--------------------------------------------------------
% of Total Portfolio Investments in Common Stock  26.3%

      PBHG FUNDS

PBHG SELECT GROWTH FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA and Gregory P. Chodaczek

Portfolio Profile

OBJECTIVE:  Long-term growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in growth securities that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Investors should also note that securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance Discussion
    For the fiscal year ended March 31, 2004, PBHG Select Growth Fund (PBHG Class) returned 33.10% at net asset value. Fund performance narrowly trailed the benchmark Russell 3000(R) Growth Index gain of 34.15%, and the S&P 500 Index, which increased 35.12%. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Our results relative to the broad market, as measured by the S&P 500 Index, were dampened by the strong performance of companies exhibiting more value-style characteristics. This is best demonstrated by the fact that the large capitalization Russell 1000(R) Value Index outdistanced its growth counterpart by 8.64%, notching a 40.86% return. The Index's performance was driven primarily by strong returns from sectors like basic materials, financials, and industrials, areas to which we typically have no or lower than benchmark exposure, as they generally lack strong longer-term growth characteristics. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, we believe the Fund's investment approach, which focuses on what we believe are promising growth companies across the market capitalization spectrum, can produce competitive returns over full market cycles.
    Beginning in the second quarter of the fiscal year, we began to steadily increase our exposure to the technology sector. For the first time in over two years, we saw signs that growth prospects within the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings that we believed had more limited growth prospects for companies in the technology sector. During this time, our results relative to the broad market, as measured by the S&P 500 Index, were driven by the outperformance of technology and the underperformance by our holdings in the biotechnology and defense sectors.
    As the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Unfortunately, the stocks in the technology sector that appreciated most did not meet our investment criteria. These included many high beta, low quality, low priced stocks of companies that were generally smaller and highly debt leveraged, many of which were turnaround stories. Since we focus on companies that we believe are high quality and thriving, we did not participate in some of the stellar price performance seen within the technology sector. Although smaller company stocks outperformed large company issues over the past year, several of our technology issues were still able to post strong gains and accounted for the Fund's outperformance relative to the benchmark in the final six months of 2003. However, in the final quarter of the fiscal year, the stock market could no longer sustain its upward momentum, weighed down by concerns over employment, rising oil prices and the geopolitical climate. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

Portfolio Discussion
    Over the past twelve months, we continued to overweight health care, with significant holdings in the biotechnology and medical technology areas. On an overall basis, the Fund's health care selections significantly outpaced that area within the benchmark. Our favorable stock selection within this sector included both strong performing stocks that the Fund held, as well as our ability to avoid owning several poor performers. In general, medical technology performed well for the past twelve months, while large capitalization pharmaceutical stocks, on average, performed poorly. Medicines and Gilead Sciences were two of our best performing biotechnology stocks in the Fund. Gilead Sciences discovers, develops and commercializes therapeutics for patients with life-threatening infectious diseases and has continued to gain market share for its antiretroviral agent. Medicines has seen the growth of its anticoagulant Angiomax(R) continue to soar for use in patients undergoing coronary angioplasty procedures. The poor performance of the large cap pharmaceutical sector was due to slowing growth of new blockbuster drugs, patent expirations, and the ongoing talk of government drug pricing and reimportation. For the past twelve months, the Fund did not own any large cap pharmaceutical companies.
    The Fund's technology holdings performed in line with the benchmark, posting significant gains for the period due primarily to semiconductor stocks. Reflective of this, three of the Fund's best performing stocks were semiconductor related, including Power Intergrations, Omnivision Technologies and Intel. Another top performing technology stock was Juniper Networks, as demand for Juniper's internet-related networking equipment continued to outpace analysts' expectations. Two holdings that performaned poorly in the technology sector were Foundry Networks and QLogic. Both suffered from the weaker than expected earnings and were eliminated from the fund. One name in the consumer cyclical sector that again performed extremely well was Coach. Helped by its strong brand recognition and new products, Coach has been riding the wave of economic recovery to the chorus of record-breaking revenues and earnings. For the past twelve months, Coach was the largest contributor to Fund performance. On the negative side, the financial sector detracted from returns due to the Fund's lack of exposure to this area.
    Going forward, we still believe that the prospects for technology and health care companies continue to look attractive due to their strong earnings potential amid the economic recovery. Despite their favorable contributions to the benchmark over the period, we continue to lack exposure to the basic materials, consumer non-cyclical, transportation, and utilities sectors, as we have found what we consider better opportunities in other industries with stronger growth characteristics.
    In our opinion, in general, large cap stocks could perform better in the remainder of 2004, reversing the recent dominance by small caps. We believe larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. Job prospects brightened as the Labor Department announced that March saw the best monthly job gain in four years, far exceeding expectations. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.

                                                    PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND


            INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------
                                 One          Annualized     Annualized     Annualized
                                 Year           3 Year         5 Year        Inception
                                Return          Return         Return         to Date
----------------------------------------------------------------------------------------
  PBHG Class 2                   33.10%          (7.69)%        (0.83)%       11.09%
----------------------------------------------------------------------------------------
  Class A with load 3            25.10%          (9.76)%        (2.38)%        9.96%
----------------------------------------------------------------------------------------
  Class A without load 3         32.73%          (7.96)%        (1.22)%       10.68%
----------------------------------------------------------------------------------------
  Class C with load 3            30.73%          (8.65)%        (1.96)%        9.85%
----------------------------------------------------------------------------------------
  Class C without load 3         31.73%          (8.65)%        (1.96)%        9.85%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
 INVESTMENT IN THE PBHG
   SELECT GROWTH FUND -
   PBHG CLASS VERSUS THE
RUSSELL 3000(R) GROWTH INDEX,
 THE S&P 500 INDEX AND THE
  LIPPER MULTI-CAP GROWTH
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                        PBHG Select               Russell 3000(R)                 S&P 500                    Lipper Multi-Cap
                        Growth Fund               Growth Index 4                  Index 4                  Growth Funds Average 5
4/5/95                     10000                       10000                       10000                           10000
4/30/95                    10210                       10000                       10189                           10000
5/31/95                    10620                       10328                       10596                           10267
6/30/95                    11930                       10756                       10842                           10981
7/31/95                    13680                       11243                       11202                           11773
8/31/95                    14240                       11268                       11230                           11911
9/30/95                    14850                       11757                       11704                           12279
10/31/95                   15300                       11705                       11662                           12045
11/30/95                   15690                       12166                       12174                           12473
12/31/95                   15836                       12255                       12409                           12480
1/31/96                    16184                       12614                       12831                           12619
2/29/96                    17382                       12878                       12950                           13090
3/31/96                    17690                       12918                       13075                           13183
4/30/96                    19206                       13324                       13267                           13937
5/31/96                    20804                       13813                       13609                           14461
6/30/96                    20015                       13733                       13661                           13985
7/31/96                    18059                       12838                       13058                           12812
8/31/96                    19257                       13230                       13333                           13441
9/30/96                    21562                       14164                       14084                           14441
10/31/96                   20322                       14179                       14472                           14304
11/30/96                   20793                       15179                       15566                           15013
12/31/96                   20269                       14937                       15258                           14772
1/31/97                    20765                       15919                       16211                           15593
2/28/97                    18324                       15731                       16338                           14879
3/31/97                    16461                       14857                       15667                           13994
4/30/97                    16927                       15743                       16602                           14331
5/31/97                    19203                       16978                       17613                           15745
6/30/97                    19979                       17649                       18402                           16358
7/31/97                    21852                       19147                       19866                           17985
8/31/97                    20765                       18184                       18753                           17629
9/30/97                    22804                       19136                       19780                           18819
10/31/97                   21231                       18382                       19120                           17993
11/30/97                   20600                       19037                       20005                           17959
12/31/97                   21655                       19230                       20348                           18076
1/31/98                    21221                       19725                       20573                           18142
2/28/98                    23383                       21232                       22057                           19714
3/31/98                    24987                       22083                       23187                           20717
4/30/98                    24935                       22372                       23420                           20955
5/31/98                    23476                       21645                       23017                           20056
6/30/98                    26466                       22872                       23952                           21250
7/31/98                    24325                       22565                       23697                           20680
8/31/98                    19596                       19029                       20271                           16925
9/30/98                    21490                       20526                       21570                           18448
10/31/98                   20196                       22130                       23324                           19346
11/30/98                   21707                       23816                       24738                           20964
12/31/98                   25773                       25964                       26163                           23716
1/31/99                    26115                       27462                       27257                           25436
2/28/99                    23745                       26115                       26410                           23912
3/31/99                    26829                       27459                       27467                           25610
4/30/99                    25897                       27659                       28531                           26137
5/31/99                    24790                       26875                       27857                           25531
6/30/99                    26942                       28722                       29403                           27481
7/31/99                    26363                       27811                       28485                           26959
8/31/99                    28318                       28157                       28344                           27137
9/30/99                    29157                       27642                       27567                           27303
10/31/99                   35023                       29633                       29311                           29372
11/30/99                   44490                       31333                       29907                           32169
12/31/99                   67241                       34746                       31668                           37679
1/31/00                    70543                       33210                       30077                           36564
2/29/00                   101120                       35285                       29508                           42516
3/31/00                    91437                       37281                       32395                           42627
4/30/00                    71213                       35363                       31420                           38871
5/31/00                    63034                       33492                       30776                           36259
6/30/00                    86290                       36149                       31534                           40095
7/31/00                    83575                       34531                       31041                           39077
8/31/00                    97524                       37691                       32969                           43438
9/30/00                    89239                       34239                       31229                           41101
10/31/00                   77124                       32538                       31097                           38298
11/30/00                   51729                       27668                       28645                           31963
12/31/00                   50732                       26957                       28785                           32593
1/31/01                    52922                       28842                       29807                           33561
2/28/01                    40987                       24012                       27089                           28282
3/31/01                    32706                       21430                       25373                           25112
4/30/01                    37677                       24134                       27344                           28153
5/31/01                    37369                       23846                       27528                           27910
6/30/01                    37246                       23387                       26858                           27475
7/31/01                    33887                       22704                       26593                           26132
8/31/01                    30072                       20876                       24928                           23960
9/30/01                    25815                       18706                       22915                           20838
10/31/01                   27341                       19738                       23352                           22111
11/30/01                   30220                       21618                       25144                           24291
12/31/01                   30011                       21667                       25364                           24709
1/31/02                    28510                       21257                       24994                           24052
2/28/02                    26639                       20342                       24512                           22707
3/31/02                    27981                       21116                       25434                           23904
4/30/02                    26492                       19480                       23892                           22577
5/31/02                    25286                       18959                       23716                           21966
6/30/02                    23243                       17216                       22026                           20052
7/31/02                    21078                       16152                       20309                           18274
8/31/02                    20401                       16197                       20443                           18208
9/30/02                    19195                       14549                       18221                           16799
10/31/02                   20598                       15845                       19825                           18038
11/30/02                   21312                       16749                       20992                           19128
12/31/02                   19823                       15592                       19758                           17705
1/31/03                    18937                       15211                       19240                           17482
2/28/03                    18986                       15120                       18952                           17307
3/31/03                    19331                       15398                       19136                           17589
4/30/03                    20672                       16556                       20712                           18903
5/31/03                    22161                       17449                       21803                           20234
6/30/03                    22087                       17696                       22082                           20541
7/31/03                    23379                       18198                       22472                           21248
8/31/03                    24868                       18689                       22909                           22030
9/30/03                    23908                       18468                       22666                           21554
10/31/03                   25963                       19546                       23948                           23108
11/30/03                   26529                       19783                       24159                           23482
12/31/03                   25815                       20422                       25426                           23882
1/31/04                    26418                       20888                       25893                           24471
2/29/04                    26037                       21008                       26252                           24655
3/31/04                    25729                       20656                       25856                           24529

1 The PBHG Select Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.
2 The PBHG Select Growth Fund-PBHG Class commenced operations on April 5, 1995. 3 The PBHG Select Growth Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 3000(R) Growth Index and S&P 500 Index please see the PBHG Disclosure Notes on page 128. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 3000(R) Growth Index to better reflect the manner in which the Fund invests.
5 The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds
  Average at April 30, 1995. For more information on the Lipper Multi-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical   15%
Health Care         30%
Services            11%
Technology          44%


% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Juniper Networks                                    5.1%
CDW                                                 4.8%
Coach                                               4.8%
Yahoo                                               4.7%
Medicines                                           4.5%
Jabil Circuit                                       4.4%
Gilead Sciences                                     4.3%
Omnivision Technologies                             4.3%
Neurocrine Biosciences                              4.2%
Martek Biosciences                                  4.2%
--------------------------------------------------------
% of  Total Portfolio Investments in Common Stock  45.3%

            PBHG FUNDS


PBHG STRATEGIC SMALL COMPANY FUND

PORTFOLIO MANAGERS: James M. Smith, CFA and Jerome J. Heppelmann, CFA

Portfolio Profile

OBJECTIVE:  Growth of capital

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies.

STRATEGY: The Fund's strategy is to invest in equity securities Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently tading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment. Pilgrim Baxter may from time to time strategically adjust the mix of equity securities in the Fund, depending upon economic and market conditions. Investors should also note that securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals, or to invest in a company with more attractive long-term growth potential.

Performance
    PBHG Strategic Small Company Fund (PBHG Class) posted a net asset value return of 56.88% for the fiscal year ended March 31, 2004 slightly trailing the return of the Fund's benchmark, the Russell 2000(R) Index, which rose by 63.83%. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment returns of the Fund will fluctuate. Separating the results into the Fund's two components, the growth segment rose by 62.10% and the blend portion gained 57.50%.
    The Fund is structured to combine strong growth potential during favorable market environments, with some downside protection contributed by the portfolio's more blend oriented component. The Adviser periodically reviews the allocation between the two styles, which is affected by changing market dynamics and asset flows into and out of the Fund. Due in part to the relatively similar gains enjoyed by both styles during the year, no action was taken to rebalance between styles. As of March 31, 2004, the Fund had 55% of its equity assets invested in growth and 45% in blend.

Portfolio Discussion - Growth
    The long awaited recovery in share prices for small capitalization growth equities began in earnest around the beginning of the Fund's fiscal year. The call for patience, which seemed like a very tired appeal during the three year bear market that saw the NASDAQ Composite Index lose 78% of its value, was finally rewarded this past 12 months. Despite the myriad of war and terror related uncertainties, the impact of low interest rates was again proven in a powerful productivity driven economic rebound. As history shows, the early to intermediate stages of a recovering business cycle are typically the most favorable for young, high growth companies. Indeed, lowered expectations were easily exceeded, year-over-year operating gains were large and easily noticed in reported financials, and forward looking company guidance moved from cautious to cautiously optimistic.
    As evidence of an economic recovery continued to build, the growth portion of the Fund returned to a more typical overweight position in the technology sector. While still well below the levels maintained during the boom period of 1999 and early 2000, this significant exposure helped the Fund, as it was by far the top performing area within the small cap landscape over the past year. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. The very smallest and lowest quality names, which are generally not of interest to the Fund, were among the strongest performers. Nevertheless, we were able to participate nicely in the technology rebound. Also benefiting performance during the year was our relative lack of exposure to the financial services sector. This was a weak performing sector during the period and had a healthy weighting in the Index. Strong stock selection in consumer stocks also aided performance. On the negative side, the growth portion of the Fund was hurt by an increased weighting in the services sector, a relatively defensive segment, and by weaker stock selection in health care. A number of long time holdings, which were also significant positions in terms of size, are worth noting as positive contributors. Sandisk and Omnivision Technologies, both serving the digital camera marketplace, were both up significantly during the year. Other important contributors include Career Education, Urban Outfitters, Gen-Probe, and eResearch Technology. Negative performers typically derive from disappointing or decelerating earnings, and we seek to reduce or eliminate these names in an orderly manner. Boston Communications Group, Sigma Designs, and Regeneration Technologies would fall into this category.
    We believe the economy and financial markets have completed their initial "bounce back" phase off cyclical lows and are now entering a phase of economic expansion that is both sustainable and capable of extending for several years. Across sectors, top-performing companies will now, in our opinion, more easily stand out against others in their peer groups. Companies with compelling business models that are accompanied by strong execution from winning management teams should flourish, and surprise observers with dramatic earnings reports. We anticipate that technology spending, depressed for several years, will increase rapidly as corporate profits expand and we believe this should have a leveraged positive impact throughout the various sub-sectors that comprise the technology chain. Historically low interest rates and a recovery in job creation have allowed consumer spending to stay strong. We think this is an excellent time for investors to reaffirm their commitment to dynamic, young companies with the strongest prospects for growth, as conditions are very favorable for the style of investment pursued by the growth portion of the Fund.

Portfolio Discussion - Blend
    By far the largest contributor to the blend portion of the Fund over the past 12 months has been our stock selection in the technology sector. Unfortunately, our underweighting of this sector during the period compromised its impact. March of 2003 saw the small cap technology sector beginning to exhibit many of the characteristics we look for when investing. It is a dynamic sector that has the potential to grow at a rate much higher than the economy as a whole. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In retrospect, we wish we had overweighted this sector immediately upon seeing some of these more positive characteristics. On the other hand, we were slightly overweight versus the benchmark to the semiconductor segment of the technology sector throughout most of the year. Towards the end of the period we took the opportunity to trim or sell many of our semiconductor positions while the stock prices still reflected, in our view, their good news. Companies in this industry that were significant winners, but no longer meet our criteria for investment included Fairchild Semiconductor International, Lam Research and Cypress Semiconductor.
    In addition to our strong performance in the semiconductor industry, we also had some good performers from the software industry. Unlike semiconductors, however, we remain very bullish on this sector and feel the software segment is still worthy of an overweight position relative to the benchmark. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Top performers that we still believe hold significant upside include Filenet and Parametric Technology.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt (or refinance) to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. Primary contributors to this underperformance were our lack of exposure to the gaming stocks (both casino gaming and video gaming). Our emphasis in this sector instead, has been on broadcasting companies. We are confident that 2004 will be a strong year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Emmis Communications and Sinclair Broadcast Group.
    Another area detracting from performance during the year was the energy sector. Yes, we are still bullish on energy. We have been overweight to this sector for the past few quarters and remain pleased with our holdings. Energy prices have remained high, natural gas storage levels fell dramatically throughout the winter and we believe the long-term outlook for these companies remains positive. The valuation level of these stocks continues to be compelling, especially relative to the average company in the small-cap range.
    Going forward we believe that low interest rates, improving company fundamentals and continued economic growth should help boost the market. We want to remind our investors of our approach to equity investing. We attempt to balance a company's valuation with its near-term operating dynamics and long-term growth potential. We also believe you should add to positions in times of weakness, as evidenced by our trimming of semiconductor companies and banks, while adding to our software and broadcasting positions going forward. We are confident that we are continuing to identify stocks that we believe will be winners over the long-term.

                                           PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND


           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.


                      AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
-----------------------------------------------------------------------------------------------
                                 One Year     Annualized     Annualized        Annualized
                                  Return    3 Year Return   5 Year Return   Inception to Date
-----------------------------------------------------------------------------------------------
  PBHG Class 2                    56.88%         4.23%          10.54%          9.70%
-----------------------------------------------------------------------------------------------
  Advisor Class 3                 56.49%         4.11%          10.46%          9.65%
-----------------------------------------------------------------------------------------------
  Class A with load 4             47.68%         2.06%           9.02%          8.47%
-----------------------------------------------------------------------------------------------
  Class A without load 4          56.63%         4.08%          10.32%          9.35%
-----------------------------------------------------------------------------------------------
  Class C with load 4             54.31%         3.20%           9.43%          8.49%
-----------------------------------------------------------------------------------------------
  Class C without load 4          55.31%         3.20%           9.43%          8.49%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


  COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
  IN THE PBHG STRATEGIC SMALL
   COMPANY FUND - PBHG CLASS
VERSUS THE RUSSELL 2000(R) INDEX
   AND THE LIPPER SMALL-CAP
    GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                      PBHG Strategic              Russell 2000(R)            Lipper Small-Cap
                    Small Company Fund                Index 5             Growth Funds Average 5
12/31/96                   10000                       10000                       10000
1/31/97                    10120                       10200                       10264
2/28/97                     9350                        9952                        9651
3/31/97                     8860                        9483                        9034
4/30/97                     8750                        9509                        8922
5/31/97                    10270                       10567                       10134
6/30/97                    11130                       11020                       10727
7/31/97                    12170                       11533                       11470
8/31/97                    12410                       11797                       11688
9/30/97                    13440                       12660                       12631
10/31/97                   12820                       12104                       12004
11/30/97                   12520                       12026                       11777
12/31/97                   12567                       12236                       11843
1/31/98                    12502                       12043                       11691
2/28/98                    13439                       12933                       12657
3/31/98                    13870                       13467                       13306
4/30/98                    13999                       13541                       13422
5/31/98                    12922                       12812                       12537
6/30/98                    13073                       12839                       12838
7/31/98                    12244                       11800                       11956
8/31/98                     9466                        9508                        9419
9/30/98                    10004                       10252                       10129
10/31/98                   10381                       10671                       10548
11/30/98                   11501                       11230                       11428
12/31/98                   12835                       11924                       12626
1/31/99                    13105                       12083                       12939
2/28/99                    11957                       11104                       11780
3/31/99                    11856                       11278                       12289
4/30/99                    12092                       12288                       12861
5/31/99                    12576                       12468                       12981
6/30/99                    13937                       13032                       14122
7/31/99                    13960                       12674                       14082
8/31/99                    14083                       12205                       13895
9/30/99                    14308                       12208                       14245
10/31/99                   14815                       12257                       15002
11/30/99                   16209                       12989                       16840
12/31/99                   19482                       14459                       19854
1/31/00                    19188                       14227                       19655
2/29/00                    24796                       16577                       24426
3/31/00                    23682                       15484                       23202
4/30/00                    21514                       14552                       20745
5/31/00                    20559                       13704                       19104
6/30/00                    24625                       14898                       22181
7/31/00                    22898                       14419                       20804
8/31/00                    26265                       15519                       23180
9/30/00                    26008                       15063                       22308
10/31/00                   24331                       14391                       20869
11/30/00                   19727                       12913                       17317
12/31/00                   21799                       14022                       18786
1/31/01                    22342                       14752                       19306
2/28/01                    19024                       13785                       16731
3/31/01                    17279                       13110                       15131
4/30/01                    19353                       14136                       16988
5/31/01                    20039                       14483                       17369
6/30/01                    20425                       14983                       17869
7/31/01                    19496                       14172                       16834
8/31/01                    18509                       13715                       15836
9/30/01                    15691                       11868                       13453
10/31/01                   17093                       12563                       14530
11/30/01                   18466                       13536                       15646
12/31/01                   19624                       14371                       16599
1/31/02                    18938                       14222                       16091
2/28/02                    17579                       13832                       15066
3/31/02                    19124                       14943                       16212
4/30/02                    18537                       15080                       15781
5/31/02                    17450                       14410                       15010
6/30/02                    16177                       13695                       13947
7/31/02                    13603                       11627                       11998
8/31/02                    13688                       11597                       12001
9/30/02                    12673                       10764                       11230
10/31/02                   13302                       11110                       11682
11/30/02                   14361                       12101                       12549
12/31/02                   13088                       11427                       11736
1/31/03                    12730                       11111                       11435
2/28/03                    12258                       10775                       11101
3/31/03                    12473                       10914                       11287
4/30/03                    13703                       11949                       12214
5/31/03                    15190                       13231                       13382
6/30/03                    15662                       13471                       13762
7/31/03                    16764                       14313                       14600
8/31/03                    17736                       14970                       15419
9/30/03                    17322                       14693                       15032
10/31/03                   18981                       15927                       16399
11/30/03                   19753                       16492                       16925
12/31/03                   19267                       16827                       16918
1/31/04                    19939                       17558                       17637
2/29/04                    19767                       17715                       17618
3/31/04                    19567                       17881                       17590

1 The PBHG Strategic Small Company Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Strategic Small Company Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Strategic Small Company Fund-PBHG Class commenced operations on
  December 31, 1996.
3 The performance shown for the Advisor Class prior to its inception on August
  31, 2002, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to August 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 24.98%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Strategic Small Company Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 2000(R) Index and the Lipper Small-Cap
  Growth Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials           1%
Consumer Cyclical        18%
Consumer Non-Cyclical     1%
Energy                    6%
Financial                 9%
Health Care              16%
Industrial                7%
Services                 11%
Technology               30%
Transportation            1%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Tractor Supply                                    1.5%
Urban Outfitters                                  1.5%
University of Phoenix Online                      1.3%
Omnivision Technologies                           1.3%
Too                                               1.3%
Career Education                                  1.2%
Silicon Laboratories                              1.2%
Gen-Probe                                         1.1%
American Healthways                               1.1%
Meristar Hospitality                              1.1%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 12.6%

PBHG FUNDS

PBHG DISCIPLINED EQUITY FUND


PORTFOLIO MANAGERS: Harindra de Silva, CFA, Gregory McMurran, Dennis Bein, CFA and Steven Sapra, CFA

Portfolio Profile

OBJECTIVE:  Above-average total returns.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in securities of any size, it usually invests in medium to large capitalization companies valued at more the $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

STRATEGY: Analytic Investors Inc., the Fund's sub-adviser, selects securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's systems seeks to determine a security's intrinsic
(true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Performance
    For the year ended March 31, 2004, PBHG Disciplined Equity (PBHG Class) total return at net asset value was 34.50% versus 35.12% for the S&P 500 Index. See standard performance for all share classes in the table on the following page. Please remember that past performance is no guarantee of future results and the investment return of the Fund will fluctuate. Investors welcomed an economic recovery with real output growing 4.3% for the trailing twelve months, leading to a surge in reported profits by the companies in the S&P 500 Index. The equity rally was further aided by interest rates which were at a 45-year low and core inflation, which excludes volatile food and energy prices, was up a mere 1.2% over the previous 12 months. A major reason the economy was able to grow without stimulating inflation was improved productivity, which reached a 20-year high in the 4th quarter of 2003. Investors also welcomed the tax cut package signed into law by President Bush. Throughout the period, equity prices moved higher as the combination of low interest rates, tax cuts, and growth without inflation helped to restart the U.S. economy.

Portfolio Discussion
    Our investment process analyzes over 70 characteristics in seeking to identify what investors are rewarding and penalizing in the current economic environment. What makes our process unique is that we believe the desirability of these characteristics changes based on the business cycle and current economic conditions. By identifying these changes using an adaptive valuation model, we are able to systematically identify attractive valuation opportunities.
    The market environment of two years ago was not kind for equity investors, to say the least. To the delight of many investors, the market environment changed dramatically in the 2nd quarter of 2003, as equities returned to favor. Our investment process is designed to adapt to changing market environments. As reported in last year's shareholder letter, entering April 2003 investors were avoiding stocks with unstable earnings and volatile share prices and rewarding high quality stocks. This changed in the second quarter of 2003 though as lower quality companies began to perform well. For instance, stocks with high earnings variation actually outperformed in the strong equity market. Our adaptive investment process accounts for such shifts and we began seeking stocks with this characteristic.
    Furthermore, our process maintained exposure to companies with above average sales-to-price, predicted earnings-to-price, and recent earnings growth as these companies continued to perform well. Also, companies with higher than average debt continued to perform well in the low interest rate environment.
    In terms of security selection, our process added value in the majority of sectors, with utilities being the strongest. One of the top contributors to performance was our overweight position in Nextel Communications, which rallied after it announced it would eliminate high interest debt to cut future interest expenses and strengthen its balance sheet. The Fund also benefited from an overweight position in TXU which rallied after announcing it hired C. John Wilder, a recognized leader in the utility industry, as its new Chief Executive Officer.
    A primary reason for our underperformance relative to the benchmark was our stock selection was not as strong in the financial services sector, as a few stocks negatively impacted performance. For example, an overweight position in Federal Home Loan Mortgage Company, or Freddie Mac as it is commonly known, detracted from performance. A federal investigation into potential earnings manipulation caused the Board of Directors of Freddie Mac to make significant changes in upper management, electing new chief executive, chief operating, and chief financial officers at the start of June. The investigation and management shakeup caused not only Freddie Mac's stock to plummet, but also negatively impacted another government-sponsored fund holding, Federal National Mortgage Association, or Fannie Mae.
    Our investment process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. We believe that positioning the Fund towards stocks with these characteristics will add value in the long run. We continue to favor companies with above average return on equity and return on assets. In addition, we are currently positioned toward companies with higher than average earnings-to-price. We appreciate your loyalty and continuing investment.

                                              PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND


           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                 AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
----------------------------------------------------------------------------------------
                              One     Annualized   Annualized  Annualized   Annualized
                             Year       3 Year       5 Year      10 Year     Inception
                            Return      Return       Return      Return       to Date
----------------------------------------------------------------------------------------
   PBHG Class 2             34.50%      (0.63)%      (0.95)%      11.70%      10.92%
----------------------------------------------------------------------------------------
   Class A with load 3      26.36%      (3.03)%      (2.57)%      10.39%       9.63%
----------------------------------------------------------------------------------------
   Class A without load 3   33.98%      (1.09)%      (1.41)%      11.05%      10.24%
----------------------------------------------------------------------------------------
   Class C with load 3      32.01%      (1.82)%      (2.15)%      10.21%       9.42%
----------------------------------------------------------------------------------------
   Class C without load 3   33.01%      (1.82)%      (2.15)%      10.21%       9.42%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

 COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
  INVESTMENT IN PBHG
DISCIPLINED EQUITY FUND -
   PBHG CLASS VERSUS
   THE S&P 500 INDEX
AND THE LIPPER LARGE-CAP
  CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                     PBHG Disciplined                 S&P 500                Lipper Large-Cap
                        Equity Fund                   Index 4              Core Funds Average 5
7/1/93                     10000                       10000                       10000
7/31/93                     9845                       10189                       10000
8/31/93                    10217                       10575                       10386
9/30/93                    10109                       10494                       10415
10/31/93                   10343                       10711                       10585
11/30/93                   10156                       10609                       10426
12/31/93                   10401                       10737                       10669
1/31/94                    10734                       11102                       11008
2/28/94                    10501                       10801                       10797
3/31/94                    10078                       10330                       10330
4/30/94                    10196                       10463                       10422
5/31/94                    10397                       10634                       10510
6/30/94                    10167                       10374                       10221
7/31/94                    10438                       10714                       10514
8/31/94                    10810                       11154                       10942
9/30/94                    10500                       10881                       10699
10/31/94                   10704                       11125                       10873
11/30/94                   10262                       10720                       10475
12/31/94                   10375                       10879                       10591
1/31/95                    10632                       11161                       10740
2/28/95                    11010                       11596                       11141
3/31/95                    11303                       11939                       11444
4/30/95                    11666                       12290                       11715
5/31/95                    12132                       12781                       12090
6/30/95                    12437                       13078                       12446
7/31/95                    12888                       13512                       12913
8/31/95                    12888                       13546                       12963
9/30/95                    13448                       14117                       13399
10/31/95                   13378                       14067                       13295
11/30/95                   13849                       14684                       13821
12/31/95                   14041                       14967                       13986
1/31/96                    14483                       15477                       14401
2/29/96                    14748                       15620                       14660
3/31/96                    14802                       15771                       14798
4/30/96                    14908                       16003                       15070
5/31/96                    15334                       16416                       15431
6/30/96                    15367                       16478                       15395
7/31/96                    14638                       15751                       14675
8/31/96                    14922                       16083                       15071
9/30/96                    15499                       16988                       15882
10/31/96                   15927                       17456                       16169
11/30/96                   17120                       18776                       17231
12/31/96                   17268                       18404                       16932
1/31/97                    18081                       19554                       17812
2/28/97                    17965                       19707                       17800
3/31/97                    17505                       18897                       17049
4/30/97                    18273                       20025                       17850
5/31/97                    19111                       21245                       18958
6/30/97                    20123                       22196                       19737
7/31/97                    21897                       23962                       21297
8/31/97                    21127                       22620                       20355
9/30/97                    22553                       23859                       21402
10/31/97                   21171                       23062                       20668
11/30/97                   22178                       24130                       21321
12/31/97                   22418                       24544                       21664
1/31/98                    22684                       24816                       21835
2/28/98                    24625                       26605                       23403
3/31/98                    26147                       27968                       24454
4/30/98                    26786                       28249                       24696
5/31/98                    26786                       27764                       24160
6/30/98                    27873                       28891                       25032
7/31/98                    27761                       28584                       24667
8/31/98                    23549                       24451                       20949
9/30/98                    25641                       26018                       22208
10/31/98                   27846                       28134                       23865
11/30/98                   29203                       29839                       25295
12/31/98                   30897                       31558                       27025
1/31/99                    31832                       32878                       28011
2/28/99                    30925                       31856                       27090
3/31/99                    31946                       33131                       28173
4/30/99                    34043                       34414                       29106
5/31/99                    33561                       33601                       28471
6/30/99                    35801                       35466                       30083
7/31/99                    34793                       34359                       29240
8/31/99                    34850                       34189                       28936
9/30/99                    33752                       33251                       28262
10/31/99                   35177                       35355                       29924
11/30/99                   35519                       36074                       30705
12/31/99                   37096                       38199                       32814
1/31/00                    34926                       36280                       31426
2/29/00                    34233                       35593                       31520
3/31/00                    37429                       39075                       34140
4/30/00                    36071                       37899                       33068
5/31/00                    35528                       37122                       32215
6/30/00                    36328                       38037                       33246
7/31/00                    35663                       37442                       32754
8/31/00                    38022                       39768                       35010
9/30/00                    36396                       37668                       33162
10/31/00                   36063                       37509                       32797
11/30/00                   33575                       34552                       30022
12/31/00                   33636                       34721                       30383
1/31/01                    34819                       35953                       31185
2/28/01                    32726                       32675                       28297
3/31/01                    31043                       30605                       26356
4/30/01                    33230                       32983                       28451
5/31/01                    33503                       33204                       28545
6/30/01                    32971                       32396                       27734
7/31/01                    32910                       32077                       27285
8/31/01                    31481                       30069                       25566
9/30/01                    29113                       27641                       23380
10/31/01                   29235                       28168                       23955
11/30/01                   31460                       30328                       25776
12/31/01                   31545                       30594                       25974
1/31/02                    31000                       30148                       25491
2/28/02                    30603                       29566                       24890
3/31/02                    31825                       30678                       25823
4/30/02                    30084                       28818                       24307
5/31/02                    29596                       28606                       24064
6/30/02                    27091                       26568                       22242
7/31/02                    24648                       24497                       20559
8/31/02                    24800                       24658                       20655
9/30/02                    22052                       21978                       18513
10/31/02                   23945                       23913                       20006
11/30/02                   24892                       25320                       21016
12/31/02                   23512                       23832                       19772
1/31/03                    22896                       23208                       19254
2/28/03                    22464                       22860                       18965
3/31/03                    22649                       23082                       19141
4/30/03                    24436                       24983                       20592
5/31/03                    25700                       26299                       21614
6/30/03                    26131                       26636                       21825
7/31/03                    26686                       27106                       22236
8/31/03                    27148                       27633                       22647
9/30/03                    27148                       27340                       22339
10/31/03                   28658                       28886                       23550
11/30/03                   29059                       29141                       23755
12/31/03                   30339                       30669                       24824
1/31/04                    30463                       31232                       25206
2/29/04                    30896                       31666                       25488
3/31/04                    30463                       31188                       25106

1 The PBHG Disciplined Equity Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Disciplined Equity Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Disciplined Equity Fund-PBHG Class commenced operations on July 1,
  1993.
3 The PBHG Disciplined Equity Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 128.
5 The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at July 31, 1993. For more information on the Lipper Large-Cap Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

Pie chart omitted -- plot points as follows:]

Basic Materials            3%
Consumer Cyclical         11%
Consumer Non-Cyclical      8%
Energy                     7%
Financial                 20%
Health Care               14%
Industrial                 9%
Services                   6%
Technology                18%
Utilities                  4%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

General Electric                                  3.9%
Pfizer                                            3.8%
Citigroup                                         3.8%
Intel                                             3.7%
Altria Group                                      3.6%
Johnson & Johnson                                 3.2%
Wachovia                                          2.9%
Wells Fargo                                       2.9%
Dell Computer                                     2.9%
International Business Machines                   2.7%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 33.4%

 PBHG FUNDS

PBHG FOCUSED FUND
PORTFOLIO MANAGERS: Jerome J. Heppelmann, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total returns over a 3 to 5 year market cycle.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its assets in equity securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the fiscal year ended March 31, 2004, PBHG Focused Fund (PBHG Class) increased at net asset value 43.13% outperforming the return of 35.12% posted by the S&P 500 Index and the 38.19% return of the Russell 3000(R) Index. See standard performance for all share classes in the table on the following page. Beginning in mid-March 2003, the market seemed to cast aside many of its concerns regarding deflation, the war in Iraq, higher unemployment and general nervousness regarding a U.S. economic recovery. Although we are now seeing some signs of the economic recovery, the market seems to have not only predicted it, but also unfortunately priced a fairly good recovery into many stocks. We have always tried to be clear that in a strong bull market-which we believe we have been in for the past 12 months-our goal is to post respectable numbers that allow our shareholders the benefits of equity participation, yet balance this exposure with our common sense approach to investing. In markets that move sharply higher, this will often leave us trailing the benchmark slightly, as we pare back positions in which we believe the market has fully recognized the value and attempt to redeploy those assets in companies providing a better risk-return trade-off. Although we will often miss the "last run up" in companies, as speculation and greed take over, we feel strongly that over full market cycles this may lead to superior performance. Although past performance is no guarantee of future results and the investment return of the Fund will flucuate, the concentrated nature of this portfolio helped us during the period as many of the companies we were most comfortable owning were rewarded with strong outperformance for the year.

Portfolio Discussion
    By far the largest contributor to Fund performance over the past 12 months has been our overweight position in the technology sector, coupled with some strong stock selection. This should come as no surprise to long-term shareholders, as the technology sector during the period had many of the characteristics we look for when investing. It is a dynamic sector that has the potential to grow at a much higher rate than the economy as a whole. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level from our perspective, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In particular, we were overweight to the semiconductor segment of the technology sector throughout most of the year and took the opportunity towards the end of the period to trim or sell many of our positions while the stock prices still reflected their good news. As a result, we now have an underweight position in semiconductors versus the benchmark and expect this to be the case until we believe the trade-off between valuations, near-term business dynamics and long term growth become more compelling. Companies in this industry that were significant winners, but no longer meet our criteria for investment include Infineon Technologies, United Microelectronics and Applied Materials.
    In addition to our strong performance in the semiconductor industry, we also had a great year in the software industry. Unlike semiconductors, we remain bullish on this sector and feel the industry is still worthy of an overweight position. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Many of these software companies are leaders in their specific niche of the software market. The technology recession of the past few years has enabled them to cut operating expenses sharply; allowing any resumption of demand to generate new revenue and to have a significant impact on earnings. We currently have an overweight position in Microsoft and feel that it is one of the better examples of what we look for in today's market: outstanding management, large market share, strong barriers to entry, great balance sheet, tremendous cash flow generation and a reasonable valuation.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. A primary contributor to this underperformance was our lack of exposure to the gaming stocks (both casino gaming and video gaming). Although we have had exposure to both types of gaming stocks in the past, we currently believe they are overvalued. Our emphasis in this sector instead, has been on broadcasting companies. We believe that 2004 will be a great year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Westwood One and Clear Channel Communications.
    Another sector detracting from performance during the Fund's fiscal year was energy. Yes, we are still bullish on energy. We have been overweight to this sector for a couple of quarters now and remain pleased with our selections. Energy prices continue to be high, natural gas storage levels fell dramatically throughout the winter, and we believe the long-term outlook for these companies remains strong. Valuations continue to be compelling and are especially so, in our view, relative to the average company in the mid-cap range. We currently hold a large position in Transocean, as we still believe it to be significantly undervalued and will add to our position on weakness assuming the fundamentals and long-term outlook for the company do not change.
    Many industry experts are telling us that the "easy money" component of the market's recovery has now past. Although we would have to agree that it didn't feel "easy" a year ago, we believe the past year's experience remains instructive. It is often the best time to buy when it feels the most difficult. We would like to remind investors that the U.S. equity markets remain highly volatile and each individual should be reviewing their personal asset allocation and determining if the risks they have in their portfolio match their tolerance for such risks. We too are following the same philosophy as we have trimmed or sold some of our strong performing semiconductor companies and banks, while adding to our energy and broadcasting positions for the coming year.

* Effective May 3, 2004.

                                              PBHG FUNDS

                                                               PBHG FOCUSED FUND



           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |     X     |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
-----------------------------------------------------------------------------------------------
                                One Year       Annualized     Annualized       Annualized
                                 Return      3 Year Return  5 Year Return   Inception to Date
-----------------------------------------------------------------------------------------------
  PBHG Class 2                   43.13%         (0.15)%        12.67%           12.62%
-----------------------------------------------------------------------------------------------
  Class A with load 3            34.67%         (2.40)%        11.00%           10.99%
-----------------------------------------------------------------------------------------------
  Class A without load 3         42.83%         (0.44)%        12.32%           12.29%
-----------------------------------------------------------------------------------------------
  Class C with load 3            40.71%         (1.20)%        11.47%           11.44%
-----------------------------------------------------------------------------------------------
  Class C without load 3         41.71%         (1.20)%        11.47%           11.44%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


COMPARISON OF CHANGE IN
 THE VALUE OF A $10,000
 INVESTMENT IN THE PBHG
FOCUSED FUND - PBHG CLASS
VERSUS THE RUSSELL 3000(R)
INDEX, THE S&P 500 INDEX
AND THE LIPPER MULTI-CAP
  CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                           PBHG                      Russell                      S&P 500                    Lipper Multi-Cap
                        Focused Fund              3000(R) Index 4                 Index 4                   Core Funds Average 5
2/12/99                    10000                       10000                       10000                           10000
2/28/99                     9932                       10072                       10000                           10000
3/31/99                    10136                       10442                       10400                           10364
4/30/99                    10058                       10913                       10803                           10802
5/31/99                    10446                       10705                       10548                           10691
6/30/99                    11318                       11246                       11133                           11250
7/31/99                    11541                       10905                       10785                           11016
8/31/99                    11560                       10781                       10732                           10829
9/30/99                    11638                       10506                       10438                           10595
10/31/99                   11986                       11165                       11098                           11099
11/30/99                   12888                       11477                       11324                           11543
12/31/99                   14802                       12210                       11991                           12517
1/31/00                    16066                       11731                       11389                           12082
2/29/00                    16739                       11840                       11173                           12598
3/31/00                    19173                       12767                       12266                           13370
4/30/00                    17381                       12318                       11897                           12905
5/31/00                    17516                       11972                       11653                           12580
6/30/00                    17827                       12326                       11940                           13035
7/31/00                    17464                       12108                       11753                           12884
8/31/00                    18656                       13006                       12484                           13796
9/30/00                    18676                       12417                       11824                           13302
10/31/00                   18780                       12240                       11774                           13145
11/30/00                   17029                       11112                       10846                           12131
12/31/00                   18475                       11299                       10899                           12579
1/31/01                    19558                       11685                       11286                           12938
2/28/01                    19314                       10618                       10257                           11987
3/31/01                    18486                        9926                        9607                           11276
4/30/01                    19834                       10722                       10354                           12114
5/31/01                    20248                       10808                       10423                           12224
6/30/01                    19930                       10608                       10169                           12009
7/31/01                    19696                       10434                       10069                           11793
8/31/01                    19027                        9818                        9439                           11203
9/30/01                    16946                        8951                        8677                           10149
10/31/01                   17392                        9160                        8842                           10427
11/30/01                   18645                        9865                        9520                           11161
12/31/01                   19111                       10004                        9604                           11393
1/31/02                    17676                        9879                        9464                           11217
2/28/02                    17237                        9677                        9281                           10974
3/31/02                    17344                       10101                        9630                           11468
4/30/02                    16894                        9571                        9046                           11044
5/31/02                    16937                        9460                        8980                           10909
6/30/02                    15599                        8779                        8340                           10126
7/31/02                    14143                        8081                        7690                            9292
8/31/02                    14271                        8119                        7740                            9343
9/30/02                    12676                        7266                        6899                            8490
10/31/02                   13704                        7845                        7506                            9001
11/30/02                   14603                        8320                        7948                            9529
12/31/02                   13640                        7849                        7481                            9032
1/31/03                    13511                        7657                        7285                            8834
2/28/03                    12965                        7531                        7176                            8683
3/31/03                    12858                        7610                        7246                            8734
4/30/03                    13886                        8232                        7842                            9400
5/31/03                    14946                        8729                        8256                           10014
6/30/03                    15214                        8847                        8361                           10140
7/31/03                    15342                        9050                        8509                           10349
8/31/03                    16049                        9250                        8674                           10643
9/30/03                    15834                        9150                        8582                           10510
10/31/03                   16637                        9703                        9068                           11126
11/30/03                   16873                        9837                        9148                           11313
12/31/03                   18190                       10287                        9627                           11729
1/31/04                    18575                       10502                        9804                           11976
2/29/04                    18618                       10643                        9940                           12151
3/31/04                    18404                       10517                        9790                           12046

1 The PBHG Focused Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Focused Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003, the PBHG Focused Fund was named the PBHG Focused Value Fund.
2 The PBHG Focused Fund-PBHG Class commenced operations on February 12, 1999.
3 The PBHG Focused Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 3000(R) Index and the S&P 500 Index please see the PBHG Disclosure Notes on page 127. Effective July 2003, the Fund has changed its benchmark from the S&P 500 Index to the Russell 3000(R) Index to better reflect the manner in which the Fund invests.
5 The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at February 28, 1999. For more information on the Lipper Multi-Cap Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical      16%
Consumer Non-Cyclical   8%
Energy                  6%
Financial              21%
Health Care             9%
Industrial              3%
Services                5%
Technology             32%


% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Microsoft                                        13.8%
Intuit                                            6.1%
Westwood One                                      5.8%
Baxter International                              5.7%
Xerox                                             5.5%
Clear Channel Communications                      5.2%
Liberty Media, Cl A                               4.8%
AON                                               4.6%
Sara Lee                                          4.3%
Archer-Daniels-Midland                            4.3%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 60.1%

 PBHG FUNDS

PBHG LARGE CAP FUND
PORTFOLIO MANAGERS: Raymond J. McCaffrey, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Long-term growth of capital and income. Current income is a secondary objective.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the S&P 500 Index at the time of the Fund's purchase. Pilgrim Baxter expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the twelve months ended March 31, 2004, PBHG Large Cap Fund (PBHG Class) returned at net asset value 27.20% underperforming the 35.12% return of its benchmark, the S&P 500 Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and the investment return of the Fund will fluctuate.
    In retrospect, it is clear that we positioned the Fund too defensively during the past fiscal year. The period began with a great deal of political and economic uncertainty, as well as market volatility. We responded by continuing to focus on the stocks of companies with strong balance sheets, free cash flow and attractive dividend yields. However, the rapid overthrow of the Iraqi regime, a huge monetary stimulus by the Federal Reserve, and tax cuts clearly were positives for the market. These factors more than offset the longer-term outlook for the future of Iraq and a slow-growing, jobless recovery.
    As the economy improved, cyclically sensitive companies began to enjoy rapid earnings growth and investors flocked to them. They also flocked to what we consider to be low quality companies--those that are highly leveraged or operate in extremely competitive, risky industries. As interest rates fell even further from prior lows, many leveraged companies refinanced their heavy debt burdens and freed up enough cash to keep them viable. As the market improved, higher beta, riskier stocks that had been more severely punished during the market's three-year downturn rose, in some cases, dramatically. Consequently, the technology, basic materials and capital goods industries all outperformed the S&P 500 Index during the past 12 months. Cyclical, highly leveraged, risky--none of these are attributes we seek given the Fund's investment strategies. The stocks of stable, fundamentally strong companies in healthy industries are the holdings we maintain in the portfolio.
    However, we have made one change to the Fund recently. Last year we were in search of dividend yield, partly in response to tax changes and partly as a defensive measure. While we still consider yield as a factor in our investment selection decisions, we do not expect that the Fund will have an average dividend yield above that of the Index, as it had at times in the past.

Portfolio Discussion
    The technology sector was one of the best performers for the Index during the last 12 months and our underweighting, combined with our stock selection, hurt our relative performance. Ironically, some of our best performers for the year were technology holdings, such as AT&T Wireless Services, Nokia and ADP. However, it is what we didn't hold--the high risk, lesser quality tech stocks--that had the greatest impact on our returns versus the Index. Interestingly, in early 2004, the market seemed to be losing some of its appetite for technology. We believe that this sector remains overvalued, in a way that is eerily reminiscent of 1999.
    One sector that produced good results for the Fund was energy. We began the year believing that, in the longer-term, companies owning hard assets, like energy, oil and metals, would become increasingly valued, as limited global supplies faced additional demands from more and more developing economies. Thus, we overweighted this sector throughout the year, which proved beneficial. As oil and gas prices rose, most energy companies began to generate significant free cash flow and their stock prices rose accordingly. ChevronTexaco, Exxon Mobil, and ConocoPhillips were all good performers. Some energy companies are beginning to give their cash flow back to shareholders in the form of stock buybacks and dividend increases. Buybacks and dividend increases generally lead to stock outperformance. As we move into the new fiscal year, the Fund remains overweighted in energy holdings.
    Our overweighting and stock selection within the financial sector also helped our returns. One of the best performers in the group was FleetBoston Financial, advancing on the buyout announcement of Bank of America.
    We entered the year with a positive outlook for health care, but the sector underperformed the market as a whole, both in the Index and in the Fund. Our biggest disappointment was Tenet Healthcare, which in early 2004 lowered its expectations for a turnaround and announced that it would sell a large number of its hospitals and expected little profit from the sales. We continue to hold Tenet, believing that the stock price fully reflects the company's uncertainty. Going forward, we believe that healthcare in general, and pharmaceuticals in particular, should benefit from a maturing of the economic recovery. When earnings growth slows, we believe stable health care earnings growth should begin to be more attractive on a relative basis. Furthermore, we believe that pharmaceutical companies are selling at depressed valuations and the company drug pipelines are not as barren as many investors believe.

* Effective May 3, 2004.

                                               PBHG FUNDS

                                                             PBHG LARGE CAP FUND

           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                     AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
------------------------------------------------------------------------------------------------
                                 One Year      Annualized     Annualized       Annualized
                                  Return     3 Year Return  5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    27.20%         (4.04)%         3.99%           10.50%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 26.81%         (4.28)%         3.79%           10.36%
------------------------------------------------------------------------------------------------
  Class A with load 4             19.36%         (6.40)%         2.18%            8.98%
------------------------------------------------------------------------------------------------
  Class A without load 4          26.65%         (4.53)%         3.40%            9.87%
------------------------------------------------------------------------------------------------
  Class C with load 4             24.68%         (5.25)%         2.62%            9.05%
------------------------------------------------------------------------------------------------
  Class C without load 4          25.68%         (5.25)%         2.62%            9.05%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
 IN THE PBHG LARGE CAP FUND -
PBHG CLASS 1 VERSUS THE S&P 500
INDEX AND THE LIPPER LARGE-CAP
     CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                       S&P 500                Lipper Large-Cap
                       Large Cap Fund                 Index 5              Core Funds Average 5
12/31/96                   10000                       10000                       10000
1/31/97                    10240                       10625                       10520
2/28/97                    10430                       10708                       10513
3/31/97                    10110                       10268                       10069
4/30/97                    10380                       10881                       10542
5/31/97                    11080                       11544                       11197
6/30/97                    11560                       12061                       11657
7/31/97                    12400                       13020                       12578
8/31/97                    12000                       12291                       12022
9/30/97                    12450                       12964                       12640
10/31/97                   12110                       12531                       12206
11/30/97                   12390                       13111                       12592
12/31/97                   12562                       13336                       12795
1/31/98                    12540                       13484                       12896
2/28/98                    13407                       14456                       13822
3/31/98                    14101                       15197                       14443
4/30/98                    14198                       15350                       14586
5/31/98                    14101                       15086                       14269
6/30/98                    14339                       15698                       14784
7/31/98                    14318                       15531                       14568
8/31/98                    12312                       13286                       12373
9/30/98                    13201                       14137                       13116
10/31/98                   14578                       15287                       14095
11/30/98                   15553                       16213                       14939
12/31/98                   16925                       17148                       15961
1/31/99                    17244                       17865                       16544
2/28/99                    16509                       17310                       15999
3/31/99                    16962                       18002                       16639
4/30/99                    17415                       18699                       17190
5/31/99                    17550                       18258                       16815
6/30/99                    18701                       19271                       17767
7/31/99                    18297                       18669                       17270
8/31/99                    17991                       18577                       17090
9/30/99                    17844                       18068                       16692
10/31/99                   18787                       19211                       17673
11/30/99                   19142                       19601                       18135
12/31/99                   18796                       20756                       19380
1/31/00                    18634                       19713                       18561
2/29/00                    17372                       19340                       18616
3/31/00                    19379                       21232                       20163
4/30/00                    19962                       20593                       19530
5/31/00                    20723                       20171                       19026
6/30/00                    20270                       20668                       19635
7/31/00                    19460                       20345                       19345
8/31/00                    20771                       21608                       20677
9/30/00                    21516                       20468                       19586
10/31/00                   21743                       20381                       19370
11/30/00                   22034                       18774                       17731
12/31/00                   23303                       18866                       17944
1/31/01                    24881                       19535                       18418
2/28/01                    24679                       17754                       16712
3/31/01                    23336                       16629                       15566
4/30/01                    24528                       17922                       16803
5/31/01                    24780                       18042                       16859
6/30/01                    24310                       17603                       16380
7/31/01                    24427                       17429                       16115
8/31/01                    23403                       16338                       15100
9/30/01                    20902                       15019                       13809
10/31/01                   21103                       15305                       14148
11/30/01                   22849                       16479                       15223
12/31/01                   22974                       16624                       15341
1/31/02                    22116                       16381                       15055
2/28/02                    22099                       16065                       14700
3/31/02                    22436                       16669                       15251
4/30/02                    21460                       15659                       14356
5/31/02                    22032                       15543                       14213
6/30/02                    20165                       14436                       13137
7/31/02                    18500                       13311                       12142
8/31/02                    18500                       13398                       12199
9/30/02                    15877                       11942                       10934
10/31/02                   17088                       12993                       11815
11/30/02                   17844                       13758                       12412
12/31/02                   17357                       12950                       11677
1/31/03                    16862                       12610                       11371
2/28/03                    16094                       12421                       11201
3/31/03                    16213                       12542                       11305
4/30/03                    17306                       13575                       12162
5/31/03                    18449                       14290                       12765
6/30/03                    18535                       14473                       12890
7/31/03                    18808                       14728                       13133
8/31/03                    19012                       15015                       13376
9/30/03                    18910                       14855                       13194
10/31/03                   19303                       15696                       13909
11/30/03                   19593                       15834                       14030
12/31/03                   20675                       16664                       14661
1/31/04                    20848                       16970                       14887
2/29/04                    21176                       17206                       15054
3/31/04                    20623                       16946                       14828


1 The PBHG Large Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Large Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.
2 The PBHG Large Cap Fund-PBHG Class commenced operations on December 31, 1996. 3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (3.95)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Large Cap Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P 500 Index and the Lipper Large-Cap Core Funds
  Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials           6%
Consumer Cyclical        15%
Consumer Non-Cyclical     5%
Energy                   13%
Financial                25%
Health Care              18%
Industrials               3%
Services                  2%
Technology                9%
Transportation            4%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Microsoft                                         4.9%
Exxon Mobil                                       4.3%
ChevronTexaco                                     3.6%
Citigroup                                         3.3%
Pfizer                                            3.0%
Anadarko Petroleum                                3.0%
Johnson & Johnson                                 2.9%
Fannie Mae                                        2.9%
Wyeth                                             2.8%
Bank of America                                   2.8%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 33.5%

 PBHG FUNDS

 PBHG MID-CAP FUND

PORTFOLIO MANAGERS: Jerome J. Heppelmann, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of medium sized companies.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Fund expects to focus primarily on those companies with market capitalizations similar to the market capitalizations in the S&P MidCap 400 Index at the time of the Fund's purchase. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the fiscal year ended March 31, 2004, PBHG Mid-Cap Fund (PBHG Class) increased at net asset value 45.89% underperforming the S&P MidCap 400 Index return of 49.10%. See standard performance for all share classes in the table on the following page. Beginning in mid-March 2003, the market seemed to cast aside many of its concerns regarding deflation, the war in Iraq, higher unemployment and general nervousness regarding a U.S. economic recovery. Although we are now seeing some signs of the economic recovery, the market seems to have not only predicted it, but also unfortunately priced a fairly good recovery into many stocks. We have always tried to be clear that in a strong bull market (which we believe we have been in for the past 12 months), our goal is to post respectable numbers that allow our shareholders the benefits of equity participation, yet balance this exposure with our common sense approach to investing. In markets that move sharply higher, this may often leave us trailing the benchmark slightly, as we pare back positions in which we believe the market has fully recognized the value and attempt to redeploy those assets in companies providing a better risk-return trade-off. Although past performance is no guarantee of future results and the investment return of the Fund will flucuate, we feel strongly that over full market cycles this will lead to superior performance.

Portfolio Discussion
    By far the largest contributor to Fund performance over the past 12 months was our overweight position in the technology sector, coupled with some extremely strong stock selection. This should come as no surprise to long-term shareholders, as the technology sector during the period had many of the characteristics we look for when investing. It is a dynamic sector that we believe has the potential to grow at a much higher rate than the economy as a whole. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In particular, we were overweight to the semiconductor segment of the technology sector throughout most of the year and took the opportunity towards the end of the period to trim or sell many of our positions while the stock prices still reflected their good news. As a result, we now have an underweight position in semiconductors versus the benchmark and expect this to be the case until we believe the trade-off between valuations, near-term business dynamics and long term growth become more compelling. Companies in this industry that were significant winners, but no longer meet our criteria for investment include Intersil, Broadcom and Synopsys.
    In addition to our strong performance in the semiconductor industry, we also had a positive year in the software industry. Unlike semiconductors, we remain bullish on this sector and feel the industry is still worthy of an overweight position. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Many of these software companies have been leaders in their specific niche of the software market such as Veritas Software, BMC Software and Cadence Design Systems. The technology recession of the past few years has enabled them to cut operating expenses sharply; allowing any resumption of demand (which we are seeing in a number of our smaller companies) to generate new revenue and to have a significant impact on earnings.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt (or refinance) to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. The primary contributor to this underperformance was our lack of exposure to the gaming stocks (both casino gaming and video gaming). Although we have had exposure to both types of gaming stocks in the past, we currently believe they are overvalued. Our emphasis in this sector instead, has been on broadcasting companies. We are confident that 2004 will be a great year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Westwood One and Citadel Broadcasting.
    Another sector detracting from performance during the Fund's fiscal year was energy. Yes, we are still bullish on energy. We have been overweight to this sector for a couple of quarters now and remain pleased with our selections. Energy prices continue to be high, natural gas storage levels fell dramatically throughout the winter, and we believe the long-term outlook for these companies remains strong. In our opinion, valuations continue to be compelling and are especially so relative to the average company in the mid-cap range.
    Many industry experts are saying that the "easy money" component of the market's recovery has now past. Although we would have to agree that it did not feel "easy" a year ago we believe the past years experience remains instructive. It is often the best time to buy when it feels the most difficult. We would like to remind investors that the U.S. equity markets remain highly volatile and each individual should be reviewing their personal asset allocation and determining if the risks they have in their portfolio match their tolerance for such risks. We too are following the same philosophy as we have trimmed or sold some of our strong performing semiconductor companies and banks, while adding to our energy and broadcasting positions.
    Looking ahead, we believe that low interest rates, improving company fundamentals and continued economic growth should help boost the market. We want to remind our investors of our approach to equity investing. We attempt to balance a company's valuation with its near-term operating dynamics and long-term growth potential. We are confident that we are continuing to identify stocks that we believe will be winners over the long-term.

* Effective May 3, 2004.

                                           PBHG FUNDS

                                                               PBHG MID-CAP FUND


           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |      X    |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                          AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004
------------------------------------------------------------------------------------------------
                                 One Year      Annualized      Annualized      Annualized
                                  Return     3 Year Return   5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    45.89%          7.48%         14.08%           19.21%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 45.47%          7.26%         13.94%           19.11%
------------------------------------------------------------------------------------------------
  Class A with load 4             37.06%          5.01%         12.34%           17.51%
------------------------------------------------------------------------------------------------
  Class A without load 4          45.47%          7.10%         13.68%           18.51%
------------------------------------------------------------------------------------------------
  Class C with load 4             43.42%          6.31%         12.83%           17.63%
------------------------------------------------------------------------------------------------
  Class C without load 4          44.42%          6.31%         12.83%           17.63%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
 IN THE PBHG MID-CAP FUND -
  PBHG CLASS VERSUS THE
 S&P MIDCAP 400 INDEX AND
 THE LIPPER MID-CAP CORE
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                     S&P MidCap                Lipper Mid-Cap
                       Mid-Cap Fund                 400 Index 5             Core Funds Average 5
4/30/97                    10000                       10000                       10000
5/31/97                    10740                       10874                       10920
6/30/97                    11410                       11180                       11376
7/31/97                    12890                       12285                       12257
8/31/97                    13240                       12271                       12285
9/30/97                    14300                       12976                       13092
10/31/97                   13760                       12411                       12586
11/30/97                   13870                       12595                       12602
12/31/97                   14148                       13083                       12819
1/31/98                    14138                       12834                       12670
2/28/98                    15443                       13896                       13685
3/31/98                    16106                       14523                       14314
4/30/98                    16422                       14787                       14495
5/31/98                    15717                       14123                       13877
6/30/98                    15896                       14211                       14052
7/31/98                    15580                       13660                       13344
8/31/98                    12769                       11119                       10897
9/30/98                    13906                       12157                       11603
10/31/98                   15358                       13243                       12299
11/30/98                   16538                       13904                       13050
12/31/98                   18087                       15584                       14148
1/31/99                    18122                       14977                       14076
2/28/99                    17023                       14193                       13319
3/31/99                    17451                       14589                       13857
4/30/99                    17764                       15740                       14757
5/31/99                    18666                       15808                       14874
6/30/99                    20042                       16656                       15781
7/31/99                    20215                       16301                       15533
8/31/99                    19487                       15742                       15151
9/30/99                    19174                       15256                       14947
10/31/99                   19313                       16033                       15625
11/30/99                   20007                       16875                       16583
12/31/99                   22017                       17878                       18238
1/31/00                    20903                       17374                       17748
2/29/00                    21622                       18590                       19773
3/31/00                    24818                       20146                       20546
4/30/00                    24639                       19443                       19500
5/31/00                    25788                       19200                       18860
6/30/00                    25698                       19482                       19915
7/31/00                    25321                       19790                       19668
8/31/00                    27943                       21999                       21682
9/30/00                    27153                       21849                       21346
10/31/00                   26883                       21108                       20641
11/30/00                   25321                       19515                       18767
12/31/00                   27779                       21007                       20233
1/31/01                    28494                       21475                       20568
2/28/01                    27911                       20250                       19308
3/31/01                    27159                       18744                       18112
4/30/01                    29510                       20812                       19744
5/31/01                    30525                       21297                       20208
6/30/01                    30657                       21211                       20206
7/31/01                    30130                       20895                       19808
8/31/01                    29058                       20211                       19040
9/30/01                    24977                       17697                       16734
10/31/01                   26143                       18480                       17390
11/30/01                   28607                       19855                       18653
12/31/01                   29942                       20880                       19580
1/31/02                    28851                       20772                       19364
2/28/02                    28212                       20797                       19157
3/31/02                    29604                       22284                       20366
4/30/02                    29547                       22180                       20201
5/31/02                    29133                       21806                       19865
6/30/02                    26989                       20210                       18491
7/31/02                    24131                       18252                       16649
8/31/02                    24375                       18344                       16739
9/30/02                    22250                       16866                       15457
10/31/02                   23378                       17597                       16055
11/30/02                   25127                       18615                       16973
12/31/02                   24018                       17850                       16257
1/31/03                    23435                       17328                       15875
2/28/03                    23040                       16916                       15529
3/31/03                    23115                       17058                       15656
4/30/03                    24657                       18297                       16776
5/31/03                    27083                       19813                       18165
6/30/03                    27046                       20066                       18426
7/31/03                    27441                       20778                       19029
8/31/03                    28513                       21720                       19841
9/30/03                    28099                       21388                       19502
10/31/03                   30187                       23005                       20920
11/30/03                   30920                       23806                       21512
12/31/03                   32312                       24208                       22045
1/31/04                    33158                       24732                       22572
2/29/04                    33948                       25326                       23035
3/31/04                    33723                       25434                       23030

1 The PBHG Mid-Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Mid-Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Mid-Cap Fund was known as the PBHG Mid-Cap Value Fund.
2 The PBHG Mid-Cap Fund-PBHG Class commenced operations on April 30, 1997.
3 The performance shown for the Advisor Class prior to its inception on October
  31, 2001, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to October 31, 2001, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 10.83%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG MidCap Fund-Class A and C shares commenced operations on July 31,
  2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P MidCap 400 Index and the Lipper Mid-Cap Core
  Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials             2%
Consumer Cyclical          25%
Consumer Non-Cyclical       6%
Energy                     10%
Financial                  20%
Health Care                 8%
Industrial                  3%
Services                    3%
Technology                 21%
Transportation              1%
Utilities                   1%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Citadel Broadcasting                              2.3%
Baxter International                              2.2%
Intuit                                            2.2%
Westwood One                                      2.2%
Lamar Advertising                                 2.1%
PartnerRe                                         1.9%
Sabre Holdings                                    1.9%
Xerox                                             1.9%
Costco Wholesale                                  1.8%
EW Scripps, Cl A                                  1.8%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 20.3%

 PBHG FUNDS

PBHG SMALL CAP FUND
PORTFOLIO MANAGERS: Jerome J. Heppelmann, CFA and James B. Bell, III, CFA*

Portfolio Profile

OBJECTIVE: Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Index at the time of the Fund's investment.

STRATEGY: The Fund's strategy is to invest in equity securities that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Securities of small companies involve greater risk and price volatility than larger, more established companies Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

Performance
    For the fiscal year ended March 31, 2004, PBHG Small Cap Fund (PBHG Class) increased 52.90% at net asset value, trailing the 63.83% return for the Russell 2000(R) Index. See standard performance for all share classes in the table on the following page. Beginning in mid-March 2003, the market seemed to cast aside many of its concerns regarding deflation, the war in Iraq, higher unemployment and general nervousness regarding a U.S. economic recovery. Although we are now seeing some signs of the economic recovery, the market seems to have not only predicted it, but also unfortunately priced a fairly good recovery into many stocks. We have always tried to be clear that in a strong bull market (which we believe we have been in for the past 12 months), our goal is to post respectable numbers that allow our shareholders the benefits of equity participation, yet balance this exposure with our common sense approach to investing. In markets that move sharply higher, this may often leave us trailing the benchmark slightly, as we pare back positions in which we believe the market has fully recognized the value and attempt to redeploy those assets in companies providing a better risk-return trade-off. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, we feel strongly that over full market cycles this will lead to superior performance.

Portfolio Discussion
    By far the largest contributor to Fund performance over the past 12 months has been our stock selection in the technology sector. Unfortunately, our underweighting of this sector during the period compromised its impact. March of 2003 saw the small cap technology sector beginning to exhibit many of the characteristics we look for when investing. It is a dynamic sector that has the potential to grow at a rate much higher than the economy as a whole. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Despite successive down years for the sector which allowed valuations to fall to a much more compelling level, it also created a latent demand for many of these products helping corporate profits and confidence to rebound. In retrospect, we wish we had overweighted this sector immediately upon seeing some of these more positive characteristics. On the other hand, we were slightly overweight versus the benchmark to the semiconductor segment of the technology sector throughout most of the year. Towards the end of the period we took the opportunity to trim or sell many of our semiconductor positions while the stock prices still reflected their good news. As a result, we now have an underweight position in semiconductors versus the benchmark and expect this to be the case until we believe the trade-off between valuations, near-term business dynamics and long term growth become more compelling. Companies in this industry that were significant winners, but no longer meet our criteria for investment include Fairchild Semiconductor International, Lam Research and Cypress Semiconductor.
    In addition to our strong performance in the semiconductor industry, we also had some good performers from the software industry. Unlike semiconductors, however, we remain very bullish on this sector and feel the software segment is still worthy of an overweight position relative to the benchmark. We continue to find new companies that we think will benefit greatly from a resumption in corporate IT spending. Many of these software companies are leaders in their specific niche of the software market and the technology recession of the past few years has enabled them to cut operating expenses sharply; allowing any resumption of demand to generate new revenue and to have a significant impact on earnings. Top performers that we still believe hold significant upside include Filenet and Parametric Technology.
    The consumer segment proved to be the biggest area of disappointment for the Fund over the past 12 months. Unfortunately, we underestimated the U.S. consumer's willingness to take on additional debt (or refinance) to continue their amazing spending habits. Some poor stock selection and our underweight position relative to the benchmark in this area hurt performance. Although on an individual basis some of our holdings performed well, it was simply not enough to keep up with the benchmark's strong performance. A primary contributor to this underperformance was our lack of exposure to the gaming stocks (both casino gaming and video gaming). Although we have had exposure to both types of gaming stocks in the past, we currently believe they are overvalued. Our emphasis in this sector instead, has been on broadcasting companies. We are confident that 2004 will be a great year for broadcasters as the economy continues to rebound, the presidential ad campaigns begin in earnest and the Summer Olympics all help the demand side of the equation. Two of our favorite selections that were relative underperformers last year were Emmis Communications and Sinclair Broadcast Group.
    Another area detracting from performance during the year was the energy sector. Yes, we are still bullish on energy. We have been overweight to this sector for the past few quarters and remain pleased with our holdings. Energy prices have remained high, natural gas storage levels fell dramatically throughout the winter and the long-term outlook for these companies remains strong. We believe the valuation level of these stocks continues to be compelling, especially relative to the average company in the small-cap range.
    Many industry experts are saying that the "easy money" component of the market's recovery has now past. Although we would have to agree that it didn't feel "easy" a year ago, we believe the past years experience remains instructive. It is often the best time to buy when it feels the most difficult. We would like to remind investors that the U.S. equity markets remain highly volatile and each individual should be reviewing their personal asset allocation and determining if the risks they have in their portfolio match their tolerance for such risks. We too are following the same philosophy as we have trimmed our strong performing semiconductor companies and banks, while adding to our software and broadcasting positions going forward. We are confident that we are continuing to identify stocks that we believe will be winners over the long-term.

* Effective May 3, 2004.

                                          PBHG FUNDS

                                                             PBHG SMALL CAP FUND


           INVESTMENT FOCUS

               STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |      X    |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                               One Year        Annualized     Annualized      Annualized
                                 Return      3 Year Return  5 Year Return   Inception to Date
-----------------------------------------------------------------------------------------------
  PBHG Class 2                   52.90%           3.16%         13.25%           13.43%
-----------------------------------------------------------------------------------------------
  Advisor Class 3                52.65%           2.94%         13.10%           13.32%
-----------------------------------------------------------------------------------------------
  Class A with load 4            43.76%           0.89%         11.65%           12.17%
-----------------------------------------------------------------------------------------------
  Class A without load 4         52.57%           2.90%         12.97%           13.14%
-----------------------------------------------------------------------------------------------
  Class C with load 4            50.40%           2.13%         12.12%           12.29%
-----------------------------------------------------------------------------------------------
  Class C without load 4         51.40%           2.13%         12.12%           12.29%
-----------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN
  THE VALUE OF A $10,000
INVESTMENT IN THE PBHG SMALL
CAP FUND - PBHG CLASS VERSUS
THE RUSSELL 2000(R) INDEX AND
   THE LIPPER SMALL-CAP
    CORE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                      Russell                 Lipper Small-Cap
                      Small Cap Fund              2000(R) Index 5           Core Funds Average 5
4/30/97                    10000                       10000                       10000
5/31/97                    10880                       11113                       11037
6/30/97                    11800                       11589                       11629
7/31/97                    13070                       12128                       12325
8/31/97                    13370                       12405                       12598
9/30/97                    14550                       13313                       13505
10/31/97                   14210                       12729                       13043
11/30/97                   14200                       12646                       12928
12/31/97                   14539                       12868                       13057
1/31/98                    14518                       12665                       12822
2/28/98                    15615                       13601                       13740
3/31/98                    16227                       14162                       14360
4/30/98                    16438                       14240                       14469
5/31/98                    15520                       13473                       13775
6/30/98                    15098                       13501                       13673
7/31/98                    14402                       12409                       12722
8/31/98                    11490                        9999                       10317
9/30/98                    11838                       10782                       10766
10/31/98                   12872                       11221                       11227
11/30/98                   13811                       11809                       11858
12/31/98                   14703                       12540                       12515
1/31/99                    14410                       12706                       12420
2/28/99                    13237                       11677                       11486
3/31/99                    12831                       11860                       11503
4/30/99                    13429                       12922                       12465
5/31/99                    14004                       13111                       12808
6/30/99                    14962                       13704                       13515
7/31/99                    15255                       13328                       13404
8/31/99                    15131                       12835                       12945
9/30/99                    15131                       12838                       12855
10/31/99                   14771                       12890                       12828
11/30/99                   15605                       13659                       13560
12/31/99                   17443                       15205                       14697
1/31/00                    17217                       14961                       14341
2/29/00                    19845                       17432                       15830
3/31/00                    21141                       16283                       16045
4/30/00                    20149                       15303                       15486
5/31/00                    20431                       14411                       14971
6/30/00                    22348                       15667                       15992
7/31/00                    21649                       15163                       15709
8/31/00                    23734                       16320                       17025
9/30/00                    23362                       15840                       16691
10/31/00                   22325                       15133                       16267
11/30/00                   20532                       13580                       14912
12/31/00                   23176                       14746                       16348
1/31/01                    24165                       15514                       17094
2/28/01                    22916                       14496                       16222
3/31/01                    21774                       13787                       15469
4/30/01                    23317                       14865                       16698
5/31/01                    24024                       15231                       17260
6/30/01                    24071                       15757                       17694
7/31/01                    23729                       14904                       17267
8/31/01                    23140                       14422                       16806
9/30/01                    19346                       12481                       14721
10/31/01                   20831                       13211                       15465
11/30/01                   22834                       14234                       16520
12/31/01                   24319                       15113                       17553
1/31/02                    23364                       14956                       17475
2/28/02                    22575                       14546                       17206
3/31/02                    24330                       15715                       18523
4/30/02                    23706                       15858                       18717
5/31/02                    22598                       15154                       18054
6/30/02                    20902                       14402                       17137
7/31/02                    17049                       12227                       14825
8/31/02                    17520                       12196                       14873
9/30/02                    16295                       11320                       13812
10/31/02                   16625                       11683                       14184
11/30/02                   17626                       12725                       15171
12/31/02                   16542                       12017                       14534
1/31/03                    15953                       11684                       14124
2/28/03                    15423                       11331                       13675
3/31/03                    15635                       11477                       13805
4/30/03                    17108                       12565                       15000
5/31/03                    18533                       13914                       16415
6/30/03                    18769                       14166                       16822
7/31/03                    19500                       15052                       17694
8/31/03                    20383                       15742                       18506
9/30/03                    19794                       15452                       18221
10/31/03                   21597                       16749                       19706
11/30/03                   22292                       17344                       20421
12/31/03                   22964                       17695                       20962
1/31/04                    23564                       18464                       21675
2/29/04                    23883                       18630                       22013
3/31/04                    23906                       18803                       22193

1 The PBHG Small Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.
2 The PBHG Small Cap Fund-PBHG Class commenced operations on April 30, 1997.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 0.74%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Small Cap Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Russell 2000(R) Index and the Lipper Small-Cap
  Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials           1%
Consumer Cyclical        22%
Consumer Non-Cyclical     1%
Energy                   12%
Financial                17%
Health Care              12%
Industrial                6%
Services                 10%
Technology               17%
Transportation            1%
Utilities                 1%


% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Too                                               2.7%
Meristar Hospitality                              2.3%
Emmis Communications, Cl A                        2.1%
Sinclair Broadcast Group, Cl A                    2.0%
Brink's                                           1.9%
Quantum                                           1.7%
Covance                                           1.7%
Core Laboratories                                 1.6%
Dillard's, Cl A                                   1.6%
Integrated Alarm Services Group                   1.6%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 19.2%

  PBHG FUNDS


PBHG CLIPPER FOCUS FUND
PORTFOLIO MANAGERS: James Gipson, Douglas Grey, Peter Quinn, Michael Sandler, Bruce Veaco, Nugroho Soeharto and Kelly Sueoka

Portfolio Profile

OBJECTIVE:  Long-term capital growth

INVESTS IN: Under normal market conditions, the Fund, a non-diversified fund, invests for the long-term in equity securities whose share price trades below Pacific Financial Research, Inc.'s (PFR) estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued.

STRATEGY: The Fund's strategy is to generally invest in between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects cash reserves to be less than 5% of the total assets of the Fund. The Fund may also invest in special situations. A special situation may arise when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, such as events that could change or temporarily hamper the ongoing operations of the company. Investors should note that funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for price volatility.

Performance
    For the 12 months ended March 31, 2004, PBHG Clipper Focus Fund (PBHG Class) returned at net asset value 34.82% slightly underperforming the 35.12% return of its benchmark, the S&P 500 Index. See standard performance for all share classes in the table on the following page. Investors should keep in mind that past performance is not a guarantee of future results, the investment return of the Fund will fluctuate, and funds that invest in a limited number of securities like the PBHG Clipper Focus Fund may involve greater risks and more price volatility than more diversified funds.
    The first two quarters of the fiscal year were kinder to us than the last two. However, throughout the last twelve months we have invested the Fund according to the injunction given to young doctors: First, do no harm. Both doctors and investors feel a strong impulse toward action. However, the impulse to do something does not necessarily mean that there is an opportunity to do something smart and productive.
    For our investment style, opportunity, or the lack thereof, is the current problem. We believe that the stock market has risen to generously priced levels. Unlike the "irrational exuberance" of the late 1990s that concentrated in technology issues, today's rising tide of equity prices has lifted all boats. We also think that similarly generous valuations now exist for government bonds, junk bonds and real estate. Normally the investment landscape looks like Colorado--with peak prices in some asset classes next to valleys of cheapness in others. In contrast, today's investment landscape looks to us like Nebraska--flat, but at a high level.
    The current lack of cheap opportunities is a challenge to even the most able value investor. On the other hand, we agree with Napoleon, who observed that, "ability has nothing to do with opportunity." In contrast to the market of two years ago, in which we found a number of cheap stocks to buy, recently we have found more to sell. The consequence is a shrinking number of stocks in the Fund. While we remain comfortable with the holdings in the Fund, we may sell or lighten some of the companies we own on further price appreciation.

Portfolio Discussion
    One of the best performers in the Fund during the past year was Tyco International. As we predicted last year, investors shifted their attention from past scandals to future profits. Today, Tyco is looking more like a company with good businesses, dominant market shares and cash generating capability.
    One of our worst performers was Tenet Healthcare, the Fund's largest health care holding. Tenet recently lowered its expectations for a turnaround and announced that it would sell a large number of hospitals. Although this is negatively affecting the stock in the short-term, we believe the stock remains undervalued and that there will be an increase in demand for hospital beds in the future.
    The consumer group turned in a very good performance for the fiscal year. The sector was led by strong performances by Tyson Foods and McDonald's, both of which we eliminated from the Fund after their stock prices reached what we believed to be their intrinsic value. Also boosting this sector's performance was Altria Group which rose after its domestic tobacco subsidiary, Philip Morris USA, experienced some litigation success.
    Two of the largest positions in the portfolio--Fannie Mae and Freddie Mac--produced below-Index results for the year due to the controversy surrounding their operations as Government Sponsored Enterprises (GSEs). Both companies are stockholder-owned, but operate under Congressional charter to promote home ownership by ensuring the adequate flow of money into the mortgage lending market. The controversy stems from two separate issues. The first is the implicit subsidy these entities receive in the form of lower borrowing costs, which results from widespread belief that the federal government will stand behind the obligations of its GSEs. Many analysts question how much of the subsidy the GSEs capture and how much they pass on to homeowners. The second issue involves determining the best regulatory framework necessary to ensure the safety and soundness of these very large institutions. While these issues are important, we believe that the controversy distracts investors' attention away from the real risk to any leveraged financial institution--declining asset quality. On that issue, we believe Fannie and Freddie have done a great job of keeping losses low in their mortgage portfolios. We have chosen to hold these currently controversial companies because we believe they are very good businesses. Their efficient operations and implicit subsidy create "a big fat gap" (Fed Chairman Alan Greenspan's accurate, albeit inelegant, description) between borrowing costs and portfolio income that, in our view, translates into high profitability. And they are cheap; both companies sell at about ten times this year's earnings, barely more than half the multiple of the S&P 500.
    We only wish today's stock market provided more opportunities to buy very good businesses at very cheap prices. We believe that many companies are overvalued and there are few companies selling for a significant discount to our estimate of intrinsic value.

                                   PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND


           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|     X     |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                 AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year      Annualized      Annualized      Annualized
                                  Return      3 Year Return  5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    34.82%          6.55%         12.46%           13.49%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 34.58%          6.49%         12.42%           13.45%
------------------------------------------------------------------------------------------------
  Class A with load 4             26.68%          4.13%         10.77%           11.92%
------------------------------------------------------------------------------------------------
  Class A without load 4          34.46%          6.21%         12.08%           13.11%
------------------------------------------------------------------------------------------------
  Class C with load 4             32.51%          5.43%         11.25%           12.28%
------------------------------------------------------------------------------------------------
  Class C without load 4          33.51%          5.43%         11.25%           12.28%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
 IN THE PBHG CLIPPER FOCUS
FUND - PBHG CLASS VERSUS THE
S&P 500 INDEX AND THE LIPPER
MULTI-CAP VALUE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                       PBHG Clipper                   S&P 500                Lipper Multi-Cap
                        Focus Fund                    Index 5              Value Funds Average 6
9/10/98                    10000                       10000                       10000
9/30/98                    10260                       10387                       10000
10/31/98                   11700                       11232                       10793
11/30/98                   12040                       11913                       11287
12/31/98                   11791                       12599                       11592
1/31/99                    11501                       13126                       11621
2/28/99                    11290                       12718                       11321
3/31/99                    11230                       13227                       11639
4/30/99                    12233                       13739                       12616
5/31/99                    12203                       13415                       12584
6/30/99                    12354                       14159                       13008
7/31/99                    12122                       13717                       12625
8/31/99                    11971                       13649                       12241
9/30/99                    11649                       13275                       11728
10/31/99                   11528                       14115                       12114
11/30/99                   11447                       14402                       12150
12/31/99                   11569                       15250                       12503
1/31/00                    11046                       14484                       11941
2/29/00                     9856                       14210                       11410
3/31/00                    10846                       15600                       12677
4/30/00                    11207                       15131                       12683
5/31/00                    11805                       14820                       12827
6/30/00                    11542                       15186                       12476
7/31/00                    12039                       14948                       12573
8/31/00                    12920                       15877                       13386
9/30/00                    13915                       15038                       13326
10/31/00                   14758                       14975                       13699
11/30/00                   15195                       13794                       13184
12/31/00                   16692                       13862                       14008
1/31/01                    16445                       14354                       14421
2/28/01                    16972                       13045                       14009
3/31/01                    16697                       12218                       13534
4/30/01                    17171                       13168                       14296
5/31/01                    17527                       13256                       14582
6/30/01                    17492                       12933                       14327
7/31/01                    17341                       12806                       14291
8/31/01                    17438                       12004                       13794
9/30/01                    16603                       11035                       12627
10/31/01                   16776                       11246                       12801
11/30/01                   18209                       12108                       13602
12/31/01                   18684                       12214                       13955
1/31/02                    18955                       12036                       13801
2/28/02                    19238                       11804                       13717
3/31/02                    20172                       12248                       14366
4/30/02                    19730                       11505                       13936
5/31/02                    20431                       11420                       13894
6/30/02                    18278                       10607                       12875
7/31/02                    17528                        9780                       11729
8/31/02                    18143                        9844                       11853
9/30/02                    15363                        8774                       10568
10/31/02                   16236                        9547                       11182
11/30/02                   17356                       10109                       11991
12/31/02                   16729                        9515                       11439
1/31/03                    16274                        9265                       11191
2/28/03                    15122                        9126                       10884
3/31/03                    14983                        9215                       10887
4/30/03                    16476                        9974                       11798
5/31/03                    18071                       10500                       12671
6/30/03                    18007                       10634                       12819
7/31/03                    17995                       10821                       13011
8/31/03                    18881                       11032                       13352
9/30/03                    18767                       10915                       13207
10/31/03                   19235                       11532                       13949
11/30/03                   19703                       11634                       14190
12/31/03                   20988                       12244                       14948
1/31/04                    21115                       12469                       15254
2/29/04                    20950                       12642                       15581
3/31/04                    20199                       12451                       15428

1 The PBHG Clipper Focus Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Clipper Focus Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Clipper Focus Fund-PBHG Class commenced operations on September 10,
  1998.
3 The performance shown for the Advisor Class prior to its inception on June 30, 2003, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to June 30, 2003, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception date to March 31, 2004 was 11.97%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Clipper Focus Fund-Class A and C shares commenced operations on July
  31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of .25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 128.
6 The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at September 30, 1998. For more information on the Lipper Multi-Cap Value Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Consumer Cyclical         5%
Consumer Non-Cyclical    27%
Energy                    4%
Financial                28%
Health Care              15%
Industrial                9%
Services                  9%
Technology                3%


% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Freddie Mac                                       9.9%
Tyco International                                8.7%
Altria Group                                      8.0%
Fannie Mae                                        7.2%
Electronic Data Systems                           6.3%
Kraft Foods, Cl A                                 5.4%
American Express                                  5.1%
Kroger                                            4.6%
Tenet Healthcare                                  4.2%
El Paso                                           3.9%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 63.3%

PBHG FUNDS


PBHG SMALL CAP VALUE FUND
PORTFOLIO MANAGER: Frank H. Reichel, III, CFA

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies with market capitalizations similar to the market capitalizations in the Russell 2000(R) Value Index at the time of the Fund's purchase. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets.

STRATEGY: The Fund's strategy is to invest in value securities that Thompson, Siegel & Walmsley ("TS&W"), the Fund's sub-adviser believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals. An investment in smaller capitalization companies involves greater risk and price volatility than securities of larger, more established companies.

Performance
    For the fiscal year ended March 31, 2004, PBHG Small Cap Value Fund (PBHG Class) posted a net asset value gain of 58.56% compared with a 29.60% rise for the Russell 2000(R) Value Index. See standard performance for all share classes in the table on the following page. Although past performance is no guarantee of future results and the investment return of the Fund will fluctuate, the Fund also underperformed the broader small cap Russell 2000(R) Index which rose 26.90% during that same period. The last twelve months have been strong for the equity markets in general and we are pleased that we have been able to keep up while employing a strict value discipline in managing the portfolio. While the economy is improving, we are cautious in our outlook, given how far and how fast the market has come since its lows in March 2003. As this report goes to press we have passed the one-year anniversary of the Iraq invasion, and while the goal of removing Saddam Hussein has been accomplished, we are a long way from achieving peace in the region.
    One of the core tenants of our investment approach is our belief that value wins over time. We manage the Fund in a risk conscious manner, which tries to balance the risk/return tradeoff available in the small cap part of the market. In addition to buying undervalued companies, risk is primarily controlled through diversification across both economic sectors and individual stock holdings. This Fund does not try to mimic the Russell 2000(R) Value Index either in its sector weights or portfolio holdings. To use a baseball analogy, we are trying to hit singles consistently, not reaching for grand slam homeruns. As is the case over most time periods, no one stock or sector contributed the lion's share of the performance due to diversification and the risk controls we have in place.

Portfolio Discussion
    One of our top performing sectors for the period was consumer staples, where stock selection helped us outperform a sector that traditionally lags the market during periods of rising economic activity. Sanderson Farms, a Mississippi-based chicken producer, almost doubled in value as protein-related commodities saw a surge in price. We trimmed our position in Sanderson as the holding size approached 3% of the portfolio. 7-Eleven was another winner in this sector as the company reported strong same store sales and continued to reduce debt and lower its risk profile.
    Our overweight position versus the benchmark in producer durables also helped our performance as the economy picked up momentum. MTS Systems, which makes computer-aided engineering software, was our strongest performing stock in the sector based on its numerous new contract awards. Actuant was also a big winner as they continued to expand their dominance in the recreational vehicle and automobile convertible top market. Actuant won 17 of the last 22 convertible top platforms announced by the major automobile manufacturers. Engineered Support Systems, another holding in this sector, benefited from continued defense-related spending focused on the military's rapid deployment capability. New names added in this sector during the period included Briggs & Stratton, which has increased manufacturing margins while sales of their generators and other power equipment has grown, and Joy Global, which makes mining equipment primarily for the coal industry.
    In the energy sector we were aided by a rise in energy and refined product prices. Tesoro Petroleum, a west coast refiner, was our best performing energy stock, as California refining capacity remained very tight. The strong pricing environment produced extraordinary cash flow, which allowed Tesoro to restructure their balance sheet, making the stock less risky and causing the valuation to expand. Berry Petroleum, Comstock Resources and Magnum Hunter Resources were additional beneficiaries of higher crude oil and natural gas prices.
    During the period, health care was the top-performing sector for the benchmark. Despite being overweight to this sector, we did not participate in the Biotech rally hurting performance relative to the benchmark. Our best health care performer this year was Pacificare Health Systems which saw a significant improvement in its business at the same time the national HMO industry saw a return to growth. We believe BioRad Labs, the leading producer of tests for Mad Cow Disease, should benefit from at least a doubling of the number of mandated tests as new government guidelines are published.
    Our overweight position in the technology sector also added value. However, we were generally invested in less volatile names than the Index. NAM TAI Electronics, an electronics component manufacturer for consumer products such as LCD screens, cell phones and video games, performed especially well. Other names that contributed were Ansys, which makes simulation and testing software for manufacturers, and Flir Systems, which makes night vision and thermograph equipment. We trimmed our strong performers throughout the year, redeploying the assets into companies in the manufacturing and defense related industries.
    Our worst performing sector relative to the benchmark for the period was materials & processing, where we were both underweight and had poor stock selection. While no portfolio holding in this sector was down for the year, we did not participate fully in the commodity rally that took place in the cyclical metals-related industries. Given the move many of these stocks had already had in the previous 12 months, we thought valuations had gotten ahead of themselves.
    The utilities sector produced the lowest absolute return for both the Fund and the Index. The bulk of the sector's performance came from companies undergoing restructuring where we had no exposure during the period. Instead, we remained invested in diversified utilities that had exposure to higher natural gas prices.
    In closing, the PBHG Small Cap Value investment team believes the outlook for small cap value stocks is good as they continue to benefit from the improving economic situation. There are still some areas of concern, such as Iraq and interest rates. However, should political tension in Iraq be closer to resolution and interest rates remain in a reasonable range, we believe the market could have a much better year than many are expecting.

                                   PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND

           INVESTMENT FOCUS

                STYLE 6

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|     X     |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year            Annualized            Annualized
                                  Return            3 Year Return       Inception to Date
-------------------------------------------------------------------------------------------
  PBHG Class 2                    58.56%                21.01%               22.46%
-------------------------------------------------------------------------------------------
  Class A with load 3             48.94%                18.11%               19.94%
-------------------------------------------------------------------------------------------
  Class A without load 3          58.04%                20.46%               21.90%
-------------------------------------------------------------------------------------------
  Class C with load 3             55.86%                19.36%               20.76%
-------------------------------------------------------------------------------------------
  Class C without load 3          56.86%                19.36%               20.76%
-------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
 IN THE PBHG SMALL CAP VALUE
 FUND - PBHG CLASS VERSUS THE
RUSSELL 2000(R) VALUE INDEX AND
  THE LIPPER SMALL-CAP CORE
        FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                      PBHG Small Cap              Russell 2000(R)            Lipper Small-Cap
                         Value Fund                Value Index 4           Core Funds Average 5
7/31/00                    10000                       10000                       10000
8/31/00                    10942                       10447                       10838
9/30/00                    11092                       10388                       10626
10/31/00                   11102                       10351                       10356
11/30/00                   10491                       10140                        9493
12/31/00                   11824                       11230                       10407
1/31/01                    12174                       11540                       10882
2/28/01                    11974                       11524                       10327
3/31/01                    11864                       11339                        9848
4/30/01                    12355                       11864                       10630
5/31/01                    13337                       12169                       10988
6/30/01                    13818                       12658                       11264
7/31/01                    13687                       12375                       10992
8/31/01                    13437                       12332                       10699
9/30/01                    12265                       10971                        9371
10/31/01                   12685                       11257                        9845
11/30/01                   13206                       12066                       10517
12/31/01                   13908                       12805                       11174
1/31/02                    13918                       12975                       11125
2/28/02                    14519                       13054                       10953
3/31/02                    15441                       14031                       11791
4/30/02                    15812                       14525                       11915
5/31/02                    15681                       14045                       11493
6/30/02                    15681                       13734                       10909
7/31/02                    14178                       11693                        9438
8/31/02                    14248                       11641                        9468
9/30/02                    13196                       10810                        8793
10/31/02                   13587                       10972                        9029
11/30/02                   13848                       11848                        9658
12/31/02                   13788                       11342                        9252
1/31/03                    13627                       11022                        8991
2/28/03                    13066                       10652                        8705
3/31/03                    13257                       10766                        8788
4/30/03                    14248                       11788                        9549
5/31/03                    15210                       12992                       10450
6/30/03                    15752                       13212                       10709
7/31/03                    16230                       13871                       11263
8/31/03                    16811                       14398                       11780
9/30/03                    16721                       14233                       11599
10/31/03                   18214                       15393                       12544
11/30/03                   19096                       15984                       13000
12/31/03                   19747                       16562                       13344
1/31/04                    19979                       17135                       13798
2/29/04                    20525                       17467                       14013
3/31/04                    21020                       17708                       14128

1 The PBHG Small Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors considering the PBHG Small Cap Value Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Value Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing for more current investment results. For performance information regarding other share classes please consult your financial adviser.
2 The PBHG Small Cap Value Fund-PBHG Class commenced operations on July 25,
  2003. Prior to July 28, 2003, the PBHG Class shares of PBHG Small Cap Value Fund (the "Fund") were known as the TS&W Small Cap Value Fund, LLC (the "LLC"). On July 25, 2003, the Fund acquired the assets of the LLC. The LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of the predecessor LLC. However, the predecessor LLC was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. The performance information shown prior to July 28, 2003 are based on the historical performance of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares.
3 The PBHG Small Cap Value Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Russell 2000(R)Value Index please see the PBHG
  Disclosure Notes on page 128.
5 The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at April 30, 1997. For more information on the Lipper Small-Cap Core Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Basic Materials             6%
Consumer Cyclical          14%
Consumer Non-Cyclical       2%
Energy                     12%
Financial                  19%
Health Care                 8%
Industrial                 17%
Services                    6%
Technology                  8%
Transportation              4%
Utilities                   4%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 6

Scientific Games, Cl A                            2.6%
General Maritime                                  2.5%
Actuant, Cl A                                     2.5%
Pacificare Health Systems                         2.4%
MTS Systems                                       2.4%
Respironics                                       2.2%
Aaron Rents                                       2.1%
Energen                                           2.0%
ESCO Technologies                                 2.0%
Wintrust Financial                                1.9%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 22.6%

 PBHG FUNDS


PBHG REIT FUND
PORTFOLIO MANAGERS: Timothy J. Pire, CFA, Lawrence S. Antonatos and Randall E. Newsome

Portfolio Profile

OBJECTIVE:  High total return consistent with reasonable risk

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations principally engaged in the real estate industry such as "real estate investment trusts" (REITS). Heitman, the Fund's sub-adviser, considers a company principally engaged if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

STRATEGY: The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe to identify companies that it believes are undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, tradition-al statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Investors should note that funds that invest in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. Heitman expects cash reserves to be less than 5% of the assets of the Fund.

Performance
    The overall REIT sector turned in strong positive performance for the 12 months ended March 31, 2004, as measured by the Wilshire Real Estate Securities Index (WRESI). Real estate generally outperformed the broader equity market for the period due to its attractive yields and moderate growth. PBHG REIT Fund (PBHG Class) generated a 52.08% return at net asset value for the 12 months ended March 31, 2004. See standard performance for all share classes in the table on the following page. The Fund kept pace with the WRESI, which was up 52.13%, but outperformed relative to the 35.12% return of the S&P 500 Index over the same time period. Although past performance is no guarantee of future results and the investment returns of the Fund will fluctuate, we are optimistic that the recovering economy will positively impact real estate demand.
    Several factors helped Fund performance over the last 12 months. Consistent with our investment style, the main driver of performance was security selection. Our security selection was positive in six out of nine property types and particularly strong within the hotel and office sectors. Further enhancing performance was our overweight position in the hotel sector, the best performing sector of the Wilshire benchmark over the past 12 months, and underweighting the second worst performing sector of the benchmark, offices. Hotels have been rebounding off their March 2003 lows, which were the result of concerns over the Iraq war, and have been benefiting from improved levels of business travel. The office sector has continued to lag because of weak job growth, which is only now showing signs of improvement.
    An underweight position in the apartment sector also proved favorable to performance, as the apartment sector was the worst performing sector of the benchmark. However, this was offset by security selection in the apartment sector, where the portfolio's holdings underperformed those of the benchmark. The apartment sector's poor performance was attributable to the continuation of three factors: lack of job growth, attractiveness of home ownership and apartment supply growth. Regional retail was the second best performing sector for the WRESI and overweighting it added to Fund performance. The overall effect, however, was moderated by security selection in this sector, which lagged behind the benchmark. The regional retail property sector was strong due to robust consumer spending and continued new store openings by retailers.

Portfolio Discussion
    The U.S. economy continues to expand, although the pace of top-line growth may no longer be accelerating. Strength is widespread, with most regions of the country showing signs of improvement. Nearly two-thirds of all industries are now adding jobs, according to the Bureau of Labor Statistics March employment report--more than twice the level of a year ago. While some recent economic indicators have been mixed, such as lower capital goods shipments and rising oil prices, we believe most signs point toward sustainable economic growth.
    U.S. property market conditions for all sectors except retail and lodging remain somewhat stagnant. New office and warehouse construction has been greatly curtailed and we believe improvement in these sectors is now purely predicated on a recovery in the demand for space. We would expect warehouse demand to recover first, given its close correlation to GDP growth. In our opinion, office demand will likely recover more slowly, requiring a number of consecutive quarters of sustained job growth. We believe apartment construction remains stubbornly high, although many of the reported construction starts are actually condominium units, as opposed to for-rent apartments. The continued conversion of existing apartment projects to condominiums will, in our opinion, also help to keep the stock of apartment units in check with demand.
    We believe that economic growth will lead to stronger performance at the real estate level from a cash flow perspective. And, the recent favorable employment reports bode well for real estate demand on a longer-term basis. We believe continued job growth, which will likely be accompanied by increasing interest rates, should help all property types through increased demand. Those real estate sectors with the shortest lease terms should benefit first.
    We believe that focusing on individual companies, rather than broad property sectors, will provide the greatest opportunities for the Fund. We continue to look for securities that we consider attractively valued within each sector, as we believe this will provide the best prospects for adding value on a long-term basis. As the economy begins to shift from a consumer-driven recovery to one that is led by businesses, we believe that those property sectors more closely tied to the business cycle should begin to see improvements in fundamentals. While consumer-related property sectors, such as retail, may not fare poorly, we do not believe they are likely to see the improvements in cash flow that other property sectors may experience. The retail property sectors are already doing very well from a cash flow perspective.

 PBHG FUNDS

PBHG REIT FUND

           INVESTMENT FOCUS

               STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|      X    |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.



                                     AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                           One Year    Annualized     Annualized     Annualized      Annualized
                            Return   3 Year Return  5 Year Return  10 Year Return  Inception to Date
-----------------------------------------------------------------------------------------------------
   PBHG Class 2             52.08%       21.55%        17.88%          12.90%          10.87%
-----------------------------------------------------------------------------------------------------
   Advisor Class 3          51.66%       21.14%        17.42%          12.51%          10.61%
-----------------------------------------------------------------------------------------------------
   Class A with load 4      42.86%       18.68%        15.98%          11.68%           9.88%
-----------------------------------------------------------------------------------------------------
   Class A without load 4   51.49%       21.02%        17.35%          12.35%          10.32%
-----------------------------------------------------------------------------------------------------
   Class C with load 4      49.37%       20.12%        16.48%          11.51%           9.49%
-----------------------------------------------------------------------------------------------------
   Class C without load 4   50.37%       20.12%        16.48%          11.51%           9.49%
-----------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
 IN THE PBHG REIT FUND - PBHG
CLASS VERSUS THE S&P 500 INDEX,
WILSHIRE REAL ESTATE SECURITIES
   INDEX AND THE LIPPER REAL
     ESTATE FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                                                                                 Wilshire
                           PBHG                       S&P 500                   Real Estate                 Lipper Real Estate
                         REIT Fund                    Index 5                Securities Index 5               Funds Average 6
3/13/89                    10000                       10000                       10000                           10000
3/31/89                     9960                       10000                       10000                           10000
4/30/89                    10140                       10519                       10182                           10218
5/31/89                    10170                       10893                       10357                           10293
6/30/89                    10281                       10881                       10473                           10419
7/31/89                    10747                       11863                       10804                           10908
8/31/89                    10706                       12094                       10690                           10943
9/30/89                    10481                       12045                       10666                           10957
10/31/89                   10308                       11765                       10133                           10657
11/30/89                   10121                       12004                        9982                           10658
12/31/89                    9944                       12292                        9978                           10744
1/31/90                     9833                       11467                        9508                           10415
2/28/90                     9769                       11615                        9504                           10385
3/31/90                     9598                       11923                        9482                           10423
4/30/90                     9718                       11625                        9298                           10234
5/31/90                     9392                       12759                        9257                           10305
6/30/90                     9413                       12672                        9275                           10467
7/31/90                     9489                       12632                        8920                           10551
8/31/90                     8714                       11490                        7878                            9688
9/30/90                     7740                       10931                        6965                            8962
10/31/90                    7313                       10884                        6463                            8845
11/30/90                    7789                       11588                        6726                            9177
12/31/90                    7741                       11911                        6640                            9222
1/31/91                     8715                       12429                        7286                            9962
2/28/91                     8968                       13318                        7714                           10498
3/31/91                     9523                       13641                        8401                           11063
4/30/91                     9534                       13673                        8333                           11208
5/31/91                     9698                       14263                        8462                           11338
6/30/91                     9534                       13610                        8045                           10995
7/31/91                     9499                       14244                        8011                           11159
8/31/91                     9226                       14581                        7915                           11108
9/30/91                     9253                       14337                        7824                           11342
10/31/91                    9012                       14530                        7648                           11205
11/30/91                    8879                       13945                        7394                           11064
12/31/91                    9564                       15539                        7970                           12001
1/31/92                    10116                       15250                        8345                           12444
2/29/92                     9920                       15447                        8324                           12250
3/31/92                     9910                       15147                        8144                           12088
4/30/92                     9749                       15592                        8009                           12001
5/31/92                    10097                       15669                        8041                           12449
6/30/92                     9924                       15436                        7799                           12237
7/31/92                    10314                       16066                        7828                           12583
8/31/92                    10365                       15738                        7710                           12722
9/30/92                    10594                       15922                        8003                           12968
10/31/92                   10799                       15977                        8088                           13147
11/30/92                   10722                       16522                        8158                           13291
12/31/92                   11273                       16724                        8559                           13923
1/31/93                    11959                       16863                        9154                           14561
2/28/93                    12658                       17093                        9597                           15114
3/31/93                    13861                       17454                       10241                           16104
4/30/93                    12986                       17032                        9661                           15615
5/31/93                    12751                       17487                        9509                           15541
6/30/93                    13104                       17539                        9758                           15837
7/31/93                    13460                       17468                        9956                           16187
8/31/93                    13724                       18131                       10163                           16646
9/30/93                    14594                       17992                       10624                           17369
10/31/93                   14274                       18364                       10325                           17270
11/30/93                   13101                       18189                        9875                           16374
12/31/93                   13538                       18409                        9863                           16878
1/31/94                    13697                       19035                       10159                           17070
2/28/94                    14536                       18518                       10574                           17668
3/31/94                    14031                       17711                       10085                           17083
4/30/94                    14192                       17938                       10198                           17209
5/31/94                    14529                       18232                       10410                           17273
6/30/94                    13983                       17785                       10205                           16872
7/31/94                    13820                       18369                       10228                           16808
8/31/94                    13894                       19122                       10221                           16968
9/30/94                    13855                       18655                       10050                           16676
10/31/94                   13164                       19074                        9683                           16094
11/30/94                   12624                       18379                        9304                           15503
12/31/94                   13945                       18652                       10025                           16798
1/31/95                    13189                       19135                        9701                           16249
2/28/95                    13256                       19881                       10005                           16444
3/31/95                    13312                       20468                       10063                           16486
4/30/95                    13107                       21071                        9990                           16331
5/31/95                    13654                       21913                       10321                           17045
6/30/95                    13830                       22422                       10501                           17398
7/31/95                    14143                       23165                       10670                           17765
8/31/95                    14317                       23224                       10800                           17999
9/30/95                    14759                       24204                       10999                           18417
10/31/95                   14266                       24117                       10658                           17920
11/30/95                   14459                       25176                       10769                           18045
12/31/95                   15461                       25661                       11393                           19301
1/31/96                    15479                       26534                       11550                           19560
2/29/96                    15747                       26780                       11779                           19757
3/31/96                    15933                       27038                       11875                           19787
4/30/96                    15951                       27437                       11928                           19767
5/31/96                    16350                       28144                       12194                           20267
6/30/96                    16707                       28251                       12438                           20596
7/31/96                    16634                       27003                       12327                           20513
8/31/96                    17405                       27573                       12851                           21410
9/30/96                    17878                       29125                       13172                           21968
10/31/96                   18324                       29928                       13529                           22452
11/30/96                   19272                       32190                       14091                           23464
12/31/96                   21345                       31553                       15594                           25794
1/31/97                    21540                       33524                       15817                           26158
2/28/97                    21638                       33787                       15827                           26221
3/31/97                    21879                       32398                       15881                           26289
4/30/97                    20975                       34332                       15368                           25369
5/31/97                    21564                       36423                       15826                           26153
6/30/97                    22716                       38055                       16610                           27617
7/31/97                    23570                       41082                       17157                           28783
8/31/97                    23471                       38781                       17030                           28656
9/30/97                    25309                       40905                       18709                           31390
10/31/97                   24788                       39539                       17914                           30442
11/30/97                   25008                       41369                       18274                           30810
12/31/97                   25854                       42079                       18682                           31584
1/31/98                    25534                       42545                       18418                           31110
2/28/98                    25361                       45613                       18182                           31029
3/31/98                    26131                       47949                       18541                           31761
4/30/98                    25236                       48432                       17957                           30767
5/31/98                    24589                       47599                       17784                           30315
6/30/98                    24291                       49533                       17690                           29960
7/31/98                    23162                       49005                       16459                           28079
8/31/98                    21079                       41920                       14749                           25130
9/30/98                    22108                       44606                       15575                           26447
10/31/98                   21259                       48234                       15361                           26201
11/30/98                   21794                       51157                       15650                           26752
12/31/98                   21946                       54105                       15426                           26591
1/31/99                    21361                       56368                       15091                           26006
2/28/99                    20826                       54616                       14972                           25645
3/31/99                    20750                       56801                       14891                           25406
4/30/99                    22647                       59001                       16479                           28114
5/31/99                    23577                       57607                       16757                           28710
6/30/99                    23293                       60804                       16472                           28426
7/31/99                    22392                       58906                       15842                           27363
8/31/99                    22313                       58614                       15604                           26901
9/30/99                    21978                       57008                       14900                           25833
10/31/99                   21287                       60615                       14623                           25257
11/30/99                   20729                       61847                       14393                           25004
12/31/99                   21692                       65490                       14935                           26019
1/31/00                    21530                       62199                       14996                           25863
2/29/00                    21018                       61022                       14709                           25405
3/31/00                    21910                       66992                       15354                           26546
4/30/00                    23221                       64976                       16448                           27966
5/31/00                    23331                       63643                       16646                           28282
6/30/00                    24254                       65212                       17207                           29411
7/31/00                    25888                       64193                       18752                           31666
8/31/00                    25085                       68180                       18077                           30837
9/30/00                    26005                       64580                       18664                           31919
10/31/00                   24800                       64307                       17854                           30489
11/30/00                   25444                       59237                       18256                           30931
12/31/00                   27094                       59527                       19525                           32954
1/31/01                    26980                       61639                       19720                           33106
2/28/01                    26414                       56019                       19310                           32616
3/31/01                    26299                       52470                       19325                           32456
4/30/01                    26701                       56548                       19785                           33199
5/31/01                    27303                       56926                       20339                           33853
6/30/01                    28907                       55541                       21432                           35641
7/31/01                    28502                       54994                       21003                           35078
8/31/01                    29545                       51551                       21736                           36123
9/30/01                    27933                       47389                       20447                           34559
10/31/01                   27198                       48292                       19682                           33515
11/30/01                   28933                       51997                       20958                           35228
12/31/01                   29913                       52452                       21565                           36197
1/31/02                    30118                       51687                       21658                           36251
2/28/02                    30936                       50690                       22154                           36921
3/31/02                    32939                       52596                       23517                           39019
4/30/02                    33042                       49407                       23658                           39577
5/31/02                    33180                       49043                       23897                           40111
6/30/02                    33712                       45550                       24387                           40941
7/31/02                    31596                       41999                       22877                           38759
8/31/02                    31388                       42275                       22886                           38778
9/30/02                    30002                       37681                       21875                           37297
10/31/02                   28481                       40997                       20787                           35801
11/30/02                   29967                       43410                       21816                           37259
12/31/02                   30690                       40859                       22135                           37668
1/31/03                    29965                       39789                       21489                           36776
2/28/03                    30423                       39192                       21805                           37338
3/31/03                    31052                       39573                       22358                           38104
4/30/03                    32516                       42832                       23300                           39658
5/31/03                    34288                       45089                       24637                           41871
6/30/03                    35048                       45666                       25108                           42805
7/31/03                    37030                       46471                       26564                           44851
8/31/03                    37341                       47376                       26848                           45318
9/30/03                    38552                       46873                       27753                           46818
10/31/03                   39140                       49524                       28177                           47716
11/30/03                   40746                       49960                       29398                           49754
12/31/03                   41814                       52580                       30332                           51431
1/31/04                    43745                       53545                       31464                           53395
2/29/04                    44510                       54289                       32106                           54597
3/31/04                    47225                       53470                       34003                           57567

1 The PBHG REIT Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Investors considering the PBHG REIT Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 PBHG REIT Fund-PBHG Class commenced operations on March 13, 1989.
3 The performance shown for the Advisor Class prior to its inception on May 15, 1995, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to May 15, 1995, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 14.53%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG REIT Fund-Class A and C shares commenced operations on September 30,
  2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the S&P 500 Index and the Wilshire Real Estate
  Securities Index please see the PBHG Disclosure Notes on page 128.
6 The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at
  March 31, 1989. For more information on the Lipper Real Estate Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Apartments                  14%
Diversified                  7%
Hotels                      11%
Manufactored Homes           2%
Office Property             21%
Regional Malls              18%
Shopping Centers            11%
Storage                      3%
Warehouse/Industrial        13%

% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Rouse                                             5.8%
Simon Property Group                              5.8%
Host Marriott                                     5.1%
Vornado Realty Trust                              4.8%
BRE Properties, Cl A                              4.7%
Regency Centers                                   4.4%
Catellus Development                              4.4%
Prologis                                          4.3%
Equity Residential                                4.1%
PS Business Parks                                 4.0%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 47.4%

 PBHG FUNDS


PBHG TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Jerome J. Heppelmann, CFA, Raymond J. McCaffrey, CFA and James M. Smith, CFA

Portfolio Profile
OBJECTIVE: Long-term growth of capital. Current income is incidental to the Fund's goal.

INVESTS IN: Under normal market conditions, the Fund, a non-diversified Fund, invests at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its assets in the group of industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

STRATEGY: The Fund's strategy is to invest in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. It should also be noted that Fund's that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Performance
    For the twelve months ended March 31, 2004 the PBHG Technology and Communications Fund (PBHG Class) returned at net asset value 47.33%, versus a return of 56.50% for its benchmark, the Pacific Stock Exchange (PSE) Index. See standard performance for all share classes in the table on the following page. Please keep in mind that past performance is no guarantee of future results and that the investment return and principal value of an investment of the Fund will fluctuate.
    The beginning of the fiscal year closely matched the long awaited turning point for technology shares, which had languished for three consecutive years. The signs of improving order patterns and corporate outlooks for technology companies, combined with the massive compression in valuations that characterized the end of the "bubble" conditions of 1999 and early 2000, translated into a robust rebound in share prices. The initial reversal of fortune occurred in the June quarter, but was sustained and amplified over the balance of the year. Within the Fund, the greatest success was felt by holdings in the small and mid capitalization range, with the value style performing better than names owned more for their growth potential. Several factors can be cited to explain the Fund's underperformance versus the benchmark. First, as typically happens when the business cycle transitions from the contraction to expansion phase, the lowest quality and lowest price names post the largest percentage gains for a time. This occurs as investors recalibrate their required risk premiums and seek out more economically sensitive stocks. The Fund does not favor and typically does not own such low quality and low priced names. Second, stock selection was below par in the roughly 20% of the portfolio comprised of names falling outside of the sector definition of technology. This handful of industrial, consumer and services companies, which dampened volatility somewhat, were a drag on performance. Similarly, over the past year even a normal balance of residual cash had the effect of detracting from returns versus a fully invested benchmark. Finally, the Fund was under represented in some specialized areas that performed with surprising strength - such as wireless equipment and services, telecom equipment, and Internet content and solutions.

Porfolio Discussion
    The Fund's most significant concentration continues to be in semiconductor components and related capital equipment needed for manufacturing these integrated circuits. Historically, the business models of these enterprises are most leveraged to early business cycle improvement, and also offer in many cases the added advantage of relatively modest valuations compared with growth rates and book value. While many would argue that this space will become more challenging as the cycle matures and rates of change moderate, we believe that much potential still exists to watch these names post positive earnings surprises and higher earnings estimates. Other areas that the Fund emphasized included internet software and security, enterprise software, and applications software.
    Over the last twelve months, certain names are worth mentioning for their positive contribution to the Fund's returns. Fairchild Semiconductor, Lam Research, and Nvidia were the top contributors in technology, and Boston Scientific was an important winner in health care. Among the top percentage gainers, Broadcom and Research In Motion are both noteworthy. While the Fund also had its share of disappointing stocks, none individually were particularly damaging. For example, Sonus Networks was a major fundamental disappointment, resulting in a significant loss, but it was a small position and was sold before the full magnitude of the company's problems became visible. Other big percentage losers include O2Micro International and Cree, but again their negative impact on the Fund was relatively small.
    The lingering memory of the very difficult three-year bear market in technology shares, which caused the NASDAQ Composite Index to shed 78% of its value (peak to trough), is weighing on technology investors as we enter the new fiscal year. Worries abound, from company specific competitive conditions to the duration and sustainability of the recovery, to decelerating rates of year over year gains, to relative valuation. We believe, to the contrary, that we are in the early stages of a multi-year recovery, and that well positioned technology vendors will provide the fuel for a productivity based economy. We think technology spending, deferred for several years, will expand rapidly as corporate profits expand, with leveraged positive impact throughout the technology landscape. Stock market gains to date have been reasonable in the context of improving fundamentals, and neither growth nor value styles have enjoyed disproportionate success over the last year. We look forward to the opportunities afforded by the strong economic environment ahead.

                                   PBHG FUNDS
                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

           INVESTMENT FOCUS

                STYLE 7

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Pilgrim Baxter & Associates, Ltd.




                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year      Annualized      Annualized      Annualized
                                  Return     3 Year Return   5 Year Return   Inception to Date
------------------------------------------------------------------------------------------------
  PBHG Class 2                    47.33%        (18.23)%        (13.97)%          4.15%
------------------------------------------------------------------------------------------------
  Advisor Class 3                 46.91%        (18.46)%        (14.12)%          4.05%
------------------------------------------------------------------------------------------------
  Class A with load 4             38.53%        (20.08)%        (15.32)%          3.02%
------------------------------------------------------------------------------------------------
  Class A without load 4          46.92%        (18.49)%        (14.31)%          3.74%
------------------------------------------------------------------------------------------------
  Class C with load 4             44.82%        (19.10)%        (14.95)%          2.97%
------------------------------------------------------------------------------------------------
  Class C without load 4          45.82%        (19.10)%        (14.95)%          2.97%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


   COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT IN
     THE PBHG TECHNOLOGY &
   COMMUNICATIONS FUND - PBHG
 CLASS VERSUS THE PSE TECHNOLOGY
INDEX(R) AND THE LIPPER SCIENCE &
    TECHNOLOGY FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                          PBHG                                              Lipper Science &
                       Technology &               PSE Technology               Technology
                   Communications Fund              Index(R) 5               Funds Average 6
9/30/95                    10000                       10000                       10000
10/31/95                   10800                       10057                        9897
11/30/95                   11720                       10210                       10012
12/31/95                   11602                        9919                        9549
1/31/96                    11462                       10154                        9478
2/29/96                    12562                       10451                        9982
3/31/96                    12482                        9899                        9683
4/30/96                    14132                       10901                       10773
5/31/96                    15303                       11005                       11198
6/30/96                    14973                       10244                       10455
7/31/96                    13712                        9456                        9480
8/31/96                    14963                       10038                       10030
9/30/96                    16643                       10945                       11097
10/31/96                   16793                       10780                       10953
11/30/96                   17663                       12243                       11928
12/31/96                   17916                       11954                       11618
1/31/97                    18539                       13217                       12387
2/28/97                    16580                       12659                       11320
3/31/97                    14927                       11955                       10492
4/30/97                    15437                       12365                       10837
5/31/97                    18100                       13861                       12316
6/30/97                    18641                       13958                       12444
7/31/97                    20865                       16113                       14108
8/31/97                    20773                       16092                       14134
9/30/97                    22416                       16638                       14812
10/31/97                   19732                       14929                       13538
11/30/97                   19151                       14971                       13434
12/31/97                   18511                       14392                       13106
1/31/98                    17697                       14981                       13442
2/28/98                    19850                       16819                       14986
3/31/98                    20643                       17151                       15386
4/30/98                    21061                       17820                       16019
5/31/98                    19047                       16410                       14854
6/30/98                    20332                       17164                       16036
7/31/98                    19186                       17121                       15770
8/31/98                    16004                       13912                       12632
9/30/98                    17997                       15881                       14309
10/31/98                   18072                       17683                       15394
11/30/98                   20322                       19647                       17383
12/31/98                   23324                       22319                       20211
1/31/99                    28435                       25591                       23297
2/28/99                    25325                       22967                       21166
3/31/99                    30000                       24724                       23519
4/30/99                    31653                       25599                       24166
5/31/99                    30120                       26347                       23891
6/30/99                    34622                       29839                       26791
7/31/99                    34067                       29662                       26518
8/31/99                    36916                       31189                       27889
9/30/99                    37916                       31233                       28667
10/31/99                   45517                       33074                       31746
11/30/99                   54107                       37846                       36968
12/31/99                   80210                       48396                       46206
1/31/00                    82496                       47350                       45370
2/29/00                   117027                       58153                       57760
3/31/00                   100197                       57869                       55577
4/30/00                    81848                       54187                       49102
5/31/00                    68637                       49542                       43239
6/30/00                    93468                       54868                       50110
7/31/00                    85195                       51182                       47629
8/31/00                    99596                       58310                       54845
9/30/00                    92089                       51759                       49114
10/31/00                   74246                       48413                       43986
11/30/00                   45137                       40471                       32981
12/31/00                   45165                       40596                       32226
1/31/01                    48379                       45754                       35606
2/28/01                    34067                       37410                       26014
3/31/01                    25853                       33024                       21878
4/30/01                    31719                       38400                       26164
5/31/01                    30000                       37019                       25028
6/30/01                    28399                       36213                       24765
7/31/01                    26102                       34328                       22658
8/31/01                    21509                       31568                       19771
9/30/01                    15787                       25819                       15451
10/31/01                   18517                       29899                       17909
11/30/01                   21942                       33944                       20666
12/31/01                   21509                       34336                       20845
1/31/02                    21378                       34165                       20516
2/28/02                    17664                       31375                       17716
3/31/02                    19409                       34237                       19395
4/30/02                    16535                       30258                       17037
5/31/02                    15039                       29046                       16032
6/30/02                    12257                       25676                       13882
7/31/02                    11181                       22686                       12367
8/31/02                    10538                       22400                       12013
9/30/02                     8806                       19306                       10198
10/31/02                    9987                       22525                       11919
11/30/02                   11562                       25729                       13923
12/31/02                    9790                       22958                       12038
1/31/03                     9606                       22748                       11989
2/28/03                     9751                       22890                       12056
3/31/03                     9593                       22880                       12007
4/30/03                    10367                       24930                       13226
5/31/03                    11575                       28013                       14898
6/30/03                    11535                       28211                       14992
7/31/03                    12073                       29780                       15875
8/31/03                    13241                       31689                       17067
9/30/03                    12716                       30951                       16598
10/31/03                   14003                       33395                       18329
11/30/03                   14121                       34045                       18681
12/31/03                   14186                       35037                       18711
1/31/04                    14869                       36888                       19706
2/29/04                    14580                       36552                       19365
3/31/04                    14134                       35916                       18934

1 The PBHG Technology & Communications Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Investors considering the PBHG Technology & Communications Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. James M. Smith began co-managing the Fund on November 13, 2003. Michael S. Sutton, Jerome J. Heppelmann, and Raymond J. McCaffrey began co-managing the Fund on August 19, 2002.
2 The PBHG Technology & Communications Fund-PBHG Class commenced operations on
  September 29, 1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was (30.19%). Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG Technology & Communication Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the PSE Technology Index(R)please see the PBHG
  Disclosure Notes on page 128.
6 The chart assumes $10,000 invested in the Lipper Science & Technology Funds
  Average at September 30, 1995. For more information on the Lipper Science & Technology Funds Average please see the PBHG Disclosure Notes on page 128.
7 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure Notes on page 129.

SECTOR WEIGHTINGS AT MARCH 31, 2004+

[Pie chart omitted -- plot points as follows:]

Basic Materials 1%
Consumer Cyclical 3%
Health Care 5%
Industrial 1%
Services 6%
Technology 84%

+ As a % of Equity


TOP TEN COMMON STOCK HOLDINGS AT MARCH 31, 2004 7

Symantec                                          2.6%
Yahoo                                             2.1%
Cisco Systems                                     2.0%
Check Point Software Technologies                 2.0%
BMC Software                                      1.9%
Qualcomm                                          1.8%
Sungard Data Systems                              1.8%
Nextel Communications, Cl A                       1.7%
International Business Machines                   1.7%
Analog Devices                                    1.7%
------------------------------------------------------
% of Total Portfolio Investments in Common Stock 19.3%

 PBHG FUNDS

PBHG INTERMEDIATE FIXED INCOME FUND
PORTFOLIO MANAGERS: David T. Kilborn, CFA and Robert P. Clancy

Portfolio Profile

OBJECTIVE: High level of current income consistent with relative stability of principal.

INVESTS IN: Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure such as dollar rolls.

STRATEGY: The Fund's average duration is expected to range from 75% to 125% of the average duration of the Lehman Intermediate U.S. Aggregate Bond Index based upon Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

Performance
    In its first period of operations beginning July 31, 2003 and ended March 31, 2004, the PBHG Intermediate Fixed Income Fund (PBHG Class) posted a return at net asset value of 6.19%. See standard performance for all share classes in the table on the following page. Although past performance is no guarantee of future results and the investment return of the Fund will fluctuate, the Fund outperformed its benchmark, the Lehman Intermediate U.S. Aggregate Bond Index, by 1.38% over the same period. The Lehman Intermediate U.S. Aggregate Bond Index returned 5.42% for the period. The outperformance was achieved largely through the security selection process with emphasis placed on building a higher yielding portfolio.
    Throughout the period spread products such as corporate bonds, commercial mortgage-backed securities and asset-backed securities, all of which the Fund owned, performed very well. The Fund's allocation to these sectors enhanced performance as their spreads compressed significantly. During the fourth quarter the spread over Treasuries fell to multi-year lows as investors searched for investments with a yield advantage over Treasuries. Significant spread tightening over the past year has produced a market environment where finding relative value has become more challenging at the sector level. As a result, our investment focus has been on adding value through individual security selection.

Porfolio Discussion
    Key economic releases over the past few quarters have continued to show signs of a strengthening economy. The manufacturing sector in particular has shown improvement, with two of the more closely watched measures of manufacturing activity reporting their highest levels in more than a decade. Steady growth in durable goods orders over the past three quarters is an indication that corporate capital expenditures have also been on the rise. Increased corporate capital expenditures coupled with continued strength in consumer demand should, in our opinion, help grow the domestic economy at a rate of 4.5% to 5.5% this year (as measured by Gross Domestic Product).
    With the improvement in current economic conditions and expectations that the employment picture will improve, we believe that interest rates will trend upward over the next year. As a result of this view, we have reduced the duration of the Fund, positioning it more defensively. At March 31, the Fund's duration was 2.60 years, one year shorter than the Fund's duration at December 31, 2003. At period ended March 31, 2004 the duration of the Fund was .60 years shorter than the Index, having a negative impact on performance during the fiscal quarter. However, with yields rising sharply following the release of the March employment report we expect the Fund to benefit from this adjustment in the months ahead.
    Since the Fund's inception we have been overweight to asset-backed securities versus the benchmark and overweight U.S. Treasuries versus our longer-term targeted allocation. Over the past eight months we have found attractive investments in the mortgage-backed, commercial mortgage-backed and corporate sectors that have allowed us to decrease our allocation to the Treasury and asset-backed sectors. By the end of the first quarter of 2004 we had reduced our allocation to U.S. Treasuries to 3%. We believe, over the long-term, overweighting spread sector products and underweighting Treasuries and Agencies will produce returns in excess of the Fund's benchmark. This was certainly the case through the end of the funds first fiscal period.
    As we begin the second quarter of 2004, the confidence of both investors and consumers seems to be rising, and most economists' expectations are that we have passed the bottom of the current interest rate cycle. The strength of the March employment report has generally shortened our own expectations and the expectations of many economists regarding the timing of when we believe the Federal Reserve will begin increasing key interest rates. Where we previously believed that the Fed would remain on hold until at least September of this year, it is now possible that further gains in employment could lead to a rate increase as early as this summer.
    Should interest rates increase in the coming months, we believe the Fund is well positioned to continue to meet its objectives for the coming year. We thank you for your confidence in the Fund and hope we can continue to serve your investment needs in the future.

                                   PBHG FUNDS

                                             PBHG INTERMEDIATE FIXED INCOME FUND


              MATURITY 5

    SHORT    INTERMEDIATE   LONG
|-----------|-----------|----------|
|           |           |          |
|           |           |          |
|           |      X    |          |  High
|           |           |          |
|           |           |          |
|-----------|-----------|----------|               Q
|           |           |          |               U
|           |           |          |               A
|           |           |          |  Medium       L
|           |           |          |               I
|           |           |          |               T
|-----------|-----------|----------|               Y
|           |           |          |
|           |           |          |
|           |           |          |  Low
|           |           |          |
|           |           |          |
|-----------|-----------|----------|

Source: Pilgrim Baxter & Associates, Ltd.



        AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                   Cumulative Inception to Date
------------------------------------------------------------------
  PBHG Class 2                                  6.19%
------------------------------------------------------------------
  Class A with load 3                           0.95%
------------------------------------------------------------------
  Class A without load 3                        6.00%
------------------------------------------------------------------
  Class C with load 3                           4.36%
------------------------------------------------------------------
  Class C without load 3                        5.36%
------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN THE
 VALUE OF A $10,000 INVESTMENT
IN THE PBHG INTERMEDIATE FIXED
  INCOME FUND - PBHG CLASS
     VERSUS THE LEHMAN
 INTERMEDIATE U.S. AGGREGATE
  BOND INDEX AND THE LIPPER
INTERMEDIATE INVESTMENT GRADE
     DEBT FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]


                           PBHG                       Lehman                      Lipper
                       Intermediate                 Intermediate               Intermediate
                       Fixed Income                 US Aggregate             Investment Grade
                           Fund                     Bond Index 4            Debt Funds Average 4
7/31/03                    10000                       10000                       10000
8/31/03                    10129                       10043                       10062
9/30/03                    10364                       10265                       10317
10/31/03                   10330                       10193                       10234
11/30/03                   10380                       10210                       10261
12/31/03                   10488                       10308                       10358
1/31/04                    10593                       10375                       10434
2/29/04                    10668                       10474                       10529
3/31/04                    10619                       10542                       10603

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Intermediate Fixed Income Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Intermediate Fixed Income Fund-PBHG Class commenced operations on
  July 31, 2003.
3 The PBHG Intermediate Fixed Income Fund-Class A and C shares commenced operations on July 31, 2003. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 4.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
4 For more information on the Lehman Intermediate U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average please see the PBHG Disclosure Notes on page 128.
5 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Asset-Backed Securities          28%
Commercial Mortgages             13%
Corporate Bonds                  23%
Mortgage Related                  9%
Residential Mortgages-Agency     24%
Treasury Notes                    3%

% of Total Portfolio Investments in Long-Term Obligations


     TOP TEN FIXED INCOME HOLDINGS AT MARCH 31, 2004 5

Federal National Mortgage Association
  15 year TBA, 5.500%, 04/15/34                   7.7%
Federal Home Loan Mortgage Corporation
  30 year TBA, 5.500%, 04/15/34                   7.5%
Federal National Mortgage Association
  30 year TBA, 5.500%, 04/15/34                   7.4%
Bank of America Mortgage Securities CMO,
  Ser 2002, Cl 3B2 6.000%, 03/25/17               3.8%
U.S. Treasury Note, 3.250%, 01/15/09              3.3%
Federal Home Loan Mortgage Corporation,
  Ser 2613, Cl IJ 5.500%, 07/15/32                3.2%
Federal Home Loan Mortgage Corporation,
  Ser 2581, Cl HI 5.000%, 02/15/17                2.7%
Aircraft Certificate Owner Trust ABS,
  Private Placement 144A, Ser 2003-1A, Cl B
  4.725%, 09/20/22                                2.3%
Chase USA Master Trust, Ser 2000-1, Cl A
  7.490%, 08/17/09                                2.3%
Metris Master Trust, Ser 2002-4, Cl A
  1.470%, 05/20/11                                2.2%
------------------------------------------------------
%   of  Total Portfolio Investments in Fixed
Income Holdings                                  42.4%

 PBHG FUNDS

PBHG IRA CAPITAL PRESERVATION FUND
PORTFOLIO MANAGERS: David T. Kilborn, CFA, Robert W. Heath and
Andrew D. Beaumier

Portfolio Profile

OBJECTIVE: A level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

INVESTS IN: The fund's strategy is to invest primarily in debt securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top category at the time of purchase and wrapper agreements issued by entities rated in the top two categories at the time of purchase. The Fund may also invest in liquid short-term investments and commingled pools of debt.

STRATEGY: The Fund seeks to stabilize its NAV by purchasing wrap-per agreements from financial institutions, such as insurance companies and banks. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would obligate the wrap provider to pay the Fund the difference, and vice versa.

Performance
    Despite a period of significant volatility in the U.S. Treasury markets during which Treasury yields sank to 40 year lows, the PBHG IRA Capital Preservation Fund continued to provide its investors with stable positive returns over the past year. The PBHG Class of the Fund returned at net asset value 3.38%. Although past performance is no guarantee of future results and the investment return of the Fund will fluctuate, the performances of the Fund compared favorably to the returns of other capital preservation vehicles like money market funds. The PBHG Class Fund outperformed the Lipper Money Market Fund Average, which returned 0.54%, by 2.75% over the past year. See standard performance for all share classes in the table on the following page. The Fund's outperformance was attributed to the longer duration and higher yielding assets that it owns compared to the holdings of the typical money market fund.
    The Fund underperformed its benchmark, the Ryan 5-Year GIC Master Index, which returned 5.88%, for the 12 months ending March 31, 2004. The average quality of the PBHG IRA Capital Preservation Fund was higher than that of the Ryan Index and the Ryan Index is comprised of insurance company issued Guaranteed Investment Contracts which are illiquid and in which the Fund does not invest.
    Throughout the period spread product such as corporate bonds, commercial mortgage-backed securities and asset-backed securities, all of which the Fund owns, performed very well. The Fund's allocation to these sectors enhanced performance as their spreads over Treasuries compressed significantly. During the fourth quarter the spreads of these securities fell to multi-year lows as investors searched for investments with a yield advantage over Treasuries. The significant spread tightening over the past year has produced a market environment where finding relative value has become more challenging at the sector level. Going forward, our investment focus will be on adding value through individual security selection.

Portfolio Discussion
    Key economic releases over the past few quarters continued to show signs of a strengthening economy. The manufacturing sector in particular continues to improve with two of the more closely watched measures of manufacturing activity reporting their highest levels in more than a decade. Steady growth in durable goods orders over the past three quarters is an indication that corporate capital expenditures have also been on the rise. Increased corporate capital expenditures coupled with continued strength in consumer demand should, in our opinion, help grow the domestic economy at a rate of 4.5% to 5.5% this year (as measured by Gross Domestic Product).
    With the improvement in current economic conditions and expectations that the employment picture will improve, we believe that interest rates will trend upward over the next year. As a result of this view we have currently positioned the Fund defensively by reducing the duration of the Fund which stood at approximately 2.25 years at fiscal year end. Should interest rates rise in the coming months, the shorter duration should help the Fund yield track current interest rates more closely.
    The Fund is structured to meet its primary objectives of preserving principal for investors and maintaining a stable NAV. Although we cannot guarantee the fund will achieve that goal, we employ an investment process that focuses primarily on enhancing the portfolio yield through attention to sector weightings and individual security selection. We build a well-diversified portfolio that holds high quality investments across the major fixed income sectors. Within each sector, the portfolio is well diversified by name with holdings in 136 different securities. Because of our principal preservation objective, the Fund is invested primarily in securities rated AAA/Aaa by the Moody's and Standard & Poors rating agencies, respectively.
    As we begin the second quarter of 2004, the confidence of both investors and consumers seems to be rising, and most economists' expectations are that we have passed the bottom of the current interest rate cycle. The March employment report has generally shortened our own expectations and the expectations of many economists regarding the timing of when the Federal Reserve will begin increasing key interest rates. While we previously believed that the Fed would keep interest rates on hold until at least September of this year, it is now possible that further gains in employment could lead to a rate increase as early as this summer.
    The PBHG IRA Capital Preservation Fund is structured with the goal of achieving its objectives in both falling and rising interest rate environments. Should interest rates increase in the near term, we believe the Fund is well positioned to meet these objectives in the coming year. The Fund's ability to provide a positive total return in a rising interest rate environment makes it a valuable alternative for retirement planning. We thank you for your confidence in the Fund and hope we can continue to provide for your retirement needs in the future.

                                   PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


             MATURITY 6

    SHORT    INTERMEDIATE   LONG
|-----------|-----------|----------|
|           |           |          |
|           |           |          |
|     X     |           |          |  High
|           |           |          |
|           |           |          |
|-----------|-----------|----------|               Q
|           |           |          |               U
|           |           |          |               A
|           |           |          |  Medium       L
|           |           |          |               I
|           |           |          |               T
|-----------|-----------|----------|               Y
|           |           |          |
|           |           |          |
|           |           |          |  Low
|           |           |          |
|           |           |          |
|-----------|-----------|----------|

Source: Pilgrim Baxter & Associates, Ltd.

                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                                 One Year          Annualized          Annualized
                                  Return         3 Year Return     Inception to Date
--------------------------------------------------------------------------------------
  PBHG Class 2                     3.38%             4.43%               5.24%
--------------------------------------------------------------------------------------
  Advisor Class 3                  3.14%             4.28%               5.14%
--------------------------------------------------------------------------------------
  Class A with load 4              1.10%             3.43%               4.54%
--------------------------------------------------------------------------------------
  Class A without load 4           3.12%             4.11%               5.00%
--------------------------------------------------------------------------------------
  Class C with load 4              1.52%             3.39%               4.25%
 --------------------------------------------------------------------------------------
  Class C without load 4           2.52%             3.39%               4.25%
--------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF CHANGE IN
  THE VALUE OF A $10,000
INVESTMENT IN THE PBHG IRA
CAPITAL PRESERVATION FUND -
PBHG CLASS VERSUS THE RYAN
5-YEAR GIC MASTER INDEX AND
  THE LIPPER MONEY MARKET
      FUNDS AVERAGE

[Line chart omitted -- plot points as follows:]

                                                                                   Ryan
                     PBHG IRA Capital              Lipper Money                 5-Year GIC
                     Preservation Fund        Market Funds Average 5          Master Index 5
8/31/99                    10000                       10000                       10000
9/30/99                    10055                       10037                       10053
10/31/99                   10112                       10076                       10106
11/30/99                   10166                       10115                       10159
12/31/99                   10224                       10158                       10212
1/31/00                    10279                       10201                       10264
2/29/00                    10331                       10241                       10317
3/31/00                    10386                       10285                       10370
4/30/00                    10441                       10330                       10422
5/31/00                    10499                       10377                       10475
6/30/00                    10555                       10425                       10528
7/31/00                    10613                       10476                       10581
8/31/00                    10674                       10527                       10634
9/30/00                    10738                       10577                       10688
10/31/00                   10799                       10629                       10741
11/30/00                   10857                       10679                       10795
12/31/00                   10917                       10731                       10848
1/31/01                    10978                       10781                       10902
2/28/01                    11032                       10823                       10956
3/31/01                    11098                       10867                       11010
4/30/01                    11154                       10905                       11064
5/31/01                    11209                       10940                       11118
6/30/01                    11263                       10970                       11171
7/31/01                    11319                       11000                       11225
8/31/01                    11377                       11027                       11279
9/30/01                    11430                       11052                       11332
10/31/01                   11484                       11072                       11385
11/30/01                   11532                       11087                       11438
12/31/01                   11577                       11100                       11490
1/31/02                    11621                       11111                       11543
2/28/02                    11665                       11121                       11595
3/31/02                    11711                       11131                       11647
4/30/02                    11753                       11141                       11699
5/31/02                    11800                       11151                       11751
6/30/02                    11844                       11160                       11802
7/31/02                    11887                       11170                       11854
8/31/02                    11930                       11179                       11905
9/30/02                    11974                       11188                       11955
10/31/02                   12021                       11197                       12006
11/30/02                   12064                       11205                       12056
12/31/02                   12107                       11212                       12106
1/31/03                    12149                       11217                       12155
2/28/03                    12185                       11222                       12204
3/31/03                    12224                       11228                       12253
4/30/03                    12260                       11232                       12313
5/31/03                    12297                       11237                       12372
6/30/03                    12331                       11241                       12431
7/31/03                    12365                       11244                       12490
8/31/03                    12399                       11248                       12549
9/30/03                    12433                       11251                       12607
10/31/03                   12467                       11255                       12667
11/30/03                   12501                       11258                       12726
12/31/03                   12536                       11261                       12785
1/31/04                    12571                       11265                       12844
2/29/04                    12603                       11268                       12903
3/31/04                    12637                       11271                       12961

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser.

  While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, the Sub-Adviser believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund. The SEC has inquired as to the valuation methodology of the wrapper agreements employed by "stable value" mutual funds, including the Fund. If the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology for its wrapper agreements, which could cause the Fund's net asset value to fluctuate greater or less than $10 per share on a daily basis. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Had the expense waiver not been in effect, the 30 day yield for the PBHG and Advisor Class would have been 3.82% and 3.14%, respectively. Investors considering the PBHG IRA Capital Preservation Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG IRA Capital Preservation Fund-PBHG Class commenced operations on
  August 31, 1999.
3 The performance shown for the Advisor Class prior to its inception on July 31, 2002, is based on the performance and expenses of the PBHG Class shares without the adjustments of the 0.25% service (12b-1) fee. If the service (12b-1) fee had been deducted, the performance of the Fund would have been lower. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. Subsequent to July 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2004 was 3.48%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
4 The PBHG IRA Capital Preservation Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 2.00% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months.
5 For more information on the Ryan 5-Year GIC Master Index and the Lipper Money
  Market Funds Average please see the PBHG Disclosure Notes on page 128.
6 For more information on the Investment Focus Style and Top Ten Holdings please see the PBHG Disclosure notes on page 129.


SECTOR WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Asset-Backed Securities             38%
Commercial Mortgages                 6%
Corporate Bonds                     19%
Mortgage Related                     3%
Residential Mortgages-Agency        19%
Residential Mortgages               14%
Government Bond                      1%

% of Total Portfolio Investments in Long-Term Obligations
(excluding wrapper agreements and repurchase agreements)


TOP TEN FIXED INCOME HOLDINGS AT MARCH 31, 2004 6

Federal National Mortgage Association
  15 year TBA, 6.000%, 04/20/19                               3.5%
Federal National Mortgage Association
  15 year TBA, 5.000%, 04/20/19                               3.4%
Federal National Mortgage Association
  30 year TBA, 5.500%, 04/15/34                               2.7%
Federal National Mortgage Association
  30 year TBA, 6.500%, 04/15/34                               2.1%
Washington Mutual CMO, Ser 2002-AR19, Cl A5
  4.32%, 02/25/33                                             2.0%
Metris Master Trust, Ser 2002-3A, Cl A
  1.390%, 05/20/09                                            2.0%
General Electric Capital Corporation MTN
  5.375%, 03/15/07                                            1.8%
Countrywide Asset Backed Certificate,
  Ser 2003-5, Cl AF5 5.739%, 02/25/34                         1.8%
Federal National Mortgage Association,
  Ser 2002-W2, Cl AF5 6.000%, 06/25/32                        1.8%
Chase USA Master Trust, Ser 2000-1, Cl A
  7.490%, 08/17/09                                            1.8%
-------------------------------------------------------------------
% of  Total Portfolio Investments in Fixed Income Holdings   22.9%

 PBHG FUNDS


PBHG CASH RESERVES FUND
PORTFOLIO MANAGER: Timothy E. Smith

Portfolio Profile

OBJECTIVE:  Current income while preserving principal and maintaining liquidity.

INVESTS IN: Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter and Wellington Management, the Fund's sub-adviser, determines are of comparable quality.

STRATEGY: The Fund's strategy is to invest primarily in U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

Performance
    For the year ended March 31, 2004, PBHG Cash Reserves Fund returned at net asset value 0.32%, trailing the Lipper Money Market Funds Average return of 0.38%. See standard performance for all share classes in the table on the following page. Keep in mind that past performance is no guarantee of future results and the investment results will fluctuate. Given the widespread waiving of fees within the money market fund industry, returns before the waiver are difficult to obtain. Longer-term returns remain favorable. The U.S. economy ended 2003 and began 2004 on a strong note, signaling a strengthening, broad-based recovery. GDP numbers released in January show the economy expanded 4.0% in the fourth quarter, after rising at an impressive rate of 8.2% during the third quarter. Consumer spending remained robust and capital spending, led by business equipment and software needs, improved as well. Economic releases portrayed a trend of positive data and began to reflect increasing contributions to growth from the business sector.
    During the first quarter of 2004, bond investors focused on whether the U.S. economic recovery had become self-sustaining and when the Federal Reserve might raise rates. However, the data in economic releases continued to tug the bond market in different directions. Both manufacturing and servicing reports remained expansive, but at lower levels than expected. In addition, the long wait continued for hiring to match the growth in GDP that has occurred over the past few quarters, dampening both consumer and investor confidence and driving interest rates lower. Brighter news arrived on April 2 as the release of March payroll data showed surprising strength (the largest gain since early 2000) and eased investors' fears of a jobless recovery.
    The Federal Open Market Committee changed interest rates once during the year ended March 31, 2004 with a 25 basis point rate cut. The Fed Funds rate remains unchanged at a 45-year low of 1%. In light of the improving economic data, Federal Reserve policymakers upgraded their assessment of the U.S. economy at their meeting on December 10, 2003 by saying output was "expanding briskly" and that employment was improving modestly. At its January 2004 meeting, the Fed removed its commitment to hold interest rates low "for a considerable period" and instead indicated that it would remain "patient in removing its policy accommodations." We believe this change recognizes the expanding economy and the Fed is readying the market for future rate hikes.

Portfolio Discussion
    We continue to manage the Fund conservatively by emphasizing high quality, liquid issues and avoiding lower credit quality or leveraged structures that offer higher yields. In anticipation of lower interest rates, we lengthened the weighted average maturity of the Fund last spring, and were thereby able to lock in higher yields prior to the 1/4 point rate cut in June. With much of the yield curve inverted during this period, this strategy sacrificed a modest level of short-term returns in order to position the Fund for longer-term returns and relative yield stability. We continue to utilize our extensive credit research resources to try to ensure that these longer maturity instruments are of the highest quality and liquidity.

                                   PBHG FUNDS
                                                         PBHG CASH RESERVES FUND


                AVERAGE ANNUAL TOTAL RETURN 1 AS OF MARCH 31, 2004

                        One         Annualized      Annualized     Annualized
                        Year          3 Year          5 Year        Inception
                       Return         Return          Return         to Date
--------------------------------------------------------------------------------
  PBHG Class 2          0.32%          1.26%           2.90%          3.84%
--------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


 COMPARISON OF TOTAL RETURN,
AS OF MARCH 31, 2004 FOR THE
 PBHG CASH RESERVES FUND,
 VERSUS THE LIPPER MONEY
  MARKET FUNDS AVERAGE

[Bar chart omitted -- plot points as follows:]

Cash Reserves Fund                   one year            0.32%
Lipper Money Market Funds            one year            0.38%

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns shown reflect past fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. The yield for the Fund more closely reflects the current earnings of the Fund than its total return. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. This information must be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing.
2 The PBHG Cash Reserves Fund commenced operations on April 4, 1995.
3 For more information on the Lipper Money Market Funds Average please see the PBHG Disclosure Notes on page 128.


ASSET WEIGHTINGS AT MARCH 31, 2004

[Pie chart omitted -- plot points as follows:]

Cash                           7%
Certificates of Deposit        7%
Commercial Paper              59%
Government Bond               27%

 % of Total Portfolio Investments
(excluding repurchase agreements)

            PBHG FUNDS

 PBHG EMERGING GROWTH FUND

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
BASIC MATERIALS -- 1.5%
ADVANCED MATERIALS/PRODUCTS -- 0.9%
Ceradyne*                              71,600   $       2,588
                                                -------------
                                                        2,588
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.6%
Cabot Microelectronics*                35,900           1,516
                                                -------------
                                                        1,516
                                                -------------
TOTAL BASIC MATERIALS (COST $2,793)                     4,104
                                                -------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.0%
APPAREL MANUFACTURERS -- 1.0%
Quiksilver*                           123,900           2,707
                                                -------------
                                                        2,707
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 1.1%
K-Swiss, Cl A                         128,800           3,152
                                                -------------
                                                        3,152
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.8%
Shuffle Master*                        47,700           2,218
                                                -------------
                                                        2,218
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.8%
Bebe Stores*                           79,800           2,676
Finish Line, Cl A*                     72,000           2,663
Jos A Bank Clothiers*                  67,875           2,444
Urban Outfitters*                     173,000           8,314
                                                -------------
                                                       16,097
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.1%
Select Comfort*                       105,000           2,897
                                                -------------
                                                        2,897
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.2%
Insight Enterprises*                  175,800           3,384
                                                -------------
                                                        3,384
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 2.1%
Tractor Supply*                       150,400           5,823
                                                -------------
                                                        5,823
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 1.0%
Guitar Center*                         73,000           2,711
                                                -------------
                                                        2,711
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.0%
Chicago Pizza & Brewery*              117,000           1,529
Panera Bread, Cl A*                    45,800           1,783
PF Chang's China Bistro*               78,200           3,934
Rare Hospitality International*       102,900           2,856
Red Robin Gourmet Burgers*            138,000           3,919
                                                -------------
                                                       14,021
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.9%
Dick's Sporting Goods*                 91,100   $       5,297
                                                -------------
                                                        5,297
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $36,966)                 58,307
                                                -------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.5%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.5%
SunOpta*                              148,200           1,466
                                                -------------
                                                        1,466
                                                -------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,169)               1,466
                                                -------------
--------------------------------------------------------------------------------
ENERGY -- 1.0%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.0%
Petroleum Development*                 99,600           2,854
                                                -------------
                                                        2,854
                                                -------------
TOTAL ENERGY (COST $1,912)                              2,854
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
DENTAL SUPPLIES & EQUIPMENT -- 1.0%
Align Technology*                     146,000           2,776
                                                -------------
                                                        2,776
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 1.9%
Gen-Probe*                            156,100           5,215
                                                -------------
                                                        5,215
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.8%
Merit Medical Systems*                105,300           2,279
--------------------------------------------------------------------------------
                                                        2,279
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.9%
Abaxis*                                39,500             800
Advanced Neuromodulation Systems*      98,600           3,558
Kensey Nash*                           62,300           1,536
Ventana Medical Systems*               56,600           2,318
--------------------------------------------------------------------------------
                                                        8,212
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.1%
Inamed*                                71,550           3,812
Wright Medical Group*                  68,500           2,103
--------------------------------------------------------------------------------
                                                        5,915
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.3%
Digene*                                58,000           1,993
Integra LifeSciences Holdings*         29,900             916
Martek Biosciences*                    59,000           3,363
--------------------------------------------------------------------------------
                                                        6,272
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.8%
Flamel Technologies-ADR*               60,000           1,555
Kos Pharmaceuticals*                   85,000           3,463
--------------------------------------------------------------------------------
                                                        5,018
--------------------------------------------------------------------------------

                                               PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.4%
United Surgical Partners
  International*                       32,100   $       1,089
                                                -------------
                                                        1,089
--------------------------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 1.7%
American Healthways*                  195,000           4,762
                                                -------------
                                                        4,762
                                                -------------
TOTAL HEALTH CARE (COST $28,780)                       41,538
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.3%
ELECTRONIC SECURITY DEVICES -- 0.6%
Taser International*                   19,500           1,527
                                                -------------
                                                        1,527
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.5%
Engineered Support Systems             84,800           4,137
                                                -------------
                                                        4,137
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.7%
Stericycle*                            40,700           1,948
                                                -------------
                                                        1,948
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.2%
Metrologic Instruments*                27,200             636
                                                -------------
                                                          636
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.0%
Cognex                                 78,800           2,620
                                                -------------
                                                        2,620
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.7%
Photon Dynamics*                       63,000           2,056
                                                -------------
                                                        2,056
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.4%
Cymer*                                 66,700           2,575
Rofin-Sinar Technologies*              43,800           1,307
                                                -------------
                                                        3,882
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.2%
Applied Films*                        120,500           3,362
                                                -------------
                                                        3,362
                                                -------------
TOTAL INDUSTRIAL (COST $13,874)                        20,168
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 7.4%
COMMERCIAL SERVICES-FINANCE -- 0.7%
iPayment*                              57,700           1,919
                                                -------------
                                                        1,919
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%
Manhattan Associates*                 118,900           3,305
--------------------------------------------------------------------------------
                                                        3,305
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.5%
Advisory Board*                        77,300   $       2,825
Charles River Associates*              69,300           2,272
Corporate Executive Board*            102,900           4,836
DiamondCluster International*         285,000           2,759
                                                -------------
                                                       12,692
--------------------------------------------------------------------------------
SCHOOLS -- 1.0%
Bright Horizons Family Solutions*      57,100           2,693
                                                -------------
                                                        2,693
                                                -------------
TOTAL SERVICES (COST $17,306)                          20,609
                                                -------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 45.2%
CIRCUIT BOARDS -- 1.4%
Merix*                                 96,700           1,784
TTM Technologies*                     178,100           2,194
                                                -------------
                                                        3,978
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.5%
Avid Technology*                       92,100           4,249
Witness Systems*                      207,100           2,676
                                                -------------
                                                        6,925
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.1%
Trident Microsystems*                 194,700           3,105
                                                -------------
                                                        3,105
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Brooktrout*                            81,700           1,621
Merge Technologies*                    91,400           1,337
                                                -------------
                                                        2,958
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.9%
Dot Hill Systems*                     140,000           1,403
Lexar Media*                           73,800           1,222
                                                -------------
                                                        2,625
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.3%
Transact Technologies*                 19,200             748
                                                -------------
                                                          748
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.2%
Digital River*                         54,000           1,264
Valueclick*                           202,400           2,186
                                                -------------
                                                        3,450
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.3%
Digital Insight*                       39,500             818
                                                -------------
                                                          818
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
Benchmark Electronics*                 95,050           2,992
                                                -------------
                                                        2,992
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG EMERGING GROWTH FUND


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.3%
ESS Technology*                       110,300   $       1,617
Integrated Silicon Solutions*         283,100           5,022
Omnivision Technologies*              182,000           4,970
Silicon Laboratories*                  85,600           4,527
Zoran*                                 78,000           1,354
                                                -------------
                                                       17,490
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.7%
Magma Design Automation*               88,700           1,855
                                                -------------
                                                        1,855
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 4.4%
Ascential Software*                    72,300           1,585
Hyperion Solutions*                    88,100           3,652
MicroStrategy, Cl A*                   57,900           3,086
Omnicell*                             120,600           2,389
Packeteer*                            115,200           1,521
                                                -------------
                                                       12,233
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 1.8%
eResearch Technology*                 176,800           4,959
                                                -------------
                                                        4,959
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 1.7%
NetFlix*                              141,800           4,838
                                                -------------
                                                        4,838
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 3.4%
F5 Networks*                          141,050           4,775
Radware*                               97,000           2,576
SupportSoft.com*                      195,300           2,150
                                                -------------
                                                        9,501
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.9%
Secure Computing*                     160,600           2,626
                                                -------------
                                                        2,626
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.9%
Aeroflex*                             201,000           2,705
Foundry Networks*                     126,600           2,174
SafeNet*                               14,800             556
                                                -------------
                                                        5,435
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.8%
Emulex*                               110,000           2,342
O2Micro International*                177,200           3,053
Power Integrations*                   133,600           3,919
Standard Microsystems*                 47,900           1,276
                                                -------------
                                                       10,590
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.3%
Helix Technology                       86,500   $       2,098
Kulicke & Soffa Industries*           184,900           2,167
LTX*                                  178,400           2,694
Ultratech Stepper*                     79,700           1,858
Varian Semiconductor
   Equipment Associates*               73,200           3,074
                                                -------------
                                                       11,891
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 2.3%
Altiris*                              224,900           6,284
                                                -------------
                                                        6,284
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
Adtran                                 72,500           2,177
Arris Group*                          215,400           1,982
                                                -------------
                                                        4,159
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS-- 0.9%
C-COR.net*                            173,800           2,437
                                                -------------
                                                        2,437
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.5%
Aspect Communications*                 96,700           1,515
                                                -------------
                                                        1,515
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.9%
Macromedia*                           118,400           2,376
                                                -------------
                                                        2,376
                                                -------------
TOTAL TECHNOLOGY (COST $91,698)                       125,788
                                                -------------
TOTAL COMMON STOCK (COST $194,498)                    274,834
                                                -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Deutsche Bank
   1.04%, dated 03/31/04, to be repurchased
   on 04/01/04, repurchase price $1,923,774
   (collateralized by U.S. Government
   Agency Obligations: total market
   value $1,963,189)(A)                $1,924           1,924
                                                -------------
TOTAL REPURCHASE AGREEMENT (COST $1,924)                1,924
                                                -------------
TOTAL INVESTMENTS-- 99.5% (COST $196,422)             276,758
                                                -------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
Receivable for Investment Securities Sold              14,221
Payable for Administration Fees                           (37)
Payable for Investment Advisory Fees                     (212)
Payable for Investment Securities Purchased            (3,802)
Payable for Capital Shares Redeemed                    (8,439)
Other Assets and Liabilities, Net                        (206)
                                                -------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 1,525
                                                -------------
--------------------------------------------------------------------------------

                                                PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND


                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2004

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)              $     542,527
Accumulated net realized loss on investments         (344,580)
Unrealized appreciation on investments                 80,336
                                                -------------
TOTAL NET ASSETS-- 100.0%                       $     278,283
                                                -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($278,178,268/21,966,326 SHARES)                    $12.66
                                                -------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($52,507/4,156 SHARES)                              $12.63
                                                -------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($12.63/94.25%)                                     $13.40
                                                -------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($52,310/4,156 SHARES)                              $12.59
                                                -------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG GROWTH FUND


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
CONSUMER CYCLICAL -- 22.7%
APPAREL MANUFACTURERS -- 2.1%
Coach*                                519,100   $      21,278
                                                -------------
                                                       21,278
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.6%
Harman International Industries       203,500          16,199
                                                -------------
                                                       16,199
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.3%
Mandalay Resort Group                  47,200           2,703
                                                -------------
                                                        2,703
--------------------------------------------------------------------------------
CRUISE LINES -- 0.6%
Royal Caribbean Cruises               141,000           6,218
                                                -------------
                                                        6,218
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.8%
CDW                                   267,700          18,099
                                                -------------
                                                       18,099
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.6%
American Eagle Outfitters*             79,700           2,149
AnnTaylor Stores*                     125,000           5,350
Chico's FAS*                          473,100          21,952
HOT Topic*                            320,000           8,464
Nordstrom                              66,900           2,669
Pacific Sunwear of California*        338,150           8,298
Ross Stores                           280,200           8,577
                                                -------------
                                                       57,459
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.3%
O'Reilly Automotive*                  325,000          13,013
                                                -------------
                                                       13,013
--------------------------------------------------------------------------------
RETAIL-BOOKSTORE -- 1.0%
Barnes & Noble*                       329,300         10,735
                                                -------------
                                                      10,735
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.2%
Tractor Supply*                       315,700          12,224
                                                -------------
                                                       12,224
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.3%
Williams-Sonoma*                      379,900          12,993
                                                -------------
                                                       12,993
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.8%
Staples*                              332,000           8,429
                                                -------------
                                                        8,429
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.9%
Petco Animal Supplies*                344,900           9,719
Petsmart                              370,000          10,086
--------------------------------------------------------------------------------
                                                       19,805
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.7%
Applebee's International              311,700   $      12,889
Cheesecake Factory*                   267,700          12,349
Darden Restaurants                    124,400           3,084
                                                -------------
                                                       28,322
--------------------------------------------------------------------------------
TELEVISION -- 0.5%
Univision Communications*             163,400           5,394
                                                -------------
                                                        5,394
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $182,023)               232,871
                                                -------------
--------------------------------------------------------------------------------
FINANCIAL -- 2.6%
REINSURANCE -- 0.4%
Everest Re Group                       53,100           4,537
                                                -------------
                                                        4,537
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.2%
New York Community Bancorp            664,721          22,787
                                                -------------
                                                       22,787
                                                -------------
TOTAL FINANCIAL (COST $14,714)                         27,324
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 22.0%
DENTAL SUPPLIES & EQUIPMENT -- 1.5%
Dentsply International                350,000          15,515
                                                -------------
                                                       15,515
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.5%
Gen-Probe*                            149,200           4,985
                                                -------------
                                                        4,985
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.0%
St. Jude Medical*                     113,800           8,205
Techne*                               308,400          12,586
                                                -------------
                                                       20,791
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.3%
Henry Schein*                         235,300          16,805
Varian Medical Systems*               199,700          17,236
                                                -------------
                                                      34,041
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 5.3%
Affymetrix*                           380,000          12,825
Celgene*                              345,900          16,482
Invitrogen*                           281,000          20,145
Martek Biosciences*                    91,900           5,238
                                                -------------
                                                       54,690
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.5%
Eon Labs*                             157,200          10,545
Taro Pharmaceutical Industries*       250,000          14,497
                                                -------------
                                                       25,042
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.8%
Lincare Holdings*                     211,800           6,655
Select Medical                        730,000          12,191
                                                -------------
                                                       18,846
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.6%
Caremark Rx*                          264,900   $       8,808
Omnicare                              392,900          17,417
                                                -------------
                                                       26,225
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.0%
Resmed*                               280,000          12,653
Respironics*                          145,900           7,882
                                                -------------
                                                       20,535
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.5%
Medicines*                            170,900           5,505
                                                -------------
                                                        5,505
                                                -------------
TOTAL HEALTH CARE (COST $172,795)                     226,175
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.7%
BUILDING-HEAVY CONSTRUCTION -- 0.9%
Chicago Bridge & Iron                 340,000           9,462
                                                -------------
                                                        9,462
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.5%
Stericycle*                           322,800          15,449
                                                -------------
                                                       15,449
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.3%
Symbol Technologies                   193,300           2,668
                                                -------------
                                                        2,668
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.5%
Cognex                                472,400          15,707
                                                -------------
                                                       15,707
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 2.5%
Zebra Technologies, Cl A*             370,000          25,667
                                                -------------
                                                       25,667
                                                -------------
TOTAL INDUSTRIAL (COST $49,105)                        68,953
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 11.2%
COMPUTER SERVICES -- 3.0%
CACI International, Cl A*             260,000          11,180
Cognizant Technology Solutions*       433,400          19,611
                                                -------------
                                                       30,791
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.3%
Corporate Executive Board*            495,000          23,265
                                                -------------
                                                       23,265
--------------------------------------------------------------------------------
SCHOOLS -- 5.9%
Apollo Group, Cl A*                   108,450           9,339
Career Education*                     303,134          17,170
Corinthian Colleges*                  600,000          19,836
University of Phoenix Online*         165,000          14,358
                                                -------------
                                                       60,703
                                                -------------
TOTAL SERVICES (COST $59,093)                         114,759
                                                -------------
--------------------------------------------------------------------------------

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 33.3%
APPLICATIONS SOFTWARE -- 1.0%
Citrix Systems*                        75,000   $       1,622
Siebel Systems*                       780,300           8,981
                                                -------------
                                                       10,603
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.5%
Avid Technology*                      319,800          14,752
                                                -------------
                                                       14,752
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.4%
Autodesk                              138,500           4,379
                                                -------------
                                                        4,379
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.1%
Network Appliance*                    529,900          11,366
                                                -------------
                                                       11,366
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.0%
Cognos*                               650,000          20,189
                                                -------------
                                                       20,189
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.0%
Jabil Circuit*                        562,300          16,549
Vishay Intertechnology*               650,000          13,871
                                                -------------
                                                       30,420
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.4%
Broadcom, Cl A*                       546,300          21,399
Microchip Technology                  306,800           8,149
Omnivision Technologies*              410,600          11,213
QLogic*                               199,500           6,585
Silicon Laboratories*                 350,000          18,508
                                                -------------
                                                       65,854
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.3%
Novell*                               445,600           5,071
Peoplesoft*                           449,000           8,302
                                                -------------
                                                       13,373
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.4%
Ask Jeeves*                           410,000          14,649
                                                -------------
                                                       14,649
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.4%
Network Associates*                   502,000           9,036
Symantec*                             518,500          24,007
VeriSign*                             122,200           2,027
                                                -------------
                                                       35,070
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.9%
Foundry Networks*                     526,300           9,037
Juniper Networks*                     625,300          16,264
Polycom*                              214,600           4,556
                                                -------------
                                                       29,857
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG GROWTH FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 4.8%
Cypress Semiconductor*                575,000     $    11,770
Emulex*                               602,300          12,823
Linear Technology                     272,100          10,073
Marvell Technology Group*             333,200          15,011
                                                  -----------
                                                       49,677
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.0%
Lam Research*                         550,000          13,865
Teradyne*                             104,600           2,493
Varian Semiconductor
   Equipment Associates*              350,000          14,700
                                                  -----------
                                                       31,058
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.1%
Adtran                                359,600          10,799
                                                  -----------
                                                       10,799
                                                  -----------
TOTAL TECHNOLOGY (COST $263,445)                      342,046
                                                  -----------
TOTAL COMMON STOCK (COST $741,175)                  1,012,128
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.2%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $3,323,665 (collateralized by
   U.S. Government Obligations: total
   market value $3,394,104)(A)       $  3,324           3,324
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $29,913,019 (collateralized by
   U.S. Government Obligations: total
   market value $30,512,567)(A)        29,912          29,912
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $33,236)             33,236
                                                  -----------
TOTAL INVESTMENTS-- 101.7% (COST $774,411)          1,045,364
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.7)%
Payable for Administration Fees                          (136)
Payable for Distribution Fees                              (9)
Payable for Investment Advisory Fees                     (769)
Payable for Capital Shares Redeemed                   (16,281)
Other Assets and Liabilities, Net                        (608)
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (17,803)
                                                  -----------
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                 $2,323,765
Accumulated net realized loss on investments       (1,567,157)
Unrealized appreciation on investments                270,953
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $1,027,561
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($986,916,715/53,810,106 SHARES)                    $18.34
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($40,534,263/2,254,280 SHARES)                      $17.98
                                                  -----------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,925/2,998 SHARES)                              $18.32
                                                  -----------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($18.32/94.25%)                                     $19.44
                                                  -----------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($54,719/2,998 SHARES)                              $18.25
                                                  -----------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                                                          PBHG LARGE CAP 20 FUND

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
CONSUMER CYCLICAL -- 12.7%
ENTERTAINMENT SOFTWARE -- 3.1%
Electronic Arts*                      123,000    $      6,637
                                                 ------------
                                                        6,637
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 6.4%
Bed, Bath & Beyond*                   335,700          14,019
                                                 ------------
                                                       14,019
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 3.2%
Staples*                              271,300           6,888
                                                 ------------
                                                        6,888
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $25,010)                 27,544
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.0%
FINANCE-INVESTMENT BANKER/BROKER -- 4.0%
Goldman Sachs Group                    84,200           8,786
                                                 ------------
                                                        8,786
                                                 ------------
TOTAL FINANCIAL (COST $9,028)                           8,786
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.5%
MEDICAL INSTRUMENTS -- 5.5%
Boston Scientific*                    283,500          12,015
                                                 ------------
                                                       12,015
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.0%
Amgen*                                148,820           8,657
                                                 ------------
                                                        8,657
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 5.0%
Teva Pharmaceutical Industries-ADR    169,400          10,741
                                                 ------------
                                                       10,741
                                                 ------------
TOTAL HEALTH CARE (COST $20,801)                       31,413
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.6%
E-COMMERCE/SERVICES -- 4.2%
eBay*                                 132,700           9,200
                                                 ------------
                                                        9,200
--------------------------------------------------------------------------------
SCHOOLS -- 5.4%
Apollo Group, Cl A*                   135,000          11,625
                                                 ------------
                                                       11,625
                                                 ------------
TOTAL SERVICES (COST $14,071)                          20,825
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 54.7%
APPLICATIONS SOFTWARE -- 3.7%
Microsoft                             319,800           7,985
                                                 ------------
                                                        7,985
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 4.0%
Nextel Communications, Cl A*          352,600    $      8,720
                                                 ------------
                                                        8,720
--------------------------------------------------------------------------------
COMPUTERS -- 4.3%
Dell Computer*                        278,900           9,377
                                                 ------------
                                                        9,377
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.9%
Flextronics International*            487,700           8,398
                                                 ------------
                                                        8,398
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 15.3%
Broadcom, Cl A*                       307,400          12,041
Intel                                 384,400          10,455
Xilinx*                               283,500          10,773
                                                 ------------
                                                       33,269
--------------------------------------------------------------------------------
INTERNET SECURITY -- 7.0%
Symantec*                             327,800          15,177
                                                 ------------
                                                       15,177
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.0%
Cisco Systems*                        558,800          13,143
                                                 ------------
                                                       13,143
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.2%
Applied Materials*                    423,000           9,044
                                                 ------------
                                                        9,044
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 6.3%
Yahoo*                                283,900          13,795
                                                 ------------
                                                       13,795
                                                 ------------
TOTAL TECHNOLOGY (COST $94,082)                       118,908
                                                 ------------
TOTAL COMMON STOCK (COST $162,992)                    207,476
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.7%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $5,794,785 (collateralized by
   U.S. Government Obligations: total
   market value $5,914,108)(A)         $5,795           5,795
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $8,692,187 (collateralized by
   U.S. Government Obligations: total
   market value $8,867,566)(A)          8,692           8,692
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $14,487)             14,487
                                                 ------------
TOTAL INVESTMENTS-- 102.2% (COST $177,479)            221,963
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG LARGE CAP 20 FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.2)%
Receivable for Investment Securities Sold        $      2,365
Payable for Administration Fees                           (28)
Payable for Investment Advisory Fees                     (158)
Payable for Investment Securities Purchased            (6,630)
Other Assets and Liabilities, Net                        (243)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (4,694)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    530,910
Accumulated net realized loss on investments         (358,125)
Unrealized appreciation on investments                 44,484
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $  217,269
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($217,059,490/14,354,265 SHARES)                    $15.12
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($96,277/6,415 SHARES)                              $15.01
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($56,732/3,757 SHARES)                              $15.10
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($15.10/94.25%)                                     $16.02
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($56,525/3,757 SHARES)                              $15.05
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
ADR -- American Depositary Receipt
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
CONSUMER CYCLICAL -- 15.8%
APPAREL MANUFACTURERS -- 1.2%
Coach*                                 52,000    $      2,131
                                                 ------------
                                                        2,131
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.9%
Clear Channel Communications           37,400           1,584
                                                 ------------
                                                        1,584
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.6%
International Game Technology          67,300           3,026
                                                 ------------
                                                        3,026
--------------------------------------------------------------------------------
CRUISE LINES -- 1.3%
Carnival                               52,800           2,371
                                                 ------------
                                                        2,371
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.8%
Electronic Arts*                       28,200           1,522
                                                 ------------
                                                        1,522
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%
Time Warner*                           51,700             872
                                                 ------------
                                                          872
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.3%
Bed, Bath & Beyond*                   103,400           4,318
                                                 ------------
                                                        4,318
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.3%
Home Depot                             41,800           1,562
Lowe's                                 48,800           2,739
                                                 ------------
                                                        4,301
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
Target                                 30,700           1,383
Wal-Mart Stores                        41,400           2,471
                                                 ------------
                                                        3,854
                                                 ------------
RETAIL-DRUG STORE -- 0.7%
Walgreen                               39,300           1,295
                                                 ------------
                                                        1,295
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.3%
Staples*                               94,100           2,389
                                                 ------------
                                                        2,389
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.8%
Starbucks*                             41,300           1,559
                                                 ------------
                                                        1,559
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $20,636)                 29,222
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.9%
BEVERAGES-NON-ALCOHOLIC -- 1.8%
Coca-Cola                              29,400   $       1,479
PepsiCo                                35,600           1,917
                                                -------------
                                                        3,396
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 3.1%
Avon Products                           6,100             463
Estee Lauder, Cl A                     26,300           1,166
Procter & Gamble                       39,100           4,101
                                                -------------
                                                        5,730
                                                -------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,717)               9,126
                                                -------------
--------------------------------------------------------------------------------
ENERGY -- 1.0%
OIL-FIELD SERVICES -- 1.0%
Schlumberger                           29,900           1,909
                                                -------------
                                                        1,909
                                                -------------
TOTAL ENERGY (COST $1,633)                              1,909
                                                -------------
--------------------------------------------------------------------------------
FINANCIAL -- 7.3%
FINANCE-INVESTMENT BANKER/BROKER -- 2.8%
Citigroup                              35,800           1,851
Goldman Sachs Group                    22,800           2,379
Morgan Stanley                         15,900             911
                                                -------------
                                                        5,141
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.7%
Countrywide Financial                  18,366           1,761
Fannie Mae                             19,400           1,442
                                                -------------
                                                        3,203
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.8%
American International Group           20,807           1,485
                                                -------------
                                                        1,485
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
Progressive                            22,700           1,988
                                                -------------
                                                        1,988
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.9%
Wells Fargo                            29,200           1,655
                                                -------------
                                                        1,655
                                                -------------
TOTAL FINANCIAL (COST $10,787)                         13,472
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 21.4%
MEDICAL INSTRUMENTS -- 5.3%
Boston Scientific*                    128,000           5,425
Guidant                                38,500           2,440
St. Jude Medical*                      26,400           1,903
                                                -------------
                                                        9,768
--------------------------------------------------------------------------------

     PBHG FUNDS

 PBHG LARGE CAP GROWTH FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.6%
Johnson & Johnson                      47,500   $       2,409
Varian Medical Systems*                14,100           1,217
Zimmer Holdings*                       40,900           3,018
                                                -------------
                                                        6,644
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.1%
Amgen*                                 46,300           2,693
Genentech*                             29,400           3,111
                                                -------------
                                                        5,804
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Pfizer                                118,040           4,137
                                                -------------
                                                        4,137
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.5%
Teva Pharmaceutical Industries-ADR     72,600           4,604
                                                -------------
                                                        4,604
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.6%
UnitedHealth Group                     61,400           3,957
WellPoint Health Networks*             25,000           2,843
                                                -------------
                                                        6,800
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.1%
Gilead Sciences*                       36,100           2,013
                                                -------------
                                                        2,013
                                                -------------
TOTAL HEALTH CARE (COST $25,883)                       39,770
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.6%
AEROSPACE/DEFENSE -- 0.5%
Lockheed Martin                        20,400             931
                                                -------------
                                                          931
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.6%
3M                                     12,600           1,032
Danaher                                12,300           1,148
General Electric                       85,800           2,619
                                                -------------
                                                        4,799
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
Agilent Technologies*                  30,400             962
                                                -------------
                                                          962
                                                -------------
TOTAL INDUSTRIAL (COST $6,443)                          6,692
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 5.0%
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 0.4%
Cendant*                               28,700             700
                                                -------------
                                                          700
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.9%
eBay*                                  50,300           3,487
                                                -------------
                                                        3,487
--------------------------------------------------------------------------------


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 2.7%
Apollo Group, Cl A*                    58,700   $       5,055
                                                -------------
                                                        5,055
                                                -------------
TOTAL SERVICES (COST $4,268)                            9,242
                                                -------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 38.6%
APPLICATIONS SOFTWARE -- 3.7%
Infosys Technologies-ADR               16,200           1,324
Microsoft                             182,400           4,554
Wipro-ADR                              22,300             940
                                                -------------
                                                        6,818
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.3%
Nextel Communications, Cl A*          169,400           4,189
                                                -------------
                                                        4,189
--------------------------------------------------------------------------------
COMPUTERS -- 1.9%
Dell Computer*                        103,600           3,483
                                                -------------
                                                        3,483
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.3%
EMC*                                  139,100           1,893
Network Appliance*                    112,600           2,415
                                                -------------
                                                        4,308
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.7%
Flextronics International*            126,100           2,171
Jabil Circuit*                         35,300           1,039
                                                -------------
                                                        3,210
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.0%
Altera*                                42,400             867
Broadcom, Cl A*                        91,600           3,588
Intel                                 170,300           4,632
Texas Instruments                      61,300           1,791
Xilinx*                               106,200           4,036
                                                -------------
                                                       14,914
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
Oracle*                               165,000           1,982
SAP-ADR                                23,700             932
                                                -------------
                                                        2,914
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.6%
Symantec*                             104,200           4,824
                                                -------------
                                                        4,824
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.0%
Cisco Systems*                        238,100           5,600
Juniper Networks*                      72,300           1,880
                                                -------------
                                                        7,480
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.6%
Analog Devices                         46,400    $      2,228
Linear Technology                      35,000           1,296
Maxim Integrated Products              29,300           1,380
                                                 ------------
                                                        4,904
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.1%
Applied Materials*                    171,000           3,656
KLA-Tencor*                            39,900           2,009
                                                 ------------
                                                        5,665
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
Lucent Technologies*                  166,200             683
Nortel Networks*                      199,000           1,182
                                                 ------------
                                                        1,865
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.4%
Yahoo*                                 91,200           4,431
                                                 ------------
                                                        4,431
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.4%
Qualcomm                               39,000           2,590
                                                 ------------
                                                        2,590
                                                 ------------
TOTAL TECHNOLOGY (COST $55,007)                        71,595
                                                 ------------
TOTAL COMMON STOCK (COST $132,374)                    181,028
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $4,552,983 (collateralized by
   U.S. Government Obligations: total
   market value $4,646,517)(A)         $4,553           4,553
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $4,553)                4,553
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $136,927)            185,581
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                           (24)
Payable for Investment Advisory Fees                     (118)
Other Assets and Liabilities, Net                         (57)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (199)
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $    332,333
Accumulated net realized loss on investments         (195,605)
Unrealized appreciation on investments                 48,654
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    185,382
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($184,688,201/9,329,619 SHARES)                     $19.80
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($560,664/28,553 SHARES)                            $19.64
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($77,007/3,896 SHARES)                              $19.77
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($19.77/94.25%)                                     $20.98
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($56,468/2,871 SHARES)                              $19.67
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS

 PBHG SELECT GROWTH FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
CONSUMER CYCLICAL -- 14.2%
APPAREL MANUFACTURERS -- 4.6%
Coach*                                256,000    $     10,493
                                                 ------------
                                                       10,493
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 2.5%
Harman International Industries        73,500           5,851
                                                 ------------
                                                        5,851
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 4.6%
CDW                                   155,500          10,513
                                                 ------------
                                                       10,513
--------------------------------------------------------------------------------
RADIO -- 2.5%
XM Satellite Radio Holdings, Cl A*    209,400           5,863
                                                 ------------
                                                        5,863
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $24,972)                 32,720
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.9%
DENTAL SUPPLIES & EQUIPMENT -- 3.9%
Align Technology*                     471,400           8,961
                                                 ------------
                                                        8,961
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.6%
Guidant                                57,500           3,644
                                                 ------------
                                                        3,644
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 2.0%
Laserscope*                           231,000           4,569
                                                 ------------
                                                        4,569
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.9%
Martek Biosciences*                   159,200           9,074
                                                 ------------
                                                        9,074
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
IVAX*                                 122,900           2,798
                                                 ------------
                                                        2,798
--------------------------------------------------------------------------------
THERAPEUTICS -- 15.3%
Eyetech Pharmaceuticals*              216,100           7,174
Gilead Sciences*                      169,000           9,425
Medicines*                            300,400           9,676
Neurocrine Biosciences*               155,800           9,208
                                                 ------------
                                                       35,483
                                                 ------------
TOTAL HEALTH CARE (COST $53,860)                       64,529
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.7%
COMPUTER SERVICES -- 3.2%
Cognizant Technology Solutions*       164,900           7,462
                                                 ------------
                                                        7,462
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.6%
Corporate Executive Board*            126,300           5,936
                                                 ------------
                                                        5,936
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.3%
Monster Worldwide*                    201,100    $      5,269
                                                 ------------
                                                        5,269
--------------------------------------------------------------------------------
SCHOOLS -- 2.6%
Apollo Group, Cl A*                    70,350           6,058
                                                 ------------
                                                        6,058
                                                 ------------
TOTAL SERVICES (COST $21,595)                          24,725
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 41.1%
CELLULAR TELECOMMUNICATIONS -- 3.6%
Nextel Communications, Cl A*          335,300           8,292
                                                 ------------
                                                        8,292
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.3%
Network Appliance*                    355,000           7,615
                                                 ------------
                                                        7,615
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 3.5%
NetlQ*                                574,400           8,019
                                                 ------------
                                                        8,019
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 4.1%
Jabil Circuit*                        323,800           9,529
                                                 ------------
                                                        9,529
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 12.2%
Broadcom, Cl A*                       226,500           8,872
Intel                                 170,500           4,638
Omnivision Technologies*              340,600           9,302
PMC-Sierra*                           318,900           5,412
                                                 ------------
                                                       28,224
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.8%
Juniper Networks*                     429,400          11,169
                                                 ------------
                                                       11,169
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.2%
Analog Devices                        136,200           6,539
Power Integrations*                   185,200           5,432
                                                 ------------
                                                       11,971
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 4.4%
Yahoo*                                212,000          10,301
                                                 ------------
                                                       10,301
                                                 ------------
TOTAL TECHNOLOGY (COST $75,990)                        95,120
                                                 ------------
TOTAL COMMON STOCK (COST $176,417)                    217,094
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 3.5%
INDEX FUND-LARGE CAP -- 3.5%
Nasdaq-100 Index Tracking Stock       226,700           8,127
                                                 ------------
                                                        8,127
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $8,440)                  8,127
                                                 ------------
--------------------------------------------------------------------------------

                                                 PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND


                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $8,689,267 (collateralized by
   U.S. Government Obligations: total
   market value $8,864,635)(A)         $8,689    $      8,689
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $8,689)                8,689
                                                 ------------
TOTAL INVESTMENTS-- 101.2% (COST $193,546)            233,910
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.2)%
Payable for Administration Fees                           (30)
Payable for Investment Advisory Fees                     (168)
Other Assets and Liabilities, Net                      (2,570)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (2,768)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  1,388,102
Accumulated net realized loss on investments       (1,197,324)
Unrealized appreciation on investments                 40,364
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    231,142
                                                 ------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($231,034,496/11,049,003 SHARES)                    $20.91
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($53,729/2,573 SHARES)                              $20.88
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($20.88/94.25%)                                     $22.15
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($53,527/2,573 SHARES)                              $20.80
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
BASIC MATERIALS -- 1.4%
ADVANCED MATERIALS/PRODUCTS -- 0.7%
Ceradyne*                              14,600    $        528
                                                 ------------
                                                          528
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.7%
Olin                                   28,100             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL BASIC MATERIALS (COST $651)                       1,030
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 17.6%
ATHLETIC FOOTWEAR -- 0.5%
K-Swiss, Cl A                          14,000             343
                                                 ------------
                                                          343
--------------------------------------------------------------------------------
CABLE TV -- 0.7%
Insight Communications*                16,500             165
Mediacom Communications*               43,700             350
                                                 ------------
                                                          515
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
Bell Microproducts*                    34,500             248
Scansource*                             9,800             470
                                                 ------------
                                                          718
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.5%
Deckers Outdoor*                        6,400             166
Rocky Shoes & Boots*                    7,000             169
                                                 ------------
                                                          335
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.4%
Entravision Communications, Cl A*      34,400             309
                                                 ------------
                                                          309
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.5%
Journal Register*                      16,600             347
                                                 ------------
                                                          347
--------------------------------------------------------------------------------
RADIO -- 2.2%
Emmis Communications, Cl A*            27,100             645
Radio One, Cl A*                       25,500             474
Spanish Broadcasting System, Cl A*     43,100             450
                                                 ------------
                                                        1,569
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.1%
Cache*                                  7,500             247
Charming Shoppes*                      33,600             262
Jos A Bank Clothiers*                  15,600             562
Kenneth Cole Productions, Cl A          4,900             167
Mothers Work*                           7,000             186
Too*                                   41,900             878
Urban Outfitters*                      21,700           1,043
Wet Seal, Cl A*                        38,400             317
                                                 ------------
                                                        3,662
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.6%
Select Comfort*                        15,600    $        430
                                                 ------------
                                                          430
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
Insight Enterprises*                   13,900             268
                                                 ------------
                                                          268
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.4%
Tractor Supply*                        27,100           1,049
                                                 ------------
                                                        1,049
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 0.7%
Dillard's, Cl A                        27,700             531
                                                 ------------
                                                          531
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.2%
Krispy Kreme Doughnuts*                16,400             563
PF Chang's China Bistro*               12,700             639
Red Robin Gourmet Burgers*             13,300             378
                                                 ------------
                                                        1,580
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.6%
Dick's Sporting Goods*                  7,000             407
                                                 ------------
                                                          407
--------------------------------------------------------------------------------
TELEVISION -- 0.3%
Lin TV, Cl A*                           8,500             202
                                                 ------------
                                                          202
--------------------------------------------------------------------------------
TOYS -- 0.5%
Leapfrog Enterprises*                  17,300             335
                                                 ------------
                                                          335
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $8,512)                  12,600
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.7%
COSMETICS & TOILETRIES -- 0.2%
Inter Parfums                           6,900             159
                                                 ------------
                                                          159
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.3%
SunOpta*                               19,700             195
                                                 ------------
                                                          195
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.2%
Performance Food Group*                 5,200             179
                                                 ------------
                                                          179
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $484)                   533
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.8%
COAL -- 0.5%
Massey Energy                          16,000             353
                                                 ------------
                                                          353
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 0.7%
Atwood Oceanics*                       12,900    $        459
                                                 ------------
                                                          459
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.2%
Stone Energy*                           4,100             203
Tom Brown*                             13,500             508
Vintage Petroleum                      10,800             158
                                                 ------------
                                                          869
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
Grant Prideco*                         39,900             618
Lone Star Technologies*                18,500             327
                                                 ------------
                                                          945
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.5%
Frontier Oil                           19,400             376
                                                 ------------
                                                          376
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.6%
CAL Dive International*                11,500             297
Core Laboratories*                     25,600             543
Universal Compression Holdings*         9,000             296
                                                 ------------
                                                        1,136
                                                 ------------
TOTAL ENERGY (COST $3,088)                              4,138
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 8.3%
COMMERCIAL BANKS-CENTRAL US -- 0.6%
PrivateBancorp                          7,900             407
                                                 ------------
                                                          407
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.5%
Bancorp Bank*                           3,000              54
Signature Bank*                        15,000             314
                                                 ------------
                                                          368
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.0%
Oriental Financial Group                1,200              38
                                                -------------
                                                           38
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 0.1%
Asset Acceptance Capital*               3,000              56
                                                -------------
                                                           56
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.5%
Affiliated Managers Group*              6,450             352
                                                -------------
                                                          352
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.1%
Allmerica Financial*                   12,300             425
HCC Insurance Holdings                 10,700             346
                                                -------------
                                                          771
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.3%
Bristol West Holdings*                 12,600             257
                                                -------------
                                                          257
--------------------------------------------------------------------------------


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.7%
Jones Lang LaSalle*                    12,800    $        329
Trammell Crow*                         14,600             205
                                                 ------------
                                                          534
--------------------------------------------------------------------------------
REINSURANCE -- 0.7%
Odyssey Re Holdings                    17,900             483
                                                 ------------
                                                          483
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.1%
Meristar Hospitality*                 109,400             760
                                                 ------------
                                                          760
--------------------------------------------------------------------------------
REITS-MANUFACTURED HOMES -- 0.4%
Affordable Residential Communities*    15,000             278
                                                 ------------
                                                          278
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.4%
American Home Mortgage Investment       7,600             219
Capital Lease Funding*                  4,800              61
                                                 ------------
                                                          280
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.1%
Government Properties Trust*            6,000              79
                                                 ------------
                                                           79
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.7%
Bank Mutual                            30,383             340
Franklin Bank*                          7,200             134
                                                 ------------
                                                          474
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.9%
Brookline Bancorp                      25,160             401
Provident Financial Services           13,500             252
                                                 ------------
                                                          653
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.2%
Jefferson Bancshares                    9,000             126
                                                 ------------
                                                          126
                                                 ------------
TOTAL FINANCIAL (COST $4,509)                           5,916
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.6%
DENTAL SUPPLIES & EQUIPMENT -- 0.6%
Align Technology*                      21,100             401
                                                 ------------
                                                          401
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 1.6%
Cytyc*                                 16,400             365
Gen-Probe*                             23,600             788
                                                 ------------
                                                        1,153
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.6%
ICU Medical*                           14,900             453
                                                 ------------
                                                          453
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.7%
Cerner*                                 5,500    $        249
Quality Systems*                        5,300             241
                                                 ------------
                                                          490
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.9%
Advanced Neuromodulation Systems*       5,100             184
Kensey Nash*                            9,900             244
Kyphon*                                 9,000             215
                                                 ------------
                                                          643
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.8%
Covance*                               15,800             544
                                                 ------------
                                                          544
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 0.4%
LCA-Vision*                            13,200             310
                                                 ------------
                                                          310
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
Closure Medical*                       10,100             278
Inamed*                                 6,500             346
                                                 ------------
                                                          624
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%
Applera Corp-Celera Genomics Group*    11,600             168
Digene*                                 5,800             199
Integra LifeSciences Holdings*         14,400             441
Martek Biosciences*                     8,200             467
                                                 ------------
                                                        1,275
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
Cima Labs*                             10,700             336
Kos Pharmaceuticals*                    9,800             399
Medicis Pharmaceutical, Cl A            8,400             336
                                                 ------------
                                                        1,071
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.6%
Eon Labs*                               9,100             610
Taro Pharmaceutical Industries*         9,200             534
                                                 ------------
                                                        1,144
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
AMERIGROUP*                             4,400             201
Centene*                                6,550             200
Coventry Health Care*                  10,000             423
                                                 ------------
                                                          824
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.2%
LifePoint Hospitals*                    5,300             171
                                                 ------------
                                                          171
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.2%
Genesis HealthCare*                     6,000             146
                                                 ------------
                                                          146
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.2%
Apria Healthcare Group*                15,900    $        476
Matria Healthcare*                     14,500             367
                                                 ------------
                                                          843
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.4%
Accredo Health*                         8,400             320
                                                 ------------
                                                          320
--------------------------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 1.1%
American Healthways*                   31,200             762
                                                 ------------
                                                          762
                                                 ------------
TOTAL HEALTH CARE (COST $7,447)                        11,174
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.0%
AEROSPACE/DEFENSE -- 0.5%
Teledyne Technologies*                 18,000             337
                                                 ------------
                                                          337
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
Moog, Cl A*                            11,650             397
                                                 ------------
                                                          397
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.9%
Brink's                                22,500             620
                                                 ------------
                                                          620
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.6%
Cyberoptics*                           14,500             260
Faro Technologies*                      8,300             191
                                                 ------------
                                                          451
--------------------------------------------------------------------------------
ELECTRONIC SECURITY DEVICES -- 0.3%
Taser International*                    3,000             235
                                                 ------------
                                                          235
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.5%
EDO                                    14,900             359
                                                 ------------
                                                          359
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.7%
Metrologic Instruments*                21,300             498
                                                 ------------
                                                          498
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.3%
Sonic Solutions*                       10,000             190
                                                 ------------
                                                          190
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.9%
Cymer*                                  9,000             347
Rofin-Sinar Technologies*               9,600             287
                                                 ------------
                                                          634
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.2%
JLG Industries                          8,500    $        122
                                                 ------------
                                                          122
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.3%
Global Power Equipment Group*          26,100             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.3%
Applied Films*                          9,200             257
                                                 ------------
                                                         257
                                                 ------------
TOTAL INDUSTRIAL (COST $3,150)                          4,320
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.6%
COMMERCIAL SERVICES -- 0.9%
Arbitron*                               8,400             338
Icon-ADR*                               8,300             293
                                                 ------------
                                                          631
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.7%
Coinstar*                               9,900             157
National Processing*                   18,200             346
                                                 ------------
                                                          503
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%
Cognizant Technology Solutions*        12,900             584
Manhattan Associates*                  10,500             292
                                                 ------------
                                                          876
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.9%
Advisory Board*                        10,000             365
Charles River Associates*               6,700             220
Navigant Consulting*                   21,900             443
PDI*                                   13,400             339
                                                 ------------
                                                        1,367
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.4%
Advo                                    9,500             306
                                                 ------------
                                                          306
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.1%
Gevity HR                              16,500             482
Medical Staffing Network Holdings*     34,900             275
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.5%
Aaron Rents                            15,650             390
                                                 ------------
                                                          390
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.8%
Parexel International*                 14,700             263
SFBC International*                     9,200             274
                                                 ------------
                                                          537
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 2.4%
Career Education*                      14,794    $        838
University of Phoenix Online*          10,333             899
                                                 ------------
                                                        1,737
--------------------------------------------------------------------------------
SECURITY SERVICES -- 0.7%
Integrated Alarm Services Group*       52,800             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL SERVICES (COST $4,644)                            7,606
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.9%
APPLICATIONS SOFTWARE -- 1.1%
Barra*                                  5,700             200
Quest Software*                        15,100             247
Red Hat*                               16,500             377
                                                 ------------
                                                          824
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.6%
webMethods*                            45,300             426
                                                 ------------
                                                          426
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.7%
Merix*                                 10,500             194
TTM Technologies*                      22,200             273
                                                 ------------
                                                          467
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.2%
Avid Technology*                        9,500             438
Concurrent Computer*                   57,900             200
Witness Systems*                       20,000             258
                                                 ------------
                                                          896
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.6%
Parametric Technology*                 97,900             443
                                                 ------------
                                                          443
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.6%
Trident Microsystems*                  25,650             409
                                                 ------------
                                                          409
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.7%
Brooktrout*                            17,100             339
Merge Technologies*                    13,300             195
                                                 ------------
                                                          534
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.2%
Lexar Media*                           16,600             275
Quantum*                              149,300             552
                                                 ------------
                                                          827
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.4%
Transact Technologies*                  7,200             280
                                                 ------------
                                                          280
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.3%
Filenet*                                8,900    $        237
                                                 ------------
                                                          237
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.3%
NetlQ*                                 16,400             229
                                                 ------------
                                                          229
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.4%
Digital River*                         13,400             314
                                                 ------------
                                                          314
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.8%
Digital Insight*                       12,700             263
Niku*                                  23,600             315
                                                 ------------
                                                          578
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.4%
Benchmark Electronics*                  9,050             285
                                                 ------------
                                                          285
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.8%
Conexant Systems*                      40,841             252
DSP Group*                             15,200             391
ESS Technology*                        24,100             353
Omnivision Technologies*               32,400             885
Silicon Laboratories*                  15,700             830
                                                 ------------
                                                        2,711
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.5%
Lawson Software*                        6,600              55
Micromuse*                             13,600             106
MicroStrategy, Cl A*                    8,400             448
Netmanage*                              8,500              82
Omnicell*                              12,100             240
Packeteer*                              5,000              66
Retek*                                 15,800             119
                                                 ------------
                                                        1,116
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 1.3%
eResearch Technology*                  23,200             651
Matrixone*                             34,400             250
                                                 ------------
                                                          901
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.8%
NetFlix*                               16,500             563
                                                 ------------
                                                          563
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.3%
Ask Jeeves*                            15,600             557
Infospace*                              9,100             354
                                                 ------------
                                                          911
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.5%
F5 Networks*                           16,400    $        555
Radware*                               10,100             268
SupportSoft.com*                       25,400             280
                                                 ------------
                                                        1,103
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%
Blue Coat Systems*                      7,400             397
Internet Security Systems*             21,900             386
                                                 ------------
                                                          783
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Extreme Networks*                      28,900             208
Foundry Networks*                      20,500             352
SafeNet*                               13,400             503
                                                 ------------
                                                        1,063
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.5%
Emulex*                                11,400             243
Integrated Device Technology*          17,600             264
Marvell Technology Group*              11,700             527
Power Integrations*                    14,300             419
Standard Microsystems*                  6,600             176
Triquint Semiconductor*                22,100             161
                                                 ------------
                                                        1,790
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.5%
Brooks Automation*                      9,800             206
Formfactor*                            14,000             293
LTX*                                   22,900             346
Mattson Technology*                    25,600             306
MKS Instruments*                       19,700             473
Veeco Instruments*                      5,300             149
                                                 ------------
                                                        1,773
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.0%
Altiris*                               13,300             372
Borland Software*                      34,700             315
                                                 ------------
                                                          687
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.4%
Adtran                                  9,600             288
                                                 ------------
                                                          288
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.8%
eCollege.com*                          13,200             276
Macromedia*                            15,800             317
                                                 ------------
                                                          593
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
California Amplifier*                  16,000             214
Carrier Access*                        19,100             233
                                                 ------------
                                                          447
                                                 ------------
TOTAL TECHNOLOGY (COST $16,423)                        21,478
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
AIRLINES -- 0.3%
Skywest                                10,800    $        208
                                                 ------------
                                                          208
--------------------------------------------------------------------------------
TRANSPORT-AIR FREIGHT -- 0.7%
CNF                                    14,500             487
                                                 ------------
                                                          487
                                                 ------------
TOTAL TRANSPORTATION (COST $600)                          695
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 0.3%
ELECTRIC-INTEGRATED -- 0.3%
MGE Energy                              7,400             228
                                                 ------------
                                                          228
                                                 ------------
TOTAL UTILITIES (COST $198)                               228
                                                 ------------
TOTAL COMMON STOCK (COST $49,706)                      69,718
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.5%
INDEX FUND-SMALL CAP -- 0.5%
iShares Russell 2000 Index Fund         3,300             388
                                                 ------------
                                                          388
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $351)                      388
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $1,719,314 (collateralized by
   U.S. Government Obligations: total
   market value $1,753,660)(A)         $1,719           1,719
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,719)                1,719
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $51,776)              71,825
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                            (9)
Payable for Investment Advisory Fees                      (62)
Other Assets and Liabilities, Net                         (14)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (85)
                                                 ------------
--------------------------------------------------------------------------------


Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                $    68,520
Accumulated net realized loss on investments          (16,829)
Unrealized appreciation on investments                 20,049
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $    71,740
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($69,838,021/5,104,704 SHARES)                      $13.68
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,778,506/130,461 SHARES)                         $13.63
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($65,189/4,773 SHARES)                              $13.66
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($13.66/94.25%)                                     $14.49
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($58,076/4,274 SHARES)                              $13.59
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG DISCIPLINED EQUITY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
BASIC MATERIALS -- 3.2%
CHEMICALS-DIVERSIFIED -- 0.9%
Dow Chemical                           15,572    $        627
                                                 ------------
                                                          627
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%
Hercules*                              11,048             127
                                                 ------------
                                                          127
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.4%
Worthington Industries                 13,666             262
                                                 ------------
                                                          262
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.7%
Georgia-Pacific                        33,188           1,118
                                                 ------------
                                                        1,118
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,984)                     2,134
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.8%
AUTO-CARS/LIGHT TRUCKS -- 0.8%
Ford Motor                             40,216             546
                                                 ------------
                                                          546
--------------------------------------------------------------------------------
COATINGS/PAINT -- 0.2%
Sherwin-Williams                        2,968             114
                                                 ------------
                                                          114
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.3%
Electronic Arts*                        3,110             168
                                                 ------------
                                                          168
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.6%
Walt Disney                            67,261           1,681
                                                 ------------
                                                        1,681
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.6%
Autozone*                              12,566           1,080
                                                 ------------
                                                        1,080
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 0.3%
Home Depot                              6,169             230
                                                 ------------
                                                          230
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
Dollar General                          4,071              78
TJX                                    35,896             882
Wal-Mart Stores                         7,385             441
                                                 ------------
                                                        1,401
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.8%
Sears Roebuck                          26,939           1,157
                                                 ------------
                                                        1,157
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.1%
Office Depot*                           4,096    $         77
                                                 ------------
                                                           77
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 0.4%
Federated Department Stores             5,062             274
                                                 ------------
                                                          274
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.6%
McDonald's                             13,180             377
                                                 ------------
                                                          377
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $6,457)                   7,105
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 7.5%
BEVERAGES-NON-ALCOHOLIC -- 1.6%
Coca-Cola                               5,056             254
PepsiCo                                14,650             789
                                                 ------------
                                                        1,043
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.4%
Tupperware                             14,110             251
                                                 ------------
                                                          251
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.0%
Colgate-Palmolive                       6,304             347
Gillette                                8,330             326
                                                 ------------
                                                          673
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.1%
Sara Lee                                3,837              84
                                                 ------------
                                                           84
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.5%
Supervalu                              11,214             343
                                                 ------------
                                                          343
--------------------------------------------------------------------------------
TOBACCO -- 3.9%
Altria Group                           41,858           2,279
UST                                     7,175             259
                                                 ------------
                                                        2,538
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $4,705)               4,932
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 7.3%
OIL COMPANIES-INTEGRATED -- 5.1%
ChevronTexaco                           9,223             810
ConocoPhillips                          8,756             611
Exxon Mobil                            15,097             628
Marathon Oil                           23,963             807
Occidental Petroleum                   10,712             493
                                                 ------------
                                                        3,349
--------------------------------------------------------------------------------

                                            PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.2%
Schlumberger                           22,577    $      1,442
                                                 ------------
                                                        1,442
                                                 ------------
TOTAL ENERGY (COST $4,220)                              4,791
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 19.8%
COMMERCIAL BANKS-SOUTHERN US -- 0.3%
SouthTrust                              5,998             199
                                                 ------------
                                                          199
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.7%
Citigroup                              46,650           2,412
                                                 ------------
                                                        2,412
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.4%
JPMorgan Chase                         11,496             482
Morgan Stanley                          7,270             417
                                                 ------------
                                                          899
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.6%
Freddie Mac                            18,325           1,082
                                                 ------------
                                                        1,082
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.2%
Federated Investors, Cl B               4,758             150
                                                 ------------
                                                          150
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.4%
Lincoln National                        4,926             233
                                                 ------------
                                                          233
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.6%
Hartford Financial Services Group       8,545             544
Safeco                                 26,829           1,158
                                                 ------------
                                                        1,702
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.7%
ACE                                    23,632           1,008
Travelers Property Casualty, Cl B       6,894             119
                                                 ------------
                                                        1,127
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.9%
Bank One                                6,833             373
FleetBoston Financial                   6,624             297
US Bancorp                             28,329             783
Wachovia                               40,139           1,887
Wells Fargo                            32,900           1,864
                                                 ------------
                                                        5,204
                                                 ------------
TOTAL FINANCIAL (COST $11,785)                         13,008
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.5%
HEALTH CARE COST CONTAINMENT -- 0.6%
McKesson                               13,484             406
                                                 ------------
                                                          406
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.5%
Biomet                                  7,532    $        289
Johnson & Johnson                      40,454           2,052
                                                 ------------
                                                        2,341
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.9%
Merck                                   8,340             368
Pfizer                                 70,240           2,462
Wyeth                                  45,087           1,693
                                                 ------------
                                                        4,523
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.5%
Aetna                                  14,718           1,320
UnitedHealth Group                      3,758             242
WellPoint Health Networks*                674              77
                                                 ------------
                                                        1,639
                                                 ------------
TOTAL HEALTH CARE (COST $8,186)                         8,909
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.6%
AEROSPACE/DEFENSE -- 1.8%
General Dynamics                       11,786           1,053
Lockheed Martin                         2,748             125
                                                 ------------
                                                        1,178
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 5.0%
3M                                      9,783             801
General Electric                       81,559           2,489
                                                 ------------
                                                        3,290
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.9%
Rockwell Automation                    16,775             582
                                                 ------------
                                                          582
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.3%
Caterpillar                             2,450             194
                                                 ------------
                                                          194
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.6%
Ingersoll-Rand                          6,437             435
                                                 ------------
                                                          435
                                                 ------------
TOTAL INDUSTRIAL (COST $5,270)                          5,679
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.5%
COMMERCIAL SERVICES-FINANCE -- 1.8%
Deluxe                                 22,683             910
Equifax                                11,980             309
                                                 ------------
                                                        1,219
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.9%
Computer Sciences*                     14,184             572
                                                 ------------
                                                          572
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG DISCIPLINED EQUITY FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                             Shares       Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 1.6%
Cendant*                               42,340    $      1,033
                                                 ------------
                                                        1,033
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.2%
RR Donnelley & Sons                    26,229             793
                                                 ------------
                                                          793
                                                 ------------
TOTAL SERVICES (COST $3,476)                            3,617
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.0%
CELLULAR TELECOM -- 0.3%
AT&T Wireless Services*                15,595             212
                                                 ------------
                                                          212
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.9%
Nextel Communications, Cl A*           49,217           1,217
                                                 ------------
                                                        1,217
--------------------------------------------------------------------------------
COMPUTERS -- 4.3%
Hewlett-Packard                        46,712           1,067
International Business Machines        19,130           1,757
                                                 ------------
                                                        2,824
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.8%
Dell Computer*                         54,701           1,839
                                                 ------------
                                                        1,839
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Veritas Software*                      17,761             478
                                                 ------------
                                                          478
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.6%
Oracle*                                34,818             418
                                                 ------------
                                                          418
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.3%
Cisco Systems*                         35,664             839
                                                 ------------
                                                          839
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.6%
Intel                                  87,790           2,388
                                                 ------------
                                                        2,388
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.5%
Motorola                               57,034           1,004
                                                 ------------
                                                        1,004
                                                 ------------
TOTAL TECHNOLOGY (COST $10,006)                        11,219
                                                 ------------
--------------------------------------------------------------------------------

                                      Shares/Face      Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORT-RAIL -- 0.5%
Norfolk Southern                       13,476    $        298
                                                 ------------
                                                          298
                                                 ------------
TOTAL TRANSPORTATION (COST $269)                          298
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 3.5%
ELECTRIC-INTEGRATED -- 3.5%
Centerpoint Energy                     19,439             222
Entergy                                12,088             719
TXU                                    46,733           1,339
                                                 ------------
                                                        2,280
                                                 ------------
TOTAL UTILITIES (COST $2,059)                           2,280
                                                 ------------
TOTAL COMMON STOCK (COST $58,417)                      63,972
                                                 ------------
--------------------------------------------------------------------------------
TREASURY BILL -- 0.5%
U.S. Treasury Bill
0.97%, 09/09/04(B)(C)                $    350             349
                                                 ------------
                                                          349
                                                 ------------
TOTAL TREASURY BILL (COST $348)                           349
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $1,350,072 (collateralized by
   U.S. Government Obligations: total
   market value $1,380,964)(A)          1,350           1,350
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,350)                1,350
                                                 ------------
TOTAL INVESTMENTS-- 99.8% (COST $60,115)               65,671
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Payable for Administration Fees                            (8)
Payable for Investment Advisory Fees                      (39)
Other Assets and Liabilities, Net                         204
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   157
                                                 ------------
--------------------------------------------------------------------------------
                                       60

                                            PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     87,466
Undistributed net investment income                       138
Accumulated net realized loss on investments          (27,371)
Unrealized appreciation on investments                  5,556
Unrealized appreciation on futures                         39
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     65,828
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($65,667,704/6,671,634 SHARES)                       $9.84
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($82,024/8,342 SHARES)                               $9.83
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($9.83/94.25%)                                      $10.43
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($78,004/7,951 SHARES)                               $9.81
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG FOCUSED FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
CONSUMER CYCLICAL -- 15.4%
BROADCAST SERVICES/PROGRAMMING -- 9.8%
Clear Channel Communications           31,900    $      1,351
Liberty Media, Cl A*                  113,800           1,246
                                                 ------------
                                                        2,597
--------------------------------------------------------------------------------
RADIO -- 5.6%
Westwood One*                          51,000           1,502
                                                 ------------
                                                        1,502
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $4,191)                   4,099
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.4%
FOOD-FLOUR & GRAIN -- 4.2%
Archer-Daniels-Midland                 66,200           1,117
                                                 ------------
                                                        1,117
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.2%
Sara Lee                               51,600           1,128
                                                 ------------
                                                        1,128
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $2,179)               2,245
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.6%
OIL & GAS DRILLING -- 2.9%
Transocean*                            28,100             784
                                                 ------------
                                                          784
--------------------------------------------------------------------------------
PIPELINES -- 2.7%
El Paso                                99,200             705
                                                 ------------
                                                          705
                                                 ------------
TOTAL ENERGY (COST $1,425)                              1,489
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 19.9%
FINANCE-MORTGAGE LOAN/BANKER -- 3.9%
Freddie Mac                            17,600           1,039
                                                 ------------
                                                        1,039
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 4.5%
AON                                    43,000           1,200
                                                 ------------
                                                        1,200
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.2%
PartnerRe                              15,000             847
                                                 ------------
                                                          847
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.4%
Meristar Hospitality*                  91,800             638
                                                 ------------
                                                          638
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.8%
American Financial Realty Trust        29,400             498
                                                 ------------
                                                          498
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 2.5%
Washington Mutual                      16,000             683
                                                 ------------
                                                          683
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.6%
Wells Fargo                             7,400    $        419
                                                 ------------
                                                          419
                                                 ------------
TOTAL FINANCIAL (COST $4,707)                           5,324
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.0%
MEDICAL PRODUCTS -- 5.5%
Baxter International                   47,900           1,480
                                                 ------------
                                                        1,480
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.5%
Pfizer                                 15,200             533
Wyeth                                  10,500             394
                                                 ------------
                                                          927
                                                 ------------
TOTAL HEALTH CARE (COST $2,063)                         2,407
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.0%
AEROSPACE/DEFENSE -- 3.0%
Lockheed Martin                        17,400             794
                                                 ------------
                                                          794
                                                 ------------
TOTAL INDUSTRIAL (COST $815)                              794
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.1%
ADVERTISING AGENCIES -- 1.9%
Interpublic Group*                     33,000             507
                                                 ------------
                                                          507
--------------------------------------------------------------------------------
ADVERTISING SALES -- 3.2%
Lamar Advertising*                     21,200             853
                                                 ------------
                                                          853
                                                 ------------
TOTAL SERVICES (COST $1,184)                            1,360
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 30.9%
APPLICATIONS SOFTWARE -- 19.4%
Intuit*                                35,100           1,575
Microsoft                             143,700           3,588
                                                 ------------
                                                        5,163
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.0%
Automatic Data Processing              25,300           1,063
                                                 ------------
                                                        1,063
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.2%
TIBCO Software*                        72,200             590
                                                 ------------
                                                          590
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 5.3%
Xerox*                                 97,500           1,421
                                                 ------------
                                                        1,421
                                                 ------------
TOTAL TECHNOLOGY (COST $8,012)                          8,237
                                                 ------------
TOTAL COMMON STOCK (COST $24,576)                      25,955
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               PBHG FOCUSED FUND


                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 2004

                                         Face          Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $752,009 (collateralized by
   U.S. Government Obligations: total
   market value $767,032)(A)             $752    $        752
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $752)                    752
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $25,328)              26,707
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Payable for Administration Fees                            (3)
Payable for Investment Advisory Fees                      (20)
Other Assets and Liabilities, Net                           6
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (17)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                     30,048
Accumulated net realized loss on investments           (4,737)
Unrealized appreciation on investments                  1,379
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     26,690
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($26,574,500/1,546,330 SHARES)                      $17.19
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($58,038/3,381 SHARES)                              $17.17
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($17.17/94.25%)                                     $18.22
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($57,820/3,381 SHARES)                              $17.10
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG LARGE CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
BASIC MATERIALS -- 5.9%
FORESTRY -- 1.1%
Weyerhaeuser                           37,200    $      2,437
                                                 ------------
                                                        2,437
--------------------------------------------------------------------------------
GOLD MINING -- 2.6%
Barrick Gold                          125,100           2,975
Newmont Mining                         57,300           2,672
                                                 ------------
                                                        5,647
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 1.1%
Freeport-McMoRan Copper & Gold, Cl B   57,300           2,240
                                                 ------------
                                                        2,240
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.1%
International Paper                    55,300           2,337
                                                 ------------
                                                        2,337
                                                 ------------
TOTAL BASIC MATERIALS (COST $11,455)                   12,661
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 15.2%
BROADCAST SERVICES/PROGRAMMING -- 2.2%
Liberty Media, Cl A*                  424,700           4,650
                                                 ------------
                                                        4,650
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 3.3%
Beazer Homes USA                       21,700           2,298
Centex                                 42,400           2,292
DR Horton                              68,900           2,441
                                                 ------------
                                                        7,031
--------------------------------------------------------------------------------
CABLE TV -- 4.2%
Cablevision Systems, Cl A*            191,100           4,372
Comcast, Cl A*                        168,000           4,684
                                                 ------------
                                                        9,056
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 2.2%
Amazon.com*                           111,600           4,830
                                                 ------------
                                                        4,830
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.2%
News Corp.-ADR                        150,000           4,757
                                                 ------------
                                                        4,757
--------------------------------------------------------------------------------
TOYS -- 1.1%
Mattel                                128,000           2,360
                                                 ------------
                                                        2,360
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $33,205)                 32,684
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.5%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.5%
Conagra Foods                          88,300    $      2,379
Kraft Foods, Cl A                      68,500           2,192
Sara Lee                              236,600           5,172
                                                 ------------
                                                        9,743
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,948)               9,743
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 12.6%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.9%
Anadarko Petroleum                    121,400           6,296
                                                 ------------
                                                        6,296
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 9.7%
ChevronTexaco                          86,900           7,628
ConocoPhillips                         58,000           4,049
Exxon Mobil                           220,200           9,158
                                                 ------------
                                                       20,835
                                                 ------------
TOTAL ENERGY (COST $21,559)                            27,131
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 24.9%
FINANCE-INVESTMENT BANKER/BROKER -- 7.3%
Bear Stearns                           41,000           3,595
Citigroup                             137,100           7,088
JPMorgan Chase                        122,700           5,147
                                                 ------------
                                                       15,830
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.3%
Fannie Mae                             84,100           6,253
Freddie Mac                            51,300           3,030
                                                 ------------
                                                        9,283
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 2.1%
PMI Group                              60,800           2,271
Radian Group                           55,200           2,352
                                                 ------------
                                                        4,623
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
UnumProvident                         157,800           2,309
                                                 ------------
                                                        2,309
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.0%
American International Group           59,200           4,224
                                                 ------------
                                                        4,224
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.6%
St. Paul                               85,000           3,401
                                                 ------------
                                                        3,401
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.4%
St. Joe                                72,600           2,954
                                                 ------------
                                                        2,954
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG LARGE CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.9%
American Financial Realty Trust       118,800    $      2,014
                                                 ------------
                                                        2,014
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 4.2%
Bank of America                        73,300           5,936
Wells Fargo                            55,300           3,134
                                                 ------------
                                                        9,070
                                                 ------------
TOTAL FINANCIAL (COST $48,983)                         53,708
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 18.4%
MEDICAL PRODUCTS -- 4.4%
Baxter International                  100,200           3,095
Johnson & Johnson                     124,000           6,289
                                                 ------------
                                                        9,384
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.1%
Medimmune*                            100,700           2,324
                                                 ------------
                                                        2,324
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.6%
Bristol-Myers Squibb                  171,100           4,146
King Pharmaceuticals*                  90,000           1,516
Merck                                  61,200           2,704
Pfizer                                182,100           6,383
Wyeth                                 160,300           6,019
                                                 ------------
                                                       20,768
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 2.2%
HCA                                    66,300           2,693
Tenet Healthcare*                     185,300           2,068
                                                 ------------
                                                        4,761
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.1%
Lincare Holdings*                      75,000           2,356
                                                 ------------
                                                        2,356
                                                 ------------
TOTAL HEALTH CARE (COST $39,759)                       39,593
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.5%
AEROSPACE/DEFENSE -- 1.4%
Lockheed Martin                        65,000           2,966
                                                 ------------
                                                        2,966
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.1%
General Electric                      151,300           4,618
                                                 ------------
                                                        4,618
                                                 ------------
TOTAL INDUSTRIAL (COST $7,463)                          7,584
                                                 ------------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SERVICES -- 1.9%
E-COMMERCE/SERVICES -- 1.9%
InterActiveCorp*                      130,400    $      4,119
                                                 ------------
                                                        4,119
                                                 ------------
TOTAL SERVICES (COST $4,198)                            4,119
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.5%
APPLICATIONS SOFTWARE -- 4.8%
Microsoft                             416,500          10,400
                                                 ------------
                                                       10,400
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.0%
Nextel Communications, Cl A*           91,600           2,265
                                                 ------------
                                                        2,265
--------------------------------------------------------------------------------
COMPUTERS -- 1.4%
International Business Machines        32,500           2,985
                                                 ------------
                                                        2,985
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.3%
First Data                             65,300           2,753
                                                 ------------
                                                        2,753
                                                 ------------
TOTAL TECHNOLOGY (COST $19,492)                        18,403
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.6%
TRANSPORT-MARINE -- 3.6%
Frontline                              77,900           2,247
General Maritime*                     114,700           2,885
Teekay Shipping                        36,600           2,522
                                                 ------------
                                                        7,654
                                                 ------------
TOTAL TRANSPORTATION (COST $7,458)                      7,654
                                                 ------------
TOTAL COMMON STOCK (COST $201,520)                    213,280
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.2%
Deutsche Bank
   1.04%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $5,671,900 (collateralized by
   U.S. Government Obligations: total
   market value $5,785,478)(A)         $5,672           5,672
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $5,671,737 (collateralized by
   U.S. Government Obligations:  total
   market value $5,803,965)(A)          5,672           5,672
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $11,344)             11,344
                                                 ------------
TOTAL INVESTMENTS-- 104.2% (COST $212,864)            224,624
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG LARGE CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.2)%
Payable for Administration Fees                  $        (30)
Payable for Investment Advisory Fees                     (128)
Payable for Capital Shares Redeemed                    (9,052)
Other Assets and Liabilities, Net                         127
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (9,083)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    322,982
Undistributed net investment income                       349
Accumulated net realized loss on investments         (119,550)
Unrealized appreciation on investments                 11,760
                                                 ------------
TOTAL NET ASSETS-- 100.0%                            $215,541
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($214,709,504/18,001,948 SHARES)                    $11.93
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($723,035/60,814 SHARES)                            $11.89
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,455/4,569 SHARES)                              $11.92
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.92/94.25%)                                     $12.65
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($54,251/4,562 SHARES)                              $11.89
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

 The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
BASIC MATERIALS -- 1.8%
CHEMICALS-SPECIALTY -- 1.1%
Eastman Chemical                      117,000    $      4,994
                                                 ------------
                                                        4,994
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.7%
Air Products & Chemicals               61,600           3,087
                                                 ------------
                                                        3,087
                                                 ------------
TOTAL BASIC MATERIALS (COST $7,205)                     8,081
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 24.3%
APPLIANCES -- 1.5%
Maytag                                218,000           6,882
                                                 ------------
                                                        6,882
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 2.3%
Citadel Broadcasting*                 603,900          10,538
                                                 ------------
                                                       10,538
--------------------------------------------------------------------------------
CABLE TV -- 1.0%
EchoStar Communications, Cl A*        137,900           4,516
                                                 ------------
                                                        4,516
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
CDW                                    71,400           4,827
                                                 ------------
                                                        4,827
--------------------------------------------------------------------------------
HOME DECORATION PRODUCTS -- 1.8%
Newell Rubbermaid                     347,300           8,057
                                                 ------------
                                                        8,057
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.8%
EW Scripps, Cl A                       80,400           8,129
                                                 ------------
                                                        8,129
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.6%
Reader's Digest Association           196,450           2,766
                                                 ------------
                                                        2,766
--------------------------------------------------------------------------------
RADIO -- 3.6%
Radio One, Cl A*                      375,700           6,981
Westwood One*                         328,300           9,668
                                                 ------------
                                                       16,649
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%
Abercrombie & Fitch*                   98,600           3,337
                                                 ------------
                                                        3,337
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.7%
Circuit City Stores                   273,900           3,095
--------------------------------------------------------------------------------
                                                        3,095
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.9%
BJ's Wholesale Club*                  196,500    $      5,001
Costco Wholesale*                     217,700           8,177
                                                 ------------
                                                       13,178
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.8%
Pier 1 Imports                        149,600           3,546
                                                 ------------
                                                        3,546
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.8%
Tiffany                                92,500           3,531
                                                 ------------
                                                        3,531
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.1%
Yum! Brands*                          137,000           5,205
                                                 ------------
                                                        5,205
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.2%
Toys 'R' Us*                          321,800           5,406
                                                 ------------
                                                        5,406
--------------------------------------------------------------------------------
TELEVISION -- 0.7%
Univision Communications*             102,355           3,379
                                                 ------------
                                                        3,379
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.8%
Sabre Holdings                        342,200           8,490
                                                 ------------
                                                        8,490
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $101,621)               111,531
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.3%
AGRICULTURAL OPERATIONS -- 1.1%
Monsanto*                             134,900           4,947
                                                 ------------
                                                        4,947
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 1.3%
Pepsi Bottling Group                  201,800           6,003
                                                 ------------
                                                        6,003
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 1.0%
Dean Foods*                           144,500           4,826
                                                 ------------
                                                        4,826
--------------------------------------------------------------------------------
FOOD-FLOUR & GRAIN -- 1.4%
Archer-Daniels-Midland                372,000           6,276
                                                 ------------
                                                        6,276
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.9%
Safeway*                              207,900           4,279
                                                 ------------
                                                        4,279
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Performance Food Group*                73,900           2,538
                                                 ------------
                                                        2,538
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $25,535)             28,869
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG MID-CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ENERGY -- 10.1%
OIL & GAS DRILLING -- 4.8%
GlobalSantaFe                         205,600    $      5,710
Pride International*                  266,500           4,546
Rowan*                                241,000           5,083
Transocean*                           232,300           6,479
                                                 ------------
                                                       21,818
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.6%
Newfield Exploration*                 102,000           4,889
Noble Energy                           52,000           2,449
                                                 ------------
                                                        7,338
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.6%
Weatherford International*            176,500           7,418
                                                 ------------
                                                        7,418
--------------------------------------------------------------------------------
PIPELINES -- 2.1%
El Paso                               691,600           4,917
Williams                              516,700           4,945
                                                 ------------
                                                        9,862
                                                 ------------
TOTAL ENERGY (COST $40,709)                            46,436
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 19.4%
FINANCE-COMMERCIAL -- 0.8%
CapitalSource*                        170,600           3,830
                                                 ------------
                                                        3,830
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.1%
Capital One Financial                  67,600           5,099
                                                 ------------
                                                        5,099
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.6%
Ameritrade Holding*                   179,000           2,757
Friedman Billings Ramsey Group, Cl A  171,900           4,639
                                                 ------------
                                                        7,396
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.3%
Countrywide Financial                  61,066           5,856
                                                 ------------
                                                        5,856
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.2%
AON                                   195,300           5,451
                                                 ------------
                                                        5,451
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.9%
Federated Investors, Cl B             138,400           4,350
Franklin Resources                     81,800           4,555
                                                 ------------
                                                        8,905
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
Cigna                                  82,500           4,869
                                                 ------------
                                                        4,869
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.5%
Allmerica Financial*                  148,000    $      5,114
Assurant*                              93,500           2,352
HCC Insurance Holdings                131,500           4,251
PartnerRe                             154,900           8,744
                                                 ------------
                                                       20,461
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.3%
Xl Capital, Cl A                       81,000           6,159
                                                 ------------
                                                        6,159
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.8%
St. Joe                                93,400           3,801
                                                 ------------
                                                        3,801
--------------------------------------------------------------------------------
REINSURANCE -- 1.1%
Odyssey Re Holdings                   185,700           5,014
                                                 ------------
                                                        5,014
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.5%
Equity Residential                     77,500           2,313
                                                 ------------
                                                        2,313
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
American Financial Realty Trust       438,700           7,436
                                                 ------------
                                                        7,436
--------------------------------------------------------------------------------
REITS-WAREHOUSE/INDUSTRIAL -- 0.6%
AMB Property                           74,100           2,754
                                                 ------------
                                                        2,754
                                                 ------------
TOTAL FINANCIAL (COST $69,852)                         89,344
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.2%
HEALTH CARE COST CONTAINMENT -- 1.0%
McKesson                              156,500           4,709
                                                 ------------
                                                        4,709
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.3%
Baxter International                  316,400           9,774
Becton Dickinson                      109,600           5,313
                                                 ------------
                                                       15,087
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.9%
Invitrogen*                            55,400           3,972
                                                 ------------
                                                        3,972
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.0%
WellChoice*                           126,800           4,679
                                                 ------------
                                                        4,679
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.0%
Lincare Holdings*                     151,100           4,747
                                                 ------------
                                                        4,747
--------------------------------------------------------------------------------

                                                 PBHG FUNDS

                                                               PBHG MID-CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
Omnicare                               98,900    $      4,384
                                                 ------------
                                                        4,384
                                                 ------------
TOTAL HEALTH CARE (COST $30,515)                       37,578
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.1%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.7%
Alliant Techsystems*                   65,200           3,547
                                                 ------------
                                                        3,547
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.4%
Brink's                               229,600           6,332
                                                 ------------
                                                        6,332
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%
Applera-Applied Biosystems Group      112,000           2,215
                                                 ------------
                                                        2,215
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.5%
Republic Services                      85,400           2,312
                                                 ------------
                                                        2,312
                                                 ------------
TOTAL INDUSTRIAL (COST $11,675)                        14,406
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 3.7%
ADVERTISING AGENCIES -- 0.6%
Interpublic Group*                    180,000           2,768
                                                 ------------
                                                        2,768
--------------------------------------------------------------------------------
ADVERTISING SALES -- 2.1%
Lamar Advertising*                    235,200           9,460
                                                 ------------
                                                        9,460
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.0%
DST Systems*                          104,100           4,721
                                                 ------------
                                                        4,721
                                                 ------------
TOTAL SERVICES (COST $14,265)                          16,949
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.3%
APPLICATIONS SOFTWARE -- 5.5%
Citrix Systems*                       214,800           4,644
Intuit*                               215,600           9,676
Satyam Computer Services-ADR          328,500           6,741
Siebel Systems*                       381,300           4,389
                                                 ------------
                                                       25,450
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.2%
Dun & Bradstreet*                     127,300           6,811
Fair Isaac                            114,600           4,135
Veritas Software*                     130,600           3,514
                                                 ------------
                                                       14,460
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.8%
Cadence Design Systems*               240,700           3,548
                                                 ------------
                                                        3,548
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.5%
BMC Software*                         398,600   $       7,793
Peoplesoft*                           210,400           3,890
                                                 ------------
                                                       11,683
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.4%
TIBCO Software*                       776,200           6,341
                                                 ------------
                                                        6,341
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.7%
Check Point Software Technologies*    143,200           3,261
                                                 ------------
                                                        3,261
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.8%
Xerox*                                571,700           8,330
                                                 ------------
                                                        8,330
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.5%
Integrated Circuit Systems*           186,900           4,678
United Microelectronics-ADR*          437,141           2,273
                                                 ------------
                                                        6,951
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.8%
Comverse Technology*                  193,400           3,508
                                                 ------------
                                                        3,508
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.1%
Amdocs*                               178,800           4,969
                                                 ------------
                                                        4,969
                                                 ------------
TOTAL TECHNOLOGY (COST $78,683)                        88,501
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORTATION-SERVICES -- 0.5%
CH Robinson Worldwide                  58,200           2,415
                                                 ------------
                                                        2,415
                                                 ------------
TOTAL TRANSPORTATION (COST $2,129)                      2,415
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.2%
ELECTRIC-INTEGRATED -- 1.2%
Allete                                 86,400           3,032
Alliant Energy                         88,300           2,301
                                                 ------------
                                                        5,333
                                                 ------------
TOTAL UTILITIES (COST $3,792)                           5,333
                                                 ------------
TOTAL COMMON STOCK (COST $385,981)                    449,443
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $6,022,718 (collateralized by
   U.S. Government Obligations: total
   market value $6,148,725)(A)         $6,023           6,023
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $6,023)                6,023
                                                 ------------
TOTAL INVESTMENTS-- 99.2% (COST $392,004)             455,466
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG MID-CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
Receivable for Investment Securities Sold        $      8,975
Payable for Administration Fees                           (60)
Payable for Investment Advisory Fees                     (340)
Payable for Distribution Fees                              (1)
Payable for Investment Securities Purchased            (4,964)
Other Assets and Liabilities, Net                         230
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 3,840
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    383,333
Accumulated net realized gain on investments           12,511
Unrealized appreciation on investments                 63,462
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $   459,306
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($452,530,498/25,234,104 SHARES)                    $17.93
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($6,492,851/364,404 SHARES)                         $17.82
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($190,597/10,649 SHARES)                            $17.90
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($17.90/94.25%)                                     $18.99
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($91,786/5,150 SHARES)                              $17.82
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
BASIC MATERIALS -- 1.5%
CHEMICALS-DIVERSIFIED -- 1.5%
Olin                                   87,500    $      1,562
                                                 ------------
                                                        1,562
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,480)                     1,562
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.5%
BROADCAST SERVICES/PROGRAMMING -- 0.5%
Gray Television                        34,800             509
                                                 ------------
                                                          509
--------------------------------------------------------------------------------
CABLE TV -- 1.6%
Insight Communications*                51,500             515
Mediacom Communications*              136,900           1,098
                                                 ------------
                                                        1,613
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.7%
Bell Microproducts*                   105,200             757
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.9%
Entravision Communications, Cl A*     100,200             899
                                                 ------------
                                                          899
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.4%
Journal Register*                      71,400           1,492
                                                 ------------
                                                        1,492
--------------------------------------------------------------------------------
RADIO -- 5.6%
Cumulus Media, Cl A*                   45,600             911
Emmis Communications, Cl A*            90,200           2,148
Radio One, Cl A*                       72,000           1,338
Spanish Broadcasting System, Cl A*    134,200           1,402
                                                 ------------
                                                        5,799
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.6%
Charming Shoppes*                     110,300             859
Kenneth Cole Productions, Cl A         15,200             518
Mothers Work*                          21,900             584
Too*                                  130,800           2,740
Wet Seal, Cl A*                       122,100           1,007
                                                 ------------
                                                        5,708
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 1.6%
Dillard's, Cl A                        86,300           1,654
                                                 ------------
                                                        1,654
--------------------------------------------------------------------------------
TELEVISION -- 2.6%
Lin TV, Cl A*                          25,300             602
Sinclair Broadcast Group, Cl A*       162,200           2,028
                                                 ------------
                                                        2,630
--------------------------------------------------------------------------------

                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
TOYS -- 1.0%
Leapfrog Enterprises*                  54,200    $      1,049
                                                 ------------
                                                        1,049
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $19,894)                 22,110
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.6%
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Performance Food Group*                16,400             563
                                                 ------------
                                                          563
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $530)                   563
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 11.8%
COAL -- 1.1%
Massey Energy                          48,700           1,075
                                                 ------------
                                                        1,075
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.4%
Atwood Oceanics*                       40,400           1,438
                                                 ------------
                                                        1,438
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.6%
Stone Energy*                          12,700             628
Tom Brown*                             42,100           1,583
Vintage Petroleum                      34,400             504
                                                 ------------
                                                        2,715
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.2%
Grant Prideco*                         77,600           1,203
Lone Star Technologies*                58,000           1,025
                                                 ------------
                                                        2,228
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.1%
Frontier Oil                           60,300           1,169
                                                 ------------
                                                        1,169
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 3.4%
CAL Dive International*                33,500             865
Core Laboratories*                     78,100           1,656
Universal Compression Holdings*        28,300             931
                                                 ------------
                                                        3,452
                                                 ------------
TOTAL ENERGY (COST $9,354)                             12,077
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 16.9%
COMMERCIAL BANKS-EASTERN US -- 1.1%
Bancorp Bank*                           9,200             166
Signature Bank*                        47,800             999
                                                 ------------
                                                        1,165
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.1%
Oriental Financial Group                3,800             121
                                                 ------------
                                                          121
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG SMALL CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 0.2%
Asset Acceptance Capital*               9,200    $        171
                                                 ------------
                                                          171
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.8%
Affiliated Managers Group*             14,400             786
                                                 ------------
                                                          786
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.2%
Allmerica Financial*                   38,300           1,323
HCC Insurance Holdings                 29,900             967
                                                 ------------
                                                        2,290
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.8%
Bristol West Holdings*                 39,300             802
                                                 ------------
                                                          802
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.8%
Jones Lang LaSalle*                    40,600           1,044
Trammell Crow*                         56,400             791
                                                 ------------
                                                        1,835
--------------------------------------------------------------------------------
REINSURANCE -- 1.3%
Odyssey Re Holdings                    49,800           1,345
                                                 ------------
                                                        1,345
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.3%
Meristar Hospitality*                 339,400           2,359
                                                 ------------
                                                        2,359
--------------------------------------------------------------------------------
REITS-MANUFACTURED HOMES -- 0.8%
Affordable Residential Communities*    46,700             864
                                                 ------------
                                                          864
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.9%
American Home Mortgage Investment*     23,500             677
Capital Lease Funding*                 15,100             193
                                                 ------------
                                                          870
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.8%
Brandywine Realty Trust                17,700             541
Government Properties Trust*           18,200             240
                                                 ------------
                                                          781
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 1.3%
Bank Mutual                            82,352             921
Franklin Bank Corp/Houston TX*         22,800             424
                                                 ------------
                                                        1,345
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.1%
Brookline Bancorp                      84,218           1,343
Provident Financial Services           43,900             820
                                                 ------------
                                                        2,163
--------------------------------------------------------------------------------
                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.4%
Jefferson Bancshares                   31,700    $        442
                                                 ------------
                                                          442
                                                 ------------
TOTAL FINANCIAL (COST $13,422)                         17,339
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.0%
DIAGNOSTIC EQUIPMENT -- 1.1%
Cytyc*                                 52,200           1,162
                                                 ------------
                                                        1,162
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 1.4%
ICU Medical*                           49,200           1,494
                                                 ------------
                                                        1,494
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.6%
Hooper Holmes                          92,900             580
                                                 ------------
                                                          580
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.8%
Cerner*                                17,200             777
                                                 ------------
                                                          777
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.7%
Covance*                               49,500           1,705
                                                 ------------
                                                        1,705
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Applera Corp-Celera Genomics Group*    36,400             528
                                                 ------------
                                                          528
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Cima Labs*                             37,700           1,185
Medicis Pharmaceutical, Cl A           21,100             844
                                                 ------------
                                                        2,029
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
AMERIGROUP*                            12,000             548
Centene*                               18,500             566
                                                 ------------
                                                        1,114
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Genesis HealthCare*                    18,700             455
                                                 ------------
                                                          455
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.4%
Apria Healthcare Group*                49,500           1,482
                                                 ------------
                                                        1,482
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
Accredo Health*                        26,600           1,014
                                                 ------------
                                                        1,014
                                                 ------------
TOTAL HEALTH CARE (COST $9,639)                        12,340
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.1%
AEROSPACE/DEFENSE -- 1.0%
Teledyne Technologies*                 57,600    $      1,077
                                                 ------------
                                                        1,077
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.0%
Moog, Cl A*                            28,650             978
                                                 ------------
                                                          978
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.9%
Brink's                                70,200           1,936
                                                 ------------
                                                        1,936
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.1%
EDO                                    48,600           1,170
                                                 ------------
                                                        1,170
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.4%
JLG Industries                         27,100             387
                                                 ------------
                                                          387
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.7%
Global Power Equipment Group*          83,200             701
                                                 ------------
                                                          701
                                                 ------------
TOTAL INDUSTRIAL (COST $4,299)                          6,249
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.6%
COMMERCIAL SERVICES -- 1.4%
Arbitron*                              36,900           1,486
                                                 ------------
                                                        1,486
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.6%
Coinstar*                              31,100             494
National Processing*                   60,000           1,140
                                                 ------------
                                                        1,634
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.1%
PDI*                                   43,900           1,110
                                                 ------------
                                                        1,110
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.0%
Advo                                   31,500           1,015
                                                 ------------
                                                        1,015
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.9%
Medical Staffing Network Holdings*    115,100             906
                                                 ------------
                                                          906
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.2%
Aaron Rents                            49,800           1,239
                                                 ------------
                                                        1,239
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.8%
Parexel International*                 45,800             818
                                                 ------------
                                                          818
--------------------------------------------------------------------------------

                                                        Market
Description                          Shares          Value (000)
--------------------------------------------------------------------------------
SECURITY SERVICES -- 1.6%
Integrated Alarm Services Group*      173,700    $      1,652
                                                 ------------
                                                        1,652
                                                 ------------
TOTAL SERVICES (COST $7,899)                            9,860
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.0%
APPLICATIONS SOFTWARE -- 1.4%
Barra*                                 17,800             623
Quest Software*                        48,200             788
                                                 ------------
                                                        1,411
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.3%
webMethods*                           141,700           1,332
                                                 ------------
                                                        1,332
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.6%
Concurrent Computer*                  188,600             651
                                                 ------------
                                                          651
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.4%
Parametric Technology*                312,500           1,412
                                                 ------------
                                                        1,412
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.7%
Quantum*                              466,700           1,727
                                                 ------------
                                                        1,727
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Filenet*                               28,400             757
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.6%
NetlQ*                                 45,800             639
                                                 ------------
                                                          639
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.0%
Conexant Systems*                     129,843             800
DSP Group*                             49,700           1,279
                                                 ------------
                                                        2,079
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
Lawson Software*                       20,700             172
Micromuse*                             42,400             331
Retek*                                 50,400             381
                                                 ------------
                                                          884
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.7%
Matrixone*                            107,500             780
                                                 ------------
                                                          780
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.2%
Internet Security Systems*             68,300           1,205
                                                 ------------
                                                        1,205
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG SMALL CAP FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.6%
Extreme Networks*                      88,600    $        639
                                                 ------------
                                                          639
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.3%
Integrated Device Technology*          56,500             847
Triquint Semiconductor*                68,900             503
                                                 ------------
                                                        1,350
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.1%
Brooks Automation*                     30,100             631
Veeco Instruments*                     17,000             477
                                                 ------------
                                                        1,108
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.0%
Borland Software*                     108,700             987
                                                 ------------
                                                          987
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
Powerwave Technologies*                64,400             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL TECHNOLOGY (COST $16,258)                        17,463
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
AIRLINES -- 0.6%
Skywest                                32,100             618
                                                 ------------
                                                          618
                                                 ------------
TOTAL TRANSPORTATION (COST $374)                          618
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.1%
ELECTRIC-INTEGRATED -- 0.7%
MGE Energy                             23,600             728
                                                 ------------
                                                          728
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                    12,700             418
                                                 ------------
                                                          418
                                                 ------------
TOTAL UTILITIES (COST $814)                             1,146
                                                 ------------
TOTAL COMMON STOCK (COST $83,963)                     101,327
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
Deutsche Bank
   1.04%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $2,271,315 (collateralized by
   U.S. Government Obligations: total
   market value $2,317,611)(A)         $2,271           2,271
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,271)                2,271
                                                 ------------
TOTAL INVESTMENTS-- 100.9% (COST $86,234)             103,598
                                                 ------------
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.9)%
Payable for Administration Fees                  $        (13)
Payable for Investment Advisory Fees                      (88)
Other Assets and Liabilities, Net                        (783)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (884)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    118,009
Accumulated net realized loss on investments          (32,659)
Unrealized appreciation on investments                 17,364
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $  102,714
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($102,497,082/5,051,978 SHARES)                     $20.29
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($96,675/4,797 SHARES)                              $20.15
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($60,318/2,976 SHARES)                              $20.27
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($20.27/94.25%)                                     $21.51
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($60,092/2,976 SHARES)                             $20.19
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.4%
CONSUMER CYCLICAL -- 5.0%
MULTIMEDIA -- 2.4%
Time Warner*                        1,573,900    $     26,536
                                                 ------------
                                                       26,536
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.6%
CVS                                   841,200          29,695
                                                 ------------
                                                       29,695
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $41,309)                 56,231
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 26.3%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 7.6%
Kraft Foods, Cl A                   1,839,200          58,873
Sara Lee                            1,275,400          27,880
                                                 ------------
                                                       86,753
--------------------------------------------------------------------------------
FOOD-RETAIL -- 7.9%
Kroger*                             3,001,200          49,940
Safeway*                            1,917,700          39,466
                                                 ------------
                                                       89,406
--------------------------------------------------------------------------------
TOBACCO -- 10.8%
Altria Group                        1,592,000          86,685
UST                                   995,600          35,941
                                                 ------------
                                                      122,626
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $303,042)           298,785
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 3.7%
PIPELINES -- 3.7%
El Paso                             5,943,300          42,257
                                                 ------------
                                                       42,257
                                                 ------------
TOTAL ENERGY (COST $37,556)                            42,257
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 26.5%
FINANCE-CREDIT CARD -- 4.8%
American Express                    1,056,800          54,795
                                                 ------------
                                                       54,795
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.8%
Merrill Lynch                         337,400          20,095
                                                 ------------
                                                       20,095
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 16.3%
Fannie Mae                          1,047,400          77,874
Freddie Mac                         1,819,800         107,477
                                                 ------------
                                                      185,351
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.4%
Old Republic International            619,750          15,221
                                                 ------------
                                                       15,221
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-APARTMENTS-- 1.6%
Apartment Investment &
   Management, Cl A                   591,700    $     18,396
                                                 ------------
                                                       18,396
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Equity Office Properties Trust        222,900           6,440
                                                 ------------
                                                        6,440
                                                 ------------
TOTAL FINANCIAL (COST $279,249)                       300,298
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.4%
MEDICAL-DRUGS -- 7.1%
Pfizer                              1,205,200          42,242
Wyeth                               1,035,700          38,891
                                                 ------------
                                                       81,133
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 7.3%
HCA                                   930,200          37,785
Tenet Healthcare*                   4,027,400          44,946
                                                 ------------
                                                       82,731
                                                 ------------
TOTAL HEALTH CARE (COST $169,826)                     163,864
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.3%
DIVERSIFIED MANUFACTURING OPERATIONS-- 8.3%
Tyco International                  3,285,800          94,138
                                                 ------------
                                                       94,138
                                                 ------------
TOTAL INDUSTRIAL (COST $45,221)                        94,138
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 8.6%
ADVERTISING AGENCIES -- 2.6%
Interpublic Group*                  1,886,100          29,008
                                                 ------------
                                                       29,008
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.0%
Electronic Data Systems             3,523,600          68,182
                                                 ------------
                                                       68,182
                                                 ------------
TOTAL SERVICES (COST $107,039)                         97,190
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.6%
OFFICE AUTOMATION & EQUIPMENT -- 2.6%
Pitney Bowes                          693,100          29,533
                                                 ------------
                                                       29,533
                                                 ------------
TOTAL TECHNOLOGY (COST $25,045)                        29,533
                                                 ------------
TOTAL COMMON STOCK (COST $1,008,287)                1,082,296
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG CLIPPER FOCUS FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.2%
Deutsche Bank
   1.04%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $38,249,568 (collateralized by
   U.S. Government Obligations: total
   market value $39,013,766)(A)       $38,248    $     38,248
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $9,562,367 (collateralized by
   U.S. Government Obligations: total
   market value $9,754,211)(A)          9,562           9,562
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $47,810)             47,810
                                                 ------------
TOTAL INVESTMENTS-- 99.6% (COST $1,056,097)         1,130,106
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%
Payable for Administration Fees                          (146)
Payable for Investment Advisory Fees                     (972)
Payable for Distribution Fees                              (3)
Other Assets and Liabilities, Net                       5,581
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 4,460
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  1,061,403
Distributions in excess of net investment income           (1)
Accumulated net realized loss on investments             (845)
Unrealized appreciation on investments                 74,009
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $1,134,566
                                                 ------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,128,194,655/71,045,228 SHARES)                  $15.88
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($722,961/45,577 SHARES)                            $15.86
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($2,555,213/161,087 SHARES)                         $15.86
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($15.86/94.25%)                                     $16.83
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($3,093,311/195,811 SHARES)                         $15.80
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
BASIC MATERIALS -- 5.3%
COATINGS/PAINT -- 1.1%
RPM International                      16,500    $        273
                                                 ------------
                                                          273
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.7%
Crown Holdings                         19,400             181
                                                 ------------
                                                          181
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.8%
Airgas                                 21,900             466
                                                 ------------
                                                          466
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.7%
Schweitzer-Manduit International       14,000             452
                                                 ------------
                                                          452
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,092)                     1,372
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.7%
APPAREL MANUFACTURERS -- 1.3%
Haggar                                 16,300             326
                                                 ------------
                                                          326
--------------------------------------------------------------------------------
CASINO SERVICES -- 2.5%
Scientific Games, Cl A                 34,300             642
                                                 ------------
                                                          642
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 1.0%
Six Flags                              33,700             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.4%
Childrens Place                         9,000             279
Jos A Bank Clothiers                    9,300             335
                                                 ------------
                                                          614
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.1%
7-Eleven                               18,400             279
                                                 ------------
                                                          279
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.3%
Pier 1 Imports                         14,400             341
                                                 ------------
                                                          341
--------------------------------------------------------------------------------
RETAIL-PAWN SHOPS -- 1.1%
Cash America International             13,000             300
                                                 ------------
                                                          300
--------------------------------------------------------------------------------
RETAIL-PETROLEUM PRODUCTS -- 1.5%
World Fuel Services                    10,900             400
                                                 ------------
                                                          400
--------------------------------------------------------------------------------

                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.5%
Bob Evans                              12,100    $        392
                                                 ------------
                                                          392
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $2,449)                   3,559
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.6%
POULTRY -- 1.6%
Sanderson Farms                        11,550             424
                                                 ------------
                                                          424
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $181)                   424
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 12.0%
ENERGY-ALTERNATE SOURCES -- 1.5%
Headwaters                             15,100             387
                                                 ------------
                                                          387
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 8.0%
Berry Petroleum, Cl A                  10,000             273
Comstock Resources                     23,100             459
Houston Exploration                     5,300             237
Magnum Hunter Resources                23,400             237
Penn Virgina                            7,600             461
Stone Energy                            8,094             400
                                                 ------------
                                                        2,067
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 2.5%
Giant Industries                        9,500             197
Tesoro Petroleum                       24,600             462
                                                 ------------
                                                          659
                                                 ------------
TOTAL ENERGY (COST $2,135)                              3,113
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 18.4%
COMMERCIAL BANKS-CENTRAL US -- 1.8%
Wintrust Financial                      9,750             474
                                                 ------------
                                                          474
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 1.0%
Sterling Bancorp                        9,105             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 1.8%
Oriental Financial Group               14,797             471
                                                 ------------
                                                          471
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.4%
Columbia Bancorp                        9,540             157
CVB Financial                          13,220             274
UCBH Holdings                          11,000             440
                                                 ------------
                                                          871
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.2%
Hilb Rogal & Hamilton                   8,200             312
                                                 ------------
                                                          312
--------------------------------------------------------------------------------

            PBHG FUNDS

PBHG SMALL CAP VALUE FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
Ceres Group                            39,400    $        279
                                                 ------------
                                                          279
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.9%
FPIC Insurance Group                   17,600             404
Landamerica Financial Group             7,800             353
                                                 ------------
                                                          757
--------------------------------------------------------------------------------
REINSURANCE -- 0.8%
PXRE Group                              7,300             204
                                                 ------------
                                                          204
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 1.1%
Correctional Properties Trust           9,100             280
                                                 ------------
                                                          280
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
Parkway Properties                      9,100             426
                                                 ------------
                                                          426
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.7%
Dime Community Bancshares              21,262             433
                                                 ------------
                                                          433
                                                 ------------
TOTAL FINANCIAL (COST $3,148)                           4,772
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.3%
DIAGNOSTIC EQUIPMENT -- 1.0%
Immucor                                13,650             247
                                                 ------------
                                                          247
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.8%
Bio Rad Labs, Cl A                      3,900             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.3%
Pacificare Health Systems              15,200             601
                                                 ------------
                                                          601
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.1%
Amedisys                               11,400             278
                                                 ------------
                                                          278
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.1%
Respironics                            10,200             551
                                                 ------------
                                                          551
                                                 ------------
TOTAL HEALTH CARE (COST $1,150)                         1,897
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 16.8%
AEROSPACE/DEFENSE -- 1.7%
Curtiss-Wright                          5,200             244
Herley Industries                      10,400             196
                                                 ------------
                                                          440
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 1.7%
Chicago Bridge & Iron                  15,700    $        437
                                                 ------------
                                                          437
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.3%
Actuant, Cl A                          15,700             616
ESCO Technologies                      10,700             493
                                                 ------------
                                                        1,109
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.8%
Flir Systems                           12,200             465
                                                 ------------
                                                          465
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.6%
Engineered Support Systems              8,300             405
                                                 ------------
                                                          405
--------------------------------------------------------------------------------
ENGINES-INTERNAL COMBUSTION -- 1.4%
Briggs & Stratton                       5,500             371
                                                 ------------
                                                          371
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.0%
Clarcor                                 6,000             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
GOLD MINING -- 0.6%
Royal Gold                              8,700             154
                                                 ------------
                                                          154
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.5%
Joy Global                             14,000             393
                                                 ------------
                                                          393
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.2%
Kadant                                 15,100             315
                                                 ------------
                                                          315
                                                 ------------
TOTAL INDUSTRIAL (COST $3,061)                          4,354
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 6.0%
CONSULTING SERVICES -- 1.0%
FTI Consulting                         15,000             250
                                                 ------------
                                                          250
--------------------------------------------------------------------------------
PRIVATE CORRECTIONS -- 1.7%
Corrections Corp of America            12,600             449
                                                 ------------
                                                          449
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 2.1%
Aaron Rents                            21,350             531
                                                 ------------
                                                          531
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.2%
Pharmaceutical Product Development     10,600             316
                                                 ------------
                                                          316
                                                 ------------
TOTAL SERVICES (COST $1,407)                            1,546
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.7%
COMPUTER AIDED DESIGN -- 1.5%
Ansys                                   9,900    $        393
                                                 ------------
                                                          393
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.3%
MTS Systems                            21,500             595
                                                 ------------
                                                          595
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.6%
NAM TAI Electronics                     9,230             235
Sypris Solutions                       10,800             184
                                                 ------------
                                                          419
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.7%
White Electronic Designs               23,500             180
                                                 ------------
                                                          180
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
Mantech International, Cl A             9,600             197
                                                 ------------
                                                          197
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.8%
Fargo Electronics                      17,900             202
                                                 ------------
                                                          202
                                                 ------------
TOTAL TECHNOLOGY (COST $1,247)                          1,986
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.6%
TRANSPORT-MARINE -- 2.4%
General Maritime                       24,800             624
                                                 ------------
                                                          624
--------------------------------------------------------------------------------
TRANSPORTATION-SERVICES -- 1.2%
Offshore Logistics                     13,000             300
                                                 ------------
                                                          300
                                                 ------------
TOTAL TRANSPORTATION (COST $603)                          924
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 3.7%
GAS-DISTRIBUTION -- 3.7%
Energen                                12,100             499
UGI                                    13,500             445
                                                 ------------
                                                          944
                                                 ------------
TOTAL UTILITIES (COST $695)                               944
                                                 ------------
TOTAL COMMON STOCK (COST $17,168)                      24,891
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.8%
INDEX FUND-SMALL CAP -- 0.8%
iShares Russell 2000 Value Index Fund   1,300             223
                                                 ------------
                                                          223
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $181)                      223
                                                 ------------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
WARRANTS-- 0.0%
Magnum Hunter Resources,
   expiration 03/21/05*                 2,740    $          1
                                                 ------------
                                                            1
                                                 ------------
TOTAL WARRANTS (COST $3)                                    1
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $616,477 (collateralized by
   U.S. Government Obligations: total
   market value $628,792)(A)             $616             616
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $616)                    616
                                                 ------------
TOTAL INVESTMENTS-- 99.3% (COST $17,968)               25,731
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.7%
Payable for Administration Fees                            (3)
Payable for Investment Advisory Fees                      (21)
Other Assets and Liabilities, Net                         197
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   173
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                     17,421
Accumulated net investment loss                            (3)
Accumulated net realized gain on investments              723
Unrealized appreciation on investments                  7,763
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $    25,904
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($25,552,538/1,228,513 SHARES)                      $20.80
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($198,165/9,546 SHARES)                             $20.76
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($20.76/94.25%)                                     $22.03
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($153,337/7,427 SHARES)                             $20.65
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            THE PBHG FUNDS

 PBHG REIT FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
FINANCIAL -- 96.5%
REITS -- 96.5%
APARTMENTS -- 13.7%
Apartment Investment &
   Management, Cl A                     3,700  $          115
BRE Properties, Cl A                  200,400           6,878
Equity Residential                    202,300           6,039
Home Properties of New York            67,400           2,747
Summit Properties                      76,260           1,819
United Dominion Realty Trust          166,300           3,263
                                                 ------------
                                                       20,861
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.9%
Colonial Properties Trust              50,500           2,060
Lexington Corporate Properties Trust   62,600           1,364
Vornado Realty Trust                  116,100           7,022
                                                 ------------
                                                       10,446
--------------------------------------------------------------------------------
HOTELS -- 10.5%
Ashford Hospitality Trust*            138,800           1,414
Extended Stay America(A)              179,700           3,481
Host Marriott*                        587,500           7,508
Innkeepers USA Trust                   91,800             839
LaSalle Hotel Properties              113,800           2,686
                                                 ------------
                                                       15,928
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 2.0%
Sun Communities                        69,500           2,976
                                                 ------------
                                                        2,976
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 19.8%
Brandywine Realty Trust               155,800           4,760
CarrAmerica Realty                    141,000           4,780
Equity Office Properties Trust        119,610           3,456
Glenborough Realty Trust               81,300           1,817
Highwoods Properties                   74,100           1,942
Koger Equity                          130,200           3,056
Mack-Cali Realty                       67,200           3,018
Maguire Properties                     77,800           1,992
Prentiss Properties Trust               8,000             295
Reckson Associates Realty              47,300           1,331
SL Green Realty                        76,300           3,639
                                                 ------------
                                                       30,086
--------------------------------------------------------------------------------
REGIONAL MALLS -- 17.5%
CBL & Associates Properties            26,600           1,632
Mills                                  95,700           5,100
Rouse                                 158,300           8,485
Simon Property Group                  144,800           8,462
Tanger Factory Outlet Centers          26,000           1,178
Taubman Centers                        64,500           1,623
                                                 ------------
                                                       26,480
--------------------------------------------------------------------------------
                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 11.0%
Equity One                            111,300    $      2,139
Heritage Property Investment Trust      1,100              34
Pan Pacific Retail Properties          70,350           3,665
Ramco-Gershenson Properties            96,000           2,707
Regency Centers                       138,300           6,463
Weingarten Realty Investors            51,600           1,785
                                                 ------------
                                                       16,793
--------------------------------------------------------------------------------
STORAGE -- 2.9%
Public Storage                         91,100           4,433
                                                 ------------
                                                        4,433
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 12.2%
Catellus Development(A)               247,350           6,434
Duke Realty                             3,000             104
Prologis                              174,370           6,255
PS Business Parks                     125,716           5,827
                                                 ------------
                                                       18,620
                                                 ------------
                                                      146,623
                                                 ------------
TOTAL FINANCIAL (COST $114,101)                       146,623
                                                 ------------
TOTAL COMMON STOCK (COST $114,101)                    146,623
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $2,269,555 (collateralized by
   U.S. Government Obligations: total
   market value $2,341,037)(B)         $2,269           2,269
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,269)                2,269
                                                 ------------
TOTAL INVESTMENTS-- 98.0% (COST $116,370)             148,892
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.0%
Receivable for Capital Shares Sold                      3,330
Payable for Administration Fees                           (18)
Payable for Distribution Fees                              (4)
Payable for Investment Advisory Fees                     (103)
Other Assets and Liabilities, Net                        (236)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 2,969
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                    115,777
Accumulated net realized gain on investments            3,562
Unrealized appreciation on investments                 32,522
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $   151,861
                                                 ------------

                                                                      PBHG FUNDS

                                                                  PBHG REIT FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004


Description
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($133,979,935/11,494,199 SHARES)                    $11.66
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($17,663,503/1,521,252 SHARES)                      $11.61
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($61,302/5,258 SHARES)                              $11.66
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.66/94.25%)                                     $12.37
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($156,344/13,421 SHARES)                            $11.65
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Securities classified as C - Corporations
(B) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG TECHNOLOGY & COMMUNICATIONS FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
BASIC MATERIALS -- 0.8%
CHEMICALS-SPECIALTY -- 0.8%
Cabot Microelectronics*                62,600    $      2,644
                                                 ------------
                                                        2,644
                                                 ------------
TOTAL BASIC MATERIALS (COST $2,807)                     2,644
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 2.8%
CABLE TV -- 1.5%
Comcast, Cl A*                        180,300           5,027
                                                 ------------
                                                        5,027
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.3%
Sabre Holdings                        163,700           4,061
                                                 ------------
                                                        4,061
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $8,791)                   9,088
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 4.4%
MEDICAL INSTRUMENTS -- 0.8%
Boston Scientific*                     62,700           2,657
                                                 ------------
                                                        2,657
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.6%
Amgen*                                 50,400           2,932
Celgene*                               57,200           2,726
Genentech*                             37,300           3,947
Medimmune*                            100,000           2,308
                                                 ------------
                                                       11,913
                                                 ------------
TOTAL HEALTH CARE (COST $10,770)                       14,570
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.4%
ELECTRONIC MEASURING INSTRUMENTS -- 1.4%
Agilent Technologies*                 143,800           4,548
                                                 ------------
                                                        4,548
                                                 ------------
TOTAL INDUSTRIAL (COST $3,527)                          4,548
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.8%
COMPUTER SERVICES -- 4.6%
Computer Sciences*                    115,700           4,666
DST Systems*                          104,600           4,744
Sungard Data Systems*                 205,500           5,631
                                                 ------------
                                                       15,041
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.2%
eBay*                                  56,100           3,889
                                                 ------------
                                                        3,889
                                                 ------------
TOTAL SERVICES (COST $14,109)                          18,930
                                                 ------------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 82.1%
APPLICATIONS SOFTWARE -- 4.9%
Infosys Technologies-ADR               36,700    $      2,998
Microsoft                             210,200           5,249
Satyam Computer Services-ADR          135,100           2,772
Serena Software*                      180,800           3,679
Siebel Systems*                       112,200           1,292
                                                 ------------
                                                       15,990
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.7%
Nextel Communications, Cl A*          226,000           5,589
                                                 ------------
                                                        5,589
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.8%
Avid Technology*                       55,800           2,574
                                                 ------------
                                                        2,574
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.9%
Autodesk                               83,100           2,628
Parametric Technology*                803,600           3,632
                                                 ------------
                                                        6,260
--------------------------------------------------------------------------------
COMPUTERS -- 5.4%
Dell Computer*                         79,500           2,673
Hewlett-Packard                       206,100           4,707
International Business Machines        60,200           5,529
PalmOne*                               46,600             995
Research In Motion*                    41,600           3,882
                                                 ------------
                                                       17,786
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.7%
Network Appliance*                    154,600           3,316
Storage Technology*                    85,300           2,374
                                                 ------------
                                                        5,690
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.7%
Automatic Data Processing             119,300           5,011
Filenet*                              165,700           4,416
First Data                            118,300           4,988
Fiserv*                               117,000           4,185
                                                 ------------
                                                       18,600
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.0%
Cognos*                               110,600           3,435
                                                 ------------
                                                        3,435
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.2%
Jabil Circuit*                        130,000           3,826
                                                 ------------
                                                        3,826
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 13.8%
Broadcom, Cl A*                       118,700           4,650
Conexant Systems*                     758,634           4,673
DSP Group*                            121,100           3,116
--------------------------------------------------------------------------------

                                PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- CONTINUED
Intel                                 166,400    $      4,526
Intersil, Cl A                        176,100           3,925
Microchip Technology                  108,100           2,871
Microsemi*                            270,900           3,706
Nvidia*                               104,700           2,774
Silicon Laboratories*                  52,200           2,760
Texas Instruments                     138,400           4,044
Xilinx*                                85,900           3,264
Zoran*                                296,100           5,140
                                                 ------------
                                                       45,449
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.4%
Cadence Design Systems*               178,100           2,625
Magma Design Automation*               87,800           1,836
                                                 ------------
                                                        4,461
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 0.8%
Adobe Systems                          68,000           2,681
                                                 ------------
                                                        2,681
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 6.0%
Ascential Software*                    92,700           2,032
BMC Software*                         307,300           6,008
Novell*                               204,900           2,332
Oracle*                               448,700           5,389
Peoplesoft*                           184,700           3,415
SAP-ADR                                15,300             601
                                                 ------------
                                                       19,777
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.7%
eResearch Technology*                  86,250           2,419
                                                 ------------
                                                        2,419
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.9%
F5 Networks*                           83,900           2,840
                                                 ------------
                                                        2,840
--------------------------------------------------------------------------------
INTERNET SECURITY -- 6.4%
Check Point Software Technologies*    275,400           6,271
Network Associates*                   246,700           4,441
Secure Computing*                     132,900           2,173
Symantec*                             177,800           8,232
                                                 ------------
                                                       21,117
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.0%
Cisco Systems*                        270,000           6,351
Foundry Networks*                      85,500           1,468
Juniper Networks*                     162,100           4,216
Polycom*                              146,400           3,108
SafeNet*                               37,500           1,408
                                                 ------------
                                                       16,551
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 7.7%
Analog Devices                        114,900    $      5,516
Cypress Semiconductor*                 74,800           1,531
Emulex*                                89,100           1,897
Integrated Device Technology*         296,700           4,451
International Rectifier*               43,200           1,987
Linear Technology                      86,600           3,206
Marvell Technology Group*              50,500           2,275
Maxim Integrated Products              76,900           3,621
United Microelectronics-ADR*          152,707             794
                                                 ------------
                                                       25,278
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.5%
Applied Materials*                    251,500           5,377
Axcelis Technologies*                 176,600           1,964
Formfactor*                            50,200           1,051
KLA-Tencor*                            78,500           3,952
Lam Research*                          91,300           2,302
Varian Semiconductor
   Equipment Associates*               82,700           3,473
                                                 ------------
                                                       18,119
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.7%
Altiris*                               79,600           2,224
                                                 ------------
                                                        2,224
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.5%
Andrew*                               176,300           3,085
Nokia OYJ-ADR                         239,100           4,849
Nortel Networks*                      583,800           3,468
                                                 ------------
                                                       11,402
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.0%
Yahoo*                                136,000           6,608
                                                 ------------
                                                        6,608
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.4%
Motorola                              311,100           5,475
Qualcomm                               87,000           5,779
                                                 ------------
                                                       11,254
                                                 ------------
TOTAL TECHNOLOGY (COST $218,236)                      269,930
                                                 ------------
TOTAL COMMON STOCK (COST $258,240)                    319,710
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $13,107,471 (collateralized by
   U.S. Government Obligations: total
   market value $13,370,326)(A)       $13,107          13,107
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $13,107)              13,107
                                                 ------------
TOTAL INVESTMENTS-- 101.3% (COST $271,347)            332,817
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG TECHNOLOGY & COMMUNICATIONS FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.3)%
Payable for Administration Fees                  $        (43)
Payable for Distribution Fees                              (3)
Payable for Investment Advisory Fees                     (241)
Payable for Investment Securities Purchased            (5,027)
Other Assets and Liabilities, Net                       1,022
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (4,292)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  2,738,250
Accumulated net investment loss                            (6)
Accumulated net realized loss on investments       (2,471,189)
Unrealized appreciation on investments                 61,470
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $   328,525
                                                 ------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($314,111,448/29,177,015 SHARES)                    $10.77
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($14,302,600/1,338,597 SHARES)                      $10.68
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($55,473/5,160 SHARES)                              $10.75
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.75/94.25%)                                     $11.41
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($55,264/5,160 SHARES)                              $10.71
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                             PBHG INTERMEDIATE FIXED INCOME FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                         Face          Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 25.0%
Federal Home Loan Mortgage
   Corporation 30 year TBA
   5.500%, 04/15/34                      $500   $         512
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H010, Cl A2
   2.028%, 04/15/10                        62              62
Federal Home Loan Mortgage Corporation
   Structured Pass Through,
   Ser H005, Cl A2
   2.550%, 08/15/07                        13              13
Federal Home Loan Mortgage Corporation,
   Ser H001, Cl A4
   3.776%, 10/15/09                        16              16
Federal National Mortgage Association
   15 year TBA
   5.500%, 04/15/34                       500             521
Federal National Mortgage Association
   30 year TBA
   5.500%, 04/15/34                       500             502
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $1,628)        1,626
                                                 ------------
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES-- 13.1%
Bank of America Mortgage Securities CMO,
   Ser 2002, Cl 3B2
   6.000%, 03/25/17                       252             255
DLJ Commercial Mortgage CMO,
   Ser 2000-CF1, Cl A1B
   7.620%, 06/10/33                        50              60
GMAC Commercial Mortgage Securities,
   Ser 1991-C1, Cl A1
   5.830%, 05/15/33                        47              50
JP Morgan Commercial Mortgage Finance,
   Ser 1998-C6, Cl B
   6.735%, 01/15/30                        50              57
Keycorp, Ser 2000-C1, Cl A1
   7.617%, 06/15/09                        38              42
Lehman Brothers-UBS Commercial
   Mortgage Trust,
   Ser 2002-C7, Cl A2
   3.899%, 12/15/26                        25              26
Morgan Stanley Capital CMO,
   Ser 1998-HF2, Cl A1
   6.010%, 11/15/30                        37              39
Morgan Stanley Capital CMO,
   Ser 1998-XL1, Cl A1
   6.220%, 06/03/30                        21              22
Morgan Stanley Capital CMO,
   Ser 1999-FNV1, Cl D
   7.030%, 03/15/31                        67              77
Morgan Stanley Capital CMO,
   Ser 1997-XL1, Cl A1
   6.590%, 10/03/30                         8               8
Morgan Stanley Dean Witter Capital,
   Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                        70              78
Mortgage Capital Funding CMO,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                       100             114
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES-- CONTINUED
Nationslink Funding Corporation,
   Ser 1999-1, Cl 2
   6.316%, 11/20/08                    $   20    $         22
                                                 ------------
TOTAL COMMERICAL MORTGAGES (COST $830)                    850
                                                 ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 28.9%
AUTO & TRANSPORTATION -- 7.3%
Daimler Chrysler Auto Trust,
   Ser 2001-A, Cl A4
   5.400%, 03/06/06                        38              39
Ford Credit Auto Owner Trust ABS,
   Ser 2003-A, Cl A2A
   1.620%, 08/15/05                        57              57
Ford Credit Auto Owner Trust,
   Ser 2002-C, Cl A2A
   2.480%, 12/15/04                         2               2
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                        90              94
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A1
   1.560%, 05/15/07                        44              44
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                        75              76
Honda Auto Receivables Owner Trust ABS,
   Ser 2002-4, Cl A2
   1.660%, 06/15/05                        30              30
Honda Auto Receivables Owner Trust ABS,
   Ser 2003-1, Cl A2
   1.460%, 09/19/05                        52              52
MFN Auto Receivables Trust,
   Private Placement 144A, 2001-A, Cl A2
   5.070%, 06/15/07                        11              11
Mitsubishi Motors Credit of America,
   Ser 2001-2, Cl A4
   1.340%, 07/15/06                        71              71
                                                 ------------
                                                          476
--------------------------------------------------------------------------------
CREDIT CARD -- 7.4%
Chase USA Master Trust, Ser 2000-1, Cl A
   7.490%, 08/17/09                       155             157
Household Affinity Credit Card Master,
   Ser 2003-2, Cl A
   2.180%, 02/15/08                       100             101
Metris Master Trust ABS, Ser 2001-4A, Cl A
   1.440%, 08/20/08                        75              75
Metris Master Trust, Ser 2002-4, Cl A
   1.470%, 05/20/11                       150             150
                                                 ------------
                                                          483
--------------------------------------------------------------------------------
EQUIPMENT -- 4.0%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl B
   4.725%, 09/20/22                       150             158
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG INTERMEDIATE FIXED INCOME FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
EQUIPMENT-- CONTINUED
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl D
   6.455%, 09/20/22                    $   75   $          79
Textron Financial Corporation Receivables,
   Private Placement 144A,
   Ser 2000-B, Cl A3
   6.990%, 03/15/06                        22              22
                                                 ------------
                                                          259
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 8.0%
Aames Mortgage Trust,
   Ser 2000-1, Cl A4F
   7.760%, 01/25/29                        31              31
Centex Home Equity,
   Ser 2001-A, Cl A6
   6.250%, 04/25/31                        75              79
Chase Funding Mortgage Loan
   Association ABS,
   Ser 2003-1, Cl 1A1
   2.005%, 02/25/17                        25              25
Citifinancial Mortgage Securities,
   Ser 2003-2, Cl AF2
   2.126%, 05/25/33                        80              80
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl AF3
   3.613%, 04/25/30                        15              15
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl MF2
   5.959%, 11/25/33                       100             105
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                        38              38
Federal National Mortgage Association
   Whole Loan,
   Ser 2002-W2, Cl AF3
   5.127%, 02/25/30                        15              15
Residential Asset Securities,
   Ser 2000-KS1, Cl AI4
   8.040%, 10/25/28                        28              28
Residential Asset Securities,
   Ser 2002-KS4, Cl AI2
   4.040%, 01/25/22                        --              --
Residential Asset Securities,
   Ser 3002-KS3, Cl AI6
   5.960%, 09/25/31                        50              53
The Money Store Home Equity Trust,
   Ser 1997-D, Cl AF5
   6.555%, 12/15/38                        49              49
                                                 ------------
                                                          518
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 1.4%
California Infrastructure,
   Ser 1997-1, Cl A6
   6.380%, 09/25/08                        82              87
                                                 ------------
                                                           87
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.8%
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                  $     50    $         52
                                                 ------------
                                                           52
                                                 ------------
TOTAL ASSET-BACKED SECURITIES (COST $1,837)             1,875
                                                 ------------
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO)-- 9.0%
DLJ Commercial Mortgage,
   Private Placement 144A,
   Ser 2000-CKP1, Cl S
   1.070%, 10/10/10                     1,373*             74
DLJ Mortgage Acceptance Corporation,
   Ser 1997-CF1, Cl S
   0.960%, 05/15/30                       891*             17
Federal Home Loan Mortgage Corporation,
   Ser 2581, Cl HI
   5.000%, 02/15/17                     1,200*            139
Federal Home Loan Mortgage Corporation,
   Ser 2613, Cl IJ
   5.500%, 07/15/32                       700*            214
Federal Home Loan Mortgage Corporation,
   Ser 2630, Cl BI
   5.000%, 06/15/33                       296*             45
Federal National Mortgage Association,
   Ser 2003-42, Cl IE
   5.500%, 12/25/31                       165*             43
Federal National Mortgage Association,
   Ser 2003-92, Cl IG
   5.000%, 04/25/14                       900*             53
                                                 ------------
TOTAL INTEREST ONLY STRIPS (IO) (COST $668)               585
                                                 ------------
--------------------------------------------------------------------------------
CORPORATE BOND -- 24.4%
Allied Waste North America, Ser B
   7.875%, 01/01/09                        25              26
American Airlines
   3.857%, 07/09/10                        98              98
Arcel Finance,
   Private Placement 144A
   7.048%, 09/01/11                        50              53
Banco Bradesco,
   Private Placement 144A
   8.750%, 10/24/13                       100             103
Bear Sterns
   5.700%, 11/15/14                        50              54
Brasil Telecom,
   Private Placement 144A
   9.375%, 02/18/14                        50              52
British Sky Broadcasting
   8.200%, 07/15/09                        50              60
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                       100             109
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                       133             143
Ford Motor Credit
   7.000%, 10/01/13                        50              53
GE Global Insurance Holdings
   7.500%, 06/15/10                        50              59
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                             PBHG INTERMEDIATE FIXED INCOME FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CORPORATE BOND -- CONTINUED
General Electric Capital Corporation MTN
   5.450%, 01/15/13                  $     50   $          54
General Motors Acceptance Corporation (B)
   5.922%, 12/01/12                       100              59
Hutchison Whamp International,
   Private Placement 144A
   6.500%, 02/13/13                       100             106
International Lease Finance Corporation
   4.500%, 05/01/08                        50              52
Kingsway America,
   Private Placement 144A
   7.500%, 02/01/14                        50              51
Liberty Media Corporation
   5.700%, 05/15/13                        50              52
NBD Bank National Michigan
   8.250%, 11/01/24                        25              33
Northwest Airlines,
   Ser 1999-1A
   6.810%, 02/01/20                        43              40
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                        50              52
Ohio Powers,
   Private Placement 144A, Ser F
   5.500%, 02/15/13                        50              53
Pemex Project Master Trust
   8.625%, 02/01/22                        50              58
Pepco Holdings
   6.450%, 08/15/12                        50              56
Petrozuata Finance,
   Private Placement 144A
   7.630%, 04/01/09                        25              25
Sprint Capital Corporation
   8.375%, 03/15/12                        50              61
Zions Bancorp
   6.000%, 09/15/15                        20              22
                                                 ------------
TOTAL CORPORATE BOND (COST $1,513)                      1,584
                                                 ------------
--------------------------------------------------------------------------------
TREASURY NOTE -- 3.4%
U.S. Treasury Note
   3.250%, 01/15/09                       216             221
                                                 ------------
                                                          221
                                                 ------------
TOTAL TREASURY NOTE (COST $219)                           221
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 22.0%
Morgan Stanley
   0.80%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $1,432,512 (collateralized by
   U.S. Government Obligations: total
   market value $1,461,129)(A)          1,432           1,432
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,432)                1,432
                                                 ------------
TOTAL INVESTMENTS-- 125.8% (COST $8,127)                8,173
                                                 ------------
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (25.8)%
Receivable for Investment Securities Sold        $        120
Payable for Administration Fees                            (1)
Payable for Investment Advisory Fees                       (2)
Payable for Investment Securities Purchased            (1,747)
Payable for Capital Shares Purchased                      (99)
Other Assets and Liabilities, Net                          52
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (1,677)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                      6,346
Accumulated net realized gain on investments              104
Unrealized appreciation on investments                     46
                                                 ------------
TOTAL NET ASSETS-- 100.0%                              $6,496
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($6,376,756/619,353 SHARES)                         $10.30
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($53,164/5,163 SHARES)                              $10.30
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.30/95.25%)                                     $10.81
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($66,284/6,439 SHARES)                              $10.29
                                                 ------------

* Notional Amount
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to a value of $787,000 representing 12.0% of net assets.
(A)-- Tri-party repurchase agreement
(B) -- Zero Coupon Security, rate reflected is the effective yield at the time of purchase.
ABS -- Asset-Backed Security
Cl -- Class
CMO -- Collateralized Mortgage Obligation
MTN -- Medium-Term Note
Ser -- Series
STRIPS -- Separate Trading of Registered Interest and Principal Securities
TBA -- Securities traded under delayed delivery commitments settling after March
       31, 2004. Income on these securities will not be earned until settle date.
Amount designated as "--" rounds to less than $1,000.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 20.1%
Federal Home Loan Mortgage
   Corporation 30 year TBA
   5.500%, 04/15/34                 $   3,000    $      3,074
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H006, Cl A1
   1.724%, 04/15/08                     1,275           1,272
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H006, Cl A2
   2.837%, 02/15/10                    13,000          12,963
Federal National Mortgage Association
   15 year TBA
   6.500%, 04/20/19                    15,000          15,947
   6.000%, 04/20/19                    50,000          52,625
   5.500%, 04/20/19                    20,000          20,831
   5.000%, 04/20/19                    50,000          51,391
Federal National Mortgage Association
   30 year TBA
   7.500%, 04/15/34                    22,000          23,574
   7.000%, 04/15/34                    12,000          12,735
   6.500%, 04/15/34                    30,000          31,509
   5.500%, 04/15/34                    60,000          61,463
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $287,419)    287,384
                                                 ------------
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- 6.4%
Banc of America Commercial Mortgage,
   Ser 2000-1, Cl A1A
   7.109%, 11/15/31                     5,922           6,593
Bank of America Commercial Mortgage,
   Ser 2003-K, Cl 2A1
   4.251%, 12/25/33                    13,965          14,207
Deutsche Mortgage & Asset Receiving,
   Ser 1998-C1, Cl A1
   6.220%, 06/15/31                     1,617           1,645
DLJ Commercial Mortgage,
   Ser 1999-CG1, Cl S
   0.860%, 03/10/32                   112,289           4,202
Lehman Brothers Commercial
   Conduit Mortgage Trust,
   Ser 1999-C1, Cl A1
   6.410%, 06/15/31                     6,917           7,366
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3
   7.120%, 06/18/29                    14,917          16,354
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C2, Cl A2
   7.233%, 01/25/29                    15,005          16,429
Morgan Stanley Capital,
   Ser 1999-LIFE, Cl A1
   6.970%, 04/15/33                     2,962           3,276
Nationslink Funding Corporation,
   Ser 1999-2, Cl A2
   6.846%, 06/20/31                     1,134           1,139
Nationslink Funding Corporation,
   Ser 1999-2, Cl A3
   7.181%, 06/20/31                     5,000           5,451
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- CONTINUED
Wells Fargo CMO,
   Ser 2003-G, Cl A1
   4.100%, 06/25/33                   $16,000    $     15,763
                                                 ------------
TOTAL COMMERCIAL MORTGAGES (COST $90,699)              92,425
                                                 ------------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- 14.1%
Bank of America Mortgage Securities CMO,
   Ser 2003-5, Cl 3A1
   7.500%, 02/25/31                     4,699           4,848
Bank of America Mortgage Securities CMO,
   Ser 2003-B, Cl 2A7
   4.080%, 03/25/33                    23,685          24,064
Bank of America Mortgage Securities CMO,
   Ser 2003-H, Cl 1A1
   3.359%, 09/25/33                    24,597          24,835
Bank of America Mortgage Securities,
   Ser 2002-E, Cl A1
   7.000%, 06/20/31                     1,300           1,324
Bear Stearns CMO,
   Private Placement 144A,
   Ser 2003-2, Cl A5
   3.990%, 01/25/33                    10,000          10,189
Bear Stearns CMO,
   Ser 2003-2, Cl A3
   3.700%, 01/25/33                     2,385           2,383
Citicorp Mortgage Securities CMO,
   Ser 1998-10, Cl A9
   6.250%, 11/25/28                       552             551
Citicorp Mortgage Securities,
   Ser 2002-3, Cl 1A1
   6.250%, 03/25/32                     2,071           2,107
Countrywide Home Loans CMO,
   Ser 2003-42, Cl 2A3
   3.775%, 10/25/33                    10,000          10,238
Crusade Global Trust,
   Ser 2002-1, Cl A
   1.280%, 02/20/33                     2,308           2,309
Deutsche Mortgage Securities CMO,
   Ser 2002-1, Cl A5
   6.000%, 01/25/33                     7,669           8,109
First Horizon Asset Securities CMO,
   Ser 2003-7, Cl 2A1
   4.500%, 09/25/18                    13,721          14,145
Holmes Financing Plc,
   Ser 2, Cl 2A
   1.300%, 07/15/17                     5,000           5,002
Medallion Trust CMO,
   Ser 2003-1G, Cl A
   1.300%, 12/21/33                    10,582          10,582
Puma Finance Limited CMO,
   Ser G4, Cl A
   1.330%, 10/11/34                    23,860          23,892
Salomon Brothers Motgage Securities VII,
   Ser 2002-UST1, Cl A1
   6.500%, 09/25/16                       631             637
Washington Mutual CMO,
   Ser 2002-AR19, Cl A5
   4.320%, 02/25/33                    30,000          30,220
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- CONTINUED
Washington Mutual CMO,
   Ser 2003-AR10, Cl A1
   1.620%, 10/25/33                   $15,739    $     15,726
Washington Mutual CMO,
   Ser 2003-AR7, Cl A5
   3.066%, 08/25/33                    10,450          10,317
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES (COST $199,570)           201,478
                                                 ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 43.9%
AUTO & TRANSPORTATION -- 3.8%
Capital One Auto Finance Trust,
   Ser 2002-C, Cl A2
   1.870%, 11/15/05                     3,032           3,035
Carmax Auto Owner Trust ABS,
   Ser 2002-2, Cl A4
   3.340%, 02/15/08                     5,000           5,139
Hyundai Auto Receivables Trust ABS,
   Ser 2003-A, Cl A3
   2.330%, 11/15/07                     8,800           8,868
Navistar Financial Corp Owner Trust,
   Ser 2001-B, Cl A4
   4.370%, 11/17/08                     5,097           5,209
Navistar Financial Corp Owner Trust,
   Ser 2002-B, Cl A4
   3.520%, 10/15/09                    13,000          13,291
Provident Auto Lease ABS Trust,
   Private Placement 144A,
   Ser 1999-1, Cl A2
   7.025%, 01/14/12                     7,656           8,019
Provident Auto Lease ABS Trust,
   Private Placement 144A,
   Ser 1999-1, Cl A3
   7.260%, 01/14/12                     9,913          10,607
                                                 ------------
                                                       54,168
--------------------------------------------------------------------------------
CORPORATES/YANKEES-- 0.3%
Chilquinta Energy,
   Private Placement 144A
   6.470%, 04/01/08                     1,300           1,440
Pemex Finance,
   Private Placement 144A,
   Ser 1A1, Cl A2
   6.300%, 05/15/10                     2,750           2,996
                                                 ------------
                                                        4,436
--------------------------------------------------------------------------------
CREDIT CARD-- 10.9%
Arran Master Trust,
   Ser 2000-B, Cl A
   1.300%, 03/15/07                    19,000          19,034
Chase USA Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                    26,000          26,348
Credipia,
   Private Placement 144A,
   Ser 2001-1A, Cl A
   1.660%, 12/28/07                    20,000          19,960
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
CREDIT CARD-- CONTINUED
Metris Master Trust,
   Ser 2002-3A, Cl A
   1.390%, 05/20/09                  $ 30,000        $ 29,897
Metris Master Trust ABS,
   Ser 1999-1, Cl A
   1.440%, 10/22/07                     9,250           9,238
Providian Gateway Master Trust ABS,
   Ser 2002-B, Cl A
   1.794%, 06/15/09                    11,050          11,084
Providian Master Trust,
   Private Placement 144A,
   Ser 2001-B, Cl A
   1.390%, 04/15/09                    15,000          15,034
Sears Credit Account Master Trust,
   Ser 2002-4, Cl A
   1.220%, 08/18/09                    22,480          22,514
Sears Credit Account Master Trust ABS,
   Ser 1999-1, Cl A
   5.650%, 03/17/09                     3,000           3,063
                                                 ------------
                                                      156,172
--------------------------------------------------------------------------------
EQUIPMENT -- 3.9%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl A
   2.860%, 09/20/22                     8,783           9,034
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl B
   4.725%, 09/20/22                     4,350           4,577
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl D
   6.455%, 09/20/22                    20,000          21,086
Bank of America Lease ABS,
   Ser 2002-A, Cl A4
   3.610%, 11/20/12                    10,200          10,532
CNH Equipment Trust,
   Ser 2002-A, Cl A4
   1.390%, 08/15/08                    10,000          10,032
                                                 ------------
                                                       55,261
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 22.9%
Ameriquest Mortgage Securities,
   Ser 2002-1, Cl AF5
   6.670%, 05/25/32                    10,000          10,196
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A4I
   4.272%, 07/25/33                    10,000          10,184
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A5I
   5.369%, 07/25/33                    11,550          11,543
Ameriquest Mortgage Securities,
   Ser 2003-9, Cl Af2
   3.220%, 10/25/33                    10,000          10,171
Centex Home Equity,
   Ser 2003-B, Cl AF4
   3.235%, 02/25/32                    12,000          11,565
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Countrywide Asset Backed Certificate,
   Ser 2003-5, Cl AF5
   5.739%, 02/25/34                   $25,934     $    27,080
EQCC Trust,
   Ser 2002-1, Cl 2A
   1.390%, 11/25/31                    16,297          16,340
Federal National Mortgage Association
   Whole Loan,
   Ser 2002-W12, Cl AF4
   4.241%, 02/25/33                    19,000          19,574
Federal Home Loan Mortgage
   Corporation ABS,
   Ser T-49, Cl AF3
   3.410%, 12/25/32                     5,805           5,824
Federal Home Loan Mortgage
   Corporation ABS,
   Ser T-49, Cl AF4
   4.160%, 12/25/32                    10,000          10,261
Federal Home Loan Mortgage Corporation
   Structured Pass Through ABS,
   Ser 2002-5, Cl AF4
   5.184%, 11/25/32                    17,658          18,460
Federal Home Loan Mortgage Corporation
   Structured Pass Through ABS,
   Ser T-44, Cl A1
   1.190%, 10/25/32                    18,357          18,331
Federal National Mortgage Association,
   Ser 2002-W2, Cl AF5
   6.000%, 06/25/32                    25,000          26,721
First Alliance Mortgage Loan Trust ABS,
   Ser 1997-3, Cl A2
   1.300%, 09/20/27                       843             843
Household Home Equity Loan Trust,
   Ser 2002-1, Cl A
   1.460%, 12/22/31                     2,905           2,912
Merrill Lynch Mortgage ABS,
   Ser 2003-OPT1, Cl A3
   1.450%, 07/25/34                    12,209          12,248
Option One Woodbridge Loan ABS,
   Private Placement 144A,
   Ser 2003-2, Cl A
   1.570%, 08/25/33                     7,593           7,625
Provident Bank Home Equity Loan ABS,
   Ser 1998-4, Cl A5
   6.210%, 12/25/24                       400             400
Residential Asset Mortgage Products ABS,
   Ser 2003-RS2, Cl AI3
   3.237%, 01/25/29                    10,900          10,994
Residential Asset Mortgage Products ABS,
   Ser 2003-RS4, Cl AI3
   2.742%, 11/25/28                    11,000          11,019
Residential Asset Mortgage Products ABS,
   Ser 2003-RS6, Cl AIIB
   1.420%, 07/25/33                    12,961          12,991
Residential Asset Mortgage Products,
   Ser 2002-RS6, Cl AI5
   5.650%, 11/25/32                     7,630           7,979
Residential Asset Mortgage Products,
   Ser 2003-RZ3, Cl A3
   2.140%, 02/25/30                     6,200           6,053
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Residential Asset Securities,
   Ser 2000-KS1, Cl AI4
   8.040%, 10/25/28                 $   9,501    $      9,741
Residential Asset Securities,
   Ser 2002-KS2, Cl AI5
   6.779%, 04/25/32                     8,000           8,688
Residential Asset Securities,
   Ser 2002-KS8, Cl A5
   5.690%, 12/25/32                     5,000           5,194
Residential Asset Securities,
   Ser 2003-KS2, Cl AI3
   2.660%, 11/25/28                     8,000           8,058
Terwin Mortgage Trust ABS,
   Ser 2003-2HE, Cl A
   1.540%, 07/25/34                    16,338          16,433
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF9
   6.400%, 04/15/39                    10,000          10,159
                                                 ------------
                                                      327,587
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 0.3%
California Infrastructure SCE-1,
   Ser 1997-1, Cl A7
   6.420%, 12/26/09                     4,025           4,492
                                                 ------------
                                                        4,492
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.7%
Lehman ABS Manufactured
   Housing Contract,
   Ser 2002-A, Cl A
   1.540%, 08/15/16                     9,874           9,831
                                                 ------------
                                                        9,831
--------------------------------------------------------------------------------
TAX LIEN-- 0.3%
New York City Tax Lien,
   Private Placement 144A,
   Ser 2001-AA, Cl A
   5.590%, 09/10/14                       397             416
New York City Tax Lien,
   Private Placement 144A,
   Ser 2002-AA, Cl A
   4.230%, 10/10/15                     4,110           4,151
                                                 ------------
                                                        4,567
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.8%
CIT RV Trust ABS,
   Ser 1997-A, Cl A7
   6.400%, 08/15/13                     5,000           5,336
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                     2,500           2,602
Distribution Financial Services Trust,
   Ser 2001-1, Cl A5
   6.190%, 11/15/22                     3,000           3,280
                                                 ------------
                                                       11,218
                                                 ------------
TOTAL ASSET-BACKED SECURITIES (COST $619,226)         627,732
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
PRINCIPAL ONLY CERTIFICATES (PO)-- 0.0%
Bank of America Mortgage Securities,
   Ser 2001-H, Cl A2
   0.000%, 12/25/31              $      220      $        214
Bank of America Mortgage Securities,
   Ser 2002-A, Cl A5
   0.000%, 02/25/32                      387              374
                                                 ------------
TOTAL PRINCIPAL ONLY CERTIFICATES (PO) (COST $451)        588
                                                 ------------
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO)-- 3.2%
Asset Securitization Corporation,
   Ser 1997-D4, Cl PS1
   1.270%, 04/14/29                    76,362**         3,236
Banc of America Commercial Mortgage,
   Ser 2001-1, Cl X
   1.080%, 04/15/36                    14,445**           817
Bank of America-First Union National
   Bank Commercial Mortgage,
   Ser 2001-3, Cl XC
   0.750%, 04/11/37                    12,601**           689
DLJ Commercial Mortgage,
   Private Placement 144A,
   Ser 2000-CKP1, Cl S
   1.070%, 10/10/10                   126,888**         6,822
Federal Home Loan
   Mortgage Corporation,
   Ser 2581, Cl HI
   5.000%, 02/15/17                       300**            45
Federal Home Loan
   Mortgage Corporation,
   Ser 2613, Cl IJ
   5.500%, 07/15/32                     3,323**         1,015
Federal Home Loan
   Mortgage Corporation,
   Ser 2630, Cl BI
   5.000%, 06/15/33                     3,148**           485
Federal National
   Mortgage Association,
   Ser 2003-72, Cl DI
   4.500%, 08/25/18                       358**            48
First Union National Bank
   Commercial Mortgage,
   Private Placement 144A,
   Ser 2001-C3, Cl X1
   0.540%, 08/15/33                   262,456**         8,910
GMAC Commercial Mortgage Securities,
   Private Placement 144A,
   Ser 2002-C2, Cl X1
   0.360%, 10/15/38                   255,564**        11,083
GMAC Commercial
   Mortgage Securities,
   Ser 2002-C1, Cl X1
   0.520%, 11/15/39                    77,337**         2,654
JPMorgan Chase,
   Ser 2001-CIB2, Cl X1
   0.560%, 04/15/35                    48,549**         1,940
Lehman Brothers Commercial
   Conduit Mortgage,
   Ser 1999-C1, Cl X
   0.670%, 06/15/31                    62,386**         1,758
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO) -- CONTINUED
Lehman Brothers Commercial
   Conduit Mortgage,
   Ser 1999-C2, Cl X
   0.660%, 10/15/32                  $133,349**  $      3,896
Lehman Brothers-UBS
   Commercial Mortgage Trust,
   Ser 2002-C1, Cl XCL
   0.290%, 03/15/34                   130,442**         3,172
                                                 ------------
TOTAL INTEREST ONLY STRIPS (IO) (COST $43,518)         46,570
                                                 ------------
--------------------------------------------------------------------------------
CORPORATE BOND -- 15.7%
American Airlines
   3.857%, 07/09/10                    10,014          10,053
American Airlines,
   Ser 2002-1
   1.730%, 09/23/07                     8,782           8,792
America West Airlines,
   Private Placement 144A
   7.100%, 04/02/21                     8,703           9,593
America West Airlines,
   Ser 1999-1
   7.930%, 01/02/19                     2,408           2,727
Continental Airlines,
   Ser 2002-1, Cl G1
   1.570%, 08/15/11                    12,416          12,485
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                    14,200          15,532
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                    19,082          20,560
General Electric Capital Corporation MTN
   5.375%, 03/15/07                    25,000          27,118
Gilroy Energy Center LLC,
   Private Placement 144A
   4.000%, 08/15/11                    18,987          19,202
Mashantucket Western Pequot Tribe,
   Private Placement 144A
   6.570%, 09/01/13                    14,145          16,249
Northwest Airlines,
   Ser 2000-1, Cl G
   8.072%, 04/01/21                     6,741           7,517
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                    11,905          12,591
Oil International Limited,
   Private Placement 144A
   3.980%, 01/15/09                    24,036          24,536
Pemex Finance Limited MBIA
   7.330%, 05/15/12                    13,425          15,617
PF Export Receivables Master Trust,
   Private Placement 144A
   6.600%, 12/01/11                     7,000           7,845
TIAA Global Markets
   4.125%, 11/15/07                     4,200           4,421
TIAA Global Markets,
   Private Placement 144A
   2.750%, 01/13/06                    10,000          10,186
                                                 ------------
TOTAL CORPORATE BOND (COST $216,059)                  225,024
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND


STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2004

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS -- 1.0%
Federal Home Loan Mortgage
   Corporation MTN
   1.620%, 01/23/09                  $ 15,000    $     14,994
                                                 ------------
                                                       14,994
                                                 ------------
TOTAL U.S. GOVERNMENT BONDS (COST $15,000)             14,994
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 15.2%
Morgan Stanley
   1.02%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $72,204,190 (collateralized by
   U.S. Government Obligations: total
   market value $73,648,696)(A)(B)     72,202          72,202
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $59,076,221 (collateralized by
   U.S. Government Obligations: total
   market value $60,257,195)(A)(B)     59,074          59,074
UBS Warburg LLC
   1.06%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $86,394,182 (collateralized by
   U.S. Government Obligations: total
   market value $88,121,431)(A)        86,392          86,392
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $217,668)           217,668
                                                 ------------
TOTAL INVESTMENTS-- 119.6% (COST $1,689,610)        1,713,863
                                                 ------------
--------------------------------------------------------------------------------
WRAPPER AGREEMENTS -- (0.9)%
AIG Financial Products*+                               (1,181)
Bank of America*+                                      (4,688)
CDC Financial Products*+                               (4,758)
Security Life of Denver*+                                (253)
Royal Bank of Canada*+                                 (3,013)
                                                 ------------
TOTAL WRAPPER AGREEMENTS                              (13,893)
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (18.7)%
Payable for Administration Fees                          (180)
Payable for Distribution Fees                              (2)
Payable for Investment Advisory Fees                     (721)
Payable for Investment Securities Purchased          (273,329)
Payable for Wrapper Fees                                 (767)
Other Assets and Liabilities, Net                       7,443
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET              (267,556)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                  1,427,934
Undistributed net investment income                     9,703
Accumulated net realized loss on investments           (2,045)
Unrealized appreciation on investments                 24,253
Unrealized depreciation on wrapper agreements         (27,431)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $1,432,414
--------------------------------------------------------------------------------

Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,424,238,311/142,423,800 SHARES)                 $10.00
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($8,073,926/807,050 SHARES)                         $10.00
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,093/5,109 SHARES )                             $10.00
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.00/98.00%)                                     $10.20
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C++
   ($50,925/5,093 SHARES )                             $10.00
                                                 ------------

* The Wrapper Agreements are designed to maintain the book value of a portion of the Fund's covered assets up to a specified maximum dollar amount upon the occurrence of certain specific events ("termination events"). Upon the occurrence of a termination event, the wrap provider will pay to the Fund the difference between the market value and the book value of the wrap if the market value is less than the book value. If the market value is greater than the book value of the wrap then the Fund will pay the wrap provider the difference. See Note 2.
**  Notional Amount
+   Fair-valued security.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to a value of $229,560,000 representing 16.0% of net assets.
(A)-- Tri-party repurchase agreement
(B) -- Approximately $131,276,626 of the total Repurchase Agreements value is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note 2.
ABS -- Asset-Backed Security
Cl  -- Class
CMO -- Collateralized Mortgage Obligation
LLC -- Limited Liability Company
MBIA -- Municipal Bond Insurance Association
MTN -- Medium-Term Note
Plc -- Public Limited Company
Ser -- Series
STRIPS -- Separate Trading of Registered Interest and Principal Securities
TBA -- Securities traded under delayed delivery commitments settling after March 31, 2004. Income on these securities will not be earned until settle date.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND


                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2004

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.7%
Southtrust Bank NA
   1.040%, 06/15/04                    $1,000    $      1,000
Svenska Handels NY
   1.230%, 10/12/04                     1,600           1,600
Westdeutsche Lumdesbank
   1.320%, 01/27/05                     1,000           1,000
                                                 ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $3,600)             3,600
                                                 ------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER-- 59.3%
Archer-Daniels - Midland(B)
   1.146%, 04/06/04                     2,000           2,000
Cafco LLC(B)
   1.032%, 04/06/04                     1,000           1,000
CBA Finance(B)
   1.033%, 04/08/04                     1,500           1,500
Clipper Receivables(B)
   1.032%, 04/05/04                     1,000           1,000
Coca-Cola Enterprises(B)
   1.012%, 05/05/04                     1,200           1,199
CRC Funding LLC(B)
   1.042%, 04/01/04                     1,000           1,000
Danske
   1.050%, 04/16/04                     1,500           1,499
Diageo Capital Plc(B)
   1.027%, 04/26/04                     1,500           1,499
Dow Jones(B)
   1.022%, 06/17/04                     1,200           1,197
Edison Asset Securitization(B)
   1.022%, 05/03/04                     1,000             999
Fleet Funding(B)
   1.042%, 05/03/04                     1,000             999
Fortune Brands(B)
   1.033%, 06/10/04                     1,000             998
General Electric Capital(B)
   1.032%, 04/15/04                     1,800           1,799
International Lease Finance(B)
   1.022%, 05/14/04                     1,300           1,298
Metlife Funding(B)
   1.042%, 04/21/04                     1,200           1,199
Nationwide Building Society(B)
   1.037%, 05/17/04                     1,200           1,198
Nestle Capital(B)
   1.002%, 06/03/04                     1,000             998
New York Life Capital(B)
   1.021%, 04/06/04                     1,200           1,200
Old Line Funding(B)
   1.031%, 04/15/04                     1,200           1,200
Park Avenue Receivable(B)
   1.021%, 04/15/04                     1,000           1,000
Preferred Recievables Funding(B)
   1.021%, 05/03/04                     1,000             999
Toyota Motor Credit(B)
   1.033%, 06/16/04                     1,300           1,297
Westpac Capital(B)
   1.157%, 05/05/04                     1,600           1,598
Windmill Funding(B)
   1.032%, 05/19/04                     1,000             999
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER-- CONTINUED
Yale University(B)
   1.033%, 05/13/04                    $1,300    $      1,299
Yorktown Capital(B)
   1.032%, 04/12/04                     1,000           1,000
                                                 ------------
TOTAL COMMERCIAL PAPER (COST $31,974)                  31,974
                                                 ------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 26.6%
Federal Home Loan Bank
   3.750%, 04/15/04                     1,000           1,001
   1.500%, 03/01/05                       700             700
   1.262%, 08/20/04 (B)                 1,500           1,493
   1.219%, 07/01/04 (B)                 2,300           2,293
   1.200%, 09/17/04 (B)                 1,000             994
Federal Home Loan Mortgage Corporation
   5.000%, 05/15/04                     1,000           1,005
   0.960%, 06/17/04 (B)                   500             499
   0.949%, 08/16/04 (B)                 3,500           3,484
Federal National Mortgage Association
   3.625%, 04/15/04                     1,550           1,551
   1.375%, 02/14/05                       800             800
   1.209%, 06/25/04 (B)                   500             499
                                                 ------------
                                                       14,319
                                                 ------------
TOTAL U.S. GOVERNMENT BONDS (COST $14,319)             14,319
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
Goldman Tri-Party
   1.08%, dated 03/31/04, to be
   repurchased on 04/01/04, repurchase
   price $4,100,123 (collateralized by
   U.S. Government Obligations: total
   market value $4,182,000)(A)          4,100           4,100
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $4,100)                4,100
                                                 ------------
TOTAL INVESTMENTS-- 100.2% (COST $53,993)              53,993
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2)%
Payable for Administration Fees                            (7)
Payable for Investment Advisory Fees                      (14)
Other Assets and Liabilities, Net                         (67)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (88)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                     53,914
Accumulated net realized loss on investments               (9)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                         $    53,905
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($53,904,996/53,909,837 SHARES)                      $1.00
                                                 ------------

(A)-- Tri-party repurchase agreement
(B) -- Discount Note, rate reflected is the effective yield at the time of purchase.
LLC -- Limited Liability Company
Plc -- Public Limited Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended March 31, 2004


                                                     ----------------    ----------------    ----------------    ----------------

                                                           PBHG                                    PBHG                PBHG
                                                         EMERGING              PBHG                LARGE             LARGE CAP
                                                          GROWTH              GROWTH              CAP 20              GROWTH
                                                           FUND                FUND                FUND                FUND
                                                     ----------------    ----------------    ----------------    ----------------
                                                          4/1/03              4/1/03              4/1/03              4/1/03
                                                            to                  to                  to                  to
                                                          3/31/04             3/31/04             3/31/04             3/31/04
                                                     ----------------    ----------------    ----------------    ----------------

INVESTMENT INCOME:
     Dividends                                           $    278             $  1,816             $   408            $   926
     Interest                                                  91                  987                  97                 55
     Less: Foreign Taxes Withheld                              --                   (5)                (10)                (6)
                                                         --------             --------             -------            -------
       Total Investment Income                                369                2,798                 495                975
                                                         --------             --------             -------            -------
EXPENSES:
     Investment Advisory Fees                               3,162               11,039               1,949              1,456
     Administrative Fees                                      558                1,948                 344                291
     Distribution Fees
         Advisor Class                                         --                  100                  --                  1
         Class A                                               --                   --                  --                 --
         Class C                                               --                   --                  --                 --
     Transfer Agent Fees                                    1,115                3,757                 779                611
     Printing Fees                                            159                  594                 129                107
     Registration and Filing Fees                              74                   71                  37                 40
     Professional Fees                                         97                  323                  65                 54
     Website Fees                                              35                  118                  20                 17
     Custodian Fees                                            20                   55                  10                 10
     Directors' Fees                                           12                   43                   7                  6
     Line of Credit Fees                                        8                   41                   7                  8
     Miscellaneous Fees                                        11                   13                   9                  8
                                                         --------             --------             -------            -------
         TOTAL EXPENSES                                     5,251               18,102               3,356              2,609
                                                         --------             --------             -------            -------
     Waiver of Investment Advisory Fees                        --                  --                   --                 --
     Expense Reduction 1                                       (1)                  (8)                 (3)                (1)
     Expenses Borne by Adviser 2                              (42)                (135)                (25)               (21)
                                                         --------             --------             -------            -------
         Net Expenses                                       5,208               17,959               3,328              2,587
                                                         --------             --------             -------            -------
     NET INVESTMENT INCOME (LOSS)                          (4,839)             (15,161)             (2,833)            (1,612)
                                                         --------             --------             -------            -------
     Net Realized Gain from Security Transactions          95,375              223,102              31,915             14,813
     Net Realized Gain on Futures                              --                   --                  --                 --
     Net Change in Unrealized Appreciation
       on Investments                                      56,591              149,548              35,508             38,637
     Net Change in Unrealized Appreciation
       on Futures                                              --                   --                  --                 --
                                                         --------             --------             -------            -------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                     151,966              372,650              67,423             53,450
                                                         --------             --------             -------            -------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                   $147,127             $357,489             $64,590            $51,838
                                                         ========             ========             =======            =======


                                                     ----------------   ----------------   ----------------   ----------------
                                                                              PBHG
                                                            PBHG            STRATEGIC            PBHG
                                                           SELECT             SMALL          DISCIPLINED            PBHG
                                                           GROWTH            COMPANY           EQUITY              FOCUSED
                                                            FUND              FUND              FUND                FUND
                                                     ----------------   ----------------   ----------------   ----------------
                                                           4/1/03            4/1/03            4/1/03              4/1/03
                                                             to                to                to                  to
                                                           3/31/04           3/31/04           3/31/04             3/31/04
                                                     ----------------   ----------------   ----------------   ----------------

INVESTMENT INCOME:
     Dividends                                            $   117           $   255            $ 1,179             $  362
     Interest                                                  95                32                 16                  8
     Less: Foreign Taxes Withheld                              (7)               --                 --                 (4)
                                                          -------           -------            -------             ------
       Total Investment Income                                205               287              1,195                366
                                                          -------           -------            -------             ------
EXPENSES:
     Investment Advisory Fees                               2,164               805                458                230
     Administrative Fees                                      382               121                 98                 41
     Distribution Fees
         Advisor Class                                         --                 3                 --                 --
         Class A                                               --                --                 --                 --
         Class C                                               --                --                 --                 --
     Transfer Agent Fees                                    1,008               218                159                 90
     Printing Fees                                            165                34                 26                 12
     Registration and Filing Fees                              32                43                 32                 26
     Professional Fees                                         70                22                 18                  8
     Website Fees                                              23                 7                  6                  2
     Custodian Fees                                            14                26                 11                  6
     Directors' Fees                                            8                 3                  2                  1
     Line of Credit Fees                                        6                 4                  4                  1
     Miscellaneous Fees                                        10                 6                  4                  2
                                                          -------           -------            -------             ------
         TOTAL EXPENSES                                     3,882             1,292                818                419
                                                          -------           -------            -------             ------
     Waiver of Investment Advisory Fees                        --               (77)                --                (10)
     Expense Reduction 1                                       (4)               --                 --                 --
     Expenses Borne by Adviser 2                              (27)               (9)                (7)                (3)
                                                          -------           -------            -------             ------
         Net Expenses                                       3,851             1,206                811                406
                                                          -------           -------            -------             ------
     NET INVESTMENT INCOME (LOSS)                          (3,646)             (919)               384                (40)
                                                          -------           -------            -------             ------
     Net Realized Gain from Security Transactions          54,225            15,694              8,861              6,158
     Net Realized Gain on Futures                              --                --                902                 --
     Net Change in Unrealized Appreciation
       on Investments                                      21,198            19,064              8,345              3,273
     Net Change in Unrealized Appreciation
       on Futures                                              --                --                121                 --
                                                          -------           -------            -------             ------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                      75,423            34,758             18,229              9,431
                                                          -------           -------            -------             ------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                    $71,777           $33,839            $18,613             $9,391
                                                          =======           =======            =======             ======




                                                         ----------------


                                                               PBHG
                                                             LARGE CAP
                                                               FUND
                                                         ----------------
                                                              4/1/03
                                                                to
                                                              3/31/04
                                                         ----------------
INVESTMENT INCOME:
     Dividends                                                $ 7,233
     Interest                                                      57
     Less: Foreign Taxes Withheld                                 (39)
                                                              -------
       Total Investment Income                                  7,251
                                                              -------
EXPENSES:
     Investment Advisory Fees                                   1,859
     Administrative Fees                                          429
     Distribution Fees
         Advisor Class                                              2
         Class A                                                   --
         Class C                                                   --
     Transfer Agent Fees                                          803
     Printing Fees                                                153
     Registration and Filing Fees                                  52
     Professional Fees                                             79
     Website Fees                                                  26
     Custodian Fees                                                15
     Directors' Fees                                                9
     Line of Credit Fees                                            7
     Miscellaneous Fees                                            12
                                                              -------
         TOTAL EXPENSES                                         3,446
                                                              -------
     Waiver of Investment Advisory Fees                            --
     Expense Reduction 1                                           --
     Expenses Borne by Adviser 2                                  (28)
                                                              -------
         Net Expenses                                           3,418
                                                              -------
     NET INVESTMENT INCOME (LOSS)                               3,833
                                                              -------
     Net Realized Gain from Security Transactions              47,775
     Net Realized Gain on Futures                                  --
     Net Change in Unrealized Appreciation
       on Investments                                          19,146
     Net Change in Unrealized Appreciation
       on Futures                                                  --
                                                              -------
     NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS                                          66,921
                                                              -------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                        $70,754
                                                              =======


1.  All expense reductions are for transfer agent expenses.
    See Note 2 on page 111.

2.  See Note 12 on page 125.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    94 & 95

PBHG FUNDS
STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended March 31, 2004 (unless otherwise indicated)

                                                ----------------   ----------------   ----------------   ----------------
                                                                                            PBHG               PBHG
                                                      PBHG               PBHG              CLIPPER           SMALL CAP
                                                     MID-CAP           SMALL CAP            FOCUS              VALUE
                                                      FUND               FUND               FUND               FUND
                                                ----------------   ----------------   ----------------   ----------------
                                                     4/1/03             4/1/03             4/1/03            7/25/03*
                                                       to                 to                 to                 to
                                                     3/31/04            3/31/04            3/31/04            3/31/04
                                                ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
     Dividends                                      $  3,616            $   725            $ 17,314            $  154
     Interest                                            143                 41                 452                 6
     Crediting Rate Interest                              --                 --                  --                --
     Less: Foreign Taxes Withheld                        (22)                (1)                 --                (1)
                                                    --------            -------            --------            ------
       Total Investment Income                         3,737                765              17,766               159
                                                    --------            -------            --------            ------
EXPENSES:
     Investment Advisory Fees                          3,569              1,162               9,707               146
     Administrative Fees                                 630                174               1,456                22
     Distribution Fees
         Advisor Class                                    10                 --                  --                --
         Class A                                          --                 --                   1                --
         Class C                                          --                 --                   2               --
     Shareholder Servicing Fees-- Class C                 --                 --                   6                 1
     Transfer Agent Fees                               1,124                319               2,304                22
     Printing Fees                                       197                 49                 388                 9
     Professional Fees                                   118                 29                 287                12
     Registration and Filing Fees                         51                 38                 108                31
     Website Fees                                         38                 10                  87                 1
     Line of Credit Fees                                  18                  3                  48                 1
     Custodian Fees                                       17                 13                  29                 4
     Directors' Fees                                      12                  4                  34                 1
     Wrapper Fees 1                                       --                 --                  --                --
     Organizational Fees                                  --                 --                  --                 4
     Miscellaneous Fees                                   14                  6                  30                 2
                                                    --------            -------            --------            ------
         TOTAL EXPENSES                                5,798              1,807              14,487               256
                                                    --------            -------            --------            ------
     Waiver of Investment Advisory Fees                   --                (56)                 --               (33)
     Reimbursement of Other Expenses
      --by Adviser                                        --                 --                  --                --
     Expense Reduction 2                                  (1)                --                  (2)               --
     Expenses Borne by Adviser 3                         (51)               (12)               (123)               (3)
                                                    --------            -------            --------            ------
         Net Expenses                                  5,746              1,739              14,362               220
                                                    --------            -------            --------            ------
     NET INVESTMENT INCOME (LOSS)                     (2,009)              (974)              3,404               (61)
                                                    --------            -------            --------            ------
     Net Realized Gain from
       Security Transactions                          73,216             28,727               2,571               979
     Net Realized Gain on Foreign
       Currency Transactions                              --                 --                  --                --
     Net Change in Unrealized Appreciation
       on Investments                                 77,142             21,362             236,458             4,668
     Net Change in Unrealized Depreciation
       on Wrapper Agreements 1                            --                 --                  --                --
                                                    --------            -------            --------            ------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS AND
       WRAPPER AGREEMENTS                            150,358             50,089             239,029             5,647
                                                    --------            -------            --------            ------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                              $148,349            $49,115            $242,433            $5,586
                                                    ========            =======            ========            ======

                                               ----------------   ----------------   ------------------  ----------------
                                                                        PBHG                 PBHG               PBHG
                                                     PBHG           TECHNOLOGY &         INTERMEDIATE        IRA CAPITAL
                                                     REIT          COMMUNICATIONS        FIXED INCOME       PRESERVATION
                                                     FUND               FUND                 FUND               FUND
                                               ----------------   ----------------   ------------------  ----------------
                                                    4/1/03             4/1/03              7/31/03*            4/1/03
                                                      to                 to                   to                 to
                                                    3/31/04            3/31/04              3/31/04            3/31/04
                                               ----------------   ----------------   ------------------  ----------------
INVESTMENT INCOME:
     Dividends                                     $ 4,654             $    793               $ --             $    --
     Interest                                           21                  111                161              42,695
     Crediting Rate Interest                            --                   --                 --               9,776
     Less: Foreign Taxes Withheld                      (13)                 (35)                --                  --
                                                   -------             --------               ----             -------
       Total Investment Income                       4,662                  869                161              52,471
                                                   -------             --------               ----             -------
EXPENSES:
     Investment Advisory Fees                          949                2,928                 15               8,162
     Administrative Fees                               167                  517                  6               2,041
     Distribution Fees
         Advisor Class                                  41                   30                 --                  13
         Class A                                        --                   --                 --                  --
         Class C                                        --                   --                 --                  --
     Shareholder Servicing Fees-- Class C               --                   --                 --                  --
     Transfer Agent Fees                               206                1,774                 11               3,234
     Printing Fees                                      40                  276                  2                 517
     Professional Fees                                  32                  102                  4                 422
     Registration and Filing Fees                       39                   43                 32                 102
     Website Fees                                       10                   31                 --                 124
     Line of Credit Fees                                 6                   14                 --                  64
     Custodian Fees                                      6                   19                  5                  44
     Directors' Fees                                     4                   11                 --                  48
     Wrapper Fees 1                                     --                   --                 --               2,820
     Organizational Fees                                --                   --                  8                  --
     Miscellaneous Fees                                  5                   13                  9                  60
                                                   -------             --------               ----             -------
         TOTAL EXPENSES                              1,505                5,758                 92              17,651
                                                   -------             --------               ----             -------
     Waiver of Investment Advisory Fees                 --                   --                (15)             (3,883)
     Reimbursement of Other Expenses
      --by Adviser                                      --                   --                (43)                 --
     Expense Reduction 2                                (1)                  (2)                --                  (1)
     Expenses Borne by Adviser 3                       (14)                 (39)                (1)               (153)
                                                   -------             --------               ----             -------
         Net Expenses                                1,490                5,717                 33              13,614
                                                   -------             --------               ----             -------
     NET INVESTMENT INCOME (LOSS)                    3,172               (4,848)               128              38,857
                                                   -------             --------               ----             -------
     Net Realized Gain from
       Security Transactions                        10,518               69,822                153               5,082
     Net Realized Gain on Foreign
       Currency Transactions                            --                    1                 --                  --
     Net Change in Unrealized Appreciation
       on Investments                               32,792               59,949                 46              12,662
     Net Change in Unrealized Depreciation
       on Wrapper Agreements 1                          --                   --                 --             (12,340)
                                                   -------             --------               ----             -------
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS AND
       WRAPPER AGREEMENTS                           43,310              129,772                199               5,404
                                                   -------             --------               ----             -------
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                             $46,482             $124,924               $327             $44,261
                                                   =======             ========               ====             =======


                                                 ----------------
                                                       PBHG
                                                       CASH
                                                     RESERVES
                                                       FUND
                                                 ----------------
                                                      4/1/03
                                                        to
                                                      3/31/04
                                                 ----------------
INVESTMENT INCOME:
     Dividends                                          $ --
     Interest                                            873
     Crediting Rate Interest                              --
     Less: Foreign Taxes Withheld                         --
                                                        ----
       Total Investment Income                           873
                                                        ----
EXPENSES:
     Investment Advisory Fees                            219
     Administrative Fees                                 110
     Distribution Fees
         Advisor Class                                    --
         Class A                                          --
         Class C                                          --
     Shareholder Servicing Fees-- Class C                 --
     Transfer Agent Fees                                 202
     Printing Fees                                        32
     Professional Fees                                    24
     Registration and Filing Fees                         18
     Website Fees                                          7
     Line of Credit Fees                                  --
     Custodian Fees                                       13
     Directors' Fees                                       4
     Wrapper Fees 1                                       --
     Organizational Fees                                  --
     Miscellaneous Fees                                   16
                                                        ----
         TOTAL EXPENSES                                  645
                                                        ----
     Waiver of Investment Advisory Fees                   --
     Reimbursement of Other Expenses
      --by Adviser                                        --
     Expense Reduction 2                                  --
     Expenses Borne by Adviser 3                          (7)
                                                        ----
         Net Expenses                                    638
                                                        ----
     NET INVESTMENT INCOME (LOSS)                        235
                                                        ----
     Net Realized Gain from
       Security Transactions                              --
     Net Realized Gain on Foreign
       Currency Transactions                              --
     Net Change in Unrealized Appreciation
       on Investments                                     --
     Net Change in Unrealized Depreciation
       on Wrapper Agreements 1                            --
                                                        ----
     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS AND
       WRAPPER AGREEMENTS                                 --
                                                        ----
     INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                  $235
                                                        ====


* Commencement of Operations

1. See Note 2 on page 111.

2. All expense reductions are for transfer agent expenses. See Note 2 on page 111.

3. See Note 12 on page 125.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    96 & 97

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                                      --------------------------------          --------------------------------
                                                                   PBHG                                       PBHG
                                                           EMERGING GROWTH FUND                            GROWTH FUND
                                                      --------------------------------          --------------------------------
                                                        4/1/03             4/1/02                  4/1/03              4/1/02
                                                          to                 to                      to                  to
                                                        3/31/04            3/31/03                 3/31/04             3/31/03
                                                   ----------------    ----------------        ----------------   ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                 $ (4,839)          $  (3,640)             $  (15,161)         $  (16,183)
   Net Realized Gain (Loss) from
     Security Transactions                               95,375            (118,286)                223,102            (313,333)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                       56,591             (52,903)                149,548            (162,625)
                                                       --------           ---------              ----------          ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                          147,127            (174,829)                357,489            (492,141)
                                                       --------           ---------              ----------          ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                        266,453             181,247                 137,104             169,813
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                           75,491                  --                      --                  --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                               --                  --                  38,293                  --
   Shares Redeemed                                     (412,348)           (213,119)               (654,331)           (497,224)
                                                       --------           ---------              ----------          ----------
   Total PBHG Class Transactions                        (70,404)            (31,872)               (478,934)           (327,411)
                                                       --------           ---------              ----------          ----------
   Advisor Class
   Shares Issued                                             --                  --                   3,163               6,295
   Shares Redeemed                                           --                  --                  (6,763)             (9,918)
                                                       --------           ---------              ----------          ----------
   Total Advisor Class Transactions                          --                  --                  (3,600)             (3,623)
                                                       --------           ---------              ----------          ----------
   Class A 2
   Shares Issued                                             50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Total Class A Transactions                                50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Class C 2
   Shares Issued                                             50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Total Class C Transactions                                50                  --                      50                  --
                                                       --------           ---------              ----------          ----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                    (70,304)            (31,872)               (482,434)           (331,034)
                                                       --------           ---------              ----------          ----------
   Total Increase (Decrease) in Net Assets               76,823            (206,701)               (124,945)           (823,175)
                                                       --------           ---------              ----------          ----------
NET ASSETS:
   Beginning of Year                                    201,460             408,161               1,152,506           1,975,681
                                                       --------           ---------              ----------          ----------
   End of Year                                         $278,283           $ 201,460              $1,027,561          $1,152,506
                                                       ========           =========              ==========          ==========


                                                   --------------------------------          --------------------------------
                                                                PBHG                                       PBHG
                                                          LARGE CAP 20 FUND                        LARGE CAP GROWTH FUND
                                                   --------------------------------          --------------------------------
                                                     4/1/03              4/1/02                  4/1/03             4/1/02
                                                       to                  to                      to                 to
                                                     3/31/04             3/31/03                 3/31/04            3/31/03
                                                ----------------    ----------------        ----------------   ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                              $ (2,833)           $  (1,775)             $ (1,612)            $ (1,311)
   Net Realized Gain (Loss) from
     Security Transactions                            31,915              (72,426)               14,813              (52,612)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                    35,508               (4,436)               38,637               (4,750)
                                                    --------            ---------              --------             --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                        64,590              (78,637)               51,838              (58,673)
                                                    --------            ---------              --------             --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                      13,727               21,059                37,854               42,584
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                            --                   --                    --                   --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                            --                   --                    --                   --
   Shares Redeemed                                   (70,416)             (66,359)              (77,821)             (69,293)
                                                    --------            ---------              --------             --------
   Total PBHG Class Transactions                     (56,689)             (45,300)              (39,967)             (26,709)
                                                    --------            ---------              --------             --------
   Advisor Class
   Shares Issued                                          79                  165                    96                  523
   Shares Redeemed                                       (66)                (148)                 (174)                (125)
                                                    --------            ---------              --------             --------
   Total Advisor Class Transactions                       13                   17                   (78)                 398
                                                    --------            ---------              --------             --------
   Class A 2
   Shares Issued                                          50                   --                    70                   --
                                                    --------            ---------              --------             --------
   Total Class A Transactions                             50                   --                    70                   --
                                                    --------            ---------              --------             --------
   Class C 2
   Shares Issued                                          50                   --                    50                   --
                                                    --------            ---------              --------             --------
   Total Class C Transactions                             50                   --                    50                   --
                                                    --------            ---------              --------             --------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                 (56,576)             (45,283)              (39,925)             (26,311)
                                                    --------            ---------              --------             --------
   Total Increase (Decrease) in Net Assets             8,014             (123,920)               11,913              (84,984)
                                                    --------            ---------              --------             --------
NET ASSETS:
   Beginning of Year                                 209,255              333,175               173,469              258,453
                                                    --------            ---------              --------             --------
   End of Year                                      $217,269            $ 209,255              $185,382             $173,469
                                                    ========            =========              ========             ========


                                                --------------------------------             --------------------------------
                                                              PBHG                                   PBHG STRATEGIC
                                                       SELECT GROWTH FUND                          SMALL COMPANY FUND
                                                --------------------------------             --------------------------------
                                                   4/1/03              4/1/02                 4/1/03                  4/1/02
                                                     to                  to                     to                      to
                                                   3/31/04             3/31/03                3/31/04                 3/31/03
                                               ---------------    ----------------       ----------------        ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                             $ (3,646)          $  (2,864)              $   (919)              $   (737)
   Net Realized Gain (Loss) from
     Security Transactions                           54,225            (104,559)                15,694                (19,226)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                   21,198             (11,265)                19,064                (11,742)
                                                   --------           ---------               --------               --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                       71,777            (118,688)                33,839                (31,705)
                                                   --------           ---------               --------               --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                     13,821              23,389                 41,648                 38,297
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                           --                  --                     --                     --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                           --                  --                     --                     --
   Shares Redeemed                                  (79,683)            (92,708)               (63,030)               (35,121)
                                                   --------           ---------               --------               --------
   Total PBHG Class Transactions                    (65,862)            (69,319)               (21,382)                 3,176
                                                   --------           ---------               --------               --------
   Advisor Class
   Shares Issued                                         --                  --                  1,293                    535
   Shares Redeemed                                       --                  --                   (364)                    (2)
                                                   --------           ---------               --------               --------
   Total Advisor Class Transactions                      --                  --                    929                    533
                                                   --------           ---------               --------               --------
   Class A 2
   Shares Issued                                         50                  --                     57                     --
                                                   --------           ---------               --------               --------
   Total Class A Transactions                            50                  --                     57                     --
                                                   --------           ---------               --------               --------
   Class C 2
   Shares Issued                                         50                  --                     50                     --
                                                   --------           ---------               --------               --------
   Total Class C Transactions                            50                  --                     50                     --
                                                   --------           ---------               --------               --------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                (65,762)            (69,319)               (20,346)                 3,709
                                                   --------           ---------               --------               --------
   Total Increase (Decrease) in Net Assets            6,015            (188,007)                13,493                (27,996)
                                                   --------           ---------               --------               --------
NET ASSETS:
   Beginning of Year                                225,127             413,134                 58,247                 86,243
                                                   --------           ---------               --------               --------
   End of Year                                     $231,142           $ 225,127               $ 71,740               $ 58,247
                                                   ========           =========               ========               ========


1. See Note 10 on page 124.

2. Class A and C shares commenced operations on September 30, 2003 for PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Large Cap Growth and PBHG Strategic Small Company Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                    98 & 99

PBHG FUNDS

--------------------------------------------------------------------------------

                                                     --------------------------------     --------------------------------
                                                                  PBHG                                   PBHG
                                                          DISCIPLINED EQUITY FUND                    FOCUSED FUND
                                                     --------------------------------     --------------------------------
                                                         4/1/03           4/1/02                4/1/03           4/1/02
                                                           to               to                    to               to
                                                         3/31/04          3/31/03               3/31/04          3/31/03
                                                      ------------     ------------          ------------     ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                         $    384         $    418              $    (40)        $    (65)
   Net Realized Gain (Loss) from Security
     Transactions and Futures                              9,763          (20,768)                6,158           (6,905)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Futures             8,466           (6,014)                3,273           (2,445)
                                                        --------         --------              --------         --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                            18,613          (26,364)                9,391           (9,415)
                                                        --------         --------              --------         --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                             (317)            (524)                   --               --
     Advisor Class                                            --               --                    --               --
     Class A                                                  --               --                    --               --
     Class C                                                  --               --                    --               --
   Net Realized Gains from Security Transactions
     PBHG Class                                               --               --                    --               --
     Class A                                                  --               --                    --               --
     Class C                                                  --               --                    --               --
                                                        --------         --------              --------         --------
   Total Distributions                                      (317)            (524)                   --               --
                                                        --------         --------              --------         --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                          15,395           16,901                 5,003           11,611
   Shares Issued upon Reinvestment of Distributions          305              513                    --               --
   Shares Redeemed                                       (22,296)         (38,158)              (11,097)         (13,578)
                                                        --------         --------              --------         --------
   Total PBHG Class Transactions                          (6,596)         (20,744)               (6,094)          (1,967)
                                                        --------         --------              --------         --------
   Advisor Class 2
   Shares Issued                                              --               --                    --               --
   Shares Issued upon Reinvestment of Distributions           --               --                    --               --
   Shares Redeemed                                            --               --                    --               --
                                                        --------         --------              --------         --------
   Total Advisor Class Transactions                           --               --                    --               --
                                                        --------         --------              --------         --------
   Class A 1
   Shares Issued                                              74               --                    50               --
   Shares Issued upon Reinvestment of Distributions           --               --                    --               --
   Shares Redeemed                                            --               --                    --               --
                                                        --------         --------              --------         --------
   Total Class A Transactions                                 74               --                    50               --
                                                        --------         --------              --------         --------
   Class C 1
   Shares Issued                                              71               --                    50               --
   Shares Issued upon Reinvestment of Distributions           --               --                    --               --
   Shares Redeemed                                            --               --                    --               --
                                                        --------         --------              --------         --------
   Total Class C Transactions                                 71               --                    50               --
                                                        --------         --------              --------         --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           (6,451)         (20,744)               (5,994)          (1,967)
                                                        --------         --------              --------         --------
   Total Increase (Decrease) in Net Assets                11,845          (47,632)                3,397          (11,382)
                                                        --------         --------              --------         --------
NET ASSETS:
   Beginning of Year                                      53,983          101,615                23,293           34,675
                                                        --------         --------              --------         --------
   End of Year                                          $ 65,828         $ 53,983              $ 26,690         $ 23,293
                                                        ========         ========              ========         ========

                                                         --------------------------------         --------------------------------
                                                                       PBHG                                   PBHG
                                                                  LARGE CAP FUND                          MID-CAP FUND
                                                         --------------------------------         --------------------------------
                                                            4/1/03             4/1/02              4/1/03               4/1/02
                                                              to                 to                  to                   to
                                                            3/31/04            3/31/03             3/31/04              3/31/03
                                                         ------------       ------------        ------------         ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                             $   3,833          $   4,326           $  (2,009)         $  (1,144)
   Net Realized Gain (Loss) from Security
     Transactions and Futures                                  47,775           (114,068)             73,216            (43,925)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Futures                 19,146            (22,847)             77,142            (52,527)
                                                            ---------          ---------           ---------          ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                 70,754           (132,589)            148,349            (97,596)
                                                            ---------          ---------           ---------          ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                (3,474)            (4,658)                 --                 --
     Advisor Class                                                 (8)                (2)                 --                 --
     Class A                                                       (1)                --                  --                 --
     Class C                                                       (1)                --                  --                 --
   Net Realized Gains from Security Transactions
     PBHG Class                                                    --                 --                  --                 --
     Class A                                                       --                 --                  --                 --
     Class C                                                       --                 --                  --                 --
                                                            ---------          ---------           ---------          ---------
   Total Distributions                                         (3,484)            (4,660)                 --                 --
                                                            ---------          ---------           ---------          ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                               37,413            129,629             208,588            109,969
   Shares Issued upon Reinvestment of Distributions             3,192              4,195                  --                 --
   Shares Redeemed                                           (177,011)          (236,876)           (191,070)          (189,452)
                                                            ---------          ---------           ---------          ---------
   Total PBHG Class Transactions                             (136,406)          (103,052)             17,518            (79,483)
                                                            ---------          ---------           ---------          ---------
   Advisor Class 2
   Shares Issued                                                  742                596               4,681              1,830
   Shares Issued upon Reinvestment of Distributions                 8                  2                  --                 --
   Shares Redeemed                                               (615)              (288)             (1,157)              (201)
                                                            ---------          ---------           ---------          ---------
   Total Advisor Class Transactions                               135                310               3,524              1,629
                                                            ---------          ---------           ---------          ---------
   Class A 1
   Shares Issued                                                   50                 --                 173                 --
   Shares Issued upon Reinvestment of Distributions                 1                 --                  --                 --
   Shares Redeemed                                                 --                 --                  --                 --
                                                            ---------          ---------           ---------          ---------
   Total Class A Transactions                                      51                 --                 173                 --
                                                            ---------          ---------           ---------          ---------
   Class C 1
   Shares Issued                                                   50                 --                  78                 --
   Shares Issued upon Reinvestment of Distributions                 1                 --                  --                 --
   Shares Redeemed                                                 --                 --                  --                 --
                                                            ---------          ---------           ---------          ---------
   Total Class C Transactions                                      51                 --                  78                 --
                                                            ---------          ---------           ---------          ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                              (136,169)          (102,742)             21,293            (77,854)
                                                            ---------          ---------           ---------          ---------
   Total Increase (Decrease) in Net Assets                    (68,899)          (239,991)            169,642           (175,450)
                                                            ---------          ---------           ---------          ---------
NET ASSETS:
   Beginning of Year                                          284,440            524,431             289,664            465,114
                                                            ---------          ---------           ---------          ---------
   End of Year                                              $ 215,541          $ 284,440           $ 459,306          $ 289,664
                                                            =========          =========           =========          =========

                                                       --------------------------------        --------------------------------
                                                                     PBHG                                    PBHG
                                                                SMALL CAP FUND                        CLIPPER FOCUS FUND
                                                       --------------------------------        --------------------------------
                                                           4/1/03              4/1/02             4/1/03               4/1/02
                                                             to                  to                 to                   to
                                                           3/31/04             3/31/03            3/31/04              3/31/03
                                                        ------------        ------------       ------------         ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                            $   (974)          $  (1,375)         $    3,404             $  6,347
   Net Realized Gain (Loss) from Security
     Transactions and Futures                                28,727             (49,707)              2,571                1,483
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Futures               21,362             (37,607)            236,458             (213,052)
                                                           --------           ---------          ----------             --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                               49,115             (88,689)            242,433             (205,222)
                                                           --------           ---------          ----------             --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                  --                  --              (4,107)              (6,548)
     Advisor Class                                               --                  --                  (1)                  --
     Class A                                                     --                  --                  (2)                  --
     Class C                                                     --                  --                  (3)                  --
   Net Realized Gains from Security Transactions
     PBHG Class                                                  --                  --              (1,160)             (10,728)
     Class A                                                     --                  --                  (1)                  --
     Class C                                                     --                  --                  (1)                  --
                                                           --------           ---------          ----------             --------
   Total Distributions                                           --                  --              (5,275)             (17,276)
                                                           --------           ---------          ----------             --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                             24,564              35,918             580,556              784,572
   Shares Issued upon Reinvestment of Distributions              --                  --               4,953               16,574
   Shares Redeemed                                          (73,595)           (137,863)           (342,001)            (552,875)
                                                           --------           ---------          ----------             --------
   Total PBHG Class Transactions                            (49,031)           (101,945)            243,508              248,271
                                                           --------           ---------          ----------             --------
   Advisor Class 2
   Shares Issued                                              1,300                  38                 704                   --
   Shares Issued upon Reinvestment of Distributions              --                  --                   1                   --
   Shares Redeemed                                           (1,432)               (113)                (14)                  --
                                                           --------           ---------          ----------             --------
   Total Advisor Class Transactions                            (132)                (75)                691                   --
                                                           --------           ---------          ----------             --------
   Class A 1
   Shares Issued                                                 50                  --               2,687                   --
   Shares Issued upon Reinvestment of Distributions              --                  --                   3                   --
   Shares Redeemed                                               --                  --                (101)                  --
                                                           --------           ---------          ----------             --------
   Total Class A Transactions                                    50                  --               2,589                   --
                                                           --------           ---------          ----------             --------
   Class C 1
   Shares Issued                                                 50                  --               3,166                   --
   Shares Issued upon Reinvestment of Distributions              --                  --                   4                   --
   Shares Redeemed                                               --                  --                 (58)                  --
                                                           --------           ---------          ----------             --------
   Total Class C Transactions                                    50                  --               3,112                   --
                                                           --------           ---------          ----------             --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                             (49,063)           (102,020)            249,900              248,271
                                                           --------           ---------          ----------             --------
   Total Increase (Decrease) in Net Assets                       52            (190,709)            487,058               25,773
                                                           --------           ---------          ----------             --------
NET ASSETS:
   Beginning of Year                                        102,662             293,371             647,508              621,735
                                                           --------           ---------          ----------             --------
   End of Year                                             $102,714           $ 102,662          $1,134,566             $647,508
                                                           ========           =========          ==========             ========


1. Class A and C shares commenced operations on September 30, 2003 for PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Disciplined Equity, PBHG Mid-Cap, and PBHG Clipper Focus Funds.

2. The PBHG Clipper Focus Fund Advisor Class shares commenced operations on June 30, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   100 & 101

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
--------------------------------------------------------------------------------

                                                     --------------------------------      --------------------------------
                                                                  PBHG                                   PBHG
                                                          SMALL CAP VALUE FUND                         REIT FUND
                                                     --------------------------------      --------------------------------
                                                                7/25/03*                      4/1/03              4/1/02
                                                                    to                          to                  to
                                                                 3/31/04                      3/31/04             3/31/03
                                                            ----------------             ----------------     ----------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                              $        (61)                 $     3,172         $      3,154
   Net Realized Gain (Loss) from
     Security Transactions                                            979                       10,518                  333
   Net Realized Gain (Loss) on
     Foreign Currency Transactions                                     --                           --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Foreign Currency Transactions,
     and Wrapper Agreements                                         4,668                       32,792              (10,863)
                                                             ------------                  -----------         ------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                      5,586                       46,482               (7,376)
                                                             ------------                  -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                        --                       (3,470)              (2,874)
     Advisor Class                                                     --                         (515)                (581)
     Class A                                                           --                           (1)                  --
     Class C                                                           --                           (1)                  --
   Return of Capital
     PBHG Class                                                        --                         (436)                (220)
     Advisor Class                                                     --                          (77)                 (44)
   Net Realized Gains from Security Transactions
     PBHG Class                                                      (196)                      (1,267)              (5,398)
     Advisor Class                                                     --                         (198)              (1,157)
     Class A                                                           (1)                          (1)                  --
     Class C                                                           (1)                          (1)                  --
                                                             ------------                  -----------         ------------
   Total Distributions                                               (198)                      (5,967)             (10,274)
                                                             ------------                  -----------         ------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                    6,543                       54,751               60,229
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                               17,357                           --                   --
   Shares Issued in Connection with the
     Reorganization of the PBHG Global Technology &
     Communications Fund 2                                             --                           --                   --
   Shares Issued upon Reinvestment of  Distributions                  195                        3,199                4,517
   Redemption Fees                                                     --                           --                   --
   Shares Redeemed                                                 (3,871)                     (28,527)             (56,763)
                                                             ------------                  -----------         ------------
   Total PBHG Class Transactions                                   20,224                       29,423                7,983
                                                             ------------                  -----------         ------------
   Advisor Class
   Shares Issued                                                      166                        1,996                1,033
   Shares Issued upon Reinvestment of  Distributions                    1                          631                1,410
   Redemption Fees                                                     --                           --                   --
   Shares Redeemed                                                     --                       (5,515)              (4,576)
                                                             ------------                  -----------         ------------
   Total Advisor Class Transactions                                   167                       (2,888)              (2,133)
                                                             ------------                  -----------         ------------
   Class A 3
   Shares Issued                                                      124                           50                   --
   Shares Issued upon Reinvestment of  Distributions                    1                            2                   --
                                                             ------------                  -----------         ------------
   Total Class A Transactions                                         125                           52                   --
                                                             ------------                  -----------         ------------
   Class C 3
   Shares Issued                                                       --                          140                   --
   Shares Issued upon Reinvestment of Distributions                    --                            2                   --
                                                             ------------                  -----------         ------------
   Total Class C Transactions                                          --                          142                   --
                                                             ------------                  -----------         ------------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                    20,516                       26,729                5,850
                                                             ------------                  -----------         ------------
   Total Increase (Decrease) in Net Assets                         25,904                       67,244              (11,800)
                                                             ------------                  -----------         ------------
NET ASSETS:
   Beginning of Period                                                 --                       84,617               96,417
                                                             ------------                  -----------         ------------
   End of Period                                             $     25,904                  $   151,861         $     84,617
                                                             ============                  ===========         ============


                                                         --------------------------------      -------------------------------
                                                                 PBHG TECHNOLOGY &                    PBHG INTERMEDIATE
                                                                 COMMUNICATIONS FUND                  FIXED INCOME FUND
                                                         --------------------------------      -------------------------------
                                                           4/1/03                 4/1/02                 7/31/03*
                                                             to                     to                      to
                                                           3/31/04                3/31/03                 3/31/04
                                                      ----------------       ----------------         ----------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                           $   (4,848)            $  (4,627)             $     128
   Net Realized Gain (Loss) from
     Security Transactions                                    69,822              (354,056)                   153
   Net Realized Gain (Loss) on
     Foreign Currency Transactions                                 1                    (1)                    --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Foreign Currency Transactions,
     and Wrapper Agreements                                   59,949                71,099                     46
                                                          ----------             ---------              ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                               124,924              (287,585)                   327
                                                          ----------             ---------              ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                                   --                    --                   (127)
     Advisor Class                                                --                    --                     --
     Class A                                                      --                    --                     (1)
     Class C                                                      --                    --                     (1)
   Return of Capital
     PBHG Class                                                   --                    --                     --
     Advisor Class                                                --                    --                     --
   Net Realized Gains from Security Transactions
     PBHG Class                                                   --                    --                    (47)
     Advisor Class                                                --                    --                     --
     Class A                                                      --                    --                     --
     Class C                                                      --                    --                     (1)
                                                          ----------             ---------              ---------
   Total Distributions                                            --                    --                   (177)
                                                          ----------             ---------              ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                              76,983                84,089                  6,985
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                              --                    --                     --
   Shares Issued in Connection with the
     Reorganization of the PBHG Global Technology &
     Communications Fund 2                                        --                15,955                     --
   Shares Issued upon Reinvestment of  Distributions              --                    --                    173
   Redemption Fees                                                --                    --                     --
   Shares Redeemed                                          (146,228)             (137,089)                  (928)
                                                          ----------             ---------              ---------
   Total PBHG Class Transactions                             (69,245)              (37,045)                 6,230
                                                          ----------             ---------              ---------
   Advisor Class
   Shares Issued                                               5,548                 4,020                     --
   Shares Issued upon Reinvestment of  Distributions              --                    --                     --
   Redemption Fees                                                --                    --                     --
   Shares Redeemed                                            (2,331)               (1,240)                    --
                                                          ----------             ---------              ---------
   Total Advisor Class Transactions                            3,217                 2,780                     --
                                                          ----------             ---------              ---------
   Class A 3
   Shares Issued                                                  50                    --                     50
   Shares Issued upon Reinvestment of  Distributions              --                    --                      1
                                                          ----------             ---------              ---------
   Total Class A Transactions                                     50                    --                     51
                                                          ----------             ---------              ---------
   Class C 3
   Shares Issued                                                  50                    --                     63
   Shares Issued upon Reinvestment of Distributions               --                    --                      2
                                                          ----------             ---------              ---------
   Total Class C Transactions                                     50                    --                     65
                                                          ----------             ---------              ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                              (65,928)              (34,265)                 6,346
                                                          ----------             ---------              ---------
   Total Increase (Decrease) in Net Assets                    58,996              (321,850)                 6,496
                                                          ----------             ---------              ---------
NET ASSETS:
   Beginning of Period                                       269,529               591,379                     --
                                                          ----------             ---------              ---------
   End of Period                                          $  328,525             $ 269,529              $   6,496
                                                          ==========             =========              =========


                                                       --------------------------------           --------------------------------
                                                               PBHG IRA CAPITAL                                PBHG
                                                              PRESERVATION FUND                         CASH RESERVES FUND
                                                       --------------------------------           --------------------------------
                                                        4/1/03                4/1/02                4/1/03               4/1/02
                                                          to                    to                    to                   to
                                                        3/31/04               3/31/03               3/31/04              3/31/03
                                                     -------------       ----------------     ----------------      ----------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $   38,857            $   32,395           $      235           $      981
   Net Realized Gain (Loss) from
     Security Transactions                                  5,082                 7,963                   --                   --
   Net Realized Gain (Loss) on
     Foreign Currency Transactions                             --                    --                   --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Foreign Currency Transactions,
     and Wrapper Agreements                                   322                (2,809)                  --                   --
                                                       ----------            ----------           ----------           ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                             44,261                37,549                  235                  981
                                                       ----------            ----------           ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     PBHG Class                                           (38,939)              (37,725)                (235)                (983)
     Advisor Class                                           (138)                  (17)                  --                   --
     Class A                                                   (1)                   --                   --                   --
     Class C                                                   (1)                   --                   --                   --
   Return of Capital
     PBHG Class                                            (5,997)                   --                   --                   --
     Advisor Class                                            (22)                   --                   --                   --
   Net Realized Gains from Security Transactions
     PBHG Class                                                --                    --                   --                   --
     Advisor Class                                             --                    --                   --                   --
     Class A                                                   --                    --                   --                   --
     Class C                                                   --                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Total Distributions                                    (45,098)              (37,742)                (235)                (983)
                                                       ----------            ----------           ----------           ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                          552,901               699,429               62,725              115,411
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                           --                    --                   --                   --
   Shares Issued in Connection with the
     Reorganization of the PBHG Global Technology &
     Communications Fund 2                                     --                    --                   --                   --
   Shares Issued upon Reinvestment of  Distributions       43,733                37,394                  214                  942
   Redemption Fees                                            790                   243                   --                   --
   Shares Redeemed                                       (365,326)              (61,906)            (103,493)            (129,405)
                                                       ----------            ----------           ----------           ----------
   Total PBHG Class Transactions                          232,098               675,160              (40,554)             (13,052)
                                                       ----------            ----------           ----------           ----------
   Advisor Class
   Shares Issued                                            6,539                 2,245                   --                   --
   Shares Issued upon Reinvestment of  Distributions          151                    17                   --                   --
   Redemption Fees                                              6                    --                   --                   --
   Shares Redeemed                                           (748)                 (130)                  --                   --
                                                       ----------            ----------           ----------           ----------
   Total Advisor Class Transactions                         5,948                 2,132                   --                   --
                                                       ----------            ----------           ----------           ----------
   Class A 3
   Shares Issued                                               50                    --                   --                   --
   Shares Issued upon Reinvestment of  Distributions            1                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Total Class A Transactions                                  51                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Class C 3
   Shares Issued                                               50                    --                   --                   --
   Shares Issued upon Reinvestment of Distributions             1                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Total Class C Transactions                                  51                    --                   --                   --
                                                       ----------            ----------           ----------           ----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           238,148               677,292              (40,554)             (13,052)
                                                       ----------            ----------           ----------           ----------
   Total Increase (Decrease) in Net Assets                237,311               677,099              (40,554)             (13,054)
                                                       ----------            ----------           ----------           ----------
NET ASSETS:
   Beginning of Period                                  1,195,103               518,004               94,459              107,513
                                                       ----------            ----------           ----------           ----------
   End of Period                                       $1,432,414            $1,195,103           $   53,905           $   94,459
                                                       ==========            ==========           ==========           ==========

* Commencement of Operations

1.  See Note 1 on page 111.

2.  See Note 10 on page 124.

3. Class A and C shares commenced operations on September 30, 2003 for PBHG REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Small Cap Value, PBHG Intermediate Fixed, and PBHG IRA Capital Preservation Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   102 & 103

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                         Net                         Realized and
                        Asset                         Unrealized                            Distributions          Distributions
                        Value            Net           Gains or              Total            from Net                 from
                      Beginning      Investment        (Losses)              from            Investment               Capital
                      of Period         Loss         on Securities        Operations           Income                  Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   $7.94       $(0.16) 1         $ 4.88               $  4.72             --                       --
  2003                   14.23        (0.14)            (6.15)                (6.29)            --                       --
  2002                   15.96        (0.17) 1          (1.56)                (1.73)            --                       --
  2001                   40.00        (0.10) 1         (21.81)               (21.91)            --                   $(2.13)
  2000                   20.61        (0.21) 1          20.76                 20.55             --                    (1.16)

  CLASS A
  2004 ++               $12.03       $(0.10) 1         $ 0.70               $  0.60             --                       --

  CLASS C
  2004 ++               $12.03       $(0.15) 1         $ 0.71               $  0.56             --                       --

----------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $13.90       $(0.20) 1         $ 4.64               $  4.44             --                       --
  2003                   18.94        (0.17) 1          (4.87)                (5.04)            --                       --
  2002                   21.74        (0.20) 1          (2.60)                (2.80)            --                       --
  2001                   58.73        (0.20) 1         (30.53)               (30.73)            --                   $(6.26)
  2000                   24.51        (0.33) 1          36.14                 35.81             --                    (1.59)

  ADVISOR CLASS
  2004                  $13.66       $(0.24) 1         $ 4.56               $  4.32             --                       --
  2003                   18.66        (0.21) 1          (4.79)                (5.00)            --                       --
  2002                   21.46        (0.26) 1          (2.54)                (2.80)            --                       --
  2001                   58.19        (0.30) 1         (30.17)               (30.47)            --                   $(6.26)
  2000                   24.35        (0.42) 1          35.85                 35.43             --                    (1.59)

  CLASS A
  2004 ++               $16.68       $(0.13) 1         $ 1.77               $  1.64             --                       --

  CLASS C
  2004 ++               $16.68       $(0.20) 1         $ 1.77               $  1.57             --                       --

----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $11.35       $(0.17) 1         $ 3.94               $  3.77             --                       --
  2003                   15.15        (0.09) 1          (3.71)                (3.80)            --                       --
  2002                   17.81        (0.11) 1          (2.55)                (2.66)            --                       --
  2001                   44.34        (0.12) 1         (22.04)               (22.16)            --                   $(4.37)
  2000                   24.10        (0.25) 1          26.26                 26.01             --                    (5.77)

  ADVISOR CLASS
  2004                  $11.30       $(0.21) 1         $ 3.92               $  3.71             --                       --
  2003                   15.10        (0.12) 1          (3.68)                (3.80)            --                       --
  2002                   17.80        (0.16) 1          (2.54)                (2.70)            --                       --
  2001 2                 25.20        (0.02) 1          (7.38)                (7.40)            --                       --

  CLASS A
  2004 ++               $13.31       $(0.12) 1         $ 1.91               $  1.79             --                       --

  CLASS C
  2004 ++               $13.31       $(0.17) 1         $ 1.91               $  1.74             --                       --



                                            Net                             Net                                Ratio of Net
                                           Asset                          Assets             Ratio             Investment
                                           Value                            End           of Expenses             Loss
                          Total             End           Total          of Period        to Average           to Average
                      Distributions      of Period       Return            (000)          Net Assets           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $12.66         59.45%          $  278,178         1.40%                (1.30)%
  2003                      --              7.94        (44.20)%            201,460         1.55%                (1.44)%
  2002                      --             14.23        (10.84)%            408,161         1.39%                (1.06)%
  2001                  $(2.13)            15.96        (56.95)%            538,294         1.26%                (0.33)%
  2000                   (1.16)            40.00        101.33%           1,336,938         1.24%                (0.76)%

  CLASS A
  2004 ++                   --            $12.63          4.99%+         $       53         1.62%*               (1.57)%*

  CLASS C
  2004 ++                   --            $12.59          4.66%+         $       52         2.37%*               (2.32)%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $18.34         31.94%          $  986,917         1.38%                (1.16)%
  2003                      --             13.90        (26.61)%          1,118,887         1.42%                (1.12)%
  2002                      --             18.94        (12.88)%          1,925,422         1.33%                (0.95)%
  2001                  $(6.26)            21.74        (56.57)%          2,883,036         1.25%                (0.46)%
  2000                   (1.59)            58.73        148.57%           6,465,234         1.23%                (0.90)%

  ADVISOR CLASS
  2004                      --            $17.98         31.63%          $   40,534         1.63%                (1.42)%
  2003                      --             13.66        (26.80)%             33,619         1.67%                (1.37)%
  2002                      --             18.66        (13.05)%             50,259         1.58%                (1.20)%
  2001                  $(6.26)            21.46        (56.65)%             69,469         1.50%                (0.71)%
  2000                   (1.59)            58.19        147.98%             143,937         1.48%                (1.15)%

  CLASS A
  2004 ++                   --            $18.32          9.83%+         $      55          1.61%*               (1.42)%*

  CLASS C
  2004 ++                   --            $18.25          9.41%+         $      55          2.36%*               (2.17)%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $15.12         33.22%          $  217,059         1.46%                (1.24)%
  2003                      --             11.35        (25.08)%            209,192         1.48%                (0.74)%
  2002                      --             15.15        (14.94)%            333,115         1.36%                (0.66)%
  2001                  $(4.37)            17.81        (53.84)%            501,921         1.23%                (0.34)%
  2000                   (5.77)            44.34        117.88%           1,083,460         1.23%                (0.82)%

  ADVISOR CLASS
  2004                      --            $15.01         32.83%          $       96         1.71%                (1.50)%
  2003                      --             11.30        (25.17)%                 63         1.73%                (1.00)%
  2002                      --             15.10        (15.17)%                 60         1.61%                (0.91)%
  2001 2                    --             17.80        (29.37)%+                71         1.54%*               (0.40)%*

  CLASS A
  2004 ++                   --            $15.10         13.45%+         $       57         1.70%*               (1.56)%*

  CLASS C
  2004 ++                   --            $15.05         13.07%+         $       57         2.45%*               (2.31)%*


                              Ratio               Ratio of Net
                           of Expenses           Investment Loss
                           to Average              to Average
                           Net Assets              Net Assets
                           (Excluding              (Excluding
                            Waivers,                Waivers,
                            Expenses                Expenses
                            Borne by                Borne by
                             Adviser               Adviser and       Portfolio
                           and Expense               Expense         Turnover
                          Reduction)^^^           Reduction)^^^        Rate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.41%                  (1.31)%            96.38%
  2003                        1.55%                  (1.44)%           218.32%
  2002                        1.39%                  (1.07)%           150.95%
  2001                        1.26%                  (0.33)%            89.91%
  2000                        1.24%                  (0.76)%           141.81%

  CLASS A
  2004 ++                     1.63%*                 (1.58)%*           96.38%+

  CLASS C
  2004 ++                     2.38%*                 (2.33)%*           96.38%+

--------------------------------------------------------------------------------
PBHG GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.39%                  (1.17)%           163.61%
  2003                        1.42%                  (1.12)%           167.87%
  2002                        1.33%                  (0.96)%           170.67%
  2001                        1.25%                  (0.46)%           104.48%
  2000                        1.23%                  (0.90)%           107.73%

  ADVISOR CLASS
  2004                        1.64%                  (1.43)%           163.61%
  2003                        1.67%                  (1.37)%           167.87%
  2002                        1.58%                  (1.22)%           170.67%
  2001                        1.50%                  (0.71)%           104.48%
  2000                        1.48%                  (1.15)%           107.73%

  CLASS A
  2004 ++                     1.62%*                 (1.43)%*          163.61%+

  CLASS C
  2004 ++                     2.37%*                 (2.18)%*          163.61%+

--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.47%                  (1.25)%            73.65%
  2003                        1.48%                  (0.74)%           156.30%
  2002                        1.36%                  (0.67)%           152.53%
  2001                        1.23%                  (0.34)%           142.46%
  2000                        1.23%                  (0.82)%           147.35%

  ADVISOR CLASS
  2004                        1.72%                  (1.51)%            73.65%
  2003                        1.73%                  (1.00)%           156.30%
  2002                        1.61%                  (0.92)%           152.53%
  2001 2                      1.54%*                 (0.40)%*          142.46%+

  CLASS A
  2004 ++                     1.71%*                 (1.57)%*           73.65%+

  CLASS C
  2004 ++                     2.46%*                 (2.32)%*           73.65%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                               Realized and
                     Asset                               Unrealized                            Distributions       Distributions
                     Value                Net             Gains or              Total            from Net              from
                   Beginning          Investment          (Losses)              from            Investment            Capital
                   of Period             Loss           on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.10            $(0.15) 1          $ 4.85             $  4.70                --                   --
  2003                 19.67             (0.11) 1           (4.46)              (4.57)               --                   --
  2002                 22.90             (0.14) 1           (3.09)              (3.23)               --                   --
  2001                 38.37             (0.05) 1          (13.48)             (13.53)               --               $(1.94)
  2000                 24.57             (0.23) 1           21.32               21.09                --                (7.29)

  ADVISOR CLASS
  2004                $15.02            $(0.19) 1          $ 4.81             $  4.62                --                   --
  2003                 19.62             (0.15) 1           (4.45)              (4.60)               --                   --
  2002                 22.89             (0.19) 1           (3.08)              (3.27)               --                   --
  2001 2               29.10             (0.03) 1           (6.18)              (6.21)               --                   --

  CLASS A
  2004 +++            $17.45            $(0.14) 1          $ 2.46             $  2.32                --                   --

  CLASS C
  2004 +++            $17.45            $(0.23) 1          $ 2.45             $  2.22                --                   --

----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.71            $(0.28) 1          $ 5.48             $  5.20                --                   --
  2003                 22.74             (0.19)             (6.84)              (7.03)               --                   --
  2002                 26.58             (0.25) 1           (3.59)              (3.84)               --                   --
  2001                 77.81             (0.24) 1          (48.55)             (48.79)               --               $(2.44)
  2000                 25.93             (0.34) 1           58.71               58.37                --                (6.49)

  CLASS A
  2004 ++             $19.43            $(0.18) 1          $ 1.63             $  1.45                --                   --

  CLASS C
  2004 ++             $19.43            $(0.26) 1          $ 1.63             $  1.37                --                   --

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $  8.72           $(0.14) 1          $ 5.10             $  4.96                --                   --
  2003                  13.37            (0.11) 1           (4.54)              (4.65)               --                   --
  2002                  12.08            (0.13) 1            1.42                1.29                --                   --
  2001                  19.34            (0.11) 1           (4.55)              (4.66)               --               $(2.60)
  2000                  10.54            (0.13) 1           10.18               10.05                --                (1.25)

  ADVISOR CLASS
  2004                $ 8.71            $(0.18) 1          $ 5.10             $  4.92                --                   --
  2003 3                9.29             (0.07)             (0.51)              (0.58)               --                   --

  CLASS A
  2004 +++            $11.72            $(0.13) 1          $ 2.07             $  1.94                --                   --

  CLASS C
  2004 +++            $11.72            $(0.19) 1          $ 2.06             $  1.87                --                   --



                                             Net                                     Net                            Ratio of Net
                                            Asset                                  Assets              Ratio         Investment
                                            Value                                    End            of Expenses         Loss
                        Total                End               Total              of Period         to Average       to Average
                    Distributions         of Period           Return                (000)           Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $19.80              31.13%          $  184,688              1.34%            (0.83)%
  2003                      --               15.10             (23.23)%            172,972              1.33%            (0.67)%
  2002                      --               19.67             (14.10)%            258,297              1.26%            (0.62)%
  2001                  $(1.94)              22.90             (36.55)%            327,689              1.18%            (0.14)%
  2000                   (7.29)              38.37              98.60%             256,965              1.17%            (0.79)%

  ADVISOR CLASS
  2004                      --              $19.64              30.76%          $      561              1.59%            (1.09)%
  2003                      --               15.02             (23.45)%                497              1.58%            (0.93)%
  2002                      --               19.62             (14.29)%                156              1.51%            (0.87)%
  2001 2                    --               22.89             (21.34)%+                79              1.43%*           (0.42)%*

  CLASS A
  2004 +++                  --              $19.77              13.30%+         $       77              1.58%*           (1.09)%*

  CLASS C
  2004 +++                  --              $19.67              12.72%+         $       56              2.33%*           (1.83)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $20.91              33.10%          $  231,034              1.52%            (1.44)%
  2003                      --               15.71             (30.91)%            225,127              1.55%            (1.02)%
  2002                      --               22.74             (14.45)%            413,134              1.38%            (0.94)%
  2001                  $(2.44)              26.58             (64.23)%            662,551              1.26%            (0.43)%
  2000                   (6.49)              77.81             240.82%           1,691,298              1.18%            (0.68)%

  CLASS A
  2004 ++                   --              $20.88               7.46%+         $       54              1.76%*           (1.68)%*

  CLASS C
  2004 ++                   --              $20.80               7.05%+         $       54              2.51%*           (2.43)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $13.68              56.88%          $   69,838              1.50%            (1.14)%
  2003                      --                8.72             (34.78)%             57,738              1.50%            (1.09)%
  2002                      --               13.37              10.68%              86,243              1.50%            (0.96)%
  2001                  $(2.60)              12.08             (27.04)%             76,331              1.50%            (0.63)%
  2000                   (1.25)              19.34              99.74%              75,225              1.50%            (0.93)%

  ADVISOR CLASS
  2004                      --              $13.63              56.49%          $    1,779              1.75%            (1.41)%
  2003 3                    --                8.71              (8.99)%+               509              1.75%*           (1.28)%*

  CLASS A
  2004 +++                  --              $13.66              16.55%+         $       65              1.75%*           (1.43)%*

  CLASS C
  2004 +++                  --              $13.59              15.96%+         $       58              2.50%*           (2.18)%*


                         Ratio           Ratio of Net
                      of Expenses       Investment Loss
                      to Average          to Average
                      Net Assets          Net Assets
                      (Excluding          (Excluding
                       Waivers,            Waivers,
                       Expenses            Expenses
                         Borne             Borne by
                      by Adviser          Adviser and         Portfolio
                      and Expense           Expense           Turnover
                     Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.35%               (0.84)%             63.17%
  2003                   1.33%               (0.67)%            124.58%
  2002                   1.26%               (0.63)%            148.93%
  2001                   1.18%               (0.14)%            146.18%
  2000                   1.17%               (0.79)%            184.36%

  ADVISOR CLASS
  2004                   1.60%               (1.10)%             63.17%
  2003                   1.58%               (0.93)%            124.58%
  2002                   1.51%               (0.88)%            148.93%
  2001 2                 1.43%*              (0.42)%*           146.18%+

  CLASS A
  2004 +++               1.59%*              (1.10)%*            63.17%+

  CLASS C
  2004 +++               2.34%*              (1.84)%*            63.17%+

----------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.53%               (1.45)%            179.85%
  2003                   1.55%               (1.02)%            381.73%
  2002                   1.38%               (0.95)%            301.58%
  2001                   1.26%               (0.43)%            157.72%
  2000                   1.18%               (0.68)%            200.56%

  CLASS A
  2004 ++                1.77%*              (1.69)%*           179.85%+

  CLASS C
  2004 ++                2.52%*              (2.44)%*           179.85%+

----------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.60%               (1.24)%             96.80%
  2003                   1.57%               (1.16)%            113.26%
  2002                   1.52%               (0.97)%            118.88%
  2001                   1.50%               (0.63)%            143.04%
  2000                   1.55%               (0.98)%            240.55%

  ADVISOR CLASS
  2004                   1.85%               (1.51)%             96.80%
  2003 3                 1.87%*              (1.40)%*           113.26%

  CLASS A
  2004 +++               1.87%*              (1.55)%*            96.80%+

  CLASS C
  2004 +++               2.62%*              (2.30)%*            96.80%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 7.35             $ 0.05  1         $  2.48             $  2.53              $(0.04)                 --
  2003                10.42               0.06              (3.06)              (3.00)              (0.07)                 --
  2002 4              10.33               0.02               0.07                0.09                  --                  --
  2001 5              11.09               0.07              (0.76)              (0.69)              (0.07)                 --
  2000 5              12.31               0.06              (1.20)              (1.14)              (0.06)             $(0.02)
  1999 5              10.90               0.10               2.06                2.16               (0.10)              (0.65)

  CLASS A
  2004 +++            $8.66             $ 0.03  1         $  1.18             $  1.21              $(0.04)                 --

  CLASS C
  2004 +++            $8.66             $(0.02) 1         $  1.18             $  1.16              $(0.01)                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $12.01             $(0.02) 1         $  5.20             $  5.18                  --                  --
  2003                16.20              (0.02)             (4.17)              (4.19)                 --                  --
  2002                17.41              (0.04) 1           (1.03)              (1.07)             $(0.06)             $(0.08)
  2001                18.51               0.07  1           (0.74)              (0.67)                 --               (0.43)
  2000                10.46              (0.01) 1            8.93                8.92                  --               (0.87)

  CLASS A
  2004 ++            $14.79             $(0.03) 1         $  2.41             $  2.38                  --                  --

  CLASS C
  2004 ++            $14.79             $(0.09) 1         $  2.40             $  2.31                  --                  --

----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 9.50             $ 0.15 1          $  2.43             $  2.58              $(0.15)                 --
  2003                13.34               0.13 1            (3.82)              (3.69)              (0.15)                 --
  2002                13.90               0.03 1            (0.57)              (0.54)              (0.02)                 --
  2001                11.97               0.21 1             2.21                2.42               (0.08)             $(0.41)
  2000                13.85               0.12               1.78                1.90               (0.08)              (3.70)

  ADVISOR CLASS
  2004               $ 9.48             $ 0.12 1          $  2.42             $  2.54              $(0.13)                 --
  2003                13.30               0.09 1            (3.79)              (3.70)              (0.12)                 --
  2002                13.88                 -- 1            (0.58)              (0.58)                 --                  --
  2001 2              13.88               0.01 1            (0.01)                 --                  --                  --

  CLASS A
  2004 ++            $11.08             $ 0.05 1          $  0.93             $  0.98              $(0.14)                 --

  CLASS C
  2004 ++            $11.08             $ 0.01 1          $  0.92             $  0.93              $(0.12)                 --



                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.04)            $  9.84            34.50%           $ 65,668               1.24%                0.59%
  2003                  (0.07)               7.35           (28.83)%            53,983               1.19%                0.62%
  2002 4                   --               10.42             0.89%+           101,615               0.99%*               0.63%*
  2001 5                (0.07)              10.33            (6.22)%            95,031               0.99%                0.64%
  2000 5                (0.08)              11.09            (9.33)%           118,545               0.97%                0.53%
  1999 5                (0.75)              12.31            20.06%            145,185               0.99%                1.08%

  CLASS A
  2004 +++             $(0.04)            $  9.83            13.95%+          $     82               1.48%*               0.41%*

  CLASS C
  2004 +++             $(0.01)            $  9.81            13.41%+          $     78               2.23%*              (0.35)%*

-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.19            43.13%           $ 26,574               1.50%               (0.15)%
  2003                     --               12.01           (25.86)%            23,293               1.50%               (0.23)%
  2002                 $(0.14)              16.20            (6.18)%            34,675               1.37%               (0.24)%
  2001                  (0.43)              17.41            (3.59)%            58,724               1.34%                0.37%
  2000                  (0.87)              18.51            89.17%             22,556               1.50%               (0.10)%

  CLASS A
  2004 ++                  --              $17.17           16.09%+           $     58               1.77%*              (0.36)%*

  CLASS C
  2004 ++                  --              $17.10           15.62%+           $     58               2.52%*              (1.11)%*

-----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.15)             $11.93            27.20%           $214,710               1.20%                1.34%
  2003                  (0.15)               9.50           (27.73)%           283,989               1.20%                1.18%
  2002                  (0.02)              13.34            (3.86)%           524,236               1.14%                0.24%
  2001                  (0.49)              13.90            20.42%            425,414               1.16%                0.91%
  2000                  (3.78)              11.97            14.25%             32,922               1.11%                0.71%

  ADVISOR CLASS
  2004                 $(0.13)             $11.89            26.81%           $    723               1.45%                1.03%
  2003                  (0.12)               9.48           (27.86)%               451               1.45%                0.86%
  2002                     --               13.30            (4.15)%               195               1.39%               (0.04)%
  2001 2                   --               13.88             0.00%+               100               1.40%*               0.39%*

  CLASS A
  2004 ++              $(0.14)             $11.92             8.91%+          $     54               1.45%*               0.86%*

  CLASS C
  2004 ++              $(0.12)             $11.89             8.49%+          $     54               2.20%*               0.11%*


                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.25%                0.58%             267.41%
  2003              1.31%                0.50%             212.69%
  2002 4            1.33%*               0.29%*             65.99%+
  2001 5            1.09%                0.54%             229.00%
  2000 5            0.97%                0.53%             270.00%
  1999 5            1.11%                0.96%             261.00%

  CLASS A
  2004 +++          1.49%*               0.40%*            267.41%+

  CLASS C
  2004 +++          2.24%*              (0.36)%*           267.41%+

--------------------------------------------------------------------
PBHG FOCUSED FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.54%               (0.19)%            240.63%
  2003              1.50%               (0.23)%            281.70%
  2002              1.37%               (0.25)%            433.98%
  2001              1.34%                0.37%             404.36%
  2000              1.55%               (0.15)%            853.36%

  CLASS A
  2004 ++           1.85%*              (0.44)%*           240.63%+

  CLASS C
  2004 ++           2.60%*              (1.19)%*           240.63%+

--------------------------------------------------------------------
PBHG LARGE CAP FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.21%                1.33%             252.96%
  2003              1.20%                1.18%             428.30%
  2002              1.14%                0.24%             947.66%
  2001              1.16%                0.91%            1184.89%
  2000              1.11%                0.71%            1018.03%

  ADVISOR CLASS
  2004              1.46%                1.02%             252.96%
  2003              1.45%                0.86%             428.30%
  2002              1.39%               (0.04)%            947.66%
  2001 2            1.40%*               0.39%*           1184.89%+

  CLASS A
  2004 ++           1.46%*               0.85%*            252.96%+

  CLASS C
  2004 ++           2.21%*               0.10%*            252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $12.29            $(0.07) 1          $ 5.71              $ 5.64                --                 --
  2003                 15.74             (0.04) 1           (3.41)              (3.45)               --                 --
  2002                 14.44             (0.02) 1            1.32                1.30                --                 --
  2001                 13.82              0.09  1            1.20                1.29            $(0.03)            $(0.64)
  2000                 15.09             (0.02) 1            5.03                5.01                --              (6.28)

  ADVISOR CLASS
  2004                $12.25            $(0.11) 1          $ 5.68              $ 5.57                --                 --
  2003                 15.72             (0.07) 1           (3.40)              (3.47)               --                 --
  2002 6               13.90             (0.03) 1            1.85                1.82                --                 --

  CLASS A
  2004 +++            $14.59            $(0.08) 1          $ 3.39              $ 3.31                --                 --

  CLASS C
  2004 +++            $14.59            $(0.16) 1          $ 3.39              $ 3.23                --                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $13.27            $(0.15) 1          $ 7.17              $ 7.02                --                 --
  2003                 20.65             (0.13) 1           (7.25)              (7.38)               --                 --
  2002                 18.48             (0.14) 1            2.31                2.17                --                 --
  2001                 18.75             (0.02) 1            0.58                0.56                --             $(0.83)
  2000                 11.38             (0.08) 1            7.45                7.37                --                 --

  ADVISOR CLASS
  2004                $13.20            $(0.19) 1          $ 7.14              $ 6.95                --                 --
  2003                 20.60             (0.17) 1           (7.23)              (7.40)               --                 --
  2002                 18.47             (0.22) 1            2.35                2.13                --                 --
  2001 2               19.67             (0.02) 1           (1.18)              (1.20)               --                 --

  CLASS A
  2004 ++             $16.80            $(0.11) 1          $ 3.58              $ 3.47                --                 --

  CLASS C
  2004 ++             $16.80            $(0.18) 1          $ 3.57              $ 3.39                --                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $11.84            $ 0.05 1           $ 4.07              $ 4.12            $(0.06)            $(0.02)
  2003                 16.40              0.14              (4.31)              (4.17)            (0.15)             (0.24)
  2002 7               15.92              0.20               2.34                2.54             (0.14)             (1.92)
  2001 8               10.87              0.21               5.49                5.70             (0.21)             (0.44)
  2000 8               12.19              0.16              (1.18)              (1.02)            (0.16)             (0.14)
  1999 8,9             10.00              0.05               2.18                2.23             (0.04)                --

  ADVISOR CLASS
  2004 ++++           $14.23            $ 0.04 1           $ 1.66              $ 1.70            $(0.05)            $(0.02)

  CLASS A
  2004 +++            $14.22            $ 0.03 1           $ 1.69              $ 1.72            $(0.06)            $(0.02)

  CLASS C
  2004 +++            $14.22            $(0.05) 1          $ 1.69              $ 1.64            $(0.04)            $(0.02)



                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.93            45.89%          $  452,530              1.37%            (0.47)%
  2003                     --               12.29           (21.92)%            288,030              1.40%            (0.33)%
  2002                     --               15.74             9.00%             464,987              1.32%            (0.15)%
  2001                 $(0.67)              14.44             9.43%             231,117              1.35%             0.40%
  2000                  (6.28)              13.82            42.21%              60,690              1.44%            (0.15)%

  ADVISOR CLASS
  2004                     --              $17.82            45.47%          $    6,493              1.62%            (0.72)%
  2003                     --               12.25           (22.07)%              1,634              1.65%            (0.54)%
  2002 6                   --               15.72            13.09%+                127              1.55%*           (0.49)%*

  CLASS A
  2004 +++                 --              $17.90            22.69%+         $      191              1.62%*           (0.69)%*

  CLASS C
  2004 +++                 --              $17.82            22.14%+         $       92              2.37%*           (1.43)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $20.29            52.90%          $  102,497              1.50%            (0.84)%
  2003                     --               13.27           (35.74)%            102,497              1.50%            (0.83)%
  2002                     --               20.65            11.74%             290,007              1.48%            (0.72)%
  2001                 $(0.83)              18.48             2.99%             251,994              1.49%            (0.09)%
  2000                     --               18.75            64.76%              92,634              1.50%            (0.56)%

  ADVISOR CLASS
  2004                     --              $20.15            52.65%          $       97              1.74%            (1.11)%
  2003                     --               13.20           (35.92)%                165              1.75%            (1.08)%
  2002                     --               20.60            11.53%                 364              1.73%            (1.12)%
  2001 2                   --               18.47            (6.10)%+                94              1.73%*           (0.34)%*

  CLASS A
  2004 ++                  --              $20.27            20.65%+         $       60              1.74%*           (1.16)%*

  CLASS C
  2004 ++                  --              $20.19            20.18%+         $       60              2.49%*           (1.91)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.08)             $15.88            34.82%          $1,128,195              1.48%             0.36%
  2003                  (0.39)              11.84           (25.73)%            647,508              1.45%             1.00%
  2002 7                (2.06)              16.40            17.48%+            621,735              1.40%*            1.26%*
  2001 8                (0.65)              15.92            53.22%             272,069              1.40%             1.41%
  2000 8                (0.30)              10.87            (8.39)%             84,226              1.40%             1.47%
  1999 8,9              (0.04)              12.19            22.33%+             64,135              1.40%*            1.05%*

  ADVISOR CLASS
  2004 ++++            $(0.07)             $15.86            11.97%+         $      723              1.75%*            0.35%*

  CLASS A
  2004 +++             $(0.08)             $15.86            12.07%+         $    2,555              1.75%*            0.25%*

  CLASS C
  2004 +++             $(0.06)             $15.80            11.56%+         $    3,093              2.50%*           (0.48)%*


                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)^^^             Reduction)^^^                Rate
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PBHG MID-CAP FUND
-------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.38%                     (0.48)%                 143.80%
  2003                  1.40%                     (0.33)%                 195.22%
  2002                  1.32%                     (0.15)%                 236.85%
  2001                  1.35%                      0.40%                  248.10%
  2000                  1.44%                     (0.15)%                 742.57%

  ADVISOR CLASS
  2004                  1.63%                     (0.73)%                 143.80%
  2003                  1.65%                     (0.54)%                 195.22%
  2002 6                1.55%*                    (0.49)%*                236.85%+

  CLASS A
  2004 +++              1.63%*                    (0.70)%*                143.80%+

  CLASS C
  2004 +++              2.38%*                    (1.44)%*                143.80%+

------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.56%                     (0.90)%                 116.57%
  2003                  1.59%                     (0.92)%                 115.44%
  2002                  1.48%                     (0.72)%                 144.85%
  2001                  1.49%                     (0.09)%                 177.69%
  2000                  1.58%                     (0.64)%                 352.85%

  ADVISOR CLASS
  2004                  1.80%                     (1.17)%                 116.57%
  2003                  1.84%                     (1.17)%                 115.44%
  2002                  1.73%                     (1.12)%                 144.85%
  2001 2                1.73%*                    (0.34)%*                177.69%+

  CLASS A
  2004 ++               1.83%*                    (1.25)%*                116.57%+

  CLASS C
  2004 ++               2.58%*                    (2.00)%*                116.57%+

------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.49%                      0.35%                   24.31%
  2003                  1.52%                      0.93%                   50.05%
  2002 7                1.44%*                     1.23%*                  39.02%+
  2001 8                1.41%                      1.40%                  111.00%
  2000 8                1.47%                      1.40%                   54.00%
  1999 8,9              2.08%*                     0.37%*                  22.00%+

  ADVISOR CLASS
  2004 ++++             1.76%*                     0.34%*                  24.31%+

  CLASS A
  2004 +++              1.76%*                     0.24%*                  24.31%+

  CLASS C
  2004 +++              2.51%*                    (0.49)%*                 24.31%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

---------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset               Net            Unrealized                            Distributions       Distributions
                    Value           Investment          Gains or              Total            from Net              from
                  Beginning           Income            (Losses)              from            Investment            Capital
                  of Period           (Loss)          on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^              $16.12           $(0.05) 1          $ 4.89              $ 4.84                 --             $(0.16)

  CLASS A
  2004,+++           $16.20           $(0.08) 1          $ 4.80              $ 4.72                 --             $(0.16)

  CLASS C
  2004,+++           $16.20           $(0.18) 1          $ 4.79              $ 4.61                 --             $(0.16)

----------------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 8.06           $ 0.31 1           $ 3.80              $ 4.11             $(0.34)            $(0.12)
  2003                 9.58             0.30 1            (0.87)              (0.57)             (0.31)             (0.61)
  2002                 8.78             0.09               0.80                0.89              (0.09)                --
  2001 5,10            9.56             0.47               0.46                0.93              (0.45)             (1.21)
  2000 5               8.04             0.36               1.60                1.96              (0.36)                --
  1999 5               8.62             0.43              (0.54)              (0.11)             (0.47)                --

  ADVISOR CLASS
  2004               $ 8.03           $ 0.30 1           $ 3.76              $ 4.06             $(0.31)            $(0.12)
  2003                 9.55             0.27 1            (0.86)              (0.59)             (0.30)             (0.61)
  2002                 8.75             0.09               0.79                0.88              (0.08)                --
  2001 5,10            9.55             0.43               0.45                0.88              (0.43)             (1.21)
  2000 5               8.04             0.31               1.60                1.91              (0.33)                --
  1999 5               8.62             0.39              (0.53)              (0.14)             (0.44)                --

  CLASS A
  2004 ++            $ 9.84           $ 0.14 1           $ 2.02              $ 2.16             $(0.20)            $(0.12)

  CLASS C
  2004 ++            $ 9.84           $ 0.03 1           $ 2.09              $ 2.12             $(0.17)            $(0.12)



                                                           Net                                    Net
                                                          Asset                                 Assets              Ratio
                   Return                                 Value                                   End            of Expenses
                     of                Total               End              Total              of Period         to Average
                   Capital         Distributions        of Period          Return                (000)           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^               --               $(0.16)           $20.80            30.16%+           $ 25,553              1.50%*

  CLASS A
  2004,+++            --               $(0.16)           $20.76            29.26%+           $    198              1.75%*

  CLASS C
  2004,+++            --               $(0.16)           $20.65            28.58%+           $    153              2.50%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004            $(0.05) 11           $(0.51)           $11.66            52.08%            $133,980              1.30%
  2003             (0.03) 11            (0.95)             8.06            (5.73)%             70,039              1.27%
  2002                --                (0.09)             9.58            10.11%+             76,679              1.36%*
  2001 5,10        (0.05) 11            (1.71)             8.78            10.41%              61,378              1.14%
  2000 5           (0.08) 11            (0.44)             9.56            24.90%              75,013              1.36%
  1999 5              --                (0.47)             8.04            (1.16)%             65,767              1.25%

  ADVISOR CLASS
  2004            $(0.05) 11           $(0.48)           $11.61            51.66%            $ 17,664              1.55%
  2003             (0.02) 11            (0.93)             8.03            (5.99)%             14,578              1.52%
  2002                --                (0.08)             9.55            10.08% +            19,738              1.61%*
  2001 5,10        (0.04) 11            (1.68)             8.75             9.88% 12           18,858              1.62%
  2000 5           (0.07) 11            (0.40)             9.55            24.22% 12           23,417              1.89%
  1999 5              --                (0.44)             8.04            (1.62)% 12          29,502              1.73%

  CLASS A
  2004 ++         $(0.02) 11           $(0.34)           $11.66            22.35%+           $     61              1.56%*

  CLASS C
  2004 ++         $(0.02) 11           $(0.31)           $11.65            21.90%+           $    156              2.30%*


                                              Ratio                 Ratio of Net
                                           of Expenses               Investment
                                           to Average               Income (Loss)
                                           Net Assets                to Average
                                           (Excluding                Net Assets
                      Ratio of Net          Waivers,                 (Excluding
                       Investment           Expenses                  Waivers,
                         Income               Borne                Expenses Borne
                         (Loss)            by Adviser                by Advisers               Portfolio
                       to Average          and Expense               and Expense               Turnover
                       Net Assets         Reduction)^^^             Reduction)^^^                Rate
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^                 (0.42)%*             1.73%*                  (0.65)%*                  27.33%+

  CLASS A
  2004,+++              (0.68)%*             1.99%*                  (0.92)%*                  27.33%+

  CLASS C
  2004,+++              (1.43)%*             2.74%*                  (1.67)%*                  27.33%+

---------------------------------------------------------------------------------------------------------
PBHG REIT FUND
---------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   3.15%               1.31%                    3.14%                    78.20%
  2003                   3.42%               1.33%                    3.36%                   110.81%
  2002                   4.20%*              1.47%*                   4.09%*                   25.08%+
  2001 5,10              4.57%               1.14%                    4.57%                   139.00%
  2000 5                 4.14%               1.36%                    4.14%                    76.00%
  1999 5                 5.12%               1.25%                    5.12%                    49.00%

  ADVISOR CLASS
  2004                   3.04%               1.56%                    3.03%                    78.20%
  2003                   3.15%               1.58%                    3.09%                   110.81%
  2002                   3.86%*              1.72%*                   3.73%*                   25.08%+
  2001 5,10              4.07%               1.62%                    4.07%                   139.00%
  2000 5                 3.54%               1.89%                    3.54%                    76.00%
  1999 5                 4.64%               1.73%                    4.64%                    49.00%

  CLASS A
  2004 ++                2.63%*              1.57%*                   2.62%*                   78.20%+

  CLASS C
  2004 ++                0.63%*              2.31%*                   0.62%*                   78.20%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $ 7.31            $(0.14) 1          --              $ 3.60           $  3.46               --
 2003               14.79             (0.11) 1          --               (7.37)            (7.48)              --
 2002               19.70             (0.21) 1          --               (4.70)            (4.91)              --
 2001               85.02             (0.46) 1          --              (59.61)           (60.07)              --
 2000               27.59             (0.54) 1          --               62.84             62.30               --

 ADVISOR CLASS
 2004              $ 7.27            $(0.16) 1          --              $ 3.57           $  3.41               --
 2003               14.75             (0.13) 1          --               (7.35)            (7.48)              --
 2002               19.70             (0.23) 1          --               (4.72)            (4.95)              --
 2001 2             34.43             (0.04) 1          --              (14.69)           (14.73)              --

 CLASS A
 2004 ++           $ 9.69            $(0.08) 1          --              $ 1.14           $  1.06               --

 CLASS C
 2004 ++           $ 9.69            $(0.13) 1          --              $ 1.15           $  1.02               --

---------------------------------------------------------------------------------------------------------------------------
PBHG INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $10.00            $ 0.23 1           --              $ 0.38           $  0.61           $(0.23)

 CLASS A
 2004 +++          $10.00            $ 0.21 1           --              $ 0.38           $  0.59           $(0.21)

 CLASS C
 2004 +++          $10.00            $ 0.16 1           --              $ 0.37           $  0.53           $(0.16)

---------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $10.00            $ 0.29 1           --              $ 0.04           $  0.33           $(0.29)
 2003               10.00              0.39             --                0.04              0.43            (0.43)
 2002 13            10.00              0.20             --                  --              0.20            (0.20)
 2001 14            10.00              0.61          $0.01                  --              0.62            (0.62)
 2000 14            10.00              0.65           0.01                  --              0.66            (0.66)
 1999 14,15         10.00              0.11             --                  --              0.11            (0.11)

 ADVISOR CLASS
 2004              $10.00            $ 0.26 1           --              $ 0.05           $  0.31           $(0.27)
 2003 16            10.00              0.25             --                0.01              0.26            (0.26)

 CLASS A
 2004 +++          $10.00            $ 0.17 1           --              $ 0.03           $  0.20           $(0.17)

 CLASS C
 2004 +++          $10.00            $ 0.14 1           --              $ 0.02           $  0.16           $(0.13)



                                                                                              Net
                 Distributions                                            Reverse            Asset
                     from             Return                               Stock             Value
                    Capital             of               Total             Split              End              Total
                     Gains            Capital        Distributions       (Note 2)          of Period          Return
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --              --                 --               --              $10.77            47.33%
 2003                    --              --                 --               --                7.31           (50.57)%
 2002                    --              --                 --               --               14.79           (24.92)%
 2001                $(5.25)             --             $(5.25)              --               19.70           (74.20)%
 2000                 (4.87)             --              (4.87)              --               85.02           233.99%

 ADVISOR CLASS
 2004                    --              --                 --               --              $10.68            46.91%
 2003                    --              --                 --               --                7.27           (50.71)%
 2002                    --              --                 --               --               14.75           (25.13)%
 2001 2                  --              --                 --               --               19.70           (42.78)%+

 CLASS A
 2004 ++                 --              --                 --               --              $10.75            10.94%+

 CLASS C
 2004 ++                 --              --                 --               --              $10.71            10.53%+

----------------------------------------------------------------------------------------------------------------------------
PBHG INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^             $(0.08)             --             $(0.31)              --              $10.30             6.19%+

 CLASS A
 2004 +++            $(0.08)             --             $(0.29)              --              $10.30             6.00%+

 CLASS C
 2004 +++            $(0.08)             --             $(0.24)              --              $10.29             5.36%+

----------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --          $(0.04)            $(0.33)              --              $10.00             3.38%
 2003                    --              --              (0.43)              --               10.00             4.38%
 2002 13             $(0.04)             --              (0.24)           $0.04               10.00             1.98%+
 2001 14                 --              --              (0.62)              --               10.00             6.34%
 2000 14                 --              --              (0.66)              --               10.00             6.80%
 1999 14,15              --              --              (0.11)              --               10.00             1.12%+

 ADVISOR CLASS
 2004                    --          $(0.04)            $(0.31)              --              $10.00             3.14%
 2003 16                 --              --              (0.26)              --               10.00             2.64%+

 CLASS A
 2004 +++                --          $(0.03)            $(0.20)              --              $10.00             1.99%+

 CLASS C
 2004 +++                --          $(0.03)            $(0.16)              --              $10.00             1.65%+


                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)^^^        Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $  314,112            1.66%             (1.40)%              1.67%              (1.41)%               135.24%
 2003                 262,244            1.54%             (1.24)%              1.54%              (1.24)%               261.67%
 2002                 581,091            1.39%             (1.17)%              1.39%              (1.19)%               185.33%
 2001                 920,965            1.25%             (0.81)%              1.25%              (0.81)%               291.41%
 2000               3,843,946            1.19%             (0.96)%              1.19%              (0.96)%               362.38%

 ADVISOR CLASS
 2004              $   14,303            1.90%             (1.64)%              1.91%              (1.65)%               135.24%
 2003                   7,285            1.79%             (1.47)%              1.79%              (1.47)%               261.67%
 2002                  10,288            1.64%             (1.42)%              1.64%              (1.44)%               185.33%
 2001 2                   172            1.50%*            (0.58)%*             1.50%*             (0.58)%*              291.41%

 CLASS A
 2004 ++           $       55            1.86%*            (1.56)%*             1.87%*             (1.57)%*              135.24%+

 CLASS C
 2004 ++           $       55            2.61%*            (2.31)%*             2.62%*             (2.32)%*              135.24%+

----------------------------------------------------------------------------------------------------------------------------------
PBHG INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $    6,377            0.85%*             3.33%*              2.36%*              1.82%*               258.83%+

 CLASS A
 2004 +++          $       53            1.10%*             3.05%*              2.60%*              1.55%*               258.83%+

 CLASS C
 2004 +++          $       66            1.85%*             2.37%*              3.37%*              0.83%*               258.83%+

----------------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $1,424,238            1.00%              2.87%               1.30%               2.57%                257.21%
 2003               1,192,971            1.00%              3.65%               1.34%               3.31%                222.67%
 2002 13              518,004            1.00%*             4.67%*              1.32%*              4.35%*               116.91%+
 2001 14               71,298            1.00%              5.97%               1.62%               5.35%                196.00%
 2000 14               24,065            1.03%              6.53%               1.84%               5.69%                 72.00%
 1999 14,15               867            1.00%*             6.67%*             46.23%*            (38.56)%*              137.00%+

 ADVISOR CLASS
 2004              $    8,074            1.25%              2.59%               1.55%               2.29%                257.21%
 2003 16                2,132            1.25%*             3.02%*              1.59%*              2.68%*               222.67%

 CLASS A
 2004 +++          $       51            1.25%*             2.52%*              1.52%*              2.25%*               257.21%+

 CLASS C
 2004 +++          $       51            1.75%*             2.02%*              2.02%*              1.75%*               257.21%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset                              Unrealized                             Distributions        Distributions
                    Value               Net             Gains or              Total             from Net               from
                  Beginning         Investment          (Losses)              from             Investment             Capital
                  of Period           Income          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004              $1.00                -- 1             --                    --                    --                --
  2003               1.00             $0.01               --                  $0.01              $ (0.01)               --
  2002               1.00              0.03               --                   0.03                (0.03)               --
  2001               1.00              0.06               --                   0.06                (0.06)               --
  2000               1.00              0.05               --                   0.05                (0.05)               --




                                           Net                                     Net                               Ratio of Net
                                          Asset                                  Assets              Ratio            Investment
                                          Value                                    End            of Expenses           Income
                      Total                End               Total              of Period         to Average          to Average
                  Distributions         of Period           Return                (000)           Net Assets          Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --             $1.00               0.32%            $ 53,905              0.88%                0.32%
  2003                 $(0.01)             1.00               0.94%              94,459              0.75%                0.93%
  2002                  (0.03)             1.00               2.55%             107,513              0.59%                2.92%
  2001                  (0.06)             1.00               5.98%             525,463              0.52%                5.78%
  2000                  (0.05)             1.00               4.81%             579,458              0.69%                4.78%



                        Ratio                  Ratio of Net
                     of Expenses                Investment
                      to Average                  Income
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and
                      and Expense                 Expense
                     Reduction)^^^             Reduction)^^^
--------------------------------------------------------------
--------------------------------------------------------------
PBHG CASH RESERVES FUND
--------------------------------------------------------------
  PBHG CLASS
  2004                  0.89%                     0.31%
  2003                  0.75%                     0.93%
  2002                  0.59%                     2.91%
  2001                  0.52%                     5.78%
  2000                  0.69%                     4.78%


*    Annualized

** This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

+    Total return and portfolio turnover have not been annualized.

++   Class A and Class C shares commenced operations on September 30, 2003.

+++  Class A and Class C shares commenced operations on July 31, 2003.

++++ The PBHG Clipper Focus Fund Advisor Class commenced operations on June 30,
     2003.

^    The PBHG Small Cap Value Fund commenced operations on July 25, 2003.

^^   The PBHG Intermediate Fixed Income Fund commenced operations on July 31,
     2003.

^^^  See note 12 on page 125.

1    Per share calculations were performed using average shares for the period.

2 The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.

3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.

4 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

5    For the year ended December 31.

6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.

7 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

8    For the year or period ended April 30.

9    The PBHG Clipper Focus Fund commenced operations on September 10, 1998.

10 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

11 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

12 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

14   For the year or period ended October 31.

15   The PBHG IRA Capital Preservation Fund commenced operations on August 31,
     1999.

16 The PBHG IRA Capital Preservation Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                            As of March 31, 2004




1.  ORGANIZATION

PBHG Funds (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers eighteen series: the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Growth Fund (the "Select Growth Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG Focused Fund (the "Focused Fund"), the PBHG Large Cap Fund (the "Large Cap Fund"), the PBHG Mid-Cap Fund (the "Mid-Cap Fund"), the PBHG Small Cap Fund (the "Small Cap Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Focused, Clipper Focus, and Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer four classes of shares, PBHG Class, Advisor Class, Class A and Class C. Each Class has authorization to issue an unlimited amount of shares of common stock. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Small Cap Value Fund ("Acquiring Fund") has acquired all of the assets of the TS&W Small Cap Value Fund LLC ("Acquired Fund"). Following approval by the managing member, Thompson, Siegel & Walmsley, Inc., and its shareholders, the tax-free exchange took place on July 25, 2003. All of the shareholders of the Acquired Fund received PBHG Class shares of the Acquiring Fund. Each shareholder of the Acquired Fund received a number of shares of the Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Fund. The net assets upon exchange, and the number of shares issued and redeemed by the Acquiring Fund was as follows:

NET ASSETS UPON   ACQUIRING FUND SHARES   ACQUIRED FUND SHARES
 EXCHANGE                 ISSUED                REDEEMED
--------------------------------------------------------------------------------

  $17,356,981            1,076,871              1,076,886

The assets of the Acquired Fund prior to the exchange and the unrealized gain/(loss) included in the net assets were as follows:

        NET ASSETS BEFORE     UNREALIZED GAIN/(LOSS) INCLUDED
             EXCHANGE                   IN NET ASSETS
--------------------------------------------------------------------------------
            $17,356,981                  $3,095,017


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WRAPPER AGREEMENTS -- The IRA Capital Preservation Fund has entered into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a contract that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser will manage the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio will pay the Wrapper Providers an annual fee based on the Wrapper Agreements book value balance.

The crediting rate used in computing book value is the actual yield of the covered assets, plus or minus the amortization of realized and unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate is calculated by a formula specified by each of the Wrapper Agreements and is adjusted monthly or quarterly depending on the contract.

A default by the issuer of a Portfolio security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. Covered assets, as of March 31, 2004, include all securities listed in the IRA Capital Preservation Fund's Statement of Net Assets ("SNA") excluding the amount of repurchase agreements segregated as noted in the SNA and Wrapper Agreements. The Wrap Providers and the IRA Capital Preservation Fund may terminate the wrapper agreements with notice as defined in each respective wrapper agreement. The Board of Trustees has determined fair value procedures for the Wrapper Agreements.

The staff of the Securities and Exchange Commission ("SEC") has inquired of registered "stable value" mutual funds, including the IRA Capital Preservation Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the IRA Capital Preservation Fund has not received any indication of SEC action to be taken, if any. Therefore, these wrapper agreements will continue to be valued under the procedures approved by the Board of Trustees. If the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the IRA Capital Preservation Fund may be required to use a different accounting methodology under which the fair value of the IRA Capital Preservation Fund's wrapper agreements could fluctuate daily, and if that were to occur, the IRA Capital Preservation Fund would probably not be able to maintain a stable net asset value per share. As a result, the IRA Capital Preservation Fund's net asset value could be greater or less than $10.00 per share on a daily basis.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolios that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004


Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements in the IRA Capital Preservation Fund, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

OPTIONS AND FUTURES -- Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, Intermediate Fixed Income, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Intermediate Fixed Income, IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

To maintain a stable NAV, the IRA Capital Preservation Fund declares and pays dividends in amounts that include the investment income earned by its Portfolio plus the crediting rate income from the Wrapper Provider. This may cause the Portfolio to make distributions that will be considered return of capital. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Portfolio to maintain a stable net asset value of $10.00 per share, the Portfolio intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10.00 per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The Intermediate Fixed Income and IRA Capital Preservation Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Intermediate Fixed Income and IRA Capital Preservation Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. Each Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION-- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Disciplined Equity Fund utilizes futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the sec-

                                                                      PBHG FUNDS



ondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund had the following futures contracts open as of March 31, 2004:

                                                           UNREALIZED
                                 CONTRACT                 APPRECIATION
CONTRACT              NUMBER OF    VALUE                 (DEPRECIATION)
DESCRIPTION           CONTRACTS    (000)    EXPIRATION        (000)
--------------------------------------------------------------------------------

S&P 500 Composite Index   14     $3,937      Jun-04           $ 40
S&P 500 Composite Index
   E-Mini                 (5)      (281)     Jun-04             (1)
                                                              ----
                                                              $ 39
                                                              ====

OPTIONS -- The Portfolios may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

No portfolios had outstanding options contracts as of March 31, 2004.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

DIRECTED BROKERAGE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Directed brokerage arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the following Portfolios received cash in the amounts shown below during the year ended March 31, 2004:

Emerging Growth Fund                     $     2,505
Growth Fund                                  248,168
Large Cap 20 Fund                             12,579
Large Cap Growth Fund                         20,577
Select Growth Fund                            40,778
Strategic Small Company Fund                   2,934
Focused Fund                                  14,425
Large Cap Fund                               251,318
Mid-Cap Fund                                 143,202
Small Cap Fund                                 7,942
Clipper Focus Fund                           317,033
REIT Fund                                      2,733
Technology & Communications Fund              87,788

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the year ended March 31, 2004, there were $796,336 in redemption fees retained.


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser"), an indirect, wholly-owned subsidiary of Old Mutual plc, are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements ("Expense Limitation Agreements"), with respect to the Large Cap 20, Strategic Small Company, Disciplined Equity, Focused, Large Cap, Mid-Cap, Small Cap, Clipper Focus, Small Cap Value, REIT, Intermediate Fixed Income and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as fees and expenses incurred under the Rule 12b-1 distribution and service plan and extraordinary expenses.

With respect to the Disciplined Equity, Clipper Focus, REIT and IRA Capital Preservation Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Portfolio has reached a sufficient asset size to permit reimbursement to be made

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004

without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentage described below. With respect to all Portfolios, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

At March 31, 2004, pursuant to the above, the amount the Advisor may seek reimbursement of previously waived and reimbursed fees for the Strategic Small Company, Focused, Small Cap, Clipper Focus, Small Cap Value, Intermediate Fixed Income, and IRA Capital Preservation Funds was $120,230, $9,980, $194,116, $85,592, $33,491, $57,815, and $5,593,733, respectively.

As of March 31, 2004 the net assets of the Strategic Small Company, Focused, Small Cap Value, and Intermediate Fixed Income Funds are less than $75 million.

The advisory fee and expense limitations are as follows:

                                                             EXPENSE           EXPENSE
                                                           LIMITATION        LIMITATION        EXPENSE           EXPENSE
                                        ADVISORY              PBHG             ADVISOR        LIMITATION        LIMITATION
                                           FEE                CLASS             CLASS           CLASS A           CLASS C
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                        0.85%              n/a              n/a**            n/a              n/a
Growth Fund                                 0.85%              n/a              n/a              n/a              n/a
Large Cap 20 Fund                           0.85%             1.50%            1.75%            1.75%            2.50%
Large Cap Growth Fund                       0.75%              n/a              n/a              n/a              n/a
Select Growth Fund                          0.85%              n/a              n/a**            n/a              n/a
Strategic Small Company Fund                1.00%             1.50%            1.75%            1.75%            2.50%
Disciplined Equity Fund                     0.70%             1.50%            1.75%**          1.75%            2.50%
Focused Fund                                0.85%             1.50%            1.75%**          1.75%            2.50%
Large Cap Fund                              0.65%             1.50%            1.75%            1.75%            2.50%
Mid-Cap Fund                                0.85%             1.50%            1.75%            1.75%            2.50%
Small Cap Fund                              1.00%             1.50%            1.75%            1.75%            2.50%
Clipper Focus Fund                          1.00%             1.50%            1.75%            1.75%            2.50%
Small Cap Value Fund                        1.00%             1.50%            1.75%**          1.75%            2.50%
REIT Fund                                   0.85%             1.50%            1.75%            1.75%            2.50%
Technology & Communications Fund            0.85%              n/a              n/a              n/a              n/a
Intermediate Fixed Income Fund              0.40%             0.85%            1.10%**          1.10%            1.85%
IRA Capital Preservation Fund               0.60%             1.25%            1.50%            1.50%            2.25%
Cash Reserves Fund                          0.30%              n/a              n/a**            n/a**            n/a**


** Class is currently not offered for the applicable Portfolio.


Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Pacific Financial Research, Inc. ("PFR"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Analytic Investors, Inc. ("Analytic"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Analytic receives no fees directly from the Disciplined Equity Fund.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Small Cap Value Fund. For its services provided pursuant to the sub-advisory agreement, TS&W is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after December 31, 2003. Prior to that date, TS&W received a sub-advisory fee equal to 1.00% of the assets transferred to the Small Cap Value Fund in connection with the reorganization and 0.50% of the average daily net assets (less the amount of any expense reimbursements) on the other assets of the Portfolio. TS&W receives no fees directly from the Small Cap Value Fund.

Heitman Real Estate Securities LLC ("Heitman"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the REIT Fund. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Heitman receives no fees directly from the REIT Fund.

Dwight Asset Management Company ("Dwight"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Intermediate Fixed Income and IRA Capital Preservation Funds. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Dwight receives no fees directly from the Intermediate Fixed Income and IRA Capital Preservation Funds.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

                                                                      PBHG FUNDS



SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Global Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity. The Fund, on behalf of Class A shares of each Portfolio, has adopted a distribution plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Fund is not paying a distribution fee on Class A shares. The Fund has also adopted, on behalf of Class C shares of each Portfolio a Distribution Plan under Rule 12b-1 under the Investment Company Act, which provide for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the IRA Capital Preservation Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Fund has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Portfolio and a separate Service Plan under Rule 12b-1 under the Investment Company Act on behalf of Advisor Class shares of each Portfolio, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts. Of the service and distribution fees the Distributor received for the year ended March 31, 2004, it retained the following:

                                                             DISTRIBUTION
                                    SERVICE FEES                 FEES
                         --------------------------------    ------------
                         ADVISOR CLASS  CLASS A  CLASS C        CLASS C
                         -------------  -------  -------     ------------
Emerging Growth Fund        $  --        $  69    $   69       $   205
Growth Fund                    --           68        68           204
Large Cap 20 Fund             139           70        70           209
Large Cap Growth Fund          --           90        69           270
Select Growth Fund             --           68        68           204
Strategic Small Company
  Fund                        171           94        94           281
Disciplined Equity Fund        --           92        97           290
Focused Fund                   --           70        70           210
Large Cap Fund                 --           67        67           201
Mid-Cap Fund                   --           95       121           363
Small Cap Fund                 --           72        72           215
Clipper Focus Fund            101           30     1,979         5,937
Small Cap Value Fund           --          194       206           617
REIT Fund                   3,004           69        98           295
Technology &
  Communications Fund          --           70        70           209
Intermediate Fixed
  Income Fund                  --           87       102           306
IRA Capital Preservation
  Fund                        113           84        84           168

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. Wachovia Bank, National Association serves as the custodian for each of the Portfolios.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS"), its wholly-owned subsidiary, to assist in the provision of those services. PBHGSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the year ended March 31, 2004 were:


Emerging Growth Fund                        $303,464
Growth Fund                                  864,761
Large Cap 20 Fund                            245,060
Large Cap Growth Fund                        123,354
Select Growth Fund                           333,027
Strategic Small Company Fund                  40,293
Disciplined Fund                              11,467
Focused Fund                                  20,810
Large Cap Fund                                83,103
Mid-Cap Fund                                 113,368
Small Cap Fund                                47,620
Clipper Focus Fund                           115,423
Small Cap Value Fund                           3,904
REIT Fund                                     25,860
Technology & Communications Fund             658,244
Intermediate Fixed Income Fund                   394
IRA Capital Preservation Fund                 59,439
Cash Reserves Fund                            84,766


On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the year ended March 31, 2004, PBHG Fund Services received a fee of $562,994, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the year ended March 31, 2004 were as follows:

                                   PURCHASES (000)     SALES (000)
                                   ---------------   --------------
Emerging Growth Fund                $   336,627       $   429,004
Growth Fund                           1,940,332         2,301,917
Large Cap 20 Fund                       159,482           213,630
Large Cap Growth Fund                   117,630           154,152
Select Growth Fund                      436,561           492,086
Strategic Small Company Fund             73,185            94,000
Disciplined Fund                        167,934           173,201
Focused Fund                             61,876            68,281
Large Cap Fund                          692,283           827,085
Mid-Cap Fund                            592,507           572,429
Small Cap Fund                          128,530           178,328
Clipper Focus Fund                      454,525           222,466
Small Cap Value Fund                     21,964             5,591
REIT Fund                               106,484            85,553
Technology & Communications Fund        439,850           495,378
Intermediate Fixed Income Fund            6,096             2,316
IRA Capital Preservation Fund           541,511           402,552


During the year ended March 31, 2004, the Intermediate Fixed Income Fund and the IRA Capital Preservation Fund purchased U.S. Government Securities of $14,982,369 and $2,917,554,221, respectively and received proceeds from the sale of U.S. Government Securities of $12,692,031 and $2,823,063,004, respectively.

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004


5.  SHARE TRANSACTIONS

                                                                    -----------------------           ----------------------
                                                                              PBHG                             PBHG
                                                                      EMERGING GROWTH FUND                  GROWTH FUND
                                                                    -----------------------           ----------------------
                                                                     4/1/03         4/1/02             4/1/03        4/1/02
                                                                       to             to                 to            to
                                                                     3/31/04        3/31/03            3/31/04       3/31/03
                                                                   ----------     ----------         ----------    ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      23,460          19,136             8,149         10,894
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                                         7,333              --                --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                                            --              --             2,427             --
   Shares Redeemed                                                   (34,207)        (22,445)          (37,279)       (32,046)
                                                                     -------         -------           -------        -------
   Total PBHG Class Share Transactions                                (3,414)         (3,309)          (26,703)       (21,152)
                                                                     -------         -------           -------        -------
   Advisor Class
   Shares Issued                                                          --              --               192            427
   Shares Redeemed                                                        --              --              (399)          (659)
                                                                     -------         -------           -------        -------
   Total Advisor Class Share Transactions                                 --              --              (207)          (232)
                                                                     -------         -------           -------        -------
   Class A 2
   Shares Issued                                                           4              --                 3             --
                                                                     -------         -------           -------        -------
   Total Class A Share Transactions                                        4              --                 3             --
                                                                     -------         -------           -------        -------
   Class C 2
   Shares Issued                                                           4              --                 3             --
                                                                     -------         -------           -------        -------
   Total Class C Share Transactions                                        4              --                 3             --
                                                                     -------         -------           -------        -------
   Net Increase (Decrease) in Shares Outstanding                      (3,406)         (3,309)          (26,904)       (21,384)
                                                                     =======         =======           =======        =======

                                                                      ----------------------          -----------------------
                                                                               PBHG                            PBHG
                                                                         LARGE CAP 20 FUND             LARGE CAP GROWTH FUND
                                                                      ----------------------          -----------------------
                                                                       4/1/03        4/1/02            4/1/03         4/1/02
                                                                         to            to                to             to
                                                                       3/31/04       3/31/03           3/31/04        3/31/03
                                                                     ----------    ----------        ----------     ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                        1,031          1,760            2,192          2,617
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                                             --             --               --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                                             --             --               --             --
   Shares Redeemed                                                     (5,101)        (5,325)          (4,314)        (4,295)
                                                                       ------         ------           ------         ------
   Total PBHG Class Share Transactions                                 (4,070)        (3,565)          (2,122)        (1,678)
                                                                       ------         ------           ------         ------
   Advisor Class
   Shares Issued                                                            5             15                6             33
   Shares Redeemed                                                         (5)           (13)             (10)            (8)
                                                                       ------         ------           ------         ------
   Total Advisor Class Share Transactions                                  --              2               (4)            25
                                                                       ------         ------           ------         ------
   Class A 2
   Shares Issued                                                            4             --                4             --
                                                                       ------         ------           ------         ------
   Total Class A Share Transactions                                         4             --                4             --
                                                                       ------         ------           ------         ------
   Class C 2
   Shares Issued                                                            4             --                3             --
                                                                       ------         ------           ------         ------
   Total Class C Share Transactions                                         4             --                3             --
                                                                       ------         ------           ------         ------
   Net Increase (Decrease) in Shares Outstanding                       (4,062)        (3,563)          (2,119)        (1,653)
                                                                       ======         ======           ======         ======

                                                                 ----------------------         ----------------------
                                                                          PBHG                      PBHG STRATEGIC
                                                                   SELECT GROWTH FUND             SMALL COMPANY FUND
                                                                 ----------------------         ----------------------
                                                                 4/1/03         4/1/02           4/1/03         4/1/02
                                                                   to             to               to             to
                                                                 3/31/04        3/31/03          3/31/04        3/31/03
                                                               ----------     ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                     697          1,309            3,419          3,719
   Shares Issued upon the Reorganization
     of the Limited and
     New Opportunities Funds 1                                        --             --               --             --
   Shares Issued upon the Reorganization
     of the Core Growth Fund 1                                        --             --               --             --
   Shares Redeemed                                                (3,974)        (5,149)          (4,934)        (3,549)
                                                                  ------         ------           ------         ------
   Total PBHG Class Share Transactions                            (3,277)        (3,840)          (1,515)           170
                                                                  ------         ------           ------         ------
   Advisor Class
   Shares Issued                                                      --             --              100             59
   Shares Redeemed                                                    --             --              (28)            (1)
                                                                  ------         ------           ------         ------
   Total Advisor Class Share Transactions                             --             --               72             58
                                                                  ------         ------           ------         ------
   Class A 2
   Shares Issued                                                       3             --                5             --
                                                                  ------         ------           ------         ------
   Total Class A Share Transactions                                    3             --                5             --
                                                                  ------         ------           ------         ------
   Class C 2
   Shares Issued                                                       3             --                4             --
                                                                  ------         ------           ------         ------
   Total Class C Share Transactions                                    3             --                4             --
                                                                  ------         ------           ------         ------
   Net Increase (Decrease) in Shares Outstanding                  (3,271)        (3,840)          (1,434)           228
                                                                  ======         ======           ======         ======

1.  See Note 10 on page 124.

2. Class A and C shares commenced operations on September 30, 2003 for PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Large Cap Growth and PBHG Strategic Small Company Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                   116 & 117

PBHG FUNDS

--------------------------------------------------------------------------------
As of March 31, 2004

                                                                   --------------------------       --------------------------
                                                                             PBHG                              PBHG
                                                                     DISCIPLINED EQUITY FUND               FOCUSED FUND
                                                                   --------------------------       --------------------------
                                                                     4/1/03         4/1/02            4/1/03         4/1/02
                                                                       to             to                to             to
                                                                     3/31/04        3/31/03           3/31/04        3/31/03
                                                                   ----------      ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                       1,713         2,012                321            795
   Shares Issued upon Reinvestment of  Distributions                      33            65                 --             --
   Shares Redeemed                                                    (2,414)       (4,486)              (715)          (995)
                                                                      ------        ------               ----           ----
   Total PBHG Class Share Transactions                                  (668)       (2,409)              (394)          (200)
                                                                      ------        ------               ----           ----
   Advisor Class 2
   Shares Issued                                                          --            --                 --             --
   Shares Issued upon Reinvestment of Distributions                       --            --                 --             --
   Shares Redeemed                                                        --            --                 --             --
                                                                      ------        ------               ----           ----
   Total Advisor Class Share Transactions                                 --            --                 --             --
                                                                      ------        ------               ----           ----
   Class A 1
   Shares Issued                                                           8            --                  3             --
   Shares Redeemed                                                        --            --                 --             --
                                                                      ------        ------               ----           ----
   Total Class A Share Transactions                                        8            --                  3             --
                                                                      ------        ------               ----           ----
   Class C 1
   Shares Issued                                                           8            --                  3             --
   Shares Redeemed                                                        --            --                 --             --
                                                                      ------        ------               ----           ----
   Total Class C Share Transactions                                        8            --                  3             --
                                                                      ------        ------               ----           ----
   Net Increase (Decrease) in Shares Outstanding                        (652)       (2,409)              (388)          (200)
                                                                      ======        ======               ====           ====

                                                                 --------------------------      --------------------------
                                                                            PBHG                            PBHG
                                                                       LARGE CAP FUND                   MID-CAP FUND
                                                                 --------------------------      --------------------------
                                                                    4/1/03        4/1/02            4/1/03         4/1/02
                                                                      to            to                to             to
                                                                    3/31/04       3/31/03           3/31/04        3/31/03
                                                                  ----------     ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      3,367        11,561            13,873          8,128
   Shares Issued upon Reinvestment of  Distributions                    281           410                --             --
   Shares Redeemed                                                  (15,533)      (21,394)          (12,072)       (14,239)
                                                                    -------       -------           -------        -------
   Total PBHG Class Share Transactions                              (11,885)       (9,423)            1,801         (6,111)
                                                                    -------       -------           -------        -------
   Advisor Class 2
   Shares Issued                                                         67            60               301            141
   Shares Issued upon Reinvestment of Distributions                       1            --                --             --
   Shares Redeemed                                                      (55)          (27)              (70)           (16)
                                                                    -------       -------           -------        -------
   Total Advisor Class Share Transactions                                13            33               231            125
                                                                    -------       -------           -------        -------
   Class A 1
   Shares Issued                                                          5            --                11             --
   Shares Redeemed                                                       --            --                --             --
                                                                    -------       -------           -------        -------
   Total Class A Share Transactions                                       5            --                11             --
                                                                    -------       -------           -------        -------
   Class C 1
   Shares Issued                                                          5            --                 5             --
   Shares Redeemed                                                       --            --                --             --
                                                                    -------       -------           -------        -------
   Total Class C Share Transactions                                       5            --                 5             --
                                                                    -------       -------           -------        -------
   Net Increase (Decrease) in Shares Outstanding                    (11,862)       (9,390)            2,048         (5,986)
                                                                    =======       =======           =======        =======

                                                                  --------------------------      --------------------------
                                                                             PBHG                           PBHG
                                                                        SMALL CAP FUND               CLIPPER FOCUS FUND
                                                                  --------------------------      --------------------------
                                                                    4/1/03         4/1/02           4/1/03         4/1/02
                                                                      to             to               to             to
                                                                    3/31/04        3/31/03          3/31/04        3/31/03
                                                                   ----------    ----------       ----------      ----------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      1,443          2,089            38,549        55,711
   Shares Issued upon Reinvestment of  Distributions                     --             --               321         1,243
   Shares Redeemed                                                   (4,115)        (8,551)          (22,517)      (40,163)
                                                                     ------         ------           -------       -------
   Total PBHG Class Share Transactions                               (2,672)        (6,462)           16,353        16,791
                                                                     ------         ------           -------       -------
   Advisor Class 2
   Shares Issued                                                         79              3                47            --
   Shares Issued upon Reinvestment of Distributions                      --             --                --            --
   Shares Redeemed                                                      (86)            (8)               (1)           --
                                                                     ------         ------           -------       -------
   Total Advisor Class Share Transactions                                (7)            (5)               46            --
                                                                     ------         ------           -------       -------
   Class A 1
   Shares Issued                                                          3             --               167            --
   Shares Redeemed                                                       --             --                (6)           --
                                                                     ------         ------           -------       -------
   Total Class A Share Transactions                                       3             --               161            --
                                                                     ------         ------           -------       -------
   Class C 1
   Shares Issued                                                          3             --               200            --
   Shares Redeemed                                                       --             --                (4)           --
                                                                     ------         ------           -------       -------
   Total Class C Share Transactions                                       3             --               196            --
                                                                     ------         ------           -------       -------
   Net Increase (Decrease) in Shares Outstanding                     (2,673)        (6,467)           16,756        16,791
                                                                     ======         ======           =======       =======


1. Class A and C shares commenced operations on September 30, 2003 for PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Disciplined Equity, PBHG Mid-Cap, and PBHG Clipper Focus Funds.

2. The PBHG Clipper Focus Fund Advisor Class shares commenced operations on June 30, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                   118 & 119

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
As of March 31, 2004

                                                                    ------------------------         ------------------------
                                                                              PBHG                             PBHG
                                                                      SMALL CAP VALUE FUND                   REIT FUND
                                                                    ------------------------         ------------------------
                                                                            7/25/03*                   4/1/03        4/1/02
                                                                                to                       to            to
                                                                             3/31/04                   3/31/04       3/31/03
                                                                           ----------                ----------    ----------
SHARES ISSUED AND REDEEMED: (000)
   PBHG Class
   Shares Issued                                                                341                      5,285         6,585
   Shares Issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                          1,077                         --            --
   Shares Issued in Connection with the
     Reorganization of the PBHG
     Global Technology & Communications Fund 2                                   --                         --            --
   Shares Issued upon Reinvestment of  Distributions                             11                        311           546
   Shares Redeemed                                                             (200)                    (2,789)       (6,449)
                                                                              -----                     ------        ------
   Total PBHG Class Share Transactions                                        1,229                      2,807           682
                                                                              -----                     ------        ------
   Advisor Class
   Shares Issued                                                                 --                        187           119
   Shares Issued upon Reinvestment of  Distributions                             --                         62           171
   Shares Redeemed                                                               --                       (543)         (543)
                                                                              -----                     ------        ------
   Total Advisor Class Share Transactions                                        --                       (294)         (253)
                                                                              -----                     ------        ------
   Class A 3
   Shares Issued                                                                 10                          5            --
                                                                              -----                     ------        ------
   Total Class A Share Transactions                                              10                          5            --
                                                                              -----                     ------        ------
   Class C 3
   Shares Issued                                                                  7                         13            --
                                                                              -----                     ------        ------
   Total Class C Share Transactions                                               7                         13            --
                                                                              -----                     ------        ------
   Net Increase (Decrease) in Shares Outstanding                              1,246                      2,531           429
                                                                              =====                     ======        ======


                                                                      ------------------------        ------------------------
                                                                         PBHG TECHNOLOGY &                PBHG INTERMEDIATE
                                                                         COMMUNICATIONS FUND              FIXED INCOME FUND
                                                                      ------------------------        ------------------------
                                                                        4/1/03        4/1/02                   7/31/03*
                                                                          to            to                        to
                                                                        3/31/04       3/31/03                   3/31/04
                                                                      ----------    ----------                 ----------
SHARES ISSUED AND REDEEMED: (000)
   PBHG Class
   Shares Issued                                                         8,033          9,249                      692
   Shares Issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                        --             --                       --
   Shares Issued in Connection with the
     Reorganization of the PBHG
     Global Technology & Communications Fund 2                              --          2,216                       --
   Shares Issued upon Reinvestment of  Distributions                        --             --                       17
   Shares Redeemed                                                     (14,734)       (14,866)                     (90)
                                                                       -------        -------                      ---
   Total PBHG Class Share Transactions                                  (6,701)        (3,401)                     619
                                                                       -------        -------                      ---
   Advisor Class
   Shares Issued                                                           565            457                       --
   Shares Issued upon Reinvestment of  Distributions                        --             --                       --
   Shares Redeemed                                                        (228)          (153)                      --
                                                                       -------        -------                      ---
   Total Advisor Class Share Transactions                                  337            304                       --
                                                                       -------        -------                      ---
   Class A 3
   Shares Issued                                                             5             --                        5
                                                                       -------        -------                      ---
   Total Class A Share Transactions                                          5             --                        5
                                                                       -------        -------                      ---
   Class C 3
   Shares Issued                                                             5             --                        6
                                                                       -------        -------                      ---
   Total Class C Share Transactions                                          5             --                        6
                                                                       -------        -------                      ---
   Net Increase (Decrease) in Shares Outstanding                        (6,354)        (3,097)                     630
                                                                       =======        =======                      ===

                                                                 ------------------------       ------------------------
                                                                     PBHG IRA CAPITAL                     PBHG
                                                                    PRESERVATION FUND              CASH RESERVES FUND
                                                                 ------------------------       ------------------------
                                                                  4/1/03         4/1/02           4/1/03         4/1/02
                                                                    to             to               to             to
                                                                  3/31/04        3/31/03          3/31/04        3/31/03
                                                                ----------     ----------       ----------      ----------
SHARES ISSUED AND REDEEMED: (000)
   PBHG Class
   Shares Issued                                                    55,288        69,932            62,725       115,411
   Shares Issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                    --            --                --            --
   Shares Issued in Connection with the
     Reorganization of the PBHG
     Global Technology & Communications Fund 2                          --            --                --            --
   Shares Issued upon Reinvestment of  Distributions                 4,373         3,740               214           942
   Shares Redeemed                                                 (36,531)       (6,180)         (103,493)     (129,405)
                                                                   -------        ------          --------      --------
   Total PBHG Class Share Transactions                              23,130        67,492           (40,554)      (13,052)
                                                                   -------        ------          --------      --------
   Advisor Class
   Shares Issued                                                       654           224                --            --
   Shares Issued upon Reinvestment of  Distributions                    15             2                --            --
   Shares Redeemed                                                     (75)          (13)               --
                                                                   -------        ------          --------      --------
   Total Advisor Class Share Transactions                              594           213                --            --
                                                                   -------        ------          --------      --------
   Class A 3
   Shares Issued                                                         5            --                --            --
                                                                   -------        ------          --------      --------
   Total Class A Share Transactions                                      5            --                --            --
                                                                   -------        ------          --------      --------
   Class C 3
   Shares Issued                                                         5            --                --            --
                                                                   -------        ------          --------      --------
   Total Class C Share Transactions                                      5            --                --            --
                                                                   -------        ------          --------      --------
   Net Increase (Decrease) in Shares Outstanding                    23,734        67,705           (40,554)      (13,052)
                                                                   =======        ======          ========      ========

*   Commencement of Operations

1.  See Note 1 on page 111.

2.  See Note 10 on page 124.

3. Class A and C shares commenced operations on September 30, 2003 for PBHG REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for PBHG Small Cap Value, PBHG Intermediate Fixed, and PBHG IRA Capital Preservation Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                   120 & 121

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
As of March 31, 2004



6.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2004, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes and return of capital which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                             INCREASE
                                            (DECREASE)          INCREASE
                                           ACCUMULATED        UNDISTRIBUTED
                          DECREASE         NET REALIZED       NET INVESTMENT
                       PAID IN-CAPITAL         GAIN              INCOME
                            (000)              (000)              (000)
                       ---------------     -------------      --------------
Emerging Growth Fund     $(30,468)            $25,396           $  5,072
Growth Fund               (78,453)             63,198             15,255
Large Cap 20 Fund          (2,833)                 --              2,833
Large Cap Growth Fund      (1,612)                 --              1,612
Select Growth Fund         (3,646)                 --              3,646
Strategic Small
   Company Fund              (919)                 --                919
Focused Fund                  (40)                 --                 40
Mid-Cap Fund                   --              (2,009)             2,009
Small Cap Fund               (979)                 --                979
Clipper Focus Fund             --                (333)               333
Small Cap Value Fund           --                 (58)                58
REIT Fund*                   (513)               (816)             1,329
Technology &
   Communications Fund     (4,851)                 (1)             4,852
Intermediate Fixed
   Income Fund                 --                  (1)                 1
IRA Capital
   Preservation Fund       (6,019)             (8,836)            14,855


These reclassifications had no effect on net assets or net asset value per share.

 * Information reflects fund activity based on the fund's 12/31/03 tax reporting year.

The tax character of dividends and distributions declared during the years ended March 31, 2004 and 2003 were as follows:

                         ORDINARY   LONG-TERM    RETURN OF
                          INCOME   CAPITAL GAIN   CAPITAL    TOTAL
                           (000)      (000)        (000)     (000)
                          --------  -----------  --------  ---------
Disciplined Equity Fund
   2004                   $   317    $   --      $  --     $    317
   2003                       524        --         --          524
Large Cap Fund
   2004                     3,484        --         --        3,484
   2003                     4,660        --         --        4,660
Clipper Focus Fund
   2004                     4,140     1,135         --        5,275
   2003                    13,266     4,010         --       17,276
Small Cap Value Fund
   2004                       198       --          --          198
REIT Fund
   2004                     3,772     1,682        513        5,967
   2003                     7,207     2,803        264       10,274
Intermediate Fixed
   Income Fund
   2004                       177       --          --          177
IRA Capital
   Preservation Fund
   2004                    39,079       --       6,019       45,098
   2003                    37,065       677         --       37,742
Cash Reserves Fund
   2004                       235       --          --          235
   2003                       983       --          --          983


The following funds paid no distributions during the fiscal years ended 2004 and 2003, respectively: Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Mid-Cap, Small Cap, and Technology & Communications Funds.

As of March 31, 2004, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        POST       UNREALIZED         OTHER
                                      ORDINARY        LONG-TERM         LOSS         OCTOBER    APPRECIATION/     TEMPORARY
                                       INCOME       CAPITAL GAIN    CARRYFORWARDS    LOSSES    (DEPRECIATION)    DIFFERENCES
                                        (000)           (000)           (000)         (000)         (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                 $    --         $     --       $  (344,309)  $      --     $  80,065       $      --
Growth Fund                               --               --        (1,565,906)         --       269,702              --
Large Cap 20 Fund                         --               --          (358,125)         --        44,484              --
Large Cap Growth Fund                     --               --          (195,567)         --        48,616              --
Select Growth Fund                        --               --        (1,196,040)         --        39,080              --
Strategic Small Company Fund              --               --           (16,195)         --        19,415              --
Disciplined Equity Fund                  139               --           (27,234)         --         5,457              --
Focused Fund                              --               --            (4,573)         --         1,215              --
Large Cap Fund                           349               --          (119,534)         --        11,744              --
Mid-Cap Fund                           2,110           10,861                --          --        63,002              --
Small Cap Fund                            --               --           (32,422)         --        17,127              --
Clipper Focus Fund                     1,009               --                --          --        72,154              --
Small Cap Value Fund                     260              628                --          --         7,744              (3)


                                                                      PBHG FUNDS

                                    UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        POST       UNREALIZED         OTHER
                                      ORDINARY        LONG-TERM         LOSS         OCTOBER    APPRECIATION/     TEMPORARY
                                       INCOME       CAPITAL GAIN    CARRYFORWARDS    LOSSES    (DEPRECIATION)    DIFFERENCES
                                        (000)           (000)           (000)         (000)         (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
REIT Fund*                              $ --            $ --        $        --      $  (373)     $ 21,011       $      --
Technology & Communications Fund          --              --         (2,469,757)          --        60,039              (4)
Intermediate Fixed Income Fund           129              --                 --           --            46             (25)
IRA Capital Preservation Fund             --              --                 --       (1,932)       (3,292)          9,704
Cash Reserves                             11              --                 (9)          --            --             (11)


* Information reflects fund activity based on the fund's December 31, 2003 tax reporting year.

Post-October losses represent losses realized on investment transactions from November 1, 2003 through March 31, 2004 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2004, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                        EXPIRING MARCH 31,
                                      --------------------------------------------------------------------------------------
                                        2007           2008            2009           2010             2011          TOTAL
                                      -------        -------      ----------      -----------        ---------    ----------
Emerging Growth Fund                      --         $ 9,632      $   13,905      $   200,025        $120,747     $  344,309
Growth Fund                               --          10,248           1,680        1,241,238         312,740      1,565,906
Large Cap 20 Fund                         --              --              --          252,728         105,397        358,125
Large Cap Growth Fund                     --              --           7,780          114,491          73,296        195,567
Select Growth Fund                        --              --         192,159          877,967         125,914      1,196,040
Strategic Small Company Fund              --              --              --               --          16,195         16,195
Disciplined Equity Fund               $6,920             282              --               87          19,945         27,234
Focused Fund                              --              --              --               --           4,573          4,573
Large Cap Fund                            --              --              --           20,038          99,496        119,534
Small Cap Fund                            --              --              --               --          32,422         32,422
Technology & Communications Fund          --              --          89,757        1,954,050         425,950      2,469,757
Cash Reserves Fund                        --               4              --                5              --              9



As of June 20, 2003, the PBHG Emerging Growth Fund and the PBHG Growth Fund charged paid in capital $25,395,885 and $63,198,250 and credited accumulated net realized loss $25,395,885 and $63,198,250, respectively, due to the PBHG Limited Fund and the PBHG New Opportunities Fund merger with the PBHG Emerging Growth Fund (Note 10) and the PBHG Core Growth Fund merger with the PBHG Growth Fund (Note 10). Internal Revenue Code 382 limits the amount of the annual capital loss carryover available for use and also requires the Funds to permanently forfeit $25,395,885 and 63,198,250, respectively, in capital loss carryovers from prior years. The PBHG Emerging Growth Fund and the PBHG Growth Fund had capital loss carryovers of $344,309,010 and $1,565,906,074, respectively, which may be applied against any realized net taxable gains until the expiration date (see previous schedule for breakdown). The PBHG Emerging Growth Fund and PBHG Growth Fund utilized $74,552,350 and $132,316,776, respectively, of net tax basis capital losses during the current year to offset net realized gains from investment transactions.

At March 31, 2004, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at March 31, 2004 were as follows:

                                                                       NET
                                                                    UNREALIZED
                         FEDERAL      UNREALIZED     UNREALIZED    APPRECIATION/
                         TAX COST    APPRECIATION   DEPRECIATION  (DEPRECIATION)
                          (000)          (000)          (000)          (000)
                        ----------     ---------     ---------      ----------
Emerging Growth Fund    $  196,693     $  85,055     $  (4,990)     $  80,065
Growth Fund                775,662       280,114       (10,412)       269,702
Large Cap 20 Fund          177,479        46,880        (2,396)        44,484
Large Cap Growth Fund      136,965        50,847        (2,231)        48,616
Select Growth Fund         194,830        44,379        (5,299)        39,080
Strategic Small
   Company Fund             52,410        21,228        (1,813)        19,415
Disciplined Equity Fund     60,214         6,259          (802)         5,457
Focused Fund                25,492         1,872          (657)         1,215
Large Cap Fund             212,880        17,822        (6,078)        11,744



                                                                       NET
                                                                    UNREALIZED
                         FEDERAL      UNREALIZED     UNREALIZED    APPRECIATION/
                         TAX COST    APPRECIATION   DEPRECIATION  (DEPRECIATION)
                          (000)          (000)          (000)         (000)
                        ----------     ---------     ---------      ---------
Mid-Cap Fund            $  392,464     $ 69,958      $  (6,956)     $ 63,002
Small Cap Fund              86,471       19,464         (2,337)       17,127
Clipper Focus Fund       1,057,952      152,345        (80,191)       72,154
Small Cap Value Fund        17,987        7,996           (252)        7,744
REIT Fund                  116,400       32,601           (109)       32,492
Technology &
   Communications Fund     272,778       65,481         (5,442)       60,039
 Intermediate Fixed
   Income Fund               8,127          104            (58)           46
 IRA Capital
   Preservation Fund     1,689,724       27,730         (3,591)       24,139

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of March 31, 2004


7. CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer cyclical, consumer non-cyclical, services and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries.

At March 31, 2004, 19.65% of the outstanding shares of the Small Cap Value Fund were held by three shareholders. Additionally, the Portfolios have omnibus accounts, which hold shares on behalf of several individual shareholders.

8.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $150 million committed line of credit available to the Funds in the PBHG Fund Family.
Prior to June 4, 2003 the line of credit available to the Funds in the PBHG Fund Family was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily. The Portfolios had no outstanding borrowings at March 31, 2004 or at any time during the year ended March 31, 2004.

9.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds"), a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Fund may not borrow more than 10% of its assets.

During the fiscal year ended March 31, 2004, the PBHG Insurance Series Fund (the "Portfolios") borrowed funds from PBHG IRA Capital Preservation Fund. The amount borrowed was $30,357,754 and the interest paid on the borrowing and the corresponding interest rate were $5,455 and 1.26%, respectively. The average amount of borrowings during the year was $25,606,699. The Portfolios had no outstanding borrowings or loans under the interfund lending agreement at March 31, 2004.

10.  FUND REORGANIZATIONS

On June 20, 2003, the assets of the PBHG Core Growth Fund were reorganized into the PBHG Growth Fund. Under the Agreement and Plan of Reorganization, 4,364,758 shares of the PBHG Core Growth Fund were exchanged for 2,426,979 shares of the PBHG Growth Fund in a tax-free exchange.

The value of the PBHG Core Growth Fund on June 20, 2003 was $38,292,873. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Core Growth Fund, which included net investment loss of $93,898, accumulated realized losses of $76,533,450, and unrealized gains of $5,135,706, combined with the PBHG Growth Fund was $1,286,227,465.

On June 20, 2003, the assets of the PBHG Limited Fund and PBHG New Opportunities Fund were reorganized into the PBHG Emerging Growth Fund. Under the Agreement and Plan of Reorganization, 6,189,582 shares of the PBHG Limited Fund and 1,335,096 shares of the PBHG New Opportunities Fund were exchanged for 7,332,758 shares of the PBHG Emerging Growth Fund in a tax-free exchange.

The value of the PBHG Limited Fund and the PBHG New Opportunities Fund on June 20, 2003 was $46,086,847 and $29,403,893, respectively. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Limited Fund, which included net investment loss of $137,811, accumulated realized losses of $21,681,441, and unrealized gains of $12,590,592, and the value of the PBHG New Opportunities Fund, which included net investment loss of $94,635, accumulated realized losses of $30,247,355, and unrealized gains of $5,692,034, combined with the PBHG Emerging Growth Fund was $267,138,968.

On March 7, 2003, the assets of the PBHG Global Technology & Communications Fund were reorganized into the PBHG Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 8,267,235.999 shares of the PBHG Global Technology & Communications Fund were exchanged for 2,216,327.679 shares of the PBHG Technology & Communications Fund in a tax-free exchange.

The value of the PBHG Global Technology & Communications Fund on March 7, 2003 was $15,955,123, which included $1,065,107 in unrealized losses. Upon the business combination of such Funds on March 7, 2003, the value of the PBHG Global Technology & Communications Fund, which included net investment loss of $361,096, accumulated realized losses of $89,278,161 and unrealized losses of $1,065,107, combined with the PBHG Technology & Communications Fund was $256,108,689.

11. LITIGATION

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") announced on November 13, 2003 that founders Harold J. Baxter and Gary L. Pilgrim had stepped down from all their positions with Pilgrim Baxter and from all their positions with PBHG Funds and PBHG Insurance Series Fund (collectively the "PBHG Fund Family"). David J. Bullock, President of Pilgrim Baxter, now also serves as the Chief Executive Officer of Pilgrim Baxter. In addition, Mr. Bullock was elected by the Board of Trustees of the PBHG Fund Family to the positions of President of PBHG Funds and PBHG Insurance Series Fund. Mr. Baxter's role as chairman of Pilgrim Baxter was assumed by Scott F. Powers, chief executive of Old Mutual Asset Management, the US asset management group of Pilgrim Baxter's corporate parent, London-based Old Mutual plc.

In connection with an examination of active trading of mutual fund shares by the United States Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG"), Pilgrim Baxter received inquiries and subpoenas for documents from those agencies. Pilgrim Baxter retained independent counsel to assist in responding to these inquiries and to conduct a thorough and independent examination of mutual fund shareholder trading practices in the PBHG Fund Family. This internal examination revealed that Mr. Pilgrim had a significant but passive investment in a private investment limited partnership, unaffiliated with Pilgrim Baxter, that actively purchased and redeemed shares of certain PBHG Funds and other mutual funds. This partnership's investment activity in PBHG Funds was limited to the period from March 2000 to December 2001. Mr. Baxter had knowledge of Mr. Pilgrim's investment and that the limited partnership was actively trading in PBHG Funds shares. Pilgrim Baxter's independent counsel has reported the results of its examination to the PBHG Funds' Board of Trustees. The Trustees, assisted by the Trustee's independent counsel and other independent experts, are separately reviewing these matters. In addition, Pilgrim Baxter and the PBHG Fund Family are continuing to cooperate with the SEC and the NYAG with respect to the resolution of these matters.

                                                                      PBHG FUNDS



Pilgrim Baxter determined that certain corrective measures were appropriate relating to the PBHG Fund Family's shareholder trading policies and practices. As a result, Pilgrim Baxter informed the PBHG Fund Family that: (1) Mr. Pilgrim will disgorge all personal profits he received from his investment in the limited partnership for the period March 2000 to December 2001; (2) Pilgrim Baxter will reimburse management fees earned which were attributable to that limited partnership's investment in PBHG Funds; (3) Pilgrim Baxter has retained an independent accounting firm to conduct a separate review of the adequacy of internal controls and procedures affecting processes and functions critical to the investment management and administration of the PBHG Fund Family; and (4) Pilgrim Baxter's then current practices of attempting to prevent market timing activity in the PBHG Fund Family have been formally adopted as policies and disclosed in the PBHG Fund Family prospectuses.

The review of Pilgrim Baxter's practices and policies in these matters is ongoing, and will continue until any concerns that the Independent Trustees of the PBHG Fund Family may have are addressed. The Trustees, assisted by the Trustees' independent counsel, will continue to closely monitor Pilgrim Baxter's review of its practices and policies. Pilgrim Baxter will continue to work closely with the Independent Trustees.

On November 20, 2003, the SEC filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Mr. Pilgrim, Mr. Baxter and Pilgrim Baxter (the "SEC Action") based in part on the circumstances described above as well as allegations that Mr. Baxter provided non-public PBHG Funds portfolio information to a broker-dealer which made this information available to its customers who then engaged in market timing the PBHG Funds. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief. With respect to Messrs. Pilgrim and Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and that Messrs. Pilgrim and Baxter be permanently enjoined from acting in certain enumerated positions with an investment company pursuant to section 36(a) of the Investment Company Act of 1940.

In addition, on November 20, 2003, the NYAG filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, Mr. Pilgrim, and Mr. Baxter (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and
Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief. In addition, with respect to Messrs. Pilgrim and Baxter, the NYAG Action seeks injunctions, disgorgement, civil monetary penalties and other relief.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company, including the Fund. Your fund has been informed by Pilgrim Baxter, if these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Fund's investment adviser. There is no assurance that such exemptive relief will be granted.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds, Pilgrim Baxter and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. On March 3, 2004, the Panel issued a conditional transfer order centralizing the administration of a number of the private litigations cases against PBHG Funds, Pilgrim Baxter and related parties as "tag-along" actions. A number of additional cases have since also been designated as "tag-along" cases for centralization.

More detailed information regarding the lawsuits is provided in PBHG Funds' Prospectus and Statement of Additional Information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Prospectus or Statement of Additional Information.

At this time, management is unable to determine what, if any, financial impact these events may have on PBHG Funds results of operations or financial condition. In the event the PBHG Funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected Funds may pursue claims on behalf of such Funds against any party that may have liability to the Funds in respect thereof.

12. EXPENSES BORNE BY ADVISER

The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the Portfolios would have been higher than what is reflected in the tables.

13. SUBSEQUENT EVENTS

Effective on or about June 1, 2004, all Portfolios (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Portfolios within 10 calendar days of their purchase. The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Portfolio shares redeemed exceeds the number of Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of the Portfolio have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Portfolio will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the Cash Reserves Fund. Also, the holding period for shares of the IRA Capital Preservation Fund will be twelve months instead of 10 days. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Fund's Prospectus.

Effective June 3, 2004, the line of credit will be discontinued for the PBHG Fund Family.

PBHG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF PBHG FUNDS:

In our opinion, the accompanying statements of net assets for PBHG Emerging Growth Fund, PBHG Growth Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG Intermediate Fixed Income Fund, PBHG IRA Capital Preservation Fund, PBHG Cash Reserves Fund (constituting PBHG Funds hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of each of the Fund at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2004

PBHG FUNDS
                                           PBHG SHAREHOLDER MEETINGS (unaudited)
--------------------------------------------------------------------------------

A special meeting of the shareholders of the
PBHG Core Growth Fund was held on
June 19, 2003 to vote on the following matter:
                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              --------            -------         -------       ------------------
To approve the Agreement and Plan of Reorganization for the
PBHG Core Growth Fund into the PBHG Growth Fund               1,696,979           115,391          55,924           4,430,928


A special meeting of the shareholders of the
PBHG Limited Fund was held on June
19, 2003 to vote on the following matter:
                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              --------            -------         -------       -----------------
To approve the Agreement and Plan of
Reorganization for the PBHG Limited Fund
into the PBHG Emerging Growth Fund                            2,043,863           694,740          75,874           6,523,637


A special meeting of the shareholders of the PBHG New Opportunities Fund was held on June 19, 2003 to vote on the following matter:

                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              ---------           -------         -------       ------------------
To approve the Agreement and Plan of
Reorganization for the PBHG New Opportunities Fund
into the PBHG Emerging Growth Fund                              543,941            86,380          11,761           1,500,553


A special meeting of the shareholders of the TS&W Small Cap Fund LLC was held on
July 23, 2003 to vote on the following matter:

                                                                                                                      TOTAL
                                                                 FOR              AGAINST         ABSTAIN       SHARES OUTSTANDING
                                                              ---------           -------         -------       ------------------
To approve the Agreement and Plan of
Reorganization for the TS&W Small Cap Value
Fund LLC into the PBHG Small Cap Value Fund                   1,076,886            63,134              --           1,140,020



                               PBHG SECURITY PROXY VOTING GUIDELINES (unaudited)
--------------------------------------------------------------------------------

A description of the guidelines that the Fund or the Fund's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-433-0051; (ii) on the Fund's website at http://www.pbhgfunds.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) through the Fund's website at http://www.pbhgfunds.com; and (ii) on the Commission's website at http://www.sec.gov.

PBHG FUNDS

PBHG DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

AVERAGES
The LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE represents the average performance of 464 mutual funds classified by Lipper, Inc. in the Intermediate Investment Grade Debt category.

The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents the average performance of 1,069 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents the average performance of 637 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The LIPPER MID-CAP CORE FUNDS AVERAGE represents the average performance of 329 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents the average performance of 529 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The LIPPER MONEY MARKET FUNDS AVERAGE represents the average performance of 411 mutual funds classified by Lipper, Inc. in the Money Market category.

The LIPPER MULTI-CAP CORE FUNDS AVERAGE represents the average performance of 623 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.

The LIPPER MULTI-CAP GROWTH FUNDS AVERAGE represents the average performance of 430 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category.

The LIPPER MULTI-CAP VALUE FUNDS AVERAGE represents the average performance of 510 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.

The LIPPER REAL ESTATE FUNDS AVERAGE represents the average performance of 197 mutual funds classified by Lipper, Inc. in the Real Estate category.

The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents the average performance of 323 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents the average performance of 548 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents the average performance of 512 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.


INDICES

The LEHMAN INTERMEDIATE U.S. AGGREGATE BOND INDEX is an unmanaged index of fixed income securities with medium term durations.

The PSE TECHNOLOGY INDEX(R) is a price-weighted index of the top 100 U.S. technology stocks.

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than- average growth orientation.

The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index witH lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000(R) INDEX is an unmanaged index comprised of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL 3000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a higher price-to-book ratio and higher forecasted growth values.

The RYAN 5-YEAR GIC MASTER INDEX is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The WILSHIRE REAL ESTATE SECURITIES INDEX is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships.

The Indices/Averages are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices/Averages assume reinvestment of capital gains and income dividends but assume no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices/Averages is not possible.

PBHG FUNDS

PBHG DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

STYLE BOX
=========


EQUITY FUNDS --

The Fund has been assigned to a style box category that is reflective of its relative investment style and characteristics as of March 31, 2004. Companies categorized as large cap have market capitalizations over $10 billion; mid-cap from $2-$10 billion; and small cap less than $2 billion. Value style funds invest primarily in equities believed to be selling below their intrinsic value while growth style funds generally invest in stocks of companies that may be trading at or above their fair value based upon historical earnings, but are expected to keep growing. Funds that invest in stocks meeting both characteristics are classified as blend. Fund characteristics are subject to change and may not always reflect the style box classification.

FIXED INCOME FUNDS --

The Fund has been assigned to a style box category that is reflective of its relative investment style and characteristics as of March 31, 2004. Fixed income securities that are categorized as low quality are defined as bonds rated BB or lower, medium as bonds rated BBB through A; high as AA or better. Maturity for taxable bond funds is based on the following duration ranges; short is up to 3.5 years; intermediate is 3.5 to 6 years; and long is greater than 6 years. The Fund's portfolio is subject to change and may not always reflect the characteristics of that box.

TOP TEN HOLDINGS

There is no guarantee that the Fund continues to hold these securities or will continue to hold any of these securities in the future. The top holding information provided should not be construed as a recommendation to purchase or sell a particular security.

PBHG FUNDS

NOTICE TO SHAREHOLDERS (unaudited)
--------------------------------------------------------------------------------

For shareholders that do not have a March 31, 2004 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2004 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2004, each portfolio is designating the following items with regard to distributions paid during the year.

                                      Long Term      Long Term
                                    (20% Rate)      (15% Rate)     Ordinary        Return of
                                   Capital Gain    Capital Gain     Income          Capital          Total
Fund                               Distribution    Distribution  Distributions   Distributions   Distributions
----------------------------------------------------------------------------------------------------------------
 Emerging Growth Fund                  0.00%           0.00%         0.00%            0.00%           0.00%
 Growth Fund                           0.00%           0.00%         0.00%            0.00%           0.00%
 Large Cap 20 Fund                     0.00%           0.00%         0.00%            0.00%           0.00%
 Large Cap Growth Fund                 0.00%           0.00%         0.00%            0.00%           0.00%
 Select Growth Fund                    0.00%           0.00%         0.00%            0.00%           0.00%
 Strategic Small Company Fund          0.00%           0.00%         0.00%            0.00%           0.00%
 Disciplined Equity Fund               0.00%           0.00%       100.00%            0.00%         100.00%
 Focused Fund                          0.00%           0.00%         0.00%            0.00%           0.00%
 Large Cap Fund                        0.00%           0.00%       100.00%            0.00%         100.00%
 Mid-Cap Fund                          0.00%           0.00%         0.00%            0.00%           0.00%
 Small Cap Fund                        0.00%           0.00%         0.00%            0.00%           0.00%
 Clipper Focus Fund                   21.53%           0.00%        78.47%            0.00%         100.00%
 Small Cap Value Fund                  0.00%           0.00%       100.00%            0.00%         100.00%
 REIT Fund (3)                         0.00%          28.59%        61.17%           10.24%         100.00%
 Technology & Communications Fund      0.00%           0.00%         0.00%            0.00%           0.00%
 Intermediate Fixed Income Fund        0.00%           0.00%       100.00%            0.00%         100.00%
 IRA Capital Preservation Fund         0.00%           0.00%        86.62%           13.38%         100.00%
 Cash Reserves Fund                    0.00%           0.00%       100.00%            0.00%         100.00%
----------------------------------------------------------------------------------------------------------------


                                     Qualifying
                                    For Corporate
                                      Receivable      Qualifying
                                       Deduction       Dividend
Fund                                  Dividends (1)   Income (2)
----------------------------------------------------------------

 Emerging Growth Fund                   0.00%            0.00%
 Growth Fund                            0.00%            0.00%
 Large Cap 20 Fund                      0.00%            0.00%
 Large Cap Growth Fund                  0.00%            0.00%
 Select Growth Fund                     0.00%            0.00%
 Strategic Small Company Fund           0.00%            0.00%
 Disciplined Equity Fund               92.35%          100.00%
 Focused Fund                           0.00%            0.00%
 Large Cap Fund                       100.00%          100.00%
 Mid-Cap Fund                           0.00%            0.00%
 Small Cap Fund                         0.00%            0.00%
 Clipper Focus Fund                   100.00%          100.00%
 Small Cap Value Fund                  26.57%           26.36%
 REIT Fund (3)                          0.00%            0.00%
 Technology & Communications Fund       0.00%            0.00%
 Intermediate Fixed Income Fund         0.00%            0.00%
 IRA Capital Preservation Fund          0.00%            0.00%
 Cash Reserves Fund                     0.00%            0.00%

----------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) Information reflects fund activity based on the fund's 12/31/03 tax reporting year.

                                                                      PBHG FUNDS
                                  TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
--------------------------------------------------------------------------------
                                                              As of May 18, 2004

 The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and Officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.


------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                 TERM OF OFFICE AND    PRINCIPAL                IN COMPLEX
                          POSITION HELD WITH     LENGTH OF TIME        OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    THE FUND               SERVED                PAST 5 YEARS             BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson       Chairman of the        Trustee since 1997    Chief Financial          26            Director, The
(59)                      Board and lead                               Officer, The Triumph                   Triumph Group, Inc.
                          Independent Trustee                          Group, Inc.                            since 1992. Trustee,
                                                                       (manufacturing)                        PBHG Insurance
                                                                       since 1992.                            Series since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards         Trustee                Trustee since 1997    Consultant, Syrus        26            Trustee, Provident
(57)                                                                   Associates (business                   Investment Counsel
                                                                       and marketing                          Trust (investment
                                                                       consulting firm)                       company-5 portfolios
                                                                       1986-2002                              since1992.) Trustee,
                                                                                                              EQ Advisors
                                                                                                              (investment
                                                                                                              company-37
                                                                                                              portfolios) since
                                                                                                              1997. Trustee, PBHG
                                                                                                              Insurance Series
                                                                                                              since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller          Trustee                Trustee since 1997    Senior Vice              26            Trustee, PBHG
(70)                                                                   President, Cherry &                    Insurance Series
                                                                       Webb, CWT Specialty                    since 1997.
                                                                       Stores 1995-2000.
                                                                       Advisor and
                                                                       Secretary, the
                                                                       Underwoman Shoppes
                                                                       Inc. (retail
                                                                       clothing stores)
                                                                       1980-2002.
                                                                       Merchandising Group
                                                                       Vice President, R.H.
                                                                       Macy & Co. (retail
                                                                       department stores)
                                                                       1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
*Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
David J. Bullock          President              President             President and
(48)                                             since 2003            Director, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since July
                                                                       2003. Chief
                                                                       Executive Officer,
                                                                       Pilgrim Baxter &
                                                                       Associates, Ltd.,
                                                                       Trustee, PBHG Fund
                                                                       Distributors, PBHG
                                                                       Shareholder Services
                                                                       and PBHG Fund
                                                                       Services since
                                                                       November 2003.
                                                                       President, PBHG
                                                                       Insurance Series
                                                                       Fund since November
                                                                       2003. Chief
                                                                       Operating Officer,
                                                                       Pilgrim Baxter &
                                                                       Associates, Ltd.
                                                                       July 2003 to March
                                                                       2004. President and
                                                                       Chief Executive
                                                                       Officer,
                                                                       Transamerica
                                                                       Capital, Inc.
                                                                       September 1998 to
                                                                       July 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings (40)      Treasurer, Chief       Treasurer, Chief      Vice President,
                          Financial Officer,     Financial Officer,    Pilgrim Baxter &
                          Controller             Controller since      Associates, Ltd.
                                                 1997                  since 2001, Sales
                                                                       and Marketing
                                                                       Director since April
                                                                       2004, and Director
                                                                       of Mutual Fund
                                                                       Operations, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd., 1996-2001;
                                                                       Treasurer, Chief
                                                                       Financial Officer,
                                                                       Controller, PBHG
                                                                       Insurance Series
                                                                       Fund since March
                                                                       1997. President,
                                                                       PBHG Shareholder
                                                                       Services, Inc. since
                                                                       2001; President,
                                                                       PBHG Fund
                                                                       Distributors
                                                                       1999-2003. Vice
                                                                       President, PBHG Fund
                                                                       Distributors, since
                                                                       March 2003 and
                                                                       Treasurer, PBHG Fund
                                                                       Services, May
                                                                       1996-1999;
                                                                       President, PBHG Fund
                                                                       Services since
                                                                       December 1998.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr (42)         Vice President and     Vice President and    Senior Vice
                          Secretary              Secretary since 1997  President, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since 2001.
                                                                       Chief Operating
                                                                       Officer, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since March
                                                                       2004 and General
                                                                       Counsel and
                                                                       Secretary, Pilgrim
                                                                       Baxter & Associates,
                                                                       Ltd. since November
                                                                       1996; Vice President
                                                                       and Secretary, PBHG
                                                                       Insurance Series
                                                                       Fund, since March
                                                                       1997; General
                                                                       Counsel and
                                                                       Secretary, Pilgrim
                                                                       Baxter Value
                                                                       Investors, Inc.,
                                                                       November 1996 to May
                                                                       2002; General
                                                                       Counsel and
                                                                       Secretary, PBHG Fund
                                                                       Services since
                                                                       January 1998;
                                                                       General Counsel and
                                                                       Secretary, PBHG
                                                                       Shareholder Services
                                                                       since 2001; General
                                                                       Counsel and
                                                                       Secretary, PBHG Fund
                                                                       Distributors since
                                                                       January 1998.


PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST  (unaudited)
--------------------------------------------------------------------------------
As of May 18, 2004


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE AND    PRINCIPAL
                              POSITION HELD WITH     LENGTH OF TIME        OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE        THE FUND               SERVED                PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon (40)          Vice President         Vice President        Vice President and Chief Compliance
                                                     since 2001            Officer, Pilgrim Baxter & Associates,
                                                                           Ltd., since April 2001. Chief Compliance
                                                                           Officer PBHG Fund Services, PBHG
                                                                           Insurance Series Fund, PBHG Shareholder
                                                                           Services, and PBHG Fund Distributors
                                                                           since April 2001; Chief Compliance
                                                                           Officer, Pilgrim Baxter Value Investors,
                                                                           Inc., April 2001 to May 2002; Chief
                                                                           Compliance Officer, Pilgrim Baxter
                                                                           Private Equity Advisor, April 2001-March
                                                                           2003. Vice President and Deputy
                                                                           Compliance Director, Delaware
                                                                           Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney,             Vice President and     Vice President and    Vice President, Deputy General Counsel
III (43)                      Assistant Secretary    Assistant Secretary   and Assistant Secretary, Pilgrim Baxter
                                                     since 2002            & Associates, Ltd., PBHG Fund
                                                                           Distributors and PBHG Fund Services
                                                                           since January 2004. Vice President and
                                                                           Assistant Secretary, PBHG Insurance
                                                                           Series Fund since March 2002. Vice
                                                                           President, Senior Legal Counsel and
                                                                           Assistant Secretary, Pilgrim Baxter &
                                                                           Associates, Ltd. PBHG Fund Distributors
                                                                           and PBHG Fund Services, December
                                                                           2001-2004; Senior Counsel and Assistant
                                                                           Secretary, Pilgrim Baxter Value
                                                                           Investors, Inc. 2001-2002. Director and
                                                                           Senior Counsel, Merrill Lynch Investment
                                                                           Managers, L.P. and Princeton
                                                                           Administrators, L.P. from September 1997
                                                                           until December 2001 and holding various
                                                                           other positions with these companies
                                                                           from 1991 to 1997; Secretary of various
                                                                           Merrill Lynch and Mercury open-end
                                                                           funds, as well as Somerset Exchange Fund
                                                                           and The Europe Fund, Inc. until December
                                                                           2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner             Assistant Treasurer    Assistant Treasurer   Fund Administration Manager, Pilgrim
(33)                                                 since 2000            Baxter & Associates, Ltd. since February
                                                                           2000. Assistant Treasurer, PBHG
                                                                           Insurance Series Fund, since 2000. Fund
                                                                           Accounting Manager, SEI Investments
                                                                           Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne            Assistant Treasurer    Assistant Treasurer   Fund Administration Associate, Pilgrim
(31)                                                 since 2001            Baxter & Associates, Ltd. since August
                                                                           2001. Assistant Treasurer, PBHG
                                                                           Insurance Series Fund, since 2001. Fund
                                                                           Accounting Supervisor, PFPC, Inc.,
                                                                           1999-2001; Fund Accountant, PFPC, Inc.,
                                                                           1998-1999.
------------------------------------------------------------------------------------------------------------------------------------
John C. Munch One             Vice President and     Vice President and    Vice President and Assistant Secretary
Freedom Valley Road           Assistant Secretary    Assistant Secretary   of SEI Investments Global Funds Services
Oaks, PA 19456 (33)                                  since 2002            and SEI Investments Distribution Co.
                                                                           since November 2001; Vice President and
                                                                           Assistant Secretary, PBHG Insurance
                                                                           Series Fund, since 2002. Associate,
                                                                           Howard, Rice, Nemerovski, Canady, Falk &
                                                                           Rabkin (law firm), 1998-2001.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto One          Vice President and     Vice President and    Vice President and Assistant Secretary
Freedom Valley Road           Assistant Secretary    Assistant Secretary   of SEI Investments Co. and Vice
Oaks, PA 19456 (36)                                  since 2000            President and Assistant Secretary of SEI
                                                                           Investments Global Funds Services and
                                                                           SEI Investments Distribution Co. since
                                                                           November 1999; Vice President and
                                                                           Assistant Secretary, PBHG Insurance
                                                                           Series Fund, since 2000. Associate,
                                                                           Dechert Price & Rhoads (law firm)
                                                                           1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
**Officer of the Trust until such time as his or her successor is duly elected and qualified.


                                                                      PBHG FUNDS

                    [This page is intentionally left blank.]

PBHG FUNDS

                    [This page is intentionally left blank.]

PBHG (R)
FUNDS

[logo omitted]

P.O. Box 219534
Kansas City, MO 64121-9534

Investment Advisor:
Pilgrim Baxter &Associates, Ltd.

DISTRIBUTOR:
PBHG FUND DISTRIBUTORS


                          1.800.433.0051
                                WWW.PBHGFUNDS.COM




This annual report is intended for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus. The prospectus contains important information, including information about the fund's investment objectives, risks, charges and expenses and should be read carefully and considered before investing. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM. Managers' comments are as of March 31, 2004, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that securities sold have not been repurchased. Additionally, it is noted that the securities purchased do not represent the Fund's entire portfolio and in the aggregate may represent a small percentage of a Fund's portfolio.


PBHG-ANNUAL2004
04-210, 5/2004

                                  APPENDIX IV



                             2004 SEMI-ANNUAL REPORT

                                                              September 30, 2004

[GRAPHIC ART OMITTED]



                                                             [PBHG LOGO OMITTED]

                                  [BLANK PAGE]


                                                                                             PBHG FUNDS

                                                                                             TABLE OF CONTENTS
Message to Shareholders ................................................................................      1
Disclosure of Fund Expenses ............................................................................      2

STATEMENT OF NET ASSETS
PBHG Growth Funds
      PBHG EMERGING GROWTH FUND
           PBHG Class (PBEGX), Class A (PAEGX), Class C (PCEGX) ........................................      6
      PBHG GROWTH FUND
           PBHG Class (PBHGX), Advisor Class (PBGWX), Class A (PAHGX), Class C (PCHGX) .................     10
      PBHG LARGE CAP 20 FUND
           PBHG Class (PLCPX), Advisor Class (PLTAX), Class A (PLGAX), Class C (PCLAX) .................     15
      PBHG LARGE CAP GROWTH FUND
           PBHG Class (PBHLX), Advisor Class (PBLAX), Class A (PALGX), Class C (PCLGX) .................     18
      PBHG SELECT GROWTH FUND
           PBHG Class (PBHEX), Class A (PAHEX), Class C (PCHEX) ........................................     22
      PBHG STRATEGIC SMALL COMPANY FUND
           PBHG Class (PSSCX), Advisor Class (PBSSX), Class A (PSSAX), Class C (PCSSX) .................     25
PBHG Blend Funds
      ANALYTIC DISCIPLINED EQUITY FUND
           PBHG Class (PBDEX), Class A (PADEX), Class C (PCDEX) ........................................     32
      PBHG FOCUSED FUND
           PBHG Class (PBFVX), Class A (PAFCX), Class C (PCFCX) ........................................     36
      PBHG LARGE CAP FUND
           PBHG Class (PLCVX), Advisor Class (PBLVX), Class A (PLCAX), Class C (PCCAX) .................     39
      PBHG MID-CAP FUND
           PBHG Class (PBMCX), Advisor Class (PMCAX), Class A (PAMIX), Class C (PCCPX) .................     42
      PBHG SMALL CAP FUND
           PBHG Class (PBSVX), Advisor Class (PVAAX), Class A (PSAMX), Class C (PSCMX) .................     47
PBHG Value Funds
      CLIPPER FOCUS FUND
           PBHG Class (PBFOX), Advisor Class (PCLFX), Class A (PAFOX), Class C (PCFOX) .................     52
      TS&W SMALL CAP VALUE FUND
           PBHG Class (PSMVX), Class A (PACVX), Class C (PCCVX) ........................................     55
PBHG Specialty Funds
      HEITMAN REIT FUND
           PBHG Class (PBRTX), Advisor Class (PBRAX), Class A (PARTX), Class C (PCRTX) .................     59
      PBHG TECHNOLOGY & COMMUNICATIONS FUND
           PBHG Class (PBTCX), Advisor Class (PTNAX), Class A (PATCX), Class C (PCOMX) .................     62
PBHG Fixed Income Funds
      DWIGHT INTERMEDIATE FIXED INCOME FUND
           PBHG Class (PBFIX), Class A (PAFIX), Class C (PCIRX) ........................................     66
      PBHG IRA CAPITAL PRESERVATION FUND
           PBHG Class (PBCPX), Advisor Class (PACPX), Class A (PIRAX), Class C (PIRCX) .................     70
PBHG Money Market Funds
      PBHG CASH RESERVES FUND
           (PBCXX) .....................................................................................     72

Statements of Operations ...............................................................................     74
Statements of Changes in Net Assets ....................................................................     78
Financial Highlights ...................................................................................     84
Notes to Financial Statements ..........................................................................     93
PBHG Funds Shareholder Meetings and Security Proxy Voting Guidelines ...................................    110
PBHG Funds Disclosure Notes ............................................................................    111
Trustees and Officers of the Trust .....................................................................    113

            PBHG FUNDS

                      [This page intentionally left blank.]

                                                         PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   The stock market had to navigate choppy waters during the six months ended September 30, 2004, with a variety of factors making for difficult sailing. While the market managed to cling to gains in the first half of the period, stocks failed to make any forward progress against some strong headwinds in the last three months. Making gains difficult for equity investors were four E's and a few I's: energy, employment, earnings and the election, along with inflation, interest rates and Iraq.

   Oil hit record highs during the period, with new fighting in Nigeria, Africa's largest oil exporter, showing just how sensitive supply and prices are to disruptions. Despite the market's concerns over rising energy costs, the Federal Reserve felt comfortable enough with the level of economic growth to begin a measured campaign of bringing interest rates up to a more neutral level. The Fed raised rates three times over the past six months, bringing the federal funds rate to 1.75%. While in the short-term, surging oil prices have negatively impacted GDP growth, Fed Chairman Alan Greenspan recently stated that he believed the long-term effects would likely be limited, as technological advances and market forces would likely ensure the world had an adequate supply of oil as it makes an eventual transition to other energy sources. However, investors still had to contend with a variety of economic terms, like deflation, inflation, and now, stagflation, over a relatively short time frame. While inflationary pressures appear to have abated, the pressure instead has been on many corporations, which have had their margins squeezed after finding it difficult to pass rising costs on to consumers. As a result, corporate earnings growth has subsided and several bellwether companies revised their earnings estimates downward.

   The S&P 500 Index was down a modest 0.18% while the Dow Jones Industrial Average fell 2.68% for the six-months ended September 30, 2004. With the exception of a September rebound, technology stocks remained under water for most of the period and the Nasdaq Composite Index lost 4.87%. With technology and other growth-oriented sectors taking it on the chin, it was not surprising that many growth indexes, along with our growth funds, posted disappointing results for the period, while value stocks generally fared better. Energy was a clear winner and several of our value and core funds used strong energy picks to keep pace with their respective benchmarks. For complete performance information on the PBHG Funds (PBHG class shares), please refer to the pages that follow.

   As you read through this report, you may note that the name of the investment adviser to the PBHG Funds, formerly Pilgrim Baxter & Associates, Ltd., has changed to Liberty Ridge Capital, Inc. effective October 1, 2004. Over the past year, the firm has been implementing a new strategic direction and introducing extensive reforms and the new name reflects these accomplishments. While significant for the dedicated employees of Liberty Ridge Capital in marking a new direction for the firm, this name change does not affect any of the funds in the PBHG Funds or your investment. Liberty Ridge Capital will continue to serve as the investment adviser to the PBHG Funds. Several of our funds' names also changed during the period to highlight the asset class specialists that sub-advise them. These funds include Analytic Disciplined Equity, Clipper Focus, TS&W Small Cap Value, Heitman REIT and Dwight Intermediate Fixed Income Funds.

   The stock market is at a critical juncture, as heightened uncertainty has kept the market range-bound. Now that the presidential election is behind us and a clear winner determined with the reelection of George W. Bush to a second term, it seems to have provided a much-needed psychological lift to the market. With regard to oil, a longer-term perspective may be helpful. The last truly shocking imbalance in the oil market almost three decades ago was of short duration and did not impede the onset of the subsequent secular bull market. Today's oil market imbalances are much less dramatic and we believe they will eventually be absorbed by the system. Further, we believe economic growth is still on track for the fourth quarter, interest rates remain near historical lows, and neither inflation nor deflation appears to put growth at risk. In our view, the economic recovery is relatively young in the context of past business cycle recoveries, and the recent "pause" on this recovery path is also a common feature of past cycles. Were it not for surging oil prices, we expect that the economy would likely be producing faster job growth already. Thank you for your investment in the PBHG Funds.


Sincerely,


/S/DAVID J. BULLOCK            [PHOTO OMITTED]

David J. Bullock
PRESIDENT
PBHG FUNDS

            PBHG FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

O ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the six month period ended September 30, 2004. The "Expenses Paid During Six Month Period" column shows the acutal expenses incurred on a $1,000 investment in the fund, and the "Ending Account Value" number is derived by deducting that expense amount from the "Beginning Account Value" and adding or subtracting the gain or loss from investing activity.

You can use this information, together with the actual value of your investment in the fund, to estimate the expenses you paid over that same six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your fund under "Expenses Paid During Six Month Period".

O HYPOTHETICAL 5% RETURN. This section helps you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year and that the expense ratio "Annualized Expense Ratios for the Six Month Period" for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Six Month Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your fund's actual return -- the account values shown do not apply to your specific investment.


                                                     ANNUALIZED      EXPENSES
                            BEGINNING     ENDING      EXPENSE          PAID
                             ACCOUNT      ACCOUNT      RATIOS         DURING
                              VALUE        VALUE     FOR THE SIX     SIX MONTH
                             3/31/04      9/30/04    MONTH PERIOD      PERIOD*
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return        $1,000.00   $   876.80        1.49%         $7.01
  Hypothetical 5% Return     1,000.00     1,017.60        1.49           7.54
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       875.70        1.74           8.18
  Hypothetical 5% Return     1,000.00     1,016.34        1.74           8.80
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       872.10        2.49          11.69
  Hypothetical 5% Return     1,000.00     1,012.58        2.49          12.56
--------------------------------------------------------------------------------
PBHG Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       910.60        1.42           6.80
  Hypothetical 5% Return     1,000.00     1,017.95        1.42           7.18
--------------------------------------------------------------------------------
PBHG Growth Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       908.80        1.66           7.94
  Hypothetical 5% Return     1,000.00     1,016.75        1.66           8.39


                                                      ANNUALIZED     EXPENSES
                             BEGINNING     ENDING        EXPENSE        PAID
                              ACCOUNT     ACCOUNT        RATIOS        DURING
                               VALUE       VALUE      FOR THE SIX     SIX MONTH
                              3/31/04     9/30/04     MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
PBHG Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return        $1,000.00   $   909.40        1.68%         $8.04
  Hypothetical 5% Return     1,000.00     1,016.65        1.68           8.49
--------------------------------------------------------------------------------
PBHG Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       906.30        2.42          11.56
  Hypothetical 5% Return     1,000.00     1,012.94        2.42          12.21
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       957.70        1.46           7.17
  Hypothetical 5% Return     1,000.00     1,017.75        1.46           7.38
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       956.00        1.71           8.38
  Hypothetical 5% Return     1,000.00     1,016.50        1.71           8.64
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       956.30        1.71           8.39
  Hypothetical 5% Return     1,000.00     1,016.50        1.71           8.64

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

                                           PBHG FUNDS

                                                      ANNUALIZED     EXPENSES
                            BEGINNING    ENDING        EXPENSE          PAID
                             ACCOUNT     ACCOUNT        RATIOS         DURING
                              VALUE       VALUE       FOR THE SIX    SIX MONTH
                             3/31/04     9/30/04      MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return        $1,000.00   $   952.20        2.46%        $12.04
  Hypothetical 5% Return     1,000.00     1,012.73        2.46          12.41
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       963.10        1.33           6.55
  Hypothetical 5% Return     1,000.00     1,018.40        1.33           6.73
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       961.80        1.58           7.77
  Hypothetical 5% Return     1,000.00     1,017.15        1.58           7.99
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       962.10        1.58           7.77
  Hypothetical 5% Return     1,000.00     1,017.15        1.58           7.99
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       958.80        2.33          11.44
  Hypothetical 5% Return     1,000.00     1,013.39        2.33          11.76
--------------------------------------------------------------------------------
PBHG Select Growth Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       946.40        1.52           7.42
  Hypothetical 5% Return     1,000.00     1,017.45        1.52           7.69
--------------------------------------------------------------------------------
PBHG Select Growth Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       945.40        1.77           8.63
  Hypothetical 5% Return     1,000.00     1,016.19        1.77           8.95
--------------------------------------------------------------------------------
PBHG Select Growth Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       941.80        2.52          12.27
  Hypothetical 5% Return     1,000.00     1,012.43        2.52          12.71
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       929.10        1.50           7.25
  Hypothetical 5% Return     1,000.00     1,017.55        1.50           7.59
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       928.10        1.75           8.46
  Hypothetical 5% Return     1,000.00     1,016.29        1.75           8.85
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       927.50        1.75           8.46
  Hypothetical 5% Return     1,000.00     1,016.29        1.75           8.85
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       924.20        2.50          12.06
  Hypothetical 5% Return     1,000.00     1,012.53        2.50          12.61


                                                     ANNUALIZED      EXPENSES
                            BEGINNING     ENDING      EXPENSE          PAID
                             ACCOUNT     ACCOUNT       RATIOS          DURING
                              VALUE       VALUE      FOR THE SIX     SIX MONTH
                             3/31/04     9/30/04     MONTH PERIOD      PERIOD*
--------------------------------------------------------------------------------
 Analytic Disciplined Equity Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return        $1,000.00   $   985.80        1.29%         $6.42
  Hypothetical 5% Return     1,000.00     1,018.60        1.29           6.53
--------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       984.70        1.54           7.66
  Hypothetical 5% Return     1,000.00     1,017.35        1.54           7.79
--------------------------------------------------------------------------------
Analytic Disciplined Equity Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       980.60        2.29          11.37
  Hypothetical 5% Return     1,000.00     1,013.59        2.29          11.56
--------------------------------------------------------------------------------
PBHG Focused Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       976.70        1.50           7.43
  Hypothetical 5% Return     1,000.00     1,017.55        1.50           7.59
--------------------------------------------------------------------------------
PBHG Focused Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       975.50        1.75           8.67
  Hypothetical 5% Return     1,000.00     1,016.29        1.75           8.85
--------------------------------------------------------------------------------
PBHG Focused Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       972.50        2.50          12.36
  Hypothetical 5% Return     1,000.00     1,012.53        2.50          12.61
--------------------------------------------------------------------------------
PBHG Large Cap Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       985.80        1.23           6.12
  Hypothetical 5% Return     1,000.00     1,018.90        1.23           6.23
--------------------------------------------------------------------------------
PBHG Large Cap Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       984.90        1.48           7.36
  Hypothetical 5% Return     1,000.00     1,017.65        1.48           7.49
--------------------------------------------------------------------------------
PBHG Large Cap Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       984.90        1.48           7.36
  Hypothetical 5% Return     1,000.00     1,017.65        1.48           7.49
--------------------------------------------------------------------------------
PBHG Large Cap Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       981.50        2.23          11.08
  Hypothetical 5% Return     1,000.00     1,013.89        2.23          11.26
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       982.20        1.35           6.71
  Hypothetical 5% Return     1,000.00     1,018.30        1.35           6.83
--------------------------------------------------------------------------------
 PBHG Mid-Cap Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       980.40        1.60           7.94
  Hypothetical 5% Return     1,000.00     1,017.05        1.60           8.09

            PBHG FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) -- Concluded

                                                     ANNUALIZED      EXPENSES
                            BEGINNING     ENDING      EXPENSE          PAID
                             ACCOUNT     ACCOUNT       RATIOS         DURING
                              VALUE        VALUE     FOR THE SIX     SIX MONTH
                             3/31/04      9/30/04    MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return       $ 1,000.00    $  980.40        1.60%         $7.94
  Hypothetical 5% Return     1,000.00     1,017.05        1.60           8.09
--------------------------------------------------------------------------------
PBHG Mid-Cap Fund - Class C
--------------------------------------------------------------------------------
   Actual Fund Return        1,000.00       977.00        2.35          11.65
   Hypothetical 5% Return    1,000.00     1,013.29        2.35          11.86
--------------------------------------------------------------------------------
PBHG Small Cap Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       953.70        1.50           7.35
  Hypothetical 5% Return     1,000.00     1,017.55        1.50           7.59
--------------------------------------------------------------------------------
PBHG Small Cap Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       952.40        1.75           8.57
  Hypothetical 5% Return     1,000.00     1,016.29        1.75           8.85
--------------------------------------------------------------------------------
PBHG Small Cap Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       952.10        1.75           8.56
  Hypothetical 5% Return     1,000.00     1,016.29        1.75           8.85
--------------------------------------------------------------------------------
PBHG Small Cap Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       949.00        2.50          12.21
  Hypothetical 5% Return     1,000.00     1,012.53        2.50          12.61
--------------------------------------------------------------------------------
Clipper Focus Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,002.50        1.47           7.38
  Hypothetical 5% Return     1,000.00     1,017.70        1.47           7.44
--------------------------------------------------------------------------------
Clipper Focus Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,001.30        1.72           8.63
   Hypothetical 5% Return    1,000.00     1,016.44        1.72           8.69
--------------------------------------------------------------------------------
Clipper Focus Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,001.30        1.72           8.63
  Hypothetical 5% Return     1,000.00     1,016.44        1.72           8.69
--------------------------------------------------------------------------------
Clipper Focus Fund - Class C
--------------------------------------------------------------------------------
   Actual Fund Return        1,000.00       997.50        2.47          12.37
  Hypothetical 5% Return     1,000.00     1,012.68        2.47          12.46
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,064.40        1.50           7.76
  Hypothetical 5% Return     1,000.00     1,017.55        1.50           7.59

                                                      ANNUALIZED     EXPENSES
                            BEGINNING      ENDING      EXPENSE         PAID
                             ACCOUNT       ACCOUNT      RATIOS         DURING
                              VALUE         VALUE     FOR THE SIX    SIX MONTH
                             3/31/04       9/30/04    MONTH PERIOD     PERIOD*
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return        $1,000.00    $1,063.10        1.75%         $9.05
  Hypothetical 5% Return     1,000.00     1,016.29        1.75           8.85
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,059.10        2.50          12.90
  Hypothetical 5% Return     1,000.00     1,012.53        2.50          12.61
--------------------------------------------------------------------------------
Heitman REIT Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,029.20        1.33           6.77
  Hypothetical 5% Return     1,000.00     1,018.40        1.33           6.73
--------------------------------------------------------------------------------
Heitman REIT Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,028.00        1.58           8.03
  Hypothetical 5% Return     1,000.00     1,017.15        1.58           7.99
--------------------------------------------------------------------------------
Heitman REIT Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,027.90        1.58           8.03
  Hypothetical 5% Return     1,000.00     1,017.15        1.58           7.99
--------------------------------------------------------------------------------
Heitman REIT Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,023.70        2.33          11.82
  Hypothetical 5% Return     1,000.00     1,013.39        2.33          11.76
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       920.10        1.62           7.80
  Hypothetical 5% Return     1,000.00     1,016.95        1.62           8.19
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       919.50        1.87           9.00
  Hypothetical 5% Return     1,000.00     1,015.69        1.87           9.45
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       919.10        1.87           9.00
  Hypothetical 5% Return     1,000.00     1,015.69        1.87           9.45
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00       916.00        2.62          12.58
  Hypothetical 5% Return     1,000.00     1,011.93        2.62          13.21
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,026.40        0.85           4.32
  Hypothetical 5% Return     1,000.00     1,020.81        0.85           4.31

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

                                              PBHG FUNDS


                                                     ANNUALIZED      EXPENSES
                            BEGINNING     ENDING       EXPENSE          PAID
                             ACCOUNT      ACCOUNT      RATIOS          DURING
                              VALUE        VALUE     FOR THE SIX     SIX MONTH
                             3/31/04      9/30/04    MONTH PERIOD      PERIOD*
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return        $1,000.00    $1,025.10        1.10%         $5.58
  Hypothetical 5% Return     1,000.00     1,019.55        1.10           5.57
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,022.30        1.85           9.38
  Hypothetical 5% Return     1,000.00     1,015.79        1.85           9.35
--------------------------------------------------------------------------------
PBHG IRA Capital Preservation Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,011.10        0.88           4.44
  Hypothetical 5% Return     1,000.00     1,020.66        0.88           4.46
--------------------------------------------------------------------------------
PBHG IRA Capital Preservation Fund - Advisor Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,010.00        1.13           5.69
  Hypothetical 5% Return     1,000.00     1,019.40        1.13           5.72
--------------------------------------------------------------------------------
PBHG IRA Capital Preservation Fund - Class A
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,009.80        1.11           5.59
  Hypothetical 5% Return     1,000.00     1,019.50        1.11           5.62
--------------------------------------------------------------------------------
PBHG IRA Capital Preservation Fund - Class C
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,007.30        1.61           8.10
  Hypothetical 5% Return     1,000.00     1,017.00        1.61           8.14
--------------------------------------------------------------------------------
PBHG Cash Reserves Fund - PBHG Class
--------------------------------------------------------------------------------
  Actual Fund Return         1,000.00     1,002.00        0.88           4.42
  Hypothetical 5% Return     1,000.00     1,020.66        0.88           4.46

            PBHG FUNDS


PBHG EMERGING GROWTH FUND (UNAUDITED)



PBHG EMERGING GROWTH FUND

           INVESTMENT FOCUS 7
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |    X     |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N


Source: Liberty Ridge Capital, Inc.


                   AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004

------------------------------------------------------------------------------------------------

                                        One    Annualized  Annualized  Annualized  Annualized
                              6         Year     3 Year     5 Year     10 Year     Inception
                           Months 2    Return    Return     Return      Return      to Date
------------------------------------------------------------------------------------------------
   PBHG Class 3            (12.32)%    (7.73)%   (3.81)%   (12.60)%    (0.08)%       3.46%
------------------------------------------------------------------------------------------------
   Class A with load 4     (17.46)%   (13.32)%   (5.96)%   (13.95)%     (1.05)%      2.54%
------------------------------------------------------------------------------------------------
   Class A without load 4  (12.43)%    (8.06)%   (4.08)%   (12.92)%     (0.46)%      3.07%
------------------------------------------------------------------------------------------------
   Class C with load 4     (13.66)%    (9.64)%   (4.79)%   (13.57)%     (1.20)%      2.31%
------------------------------------------------------------------------------------------------
   Class C without load 4  (12.79)%    (8.73)%   (4.79)%   (13.57)%     (1.20)%      2.31%
------------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. FUNDS THAT INVEST IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISK AND PRICE VOLATILITY THAN FUNDS THAT INVEST IN LARGER, MORE
 ESTABLISHED COMPANIES. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
     WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING
                 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                            THE PBHG EMERGING GROWTH
                                FUND - PBHG CLASS
                 VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE
                      LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                        [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                      PBHG EMERGING GROWTH            RUSSELL               LIPPER SMALL-CAP GROWTH
                        FUND-PBHG CLASS        2000(R) GROWTH INDEX 5             FUNDS AVERAGE 6
6/14/93                       10000                    10000                          10000
6/30/93                       10120                    11413                          10000
7/31/93                       10320                    11527                          10050
8/31/93                       11440                    12079                          10592
9/30/93                       12650                    12478                          11014
10/31/93                      13220                    12839                          11174
11/30/93                      12480                    12319                          10789
12/31/93                      13258                    12806                          11299
1/31/94                       13800                    13146                          11633
2/28/94                       14244                    13089                          11644
3/31/94                       13258                    12285                          10970
4/30/94                       13420                    12303                          10934
5/31/94                       13008                    12028                          10714
6/30/94                       12152                    11514                          10192
7/31/94                       12520                    11678                          10386
8/31/94                       13854                    12535                          11123
9/30/94                       14797                    12587                          11220
10/31/94                      15816                    12721                          11418
11/30/94                      15621                    12207                          10980
12/31/94                      16411                    12494                          11195
1/31/95                       15704                    12240                          11038
2/28/95                       16324                    12805                          11482
3/31/95                       17497                    13179                          11864
4/30/95                       17878                    13377                          11959
5/31/95                       17976                    13553                          12141
6/30/95                       19617                    14487                          13027
7/31/95                       21584                    15616                          14126
8/31/95                       21834                    15808                          14363
9/30/95                       22627                    16134                          14776
10/31/95                      21942                    15340                          14335
11/30/95                      23257                    16017                          14871
12/31/95                      24361                    16372                          15128
1/31/96                       23780                    16237                          15051
2/29/96                       25136                    16977                          15785
3/31/96                       26275                    17313                          16292
4/30/96                       30079                    18642                          17837
5/31/96                       31457                    19598                          18734
6/30/96                       29509                    18324                          17872
7/31/96                       25443                    16087                          16042
8/31/96                       27448                    17278                          17085
9/30/96                       29999                    18168                          18147
10/31/96                      28404                    17384                          17558
11/30/96                      28347                    17868                          17932
12/31/96                      28522                    18216                          18141
1/31/97                       28817                    18671                          18637
2/28/97                       24603                    17544                          17543
3/31/97                       22672                    16306                          16395
4/30/97                       21601                    16117                          16194
5/31/97                       25874                    18539                          18398
6/30/97                       27357                    19168                          19450
7/31/97                       28216                    20150                          20796
8/31/97                       28522                    20755                          21181
9/30/97                       31289                    22411                          22900
10/31/97                      28687                    21065                          21746
11/30/97                      27616                    20563                          21322
12/31/97                      27475                    20575                          21420
1/31/98                       27145                    20300                          21159
2/28/98                       29111                    22092                          22913
3/31/98                       30406                    23019                          24082
4/30/98                       30618                    23160                          24286
5/31/98                       27899                    21478                          22700
6/30/98                       28758                    21697                          23236
7/31/98                       26321                    19885                          21656
8/31/98                       21401                    15295                          17030
9/30/98                       23296                    16846                          18297
10/31/98                      23013                    17725                          19090
11/30/98                      24826                    19099                          20647
12/31/98                      28300                    20828                          22826
1/31/99                       28394                    21765                          23453
2/28/99                       25098                    19774                          21375
3/31/99                       24353                    20478                          22295
4/30/99                       23762                    22286                          23423
5/31/99                       24790                    22321                          23692
6/30/99                       27579                    23497                          25794
7/31/99                       26929                    22771                          25737
8/31/99                       26669                    21919                          25413
9/30/99                       28784                    22342                          26066
10/31/99                      30699                    22914                          27460
11/30/99                      34007                    25337                          30934
12/31/99                      41981                    29803                          36579
1/31/2000                     40339                    29525                          36287
2/29/2000                     53650                    36395                          45006
3/31/2000                     49029                    32569                          42742
4/30/2000                     42901                    29280                          38156
5/31/2000                     37691                    26717                          35108
6/30/2000                     47522                    30168                          40830
7/31/2000                     43244                    27583                          38278
8/31/2000                     50353                    30484                          42638
9/30/2000                     47595                    28969                          41018
10/31/2000                    40425                    26618                          38266
11/30/2000                    29859                    21785                          31657
12/31/2000                    31394                    23118                          34354
1/31/2001                     31182                    24989                          35478
2/28/2001                     24729                    21564                          30706
3/31/2001                     21105                    19603                          27764
4/30/2001                     25707                    22003                          31260
5/31/2001                     24914                    22513                          31929
6/30/2001                     25152                    23127                          32845
7/31/2001                     22758                    21154                          30934
8/31/2001                     20537                    19833                          29074
9/30/2001                     16490                    16633                          24620
10/31/2001                    18381                    18233                          26590
11/30/2001                    20497                    19755                          28706
12/31/2001                    21172                    20985                          30460
1/31/2002                     20114                    20238                          29537
2/28/2002                     16980                    18928                          27632
3/31/2002                     18818                    20573                          29765
4/30/2002                     16834                    20128                          28941
5/31/2002                     15353                    18951                          27497
6/30/2002                     13555                    17344                          25525
7/31/2002                     11743                    14679                          21947
8/31/2002                     11306                    14672                          21944
9/30/2002                      9931                    13612                          20520
10/31/2002                    11227                    14300                          21370
11/30/2002                    13092                    15718                          22966
12/31/2002                    11095                    14634                          21473
1/31/2003                     10883                    14237                          20943
2/28/2003                     10606                    13857                          20336
3/31/2003                     10500                    14067                          20671
4/30/2003                     11650                    15398                          22374
5/31/2003                     13184                    17133                          24540
6/30/2003                     13713                    17463                          25230
7/31/2003                     14864                    18784                          26764
8/31/2003                     16265                    19792                          28249
9/30/2003                     15908                    19291                          27557
10/31/2003                    17641                    20958                          30062
11/30/2003                    18143                    21641                          31009
12/31/2003                    17376                    21738                          30997
1/31/2004                     17892                    22880                          32305
2/29/2004                     17389                    22845                          32266
3/31/2004                     16742                    22951                          32214
4/30/2004                     15327                    21799                          30565
5/31/2004                     16186                    22233                          31124
6/30/2004                     16411                    22973                          32052
7/31/2004                     14507                    20911                          29311
8/31/2004                     13766                    20461                          28403
9/30/2004                    $14679                   $21592                         $30061

1 The PBHG Emerging Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial advisor. Investors considering the PBHG Emerging Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and/or reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Peter J. Niedland began managing the Fund on January 1, 2003. Effective May 3, 2004, Jim M. Smith, CFA, joined Mr. Niedland as co-manager of the Emerging Growth Fund.
2 The six  month return has not been annualized.
3 The PBHG Emerging Growth Fund-PBHG Class commenced operations on June 14,
  1993.
4 The PBHG Emerging Growth Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were (13.32)% and (9.64)%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were (8.06)% and (8.73)%, respectively.
5 For more information on the Russell 2000(R) Growth Index please see the PBHG
  Funds Disclosure Notes on page 111.
6 The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds
  Average at June 30, 1993. For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS                   2%
CASH                              2%
CONSUMER CYCLICAL                22%
ENERGY                            1%
HEALTH CARE                      16%
INDUSTRIAL                        7%
SERVICES                         12%
TECHNOLOGY                       38%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 7

Urban Outfitters                                  3.1%
Red Robin Gourmet Burgers                         2.8%
Corporate Executive Board                         2.8%
Altiris                                           2.6%
Ceradyne                                          2.2%
American Healthways                               2.1%
Avid Technology                                   2.1%
F5 Networks                                       2.1%
Gen-Probe                                         2.0%
Witness Systems                                   1.8%
-------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  23.6%

                                                                      PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
BASIC MATERIALS -- 2.1%
ADVANCED MATERIALS/PRODUCTS -- 2.1%
Ceradyne*                              99,100    $      4,351
                                                 ------------
                                                        4,351
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,156)                     4,351
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.8%
APPAREL MANUFACTURERS -- 1.5%
Quiksilver*                           119,900           3,048
                                                 ------------
                                                        3,048
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.7%
Shuffle Master*                        89,700           3,360
                                                 ------------
                                                        3,360
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.2%
Scansource*                            38,200           2,437
                                                 ------------
                                                        2,437
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 6.3%
Bebe Stores*                          100,000           2,112
Finish Line, Cl A                      76,300           2,359
Jos A. Bank Clothiers*                 75,093           2,079
Urban Outfitters*                     177,300           6,099
                                                 ------------
                                                       12,649
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.9%
Insight Enterprises*                  110,900           1,867
                                                 ------------
                                                        1,867
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.9%
Tractor Supply*                        58,800           1,849
                                                 ------------
                                                        1,849
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 1.5%
Guitar Center*                         70,600           3,057
                                                 ------------
                                                        3,057
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 6.4%
BJ's Restaurants*                      70,000           1,111
Panera Bread, Cl A*                    44,100           1,655
PF Chang's China Bistro*               71,000           3,443
Rare Hospitality International*        48,550           1,294
Red Robin Gourmet Burgers*            126,650           5,531
                                                 ------------
                                                       13,034
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.4%
Dick's Sporting Goods*                 81,600           2,907
                                                 ------------
                                                        2,907
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $26,301)                 44,208
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 1.3%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.8%
Petroleum Development*                 40,000           1,753
                                                 ------------
                                                        1,753

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.5%
Hydril*                                22,800         $   979
                                                 ------------
                                                          979
                                                 ------------
TOTAL ENERGY (COST $2,352)                              2,732
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 16.0%
DENTAL SUPPLIES & EQUIPMENT -- 0.7%
Align Technology*                      90,300           1,380
                                                 ------------
                                                        1,380
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 2.6%
Gen-Probe*                            101,300           4,039
Immucor*                               47,500           1,176
                                                 ------------
                                                        5,215
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 1.4%
Given Imaging Limited*                 42,600           1,638
Merge Technologies*                    70,000           1,208
                                                 ------------
                                                        2,846
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 4.5%
Advanced Neuromodulation Systems*       3,600             109
Arthrocare*                            65,000           1,904
DJ Orthopedics*                        45,200             798
Intuitive Surgical*                    73,200           1,812
Kensey Nash*                           60,300           1,579
Ventana Medical Systems*               58,200           2,936
                                                 ------------
                                                        9,138
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 0.7%
Laserscope*                            42,700             866
Palomar Medical Technologies*          24,200             530
                                                 ------------
                                                        1,396
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.7%
Syneron Medical*                       24,500             434
Wright Medical Group*                  37,300             937
                                                 ------------
                                                        1,371
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.0%
Integra LifeSciences Holdings*         29,500             947
Lifecell*                              54,500             545
Martek Biosciences*                    13,500             657
                                                 ------------
                                                        2,149
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.3%
First Horizon Pharmaceutical*         110,600           2,213
Kos Pharmaceuticals*                   47,600           1,695
Salix Pharmaceuticals*                 32,000             689
                                                 ------------
                                                        4,597
--------------------------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 2.1%
American Healthways*                  145,300           4,230
                                                 ------------
                                                        4,230
                                                 ------------
TOTAL HEALTH CARE (COST $24,928)                       32,322
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG EMERGING GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                      Market
Description                           Shares        Value (000)
--------------------------------------------------------------------------------
NDUSTRIAL -- 6.7%
ELECTRONIC MEASURING INSTRUMENTS -- 1.2%
Cyberoptics*                           37,400    $        577
Molecular Devices*                     77,100           1,817
                                                 ------------
                                                        2,394
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.8%
Engineered Support Systems             36,225           1,653
                                                 ------------
                                                        1,653
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.7%
Sonic Solutions*                       81,700           1,333
                                                 ------------
                                                        1,333
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.0%
Cognex                                 76,300           1,999
                                                 ------------
                                                        1,999
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.7%
Photon Dynamics*                       65,400           1,328
                                                 ------------
                                                        1,328
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.5%
Cymer*                                 64,500           1,848
Rofin-Sinar Technologies*              44,000           1,293
                                                 ------------
                                                        3,141
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.8%
Applied Films*                         90,800           1,635
                                                 ------------
                                                        1,635
                                                 ------------
TOTAL INDUSTRIAL (COST $12,825)                        13,483
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 12.6%
COMMERCIAL SERVICES -- 0.4%
Icon ADR*                              22,700             747
                                                 ------------
                                                          747
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
iPayment*                              65,200           2,619
                                                 ------------
                                                        2,619
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.4%
Manhattan Associates*                 119,500           2,918
                                                 ------------
                                                        2,918
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 6.6%
Advisory Board*                        45,300           1,522
Charles River Associates*              71,800           2,749
Corporate Executive Board              90,000           5,512
DiamondCluster International*         290,000           3,538
                                                 ------------
                                                       13,321
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.2%
Resources Connection*                  65,200           2,463
                                                 ------------
                                                        2,463
--------------------------------------------------------------------------------



                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 1.7%
Bright Horizons Family Solutions*      62,100    $      3,371
                                                 ------------
                                                        3,371
                                                 ------------
TOTAL SERVICES (COST $20,031)                          25,439
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 37.6%
APPLICATIONS SOFTWARE -- 0.7%
SS&C Technologies                      69,200           1,351
                                                 ------------
                                                        1,351
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.8%
TTM Technologies*                     181,500           1,614
                                                 ------------
                                                        1,614
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 3.9%
Avid Technology*                       89,100           4,176
CallWave*                              27,200             260
Witness Systems*                      220,400           3,542
                                                 ------------
                                                        7,978
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.1%
Ansys*                                 45,100           2,243
                                                 ------------
                                                        2,243
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.6%
Trident Microsystems*                 110,700           1,115
                                                 ------------
                                                        1,115
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
Stratasys*                             25,200             795
                                                 ------------
                                                          795
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.6%
Transact Technologies*                 43,000           1,112
                                                 ------------
                                                        1,112
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.5%
Digital River*                        103,700           3,088
                                                 ------------
                                                        3,088
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 3.0%
Sapient*                              452,200           3,450
Websense*                              65,300           2,721
                                                 ------------
                                                        6,171
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.0%
Benchmark Electronics*                 69,350           2,067
                                                 ------------
                                                        2,067
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.3%
Integrated Silicon Solutions*         268,900           1,955
Microsemi*                            149,300           2,105
Omnivision Technologies*               87,000           1,231
Pixelworks*                            47,500             476
Silicon Laboratories*                  58,900           1,949
Zoran*                                 67,500           1,061
                                                 ------------
                                                        8,777
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
LECTRONIC DESIGN AUTOMATION -- 0.6%
Magma Design Automation*               85,800    $      1,294
                                                 ------------
                                                        1,294
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.7%
Hyperion Solutions*                    55,900           1,900
MicroStrategy, Cl A*                   38,000           1,561
                                                 ------------
                                                        3,461
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.8%
eResearch Technology*                 123,750           1,650
                                                 ------------
                                                        1,650
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.1%
Jupitermedia*                         121,100           2,156
                                                 ------------
                                                        2,156
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.1%
F5 Networks*                          136,450           4,156
                                                 ------------
                                                        4,156
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.4%
Aeroflex*                             194,500           2,056
Foundry Networks*                      80,000             759
                                                 ------------
                                                        2,815
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.3%
O2Micro International*                171,500           1,842
Power Integrations*                    98,800           2,019
Standard Microsystems*                 46,400             812
                                                 ------------
                                                        4,673
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.2%
Formfactor*                            90,600           1,755
Helix Technology                      105,000           1,427
Mattson Technology*                    99,900             768
Ultratech*                            136,000           2,131
Varian Semiconductor Equipment
   Associates*                         79,600           2,460
                                                 ------------
                                                        8,541
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 2.6%
Altiris*                              165,100           5,225
                                                 ------------
                                                        5,225
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
Adtran                                 72,500           1,644
Ditech Communications*                 34,200             766
                                                 ------------
                                                        2,410
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 1.2%
Macromedia*                           124,800           2,506
                                                 ------------
                                                        2,506
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
Novatel Wireless*                      41,800             982
                                                 ------------
                                                          982
                                                 ------------

TOTAL TECHNOLOGY (COST $65,527)                        76,180
                                                 ------------
TOTAL COMMON STOCK (COST $153,120)                    198,715
                                                 ------------
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
Deutsche Bank
   1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $3,804,088 (collateralized by U.S.
   Government Agency Obligations, par
   value $3,580,000, 5.125%, 10/15/08;
   total market value $3,883,368)(A)   $3,804    $      3,804
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $3,804)                3,804
                                                 ------------
TOTAL INVESTMENTS-- 100.0% (COST $156,924)            202,519
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Receivable for Investment Securities Sold               4,453
Payable for Administration Fees                           (25)
Payable for Investment Advisory Fees                     (141)
Payable for Investment Securities Purchased            (4,168)
Other Assets and Liabilities, Net                        (100)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                         19
                                                 ------------
NET ASSETS-- 100.0%                                $  202,538
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                $   498,888
Accumulated net investment loss                        (1,644)
Accumulated net realized loss on investments         (340,301)
Unrealized appreciation on investments                 45,595
                                                 ------------
NET ASSETS-- 100.0%                                $  202,538
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($202,446,438/18,239,547 SHARES)                    $11.10
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($45,962/4,156 SHARES)                              $11.06
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.06/94.25%)                                     $11.73
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($45,618/4,156 SHARES)                              $10.98
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG GROWTH FUND

PBHG GROWTH FUND (UNAUDITED)


          INVESTMENT FOCUS 8
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.



                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------
                                        One    Annualized  Annualized Annualized Annualized
                                6       Year      3 Year     5 Year    10 Year   Inception
                           Months 2    Return     Return     Return    Return     to Date
--------------------------------------------------------------------------------------------
  PBHG Class 3             (8.94)%     0.12%    (1.75)%   (7.41)%     3.01%      10.57%
--------------------------------------------------------------------------------------------
   Advisor Class 4          (9.12)%    (0.18)%   (2.02)%   (7.63)%     2.76%      10.30%
-------------------------------------------------------------------------------------------
   Class A with load 5     (14.30)%    (5.88)%   (3.98)%   (8.86)%     2.00%       9.86%
--------------------------------------------------------------------------------------------
   Class A without load 5   (9.06)%    (0.12)%   (2.07)%   (7.77)%     2.61%      10.21%
--------------------------------------------------------------------------------------------
   Class C with load 5     (10.28)%    (1.83)%   (2.80)%   (8.46)%     1.84%       9.38%
--------------------------------------------------------------------------------------------
   Class C without load 5   (9.37)%    (0.84)%   (2.80)%   (8.46)%     1.84%       9.38%
--------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. FUNDS THAT INVEST IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISK AND PRICE VOLATILITY THAN FUNDS THAT INVEST IN LARGER, MORE
 ESTABLISHED COMPANIES. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
     WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING
                 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL MIDCAP(R) GROWTH INDEX, THE RUSSELL
        2000(R) GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]


                                                   RUSSELL MIDCAP           RUSSELL 2000     LIPPER MID-CAP GROWTH
                    PBHG GROWTH FUND-PBHG CLASS     GROWTH INDEX(6)         GROWTH INDEX(6)     FUNDS AVERAGE 7
12/31/85                      10000                     10000                   10000                 10000
1/31/86                       10250                     10192                   10228                 10216
2/28/86                       11080                     11091                   10983                 10983
3/31/86                       11510                     11757                   11482                 11558
4/30/86                       11640                     11885                   11763                 11663
5/31/86                       12580                     12631                   12194                 12413
6/30/86                       12680                     12827                   12233                 12596
7/31/86                       11700                     11806                   10918                 11518
8/31/86                       12380                     12342                   11153                 12026
9/30/86                       11240                     11319                   10245                 11095
10/31/86                      12193                     12002                   10766                 11692
11/30/86                      12676                     12115                   10718                 11858
12/31/86                      12394                     11755                   10358                 11582
1/31/87                       14728                     13388                   11691                 13082
2/28/87                       16509                     14385                   12823                 14240
3/31/87                       16871                     14580                   13175                 14432
4/30/87                       16911                     14200                   12767                 14231
5/31/87                       17046                     14292                   12677                 14305
6/30/87                       16508                     14877                   12991                 14478
7/31/87                       16604                     15554                   13302                 14987
8/31/87                       17548                     16196                   13687                 15584
9/30/87                       17524                     15838                   13413                 15321
10/31/87                      12898                     11487                    8994                 11278
11/30/87                      11840                     10688                    8399                 10474
12/31/87                      13832                     12079                    9273                 11771
1/31/88                       13566                     12202                    9454                 11862
2/29/88                       14814                     13203                   10334                 12752
3/31/88                       14660                     13262                   10888                 12893
4/30/88                       15011                     13337                   11151                 13167
5/31/88                       14576                     13101                   10783                 12965
6/30/88                       15684                     14091                   11579                 13901
7/31/88                       14969                     13558                   11363                 13509
8/31/88                       14099                     13041                   10950                 13035
9/30/88                       14744                     13557                   11260                 13564
10/31/88                      14449                     13475                   11073                 13434
11/30/88                      14119                     13151                   10642                 13109
12/31/88                      14780                     13640                   11162                 13686
1/31/89                       15792                     14444                   11638                 14540
2/28/89                       15553                     14326                   11667                 14496
3/31/89                       15244                     14501                   11991                 14847
4/30/89                       16467                     15327                   12588                 15751
5/31/89                       18020                     16142                   13191                 16591
6/30/89                       17004                     15925                   12767                 16187
7/31/89                       18401                     17173                   13365                 17393
8/31/89                       19177                     17838                   13749                 17960
9/30/89                       19896                     17831                   13907                 18117
10/31/89                      18852                     17088                   13146                 17303
11/30/89                      18698                     17492                   13263                 17497
12/31/89                      19109                     17935                   13413                 17732
1/31/90                       17501                     16273                   12029                 16269
2/28/90                       18537                     16607                   12485                 16714
3/31/90                       19377                     17303                   13057                 17350
4/30/90                       18948                     16825                   12669                 16959
5/31/90                       21627                     18555                   13799                 18765
6/30/90                       21823                     18784                   13881                 18867
7/31/90                       20716                     18185                   13250                 18306
8/31/90                       17984                     16071                   11332                 16243
9/30/90                       15483                     14982                   10259                 14999
10/31/90                      14787                     14702                    9683                 14518
11/30/90                      16614                     16275                   10574                 15736
12/31/90                      17266                     17014                   11078                 16488
1/31/91                       19518                     18290                   12118                 17782
2/28/91                       20782                     19901                   13510                 19180
3/31/91                       22659                     20940                   14462                 20240
4/30/91                       22284                     20754                   14290                 20040
5/31/91                       23271                     21803                   14980                 21122
6/30/91                       20664                     20615                   13961                 19874
7/31/91                       22323                     21655                   14593                 21203
8/31/91                       23449                     22332                   15238                 22111
9/30/91                       23074                     22306                   15467                 22100
10/31/91                      23745                     22806                   16126                 22834
11/30/91                      22724                     22054                   15285                 21984
12/31/91                      26179                     25015                   16748                 24868
1/31/92                       27174                     25238                   18064                 25381
2/29/92                       27447                     25293                   18257                 25805
3/31/92                       25782                     24254                   17207                 24638
4/30/92                       24862                     23789                   16208                 23788
5/31/92                       24688                     23836                   16171                 23838
6/30/92                       23544                     23127                   15140                 22863
7/31/92                       23420                     24158                   15615                 23707
8/31/92                       22649                     23841                   15014                 23162
9/30/92                       23644                     24364                   15433                 23694
10/31/92                      25061                     25097                   16068                 24680
11/30/92                      28298                     26683                   17568                 26514
12/31/92                      33612                     27194                   18050                 27333
1/31/93                       33003                     27515                   18274                 27866
2/28/93                       30891                     26668                   17281                 26760
3/31/93                       34668                     27440                   17726                 27761
4/30/93                       33868                     26313                   17164                 26817
5/31/93                       37613                     27555                   18193                 28402
6/30/93                       39822                     27442                   18236                 28640
7/31/93                       40302                     27355                   18418                 28766
8/31/93                       43375                     28945                   19300                 30325
9/30/93                       47344                     29292                   19938                 31365
10/31/93                      48145                     29764                   20514                 31654
11/30/93                      46320                     29071                   19684                 30625
12/31/93                      49312                     30238                   20461                 31918
1/31/94                       51258                     31016                   21006                 32763
2/28/94                       51777                     30749                   20913                 32511
3/31/94                       47592                     29300                   19629                 30736
4/30/94                       47884                     29228                   19659                 30714
5/31/94                       45192                     29271                   19218                 30263
6/30/94                       41591                     28012                   18397                 28892
7/31/94                       42888                     28788                   18659                 29663
8/31/94                       47657                     30505                   20028                 31627
9/30/94                       49052                     30002                   20112                 31501
10/31/94                      50577                     30520                   20326                 32181
11/30/94                      49571                     29174                   19504                 30913
12/31/94                      51654                     29583                   19964                 31491
1/31/95                       49122                     29939                   19557                 31261
2/28/95                       51849                     31532                   20461                 32665
3/31/95                       54219                     32782                   21058                 33789
4/30/95                       53667                     33057                   21375                 34066
5/31/95                       54089                     33872                   21655                 34638
6/30/95                       59998                     35414                   23147                 37018
7/31/95                       67238                     37642                   24951                 39835
8/31/95                       67141                     38055                   25259                 40400
9/30/95                       70712                     38902                   25779                 41536
10/31/95                      72660                     37919                   24511                 40668
11/30/95                      75550                     39613                   25593                 42099
12/31/95                      77660                     39635                   26160                 42305
1/31/96                       74186                     40335                   25944                 42483
2/29/96                       79673                     41860                   27127                 44123
3/31/96                       82140                     42190                   27663                 44882
4/30/96                       89056                     44228                   29787                 47813
5/31/96                       93114                     45132                   31314                 49577
6/30/96                       89348                     43768                   29279                 47871
7/31/96                       80128                     40370                   25705                 43520
8/31/96                       84218                     42552                   27608                 46148
9/30/96                       91621                     45255                   29030                 49277
10/31/96                      85192                     44724                   27777                 48193
11/30/96                      87465                     47359                   28550                 49986
12/31/96                      85290                     46562                   29107                 49541
1/31/97                       85225                     48622                   29834                 51468
2/28/97                       76102                     47551                   28032                 48988
3/31/97                       68375                     44864                   26054                 45906
4/30/97                       68667                     45963                   25752                 46434
5/31/97                       77141                     50082                   29623                 51259
6/30/97                       80420                     51467                   30627                 53253
7/31/97                       85972                     56394                   32197                 57587
8/31/97                       84153                     55844                   33163                 57242
9/30/97                       90192                     58670                   35809                 61312
10/31/97                      85160                     55732                   33659                 58375
11/30/97                      82465                     56318                   32856                 58083
12/31/97                      82433                     57057                   32875                 58815
1/31/98                       80290                     56030                   32436                 57921
2/28/98                       87757                     61298                   35300                 63169
3/31/98                       91653                     63867                   36781                 66327
4/30/98                       92010                     64735                   37006                 67003
5/31/98                       83569                     62072                   34318                 63586
6/30/98                       88212                     63828                   34668                 66416
7/31/98                       80095                     61094                   31774                 63075
8/31/98                       60388                     49433                   24439                 50410
9/30/98                       65063                     53173                   26917                 54019
10/31/98                      66524                     57088                   28321                 56715
11/30/98                      72530                     60938                   30518                 60736
12/31/98                      82920                     67249                   33279                 67896
1/31/99                       84705                     69265                   34776                 69960
2/28/99                       76167                     65878                   31595                 65273
3/31/99                       79576                     69547                   32720                 69470
4/30/99                       76102                     72716                   35610                 72492
5/31/99                       78764                     71781                   35666                 72478
6/30/99                       88764                     76792                   37545                 77776
7/31/99                       87530                     74347                   36384                 76617
8/31/99                       89803                     73574                   35023                 75996
9/30/99                       96978                     72948                   35699                 76741
10/31/99                     105776                     78589                   36613                 83087
11/30/99                     122561                     86727                   40485                 92086
12/31/99                     159576                    101744                   47620                108293
1/31/2000                    159543                    101724                   47177                106517
2/29/2000                    216428                    123109                   58153                130845
3/31/2000                    197803                    123236                   52040                127561
4/30/2000                    166851                    111273                   46785                116144
5/31/2000                    151392                    103163                   42689                107596
6/30/2000                    180997                    114109                   48203                120744
7/31/2000                    168367                    106884                   44072                117327
8/31/2000                    198511                    123003                   48708                132298
9/30/2000                    182277                    116989                   46288                128329
10/31/2000                   166582                    108983                   42531                120078
11/30/2000                   120137                     85300                   34809                 99304
12/31/2000                   122895                     89791                   36939                105978
1/31/2001                    129968                     94920                   39929                108405
2/28/2001                    101003                     78502                   34455                 93672
3/31/2001                     85908                     67267                   31322                 83312
4/30/2001                    101833                     78479                   35157                 93951
5/31/2001                    100212                     78111                   35972                 94101
6/30/2001                    101319                     78152                   36952                 93584
7/31/2001                     92033                     72881                   33800                 88587
8/31/2001                     81600                     67599                   31689                 82421
9/30/2001                     69588                     56427                   26576                 70569
10/31/2001                    73342                     62359                   29133                 75135
11/30/2001                    78479                     69072                   31565                 81423
12/31/2001                    80454                     71697                   33530                 84583
1/31/2002                     76266                     69369                   32337                 81910
2/28/2002                     70101                     65437                   30244                 77724
3/31/2002                     74843                     70431                   32873                 82706
4/30/2002                     74883                     66702                   32161                 79779
5/31/2002                     71800                     64712                   30281                 77297
6/30/2002                     65952                     57570                   27713                 70457
7/31/2002                     60025                     51977                   23454                 63200
8/31/2002                     59037                     51796                   23443                 62580
9/30/2002                     56271                     47681                   21750                 58419
10/31/2002                    57891                     51374                   22850                 61597
11/30/2002                    59590                     55395                   25115                 65071
12/31/2002                    56034                     52048                   23383                 61049
1/31/2003                     55362                     51537                   22748                 60213
2/28/2003                     54295                     51089                   22141                 59322
3/31/2003                     54927                     52041                   22476                 60129
4/30/2003                     58207                     55584                   24603                 64247
5/31/2003                     62317                     60932                   27376                 69657
6/30/2003                     62198                     61801                   27904                 70744
7/31/2003                     64055                     64010                   30013                 73333
8/31/2003                     68046                     67535                   31625                 77080
9/30/2003                     65913                     66225                   30824                 74652
10/31/2003                    71959                     71563                   33487                 80602
11/30/2003                    72828                     73477                   34579                 82464
12/31/2003                    70378                     74279                   34734                 82860
1/31/2004                     72670                     76732                   36558                 85122
2/29/2004                     72986                     78019                   36502                 86186
3/31/2004                     72472                     77870                   36673                 86177
4/30/2004                     69074                     75672                   34832                 82963
5/31/2004                     71484                     77458                   35524                 84746
6/30/2004                     72512                     78690                   36707                 86704
7/31/2004                     65004                     73479                   33412                 80470
8/31/2004                     63463                     72573                   32692                 78917
9/30/2004                    $65992                    $75283                  $34500                $82429

1 The PBHG Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Investors considering the PBHG Growth Fund should have a long-term investment horizon. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Michael S. Sutton, CFA and Peter J. Niedland, CFA began managing the Fund on November 13, 2003. Effective May 3, 2004, James M. Smith, CFA, joined Mr. Sutton and Mr. Niedland as co-manager of the Growth Fund.
2 The six month return has not been annualized.
3 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
4 The performance shown for the Advisor Class prior to its inception on August
  16, 1996, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was (2.95)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Growth Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were (5.88)% and (1.83)%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were (0.12)% and (0.84)%, respectively.
6 For more information on the Russell Midcap(R) Growth Index and the Russell
  2000(R) Growth Index please see the PBHG Funds Disclosure Notes on page 111.
7 The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at December 31, 1985. For more information on the Lipper Mid-Cap Growth Funds Average please see the PBHG Funds Disclosure Notes on page 111.
8 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CASH                            2%
CONSUMER CYCLICAL              25%
FINANCIAL                       3%
HEALTH CARE                    18%
INDUSTRIAL                     10%
SERVICES                       11%
TECHNOLOGY                     31%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 8
Corporate Executive Board                         3.6%
Zebra Technologies, Cl A                          3.4%
Cognizant Technology Solutions                    2.8%
Symantec                                          2.7%
Apollo Group, Cl A                                2.6%
Coach                                             2.4%
Cognos                                            2.4%
Harman International Industries                   2.1%
Avid Technology                                   1.9%
Celgene                                           1.8%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  25.7%

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
CONSUMER CYCLICAL -- 25.2%
APPAREL MANUFACTURERS -- 3.6%
Coach*                                448,800    $     19,038
Polo Ralph Lauren                     265,700           9,664
                                                 ------------
                                                       28,702
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 2.0%
Harman International Industries       152,100          16,389
                                                 ------------
                                                       16,389
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.1%
Station Casinos                       181,000           8,876
                                                 ------------
                                                        8,876
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.3%
International Game Technology          75,900           2,729
                                                 ------------
                                                        2,729
--------------------------------------------------------------------------------
CRUISE LINES -- 1.4%
Royal Caribbean Cruises               252,100          10,991
                                                 ------------
                                                       10,991
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.5%
CDW                                   198,500          11,519
Fastenal                              148,100           8,530
                                                 ------------
                                                       20,049
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.3%
Electronic Arts*                       49,000           2,253
                                                 ------------
                                                        2,253
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.2%
Starwood Hotels & Resorts Worldwide    29,600           1,374
                                                 ------------
                                                        1,374
--------------------------------------------------------------------------------
RADIO -- 0.2%
XM Satellite Radio Holdings*           41,000           1,272
                                                 ------------
                                                        1,272
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.0%
American Eagle Outfitters*            216,300           7,971
AnnTaylor Stores*                     117,500           2,749
Chico's FAS*                          117,600           4,022
Nordstrom                             108,000           4,130
Pacific Sunwear of California         234,950           4,946
                                                 ------------
                                                       23,818
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.2%
O'Reilly Automotive*                  254,000           9,726
                                                 ------------
                                                        9,726
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.5%
MSC Industrial Direct                 117,600           4,008
                                                 ------------
                                                        4,008
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.2%
Tractor Supply*                       315,700           9,926
                                                 ------------
                                                        9,926
--------------------------------------------------------------------------------


                                                     Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.7%
Williams-Sonoma*                      352,700    $     13,244
                                                 ------------
                                                       13,244
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.0%
Staples                               263,900           7,869
                                                 ------------
                                                        7,869
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 2.5%
Petco Animal Supplies*                298,900           9,762
Petsmart                              352,600          10,010
                                                 ------------
                                                       19,772
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.9%
Applebees International                94,050           2,377
Cheesecake Factory*                    61,100           2,652
PF Chang's China Bistro*              141,100           6,842
Sonic*                                141,000           3,614
                                                 ------------
                                                       15,485
--------------------------------------------------------------------------------
TELEVISION -- 0.6%
Univision Communications*             163,400           5,165
                                                 ------------
                                                        5,165
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $165,509)               201,648
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.4%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.4%
Fossil*                               107,500           3,326
                                                 ------------
                                                        3,326
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $3,098)               3,326
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 2.5%
FIDUCIARY BANKS -- 0.8%
Investors Financial Services          148,100           6,684
                                                 ------------
                                                        6,684
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.7%
Chicago Mercantile Exchange Holdings   82,300          13,275
                                                 ------------
                                                       13,275
                                                 ------------
TOTAL FINANCIAL (COST $16,905)                         19,959
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 18.3%
DENTAL SUPPLIES & EQUIPMENT -- 1.7%
Dentsply International                263,700          13,697
                                                 ------------
                                                       13,697
-------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.7%
Gen-Probe*                            130,500           5,203
                                                 ------------
                                                        5,203
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.4%
Dade Behring Holdings*                 61,100           3,404
                                                 ------------
                                                        3,404
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.7%
Kinetic Concepts*                     103,500           5,439
                                                 ------------
                                                        5,439
--------------------------------------------------------------------------------

                                       11

PAGE>

 PBHG FUNDS

 PBHG GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.4%
Given Imaging Limited*                 80,984    $      3,114
                                                 ------------
                                                        3,114
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.3%
St. Jude Medical*                     113,800           8,566
Techne*                               263,400          10,057
                                                 ------------
                                                       18,623
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.5%
Covance*                               94,100           3,761
                                                 ------------
                                                        3,761
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.4%
Henry Schein*                         159,900           9,963
Varian Medical Systems*               274,200           9,479
                                                 ------------
                                                       19,442
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.9%
Affymetrix*                            94,000           2,887
Celgene*                              248,400          14,464
Invitrogen*                           105,800           5,818
                                                 ------------
                                                       23,169
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.3%
Eon Labs*                             105,200           2,283
                                                 ------------
                                                        2,283
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.7%
Select Medical                        423,000           5,681
                                                 ------------
                                                        5,681
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.1%
Caremark Rx*                          167,100           5,359
Omnicare                              110,500           3,134
                                                 ------------
                                                        8,493
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.2%
Resmed*                               235,000          11,188
Respironics*                          120,000           6,413
                                                 ------------
                                                       17,601
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.2%
ImClone Systems*                      115,600           6,109
Medicines*                            136,400           3,293
                                                 ------------
                                                        9,402
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.8%
VCA Antech*                           329,000           6,787
                                                 ------------
                                                        6,787
                                                 ------------
TOTAL HEALTH CARE (COST $118,608)                     146,099
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.6%
AEROSPACE/DEFENSE -- 0.5%
Armor Holdings*                       103,400           4,302
                                                 ------------
                                                        4,302
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.4%
Trimble Navigation*                   110,500           3,492
                                                 ------------
                                                        3,492
--------------------------------------------------------------------------------


                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
L-3 Communications Holdings            21,200    $      1,420
                                                 ------------
                                                        1,420
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.2%
Stericycle*                           211,500           9,708
                                                 ------------
                                                        9,708
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.3%
Symbol Technologies                   168,200           2,126
                                                 ------------
                                                        2,126
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.5%
Cognex                                446,600          11,701
                                                 ------------
\                                                      11,701
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
Fisher Scientific International*      111,400           6,498
                                                 ------------
                                                        6,498
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 3.4%
Zebra Technologies, Cl A*             441,250          26,921
                                                 ------------
                                                       26,921
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 1.3%
Precision Castparts                   178,700          10,731
                                                 ------------
                                                       10,731
                                                 ------------
TOTAL INDUSTRIAL (COST $58,666)                        76,899
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.5%
ADVERTISING SERVICES -- 1.0%
Getty Images*                         141,100           7,803
                                                 ------------
                                                        7,803
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.4%
CACI International, Cl A*             107,300           5,663
Cognizant Technology Solutions*       716,200          21,851
                                                 ------------
                                                       27,514
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.6%
Corporate Executive Board             464,950          28,474
                                                 ------------
                                                       28,474
--------------------------------------------------------------------------------
SCHOOLS -- 2.5%
Apollo Group, Cl A*                   275,969          20,248
                                                 ------------
                                                       20,248
                                                 ------------
TOTAL SERVICES (COST $48,506)                          84,039
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 31.2%
APPLICATIONS SOFTWARE -- 1.3%
Infosys Technologies-ADR               49,400           2,796
Intuit*                               164,700           7,477
                                                 ------------
                                                       10,273
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
Nextel Partners, Cl A*                539,700           8,948
                                                 ------------
                                                        8,948
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                                PBHG GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.9%
Avid Technology*                      319,800    $     14,989
                                                 ------------
                                                       14,989
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.6%
Autodesk                              263,300          12,804
                                                 ------------
                                                       12,804
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.2%
Network Appliance*                    398,000           9,154
                                                 ------------
                                                        9,154
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.3%
Cognos*                               520,000          18,470
                                                 ------------
                                                       18,470
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.7%
Jabil Circuit*                        443,500          10,201
Vishay Intertechnology*               235,000           3,032
                                                 ------------
                                                       13,233
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.8%
Broadcom, Cl A*                       373,900          10,204
Microchip Technology                   91,000           2,442
Omnivision Technologies*              125,900           1,782
Silicon Laboratories*                 249,200           8,246
                                                 ------------
                                                       22,674
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.3%
Shanda Interactive Entertainment-ADR*  94,000           2,256
                                                 ------------
                                                        2,256
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.9%
Ask Jeeves*                           352,700          11,537
Infospace*                             70,500           3,341
                                                 ------------
                                                       14,878
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.7%
McAfee*                               423,200           8,506
Symantec*                             380,500          20,882
                                                 ------------
                                                       29,388
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.6%
Foundry Networks*                     269,400           2,557
Juniper Networks*                     585,300          13,813
Polycom*                              235,100           4,660
                                                 ------------
                                                       21,030
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.6%
Cypress Semiconductor*                423,000           3,739
Emulex*                               375,900           4,330
Linear Technology                     227,700           8,252
Marvell Technology Group*             470,300          12,289
                                                 ------------
                                                       28,610

                                    Shares/Face      Market
Description                        Amount (000)   Value (000)
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 2.8%
Lam Research*                         542,500    $     11,870
Varian Semiconductor Equipment
 Associates*                          350,000          10,815
                                                 ------------
                                                       22,685
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.4%
Adtran                                329,500           7,473
Harris                                105,800           5,812
Plantronics*                           88,800           3,840
Tekelec*                              141,000           2,352
                                                 ------------
                                                       19,477
                                                 ------------
TOTAL TECHNOLOGY (COST $205,858)                      248,869
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORT-SERVICES -- 0.5%
Expeditors International Washington    72,500           3,748
                                                 ------------
                                                        3,748
                                                 ------------
TOTAL TRANSPORTATION (COST $3,613)                      3,748
                                                 ------------
TOTAL COMMON STOCK (COST $620,763)                    784,587
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
UBS Warburg LLC 1.87%, dated 09/30/04,
   to be repurchased on 10/01/04, repurchase
   price $13,376,325 (collateralized by U.S.
   Government Obligations, par value
   $13,760,000, 3.375%, 04/15/09;
   total market value $13,646,119)(A) $13,376          13,376
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $13,376)              13,376
                                                 ------------
TOTAL INVESTMENTS-- 99.9% (COST $634,139)             797,963
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Receivable for Investment Securities Sold              10,623
Payable for Administration Fees                           (98)
Payable for Distribution Fees                              (2)
Payable for Investment Advisory Fees                     (557)
Other Assets and Liabilities, Net                      (8,942)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                      1,024
                                                 ------------
NET ASSETS-- 100.0%                                $  798,987
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)


Description                                       Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                $ 2,182,544
Accumulated net investment loss                        (5,293)
Accumulated net realized loss on investments       (1,542,088)
Unrealized appreciation on investments                163,824
                                                 ------------
NET ASSETS-- 100.0%                                $  798,987
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($789,420,584/47,275,281 SHARES)                    $16.70
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($9,466,546/579,417 SHARES)                         $16.34
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($49,944/2,998 SHARES)                              $16.66
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($16.66/94.25%)                                     $17.68
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($49,570/2,997 SHARES)                              $16.54
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND

                                              PBHG LARGE CAP 20 FUND (UNAUDITED)


           INVESTMENT FOCUS 8
                STYLE

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.


               AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------------
                                             One      Annualized  Annualized  Annualized
                                  6          Year       3 Year      5 Year     Inception
                               Months 2    Return       Return      Return      to Date
-----------------------------------------------------------------------------------------
  PBHG Class 3                 (4.23)%      8.79%       (0.09)%     (4.69)%      9.22%
-----------------------------------------------------------------------------------------
  Advisor Class 4              (4.40)%      8.47%       (0.35)%     (4.92)%      8.95%
-----------------------------------------------------------------------------------------
  Class A with load 5          (9.86)%      2.27%       (2.33)%     (6.18)%      7.98%
-----------------------------------------------------------------------------------------
  Class A without load 5       (4.37)%      8.49%       (0.40)%     (5.06)%      8.80%
-----------------------------------------------------------------------------------------
  Class C with load 5          (5.74)%      6.66%       (1.14)%     (5.77)%      7.98%
-----------------------------------------------------------------------------------------
  Class C without load 5       (4.78)%      7.66%       (1.14)%     (5.77)%      7.98%
-----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. FUNDS THAT INVEST IN A LIMITED NUMBER OF SECURITIES MAY INVOLVE GREATER RISKS AND MORE PRICE VOLATILITY THAN FUNDS THAT DO NOT LIMIT THE NUMBER OF SECURITIES IN WHICH THEY INVEST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY
             CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP 20 FUND - PBHG CLASS VERSUS THE RUSSELL 1000(R) GROWTH INDEX, S&P 500 INDEX
                 AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                    [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        PBHG LARGE CAP 20              S&P 500           RUSSELL 1000        LIPPER LARGE-CAP GROWTH
                         FUND-PBHG CLASS                INDEX 6          GROWTH INDEX 6           FUNDS AVERAGE 7
11/30/96                      10000                     10000                10000                     10000
12/31/96                       9841                      9802                 9804                      9788
1/31/97                       10462                     10414                10492                     10388
2/28/97                       10001                     10496                10421                     10211
3/31/97                        9260                     10065                 9857                      9667
4/30/97                        9881                     10665                10511                     10169
5/31/97                       10912                     11315                11270                     10907
6/30/97                       11523                     11822                11721                     11350
7/31/97                       12854                     12762                12758                     12415
8/31/97                       12234                     12047                12011                     11887
9/30/97                       12914                     12707                12602                     12535
10/31/97                      12424                     12283                12136                     12085
11/30/97                      12494                     12851                12652                     12330
12/31/97                      13084                     13072                12793                     12499
1/31/98                       13355                     13217                13176                     12669
2/28/98                       15097                     14170                14167                     13691
3/31/98                       15998                     14896                14732                     14351
4/30/98                       16278                     15045                14935                     14572
5/31/98                       15848                     14787                14512                     14198
6/30/98                       17589                     15387                15400                     15020
7/31/98                       17609                     15224                15298                     14874
8/31/98                       14516                     13023                13002                     12445
9/30/98                       16708                     13857                14001                     13294
10/31/98                      17069                     14984                15127                     14165
11/30/98                      18320                     15892                16277                     15135
12/31/98                      21960                     16808                17745                     16685
1/31/99                       23995                     17511                18787                     17719
2/28/99                       22294                     16967                17929                     17023
3/31/99                       24400                     17645                18873                     17986
4/30/99                       23337                     18329                18897                     18156
5/31/99                       22527                     17896                18317                     17616
6/30/99                       24178                     18889                19599                     18851
7/31/99                       23540                     18299                18977                     18323
8/31/99                       24512                     18209                19287                     18305
9/30/99                       25372                     17710                18881                     18137
10/31/99                      28136                     18830                20307                     19390
11/30/99                      33614                     19213                21403                     20470
12/31/99                      44567                     20345                23629                     22898
1/31/2000                     43320                     19322                22521                     21993
2/29/2000                     51964                     18957                23622                     23390
3/31/2000                     53163                     20811                25313                     24702
4/30/2000                     47264                     20185                24109                     23373
5/31/2000                     41293                     19771                22895                     22144
6/30/2000                     49926                     20258                24630                     23634
7/31/2000                     49542                     19942                23603                     23138
8/31/2000                     56665                     21180                25740                     25065
9/30/2000                     51916                     20062                23305                     23468
10/31/2000                    46677                     19977                22202                     22445
11/30/2000                    35502                     18402                18930                     19754
12/31/2000                    34725                     18492                18331                     19821
1/31/2001                     35483                     19148                19597                     20281
2/28/2001                     29172                     17402                16270                     17506
3/31/2001                     24542                     16300                14500                     15875
4/30/2001                     27008                     17567                16333                     17434
5/31/2001                     26719                     17684                16093                     17308
6/30/2001                     25741                     17254                15720                     16792
7/31/2001                     24652                     17084                15327                     16267
8/31/2001                     22089                     16015                14074                     14985
9/30/2001                     20008                     14721                12669                     13545
10/31/2001                    21111                     15002                13333                     14072
11/30/2001                    22819                     16153                14614                     15345
12/31/2001                    22447                     16294                14587                     15393
1/31/2002                     20918                     16057                14329                     15054
2/28/2002                     20325                     15747                13735                     14419
3/31/2002                     20876                     16339                14210                     15010
4/30/2002                     20284                     15349                13050                     14026
5/31/2002                     19443                     15235                12734                     13738
6/30/2002                     18368                     14150                11556                     12655
7/31/2002                     16357                     13047                10921                     11704
8/31/2002                     16246                     13133                10954                     11747
9/30/2002                     15447                     11706                 9817                     10691
10/31/2002                    16219                     12736                10718                     11539
11/30/2002                    16164                     13485                11300                     12019
12/31/2002                    15392                     12693                10519                     11185
1/31/2003                     15034                     12360                10264                     10949
2/28/2003                     15061                     12175                10217                     10852
3/31/2003                     15640                     12293                10407                     11057
4/30/2003                     16536                     13306                11177                     11841
5/31/2003                     17431                     14007                11735                     12418
6/30/2003                     17748                     14186                11896                     12530
7/31/2003                     18630                     14436                12192                     12869
8/31/2003                     19223                     14717                12495                     13156
9/30/2003                     18341                     14561                12362                     12910
10/31/2003                    20008                     15385                13056                     13680
11/30/2003                    20311                     15520                13193                     13782
12/31/2003                    20463                     16334                13649                     14174
1/31/2004                     21179                     16634                13928                     14426
2/29/2004                     20904                     16865                14016                     14501
3/31/2004                     20835                     16611                13756                     14327
4/30/2004                     20201                     16350                13596                     14019
5/31/2004                     21303                     16574                13850                     14297
6/30/2004                     21882                     16897                14023                     14500
7/31/2004                     19939                     16337                13230                     13654
8/31/2004                     19250                     16403                13165                     13548
9/30/2004                    $19953                    $16581               $13290                    $13835

1 The PBHG Large Cap 20 Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Investors considering the PBHG Large Cap 20 Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of the Large Cap 20 Fund.
2 The six month return has not been annualized.
3 The PBHG Large Cap 20 Fund-PBHG Class commenced operations on November 29,
  1996.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was (13.92)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Large Cap 20 Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 2.27% and 6.66%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 8.49% and 7.66%, respectively.
6 For more information on the Russell 1000(R) Growth Index and the S&P 500 Index
  please see the PBHG Funds Disclosure Notes on page 111.
7 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at November 30, 1996. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Funds Disclosure Notes on page 111.
8 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CONSUMER CYCLICAL           9%
FINANCIAL                   3%
HEALTH CARE                20%
SERVICES                   10%
TECHNOLOGY                 54%
CASH                        4%

% of Total Portfolio Investments



TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 8
Yahoo                                             9.9%
Symantec                                          9.2%
eBay                                              5.9%
Cisco Systems                                     5.5%
Guidant                                           5.3%
Boston Scientific                                 5.1%
Nextel Communications, Cl A                       5.1%
Dell Computer                                     5.1%
Qualcomm                                          5.0%
Staples                                           4.9%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  61.0%

     PBHG FUNDS

 PBHG LARGE CAP 20 FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%
CONSUMER CYCLICAL -- 9.4%
ENTERTAINMENT SOFTWARE -- 4.6%
Electronic Arts*                      191,800    $      8,821
                                                 ------------
                                                        8,821
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 4.8%
Staples                               304,800           9,089
                                                 ------------
                                                        9,089
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $17,611)                 17,910
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 2.8%
FINANCE-INVESTMENT BANKER/BROKER -- 2.8%
Goldman Sachs Group                    56,700           5,287
                                                 ------------
                                                        5,287
                                                 ------------
TOTAL FINANCIAL (COST $5,749)                           5,287
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.7%
MEDICAL INSTRUMENTS -- 10.1%
Boston Scientific*                    240,400           9,551
Guidant                               147,800           9,761
                                                 ------------
                                                       19,312
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.0%
Zimmer Holdings*                       97,900           7,738
                                                 ------------
                                                        7,738
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.0%
Biogen Idec*                           31,800           1,945
                                                 ------------
                                                        1,945
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 4.6%
Teva Pharmaceutical Industries-ADR*   338,800           8,792
                                                 ------------
                                                        8,792
                                                 ------------
TOTAL HEALTH CARE (COST $31,937)                       37,787
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.3%
E-COMMERCE/SERVICES -- 5.8%
eBay*                                 119,800          11,014
                                                 ------------
                                                       11,014
--------------------------------------------------------------------------------
SCHOOLS -- 4.5%
Apollo Group, Cl A*                   118,800           8,716
                                                 ------------
                                                        8,716
                                                 ------------
TOTAL SERVICES (COST $12,454)                          19,730
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 54.7%
APPLICATIONS SOFTWARE -- 4.7%
Microsoft                             324,800           8,981
                                                 ------------
                                                        8,981
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 4.9%
Nextel Communications, Cl A*          396,300           9,448
                                                 ------------
                                                        9,448
--------------------------------------------------------------------------------






                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMPUTERS -- 4.9%
Dell Computer*                        264,800    $      9,427
                                                 ------------
                                                        9,427
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 11.6%
Broadcom, Cl A*                       307,400           8,389
Intel                                 384,400           7,711
Xilinx                                224,300           6,056
                                                 ------------
                                                       22,156
--------------------------------------------------------------------------------
INTERNET SECURITY -- 8.9%
Symantec*                             310,400          17,035
                                                 ------------
                                                       17,035
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.3%
Cisco Systems*                        558,800          10,114
                                                 ------------
                                                       10,114
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 9.6%
Yahoo*                                541,900          18,376
                                                 ------------
                                                       18,376
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 4.8%
Qualcomm                              236,000           9,213
                                                 ------------
                                                        9,213
                                                 ------------
TOTAL TECHNOLOGY (COST $82,208)                       104,750
                                                 ------------
TOTAL COMMON STOCK (COST $149,959)                    185,464
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
UBS Warburg LLC 1.87%,
   dated 09/30/04, to be repurchased
   on 10/01/04, repurchase price
   $7,400,256 (collateralized by
   U.S. Government Obligations, par
   value $7,615,000, 3.375%, 04/15/09;
   total market value $7,551,977)(A)   $7,400           7,400
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $7,400)                7,400
                                                 ------------
TOTAL INVESTMENTS-- 100.8% (COST $157,359)            192,864
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.8)%
Payable for Administration Fees                           (24)
Payable for Investment Advisory Fees                     (134)
Other Assets and Liabilities, Net                      (1,399)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                     (1,557)
                                                 ------------
NET ASSETS-- 100.0%                                $  191,307
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                 $  513,907
Accumulated net investment loss                        (1,195)
Accumulated net realized loss on investments         (356,910)
Unrealized appreciation on investments                 35,505
                                                 ------------
NET ASSETS-- 100.0%                               $   191,307
                                                 ------------

                                                                      PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)


Description
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($191,081,697/13,200,727 SHARES)                       $14.48
                                                          ------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($107,053/7,461 SHARES)                                $14.35
                                                          ------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,237/3,757 SHARES)                                 $14.44
                                                          ------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($14.44/94.25%)                                        $15.32
                                                          ------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($63,913/4,460 SHARES)                                 $14.33
                                                          ------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG LARGE CAP GROWTH FUND

PBHG LARGE CAP GROWTH FUND (UNAUDITED)



           INVESTMENT FOCUS 8
                STYLE

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |     X    |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Liberty Ridge Capital, Inc.


                AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------------
                                              One     Annualized  Annualized  Annualized
                                   6         Year       3 Year      5 Year     Inception
                               Months 2     Return      Return      Return      to Date
-----------------------------------------------------------------------------------------
  PBHG Class 3                  (3.69)%      9.47%        0.16%       0.86%      11.80%
-----------------------------------------------------------------------------------------
  Advisor Class 4               (3.82)%      9.19%       (0.11)%      0.90%      11.69%
-----------------------------------------------------------------------------------------
  Class A with load 5           (9.34)%      2.92%       (2.07)%     (0.60)%     10.86%
-----------------------------------------------------------------------------------------
  Class A without load 5        (3.79)%      9.18%       (0.11)%      0.58%      11.56%
-----------------------------------------------------------------------------------------
  Class C with load 5           (5.08)%      7.45%       (0.85)%     (0.16)%     10.72%
-----------------------------------------------------------------------------------------
  Class C without load 5        (4.12)%      8.45%       (0.85)%     (0.16)%     10.72%
-----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
     WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING
                 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL 1000(R) GROWTH INDEX, S&P 500
              INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                                         [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       PBHG LARGE CAP              S&P 500              RUSSELL 1000         LIPPER LARGE-CAP GROWTH
                      GROWTH-PBHG CLASS            INDEX 6             GROWTH INDEX 6           GROWTH FUNDS AVERAGE 7
4/5/95                     10000                     10000                  10000                      10000
4/30/95                    10000                     10189                  10000                      10000
5/31/95                    10070                     10596                  10349                      10314
6/30/95                    10920                     10842                  10748                      10826
7/31/95                    11740                     11202                  11195                      11378
8/31/95                    12310                     11230                  11207                      11450
9/30/95                    13160                     11704                  11724                      11834
10/31/95                   13510                     11662                  11732                      11745
11/30/95                   13720                     12174                  12188                      12156
12/31/95                   13383                     12408                  12258                      12122
1/31/96                    14146                     12831                  12668                      12432
2/29/96                    14827                     12950                  12899                      12765
3/31/96                    14992                     13074                  12916                      12809
4/30/96                    15880                     13267                  13256                      13212
5/31/96                    16509                     13609                  13719                      13587
6/30/96                    16158                     13661                  13738                      13410
7/31/96                    15023                     13058                  12933                      12604
8/31/96                    15601                     13333                  13267                      13039
9/30/96                    16870                     14083                  14233                      13931
10/31/96                   16365                     14472                  14318                      14010
11/30/96                   16994                     15566                  15393                      14876
12/31/96                   16514                     15257                  15092                      14561
1/31/97                    17247                     16211                  16151                      15453
2/28/97                    16504                     16338                  16041                      15191
3/31/97                    14727                     15666                  15173                      14381
4/30/97                    15626                     16602                  16181                      15127
5/31/97                    17330                     17612                  17348                      16226
6/30/97                    18197                     18401                  18043                      16884
7/31/97                    19860                     19866                  19638                      18468
8/31/97                    18941                     18753                  18489                      17683
9/30/97                    20139                     19780                  19399                      18647
10/31/97                   19282                     19119                  18682                      17978
11/30/97                   19365                     20004                  19475                      18342
12/31/97                   20206                     20348                  19693                      18594
1/31/98                    19893                     20573                  20282                      18847
2/28/98                    22450                     22057                  21808                      20368
3/31/98                    23681                     23186                  22677                      21349
4/30/98                    23817                     23419                  22991                      21678
5/31/98                    23160                     23017                  22338                      21121
6/30/98                    24861                     23952                  23707                      22344
7/31/98                    24621                     23697                  23550                      22127
8/31/98                    19945                     20271                  20015                      18514
9/30/98                    21458                     21569                  21553                      19776
10/31/98                   21573                     23324                  23285                      21072
11/30/98                   22993                     24737                  25056                      22515
12/31/98                   26353                     26163                  27316                      24821
1/31/99                    27213                     27257                  28920                      26360
2/28/99                    25671                     26410                  27599                      25324
3/31/99                    27447                     27466                  29052                      26757
4/30/99                    27157                     28530                  29089                      27008
5/31/99                    26029                     27856                  28196                      26206
6/30/99                    27950                     29402                  30170                      28043
7/31/99                    26933                     28484                  29212                      27258
8/31/99                    27135                     28343                  29689                      27231
9/30/99                    27593                     27566                  29065                      26980
10/31/99                   30363                     29311                  31260                      28845
11/30/99                   34284                     29907                  32947                      30451
12/31/99                   44025                     31668                  36373                      34063
1/31/2000                  44792                     30077                  34668                      32717
2/29/2000                  56129                     29508                  36363                      34795
3/31/2000                  54509                     32394                  38966                      36747
4/30/2000                  48628                     31420                  37112                      34770
5/31/2000                  44409                     30775                  35243                      32941
6/30/2000                  52833                     31534                  37914                      35158
7/31/2000                  52876                     31041                  36333                      34420
8/31/2000                  59709                     32969                  39623                      37287
9/30/2000                  56882                     31228                  35875                      34912
10/31/2000                 51355                     31096                  34177                      33390
11/30/2000                 42661                     28645                  29139                      29386
12/31/2000                 43945                     28785                  28217                      29486
1/31/2001                  44051                     29806                  30167                      30170
2/28/2001                  39143                     27088                  25045                      26043
3/31/2001                  34584                     25372                  22320                      23616
4/30/2001                  37499                     27344                  25143                      25935
5/31/2001                  37438                     27527                  24773                      25748
6/30/2001                  36638                     26857                  24199                      24981
7/31/2001                  35264                     26593                  23594                      24199
8/31/2001                  32364                     24928                  21665                      22292
9/30/2001                  28664                     22915                  19502                      20150
10/31/2001                 29872                     23352                  20525                      20934
11/30/2001                 31835                     25143                  22497                      22828
12/31/2001                 31413                     25363                  22454                      22899
1/31/2002                  30129                     24993                  22058                      22395
2/28/2002                  28589                     24511                  21142                      21450
3/31/2002                  29706                     25433                  21874                      22329
4/30/2002                  28724                     23891                  20088                      20865
5/31/2002                  27939                     23715                  19602                      20437
6/30/2002                  26233                     22026                  17789                      18826
7/31/2002                  23741                     20309                  16811                      17411
8/31/2002                  23741                     20442                  16861                      17475
9/30/2002                  22533                     18221                  15112                      15904
10/31/2002                 23620                     19824                  16499                      17165
11/30/2002                 23710                     20991                  17395                      17879
12/31/2002                 22366                     19758                  16193                      16639
1/31/2003                  22110                     19240                  15800                      16287
2/28/2003                  22019                     18951                  15728                      16144
3/31/2003                  22804                     19136                  16020                      16449
4/30/2003                  23846                     20712                  17205                      17615
5/31/2003                  25160                     21803                  18063                      18473
6/30/2003                  25477                     22082                  18312                      18640
7/31/2003                  26353                     22471                  18768                      19145
8/31/2003                  26957                     22909                  19235                      19572
9/30/2003                  26308                     22665                  19029                      19206
10/31/2003                 28241                     23948                  20098                      20350
11/30/2003                 28649                     24158                  20308                      20503
12/31/2003                 29132                     25425                  21010                      21085
1/31/2004                  30204                     25892                  21439                      21461
2/29/2004                  30144                     26252                  21576                      21572
3/31/2004                  29902                     25856                  21175                      21313
4/30/2004                  28951                     25450                  20929                      20855
5/31/2004                  29963                     25799                  21319                      21268
6/30/2004                  30522                     26301                  21586                      21570
7/31/2004                  28317                     25430                  20365                      20312
8/31/2004                  27848                     25533                  20265                      20154
9/30/2004                 $28800                    $25810                 $20458                     $20581

1 The PBHG Large Cap Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect past fee waiver and /or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Large Cap Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of the Large Cap Growth Fund.
2 The six month return has not been annualized.
3 The PBHG Large Cap Growth Fund-PBHG Class commenced operations on April 5,
  1995.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was (10.87)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Large Cap Growth Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 2.36% and 6.89%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 7.66% and 6.89%, respectively.
6 For more information on the Russell 1000(R) Growth Index and the S&P 500 Index
  please see the PBHG Funds Disclosure Notes on page 111.
7 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at April 30, 1995. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Funds Disclosure Notes on page 111.
8 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CASH                                3%
CONSUMER CYCLICAL                  16%
CONSUMER NON-CYCLICAL               4%
ENERGY                              1%
FINANCIAL                           8%
HEALTH CARE                        25%
INDUSTRIAL                          5%
SERVICES                            5%
TECHNOLOGY                         33%

% of Total Portfolio Investments



TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 20048

Yahoo                                             3.4%
Symantec                                          3.3%
Boston Scientific                                 2.7%
eBay                                              2.5%
Microsoft                                         2.5%
Cisco Systems                                     2.5%
Guidant                                           2.4%
Nextel Communications, Cl A                       2.3%
Qualcomm                                          2.3%
Teva Pharmaceutical Industries-ADR                2.3%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  26.2%

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.0%
CONSUMER CYCLICAL -- 16.2%
APPAREL MANUFACTURERS -- 1.1%
Coach*                                 43,000    $      1,824
                                                 ------------
                                                        1,824
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 0.8%
Nike                                   16,700           1,316
                                                 ------------
                                                        1,316
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.7%
Clear Channel Communications           37,400           1,166
                                                 ------------
                                                        1,166
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.4%
International Game Technology          64,300           2,312
                                                 ------------
                                                        2,312
--------------------------------------------------------------------------------
CRUISE LINES -- 1.5%
Carnival                               52,800           2,497
                                                 ------------
                                                        2,497
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.9%
Electronic Arts*                       70,000           3,219
                                                 ------------
                                                        3,219
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%
Time Warner*                           51,700             834
                                                 ------------
                                                          834
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.1%
Bed, Bath & Beyond*                    47,900           1,778
                                                 ------------
                                                        1,778
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.4%
Lowe's                                 42,200           2,294
                                                 ------------
                                                        2,294
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.5%
Best Buy                               16,800             911
                                                 ------------
                                                          911
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.0%
Target                                 35,900           1,625
Wal-Mart Stores                        31,600           1,681
                                                 ------------
                                                        3,306
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.9%
Walgreen                               44,500           1,594
                                                 ------------
                                                        1,594
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.5%
Staples                                85,900           2,561
                                                 ------------
                                                        2,561
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
Starbucks*                             32,500           1,477
                                                 ------------
                                                        1,477
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $21,831)                 27,089
                                                 ------------
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.6%
BEVERAGES-NON-ALCOHOLIC -- 1.0%
PepsiCo                                34,200    $      1,664
                                                 ------------
                                                        1,664
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 3.6%
Avon Products                          42,400           1,852
Estee Lauder, Cl A                     26,300           1,099
Procter & Gamble                       56,700           3,069
                                                 ------------
                                                        6,020
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $6,448)               7,684
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 1.0%
OIL-FIELD SERVICES -- 1.0%
Schlumberger                           24,700           1,662
                                                 ------------
                                                        1,662
                                                 ------------
TOTAL ENERGY (COST $1,300)                              1,662
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 7.7%
FINANCE-CREDIT CARD -- 0.3%
Capital One Financial                   6,700             495
                                                 ------------
                                                          495
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.9%
Citigroup                              35,800           1,580
Goldman Sachs Group                    26,900           2,508
Morgan Stanley                         15,900             784
                                                 ------------
                                                        4,872
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.8%
Countrywide Financial                  78,098           3,076
                                                 ------------
                                                        3,076
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.9%
American International Group           20,807           1,415
                                                 ------------
                                                        1,415
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.6%
Progressive                            10,800             915
                                                 ------------
                                                          915
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.2%
Wells Fargo                            34,900           2,081
                                                 ------------
                                                        2,081
                                                 ------------
TOTAL FINANCIAL (COST $10,648)                         12,854
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 25.0%
MEDICAL INSTRUMENTS -- 6.1%
Boston Scientific*                    108,300           4,303
Guidant                                59,700           3,942
St. Jude Medical*                      26,400           1,987
                                                 ------------
                                                       10,232
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.2%
Johnson & Johnson                      52,200           2,940
Stryker                                26,700           1,284
Varian Medical Systems*                28,200             975
Zimmer Holdings*                       44,000           3,478
                                                 ------------
                                                        8,677
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG LARGE CAP GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.4%
Amgen*                                 21,300    $      1,207
Biogen Idec*                           27,700           1,695
Genentech*                             53,400           2,799
                                                 ------------
                                                        5,701
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.8%
Pfizer                                 99,240           3,037
                                                 ------------
                                                        3,037
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.3%
Teva Pharmaceutical Industries-ADR*   145,200           3,768
                                                 ------------
                                                        3,768
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.1%
UnitedHealth Group                     40,300           2,972
WellPoint Health Networks*             20,100           2,112
                                                 ------------
                                                        5,084
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 1.0%
Alcon                                  21,200           1,700
                                                 ------------
                                                        1,700
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.5%
Caremark Rx*                           28,300             908
                                                 ------------
                                                          908
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.6%
Gilead Sciences*                       72,200           2,699
                                                 ------------
                                                        2,699
                                                 ------------
TOTAL HEALTH CARE (COST $30,084)                       41,806
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.0%
AEROSPACE/DEFENSE -- 0.7%
Lockheed Martin                        20,400           1,138
                                                 ------------
                                                        1,138
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.3%
3M 12,600                               1,008
Danaher                                24,600           1,261
General Electric                       95,700           3,214
Tyco International                     54,700           1,677
                                                 ------------
                                                        7,160
                                                 ------------
TOTAL INDUSTRIAL (COST $7,747)                          8,298
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 4.6%
CONSULTING SERVICES -- 0.4%
Accenture Limited*                     25,700             695
                                                 ------------
                                                          695
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.5%
eBay*                                  44,900           4,128
                                                 ------------
                                                        4,128
--------------------------------------------------------------------------------
SCHOOLS -- 1.7%
Apollo Group, Cl A*                    39,800           2,920
                                                 ------------
                                                        2,920
                                                 ------------
TOTAL SERVICES (COST $3,297)                            7,743
                                                 ------------
--------------------------------------------------------------------------------





                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 32.9%
APPLICATIONS SOFTWARE -- 4.5%
Infosys Technologies-ADR               32,400    $      1,834
Microsoft                             144,900           4,007
Wipro-ADR                              85,200           1,609
                                                 ------------
                                                        7,450
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.3%
Nextel Communications, Cl A*          159,700           3,807
                                                 ------------
                                                        3,807
--------------------------------------------------------------------------------
COMPUTERS -- 1.8%
Dell Computer*                         85,100           3,030
                                                 ------------
                                                        3,030
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.7%
EMC*                                  139,100           1,605
Network Appliance*                     57,200           1,316
                                                 ------------
                                                        2,921
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.9%
Flextronics International*            111,400           1,476
                                                 ------------
                                                        1,476
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.7%
Broadcom, Cl A*                        91,600           2,500
Intel                                 141,000           2,829
Xilinx                                 90,200           2,435
                                                 ------------
                                                        7,764
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
Oracle*                               111,300           1,255
SAP-ADR                                29,800           1,161
                                                 ------------
                                                        2,416
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.2%
Symantec*                              96,900           5,318
                                                 ------------
                                                        5,318
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.3%
Cisco Systems*                        220,400           3,989
Juniper Networks*                      64,800           1,529
                                                 ------------
                                                        5,518
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.7%
Analog Devices                         39,100           1,516
Maxim Integrated Products              29,300           1,239
                                                 ------------
                                                        2,755
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Applied Materials*                     72,700           1,199
                                                 ------------
                                                        1,199
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.7%
Lucent Technologies*                  387,400           1,228
                                                 ------------
                                                        1,228
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 3.7%
Google*                                 5,501             713
Yahoo*                                162,900           5,524
                                                 ------------
                                                        6,237
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                    Shares/Face     Market
Description                        Amount (000)   Value (000)
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.3%
Qualcomm                               96,800    $      3,779
                                                 ------------
                                                        3,779
                                                 ------------
TOTAL TECHNOLOGY (COST $42,013)                        54,898
                                                 ------------
TOTAL COMMON STOCK (COST $123,368)                    162,034
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
UBS Warburg LLC
   1.87%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $4,847,769 (collateralized
   by U.S. Government Obligations, par
   value $4,990,000, 3.375%, 04/15/09;
   total market value $4,948,702)(A)   $4,848           4,848
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $4,848)                4,848
                                                 ------------
TOTAL INVESTMENTS-- 99.9% (COST $128,216)             166,882
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Payable for Administration Fees                           (21)
Payable for Investment Advisory Fees                     (103)
Other Assets and Liabilities, Net                         213
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                         89
                                                 ------------
NET ASSETS-- 100.0%                                $  166,971
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                $   320,638
Accumulated net investment loss                          (616)
Accumulated net realized loss on investments         (191,717)
Unrealized appreciation on investments                 38,666
                                                 ------------
NET ASSETS-- 100.0%                               $   166,971
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($166,570,244/8,733,895 SHARES)                     $19.07
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($266,845/14,124 SHARES)                            $18.89
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($74,098/3,896 SHARES)                              $19.02
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($19.02/94.25%)                                     $20.18
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($59,653/3,163 SHARES)                              $18.86
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS

 PBHG SELECT GROWTH FUND

PBHG SELECT GROWTH FUND (UNAUDITED)


           INVESTMENT FOCUS 7
                STYLE

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |     X    |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Liberty Ridge Capital, Inc.




                 AVERAGE ANNUAL TOTAL RETURN1 AS OF SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------
                                            One     Annualized  Annualized   Annualized
                                 6          Year       3 Year      5 Year     Inception
                              Months 2     Return      Return      Return      to Date
----------------------------------------------------------------------------------------
  PBHG Class 3                 (5.36)%      1.85%       (1.93)%     (3.54)%      9.84%
----------------------------------------------------------------------------------------
  Class A with load 4         (10.88)%     (4.27)%      (4.08)%     (5.01)%      8.76%
----------------------------------------------------------------------------------------
  Class A without load 4       (5.46)%      1.60%       (2.18)%     (3.88)%      9.44%
----------------------------------------------------------------------------------------
  Class C with load 4          (6.76)%     (0.18)%      (2.91)%     (4.61)%      8.62%
----------------------------------------------------------------------------------------
  Class C without load 4       (5.82)%      0.82%       (2.91)%     (4.61)%      8.62%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. FUNDS THAT INVEST IN A LIMITED NUMBER OF SECURITIES MAY INVOLVE GREATER RISKS AND MORE PRICE VOLATILITY THAN FUNDS THAT DO NOT LIMIT THE NUMBER OF SECURITIES IN WHICH THEY INVEST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY
             CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SELECT
       GROWTH FUND - PBHG CLASS VERSUS THE RUSSELL 3000(R) GROWTH INDEX,
        THE S&P 500 INDEX AND THE LIPPER MUTLI-CAP GROWTH FUNDS AVERAGE



                                         [LINE CHART OMITTED, PLOT POINTS FOLLOWS

                                                  RUSSELL 3000              S&P 500          LIPPER MULTI-CAP GROWTH
                 PBHG SELECT GROWTH-PBHG CLASS    GROWTH INDEX 5             INDEX 5                FUNDS AVERAGE 6
4/5/95                      10000                     10000                  10000                    10000
4/30/95                     10210                     10000                  10189                    10000
5/31/95                     10620                     10328                  10596                    10278
6/30/95                     11930                     10756                  10842                    10997
7/31/95                     13680                     11243                  11202                    11791
8/31/95                     14240                     11268                  11230                    11922
9/30/95                     14850                     11757                  11704                    12315
10/31/95                    15300                     11705                  11662                    12114
11/30/95                    15690                     12166                  12174                    12546
12/31/95                    15836                     12255                  12409                    12528
1/31/96                     16184                     12614                  12831                    12690
2/29/96                     17382                     12878                  12950                    13165
3/31/96                     17690                     12918                  13075                    13236
4/30/96                     19206                     13324                  13267                    14005
5/31/96                     20804                     13813                  13609                    14515
6/30/96                     20015                     13733                  13661                    14065
7/31/96                     18059                     12838                  13058                    12853
8/31/96                     19257                     13230                  13333                    13496
9/30/96                     21562                     14164                  14084                    14529
10/31/96                    20322                     14179                  14472                    14405
11/30/96                    20793                     15179                  15566                    15111
12/31/96                    20269                     14937                  15258                    14842
1/31/97                     20765                     15919                  16211                    15639
2/28/97                     18324                     15731                  16338                    14925
3/31/97                     16461                     14857                  15667                    14037
4/30/97                     16927                     15743                  16602                    14376
5/31/97                     19203                     16978                  17613                    15807
6/30/97                     19979                     17649                  18402                    16436
7/31/97                     21852                     19147                  19866                    18066
8/31/97                     20765                     18184                  18753                    17662
9/30/97                     22804                     19136                  19780                    18824
10/31/97                    21231                     18382                  19120                    18035
11/30/97                    20600                     19037                  20005                    18004
12/31/97                    21655                     19230                  20348                    18152
1/31/98                     21221                     19725                  20573                    18245
2/28/98                     23383                     21232                  22057                    19801
3/31/98                     24987                     22083                  23187                    20842
4/30/98                     24935                     22372                  23420                    21128
5/31/98                     23476                     21645                  23017                    20234
6/30/98                     26466                     22872                  23952                    21499
7/31/98                     24325                     22565                  23697                    20936
8/31/98                     19596                     19029                  20271                    17303
9/30/98                     21490                     20526                  21570                    18805
10/31/98                    20196                     22130                  23324                    19770
11/30/98                    21707                     23816                  24738                    21468
12/31/98                    25773                     25964                  26163                    24278
1/31/99                     26115                     27462                  27257                    26036
2/28/99                     23745                     26115                  26410                    24599
3/31/99                     26829                     27459                  27467                    26350
4/30/99                     25897                     27659                  28531                    26888
5/31/99                     24790                     26875                  27857                    26277
6/30/99                     26942                     28722                  29403                    28238
7/31/99                     26363                     27811                  28485                    27718
8/31/99                     28318                     28157                  28344                    27948
9/30/99                     29157                     27642                  27567                    28091
10/31/99                    35023                     29633                  29311                    30155
11/30/99                    44490                     31333                  29907                    33059
12/31/99                    67241                     34746                  31668                    38851
1/31/2000                   70543                     33210                  30077                    37744
2/29/2000                  101120                     35285                  29508                    43923
3/31/2000                   91437                     37281                  32395                    43769
4/30/2000                   71213                     35363                  31420                    39821
5/31/2000                   63034                     33492                  30776                    37125
6/30/2000                   86290                     36149                  31534                    41231
7/31/2000                   83575                     34531                  31041                    40130
8/31/2000                   97524                     37691                  32969                    44424
9/30/2000                   89239                     34239                  31229                    42145
10/31/2000                  77124                     32538                  31097                    39246
11/30/2000                  51729                     27668                  28645                    32704
12/31/2000                  50732                     26957                  28785                    33171
1/31/2001                   52922                     28842                  29807                    34296
2/28/2001                   40987                     24012                  27089                    28843
3/31/2001                   32706                     21430                  25373                    25523
4/30/2001                   37677                     24134                  27344                    28624
5/31/2001                   37369                     23846                  27528                    28363
6/30/2001                   37246                     23387                  26858                    27952
7/31/2001                   33887                     22704                  26593                    26569
8/31/2001                   30072                     20876                  24928                    24257
9/30/2001                   25815                     18706                  22915                    21016
10/31/2001                  27341                     19738                  23352                    22321
11/30/2001                  30220                     21618                  25144                    24643
12/31/2001                  30011                     21667                  25364                    25064
1/31/2002                   28510                     21257                  24994                    24410
2/28/2002                   26639                     20342                  24512                    22992
3/31/2002                   27981                     21116                  25434                    24213
4/30/2002                   26492                     19480                  23892                    22784
5/31/2002                   25286                     18959                  23716                    22123
6/30/2002                   23243                     17216                  22026                    20095
7/31/2002                   21078                     16152                  20309                    18346
8/31/2002                   20401                     16197                  20443                    18279
9/30/2002                   19195                     14549                  18221                    16809
10/31/2002                  20598                     15845                  19825                    18102
11/30/2002                  21312                     16749                  20992                    19280
12/31/2002                  19823                     15592                  19758                    17813
1/31/2003                   18937                     15211                  19240                    17622
2/28/2003                   18986                     15120                  18952                    17450
3/31/2003                   19331                     15398                  19136                    17737
4/30/2003                   20672                     16556                  20712                    19084
5/31/2003                   22161                     17449                  21803                    20467
6/30/2003                   22087                     17696                  22082                    20787
7/31/2003                   23379                     18198                  22472                    21483
8/31/2003                   24868                     18689                  22909                    22278
9/30/2003                   23908                     18468                  22666                    21812
10/31/2003                  25963                     19546                  23948                    23391
11/30/2003                  26529                     19783                  24159                    23775
12/31/2003                  25815                     20422                  25426                    24184
1/31/2004                   26418                     20888                  25892                    24793
2/29/2004                   26037                     21008                  26252                    24982
3/31/2004                   25729                     20656                  25856                    24867
4/30/2004                   25126                     20353                  25451                    24007
5/31/2004                   26246                     20734                  25800                    24597
6/30/2004                   26197                     21026                  26302                    25121
7/31/2004                   23366                     19779                  25431                    23373
8/31/2004                   23059                     19656                  25534                    23052
9/30/2004                  $24351                    $19913                 $25810                   $23928

1 The PBHG Select Growth Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select Growth Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of the Select Growth Fund.
2 The six month return has not been annualized.
3 The PBHG Select Growth Fund-PBHG Class commenced operations on April 5, 1995. 4 The PBHG Select Growth Fund-Class A and C shares commenced operations on
  September 30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were (4.27)% and (0.18)%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 1.60% and 0.82%, respectively.
5 For more information on the Russell 3000(R) Growth Index and S&P 500 Index
  please see the PBHG Funds Disclosure Notes on page 111.
6 The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds
  Average at April 30, 1995. For more information on the Lipper Multi-Cap Growth Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CASH                             4%
CONSUMER CYCLICAL               12%
FINANCIAL                        4%
HEALTH CARE                     32%
INDUSTRIAL                       7%
INVESTMENT COMPANY               3%
SERVICES                        13%
TECHNOLOGY                      24%
TRANSPORTATION                   1%

% of Total Portfolio Investments



TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 7

Gilead Sciences                                   6.1%
Qualcomm                                          6.1%
Harman International Industries                   6.0%
Coach                                             5.6%
Yahoo                                             5.5%
Autodesk                                          4.8%
Boston Scientific                                 4.6%
Kinetic Concepts                                  4.4%
Countrywide Financial                             4.3%
Corporate Executive Board                         4.3%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  51.7%

                                                                      PBHG FUNDS

                                                         PBHG SELECT GROWTH FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.1%
CONSUMER CYCLICAL -- 12.5%
APPAREL MANUFACTURERS -- 5.2%
Coach*                                243,600    $     10,334
                                                 ------------
                                                       10,334
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 5.6%
Harman International Industries       104,100          11,217
                                                 ------------
                                                       11,217
--------------------------------------------------------------------------------
RADIO -- 1.7%
XM Satellite Radio Holdings, Cl A*    109,100           3,384
                                                 ------------
                                                        3,384
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $15,557)                 24,935
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.1%
FINANCE-MORTGAGE LOAN/BANKER -- 4.1%
Countrywide Financial                 204,400           8,051
                                                 ------------
                                                        8,051
                                                 ------------
TOTAL FINANCIAL (COST $7,266)                           8,051
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 31.8%
DENTAL SUPPLIES & EQUIPMENT -- 2.6%
Align Technology*                     335,400           5,125
                                                 ------------
                                                        5,125
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 4.1%
Kinetic Concepts*                     156,200           8,208
                                                 ------------
                                                        8,208
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 4.3%
Boston Scientific*                    216,300           8,594
                                                 ------------
                                                        8,594
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 3.6%
Covance*                              178,600           7,139
                                                 ------------
                                                        7,139
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.0%
Zimmer Holdings*                       52,000           4,110
                                                 ------------
                                                        4,110
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.5%
Martek Biosciences*                    60,800           2,957
                                                 ------------
                                                        2,957
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 2.5%
Advanced Medical Optics*              126,500           5,006
                                                 ------------
                                                        5,006
--------------------------------------------------------------------------------
THERAPEUTICS -- 11.2%
Eyetech Pharmaceuticals*              187,300           6,366
Gilead Sciences*                      304,200          11,371
Onyx Pharmaceuticals*                 108,158           4,652
                                                 ------------
                                                       22,389
                                                 ------------
TOTAL HEALTH CARE (COST $57,049)                       63,528
                                                 ------------
--------------------------------------------------------------------------------

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

ELECTRIC PRODUCTS-MISCELLANEOUS -- 2.2%
Ametek                                143,900    $      4,363
                                                 ------------
                                                        4,363
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.5%
Flir Systems*                          85,100           4,978
                                                 ------------
                                                        4,978
--------------------------------------------------------------------------------
TOOLS-HAND HELD -- 1.9%
Black & Decker                         50,000           3,872
                                                 ------------
                                                        3,872
                                                 ------------
TOTAL INDUSTRIAL (COST $12,927)                        13,213
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 12.9%
COMPUTER SERVICES -- 3.0%
Cognizant Technology Solutions*       199,500           6,087
                                                 ------------
                                                        6,087
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.0%
Corporate Executive Board             129,900           7,955
                                                 ------------
                                                        7,955
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 3.8%
eBay*                                  81,800           7,521
                                                 ------------
                                                        7,521
--------------------------------------------------------------------------------
SCHOOLS -- 2.1%
Apollo Group, Cl A*                    56,850           4,171
                                                 ------------
                                                        4,171
                                                 ------------
TOTAL SERVICES (COST $21,691)                          25,734
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 24.2%
CELLULAR TELECOMMUNICATIONS -- 2.9%
Nextel Communications, Cl A*          243,100           5,795
                                                 ------------
                                                        5,795
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 4.4%
Autodesk                              181,900           8,846
                                                 ------------
                                                        8,846
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.5%
Intel                                 146,400           2,937
                                                 ------------
                                                        2,937
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.6%
Anixter International                  56,000           1,965
Juniper Networks*                     304,100           7,177
                                                 ------------
                                                        9,142
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 5.1%
Yahoo*                                303,700          10,298
                                                 ------------
                                                       10,298
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.7%
Qualcomm                              290,600          11,345
                                                 ------------
                                                       11,345
                                                 ------------
TOTAL TECHNOLOGY (COST $36,467)                        48,363
                                                 ------------
--------------------------------------------------------------------------------

     PBHG FUNDS

 PBHG SELECT GROWTH FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
UTI Worldwide                          34,800    $      2,047
                                                 ------------
                                                        2,047
                                                 ------------
TOTAL TRANSPORTATION (COST $1,901)                      2,047
                                                 ------------
TOTAL COMMON STOCK (COST $152,858)                    185,871
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 3.5%
INDEX FUND-SMALL CAP -- 3.5%
Nasdaq-100 Index Tracking Stock*      199,000           6,995
                                                 ------------
                                                        6,995
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $6,998)                  6,995
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
Morgan Stanley
   1.70%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $8,034,788 (collateralized by
   U.S. Government Obligations, par value
   $8,275,000, 0.00%, 03/16/05;
   total market value $8,196,388)(A)   $8,034           8,034
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $8,034)                8,034
                                                 ------------
TOTAL INVESTMENTS-- 100.6% (COST $167,890)            200,900
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.6)%
Receivable for Investment Securities Sold               5,863
Payable for Administration Fees                           (24)
Payable for Investment Advisory Fees                     (138)
Payable for Investment Securities Purchased            (6,688)
Other Assets and Liabilities, Net                        (226)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                     (1,213)
                                                 ------------
NET ASSETS-- 100.0%                               $   199,687
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                 $1,368,749
Accumulated net investment loss                        (1,413)
Accumulated net realized loss on investments       (1,200,659)
Unrealized appreciation on investments                 33,010
                                                 ------------
NET ASSETS-- 100.0%                               $   199,687
                                                 ------------


Description
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($199,585,991/10,084,414 SHARES)                    $19.79
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($50,792/2,573 SHARES)                              $19.74
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($19.74/94.25%)                                     $20.94
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($50,411/2,573 SHARES)                              $19.59
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                   PBHG STRATEGIC SMALL COMPANY FUND (UNAUDITED)

           INVESTMENT FOCUS 7
                STYLE

    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |     X    |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N
Source: Liberty Ridge Capital, Inc.



                   AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------
                                            One      Annualized  Annualized  Annualized
                                 6          Year       3 Year      5 Year     Inception
                              Months 2     Return      Return      Return      to Date
----------------------------------------------------------------------------------------
  PBHG Class 3                 (7.09)%       4.95%       5.03%       4.91%       8.02%
----------------------------------------------------------------------------------------
  Advisor Class 4              (7.19)%       4.72%       4.78%       4.65%       7.76%
----------------------------------------------------------------------------------------
  Class A with load 5         (12.56)%      (1.32)%      2.81%       3.46%       6.86%
----------------------------------------------------------------------------------------
  Class A without load 5       (7.25)%       4.71%       4.85%       4.70%       7.67%
----------------------------------------------------------------------------------------
  Class C with load 5          (8.50)%       2.89%       3.98%       3.86%       6.83%
----------------------------------------------------------------------------------------
  Class C without load 5       (7.58)%       3.89%       3.98%       3.86%       6.83%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. FUNDS THAT INVEST IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISK AND PRICE VOLATILITY THAN FUNDS THAT INVEST IN LARGER, MORE
 ESTABLISHED COMPANIES. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
     WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING
                 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG STRATEGIC SMALL COMPANY FUND - PBHG CLASS VERSUS THE RUSSELL 2000(R) INDEX AND
                   THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                         [LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                               PBHG STRATEGIC                  RUSSELL 2000              LIPPER SMALL-CAP GROWTH
                        SMALL COMPANY FUND-PBHG CLASS            INDEX 6                     FUNDS AVERAGE 6
12/31/96                            10000                         10000                            10000
1/31/97                             10120                         10200                            10273
2/28/97                              9350                          9952                             9670
3/31/97                              8860                          9483                             9038
4/30/97                              8750                          9509                             8926
5/31/97                             10270                         10567                            10141
6/30/97                             11130                         11020                            10721
7/31/97                             12170                         11533                            11463
8/31/97                             12410                         11797                            11675
9/30/97                             13440                         12660                            12623
10/31/97                            12820                         12104                            11987
11/30/97                            12520                         12026                            11753
12/31/97                            12567                         12236                            11807
1/31/98                             12502                         12043                            11663
2/28/98                             13439                         12933                            12630
3/31/98                             13870                         13467                            13274
4/30/98                             13999                         13541                            13387
5/31/98                             12922                         12812                            12513
6/30/98                             13073                         12839                            12808
7/31/98                             12244                         11800                            11937
8/31/98                              9466                          9508                             9388
9/30/98                             10004                         10252                            10086
10/31/98                            10381                         10671                            10523
11/30/98                            11501                         11230                            11381
12/31/98                            12835                         11924                            12582
1/31/99                             13105                         12083                            12928
2/28/99                             11957                         11104                            11783
3/31/99                             11856                         11278                            12289
4/30/99                             12092                         12288                            12911
5/31/99                             12576                         12468                            13060
6/30/99                             13937                         13032                            14218
7/31/99                             13960                         12674                            14187
8/31/99                             14083                         12205                            14008
9/30/99                             14308                         12208                            14368
10/31/99                            14815                         12257                            15137
11/30/99                            16209                         12989                            17052
12/31/99                            19482                         14459                            20164
1/31/2000                           19188                         14227                            20002
2/29/2000                           24796                         16577                            24809
3/31/2000                           23682                         15484                            23561
4/30/2000                           21514                         14552                            21033
5/31/2000                           20559                         13704                            19352
6/30/2000                           24625                         14898                            22507
7/31/2000                           22898                         14419                            21100
8/31/2000                           26265                         15519                            23503
9/30/2000                           26008                         15063                            22610
10/31/2000                          24331                         14391                            21093
11/30/2000                          19727                         12913                            17450
12/31/2000                          21799                         14022                            18937
1/31/2001                           22342                         14752                            19556
2/28/2001                           19024                         13785                            16926
3/31/2001                           17279                         13110                            15304
4/30/2001                           19353                         14136                            17231
5/31/2001                           20039                         14483                            17600
6/30/2001                           20425                         14983                            18105
7/31/2001                           19496                         14172                            17051
8/31/2001                           18509                         13715                            16027
9/30/2001                           15691                         11868                            13571
10/31/2001                          17093                         12563                            14657
11/30/2001                          18466                         13536                            15824
12/31/2001                          19624                         14371                            16791
1/31/2002                           18938                         14222                            16282
2/28/2002                           17579                         13832                            15232
3/31/2002                           19124                         14943                            16408
4/30/2002                           18537                         15080                            15953
5/31/2002                           17450                         14410                            15157
6/30/2002                           16177                         13695                            14070
7/31/2002                           13603                         11627                            12098
8/31/2002                           13688                         11597                            12096
9/30/2002                           12673                         10764                            11311
10/31/2002                          13302                         11110                            11780
11/30/2002                          14361                         12101                            12660
12/31/2002                          13088                         11427                            11837
1/31/2003                           12730                         11111                            11544
2/28/2003                           12258                         10775                            11210
3/31/2003                           12473                         10914                            11394
4/30/2003                           13703                         11949                            12333
5/31/2003                           15190                         13231                            13527
6/30/2003                           15662                         13471                            13907
7/31/2003                           16764                         14313                            14753
8/31/2003                           17736                         14970                            15572
9/30/2003                           17322                         14693                            15190
10/31/2003                          18981                         15927                            16571
11/30/2003                          19753                         16492                            17093
12/31/2003                          19267                         16827                            17086
1/31/2004                           19939                         17558                            17807
2/29/2004                           19767                         17715                            17786
3/31/2004                           19567                         17881                            17757
4/30/2004                           18437                         16969                            16848
5/31/2004                           19067                         17239                            17157
6/30/2004                           19496                         17965                            17668
7/31/2004                           17765                         16755                            16157
8/31/2004                           17164                         16669                            15656
9/30/2004                          $18180                        $17452                           $16571

1 The PBHG Strategic Small Company Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Strategic Small Company Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing.
2 The six month return has not been annualized.
3 The PBHG Strategic Small Company Fund-PBHG Class commenced operations on
  December 31, 1996.
4 The performance shown for the Advisor Class prior to its inception on August
  31, 2002, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was 14.31%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Strategic Small Company Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 1.58% and 6.11%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 6.91% and 6.11%, respectively.
6 For more information on the Russell 2000(R) Index and the Lipper Small-Cap
  Growth Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS                      3%
CASH                                 4%
CONSUMER CYCLICAL                   22%
CONSUMER NON-CYCLICAL                1%
ENERGY                               6%
FINANCIAL                           12%
HEALTH CARE                         14%
INDUSTRIAL                           7%
SERVICES                             8%
TECHNOLOGY                          22%
UTILITIES                            1%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 7

Urban Outfitters                                  1.7%
Ceradyne                                          1.6%
Cognizant Technology Solutions                    1.4%
Gen-Probe                                         1.3%
Meristar Hospitality                              1.2%
Red Robin Gourmet Burgers                         1.2%
Scansource                                        1.2%
Marvell Technology Group                          1.1%
American Healthways                               1.1%
Collegiate Funding Services LLC                   1.1%
------------------------------------------------------
Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  12.9%

            PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
OMMON STOCK -- 95.5%
BASIC MATERIALS -- 2.6%
ADVANCED MATERIALS/PRODUCTS -- 1.6%
Ceradyne*                              20,000    $        878
                                                 ------------
                                                          878
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 1.0%
Olin                                   29,000             580
                                                 ------------
                                                          580
                                                 ------------
TOTAL BASIC MATERIALS (COST $647)                       1,458
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.5%
APPAREL MANUFACTURERS -- 0.5%
Carter's*                              10,600             294
                                                 ------------
                                                          294
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.2%
Tivo*                                  17,800             118
                                                 ------------
                                                          118
--------------------------------------------------------------------------------
BUILDING -- RESIDENTIAL/COMMERCIAL - 0.8%
Orleans Homebuilders*                  19,600             441
                                                 ------------
                                                          441
--------------------------------------------------------------------------------
CABLE TV -- 0.9%
Insight Communications*                17,300             152
Mediacom Communications*               55,000             359
                                                 ------------
                                                          511
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.8%
Shuffle Master*                        11,500             431
                                                 ------------
                                                          431
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.6%
Scansource*                             9,800             625
SCP Pool                               11,250             301
                                                 ------------
                                                          926
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.3%
Overstock.com*                          5,000             184
                                                 ------------
                                                          184
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.6%
Deckers Outdoor*                       10,000             340
                                                 ------------
                                                          340
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Jameson Inns*                         148,700             265
                                                 ------------
                                                          265
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.6%
Entravision Communications, Cl A*      48,000             365
                                                 ------------
                                                          365
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.9%
Scholastic*                            16,100             497
                                                 ------------
                                                          497
--------------------------------------------------------------------------------



                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.6%
Journal Register*                      16,600    $        314
                                                 ------------
                                                          314
--------------------------------------------------------------------------------
RADIO -- 2.1%
Emmis Communications, Cl A*            18,900             341
Radio One, Cl A*                       21,800             312
Spanish Broadcasting System, Cl A*     54,400             535
                                                 ------------
                                                        1,188
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.1%
Aeropostale*                            8,500             223
Charming Shoppes*                      20,000             142
Jos A. Bank Clothiers*                 15,625             432
Kenneth Cole Productions, Cl A          3,900             110
Mothers Work*                           7,000             102
Too*                                   21,800             394
Urban Outfitters*                      27,500             946
                                                 ------------
                                                        2,349
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.6%
MSC Industrial Direct                  10,000             341
                                                 ------------
                                                          341
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.8%
Tractor Supply*                        15,000             472
                                                 ------------
                                                          472
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 0.7%
Guitar Center*                          8,500             368
                                                 ------------
                                                          368
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.9%
PF Chang's China Bistro*                9,000             436
Red Robin Gourmet Burgers*             15,000             655
                                                 ------------
                                                        1,091
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.2%
Dick's Sporting Goods*                 12,500             445
Gander Mountain*                       12,600             252
                                                 ------------
                                                          697
--------------------------------------------------------------------------------
TELEVISION -- 0.9%
Lin TV, Cl A*                           6,300             123
Sinclair Broadcast Group, Cl A         55,000             401
                                                 ------------
                                                          524
--------------------------------------------------------------------------------
TOYS -- 0.9%
Jakks Pacific*                         10,000             230
Leapfrog Enterprises*                  15,200             308
                                                 ------------
                                                          538
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $9,954)                  12,254
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.5%
BEVERAGES-NON-ALCOHOLIC -- 0.4%
Hansen Natural*                         9,000             217
                                                 ------------
                                                          217
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                            Shares     Value (000)
--------------------------------------------------------------------------------

OOD-FLOUR & GRAIN -- 0.1%
MGP Ingredients                         6,500    $         64
                                                 ------------
                                                           64
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $334)                   281
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.7%
OIL & GAS DRILLING -- 0.6%
Atlas America*                          3,100              68
Atwood Oceanics*                        5,900             280
                                                 ------------
                                                          348
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.9%
Meridian Resource*                     31,200             275
Range Resources                         8,800             154
Southwestern Energy*                    7,500             315
Stone Energy*                           3,100             136
Vintage Petroleum                       9,700             195
                                                 ------------
                                                        1,075
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
Grant Prideco*                          7,700             158
Lone Star Technologies*                12,800             484
                                                 ------------
                                                          642
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.7%
Frontier Oil                           15,800             373
                                                 ------------
                                                          373
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.4%
CAL Dive International*                 6,400             228
Core Laboratories*                     13,800             339
W-H Energy Services*                   10,500             218
                                                 ------------
                                                          785
                                                 ------------
TOTAL ENERGY (COST $2,034)                              3,223
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 11.5%
COMMERCIAL BANKS-CENTRAL US -- 1.2%
Bank Mutual                            23,483             282
PrivateBancorp                         15,000             404
                                                 ------------
                                                          686
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.5%
Bancorp Bank*                           2,500              51
Signature Bank*                         9,600             257
                                                 ------------
                                                          308
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.6%
Collegiate Funding Services LLC*       46,200             580
Portfolio Recovery Associates*         11,200             329
                                                 ------------
                                                          909
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.5%
Metris*                                29,200             286
                                                 ------------
                                                          286
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.2%
Accredited Home Lenders Holding*        3,100             119
                                                 ------------
                                                          119
--------------------------------------------------------------------------------



                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 0.3%
Asset Acceptance Capital*               3,000    $         51
eSpeed, Cl A*                          14,000             138
                                                 ------------
                                                          189
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.7%
Affiliated Managers Group*              7,150             383
                                                 ------------
                                                          383
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.4%
Allmerica Financial*                    8,200             220
                                                 ------------
                                                          220
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.6%
Bristol West Holdings                  12,600             216
Procentury*                            12,900             128
                                                 ------------
                                                          344
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.9%
CB Richard Ellis Group, Cl A*          14,600             337
Trammell Crow*                         11,300             178
                                                 ------------
                                                          515
--------------------------------------------------------------------------------
REINSURANCE -- 0.4%
Odyssey Re Holdings                    10,600             235
                                                 ------------
                                                          235
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.2%
Meristar Hospitality*                 121,700             663
                                                 ------------
                                                          663
--------------------------------------------------------------------------------
REITS-MANUFACTURED HOMES -- 0.2%
Affordable Residential Communities*     7,400             108
                                                 ------------
                                                          108
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.9%
HomeBanc*                              46,800             421
Saxon Capital*                          4,100              88
                                                 ------------
                                                          509
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.1%
Government Properties Trust*            6,000              57
                                                 ------------
                                                           57
--------------------------------------------------------------------------------
S&L/THRIFTS -- CENTRAL US - 0.6%
Franklin Bank*                         19,000             324
                                                 ------------
                                                          324
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
Brookline Bancorp                      18,860             296
NewAlliance Bancshares                 25,100             360
                                                 ------------
                                                          656
                                                 ------------
TOTAL FINANCIAL (COST $5,805)                           6,511
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.9%
DENTAL SUPPLIES & EQUIPMENT -- 0.3%
Align Technology*                      10,000             153
                                                 ------------
                                                          153
--------------------------------------------------------------------------------

     PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

Gen-Probe*                             17,500    $        698
Immucor*                                5,000             124
                                                 ------------
                                                          822
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.5%
ICU Medical*                           11,100             289
                                                 ------------
                                                          289
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.6%
Given Imaging Limited*                  6,000             231
Merge Technologies*                     7,500             129
                                                 ------------
                                                          360
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.5%
Quality Systems*                        6,000             303
                                                 ------------
                                                          303
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.4%
Kensey Nash*                            8,500             223
Kyphon*                                 7,500             186
Ventana Medical Systems*                7,500             378
                                                 ------------
                                                          787
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 1.1%
Laserscope*                             5,000             101
LCA-Vision*                            14,000             361
Palomar Medical Technologies*           7,500             164
                                                 ------------
                                                          626
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.8%
Syneron Medical*                       24,300             431
                                                 ------------
                                                          431
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.1%
Applera Corp-Celera Genomics Group*    11,600             136
Integra LifeSciences Holdings*          8,500             273
Martek Biosciences*                     4,000             194
                                                 ------------
                                                          603
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.1%
Kos Pharmaceuticals*                    7,500             267
Priority Healthcare*                   10,800             218
Salix Pharmaceuticals*                  7,500             161
                                                 ------------
                                                          646
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.3%
Eon Labs*                               8,100             176
                                                 ------------
                                                          176
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.0%
Centene*                                3,150             134
Coventry Health Care*                   8,500             454
                                                 ------------
                                                          588
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.3%
Genesis HealthCare*                     5,100             155
                                                 ------------
                                                          155
--------------------------------------------------------------------------------



                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 0.6%
Psychiatric Solutions*                 13,500    $        342
                                                 ------------
                                                          342
--------------------------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 1.9%
American Healthways*                   20,000             582
Matria Healthcare*                     16,500             467
                                                 ------------
                                                        1,049
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.5%
United Therapeutics*                    8,500             297
                                                 ------------
                                                          297
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 0.5%
USANA Health Sciences*                  7,500             261
                                                 ------------
                                                          261
                                                 ------------
TOTAL HEALTH CARE (COST $5,951)                         7,888
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.3%
AEROSPACE/DEFENSE -- 1.4%
Armor Holdings*                         8,500             354
Teledyne Technologies*                 18,000             451
                                                 ------------
                                                          805
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
Moog, Cl A*                             6,750             245
                                                 ------------
                                                          245
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.7%
Brink's                                12,500             377
                                                 ------------
                                                          377
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.5%
Axsys Technologies*                     7,500             104
Cyberoptics*                           12,500             193
Faro Technologies*                      7,500             152
Trimble Navigation*                    13,500             427
                                                 ------------
                                                          876
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.6%
EDO                                    13,200             366
                                                 ------------
                                                          366
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.6%
Shaw Group*                            30,100             361
                                                 ------------
                                                          361
--------------------------------------------------------------------------------
ENVIRONMENTAL MONITORING & DETECTION-- 0.4%
Mine Safety Appliances                  5,000             204
                                                 ------------
                                                          204
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.9%
Cymer*                                  9,000             258
Rofin-Sinar Technologies*               8,500             250
                                                 ------------
                                                          508
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.2%
JLG Industries                          5,600              94
                                                 ------------
                                                           94
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
WCA Waste*                             35,700    $        314
                                                 ------------
                                                          314
                                                 ------------
TOTAL INDUSTRIAL (COST $3,488)                          4,150
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 7.8%
COMMERCIAL SERVICES-FINANCE -- 1.2%
Coinstar*                               5,000             117
iPayment*                               8,500             341
National Processing*                   10,000             265
                                                 ------------
                                                          723
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.6%
Cognizant Technology Solutions*        25,800             787
Manhattan Associates*                   5,000             122
                                                 ------------
                                                          909
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.4%
Advisory Board*                         6,500             218
Charles River Associates*               7,500             287
Navigant Consulting*                   23,500             516
PDI*                                   13,400             362
                                                 ------------
                                                        1,383
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.2%
Gevity HR                               7,500             115
Medical Staffing Network Holdings*     34,900             214
Resources Connection*                   9,000             340
                                                 ------------
                                                          669
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.2%
Parexel International*                 14,700             288
SFBC International*                    14,500             382
                                                 ------------
                                                          670
--------------------------------------------------------------------------------
SECURITY SERVICES -- 0.2%
Integrated Alarm Services Group*       25,900             106
                                                 ------------
                                                          106
                                                 ------------
TOTAL SERVICES (COST $3,269)                            4,460
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 21.9%
APPLICATIONS SOFTWARE -- 0.6%
Quest Software*                        15,100             168
SS&C Technologies                      10,000             195
                                                 ------------
                                                          363
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.6%
webMethods*                            63,900             340
                                                 ------------
                                                          340
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.6%
Avid Technology*                        9,500             445
Witness Systems*                       30,000             482
                                                 ------------
                                                          927
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.4%
Parametric Technology*                 38,200             202
                                                 ------------
                                                          202
--------------------------------------------------------------------------------



                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.2%
BindView Development*                  28,500    $         95
                                                 ------------
                                                           95
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.2%
Trident Microsystems*                   8,150              82
                                                 ------------
                                                           82
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
Stratasys*                              7,000             221
                                                 ------------
                                                          221
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.5%
Quantum*                              121,600             281
                                                 ------------
                                                          281
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.3%
Transact Technologies*                  7,500             194
                                                 ------------
                                                          194
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.5%
NetIQ*                                 25,800             276
                                                 ------------
                                                          276
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.8%
Digital River*                         14,600             435
                                                 ------------
                                                          435
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 1.2%
Niku*                                  21,500             327
Websense*                               8,500             354
                                                 ------------
                                                          681
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.2%
CTS                                    11,000             139
                                                 ------------
                                                          139
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.4%
Applied Micro Circuits*                56,300             176
DSP Group*                             12,700             267
Integrated Silicon Solutions*          34,400             250
Pixelworks*                            12,500             125
Silicon Laboratories*                  11,500             381
Zoran*                                 11,800             186
                                                 ------------
                                                        1,385
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.1%
Ascential Software*                     5,100              69
Lawson Software*                        6,600              37
Manugistics Group*                     29,700              71
MicroStrategy, Cl A*                    6,500             267
Retek*                                 43,200             197
                                                 ------------
                                                          641
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.8%
eResearch Technology*                  15,000             200
Matrixone*                             27,500             139
Vignette*                              96,500             128
                                                 ------------
                                                          467
--------------------------------------------------------------------------------

     PBHG FUNDS

 PBHG STRATEGIC SMALL COMPANY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                     Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.4%
Shanda Interactive Entertainment-ADR*  10,000    $        240
                                                 ------------
                                                          240
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.9%
Ask Jeeves*                             7,500             245
Infospace*                             10,100             479
Jupitermedia*                          20,000             356
                                                 ------------
                                                        1,080
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.8%
F5 Networks*                           15,000             457
                                                 ------------
                                                          457
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.3%
Internet Security Systems*             11,400             194
                                                 ------------
                                                          194
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.2%
Extreme Networks*                      24,600             110
                                                 ------------
                                                          110
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.8%
Integrated Device Technology*          25,800             246
Marvell Technology Group*              23,400             612
Power Integrations*                     7,500             153
                                                 ------------
                                                        1,011
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.2%
August Technology*                      5,900              41
Brooks Automation*                     15,200             215
Mattson Technology*                    22,500             173
MKS Instruments*                       10,000             153
Veeco Instruments*                      5,300             111
                                                 ------------
                                                          693
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.2%
Altiris*                               12,500             396
Borland Software*                      34,700             290
                                                 ------------
                                                          686
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
Adtran                                  7,500             170
Applied Signal Technology               6,500             208
Ditech Communications*                 13,500             302
                                                 ------------
                                                          680
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.6%
Macromedia*                            16,500             331
                                                 ------------
                                                          331
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
Novatel Wireless*                      11,500             270
                                                 ------------
                                                          270
                                                 ------------
TOTAL TECHNOLOGY (COST $11,190)                        12,481
                                                 ------------
--------------------------------------------------------------------------------

                                 Shares/Face        Market
Description                      Amount (000)     Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
AIRLINES -- 0.3%
Skywest                                10,800    $        163
                                                 ------------
                                                          163
--------------------------------------------------------------------------------
TRANSPORT-AIR FREIGHT -- 1.1%
CNF                                     6,200             254
EGL*                                   12,500             378
                                                 ------------
                                                          632
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.1%
CP Ships                                5,000              61
                                                 ------------
                                                           61
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.5%
UTI Worldwide                           5,000             294
                                                 ------------
                                                          294
                                                 ------------
TOTAL TRANSPORTATION (COST $994)                        1,150
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 0.8%
ELECTRIC-INTEGRATED -- 0.4%
MGE Energy                              7,400             236
                                                 ------------
                                                          236
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES -- 0.4%
Headwaters*                             7,500             231
                                                 ------------
                                                          231
                                                 ------------
TOTAL UTILITIES (COST $415)                               467
                                                 ------------
TOTAL COMMON STOCK (COST $44,081)                      54,323
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.3%
INDEX FUND-SMALL CAP -- 0.3%
iShares Russell 2000 Index Fund*        1,300             148
                                                 ------------
                                                          148
                                                 ------------
TOTAL INDEX FUND-SMALL CAP (COST $138)                    148
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $138)                      148
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
Morgan Stanley
   1.55%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $2,455,370 (collateralized by
   U.S. Government Obligations, par value
   $7,764,310, 6.75%, 08/15/26;
   total market value $2,504,378)(A)   $2,455           2,455
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,455)                2,455
                                                 ------------
TOTAL INVESTMENTS-- 100.1% (COST $46,674)              56,926
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)


Description                                       Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%
Receivable for Investment Securities Sold        $        720
Payable for Administration Fees                            (7)
Payable for Investment Advisory Fees                      (40)
Payable for Investment Securities Purchased              (714)
Other Assets and Liabilities, Net                           7
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                        (34)
                                                 ------------
NET ASSETS-- 100.0%                              $     56,892
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     58,831
Accumulated net investment loss                          (400)
Accumulated net realized loss on investments          (11,791)
Unrealized appreciation on investments                 10,252
                                                 ------------
NET ASSETS-- 100.0%                              $     56,892
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($55,185,819/4,340,886 SHARES)                      $12.71
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,597,901/126,302 SHARES)                         $12.65
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,165/4,274 SHARES)                              $12.67
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($12.67/94.25%)                                     $13.44
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($53,697/4,274 SHARES)                              $12.56
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
REITS -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS

 ANALYTIC DISCIPLINED EQUITY FUND

ANALYTIC DISCIPLINED EQUITY FUND (UNAUDITED)

         INVESTMENT FOCUS 7
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                     One    Annualized  Annualized  Annualized  Annualized
                             6      Year      3 Year      5 Year     10 Year    Inception
                         Months 2  Return     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
   PBHG Class 3           (1.42)%   10.61%     1.04%      (2.31)%     11.08%      10.27%
---------------------------------------------------------------------------------------------
   Class A with load 4    (7.19)%    3.93%    (1.31)%     (3.89)%      9.81%       9.04%
---------------------------------------------------------------------------------------------
   Class A without load 4 (1.53)%   10.30%     0.64%      (2.74)%     10.47%       9.61%
---------------------------------------------------------------------------------------------
   Class C with load 4    (2.92)%    8.44%    (0.12)%     (3.48)%      9.65%       8.79%
---------------------------------------------------------------------------------------------
   Class C without load 4 (1.94)%    9.44%    (0.12)%     (3.48)%      9.65%       8.79%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

                            COMPARISON OF CHANGE IN
                             THE VALUE OF A $10,000
                             INVESTMENT IN ANALYTIC
                           DISCIPLINED EQUITY FUND -
                               PBHG CLASS VERSUS
                               THE S&P 500 INDEX
                            AND THE LIPPER LARGE-CAP
                               CORE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                      ANALYTIC DISCIPLINED         S&P 500           LIPPER LARGE-CAP
                     EQUITY FUND-PBHG CLASS        INDEX 5          CORE FUNDS AVERAGE 6
7/1/93                       10000                 10000                   10000
7/31/93                       9845                 10189                   10000
8/31/93                      10217                 10575                   10386
9/30/93                      10109                 10494                   10404
10/31/93                     10343                 10711                   10584
11/30/93                     10156                 10609                   10429
12/31/93                     10401                 10737                   10665
1/31/94                      10734                 11102                   11003
2/28/94                      10501                 10801                   10785
3/31/94                      10078                 10330                   10317
4/30/94                      10196                 10463                   10413
5/31/94                      10397                 10634                   10509
6/30/94                      10167                 10374                   10222
7/31/94                      10438                 10714                   10522
8/31/94                      10810                 11154                   10946
9/30/94                      10500                 10881                   10699
10/31/94                     10704                 11125                   10870
11/30/94                     10262                 10720                   10472
12/31/94                     10375                 10879                   10594
1/31/95                      10632                 11161                   10756
2/28/95                      11010                 11596                   11158
3/31/95                      11303                 11939                   11457
4/30/95                      11666                 12290                   11726
5/31/95                      12132                 12781                   12111
6/30/95                      12437                 13078                   12456
7/31/95                      12888                 13512                   12910
8/31/95                      12888                 13546                   12961
9/30/95                      13448                 14117                   13401
10/31/95                     13378                 14067                   13288
11/30/95                     13849                 14684                   13822
12/31/95                     14041                 14967                   13991
1/31/96                      14483                 15477                   14408
2/29/96                      14748                 15620                   14657
3/31/96                      14802                 15771                   14805
4/30/96                      14908                 16003                   15075
5/31/96                      15334                 16416                   15432
6/30/96                      15367                 16478                   15409
7/31/96                      14638                 15751                   14708
8/31/96                      14922                 16083                   15106
9/30/96                      15499                 16988                   15901
10/31/96                     15927                 17456                   16198
11/30/96                     17120                 18776                   17269
12/31/96                     17268                 18404                   16968
1/31/97                      18081                 19554                   17858
2/28/97                      17965                 19707                   17850
3/31/97                      17505                 18897                   17118
4/30/97                      18273                 20025                   17933
5/31/97                      19111                 21245                   19045
6/30/97                      20123                 22196                   19832
7/31/97                      21897                 23962                   21398
8/31/97                      21127                 22620                   20451
9/30/97                      22553                 23859                   21504
10/31/97                     21171                 23062                   20773
11/30/97                     22178                 24130                   21425
12/31/97                     22418                 24544                   21763
1/31/98                      22684                 24816                   21924
2/28/98                      24625                 26605                   23488
3/31/98                      26147                 27968                   24538
4/30/98                      26786                 28249                   24785
5/31/98                      26786                 27764                   24248
6/30/98                      27873                 28891                   25082
7/31/98                      27761                 28584                   24688
8/31/98                      23549                 24451                   20987
9/30/98                      25641                 26018                   22242
10/31/98                     27846                 28134                   23913
11/30/98                     29203                 29839                   25307
12/31/98                     30897                 31558                   26972
1/31/99                      31832                 32878                   27875
2/28/99                      30925                 31856                   26997
3/31/99                      31946                 33131                   28075
4/30/99                      34043                 34414                   29080
5/31/99                      33561                 33601                   28443
6/30/99                      35801                 35466                   30013
7/31/99                      34793                 34359                   29175
8/31/99                      34850                 34189                   28857
9/30/99                      33752                 33251                   28148
10/31/99                     35177                 35355                   29760
11/30/99                     35519                 36074                   30487
12/31/99                     37096                 38199                   32480
1/31/2000                    34926                 36280                   31116
2/29/2000                    34233                 35593                   31138
3/31/2000                    37429                 39075                   33732
4/30/2000                    36071                 37899                   32737
5/31/2000                    35528                 37122                   31980
6/30/2000                    36328                 38037                   32876
7/31/2000                    35663                 37442                   32422
8/31/2000                    38022                 39768                   34643
9/30/2000                    36396                 37668                   32935
10/31/2000                   36063                 37509                   32659
11/30/2000                   33575                 34552                   30000
12/31/2000                   33636                 34721                   30453
1/31/2001                    34819                 35953                   31239
2/28/2001                    32726                 32675                   28484
3/31/2001                    31043                 30605                   26595
4/30/2001                    33230                 32983                   28659
5/31/2001                    33503                 33204                   28782
6/30/2001                    32971                 32396                   27982
7/31/2001                    32910                 32077                   27551
8/31/2001                    31481                 30069                   25854
9/30/2001                    29113                 27641                   23649
10/31/2001                   29235                 28168                   24221
11/30/2001                   31460                 30328                   26033
12/31/2001                   31545                 30594                   26262
1/31/2002                    31000                 30148                   25781
2/28/2002                    30603                 29566                   25206
3/31/2002                    31825                 30678                   26151
4/30/2002                    30084                 28818                   24653
5/31/2002                    29596                 28606                   24416
6/30/2002                    27091                 26568                   22578
7/31/2002                    24648                 24497                   20871
8/31/2002                    24800                 24658                   20969
9/30/2002                    22052                 21978                   18780
10/31/2002                   23945                 23913                   20290
11/30/2002                   24892                 25320                   21357
12/31/2002                   23512                 23832                   20101
1/31/2003                    22896                 23208                   19568
2/28/2003                    22464                 22860                   19267
3/31/2003                    22649                 23082                   19429
4/30/2003                    24436                 24983                   20933
5/31/2003                    25700                 26299                   21981
6/30/2003                    26131                 26636                   22197
7/31/2003                    26686                 27106                   22603
8/31/2003                    27148                 27633                   23026
9/30/2003                    27148                 27340                   22713
10/31/2003                   28658                 28886                   23939
11/30/2003                   29059                 29141                   24157
12/31/2003                   30339                 30669                   25271
1/31/2004                    30463                 31232                   25645
2/29/2004                    30896                 31666                   25937
3/31/2004                    30463                 31188                   25535
4/30/2004                    30184                 30699                   25037
5/31/2004                    30463                 31120                   25335
6/30/2004                    30803                 31725                   25768
7/31/2004                    29410                 30675                   24774
8/31/2004                    29472                 30799                   24751
9/30/2004                   $30029                $31132                  $25016

1 The Analytic Disciplined Equity Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures quoted may be lower at this time due to recent market volatility. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the Analytic Disciplined Equity Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to July 2004, the Analytic Disciplined Equity Fund was named the PBHG Disciplined Equity Fund.
2 The six month return has not been annualized.
3 The Analytic Disciplined Equity Fund-PBHG Class commenced operations on July
  1, 1993.
4 The Analytic Disciplined Equity Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 4.90% and 9.54%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 10.38% and 9.54%, respectively.
5 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 111.
6 The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at July 31, 1993. For more information on the Lipper Large-Cap Core Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS           4%
CASH                      2%
CONSUMER CYCLICAL        10%
CONSUMER NON-CYCLICAL     9%
ENERGY                    8%
FINANCIAL                20%
HEALTH CARE              13%
INDUSTRIAL                5%
SERVICES                  9%
TECHNOLOGY               17%
TRANSPORTATION            1%
UTILITIES                 2%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 20047

Pfizer                                 4.6%
Bank of America                        4.6%
Johnson & Johnson                      4.5%
International Business Machines        4.3%
ChevronTexaco                          3.5%
Dow Chemical                           3.5%
Citigroup                              3.4%
US Bancorp                             3.4%
Walt Disney                            3.3%
ConocoPhillips                         3.0%
-------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 38.1%

                                                                      PBHG FUNDS

                                                ANALYTIC DISCIPLINED EQUITY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                          Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 100.2%
BASIC MATERIALS -- 3.7%
CHEMICALS-DIVERSIFIED -- 3.5%
Dow Chemical                           48,761    $      2,203
                                                 ------------
                                                        2,203
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.2%
Georgia-Pacific                         3,110             112
                                                 ------------
                                                          112
                                                 ------------
TOTAL BASIC MATERIALS (COST $2,017)                     2,315
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.5%
MULTIMEDIA -- 3.3%
Walt Disney                            90,544           2,042
                                                 ------------
                                                        2,042
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 2.9%
Autozone*                              23,690           1,830
                                                 ------------
                                                        1,830
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.4%
Wal-Mart Stores                        15,825             842
                                                 ------------
                                                          842
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.3%
Sears Roebuck                          20,332             810
                                                 ------------
                                                          810
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 1.6%
Federated Department Stores            22,504           1,022
                                                 ------------
                                                        1,022
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $6,478)                   6,546
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.9%
BEVERAGES-NON-ALCOHOLIC -- 1.1%
PepsiCo                                14,536             707
                                                 ------------
                                                          707
--------------------------------------------------------------------------------
BREWERY -- 2.4%
Anheuser-Busch                         30,226           1,510
                                                 ------------
                                                        1,510
--------------------------------------------------------------------------------
FOOD-FLOUR & GRAIN -- 1.1%
Archer-Daniels-Midland                 38,629             656
                                                 ------------
                                                          656
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.0%
Sara Lee                               25,825             590
                                                 ------------
                                                          590
--------------------------------------------------------------------------------
TOBACCO -- 3.3%
Altria Group                           30,163           1,419
UST                                    15,414             621
                                                 ------------
                                                        2,040
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $5,600)               5,503
                                                 ------------
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
ENERGY -- 8.0%
OIL COMPANIES-INTEGRATED -- 8.0%
ChevronTexaco                          41,136    $      2,207
ConocoPhillips                         22,781           1,887
Exxon Mobil                            17,594             850
                                                 ------------
                                                        4,944
                                                 ------------
TOTAL ENERGY (COST $3,941)                              4,944
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 20.3%
DIVERSIFIED FINANCIAL SERVICES -- 3.4%
Citigroup                              48,504           2,140
                                                 ------------
                                                        2,140
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.6%
Merrill Lynch                          19,893             989
                                                 ------------
                                                          989
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.5%
Countrywide Financial                  45,621           1,797
Freddie Mac                            14,949             975
                                                 ------------
                                                        2,772
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.8%
ACE                                    44,356           1,777
                                                 ------------
                                                        1,777
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 8.0%
Bank of America                        65,579           2,842
US Bancorp                             73,595           2,127
                                                 ------------
                                                        4,969
                                                 ------------
TOTAL FINANCIAL (COST $12,069)                         12,647
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.1%
MEDICAL PRODUCTS -- 4.5%
Johnson & Johnson                      49,497           2,788
                                                 ------------
                                                        2,788
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.8%
Forest Laboratories*                   16,276             732
Pfizer                                 94,511           2,892
                                                 ------------
                                                        3,624
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.6%
WellPoint Health Networks*              9,238             971
                                                 ------------
                                                          971
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 1.2%
Cardinal Health                        16,865             738
                                                 ------------
                                                          738
                                                 ------------
TOTAL HEALTH CARE (COST $8,295)                         8,121
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.2%
AEROSPACE/DEFENSE -- 2.1%
Lockheed Martin                        10,067             562
Northrop Grumman                       13,641             727
                                                 ------------
                                                        1,289
--------------------------------------------------------------------------------

     PBHG FUNDS

 ANALYTIC DISCIPLINED EQUITY FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.5%
General Electric                        9,031    $        303
                                                 ------------
                                                          303
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.0%
Caterpillar                             8,106             652
                                                 ------------
                                                          652
--------------------------------------------------------------------------------
MACHINERY-FARM -- 1.6%
Deere                                  15,795           1,020
                                                 ------------
                                                        1,020
                                                 ------------
TOTAL INDUSTRIAL (COST $3,116)                          3,264
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.8%
COMMERCIAL SERVICES-FINANCE -- 5.0%
Deluxe                                 30,302           1,243
Equifax                                17,197             453
H&R Block                              28,507           1,409
                                                 ------------
                                                        3,105
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.9%
Affiliated Computer Services, Cl A*    10,403             579
                                                 ------------
                                                          579
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 1.7%
Cendant                                47,721           1,031
                                                 ------------
                                                        1,031
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.2%
BellSouth                              27,362             742
SBC Communications                     16,663             433
Verizon Communications                  4,782             188
                                                 ------------
                                                        1,363
                                                 ------------
TOTAL SERVICES (COST $6,014)                            6,078
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.6%
APPLICATIONS SOFTWARE -- 1.3%
Intuit*                                17,875             811
                                                 ------------
                                                          811
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.6%
AT&T Wireless Services*                14,135             209
Nextel Communications, Cl A*           32,009             763
                                                 ------------
                                                          972
--------------------------------------------------------------------------------
COMPUTERS -- 5.5%
Hewlett-Packard                        39,074             733
International Business Machines        31,606           2,710
                                                 ------------
                                                        3,443
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.8%
Dell Computer*                         48,739           1,735
                                                 ------------
                                                        1,735
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.7%
Micron Technology*                     89,190           1,073
                                                 ------------
                                                        1,073
--------------------------------------------------------------------------------

                                 Shares/Face       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.6%
Oracle*                                33,514    $        378
                                                 ------------
                                                          378
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.0%
Cisco Systems*                         33,214             601
                                                 ------------
                                                          601
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.6%
Intel                                  18,786             377
                                                 ------------
                                                          377
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.5%
Motorola                               86,216           1,555
                                                 ------------
                                                        1,555
                                                 ------------
TOTAL TECHNOLOGY (COST $10,536)                        10,945
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
TRANSPORT-RAIL -- 0.6%
Norfolk Southern                       12,005             357
                                                 ------------
                                                          357
                                                 ------------
TOTAL TRANSPORTATION (COST $292)                          357
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 2.5%
ELECTRIC-INTEGRATED -- 2.5%
Centerpoint Energy                     14,028             145
Edison International                    7,416             197
Southern                               11,423             343
TXU                                    18,723             897
                                                 ------------
                                                        1,582
                                                 ------------
TOTAL UTILITIES (COST $1,102)                           1,582
                                                 ------------
TOTAL COMMON STOCK (COST $59,460)                      62,302
                                                 ------------
--------------------------------------------------------------------------------
TREASURY BILL -- 0.5%
U.S. Treasury Bill
1.80%, 02/24/05 (B)(C)                $   350             347
                                                 ------------
                                                          347
                                                 ------------
TOTAL TREASURY BILL (COST $347)                           347
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
Deutsche Bank 1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $1,341,778 (collateralized by
   U.S. Government Obligations, par value
   $13,269,837, 9.50%, 12/15/09;
   total market value $1,368,544)(A)    1,342           1,342
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,342)                1,342
                                                 ------------
TOTAL INVESTMENTS-- 102.9% (COST $61,149)              63,991
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                ANALYTIC DISCIPLINED EQUITY FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)


Description                                      Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.9)%
Payable for Administration Fees                  $         (8)
Payable for Investment Advisory Fees                      (37)
Payable for Capital Shares Redeemed                    (2,003)
Other Assets and Liabilities, Net                         229
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                     (1,819)
                                                 ------------
NET ASSETS-- 100.0%                              $     62,172
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     84,753
Undistributed net investment income                       320
Accumulated net realized loss on investments          (25,707)
Unrealized appreciation on investments                  2,842
Unrealized depreciation on futures                        (36)
                                                 ------------
NET ASSETS-- 100.0%                              $     62,172
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($61,848,807/6,378,504 SHARES)                       $9.70
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($242,835/25,095 SHARES)                             $9.68
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($9.68/94.25%)                                      $10.27
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($80,851/8,407 SHARES)                               $9.62
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

       PBHG FUNDS

 PBHG FOCUSED FUND

PBHG FOCUSED FUND (UNAUDITED)


           INVESTMENT FOCUS 7

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |     X     |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.


                    AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                          One      Annualized  Annualized  Annualized
                               6          Year       3 Year      5 Year     Inception
                            Months 2     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
  PBHG Class 3                (2.33)%      13.52%       1.99%       9.08%      10.98%
---------------------------------------------------------------------------------------------
  Class A with load 4         (8.07)%       6.76%      (0.30)%      7.47%       9.49%
---------------------------------------------------------------------------------------------
  Class A without load 4      (2.45)%      13.25%       1.70%       8.75%      10.65%
---------------------------------------------------------------------------------------------
  Class C with load 4         (3.72)%      11.44%       0.95%       7.94%       9.83%
---------------------------------------------------------------------------------------------
  Class C without load 4      (2.75)%      12.44%       0.95%       7.94%       9.83%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
               PBHG FOCUSED FUND - PBHG CLASS VERSUS THE RUSSELL
                3000(R) INDEX, THE S&P 500 INDEX AND THE LIPPER
                          MULTI-CAP CORE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS

                           PBHG       RUSSELL 3000         S&P 500        LIPPER MULTI-CAP CORE
                   FOCUSED-PBHG CLASS   INDEX 5           INDEX 5            FUNDS AVERAGE 6
2/12/99                   10000           10000              10000                 10000
2/28/99                    9932           10072              10000                 10000
3/31/99                   10136           10442              10400                 10371
4/30/99                   10058           10913              10803                 10817
5/31/99                   10446           10705              10548                 10697
6/30/99                   11318           11246              11133                 11260
7/31/99                   11541           10905              10785                 11025
8/31/99                   11560           10781              10732                 10860
9/30/99                   11638           10506              10438                 10629
10/31/99                  11986           11165              11098                 11152
11/30/99                  12888           11477              11324                 11589
12/31/99                  14802           12210              11991                 12548
1/31/2000                 16066           11731              11389                 12115
2/29/2000                 16739           11840              11173                 12587
3/31/2000                 19173           12767              12266                 13401
4/30/2000                 17381           12318              11897                 12949
5/31/2000                 17516           11972              11653                 12624
6/30/2000                 17827           12326              11940                 13036
7/31/2000                 17464           12108              11753                 12886
8/31/2000                 18656           13006              12484                 13815
9/30/2000                 18676           12417              11824                 13290
10/31/2000                18780           12240              11774                 13108
11/30/2000                17029           11112              10846                 12072
12/31/2000                18475           11299              10899                 12507
1/31/2001                 19558           11685              11286                 12881
2/28/2001                 19314           10618              10257                 11893
3/31/2001                 18486            9926               9607                 11171
4/30/2001                 19834           10722              10354                 12020
5/31/2001                 20248           10808              10423                 12127
6/30/2001                 19930           10608              10169                 11905
7/31/2001                 19696           10434              10069                 11692
8/31/2001                 19027            9818               9439                 11105
9/30/2001                 16946            8951               8677                 10051
10/31/2001                17392            9160               8842                 10330
11/30/2001                18645            9865               9520                 11071
12/31/2001                19111           10004               9604                 11288
1/31/2002                 17676            9879               9464                 11117
2/28/2002                 17237            9677               9281                 10871
3/31/2002                 17344           10101               9630                 11361
4/30/2002                 16894            9571               9046                 10927
5/31/2002                 16937            9460               8980                 10798
6/30/2002                 15599            8779               8340                 10002
7/31/2002                 14143            8081               7690                  9182
8/31/2002                 14271            8119               7740                  9231
9/30/2002                 12676            7266               6899                  8372
10/31/2002                13704            7845               7506                  8892
11/30/2002                14603            8320               7948                  9421
12/31/2002                13640            7849               7481                  8924
1/31/2003                 13511            7657               7285                  8724
2/28/2003                 12965            7531               7176                  8567
3/31/2003                 12858            7610               7246                  8623
4/30/2003                 13886            8232               7842                  9281
5/31/2003                 14946            8729               8256                  9886
6/30/2003                 15214            8847               8361                 10012
7/31/2003                 15342            9050               8509                 10218
8/31/2003                 16049            9250               8674                 10501
9/30/2003                 15834            9150               8582                 10371
10/31/2003                16637            9703               9068                 10976
11/30/2003                16873            9837               9148                 11155
12/31/2003                18190           10287               9627                 11581
1/31/2004                 18575           10502               9804                 11828
2/29/2004                 18618           10643               9940                 12001
3/31/2004                 18404           10517               9790                 11889
4/30/2004                 18211           10299               9637                 11605
5/31/2004                 18104           10449               9769                 11729
6/30/2004                 18211           10657               9959                 11971
7/31/2004                 17547           10254               9629                 11475
8/31/2004                 17537           10296               9668                 11450
9/30/2004                $17976          $10454              $9773                $11696

1 The PBHG Focused Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Focused Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003, the PBHG Focused Fund was named the PBHG Focused Value Fund. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Focused Fund.
2 The six month return has not been annualized.
3 The PBHG Focused Fund-PBHG Class commenced operations on February 12, 1999.
4 The PBHG Focused Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 6.76% and 11.44%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 13.25% and 12.44%, respectively.
5 For more information on the Russell 3000(R) Index and the S&P 500 Index please see the PBHG Funds Disclosure Notes on page 111.
6 The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at February 28, 1999. For more information on the Lipper Multi-Cap Core Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS             3%
CASH                        2%
CONSUMER CYCLICAL          15%
CONSUMER NON-CYCLICAL       4%
ENERGY                      9%
FINANCIAL                  16%
HEALTH CARE                 9%
SERVICES                    2%
TECHNOLOGY                 40%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 20047

Microsoft                       9.6%
Veritas Software                7.2%
Intuit                          6.4%
El Paso                         5.9%
MBNA                            5.3%
Nokia OYJ-ADR                   5.2%
Intel                           5.1%
CVS                             4.8%
Sysco                           4.4%
Lehman Brothers Holdings        4.4%
-------------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 58.3%

                                                                      PBHG FUNDS

                                                               PBHG FOCUSED FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
BASIC MATERIALS -- 2.6%
PAPER & RELATED PRODUCTS -- 2.6%
MeadWestvaco                           16,300    $        520
                                                 ------------
                                                          520
                                                 ------------
TOTAL BASIC MATERIALS (COST $463)                         520
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.8%
BROADCAST SERVICES/PROGRAMMING -- 3.4%
Clear Channel Communications           21,900             683
                                                 ------------
                                                          683
--------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 3.6%
Centex                                 14,400             727
                                                 ------------
                                                          727
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.1%
Wal-Mart Stores                        11,500             612
                                                 ------------
                                                          612
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 4.7%
CVS                                    22,500             948
                                                 ------------
                                                          948
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $3,135)                   2,970
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.4%
FOOD-WHOLESALE/DISTRIBUTION -- 4.4%
Sysco                                  29,200             874
                                                 ------------
                                                          874
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $992)                   874
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 9.1%
OIL & GAS DRILLING -- 3.3%
Transocean*                            18,800             673
                                                 ------------
                                                          673
--------------------------------------------------------------------------------
PIPELINES -- 5.8%
El Paso                               126,400           1,161
                                                 ------------
                                                        1,161
                                                 ------------
TOTAL ENERGY (COST $1,380)                              1,834
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 15.7%
FINANCE-CREDIT CARD -- 5.2%
MBNA                                   41,000           1,033
                                                 ------------
                                                        1,033
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 8.0%
Citigroup                              17,000             750
Lehman Brothers Holdings               10,800             861
                                                 ------------
                                                        1,611
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.5%
Meristar Hospitality*                  91,800             500
                                                 ------------
                                                          500
                                                 ------------
TOTAL FINANCIAL (COST $3,149)                           3,144
                                                 ------------
--------------------------------------------------------------------------------

                                  Shares/Face      Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 9.0%
MEDICAL-DRUGS -- 6.4%
Merck                                  15,000    $        495
Pfizer                                 25,600             783
                                                 ------------
                                                        1,278
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 2.6%
Lincare Holdings*                      17,800             529
                                                 ------------
                                                          529
                                                 ------------
TOTAL HEALTH CARE (COST $2,009)                         1,807
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 2.4%
ADVERTISING AGENCIES -- 2.4%
Interpublic Group*                     46,300             490
                                                 ------------
                                                          490
                                                 ------------
TOTAL SERVICES (COST $506)                                490
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 39.8%
APPLICATIONS SOFTWARE -- 15.6%
Intuit*                                27,600           1,253
Microsoft                              68,000           1,880
                                                 ------------
                                                        3,133
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 8.0%
Automatic Data Processing               4,800             198
Veritas Software*                      79,200           1,410
                                                 ------------
                                                        1,608
                                                 ------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 4.0%
Sanmina-SCI*                          113,600             801
                                                 ------------
                                                          801
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.0%
Intel                                  49,600             995
                                                 ------------
                                                          995
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.1%
Oracle*                                38,300             432
                                                 ------------
                                                          432
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.1%
Nokia OYJ-ADR                          74,800           1,026
                                                 ------------
                                                        1,026
                                                 ------------
TOTAL TECHNOLOGY (COST $7,753)                          7,995
                                                 ------------
TOTAL COMMON STOCK (COST $19,387)                      19,634
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
Morgan Stanley 1.55%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $448,539 (collateralized by
   U.S. Government Obligations, par value
   $1,418,359, 6.75%, 03/15/26;
   total market value $457,492)(A)       $449             449
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $449)                    449
                                                 ------------
TOTAL INVESTMENTS-- 100.0% (COST $19,836)              20,083
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG FOCUSED FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)


Description                                      Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Payable for Administration Fees                  $         (2)
Payable for Investment Advisory Fees                      (11)
Other Assets and Liabilities, Net                          19
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                          6
                                                 ------------
NET ASSETS-- 100.0%                              $     20,089
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     23,963
Accumulated net investment loss                           (64)
Accumulated net realized loss on investments           (4,057)
Unrealized appreciation on investments                    247
                                                 ------------
NET ASSETS-- 100.0%                              $     20,089
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($19,976,588/1,189,783 SHARES)                      $16.79
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($56,631/3,381 SHARES)                              $16.75
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($16.75/94.25%)                                     $17.77
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($56,206/3,380 SHARES)                              $16.63
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
REITS -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                             PBHG LARGE CAP FUND

                                                 PBHG LARGE CAP FUND (UNAUDITED)


           INVESTMENT FOCUS 7
                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                      AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                          One     Annualized  Annualized  Annualized
                               6         Year       3 Year      5 Year     Inception
                            Months 2     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
  PBHG Class 3                (1.42)%      7.50%       (0.92)%      2.64%       9.59%
---------------------------------------------------------------------------------------------
  Advisor Class 4             (1.51)%      7.25%       (1.15)%      2.58%       9.44%
---------------------------------------------------------------------------------------------
  Class A with load 5         (7.19)%      1.07%       (3.29)%      0.91%       8.17%
---------------------------------------------------------------------------------------------
  Class A without load 5      (1.51)%      7.27%       (1.37)%      2.11%       8.99%
---------------------------------------------------------------------------------------------
  Class C with load 5         (2.83)%      5.48%       (2.10)%      1.35%       8.18%
---------------------------------------------------------------------------------------------
  Class C without load 5      (1.85)%      6.48%       (2.10)%      1.35%       8.18%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE PBHG LARGE CAP FUND -
                  PBHG CLASS VERSUS THE S&P 500 INDEX AND THE
                      LIPPER LARGE-CAP CORE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     PBHG LARGE CAP              S&P 500           LIPPER LARGE-CAP
                     FUND-PBHG CLASS             INDEX 6         CORE FUNDS AVERAGE 6
12/31/96                  10000                   10000                   10000
1/31/97                   10240                   10625                   10524
2/28/97                   10430                   10708                   10520
3/31/97                   10110                   10268                   10088
4/30/97                   10380                   10881                   10569
5/31/97                   11080                   11544                   11224
6/30/97                   11560                   12061                   11687
7/31/97                   12400                   13020                   12611
8/31/97                   12000                   12291                   12052
9/30/97                   12450                   12964                   12673
10/31/97                  12110                   12531                   12242
11/30/97                  12390                   13111                   12626
12/31/97                  12562                   13336                   12826
1/31/98                   12540                   13484                   12921
2/28/98                   13407                   14456                   13842
3/31/98                   14101                   15197                   14461
4/30/98                   14198                   15350                   14607
5/31/98                   14101                   15086                   14290
6/30/98                   14339                   15698                   14781
7/31/98                   14318                   15531                   14549
8/31/98                   12312                   13286                   12368
9/30/98                   13201                   14137                   13108
10/31/98                  14578                   15287                   14092
11/30/98                  15553                   16213                   14914
12/31/98                  16925                   17148                   15895
1/31/99                   17244                   17865                   16428
2/28/99                   16509                   17310                   15910
3/31/99                   16962                   18002                   16545
4/30/99                   17415                   18699                   17138
5/31/99                   17550                   18258                   16762
6/30/99                   18701                   19271                   17687
7/31/99                   18297                   18669                   17194
8/31/99                   17991                   18577                   17007
9/30/99                   17844                   18068                   16588
10/31/99                  18787                   19211                   17539
11/30/99                  19142                   19601                   17967
12/31/99                  18796                   20756                   19142
1/31/2000                 18634                   19713                   18338
2/29/2000                 17372                   19340                   18351
3/31/2000                 19379                   21232                   19879
4/30/2000                 19962                   20593                   19293
5/31/2000                 20723                   20171                   18847
6/30/2000                 20270                   20668                   19375
7/31/2000                 19460                   20345                   19107
8/31/2000                 20771                   21608                   20416
9/30/2000                 21516                   20468                   19410
10/31/2000                21743                   20381                   19247
11/30/2000                22034                   18774                   17680
12/31/2000                23303                   18866                   17947
1/31/2001                 24881                   19535                   18410
2/28/2001                 24679                   17754                   16786
3/31/2001                 23336                   16629                   15673
4/30/2001                 24528                   17922                   16890
5/31/2001                 24780                   18042                   16962
6/30/2001                 24310                   17603                   16491
7/31/2001                 24427                   17429                   16237
8/31/2001                 23403                   16338                   15237
9/30/2001                 20902                   15019                   13937
10/31/2001                21103                   15305                   14274
11/30/2001                22849                   16479                   15342
12/31/2001                22974                   16624                   15477
1/31/2002                 22116                   16381                   15194
2/28/2002                 22099                   16065                   14855
3/31/2002                 22436                   16669                   15412
4/30/2002                 21460                   15659                   14529
5/31/2002                 22032                   15543                   14389
6/30/2002                 20165                   14436                   13306
7/31/2002                 18500                   13311                   12300
8/31/2002                 18500                   13398                   12358
9/30/2002                 15877                   11942                   11068
10/31/2002                17088                   12993                   11957
11/30/2002                17844                   13758                   12586
12/31/2002                17357                   12950                   11846
1/31/2003                 16862                   12610                   11532
2/28/2003                 16094                   12421                   11355
3/31/2003                 16213                   12542                   11450
4/30/2003                 17306                   13575                   12336
5/31/2003                 18449                   14290                   12954
6/30/2003                 18535                   14473                   13081
7/31/2003                 18808                   14728                   13321
8/31/2003                 19012                   15015                   13570
9/30/2003                 18910                   14855                   13385
10/31/2003                19303                   15696                   14108
11/30/2003                19593                   15834                   14236
12/31/2003                20675                   16664                   14893
1/31/2004                 20848                   16970                   15113
2/29/2004                 21176                   17206                   15285
3/31/2004                 20623                   16946                   15049
4/30/2004                 20381                   16681                   14755
5/31/2004                 20778                   16910                   14931
6/30/2004                 21090                   17238                   15186
7/31/2004                 20208                   16668                   14600
8/31/2004                 20277                   16735                   14587
9/30/2004                $20329                  $16916                  $14743

1 The PBHG Large Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Large Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. McCaffrey as co-manager of the Large Cap Fund.
2 The six month return has not been annualized.
3 The PBHG Large Cap Fund-PBHG Class commenced operations on December 31, 1996. 4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was (3.83)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Large Cap Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 1.07% and 5.48%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 7.27% and 6.48%, respectively.
6 For more information on the S&P 500 Index and the Lipper Large-Cap Core Funds
  Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS                1%
CASH                           1%
CONSUMER CYCLICAL             10%
CONSUMER NON-CYCLICAL          6%
ENERGY                         7%
FINANCIAL                     24%
HEALTH CARE                   20%
INDUSTRIALS                    4%
SERVICES                       5%
TECHNOLOGY                    18%
TRANSPORTATION                 1%
UTILITIES                      3%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 7

Johnson & Johnson         4.1%
General Electric          4.0%
Citigroup                 3.9%
Wyeth                     3.8%
Exxon Mobil               3.7%
Pfizer                    3.6%
Micrsoft                  3.2%
Goldman Sachs Group       3.0%
Merck                     2.4%
Abbott Laboratories       2.4%
--------------------------------

Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  34.1%

            PBHG FUNDS

 PBHG LARGE CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
BASIC MATERIALS -- 1.3%
METAL-COPPER -- 1.3%
Phelps Dodge                           22,000    $      2,025
                                                 ------------
                                                        2,025
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,405)                     2,025
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.0%
CABLE TV -- 1.0%
Comcast, Cl A*                         59,600           1,664
                                                 ------------
                                                        1,664
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.1%
Time Warner*                          109,000           1,759
Viacom, Cl B                           46,700           1,567
                                                 ------------
                                                        3,326
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 2.1%
Tribune                                80,400           3,308
                                                 ------------
                                                        3,308
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.1%
Home Depot                             85,400           3,348
                                                 ------------
                                                        3,348
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
Wal-Mart Stores                        61,900           3,293
                                                 ------------
                                                        3,293
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.6%
McDonald's                             31,300             877
                                                 ------------
                                                          877
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $15,741)                 15,816
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.3%
BEVERAGES-NON-ALCOHOLIC -- 2.1%
PepsiCo                                66,700           3,245
                                                 ------------
                                                        3,245
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 2.0%
Unilever                               55,800           3,225
                                                 ------------
                                                        3,225
--------------------------------------------------------------------------------
TOBACCO -- 2.2%
Altria Group                           75,000           3,528
                                                 ------------
                                                        3,528
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $10,217)              9,998
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 7.2%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.1%
Anadarko Petroleum                     26,200           1,739
                                                 ------------
                                                        1,739
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 6.1%
ChevronTexaco                          37,400    $      2,006
ConocoPhillips                         20,800           1,723
Exxon Mobil                           120,700           5,834
                                                 ------------
                                                        9,563
                                                 ------------
TOTAL ENERGY (COST $8,709)                             11,302
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 23.7%
FINANCE-INVESTMENT BANKER/BROKER -- 12.1%
Citigroup                             139,000           6,133
Goldman Sachs Group                    50,400           4,699
JPMorgan Chase                         57,000           2,265
Merrill Lynch                          51,600           2,566
Morgan Stanley                         70,100           3,456
                                                 ------------
                                                       19,119
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.0%
Fannie Mae                             25,100           1,591
                                                 ------------
                                                        1,591
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.7%
Marsh & McLennan                       57,700           2,640
                                                 ------------
                                                        2,640
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.6%
American International Group           36,400           2,475
                                                 ------------
                                                        2,475
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.3%
Bank of America                        84,800           3,674
US Bancorp                             82,000           2,370
Wachovia                               46,300           2,174
Wells Fargo                            55,300           3,298
                                                 ------------
                                                       11,516
                                                 ------------
TOTAL FINANCIAL (COST $36,271)                         37,341
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.8%
MEDICAL INSTRUMENTS -- 1.5%
Guidant                                20,000           1,321
Medtronic                              20,000           1,038
                                                 ------------
                                                        2,359
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.1%
Johnson & Johnson                     114,000           6,422
                                                 ------------
                                                        6,422
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 12.1%
Abbott Laboratories                    87,700           3,715
Merck                                 114,500           3,779
Pfizer                                182,100           5,572
Wyeth                                 160,300           5,995
                                                 ------------
                                                       19,061
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.1%
UnitedHealth Group                     23,500           1,733
WellPoint Health Networks*             15,600           1,639
                                                 ------------
                                                        3,372
                                                 ------------
TOTAL HEALTH CARE (COST $32,234)                       31,214
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG LARGE CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.9%
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.9%
General Electric                      185,000    $      6,212
                                                 ------------
                                                        6,212
                                                 ------------
TOTAL INDUSTRIAL (COST $6,036)                          6,212
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.0%
TELEPHONE-INTEGRATED -- 5.0%
Alltel                                 40,000           2,197
BellSouth                              75,400           2,045
SBC Communications                     75,000           1,946
Verizon Communications                 45,000           1,772
                                                 ------------
                                                        7,960
                                                 ------------
TOTAL SERVICES (COST $7,813)                            7,960
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.4%
APPLICATIONS SOFTWARE -- 3.2%
Microsoft                             181,500           5,019
                                                 ------------
                                                        5,019
--------------------------------------------------------------------------------
COMPUTERS -- 1.6%
International Business Machines        30,000           2,572
                                                 ------------
                                                        2,572
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.2%
Automatic Data Processing              50,000           2,066
First Data                             85,300           3,711
Fiserv*                                25,000             872
                                                 ------------
                                                        6,649
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.6%
Intel                                 120,900           2,425
                                                 ------------
                                                        2,425
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.7%
Applied Materials*                    131,000           2,160
KLA-Tencor*                            63,600           2,638
Novellus Systems*                      98,200           2,611
                                                 ------------
                                                        7,409
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.1%
Nokia OYJ-ADR                         240,100           3,294
                                                 ------------
                                                        3,294
                                                 ------------
TOTAL TECHNOLOGY (COST $26,491)                        27,368
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
United Parcel Service, Cl B            20,000           1,518
                                                 ------------
                                                        1,518
                                                 ------------
TOTAL TRANSPORTATION (COST $1,418)                      1,518
                                                 ------------
--------------------------------------------------------------------------------

                                 Shares/Face       Market
Description                     Amount (000)     Value (000)
--------------------------------------------------------------------------------
UTILITIES -- 3.4%
ELECTRIC-INTEGRATED -- 3.4%
Consolidated Edison                    63,800    $      2,682
Southern                               88,200           2,644
                                                 ------------
                                                        5,326
                                                 ------------
TOTAL UTILITIES (COST $5,144)                           5,326
                                                 ------------
TOTAL COMMON STOCK (COST $151,479)                    156,080
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Deutsche Bank 1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $1,154,499 (collateralized by
   U.S. Government Obligations, par value
   $1,125,000, 5.50%, 02/15/06;
   total market value $1,177,734)(A)   $1,154           1,154
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,154)                1,154
                                                 ------------
TOTAL INVESTMENTS-- 99.7% (COST $152,633)             157,234
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Payable for Administration Fees                           (20)
Payable for Investment Advisory Fees                      (87)
Other Assets and Liabilities, Net                         528
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                        421
                                                 ------------
NET ASSETS-- 100.0%                              $    157,655
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $    268,036
Undistributed net investment income                       652
Accumulated net realized loss on investments         (115,634)
Unrealized appreciation on investments                  4,601
                                                 ------------
NET ASSETS-- 100.0%                              $    157,655
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($157,046,732/13,355,977 SHARES)                    $11.76
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($501,243/42,822 SHARES)                            $11.71
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($53,618/4,569 SHARES)                              $11.74
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.74/94.25%)                                     $12.46
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($53,217/4,562 SHARES)                              $11.67
                                                 ------------
* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

 The accompanying notes are an integral part of the financial statements.

     PBHG FUNDS

 PBHG MID-CAP FUND

PBHG MID-CAP FUND (UNAUDITED)


           INVESTMENT FOCUS 7

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |     X     |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                      AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                          One     Annualized  Annualized  Annualized
                               6         Year       3 Year      5 Year     Inception
                            Months 2     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
  PBHG Class 3              (1.78)%     17.87%       9.86%      11.55%      17.52%
---------------------------------------------------------------------------------------------

  Advisor Class 4           (1.96)%     17.56%       9.55%      11.25%      17.22%
---------------------------------------------------------------------------------------------
  Class A with load 5       (7.58)%     10.80%       7.32%       9.84%      15.93%
---------------------------------------------------------------------------------------------
  Class A without load 5    (1.96)%     17.55%       9.46%      11.15%      16.85%
---------------------------------------------------------------------------------------------
  Class C with load 5       (3.28)%     15.61%       8.66%      10.33%      15.99%
---------------------------------------------------------------------------------------------
  Class C without load 5    (2.30)%     16.61%       8.66%      10.33%      15.99%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. FUNDS THAT INVEST IN SMALLER CAPITALIZATION COMPANIES
        INVOLVE GREATER RISK AND PRICE VOLATILITY THAN FUNDS THAT INVEST
   IN LARGER, MORE ESTABLISHED COMPANIES. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
            BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                   INVESTMENT IN THE PBHG MID-CAP FUND - PBHG
                   CLASS VERSUS THE S&P MIDCAP 400 INDEX AND
                            THE LIPPER MID-CAP CORE
                                 FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                  PBHG MID-CAP FUND-PBHG CLASS  S&P MIDCAP 400 INDEX 6      LIPPER MID-CAP CORE FUNDS AVERAGE 6
4/30/97                      10000                   10000                              10000
5/31/97                      10740                   10874                              10901
6/30/97                      11410                   11180                              11356
7/31/97                      12890                   12285                              12249
8/31/97                      13240                   12271                              12304
9/30/97                      14300                   12976                              13103
10/31/97                     13760                   12411                              12623
11/30/97                     13870                   12595                              12644
12/31/97                     14148                   13083                              12870
1/31/98                      14138                   12834                              12742
2/28/98                      15443                   13896                              13763
3/31/98                      16106                   14523                              14407
4/30/98                      16422                   14787                              14600
5/31/98                      15717                   14123                              13981
6/30/98                      15896                   14211                              14122
7/31/98                      15580                   13660                              13414
8/31/98                      12769                   11119                              10987
9/30/98                      13906                   12157                              11664
10/31/98                     15358                   13243                              12361
11/30/98                     16538                   13904                              13122
12/31/98                     18087                   15584                              14234
1/31/99                      18122                   14977                              14202
2/28/99                      17023                   14193                              13466
3/31/99                      17451                   14589                              14000
4/30/99                      17764                   15740                              14919
5/31/99                      18666                   15808                              15082
6/30/99                      20042                   16656                              16006
7/31/99                      20215                   16301                              15761
8/31/99                      19487                   15742                              15370
9/30/99                      19174                   15256                              15166
10/31/99                     19313                   16033                              15801
11/30/99                     20007                   16875                              16764
12/31/99                     22017                   17878                              18370
1/31/2000                    20903                   17374                              17875
2/29/2000                    21622                   18590                              19831
3/31/2000                    24818                   20146                              20717
4/30/2000                    24639                   19443                              19719
5/31/2000                    25788                   19200                              19102
6/30/2000                    25698                   19482                              20194
7/31/2000                    25321                   19790                              19960
8/31/2000                    27943                   21999                              21972
9/30/2000                    27153                   21849                              21677
10/31/2000                   26883                   21108                              20943
11/30/2000                   25321                   19515                              19108
12/31/2000                   27779                   21007                              20610
1/31/2001                    28494                   21475                              20993
2/28/2001                    27911                   20250                              19729
3/31/2001                    27159                   18744                              18532
4/30/2001                    29510                   20812                              20163
5/31/2001                    30525                   21297                              20639
6/30/2001                    30657                   21211                              20641
7/31/2001                    30130                   20895                              20246
8/31/2001                    29058                   20211                              19463
9/30/2001                    24977                   17697                              17079
10/31/2001                   26143                   18480                              17811
11/30/2001                   28607                   19855                              19108
12/31/2001                   29942                   20880                              20073
1/31/2002                    28851                   20772                              19820
2/28/2002                    28212                   20797                              19568
3/31/2002                    29604                   22284                              20799
4/30/2002                    29547                   22180                              20631
5/31/2002                    29133                   21806                              20294
6/30/2002                    26989                   20210                              18878
7/31/2002                    24131                   18252                              16977
8/31/2002                    24375                   18344                              17101
9/30/2002                    22250                   16866                              15791
10/31/2002                   23378                   17597                              16419
11/30/2002                   25127                   18615                              17409
12/31/2002                   24018                   17850                              16671
1/31/2003                    23435                   17328                              16298
2/28/2003                    23040                   16916                              15939
3/31/2003                    23115                   17058                              16068
4/30/2003                    24657                   18297                              17237
5/31/2003                    27083                   19813                              18700
6/30/2003                    27046                   20066                              18988
7/31/2003                    27441                   20778                              19592
8/31/2003                    28513                   21720                              20436
9/30/2003                    28099                   21388                              20099
10/31/2003                   30187                   23005                              21554
11/30/2003                   30920                   23806                              22149
12/31/2003                   32312                   24208                              22734
1/31/2004                    33158                   24732                              23279
2/29/2004                    33948                   25326                              23754
3/31/2004                    33723                   25434                              23745
4/30/2004                    32839                   24599                              22945
5/31/2004                    32970                   25109                              23337
6/30/2004                    33610                   25681                              23972
7/31/2004                    32124                   24483                              22821
8/31/2004                    32218                   24418                              22645
9/30/2004                   $33121                  $25142                             $23476

1 The PBHG Mid-Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Mid-Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Mid-Cap Fund was known as the PBHG Mid-Cap Value Fund. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Mid-Cap Fund.
2 The six month return has not been annualized.
3 The PBHG Mid-Cap Fund-PBHG Class commenced operations on April 30, 1997.
4 The performance shown for the Advisor Class prior to its inception on October
  31, 2001, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was 8.15%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG MidCap Fund-Class A and C shares commenced operations on July 31,
  2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 11.36% and 16.35%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 17.16% and 16.35%, respectively.
6 For more information on the S&P MidCap 400 Index and the Lipper Mid-Cap Core
  Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Basic Materials                   2%
Cash                              3%
Consumer Cyclical                19%
Consumer Non-Cyclical             2%
Energy                           11%
Financial                        25%
Health Care                       6%
Industrial                        3%
Investment Company                1%
Services                          3%
Technology                       22%
Transportation                    1%
Utilities                         2%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 7

Intuit                                       2.9%
Veritas Software                             2.3%
Lincare Holdings                             2.0%
Friedman Billings Ramsey Group, Cl A         1.8%
El Paso                                      1.8%
Federated Investors, Cl B                    1.8%
Cincinnati Financial                         1.7%
Tribune                                      1.7%
Host Marriott                                1.7%
Sysco                                        1.7%
---------------------------------------------------------

Combined Top Ten Common Stock Holdings as a %
of  Total Portfolio Investments in Common Stock  19.4%

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
BASIC MATERIALS -- 2.1%
CHEMICALS-SPECIALTY -- 1.3%
Eastman Chemical                      121,000    $      5,754
                                                 ------------
                                                        5,754
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.8%
Air Products & Chemicals               61,600           3,350
                                                 ------------
                                                        3,350
                                                 ------------
TOTAL BASIC MATERIALS (COST $7,384)                     9,104
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 18.7%
BROADCAST SERVICES/PROGRAMMING -- 1.4%
Citadel Broadcasting*                 458,000           5,872
                                                 ------------
                                                        5,872
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 2.5%
DR Horton                             170,200           5,635
Lennar, Cl A                          108,600           5,169
                                                 ------------
                                                       10,804
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.3%
International Game Technology         156,300           5,619
                                                 ------------
                                                        5,619
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Fairmont Hotels & Resorts              71,100           1,942
                                                 ------------
                                                        1,942
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.3%
EW Scripps, Cl A                      111,400           5,323
                                                 ------------
                                                        5,323
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 2.9%
New York Times, Cl A                  142,900           5,587
Tribune                               167,100           6,876
                                                 ------------
                                                       12,463
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.5%
Reader's Digest Association           139,950           2,042
                                                 ------------
                                                        2,042
--------------------------------------------------------------------------------
RADIO -- 2.7%
Radio One, Cl A*                      353,200           5,047
Westwood One*                         327,200           6,469
                                                 ------------
                                                       11,516
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.3%
Costco Wholesale                      129,700           5,390
                                                 ------------
                                                        5,390
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.0%
CVS                                   104,600           4,407
                                                 ------------
                                                        4,407
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.5%
Pier 1 Imports                        128,900           2,330
                                                 ------------
                                                        2,330
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.9%
Tiffany                               119,000    $      3,658
                                                 ------------
                                                        3,658
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 0.6%
Toys 'R' Us*                          133,900           2,375
                                                 ------------
                                                        2,375
--------------------------------------------------------------------------------
TELEVISION -- 1.3%
Univision Communications*             177,855           5,622
                                                 ------------
                                                        5,622
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $82,347)                 79,363
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.6%
FOOD-WHOLESALE/DISTRIBUTION - 1.6%
Sysco                                 226,900           6,789
                                                 ------------
                                                        6,789
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,550)               6,789
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 10.7%
OIL & GAS DRILLING -- 4.3%
GlobalSantaFe                         124,200           3,807
Pride International*                  219,300           4,340
Rowan*                                201,700           5,325
Transocean*                           134,200           4,802
                                                 ------------
                                                       18,274
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.8%
Newfield Exploration*                  45,200           2,768
Noble Energy                           40,100           2,336
Pogo Producing                         47,800           2,268
                                                 ------------
                                                        7,372
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.9%
Tidewater                             149,800           4,876
Weatherford International*             64,200           3,276
                                                 ------------
                                                        8,152
--------------------------------------------------------------------------------
PIPELINES -- 2.7%
El Paso                               777,100           7,141
Williams                              355,200           4,298
                                                 ------------
                                                       11,439
                                                 ------------
TOTAL ENERGY (COST $34,056)                            45,237
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 24.9%
COMMERCIAL BANKS-EASTERN US -- 1.1%
Commerce Bancorp                       85,700           4,731
                                                 ------------
                                                        4,731
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 0.8%
State Street                           73,500           3,139
                                                 ------------
                                                        3,139
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.1%
Providian Financial*                  308,900           4,800
                                                 ------------
                                                        4,800
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG MID-CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.9%
Friedman Billings Ramsey Group, Cl A  381,800    $      7,292
Lehman Brothers Holdings               62,100           4,951
                                                 ------------
                                                       12,243
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.5%
Countrywide Financial                  56,898           2,241
                                                 ------------
                                                        2,241
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 2.7%
Federated Investors, Cl B             248,300           7,062
Franklin Resources                     78,800           4,394
                                                 ------------
                                                       11,456
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.3%
Genworth Financial, Cl A*              60,100           1,400
                                                 ------------
                                                        1,400
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.1%
Allmerica Financial*                  133,100           3,578
Assurant                               93,500           2,431
Cincinnati Financial                  167,700           6,913
                                                 ------------
                                                       12,922
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.4%
Fidelity National Financial           110,800           4,221
Xl Capital, Cl A                       80,400           5,949
                                                 ------------
                                                       10,170
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.4%
CB Richard Ellis Group, Cl A*         255,200           5,895
                                                 ------------
                                                        5,895
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.1%
St. Joe                                93,400           4,462
                                                 ------------
                                                        4,462
--------------------------------------------------------------------------------
REINSURANCE -- 3.2%
Aspen Insurance Holdings              137,000           3,152
Axis Capital Holdings                 163,500           4,251
Odyssey Re Holdings                    88,700           1,967
PartnerRe                              78,300           4,282
                                                 ------------
                                                       13,652
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.6%
Host Marriott*                        485,000           6,805
                                                 ------------
                                                        6,805
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.4%
American Financial Realty Trust       417,900           5,897
                                                 ------------
                                                        5,897
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.3%
NewAlliance Bancshares                391,200           5,614
                                                 ------------
                                                        5,614
                                                 ------------
TOTAL FINANCIAL (COST $96,632)                        105,427
                                                 ------------
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 6.4%
DIALYSIS CENTERS -- 0.5%
DaVita*                                71,400    $      2,224
                                                 ------------
                                                        2,224
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.7%
Hillenbrand Industries                 55,500           2,804
                                                 ------------
                                                        2,804
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.0%
Becton Dickinson                       82,300           4,255
                                                 ------------
                                                        4,255
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Protein Design Labs*                  109,200           2,138
                                                 ------------
                                                        2,138
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.8%
Barr Pharmaceuticals*                 107,300           4,446
Watson Pharmaceuticals*               114,800           3,382
                                                 ------------
                                                        7,828
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.9%
Lincare Holdings*                     265,000           7,873
                                                 ------------
                                                        7,873
                                                 ------------
TOTAL HEALTH CARE (COST $25,236)                       27,122
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.1%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.0%
Alliant Techsystems*                   70,200           4,247
                                                 ------------
                                                        4,247
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.3%
Brink's                               187,600           5,660
                                                 ------------
                                                        5,660
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
Applera-Applied Biosystems Group      181,200           3,419
                                                 ------------
                                                        3,419
                                                 ------------
TOTAL INDUSTRIAL (COST $10,803)                        13,326
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 3.3%
ADVERTISING AGENCIES -- 1.3%
Interpublic Group*                    521,800           5,526
                                                 ------------
                                                        5,526
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.7%
MoneyGram International               179,100           3,059
                                                 ------------
                                                        3,059
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.0%
DST Systems*                           94,200           4,189
                                                 ------------
                                                        4,189
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               PBHG MID-CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 0.3%
Viad                                   44,775    $      1,063
                                                 ------------
                                                        1,063
                                                 ------------
TOTAL SERVICES (COST $13,609)                          13,837
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 21.7%
APPLICATIONS SOFTWARE -- 6.7%
Citrix Systems*                       353,000           6,184
Intuit*                               261,400          11,868
Satyam Computer Services-ADR          259,600           6,002
Siebel Systems*                       576,800           4,349
                                                 ------------
                                                       28,403
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 6.2%
Dun & Bradstreet*                     108,300           6,357
Fiserv*                               183,100           6,383
SEI Investments                       136,400           4,594
Veritas Software*                     513,100           9,133
                                                 ------------
                                                       26,467
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.9%
Flextronics International*            249,200           3,302
Sanmina-SCI*                          651,200           4,591
                                                 ------------
                                                        7,893
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.1%
Intersil, Cl A                        133,800           2,131
QLogic*                                78,000           2,310
                                                 ------------
                                                        4,441
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.7%
Ascential Software*                    66,600             897
BMC Software*                         407,800           6,447
                                                 ------------
                                                        7,344
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.9%
Avocent*                              146,800           3,821
                                                 ------------
                                                        3,821
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 0.8%
Xerox*                                234,000           3,295
                                                 ------------
                                                        3,295
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.6%
Integrated Circuit Systems*           152,300           3,274
Integrated Device Technology*         362,500           3,455
                                                 ------------
                                                        6,729
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.8%
Amdocs*                               155,300           3,390
                                                 ------------
                                                        3,390
                                                 ------------
TOTAL TECHNOLOGY (COST $90,434)                        91,783
                                                 ------------
--------------------------------------------------------------------------------

                                     Shares/Face    Market
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
TRANSPORT-SERVICES -- 0.6%
CH Robinson Worldwide                  58,200    $      2,700
                                                 ------------
                                                        2,700
                                                 ------------
TOTAL TRANSPORTATION (COST $2,129)                      2,700
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.9%
ELECTRIC-INTEGRATED -- 1.9%
Alliant Energy                         88,300           2,197
Public Service Enterprise Group       132,800           5,657
                                                 ------------
                                                        7,854
                                                 ------------
TOTAL UTILITIES (COST $7,268)                           7,854
                                                 ------------
TOTAL COMMON STOCK (COST $377,448)                    402,542
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.3%
INDEX FUND-MIDCAP -- 1.3%
Midcap SPDR Trust Series 1             48,700           5,280
                                                 ------------
                                                        5,280
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $5,267)                  5,280
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEEMENT -- 3.6%
Deutsche Bank 1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $15,334,628 (collateralized by
   U.S. Government Obligations, ranging in
   par value $10,000-$53,250,000,
   0.00%-7.00%, 05/02/07-08/15/34;
   total market value $15,640,530)(A) $15,334          15,334
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $15,334)              15,334
                                                 ------------
TOTAL INVESTMENTS-- 99.9% (COST $398,049)             423,156
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES --0.1%
Payable for Administration Fees                           (52)
Payable for Investment Advisory Fees                     (297)
Payable for Distribution Fees                              (1)
Other Assets and Liabilities, Net                         825
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                        475
                                                 ------------
NET ASSETS-- 100.0%                              $    423,631
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $    356,674
Accumulated net investment loss                          (955)
Accumulated net realized gain on investments           42,805
Unrealized appreciation on investments                 25,107
                                                 ------------
NET ASSETS-- 100.0%                              $    423,631
                                                 ------------

            PBHG FUNDS

 PBHG MID-CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)


Description
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($416,844,757/23,671,948 SHARES)                    $17.61
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($6,458,828/369,705 SHARES)                         $17.47
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($228,901/13,040 SHARES)                            $17.55
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($17.55/94.25%)                                     $18.62
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($98,503/5,657 SHARES)                              $17.41
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REITS -- Real Estate Investment Trusts
SPDR -- Standard &Poor's 500 Composite Index Depositary Receipt
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND

                                                 PBHG SMALL CAP FUND (UNAUDITED)


           INVESTMENT FOCUS 7

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |     X     |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                      AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                          One     Annualized  Annualized  Annualized
                               6         Year       3 Year      5 Year     Inception
                            Months 2    Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
  PBHG Class 3                (4.63)%     15.18%        5.63%       8.54%      11.75%
---------------------------------------------------------------------------------------------
  Advisor Class 4             (4.76)%     14.91%        5.40%       8.29%      11.49%
---------------------------------------------------------------------------------------------
  Class A with load 5        (10.27)%      8.31%        3.30%       6.98%      10.57%
---------------------------------------------------------------------------------------------
  Class A without load 5      (4.79)%     14.88%        5.35%       8.26%      11.46%
---------------------------------------------------------------------------------------------
  Class C with load 5         (6.05)%     13.05%        4.57%       7.46%      10.63%
---------------------------------------------------------------------------------------------
  Class C without load 5      (5.10)%     14.05%        4.57%       7.46%      10.63%
---------------------------------------------------------------------------------------------


     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. FUNDS THAT INVEST IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISK AND PRICE VOLATILITY THAN FUNDS THAT INVEST IN LARGER,
        MORE ESTABLISHED COMPANIES. PERFORMANCE DATA CURRENT TO THE MOST
        RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN,
     IS AVAILABLE BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

                            COMPARISON OF CHANGE IN
                      THE VALUE OF A $10,000 INVESTMENT IN
                         THE PBHG SMALL CAP FUND - PBHG
                        CLASS VERSUS THE RUSSELL 2000(R)
                         INDEX AND THE LIPPER SMALL-CAP
                               CORE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

              PBHG SMALL CAP FUND-PBHG CLASS  RUSSELL 2000 INDEX 6    LIPPER SMALL-CAP CORE FUNDS AVERAGE 6
4/30/97                   10000                    10000                          10000
5/31/97                   10880                    11113                          11068
6/30/97                   11800                    11589                          11681
7/31/97                   13070                    12128                          12386
8/31/97                   13370                    12405                          12667
9/30/97                   14550                    13313                          13576
10/31/97                  14210                    12729                          13106
11/30/97                  14200                    12646                          12988
12/31/97                  14539                    12868                          13127
1/31/98                   14518                    12665                          12900
2/28/98                   15615                    13601                          13834
3/31/98                   16227                    14162                          14475
4/30/98                   16438                    14240                          14601
5/31/98                   15520                    13473                          13897
6/30/98                   15098                    13501                          13825
7/31/98                   14402                    12409                          12854
8/31/98                   11490                     9999                          10390
9/30/98                   11838                    10782                          10884
10/31/98                  12872                    11221                          11333
11/30/98                  13811                    11809                          12003
12/31/98                  14703                    12540                          12686
1/31/99                   14410                    12706                          12615
2/28/99                   13237                    11677                          11660
3/31/99                   12831                    11860                          11711
4/30/99                   13429                    12922                          12615
5/31/99                   14004                    13111                          12927
6/30/99                   14962                    13704                          13661
7/31/99                   15255                    13328                          13567
8/31/99                   15131                    12835                          13145
9/30/99                   15131                    12838                          13075
10/31/99                  14771                    12890                          13118
11/30/99                  15605                    13659                          13900
12/31/99                  17443                    15205                          15139
1/31/2000                 17217                    14961                          14801
2/29/2000                 19845                    17432                          16524
3/31/2000                 21141                    16283                          16668
4/30/2000                 20149                    15303                          16049
5/31/2000                 20431                    14411                          15459
6/30/2000                 22348                    15667                          16581
7/31/2000                 21649                    15163                          16266
8/31/2000                 23734                    16320                          17663
9/30/2000                 23362                    15840                          17305
10/31/2000                22325                    15133                          16838
11/30/2000                20532                    13580                          15381
12/31/2000                23176                    14746                          16855
1/31/2001                 24165                    15514                          17536
2/28/2001                 22916                    14496                          16618
3/31/2001                 21774                    13787                          15839
4/30/2001                 23317                    14865                          17078
5/31/2001                 24024                    15231                          17651
6/30/2001                 24071                    15757                          18086
7/31/2001                 23729                    14904                          17612
8/31/2001                 23140                    14422                          17131
9/30/2001                 19346                    12481                          15032
10/31/2001                20831                    13211                          15780
11/30/2001                22834                    14234                          16829
12/31/2001                24319                    15113                          17886
1/31/2002                 23364                    14956                          17784
2/28/2002                 22575                    14546                          17487
3/31/2002                 24330                    15715                          18847
4/30/2002                 23706                    15858                          19023
5/31/2002                 22598                    15154                          18364
6/30/2002                 20902                    14402                          17411
7/31/2002                 17049                    12227                          15050
8/31/2002                 17520                    12196                          15092
9/30/2002                 16295                    11320                          14021
10/31/2002                16625                    11683                          14390
11/30/2002                17626                    12725                          15403
12/31/2002                16542                    12017                          14765
1/31/2003                 15953                    11684                          14340
2/28/2003                 15423                    11331                          13884
3/31/2003                 15635                    11477                          14010
4/30/2003                 17108                    12565                          15212
5/31/2003                 18533                    13914                          16621
6/30/2003                 18769                    14166                          17023
7/31/2003                 19500                    15052                          17886
8/31/2003                 20383                    15742                          18716
9/30/2003                 19794                    15452                          18417
10/31/2003                21597                    16749                          19921
11/30/2003                22292                    17344                          20646
12/31/2003                22964                    17695                          21187
1/31/2004                 23564                    18464                          21918
2/29/2004                 23883                    18630                          22258
3/31/2004                 23906                    18803                          22441
4/30/2004                 22916                    17845                          21554
5/31/2004                 23058                    18129                          21765
6/30/2004                 23612                    18892                          22660
7/31/2004                 22045                    17620                          21371
8/31/2004                 21703                    17530                          21146
9/30/2004                $22799                   $18352                         $22142

1 The PBHG Small Cap Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Small Cap Fund.
2 The six month return has not been annualized.
3 The PBHG Small Cap Fund-PBHG Class commenced operations on April 30, 1997.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was (0.66)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Small Cap Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 8.31% and 13.05%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 14.88% and 14.05%, respectively.
6 For more information on the Russell 2000(R) Index and the Lipper Small-Cap
  Core Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS                 2%
CASH                            7%
CONSUMER CYCLICAL              22%
ENERGY                         11%
FINANCIAL                      20%
HEALTH CARE                     5%
INDUSTRIAL                      8%
SERVICES                        5%
TECHNOLOGY                     17%
TRANSPORTATION                  1%
UTILITIES                       2%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 20047

Meristar Hospitality                  2.7%
Olin                                  2.6%
Spanish Broadcasting System, Cl A     2.4%
Scholastic                            2.2%
Teledyne Technologies                 2.0%
Orleans Homebuilders                  1.8%
PDI                                   1.8%
Portfolio Recovery Associates         1.7%
Syneron Medical                       1.7%
HomeBanc                              1.7%
--------------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 20.6%

            PBHG FUNDS

 PBHG SMALL CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
BASIC MATERIALS -- 2.5%
CHEMICALS-DIVERSIFIED -- 2.5%
Olin                                   76,700    $      1,534
                                                 ------------
                                                        1,534
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,291)                     1,534
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 22.7%
APPAREL MANUFACTURERS -- 1.1%
Carter's*                              25,400             703
                                                 ------------
                                                          703
--------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 1.8%
Orleans Homebuilders*                  48,800           1,099
                                                 ------------
                                                        1,099
--------------------------------------------------------------------------------
CABLE TV -- 2.0%
Insight Communications*                46,300             407
Mediacom Communications*              128,100             837
                                                 ------------
                                                        1,244
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.2%
Jameson Inns*                         412,500             734
                                                 ------------
                                                          734
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.5%
Entravision Communications, Cl A*     126,700             964
                                                 ------------
                                                          964
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 2.1%
Scholastic*                            43,100           1,331
                                                 ------------
                                                        1,331
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.5%
Journal Register*                      48,600             919
                                                 ------------
                                                          919
--------------------------------------------------------------------------------
RADIO -- 5.0%
Cumulus Media, Cl A*                   22,400             322
Emmis Communications, Cl A*            42,000             759
Radio One, Cl A*                       42,800             612
Spanish Broadcasting System, Cl A*    147,400           1,450
                                                 ------------
                                                        3,143
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.7%
Charming Shoppes*                      62,500             445
Kenneth Cole Productions, Cl A         11,400             321
Too*                                   51,900             938
                                                 ------------
                                                        1,704
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.0%
Gander Mountain*                       30,200             604
                                                 ------------
                                                          604
--------------------------------------------------------------------------------
TELEVISION -- 1.3%
Lin TV, Cl A*                          10,500             205
Sinclair Broadcast Group, Cl A         79,200             578
                                                 ------------
                                                          783
--------------------------------------------------------------------------------


                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
TOYS -- 1.5%
Leapfrog Enterprises*                  47,600    $        964
                                                 ------------
                                                          964
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $14,221)                 14,192
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 11.2%
OIL & GAS DRILLING -- 0.8%
Atwood Oceanics*                        9,800             466
                                                 ------------
                                                          466
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 3.6%
Meridian Resource*                     98,900             873
Range Resources                        27,400             479
Stone Energy*                           9,700             424
Vintage Petroleum                      23,100             464
                                                 ------------
                                                        2,240
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.2%
Grant Prideco*                         18,400             377
Lone Star Technologies*                25,600             968
                                                 ------------
                                                        1,345
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.4%
Frontier Oil                           38,200             902
                                                 ------------
                                                          902
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 3.2%
CAL Dive International*                14,900             531
Core Laboratories*                     32,800             807
W-H Energy Services*                   32,700             678
                                                 ------------
                                                        2,016
                                                 ------------
TOTAL ENERGY (COST $4,490)                              6,969
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 20.0%
COMMERCIAL BANKS-CENTRAL US -- 0.7%
Bank Mutual                            34,252             411
                                                 ------------
                                                          411
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 1.3%
Bancorp Bank*                           7,800             159
Signature Bank*                        25,000             669
                                                 ------------
                                                          828
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 3.2%
Collegiate Funding Services LLC*       78,100             981
Portfolio Recovery Associates*         35,300           1,037
                                                 ------------
                                                        2,018
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.2%
Metris*                                75,000             734
                                                 ------------
                                                          734
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.5%
Accredited Home Lenders Holding*        7,500             289
                                                 ------------
                                                          289
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------

FINANCE-OTHER SERVICES -- 0.8%
Asset Acceptance Capital*               9,200    $        156
eSpeed, Cl A*                          33,400             328
                                                 ------------
                                                          484
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.4%
Affiliated Managers Group*             16,700             894
                                                 ------------
                                                          894
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.8%
Allmerica Financial*                   19,600             527
                                                 ------------
                                                          527
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
Bristol West Holdings                  24,300             417
                                                 ------------
                                                          417
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.9%
CB Richard Ellis Group, Cl A*          33,600             776
Trammell Crow*                         25,400             399
                                                 ------------
                                                        1,175
--------------------------------------------------------------------------------
REINSURANCE -- 0.5%
Odyssey Re Holdings                    15,500             344
                                                 ------------
                                                          344
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.6%
Meristar Hospitality*                 295,500           1,610
                                                 ------------
                                                        1,610
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 2.0%
HomeBanc*                             111,600           1,004
Saxon Capital*                         10,000             215
                                                 ------------
                                                        1,219
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 1.2%
Franklin Bank*                         45,400             774
                                                 ------------
                                                          774
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
Brookline Bancorp                      22,018             345
NewAlliance Bancshares                 29,100             418
                                                 ------------
                                                          763
                                                 ------------
TOTAL FINANCIAL (COST $10,942)                         12,487
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 5.4%
DISPOSABLE MEDICAL PRODUCTS -- 1.5%
ICU Medical*                           35,200             917
                                                 ------------
                                                          917
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.6%
Syneron Medical*                       57,900           1,026
                                                 ------------
                                                        1,026
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.7%
Applera Corp-Celera Genomics Group*    36,400             425
                                                 ------------
                                                          425
--------------------------------------------------------------------------------


                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

MEDICAL-DRUGS -- 0.8%
Priority Healthcare*                   26,300    $        530
                                                 ------------
                                                          530
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.8%
Genesis HealthCare*                    15,900             484
                                                 ------------
                                                          484
                                                 ------------
TOTAL HEALTH CARE (COST $3,270)                         3,382
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.5%
AEROSPACE/DEFENSE -- 1.9%
Teledyne Technologies*                 47,600           1,192
                                                 ------------
                                                        1,192
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
Moog, Cl A*                            19,550             710
                                                 ------------
                                                          710
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.6%
Brink's                                32,600             984
                                                 ------------
                                                          984
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.4%
EDO                                    31,500             874
                                                 ------------
                                                          874
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.4%
Shaw Group*                            71,600             859
                                                 ------------
                                                          859
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.1%
WCA Waste*                             79,100             695
                                                 ------------
                                                          695
                                                 ------------
TOTAL INDUSTRIAL (COST $3,758)                          5,314
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 4.8%
COMMERCIAL SERVICES-FINANCE -- 0.6%
Coinstar*                              15,800             368
                                                 ------------
                                                          368
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.7%
PDI*                                   38,900           1,050
                                                 ------------
                                                        1,050
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.6%
Medical Staffing Network Holdings*     55,100             338
                                                 ------------
                                                          338
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Parexel International*                 45,800             898
                                                 ------------
                                                          898
--------------------------------------------------------------------------------
SECURITY SERVICES -- 0.5%
Integrated Alarm Services Group*       75,500             310
                                                 ------------
                                                          310
                                                 ------------
TOTAL SERVICES (COST $2,445)                            2,964
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG SMALL CAP FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------

TECHNOLOGY -- 17.5%
APPLICATIONS SOFTWARE -- 0.7%
Quest Software*                        41,200    $        458
                                                 ------------
                                                          458
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.5%
webMethods*                           171,700             914
                                                 ------------
                                                          914
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.8%
Parametric Technology*                 91,200             482
                                                 ------------
                                                          482
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.4%
BindView Development*                  67,900             225
                                                 ------------
                                                          225
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.1%
Quantum*                              306,800             709
                                                 ------------
                                                          709
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.1%
NetIQ*                                 61,500             658
                                                 ------------
                                                          658
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.7%
CTS                                    34,900             440
                                                 ------------
                                                          440
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.3%
Applied Micro Circuits*               151,500             474
DSP Group*                             30,400             640
Integrated Silicon Solutions*          60,000             436
Zoran*                                 32,900             517
                                                 ------------
                                                        2,067
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.5%
Ascential Software*                    15,800             213
Lawson Software*                       20,700             116
Retek*                                135,200             617
                                                 ------------
                                                          946
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 1.3%
Matrixone*                             87,100             441
Vignette*                             271,800             361
                                                 ------------
                                                          802
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.7%
Internet Security Systems*             27,200             462
                                                 ------------
                                                          462
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.4%
Extreme Networks*                      58,800             262
                                                 ------------
                                                          262
--------------------------------------------------------------------------------

                                     Share/Face     Market
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.9%
Integrated Device Technology*          61,500    $        586
                                                 ------------
                                                          586
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.8%
August Technology*                     18,400             126
Brooks Automation*                     47,500             672
Veeco Instruments*                     17,000             357
                                                 ------------
                                                        1,155
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.3%
Borland Software*                      93,700             782
                                                 ------------
                                                          782
                                                 ------------
TOTAL TECHNOLOGY (COST $12,765)                        10,948
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
AIRLINES -- 0.5%
Skywest                                22,100             333
                                                 ------------
                                                          333
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.9%
Alexander & Baldwin                    12,000             407
CP Ships                               11,900             146
                                                 ------------
                                                          553
                                                 ------------
TOTAL TRANSPORTATION (COST $795)                          886
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.8%
ELECTRIC-INTEGRATED -- 1.2%
MGE Energy                             23,600             751
                                                 ------------
                                                          751
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.6%
UGI                                     9,700             361
                                                 ------------
                                                          361
                                                 ------------
TOTAL UTILITIES (COST $772)                             1,112
                                                 ------------
TOTAL COMMON STOCK (COST $54,749)                      59,788
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
Deutsche Bank 1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $4,270,497 (collateralized by
   U.S. Government Obligations, par value
   $4,020,000, 5.125%, 10/15/08;
   total market value $4,360,653)(A)   $4,270           4,270
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $4,270)                4,270
                                                 ------------
TOTAL INVESTMENTS-- 102.6% (COST $59,019)              64,058
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                             PBHG SMALL CAP FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)


Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.6)%
Payable for Administration Fees                  $         (9)
Payable for Investment Advisory Fees                      (51)
Payable for Capital Shares Redeemed                      (779)
Payable for Investment Securities Purchased            (1,233)
Other Assets and Liabilities, Net                         439
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                     (1,633)
                                                 ------------
NET ASSETS-- 100.0%                              $     62,425
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     83,289
Accumulated net investment loss                          (483)
Accumulated net realized loss on investments          (25,420)
Unrealized appreciation on investments                  5,039
                                                 ------------
NET ASSETS-- 100.0%                              $     62,425
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($62,220,755/3,215,512 SHARES)                      $19.35
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($74,359/3,874 SHARES)                              $19.19
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($67,828/3,514 SHARES)                              $19.30
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($19.30/94.25%)                                     $20.48
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($62,126/3,242 SHARES)                              $19.16
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
REITS -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 CLIPPER FOCUS FUND

CLIPPER FOCUS FUND (UNAUDITED)


           INVESTMENT FOCUS 8

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|     X     |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                            One     Annualized  Annualized   Annualized
                                 6          Year       3 Year      5 Year     Inception
                              Months 2     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
  PBHG Class 3                  0.25%       7.91%       6.84%      11.69%      12.36%
---------------------------------------------------------------------------------------------
  Advisor Class 4               0.13%       7.65%       6.58%      11.42%      12.08%
---------------------------------------------------------------------------------------------
  Class A with load 5          (5.64)%      1.50%       4.43%      10.02%      10.90%
---------------------------------------------------------------------------------------------
  Class A without load 5        0.13%       7.67%       6.51%      11.32%      11.99%
---------------------------------------------------------------------------------------------
  Class C with load 5          (1.25)%      5.92%       5.73%      10.50%      11.16%
---------------------------------------------------------------------------------------------
  Class C without load 5       (0.25)%      6.92%       5.73%      10.50%      11.16%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
    THEIR ORIGINAL COST. FUNDS THAT INVEST IN A LIMITED NUMBER OF SECURITIES MAY INVOLVE GREATER RISKS AND MORE PRICE VOLATILITY THAN FUNDS THAT DO NOT
        LIMIT THE NUMBER OF SECURITIES IN WHICH THEY INVEST. PERFORMANCE
    DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER
           THAN THAT SHOWN, IS AVAILABLE BY CALLING 1.800.433.0051 OR
                          ONLINE AT WWW.PBHGFUNDS.COM.

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                     INVESTMENT IN THE CLIPPER FOCUS FUND -
                    PBHG CLASS VERSUS THE S&P 500 INDEX AND
                    THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

             PBHG CLIPPER FOCUS         S&P 500         LIPPER MULTI-CAP VALUE
              FUND-PBHG CLASS           INDEX 6             FUNDS AVERAGE 7
9/10/98             10000                10000                    10000
9/30/98             10260                10387                    10000
10/31/98            11700                11232                    10788
11/30/98            12040                11913                    11293
12/31/98            11791                12599                    11594
1/31/99             11501                13126                    11660
2/28/99             11290                12718                    11354
3/31/99             11230                13227                    11660
4/30/99             12233                13739                    12580
5/31/99             12203                13415                    12534
6/30/99             12354                14159                    12961
7/31/99             12122                13717                    12570
8/31/99             11971                13649                    12184
9/30/99             11649                13275                    11686
10/31/99            11528                14115                    12102
11/30/99            11447                14402                    12143
12/31/99            11569                15250                    12488
1/31/2000           11046                14484                    11927
2/29/2000            9856                14210                    11397
3/31/2000           10846                15600                    12639
4/30/2000           11207                15131                    12602
5/31/2000           11805                14820                    12710
6/30/2000           11542                15186                    12377
7/31/2000           12039                14948                    12480
8/31/2000           12920                15877                    13294
9/30/2000           13915                15038                    13193
10/31/2000          14758                14975                    13520
11/30/2000          15195                13794                    12988
12/31/2000          16692                13862                    13783
1/31/2001           16445                14354                    14150
2/28/2001           16972                13045                    13750
3/31/2001           16697                12218                    13279
4/30/2001           17171                13168                    14024
5/31/2001           17527                13256                    14308
6/30/2001           17492                12933                    14049
7/31/2001           17341                12806                    14016
8/31/2001           17438                12004                    13529
9/30/2001           16603                11035                    12411
10/31/2001          16776                11246                    12586
11/30/2001          18209                12108                    13361
12/31/2001          18684                12214                    13703
1/31/2002           18955                12036                    13557
2/28/2002           19238                11804                    13500
3/31/2002           20172                12248                    14136
4/30/2002           19730                11505                    13706
5/31/2002           20431                11420                    13668
6/30/2002           18278                10607                    12704
7/31/2002           17528                 9780                    11577
8/31/2002           18143                 9844                    11705
9/30/2002           15363                 8774                    10464
10/31/2002          16236                 9547                    11071
11/30/2002          17356                10109                    11830
12/31/2002          16729                 9515                    11307
1/31/2003           16274                 9265                    11055
2/28/2003           15122                 9126                    10760
3/31/2003           14983                 9215                    10768
4/30/2003           16476                 9974                    11657
5/31/2003           18071                10500                    12492
6/30/2003           18007                10634                    12633
7/31/2003           17995                10821                    12832
8/31/2003           18881                11032                    13166
9/30/2003           18767                10915                    13029
10/31/2003          19235                11532                    13761
11/30/2003          19703                11634                    14002
12/31/2003          20988                12244                    14744
1/31/2004           21115                12469                    15042
2/29/2004           20950                12642                    15364
3/31/2004           20199                12451                    15229
4/30/2004           20161                12256                    14885
5/31/2004           19907                12424                    14992
6/30/2004           21014                12666                    15377
7/31/2004           20136                12246                    14959
8/31/2004           20467                12296                    15034
9/30/2004          $20250               $12429                   $15325

1 The Clipper Focus Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the Clipper Focus Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing.
2 The six month return has not been annualized. Prior to July 2004, the Clipper
  Focus Fund was named the PBHG Clipper Focus Fund.
3 The Clipper Focus Fund-PBHG Class commenced operations on September 10, 1998. 4 The performance shown for the Advisor Class prior to its inception on June 30,
  2003, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The cumulative total return of the Advisor Class from its inception date to September 30, 2004 was 9.58%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The Clipper Focus Fund-Class A and C shares commenced operations on July 31,
  2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of .25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 4.90% and 9.59%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 10.38% and 9.59%, respectively.
6 For more information on the S&P 500 Index please see the PBHG Funds Disclosure
  Notes on page 111.
7 The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at September 30, 1998. For more information on the Lipper Multi-Cap Value Funds Average please see the PBHG Funds Disclosure Notes on page 111.
8 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CASH                        3%
CONSUMER CYCLICAL           5%
CONSUMER NON-CYCLICAL      24%
ENERGY                      5%
FINANCIAL                  31%
HEALTH CARE                15%
INDUSTRIAL                  7%
SERVICES                    8%
TECHNOLOGY                  2%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 20048

Freddie Mac                   9.7%
Altria Group                  7.3%
Tyco International            6.9%
Electronic Data Systems       6.3%
Fannie Mae                    6.1%
Kraft Foods, Cl A             5.1%
American Express              5.1%
El Paso                       5.0%
Marsh & McLennan              4.2%
Kroger                        4.1%
----------------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 59.8%

                                                                      PBHG FUNDS

                                                              CLIPPER FOCUS FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.6%
CONSUMER CYCLICAL -- 5.1%
MULTIMEDIA -- 2.2%
Time Warner*                        1,573,900    $     25,403
                                                 ------------
                                                       25,403
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.9%
CVS                                   825,900          34,795
                                                 ------------
                                                       34,795
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $40,661)                 60,198
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 24.0%
BEVERAGES-NON-ALCOHOLIC -- 1.4%
Coca-Cola                             397,800          15,932
                                                 ------------
                                                       15,932
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 5.8%
Kraft Foods, Cl A                   1,856,000          58,872
Sara Lee                              450,600          10,301
                                                 ------------
                                                       69,173
--------------------------------------------------------------------------------
FOOD-RETAIL -- 7.1%
Kroger*                             3,001,200          46,579
Safeway*                            1,917,700          37,031
                                                 ------------
                                                       83,610
--------------------------------------------------------------------------------
TOBACCO -- 9.7%
Altria Group                        1,776,800          83,581
UST                                   785,100          31,608
                                                 ------------
                                                      115,189
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $304,887)           283,904
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 4.8%
PIPELINES -- 4.8%
El Paso                             6,249,000          57,428
                                                 ------------
                                                       57,428
                                                 ------------
TOTAL ENERGY (COST $39,717)                            57,428
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 30.8%
FINANCE-CREDIT CARD -- 4.9%
American Express                    1,134,700          58,392
                                                 ------------
                                                       58,392
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.9%
Merrill Lynch                         690,100          34,312
                                                 ------------
                                                       34,312
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 15.3%
Fannie Mae                          1,108,300          70,266
Freddie Mac                         1,695,800         110,634
                                                 ------------
                                                      180,900
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 4.1%
Marsh & McLennan                    1,056,800          48,359
                                                 ------------
                                                       48,359
--------------------------------------------------------------------------------


                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

MULTI-LINE INSURANCE -- 1.3%
Old Republic International            619,750    $     15,512
                                                 ------------
                                                       15,512
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 1.8%
Apartment Investment & Management, Cl A591,700         20,579
                                                 ------------
                                                       20,579
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.5%
Equity Office Properties Trust        222,900           6,074
                                                 ------------
                                                        6,074
                                                 ------------
TOTAL FINANCIAL (COST $342,468)                       364,128
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
MEDICAL PRODUCTS -- 1.4%
Johnson & Johnson                     293,900          16,555
                                                 ------------
                                                       16,555
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.8%
Pfizer                              1,205,200          36,879
Wyeth                               1,184,500          44,300
                                                 ------------
                                                       81,179
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 6.7%
HCA                                   930,200          35,487
Tenet Healthcare*                   4,027,400          43,456
                                                 ------------
                                                       78,943
                                                 ------------
TOTAL HEALTH CARE (COST $190,167)                     176,677
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.7%
DIVERSIFIED MANUFACTURING OPERATIONS-- 6.7%
Tyco International                  2,581,300          79,143
                                                 ------------
                                                       79,143
                                                 ------------
TOTAL INDUSTRIAL (COST $32,900)                        79,143
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 7.7%
ADVERTISING AGENCIES -- 1.7%
Interpublic Group*                  1,886,100          19,974
                                                 ------------
                                                       19,974
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.0%
Electronic Data Systems             3,703,600          71,813
                                                 ------------
                                                       71,813
                                                 ------------
TOTAL SERVICES (COST $107,770)                         91,787
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.6%
OFFICE AUTOMATION & EQUIPMENT -- 2.6%
Pitney Bowes                          693,100          30,566
                                                 ------------
                                                       30,566
                                                 ------------
TOTAL TECHNOLOGY (COST $25,045)                        30,566
                                                 ------------
TOTAL COMMON STOCK (COST $1,083,615)                1,143,831
                                                 ------------
--------------------------------------------------------------------------------

            PBHG FUNDS

 CLIPPER FOCUS FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.6%
Deutsche Bank 1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $42,170,277 (collateralized by
   U.S. Government Obligations, par value
   $40,444,000, 5.125%, 07/15/12;
   total market value $43,011,672)(A) $42,168    $     42,168
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $42,168)              42,168
                                                 ------------
TOTAL INVESTMENTS-- 100.2% (COST $1,125,783)        1,185,999
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2)%
Payable for Administration Fees                          (147)
Payable for Investment Advisory Fees                     (983)
Payable for Distribution Fees                              (7)
Other Assets and Liabilities, Net                      (1,059)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                     (2,196)
                                                 ------------
NET ASSETS-- 100.0%                              $  1,183,803
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $  1,108,628
Undistributed net investment income                     2,884
Accumulated net realized gain on investments           12,075
Unrealized appreciation on investments                 60,216
                                                 ------------
NET ASSETS-- 100.0%                              $  1,183,803
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($1,169,551,371/73,473,878 SHARES)                  $15.92
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($1,257,180/79,158 SHARES)                          $15.88
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($5,707,590/359,412 SHARES)                         $15.88
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($15.88/94.25%)                                     $16.85
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($7,287,318/462,487 SHARES)                         $15.76
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REITS -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                       TS&W SMALL CAP VALUE FUND

                                           TS&W SMALL CAP VALUE FUND (UNAUDITED)


           INVESTMENT FOCUS 6

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|     X     |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                           AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                  6       One Year    Annualized        Annualized
                              Months 2     Return    3 Year Return   Inception to Date
---------------------------------------------------------------------------------------------
  PBHG Class 3                 6.44%       33.81%        22.19%          21.33%
---------------------------------------------------------------------------------------------
  Class A with load 4          0.18%       25.78%        19.33%          19.09%
---------------------------------------------------------------------------------------------
  Class A without load 4       6.31%       33.47%        21.70%          20.80%
---------------------------------------------------------------------------------------------
  Class C with load 4          4.91%       31.42%        20.62%          19.70%
---------------------------------------------------------------------------------------------
  Class C without load 4       5.91%       32.42%        20.62%          19.70%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
   THEIR ORIGINAL COST. FUNDS THAT INVEST IN SMALLER CAPITALIZATION COMPANIES
           INVOLVE GREATER RISK AND PRICE VOLATILITY THAN FUNDS THAT
 INVEST IN LARGER, MORE ESTABLISHED COMPANIES. PERFORMANCE DATA CURRENT TO THE
      MOST RECENT MONTH-END, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN,
     IS AVAILABLE BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
               TS&W SMALL CAP VALUE FUND - PBHG CLASS VERSUS THE
              RUSSELL 2000(R) VALUE INDEX AND THE LIPPER SMALL-CAP
                               CORE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                 TS&W SMALL CAP     RUSSELL 2000      LIPPER SMALL-CAP CORE
             VALUE FUND-PBHG CLASS  VALUE INDEX 5         FUNDS AVERAGE 5
7/31/2000             10000            10000                   10000
8/31/2000             10942            10447                   10838
9/30/2000             11092            10388                   10626
10/31/2000            11102            10351                   10356
11/30/2000            10491            10140                    9493
12/31/2000            11824            11230                   10407
1/31/2001             12174            11540                   10882
2/28/2001             11974            11524                   10327
3/31/2001             11864            11339                    9848
4/30/2001             12355            11864                   10630
5/31/2001             13337            12169                   10988
6/30/2001             13818            12658                   11264
7/31/2001             13687            12375                   10992
8/31/2001             13437            12332                   10699
9/30/2001             12265            10971                    9371
10/31/2001            12685            11257                    9845
11/30/2001            13206            12066                   10517
12/31/2001            13908            12805                   11174
1/31/2002             13918            12975                   11125
2/28/2002             14519            13054                   10953
3/31/2002             15441            14031                   11791
4/30/2002             15812            14525                   11915
5/31/2002             15681            14045                   11493
6/30/2002             15681            13734                   10909
7/31/2002             14178            11693                    9438
8/31/2002             14248            11641                    9468
9/30/2002             13196            10810                    8793
10/31/2002            13587            10972                    9029
11/30/2002            13848            11848                    9658
12/31/2002            13788            11342                    9252
1/31/2003             13627            11022                    8991
2/28/2003             13066            10652                    8705
3/31/2003             13257            10766                    8788
4/30/2003             14248            11788                    9549
5/31/2003             15210            12992                   10450
6/30/2003             15752            13212                   10709
7/31/2003             16230            13871                   11263
8/31/2003             16811            14398                   11780
9/30/2003             16721            14233                   11599
10/31/2003            18214            15393                   12544
11/30/2003            19096            15984                   13000
12/31/2003            19747            16562                   13344
1/31/2004             19979            17135                   13798
2/29/2004             20525            17467                   14013
3/31/2004             21020            17708                   14128
4/30/2004             20525            16792                   13570
5/31/2004             20848            16995                   13703
6/30/2004             22172            17858                   14266
7/31/2004             21344            17037                   13454
8/31/2004             20960            17204                   13313
9/30/2004            $22374           $17885                  $13940

1 The TS&W Small Cap Value Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors considering the TS&W Small Cap Value Fund should have a long-term investment horizon. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the TS&W Small Cap Value Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing for more current investment results. For performance information regarding other share classes please consult your financial advisor. Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.
2 The six month return has not been annualized.
3 The TS&W Small Cap Value Fund-PBHG Class commenced operations on July 25,
  2003. Prior to July 28, 2003, the PBHG Class shares of TS&W Small Cap Value Fund (the "Fund") were known as the TS&W Small Cap Value Fund, LLC (the "LLC"). On July 25, 2003, the Fund acquired the assets of the LLC. The LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of the predecessor LLC. However, the predecessor LLC was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. The performance information shown prior to July 28, 2003 are based on the historical performance of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares.
4 The TS&W Small Cap Value Fund-Class A and C shares commenced operations on
  July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C and PBHG Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 24.81% and 30.30%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 31.32% and 30.30%, respectively.
5 For more information on the Russell 2000(R) Value Index and the Lipper
  Small-Cap Core Funds Average please see the PBHG Funds Disclosure Notes on page 111.
6 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS           5%
CASH                      4%
CONSUMER CYCLICAL        11%
CONSUMER NON-CYCLICAL     1%
ENERGY                   11%
FINANCIAL                22%
HEALTH CARE               7%
INDUSTRIAL               15%
INVESTMENT COMPANY        1%
SERVICES                  6%
TECHNOLOGY                5%
TRANSPORTATION            6%
UTILITIES                 6%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 20047

General Maritime           2.5%
Energen                    2.4%
Wintrust Financial         2.3%
Aaron Rents                2.2%
Penn Virginia              2.2%
Respironics                2.1%
Airgas                     2.0%
Ansys                      2.0%
UGI                        1.9%
Comstock Resources         1.9%
---------------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 21.5%

            PBHG FUNDS

TS&W SMALL CAP VALUE FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.1%
BASIC MATERIALS -- 5.3%
CONTAINERS-METAL/GLASS -- 0.8%
Crown Holdings                         41,000    $        423
                                                 ------------
                                                          423
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.9%
Airgas                                 45,200           1,088
                                                 ------------
                                                        1,088
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.7%
Schweitzer-Mauduit International       29,200             946
                                                 ------------
                                                          946
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.9%
Schnitzer Steel Industries, Cl A       16,400             530
                                                 ------------
                                                          530
                                                 ------------
TOTAL BASIC MATERIALS (COST $2,541)                     2,987
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 11.2%
CASINO SERVICES -- 1.7%
Scientific Games, Cl A                 50,800             970
                                                 ------------
                                                          970
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.7%
Charming Shoppes                       91,800             654
Childrens Place                        33,400             799
Jos A. Bank Clothiers                  23,500             650
                                                 ------------
                                                        2,103
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.4%
7-Eleven                               39,000             779
                                                 ------------
                                                          779
--------------------------------------------------------------------------------
RETAIL-PAWN SHOPS -- 2.1%
Cash America International             27,100             663
Ezcorp, Cl A                           56,300             490
                                                 ------------
                                                        1,153
--------------------------------------------------------------------------------
RETAIL-PETROLEUM PRODUCTS -- 1.4%
World Fuel Services                    22,300             798
                                                 ------------
                                                          798
--------------------------------------------------------------------------------
THEATERS -- 0.9%
Carmike Cinemas                        13,700             482
                                                 ------------
                                                          482
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $5,282)                   6,285
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.4%
POULTRY -- 1.4%
Sanderson Farms                        22,950             768
                                                 ------------
                                                          768
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $721)                   768
                                                 ------------
--------------------------------------------------------------------------------

                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------

ENERGY -- 10.8%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 8.5%
Berry Petroleum, Cl A                  21,600    $        793
Comstock Resources                     47,300             990
Houston Exploration                    11,800             700
Magnum Hunter Resources                48,700             562
Penn Virginia                          29,200           1,156
Unit                                   16,000             561
                                                 ------------
                                                        4,762
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 2.3%
Giant Industries                       20,200             491
Tesoro Petroleum                       26,400             780
                                                 ------------
                                                        1,271
                                                 ------------
TOTAL ENERGY (COST $4,445)                              6,033
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 21.7%
COMMERCIAL BANKS-CENTRAL US -- 3.1%
Texas Regional Bancshares, Cl A        15,700             488
Wintrust Financial                     21,550           1,234
                                                 ------------
                                                        1,722
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 1.5%
Oriental Financial Group               30,997             839
                                                 ------------
                                                          839
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.6%
CVB Financial                          27,520             611
Hanmi Financial                        18,100             547
UCBH Holdings                          22,300             871
                                                 ------------
                                                        2,029
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.0%
World Acceptance                       24,300             565
                                                 ------------
                                                          565
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.1%
Hilb Rogal & Hobbs                     16,700             605
                                                 ------------
                                                          605
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.8%
Ceres Group                            82,100             447
                                                 ------------
                                                          447
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 4.0%
FPIC Insurance Group                   36,900             954
Philadelphia Consolidated Holding      13,200             728
PMA Capital, Cl A                      70,000             528
                                                 ------------
                                                        2,210
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.8%
Jones Lang LaSalle                     12,900             426
                                                 ------------
                                                          426
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
PXRE Group                             14,500             339
                                                 ------------
                                                          339
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                       TS&W SMALL CAP VALUE FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

EITS-DIVERSIFIED -- 1.0%
Correctional Properties Trust          20,900    $        571
                                                 ------------
                                                          571
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.0%
LaSalle Hotel Properties               20,900             577
                                                 ------------
                                                          577
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
Parkway Properties                     19,500             906
                                                 ------------
                                                          906
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.9%
Dime Community Bancshares              29,562             497
                                                 ------------
                                                          497
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.7%
Ocwen Financial                        43,000             393
                                                 ------------
                                                          393
                                                 ------------
TOTAL FINANCIAL (COST $10,239)                         12,126
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.5%
MEDICAL-BIOMEDICAL/GENETIC -- 0.8%
Bio-Rad Labs, Cl A                      8,200             419
                                                 ------------
                                                          419
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
Sierra Health Services                 13,000             623
                                                 ------------
                                                          623
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.5%
Amedisys                               27,800             833
                                                 ------------
                                                          833
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.0%
Respironics                            20,900           1,117
                                                 ------------
                                                        1,117
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 1.1%
VCA Antech                             30,600             631
                                                 ------------
                                                          631
                                                 ------------
TOTAL HEALTH CARE (COST $3,157)                         3,623
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 14.6%
AEROSPACE/DEFENSE -- 1.7%
Curtiss-Wright                         11,100             635
Herley Industries                      17,200             322
                                                 ------------
                                                          957
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 1.7%
Chicago Bridge & Iron                  31,300             939
                                                 ------------
                                                          939
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.0%
Actuant, Cl A                          17,400             717
ESCO Technologies                      13,900             942
                                                 ------------
                                                        1,659
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

ELECTRONIC MEASURING INSTRUMENTS -- 1.7%
Flir Systems                           16,700    $        977
                                                 ------------
                                                          977
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.4%
Engineered Support Systems             16,700             762
                                                 ------------
                                                          762
--------------------------------------------------------------------------------
ENGINES-INTERNAL COMBUSTION -- 1.7%
Briggs & Stratton                      11,800             958
                                                 ------------
                                                          958
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.1%
Clarcor                                13,200             629
                                                 ------------
                                                          629
--------------------------------------------------------------------------------
GOLD MINING -- 0.6%
Royal Gold                             19,900             340
                                                 ------------
                                                          340
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.7%
Joy Global                             27,800             956
                                                 ------------
                                                          956
                                                 ------------
TOTAL INDUSTRIAL (COST $7,148)                          8,177
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 6.2%
CONSULTING SERVICES -- 1.1%
FTI Consulting                         31,300             591
                                                 ------------
                                                          591
--------------------------------------------------------------------------------
PRIVATE CORRECTIONS -- 1.6%
Corrections Corporation of America     25,700             909
                                                 ------------
                                                          909
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 2.1%
Aaron Rents                            54,825           1,193
                                                 ------------
                                                        1,193
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Pharmaceutical Product Development     21,600             778
                                                 ------------
                                                          778
                                                 ------------
TOTAL SERVICES (COST $3,005)                            3,471
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.4%
COMPUTER AIDED DESIGN -- 1.9%
Ansys                                  21,600           1,074
                                                 ------------
                                                        1,074
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.6%
MTS Systems                            41,000             871
                                                 ------------
                                                          871
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.2%
NAM TAI Electronics                    18,830             402
Sypris Solutions                       22,000             300
                                                 ------------
                                                          702
--------------------------------------------------------------------------------

            PBHG FUNDS

TS&W SMALL CAP VALUE FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                            Shares     Value (000)
--------------------------------------------------------------------------------

IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.7%
Fargo Electronics                      40,300    $        391
                                                 ------------
                                                          391
                                                 ------------
TOTAL TECHNOLOGY (COST $1,698)                          3,038
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 6.2%
TRANSPORT-MARINE -- 3.3%
General Maritime                       37,600           1,310
Kirby                                  13,700             550
                                                 ------------
                                                        1,860
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 1.7%
Offshore Logistics                     27,800             957
                                                 ------------
                                                          957
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.2%
Celadon Group                          35,500             676
                                                 ------------
                                                          676
                                                 ------------
TOTAL TRANSPORTATION (COST $2,536)                      3,493
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 5.8%
GAS-DISTRIBUTION -- 4.1%
Energen                                24,300           1,253
UGI                                    27,500           1,025
                                                 ------------
                                                        2,278
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES -- 1.7%
Headwaters                             31,300             966
                                                 ------------
                                                          966
                                                 ------------
TOTAL UTILITIES (COST $2,411)                           3,244
                                                 ------------
TOTAL COMMON STOCK (COST $43,183)                      53,245
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.9%
INDEX FUND-SMALL CAP -- 0.9%
iShares Russell 2000 Value Index Fund   3,000             515
                                                 ------------
                                                          515
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $480)                      515
                                                 ------------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
Magnum Hunter Resources,
   expiration 03/21/05*                 2,740               1
                                                 ------------
                                                            1
                                                 ------------
TOTAL WARRANTS (COST $3)                                    1
                                                 ------------
--------------------------------------------------------------------------------

                                        Face        Market
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.8%
Morgan Stanley
   1.70%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price of $2,130,166 (collateralized by
   U.S. Government Obligations, ranging
   in par value $220,000-$1,425,000,
   3.375%-4.050%, 09/24/07-05/05/10;
   total market value $2,188,472)(A)   $2,130    $      2,130
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,130)                2,130
                                                 ------------
TOTAL INVESTMENTS-- 99.8% (COST $45,796)               55,891
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Receivable for Capital Shares Sold                      1,386
Payable for Administration Fees                            (6)
Payable for Investment Advisory Fees                      (37)
Payable for Investment Securities Purchased            (1,272)
Other Assets and Liabilities, Net                          33
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                        104
                                                 ------------
NET ASSETS-- 100.0%                              $     55,995
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     44,772
Accumulated net investment loss                          (123)
Accumulated net realized gain on investments            1,251
Unrealized appreciation on investments                 10,095
                                                 ------------
NET ASSETS-- 100.0%                              $     55,995
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($55,381,414/2,501,501 SHARES)                $      22.14
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($312,383/14,156 SHARES)                      $      22.07
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($22.07/94.25%)                               $      23.42
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($301,367/13,783 SHARES)                      $      21.87
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
REITS -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                               HEITMAN REIT FUND

                                                   HEITMAN REIT FUND (UNAUDITED)


           INVESTMENT FOCUS 8

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|     X     |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                       AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------
                                      One    Annualized  Annualized  Annualized  Annualized
                             6       Year      3 Year      5 Year      10 Year    Inception
                         Months 2   Return     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------
   PBHG Class 3            2.92%     26.07%    20.28%     17.20%       13.37%      10.70%
---------------------------------------------------------------------------------------------
   Advisor Class 4         2.80%     25.77%    19.96%     16.78%       12.95%      10.34%
---------------------------------------------------------------------------------------------
   Class A with load 5     3.11)%    18.54%    17.48%     15.33%       12.16%       9.75%
---------------------------------------------------------------------------------------------
   Class A without load 5  2.79%     25.77%    19.82%     16.70%       12.83%      10.17%
---------------------------------------------------------------------------------------------
   Class C with load 5     1.37%     23.79%    18.91%     15.82%       11.98%       9.34%
---------------------------------------------------------------------------------------------
   Class C without load 5  2.37%     24.79%    18.91%     15.82%       11.98%       9.34%
---------------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. FUNDS THAT INVEST IN A LIMITED NUMBER OF SECURITIES AND
           IN ONE OR A GROUP OF INDUSTRIES MAY INVOLVE GREATER RISKS
    THANMORE DIVERSIFIED FUNDS, INCLUDING GREATER POTENTIAL FOR VOLATILITY. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER
      OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING 1.800.433.0051 OR
                          ONLINE AT WWW.PBHGFUNDS.COM.

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HEITMAN
           REIT FUND - PBHG CLASS VERSUS THE S&P 500 INDEX, DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX AND THE LIPPER REAL
                              ESTATE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   HEITMAN REIT       S&P 500       WILSHIRE REAL ESTATE      LIPPER REAL ESTATE
                 FUND-PBHG CLASS      INDEX 6        SECURITIES INDEX 6         FUNDS AVERAGE 7
3/13/89              10000             10000               10000                   10000
3/31/89               9960             10000               10000                   10000
4/30/89              10140             10519               10182                   10218
5/31/89              10170             10893               10357                   10293
6/30/89              10281             10881               10473                   10419
7/31/89              10747             11863               10804                   10908
8/31/89              10706             12094               10690                   10943
9/30/89              10481             12045               10666                   10957
10/31/89             10308             11765               10133                   10657
11/30/89             10121             12004                9982                   10658
12/31/89              9944             12292                9978                   10744
1/31/90               9833             11467                9508                   10415
2/28/90               9769             11615                9504                   10385
3/31/90               9598             11923                9482                   10423
4/30/90               9718             11625                9298                   10234
5/31/90               9392             12759                9257                   10305
6/30/90               9413             12672                9275                   10467
7/31/90               9489             12632                8920                   10551
8/31/90               8714             11490                7878                    9688
9/30/90               7740             10931                6965                    8962
10/31/90              7313             10884                6463                    8845
11/30/90              7789             11588                6726                    9177
12/31/90              7741             11911                6640                    9222
1/31/91               8715             12429                7286                    9962
2/28/91               8968             13318                7714                   10498
3/31/91               9523             13641                8401                   11063
4/30/91               9534             13673                8333                   11208
5/31/91               9698             14263                8462                   11338
6/30/91               9534             13610                8045                   10995
7/31/91               9499             14244                8011                   11159
8/31/91               9226             14581                7915                   11108
9/30/91               9253             14337                7824                   11342
10/31/91              9012             14530                7648                   11205
11/30/91              8879             13945                7394                   11064
12/31/91              9564             15539                7970                   12001
1/31/92              10116             15250                8345                   12444
2/29/92               9920             15447                8324                   12250
3/31/92               9910             15147                8144                   12088
4/30/92               9749             15592                8009                   12001
5/31/92              10097             15669                8041                   12449
6/30/92               9924             15436                7799                   12237
7/31/92              10314             16066                7828                   12583
8/31/92              10365             15738                7710                   12722
9/30/92              10594             15922                8003                   12968
10/31/92             10799             15977                8088                   13147
11/30/92             10722             16522                8158                   13291
12/31/92             11273             16724                8559                   13923
1/31/93              11959             16863                9154                   14561
2/28/93              12658             17093                9597                   15114
3/31/93              13861             17454               10241                   16104
4/30/93              12986             17032                9661                   15615
5/31/93              12751             17487                9509                   15541
6/30/93              13104             17539                9758                   15837
7/31/93              13460             17468                9956                   16187
8/31/93              13724             18131               10163                   16646
9/30/93              14594             17992               10624                   17369
10/31/93             14274             18364               10325                   17270
11/30/93             13101             18189                9875                   16374
12/31/93             13538             18409                9863                   16878
1/31/94              13697             19035               10159                   17070
2/28/94              14536             18518               10574                   17668
3/31/94              14031             17711               10085                   17083
4/30/94              14192             17938               10198                   17209
5/31/94              14529             18232               10410                   17273
6/30/94              13983             17785               10205                   16872
7/31/94              13820             18369               10228                   16808
8/31/94              13894             19122               10221                   16968
9/30/94              13855             18655               10050                   16676
10/31/94             13164             19074                9683                   16094
11/30/94             12624             18379                9304                   15503
12/31/94             13945             18652               10025                   16798
1/31/95              13189             19135                9701                   16249
2/28/95              13256             19881               10005                   16444
3/31/95              13312             20468               10063                   16486
4/30/95              13107             21071                9990                   16331
5/31/95              13654             21913               10321                   17045
6/30/95              13830             22422               10501                   17398
7/31/95              14143             23165               10670                   17767
8/31/95              14317             23224               10800                   18001
9/30/95              14759             24204               10999                   18419
10/31/95             14266             24117               10658                   17922
11/30/95             14459             25176               10769                   18047
12/31/95             15461             25661               11393                   19303
1/31/96              15479             26534               11550                   19562
2/29/96              15747             26780               11779                   19759
3/31/96              15933             27038               11875                   19789
4/30/96              15951             27437               11928                   19769
5/31/96              16350             28144               12194                   20269
6/30/96              16707             28251               12438                   20598
7/31/96              16634             27003               12327                   20515
8/31/96              17405             27573               12851                   21412
9/30/96              17878             29125               13172                   21971
10/31/96             18324             29928               13529                   22458
11/30/96             19272             32190               14091                   23476
12/31/96             21345             31553               15594                   25835
1/31/97              21540             33524               15817                   26197
2/28/97              21638             33787               15827                   26249
3/31/97              21879             32398               15881                   26310
4/30/97              20975             34332               15368                   25376
5/31/97              21564             36423               15826                   26167
6/30/97              22716             38055               16610                   27638
7/31/97              23570             41082               17157                   28807
8/31/97              23471             38781               17030                   28677
9/30/97              25309             40905               18709                   31419
10/31/97             24788             39539               17914                   30464
11/30/97             25008             41369               18274                   30835
12/31/97             25854             42079               18682                   31680
1/31/98              25534             42545               18418                   31341
2/28/98              25361             45613               18182                   31065
3/31/98              26131             47949               18541                   31830
4/30/98              25236             48432               17957                   30881
5/31/98              24589             47599               17784                   30498
6/30/98              24291             49533               17690                   30212
7/31/98              23162             49005               16459                   28323
8/31/98              21079             41920               14749                   25378
9/30/98              22108             44606               15575                   26702
10/31/98             21259             48234               15361                   26232
11/30/98             21794             51157               15650                   26747
12/31/98             21946             54105               15426                   26597
1/31/99              21361             56368               15091                   26020
2/28/99              20826             54616               14972                   25653
3/31/99              20750             56801               14891                   25360
4/30/99              22647             59001               16479                   28038
5/31/99              23577             57607               16757                   28669
6/30/99              23293             60804               16472                   28328
7/31/99              22392             58906               15842                   27263
8/31/99              22313             58614               15604                   26810
9/30/99              21978             57008               14900                   25759
10/31/99             21287             60615               14623                   25175
11/30/99             20729             61847               14393                   24888
12/31/99             21692             65490               14935                   25906
1/31/2000            21530             62199               14996                   25781
2/29/2000            21018             61022               14709                   25348
3/31/2000            21910             66992               15354                   26479
4/30/2000            23221             64976               16448                   27924
5/31/2000            23331             63643               16646                   28285
6/30/2000            24254             65212               17207                   29391
7/31/2000            25888             64193               18752                   31662
8/31/2000            25085             68180               18077                   30773
9/30/2000            26005             64580               18664                   31881
10/31/2000           24800             64307               17854                   30452
11/30/2000           25444             59237               18256                   30903
12/31/2000           27094             59527               19525                   32909
1/31/2001            26980             61639               19720                   33070
2/28/2001            26414             56019               19310                   32561
3/31/2001            26299             52470               19325                   32447
4/30/2001            26701             56548               19785                   33199
5/31/2001            27303             56926               20339                   33867
6/30/2001            28907             55541               21432                   35679
7/31/2001            28502             54994               21003                   35122
8/31/2001            29545             51551               21736                   36169
9/30/2001            27933             47389               20447                   34631
10/31/2001           27198             48292               19682                   33565
11/30/2001           28933             51997               20958                   35290
12/31/2001           29913             52452               21565                   36271
1/31/2002            30118             51687               21658                   36340
2/28/2002            30936             50690               22154                   37030
3/31/2002            32939             52596               23517                   39145
4/30/2002            33042             49407               23658                   39689
5/31/2002            33180             49043               23897                   40221
6/30/2002            33712             45550               24387                   41082
7/31/2002            31596             41999               22877                   38884
8/31/2002            31388             42275               22886                   38930
9/30/2002            30002             37681               21875                   37443
10/31/2002           28481             40997               20787                   35901
11/30/2002           29967             43410               21816                   37365
12/31/2002           30690             40859               22135                   37810
1/31/2003            29965             39789               21489                   36910
2/28/2003            30423             39192               21805                   37482
3/31/2003            31052             39573               22358                   38288
4/30/2003            32516             42832               23300                   39896
5/31/2003            34288             45089               24637                   42166
6/30/2003            35048             45666               25108                   43132
7/31/2003            37030             46471               26564                   45189
8/31/2003            37341             47376               26848                   45591
9/30/2003            38552             46873               27753                   47091
10/31/2003           39140             49524               28177                   48024
11/30/2003           40746             49960               29398                   50103
12/31/2003           41814             52580               30332                   51772
1/31/2004            43745             53545               31464                   53729
2/29/2004            44510             54289               32106                   54932
3/31/2004            47225             53470               34003                   57926
4/30/2004            40542             52632               29283                   49979
5/31/2004            43337             53354               31503                   53137
6/30/2004            44546             54391               32439                   54699
7/31/2004            45076             52591               32633                   55033
8/31/2004            48459             52803               35176                   58885
9/30/2004           $48603            $53375              $35105                  $58997

1 The Heitman REIT Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Investors considering the Heitman REIT Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.
2 The six month return has not been annualized.
3 The Heitman REIT Fund-PBHG Class commenced operations on March 13, 1989.
4 The performance shown for the Advisor Class prior to its inception on May 15, 1995, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was 14.04%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The Heitman REIT Fund-Class A and C shares commenced operations on September
  30, 2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 18.54% and 23.79%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 25.77% and 24.79%, respectively.
6 For more information on the S&P 500 Index and the Dow Jones Wilshire Real
  Estate Securities Index please see the PBHG Funds Disclosure Notes on page
  111.
7 The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at
  March 31, 1989. For more information on the Lipper Real Estate Funds Average please see the PBHG Funds Disclosure Notes on page 111.
8 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Apartments                       16%
Cash                              4%
Diversified                       6%
Hotels                           12%
Net Lease                         4%
Office Property                  21%
Outlet Centers                    1%
Regional Malls                   14%
Shopping Centers                 12%
Storage                           4%
Warehouse/Industrial              6%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 8

Rouse                                     6.6%
Vornado Realty Trust                      5.7%
Simon Property Group                      5.4%
BRE Properties, Cl A                      4.9%
Starwood Hotels & Resorts Worldwide       4.8%
Regency Centers                           4.2%
Host Marriott                             3.9%
Equity Residential                        3.9%
Boston Properties                         3.8%
Pan Pacific Retail Properties             3.8%
----------------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 47.0%

            THE PBHG FUNDS

 HEITMAN REIT FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
FINANCIAL -- 96.5%
REITS -- 96.5%
APARTMENTS -- 16.3%
AvalonBay Communities                  51,600    $      3,107
BRE Properties, Cl A                  177,300           6,799
Equity Residential                    174,000           5,394
Home Properties of New York            82,900           3,280
Summit Properties                      93,760           2,536
United Dominion Realty Trust          126,500           2,509
                                                 ------------
                                                       23,625
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.0%
Colonial Properties Trust              47,200           1,898
Duke Realty                           122,200           4,057
Liberty Property Trust                 70,500           2,809
                                                 ------------
                                                        8,764
--------------------------------------------------------------------------------
HOTELS -- 11.6%
Host Marriott*                        384,600           5,396
Innkeepers USA Trust                   63,600             791
LaSalle Hotel Properties              105,700           2,917
Starwood Hotels & Resorts
   Worldwide(A)                       144,200           6,694
Strategic Hotel Capital                75,700           1,024
                                                 ------------
                                                       16,822
--------------------------------------------------------------------------------
NET LEASE -- 3.8%
Capital Automotive REIT                72,800           2,276
Lexington Corporate Properties Trust   99,300           2,156
Realty Income                          23,500           1,058
                                                 ------------
                                                        5,490
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 21.3%
Alexandria Real Estate Equities        44,300           2,911
Arden Realty                           67,200           2,189
Boston Properties                      95,800           5,306
Brandywine Realty Trust                28,500             812
Brookfield Properties(A)              124,000           4,000
Government Properties Trust           149,100           1,417
Kilroy Realty                          18,800             715
Mack-Cali Realty                       62,000           2,747
SL Green Realty                        53,000           2,746
Vornado Realty Trust                  127,100           7,967
                                                 ------------
                                                       30,810
--------------------------------------------------------------------------------
OUTLET CENTERS -- 1.3%
Tanger Factory Outlet Centers          43,000           1,926
                                                 ------------
                                                        1,926
--------------------------------------------------------------------------------


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

REGIONAL MALLS -- 13.5%
CBL & Associates Properties            46,700    $      2,846
Rouse                                 137,400           9,189
Simon Property Group                  139,900           7,503
                                                 ------------
                                                       19,538
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 12.3%
Developers Diversified Realty         116,700           4,569
Pan Pacific Retail Properties          97,450           5,272
Regency Centers                       125,900           5,853
Weingarten Realty Investors            62,800           2,073
                                                 ------------
                                                       17,767
--------------------------------------------------------------------------------
STORAGE -- 4.3%
Extra Space Storage                   160,900           2,052
Public Storage                         83,900           4,157
                                                 ------------
                                                        6,209
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 6.1%
Prologis                              122,270           4,309
PS Business Parks                     115,116           4,587
                                                 ------------
                                                        8,896
                                                 ------------
                                                       139,847
                                                 ------------
TOTAL FINANCIAL (COST $111,884)                       139,847
                                                 ------------
TOTAL COMMON STOCK (COST $111,884)                    139,847
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
Deutsche Bank 1.82%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $5,145,074 (collateralized by
   U.S. Government Obligations, ranging in
   par value $2,600,000-$23,772,631,
   6.00%-9.00%, 03/15/10-11/15/33;
   total market value $5,247,711)(B)   $5,145           5,145
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $5,145)                5,145
                                                 ------------
TOTAL INVESTMENTS-- 100.0% (COST $117,029)            144,992
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.0)%
Payable for Administration Fees                           (18)
Payable for Distribution Fees                              (3)
Payable for Investment Advisory Fees                     (100)
Other Assets and Liabilities, Net                         107
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                        (14)
                                                 ------------
NET ASSETS-- 100.0%                              $    144,978
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                               HEITMAN REIT FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)


Description                                          Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)               $    109,173
Distributions in excess of net investment income           (5)
Accumulated net realized gain on investments            7,847
Unrealized appreciation on investments                 27,963
                                                 ------------
NET ASSETS-- 100.0%                              $    144,978
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
    ($129,687,119/10,948,301 SHARES)                   $11.85
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($15,033,907/1,274,300 SHARES)                      $11.80
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($63,004/5,318 SHARES)                              $11.85
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($11.85/94.25%)                                     $12.57
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($194,432/16,433 SHARES)                            $11.83
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Security classified as C-Corporation
(B) -- Tri-party repurchase agreement
Cl -- Class
REITS -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG TECHNOLOGY & COMMUNICATIONS FUND

PBHG TECHNOLOGY & COMMUNICATIONS FUND (UNAUDITED)


           INVESTMENT FOCUS 8

                STYLE


    VALUE       BLEND     GROWTH                   M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |           |          |  Large        E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |    X     |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Small        A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                 AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------
                                           One      Annualized  Annualized  Annualized
                                6          Year       3 Year      5 Year     Inception
                             Months 2     Return      Return      Return      to Date
----------------------------------------------------------------------------------------
  PBHG Class 3                (7.99)%    2.27%         (6.26)%     (19.27)%    2.96%
----------------------------------------------------------------------------------------
  Advisor Class 4             (8.05)%    1.97%         (6.46)%     (19.47)%    2.71%
----------------------------------------------------------------------------------------
  Class A with load 5        (13.41)%   (3.89)%        (8.34)%     (20.51)%    1.89%
----------------------------------------------------------------------------------------
  Class A without load 5      (8.09)%    1.96%         (6.51)%     (19.57)%    2.57%
----------------------------------------------------------------------------------------
  Class C with load 5         (9.32)%    0.24%         (7.20)%     (20.16)%    1.80%
----------------------------------------------------------------------------------------
  Class C without load 5      (8.40)%    1.24%         (7.20)%     (20.16)%    1.80%
----------------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
         THEIR ORIGINAL COST. FUNDS THAT CONCENTRATE IN ONE OR A GROUP
       OF INDUSTRIES MAY INVOLVE MORE RISKS THAN MORE DIVERSIFIED FUNDS,
      INCLUDING GREATER POTENTIAL FOR VOLATILITY. PERFORMANCE DATA CURRENT
              TO THE MOST RECENT MONTH-END, WHICH MAY BE LOWER OR
                      HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
          TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS VERSUS THE PSE
            TECHNOLOGY INDEX(R) AND THE LIPPER SCIENCE & TECHNOLOGY
                                 FUNDS AVERAGE


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                      PBHG                PSE           LIPPER SCIENCE & TECHNOLOGY
                   TECHNOLOGY &     TECHNOLOGY INDEX(R) 6        FUNDS AVERAGE 7
               COMMUNICATIONS FUND
                  -PBHG CLASS
9/30/95               10000              10000                      10000
10/31/95              10800              10057                       9897
11/30/95              11720              10210                      10012
12/31/95              11602               9919                       9549
1/31/96               11462              10154                       9478
2/29/96               12562              10451                       9982
3/31/96               12482               9899                       9683
4/30/96               14132              10901                      10773
5/31/96               15303              11005                      11198
6/30/96               14973              10244                      10455
7/31/96               13712               9456                       9480
8/31/96               14963              10038                      10030
9/30/96               16643              10945                      11099
10/31/96              16793              10780                      10953
11/30/96              17663              12243                      11940
12/31/96              17916              11954                      11635
1/31/97               18539              13217                      12396
2/28/97               16580              12659                      11324
3/31/97               14927              11955                      10481
4/30/97               15437              12365                      10813
5/31/97               18100              13861                      12276
6/30/97               18641              13958                      12394
7/31/97               20865              16113                      14043
8/31/97               20773              16092                      14080
9/30/97               22416              16638                      14758
10/31/97              19732              14929                      13480
11/30/97              19151              14971                      13370
12/31/97              18511              14392                      13050
1/31/98               17697              14981                      13389
2/28/98               19850              16819                      14936
3/31/98               20643              17151                      15329
4/30/98               21061              17820                      15963
5/31/98               19047              16410                      14806
6/30/98               20332              17164                      15989
7/31/98               19186              17121                      15720
8/31/98               16004              13912                      12606
9/30/98               17997              15881                      14278
10/31/98              18072              17683                      15357
11/30/98              20322              19647                      17303
12/31/98              23324              22319                      20101
1/31/99               28435              25591                      23118
2/28/99               25325              22967                      21009
3/31/99               30000              24724                      23335
4/30/99               31653              25599                      23949
5/31/99               30120              26347                      23695
6/30/99               34622              29839                      26562
7/31/99               34067              29662                      26313
8/31/99               36916              31189                      27670
9/30/99               37916              31233                      28431
10/31/99              45517              33074                      31456
11/30/99              54107              37846                      36596
12/31/99              80210              48396                      45738
1/31/2000             82496              47350                      44924
2/29/2000            117027              58153                      56878
3/31/2000            100197              57869                      54927
4/30/2000             81848              54187                      48589
5/31/2000             68637              49542                      42811
6/30/2000             93468              54868                      49537
7/31/2000             85195              51182                      47085
8/31/2000             99596              58310                      54129
9/30/2000             92089              51759                      48445
10/31/2000            74246              48413                      43359
11/30/2000            45137              40471                      32601
12/31/2000            45165              40596                      31835
1/31/2001             48379              45754                      35203
2/28/2001             34067              37410                      25811
3/31/2001             25853              33024                      21772
4/30/2001             31719              38400                      25945
5/31/2001             30000              37019                      24830
6/30/2001             28399              36213                      24576
7/31/2001             26102              34328                      22497
8/31/2001             21509              31568                      19651
9/30/2001             15787              25819                      15405
10/31/2001            18517              29899                      17817
11/30/2001            21942              33944                      20548
12/31/2001            21509              34336                      20744
1/31/2002             21378              34165                      20408
2/28/2002             17664              31375                      17642
3/31/2002             19409              34237                      19302
4/30/2002             16535              30258                      16961
5/31/2002             15039              29046                      15965
6/30/2002             12257              25676                      13826
7/31/2002             11181              22686                      12308
8/31/2002             10538              22400                      11954
9/30/2002              8806              19306                      10152
10/31/2002             9987              22525                      11860
11/30/2002            11562              25729                      13850
12/31/2002             9790              22958                      11979
1/31/2003              9606              22748                      11930
2/28/2003              9751              22890                      11996
3/31/2003              9593              22880                      11942
4/30/2003             10367              24930                      13157
5/31/2003             11575              28013                      14829
6/30/2003             11535              28211                      14923
7/31/2003             12073              29780                      15807
8/31/2003             13241              31689                      16998
9/30/2003             12716              30951                      16532
10/31/2003            14003              33395                      18260
11/30/2003            14121              34045                      18605
12/31/2003            14186              35037                      18636
1/31/2004             14869              36888                      19620
2/29/2004             14580              36552                      19281
3/31/2004             14134              35916                      18851
4/30/2004             13163              34493                      17450
5/31/2004             14042              35945                      18424
6/30/2004             14383              37011                      18774
7/31/2004             12821              33948                      16658
8/31/2004             12297              32801                      15945
9/30/2004            $13005             $34269                     $16712

1 The PBHG Technology & Communications Fund's total return is based on net change in NAV, assuming reinvestment of distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. Investors considering the PBHG Technology & Communications Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. The returns shown reflect past fee waiver and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. James M. Smith began co-managing the Fund on November 13, 2003. Michael S. Sutton, Jerome J. Heppelmann, and Raymond J. McCaffrey began co-managing the Fund on August 19, 2002.
2 The six month return has not been annualized.
3 The PBHG Technology & Communications Fund-PBHG Class commenced operations on
  September 29, 1995.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was (28.39)%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG Technology & Communication Fund-Class A and C shares commenced operations on September 30, 2003. The returns shown for Class A and C shares prior to their inception dates are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were (3.89)% and 0.24%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 1.96% and 1.24%, respectively.
6 For more information on the PSE Technology Index(R)please see the PBHG Funds
  Disclosure Notes on page 111.
7 The chart assumes $10,000 invested in the Lipper Science & Technology Funds
  Average at September 30, 1995. For more information on the Lipper Science & Technology Funds Average please see the PBHG Funds Disclosure Notes on page 111.
8 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure Notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CONSUMER CYCLICAL       1%
HEALTH CARE             5%
SERVICES                6%
TECHNOLOGY             85%
CASH                    3%

% of Total Portfolio Investments

TOP TEN COMMON STOCK HOLDINGS AT SEPTEMBER 30, 2004 8

Symantec                             2.8%
Qualcomm                             2.4%
Research In Motion                   2.2%
Yahoo                                2.2%
Microsoft                            2.1%
Nextel Communications, Cl A          2.0%
Veritas Software                     2.0%
Autodesk                             1.9%
International Business Machines      1.9%
First Data                           1.9%
-----------------------------------------------------------

Combined Top Ten Common Stock Holdings as a % of Total Portfolio Investments in Common Stock 21.4%

                                                                      PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.3%
CONSUMER CYCLICAL -- 1.1%
ENTERTAINMENT SOFTWARE -- 1.1%
Electronic Arts*                       66,000    $      3,035
                                                 ------------
                                                        3,035
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $3,312)                   3,035
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 5.2%
DIAGNOSTIC EQUIPMENT -- 0.7%
Gen-Probe*                             47,000           1,874
                                                 ------------
                                                        1,874
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.2%
Boston Scientific*                     71,400           2,837
Guidant                                 8,000             528
                                                 ------------
                                                        3,365
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.7%
Amgen*                                 23,600           1,338
Biogen Idec*                           11,400             697
Celgene*                               33,400           1,945
Genentech*                             67,600           3,543
                                                 ------------
                                                        7,523
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.6%
ImClone Systems*                       31,500           1,665
                                                 ------------
                                                        1,665
                                                 ------------
TOTAL HEALTH CARE (COST $11,446)                       14,427
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.4%
COMPUTER SERVICES -- 3.8%
DST Systems*                           54,100           2,406
Manhattan Associates*                 108,500           2,649
Perot Systems, Cl A*                   67,100           1,078
Sungard Data Systems*                 180,500           4,290
                                                 ------------
                                                       10,423
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.6%
eBay*                                  49,900           4,588
                                                 ------------
                                                        4,588
                                                 ------------
TOTAL SERVICES (COST $10,750)                          15,011
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 84.6%
APPLICATIONS SOFTWARE -- 7.6%
Citrix Systems*                        56,700             993
Infosys Technologies-ADR               73,400           4,154
Intuit*                                94,700           4,299
Microsoft                             199,700           5,522
Satyam Computer Services-ADR          134,000           3,098
Serena Software*                      174,200           2,914
                                                 ------------
                                                       20,980
--------------------------------------------------------------------------------

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.8%
webMethods*                           949,500    $      5,051
                                                 ------------
                                                        5,051
                                                 ------------
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 3.4%
Nextel Communications, Cl A*          226,000           5,388
Nextel Partners, Cl A*                123,300           2,044
Vimpel-Communications-ADR*             16,800           1,828
                                                 ------------
                                                        9,260
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.9%
Avid Technology*                       52,200           2,447
                                                 ------------
                                                        2,447
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 2.3%
Autodesk                              106,500           5,179
Parametric Technology*                210,400           1,111
                                                 ------------
                                                        6,290
--------------------------------------------------------------------------------
COMPUTERS -- 6.6%
Apple Computer*                        57,100           2,213
Dell Computer*                         79,500           2,830
International Business Machines        60,200           5,162
PalmOne*                               67,000           2,039
                                                 ------------
                                                       18,114
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.6%
Dot Hill Systems*                     174,500           1,399
EMC*                                  352,300           4,066
Network Appliance*                    133,200           3,064
Sandisk*                              142,700           4,155
                                                 ------------
                                                       12,684
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.6%
Lexmark International, Cl A*           53,000           4,453
                                                 ------------
                                                        4,453
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 7.2%
Automatic Data Processing             119,300           4,929
First Data                            118,300           5,146
Fiserv*                               129,300           4,507
Veritas Software*                     298,400           5,312
                                                 ------------
                                                       19,894
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.3%
Cognos*                               104,700           3,719
                                                 ------------
                                                        3,719
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.6%
Jabil Circuit*                         75,200           1,730
Sanmina-SCI*                          387,900           2,735
                                                 ------------
                                                        4,465
--------------------------------------------------------------------------------

            PBHG FUNDS

 PBHG TECHNOLOGY & COMMUNICATIONS FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                    Market
Description                           Shares      Value (000)
--------------------------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 12.1%
Applied Micro Circuits*               892,600    $      2,794
Broadcom, Cl A*                       106,700           2,912
Conexant Systems*                   1,193,934           1,922
Intel                                 166,400           3,338
International Rectifier*               53,600           1,838
Intersil, Cl A                        303,800           4,840
Microchip Technology                   53,400           1,433
Microsemi*                            224,500           3,165
Nvidia*                               163,700           2,377
Pixelworks*                           161,000           1,612
QLogic*                                73,200           2,167
Silicon Laboratories*                  45,200           1,496
Xilinx                                 25,800             697
Zoran*                                181,300           2,850
                                                 ------------
                                                       33,441
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.2%
Magma Design Automation*               36,900             557
                                                 ------------
                                                          557
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 0.6%
Adobe Systems                          31,700           1,568
                                                 ------------
                                                        1,568
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.3%
BMC Software*                         207,900           3,287
Oracle*                               389,600           4,395
SAP-ADR                                40,400           1,573
                                                 ------------
                                                        9,255
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.3%
eResearch Technology*                  60,875             812
                                                 ------------
                                                          812
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 1.0%
Infospace*                             60,400           2,862
                                                 ------------
                                                        2,862
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.4%
Avocent*                               45,900           1,195
                                                 ------------
                                                        1,195
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.7%
F5 Networks*                           67,000           2,041
                                                 ------------
                                                        2,041
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.1%
Check Point Software Technologies*     64,100           1,088
Symantec*                             133,800           7,343
                                                 ------------
                                                        8,431
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.1%
Cisco Systems*                        259,400           4,695
Juniper Networks*                     158,200           3,734
Polycom*                              149,500           2,963
                                                 ------------
                                                       11,392
                                                 ------------
--------------------------------------------------------------------------------

                                 Shares/Face        Market
Description                     Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 6.3%
Analog Devices                        110,600    $      4,289
Cypress Semiconductor*                284,600           2,516
Emulex*                               157,200           1,811
Integrated Device Technology*         306,700           2,923
Marvell Technology Group*             101,000           2,639
Maxim Integrated Products              76,900           3,252
                                                 ------------
                                                       17,430
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.1%
Applied Materials*                    290,000           4,782
KLA-Tencor*                            55,100           2,286
Lam Research*                          87,000           1,904
Varian Semiconductor Equipment
  Associates*                          80,300           2,481
                                                 ------------
                                                       11,453
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.6%
Altiris*                               53,600           1,696
                                                 ------------
                                                        1,696
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.6%
Plantronics*                           66,800           2,888
Tekelec*                               92,300           1,540
                                                 ------------
                                                        4,428
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.2%
Google*                                 2,300             298
Yahoo*                                172,700           5,856
                                                 ------------
                                                        6,154
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.1%
Motorola                              200,000           3,608
Nokia OYJ-ADR                         295,700           4,057
Qualcomm                              162,400           6,340
                                                 ------------
                                                       14,005
                                                 ------------
TOTAL TECHNOLOGY (COST $204,841)                      234,077
                                                 ------------
TOTAL COMMON STOCK (COST $230,349)                    266,550
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
Morgan Stanley 1.70%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $7,661,095 (collateralized by
   U.S. Government Obligations, ranging in
   par value $1,630,000-$6,255,000,
   0.00%, 12/17/04-03/16/05; total
   market value $7,818,895)(A)         $7,661           7,661
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $7,661)                7,661
                                                 ------------
TOTAL INVESTMENTS-- 99.1% (COST $238,010)             274,211
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.9%
Receivable for Investment Securities Sold               5,635
Payable for Administration Fees                           (34)
Payable for Distribution Fees                              (3)
Payable for Investment Advisory Fees                     (191)
Other Assets and Liabilities, Net                      (2,916)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                      2,491
                                                 ------------
NET ASSETS 100.0%                                $    276,702
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                           PBHG TECHNOLOGY & COMMUNICATIONS FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)


Description                                       Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $  2,711,794
Accumulated net investment loss                        (2,070)
Accumulated net realized loss on investments       (2,469,223)
Unrealized appreciation on investments                 36,201
                                                 ------------
NET ASSETS-- 100.0%                              $    276,702
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($263,541,469/26,599,840 SHARES)                    $9.91
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($13,059,040/1,329,736 SHARES)                      $9.82
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,006/5,162 SHARES)                              $9.88
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($9.88/94.25%)                                     $10.48
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($50,605/5,160 SHARES)                              $9.81
                                                 ------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 DWIGHT INTERMEDIATE FIXED INCOME FUND

DWIGHT INTERMEDIATE FIXED INCOME FUND (UNAUDITED)


           INVESTMENT FOCUS 6

                STYLE


    SHORT       MEDIUM     LONG                    M
|-----------|-----------|----------|               A
|           |           |          |               R
|           |           |          |               K
|           |     X     |          |  High         E
|           |           |          |               T
|           |           |          |
|-----------|-----------|----------|               C
|           |           |          |               A
|           |           |          |               P
|           |           |          |  Medium       I
|           |           |          |               T
|           |           |          |               A
|-----------|-----------|----------|               L
|           |           |          |               I
|           |           |          |               Z
|           |           |          |  Low          A
|           |           |          |               T
|           |           |          |               I
|-----------|-----------|----------|               O
                                                   N

Source: Liberty Ridge Capital, Inc.

                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------
                                                   One          Cumulative
                                   6              Year           Inception
                               Months 2          Return           to Date
-----------------------------------------------------------------------------------
  PBHG Class 2                  2.64%             5.16%           7.66%
-----------------------------------------------------------------------------------
  Class A with load 3          (2.33)%           (0.05)%          2.98%
-----------------------------------------------------------------------------------
  Class A without load 3        2.51%             4.88%           7.38%
-----------------------------------------------------------------------------------
  Classs C with load 3          1.23%             3.08%           6.57%
-----------------------------------------------------------------------------------
  Class C without load 3        2.23%             4.08%           6.57%
-----------------------------------------------------------------------------------

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
     THEIR ORIGINAL COST. FUNDS THAT INVEST IN HIGH-YIELDING, NON-INVESTMENT GRADE BONDS INVOLVE HIGHER RISK THAN FUNDS THAT INVEST SOLELY IN INVESTMENT
         GRADE BONDS. ADVERSE CONDITIONS MAY AFFECT THE ISSUER'S ABILITY
       TO MAKE TIMELY INTEREST AND PRINCIPAL PAYMENTS ON THESE SECURITIES.
             PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFFUNDS.COM.



           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
           IN THE DWIGHT INTERMEDIATE FIXED INCOME FUND - PBHG CLASS
               VERSUS THE LEHMAN INTERMEDIATE U.S. AGGREGATE BOND
     INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                 DWIGHT INTERMEDIATE      LEHMAN INTERMEDIATE      LIPPER INTERMEDIATE
                    FIXED INCOME            US AGGREGATE        INVESTMENT GRADE DEBT
                  FUND-PBHG CLASS           BOND INDEX 5           FUNDS AVERAGE 5
7/31/2003               10000                  10000                     10000
8/31/2003               10129                  10043                     10063
9/30/2003               10364                  10265                     10319
10/31/2003              10330                  10193                     10236
11/30/2003              10380                  10210                     10264
12/31/2003              10488                  10308                     10362
1/31/2004               10593                  10375                     10438
2/29/2004               10668                  10474                     10533
3/31/2004               10619                  10542                     10608
4/30/2004               10589                  10315                     10356
5/31/2004               10560                  10279                     10307
6/30/2004               10653                  10334                     10353
7/31/2004               10742                  10424                     10444
8/31/2004               10872                  10595                     10623
9/30/2004              $10899                 $10613                    $10651

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial advisor. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the Dwight Intermediate Fixed Income Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing. Prior to July, 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.
2 The six month return has not been annualized.
3 The Dwight Intermediate Fixed Income Fund-PBHG Class commenced operations on
  July 31, 2003.
4 The Dwight Intermediate Fixed Income Fund-Class A and C shares commenced operations on July 31, 2003. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 4.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 2.98% and 6.57%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 7.38% and 6.57%, respectively.
5 For more information on the Lehman Intermediate U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average please see the PBHG Funds Disclosure Notes on page 111.
6 For more information on the Investment Focus and Top Ten Holdings please see the PBHG Funds Disclosure notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Asset-Backed Securities          27%
Cash                             30%
Commercial Mortgages              7%
Corporate Bonds                  18%
Residential Mortgages-Agency     17%
U.S. Treasury Obligations         1%

% of Total Portfolio Investments

TOP TEN FIXED INCOME HOLDINGS AT SEPTEMBER 30, 2004 6

Federal National Mortgage Association
  15 year TBA, 5.500%, 10/14/34                            8.2%
Federal Home Loan Mortgage Corporation
  30 year TBA, 5.500%, 10/14/34                            5.6%
Federal National Mortgage Association
  30 year TBA, 5.000%, 10/15/34                            5.5%
Federal National Mortgage Association
  15 year TBA, 4.500%, 10/15/34 4.7%
Chase USA Master Trust, Ser 2000-1,
   Cl A 7.490%, 08/17/09                                   2.5%
Aircraft Certificate Owner Trust ABS,
  Private Placement 144A,
  Ser 2003-1A, Cl B 4.725%, 09/20/22                       2.4%
Metris Master Trust, Ser 2002-4, Cl A 2.191%, 05/20/11     2.4%
Delta Air Lines, Ser 2002-1, 6.718%, 01/02/23              2.2%
Residential Asset Mortgage Products, Ser 2004-RS4,
  Cl AI3 4.003%, 01/25/30                                  2.0%
Mortgage Capital Funding CMO, Ser 1998-MC1, Cl C
  6.947%, 03/18/30                                         1.7%
--------------------------------------------------------------------------------

Combined Top Ten Fixed Income Holdings as a % of
Total Portfolio Investments in Fixed Income Holdings      37.2%

                                                                      PBHG FUNDS

                                           DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------

RESIDENTIAL MORTGAGES-AGENCY -- 21.9%
Federal Home Loan Mortgage
   Corporation 30 year TBA
   5.500%, 10/14/34                      $350    $        355
Federal Home Loan Mortgage Corporation
   Structured Pass Through CMO,
   Ser H010, Cl A2
   2.028%, 04/15/10                        62              61
Federal Home Loan Mortgage Corporation
   Structured Pass Through, Ser H005, Cl A2
   2.550%, 08/15/07                         5               5
Federal National Mortgage Association
   15 year TBA
   5.500%, 10/14/34                       500             517
   4.500%, 10/15/34                       300             299
Federal National Mortgage Association
   30 year TBA
   5.000%, 10/15/34                       350             346
                                                 ------------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $1,581)        1,583
                                                 ------------
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES-- 8.7%
Banc of America Commercial Mortgage,
   Ser 2000-1, Cl A1A
   7.109%, 11/15/31                        65              70
DLJ Commercial Mortgage CMO,
   Ser 2000-CF1, Cl A1B
   7.620%, 06/10/33                        50              58
GMAC Commercial Mortgage Securities,
   Ser 1991-C1, Cl A1
   5.830%, 05/15/33                        41              42
GMAC Commercial Mortgage Securities,
   Ser 1999-C3, Cla A1A
   6.970%, 08/15/36                        37              38
JP Morgan Commercial Mortgage Finance,
   Ser 1998-C6, Cl B
   6.735%, 01/15/30                        50              55
Keycorp, Ser 2000-C1, Cl A1
   7.617%, 05/17/32                        28              31
Lehman Brothers-UBS Commercial
   Mortgage Trust, Ser 2002-C7, Cl A2
   3.899%, 12/15/26                        25              25
Morgan Stanley Capital CMO,
   Ser 1998-HF2, Cl A1
   6.010%, 11/15/30                        22              23
Morgan Stanley Capital CMO,
   Ser 1998-XL1, Cl A1
   6.220%, 06/03/30                        19              19
Morgan Stanley Capital CMO,
   Ser 1999-FNV1, Cl D
   7.030%, 03/15/31                        67              74
Morgan Stanley Captial CMO,
   Ser 1997-XL1, Cl A1
   6.590%, 10/03/30                         2               2
Morgan Stanley Dean Witter Capital,
   Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                        56              61
Mortgage Capital Funding CMO,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                       100             110
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERICAL MORTGAGES-- CONTINUED
Nationslink Funding Corporation,
   Ser 1999-1, Cl 2
   6.316%, 01/20/31                    $   19    $         21
                                                 ------------
TOTAL COMMERICAL MORTGAGES (COST $590)                    629
                                                 ------------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 33.5%
AUTO & TRANSPORTATION -- 6.1%
Chase Manhattan Auto Owner
   Trust ABS, Ser 2003-A, Cl A4
   2.060%, 12/15/09                        55              54
Daimler Chrysler Auto Trust,
   Ser 2001-A, Cl A4
   5.400%, 03/06/06                        20              20
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                        50              51
Ford Credit Auto Owner Trust ABS,
   Ser 2003-A, Cl A2A
   1.620%, 08/15/05                         9               9
Harley Davidson Motorcycle Trust
   ABS, Ser 2001-2, Cl A2
   4.720%, 06/15/09                        38              39
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                        85              87
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A1
   1.560%, 05/15/07                        21              21
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                        75              75
MFN Auto Receivables Trust,
   Private Placement 144A,
   Ser 2001-A, Cl A2
   5.070%, 06/15/07                         5               5
Mitsubishi Motors Credit of America,
   Ser 2001-2, Cl A4
   2.010%, 07/15/06                        54              53
Volkswagen Auto Lease Trust ABS,
   Ser 2002-A, Cl A4
   2.750%, 12/20/07                        25              25
                                                 ------------
                                                          439
--------------------------------------------------------------------------------
CREDIT CARD -- 6.7%
Bank One Issuance Trust,
   Ser 2002-A4, Cl A4
   2.940%, 06/16/08                        19              19
Chase USA Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                       155             157
Citibank Omni-S Master Trust,
   Ser 2000-2, Cl A
   6.750%, 09/16/09                        17              18
Household Affinity Credit Card Master,
   Ser 2003-2, Cl A
   2.180%, 02/15/08                       100              99
--------------------------------------------------------------------------------

            PBHG FUNDS

 DWIGHT INTERMEDIATE FIXED INCOME FUND

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CREDIT CARD-- CONTINUED
MBNA Credit Card Master Note Trust,
   Ser 2001-C3, Cl C3
   6.550%, 12/15/08                    $   40    $         42
Metris Master Trust,
   Ser 2002-4, Cl A
   2.191%, 05/20/11                       150             150
                                                 ------------
                                                          485
--------------------------------------------------------------------------------
EQUIPMENT -- 5.7%
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl B
   4.725%, 09/20/22                       150             152
Aircraft Certificate Owner Trust ABS,
   Ser 2003-1A, Cl C
   5.551%, 09/20/22                        50              51
Aircraft Certificate Owner Trust ABS,
   Private Placement 144A,
   Ser 2003-1A, Cl D
   6.455%, 09/20/22                        75              76
CNH Equipment Trust ABS,
   Ser 2003-A, Cl A4B
   2.570%, 09/15/09                        32              32
John Deere Owner Trust ABS,
   Ser 2003-A, Cl A4
   2.440%, 06/15/10                        91              90
Textron Financial Corporation
   Receivables, Private Placement 144A,
   Ser 2000-B, Cl A3
   6.990%, 03/15/06                        12              12
                                                 ------------
                                                          413
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 13.0%
Aames Mortgage Trust, Ser 2000-1, Cl A4F
   7.760%, 01/25/29                         7               7
Centex Home Equity, Ser 2001-A, Cl A6
   6.250%, 04/25/31                        68              70
Centex Home Equity, Ser 2003-C, Cl AF3
   3.690%, 03/25/28                        20              20
Chase Funding Mortgage Loan Association ABS,
   Ser 2003-4, Cl 1A3
   2.734%, 09/25/24                        30              30
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5
   6.710%, 05/25/31                        10              10
Citifinancial Mortgage Securities,
   Ser 2003-2, Cl AF2
   2.126%, 05/25/33                        80              79
Contimortgage Home Equity Loan
   Trust ABS, Ser 1998-2, Cl A7
   6.570%, 03/15/23                        21              21
Countrywide Asset Backed Certificates
   ABS, Ser 2003-5, Cl AF2
   3.042%, 04/25/25                        85              85
Countrywide Asset Backed Certificates ABS,
   Ser 2003-S2, Cl A2
   3.438%, 12/25/18                        30              30
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Countrywide Asset Backed Certificates,
   Ser 2003-5,  Cl MF2
   5.959%, 11/25/33                      $100    $        103
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                        31              31
Federal Home Loan Mortgage
   Corporation Structured Pass
   Through ABS, Ser T-29, Cl A1
   1.890%, 09/15/26                        67              67
Federal National Mortgage Association
   Whole Loan ABS, Ser 2002-W2, Cl AF4
   5.900%, 05/25/31                        18              18
First Union-Chase Commercial
   Mortgage CMO, Ser 1999-C2, Cl A1
   6.363%, 06/15/31                        18              19
Government National Mortgage
   Association CMO, Ser 2003-47, Cl A
   2.848%, 06/16/18                        18              18
Long Beach Mortgage Loan
   Trust ABS, Ser 2004-1, Cl A3
   2.140%, 02/25/34                        19              19
Merrill Lynch Mortgage Investors ABS,
   Ser 2004-SL1, Cl A
   2.100%, 04/25/35                        47              46
Merrill Lynch Mortgage Investors CMO,
   Ser 1996-C1, Cl A3
   7.420%, 04/25/28                        31              31
Residential Asset Mortgage Products,
   Ser 2004-RS4, Cl AI3
   4.003%, 01/25/30                       130             129
Residential Asset Securities ABS,
   Ser 2003-KS10, Cl AI2
   2.710%, 05/25/26                        45              45
Residential Asset Securities,
   Ser 2000-KS1, Cl AI4
   8.040%, 10/25/28                         9               9
Residential Asset Securities,
   Ser 3002-KS3, Cl AI6
   5.960%, 09/25/31                        50              52
                                                 ------------
                                                          939
--------------------------------------------------------------------------------
INFRASTRUCTURE -- 1.9%
California Infrastructure, Ser 1997-1, Cl A6
   6.380%, 09/25/08                        67              69
Comed Transitional Funding
   Trust ABS, Ser 1998-1, Cl A6
   5.630%, 06/25/09                        63              66
                                                 ------------
                                                          135
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.1%
Access Financial, Manufacturing
   Housing Contract Trust, Ser 1995-1, Cl A3
   7.100%, 05/15/21                         8               9
                                                 ------------
                                                            9
                                                 ------------
TOTAL ASSET-BACKED SECURITIES (COST $2,438)             2,420
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                           DWIGHT INTERMEDIATE FIXED INCOME FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                        Face         Market
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- 22.8%
American Airlines
   3.857%, 07/09/10                     $  92    $         91
American West Airlines, Ser 2001-1
   7.100%, 04/02/21                        87              94
Arcel Finance, Private Placement 144A
   7.048%, 09/01/11                        50              52
Banco Bradesco, Private Placement 144A
   8.750%, 10/24/13                       100             104
Bear Sterns
   5.700%, 11/15/14                        50              53
Brasil Telecom, Private Placement 144A
   9.375%, 02/18/14                        80              84
Continental Airlines, Ser 2002-1, Cl G2
   6.563%, 02/15/12                       100             107
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                       133             137
GE Global Insurance Holdings
   7.500%, 06/15/10                        50              57
General Electric Capital Corporation MTN
   5.450%, 01/15/13                        50              53
General Motors Acceptance Corporation
   6.875%, 08/28/12                        50              52
Hutchison Whamp International,
   Private Placemant 144A
   6.500%, 02/13/13                       100             105
Indymac Home Equity Loan,
   Ser 2001-A, Cl AF6
   6.537%, 11/25/30                        17              17
International Lease Finance Corporation
   4.500%, 05/01/08                        50              52
Kingsway America, Private Placement 144A
   7.500%, 02/01/14                        50              52
Liberty Media Corporation
   7.875%, 07/15/09                        50              56
   5.700%, 05/15/13                        50              50
NBD Bank National Michigan
   8.250%, 11/01/24                        25              31
Northwest Airlines, Ser 1999-1A
   6.810%, 02/01/20                        85              75
Northwest Airlines, Ser 2002-1, Cl G2
   6.264%, 11/20/21                        49              50
Ohio Powers, Private Placement 144A, Ser F
   5.500%, 02/15/13                        50              52
Pemex Project Master Trust
   8.625%, 02/01/22                        50              57
Pepco Holdings
   6.450%, 08/15/12                        50              54
Petrozuata Finance, Private Placement 144A
   7.630%, 04/01/09                        24              25
Sprint Capital Corporation
   8.375%, 03/15/12                        50              61
Zions Bancorp
   6.000%, 09/15/15                        20              21
                                                 ------------
TOTAL CORPORATE BONDS (COST $1,590)                     1,642
                                                 ------------
--------------------------------------------------------------------------------

                                        Face        Market
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.7%
U.S. Treasury Bill
   1.310%, 10/14/04(B)(C)            $      4    $          4
U.S. Treasury Note
   4.750%, 05/15/14                        40              42
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $45)                 46
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 37.9%
Morgan Stanley 1.55%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $2,736,509 (collateralized by
   U.S. Government Obligatons, par value
   $8,653,321, 6.75%, 08/15/26;
   total market value $2,791,129)(A)    2,736           2,736
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,736)                2,736
                                                 ------------
TOTAL INVESTMENTS-- 125.5% (COST $8,980)                9,056
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (25.5)%
Receivable from Investment Advisor                          3
Payable for Administration Fees                            (1)
Payable for Investment Securities Purchased            (1,896)
Other Assets and Liabilities, Net                          55
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                     (1,839)
                                                 ------------
NET ASSETS-- 100.0%                              $      7,217
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $      7,006
Accumulated net realized gain on investments              135
Unrealized appreciation on investments                     76
                                                 ------------
NET ASSETS-- 100.0%                              $      7,217
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($7,095,134/683,062 SHARES)                         $10.39
                                                 ------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($54,507/5,247 SHARES)                              $10.39
                                                 ------------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.39/95.25%)                                     $10.91
                                                 ------------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($67,499/6,498 SHARES)                              $10.39
                                                 ------------

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normaly to qualified institutional buyers. At September 30, 2004, these securities amounted to a value of $719,000 representing 10.0% of net assets.
(A) -- Tri-party repurchase agreement
(B) -- Zero Coupon Security, rate reflected is the effective yield at time of purchase.
(C) -- Security has been pledged as collateral for open futures contracts.
ABS -- Asset-Backed Security
Cl -- Class
CMO -- Collateralized Mortgage Obligation
MTN -- Medium-Term Note
Ser -- Series
TBA -- Security traded under delayed delivery commitments settling after September 30, 2004. Income on this security will not be earned until settlement date.
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG IRA CAPITAL PRESERVATION FUND

PBHG IRA CAPITAL PRESERVATION FUND (UNAUDITED)

                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004

                                         One     Annualized   Annualized  Annualized
                             6          Year       3 Year       5 Year     Inception
                          Months 2     Return      Return       Return      to Date
-----------------------------------------------------------------------------------------
  PBHG Class 3            1.11%         2.77%        3.79%       4.91%       4.94%
-----------------------------------------------------------------------------------------
  AdvisorClass 4          1.00%         2.58%        3.66%       4.74%       4.76%
-----------------------------------------------------------------------------------------
  Class A with load 5     1.00)%        0.47%        2.77%       4.25%       4.29%
-----------------------------------------------------------------------------------------
  Class A without load 5  0.98%         2.48%        3.45%       4.66%       4.70%
-----------------------------------------------------------------------------------------
  Class C with load 5     0.27)%        0.97%        2.77%       3.94%       3.97%
-----------------------------------------------------------------------------------------
  Class C without load 5  0.73%         1.97%        2.77%       3.94%       3.97%
-----------------------------------------------------------------------------------------

           INVESTMENT FOCUS 7

                MATURITY


    SHORT   INTERMEDIATE   LONG                    Q
|-----------|-----------|----------|               U
|           |           |          |               A
|           |           |          |               L
|     X     |           |          |  High         I
|           |           |          |               T
|           |           |          |               Y
|-----------|-----------|----------|
|           |           |          |
|           |           |          |
|           |           |          |  Medium
|           |           |          |
|           |           |          |
|-----------|-----------|----------|
|           |           |          |
|           |           |          |
|           |           |          |  Low
|           |           |          |
|           |           |          |
|-----------|-----------|----------|


Source: Liberty Ridge Capital, Inc.

     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

                            COMPARISON OF CHANGE IN
                    THE VALUE OF A $10,000 INVESTMENT IN THE
                      PBHG IRA CAPITAL PRESERVATION FUND -
                     PBHG CLASS VERSUS THE RYAN 5-YEAR GIC
                       MASTER INDEX AND THE LIPPER MONEY
                                     MARKET
                                 FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                    PBHG IRA CAPITAL     RYAN 5-YEAR         LIPPER MONEY MARKET
            PRESERVATION FUND-PBHG CLASS GIC MASTER INDEX 6     FUNDS AVERAGE 6
8/31/99                   10000             10000                 10000
9/30/99                   10055             10053                 10037
10/31/99                  10112             10106                 10076
11/30/99                  10166             10159                 10115
12/31/99                  10224             10212                 10158
1/31/2000                 10279             10264                 10201
2/29/2000                 10331             10317                 10241
3/31/2000                 10386             10370                 10285
4/30/2000                 10441             10422                 10330
5/31/2000                 10499             10475                 10377
6/30/2000                 10555             10528                 10425
7/31/2000                 10613             10581                 10476
8/31/2000                 10674             10634                 10527
9/30/2000                 10738             10688                 10577
10/31/2000                10799             10741                 10629
11/30/2000                10857             10795                 10679
12/31/2000                10917             10848                 10731
1/31/2001                 10978             10902                 10781
2/28/2001                 11032             10956                 10823
3/31/2001                 11098             11010                 10867
4/30/2001                 11154             11064                 10905
5/31/2001                 11209             11118                 10940
6/30/2001                 11263             11171                 10970
7/31/2001                 11319             11225                 11000
8/31/2001                 11377             11279                 11027
9/30/2001                 11430             11332                 11052
10/31/2001                11484             11385                 11072
11/30/2001                11532             11438                 11087
12/31/2001                11577             11490                 11100
1/31/2002                 11621             11543                 11111
2/28/2002                 11665             11595                 11121
3/31/2002                 11711             11647                 11131
4/30/2002                 11753             11699                 11141
5/31/2002                 11800             11751                 11151
6/30/2002                 11844             11802                 11162
7/31/2002                 11887             11854                 11172
8/31/2002                 11930             11905                 11180
9/30/2002                 11974             11955                 11189
10/31/2002                12021             12006                 11198
11/30/2002                12064             12056                 11206
12/31/2002                12107             12106                 11213
1/31/2003                 12149             12155                 11219
2/28/2003                 12185             12204                 11223
3/31/2003                 12224             12253                 11229
4/30/2003                 12260             12313                 11233
5/31/2003                 12297             12372                 11238
6/30/2003                 12331             12431                 11242
7/31/2003                 12365             12490                 11246
8/31/2003                 12399             12549                 11249
9/30/2003                 12433             12607                 11252
10/31/2003                12467             12667                 11256
11/30/2003                12501             12726                 11259
12/31/2003                12536             12785                 11262
1/31/2004                 12571             12844                 11266
2/29/2004                 12603             12903                 11269
3/31/2004                 12637             12961                 11273
4/30/2004                 12668             13019                 11276
5/31/2004                 12700             13078                 11279
6/30/2004                 12729             13137                 11283
7/31/2004                 12753             13194                 11287
8/31/2004                 12767             13251                 11293
9/30/2004                $12778            $13308                $11300

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For performance information regarding other share classes please consult your financial adviser. At a meeting held on October 1, 2004, shareholders of the PBHG IRA Capital Preservation Fund approved the change of the Fund's investment objective into a fund which seeks to provide high income managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. The Fund's main investment strategies were modified accordingly. Effective as of October 19, 2004, the Fund's name has been changed to the Dwight Short Term Fixed Income Fund and the Fund began investing in accordance with its new investment objective. The Fund's past performance, therefore, will not be indicative of how the Fund will perform under its new investment objective. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Had the expense waiver not been in effect, the 30 day yield for the PBHG Class and Advisor Class would have been 3.82% and 3.14%, respectively. Investors considering the Dwight Short Term Fixed Income Fund should have a long-term investment horizon. Diversification does not assure a profit or protect against a loss in declining markets. This information should be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing.
2 The six month return has not been annualized.
3 The PBHG IRA Capital Preservation Fund-PBHG Class commenced operations on
  August 31, 1999.
4 The performance shown for the Advisor Class prior to its inception on July 31, 2002, is based on the historical performance of the PBHG Class shares adjusted to reflect the 0.25% service (12b-1) fee applicable to the Advisor Class shares as noted below. The Fund's Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses. The average annual total return of the Advisor Class from its inception date to September 30, 2004 was 3.14%. Advisor Class shares are only available to certain eligible investors. Please see the appropriate prospectus and statement of additional information for a more complete explanation.
5 The PBHG IRA Capital Preservation Fund-Class A and C shares commenced operations on July 31, 2003. The returns shown for Class A and C shares prior to their inception date are based on the historical performance of the Fund's PBHG Class shares adjusted to reflect applicable sales charges and the higher service and distribution fees (12b-1) applicable to the Class A and C shares as noted below. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Fund offers Class A, Class C, PBHG Class and Advisor Class shares. Class A shares have a current maximum up-front sales charge of 2.00% and are subject to an annual service fee of 0.25%. Class C shares are subject to an aggregate annual distribution and service fee of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months. The average annual total returns of the Class A and Class C, with loads, from their inception date to September 30, 2004 were 0.83% and 1.40%, respectively. The average annual total returns of the Class A and Class C, without loads, from their inception date to September 30, 2004 were 2.56% and 2.05%, respectively.
6 For more information on the Ryan 5-Year GIC Master Index and the Lipper Money
  Market Funds Average please see the PBHG Funds Disclosure Notes on page 111.
7 For more information on the Investment Focus please see the PBHG Funds
  Disclosure notes on page 112.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CASH              100%

% of Total Portfolio Investments

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                       Face         Market
Description                        Amount (000)   Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 102.3%
UBSWarburg LLC 1.74%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $938,705,082 (collateralized by
   U.S. Government Obligations, ranging in
   par value $525,000-$347,405,000,
   0.00%-13.25%, 10/01/04-05/15/30;
   total market
   value $957,485,683)(A)                $938,705 $   938,705
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $938,705)            938,705
                                                  -----------
TOTAL INVESTMENTS-- 102.3% (COST $938,705)            938,705
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.3)%
Payable for Administration Fees                          (140)
Payable for Distribution Fees                              (2)
Payable for Capital Shares Redeemed                   (19,941)
Other Assets and Liabilities, Net                        (582)
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES                    (20,665)
                                                  -----------
NET ASSETS-- 100.0%                               $   918,040
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)                $   913,833
Undistributed net investment income                     1,751
Accumulated net realized gain on investments            2,456
                                                  -----------
NET ASSETS-- 100.0%                               $   918,040
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($911,967,825/91,211,066 SHARES)                    $10.00
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- ADVISOR CLASS
   ($5,969,503/596,845 SHARES)                         $10.00
                                                  -----------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A
   ($51,587/5,159 SHARES)                              $10.00
                                                  -----------
MAXIMUM OFFERING
   PRICE PER SHARE -- CLASS A
   ($10.00/98.00%)                                     $10.20
                                                  -----------
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C+
   ($51,290/5,130 SHARES)                              $10.00
                                                  -----------

+ Class C shares have a contingent deferred sales charge.
  For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
LLC -- Limited Liability Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

 PBHG CASH RESERVES FUND

PBHG CASH RESERVES FUND (UNAUDITED)

                AVERAGE ANNUAL TOTAL RETURN 1 AS OF SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------
                                          One     Annualized  Annualized  Annualized
                               6         Year       3 Year      5 Year     Inception
                           Months 2     Return      Return      Return      to Date
--------------------------------------------------------------------------------------
  PBHG Class 3               0.20%       0.36%       0.74%        2.49%       3.65%
--------------------------------------------------------------------------------------


     THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL
 FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END,
           WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE
           BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM.

                          COMPARISON OF TOTAL RETURN,
           AS OF SEPTEMBER 30, 2004 FOR THE PBHG CASH RESERVES FUND,
                  VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

PBHG CASH RESERVES FUND SIX MONTHS                    0.20%
LIPPER MONEY MARKET FUNDS AVERAGE 4 SIX MONTHS        0.25%

1 Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns shown reflect past fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. The yield for the Fund more closely reflects the current earnings of the Fund than its total return. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. This information must be preceded or accompanied by a prospectus. The prospectus contains important information, including information about the fund's investment objective, risks, charges and expenses and should be read carefully and considered before investing.
2 The six month return has not been annualized.
3 The PBHG Cash Reserves Fund commenced operations on April 4, 1995.
4 For more information on the Lipper Money Market Funds Average please see the PBHG Funds Disclosure Notes on page 111.

ASSET WEIGHTINGS AT SEPTEMBER 30, 2004

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Cash                          14%
Certificates of Deposit        5%
Commercial Paper              59%
Government Bond               22%

% of Total Portfolio Investments

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 13.0%
Credit Suisse First Boston(B)
   1.830%, 12/16/04                    $1,200    $      1,200
Svenska Handelsbanken NY
   1.230%, 10/12/04                     1,600           1,600
Wells Fargo
   1.770%, 10/21/04                     1,300           1,300
Westdeutsche Landesbank
   1.320%, 01/27/05                     1,000           1,000
Wilmington Trust(B)
   1.780%, 10/28/04                     1,300           1,300
                                                 ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $2,600)             6,400
                                                 ------------
--------------------------------------------------------------------------------
COMMERICAL PAPER -- 51.2%
Abbey National(B)
   1.826%, 11/23/04                     1,000             997
Bank of America(B)
   1.879%, 12/20/04                     1,200           1,195
Cafco LLC(B)
   1.783%, 11/03/04                     1,000             998
CBA Finance(B)
   1.738%, 12/03/04                     1,000             997
Chase Manhattan(B)
   1.700%, 05/11/05                       450             450
Coca-Cola Enterprises(B)
   1.773%, 10/28/04                     1,000             999
CRC Funding LLC(B)
   1.594%, 10/12/04                       750             750
Danske(B)
   1.525%, 10/06/04                     1,300           1,300
Delaware Funding(B)
   1.682%, 10/08/04                     1,000           1,000
Diageo Capital Plc(B)
   1.763%, 10/22/04                     1,000             999
Edison Asset Securitization(B)
   1.808%, 12/09/04                     1,000             996
Falcon Asset Securitization(B)
   1.783%, 10/27/04                     1,000             999
Fleet Funding(B)
   1.712%, 10/15/04                     1,000             999
Galaxy Funding(B)
   1.667%, 11/18/04                     1,000             998
General Electric Capital(B)
   1.667%, 11/17/04                     1,500           1,497
Greyhawk Funding(B)
   1.848%, 12/13/04                     1,200           1,195
International Lease Finance(B)
   1.716%, 11/16/04                     1,300           1,297
Jupiter Securitization(B)
   1.771%, 10/05/04                     1,000           1,000
Mont Blanc Capital(B)
   1.657%, 11/15/04                     1,000             998
Morgan Stanley(B)
   1.783%, 10/26/04                     1,000             999
New York Life Capital(B)
   1.762%, 10/18/04                     1,300           1,299
Park Avenue Receivable(B)
   1.783%, 10/22/04                     1,000             999
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
COMMERICAL PAPER-- CONTINUED
Preferred Receivables Funding(B)
   1.782%, 10/12/04                    $1,000    $        999
Yale University(B)
   1.705%, 11/02/04                     1,300           1,298
                                                 ------------
TOTAL COMMERCIAL PAPER (COST $29,058)                  25,258
                                                 ------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 21.6%
Federal Home Loan Bank
   1.660%, 05/16/05                       270             270
   1.625%, 04/15/05                     1,500           1,503
   1.500%, 03/01/05                       700             700
   1.420%, 11/10/04 (B)                   750             749
Federal Home Loan Mortgage Corporation
   1.610%, 11/09/04                     1,200           1,198
   1.200%, 12/29/04 (B)                 1,000             997
Federal National Mortgage Association
   1.700%, 12/15/04                       800             797
   1.610%, 11/10/04 (B)                 2,300           2,296
   1.610%, 05/13/05                       135             135
   1.470%, 11/12/04 (B)                   500             499
   1.375%, 02/14/05                       800             800
   1.260%, 11/03/04 (B)                   700             699
                                                 ------------
TOTAL U.S. GOVERNMENT BONDS (COST $10,643)             10,643
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.2%
Goldman Sachs 1.89%, dated 09/30/04, to be
   repurchased on 10/01/04, repurchase
   price $7,000,368 (collateralized by
   U.S. Government Obligations, par value
   $7,760,222, 5.00%, 03/01/34;
   total market value $7,140,000)(A)    7,000           7,000
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $7,000)                7,000
                                                 ------------
TOTAL INVESTMENTS-- 100.0% (COST $49,301)              49,301
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.0)%
Payable for Administration Fees                            (6)
Payable for Investment Advisory Fees                      (12)
Other Assets and Liabilities, Net                          14
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                         (4)
                                                 ------------
NET ASSETS-- 100.0%                              $     49,297
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)               $     49,306
Accumulated net realized loss on investments               (9)
                                                 ------------
NET ASSETS-- 100.0%                              $     49,297
                                                 ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- PBHG CLASS
   ($49,296,533/49,301,590 SHARES)                    $  1.00
                                                 ------------

(A) -- Tri-party repurchase agreement
(B) -- Discount Note, rate reflected is the effective yield at the time of purchase.
LLC -- Limited Liability Company
Plc -- Public Limited Company
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

            PBHG FUNDS

STATEMENTS OF OPERATIONS (000) (UNAUDITED)
-----------------------------------------

For the six months ended September 30, 2004

                                       ------------              ----------------          ------------             ------------

                                            PBHG                                               PBHG                    PBHG
                                          EMERGING                    PBHG                     LARGE                 LARGE CAP
                                           GROWTH                    GROWTH                   CAP 20                  GROWTH
                                            FUND                      FUND                     FUND                    FUND
                                       ------------              ----------------          ------------             ------------
                                           4/1/04                    4/1/04                   4/1/04                  4/1/04
                                             to                        to                       to                      to
                                           9/30/04                   9/30/04                  9/30/04                 9/30/04
                                       ------------              ----------------          ------------             ------------
INVESTMENT INCOME:
     Dividends                            $     66                 $    995                  $   241                  $   531
     Interest                                   16                       91                       62                       27
     Less: Foreign Taxes Withheld               --                       (3)                      (6)                      (9)
                                          --------                 --------                  -------                  -------
       Total Investment Income                  82                    1,083                      297                      549
                                          --------                 --------                  -------                  -------
EXPENSES:
     Investment Advisory Fees                  984                    3,795                      871                      657
     Administrative Fees                       174                      670                      154                      132
     Service Fees
         Advisor Class                          --                       20                       --                        1
         Class A                                --                       --                       --                       --
         Class C                                --                       --                       --                       --
     Transfer Agent Fees                       413                    1,478                      346                      269
     Printing Fees                              53                      207                       45                       39
     Registration and Filing Fees               51                       59                       33                       34
     Professional Fees                          24                       89                       24                       18
     Website Fees                               10                       38                        8                        7
     Custodian Fees                              9                        7                        5                        5
     Directors' Fees                             6                       15                        5                        4
     Miscellaneous Fees                          4                        3                        2                       --
                                          --------                 --------                  -------                  -------
       TOTAL EXPENSES                        1,728                    6,381                    1,493                    1,166
                                          --------                 --------                  -------                  -------
     Waiver of Investment Advisory Fees         --                       --                       --                       --
     Expense Reduction 1                        (2)                      (5)                      (1)                      (1)
                                          --------                 --------                  -------                  -------
       Net Expenses                          1,726                    6,376                    1,492                    1,165
                                          --------                 --------                  -------                  -------
     NET INVESTMENT INCOME (LOSS)           (1,644)                  (5,293)                  (1,195)                    (616)
                                          --------                 --------                  -------                  -------
     Net Realized Gain (Loss) from
       Security Transactions                 4,279                   25,069                    1,215                    3,888
     Net Realized Gain on Futures               --                       --                       --                       --
     Net Change in Unrealized
       Depreciation on Investments         (34,741)                (107,129)                  (8,979)                  (9,988)
     Net Change in Unrealized
       Depreciation on Futures                  --                       --                       --                       --
                                          --------                 --------                  -------                  -------
     NET REALIZED AND UNREALIZED LOSS
       ON INVESTMENTS                      (30,462)                 (82,060)                  (7,764)                  (6,100)
                                          --------                 --------                  -------                  -------
     DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                    $(32,106)                $(87,353)                 $(8,959)                 $(6,716)
                                          ========                 ========                  =======                  =======



1. All expense reductions are for transfer agent expenses. See Note 2 on page
96.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                                        ------------       ---------------       --------------      ------------        ----------
                                                                PBHG
                                           PBHG               STRATEGIC             ANALYTIC
                                          SELECT                SMALL             DISCIPLINED            PBHG               PBHG
                                          GROWTH               COMPANY              EQUITY              FOCUSED           LARGE CAP
                                           FUND                 FUND                 FUND                FUND               FUND
                                        ------------       ---------------       --------------      ------------        ----------
                                          4/1/04               4/1/04               4/1/04              4/1/04             4/1/04
                                            to                   to                   to                  to                 to
                                          9/30/04              9/30/04              9/30/04             9/30/04            9/30/04
                                        ------------       ---------------       --------------      ------------        ----------
INVESTMENT INCOME:
     Dividends                          $    167              $    61              $   586            $    93             $ 1,431
     Interest                                 41                   12                   11                  4                  14
     Less: Foreign Taxes Withheld             --                   --                   --                 --                  (2)
                                        --------              -------              -------            -------             -------
       Total Investment Income               208                   73                  597                 97               1,443
                                        --------              -------              -------            -------             -------
EXPENSES:
     Investment Advisory Fees                904                  314                  225                 91                 603
     Administrative Fees                     160                   47                   48                 16                 139
     Service Fees
         Advisor Class                        --                    2                   --                 --                   1
         Class A                              --                   --                   --                 --                  --
         Class C                              --                   --                   --                 --                  --
     Transfer Agent Fees                     437                   93                   86                 42                 278
     Printing Fees                            51                   13                   14                  5                  46
     Registration and Filing Fees             29                   34                   25                 24                  38
     Professional Fees                        21                    6                    6                  1                  17
     Website Fees                              9                    2                    2                  1                   8
     Custodian Fees                            6                    8                    6                  3                   6
     Directors' Fees                           3                    1                    1                  1                   3
     Miscellaneous Fees                        2                    1                    2                 --                   1
                                        --------              -------              -------            -------             -------
       TOTAL EXPENSES                      1,622                  521                  415                184               1,140
                                        --------              -------              -------            -------             -------
     Waiver of Investment Advisory Fees       --                  (48)                  --                (23)                 --
     Expense Reduction 1                      (1)                  --                   --                 --                  --
                                        --------              -------              -------            -------             -------
       Net Expenses                        1,621                  473                  415                161               1,140
                                        --------              -------              -------            -------             -------
     NET INVESTMENT INCOME (LOSS)         (1,413)                (400)                 182                (64)                303
                                        --------              -------              -------            -------             -------
     Net Realized Gain (Loss) from
       Security Transactions              (3,335)               5,038                1,623                680               3,916
     Net Realized Gain on Futures             --                   --                   41                 --                  --
     Net Change in Unrealized
       Depreciation on Investments        (7,354)              (9,797)              (2,714)            (1,132)             (7,159)
     Net Change in Unrealized
       Depreciation on Futures                --                   --                  (75)                --                  --
                                        --------              -------              -------            -------             -------
     NET REALIZED AND UNREALIZED LOSS
       ON INVESTMENTS                    (10,689)              (4,759)              (1,125)              (452)             (3,243)
                                        --------              -------              -------            -------             -------
     DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                  $(12,102)             $(5,159)             $  (943)           $  (516)            $(2,940)
                                        ========              =======              =======            =======             =======

            PBHG FUNDS

STATEMENTS OF OPERATIONS (000) (UNAUDITED) -- CONCLUDED
-------------------------------------------------------

For the six months ended September 30, 2004

                                         --------                  ---------                --------                ---------
                                                                                                                      TS&W
                                           PBHG                      PBHG                    CLIPPER                SMALL CAP
                                          MID-CAP                  SMALL CAP                  FOCUS                   VALUE
                                           FUND                      FUND                     FUND                    FUND
                                         --------                  ---------                --------                ---------
                                          4/1/04                    4/1/04                   4/1/04                  4/1/04
                                            to                        to                       to                      to
                                          9/30/04                   9/30/04                  9/30/04                 9/30/04
                                         --------                  ---------                --------                ---------

INVESTMENT INCOME:
     Dividends                           $  1,901                  $    162                 $ 11,228                  $  157
     Interest                                 111                        21                      260                      12
     Crediting Rate Interest                   --                        --                       --                      --
     Less: Foreign Taxes Withheld              (1)                       --                       --                      (1)
                                         --------                  --------                 --------                  ------
       Total Investment Income              2,011                       183                   11,488                     168
                                         --------                  --------                 --------                  ------
EXPENSES:
     Investment Advisory Fees               1,858                       444                    5,855                     191
     Administrative Fees                      328                        67                      878                      29
     Service Fees
         Advisor Class                          8                        --                        1                      --
         Class A                               --                        --                        6                      --
         Class C                               --                        --                        6                      --
     Distribution Fees-- Class C               --                        --                       18                       1
     Transfer Agent Fees                      555                       141                    1,322                      42
     Printing Fees                             93                        19                      240                       6
     Professional Fees                         44                         9                      124                       4
     Registration and Filing Fees              42                        30                       57                      29
     Website Fees                              18                         4                       47                       1
     Directors' Fees                           10                         2                       20                       1
     Custodian Fees                             9                         6                       18                       5
     Wrapper Fees 1                            --                        --                       --                      --
     Offering Fees 2                           --                        --                       --                       2
     Miscellaneous Fees                         2                         1                       12                       1
                                         --------                  --------                 --------                  ------
       TOTAL EXPENSES                       2,967                       723                    8,604                     312
                                         --------                  --------                 --------                  ------
     Waiver of Investment Advisory Fees        --                       (57)                      --                     (24)
     Reimbursement of Other Expenses
       by Adviser                              --                        --                       --                      --
     Expense Reduction 3                       (1)                       --                       (1)                     --
                                         --------                  --------                 --------                  ------
     NET EXPENSES                            2,966                      666                    8,603                      288
                                         --------                  --------                 --------                  ------
     NET INVESTMENT INCOME (LOSS)            (955)                    (483)                   2,885                     (120)
                                         --------                  --------                 --------                  ------
     Net Realized Gain from
       Security Transactions               30,294                     7,239                   12,920                     528
     Net Realized Loss on Futures              --                        --                       --                      --
     Net Increase from Payments by
        Affiliate 2                            --                        --                       --                      --
     Net Change in Unrealized
       Appreciation (Deprication)
       on Investments                     (38,355)                  (12,325)                 (13,793)                  2,332
                                         --------                  --------                 --------                  ------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS               (8,061)                   (5,086)                    (873)                  2,860
                                         --------                  --------                 --------                  ------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS         $ (9,016)                 $ (5,569)                $  2,012                  $2,740
                                         ========                  ========                 ========                  ======


1. See Note 2 on page 93.
2. See Note 2 on page 94.
3. All expense reductions are for transfer agent expenses. See Note 2 on page
   96.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                           -------         ---------------      -------------         -------------       --------
                                                                PBHG               DWIGHT                 PBHG              PBHG
                                           HEITMAN          TECHNOLOGY &        INTERMEDIATE           IRA CAPITAL          CASH
                                            REIT           COMMUNICATIONS       FIXED INCOME          PRESERVATION        RESERVES
                                            FUND                FUND                FUND                  FUND              FUND
                                           -------         ---------------      -------------         -------------       --------
                                           4/1/04              4/1/04              4/1/04                4/1/04            4/1/04
                                             to                  to                  to                    to                to
                                           9/30/04             9/30/04             9/30/04               9/30/04           9/30/04
                                           -------         ---------------      -------------         -------------       --------

INVESTMENT INCOME:
     Dividends                             $ 2,541            $    300             $   --               $     --             $ --
     Interest                                   25                  61                145                 20,649              323
     Crediting Rate Interest                    --                  --                 --                (13,538)              --
     Less: Foreign Taxes Withheld               (5)                 (5)                --                     --               --
                                           -------            --------             ------               --------             ----
       Total Investment Income               2,561                 356                145                  7,111              323
                                           -------            --------             ------               --------             ----
EXPENSES:
     Investment Advisory Fees                  551               1,258                 13                  4,310               76
     Administrative Fees                        97                 222                  5                  1,077               38
     Service Fees
         Advisor Class                          18                  17                 --                     11               --
         Class A                                --                  --                 --                     --               --
         Class C                                --                  --                 --                     --               --
     Distribution Fees-- Class C                 1                  --                 --                     --               --
     Transfer Agent Fees                       128                 764                 13                  1,857               73
     Printing Fees                              26                  67                  1                    304               11
     Professional Fees                          12                  28                 --                    165                6
     Registration and Filing Fees               31                  37                 29                     48                9
     Website Fees                                5                  12                 --                     59                2
     Directors' Fees                             2                   5                 --                     22                1
     Custodian Fees                              6                   9                  4                     24                4
     Wrapper Fees 1                             --                  --                 --                  1,087               --
     Offering Fees 2                            --                  --                  4                     --               --
     Miscellaneous Fees                          2                   1                  6                     29                2
                                           -------            --------             ------               --------             ----
       TOTAL EXPENSES                          879               2,420                 75                  8,993              222
                                           -------            --------             ------               --------             ----
     Waiver of Investment Advisory Fees         --                  --                (13)                (2,694)              --
     Reimbursement of Other Expenses
       by Adviser                               --                  --                (34)                    --               --
     Expense Reduction 3                        --                  --                 --                     --               --
                                           -------            --------             ------               --------             ----
     NET EXPENSES                              879               2,420                 28                  6,299              222
                                           -------            --------             ------               --------             ----
     NET INVESTMENT INCOME (LOSS)            1,682              (2,064)               117                    812              101
                                           -------            --------             ------               --------             ----
     Net Realized Gain from
       Security Transactions                 4,285               1,966                 40                  4,501               --
     Net Realized Loss on Futures               --                  --                 (9)                    --               --
     Net Increase from Payments by
        Affiliate 2                             --                  --                 --                  7,420               --
     Net Change in Unrealized
       Appreciation (Deprication)
       on Investments                       (4,559)            (25,269)                30                  3,178               --
                                           -------            --------             ------               --------             ----
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS                  (274)            (23,303)                61                 15,099               --
                                           -------            --------             ------               --------             ----
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS           $ 1,408            $(25,367)            $  178               $ 15,911             $101
                                           =======            ========             ======               ========             ====

PBHG FUNDS



STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------

                                                            ------------------------     ------------------------
                                                                      PBHG                          PBHG
                                                              EMERGING GROWTH FUND              GROWTH FUND
                                                            ------------------------     -------------------------
                                                             4/1/04 to      4/1/03        4/1/04 to      4/1/03
                                                              9/30/04         to           9/30/04         to
                                                            (Unaudited)     3/31/04      (Unaudited)     3/31/04
                                                            -----------    ---------     -----------    ----------


INVESTMENT ACTIVITIES:
   Net Investment Loss                                       $ (1,644)     $  (4,839)    $   (5,293)    $  (15,161)
   Net Realized Gain (Loss) from Security Transactions          4,279         95,375         25,069        223,102
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                           (34,741)        56,591       (107,129)       149,548
                                                             --------      ---------     ----------     ----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                          (32,106)       147,127        (87,353)       357,489
                                                             --------      ---------     ----------     ----------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                               15,963        266,453         25,111        137,104
   Shares Issued upon Reorganization of the Limited
     and New Opportunities Funds 2                                 --         75,491             --             --
   Shares Issued upon the Reorganization of the Core
     Growth Fund 2                                                 --             --             --         38,293
   Redemption Fees 3                                               --             --             --             --
   Shares Redeemed                                            (59,602)      (412,348)      (137,530)      (654,331)
                                                             --------      ---------     ----------     ----------
   Total PBHG Class Transactions                              (43,639)       (70,404)      (112,419)      (478,934)
                                                             --------      ---------     ----------     ----------
   Advisor Class
   Shares Issued                                                   --             --            526          3,163
   Shares Redeemed                                                 --             --        (29,328)        (6,763)
                                                             --------      ---------     ----------     ----------
   Total Advisor Class Transactions                                --             --        (28,802)        (3,600)
                                                             --------      ---------     ----------     ----------
   Class A 4
   Shares Issued                                                   --             50             --             50
   Shares Redeemed                                                 --             --             --             --
                                                             --------      ---------     ----------     ----------
   Total Class A Transactions                                      --             50             --             50
                                                             --------      ---------     ----------     ----------
   Class C 4
   Shares Issued                                                   --             50             --             50
                                                             --------      ---------     ----------     ----------
   Total Class C Transactions                                      --             50             --             50
                                                             --------      ---------     ----------     ----------
   Decrease in Net Assets Derived from Capital
     Share Transactions                                       (43,639)       (70,304)      (141,221)      (482,434)
                                                             --------      ---------     ----------     ----------
   Total Increase (Decrease) in Net Assets                    (75,745)        76,823       (228,574)      (124,945)
                                                             --------      ---------     ----------     ----------
NET ASSETS:
   Beginning of Period                                        278,283        201,460      1,027,561      1,152,506
                                                             --------      ---------     ----------     ----------
   End of Period                                             $202,538      $ 278,283     $  798,987     $1,027,561
                                                             ========      =========     ==========     ==========
   Accumulated Net Investment Loss                           $ (1,644)     $      --     $   (5,293)    $       --
                                                             ========      =========     ==========     ==========

1. See Note 5 on page 100.
2. See Note 10 on page 108.
3. See Note 2 on page 96.
4. Class A and C shares commenced operations on September 30, 2003 for the PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for the PBHG Large Cap Growth and PBHG Strategic Small Company Funds.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                             -----------------------      ------------------------
                                                                      PBHG                          PBHG
                                                                LARGE CAP 20 FUND           LARGE CAP GROWTH FUND
                                                             -----------------------      ------------------------
                                                             4/1/04 to      4/1/03         4/1/04 to       4/1/03
                                                              9/30/04         to            9/30/04          to
                                                            (Unaudited)     3/31/04       (Unaudited)      3/31/04
                                                            -----------     --------      -----------     --------


INVESTMENT ACTIVITIES:
   Net Investment Loss                                       $ (1,195)      $ (2,833)      $   (616)      $ (1,612)
   Net Realized Gain (Loss) from Security Transactions          1,215         31,915          3,888         14,813
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                            (8,979)        35,508         (9,988)        38,637
                                                             --------       --------       --------       --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                           (8,959)        64,590         (6,716)        51,838
                                                             --------       --------       --------       --------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                6,496         13,727         10,242         37,854
   Shares Issued upon Reorganization of the Limited
     and New Opportunities Funds 2                                 --             --             --             --
   Shares Issued upon the Reorganization of the Core
     Growth Fund 2                                                 --             --             --             --
   Redemption Fees 3                                                4             --             --             --
   Shares Redeemed                                            (23,529)       (70,416)       (21,677)       (77,821)
                                                             --------       --------       --------       --------
   Total PBHG Class Transactions                              (17,029)       (56,689)       (11,435)       (39,967)
                                                             --------       --------       --------       --------
   Advisor Class
   Shares Issued                                                   21             79             43             96
   Shares Redeemed                                                 (6)           (66)          (309)          (174)
                                                             --------       --------       --------       --------
   Total Advisor Class Transactions                                15             13           (266)           (78)
                                                             --------       --------       --------       --------
   Class A 4
   Shares Issued                                                   --             50             --             70
   Shares Redeemed                                                 --             --             --             --
                                                             --------       --------       --------       --------
   Total Class A Transactions                                      --             50             --             70
                                                             --------       --------       --------       --------
   Class C 4
   Shares Issued                                                   11             50              6             50
                                                             --------       --------       --------       --------
   Total Class C Transactions                                      11             50              6             50
                                                             --------       --------       --------       --------
   Decrease in Net Assets Derived from Capital
     Share Transactions                                       (17,003)       (56,576)       (11,695)       (39,925)
                                                             --------       --------       --------       --------
   Total Increase (Decrease) in Net Assets                    (25,962)         8,014        (18,411)        11,913
                                                             --------       --------       --------       --------
NET ASSETS:
   Beginning of Period                                        217,269        209,255        185,382        173,469
                                                             --------       --------       --------       --------
   End of Period                                             $191,307       $217,269       $166,971       $185,382
                                                             ========       ========       ========       ========
   Accumulated Net Investment Loss                           $ (1,195)      $     --       $   (616)      $     --
                                                             ========       ========       ========       ========


                                                               ------------------------      ------------------------
                                                                         PBHG                     PBHG STRATEGIC
                                                                  SELECT GROWTH FUND            SMALL COMPANY FUND
                                                               ------------------------      ------------------------
                                                                4/1/04 to       4/1/03        4/1/04 to       4/1/03
                                                                 9/30/04          to           9/30/04          to
                                                               (Unaudited)      3/31/04      (Unaudited)      3/31/04
                                                               -----------     --------      -----------     --------


INVESTMENT ACTIVITIES:
   Net Investment Loss                                          $ (1,413)      $ (3,646)      $   (400)      $   (919)
   Net Realized Gain (Loss) from Security Transactions            (3,335)        54,225          5,038         15,694
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                               (7,354)        21,198         (9,797)        19,064
                                                                --------       --------       --------       --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                             (12,102)        71,777         (5,159)        33,839
                                                                --------       --------       --------       --------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                   4,479         13,821          5,601         41,648
   Shares Issued upon Reorganization of the Limited
     and New Opportunities Funds 2                                    --             --             --             --
   Shares Issued upon the Reorganization of the Core
     Growth Fund 2                                                    --             --             --             --
   Redemption Fees 3                                                  --             --             --             --
   Shares Redeemed                                               (23,832)       (79,683)       (15,238)       (63,030)
                                                                --------       --------       --------       --------
   Total PBHG Class Transactions                                 (19,353)       (65,862)        (9,637)       (21,382)
                                                                --------       --------       --------       --------
   Advisor Class
   Shares Issued                                                      --             --            196          1,293
   Shares Redeemed                                                    --             --           (242)          (364)
                                                                --------       --------       --------       --------
   Total Advisor Class Transactions                                   --             --            (46)           929
                                                                --------       --------       --------       --------
   Class A 4
   Shares Issued                                                      --             50             --             57
   Shares Redeemed                                                    --             --             (6)            --
                                                                --------       --------       --------       --------
   Total Class A Transactions                                         --             50             (6)            57
                                                                --------       --------       --------       --------
   Class C 4
   Shares Issued                                                      --             50             --             50
                                                                --------       --------       --------       --------
   Total Class C Transactions                                         --             50             --             50
                                                                --------       --------       --------       --------
   Decrease in Net Assets Derived from Capital
     Share Transactions                                          (19,353)       (65,762)        (9,689)       (20,346)
                                                                --------       --------       --------       --------
   Total Increase (Decrease) in Net Assets                       (31,455)         6,015        (14,848)        13,493
                                                                --------       --------       --------       --------
NET ASSETS:
   Beginning of Period                                           231,142        225,127         71,740         58,247
                                                                --------       --------       --------       --------
   End of Period                                                $199,687       $231,142       $ 56,892       $ 71,740
                                                                ========       ========       ========       ========
   Accumulated Net Investment Loss                              $ (1,413)      $     --       $   (400)      $     --
                                                                ========       ========       ========       ========

     PBHG FUNDS

------------------------------------------------------

                                                             -----------------------  --------------------
                                                                     ANALYTIC                 PBHG
                                                             DISCIPLINED EQUITY FUND      FOCUSED FUND
                                                             -----------------------  --------------------
                                                              4/1/04 to    4/1/03      4/1/04 to   4/1/03
                                                               9/30/04       to         9/30/04      to
                                                             (Unaudited)   3/31/04    (Unaudited)  3/31/04
                                                             -----------   -------    ----------- --------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                $   182     $   384     $   (64)   $    (40)
   Net Realized Gain from Security Transactions and Futures      1,664       9,763         680       6,158
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Futures                                (2,789)      8,466      (1,132)      3,273
                                                               -------     -------     -------    --------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                             (943)     18,613        (516)      9,391
                                                               -------     -------     -------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
         PBHG Class                                                 --        (317)         --          --
         Advisor Class                                              --          --          --          --
         Class A                                                    --          --          --          --
         Class C                                                    --          --          --          --
   Net Realized Gains from Security Transactions
         PBHG Class                                                 --          --          --          --
         Class A                                                    --          --          --          --
         Class C                                                    --          --          --          --
                                                               -------     -------     -------    --------
   Total Distributions                                              --        (317)         --          --
                                                               -------     -------     -------    --------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                 5,951      15,395         901       5,003
   Shares Issued upon Reinvestment of  Distributions                --         305          --          --
   Redemption Fees 2                                                --          --          --          --
   Shares Redeemed                                              (8,830)    (22,296)     (6,986)    (11,097)
                                                               -------     -------     -------    --------
   Total PBHG Class Transactions                                (2,879)     (6,596)     (6,085)     (6,094)
                                                               -------     -------     -------    --------
   Advisor Class 3
   Shares Issued                                                    --          --          --          --
   Shares Issued upon Reinvestment of Distributions                 --          --          --          --
   Shares Redeemed                                                  --          --          --          --
                                                               -------     -------     -------    --------
   Total Advisor Class Transactions                                 --          --          --          --
                                                               -------     -------     -------    --------
   Class A 4
   Shares Issued                                                   162          74          --          50
   Shares Issued upon Reinvestment of  Distributions                --          --          --          --
   Shares Redeemed                                                  --          --          --          --
                                                               -------     -------     -------    --------
   Total Class A Transactions                                      162          74          --          50
                                                               -------     -------     -------    --------
   Class C 4
   Shares Issued                                                     4          71          --          50
   Shares Issued upon Reinvestment of Distributions                 --          --          --          --
   Shares Redeemed                                                  --          --          --          --
                                                               -------     -------     -------    --------
   Total Class C Transactions                                        4          71          --          50
                                                               -------     -------     -------    --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                 (2,713)     (6,451)     (6,085)     (5,994)
                                                               -------     -------     -------    --------
   Total Increase (Decrease) in Net Assets                      (3,656)     11,845      (6,601)      3,397
                                                               -------     -------     -------    --------
NET ASSETS:
   Beginning of Period                                          65,828      53,983      26,690      23,293
                                                               -------     -------     -------    --------
   End of Period                                               $62,172     $65,828     $20,089    $ 26,690
                                                               =======     =======     =======    ========
   Undistributed Net Investment Income (Accumulated
     Net Investment Loss/Distributions in Excess of
     Net Investment Income)                                    $   320     $   138     $   (64)   $     --
                                                               =======     =======     =======    ========

1. See Note 5 on page 102.
2. See Note 2 on page 96.
3. The Clipper Focus Fund Advisor Class commenced operations on June 30, 2003.
4. Class A and C shares commenced operations on September 30, 2003 for the PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for the Analytic Disciplined Equity, PBHG Mid-Cap, and Clipper Focus Funds.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                             ----------------------    ----------------------
                                                                      PBHG                      PBHG
                                                                 LARGE CAP FUND             MID-CAP FUND
                                                             ----------------------    ----------------------
                                                              4/1/04 to    4/1/03       4/1/04 to     4/1/03
                                                               9/30/04       to          9/30/04        to
                                                             (Unaudited)   3/31/04     (Unaudited)    3/31/04
                                                             -----------  ---------    -----------   --------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $    303    $   3,833     $   (955)    $ (2,009)
   Net Realized Gain from Security Transactions and Futures      3,916       47,775       30,294       73,216
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Futures                                (7,159)      19,146      (38,355)      77,142
                                                              --------    ---------     --------     --------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                           (2,940)      70,754       (9,016)     148,349
                                                              --------    ---------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
         PBHG Class                                                 --       (3,474)          --           --
         Advisor Class                                              --           (8)          --           --
         Class A                                                    --           (1)          --           --
         Class C                                                    --           (1)          --           --
   Net Realized Gains from Security Transactions
         PBHG Class                                                 --           --           --           --
         Class A                                                    --           --           --           --
         Class C                                                    --           --           --           --
                                                              --------    ---------     --------     --------
   Total Distributions                                              --       (3,484)          --           --
                                                              --------    ---------     --------     --------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                 6,383       37,413       47,452      208,588
   Shares Issued upon Reinvestment of  Distributions                --        3,192           --           --
   Redemption Fees 2                                                --           --            2           --
   Shares Redeemed                                             (61,127)    (177,011)     (74,262)    (191,070)
                                                              --------    ---------     --------     --------
   Total PBHG Class Transactions                               (54,744)    (136,406)     (26,808)      17,518
                                                              --------    ---------     --------     --------
   Advisor Class 3
   Shares Issued                                                    83          742        1,158        4,681
   Shares Issued upon Reinvestment of Distributions                 --            8           --           --
   Shares Redeemed                                                (285)        (615)      (1,060)      (1,157)
                                                              --------    ---------     --------     --------
   Total Advisor Class Transactions                               (202)         135           98        3,524
                                                              --------    ---------     --------     --------
   Class A 4
   Shares Issued                                                    --           50           42          173
   Shares Issued upon Reinvestment of  Distributions                --            1           --           --
   Shares Redeemed                                                  --           --           --           --
                                                              --------    ---------     --------     --------
   Total Class A Transactions                                       --           51           42          173
                                                              --------    ---------     --------     --------
   Class C 4
   Shares Issued                                                    --           50            9           78
   Shares Issued upon Reinvestment of Distributions                 --            1           --           --
   Shares Redeemed                                                  --           --           --           --
                                                              --------    ---------     --------     --------
   Total Class C Transactions                                       --           51            9           78
                                                              --------    ---------     --------     --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                (54,946)    (136,169)     (26,659)      21,293
                                                              --------    ---------     --------     --------
   Total Increase (Decrease) in Net Assets                     (57,886)     (68,899)     (35,675)     169,642
                                                              --------    ---------     --------     --------
NET ASSETS:
   Beginning of Period                                         215,541      284,440      459,306      289,664
                                                              --------    ---------     --------     --------
   End of Period                                              $157,655    $ 215,541     $423,631     $459,306
                                                              ========    =========     ========     ========
   Undistributed Net Investment Income (Accumulated
     Net Investment Loss/Distributions in Excess of
     Net Investment Income)                                   $    652    $     349     $   (955)    $     --
                                                              ========    =========     ========     ========


                                                               ----------------------    --------------------------
                                                                        PBHG                       CLIPPER
                                                                   SMALL CAP FUND                FOCUS FUND
                                                               ----------------------    --------------------------
                                                                4/1/04 to     4/1/03      4/1/04 to       4/1/03
                                                                 9/30/04        to         9/30/04          to
                                                               (Unaudited)    3/31/04    (Unaudited)      3/31/04
                                                               -----------    -------    -----------     ----------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                 $   (483)    $   (974)    $    2,885     $    3,404
   Net Realized Gain from Security Transactions and Futures        7,239       28,727         12,920          2,571
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Futures                                 (12,325)      21,362        (13,793)       236,458
                                                                --------     --------     ----------     ----------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                             (5,569)      49,115          2,012        242,433
                                                                --------     --------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
         PBHG Class                                                   --           --             --         (4,107)
         Advisor Class                                                --           --             --             (1)
         Class A                                                      --           --             --             (2)
         Class C                                                      --           --             --             (3)
   Net Realized Gains from Security Transactions
         PBHG Class                                                   --           --             --         (1,160)
         Class A                                                      --           --             --             (1)
         Class C                                                      --           --             --             (1)
                                                                --------     --------     ----------     ----------
   Total Distributions                                                --           --             --         (5,275)
                                                                --------     --------     ----------     ----------
CAPITAL SHARE TRANSACTIONS: 1
   PBHG Class
   Shares Issued                                                   3,881       24,564        199,592        580,556
   Shares Issued upon Reinvestment of  Distributions                  --           --             --          4,953
   Redemption Fees 2                                                  --           --             --             --
   Shares Redeemed                                               (38,599)     (73,595)      (160,271)      (342,001)
                                                                --------     --------     ----------     ----------
   Total PBHG Class Transactions                                 (34,718)     (49,031)        39,321        243,508
                                                                --------     --------     ----------     ----------
   Advisor Class 3
   Shares Issued                                                      32        1,300            887            704
   Shares Issued upon Reinvestment of Distributions                   --           --             --              1
   Shares Redeemed                                                   (50)      (1,432)          (351)           (14)
                                                                --------     --------     ----------     ----------
   Total Advisor Class Transactions                                  (18)        (132)           536            691
                                                                --------     --------     ----------     ----------
   Class A 4
   Shares Issued                                                      11           50          3,478          2,687
   Shares Issued upon Reinvestment of  Distributions                  --           --             --              3
   Shares Redeemed                                                    --           --           (333)          (101)
                                                                --------     --------     ----------     ----------
   Total Class A Transactions                                         11           50          3,145          2,589
                                                                --------     --------     ----------     ----------
   Class C 4
   Shares Issued                                                       5           50          4,266          3,166
   Shares Issued upon Reinvestment of Distributions                   --           --             --              4
   Shares Redeemed                                                    --           --            (43)           (58)
                                                                --------     --------     ----------     ----------
   Total Class C Transactions                                          5           50          4,223          3,112
                                                                --------     --------     ----------     ----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                  (34,720)     (49,063)        47,225        249,900
                                                                --------     --------     ----------     ----------
   Total Increase (Decrease) in Net Assets                       (40,289)          52         49,237        487,058
                                                                --------     --------     ----------     ----------
NET ASSETS:
   Beginning of Period                                           102,714      102,662      1,134,566        647,508
                                                                --------     --------     ----------     ----------
   End of Period                                                $ 62,425     $102,714     $1,183,803     $1,134,566
                                                                ========     ========     ==========     ==========
   Undistributed Net Investment Income (Accumulated
     Net Investment Loss/Distributions in Excess of
     Net Investment Income)                                     $   (483)    $     --     $    2,884     $       (1)
                                                                ========     ========     ==========     ==========

     PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
--------------------------------------------------------------------------------


                                                              -------------------------------        --------------------------
                                                                            TS&W                              HEITMAN
                                                                    SMALL CAP VALUE FUND                     REIT FUND
                                                              -------------------------------        --------------------------
                                                                4/1/04 to           7/25/03*          4/1/04 to      4/1/03
                                                                 9/30/04                to             9/30/04         to
                                                               (Unaudited)           3/31/04         (Unaudited)     3/31/04
                                                              ------------        ------------       ------------  ------------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                 $    (120)         $     (61)         $   1,682     $   3,172
   Net Realized Gain from Security Transactions                       528                979              4,285        10,518
   Net Realized Gain on Foreign Currency Transactions                  --                 --                 --            --
   Net Increase from Payments by Affiliate 1                           --                 --                 --            --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions               2,332              4,668             (4,559)       32,792
                                                                ---------          ---------          ---------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                2,740              5,586              1,408        46,482
                                                                ---------          ---------          ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
         PBHG Class                                                    --                 --             (1,517)       (3,470)
         Advisor Class                                                 --                 --               (167)         (515)
         Class A                                                       --                 --                 (1)           (1)
         Class C                                                       --                 --                 (2)           (1)
   Return of Capital
         PBHG Class                                                    --                 --                 --          (436)
         Advisor Class                                                 --                 --                 --           (77)
   Net Realized Gains from Security Transactions
         PBHG Class                                                    --               (196)                --        (1,267)
         Advisor Class                                                 --                 --                 --          (198)
         Class A                                                       --                 (1)                --            (1)
         Class C                                                       --                 (1)                --            (1)
                                                                ---------          ---------          ---------     ---------
   Total Distributions                                                 --               (198)            (1,687)       (5,967)
                                                                ---------          ---------          ---------     ---------
CAPITAL SHARE TRANSACTIONS: 2
   PBHG Class
   Shares Issued                                                   32,743              6,543             27,548        54,751
   Shares issued upon the Acquisition of the
      TS&W Small Cap Value Fund LLC 3                                  --             17,357                 --            --
   Shares Issued upon Reinvestment of Distributions                    --                195              1,016         3,199
   Redemption Fees 4                                                   --                 --                  3            --
   Shares Redeemed                                                 (5,620)            (3,871)           (32,646)      (28,527)
                                                                ---------          ---------          ---------     ---------
   Total PBHG Class Transactions                                   27,123             20,224             (4,079)       29,423
                                                                ---------          ---------          ---------     ---------
   Advisor Class
   Shares Issued                                                       --                166                283         1,996
   Shares Issued upon Reinvestment of Distributions                    --                  1                161           631
   Redemption Fees 4                                                   --                 --                 --            --
   Shares Redeemed                                                     --                 --             (3,003)       (5,515)
                                                                ---------          ---------          ---------     ---------
   Total Advisor Class Transactions                                    --                167             (2,559)       (2,888)
                                                                ---------          ---------          ---------     ---------
   Class A 5
   Shares Issued                                                      154                124                 --            50
   Shares Issued upon Reinvestment of Distributions                    --                  1                  1             2
   Shares Redeemed                                                    (58)                --                 --            --
                                                                ---------          ---------          ---------     ---------
   Total Class A Transactions                                          96                125                  1            52
                                                                ---------          ---------          ---------     ---------
   Class C 5
   Shares Issued                                                      143                 --                 32           140
   Shares Issued upon Reinvestment of  Distributions                   --                 --                  1             2
   Shares Redeemed                                                    (11)                --                 --            --
                                                                ---------          ---------          ---------     ---------
   Total Class C Transactions                                         132                 --                 33           142
                                                                ---------          ---------          ---------     ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                               27,351             20,516             (6,604)       26,729
                                                                ---------          ---------          ---------     ---------
   Total Increase (Decrease) in Net Assets                         30,091             25,904             (6,883)       67,244
                                                                ---------          ---------          ---------     ---------
NET ASSETS:
   Beginning of Period                                             25,904                 --            151,861        84,617
                                                                ---------          ---------          ---------     ---------
   End of Period                                                $  55,995          $  25,904          $ 144,978     $ 151,861
                                                                =========          =========          =========     =========
   Undistributed Net Investment Income
     (Accumulated NetInvestment Loss/Distributions
     in Excess of Net Investment Income)                        $    (123)         $      (3)         $      (5)    $      --
                                                                =========          =========          =========     =========



                                                               ---------------------------    -----------------------------
                                                                   PBHG TECHNOLOGY &               DWIGHT INTERMEDIATE
                                                                   COMMUNICATIONS FUND              FIXED INCOME FUND
                                                               ---------------------------    -----------------------------
                                                                 4/1/04 to      4/1/03           4/1/04 to       7/31/03*
                                                                  9/30/04         to              9/30/04           to
                                                                (Unaudited)     3/31/04         (Unaudited)       3/31/04
                                                               ------------   ------------    ------------     ------------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                 $  (2,064)    $   (4,848)      $       117       $     128
   Net Realized Gain from Security Transactions                     1,966         69,822                31             153
   Net Realized Gain on Foreign Currency Transactions                  --              1                --              --
   Net Increase from Payments by Affiliate 1                           --             --                --              --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions             (25,269)        59,949                30              46
                                                                ---------     ----------       -----------       ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                              (25,367)       124,924               178             327
                                                                ---------     ----------       -----------       ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
         PBHG Class                                                    --             --              (115)           (127)
         Advisor Class                                                 --             --                --              --
         Class A                                                       --             --                (1)             (1)
         Class C                                                       --             --                (1)             (1)
   Return of Capital
         PBHG Class                                                    --             --                --              --
         Advisor Class                                                 --             --                --              --
   Net Realized Gains from Security Transactions
         PBHG Class                                                    --             --                --             (47)
         Advisor Class                                                 --             --                --              --
         Class A                                                       --             --                --              --
         Class C                                                       --             --                --              (1)
                                                                ---------     ----------       -----------       ---------
   Total Distributions                                                 --             --              (117)           (177)
                                                                ---------     ----------       -----------       ---------
CAPITAL SHARE TRANSACTIONS: 2
   PBHG Class
   Shares Issued                                                    9,572         76,983             1,502           6,985
   Shares issued upon the Acquisition of the
      TS&W Small Cap Value Fund LLC 3                                  --             --                --              --
   Shares Issued upon Reinvestment of Distributions                    --             --               114             173
   Redemption Fees 4                                                   --             --                --              --
   Shares Redeemed                                                (35,939)      (146,228)             (958)           (928)
                                                                ---------     ----------       -----------       ---------
   Total PBHG Class Transactions                                  (26,367)       (69,245)              658           6,230
                                                                ---------     ----------       -----------       ---------
   Advisor Class
   Shares Issued                                                    1,437          5,548                --              --
   Shares Issued upon Reinvestment of Distributions                    --             --                --              --
   Redemption Fees 4                                                   --             --                --              --
   Shares Redeemed                                                 (1,526)        (2,331)               --              --
                                                                ---------     ----------       -----------       ---------
   Total Advisor Class Transactions                                   (89)         3,217                --              --
                                                                ---------     ----------       -----------       ---------
   Class A 5
   Shares Issued                                                       --             50                --              50
   Shares Issued upon Reinvestment of Distributions                    --             --                 1               1
   Shares Redeemed                                                     --             --                --              --
                                                                ---------     ----------       -----------       ---------
   Total Class A Transactions                                          --             50                 1              51
                                                                ---------     ----------       -----------       ---------
   Class C 5
   Shares Issued                                                       --             50                --              63
   Shares Issued upon Reinvestment of  Distributions                   --             --                 1               2
   Shares Redeemed                                                     --             --                --              --
                                                                ---------     ----------       -----------       ---------
   Total Class C Transactions                                          --             50                 1              65
                                                                ---------     ----------       -----------       ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                              (26,456)       (65,928)              660           6,346
                                                                ---------     ----------       -----------       ---------
   Total Increase (Decrease) in Net Assets                        (51,823)        58,996               721           6,496
                                                                ---------     ----------       -----------       ---------
NET ASSETS:
   Beginning of Period                                            328,525        269,529             6,496              --
                                                                ---------     ----------       -----------       ---------
   End of Period                                                $ 276,702     $  328,525       $     7,217       $   6,496
                                                                =========     ==========       ===========       =========
   Undistributed Net Investment Income
     (Accumulated NetInvestment Loss/Distributions
     in Excess of Net Investment Income)                        $  (2,070)    $       (6)      $        --       $      --
                                                                =========     ==========       ===========       =========

                                                              ----------------------------     ---------------------------
                                                                     PBHG IRA CAPITAL                     PBHG
                                                                    PRESERVATION FUND              CASH RESERVES FUND
                                                              ----------------------------     ---------------------------
                                                                4/1/04 to       4/1/03          4/1/04 to       4/1/03
                                                                 9/30/04          to             9/30/04          to
                                                               (Unaudited)      3/31/04        (Unaudited)      3/31/04
                                                              ------------    ------------     ------------   ------------

INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                $        812    $   38,857        $     101     $     235
   Net Realized Gain from Security Transactions                       4,501         5,082               --            --
   Net Realized Gain on Foreign Currency Transactions                    --            --               --            --
   Net Increase from Payments by Affiliate 1                          7,420            --               --            --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions                 3,178           322               --            --
                                                               ------------    ----------        ---------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                 15,911        44,261              101           235
                                                               ------------    ----------        ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
         PBHG Class                                                 (16,098)      (38,939)            (101)         (235)
         Advisor Class                                                  (86)         (138)              --            --
         Class A                                                         --            (1)              --            --
         Class C                                                         --            (1)              --            --
   Return of Capital
         PBHG Class                                                      --        (5,997)              --            --
         Advisor Class                                                   --           (22)              --            --
   Net Realized Gains from Security Transactions
         PBHG Class                                                      --            --               --            --
         Advisor Class                                                   --            --               --            --
         Class A                                                         --            --               --            --
         Class C                                                         --            --               --            --
                                                               ------------    ----------        ---------     ---------
   Total Distributions                                              (16,184)      (45,098)            (101)         (235)
                                                               ------------    ----------        ---------     ---------
CAPITAL SHARE TRANSACTIONS: 2
   PBHG Class
   Shares Issued                                                    237,220       552,901           14,348        62,725
   Shares issued upon the Acquisition of the
      TS&W Small Cap Value Fund LLC 3                                    --            --               --            --
   Shares Issued upon Reinvestment of Distributions                  15,745        43,733               82           214
   Redemption Fees 4                                                    --            790               --            --
   Shares Redeemed                                                 (764,964)     (365,326)         (19,038)     (103,493)
                                                               ------------    ----------        ---------     ---------
   Total PBHG Class Transactions                                   (511,999)      232,098           (4,608)      (40,554)
                                                               ------------    ----------        ---------     ---------
   Advisor Class
   Shares Issued                                                      2,046         6,539               --            --
   Shares Issued upon Reinvestment of Distributions                      78           151               --            --
   Redemption Fees 4                                                     (6)            6               --            --
   Shares Redeemed                                                   (4,220)         (748)              --            --
                                                               ------------    ----------        ---------     ---------
   Total Advisor Class Transactions                                  (2,102)        5,948               --            --
                                                               ------------    ----------        ---------     ---------
   Class A 5
   Shares Issued                                                         --            50               --            --
   Shares Issued upon Reinvestment of Distributions                      --             1               --            --
   Shares Redeemed                                                       --            --               --            --
                                                               ------------    ----------        ---------     ---------
   Total Class A Transactions                                            --            51               --            --
                                                               ------------    ----------        ---------     ---------
   Class C 5
   Shares Issued                                                         --            50               --            --
   Shares Issued upon Reinvestment of  Distributions                     --             1               --            --
   Shares Redeemed                                                       --            --               --            --
                                                               ------------    ----------        ---------     ---------
   Total Class C Transactions                                            --            51               --            --
                                                               ------------    ----------        ---------     ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                               (514,101)      238,148           (4,608)      (40,554)
                                                               ------------    ----------        ---------     ---------
   Total Increase (Decrease) in Net Assets                         (514,374)      237,311           (4,608)      (40,554)
                                                               ------------    ----------        ---------     ---------
NET ASSETS:
   Beginning of Period                                            1,432,414     1,195,103           53,905        94,459
                                                               ------------    ----------        ---------     ---------
   End of Period                                               $    918,040    $1,432,414        $  49,297     $  53,905
                                                               ============    ==========        =========     =========
   Undistributed Net Investment Income
     (Accumulated NetInvestment Loss/Distributions
     in Excess of Net Investment Income)                       $      1,751    $    9,703        $      --     $      --
                                                               ============    ==========        =========     =========


* Commencement of Operations.
1.  See Note 2 on page 94.
2.  See Note 5 on page 104.
3.  See Note 1 on page 93.
4.  See Note 2 on page 96.
5. Class A and C shares commenced operations on September 30, 2003 for the Heitman REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for the TS&W Small Cap Value, Dwight Intermediate Fixed Income and PBHG IRA Capital Preservation Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                      82 & 83

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period




                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**              $12.66            $(0.08) 1         --                   $(1.48)                $(1.56)               --
  2004                  7.94             (0.16) 1         --                     4.88                   4.72                --
  2003                 14.23             (0.14)           --                    (6.15)                 (6.29)               --
  2002                 15.96             (0.17) 1         --                    (1.56)                 (1.73)               --
  2001                 40.00             (0.10) 1         --                   (21.81)                (21.91)               --
  2000                 20.61             (0.21) 1         --                    20.76                  20.55                --

  CLASS A
  2004**              $12.63            $(0.10) 1         --                   $(1.47)                $(1.57)               --
  2004 ++              12.03             (0.10) 1         --                     0.70                   0.60                --

  CLASS C
  2004**              $12.59            $(0.14) 1         --                   $(1.47)                $(1.61)               --
  2004 ++              12.03             (0.15) 1         --                     0.71                   0.56                --

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**              $18.34            $(0.10) 1         --                   $(1.54)                $(1.64)               --
  2004                 13.90             (0.20) 1         --                     4.64                   4.44                --
  2003                 18.94             (0.17) 1         --                    (4.87)                 (5.04)               --
  2002                 21.74             (0.20) 1         --                    (2.60)                 (2.80)               --
  2001                 58.73             (0.20) 1         --                   (30.53)                (30.73)               --
  2000                 24.51             (0.33) 1         --                    36.14                  35.81                --

  ADVISOR CLASS
  2004**              $17.98            $(0.12) 1         --                   $(1.52)                $(1.64)               --
  2004                 13.66             (0.24) 1         --                     4.56                   4.32                --
  2003                 18.66             (0.21) 1         --                    (4.79)                 (5.00)               --
  2002                 21.46             (0.26) 1         --                    (2.54)                 (2.80)               --
  2001                 58.19             (0.30) 1         --                   (30.17)                (30.47)               --
  2000                 24.35             (0.42) 1         --                    35.85                  35.43                --

  CLASS A
  2004**              $18.32            $(0.12) 1         --                   $(1.54)                $(1.66)               --
  2004 ++              16.68             (0.13) 1         --                     1.77                   1.64                --

  CLASS C
  2004**              $18.25            $(0.19) 1         --                   $(1.52)                $(1.71)               --
  2004 ++              16.68             (0.20) 1         --                     1.77                   1.57                --



                                                                Net                                         Net
                  Distributions                                Asset                                      Assets
                      from                                     Value                                        End
                     Capital                Total               End                   Total              of Period
                      Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               --                      --              $11.10               (12.32)%+           $  202,446
  2004                 --                      --               12.66                59.45%                278,178
  2003                 --                      --                7.94               (44.20)%               201,460
  2002                 --                      --               14.23               (10.84)%               408,161
  2001             $(2.13)                 $(2.13)              15.96               (56.95)%               538,294
  2000              (1.16)                  (1.16)              40.00               101.33%              1,336,938

  CLASS A
  2004**               --                      --              $11.06               (12.43)%+           $       46
  2004 ++              --                      --               12.63                 4.99%+                    53

  CLASS C
  2004**               --                      --              $10.98               (12.79)%+           $       46
  2004 ++              --                      --               12.59                 4.66%+                    52

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               --                      --              $16.70                (8.94)%+           $  789,421
  2004                 --                      --               18.34                31.94%                986,917
  2003                 --                      --               13.90               (26.61)%             1,118,887
  2002                 --                      --               18.94               (12.88)%             1,925,422
  2001             $(6.26)                 $(6.26)              21.74               (56.57)%             2,883,036
  2000              (1.59)                  (1.59)              58.73               148.57%              6,465,234

  ADVISOR CLASS
  2004**               --                      --              $16.34                (9.12)%+           $    9,466
  2004                 --                      --               17.98                31.63%                 40,534
  2003                 --                      --               13.66               (26.80)%                33,619
  2002                 --                      --               18.66               (13.05)%                50,259
  2001             $(6.26)                 $(6.26)              21.46               (56.65)%                69,469
  2000              (1.59)                  (1.59)              58.19               147.98%                143,937

  CLASS A
  2004**               --                      --              $16.66                (9.06)%+           $       50
  2004 ++              --                      --               18.32                 9.83%+                    55

  CLASS C
  2004**               --                      --              $16.54                (9.37)%+           $       50
  2004 ++              --                      --               18.25                 9.41%+                    55



                                                                 Ratio               Ratio of Net
                                                              of Expenses           Investment Loss
                                                              to Average              to Average
                                                              Net Assets              Net Assets
                                                              (Excluding              (Excluding
                                                               Waivers,                Waivers,
                                        Ratio of Net           Expenses                Expenses
                      Ratio             Investment             Borne by                Borne by
                   of Expenses             Loss                 Adviser               Adviser and          Portfolio
                   to Average           to Average            and Expense               Expense            Turnover
                   Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
-----------------------------------------------------------------------------------------------------------------------


-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2004**               1.49%*           (1.42)%*                 1.49%*                 (1.42)%*            32.94%+
  2004                 1.40%            (1.30)%                  1.41%                  (1.31)%             96.38%
  2003                 1.55%            (1.44)%                  1.55%                  (1.44)%            218.32%
  2002                 1.39%            (1.06)%                  1.39%                  (1.07)%            150.95%
  2001                 1.26%            (0.33)%                  1.26%                  (0.33)%             89.91%
  2000                 1.24%            (0.76)%                  1.24%                  (0.76)%            141.81%

  CLASS A
  2004**               1.74%*           (1.67)%*                 1.74%*                 (1.67)%*            32.94%+
  2004 ++              1.62%*           (1.57)%*                 1.63%*                 (1.58)%*            96.38%+

  CLASS C
  2004**               2.49%*           (2.42)%*                 2.49%*                 (2.42)%*            32.94%+
  2004 ++              2.37%*           (2.32)%*                 2.38%*                 (2.33)%*            96.38%+

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2004**               1.42%*           (1.18)%*                 1.42%*                 (1.18)%*            24.35%+
  2004                 1.38%            (1.16)%                  1.39%                  (1.17)%            163.61%
  2003                 1.42%            (1.12)%                  1.42%                  (1.12)%            167.87%
  2002                 1.33%            (0.95)%                  1.33%                  (0.96)%            170.67%
  2001                 1.25%            (0.46)%                  1.25%                  (0.46)%            104.48%
  2000                 1.23%            (0.90)%                  1.23%                  (0.90)%            107.73%

  ADVISOR CLASS
  2004**               1.66%*           (1.38)%*                 1.66%*                 (1.38)%*            24.35%+
  2004                 1.63%            (1.42)%                  1.64%                  (1.43)%            163.61%
  2003                 1.67%            (1.37)%                  1.67%                  (1.37)%            167.87%
  2002                 1.58%            (1.20)%                  1.58%                  (1.22)%            170.67%
  2001                 1.50%            (0.71)%                  1.50%                  (0.71)%            104.48%
  2000                 1.48%            (1.15)%                  1.48%                  (1.15)%            107.73%

  CLASS A
  2004**               1.68%*           (1.43)%*                 1.68%*                 (1.43)%*            24.35%+
  2004 ++              1.61%*           (1.42)%*                 1.62%*                 (1.43)%*           163.61%+

  CLASS C
  2004**               2.42%*           (2.18)%*                 2.42%*                 (2.18)%*            24.35%+
  2004 ++              2.36%*           (2.17)%*                 2.37%*                 (2.18)%*           163.61%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                     Net                                                  Realized and
                    Asset                                                  Unrealized                                Distributions
                    Value              Net                                  Gains or                Total              from Net
                  Beginning        Investment         Redemption            (Losses)                from              Investment
                  of Period           Loss               Fees             on Securities          Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2004**             $15.12             $(0.09) 1         --                  $(0.55)                $(0.64)              --
  2004                11.35              (0.17) 1         --                    3.94                   3.77               --
  2003                15.15              (0.09) 1         --                   (3.71)                 (3.80)              --
  2002                17.81              (0.11) 1         --                   (2.55)                 (2.66)              --
  2001                44.34              (0.12) 1         --                  (22.04)                (22.16)              --
  2000                24.10              (0.25) 1         --                   26.26                  26.01               --

  ADVISOR CLASS
  2004**             $15.01             $(0.10) 1         --                  $(0.56)                $(0.66)              --
  2004                11.30              (0.21) 1         --                    3.92                   3.71               --
  2003                15.10              (0.12) 1         --                   (3.68)                 (3.80)              --
  2002                17.80              (0.16) 1         --                   (2.54)                 (2.70)              --
  2001 2              25.20              (0.02) 1         --                   (7.38)                 (7.40)              --

  CLASS A
  2004**             $15.10             $(0.11) 1         --                  $(0.55)                $(0.66)              --
  2004 ++             13.31              (0.12) 1         --                    1.91                   1.79               --

  CLASS C
  2004**             $15.05             $(0.16) 1         --                  $(0.56)                $(0.72)2             --
  2004 ++             13.31              (0.17) 1         --                    1.91                   1.74               --

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**             $19.80             $(0.07) 1         --                  $(0.66)                $(0.73)              --
  2004                15.10              (0.15) 1         --                    4.85                   4.70               --
  2003                19.67              (0.11) 1         --                   (4.46)                 (4.57)              --
  2002                22.90              (0.14) 1         --                   (3.09)                 (3.23)              --
  2001                38.37              (0.05) 1         --                  (13.48)                (13.53)              --
  2000                24.57              (0.23) 1         --                   21.32                  21.09               --

  ADVISOR CLASS
  2004**             $19.64             $(0.09) 1         --                  $(0.66)                $(0.75)              --
  2004                15.02              (0.19) 1         --                    4.81                   4.62               --
  2003                19.62              (0.15) 1         --                   (4.45)                 (4.60)              --
  2002                22.89              (0.19) 1         --                   (3.08)                 (3.27)              --
  2001 2              29.10              (0.03) 1         --                   (6.18)                 (6.21)              --

  CLASS A
  2004**             $19.77             $(0.09) 1         --                  $(0.66)                $(0.75)              --
  2004 +++            17.45              (0.14) 1         --                    2.46                   2.32               --

  CLASS C
  2004**             $19.67             $(0.16) 1         --                  $(0.65)                $(0.81)              --
  2004 +++            17.45              (0.23) 1         --                    2.45                   2.22               --



                                                               Net                                         Net
                 Distributions                                Asset                                      Assets
                     from                                     Value                                        End
                    Capital                Total               End                   Total              of Period
                     Gains             Distributions        of Period               Return                (000)
------------------------------------------------------------------------------------------------------------------------


----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2004**              --                      --              $14.48                (4.23)%+         $  191,082
  2004                --                      --               15.12                33.22%              217,059
  2003                --                      --               11.35               (25.08)%             209,192
  2002                --                      --               15.15               (14.94)%             333,115
  2001            $(4.37)                 $(4.37)              17.81               (53.84)%             501,921
  2000             (5.77)                  (5.77)              44.34               117.88%            1,083,460

  ADVISOR CLASS
  2004**              --                      --              $14.35                (4.40)%+         $      107
  2004                --                      --               15.01                32.83%                   96
  2003                --                      --               11.30               (25.17)%                  63
  2002                --                      --               15.10               (15.17)%                  60
  2001 2              --                      --               17.80               (29.37)%+                 71

  CLASS A
  2004**              --                      --              $14.44                (4.37)%+         $       54
  2004 ++             --                      --               15.10                13.45%+                  57

  CLASS C
  2004**              --                      --              $14.33                (4.78)% +        $       64
  2004 ++             --                      --               15.05                13.07%+                  57

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              --                      --              $19.07                (3.69)%+         $  166,570
  2004                --                      --               19.80                31.13%              184,688
  2003                --                      --               15.10               (23.23)%             172,972
  2002                --                      --               19.67               (14.10)%             258,297
  2001            $(1.94)                 $(1.94)              22.90               (36.55)%             327,689
  2000             (7.29)                  (7.29)              38.37                98.60%              256,965

  ADVISOR CLASS
  2004**              --                      --              $18.89                (3.82)%+         $      267
  2004                --                      --               19.64                30.76%                  561
  2003                --                      --               15.02               (23.45)%                 497
  2002                --                      --               19.62               (14.29)%                 156
  2001 2              --                      --               22.89               (21.34)%+                 79

  CLASS A
  2004**              --                      --              $19.02                (3.79)%+         $       74
  2004 +++            --                      --               19.77                13.30%+                  77

  CLASS C
  2004**              --                      --              $18.86                (4.12)%+         $       60
  2004 +++            --                      --               19.67                12.72%+                  56



                                                                Ratio               Ratio of Net
                                                             of Expenses           Investment Loss
                                                             to Average              to Average
                                                             Net Assets              Net Assets
                                                             (Excluding              (Excluding
                                                              Waivers,                Waivers,
                                      Ratio of Net            Expenses                Expenses
                     Ratio             Investment               Borne                 Borne by
                  of Expenses             Loss               by Adviser              Adviser and          Portfolio
                  to Average           to Average            and Expense               Expense            Turnover
                  Net Assets           Net Assets           Reduction)^^^           Reduction)^^^           Rate
----------------------------------------------------------------------------------------------------------------------


----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2004**              1.46%*             (1.17)%*               1.46%*                 (1.17)%*              20.75%+
  2004                1.46%              (1.24)%                1.47%                  (1.25)%               73.65%
  2003                1.48%              (0.74)%                1.48%                  (0.74)%              156.30%
  2002                1.36%              (0.66)%                1.36%                  (0.67)%              152.53%
  2001                1.23%              (0.34)%                1.23%                  (0.34)%              142.46%
  2000                1.23%              (0.82)%                1.23%                  (0.82)%              147.35%

  ADVISOR CLASS
  2004**              1.71%*             (1.42)%*               1.71%*                 (1.42)%*              20.75%+
  2004                1.71%              (1.50)%                1.72%                  (1.51)%               73.65%
  2003                1.73%              (1.00)%                1.73%                  (1.00)%              156.30%
  2002                1.61%              (0.91)%                1.61%                  (0.92)%              152.53%
  2001 2              1.54%*             (0.40)%*               1.54%*                 (0.40)%*             142.46%+

  CLASS A
  2004**              1.71%*             (1.42)%*               1.71%*                 (1.42)%*              20.75%+
  2004 ++             1.70%*             (1.56)%*               1.71%*                 (1.57)%*              73.65%+

  CLASS C
  2004**              2.46%*             (2.17)%*               2.46%*                 (2.17)%*              20.75%+
  2004 ++             2.45%*             (2.31)%*               2.46%*                 (2.32)%*              73.65%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2004**              1.33%*             (0.70)%*               1.33%*                 (0.70)%*              18.63%+
  2004                1.34%              (0.83)%                1.35%                  (0.84)%               63.17%
  2003                1.33%              (0.67)%                1.33%                  (0.67)%              124.58%
  2002                1.26%              (0.62)%                1.26%                  (0.63)%              148.93%
  2001                1.18%              (0.14)%                1.18%                  (0.14)%              146.18%
  2000                1.17%              (0.79)%                1.17%                  (0.79)%              184.36%

  ADVISOR CLASS
  2004**              1.58%*             (0.92)%*               1.58%*                 (0.92)%*              18.63%+
  2004                1.59%              (1.09)%                1.60%                  (1.10)%               63.17%
  2003                1.58%              (0.93)%                1.58%                  (0.93)%              124.58%
  2002                1.51%              (0.87)%                1.51%                  (0.88)%              148.93%
  2001 2              1.43%*             (0.42)%*               1.43%*                 (0.42)%*             146.18%+

  CLASS A
  2004**              1.58%*             (0.95)%*               1.58%*                 (0.95)%*              18.63%+
  2004 +++            1.58%*             (1.09)%*               1.59%*                 (1.10)%*              63.17%+

  CLASS C
  2004**              2.33%*             (1.70)%*               2.33%*                 (1.70)%*              18.63%+
  2004 +++            2.33%*             (1.83)%*               2.34%*                 (1.84)%*              63.17%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                  Distributions
                    Value          Investment                              Gains or                  Total              from Net
                  Beginning          Income          Redemption            (Losses)                  from              Investment
                  of Period          (Loss)              Fees             on Securities            Operations             Income
------------------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**             $20.91         $(0.13) 1             --                  $(0.99)                $(1.12)                --
  2004                15.71          (0.28) 1             --                    5.48                   5.20                 --
  2003                22.74          (0.19)               --                   (6.84)                 (7.03)                --
  2002                26.58          (0.25) 1             --                   (3.59)                 (3.84)                --
  2001                77.81          (0.24) 1             --                  (48.55)                (48.79)                --
  2000                25.93          (0.34) 1             --                   58.71                  58.37                 --

  CLASS A
  2004**             $20.88         $(0.16) 1             --                  $(0.98)                $(1.14)                --
  2004 ++             19.43          (0.18) 1             --                    1.63                   1.45                 --

  CLASS C
  2004**             $20.80         $(0.23) 1             --                  $(0.98)                $(1.21)                --
  2004 ++             19.43          (0.26) 1             --                    1.63                   1.37                 --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**             $13.68         $(0.08) 1             --                  $(0.89)                $(0.97)                --
  2004                 8.72          (0.14) 1             --                    5.10                   4.96                 --
  2003                13.37          (0.11) 1             --                   (4.54)                 (4.65)                --
  2002                12.08          (0.13) 1             --                    1.42                   1.29                 --
  2001                19.34          (0.11) 1             --                   (4.55)                 (4.66)                --
  2000                10.54          (0.13) 1             --                   10.18                  10.05                 --

  ADVISOR CLASS
  2004**             $13.63         $(0.10) 1             --                  $(0.88)                $(0.98)                --
  2004                 8.71          (0.18) 1             --                    5.10                   4.92                 --
  2003 3               9.29          (0.07) 1             --                   (0.51)                 (0.58)                --

  CLASS A
  2004**             $13.66         $(0.10) 1             --                  $(0.89)                $(0.99)                --
  2004 +++            11.72          (0.13) 1             --                    2.07                   1.94                 --

  CLASS C
  2004**             $13.59         $(0.14) 1             --                  $(0.89)                $(1.03)                --
  2004 +++            11.72          (0.19) 1             --                    2.06                   1.87                 --

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**            $  9.84          $0.03 1              --                  $(0.17)                $(0.14)                --
  2004                 7.35           0.05 1              --                    2.48                   2.53             $(0.04)
  2003                10.42           0.06                --                   (3.06)                 (3.00)             (0.07)
  2002 4              10.33           0.02                --                    0.07                   0.09                 --
  2001 5              11.09           0.07                --                   (0.76)                 (0.69)             (0.07)
  2000 5              12.31           0.06                --                   (1.20)                 (1.14)             (0.06)
  1999 5              10.90           0.10                --                    2.06                   2.16              (0.10)

  CLASS A
  2004**            $  9.83          $0.02 1              --                  $(0.17)                $(0.15)                --
  2004 +++             8.66           0.03 1              --                    1.18                   1.21             $(0.04)

  CLASS C
  2004**            $  9.81         $(0.02) 1             --                  $(0.17)                $(0.19)                --
  2004 +++             8.66          (0.02) 1             --                    1.18                   1.16             $(0.01)



                                                                  Net                                       Net
                  Distributions                                  Asset                                    Assets
                      from                                       Value                                      End
                     Capital                Total                 End                 Total              of Period
                      Gains             Distributions          of Period             Return                (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**                --                      --              $19.79                (5.36)%+         $  199,586
  2004                  --                      --               20.91                33.10%              231,034
  2003                  --                      --               15.71               (30.91)%             225,127
  2002                  --                      --               22.74               (14.45)%             413,134
  2001              $(2.44)                 $(2.44)              26.58               (64.23)%             662,551
  2000               (6.49)                  (6.49)              77.81               240.82%            1,691,298

  CLASS A
  2004**                --                      --              $19.74                (5.46)%+         $       51
  2004 ++               --                      --               20.88                 7.46%+                  54

  CLASS C
  2004**                --                      --              $19.59                (5.82)%+         $       50
  2004 ++               --                      --               20.80                 7.05%+                  54

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**                --                      --              $12.71                (7.09)%+         $   55,186
  2004                  --                      --               13.68                56.88%               69,838
  2003                  --                      --                8.72               (34.78)%              57,738
  2002                  --                      --               13.37                10.68%               86,243
  2001              $(2.60)                 $(2.60)              12.08               (27.04)%              76,331
  2000               (1.25)                  (1.25)              19.34                99.74%               75,225

  ADVISOR CLASS
  2004**                --                      --              $12.65                (7.19)%+         $    1,598
  2004                  --                      --               13.63                56.49%                1,779
  2003 3                --                      --                8.71                (8.99)%+                509

  CLASS A
  2004**                --                      --              $12.67                (7.25)%+         $       54
  2004 +++              --                      --               13.66                16.55%+                  65

  CLASS C
  2004**                --                      --              $12.56                (7.58)%+         $       54
  2004 +++              --                      --               13.59                15.96%+                  58

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**                --                      --              $ 9.70                (1.42)%+         $   61,848
  2004                  --                  $(0.04)               9.84                34.50%               65,668
  2003                  --                   (0.07)               7.35               (28.83)%              53,983
  2002 4                --                      --               10.42                 0.89%+             101,615
  2001 5                --                   (0.07)              10.33                (6.22)%              95,031
  2000 5           $ (0.02)                  (0.08)              11.09                (9.33)%             118,545
  1999 5             (0.65)                  (0.75)              12.31                20.06%              145,185

  CLASS A
  2004**                --                      --              $ 9.68                (1.53)%+         $      243
  2004 +++              --                  $(0.04)               9.83                13.95%+                  82

  CLASS C
  2004**                --                      --              $ 9.62                (1.94)%+         $       81
  2004 +++              --                  $(0.01)               9.81                13.41%+                  78


                                                                                 Ratio of
                                                              Ratio of         Net Investment
                                                              Expenses          Income (Loss)
                                                              to Average         to Average
                                                              Net Assets         Net Assets
                                                             (Excluding          (Excluding
                                      Ratio of Net            Waivers,            Waivers,
                                       Investment             Expenses            Expenses
                     Ratio               Income                 Borne             Borne by
                  of Expenses            (Loss)               by Adviser          Adviser and         Portfolio
                  to Average           to Average            and Expense           Expense           Turnover
                  Net Assets           Net Assets           Reduction)^^^       Reduction)^^^          Rate
-----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG SELECT GROWTH FUND
-----------------------

  PBHG CLASS
  2004**               1.52%*             (1.33)%*               1.52%*           (1.33)%*              67.29%+
  2004                 1.52%              (1.44)%                1.53%            (1.45)%              179.85%
  2003                 1.55%              (1.02)%                1.55%            (1.02)%              381.73%
  2002                 1.38%              (0.94)%                1.38%            (0.95)%              301.58%
  2001                 1.26%              (0.43)%                1.26%            (0.43)%              157.72%
  2000                 1.18%              (0.68)%                1.18%            (0.68)%              200.56%

  CLASS A
  2004**               1.77%*             (1.58)%*               1.77%*           (1.58)%*              67.29%+
  2004 ++              1.76%*             (1.68)%*               1.77%*           (1.69)%*             179.85%+

  CLASS C
  2004**               2.52%*             (2.33)%*               2.52%*           (2.33)%*              67.29%+
  2004 ++              2.51%*             (2.43)%*               2.52%*           (2.44)%*             179.85%+

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2004**               1.50%*             (1.27)%*               1.65%*           (1.42)%*              40.99%+
  2004                 1.50%              (1.14)%                1.60%            (1.24)%               96.80%
  2003                 1.50%              (1.09)%                1.57%            (1.16)%              113.26%
  2002                 1.50%              (0.96)%                1.52%            (0.97)%              118.88%
  2001                 1.50%              (0.63)%                1.50%            (0.63)%              143.04%
  2000                 1.50%              (0.93)%                1.55%            (0.98)%              240.55%

  ADVISOR CLASS
  2004**               1.75%*             (1.51)%*               1.90%*           (1.66)%*              40.99%+
  2004                 1.75%              (1.41)%                1.85%            (1.51)%               96.80%
  2003 3               1.75%*             (1.28)%*               1.87%*           (1.40)%*             113.26%

  CLASS A
  2004**               1.75%*             (1.51)%*               1.90%*           (1.66)%*              40.99%+
  2004 +++             1.75%*             (1.43)%*               1.87%*           (1.55)%*              96.80%+

  CLASS C
  2004**               2.50%*             (2.26)%*               2.65%*           (2.41)%*              40.99%+
  2004 +++             2.50%*             (2.18)%*               2.62%*           (2.30)%*              96.80%+

--------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------

  PBHG CLASS
  2004**               1.29%*              0.57%*                1.29%*            0.57%*              102.27%+
  2004                 1.24%               0.59%                 1.25%             0.58%               267.41%
  2003                 1.19%               0.62%                 1.31%             0.50%               212.69%
  2002 4               0.99%*              0.63%*                1.33%*            0.29%*               65.99%+
  2001 5               0.99%               0.64%                 1.09%             0.54%               229.00%
  2000 5               0.97%               0.53%                 0.97%             0.53%               270.00%
  1999 5               0.99%               1.08%                 1.11%             0.96%               261.00%

  CLASS A
  2004**               1.54%*              0.44%*                1.54%*            0.44%*              102.27%+
  2004 +++             1.48%*              0.41%*                1.49%*            0.40%*              267.41%+

  CLASS C
  2004**               2.29%*             (0.42)%*               2.29%*           (0.42)%*             102.27%+
  2004 +++             2.23%*             (0.35)%*               2.24%*           (0.36)%*             267.41%+


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                                Distributions
                    Value          Investment                               Gains or                Total              from Net
                  Beginning          Income           Redemption            (Losses)                from              Investment
                  of Period          (Loss)              Fees             on Securities          Operations             Income
-----------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**             $17.19         $(0.05) 1             --                  $(0.35)             $(0.40)                   --
  2004                12.01          (0.02) 1             --                    5.20                5.18                    --
  2003                16.20          (0.02)               --                   (4.17)              (4.19)                   --
  2002                17.41          (0.04) 1             --                   (1.03)              (1.07)               $(0.06)
  2001                18.51           0.07 1              --                   (0.74)              (0.67)                   --
  2000                10.46          (0.01) 1             --                    8.93                8.92                    --

  CLASS A
  2004**             $17.17         $(0.07) 1             --                  $(0.35)             $(0.42)                   --
  2004 ++             14.79          (0.03) 1             --                    2.41                2.38                    --

  CLASS C
  2004**             $17.10         $(0.13) 1             --                  $(0.34)             $(0.47)                   --
  2004 ++             14.79          (0.09) 1             --                    2.40                2.31                    --

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**             $11.93          $0.02 1              --                  $(0.19)             $(0.17)                   --
  2004                 9.50           0.15 1              --                    2.43                2.58                $(0.15)
  2003                13.34           0.13 1              --                   (3.82)              (3.69)                (0.15)
  2002                13.90           0.03 1              --                   (0.57)              (0.54)                (0.02)
  2001                11.97           0.21 1              --                    2.21                2.42                 (0.08)
  2000                13.85           0.12                --                    1.78                1.90                 (0.08)

  ADVISOR CLASS
  2004**             $11.89          $0.01 1              --                  $(0.19)             $(0.18)                   --
  2004                 9.48           0.12 1              --                    2.42                2.54                $(0.13)
  2003                13.30           0.09 1              --                   (3.79)              (3.70)                (0.12)
  2002                13.88             -- 1              --                   (0.58)              (0.58)                   --
  2001 2              13.88           0.01 1              --                   (0.01)                 --                    --

  CLASS A
  2004**             $11.92          $0.01 1              --                  $(0.19)             $(0.18)                   --
  2004 ++             11.08           0.05 1              --                    0.93                0.98                $(0.14)

  CLASS C
  2004**             $11.89         $(0.04) 1             --                  $(0.18)             $(0.22)                   --
  2004 ++             11.08           0.01 1              --                    0.92                0.93                $(0.12)



                                                                 Net                                Net
                   Distributions                                Asset                             Assets
                       from                                     Value                               End
                      Capital                Total               End          Total              of Period
                       Gains             Distributions        of Period      Return                (000)
-----------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**                   --                    --            $16.79        (2.33)%+           $ 19,976
  2004                     --                    --             17.19        43.13%               26,574
  2003                     --                    --             12.01       (25.86)%              23,293
  2002                 $(0.08)               $(0.14)            16.20        (6.18)%              34,675
  2001                  (0.43)                (0.43)            17.41        (3.59)%              58,724
  2000                  (0.87)                (0.87)            18.51        89.17%               22,556

  CLASS A
  2004**                   --                    --            $16.75        (2.45)%+           $     57
  2004 ++                  --                    --             17.17        16.09%+                  58

  CLASS C
  2004**                   --                    --            $16.63        (2.75)%+           $     56
  2004 ++                  --                    --             17.10        15.62%+                  58

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**                   --                    --            $11.76        (1.42)%+           $157,047
  2004                     --                $(0.15)            11.93        27.20%              214,710
  2003                     --                 (0.15)             9.50       (27.73)%             283,989
  2002                     --                 (0.02)            13.34        (3.86)%             524,236
  2001                 $(0.41)                (0.49)            13.90        20.42%              425,414
  2000                  (3.70)                (3.78)            11.97        14.25%               32,922

  ADVISOR CLASS
  2004**                   --                    --            $11.71        (1.51)%+           $    501
  2004                     --                $(0.13)            11.89        26.81%                  723
  2003                     --                 (0.12)             9.48       (27.86)%                 451
  2002                     --                    --             13.30        (4.15)%                 195
  2001 2                   --                    --             13.88         0.00%+                 100

  CLASS A
  2004**                   --                    --            $11.74        (1.51)%+           $     54
  2004 ++                  --                $(0.14)            11.92         8.91%+                  54

  CLASS C
  2004**                   --                    --            $11.67        (1.85)%+           $     53
  2004 ++                  --                $(0.12)            11.89         8.49%+                  54



                                                                 Ratio               Ratio of Net
                                                              of Expenses             Investment
                                                              to Average             Income (Loss)
                                                              Net Assets              to Average
                                                              (Excluding              Net Assets
                                        Ratio of Net           Waivers,               (Excluding
                                        Investment             Expenses            Waivers, Expenses
                       Ratio              Income                 Borne                 Borne by
                    of Expenses           (Loss)              by Adviser              Adviser and           Portfolio
                    to Average          to Average            and Expense               Expense             Turnover
                    Net Assets          Net Assets           Reduction)^^^           Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG FOCUSED FUND
-----------------

  PBHG CLASS
  2004**               1.50%*             (0.59)%*               1.72%*                 (0.81)%*             114.33%+
  2004                 1.50%              (0.15)%                1.54%                  (0.19)%              240.63%
  2003                 1.50%              (0.23)%                1.50%                  (0.23)%              281.70%
  2002                 1.37%              (0.24)%                1.37%                  (0.25)%              433.98%
  2001                 1.34%               0.37%                 1.34%                   0.37%               404.36%
  2000                 1.50%              (0.10)%                1.55%                  (0.15)%              853.36%

  CLASS A
  2004**               1.75%*             (0.82)%*               1.97%*                 (1.04)%*             114.33%+
  2004 ++              1.77%*             (0.36)%*               1.85%*                 (0.44)%*             240.63%+

  CLASS C
  2004**               2.50%*             (1.58)%*               2.72%*                 (1.80)%*             114.33%+
  2004 ++              2.52%*             (1.11)%*               2.60%*                 (1.19)%*             240.63%+

--------------------
PBHG LARGE CAP FUND
--------------------

  PBHG CLASS
  2004**               1.23%*              0.33%*                1.23%*                  0.33%*               94.10%+
  2004                 1.20%               1.34%                 1.21%                   1.33%               252.96%
  2003                 1.20%               1.18%                 1.20%                   1.18%               428.30%
  2002                 1.14%               0.24%                 1.14%                   0.24%               947.66%
  2001                 1.16%               0.91%                 1.16%                   0.91%              1184.89%
  2000                 1.11%               0.71%                 1.11%                   0.71%              1018.03%

  ADVISOR CLASS
  2004**               1.48%*              0.10%*                1.48%*                  0.10%*               94.10%+
  2004                 1.45%               1.03%                 1.46%                   1.02%               252.96%
  2003                 1.45%               0.86%                 1.45%                   0.86%               428.30%
  2002                 1.39%              (0.04)%                1.39%                  (0.04)%              947.66%
  2001 2               1.40%*              0.39%*                1.40%*                  0.39%*             1184.89%+

  CLASS A
  2004**               1.48%*              0.09%*                1.48%*                  0.09%*               94.10%+
  2004 ++              1.45%*              0.86%*                1.46%*                  0.85%*              252.96%+

  CLASS C
  2004**               2.23%*             (0.66)%*               2.23%*                 (0.66)%*              94.10%+
  2004 ++              2.20%*              0.11%*                2.21%*                  0.10%*              252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                             Distributions
                    Value          Investment                               Gains or                Total           from Net
                  Beginning          Income           Redemption            (Losses)                from           Investment
                  of Period          (Loss)              Fees             on Securities          Operations          Income
---------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**             $17.93         $(0.04) 1             --                  $(0.28)                $(0.32)             --
  2004                12.29          (0.07) 1             --                    5.71                   5.64              --
  2003                15.74          (0.04) 1             --                   (3.41)                 (3.45)             --
  2002                14.44          (0.02) 1             --                    1.32                   1.30              --
  2001                13.82           0.09  1             --                    1.20                   1.29          $(0.03)
  2000                15.09          (0.02) 1             --                    5.03                   5.01              --

  ADVISOR CLASS
  2004**             $17.82         $(0.06) 1             --                  $(0.29)                $(0.35)             --
  2004                12.25          (0.11) 1             --                    5.68                   5.57              --
  2003                15.72          (0.07) 1             --                   (3.40)                 (3.47)             --
  2002 6              13.90          (0.03) 1             --                    1.85                   1.82              --

  CLASS A
  2004**             $17.90         $(0.06) 1             --                  $(0.29)                $(0.35)             --
  2004 +++            14.59          (0.08) 1             --                    3.39                   3.31              --

  CLASS C
  2004**             $17.82         $(0.12) 1             --                  $(0.29)                $(0.41)             --
  2004 +++            14.59          (0.16) 1             --                    3.39                   3.23              --

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**             $20.29         $(0.10) 1             --                  $(0.84)                $(0.94)             --
  2004                13.27          (0.15) 1             --                    7.17                   7.02              --
  2003                20.65          (0.13) 1             --                   (7.25)                 (7.38)             --
  2002                18.48          (0.14) 1             --                    2.31                   2.17              --
  2001                18.75          (0.02) 1             --                    0.58                   0.56              --
  2000                11.38          (0.08) 1             --                    7.45                   7.37              --

  ADVISOR CLASS
  2004**             $20.15         $(0.13) 1             --                  $(0.83)                $(0.96)             --
  2004                13.20          (0.19) 1             --                    7.14                   6.95              --
  2003                20.60          (0.17) 1             --                   (7.23)                 (7.40)             --
  2002                18.47          (0.22) 1             --                    2.35                   2.13              --
  2001 2              19.67          (0.02) 1             --                   (1.18)                 (1.20)             --

  CLASS A
  2004**             $20.27         $(0.13) 1             --                  $(0.84)                $(0.97)             --
  2004 ++             16.80          (0.11) 1             --                    3.58                   3.47              --

  CLASS C
  2004**             $20.19         $(0.20) 1             --                  $(0.83)                $(1.03)             --
  2004 ++             16.80          (0.18) 1             --                    3.57                   3.39              --



                                                                Net                                        Net
                 Distributions                                 Asset                                     Assets
                     from                                      Value                                       End
                    Capital                Total                End                  Total              of Period
                     Gains             Distributions         of Period              Return                (000)
----------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**              --                      --              $17.61                (1.78)%+         $  416,845
  2004                --                      --               17.93                45.89%              452,530
  2003                --                      --               12.29               (21.92)%             288,030
  2002                --                      --               15.74                 9.00%              464,987
  2001            $(0.64)                 $(0.67)              14.44                 9.43%              231,117
  2000             (6.28)                  (6.28)              13.82                42.21%               60,690

  ADVISOR CLASS
  2004**              --                      --              $17.47                (1.96)%+         $    6,459
  2004                --                      --               17.82                45.47%                6,493
  2003                --                      --               12.25               (22.07)%               1,634
  2002 6              --                      --               15.72                13.09%+                 127

  CLASS A
  2004**              --                      --              $17.55                (1.96)%+         $      229
  2004 +++            --                      --               17.90                22.69%+                 191

  CLASS C
  2004**              --                      --              $17.41                (2.30)%+         $       98
  2004 +++            --                      --               17.82                22.14%+                  92

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**              --                      --              $19.35                (4.63)%+         $   62,221
  2004                --                      --               20.29                52.90%              102,497
  2003                --                      --               13.27               (35.74)%             102,497
  2002                --                      --               20.65                11.74%              290,007
  2001            $(0.83)                 $(0.83)              18.48                 2.99%              251,994
  2000                --                      --               18.75                64.76%               92,634

  ADVISOR CLASS
  2004**              --                      --              $19.19                (4.76)%+         $       74
  2004                --                      --               20.15                52.65%                   97
  2003                --                      --               13.20               (35.92)%                 165
  2002                --                      --               20.60                11.53%                  364
  2001 2              --                      --               18.47                (6.10)%+                 94

  CLASS A
  2004**              --                      --              $19.30                (4.79)%+         $       68
  2004 ++             --                      --               20.27                20.65%+                  60

  CLASS C
  2004**              --                      --              $19.16                (5.10)%+         $       62
  2004 ++             --                      --               20.19                20.18%+                  60



                                                              Ratio               Ratio of Net
                                                           of Expenses             Investment
                                                           to Average             Income (Loss)
                                                           Net Assets              to Average
                                                           (Excluding              Net Assets
                                     Ratio of Net           Waivers,               (Excluding
                                     Investment             Expenses            Waivers, Expenses
                       Ratio           Income                 Borne                 Borne by
                    of Expenses        (Loss)              by Adviser              Adviser and           Portfolio
                    to Average       to Average            and Expense               Expense             Turnover
                    Net Assets       Net Assets           Reduction)^^^           Reduction)^^^            Rate
--------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG MID-CAP FUND
-----------------

  PBHG CLASS
  2004**               1.35%*          (0.43)%*               1.35%*                 (0.43)%*              62.74%+
  2004                 1.37%           (0.47)%                1.38%                  (0.48)%              143.80%
  2003                 1.40%           (0.33)%                1.40%                  (0.33)%              195.22%
  2002                 1.32%           (0.15)%                1.32%                  (0.15)%              236.85%
  2001                 1.35%            0.40%                 1.35%                   0.40%               248.10%
  2000                 1.44%           (0.15)%                1.44%                  (0.15)%              742.57%

  ADVISOR CLASS
  2004**               1.60%*          (0.67)%*               1.60%*                 (0.67)%*              62.74%+
  2004                 1.62%           (0.72)%                1.63%                  (0.73)%              143.80%
  2003                 1.65%           (0.54)%                1.65%                  (0.54)%              195.22%
  2002 6               1.55%*          (0.49)%*               1.55%*                 (0.49)%*             236.85%+

  CLASS A
  2004**               1.60%*          (0.66)%*               1.60%*                 (0.66)%*              62.74%+
  2004 +++             1.62%*          (0.69)%*               1.63%*                 (0.70)%*             143.80%+

  CLASS C
  2004**               2.35%*          (1.42)%*               2.35%*                 (1.42)%*              62.74%+
  2004 +++             2.37%*          (1.43)%*               2.38%*                 (1.44)%*             143.80%+

-------------------
PBHG SMALL CAP FUND
-------------------

  PBHG CLASS
  2004**               1.50%*          (1.09)%*               1.63%*                 (1.22)%*              47.65%+
  2004                 1.50%           (0.84)%                1.56%                  (0.90)%              116.57%
  2003                 1.50%           (0.83)%                1.59%                  (0.92)%              115.44%
  2002                 1.48%           (0.72)%                1.48%                  (0.72)%              144.85%
  2001                 1.49%           (0.09)%                1.49%                  (0.09)%              177.69%
  2000                 1.50%           (0.56)%                1.58%                  (0.64)%              352.85%

  ADVISOR CLASS
  2004**               1.75%*          (1.34)%*               1.88%*                 (1.47)%*              47.65%+
  2004                 1.74%           (1.11)%                1.80%                  (1.17)%              116.57%
  2003                 1.75%           (1.08)%                1.84%                  (1.17)%              115.44%
  2002                 1.73%           (1.12)%                1.73%                  (1.12)%              144.85%
  2001 2               1.73%*          (0.34)%*               1.73%*                 (0.34)%*             177.69%+

  CLASS A
  2004**               1.75%*          (1.34)%*               1.88%*                 (1.47)%*              47.65%+
  2004 ++              1.74%*          (1.16)%*               1.83%*                 (1.25)%*             116.57%+

  CLASS C
  2004**               2.50%*          (2.09)%*               2.63%*                 (2.22)%*              47.65%+
  2004 ++              2.49%*          (1.91)%*               2.58%*                 (2.00)%*             116.57%+


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS


                     Net                                                  Realized and
                    Asset              Net                                 Unrealized                           Distributions
                    Value          Investment                               Gains or             Total            from Net
                  Beginning          Income           Redemption            (Losses)             from            Investment
                  of Period          (Loss)              Fees             on Securities       Operations           Income
------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**             $15.88          $0.04 1              --                      --               $0.04               --
  2004                11.84           0.05 1              --                  $ 4.07                4.12           $(0.06)
  2003                16.40           0.14                --                   (4.31)              (4.17)           (0.15)
  2002 7              15.92           0.20                --                    2.34                2.54            (0.14)
  2001 8              10.87           0.21                --                    5.49                5.70            (0.21)
  2000 8              12.19           0.16                --                   (1.18)              (1.02)           (0.16)
  1999 8,9            10.00           0.05                --                    2.18                2.23            (0.04)

  ADVISOR CLASS
  2004**             $15.86          $0.03 1              --                  $(0.01)              $0.02               --
  2004 ++++           14.23           0.04 1              --                    1.66                1.70           $(0.05)

  CLASS A
  2004**             $15.86          $0.03 1              --                  $(0.01)              $0.02               --
  2004 +++            14.22           0.03 1              --                    1.69                1.72           $(0.06)

  CLASS C
  2004**             $15.80         $(0.03) 1             --                  $(0.01)             $(0.04)              --
  2004 +++            14.22          (0.05) 1             --                    1.69                1.64           $(0.04)

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**             $20.80         $(0.07) 1             --                   $1.41               $1.34               --
  2004^               16.12          (0.05) 1             --                    4.89                4.84               --

  CLASS A
  2004**             $20.76         $(0.09) 1             --                   $1.40               $1.31               --
  2004+++             16.20          (0.08) 1             --                    4.80                4.72               --

  CLASS C
  2004**             $20.65         $(0.17) 1             --                   $1.39               $1.22               --
  2004+++             16.20          (0.18) 1             --                    4.79                4.61               --



                                                                 Net                                Net
                  Distributions                                 Asset                             Assets
                      from                                      Value                               End
                     Capital                Total                End            Total            of Period
                      Gains             Distributions         of Period        Return              (000)
----------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**                 --                     --           $15.92             0.25%+          $1,169,551
  2004               $(0.02)                $(0.08)           15.88            34.82%            1,128,195
  2003                (0.24)                 (0.39)           11.84           (25.73)%             647,508
  2002 7              (1.92)                 (2.06)           16.40            17.48%+             621,735
  2001 8              (0.44)                 (0.65)           15.92            53.22%              272,069
  2000 8              (0.14)                 (0.30)           10.87            (8.39)%              84,226
  1999 8,9               --                  (0.04)           12.19            22.33%+              64,135

  ADVISOR CLASS
  2004**                 --                     --           $15.88             0.13%+          $    1,257
  2004 ++++          $(0.02)                $(0.07)           15.86            11.97%+                 723

  CLASS A
  2004**                 --                     --           $15.88             0.13%+          $    5,708
  2004 +++           $(0.02)                $(0.08)           15.86            12.07%+               2,555

  CLASS C
  2004**                 --                     --           $15.76            (0.25)%+         $    7,287
  2004 +++           $(0.02)                $(0.06)           15.80            11.56%+               3,093

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**                 --                     --           $22.14             6.44%+          $   55,382
  2004^              $(0.16)                $(0.16)           20.80            30.16%+              25,553

  CLASS A
  2004**                 --                     --           $22.07             6.31%+          $      312
  2004+++            $(0.16)                $(0.16)           20.76            29.26%+                 198

  CLASS C
  2004**                 --                     --           $21.87             5.91%+          $      301
  2004+++            $(0.16)                $(0.16)           20.65            28.58%+                 153



                                                                  Ratio              Ratio of Net
                                                               of Expenses            Investment
                                                               to Average            Income (Loss)
                                                               Net Assets             to Average
                                                               (Excluding             Net Assets
                                        Ratio of Net            Waivers,              (Excluding
                                        Investment              Expenses           Waivers, Expenses
                       Ratio              Income                  Borne                Borne by
                    of Expenses           (Loss)               by Adviser             Adviser and           Portfolio
                    to Average          to Average             and Expense              Expense             Turnover
                    Net Assets          Net Assets            Reduction)^^^          Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------


------------------
CLIPPER FOCUS FUND
------------------

  PBHG CLASS
  2004**               1.47%*              0.50%*                1.47%*                  0.50%*                6.50%+
  2004                 1.48%               0.36%                 1.49%                   0.35%                24.31%
  2003                 1.45%               1.00%                 1.52%                   0.93%                50.05%
  2002 7               1.40%*              1.26%*                1.44%*                  1.23%*               39.02%+
  2001 8               1.40%               1.41%                 1.41%                   1.40%               111.00%
  2000 8               1.40%               1.47%                 1.47%                   1.40%                54.00%
  1999 8,9             1.40%*              1.05%*                2.08%*                  0.37%*               22.00%+

  ADVISOR CLASS
  2004**               1.72%*              0.33%*                1.72%*                  0.33%*                6.50%+
  2004 ++++            1.75%*              0.35%*                1.76%*                  0.34%*               24.31%+

  CLASS A
  2004**               1.72%*              0.35%*                1.72%*                  0.35%*                6.50%+
  2004 +++             1.75%*              0.25%*                1.76%*                  0.24%*               24.31%+

  CLASS C
  2004**               2.47%*             (0.42)%*               2.47%*                 (0.42)%*               6.50%+
  2004 +++             2.50%*             (0.48)%*               2.51%*                 (0.49)%*              24.31%+

-------------------------
TS&W SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2004**               1.50%*             (0.62)%*               1.62%*                 (0.74)%*              17.89%+
  2004^                1.50%*             (0.42)%*               1.73%*                 (0.65)%*              27.33%+

  CLASS A
  2004**               1.75%*             (0.89)%*               1.87%*                 (1.01)%*              17.89%+
  2004+++              1.75%*             (0.68)%*               1.99%*                 (0.92)%*              27.33%+

  CLASS C
  2004**               2.50%*             (1.62)%*               2.62%*                 (1.74)%*              17.89%+
  2004+++              2.50%*             (1.43)%*               2.74%*                 (1.67)%*              27.33%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                       Net                                       Realized and
                      Asset         Net                            Unrealized                               Distributions
                      Value      Investment                         Gains or                 Total             from Net
                    Beginning      Income       Redemption          (Losses)                  from           Investment
                   of Period       (Loss)          Fees          on Securities             Operations           Income
----------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**             $11.66        $0.14 1           --              $0.19 ^^^^               $0.33            $(0.14)
  2004                 8.06         0.31 1           --               3.80                     4.11             (0.34)
  2003                 9.58         0.30 1           --              (0.87)                   (0.57)            (0.31)
  2002                 8.78         0.09             --               0.80                     0.89             (0.09)
  2001 5,10            9.56         0.47             --               0.46                     0.93             (0.45)
  2000 5               8.04         0.36             --               1.60                     1.96             (0.36)
  1999 5               8.62         0.43             --              (0.54)                   (0.11)            (0.47)

  ADVISOR CLASS
  2004**             $11.61        $0.13 1           --              $0.19 ^^^^               $0.32            $(0.13)
  2004                 8.03         0.30 1           --               3.76                     4.06             (0.31)
  2003                 9.55         0.27 1           --              (0.86)                   (0.59)            (0.30)
  2002                 8.75         0.09             --               0.79                     0.88             (0.08)
  2001 5,10            9.55         0.43             --               0.45                     0.88             (0.43)
  2000 5               8.04         0.31             --               1.60                     1.91             (0.33)
  1999 5               8.62         0.39             --              (0.53)                   (0.14)            (0.44)

  CLASS A
  2004**             $11.66        $0.13 1           --              $0.19 ^^^^               $0.32            $(0.13)
  2004 ++              9.84         0.14 1           --               2.02                     2.16             (0.20)

  CLASS C
  2004**             $11.65        $0.09 1           --              $0.18 ^^^^               $0.27            $(0.09)
  2004 ++              9.84         0.03 1           --               2.09                     2.12             (0.17)

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**             $10.77       $(0.07) 1          --             $(0.79)                  $(0.86)               --
  2004                 7.31        (0.14) 1          --               3.60                     3.46                --
  2003                14.79        (0.11) 1          --              (7.37)                   (7.48)               --
  2002                19.70        (0.21) 1          --              (4.70)                   (4.91)               --
  2001                85.02        (0.46) 1          --             (59.61)                  (60.07)               --
  2000                27.59        (0.54) 1          --              62.84                    62.30                --

  ADVISOR CLASS
  2004**             $10.68       $(0.08) 1          --             $(0.78)                  $(0.86)               --
  2004                 7.27        (0.16) 1          --               3.57                     3.41                --
  2003                14.75        (0.13) 1          --              (7.35)                   (7.48)               --
  2002                19.70        (0.23) 1          --              (4.72)                   (4.95)               --
  2001 2              34.43        (0.04) 1          --             (14.69)                  (14.73)               --

  CLASS A
  2004**             $10.75       $(0.08) 1          --             $(0.79)                  $(0.87)               --
  2004 ++              9.69        (0.08) 1          --               1.14                     1.06                --

  CLASS C
  2004**             $10.71       $(0.12) 1          --             $(0.78)                  $(0.90)               --
  2004 ++              9.69        (0.13) 1          --               1.15                     1.02                --



                                                                           Net                              Net
                    Distributions                                         Asset                            Assets
                        from            Return                            Value                             End
                       Capital            of              Total            End          Total            of Period
                        Gains           Capital       Distributions     of Period      Return              (000)
---------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                   --              --            $(0.14)         $11.85         2.92%+          $  129,687
  2004                 $(0.12)         $(0.05) 11         (0.51)          11.66        52.08%              133,980
  2003                  (0.61)          (0.03) 11         (0.95)           8.06        (5.73)%              70,039
  2002                     --              --             (0.09)           9.58        10.11%+              76,679
  2001 5,10             (1.21)          (0.05) 11         (1.71)           8.78        10.41%               61,378
  2000 5                   --           (0.08) 11         (0.44)           9.56        24.90%               75,013
  1999 5                   --              --             (0.47)           8.04        (1.16)%              65,767

  ADVISOR CLASS
  2004**                   --              --            $(0.13)         $11.80         2.80%+          $   15,034
  2004                 $(0.12)         $(0.05) 11         (0.48)          11.61        51.66%               17,664
  2003                  (0.61)          (0.02) 11         (0.93)           8.03        (5.99)%              14,578
  2002                     --              --             (0.08)           9.55        10.08% +             19,738
  2001 5,10             (1.21)          (0.04) 11         (1.68)           8.75         9.88% 12            18,858
  2000 5                   --           (0.07) 11         (0.40)           9.55        24.22% 12            23,417
  1999 5                   --              --             (0.44)           8.04        (1.62)% 12           29,502

  CLASS A
  2004**                   --              --            $(0.13)         $11.85         2.79%+          $       63
  2004 ++              $(0.12)         $(0.02) 11         (0.34)          11.66        22.35%+                  61

  CLASS C
  2004**                   --              --            $(0.09)         $11.83         2.37%+          $      194
  2004 ++              $(0.12)         $(0.02) 11         (0.31)          11.65        21.90%+                 156

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                   --              --                --          $ 9.91        (7.99)%+         $  263,541
  2004                     --              --                --           10.77        47.33%              314,112
  2003                     --              --                --            7.31       (50.57)%             262,244
  2002                     --              --                --           14.79       (24.92)%             581,091
  2001                 $(5.25)             --            $(5.25)          19.70       (74.20)%             920,965
  2000                  (4.87)             --             (4.87)          85.02       233.99%            3,843,946

  ADVISOR CLASS
  2004**                   --              --                --          $ 9.82        (8.05)%+         $   13,059
  2004                     --              --                --           10.68        46.91%               14,303
  2003                     --              --                --            7.27       (50.71)%               7,285
  2002                     --              --                --           14.75       (25.13)%              10,288
  2001 2                   --              --                --           19.70       (42.78)%+                172

  CLASS A
  2004**                   --              --                --          $ 9.88        (8.09)%+         $       51
  2004 ++                  --              --                --           10.75        10.94%+                  55

  CLASS C
  2004**                   --              --                --          $ 9.81        (8.40)%+         $       51
  2004 ++                  --              --                --           10.71        10.53%+                  55



                                                                Ratio             Ratio of Net
                                                            of Expenses            Investment
                                                             to Average          Income (Loss)
                                                            Net Assets             to Average
                                           Ratio            (Excluding             Net Assets
                                          of  Net             Waivers,         (Excluding Waivers,
                                         Investment         Expenses Borne        Expenses Borne
                      Ratio                Income            by Adviser,           by Adviser,
                   of Expenses             (Loss)          Reimbursements        Reimbursements           Portfolio
                    to Average           to Average         and Expense           and Expense              Turnover
                    Net Assets           Net Assets          Reduction)^^^         Reduction)^^^             Rate
-------------------------------------------------------------------------------------------------------------------------


-----------------
HEITMAN REIT FUND
-----------------

  PBHG CLASS
  2004**                1.33%*              2.62%*              1.33%*                 2.62%*                53.75%+
  2004                  1.30%               3.15%               1.31%                  3.14%                 78.20%
  2003                  1.27%               3.42%               1.33%                  3.36%                110.81%
  2002                  1.36%*              4.20%*              1.47%*                 4.09%*                25.08%+
  2001 5,10             1.14%               4.57%               1.14%                  4.57%                139.00%
  2000 5                1.36%               4.14%               1.36%                  4.14%                 76.00%
  1999 5                1.25%               5.12%               1.25%                  5.12%                 49.00%

  ADVISOR CLASS
  2004**                1.58%*              2.36%*              1.58%*                 2.36%*                53.75%+
  2004                  1.55%               3.04%               1.56%                  3.03%                 78.20%
  2003                  1.52%               3.15%               1.58%                  3.09%                110.81%
  2002                  1.61%*              3.86%*              1.72%*                 3.73%*                25.08%+
  2001 5,10             1.62%               4.07%               1.62%                  4.07%                139.00%
  2000 5                1.89%               3.54%               1.89%                  3.54%                 76.00%
  1999 5                1.73%               4.64%               1.73%                  4.64%                 49.00%

  CLASS A
  2004**                1.58%*              2.38%*              1.58%*                 2.38%*                53.75%+
  2004 ++               1.56%*              2.63%*              1.57%*                 2.62%*                78.20%+

  CLASS C
  2004**                2.33%*              1.66%*              2.33%*                 1.66%*                53.75%+
  2004 ++               2.30%*              0.63%*              2.31%*                 0.62%*                78.20%+

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2004**                1.62%*             (1.38)%*             1.62%*                (1.38)%*               39.97%+
  2004                  1.66%              (1.40)%              1.67%                 (1.41)%               135.24%
  2003                  1.54%              (1.24)%              1.54%                 (1.24)%               261.67%
  2002                  1.39%              (1.17)%              1.39%                 (1.19)%               185.33%
  2001                  1.25%              (0.81)%              1.25%                 (0.81)%               291.41%
  2000                  1.19%              (0.96)%              1.19%                 (0.96)%               362.38%

  ADVISOR CLASS
  2004**                1.87%*             (1.63)%*             1.87%*                (1.63)%*               39.97%+
  2004                  1.90%              (1.64)%              1.91%                 (1.65)%               135.24%
  2003                  1.79%              (1.47)%              1.79%                 (1.47)%               261.67%
  2002                  1.64%              (1.42)%              1.64%                 (1.44)%               185.33%
  2001 2                1.50%*             (0.58)%*             1.50%*                (0.58)%*              291.41%

  CLASS A
  2004**                1.87%*             (1.63)%*             1.87%*                (1.63)%*               39.97%+
  2004 ++               1.86%*             (1.56)%*             1.87%*                (1.57)%*              135.24%+

  CLASS C
  2004**                2.62%*             (2.38)%*             2.62%*                (2.38)%*               39.97%+
  2004 ++               2.61%*             (2.31)%*             2.62%*                (2.32)%*              135.24%+



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS



                     Net
                    Asset            Net                            Realized and                          Distributions
                    Value        Investment                          Unrealized            Total            from Net
                  Beginning        Income        Redemption           Gains on             from            Investment
                  of Period        (Loss)           Fees             Securities         Operations           Income
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**              $10.30       $0.18 1              --              $0.09                $0.27           $(0.18)
 2004 ^^              10.00        0.23 1              --               0.38                 0.61            (0.23)

 CLASS A
 2004**              $10.30       $0.17 1              --              $0.09                $0.26           $(0.17)
 2004 +++             10.00        0.21 1              --               0.38                 0.59            (0.21)

 CLASS C
 2004**              $10.29       $0.13 1              --              $0.10                $0.23           $(0.13)
 2004 +++             10.00        0.16 1              --               0.37                 0.53            (0.16)

-----------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
-----------------------------------

 PBHG CLASS
 2004**              $10.00       $0.01 1              --              $0.10#               $0.11           $(0.11)
 2004                 10.00        0.29 1              --               0.04                 0.33            (0.29)
 2003                 10.00        0.39                --               0.04                 0.43            (0.43)
 2002 13              10.00        0.20                --                 --                 0.20            (0.20)
 2001 14              10.00        0.61             $0.01                 --                 0.62            (0.62)
 2000 14              10.00        0.65              0.01                 --                 0.66            (0.66)
 1999 14,15           10.00        0.11                --                 --                 0.11            (0.11)

 ADVISOR CLASS
 2004**              $10.00      $(0.01) 1             --              $0.11#               $0.10           $(0.10)
 2004                 10.00        0.26 1              --               0.05                 0.31            (0.27)
 2003 16              10.00        0.25                --               0.01                 0.26            (0.26)

 CLASS A
 2004**              $10.00       $0.00 1              --              $0.10#               $0.10           $(0.10)
 2004 +++             10.00        0.17 1              --               0.03                 0.20            (0.17)

 CLASS C
 2004**              $10.00      $(0.03) 1             --              $0.10#               $0.07           $(0.07)
 2004 +++             10.00        0.14 1              --               0.02                 0.16            (0.13)



                                                                                           Net                               Net
                  Distributions                                           Reverse         Asset                            Assets
                      from            Return                               Stock          Value                              End
                     Capital            of                Total            Split           End             Total          of Period
                      Gains           Capital         Distributions      (Note 2)       of Period         Return            (000)
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**                   --              --              $(0.18)           --           $10.39            2.64%+        $    7,095
 2004 ^^              $(0.08)             --               (0.31)           --            10.30            6.19%+             6,377

 CLASS A
 2004**                   --              --              $(0.17)           --           $10.39            2.51%+        $       55
 2004 +++             $(0.08)             --               (0.29)           --            10.30            6.00%+                53

 CLASS C
 2004**                   --              --              $(0.13)           --           $10.39            2.23%+        $       67
 2004 +++             $(0.08)             --               (0.24)           --            10.29            5.36%+                66

-----------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
-----------------------------------

 PBHG CLASS
 2004**                   --              --              $(0.11)           --           $10.00            1.11%+***     $  911,968
 2004                     --          $(0.04)              (0.33)           --            10.00            3.38%          1,424,238
 2003                     --              --               (0.43)           --            10.00            4.38%          1,192,971
 2002 13              $(0.04)             --               (0.24)        $0.04            10.00            1.98%+           518,004
 2001 14                  --              --               (0.62)           --            10.00            6.34%             71,298
 2000 14                  --              --               (0.66)           --            10.00            6.80%             24,065
 1999 14,15               --              --               (0.11)           --            10.00            1.12%+               867

 ADVISOR CLASS
 2004**                   --              --              $(0.10)           --           $10.00            1.00%+***     $    5,969
 2004                     --          $(0.04)              (0.31)           --            10.00            3.14%              8,074
 2003 16                  --              --               (0.26)           --            10.00            2.64%+             2,132

 CLASS A
 2004**                   --              --              $(0.10)           --           $10.00            0.98%+***     $       52
 2004 +++                 --          $(0.03)              (0.20)           --            10.00            1.99%+                51

 CLASS C
 2004**                   --              --              $(0.07)           --           $10.00            0.73%+***     $       51
 2004 +++                 --          $(0.03)              (0.16)           --            10.00            1.65%+                51



                                                                  Ratio             Ratio of Net
                                                               of Expenses           Investment
                                                               to Average           Income (Loss)
                                                               Net Assets            to Average
                                                               (Excluding            Net Assets
                                          Ratio                 Waivers,         (Excluding Waivers,
                                          of  Net            Expenses Borne        Expenses Borne
                       Ratio            Investment             by Adviser,           by Adviser,
                    of Expenses           Income             Reimbursements        Reimbursements             Portfolio
                    to Average          to Average             and Expense           and Expense               Turnover
                    Net Assets          Net Assets            Reduction)^^^         Reduction)^^^                Rate
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
-------------------------------------

 PBHG CLASS
 2004**               0.85%*              3.46%*                  2.25%*               2.06%*                  183.93%+
 2004 ^^              0.85%*              3.33%*                  2.36%*               1.82%*                  258.83%+

 CLASS A
 2004**               1.10%*              3.21%*                  2.50%*               1.81%*                  183.93%+
 2004 +++             1.10%*              3.05%*                  2.60%*               1.55%*                  258.83%+

 CLASS C
 2004**               1.85%*              2.46%*                  3.25%*               1.06%*                  183.93%+
 2004 +++             1.85%*              2.37%*                  3.37%*               0.83%*                  258.83%+

-----------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
-----------------------------------

 PBHG CLASS
 2004**               0.88%*              1.15%*                  1.25%*               0.78%*                  218.25%+
 2004                 1.00%               2.87%                   1.30%                2.57%                   257.21%
 2003                 1.00%               3.65%                   1.34%                3.31%                   222.67%
 2002 13              1.00%*              4.67%*                  1.32%*               4.35%*                  116.91%+
 2001 14              1.00%               5.97%                   1.62%                5.35%                   196.00%
 2000 14              1.03%               6.53%                   1.84%                5.69%                    72.00%
 1999 14,15           1.00%*              6.67%*                 46.23%*             (38.56)%*                 137.00%+

 ADVISOR CLASS
 2004**               1.13%*              0.88%*                  1.50%*               0.51%*                  218.25%+
 2004                 1.25%               2.59%                   1.55%                2.29%                   257.21%
 2003 16              1.25%*              3.02%*                  1.59%*               2.68%*                  222.67%

 CLASS A
 2004**               1.11%*              0.95%*                  1.48%*               0.58%*                  218.25%+
 2004 +++             1.25%*              2.52%*                  1.52%*               2.25%*                  257.21%+

 CLASS C
 2004**               1.61%*              0.45%*                  1.98%*               0.08%*                  218.25%+
 2004 +++             1.75%*              2.02%*                  2.02%*               1.75%*                  257.21%+

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period



                     Net                             Realized and
                    Asset                             Unrealized                                Distributions
                    Value              Net             Gains or               Total               from Net
                  Beginning        Investment          (Losses)               from               Investment
                  of Period          Income          on Securities         Operations              Income
------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**           $1.00               --  1              --                    --                     --
  2004              1.00               --  1              --                    --                     --
  2003              1.00            $0.01                 --                 $0.01                $ (0.01)
  2002              1.00             0.03                 --                  0.03                  (0.03)
  2001              1.00             0.06                 --                  0.06                  (0.06)
  2000              1.00             0.05                 --                  0.05                  (0.05)



                                                                    Net                                    Net
                   Distributions                                   Asset                                 Assets
                       from                                        Value                                   End
                      Capital                Total                  End               Total             of Period
                       Gains             Distributions           of Period           Return               (000)
------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                 --                     --                 $1.00             0.20%+              $ 49,297
  2004                   --                     --                  1.00             0.32%                 53,905
  2003                   --                 $(0.01)                 1.00             0.94%                 94,459
  2002                   --                  (0.03)                 1.00             2.55%                107,513
  2001                   --                  (0.06)                 1.00             5.98%                525,463
  2000                   --                  (0.05)                 1.00             4.81%                579,458



                                                                   Ratio                Ratio of Net
                                                                of Expenses              Investment
                                                                to Average                 Income
                                                                Net Assets               to Average
                                                                (Excluding               Net Assets
                                                                 Waivers,                (Excluding
                                       Ratio of Net              Expenses             Waivers, Expenses
                        Ratio           Investment                 Borne                  Borne by
                     of Expenses          Income                by Adviser               Adviser and
                     to Average         to Average              and Expense                Expense
                     Net Assets         Net Assets             Reduction)^^^            Reduction)^^^
-------------------------------------------------------------------------------------------------------


-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2004**                0.88%*              0.40%*                 0.88%*                   0.40%*
  2004                  0.88%               0.32%                  0.89%                    0.31%
  2003                  0.75%               0.93%                  0.75%                    0.93%
  2002                  0.59%               2.92%                  0.59%                    2.91%
  2001                  0.52%               5.78%                  0.52%                    5.78%
  2000                  0.69%               4.78%                  0.69%                    4.78%


*     Annualized
**    For the six months ended September 30, 2004 (Unaudited).
+     Total return and portfolio turnover have not been annualized.
++    Class A and Class C shares commenced operations on September 30, 2003.
+++   Class A and Class C shares commenced operations on July 31, 2003.
++++  The Clipper Focus Fund Advisor Class commenced operations on June 30,
      2003.
^     The TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^   See note 12 on page 109.
^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
# The impact of the payment from affiliate (See Note 2 on page 94) increased the Realized and Unrealized Gains on Securities by $0.05 per share.
*** A percentage of the total return consists of a voluntary fee reimbursement and a payment from the Adviser. Excluding the voluntary reimbursement the total return would have been 0.81%, 0.70%, 0.68%, and 0.42% for the PBHG Class, Advisor Class, Class A, and Class C, respectively. Excluding the payment by affiliate the total return would have been 0.30%, 0.19%, 0.17%, and (0.08)% for the PBHG Class, Advisor Class, Class A, and Class C, respectively.
1     Per share calculations were performed using average shares for the period.
2 The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.
3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5     For the year ended December 31.
6     The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
      2001.
7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
8     For the year or period ended April 30.
9     The Clipper Focus Fund commenced operations on September 10, 1998.
10 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
11 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
12 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
14    For the year or period ended October 31.
15    The PBHG IRA Capital Preservation Fund commenced operations on August 31,
      1999.
16 The PBHG IRA Capital Preservation Fund Advisor Class commenced operations on July 31, 2002.


Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                            As of September 30, 2004 (UNAUDITED)




1.  ORGANIZATION
PBHG Funds (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. During the period covered by this report, the Fund offered eighteen series: the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Growth Fund (the "Select Growth Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the Analytic Disciplined Equity Fund (the "Disciplined Equity Fund") (formerly the PBHG Disciplined Equity Fund), the PBHG Focused Fund (the "Focused Fund"), the PBHG Large Cap Fund (the "Large Cap Fund"), the PBHG Mid-Cap Fund (the "Mid-Cap Fund"), the PBHG Small Cap Fund (the "Small Cap Fund"), the Clipper Focus Fund (the "Clipper Focus Fund") (formerly the PBHG Clipper Focus
Fund), the TS&W Small Cap Value Fund (the "Small Cap Value Fund") (formerly the PBHG Small Cap Value Fund), the Heitman REIT Fund (the "REIT Fund") (formerly the PBHG REIT Fund), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the Dwight Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), (formerly the PBHG Intermediate Fixed Income
Fund) the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Focused, Clipper Focus, and Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objective, policies and investment strategies. The Fund is registered to offer four classes of shares, PBHG Class, Advisor Class, Class A and Class C. Each Class has authorization to issue an unlimited number of shares. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

The Small Cap Value Fund ("Acquiring Fund") acquired all of the assets of the TS&W Small Cap Value Fund LLC ("Acquired Fund"). Following approval by the managing member, Thompson, Siegel & Walmsley, Inc., and its shareholders, the tax-free exchange took place on July 25, 2003. All of the shareholders of the Acquired Fund received PBHG Class shares of the Acquiring Fund. Each shareholder of the Acquired Fund received a number of shares of the Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Fund. The net assets upon exchange, and the number of shares issued and redeemed by the Acquiring Fund was as follows:

NET ASSETS UPON   ACQUIRING FUND SHARES   ACQUIRED FUND SHARES
   EXCHANGE               ISSUED                REDEEMED
--------------------------------------------------------------------------------

  $17,356,981            1,076,871              1,076,886

The net assets of the Acquired Fund prior to the exchange and the unrealized gain included in the net assets were as follows:

        NET ASSETS BEFORE         UNREALIZED GAIN INCLUDED
             EXCHANGE                   IN NET ASSETS
--------------------------------------------------------------------------------
            $17,356,981                  $3,095,017

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WRAPPER AGREEMENTS -- Prior to August 9, 2004, the IRA Capital Preservation Fund entered into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that were rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a contract that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser managed the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements required the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio paid the Wrapper Providers an annual fee based on the Wrapper Agreements book value balance.

The crediting rate used in computing book value was the actual yield of the covered assets, plus or minus the amortization of realized and unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate was calculated by a formula specified by each of the Wrapper Agreements and was adjusted monthly or quarterly depending on the contract.

A default by the issuer of a Portfolio security or a Wrapper Provider on its obligations could have resulted in a decrease in the value of the Portfolio assets. Wrapper Agreements generally did not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder could have realized more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

Wrapper Agreements were generally valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and was either reflected as an asset or liability of the IRA Capital Preservation Fund. Covered assets, prior to August 9, 2004, included all securities listed in the IRA Capital Preservation Fund's Statement of Net Assets ("SNA") excluding the amount of repurchase agreements segregated as noted in the SNA and Wrapper Agreements. The Wrap Providers and the IRA Capital Preservation Fund had the ability to terminate the wrapper agreements with notice as defined in each respective wrapper agreement. The Board of Trustees had determined fair value procedures for the Wrapper Agreements.

On August 6, 2004, the Board of Trustees determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to pro-

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

vide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective will be sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004. On October 19, 2004, the Board renamed the IRA Capital Preservation Fund the Dwight Short Term Fixed Income Fund.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than recent dividend yields during the first seven months of 2004. During the Interim Period, the Adviser undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund intends to begin investing in fixed income instruments with greater than 60 days to maturity.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolios that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

OPTIONS AND FUTURES -- Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, Intermediate Fixed Income, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Intermediate Fixed Income, IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

Prior to August 9, 2004, to maintain a stable NAV, the IRA Capital Preservation Fund declared and paid dividends in amounts that included the investment income earned by its Portfolio plus the crediting rate income from the Wrapper Provider. This could have caused the Portfolio to make distributions that would be considered return of capital. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio was required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions were made, the immediate impact was a corresponding reduction in net asset value per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

OFFERING FEES -- Offering Fees, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement of $1,743 have been amortized over a twelve-month period from the Small Cap Value Fund's inception of July 25, 2003. As of September 30, 2004, these fees have been fully amortized.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The Intermediate Fixed Income and IRA Capital Preservation Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be

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                                                                      PBHG FUNDS


purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Intermediate Fixed Income and IRA Capital Preservation Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. Each Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Disciplined Equity Fund and the Intermediate Fixed Income Fund utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolios will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolios basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate the futures transaction. The Disciplined Equity Fund and the Intermediate Fixed Income Fund had the following futures contracts open as of September 30, 2004:

                                    CONTRACT                 UNREALIZED
CONTRACT                 NUMBER OF    VALUE                 DEPRECIATION
DESCRIPTION              CONTRACTS    (000)  EXPIRATION         (000)
--------------------------------------------------------------------------------

Disciplined Equity Fund
  S&P 500 Composite
     Index - Long             11     $3,066    Dec-04           $(31)
  S&P 500 Composite Index
     E-Mini - Long             8        446    Dec-04             (5)
                                                                ----
                                                                $(36)
                                                                ====

Intermediate Fixed Income Fund
  10-Year U.S. Treasury
     Note - Short             (2)      (225)   Dec-04           $ (1)
  2-Year U.S. Treasury
     Note - Short             (2)      (422)   Dec-04              1
                                                                ----
                                                                $ --
                                                                ====

OPTIONS -- The Portfolios may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

No portfolios had outstanding options contracts as of September 30, 2004.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

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PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

DIRECTED BROKERAGE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolios. Directed brokerage arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the following Portfolios received cash in the amounts shown below during the six months ended September 30, 2004:

Emerging Growth Fund                            $     150
Growth Fund                                         3,964
Large Cap 20 Fund                                   1,354
Large Cap Growth Fund                                 776
Select Growth Fund                                  3,863
Strategic Small Company Fund                           38
Large Cap Fund                                      8,250
Mid-Cap Fund                                        1,493
Small Cap Fund                                        120
Clipper Focus Fund                                 34,120
REIT Fund                                           1,163

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

All Portfolios (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Portfolios within 10 calendar days of their purchase. The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Portfolio shares redeemed exceeds the number of Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of the Portfolio have been held, shares held by the investor for the longest period of time will be sold first. The Portfolio will retain the fee for the benefit of the remaining shareholders. The redemption fee will not be applicable to shares of the Cash Reserves Fund. Also, the holding period for shares of the IRA Capital Preservation Fund will be twelve months instead of 10 days. Upon shareholders' approval of the change in investment objective of the IRA Capital Preservation Fund, the Dwight Short Term Fixed Income Fund holding period will change to 10 calendar days. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Fund's prospectus.

For the six months ended September 30, 2004, the following redemption fees were retained:

                             PBHG     Advisor     A       C
                             Class     Class    Class   Class
--------------------------------------------------------------------------------
Emerging Growth Fund         $   30    $ --     $ --    $ --
Growth Fund                      91      --       --      --
Large Cap 20 Fund             3,929      --       --      --
Large Cap Growth Fund            20      --       --      --
Strategic Small Company Fund    167      --       --      --
Large Cap Fund                   71      --       --      --
Mid-Cap Fund                  1,544      --       --      --
Clipper Focus Fund              330      --      374      --
TS&W Small Cap Value Fund       133      --       --      --
Heitman REIT Fund             3,238      --       --      --
Technology & Communications
     Fund                        47      --       --      --


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser" or "Liberty Ridge Capital"), an indirect, wholly-owned subsidiary of Old Mutual plc, are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements ("Expense Limitation Agreements"), with respect to the Large Cap 20, Strategic Small Company, Disciplined Equity, Focused, Large Cap, Mid-Cap, Small Cap, Clipper Focus, Small Cap Value, REIT, Intermediate Fixed Income and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as fees and expenses incurred under the Rule 12b-1 distribution and service plan and extraordinary expenses.

With respect to the Disciplined Equity, Clipper Focus, REIT and IRA Capital Preservation Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Portfolio has reached a

PBHG FUNDS

sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentage described below. With respect to all Portfolios, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees. The Adviser has agreed to not seek reimbursement of previously waived and reimbursed fees for the IRA Capital Preservation Fund once shareholders approved the change in investment objective to the Dwight Short Term Fixed Income Fund.

At September 30, 2004, pursuant to the above, the amount the Advisor may seek reimbursement of previously waived and reimbursed fees for the Strategic Small Company, Focused, Small Cap, Clipper Focus, Small Cap Value, Intermediate Fixed Income, and IRA Capital Preservation Funds was $168,462, $33,580, $251,006, $85,592, $57,118, $105,065, and $8,287,729, respectively.

As of September 30, 2004, of the Portfolios listed above, the net assets of the Strategic Small Company, Focused, Small Cap, Small Cap Value, and Intermediate Fixed Income Funds are less than $75 million.



The advisory fee and expense limitations are as follows:


                                                            EXPENSE           EXPENSE
                                                           LIMITATION        LIMITATION        EXPENSE           EXPENSE
                                          ADVISORY            PBHG            ADVISOR        LIMITATION        LIMITATION
                                             FEE             CLASS             CLASS           CLASS A           CLASS C
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                        0.85%             n/a                n/a**            n/a              n/a
Growth Fund                                 0.85%             n/a                n/a              n/a              n/a
Large Cap 20 Fund                           0.85%            1.50%              1.75%            1.75%            2.50%
Large Cap Growth Fund                       0.75%             n/a                n/a              n/a              n/a
Select Growth Fund                          0.85%             n/a                n/a**            n/a              n/a
Strategic Small Company Fund                1.00%            1.50%              1.75%            1.75%            2.50%
Disciplined Equity Fund                     0.70%            1.50%              1.75%**          1.75%            2.50%
Focused Fund                                0.85%            1.50%              1.75%**          1.75%            2.50%
Large Cap Fund                              0.65%            1.50%              1.75%            1.75%            2.50%
Mid-Cap Fund                                0.85%            1.50%              1.75%            1.75%            2.50%
Small Cap Fund                              1.00%            1.50%              1.75%            1.75%            2.50%
Clipper Focus Fund                          1.00%            1.50%              1.75%            1.75%            2.50%
Small Cap Value Fund                        1.00%            1.50%              1.75%**          1.75%            2.50%
REIT Fund                                   0.85%            1.50%              1.75%            1.75%            2.50%
Technology & Communications Fund            0.85%             n/a                n/a              n/a              n/a
Intermediate Fixed Income Fund              0.40%            0.85%              1.10%**          1.10%            1.85%
IRA Capital Preservation Fund               0.60%            1.25%              1.50%            1.50%            2.25%
Cash Reserves Fund                          0.30%             n/a                n/a**            n/a**            n/a**


** Class is not currently offered for the applicable Portfolio.

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)


Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Pacific Financial Research, Inc. ("PFR"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Analytic Investors, Inc. ("Analytic"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Analytic receives no fees directly from the Disciplined Equity Fund.

Thompson, Siegel & Walmsley, Inc. ("TS&W"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Small Cap Value Fund. For its services provided pursuant to the sub-advisory agreement, TS&W is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after December 31, 2003. Prior to that date, TS&W received a sub-advisory fee equal to 1.00% of the assets transferred to the Small Cap Value Fund in connection with the reorganization and 0.50% of the average daily net assets (less the amount of any expense reimbursements) on the other assets of the Portfolio. TS&W receives no fees directly from the Small Cap Value Fund.

Heitman Real Estate Securities LLC ("Heitman"), serves as the sub-adviser to the REIT Fund. Heitman is a wholly-owned subsidiary of Heitman LLC, which is owned 50% by senior executives within the Heitman organization and 50% by Old Mutual
(HFL) Inc., an indirect, wholly owned subsidiary of Old Mutual plc. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Heitman receives no fees directly from the REIT Fund.

Dwight Asset Management Company ("Dwight"), an indirect, wholly-owned subsidiary of Old Mutual plc, serves as the sub-adviser to the Intermediate Fixed Income and IRA Capital Preservation Funds. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements). Dwight receives no fees directly from the Intermediate Fixed Income and IRA Capital Preservation Funds.

Old Mutual Fund Services (formerly known as PBHG Fund Services), (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual plc, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio. Effective October 1, 2004, the fee was reduced to 0.1227% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Global Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser and (iii) Old Mutual Adviser Funds, another fund family managed by Old Mutual Capital, Inc. (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion or a minimum fee based on the aggregate number of funds in the PBHG Fund Family as follows: Equal to or greater than 15 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $50,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or between 11 and 14 single manager portfolios and 4 multi-manager portfolios with up to 15 managers the minimum is equal to $55,000 per portfolio and an additional $2,000 for each manager over 15 in the multi-manager portfolio; or less than 11 single manager portfolios and any number of multi-manager funds with any number of managers the minimum is equal to $60,000 per portfolio and an additional $2,000 for each additional manager in the multi-manager portfolio.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners, doing business as PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual plc. The Distributor receives no compensation for serving in such capacity. The Fund, on behalf of Class A shares of each Portfolio, has adopted a distribution plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Fund is not paying a distribution fee on Class A shares. The Fund has also adopted, on behalf of Class C shares of each Portfolio a Distribution Plan under Rule 12b-1 under the Investment Company Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the IRA Capital Preservation Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Fund has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Portfolio and a separate Service Plan under Rule 12b-1 under the Investment Company Act on behalf of Advisor Class shares of each Portfolio, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

                                                                      PBHG FUNDS


Of the service and distribution fees the Distributor received for the six months ended September 30, 2004, it retained the following:

                                                                  DISTRIBUTION
                                          SERVICE FEES                FEES
                             -----------------------------------    -------
                              ADVISOR CLASS  CLASS A     CLASS C    CLASS C
                             --------------  -------     -------    -------
Emerging Growth Fund              $  --       $  60      $   59     $   178
Growth Fund                         825          65          64         193
Large Cap 20 Fund                    75          70          75         226
Large Cap Growth Fund                 5          69          72         215
Select Growth Fund                   --          65          64         193
Strategic Small Company
  Fund                                7          69          68         204
Disciplined Equity Fund              --          67         101         302
Focused Fund                         --          71          70         211
Large Cap Fund                        8          68          67         202
Mid-Cap Fund                         18         141         113         338
Small Cap Fund                        1          71          74         221
Clipper Focus Fund                   63         780       5,941      17,823
Small Cap Value Fund                 --         162         264         792
REIT Fund                         3,811          72         204         613
Technology &
  Communications Fund                49          65          65         195
Intermediate Fixed
  Income Fund                        --          67          83         250
IRA Capital Preservation
  Fund                            1,476          64          64         128

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

Wachovia Bank, National Association serves as the custodian for each of the Portfolios.

The Fund has entered into a shareholder servicing agreement with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services has, in turn, contracted with Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.), ("OMSS"), its wholly-owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the six months ended September 30, 2004 were as follows:

Emerging Growth Fund                            $143,154
Growth Fund                                      403,480
Large Cap 20 Fund                                113,825
Large Cap Growth Fund                             58,534
Select Growth Fund                               152,873
Strategic Small Company Fund                      19,719
Disciplined Equity Fund                            8,274
Focused Fund                                       9,953
Large Cap Fund                                    33,995
Mid-Cap Fund                                      59,839
Small Cap Fund                                    21,743
Clipper Focus Fund                                71,657
Small Cap Value Fund                               6,049
REIT Fund                                         15,699
Technology & Communications Fund                 306,422
Intermediate Fixed Income Fund                       888
IRA Capital Preservation Fund                     39,512
Cash Reserves Fund                                34,043

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services over the six months ended September 30, 2004, Old Mutual Fund Services received a fee of $232,538, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the six months ended September 30, 2004 were as follows:

                                                          SALES AND
                                   PURCHASES (000)     MATURITIES (000)
                                 ------------------  ------------------
Emerging Growth Fund               $     75,850         $  121,267
Growth Fund                             214,207            357,693
Large Cap 20 Fund                        40,396             54,549
Large Cap Growth Fund                    31,770             44,662
Select Growth Fund                      139,876            161,356
Strategic Small Company Fund             24,909             35,769
Disciplined Equity Fund                  63,886             64,457
Focused Fund                             23,845             29,713
Large Cap Fund                          172,075            225,934
Mid-Cap Fund                            263,298            296,767
Small Cap Fund                           40,596             77,025
Clipper Focus Fund                      135,635             73,175
Small Cap Value Fund                     32,371              6,584
REIT Fund                                69,010             75,510
Technology & Communications Fund        115,219            144,833
Intermediate Fixed Income Fund            1,726              1,095
IRA Capital Preservation Fund           268,116          1,336,057

During the six months ended September 30, 2004, the Intermediate Fixed Income Fund and the IRA Capital Preservation Fund purchased U.S. Government Securities of $9,873,450 and $1,713,837,405, respectively and received proceeds from the sale and maturities of U.S. Government Securities of $10,669,561 and $1,997,075,293, respectively.

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)



5.  SHARE TRANSACTIONS


                                                                   -------------------------         ------------------------
                                                                              PBHG                             PBHG
                                                                      EMERGING GROWTH FUND                  GROWTH FUND
                                                                   -------------------------         ------------------------
                                                                    4/1/04 to       4/1/03            4/1/04 to      4/1/03
                                                                     9/30/04          to               9/30/04         to
                                                                   (Unaudited)      3/31/04          (Unaudited)     3/31/04
                                                                   -----------     ---------         -----------    ---------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                        1,345         23,460              1,424          8,149
   Shares Issued upon Reorganization of the Limited
     and New Opportunities Funds 1                                         --          7,333                 --             --
   Shares Issued upon the Reorganization of
     the Core Growth Fund 1                                                --             --                 --          2,427
   Shares Redeemed                                                     (5,071)       (34,207)            (7,959)       (37,279)
                                                                    ---------      ---------          ---------      ---------
   Total PBHG Class Share Transactions                                 (3,726)        (3,414)            (6,535)       (26,703)
                                                                    ---------      ---------          ---------      ---------
   Advisor Class
   Shares Issued                                                           --             --                 31            192
   Shares Redeemed                                                         --             --             (1,706)          (399)
                                                                    ---------      ---------          ---------      ---------
   Total Advisor Class Share Transactions                                  --             --             (1,675)          (207)
                                                                    ---------      ---------          ---------      ---------
   Class A 2
   Shares Issued                                                           --              4                 --              3
   Shares Redeemed                                                         --             --                 --             --
                                                                    ---------      ---------          ---------      ---------
   Total Class A Share Transactions                                        --              4                 --              3
                                                                    ---------      ---------          ---------      ---------
   Class C 2
   Shares Issued                                                           --              4                 --              3
                                                                    ---------      ---------          ---------      ---------
   Total Class C Share Transactions                                        --              4                 --              3
                                                                    ---------      ---------          ---------      ---------
   Net Decrease in Shares Outstanding                                  (3,726)        (3,406)            (8,210)       (26,904)
                                                                    =========      =========          =========      =========



                                                                   -------------------------        --------------------------
                                                                              PBHG                            PBHG
                                                                        LARGE CAP 20 FUND             LARGE CAP GROWTH FUND
                                                                   -------------------------        --------------------------
                                                                     4/1/04 to      4/1/03           4/1/04 to       4/1/03
                                                                      9/30/04         to              9/30/04          to
                                                                    (Unaudited)     3/31/04         (Unaudited)      3/31/04
                                                                   ------------    ---------        -----------     ----------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                          428          1,031               528         2,192
   Shares Issued upon Reorganization of the Limited
     and New Opportunities Funds 1                                         --             --                --            --
   Shares Issued upon the Reorganization of
     the Core Growth Fund 1                                                --             --                --            --
   Shares Redeemed                                                     (1,581)        (5,101)           (1,124)       (4,314)
                                                                    ---------      ---------         ---------     ---------
   Total PBHG Class Share Transactions                                 (1,153)        (4,070)             (596)       (2,122)
                                                                    ---------      ---------         ---------     ---------
   Advisor Class
   Shares Issued                                                            1              5                 2             6
   Shares Redeemed                                                         --             (5)              (17)          (10)
                                                                    ---------      ---------         ---------     ---------
   Total Advisor Class Share Transactions                                   1             --               (15)           (4)
                                                                    ---------      ---------         ---------     ---------
   Class A 2
   Shares Issued                                                           --              4                --             4
   Shares Redeemed                                                         --             --                --            --
                                                                    ---------      ---------         ---------     ---------
   Total Class A Share Transactions                                        --              4                --             4
                                                                    ---------      ---------         ---------     ---------
   Class C 2
   Shares Issued                                                           --              4                --             3
                                                                    ---------      ---------         ---------     ---------
   Total Class C Share Transactions                                        --              4                --             3
                                                                    ---------      ---------         ---------     ---------
   Net Decrease in Shares Outstanding                                  (1,152)        (4,062)             (611)       (2,119)
                                                                    =========      =========         =========     =========



                                                                   ------------------------        -------------------------
                                                                              PBHG                      PBHG STRATEGIC
                                                                       SELECT GROWTH FUND             SMALL COMPANY FUND
                                                                   ------------------------        -------------------------
                                                                    4/1/04 to       4/1/03          4/1/04 to       4/1/03
                                                                     9/30/04          to             9/30/04          to
                                                                   (Unaudited)      3/31/04        (Unaudited)      3/31/04
                                                                   -----------     ---------       -----------     ---------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                          219            697              426         3,419
   Shares Issued upon Reorganization of the Limited
     and New Opportunities Funds 1                                         --             --               --            --
   Shares Issued upon the Reorganization of
     the Core Growth Fund 1                                                --             --               --            --
   Shares Redeemed                                                     (1,184)        (3,974)          (1,190)       (4,934)
                                                                    ---------      ---------        ---------     ---------
   Total PBHG Class Share Transactions                                   (965)        (3,277)            (764)       (1,515)
                                                                    ---------      ---------        ---------     ---------
   Advisor Class
   Shares Issued                                                           --             --               15           100
   Shares Redeemed                                                         --             --              (19)          (28)
                                                                    ---------      ---------        ---------     ---------
   Total Advisor Class Share Transactions                                  --             --               (4)           72
                                                                    ---------      ---------        ---------     ---------
   Class A 2
   Shares Issued                                                           --              3               --             5
   Shares Redeemed                                                         --             --               (1)           --
                                                                    ---------      ---------        ---------     ---------
   Total Class A Share Transactions                                        --              3               (1)            5
                                                                    ---------      ---------        ---------     ---------
   Class C 2
   Shares Issued                                                           --              3               --             4
                                                                    ---------      ---------        ---------     ---------
   Total Class C Share Transactions                                        --              3               --             4
                                                                    ---------      ---------        ---------     ---------
   Net Decrease in Shares Outstanding                                    (965)        (3,271)            (769)       (1,434)
                                                                    =========      =========        =========     =========


1. See Note 10 on page 108.
2. Class A and C shares commenced operations on September 30, 2003 for the PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, and PBHG Select Growth Funds. Class A and C shares commenced operations on July 31, 2003 for the PBHG Large Cap Growth and PBHG Strategic Small Company Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                   100 & 101

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)


                                                                   -------------------------         ------------------------
                                                                           ANALYTIC                            PBHG
                                                                     DISCIPLINED EQUITY FUND               FOCUSED FUND
                                                                   -------------------------         ------------------------
                                                                    4/1/04 to       4/1/03            4/1/04 to      4/1/03
                                                                     9/30/04          to               9/30/04         to
                                                                   (Unaudited)      3/31/04          (Unaudited)     3/31/04
                                                                   -----------     ---------         -----------    ---------


SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                          616         1,713                 54            321
   Shares Issued upon Reinvestment of  Distributions                       --            33                 --             --
   Shares Redeemed                                                       (909)       (2,414)              (410)          (715)
                                                                    ---------     ---------          ---------      ---------
   Total PBHG Class Share Transactions                                   (293)         (668)              (356)          (394)
                                                                    ---------     ---------          ---------      ---------
   Advisor Class 2
   Shares Issued                                                           --            --                 --             --
   Shares Issued upon Reinvestment of  Distributions                       --            --                 --             --
   Shares Redeemed                                                         --            --                 --             --
                                                                    ---------     ---------          ---------      ---------
   Total Advisor Class Share Transactions                                  --            --                 --             --
                                                                    ---------     ---------          ---------      ---------
   Class A 1
   Shares Issued                                                           17             8                 --              3
   Shares Redeemed                                                         --            --                 --            --
                                                                    ---------     ---------          ---------      ---------
   Total Class A Share Transactions                                        17             8                 --              3
                                                                    ---------     ---------          ---------      ---------
   Class C 1
   Shares Issued                                                           --             8                 --              3
   Shares Redeemed                                                         --            --                 --             --
                                                                    ---------     ---------          ---------      ---------
   Total Class C Share Transactions                                        --             8                 --              3
                                                                    ---------     ---------          ---------      ---------
   Net Increase (Decrease) in Shares Outstanding                         (276)         (652)              (356)          (388)
                                                                    =========     =========          =========      =========


                                                                  -------------------------        --------------------------
                                                                             PBHG                            PBHG
                                                                        LARGE CAP FUND                   MID-CAP FUND
                                                                  -------------------------        --------------------------
                                                                    4/1/04 to      4/1/03           4/1/04 to       4/1/03
                                                                     9/30/04         to              9/30/04          to
                                                                   (Unaudited)     3/31/04         (Unaudited)      3/31/04
                                                                  ------------    ---------        -----------     ----------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                          537         3,367             2,718        13,873
   Shares Issued upon Reinvestment of  Distributions                       --           281                --            --
   Shares Redeemed                                                     (5,183)      (15,533)           (4,280)      (12,072)
                                                                    ---------     ---------         ---------     ---------
   Total PBHG Class Share Transactions                                 (4,646)      (11,885)           (1,562)        1,801
                                                                    ---------     ---------         ---------     ---------
   Advisor Class 2
   Shares Issued                                                            7            67                67           301
   Shares Issued upon Reinvestment of  Distributions                       --             1                --            --
   Shares Redeemed                                                        (25)          (55)              (61)          (70)
                                                                    ---------     ---------         ---------     ---------
   Total Advisor Class Share Transactions                                 (18)           13                 6           231
                                                                    ---------     ---------         ---------     ---------
   Class A 1
   Shares Issued                                                           --             5                 2            11
   Shares Redeemed                                                         --            --                --            --
                                                                    ---------     ---------         ---------     ---------
   Total Class A Share Transactions                                        --             5                 2            11
                                                                    ---------     ---------         ---------     ---------
   Class C 1
   Shares Issued                                                           --             5                 1             5
   Shares Redeemed                                                         --            --                --            --
                                                                    ---------     ---------         ---------     ---------
   Total Class C Share Transactions                                        --             5                 1             5
                                                                    ---------     ---------         ---------     ---------
   Net Increase (Decrease) in Shares Outstanding                       (4,664)      (11,862)           (1,553)        2,048
                                                                    =========     =========         =========     =========

                                                                    ------------------------        -------------------------
                                                                               PBHG                          CLIPPER
                                                                          SMALL CAP FUND                    FOCUS FUND
                                                                    ------------------------        -------------------------
                                                                     4/1/04 to       4/1/03          4/1/04 to       4/1/03
                                                                      9/30/04          to             9/30/04          to
                                                                    (Unaudited)      3/31/04        (Unaudited)      3/31/04
                                                                    -----------     ---------       -----------     ---------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                           200          1,443            12,494        38,549
   Shares Issued upon Reinvestment of  Distributions                        --             --                --           321
   Shares Redeemed                                                      (2,036)        (4,115)          (10,065)      (22,517)
                                                                     ---------      ---------         ---------     ---------
   Total PBHG Class Share Transactions                                  (1,836)        (2,672)            2,429        16,353
                                                                     ---------      ---------         ---------     ---------
   Advisor Class 2
   Shares Issued                                                             2             79                56            47
   Shares Issued upon Reinvestment of  Distributions                        --             --                --            --
   Shares Redeemed                                                          (3)           (86)              (23)           (1)
                                                                     ---------      ---------         ---------     ---------
   Total Advisor Class Share Transactions                                   (1)            (7)               33            46
                                                                     ---------      ---------         ---------     ---------
   Class A 1
   Shares Issued                                                             1              3               219           167
   Shares Redeemed                                                          --             --               (21)           (6)
                                                                     ---------      ---------         ---------     ---------
   Total Class A Share Transactions                                          1              3               198           161
                                                                     ---------      ---------         ---------     ---------
   Class C 1
   Shares Issued                                                            --              3               269           200
   Shares Redeemed                                                          --             --                (3)           (4)
                                                                     ---------      ---------         ---------     ---------
   Total Class C Share Transactions                                         --              3               266           196
                                                                     ---------      ---------         ---------     ---------
   Net Increase (Decrease) in Shares Outstanding                        (1,836)        (2,673)            2,926        16,756
                                                                     =========      =========         =========     =========

1. Class A and C shares commenced operations on September 30, 2003 for the PBHG Focused, PBHG Large Cap, and PBHG Small Cap Funds. Class A and C shares commenced operations on July 31, 2003 for the Analytic Disciplined Equity, PBHG Mid-Cap, and Clipper Focus Funds.
2. The Clipper Focus Fund Advisor Class shares commenced operations on June 30, 2003.

Amounts designated as "-" are either $0 or have been rounded to $0.


                                   102 & 103

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

                                                                   -------------------------         ------------------------
                                                                              TS&W                            HEITMAN
                                                                      SMALL CAP VALUE FUND                   REIT FUND
                                                                   -------------------------         ------------------------
                                                                    4/1/04 to        7/25/03*         4/1/04 to      4/1/03
                                                                    09/30/04            to             9/30/04         to
                                                                   (Unaudited)       3/31/04         (Unaudited)     3/31/04
                                                                   -----------     ---------         -----------    ---------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                     1,546               341               2,478         5,285
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                    --             1,077                  --            --
   Shares Issued upon Reinvestment of  Distributions                    --                11                  89           311
   Shares Redeemed                                                    (273)             (200)             (3,113)       (2,789)
                                                                 ---------         ---------           ---------     ---------
   Total PBHG Class Share Transactions                               1,273             1,229                (546)        2,807
                                                                 ---------         ---------           ---------     ---------
   Advisor Class
   Shares Issued                                                        --                --                  25           187
   Shares Issued upon Reinvestment of Distributions                     --                --                  14            62
   Shares Redeemed                                                      --                --                (286)         (543)
                                                                 ---------         ---------           ---------     ---------
   Total Advisor Class Share Transactions                               --                --                (247)         (294)
                                                                 ---------         ---------           ---------     ---------
   Class A 2
   Shares Issued                                                         7                10                  --             5
   Shares Redeemed                                                      (3)               --                  --            --
                                                                 ---------         ---------           ---------     ---------
   Total Class A Share Transactions                                      4                10                  --             5
                                                                 ---------         ---------           ---------     ---------
   Class C 2
   Shares Issued                                                         7                 7                   3            13
   Shares Redeemed                                                      --                --                  --            --
                                                                 ---------         ---------           ---------     ---------
   Total Class C Share Transactions                                      7                 7                   3            13
                                                                 ---------         ---------           ---------     ---------
   Net Increase (Decrease) in Shares Outstanding                     1,284             1,246                (790)        2,531
                                                                 =========         =========           =========     =========

                                                                   -------------------------        --------------------------
                                                                       PBHG TECHNOLOGY &               DWIGHT INTERMEDIATE
                                                                       COMMUNICATIONS FUND              FIXED INCOME FUND
                                                                   -------------------------        --------------------------
                                                                    4/1/04 to       4/1/03             4/1/04 to      7/31/03*
                                                                      9/30/04         to                9/30/04         to
                                                                    (Unaudited)     3/31/04           (Unaudited)     3/31/04
                                                                   ------------    ---------        -----------     ----------

SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                          934          8,033               146            692
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                       --             --                --             --
   Shares Issued upon Reinvestment of  Distributions                       --             --                11             17
   Shares Redeemed                                                     (3,511)       (14,734)              (93)           (90)
                                                                    ---------      ---------         ---------      ---------
   Total PBHG Class Share Transactions                                 (2,577)        (6,701)               64            619
                                                                    ---------      ---------         ---------      ---------
   Advisor Class
   Shares Issued                                                          143            565                --             --
   Shares Issued upon Reinvestment of Distributions                        --             --                --             --
   Shares Redeemed                                                       (152)          (228)               --             --
                                                                    ---------      ---------         ---------      ---------
   Total Advisor Class Share Transactions                                  (9)           337                --             --
                                                                    ---------      ---------         ---------      ---------
   Class A 2
   Shares Issued                                                           --              5                --              5
   Shares Redeemed                                                         --             --                --             --
                                                                    ---------      ---------         ---------      ---------
   Total Class A Share Transactions                                        --              5                --              5
                                                                    ---------      ---------         ---------      ---------
   Class C 2
   Shares Issued                                                           --              5                --              6
   Shares Redeemed                                                         --             --                --             --
                                                                    ---------      ---------         ---------      ---------
   Total Class C Share Transactions                                        --              5                --              6
                                                                    ---------      ---------         ---------      ---------
   Net Increase (Decrease) in Shares Outstanding                       (2,586)        (6,354)               64            630
                                                                    =========      =========         =========      =========

                                                                 ------------------------        -------------------------
                                                                      PBHG IRA CAPITAL                     PBHG
                                                                     PRESERVATION FUND              CASH RESERVES FUND
                                                                 ------------------------        -------------------------
                                                                  4/1/04 to       4/1/03         4/1/04 to        4/1/03
                                                                   9/30/04          to             9/30/04          to
                                                                 (Unaudited)      3/31/04        (Unaudited)      3/31/04
                                                                 -----------     ---------       -----------     ---------
SHARES ISSUED AND REDEEMED (000):
   PBHG Class
   Shares Issued                                                      23,722        55,288            14,348        62,725
   Shares issued upon the Acquisition of the
     TS&W Small Cap Value Fund LLC 1                                      --            --                --            --
   Shares Issued upon Reinvestment of  Distributions                   1,574         4,373                82           214
   Shares Redeemed                                                   (76,509)      (36,531)          (19,038)     (103,493)
                                                                   ---------     ---------         ---------     ---------
   Total PBHG Class Share Transactions                               (51,213)       23,130            (4,608)      (40,554)
                                                                   ---------     ---------         ---------     ---------
   Advisor Class
   Shares Issued                                                         205           654                --            --
   Shares Issued upon Reinvestment of Distributions                        8            15                --            --
   Shares Redeemed                                                      (423)          (75)               --            --
                                                                   ---------     ---------         ---------     ---------
   Total Advisor Class Share Transactions                               (210)          594                --            --
                                                                   ---------     ---------         ---------     ---------
   Class A 2
   Shares Issued                                                          --             5                --            --
   Shares Redeemed                                                        --            --                --            --
                                                                   ---------     ---------         ---------     ---------
   Total Class A Share Transactions                                       --             5                --            --
                                                                   ---------     ---------         ---------     ---------
   Class C 2
   Shares Issued                                                          --             5                --            --
   Shares Redeemed                                                        --            --                --            --
                                                                   ---------     ---------         ---------     ---------
   Total Class C Share Transactions                                       --             5                --            --
                                                                   ---------     ---------         ---------     ---------
   Net Increase (Decrease) in Shares Outstanding                     (51,423)       23,734            (4,608)      (40,554)
                                                                   =========     =========         =========     =========

   * Commencement of Operations for the PBHG Class shares.
   1.See Note 1 on page 93.
   2.Class A and C shares commenced operations on September 30, 2003 for the Heitman REIT and PBHG Technology & Communications Funds. Class A and C shares commenced operations on July 31, 2003 for the TS&W Small Cap Value, Dwight Intermediate Fixed Income, and PBHG IRA Capital Preservation Funds.

   Amounts designated as "-" are either $0 or have been rounded to $0.


                                    104 & 105

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)


6.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2004, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes and return of capital which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                           INCREASE
                                          (DECREASE)        INCREASE
                                         ACCUMULATED      UNDISTRIBUTED
                          DECREASE       NET REALIZED    NET INVESTMENT
                       PAID IN-CAPITAL       GAIN            INCOME
                            (000)            (000)            (000)
                       ---------------   ------------    --------------
Emerging Growth Fund     $(30,468)         $25,396          $  5,072
Growth Fund               (78,453)          63,198            15,255
Large Cap 20 Fund          (2,833)              --             2,833
Large Cap Growth Fund      (1,612)              --             1,612
Select Growth Fund         (3,646)              --             3,646
Strategic Small
   Company Fund              (919)              --               919
Focused Fund                  (40)              --                40
Mid-Cap Fund                   --           (2,009)            2,009
Small Cap Fund               (979)              --               979
Clipper Focus Fund             --             (333)              333
Small Cap Value Fund           --              (58)               58
REIT Fund*                   (513)            (816)            1,329
Technology &
   Communications Fund     (4,851)              (1)            4,852
Intermediate Fixed
   Income Fund                 --               (1)                1
IRA Capital
   Preservation Fund       (6,019)          (8,836)           14,855

These reclassifications had no effect on net assets or net asset value per share.

 * Information reflects fund activity based on the Portfolio's 12/31/03 tax reporting year.


The tax character of dividends and distributions declared during the years ended March 31, 2004 and 2003 were as follows:

                       ORDINARY     LONG-TERM     RETURN OF
                        INCOME    CAPITAL GAIN     CAPITAL         TOTAL
                         (000)        (000)         (000)          (000)
                      ----------  -------------   ---------      ---------
Disciplined Equity Fund
   2004                $    317       $    --        $  --        $    317
   2003                     524            --           --             524
Large Cap Fund
   2004                   3,484            --           --           3,484
   2003                   4,660            --           --           4,660
Clipper Focus Fund
   2004                   4,140         1,135           --           5,275
   2003                  13,266         4,010           --          17,276
Small Cap Value Fund
   2004                     198            --           --             198
REIT Fund
   2004                   3,772         1,682          513           5,967
   2003                   7,207         2,803          264          10,274
Intermediate Fixed
   Income Fund
   2004                     177            --           --             177
IRA Capital
   Preservation Fund
   2004                  39,079            --        6,019          45,098
   2003                  37,065           677           --          37,742
Cash Reserves Fund
   2004                     235            --           --             235
   2003                     983            --           --             983

The following funds paid no distributions during the fiscal years ended 2004 and 2003, respectively: Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Mid-Cap, Small Cap, and Technology & Communications Funds.



As of March 31, 2004, the components of Distributable Earnings/(Accumulated Losses) were as follows:


                                    UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        POST                          OTHER
                                      ORDINARY        LONG-TERM         LOSS         OCTOBER     UNREALIZED       TEMPORARY
                                       INCOME       CAPITAL GAIN    CARRYFORWARDS    LOSSES     APPRECIATION     DIFFERENCES
                                        (000)           (000)           (000)         (000)         (000)           (000)
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                 $    --         $     --      $   (344,309)  $      --     $  80,065    $         --
Growth Fund                               --               --        (1,565,906)         --       269,702              --
Large Cap 20 Fund                         --               --          (358,125)         --        44,484              --
Large Cap Growth Fund                     --               --          (195,567)         --        48,616              --
Select Growth Fund                        --               --        (1,196,040)         --        39,080              --
Strategic Small Company Fund              --               --           (16,195)         --        19,415              --
Disciplined Equity Fund                  139               --           (27,234)         --         5,457              --
Focused Fund                              --               --            (4,573)         --         1,215              --
Large Cap Fund                           349               --          (119,534)         --        11,744              --
Mid-Cap Fund                           2,110           10,861                --          --        63,002              --
Small Cap Fund                            --               --           (32,422)         --        17,127              --
Clipper Focus Fund                     1,009               --                --          --        72,154              --
Small Cap Value Fund                     260              628                --          --         7,744              (3)


                                                                      PBHG FUNDS



                                    UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        POST       UNREALIZED         OTHER
                                      ORDINARY        LONG-TERM         LOSS         OCTOBER    APPRECIATION/     TEMPORARY
                                       INCOME       CAPITAL GAIN    CARRYFORWARDS    LOSSES    (DEPRECIATION)    DIFFERENCES
                                        (000)           (000)           (000)         (000)         (000)           (000)
---------------------------------------------------------------------------------------------------------------------------
REIT Fund*                             $ --            $ --        $        --     $   (373)     $ 21,011       $      --
Technology & Communications Fund         --              --         (2,469,757)          --        60,039              (4)
Intermediate Fixed Income Fund          129              --                 --           --            46             (25)
IRA Capital Preservation Fund            --              --                 --       (1,932)       (3,292)          9,704
Cash Reserves                            11              --                 (9)          --            --             (11)



* Information reflects fund activity based on the Portfolio's December 31, 2003 tax reporting year.

Post-October losses represent losses realized on investment transactions from November 1, 2003 through March 31, 2004 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2004, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                        EXPIRING MARCH 31,
                                      --------------------------------------------------------------------------------------
                                        2007           2008            2009           2010             2011           TOTAL
                                       ------       ---------        --------       --------         ---------    -----------
Emerging Growth Fund                      --         $ 9,632      $   13,905      $   200,025        $120,747     $  344,309
Growth Fund                               --          10,248           1,680        1,241,238         312,740      1,565,906
Large Cap 20 Fund                         --              --              --          252,728         105,397        358,125
Large Cap Growth Fund                     --              --           7,780          114,491          73,296        195,567
Select Growth Fund                        --              --         192,159          877,967         125,914      1,196,040
Strategic Small Company Fund              --              --              --               --          16,195         16,195
Disciplined Equity Fund               $6,920             282              --               87          19,945         27,234
Focused Fund                              --              --              --               --           4,573          4,573
Large Cap Fund                            --              --              --           20,038          99,496        119,534
Small Cap Fund                            --              --              --               --          32,422         32,422
Technology & Communications Fund          --              --          89,757        1,954,050         425,950      2,469,757
Cash Reserves Fund                        --               4              --                5              --              9


As of June 20, 2003, the Emerging Growth Fund and the Growth Fund charged paid-in-capital $25,395,885 and $63,198,250, respectively, and credited accumulated net realized loss $25,395,885 and $63,198,250, respectively, due to the PBHG Limited Fund and the PBHG New Opportunities Fund reorganization into the Emerging Growth Fund (Note 10 on page 108) and the PBHG Core Growth Fund reorganization into the Growth Fund (Note 10 on page 108). Internal Revenue Code 382 limits the amount of the annual capital loss carryforward available for use and therefore requires the Funds to permanently forfeit $25,395,885 and 63,198,250, respectively, in capital loss carryforwards from prior years. The Emerging Growth Fund and the Growth Fund had capital loss carryforwards of $344,309,010 and $1,565,906,074, respectively, which may be applied against any realized net taxable gains until the expiration date (see previous schedule for breakdown). The Emerging Growth Fund and Growth Fund utilized $74,552,350 and $132,316,776, respectively, of net tax basis capital losses during the current year to offset net realized gains from investment transactions.

At September 30, 2004, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at September 30, 2004 were as follows:

                                                                     NET
                       FEDERAL     UNREALIZED     UNREALIZED     UNREALIZED
                      TAX COST    APPRECIATION   DEPRECIATION   APPRECIATION
                        (000)         (000)          (000)         (000)
                      ---------   ------------   ------------   ------------
Emerging Growth Fund  $157,126     $ 54,276       $ (8,883)      $ 45,393
Growth Fund            634,828      191,696        (28,561)       163,135
Large Cap 20 Fund      157,599       39,248         (3,983)        35,265
Large Cap Growth Fund  128,279       41,630         (3,027)        38,603
Select Growth Fund     168,787       34,355         (2,242)        32,113
Strategic Small
   Company Fund         46,674       13,198         (2,946)        10,252
Disciplined
   Equity Fund          61,569        4,535         (2,113)         2,422
Focused Fund            20,032        1,150         (1,099)            51
Large Cap Fund         152,852        8,771         (4,389)         4,382



                                                                       NET
                         FEDERAL     UNREALIZED     UNREALIZED     UNREALIZED
                        TAX COST    APPRECIATION   DEPRECIATION   APPRECIATION
                          (000)         (000)         (000)           (000)
                        ----------    --------     ----------     ------------
Mid-Cap Fund           $  398,598     $ 43,733     $ (19,175)        $24,558
Small Cap Fund             59,211       10,048        (5,201)          4,847
Clipper Focus Fund      1,127,152      160,180      (101,333)         58,847
Small Cap
   Value Fund              45,844       11,055        (1,008)         10,047
REIT Fund                 117,203       28,065          (276)         27,789
Technology &
   Communications Fund    240,483       53,031       (19,303)         33,728
Intermediate Fixed
   Income Fund              8,980           87           (11)             76
IRA Capital
   Preservation Fund      938,705           --            --              --

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of September 30, 2004 (UNAUDITED)

7. CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer cyclical, consumer non-cyclical, services and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries.

8.  LINE OF CREDIT

Prior to June 3, 2004, except for the Cash Reserves Fund, each Portfolio could borrow an amount up to its prospectus defined limitations, from a $150 million committed line of credit available to the Funds in the PBHG Funds and PBHG Insurance Series Fund. Effective June 3, 2004 the line of credit was discontinued. The Portfolios had no outstanding borrowings between April 1, 2004 and June 3, 2004.

9.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Liberty Ridge Capital, Inc.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the Funds may borrow more than 10% of its assets.

The Portfolios had no outstanding borrowings or loans under the interfund lending agreement at September 30, 2004 or at any time during the six months ended September 30, 2004.

10.  FUND REORGANIZATIONS

On June 20, 2003, the assets of the PBHG Core Growth Fund were reorganized into the Growth Fund. Under the Agreement and Plan of Reorganization, 4,364,758 shares of the PBHG Core Growth Fund were exchanged for 2,426,979 shares of the Growth Fund in a tax-free exchange.

The value of the PBHG Core Growth Fund on June 20, 2003 was $38,292,873. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Core Growth Fund, which included net investment loss of $93,898, accumulated realized losses of $76,533,450, and unrealized gains of $5,135,706, combined with the Growth Fund was $1,286,227,465.

On June 20, 2003, the assets of the PBHG Limited Fund and PBHG New Opportunities Fund were reorganized into the Emerging Growth Fund. Under the Agreement and Plan of Reorganization, 6,189,582 shares of the PBHG Limited Fund and 1,335,096 shares of the PBHG New Opportunities Fund were exchanged for 7,332,758 shares of the Emerging Growth Fund in a tax-free exchange.

The value of the PBHG Limited Fund and the PBHG New Opportunities Fund on June 20, 2003 was $46,086,847 and $29,403,893, respectively. Upon the business combination of such Funds on June 20, 2003, the value of the PBHG Limited Fund, which included net investment loss of $137,811, accumulated realized losses of $21,681,441, and unrealized gains of $12,590,592, and the value of the PBHG New Opportunities Fund, which included net investment loss of $94,635, accumulated realized losses of $30,247,355, and unrealized gains of $5,692,034, combined with the Emerging Growth Fund was $267,138,968.

On March 7, 2003, the assets of the PBHG Global Technology & Communications Fund were reorganized into the Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 8,267,235.999 shares of the PBHG Global Technology & Communications Fund were exchanged for 2,216,327.679 shares of the Technology & Communications Fund in a tax-free exchange.

The value of the PBHG Global Technology & Communications Fund on March 7, 2003 was $15,955,123, which included $1,065,107 in unrealized losses. Upon the business combination of such Funds on March 7, 2003, the value of the PBHG Global Technology & Communications Fund, which included net investment loss of $361,096, accumulated realized losses of $89,278,161 and unrealized losses of $1,065,107, combined with the Technology & Communications Fund was $256,108,689.

11. LITIGATION

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all their charges related to "market timing" activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Pilgrim Baxter to pay $40 million in disgorgement and $50 million in civil penalties, and effective October 1, 2004, to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the following five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such payments, including the reduction in management fees. The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices. Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

On November 17, 2004, Pilgrim Baxter's former principals entered into settlements with the SEC and with the NYAG relating to the former principals' involvement in certain market timing and selective disclosure activities. The aggregate settlement amount by these principals is $160 million of which $120 million represents disgorgement and restitution, and $40 million represents civil penalties. The former principals have not been associated with Pilgrim Baxter since November 2003. Neither the Fund nor the Fund's shareholders will bear the costs relating to these settlements, including the disgorgement and restitution, civil penalties or associated costs.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety

                                                                      PBHG FUNDS


of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter and the PBHG Funds have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "MDL Litigation"). The MDL Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the PBHG Funds' Statement of Additional Information, Exhibit C. Consolidated complaints in the Class Action and Derivative Suits were filed in the MDL Litigation on September 29, 2004 (MDL 1586).

The MDL Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of, the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The MDL Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The MDL Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

At this stage of the MDL Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. In the event PBHG Funds incurs any losses, costs or expenses in connection with such lawsuits, the PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to the PBHG Funds in respect thereof. While it is currently too early to predict the result of the MDL Litigation, Liberty Ridge Capital does not believe that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser to the PBHG Funds. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.

12. EXPENSES BORNE BY ADVISER

The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser agreed to pay for these expenses on behalf of the Fund. If the Adviser did not pay the expenses, the expenses for the Portfolios would have been higher than what is reflected in the financial highlights for the year ended March 31, 2004.

13. SUBSEQUENT EVENTS

Effective October 1, 2004, Pilgrim Baxter &Associates, Ltd. changed its name to Liberty Ridge Capital, Inc.

See also Footnote 2 above and the following page with respect to IRA Capital Preservation Fund.

PBHG FUNDS

PBHG FUNDS SHAREHOLDER MEETINGS (unaudited)
--------------------------------------------------------------------------------


A special meeting of the shareholders of the IRA Capital Preservation Fund was held on October 1, 2004 to vote on the following matter:

                                                                                               TOTAL
                                                    FOR         AGAINST     ABSTAIN     SHARES OUTSTANDING
                                                 --------       -------     -------     ------------------
To approve the change in investment goal
and related strategies for the
IRA Capital Preservation Fund                   67,400,908     9,870,428   1,508,349        137,784,060



PBHG FUNDS SECURITY PROXY VOTING GUIDELINES  (unaudited)
--------------------------------------------------------------------------------

A description of the guidelines that the Fund or the Fund's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-433-0051; (ii) on the Fund's website at http://www.pbhgfunds.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) through the Fund's website at http://www.pbhgfunds.com; and (ii) on the Commission's website at http://www.sec.gov.

Beginning on the fiscal quarter ended December 31, 2004, the Trust will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                                      PBHG FUNDS

                                         PBHG FUNDS DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

AVERAGES

The LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE represents the average performance of 456 mutual funds classified by Lipper, Inc. in the Intermediate Investment Grade Debt category.

The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents the average performance of 986 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents the average performance of 663 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The LIPPER MID-CAP CORE FUNDS AVERAGE represents the average performance of 339 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents the average performance of 526 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The LIPPER MONEY MARKET FUNDS AVERAGE represents the average performance of 402 mutual funds classified by Lipper, Inc. in the Money Market category.

The LIPPER MULTI-CAP CORE FUNDS AVERAGE represents the average performance of 770 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.

The LIPPER MULTI-CAP GROWTH FUNDS AVERAGE represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category.

The LIPPER MULTI-CAP VALUE FUNDS AVERAGE represents the average performance of 481 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.

The LIPPER REAL ESTATE FUNDS AVERAGE represents the average performance of 221 mutual funds classified by Lipper, Inc. in the Real Estate category.

The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents the average performance of 319 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents the average performance of 568 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents the average performance of 545 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.



INDICES

The LEHMAN INTERMEDIATE U.S. AGGREGATE BOND INDEX is an unmanaged index of fixed income securities with medium term durations.

The PSE TECHNOLOGY INDEX(R)is a price-weighted index of the top 100 U.S. technology stocks.

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than- average growth orientation.

The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000(R) INDEX is an unmanaged index comprised of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL 3000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a higher price-to-book ratio and higher forecasted growth values.

The RYAN 5-YEAR GIC MASTER INDEX is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships.

The Indices/Averages are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices/Averages assume reinvestment of capital gains and income dividends but assume no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices/Averages is not possible.

PBHG FUNDS

PBHG FUNDS DISCLOSURE NOTES (unaudited)
--------------------------------------------------------------------------------

STYLE BOX

EQUITY FUNDS --

Each Portfolio has been assigned to a style box category by Liberty Ridge Capital that is reflective of its relative investment style and characteristics as of September 30, 2004. Companies categorized as large cap have market capitalizations over $10 billion; mid-cap from $2-$10 billion; and small cap less than $2 billion. Value style funds invest primarily in equities believed to be selling below their intrinsic value while growth style funds generally invest in stocks of companies that may be trading at or above their fair value based upon historical earnings, but are expected to keep growing. Funds that invest in stocks meeting both characteristics are classified as blend. Fund characteristics are subject to change and may not always reflect the style box classification.

FIXED INCOME FUNDS --

Each Portfolio has been assigned to a style box category by Liberty Ridge Capital that is reflective of its relative investment style and characteristics as of September 30, 2004. Fixed income securities that are categorized as low quality are defined as bonds rated BB or lower, medium as bonds rated BBB through A; high as AA or better. Maturity for taxable bond funds is based on the following duration ranges; short is up to 3.5 years; intermediate is 3.5 to 6 years; and long is greater than 6 years. The Fund's portfolio is subject to change and may not always reflect the characteristics of that box.

TOP TEN HOLDINGS

There is no guarantee that the Fund continues to hold these securities or will continue to hold any of these securities in the future. The top holding information provided should not be construed as a recommendation to purchase or sell a particular security.

PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST  (unaudited)
--------------------------------------------------------------------------------
As of November 12, 2004

 The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and Officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-433-0051.



--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
John R. Bartholdson
(60)

POSITION HELD WITH THE FUND
Chairman of the Board and lead Independent Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
Trustee since 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Chief Financial Officer, The Triumph Group, Inc. (manufacturing) since 1992.

NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY TRUSTEE
26

OTHER DIRECTORSHIPS HELD BY TRUSTEE
Director, The Triumph Group, Inc. since 1992. Trustee, PBHG Insurance Series since 1997. Trustee, Old Mutual Advisor Funds, since 2004.

--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
Jettie M. Edwards
(58)

POSITION HELD WITH THE FUND
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
Trustee since 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Consultant, Syrus Associates (business and marketing consulting firm) 1986-2002

NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY TRUSTEE
26

OTHER DIRECTORSHIPS HELD BY TRUSTEE
Trustee, EQ Advisors (investment company-37 portfolios) since 1997. Trustee, PBHG Insurance Series since 1997.

--------------------------------------------------------------------------------


NAME, ADDRESS, AND AGE
Albert A. Miller
(70)

POSITION HELD WITH THE FUND
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
Trustee since 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Senior Vice President, Cherry & Webb, CWT Specialty Stores 1995-2000. Advisor and Secretary, the Underwoman Shoppes Inc. (retail clothing stores) 1980-2002. Merchandising Group Vice President, R.H. Macy & Co. (retail department stores) 1958-1995. Retired.

NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY TRUSTEE
26

OTHER DIRECTORSHIPS HELD BY TRUSTEE
Trustee, PBHG Insurance Series since 1997.


--------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
--------------------------------------------------------------------------------
OFFICERS**
--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
David J. Bullock
(48)

POSITION HELD WITH THE FUND
President

TERM OF OFFICE AND LENGTH OF TIME SERVED
President since 2003

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
President and Chief Executive Officer, Old Mutual Capital, Inc. and Trustee, Old Mutual Advisor Funds, since May 2004. President and Director, Liberty Ridge Capital since July 2003. Chief Executive Officer, Liberty Ridge Capital, Trustee, Old Mutual Investment Partners, Old Mutual Shareholder Services and Old Mutual Fund Services since November 2003. President, PBHG Insurance Series Fund since November 2003. Chief Operating Officer, Liberty Ridge Capital July 2003 to March 2004. President and Chief Executive Officer, Transamerica Capital, Inc. September 1998 to July 2003.

--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
Lee T. Cummings
(41)

POSITION HELD WITH THE FUND
Treasurer, Chief Financial Officer, Controller

TERM OF OFFICE AND LENGTH OF TIME SERVED
Treasurer, Chief Financial Officer, Controller since 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Vice President, Liberty Ridge Capital since 2001, Sales and Marketing Director, Liberty Ridge Capital since April 2004, and Director of Mutual Fund Operations, Liberty Ridge Capital, 1996-2001; Treasurer, Chief Financial Officer, Controller, Old Mutual Advisor Funds, since May 2004 and PBHG Insurance Series Fund since March 1997. President, Old Mutual Shareholder Services, Inc. since 2001; President, Old Mutual Investment Partners 1999-2003. Vice President, Old Mutual Investment Partners, since March 2003; Treasurer, Old Mutual Fund Services, May 1996-1999; and President, Old Mutual Fund Services since December 1998.

--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
John M. Zerr
(42)

POSITION HELD WITH THE FUND
Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED
Vice President and Secretary since 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Senior Vice President, Liberty Ridge Capital since 2001. Chief Operating Officer, Liberty Ridge Capital since March 2004 and General Counsel and Secretary, Liberty Ridge Capital since November 1996, Executive Vice President, Secretary and General Counsel, Old Mutual Capital, Inc., since May 2004. Vice President and Secretary, Old Mutual Advisor Funds, since May 2004 and PBHG Insurance Series Fund, since March 1997; General Counsel and Secretary, Pilgrim Baxter Value Investors, Inc., November 1996 to May 2002; General Counsel and Secretary, Old Mutual Fund Services since January 1998; General Counsel and Secretary, Old Mutual Shareholder Services since 2001; General Counsel and Secretary, Old Mutual Investment Partners since January 1998.

--------------------------------------------------------------------------------

PBHG FUNDS

                                  TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
--------------------------------------------------------------------------------
                                                         As of November 12, 2004

--------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
--------------------------------------------------------------------------------


NAME, ADDRESS, AND AGE
Brian C. Dillon
(41)

POSITION HELD WITH THE FUND
Vice President and Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED
Vice President since 2001

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Vice President and Chief Compliance Officer, Liberty Ridge Capital, since April 2001. Chief Compliance Officer, Old Mutual Capital, Inc., since May 2004. Chief Compliance Officer, Old Mutual Advisor Funds, since September 2004 and Vice President, Old Mutual Advisor Funds, since May 2004, Chief Compliance Officer, PBHG Insurance Series Fund, since July 2004 and Vice President, PBHG Insurance Series Fund, since April 2001. Chief Compliance Officer, Old Mutual Fund Services, Old Mutual Shareholder Services, and Old Mutual Investment Partners since April 2001; Chief Compliance Officer, Pilgrim Baxter Value Investors, Inc., April 2001 to May 2002; Chief Compliance Officer, Pilgrim Baxter Private Equity Advisor, April 2001-March 2003. Vice President and Deputy Compliance Director, Delaware Investments, 1995-2001.

--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
Robert E. Putney, III
(44)

POSITION HELD WITH THE FUND
Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED
Vice President and Assistant Secretary since 2002

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Senior Vice President, Deputy General Counsel and Assistant Secretary, Old Mutual Capital, Inc., since May 2004. Deputy General Counsel, Liberty Ridge Capital, Old Mutual Investment Partners and Old Mutual Fund Services since January 2004 and Vice President and Assistant Secretary, Liberty Ridge Capital, Old Mutual Investment Partners and Old Mutual Fund Services, since December 2001. Vice President and Assistant Secretary, Old Mutual Advisor Funds, since May 2004. Vice President and Assistant Secretary, PBHG Insurance Series Fund since March 2002. Senior Legal Counsel, Liberty Ridge Capital, Old Mutual Investment Partners and Old Mutual Fund Services, December 2001-2004; Senior Counsel and Assistant Secretary, Pilgrim Baxter Value Investors, Inc. 2001-2002. Director and Senior Counsel, Merrill Lynch Investment Managers, L.P. and Princeton Administrators, L.P. from September 1997 until December 2001 and holding various other positions with these companies from 1991 to 1997; Secretary of various Merrill Lynch and Mercury open-end funds, as well as Somerset Exchange Fund and The Europe Fund, Inc. until December 2001.

--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
Stephen F. Panner
(34)

POSITION HELD WITH THE FUND
Assistant Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED
Assistant Treasurer since 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Fund Administration Manager, Liberty Ridge Capital and Old Mutual Fund Services since February 2000. Assistant Treasurer, Old Mutual Advisor Funds, since May 2004. Assistant Treasurer, PBHG Insurance Series Fund, since 2000. Fund Accounting Manager, SEI Investments Mutual Funds Services, 1997-2000.

--------------------------------------------------------------------------------

NAME, ADDRESS, AND AGE
William P. Schanne
(32)

POSITION HELD WITH THE FUND
Assistant Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED
Assistant Treasurer since 2001

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Fund Administration Associate, Liberty Ridge Capital and Old Mutual Fund Services since August 2001. Assistant Treasurer, Old Mutual Advisor Funds, since May 2004. Assistant Treasurer, PBHG Insurance Series Fund, since 2001. Fund Accounting Supervisor, PFPC, Inc., 1999-2001; Fund Accountant, PFPC, Inc., 1998-1999.

--------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

[BLANK PAGE]

[Logo omitted]
PBHG FUNDS (R)

P.O. Box 219534
Kansas City, MO 64121-9534

Investment Advisor:
Liberty Ridge Capital,Inc.

DISTRIBUTOR:
PBHG FUND DISTRIBUTORS.
OLD MUTUAL INVESTMENT PARTNERS. MEMBER NASD.


                         1.800.433.0051
                                WWW.PBHGFUNDS.COM


THIS SEMI-ANNUAL REPORT IS INTENDED FOR THE INFORMATION OF PBHGFUNDS SHAREHOLDERS, BUT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PORTFOLIOS DESCRIBED IN THIS REPORT ARE PART OF THE PBHGFUNDS. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. PLEASE CALL
1.800.433.0051 FOR A FREE PROSPECTUS THAT CONTAINS THIS AND OTHER IMPORTANT INFORMATION. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVES. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE DATA, WHICH MAY BE LOWER OR HIGHER THAN THAT SHOWN, IS AVAILABLE BY CALLING 1.800.433.0051 OR ONLINE AT WWW.PBHGFUNDS.COM. MANAGERS' COMMENTS ARE AS OF SEPTEMBER 30, 2004, ARE SUBJECT TO CHANGE, AND MAY NOT REFLECT THEIR CURRENT VIEWS. THIS MATERIAL REPRESENTS THE MANAGERS' ASSESSMENT OF THEIR PORTFOLIOS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING THE FUNDS OR ANY STOCK IN PARTICULAR. THE PURCHASE AND SALE INFORMATION PROVIDED SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY. THERE IS NO ASSURANCE, AS OF THE DATE OF PUBLICATION OF THIS MATERIAL, THAT THE SECURITIES PURCHASED REMAIN IN THE PORTFOLIO OR THAT SECURITIES SOLD HAVE NOT BEEN REPURCHASED. ADDITIONALLY, IT IS NOTED THAT THE SECURITIES PURCHASED DO NOT REPRESENT THE FUND'S ENTIRE PORTFOLIO AND IN THE AGGREGATE MAY REPRESENT A SMALL PERCENTAGE OF A FUND'S PORTFOLIO.

PBHG-SAR2004
04-461, 11/2004

                                   APPENDIX V

PBHG Large Cap Growth Concentrated Fund
Pro Forma
Schedule Of Investments as of September 30, 2004

---------------------------------------------------------------------------------------
SECURITY NAME                                     SHARES                   MARKET VALUE
---------------------------------------------------------------------------------------
Advanced Medical Optics*                         126,500                      5,005,605
Align Technology*                                335,400                      5,124,912
Ametek*                                          143,900                      4,363,048
Anixter International                             56,000                      1,965,040
Apollo Group, Cl A*                              175,650                     12,887,441
Autodesk                                         181,900                      8,845,797
Black & Decker                                    50,000                      3,872,000
Boiogen Idec*                                     31,800                      1,945,206
Boston Scientific*                               456,700                     18,144,691
Broadcom, Cl A*                                  307,400                      8,388,946
Cisco Systems*                                   558,800                     10,114,280
Coach*                                           243,600                     10,333,512
Cognizant Technology Solutions*                  199,500                      6,086,745
Corporate Executive Board                        129,900                      7,955,076
Countrywide Financial                            204,400                      8,051,316
Covance*                                         178,600                      7,138,642
Dell Computer*                                   264,800                      9,426,880
eBay*                                            201,600                     18,535,104
Electronic Arts*                                 191,800                      8,820,882
Eyetech Pharmaceuticals*                         187,300                      6,366,327
Flir Systems*                                     85,100                      4,978,350
Gilead Sciences*                                 304,200                     11,370,996
Goldman Sachs Group                               56,700                      5,286,708
Guidant                                          147,800                      9,760,712
Harman International Industries                  104,100                     11,216,775
Intel                                            530,800                     10,647,848
Juniper Networks*                                304,100                      7,176,760
Kinetic Concepts*                                156,200                      8,208,310
Martek Biosciences*                               60,800                      2,957,312
Microsoft                                        324,800                      8,980,720
Nextel Communications, Cl A*                     639,400                     15,243,296
Onyx Pharmaceuticals*                            108,158                      4,651,876
Qualcomm                                         526,600                     20,558,464
Staples                                          304,800                      9,089,136
Symantec*                                        310,400                     17,034,752
Teva Pharmaceutical Industries-ADR*              338,800                      8,791,860
UTI Worldwide                                     34,800                      2,046,588
Xilinx                                           224,300                      6,056,100
XM Satellite Radio Holdings, Cl A*               109,100                      3,384,282
Yahoo*                                           845,600                     28,674,296
Zimmer Holdings*                                 149,900                     11,848,096

---------------------------------------------------------------------------------------
SECURITY NAME                                FACE AMOUNT                   MARKET VALUE
---------------------------------------------------------------------------------------
Morgan Stanley Tri-Party Repurchase Agreement
   1.70%, dated 09-30-04, to be repurchased
   on 10-01-04, repurchase price $8,034,788
   (collateralized by U.S. Government
   Obligations, par value $8,275,000, 0.00%,
   03-16-05; total market value $8,196,388)    8,034,409                      8,034,409

UBS Warburg LLC Tri-Party Repurchase Agreement
   1.87%, dated 09-30-04, to be repurchased
   on 10-01-04, repurchase price $7,400,256
   (collateralized by U.S. Government
   Obligations, par value $7,615,000, 3.375%,
   04-15-09; total market value $7,551,977)    7,399,871                      7,399,871

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class
LLC - Limited Liability Company

Acquired Fund
PBHG Select Growth Fund
Schedule of Investments as of September 30, 2004

---------------------------------------------------------------------------------------
SECURITY NAME                                     SHARES                   MARKET VALUE
---------------------------------------------------------------------------------------
Advanced Medical Optics*                         126,500                      5,005,605
Align Technology*                                335,400                      5,124,912
Ametek*                                          143,900                      4,363,048
Anixter International                             56,000                      1,965,040
Apollo Group, Cl A*                               56,850                      4,171,085
Autodesk                                         181,900                      8,845,797
Black & Decker                                    50,000                      3,872,000
Boston Scientific*                               216,300                      8,593,599
Coach*                                           243,600                     10,333,512
Cognizant Technology Solutions*                  199,500                      6,086,745
Corporate Executive Board                        129,900                      7,955,076
Countrywide Financial                            204,400                      8,051,316
Covance*                                         178,600                      7,138,642
eBay*                                             81,800                      7,520,692
Eyetech Pharmaceuticals*                         187,300                      6,366,327
Flir Systems*                                     85,100                      4,978,350
Gilead Sciences*                                 304,200                     11,370,996
Harman International Industries                  104,100                     11,216,775
Intel                                            146,400                      2,936,784
Juniper Networks*                                304,100                      7,176,760
Kinetic Concepts*                                156,200                      8,208,310
Martek Biosciences*                               60,800                      2,957,312
Nextel Communications, Cl A*                     243,100                      5,795,504
Onyx Pharmaceuticals*                            108,158                      4,651,876
Qualcomm                                         290,600                     11,345,024
UTI Worldwide                                     34,800                      2,046,588
XM Satellite Radio Holdings, Cl A*               109,100                      3,384,282
Yahoo*                                           303,700                     10,298,467
Zimmer Holdings*                                  52,000                      4,110,080

---------------------------------------------------------------------------------------
SECURITY NAME                                FACE AMOUNT                   MARKET VALUE
---------------------------------------------------------------------------------------
Morgan Stanley Tri-Party Repurchase Agreement
   1.70%, dated 09-30-04, to be repurchased
   on 10-01-04, repurchase price $8,034,788
   (collateralized by U.S. Government
   Obligations, par value $8,275,000, 0.00%,
   03-16-05; total market value $8,196,388)    8,034,409                      8,034,409

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

Acquiring Fund
PBHG Large Cap Growth Concentrated Fund
Schedule of Investments as of September 30, 2004

---------------------------------------------------------------------------------------
SECURITY NAME                                     SHARES                   MARKET VALUE
---------------------------------------------------------------------------------------
Apollo Group, Cl A*                              118,800                      8,716,356
Boiogen Idec*                                     31,800                      1,945,206
Boston Scientific*                               240,400                      9,551,092
Broadcom, Cl A*                                  307,400                      8,388,946
Cisco Systems*                                   558,800                     10,114,280
Dell Computer*                                   264,800                      9,426,880
eBay*                                            119,800                     11,014,412
Electronic Arts*                                 191,800                      8,820,882
Goldman Sachs Group                               56,700                      5,286,708
Guidant                                          147,800                      9,760,712
Intel                                            384,400                      7,711,064
Microsoft                                        324,800                      8,980,720
Nextel Communications, Cl A*                     396,300                      9,447,792
Qualcomm                                         236,000                      9,213,440
Staples                                          304,800                      9,089,136
Symantec*                                        310,400                     17,034,752
Teva Pharmaceutical Industries-ADR*              338,800                      8,791,860
Xilinx                                           224,300                      6,056,100
Yahoo*                                           541,900                     18,375,829
Zimmer Holdings*                                  97,900                      7,738,016

---------------------------------------------------------------------------------------
SECURITY NAME                                FACE AMOUNT                   MARKET VALUE
---------------------------------------------------------------------------------------
UBS Warburg LLC Tri-Party Repurchase Agreement
   1.87%, dated 09-30-04, to be repurchased
   on 10-01-04, repurchase price $7,400,256
   (collateralized by U.S. Government
   Obligations, par value $7,615,000, 3.375%,
   04-15-09; total market value $7,551,977)    7,399,871                      7,399,871

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class
LLC - Limited Liability Company

                                                         Acquired Fund                     Acquiring Fund
                                                    PBHG Select Growth Fund   PBHG Large Cap Growth Concentrated Fund
                                                      Cost           Value          Cost                    Value
                                                  --------------------------- ---------------------------------------
Assets
Investment Securities                             168,787,409     200,899,762   157,598,798              192,864,054
Cash                                                                      -                                      -
Receivable for Accrued Income                                          11,404                                 10,389
Receivable for Capital Shares Sold                                     25,485                                  5,842
Receivable for Investment Securities Sold                           5,863,336                                 59,495
Prepaid Expenses                                                          -                                      -
Other Assets                                                              -                                      -

Total Assets                                                      206,799,987                            192,939,780

Liabilities
Payable for Advisory Fee                                              138,012                                133,646
Payable for Administration Fee                                         24,355                                 23,585
Payable for Accrued Expenses                                           81,960                                 76,851
Payable for Capital Shares Redeemed                                    96,274                                359,382
Payable for Investment Securities Purchased                         6,688,060                                971,148
Other Payables                                                         84,132                                 68,268

Total Liabilities                                                   7,112,793                              1,632,880

Net Assets                                                        199,687,194                            191,306,900

PBHG Class
Net Assets                                                        199,585,991                            191,081,697
Shares Outstanding                                                 10,084,414                             13,200,727
Net Asset Value, offering price and redemption
   price per share                                                      19.79                                  14.48

Advisor Class
Net Assets                                                                -                                  107,053
Shares Outstanding                                                        -                                    7,461
Net Asset Value, offering price and redemption
   price per share                                                        N/A                                  14.35

Class A
Net Assets                                                             50,792                                 54,237
Shares Outstanding                                                      2,573                                  3,757
Net Asset Value, offering price and redemption
   price per share                                                      19.74                                  14.44

Class A
Maximum Offering
   price per share                                                      20.94                                  15.32

Class C
Net Assets                                                             50,411                                 63,913
Shares Outstanding                                                      2,573                                  4,460
Net Asset Value, offering price and redemption
   price per share                                                      19.59                                  14.33


                                                                  PBHG Large Cap Growth Concentrated Fund
                                                                                  Pro Forma
                                                    Adjustments          Cost                  Value
                                                    -----------   ---------------------------------------
Assets
Investment Securities                               326,386,206                             393,763,816
Cash                                                                                                 -
Receivable for Accrued Income                                                                     21,793
Receivable for Capital Shares Sold                                                                31,327
Receivable for Investment Securities Sold                                                      5,922,831
Prepaid Expenses                                                                                     -
Other Assets                                                                                         -

Total Assets                                                  -                              399,739,767

Liabilities
Payable for Advisory Fee                                                                         271,658
Payable for Administration Fee                                                                    47,940
Payable for Accrued Expenses                                                                     158,811
Payable for Capital Shares Redeemed                                                              455,656
Payable for Investment Securities Purchased                                                    7,659,208
Other Payables                                                                                   152,400

Total Liabilities                                                                              8,745,673

Net Assets                                                                                   390,994,094

PBHG Class
Net Assets                                                                                   390,667,687
Shares Outstanding                                    3,703,826                               26,988,966
Net Asset Value, offering price and redemption
   price per share                                                                                 14.48

Advisor Class
Net Assets                                                                                       107,053
Shares Outstanding                                           --                                    7,461
Net Asset Value, offering price and redemption
   price per share                                                                                 14.35

Class A
Net Assets                                                                                       105,029
Shares Outstanding                                          945                                    7,275
Net Asset Value, offering price and redemption
   price per share                                                                                 14.44

Class A
Maximum Offering
   price per share                                                                                 15.32

Class C
Net Assets                                                                                       114,325
Shares Outstanding                                          944                                    7,978
Net Asset Value, offering price and redemption
   price per share                                                                                 14.33

For the Year October 1, 2003 to September 30, 2004


                                           Acquired Fund              Acquiring Fund
                                       PBHG Select Growth  PBHG Large Cap Growth Concentrated
                                                Fund                       Fund                 Adjustments
                                       ------------------  ----------------------------------   -----------
Investment Income
Dividend Income                                  213,840                        354,798
Registered Investment Companies                    3,164                          3,299
Interest Income                                   83,098                        121,122
Less: Foreign Taxes Witheld                          -                          (14,369)
                                       ------------------  ----------------------------------   -----------

Total Income                                     300,102                        464,850                  -
                                       ------------------  ----------------------------------   -----------

Expenses
Investment Advisory Fees                       1,997,557                      1,856,647
Administrative Fees                              352,510                        327,644
Transfer Agent Fees                              945,454                        744,273
Printing Fees                                    132,117                        113,280
Professional Fees                                 49,300                         50,350              (4,925)(a)
Service Fees
      Advisor Class                                  N/A                            248
      Class A                                        133                            139
      Class C                                        132                            145
Distribution Fees - Class C                          397                            434
Registration and Filing Fees                      51,020                         56,567             (51,020)(b)
Director's Fees                                    8,318                          9,043
Miscellaneous Fees                                 6,292                          8,336
Custodian Fees                                    13,487                         10,623
                                       ------------------  ----------------------------------   -----------

Total Expenses                                 3,556,717                      3,177,729             (55,945)
                                       ------------------  ----------------------------------   -----------

Expense Reduction                                    -                              -               116,653
                                       ------------------  ----------------------------------   -----------

Net Expenses                                   3,556,717                      3,177,729            (172,598)
                                       ------------------  ----------------------------------   -----------

Net Investment Loss                           (3,256,615)                    (2,712,879)            172,598
                                       ------------------  ----------------------------------   -----------

Net Realized Gain from Security Transactions  31,276,791                     26,323,577
Net Change in Unrealized Depreciation on
  Investments                                (20,219,951)                    (3,075,437)
                                       ------------------  ----------------------------------   -----------

Net Realized and Unrealized Gain on
  Investments                                 11,056,840                     23,248,140
                                       ------------------  ----------------------------------   -----------

Increase in Net Assets Resulting from
  Operations                                   7,800,225                     20,535,261             172,598
                                       ------------------  ----------------------------------   -----------
                                       ------------------  ----------------------------------   -----------



                                                      PBHG
                                         Large Cap Growth Concentrated
                                                    Pro Forma
                                         -----------------------------
Investment Income
Dividend Income                                         568,638
Registered Investment Companies                           6,463
Interest Income                                         204,220
Less: Foreign Taxes Witheld                             (14,369)
                                         -----------------------------

Total Income                                            764,952
                                         -----------------------------

Expenses
Investment Advisory Fees                              3,854,204
Administrative Fees                                     680,154
Transfer Agent Fees                                   1,689,727
Printing Fees                                           245,397
Professional Fees                                        94,725
Service Fees
      Advisor Class                                         248
      Class A                                               272
      Class C                                               277
Distribution Fees - Class C                                 831
Registration and Filing Fees                             56,567
Director's Fees                                          17,361
Miscellaneous Fees                                       14,628
Custodian Fees                                           24,110
                                         -----------------------------

Total Expenses                                        6,678,501
                                         -----------------------------

Expense Reduction                                       116,653
                                         -----------------------------

Net Expenses                                          6,561,848
                                         -----------------------------

Net Investment Loss                                  (5,796,896)
                                         -----------------------------

Net Realized Gain from Security Transactions         57,600,368
Net Change in Unrealized Depreciation on
  Investments                                       (23,295,388)
                                         -----------------------------

Net Realized and Unrealized Gain
  Investments                                        34,304,980
                                         -----------------------------

Increase in Net Assets Resulting from
  Operations                                         28,508,084
                                         -----------------------------
                                         -----------------------------

PBHG Select Growth Fund
PBHG Large Cap Growth Concentrated Fund
Notes to Pro Forma Financial Statements (unaudited)
September 30, 2003 and September 30, 2004

The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed reorganizations of the PBHG Select Growth Fund ("Select Growth Fund") into the PBHG Large Cap Growth Concentrated Fund ("Large Cap Growth Concentrated Fund"). The proposed reorganizations will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganizations provide for the transfer of all of the assets and liabilities of Select Growth Fund to Large Cap Growth Concentrated Fund and the reclassification of shares of Select Growth Fund as shares of Large Cap Growth Concentrated Fund. The accounting survivor in the proposed reorganization will be Large Cap Growth Concentrated Fund. This is because Select Growth Fund has a similar investment objective as Large Cap Growth Concentrated Fund and the surviving fund will invest in a style that is similar to the way in which Select Growth Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

Select Growth Fund and Large Cap Growth Concentrated Fund are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the reorganizations between Select Growth Fund and Large Cap Growth Concentrated Fund.


(a) Adjustment based on revised fee schedule with the independent registered public accounting firm.

(b) Adjustment based on assumed elimination of duplicate state registration fees, and reflects management's estimates of combined pro forma operations.

Following is a summary of significant accounting policies, which are consistently followed by Select Growth Fund and Large Cap Growth Concentrated Fund in the preparation of their financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Investment securities of the Select Growth Fund and Large Cap Growth Concentrated Fund that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Select Growth Fund and Large Cap Growth Concentrated Fund that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.


FEDERAL INCOME TAXES - Select Growth Fund and Large Cap Growth Concentrated Fund have qualified and Large Cap Growth Concentrated Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

DIVIDENDS - Dividends from net investment income and distributions of net realized capital gains for the Select Growth Fund and Large Cap Growth Concentrated Fund are declared annually, if available.

FOREIGN WITHHOLDING TAXES -- The Select Growth Fund and Large Cap Growth Concentrated Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Select Growth Fund and Large Cap Growth Concentrated Fund accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by Select Growth Fund or Large Cap Growth Concentrated Fund may be delayed or limited.

DIRECTED BROKERAGE-- Select Growth Fund and Large Cap Growth Concentrated Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Select Growth Fund and Large Cap Growth Concentrated Fund. Directed brokerage arrangements are accounted for as realized gains of Select Growth Fund and Large Cap Growth Concentrated Fund.

OTHER -- Expenses that are directly related to Select Growth Fund or Large Cap Growth Concentrated Fund are charged directly to the Select Growth Fund or Large Cap Growth Concentrated Fund. Other operating expenses are prorated to Select Growth Fund and Large Cap Growth Concentrated Fund on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of Select Growth Fund and Large Cap Growth Concentrated Fund are allocated to the respective class on the basis of the relative net assets each day.

Select Growth Fund and Large Cap Growth Concentrated Fund have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

Select Growth Fund and Large Cap Growth Concentrated Fund will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of Select Growth Fund and Large Cap Growth Concentrated Fund within 10 calendar days of their purchase. Select Growth Fund and Large Cap Growth Concentrated Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Select Growth Fund or Large Cap Growth Concentrated Fund shares redeemed exceeds the number of Select Growth Fund or Large Cap Growth Concentrated Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Select Growth Fund or Large Cap Growth Concentrated Fund have been held, shares held by the investor for the longest period of time will be sold first. Select Growth Fund or Large Cap Growth Concentrated Fund will retain the fee for the benefit of the remaining shareholders. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Select Growth Fund or Large Cap Growth Concentrated Fund's prospectus.

                                  APPENDIX VI

PBHG Strategic Small Company Fund
Pro Forma
Schedule of Investments as of September 30, 2004

--------------------------------------------------------------------------------------------
SECURITY NAME                                        SHARES                     MARKET VALUE
--------------------------------------------------------------------------------------------
Accredited Home Lenders Holding*                      3,100                          119,412
Adtran                                               80,000                        1,814,400
Advanced Neuromodulation Systems*                     3,600                          109,260
Advisory Board*                                      51,800                        1,740,480
Aeroflex*                                           194,500                        2,055,865
Aeropostale*                                          8,500                          222,700
Affiliated Managers Group*                            7,150                          382,811
Affordable Residential Communities*                   7,400                          108,040
Align Technology*                                   100,300                        1,532,584
Allmerica Financial*                                  8,200                          220,416
Altiris*                                            177,600                        5,621,040
American Healthways*                                165,300                        4,811,883
Ansys*                                               45,100                        2,242,823
Applera-Celera Genomics Group*                       11,600                          135,604
Applied Films*                                       90,800                        1,635,308
Applied Micro Circuits*                              56,300                          176,219
Applied Signal Technology                             6,500                          207,935
Armor Holdings*                                       8,500                          353,685
Arthrocare*                                          65,000                        1,903,850
Ascential Software*                                   5,100                           68,697
Ask Jeeves*                                           7,500                          245,325
Asset Acceptance Capital*                             3,000                           50,910
Atlas America*                                        3,100                           67,487
Atwood Oceanics*                                      5,900                          280,486
August Technology*                                    5,900                           40,533
Avid Technology*                                     98,600                        4,621,382
Axsys Technologies*                                   7,500                          104,243
Bancorp Bank*                                         2,500                           50,875
Bank Mutual                                          23,483                          281,796
Bebe Stores*                                        100,000                        2,112,000
Benchmark Electronics*                               69,350                        2,066,630
BindView Development*                                28,500                           94,620
BJ's Restaurants*                                    70,000                        1,110,900
Borland Software*                                    34,700                          289,745
Bright Horizons Family Solutions*                    62,100                        3,371,409
Brink's                                              12,500                          377,125
Bristol West Holdings                                12,600                          215,964
Brookline Bancorp                                    18,860                          295,536
Brooks Automation*                                   15,200                          215,080
CAL Dive International                                6,400                          227,968
CallWave*                                            27,200                          259,760
Carter's*                                            10,600                          293,514
CB Richard Ellis Group, Cl A*                        14,600                          337,260
Centene*                                              3,150                          134,127
Ceradyne*                                           119,100                        5,229,681
Charles River Associates*                            79,300                        3,036,397
Charming Shoppes*                                    20,000                          142,400
CNF                                                   6,200                          254,138
Cognex                                               76,300                        1,999,060
Cognizant Technology Solutions*                      25,800                          787,158
Coinstar*                                             5,000                          116,500
Collegiate Funding Services LLC*                     46,200                          580,272
Core Laboratories*                                   13,800                          339,342
Corporate Executive Board                            90,000                        5,511,600
Coventry Health Care*                                 8,500                          453,645
CP Ships                                              5,000                           61,200
CTS                                                  11,000                          138,600
Cyberoptics*                                         49,900                          770,456
Cymer*                                               73,500                        2,106,510
Deckers Outdoor*                                     10,000                          340,000
DiamondCluster International*                       290,000                        3,538,000
Dick's Sporting Goods*                               94,100                        3,351,842
Digital River*                                      118,300                        3,522,974
Ditech Communications*                               47,700                        1,068,003
DJ Orthopedics*                                      45,200                          797,780
DSP Group*                                           12,700                          267,335
EDO                                                  13,200                          366,300
EGL*                                                 12,500                          378,250
Emmis Communications, Cl A*                          18,900                          341,334
Engineered Support Systems                           36,225                        1,653,309
Entravision Communications, Cl A*                    48,000                          365,280
Eon Labs*                                             8,100                          175,770
eReaearch Technology*                               138,750                        1,849,538
eSpeed, Cl A*                                        14,000                          137,620
Extreme Networks*                                    24,600                          109,470
F5 Networks*                                        151,450                        4,613,167
Faro Technologies*                                    7,500                          152,550
Finish Line, Cl A*                                   76,300                        2,359,196
First Horizon Pharmaceutical*                       110,600                        2,213,106
Formfactor*                                          90,600                        1,754,922
Foundry Networks*                                    80,000                          759,200
Franklin Bank*                                       19,000                          323,950
Frontier Oil                                         15,800                          373,038
Gander Mountain*                                     12,600                          252,189
Genesis HealthCare*                                   5,100                          155,091
Gen-Probe*                                          118,800                        4,736,556
Gevity HR                                             7,500                          115,350
Given Imaging Limited*                               48,600                        1,868,670
Government Properties Trust*                          6,000                           57,000
Grant Prideco*                                        7,700                          157,773
Guitar Center*                                       79,100                        3,425,030
Hansen Natural*                                       9,000                          217,080
Headwaters*                                           7,500                          231,450
Helix Technology                                    105,000                        1,427,475
HomeBanc*                                            46,800                          421,200
Hydril*                                              22,800                          979,260
Hyperion Solutions*                                  55,900                        1,900,041
Icon-ADR                                             22,700                          747,057
ICU Medical*                                         11,100                          289,044
Immucor*                                             52,500                        1,299,375
Infospace*                                           10,100                          478,639
Insight Communications*                              17,300                          152,240
Insight Enterprises*                                110,900                        1,867,556
Integra LifeSciences Holdings*                       38,000                        1,220,180
Integrated Allarm Services Group*                    25,900                          106,449
Integrated Device Technology*                        25,800                          245,874
Integrated Silicon Solutions*                       303,300                        2,204,991
Internet Security Systems*                           11,400                          193,800
Intuitive Surgical*                                  73,200                        1,811,700
iPayment*                                            73,700                        2,959,792
Jakks Pacific*                                       10,000                          230,000
Jameson Inn*                                        148,700                          264,686
JLG Industries                                        5,600                           94,080
Jos. A. Bank Clothiers*                              90,718                        2,511,074
Journal Register*                                    16,600                          313,740
Jupitermedia*                                       141,100                        2,511,580
Kenneth Cole Productions, Cl A                        3,900                          109,746
Kensey Nash*                                         68,800                        1,801,872
Kos Pharmaceuticals*                                 55,100                        1,962,111
Kyphon*                                               7,500                          185,850
Laserscope*                                          47,700                          966,879
Lawson Software*                                      6,600                           36,960
LCA-Vision*                                          14,000                          361,060
Leapfrog Enterprises*                                15,200                          307,800
Lifecell*                                            54,500                          545,000
Lin TV, Cl A*                                         6,300                          122,724
Lone Star Technologies*                              12,800                          483,840
Macromedia*                                         141,300                        2,837,304
Magma Design Automation*                             85,800                        1,293,864
Manhattan Associates*                               124,500                        3,040,290
Manugistics Group*                                   29,700                           70,686
Martek Biosciences*                                  17,500                          851,200
Marvell Technology Group*                            23,400                          611,442
Matria Healthcare*                                   16,500                          467,115
Matrixone*                                           27,500                          139,150
Mattson Technology*                                 122,400                          941,256
Mediacom Communications*                             55,000                          359,150
Medical Staffing Network Holdings*                   34,900                          214,286
Merge Technologies*                                  77,500                        1,337,650
Meridian Resource*                                   31,200                          275,496
Meristar Hospitality*                               121,700                          663,265
Metris*                                              29,200                          285,576
MGE Energy                                            7,400                          235,468
MGP Ingredients                                       6,500                           64,480
Microsemi*                                          149,300                        2,105,130
MicroStrategy, Cl A*                                 44,500                        1,828,505
Mine Safety Appliances                                5,000                          203,600
MKS Instruments*                                     10,000                          153,200
Molecular Devices*                                   77,100                        1,817,247
Moog, Cl A*                                           6,750                          245,025
Mothers Work*                                         7,000                          101,500
MSC Industrial Direct                                10,000                          340,800
National Processing*                                 10,000                          265,200
Navigant Consulting*                                 23,500                          516,060
NetIQ*                                               25,800                          276,060
NewAlliance Bancshares                               25,100                          360,185
Niku*                                                21,500                          326,800
Novatel Wireless*                                    53,300                        1,252,550
O2Micro International*                              171,500                        1,841,910
Odyssey Re Holdings                                  10,600                          235,108
Olin                                                 29,000                          580,000
Omnivision Technologies*                             87,000                        1,231,050
Orleans Homebuilders*                                19,600                          441,392
Overstock.com*                                        5,000                          183,650
Palomar Medical Technologies*                        31,700                          694,864
Panera Bread, Cl A*                                  44,100                        1,655,514
Parametric Technology*                               38,200                          201,696
Parexel International*                               14,700                          288,120
PDI*                                                 13,400                          361,666
Petroleum Development*                               40,000                        1,752,800
PF Chang's China Bistro*                             80,000                        3,879,200
Photon Dynamics*                                     65,400                        1,327,620
Pixelworks*                                          60,000                          600,600
Portfolio Recovery Associates*                       11,200                          329,168
Power Integrations*                                 106,300                        2,171,709
Priority Healthcare*                                 10,800                          217,620
PrivateBancorp                                       15,000                          404,400
Procentury*                                          12,900                          128,355
Psychiatric Solutions*                               13,500                          342,225
Quality Systems*                                      6,000                          303,060
Quantum*                                            121,600                          280,896
Quest Software*                                      15,100                          167,912
Quiksilver*                                         119,900                        3,047,858
Radio One, Cl A*                                     21,800                          311,522
Range Resources                                       8,800                          153,912
Rare Hospitality International*                      48,550                        1,293,858
Red Robin Gourmet Burgers*                          141,650                        6,185,856
Resources Connection*                                74,200                        2,803,276
Retek*                                               43,200                          196,992
Rofin-Sinar Technologies*                            52,500                        1,542,450
Salix Pharmaceuticals*                               39,500                          850,040
Sapient*                                            452,200                        3,450,286
Saxon Capital*                                        4,100                           88,150
Scansource*                                          48,000                        3,062,400
Scholastic*                                          16,100                          497,329
SCP Pool                                             11,250                          300,825
SFBC International*                                  14,500                          381,495
Shanda Interactive Entertainment-ADR*                10,000                          240,000
Shaw Group*                                          30,100                          361,200
Shuffle Master*                                     101,200                        3,790,952
Signature Bank*                                       9,600                          256,800
Silicon Laboratories*                                70,400                        2,329,536
Sinclair Broadcast Group, Cl A                       55,000                          401,500
Skywest                                              10,800                          162,540
Sonic Solutions*                                     81,700                        1,333,344
Southwestern Energy*                                  7,500                          314,925
Spanish Broadcasting System, Cl A*                   54,400                          535,296
SS&C Technologies                                    79,200                        1,546,776
Standard Microsystems*                               46,400                          812,464
Stone Energy*                                         3,100                          135,656
Stratasys*                                           32,200                        1,016,071
Syneron Medical*                                     48,800                          864,736
Teledyne Technologies*                               18,000                          450,720
Tivo*                                                17,800                          117,836
Too*                                                 21,800                          393,926
Tractor Supply*                                      73,800                        2,320,272
Trammell Crow*                                       11,300                          177,636
Transact Technologies*                               50,500                        1,305,425
Trident Microsystems*                               118,850                        1,196,820
Trimble Navigation(                                  13,500                          426,600
TTM Technologies*                                   181,500                        1,613,535
Ultratech*                                          136,000                        2,131,120
United Therapeutics*                                  8,500                          296,905
Urban Outfitters*                                   204,800                        7,045,120
USANA Health Sciences*                                7,500                          261,000
UTI Worldwide                                         5,000                          294,050
Varian Semiconductor Equipment Associates*           79,600                        2,459,640
Veeco Instruments*                                    5,300                          111,141
Ventana Medical Systems*                             65,700                        3,313,908
Vignette*                                            96,500                          128,345
Vintage Petroleum                                     9,700                          194,679
WCA Waste*                                           35,700                          313,803
webMethods*                                          63,900                          339,948
Websense*                                            73,800                        3,075,246
W-H Energy Services*                                 10,500                          217,875
Witness Systems*                                    250,400                        4,023,928
Wright Medical Group*                                37,300                          936,976
Zoran*                                               79,300                        1,246,596


--------------------------------------------------------------------------------------------
SECURITY NAME                                        SHARES                     MARKET VALUE
--------------------------------------------------------------------------------------------
iShares Russell 2000 Index Fund*                      1,300                          148,005


--------------------------------------------------------------------------------------------
SECURITY NAME                                   FACE AMOUNT                     MARKET VALUE
--------------------------------------------------------------------------------------------
Morgan Stanley Tri-Party Repurchase Agreement
   1.55%, dated 09-30-04, to be repurchased
   on 10-01-04, repurchase price $2,455,370
   (collateralized by U.S. Government Agency
   Obligations, par value $7,764,310, 6.75%,
   08-15-26; total market value $2,504,378)       2,455,264                        2,455,264

Deutsche Bank Tri-Party Repurchase Agreement
   1.82%, dated 09-30-04, to be repurchased
   on 10-01-04, repurchase price $3,804,088
   (collateralized by U.S. Government Agency
   Obligations, par value $3,580,000, 5.125%,
   10-15-08; total market value $3,883,368)       3,803,896                        3,803,896

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

Acquired Fund
PBHG Emerging Growth Fund
Schedule of Investments as of September 30, 2004

--------------------------------------------------------------------------------------------
SECURITY NAME                                        SHARES                     MARKET VALUE
--------------------------------------------------------------------------------------------
Adtran                                               72,500                        1,644,300
Advanced Neuromodulation Systems*                     3,600                          109,260
Advisory Board*                                      45,300                        1,522,080
Aeroflex*                                           194,500                        2,055,865
Align Technology*                                    90,300                        1,379,784
Altiris*                                            165,100                        5,225,415
American Healthways*                                145,300                        4,229,683
Ansys*                                               45,100                        2,242,823
Applied Films*                                       90,800                        1,635,308
Arthrocare*                                          65,000                        1,903,850
Avid Technology*                                     89,100                        4,176,117
Bebe Stores*                                        100,000                        2,112,000
Benchmark Electronics*                               69,350                        2,066,630
BJ's Restaurants*                                    70,000                        1,110,900
Bright Horizons Family Solutions*                    62,100                        3,371,409
CallWave*                                            27,200                          259,760
Ceradyne*                                            99,100                        4,351,481
Charles River Associates*                            71,800                        2,749,222
Cognex                                               76,300                        1,999,060
Corporate Executive Board                            90,000                        5,511,600
Cyberoptics*                                         37,400                          577,456
Cymer*                                               64,500                        1,848,570
DiamondCluster International*                       290,000                        3,538,000
Dick's Sporting Goods*                               81,600                        2,906,592
Digital River*                                      103,700                        3,088,186
Ditech Communications*                               34,200                          765,738
DJ Orthopedics*                                      45,200                          797,780
Engineered Support Systems                           36,225                        1,653,309
eResearch Technology*                               123,750                        1,649,588
F5 Networks*                                        136,450                        4,156,267
Finish Line, Cl A*                                   76,300                        2,359,196
First Horizon Pharmaceutical*                       110,600                        2,213,106
Formfactor*                                          90,600                        1,754,922
Foundry Networks*                                    80,000                          759,200
Gen-Probe*                                          101,300                        4,038,831
Given Imaging Limited*                               42,600                        1,637,970
Guitar Center*                                       70,600                        3,056,980
Helix Technology                                    105,000                        1,427,475
Hydril*                                              22,800                          979,260
Hyperion Solutions*                                  55,900                        1,900,041
Icon-ADR                                             22,700                          747,057
Immucor*                                             47,500                        1,175,625
Insight Enterprises*                                110,900                        1,867,556
Integra LifeSciences Holdings*                       29,500                          947,245
Integrated Silicon Solutions*                       268,900                        1,954,903
Intuitive Surgical*                                  73,200                        1,811,700
iPayment*                                            65,200                        2,618,432
Jos. A. Bank Clothiers*                              75,093                        2,078,574
Jupitermedia*                                       121,100                        2,155,580
Kensey Nash*                                         60,300                        1,579,257
Kos Pharmaceuticals*                                 47,600                        1,695,036
Laserscope*                                          42,700                          865,529
Lifecell*                                            54,500                          545,000
Macromedia*                                         124,800                        2,505,984
Magma Design Automation*                             85,800                        1,293,864
Manhattan Associates*                               119,500                        2,918,190
Martek Biosciences*                                  13,500                          656,640
Mattson Technology*                                  99,900                          768,231
Merge Technologies*                                  70,000                        1,208,200
Microsemi*                                          149,300                        2,105,130
MicroStrategy, Cl A*                                 38,000                        1,561,420
Molecular Devices*                                   77,100                        1,817,247
Novatel Wireless*                                    41,800                          982,300
O2Micro International*                              171,500                        1,841,910
Omnivision Technologies*                             87,000                        1,231,050
PF Chang's China Bistro*                             71,000                        3,442,790
Palomar Medical Technologies*                        24,200                          530,464
Panera Bread, Cl A*                                  44,100                        1,655,514
Petroleum Development*                               40,000                        1,752,800
Photon Dynamics*                                     65,400                        1,327,620
Pixelworks*                                          47,500                          475,475
Power Integrations*                                  98,800                        2,018,484
Quiksilver*                                         119,900                        3,047,858
Rare Hospitality International*                      48,550                        1,293,858
Red Robin Gourmet Burgers*                          126,650                        5,530,806
Resources Connection*                                65,200                        2,463,256
Rofin-Sinar Technologies*                            44,000                        1,292,720
SS&C Technologies*                                   69,200                        1,351,476
Salix Pharmaceuticals*                               32,000                          688,640
Sapient*                                            452,200                        3,450,286
Scansource*                                          38,200                        2,437,160
Shuffle Master*                                      89,700                        3,360,162
Silicon Laboratories*                                58,900                        1,949,001
Sonic Solutions*                                     81,700                        1,333,344
Standard Microsystems*                               46,400                          812,464
Stratasys*                                           25,200                          795,186
Syneron Medical*                                     24,500                          434,140
Tractor Supply*                                      58,800                        1,848,672
Transact Technologies*                               43,000                        1,111,550
Trident Microsystems*                               110,700                        1,114,749
TTM Technologies*                                   181,500                        1,613,535
Ultratech*                                          136,000                        2,131,120
Urban Outfitters*                                   177,300                        6,099,120
Varian Semiconductor Equipment Associates*           79,600                        2,459,640
Ventana Medical Systems*                             58,200                        2,935,608
Websense*                                            65,300                        2,721,051
Witness Systems*                                    220,400                        3,541,828
Wright Medical Group*                                37,300                          936,976
Zoran*                                               67,500                        1,061,100

--------------------------------------------------------------------------------------------
SECURITY NAME                                   FACE AMOUNT                     MARKET VALUE
--------------------------------------------------------------------------------------------
Deutsche Bank Tri-Party Repurchase Agreement
  1.82%, dated 09-30-04, to be repurchased on
  10-01-04, repurchase price $3,804,088
  (collateralized by U.S. Government Agency
  Obligations, par value $3,580,000, 5.125%,
  10-15-08; total market value $3,883,368)        3,803,896                        3,803,896


* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

Acquiring Fund
PBHG Strategic Small Company Fund
Schedule of Investments as of September 30, 2004

--------------------------------------------------------------------------------------------
SECURITY NAME                                        SHARES                     MARKET VALUE
--------------------------------------------------------------------------------------------
Accredited Home Lenders Holding*                      3,100                          119,412
Adtran                                                7,500                          170,100
Advisory Board*                                       6,500                          218,400
Aeropostale*                                          8,500                          222,700
Affiliated Managers Group*                            7,150                          382,811
Affordable Residential Communities*                   7,400                          108,040
Align Technology*                                    10,000                          152,800
Allmerica Financial*                                  8,200                          220,416
Altiris*                                             12,500                          395,625
American Healthways*                                 20,000                          582,200
Applera-Celera Genomics Group*                       11,600                          135,604
Applied Micro Circuits*                              56,300                          176,219
Applied Signal Technology                             6,500                          207,935
Armor Holdings*                                       8,500                          353,685
Ascential Software*                                   5,100                           68,697
Ask Jeeves*                                           7,500                          245,325
Asset Acceptance Capital*                             3,000                           50,910
Atlas America*                                        3,100                           67,487
Atwood Oceanics*                                      5,900                          280,486
August Technology*                                    5,900                           40,533
Avid Technology*                                      9,500                          445,265
Axsys Technologies*                                   7,500                          104,243
Bancorp Bank*                                         2,500                           50,875
Bank Mutual                                          23,483                          281,796
BindView Development*                                28,500                           94,620
Borland Software*                                    34,700                          289,745
Brink's                                              12,500                          377,125
Bristol West Holdings                                12,600                          215,964
Brookline Bancorp                                    18,860                          295,536
Brooks Automation*                                   15,200                          215,080
CAL Dive International                                6,400                          227,968
Carter's*                                            10,600                          293,514
CB Richard Ellis Group, Cl A*                        14,600                          337,260
Centene*                                              3,150                          134,127
Ceradyne*                                            20,000                          878,200
Charles River Associates*                             7,500                          287,175
Charming Shoppes*                                    20,000                          142,400
CNF                                                   6,200                          254,138
Cognizant Technology Solutions*                      25,800                          787,158
Coinstar*                                             5,000                          116,500
Collegiate Funding Services LLC*                     46,200                          580,272
Core Laboratories*                                   13,800                          339,342
Coventry Health Care*                                 8,500                          453,645
CP Ships                                              5,000                           61,200
CTS                                                  11,000                          138,600
Cyberoptics*                                         12,500                          193,000
Cymer*                                                9,000                          257,940
Deckers Outdoor*                                     10,000                          340,000
Dick's Sporting Goods*                               12,500                          445,250
Digital River*                                       14,600                          434,788
Ditech Communications*                               13,500                          302,265
DSP Group*                                           12,700                          267,335
EDO                                                  13,200                          366,300
EGL*                                                 12,500                          378,250
Emmis Communications, Cl A*                          18,900                          341,334
Entravision Communications, Cl A*                    48,000                          365,280
Eon Labs*                                             8,100                          175,770
eReaearch Technology*                                15,000                          199,950
eSpeed, Cl A*                                        14,000                          137,620
Extreme Networks*                                    24,600                          109,470
F5 Networks*                                         15,000                          456,900
Faro Technologies*                                    7,500                          152,550
Franklin Bank*                                       19,000                          323,950
Frontier Oil                                         15,800                          373,038
Gander Mountain*                                     12,600                          252,189
Genesis HealthCare*                                   5,100                          155,091
Gen-Probe*                                           17,500                          697,725
Gevity HR                                             7,500                          115,350
Given Imaging Limited*                                6,000                          230,700
Government Properties Trust*                          6,000                           57,000
Grant Prideco*                                        7,700                          157,773
Guitar Center*                                        8,500                          368,050
Hansen Natural*                                       9,000                          217,080
Headwaters*                                           7,500                          231,450
HomeBanc*                                            46,800                          421,200
ICU Medical*                                         11,100                          289,044
Immucor*                                              5,000                          123,750
Infospace*                                           10,100                          478,639
Insight Communications*                              17,300                          152,240
Integra LifeSciences Holdings*                        8,500                          272,935
Integrated Allarm Services Group*                    25,900                          106,449
Integrated Device Technology*                        25,800                          245,874
Integrated Silicon Solutions*                        34,400                          250,088
Internet Security Systems*                           11,400                          193,800
iPayment*                                             8,500                          341,360
Jakks Pacific*                                       10,000                          230,000
Jameson Inn*                                        148,700                          264,686
JLG Industries                                        5,600                           94,080
Jos. A. Bank Clothiers*                              15,625                          432,500
Journal Register*                                    16,600                          313,740
Jupitermedia*                                        20,000                          356,000
Kenneth Cole Productions, Cl A                        3,900                          109,746
Kensey Nash*                                          8,500                          222,615
Kos Pharmaceuticals*                                  7,500                          267,075
Kyphon*                                               7,500                          185,850
Laserscope*                                           5,000                          101,350
Lawson Software*                                      6,600                           36,960
LCA-Vision*                                          14,000                          361,060
Leapfrog Enterprises*                                15,200                          307,800
Lin TV, Cl A*                                         6,300                          122,724
Lone Star Technologies*                              12,800                          483,840
Macromedia*                                          16,500                          331,320
Manhattan Associates*                                 5,000                          122,100
Manugistics Group*                                   29,700                           70,686
Martek Biosciences*                                   4,000                          194,560
Marvell Technology Group*                            23,400                          611,442
Matria Healthcare*                                   16,500                          467,115
Matrixone*                                           27,500                          139,150
Mattson Technology*                                  22,500                          173,025
Mediacom Communications*                             55,000                          359,150
Medical Staffing Network Holdings*                   34,900                          214,286
Merge Technologies*                                   7,500                          129,450
Meridian Resource*                                   31,200                          275,496
Meristar Hospitality*                               121,700                          663,265
Metris*                                              29,200                          285,576
MGE Energy                                            7,400                          235,468
MGP Ingredients                                       6,500                           64,480
MicroStrategy, Cl A*                                  6,500                          267,085
Mine Safety Appliances                                5,000                          203,600
MKS Instruments*                                     10,000                          153,200
Moog, Cl A*                                           6,750                          245,025
Mothers Work*                                         7,000                          101,500
MSC Industrial Direct                                10,000                          340,800
National Processing*                                 10,000                          265,200
Navigant Consulting*                                 23,500                          516,060
NetIQ*                                               25,800                          276,060
NewAlliance Bancshares                               25,100                          360,185
Niku*                                                21,500                          326,800
Novatel Wireless*                                    11,500                          270,250
Odyssey Re Holdings                                  10,600                          235,108
Olin                                                 29,000                          580,000
Orleans Homebuilders*                                19,600                          441,392
Overstock.com*                                        5,000                          183,650
PF Chang's China Bistro*                              9,000                          436,410
Palomar Medical Technologies*                         7,500                          164,400
Parametric Technology*                               38,200                          201,696
Parexel International*                               14,700                          288,120
PDI*                                                 13,400                          361,666
Pixelworks*                                          12,500                          125,125
Portfolio Recovery Associates*                       11,200                          329,168
Power Integrations*                                   7,500                          153,225
Priority Healthcare*                                 10,800                          217,620
PrivateBancorp                                       15,000                          404,400
Procentury*                                          12,900                          128,355
Psychiatric Solutions*                               13,500                          342,225
Quality Systems*                                      6,000                          303,060
Quantum*                                            121,600                          280,896
Quest Software*                                      15,100                          167,912
Radio One, Cl A*                                     21,800                          311,522
Range Resources                                       8,800                          153,912
Red Robin Gourmet Burgers*                           15,000                          655,050
Resources Connection*                                 9,000                          340,020
Retek*                                               43,200                          196,992
Rofin-Sinar Technologies*                             8,500                          249,730
SS&C Technologies                                    10,000                          195,300
Salix Pharmaceuticals*                                7,500                          161,400
Saxon Capital*                                        4,100                           88,150
Scansource*                                           9,800                          625,240
Scholastic*                                          16,100                          497,329
SCP Pool                                             11,250                          300,825
SFBC International*                                  14,500                          381,495
Shanda Interactive Entertainment-ADR*                10,000                          240,000
Shaw Group*                                          30,100                          361,200
Shuffle Master*                                      11,500                          430,790
Signature Bank*                                       9,600                          256,800
Silicon Laboratories*                                11,500                          380,535
Sinclair Broadcast Group, Cl A                       55,000                          401,500
Skywest                                              10,800                          162,540
Southwestern Energy*                                  7,500                          314,925
Spanish Broadcasting System, Cl A*                   54,400                          535,296
Stone Energy*                                         3,100                          135,656
Stratasys*                                            7,000                          220,885
Syneron Medical*                                     24,300                          430,596
Teledyne Technologies*                               18,000                          450,720
Tivo*                                                17,800                          117,836
Too*                                                 21,800                          393,926
Tractor Supply*                                      15,000                          471,600
Trammell Crow*                                       11,300                          177,636
Transact Technologies*                                7,500                          193,875
Trident Microsystems*                                 8,150                           82,071
Trimble Navigation(                                  13,500                          426,600
United Therapeutics*                                  8,500                          296,905
Urban Outfitters*                                    27,500                          946,000
USANA Health Sciences*                                7,500                          261,000
UTI Worldwide                                         5,000                          294,050
Veeco Instruments*                                    5,300                          111,141
Ventana Medical Systems*                              7,500                          378,300
Vignette*                                            96,500                          128,345
Vintage Petroleum                                     9,700                          194,679
WCA Waste*                                           35,700                          313,803
webMethods*                                          63,900                          339,948
Websense*                                             8,500                          354,195
W-H Energy Services*                                 10,500                          217,875
Witness Systems*                                     30,000                          482,100
Zoran*                                               11,800                          185,496


--------------------------------------------------------------------------------------------
SECURITY NAME                                        SHARES                     MARKET VALUE
--------------------------------------------------------------------------------------------
iShares Russell 2000 Index Fund*                      1,300                          148,005


--------------------------------------------------------------------------------------------
SECURITY NAME                                   FACE AMOUNT                     MARKET VALUE
--------------------------------------------------------------------------------------------
Morgan Stanley Tri-Party Repurchase Agreement
   1.55%, dated 09-30-04, to be repurchased on
   10-01-04, repurchase price $2,455,370
   (collateralized by U.S. Government Agency
   Obligations, par value $7,764,310, 6.75%,
   08-15-26; total market value $2,504,378)       2,455,264                        2,455,264


* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

                                                             Acquired Fund                             Acquiring Fund
                                                       PBHG Emerging Growth Fund               PBHG Strategic Small Company Fund
                                                     Cost                Value                    Cost               Value
                                                 -------------------------------              -----------------------------------
Assets
Investment Securities                            157,125,515         202,519,022              46,672,624         56,925,755
Cash                                                                         -                                          -
Receivable for Accrued Income                                              2,168                                      9,044
Receivable for Capital Shares Sold                                       176,301                                     90,467
Receivable for Investment Securities Sold                              4,452,435                                    719,844
Prepaid Expenses                                                             -                                            -
Other Assets                                                              44,288                                          0
                                                 -------------------------------              -----------------------------------

Total Assets                                                         207,194,214                                 57,745,110
                                                 -------------------------------              -----------------------------------

Liabilities
Payable for Advisory Fee                                                 140,620                                     39,635
Payable for Administration Fee                                            24,815                                      6,916
Payable for Accrued Expenses                                             161,896                                       8,059
Payable for Capital Shares Redeemed                                       88,359                                      58,283
Payable for Investment Securities Purchased                            4,168,274                                    713,804
Other Payables                                                            72,231                                     26,832
                                                 -------------------------------              -----------------------------------

Total Liabilities                                                      4,656,195                                    853,528
                                                 -------------------------------              -----------------------------------

Net Assets                                                           202,538,019                                 56,891,582
                                                 -------------------------------              -----------------------------------

PBHG Class
Net Assets                                                           202,446,439                                 55,185,819
Shares Outstanding                                                    18,239,547                                  4,340,886
Net Asset Value, offering price and redemption
  price per share                                                          11.10                                      12.71

Advisor Class
Net Assets                                                                   -                                    1,597,901
Shares Outstanding                                                           -                                      126,302
Net Asset Value, offering price and redemption
  price per share                                                            N/A                                     12.65

Class A
Net Assets                                                                45,962                                     54,165
Shares Outstanding                                                         4,156                                      4,274
Net Asset Value and redemption
  price per share                                                          11.06                                      12.68

Class A
Maximum Offering
  price per share                                                          11.73                                      13.44

Class C
Net Assets                                                                45,618                                     53,697
Shares Outstanding                                                         4,156                                      4,274
Net Asset Value, offering price and redemption
  price per share                                                          10.98                                      12.56


                                                                    PBHG Strategic Small Company Fund
                                                                               Pro Forma
                                                     Adjustments        Cost            Value
                                                     -----------    ---------------------------------
Assets
Investment Securities                                               203,798,139      259,444,777
Cash                                                                                         -
Receivable for Accrued Income                                                             11,213
Receivable for Capital Shares Sold                                                       266,768
Receivable for Investment Securities Sold                                              5,172,279
Prepaid Expenses                                                                             -
Other Assets                                                                              50,816
                                                     -----------     ---------------------------------

Total Assets                                                                         264,945,852
                                                     -----------     ---------------------------------

Liabilities
Payable for Advisory Fee                                                                 180,255
Payable for Administration Fee                                                            31,731
Payable for Accrued Expenses                                                             176,429
Payable for Capital Shares Redeemed                                                      146,642
Payable for Investment Securities Purchased                                             4,882,078
Other Payables                                                                            99,118
                                                     -----------     ---------------------------------

Total Liabilities                                                                      5,516,252
                                                     -----------     ---------------------------------

Net Assets                                                                           259,429,600
                                                     -----------     ---------------------------------

PBHG Class
Net Assets                                                                           257,632,258
Shares Outstanding                                    (2,315,222)                     20,265,211
Net Asset Value, offering price and redemption
  price per share                                                                          12.71

Advisor Class
Net Assets                                                                             1,597,901
Shares Outstanding                                                                       126,302
Net Asset Value, offering price and redemption
  price per share                                                                          12.65

Class A
Net Assets                                                                               100,127
Shares Outstanding                                         (530)                           7,900
Net Asset Value and redemption
  price per share                                                                          12.68

Class A
Maximum Offering
  price per share                                                                          13.44

Class C
Net Assets                                                                                99,315
Shares Outstanding                                         (525)                           7,905
Net Asset Value, offering price and redemption
  price per share                                                                          12.56

For the Year October 1, 2003 to September 30, 2004
                                                            Acquired Fund                      Acquiring Fund
                                                        PBHG Emerging Growth            PBHG Strategic Small Company
                                                                 Fund                                Fund
                                                        --------------------            ----------------------------
Investment Income
Dividend Income                                                     128,191                                 175,555
Registered Investment Companies                                         -                                     3,303
Interest Income                                                      54,952                                  26,105
Less: Foreign Taxes Witheld                                             -                                        17
                                                        --------------------            ----------------------------

Total Income                                                        183,143                                 204,946
                                                        --------------------            ----------------------------

Expenses
Investment Advisory Fees                                          2,741,615                                 736,742
Administrative Fees                                                 483,814                                 110,512
Transfer Agent Fees                                                 990,827                                 228,651
Printing Fees                                                       135,904                                  27,581
Professional Fees                                                    66,197                                  16,231
Line of Credit Fees                                                     -                                       940
Service Fees
     Advisor Class                                                      N/A                                   3,870
     Class A                                                            128                                     153
     Class C                                                            128                                     140
Distribution Fees - Class C                                             384                                     421
Registration and Filing Fees                                        109,552                                  59,387
Director's Fees                                                      13,607                                   2,665
Miscellaneous Fees                                                   11,194                                   5,450
Custodian Fees                                                       18,286                                  22,437
                                                        --------------------            ----------------------------

Total Expenses                                                    4,571,636                               1,215,180
                                                        --------------------            ----------------------------

Expense Reduction                                                       -                                   109,758
                                                        --------------------            ----------------------------

Net Expenses                                                      4,571,636                               1,105,422
                                                        --------------------            ----------------------------

Net Investment Loss                                              (4,388,493)                               (900,476)
                                                        --------------------            ----------------------------

Net Realized Gain from Security Transactions                     84,653,461                              19,165,067
Net Change in Unrealized Depreciation on Investments            (81,552,278)                            (12,411,492)
                                                        --------------------            ----------------------------

Net Realized and Unrealized Gain on Investments                   3,101,183                               6,753,575
                                                        --------------------            ----------------------------

Increase (Decrease) in Net Assets Resulting                      (1,287,310)                              5,853,099
 from Operations                                        --------------------            ----------------------------
                                                        --------------------            ----------------------------



For the Year October 1, 2003 to September 30, 2004
                                                                                               PBHG
                                                                                  Strategic Small Company Fund
                                                       Adjustments                           Pro Forma
                                                       -----------                -----------------------------
Investment Income
Dividend Income                                                                                       303,746
Registered Investment Companies                                                                         3,303
Interest Income                                                                                        81,057
Less: Foreign Taxes Witheld                                                                                17
                                                       -----------                -----------------------------

Total Income                                                     -                                    388,123
                                                       -----------                -----------------------------

Expenses
Investment Advisory Fees                                  (110,511)(a)                              3,367,846
Administrative Fees                                                                                   594,326
Transfer Agent Fees                                                                                 1,219,478
Printing Fees                                                                                         163,485
Professional Fees                                           (3,260)(b)                                 79,168
Line of Credit Fees                                                                                       940
Service Fees
     Advisor Class                                                                                      3,870
     Class A                                                                                              281
     Class C                                                                                              268
Distribution Fees - Class C                                                                               805
Registration and Filing Fees                             (109,552)(c)                                  59,387
Director's Fees                                                                                        16,272
Miscellaneous Fees                                                                                     16,644
Custodian Fees                                                                                         40,723
                                                       -----------                -----------------------------

Total Expenses                                            (223,323)                                 5,563,493
                                                       -----------                -----------------------------

Expense Reduction                                          (84,020)                                    25,738
                                                       -----------                -----------------------------

Net Expenses                                              (139,303)                                 5,537,755
                                                       -----------                -----------------------------

Net Investment Gain (Loss)                                 139,303                                 (5,149,666)
                                                       -----------                -----------------------------

Net Realized Gain from Security Transactions                                                      103,818,528
Net Change in Unrealized Depreciation on Investments                                              (93,963,770)
                                                       -----------                -----------------------------

Net Realized and Unrealized Gain on Investments                 -                                  9,854,758
                                                       -----------                -----------------------------

Increase in Net Assets Resulting from Operations           139,303                                  4,705,092
                                                       -----------                -----------------------------
                                                       -----------                -----------------------------

PBHG Emerging Growth Fund
PBHG Strategic Small Company Fund
Notes to Pro Forma Financial Statements (unaudited)
September 30, 2003 and September 30, 2004

The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed reorganizations of the PBHG Emerging Growth Fund ("Emerging Growth Fund") into the PBHG Strategic Small Company Fund ("Strategic Small Company Fund"). The proposed reorganizations will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganizations provide for the transfer of all of the assets and liabilities of Emerging Growth Fund to Strategic Small Company Fund and the reclassification of shares of Emerging Growth Fund as shares of Strategic Small Company Fund. The accounting survivor in the proposed reorganization will be Strategic Small Company Fund. This is because Emerging Growth Fund has a similar investment objective as Strategic Small Company Fund and the surviving fund will invest in a style that is similar to the way in which Emerging Growth Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

Emerging Growth Fund and Strategic Small Company Fund are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the reorganizations between Emerging Growth Fund and Strategic Small Company Fund.


(a) To decrease Investment Advisory Fees to reflect the revised fee schedule.

(b) Adjustment based on revised fee schedule with the independent registered public accounting firm.

(c) Adjustment based on assumed elimination of duplicate state registration fees, and reflects management's estimates of combined pro forma operations.

Following is a summary of significant accounting policies, which are consistently followed by Emerging Growth Fund and Strategic Small Company Fund in the preparation of their financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Investment securities of the Emerging Growth Fund and Strategic Small Company Fund that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Emerging Growth Fund and Strategic Small Company Fund that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.


FEDERAL INCOME TAXES - Emerging Growth Fund and Strategic Small Company Fund have qualified and Strategic Small Company Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

DIVIDENDS - Dividends from net investment income and distributions of net realized capital gains for the Emerging Growth Fund and Strategic Small Company Fund are declared annually, if available.

FOREIGN WITHHOLDING TAXES -- The Emerging Growth Fund and Strategic Small Company Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Emerging Growth Fund and Strategic Small Company Fund accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by Emerging Growth Fund or Strategic Small Company Fund may be delayed or limited.

DIRECTED BROKERAGE-- Emerging Growth Fund and Strategic Small Company Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Emerging Growth Fund and Strategic Small Company Fund. Directed brokerage arrangements are accounted for as realized gains of Emerging Growth Fund and Strategic Small Company Fund.

OTHER -- Expenses that are directly related to Emerging Growth Fund or Strategic Small Company Fund are charged directly to the Emerging Growth Fund or Strategic Small Company Fund. Other operating expenses are prorated to Emerging Growth Fund and Strategic Small Company Fund on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of Emerging Growth Fund and Strategic Small Company Fund are allocated to the respective class on the basis of the relative net assets each day.

Emerging Growth Fund and Strategic Small Company Fund have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

Emerging Growth Fund and Strategic Small Company Fund will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of Emerging Growth Fund and Strategic Small Company Fund within 10 calendar days of their purchase. Emerging Growth Fund and Strategic Small Company Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Emerging Growth Fund or Strategic Small Company Fund shares redeemed exceeds the number of Emerging Growth Fund or Strategic Small Company Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Emerging Growth Fund or Strategic Small Company Fund have been held, shares held by the investor for the longest period of time will be sold first. Emerging Growth Fund or Strategic Small Company Fund will retain the fee for the benefit of the remaining shareholders. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Emerging Growth Fund or Strategic Small Company Fund's prospectus.

                                  APPENDIX VII

PBHG Focused Fund
Pro Forma
Schedule of Investments as of September 30, 2004

--------------------------------------------------------------------------------------------------
SECURITY NAME                                              SHARES                     MARKET VALUE
--------------------------------------------------------------------------------------------------
Abbott Laboratories                                        87,700                        3,714,972
Alltel                                                     40,000                        2,196,400
Altria Group                                               75,000                        3,528,000
American International Group                               36,400                        2,474,836
Anadarko Petroleum                                         26,200                        1,738,632
Applied Materials*                                        131,000                        2,160,190
Automatic Data Processing                                  54,800                        2,264,336
Bank of America                                            84,800                        3,674,384
BellSouth                                                  75,400                        2,044,848
Centex                                                     14,400                          726,624
Chevron Texaco                                             37,400                        2,006,136
Citigroup                                                 156,000                        6,882,720
Clear Channel Communications                               21,900                          682,623
Comcast, Cl A*                                             59,600                        1,664,032
Conoco Phillips                                            20,800                        1,723,280
Consolidated Edison                                        63,800                        2,682,152
CVS                                                        22,500                          947,925
El Paso                                                   126,400                        1,161,616
Exxon Mobil                                               120,700                        5,833,431
Fannie Mae                                                 25,100                        1,591,340
First Data                                                 85,300                        3,710,550
Fiserv*                                                    25,000                          871,500
General Electric                                          185,000                        6,212,300
Goldman Sachs Group                                        50,400                        4,699,296
Guidant                                                    20,000                        1,320,800
Home Depot                                                 85,400                        3,347,680
Intel                                                     170,500                        3,420,230
International Business Machines                            30,000                        2,572,200
Interpublic Group*                                         46,300                          490,317
Intuit*                                                    27,600                        1,253,040
Johnson & Johnson                                         114,000                        6,421,620
JPMorgan Chase                                             57,000                        2,264,610
KLA-Tencor*                                                63,600                        2,638,128
Lehman Brothers Holdings                                   10,800                          860,976
Lincare Holdings*                                          17,800                          528,838
Marsh & McLennan                                           57,700                        2,640,352
MBNA                                                       41,000                        1,033,200
McDonald's                                                 31,300                          877,339
MeadWestvaco                                               16,300                          519,970
Medtronic                                                  20,000                        1,038,000
Merck                                                     129,500                        4,273,500
Meristar Hospitality*                                      91,800                          500,310
Merrill Lynch                                              51,600                        2,565,552
Microsoft                                                 249,500                        6,898,675
Morgan Stanley                                             70,100                        3,455,930
Nokia OYJ-ADR                                             314,900                        4,320,428
Novellus Systems*                                          98,200                        2,611,138
Oracle*                                                    38,300                          432,024
PepsiCo                                                    66,700                        3,244,955
Pfizer                                                    207,700                        6,355,620
Phelps Dodge                                               22,000                        2,024,660
Sanmina-SCI*                                              113,600                          800,880
SBC Communications                                         75,000                        1,946,250
Southern                                                   88,200                        2,644,236
Sysco                                                      29,200                          873,664
Time Warner*                                              109,000                        1,759,260
Transocean*                                                18,800                          672,664
Tribune                                                    80,400                        3,308,460
Unilever                                                   55,800                        3,225,240
United Parcel Service, Cl B                                20,000                        1,518,400
UnitedHealth Group                                         23,500                        1,732,890
US Bancorp                                                 82,000                        2,369,800
Veritas Software*                                          79,200                        1,409,760
Verizon Communications                                     45,000                        1,772,100
Viacom, Cl B                                               46,700                        1,567,252
Wachovia                                                   46,300                        2,173,785
Wal-Mart Stores                                            73,400                        3,904,880
WellPoint Health Networks*                                 15,600                        1,639,404
Wells Fargo                                                55,300                        3,297,539
Wyeth                                                     160,300                        5,995,220

--------------------------------------------------------------------------------------------------
SECURITY NAME                                          FACE AMOUNT                    MARKET VALUE
--------------------------------------------------------------------------------------------------
Deutsche Bank Tri-Party Repurchase Agreement
   1.82%, dated 09-30-04, to be repurchased on
   10-01-04, repurchase price $1,154,499
   (collateralized by U.S. Government Obligations,
   par value $1,125,000, 5.50%, 02-15-06;
   total market value $1,177,734)                       1,154,441                        1,154,441

Morgan Stanley Tri-Party Repurchase Agreement
   1.55%, dated 09-30-04, to be repurchased on
   10-01-04, repurchase price $448,539
   (collateralized by U.S. Government Obligations,
   par value $1,418,359, 6.75%, 03-15-26;
   total market value $457,492)                           448,520                          448,520

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

Acquired Fund
PBHG Large Cap Fund
Schedule of Investments as of September 30, 2004

--------------------------------------------------------------------------------------------------
SECURITY NAME                                              SHARES                    MARKET VALUE
--------------------------------------------------------------------------------------------------
Abbott Laboratories                                        87,700                        3,714,972
Alltel                                                     40,000                        2,196,400
Altria Group                                               75,000                        3,528,000
American International Group                               36,400                        2,474,836
Anadarko Petroleum                                         26,200                        1,738,632
Applied Materials*                                        131,000                        2,160,190
Automatic Data Processing                                  50,000                        2,066,000
Bank of America                                            84,800                        3,674,384
BellSouth                                                  75,400                        2,044,848
Chevron Texaco                                             37,400                        2,006,136
Citigroup                                                 139,000                        6,132,680
Comcast, Cl A*                                             59,600                        1,664,032
Conoco Phillips                                            20,800                        1,723,280
Consolidated Edison                                        63,800                        2,682,152
Exxon Mobil                                               120,700                        5,833,431
Fannie Mae                                                 25,100                        1,591,340
First Data                                                 85,300                        3,710,550
Fiserv*                                                    25,000                          871,500
General Electric                                          185,000                        6,212,300
Goldman Sachs Group                                        50,400                        4,699,296
Guidant                                                    20,000                        1,320,800
Home Depot                                                 85,400                        3,347,680
Intel                                                     120,900                        2,425,254
International Business Machines                            30,000                        2,572,200
Johnson & Johnson                                         114,000                        6,421,620
JPMorgan Chase                                             57,000                        2,264,610
KLA-Tencor*                                                63,600                        2,638,128
Marsh & McLennan                                           57,700                        2,640,352
McDonald's                                                 31,300                          877,339
Medtronic                                                  20,000                        1,038,000
Merck                                                     114,500                        3,778,500
Merrill Lynch                                              51,600                        2,565,552
Microsoft                                                 181,500                        5,018,475
Morgan Stanley                                             70,100                        3,455,930
Nokia OYJ-ADR                                             240,100                        3,294,172
Novellus Systems*                                          98,200                        2,611,138
PepsiCo                                                    66,700                        3,244,955
Pfizer                                                    182,100                        5,572,260
Phelps Dodge                                               22,000                        2,024,660
SBC Communications                                         75,000                        1,946,250
Southern                                                   88,200                        2,644,236
Time Warner*                                              109,000                        1,759,260
Tribune                                                    80,400                        3,308,460
Unilever                                                   55,800                        3,225,240
United Parcel Service, Cl B                                20,000                        1,518,400
UnitedHealth Group                                         23,500                        1,732,890
US Bancorp                                                 82,000                        2,369,800
Verizon Communications                                     45,000                        1,772,100
Viacom, Cl B                                               46,700                        1,567,252
Wachovia                                                   46,300                        2,173,785
Wal-Mart Stores                                            61,900                        3,293,080
WellPoint Health Networks*                                 15,600                        1,639,404
Wells Fargo                                                55,300                        3,297,539
Wyeth                                                     160,300                        5,995,220

--------------------------------------------------------------------------------------------------
SECURITY NAME                                         FACE AMOUNT                    MARKET VALUE
--------------------------------------------------------------------------------------------------
Deutsche Bank Tri-Party Repurchase Agreement
   1.82%, dated 09-30-04, to be repurchased on
   10-01-04, repurchase price $1,154,499
   (collateralized by U.S. Government
   Obligations, par value $1,125,000, 5.50%,
   02-15-06; total market value $1,177,734)             1,154,441                        1,154,441



* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

Acquiring Fund
PBHG Focused Fund
Schedule of Investments as of September 30, 2004

--------------------------------------------------------------------------------------------------
SECURITY NAME                                              SHARES                    MARKET VALUE
--------------------------------------------------------------------------------------------------
Automatic Data Processing                                   4,800                       198,336.00
Centex                                                     14,400                       726,624.00
Citigroup                                                  17,000                       750,040.00
Clear Channel Communications                               21,900                       682,623.00
CVS                                                        22,500                       947,925.00
El Paso                                                   126,400                     1,161,616.00
Intel                                                      49,600                       994,976.00
Interpublic Group*                                         46,300                       490,317.00
Intuit*                                                    27,600                     1,253,040.00
Lehman Brothers Holdings                                   10,800                       860,976.00
Lincare Holdings*                                          17,800                       528,838.00
MBNA                                                       41,000                     1,033,200.00
MeadWestvaco                                               16,300                       519,970.00
Merck                                                      15,000                       495,000.00
Meristar Hospitality*                                      91,800                       500,310.00
Microsoft*                                                 68,000                     1,880,200.00
Nokia OYJ-ADR                                              74,800                     1,026,256.00
Oracle*                                                    38,300                       432,024.00
Pfizer                                                     25,600                       783,360.00
Sanmina-SCI*                                              113,600                       800,880.00
Sysco                                                      29,200                       873,664.00
Transocean*                                                18,800                       672,664.00
Veritas Software*                                          79,200                     1,409,760.00
Wal-Mart Stores                                            11,500                       611,800.00

--------------------------------------------------------------------------------------------------
SECURITY NAME                                         FACE AMOUNT                    MARKET VALUE
--------------------------------------------------------------------------------------------------
Morgan Stanley Tri-Party Repurchase Agreement
  1.55%, dated 09-30-04, to be repurchased on
   10-01-04, repurchase price $448,539
   (collateralized by U.S. Government Obligations,
   par value $1,418,359, 6.75%, 03-15-26;
   total market value $457,492)                           448,520                          448,520

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class

                                                          Acquired Fund                      Acquiring Fund
                                                       PBHG Large Cap Fund                   PBHG Focused Fund
                                                   Cost                 Value             Cost            Value       Adjustments
                                               ---------------------------------       ----------------------------   -----------
Assets
Investment Securities                          152,851,596           157,233,941       20,032,350       20,082,918
Cash                                                                         -                                 -
Receivable for Accrued Income                                            187,944                            25,116
Receivable for Capital Shares Sold                                        22,064                             1,025
Receivable for Investment Securities Sold                                860,147                               -
Prepaid Expenses                                                             -                                 -
Other Assets                                                               1,248                            22,356

Total Assets                                                         158,305,344                        20,134,483

Liabilities
Payable for Advisory Fee                                                  86,800                            10,973
Payable for Administration Fee                                            20,031                             2,478
Payable for Accrued Expenses                                              78,966                            15,118
Payable for Capital Shares Redeemed                                      400,389                             4,340
Payable for Investment Securities Purchased                                1,765                               912
Other Payables                                                            62,583                             8,168

Total Liabilities                                                        650,534                            41,989

Net Assets                                                           157,654,810                        20,089,426

PBHG Class
Net Assets                                                           157,046,732                        19,976,589
Shares Outstanding                                                    13,355,977                         1,189,783      (4,002,449)
Net Asset Value, offering price and redemption
  price per share                                                          11.76                             16.79

Advisor Class
Net Assets                                                               501,243                               -
Shares Outstanding                                                        42,823                               -
Net Asset Value, offering price and redemption
  price per share                                                          11.71                               N/A

Class A
Net Assets                                                                53,618                            56,631
Shares Outstanding                                                         4,569                             3,381          (1,368)
Net Asset Value, offering price and redemption
  price per share                                                          11.74                             16.75

Class A
Maximum Offering
  price per share                                                          12.46                             17.77

Class C
Net Assets                                                                53,217                            56,206
Shares Outstanding                                                         4,562                             3,381          (1,361)
Net Asset Value, offering price and redemption
  price per share                                                          11.67                             16.63


                                                       PBHG Focused Fund
                                                           Pro Forma
                                                      Cost            Value
                                                  ----------------------------
Assets
Investment Securities                             172,883,946     177,316,859
Cash                                                                     -
Receivable for Accrued Income                                         213,060
Receivable for Capital Shares Sold                                     23,089
Receivable for Investment Securities Sold                             860,147
Prepaid Expenses                                                          -
Other Assets                                                           23,604

Total Assets                                              -       178,436,759

Liabilities
Payable for Advisory Fee                                               97,773
Payable for Administration Fee                                         22,509
Payable for Accrued Expenses                                           94,084
Payable for Capital Shares Redeemed                                   404,729
Payable for Investment Securities Purchased                             2,677
Other Payables                                                         70,751

Total Liabilities                                                     692,523

Net Assets                                                        177,744,236

PBHG Class
Net Assets                                                        177,023,321
Shares Outstanding                                                 10,543,311
Net Asset Value, offering price and redemption
  price per share                                                       16.79

Advisor Class
Net Assets                                                            501,243
Shares Outstanding                                                     42,823
Net Asset Value, offering price and redemption
  price per share                                                       11.71

Class A
Net Assets                                                            110,249
Shares Outstanding                                                      6,581
Net Asset Value, offering price and redemption
  price per share                                                       16.75

Class A
Maximum Offering
  price per share                                                       17.77

Class C
Net Assets                                                            109,423
Shares Outstanding                                                      6,582
Net Asset Value, offering price and redemption
  price per share                                                       16.63

For the Year October 1, 2003 to September 30, 2004

                                                         Acquired Fund     Acquiring Fund
                                                         PBHG Large Cap      PBHG Focused                     PBHG Focused
                                                              Fund               Fund       Adjustments         Pro Forma
                                                         --------------    ---------------  -----------       -------------
Investment Income
Dividend Income                                              4,513,878            290,646                        4,804,524
Interest Income                                                 43,153              7,882                           51,035
Less: Foreign Taxes Witheld                                      4,486                  -                            4,486

Total Income                                                 4,552,545            298,528             -          4,851,073

Expenses
Investment Advisory Fees                                     1,467,720            209,523       (49,300)(a)      1,627,943
Administrative Fees                                            338,705             36,975                          375,680
Transfer Agent Fees                                            668,469             91,627                          760,096
Printing Fees                                                  115,306             10,540                          125,846
Professional Fees                                               46,915              4,615       (2,312)(b)          49,218
Service Fees
   Advisor Class                                                 1,760                N/A                            1,760
   Class A                                                         135                141                              276
   Class C                                                         134                140                              274
Distribution Fees - Class C                                        403                421                              824
Registration and Filing Fees                                    68,900             43,024       (68,900)(c)         43,024
Director's Fees                                                  7,942                914                            8,856
Miscellaneous Fees                                               6,726              2,394                            9,120
Custodian Fees                                                  12,495              5,441                           17,936

Total Expenses                                               2,735,610            405,755      (120,512)         3,020,853

Expense Reduction                                                  -               33,250        21,521             54,771

Net Expenses                                                 2,735,610            372,505      (142,033)         2,966,082

Net Investment Income (Loss)                                 1,816,935            (73,977)      142,033          1,884,991

Net Realized Gain from Security Transactions                18,850,529          4,673,689                       23,524,218
Net Change in Unrealized Appreciation                          760,884           (998,482)                        (237,598)
  Depreciation on Investments
Net Realized and Unrealized Gain on Investments             19,611,413          3,675,207             -         23,286,620

Increase in Net Assets Resulting from Operations            21,428,348          3,601,230       142,033         25,171,611

PBHG Large Cap Fund
PBHG Focused Fund
Notes to Pro Forma Financial Statements (unaudited)
September 30, 2003 and September 30, 2004

The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed reorganizations of the PBHG Large Cap Fund ("Large Cap Fund") into the PBHG Focused Fund ("Focused Fund"). The proposed reorganizations will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganizations provide for the transfer of all of the assets and liabilities of Large Cap Fund to Focused Fund and the reclassification of shares of Large Cap Fund as shares of Focused Fund. The accounting survivor in the proposed reorganization will be Focused Fund. This is because Large Cap Fund has a similar investment objective as Focused Fund and the surviving fund will invest in a style that is similar to the way in which Large Cap Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

Large Cap Fund and Focused Fund are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the reorganizations between Large Cap Fund and Focused Fund.

(a) To decrease Investment Advisory Fees to reflect the revised fee schedule.

(b) Adjustment based on revised fee schedule with the independent registered public accounting firm.

(c) Adjustment based on assumed elimination of duplicate state registration fees, and reflects management's estimates of combined pro forma operations.

Following is a summary of significant accounting policies, which are consistently followed by Large Cap Fund and Focused Fund in the preparation of their financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Investment securities of the Large Cap Fund and Focused Fund that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Large Cap Fund and Focused Fund that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.


FEDERAL INCOME TAXES - Large Cap Fund and Focused Fund have qualified and Focused Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

DIVIDENDS - Dividends from net investment income and distributions of net realized capital gains for the Large Cap Fund and Focused Fund are declared annually, if available.

FOREIGN WITHHOLDING TAXES -- The Large Cap Fund and Focused Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Large Cap Fund and Focused Fund accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by Large Cap Fund or Focused Fund may be delayed or limited.

DIRECTED BROKERAGE-- Large Cap Fund and Focused Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Large Cap Fund and Focused Fund. Directed brokerage arrangements are accounted for as realized gains of Large Cap Fund and Focused Fund.

OTHER -- Expenses that are directly related to Large Cap Fund or Focused Fund are charged directly to the Large Cap Fund or Focused Fund. Other operating expenses are prorated to Large Cap Fund and Focused Fund on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of Large Cap Fund and Focused Fund are allocated to the respective class on the basis of the relative net assets each day.

Large Cap Fund and Focused Fund have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions which are shown separately.

Large Cap Fund and Focused Fund will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of Large Cap Fund and Focused Fund within 10 calendar days of their purchase. Large Cap Fund and Focused Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Large Cap Fund or Focused Fund shares redeemed exceeds the number of Large Cap Fund or Focused Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Large Cap Fund or Focused Fund have been held, shares held by the investor for the longest period of time will be sold first. Large Cap Fund or Focused Fund will retain the fee for the benefit of the remaining shareholders. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Large Cap Fund or Focused Fund's prospectus.

                            PART C: OTHER INFORMATION

Item 15.   INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant includes the following:

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

         Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.


ITEM 16.  EXHIBITS:

         (1) (a) Agreement and Declaration of Trust incorporated herein by reference to Post-Effective Amendment ("PEA") No. 47 to the Registrant's Registration Statement on Form N-1A filed May 8, 2001.

               (b) Amended Schedule A dated June 5, 2001 to Agreement
                   and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

               (c) Amended Schedule A dated August 9, 2001 to Agreement
                   and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

               (d) Amended Schedule A dated January 28, 2002 to
                   Agreement and Declaration of Trust incorporated herein by reference to PEA No. 55 filed on July 26, 2002.

               (e) Amended Schedule A dated April 1, 2003 to Agreement
                   and Declaration of Trust incorporated by reference to PEA No. 56 and PEA No. 57 filed April 2, 2003.

               (f) Amended Schedule A dated May 15, 2003 to Agreement
                   and Declaration of Trust incorporated by reference to PEA No. 59 filed May 16, 2003.

               (g) Amended Schedule A dated October 15, 2003 to
                   Agreement and Declaration of Trust incorporated by reference to PEA No. 69 filed October 15, 2003.

               (h) Amended Schedule A dated July 8, 2004 to Agreement
                   and Declaration of Trust incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

         (2) Bylaws incorporated herein by reference to PEA No. 47 filed May 8, 2001.

               (a) Amended Bylaws executed February 18, 2004 incorporated by reference to PEA No. 73 filed May 21, 2004.

         (3)   Voting Trust Agreements - none.

         (4) (a) A copy of the form of the Plan of Reorganization to be adopted in connection with the reorganization of PBHG Emerging Growth Fund with PBHG Strategic Small Company Fund is attached as Appendix I to the combined proxy statement and prospectus related to such reorganization included in this Registration Statement.

               (b) A copy of the form of Plan of Reorganization to be
                   adopted in connection with the reorganization of PBHG Large Cap Fund with PBHG Focused Fund is attached as Appendix I to the combined proxy statement and prospectus related to such reorganization included in this Registration Statement.

               (c) A copy of the form of the Plan of Reorganization to
                   be adopted in connection with the reorganization of PBHG Select Growth Fund with PBHG Large Cap
                   Growth Concentrated Fund is attached as Appendix II to the combined proxy statement and prospectus related to such reorganization included in this Registration Statement.

         (5)   Instruments Defining Rights of Security Holders.

               (a) Articles II, VI, VII and IX of the Agreement and
                   Declaration of Trust incorporated by reference to PEA No. 47 filed May 8, 2001.

               (b) Article IV of the Bylaws incorporated by reference to PEA No.
                   47 filed May 8, 2001.

         (6)   Investment Advisory Agreement.

               (a) Executed Investment Advisory Agreement dated July 11,
                   2001, by and between the Registrant, on behalf of each fund of the Registrant, and Pilgrim Baxter & Associates, Ltd. incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                       (i) Executed Amended Schedule A dated October 23, 2001 to
                           the Investment Advisory Agreement dated July 11, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                      (ii) Amendment dated April 1, 2003 to Schedule A of the
                           Investment Advisory Agreement by and between the Registrant, on behalf of PBHG Small Cap Value Fund, and Pilgrim Baxter & Associates, Ltd. incorporated by reference to PEA No. 56 filed April 3, 2003.

                     (iii) Amendment dated May 15, 2003 to Schedule A of the
                           Advisory Agreement by and between the Registrant, on behalf of PBHG Intermediate Fixed Income Fund, and Pilgrim Baxter & Associates, Ltd. incorporated by reference to PEA No. 61 filed on July 30, 2003.

               (b) Executed Investment Sub-Advisory Agreement dated
                   July, 11, 2001 by and among the Registrant, on behalf of the PBHG Cash Reserve Fund, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP incorporated herein by reference to PEA No. 55 filed July 26, 2002.

               (c) Executed Investment Sub-Advisory Agreement dated
                   October 23, 2001 by and among the Registrant, on behalf of the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation
                   Fund), Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company incorporated herein by reference to PEA No. 53 filed January 11, 2002.


               (d) Executed Investment Sub-Advisory Agreement dated
                   October 23, 2001 by and among the Registrant, on behalf of the PBHG Disciplined Equity Fund, Pilgrim Baxter & Associates, Ltd. and Analytic Investors, Inc. incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (e) Executed Investment Sub-Advisory Agreement dated
                   October 23, 2001 by and among the Registrant, on behalf of the PBHG REIT Fund, Pilgrim Baxter & Associates, Ltd. and Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors
                   LLC) incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (f) Executed Investment Sub-Advisory Agreement dated
                   October 23, 2001 by and among the Registrant, on behalf of the PBHG Clipper Focus Fund, Pilgrim Baxter & Associates, Ltd. and Pacific Financial Research, Inc. incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (g) Executed Investment Sub-Advisory Agreement dated May
                   7, 2003 by and among the Registrant, on behalf of PBHG Small Cap Value Fund, Pilgrim Baxter & Associates, Ltd. and Thomas, Siegel & Walmsley, LLC incorporated herein by reference to PEA No. 67 filed September 24, 2003.

               (h) Executed Investment Sub-Advisory Agreement by and
                   among the Registrant, on behalf of PBHG Intermediate Fixed Income Fund, Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company incorporated herein by reference to PEA No. 76 filed July 28, 2004.

         (7) Distribution Agreement. Executed Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners incorporated herein by reference to PEA No. 77 filed October 19, 2004.

         (8)   Not Applicable

         (9)   Custodian Agreement.

               (a) Custodian Agreement between the Registrant and
                   Wachovia Bank, N.A. incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

                       (i) Schedule C dated July 14, 2003 to Custodian Agreement
                           between the Registrant and Wachovia Bank, N.A. incorporated by reference to PEA No. 61 filed on July 30, 2003.

         (10)  (a) Plan under Rule 12b-1. Form of Plan under rule
                   12b-1 with respect to the Advisor Class Shares incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                       (i) Amendment to Schedule A of Plan under Rule 12b-1 with
                           respect to the Advisor Class shares. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

               (b) Distribution Plan under Rule 12b-1 with respect to
                   the Class A shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

               (c) Distribution Plan under Rule 12b-1 with respect to
                   the Class C shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

               (d) Rule 18f-3 Multiple Class Plan. Form of Plan under
                   Rule 18f-3 incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                       (i) Amended Appendix A to 18f-3 Plan incorporated herein
                           by reference to PEA No. 51 filed October 29, 2001.

               (e) Amended Rule 18f-3 Multiple Class Plan dated July 31,
                   2003 incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

         (11) Opinions of Ballard Spahr Andrews & Ingersoll, LLP, regarding validity of shares to be issued and related consents are filed herewith as Exhibit 11.

         (12) Opinions of Ballard Spahr Andrews & Ingersoll, LLP, regarding tax matters and related consents are filed herewith as Exhibit 12.

         (13)  Other Material Contracts:

               (a) Executed Administrative Services Agreement dated
                   January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                       (i) Schedule A dated October 29, 2001 to the
                           Administrative Services Agreement dated January 25, 2001 incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                      (ii) Schedule A dated July 14, 2003 to the Administrative
                           Services Agreement dated January 25, 2001 incorporated by reference to PEA No. 61 filed on July 30, 2003.

                     (iii) Executed Amendment to Administrative Services
                           Agreement dated October 1, 2004 by and between Registrant and Old Mutual Fund Services (formerly known as PBHG Fund Services) incorporated herein by reference to PEA No. 77 filed October 19, 2004.

               (b) Sub-Administrative Services Agreement dated January
                   1, 2001 by and between PBHG Fund Services and SEI Fund Resources incorporated herein by reference to PEA No. 47 filed May 8, 2001.

                       (i) Executed Schedule A dated October 29, 2001 to the
                           Sub-Administrative Services Agreement dated January 1, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                      (ii) Form of Amendment No. 1 to Sub-Administrative
                           Services Agreement dated February 1, 2004 incorporated herein by reference to PEA No. 76 filed July 28, 2004.


               (c) Executed Agency Agreement dated January 1, 1998 and
                   Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 42 filed December 15, 2000.

                       (i) Exhibit A dated October 29, 2001 to the Agency
                           Agreement dated January 1, 1998 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (d) Form of Expense Limitation Agreement between Liberty
                   Ridge Capital, Inc. and the Registrant incorporated herein by reference to PEA No. 77 filed October 19, 2004.

               (e) Expense Limitation Agreements.

                       (i) Expense Limitation Agreement dated July 11, 2001
                           between Pilgrim Baxter & Associates, Ltd. and the Registrant on behalf of PBHG Class Shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                      (ii) Expense Limitation Agreement dated July 11, 2002
                           between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                     (iii) Expense Limitation Agreement (15(f) Period) dated
                           October 23, 2001 between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of PBHG Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                      (iv) Expense Limitation Agreement (15(f) Period) dated
                           October 23, 2001 between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                       (v) Expense Limitation Agreement effective September 26,
                           2002 between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

               (f) Executed Shareholder Services Agreement dated January
                   25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (g) Executed Shareholder Web Services Agreement dated
                   January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

               (h) Service Plan for the Registrant's Class A and Class C shares incorporated by reference to PEA No. 63 filed on August 1, 2003.

         (14)  Consent of PricewaterhouseCoopers LLP is filed herewith as
               Exhibit 14.

         (15)  Not Applicable

         (16)  Not Applicable

         (17)  Other.

               (a) Form of Proxy related to the Special Meeting of
                   Shareholders of PBHG Emerging Growth Fund is filed electronically herewith.

               (b) Form of Proxy related to the Special Meeting of
                   Shareholders of PBHG Large Cap Fund is filed electronically herewith.

               (c) Form of Proxy related to the Special Meeting of
                   Shareholders of PBHG Select Growth Fund is filed electronically herewith.

Item 17.  Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in Tredyffrin Township, and the Commonwealth of Pennsylvania on the 3rd day of February, 2005.

                                   PBHG FUNDS
                                   Registrant

                                    By: /s/ David J. Bullock
                                        --------------------
                                        David J. Bullock
                                        President

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE                            DATE

/s/ David J. Bullock               President                           February 3, 2005
------------------------
David J. Bullock                   (Principal Executive Officer)

/s/ Stephen F. Panner              Treasurer, Chief Financial          February 3, 2005
------------------------
Stephen F. Panner                  Officer and Controller
                                   (Principal Financial and
                                   Accounting Officer)

                                   Trustee                             February 3, 2005
------------------------
Leigh A. Wilson

/s/ John R. Bartholdson            Trustee                             February 3, 2005
------------------------
John R. Bartholdson

/s/ Jettie M. Edwards              Trustee                             February 3, 2005
------------------------
Jettie M. Edwards

/s/ Albert A. Miller               Trustee                             February 3, 2005
------------------------
Albert A. Miller

                                  EXHIBIT INDEX



11       (a) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG Strategic Small Company Fund

         (b) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG Focused Fund

         (c) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG Large Cap Growth Concentrated Fund

12       (a) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters

         (b) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters

         (c) Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters

14       Consent of Independent Registered Public Accounting Firm


17       (a) Proxy Ballot for Special Meeting of Shareholders of PBHG Emerging
             Growth Fund

         (b) Proxy Ballot for Special Meeting of Shareholders of PBHG Large Cap Fund

         (c) Proxy Ballot for Special Meeting of Shareholders of PBHG Select Growth Fund